As filed with the Securities and Exchange Commission on January 27, 2006

                                           1933 Act Registration No. 333-130346


--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form N-14/A


                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


            [X]    Pre-Effective             [ ]    Post-Effective
                   Amendment No. 2                  Amendment No.


                           MET INVESTORS SERIES TRUST
                    (Harris Oakmark International Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 848-3854

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                               Elizabeth M. Forget
                                    President
                           Met Investors Series Trust
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

     The Registrant has registered an indefinite amount of securities of its Harris Oakmark International Portfolio under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 2004 was filed with the Commission on or about March 31, 2005.


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103


                                January 31, 2006


Dear Contract Owner:


     As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Mondrian International Stock Portfolio (the "Portfolio") of The Travelers Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on March 14, 2006. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.


     The Prospectus/Proxy Statement describes the proposed reorganization of the Portfolio. All of the assets of the Portfolio would be acquired by Harris Oakmark International Portfolio ("Harris Oakmark"), a series of Met Investors Series Trust ("MIST"), in exchange for shares of Harris Oakmark and the assumption by Harris Oakmark of the liabilities of the Portfolio. Harris Oakmark's investment objective is substantially similar to, and the investment strategies of Harris Oakmark are similar to, those of the Portfolio.

     You will receive Class A shares of Harris Oakmark having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Details about Harris Oakmark's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

     The Board of Trustees has approved the proposal for the Portfolio and recommends that you instruct the Insurance Company to vote FOR the proposal.

     I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

     If you have any questions about the voting instructions form please call the Trust at 1-800-842-9368. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

     Thank you for taking this matter seriously and participating in this important process.

                                                      Sincerely,

                                                      /s/ Elizabeth M. Forget
                                                      --------------------------
                                                      Elizabeth M. Forget
                                                      President
                                                      The Travelers Series Trust

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103

                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                 (FORMERLY LAZARD INTERNATIONAL STOCK PORTFOLIO)

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on March 14, 2006

To the Shareholders of The Travelers Series Trust:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Mondrian International Stock Portfolio of The Travelers Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Met Investors Series Trust, 260 Madison Avenue, New York, New York 10016 on March 14, 2006 at 10:00 a.m. Eastern time and any adjournments thereof (the "Special Meeting") for the following purpose:

     1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Mondrian International Stock Portfolio ("Mondrian") by Harris Oakmark International Portfolio ("Harris Oakmark"), a series of Met Investors Series Trust, in exchange for shares of Harris Oakmark and the assumption by Harris Oakmark of the liabilities of Mondrian. The Plan also provides for distribution of these shares of Harris Oakmark to shareholders of Mondrian in liquidation and subsequent termination of Mondrian. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Mondrian.

     The Board of Trustees has fixed the close of business on December 30, 2005 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                               By order of the Board of Trustees



                                           /s/ Paul G. Cellupica
                                               SECRETARY



January 31, 2006


CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

     The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

     REGISTRATION                                   VALID SIGNATURE
     ____________                                   _______________

     CORPORATE ACCOUNTS
     __________________

     (1)      ABC Corp. ........................    ABC Corp.

     (2)      ABC Corp. ........................    John Doe, Treasurer

     (3)      ABC Corp.
              c/o John Doe, Treasurer ..........    John Doe

     (4)      ABC Corp. Profit Sharing Plan ....    John Doe, Trustee

     TRUST ACCOUNTS
     ______________

     (1)      ABC Trust ........................    Jane B. Doe, Trustee

     (2)      Jane B. Doe, Trustee
              u/t/d 12/28/78 ...................    Jane B. Doe

     CUSTODIAL OR ESTATE ACCOUNTS
     ____________________________

     (1)      John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA ....    John B. Smith

     (2)      Estate of John B. Smith ..........    John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your voting instructions form via the Internet follow the four easy steps below.

1.   Read the accompanying proxy information and voting instructions form.

2.   Go to https://vote.proxy-direct.com.

3.   Enter the 14-digit "CONTROL NO." from your voting instructions form.

4.   Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

                            ACQUISITION OF ASSETS OF

                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                 (FORMERLY LAZARD INTERNATIONAL STOCK PORTFOLIO)
                                   a series of
                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        BY AND IN EXCHANGE FOR SHARES OF

                     HARRIS OAKMARK INTERNATIONAL PORTFOLIO
                                   a series of
                           MET INVESTORS SERIES TRUST

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                           PROSPECTUS/PROXY STATEMENT


                             DATED JANUARY 31, 2006


     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Mondrian International Stock Portfolio (formerly the Lazard International Stock Portfolio) ("Mondrian") for consideration at a Special Meeting of Shareholders to be held on March 14, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust ("MIST"), 260 Madison Avenue, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

     The Board of Trustees of The Travelers Series Trust (the "Trust") has approved the proposed reorganization of Mondrian, which is a series of the Trust, into Harris Oakmark International Portfolio ("Harris Oakmark"), a series of MIST. Mondrian and Harris Oakmark are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios".


     The Travelers Insurance Company and The Travelers Life and Annuity Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of Mondrian's shares and at the Meeting will vote the shares of the Portfolio held in their separate accounts.

     As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Mondrian that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Mondrian, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Mondrian. For simplicity, in this Prospectus/Proxy Statement:

     . "Record Holder" of Mondrian refers to each Insurance Company which holds Mondrian's shares of record;

     . "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     .    "shareholder" or "Contract Owner" refers to you.

     In the reorganization, all of the assets of Mondrian will be acquired by Harris Oakmark in exchange for Class A shares of Harris Oakmark and the assumption by Harris Oakmark of the liabilities of Mondrian (the "Reorganization"). If the Reorganization is approved, Class A shares of Harris Oakmark will be distributed to each Record Holder in liquidation of Mondrian, and Mondrian will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Harris Oakmark which have an aggregate net asset value equal to the aggregate net asset value of your shares of Mondrian.

     Mondrian is a separate diversified series of the Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Harris Oakmark is a separate non-diversified series of MIST, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Mondrian is substantially similar to that of Harris Oakmark, as follows:

Portfolio                 Investment Objective
---------                 --------------------
Mondrian                  Capital appreciation.

Harris Oakmark            Long-term capital appreciation.


     The investment strategies for Mondrian are similar to those for Harris Oakmark. There are some differences, however. Unlike Mondrian, Harris Oakmark is a "non-diversified" investment company and may invest its assets in a small number of issuers. Also, while Mondrian normally invests in large capitalization companies, Harris Oakmark may invest in securities of companies of any market capitalization. In addition, Mondrian normally invests in non-U.S. domiciled companies located primarily in developed markets, while Harris Oakmark may invest up to 35% of its assets in companies based in emerging markets.


     This Prospectus/Proxy Statement explains concisely the information about Harris Oakmark that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

Information about Mondrian:                                           How to Obtain this Information:
---------------------------                                           -------------------------------
Prospectus of the Trust relating to Mondrian, dated                   Copies are available upon request and without
May 2, 2005 as supplemented on June 13 and July 1, 2005               charge if you:

Statement of Additional Information of the Trust                           .     Write to the Trust at the address
relating to Mondrian, dated May 2, 2005 as supplemented                          listed on the cover page of this
December 6, 2005                                                                 Prospectus/Proxy Statement; or

Annual Report of the Trust relating to Mondrian (prior
to May 1, 2005 the Portfolio was known as Lazard                           .     Call (800) 842-9368 toll-free.
International Stock Portfolio) for the year ended
December 31, 2004

Semi-Annual Report of the Trust relating to Mondrian for the six month period ended June 30, 2005


Information about Harris Oakmark                                      How to Obtain this Information:
--------------------------------                                      -------------------------------
Prospectus of MIST relating to Harris Oakmark, dated                  A copy is available upon request and without
May 1, 2005, WHICH ACCOMPANIES THIS PROSPECTUS/PROXY                  charge if you:
STATEMENT
                                                                           .     Write to MIST at the address listed on
Statement of Additional Information of MIST relating to Harris                   the cover page of this Prospectus/Proxy
Oakmark, dated May 1, 2005 as supplemented on November 1, 2005                   Statement; or

Annual Report of MIST relating to Harris Oakmark, for the year
ended December 31, 2004                                                    .     Call (800) 343-8496 toll-free.

Semi-Annual Report of MIST relating to Harris Oakmark, for the six month period ended June 30, 2005


Information about the Reorganization:                                 How to Obtain this Information:
------------------------------------                                  -------------------------------
Statement of Additional Information dated January 31,                 A copy is available upon request and without

2006, which relates to this Prospectus/Proxy Statement                charge if you:

and the Reorganization
                                                                           .     Write to MIST at the address listed on
                                                                                 the cover page of this
                                                                                 Prospectus/Proxy Statement; or

                                                                           .     Call (800) 343-8496 toll-free.


     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public

Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

     Information relating to Harris Oakmark contained in the Prospectus of MIST dated May 1, 2005 (SEC File No. 811-10183) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Mondrian contained in the Prospectus of the Trust dated May 2, 2005 as supplemented on June 13 and July 1, 2005 (SEC File No. 811-06465) also is incorporated by reference in this document. The Statement of Additional Information dated January 31, 2006 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to Mondrian for the year ended December 31, 2004 and the six month period ended June 30, 2005, financial statements of MIST relating to Harris Oakmark for the year ended December 31, 2004 and the six month period ended June 30, 2005, and the pro forma financial statement for MIST for the twelve month period ended June 30, 2005, is incorporated by reference in its entirety in this document.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

     AN INVESTMENT IN HARRIS OAKMARK THROUGH A CONTRACT:

     .    is not a deposit of, or guaranteed by, any bank

     . is not insured by the FDIC, the Federal Reserve Board or any other government agency

     .    is not endorsed by any bank or government agency

     . involves investment risk, including possible loss of the purchase payment of your original investment

                                Table of Contents
                                _________________


                                                                            Page
                                                                            ____

SUMMARY........................................................................6
RISKS.........................................................................17
INFORMATION ABOUT THE REORGANIZATION..........................................21
         Reasons for the Reorganization.......................................21
         Agreement and Plan of Reorganization.................................22
         Federal Income Tax Consequences......................................24
         Pro Forma Capitalization.............................................25
         Distribution of Shares...............................................26
         Purchase and Redemption Procedures...................................27
         Exchange Privileges..................................................27
         Dividend Policy......................................................27
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS...............................27
         Form of Organization.................................................28
         Capitalization.......................................................28
         Shareholder Liability................................................28
         Shareholder Meetings and Voting Rights...............................29
         Liquidation..........................................................30
         Liability and Indemnification of Trustees............................30
VOTING INFORMATION CONCERNING THE MEETING.....................................31
         Shareholder Information..............................................33
         Control Persons and Principal Holders of Securities..................34
FINANCIAL STATEMENTS AND EXPERTS..............................................35
LEGAL MATTERS.................................................................35
ADDITIONAL INFORMATION........................................................35
OTHER BUSINESS................................................................35
EXHIBIT A Form of Agreement and Plan of Reorganization.......................A-1

                                     SUMMARY

       THISSECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE
        REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS
               ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

     WHY IS THE REORGANIZATION BEING PROPOSED?

     The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies, especially those funds that have been unable to accumulate significant assets, that serve as funding vehicles for insurance contracts issued by affiliates of MetLife. Mondrian's performance over each of the one- and three-year periods ended December 31, 2004 has been below the performance of Harris Oakmark. The total operating costs of Harris Oakmark are higher than those of Mondrian. However, each Insurance Company has agreed to reduce the mortality and expense fees ("M&E") under the Contracts to the extent necessary to offset the Total Operating Expenses of the Class A shares of Harris Oakmark received by shareholders of Mondrian in excess of 0.90%. Therefore, the Trustees believe that the Reorganization is in the best interests of Mondrian's shareholders.

     WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

     The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

     . the transfer in-kind of all of the assets of Mondrian to Harris Oakmark in exchange for Class A shares of Harris Oakmark;

     . the assumption by Harris Oakmark of all of the liabilities of Mondrian;

     . the liquidation of Mondrian by distribution of Class A shares of Harris Oakmark to Mondrian's shareholders; and

     . the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

     The Reorganization is expected to be completed on or about May 1, 2006.

     AFTER THE REORGANIZATION, WHAT SHARES OF HARRIS OAKMARK WILL I OWN?

     If you own shares of Mondrian, you will own Class A shares of Harris
Oakmark.

     The new shares you receive will have the same total value as your shares of Mondrian, as of the close of business on the day immediately prior to the Reorganization.

     HOW WILL THE REORGANIZATION AFFECT ME?

     It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

     . COST SAVINGS: Each Insurance Company has agreed to reduce the M&E fees under the Contracts to the extent necessary to offset the Total Operating Expenses of the Class A shares of Harris Oakmark received by shareholders of Mondrian in excess of 0.90%. Therefore, the Total Operating Expenses for the Class A shares of Harris Oakmark received by Mondrian shareholders will be seven basis points less than the Total Operating Expenses of Mondrian.

     . OPERATING EFFICIENCIES: Upon the reorganization of Mondrian into Harris Oakmark, operating efficiencies may be achieved by Harris Oakmark because it will have a greater level of assets. As of June 30, 2005, Mondrian's total net assets were approximately $185 million, and Harris Oakmark's total net assets were approximately $1 billion.

     The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Harris Oakmark after the Reorganization. After the Reorganization your Contract values will depend on the performance of Harris Oakmark rather than that of Mondrian. Neither the Trust nor Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by MetLife or one of its affiliates.

     Like Mondrian, Harris Oakmark will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of Harris Oakmark.


     WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

     The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A shares of Harris Oakmark. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.


     HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

     The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Mondrian, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Mondrian.

              THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED
                                REORGANIZATION.

The Trustees of MIST have also approved the Plan on behalf of Harris Oakmark.

     HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

     The investment objective of Mondrian is substantially similar to that of Harris Oakmark, and the investment strategies of each Portfolio are similar. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval.

     The following tables summarize a comparison of Mondrian and Harris Oakmark with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to the Portfolios.

                   MONDRIAN

   Investment      Capital appreciation.
   Objective

   Principal       Invests at least 80% of its assets in equity securities.
   Investment
   Strategies      Primarily invests in the securities of large market
                   capitalization non-U.S. domiciled companies that are located in developed markets. The Portfolio may also invest in securities of companies domiciled in emerging markets.

                   Adviser selects securities that are undervalued, based on fundamental analysis.

                   The Portfolio is a diversified investment company under the 1940 Act.

                   As of September 30, 2005 the Portfolio invested in approximately 39 companies.

                   HARRIS OAKMARK

   Investment      Long-term capital appreciation.
   Objective

   Principal       Invests primarily in the common stocks of non-U.S. companies.
   Investment
   Strategies      Ordinarily will invest in the securities of companies in at least five countries including both mature and emerging markets, but does not expect to invest more that 35% of its assets in emerging markets.

                   The Adviser selects companies using a value investment style and may invest in equity securities of any market capitalization.

                   Portfolio is a "non-diversified" company under the 1940 Act and expects to invest in 30 to 60 companies.

     The principal risks of investing in Harris Oakmark are substantially similar to those of investing in Mondrian. They include:

     . MARKET RISK - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

     . FOREIGN INVESTMENT RISK - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

     . MARKET CAPITALIZATION RISK - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies.

     . INVESTMENT STYLE RISK - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

     . NON-DIVERSIFICATION RISK - Because Harris Oakmark may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. Although Mondrian is a diversified investment company, it also invests in a small number of issuers and may be subject to similar risks.

     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each of the Portfolios.

     Although Mondrian and Harris Oakmark have substantially similar investment objectives and similar investment strategies, it is anticipated that the securities held by Mondrian may be sold in significant amounts in order to comply with the policies and investment practices of Harris Oakmark in connection with the Reorganization. If such sales occur, the transaction costs of Harris Oakmark will be increased. Such costs are ultimately borne by the Portfolio's shareholders.

     HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

     Mondrian offers one class of shares. Harris Oakmark offers three classes of shares (Class A, Class B and Class E). Class B and Class E shares are not involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

     The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of Mondrian and Class A shares of Harris Oakmark. The table entitled "Harris Oakmark (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

     The amounts for the shares of Mondrian and Class A shares of Harris Oakmark set forth in the following tables and in the examples are based on the expenses for Mondrian and the Class A shares of Harris Oakmark for the twelve month period ended June 30, 2005. The amounts for Class A shares of Harris Oakmark (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Harris Oakmark would have been for the twelve month period ended June 30, 2005, assuming the Reorganization took place on July 1, 2004.

     The shares of Mondrian and Harris Oakmark are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

         Fees and Expenses (as a percentage of average daily net assets)
         _______________________________________________________________



                                                                  HARRIS OAKMARK
                                MONDRIAN       HARRIS OAKMARK       (PRO FORMA)
                                --------       --------------     -------------
                                                  Class A             Class A
                                                  -------         -----------
Management Fees                 0.79%(1)          0.83% *             0.82%

Distribution and 12b-1 Fees       None             None               None

Other Expenses*                  0.18%             0.14%              0.12%

Contractual Expense
(Waiver)/Repayment to Manager   0.00%(2)          0.00%**             0.00%

Total Annual Portfolio
Operating Expenses*              0.97%             0.97%             0.94%***

(1) Effective May 1, 2005, Mondrian has a fee schedule that reduces the management fee payable on assets in excess of $100 million to 0.65%. The expenses in the table have been restated to reflect the current fee schedule.

(2) The investment adviser has an expense cap agreement with Mondrian to limit Total Annual Operating Expenses to 1.25%. The investment adviser may terminate the agreement with 60 days notice.

* The management fee has been restated to reflect a reduction in the fee effective December 1, 2005. Prior to that date, the management fee was 0.84%. The above table and the example below assume that the management fee reduction had been in place during all of 2004.


** The Manager and MIST have entered into an expense limitation agreement (the "Expense Limitation Agreement") whereby the Total Annual Portfolio Operating Expenses for Class A shares of the Portfolio will not exceed 1.10%, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fee waived or expenses reimbursed by the Manager may, with the approval of MIST's Board of Trustees, be repaid to the Manager.


*** Each Insurance Company has agreed to reduce the mortality and expense fees ("M&E") expenses under the Contracts to the extent necessary to offset the Total Operating Expenses of the Class A shares of Harris Oakmark received by shareholders of Mondrian in excess of 0.90%.

     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Mondrian versus Harris Oakmark and Harris Oakmark Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

     THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

     EXAMPLES OF PORTFOLIO EXPENSES

                                       MONDRIAN
                    -----------------------------------------------
                    One Year   Three Years   Five Years   Ten Years
                    --------   -----------   ----------   ---------
                    $     99   $       309   $      536   $   1,190

                                     HARRIS OAKMARK
                    -----------------------------------------------
                    One Year   Three Years   Five Years   Ten Years
                    --------   -----------   ----------   ---------
     Class A        $     99   $       309   $      536   $   1,190

                               HARRIS OAKMARK PRO FORMA
                    -----------------------------------------------
                    One Year   Three Years   Five Years   Ten Years
                    --------   -----------   ----------   ---------
     Class A        $     96   $       300   $      520   $   1,155

     HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?

     The following charts show how the shares of Harris Oakmark and Mondrian have performed in the past. The Class A shares of Harris Oakmark commenced operations on January 2, 2002. On January 1, 2003, Harris Associates L.P. became the investment adviser to Harris Oakmark, and the returns in the table below for the periods prior to that date are attributable to the Portfolio's former investment adviser. On May 1, 2005, Mondrian Investment Partners Ltd. succeeded Lazard Asset Management as investment adviser to Mondrian, and the returns in the tables below are attributable to the Portfolio's former investment adviser. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

     PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

     Year-by-Year Total Return (%)
     _____________________________


     The charts below show the percentage gain or loss for the shares of Mondrian and the Class A shares of Harris Oakmark, in each full calendar year since inception.


     These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return, as applicable, has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of each Portfolio which may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                    MONDRIAN

     8.50%     12.59%    21.78%    -11.50%   -26.19%   -12.96%   28.60%  15.75%

     97        98        99        00        01        02        03      04

                        High Quarter: 4th- 1998 + 17.15%
                         Low Quarter: 3rd -2002 -18.39%

                                 HARRIS OAKMARK


                         17.64%    35.36%    20.80%

                         02        03        04



                        High Quarter: 2nd - 2003 + 24.97%
                         Low Quarter: 3rd - 2002 -16.78%

     The next set of tables lists the average annual total return of the Class A shares of Harris Oakmark for the one-year period and since inception (through December 31, 2004), and of the shares of Mondrian for the one- and five-year periods and since inception (through December 31, 2004). These tables include the effects of portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.


     Average Annual Total Return (for the period ended 12/31/2004)
     _____________________________________________________________


                                                      Since
                                      1 Year        Inception
                                      Ended          Through      Inception
     HARRIS OAKMARK                  12/31/04        12/31/04        Date
     --------------                  --------       ---------    ---------
     Class A shares                   20.80%          10.45%      01/02/02

     MSCI EAFE Index                  20.70%          12.70%*

     * Index performance is from 10/09/01.


                                        1 Year         5 Years           From
                                        Ended           Ended        Inception to      Inception
                                       12/31/04        12/31/04       12/31/04            Date
                                     ------------    ------------    ------------     ------------
         Mondrian                       15.75%          -3.27%           3.70%           8/01/96
         ________

         MSCI EAFE Index                20.70%          -0.80%           5.10%

         MSCI EAFE GDP Index            22.57%          -0.64%           6.71%

     The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment. The MSCI EAFE GDP Index is an unmanaged index generally representative of the performance of international stock markets.

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about Harris Oakmark is also contained in management's discussion of Harris Oakmark's performance, which appears in the most recent Annual Report of MIST relating to Harris Oakmark.



     WHO WILL BE THE ADVISER AND PORTFOLIO MANAGER OF MY PORTFOLIO AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

     Management of the Portfolios
     ____________________________

     The overall management of Mondrian and of Harris Oakmark is the responsibility of, and is supervised by, the Board of Trustees of the Trust and the Board of Trustees of MIST, respectively.

     Board Members
     _____________

     Each Portfolio has different Board members. However, it is contemplated that upon consummation of the Reorganization, one of the Board members of the Trust will serve as an Independent Board member of MIST.

     Manager
     _______

     Met Investors Advisory, LLC (the "Manager") is the investment manager for Harris Oakmark. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.

     Facts about the Manager:

          .    The Manager is an affiliate of MetLife.

          . The Manager manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $12.2 billion as of December 31, 2004.

          . The Manager is located at 5 Park Plaza, Suite 1900, Irvine, California 92614.

     Adviser
     _______

     Harris Associates L.P. (the "Adviser") is the investment adviser to Harris Oakmark. Pursuant to an Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

     Facts about the Adviser:

          . The Adviser is a owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based IXIS Management Holdings, LLC.

          . The Adviser, with its predecessor has been an investment manager for over 30 years.

          . The Adviser, with its predecessor, had approximately $60.3 billion in assets as of December 31, 2004.

          . The Adviser is located at Two North Lasalle Street, Suite 500, Chicago, Illinois 60602.

     Portfolio Management
     ____________________

     David G. Herro, CFA, Partner and Chief Investment Officer-International, and Michael J. Welsh, CFA, CPA and Partner, manage the Portfolio. Effective on or about January 1, 2006, Mr. Welsh will retire as a manager of the Portfolio. Mr. Herro will continue to manage the Portfolio.

Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Welsh joined Harris in 1992 as an international analyst.

     Management Fees
     _______________

     For its management and supervision of the daily business affairs of Harris Oakmark, the Manager is entitled to receive a monthly fee at the annual rate of 0.85% of first $100 million of such assets, plus 0.80% of such assets over $100 million up to $1 billion, plus 0.75% of such assets over $1 billion.


     In the interest of limiting expenses of Harris Oakmark until April 30, 2007, the Manager has entered into the Expense Limitation Agreement with MIST. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of Harris Oakmark, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of its business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.10%.

     Harris Oakmark may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement, provided Harris Oakmark has reached a sufficient asset size to permit such reimbursement to be made without causing its total annual expense ratio to exceed 1.10%. Consequently, no reimbursement will be made unless: (i) Harris Oakmark's total annual expense ratio is less than 1.10%; and (ii) the payment of such reimbursement has been approved by the MIST's Board of Trustees.

     The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to Harris Oakmark during any of the previous five fiscal years, less any reimbursement that Harris Oakmark has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


     Advisory Fees
     _____________

     Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing advisory services to Harris Oakmark. The Portfolio does not pay a fee to the Adviser.

     WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

     Prior to or at the completion of the Reorganization, Mondrian and Harris Oakmark will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Mondrian or its Record Holders for federal income tax purposes as a result of receiving shares of Harris Oakmark in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Harris Oakmark that are received by the Record Holders of Mondrian will be the same as the holding period and aggregate tax basis of the shares of Mondrian previously held by such Record Holders, provided that such shares of Mondrian are held as capital assets. In addition, the holding period and tax basis of the assets of Mondrian in the hands of Harris Oakmark as a result of the Reorganization will be the same as in the hands of Mondrian immediately prior to the Reorganization, and no gain or loss will be recognized by Harris Oakmark upon the receipt of the assets of Mondrian in exchange for shares of Harris Oakmark and the assumption by Harris Oakmark of Mondrian's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                                      RISKS

     ARE THE RISK FACTORS FOR THE PORTFOLIOS SIMILAR?

     Yes. The risk factors are similar due to the substantially similar investment objectives and similar investment strategies of Mondrian and Harris Oakmark. The significant difference in investment policies is Mondrian invests its assets in non-U.S. domiciled companies located primarily in developed markets while Harris Oakmark may invest up to 35% of its assets in the equity securities of companies based in emerging markets. The risks of Harris Oakmark are described in greater detail in the Portfolio's Prospectus.

     WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH PORTFOLIO?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.

                               Each of the Portfolios is subject to MARKET RISK.

MONDRIAN Normally invests at least 80% of its assets in equity securities.

HARRIS OAKMARK                 Normally invests its assets primarily in common
                               stock.

     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines. The investment performance of a Portfolio that invests in equity securities could also be harmed by the potentially rapid changes in the prices of equity securities (volatility).

                               Each of the Portfolios is subject to FOREIGN
                               INVESTMENT RISK.

MONDRIAN Normally, the Portfolio invests primarily in equity securities of non-U.S. domiciled companies that are located in developed markets. The Portfolio may also invest in securities domiciled in emerging markets.

HARRIS OAKMARK                 Under normal market conditions, the Portfolio
                               invests primarily in common stocks of non-U.S.
                               companies. There are no geographic limits on the Portfolio's foreign investments, but the
                               Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.

     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

     In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly great risks to investors.

                               Each of the Portfolios is subject to MARKET
                               CAPITALIZATION RISK.

MONDRIAN Normally invests its assets in equity securities of large market capitalization companies.

HARRIS OAKMARK                 Invests in equity securities of companies of any
                               market capitalization.

     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

                               Each of the Portfolios is subject to
                               INVESTMENT STYLE RISK.

MONDRIAN Adviser selects securities that are undervalued, based on fundamental analysis.

HARRIS OAKMARK                 The Adviser selects companies using a value
                               investment style and may invest in equity securities of any market capitalization.

     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

     ARE THERE ANY OTHER RISKS OF INVESTING IN EACH PORTFOLIO?

     Unlike Mondrian, Harris Oakmark is a non-diversified investment company. Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. Although Mondrian is a diversified investment company, it also invests in a small number of issuers and may be subject to similar risks.

     Harris Oakmark and Mondrian are subject to Derivatives and Hedging Risk and Foreign Currency Risk.

     DERIVATIVES AND HEDGING RISK

     While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

     Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

     FOREIGN CURRENCY RISK

     Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

                      INFORMATION ABOUT THE REORGANIZATION

     REASONS FOR THE REORGANIZATION

     The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies, especially those portfolios that have been unable to accumulate significant assets, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's remaining portfolios.

     At a regular meeting held on November 10, 2005, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Mondrian, and that the interests of existing shareholders of Mondrian will not be diluted as a result of the transactions contemplated by the Reorganization.

     Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted that the historical performance of Harris Oakmark over the one- and three- year periods ended December 31, 2004 had exceeded that of Mondrian.

     The Trustees considered the relative asset size of each Portfolio, including the benefits of Mondrian joining with a larger entity. As of June 30, 2005, Mondrian's net assets were approximately $185 million and Harris Oakmark's net assets were approximately $1 billion. The Trustees were informed that during the past year, unlike Harris Oakmark, there was not any significant net cash flow into Mondrian.

     The Trustees also considered that each Insurance Company has agreed to reduce the M&E fees under the Contracts to the extent necessary to offset the Total Operating Expenses of the Class A shares of Harris Oakmark received by shareholders of Mondrian in excess of 0.90%. Therefore, the Total Operating Expenses for the Class A shares of Harris Oakmark received by Mondrian shareholders will be seven basis points lower than the Total Operating Expenses of Mondrian.

     In addition, the Trustees considered, among other things:

     .    the terms and conditions of the Reorganization;

     . the fact that the Reorganization would not result in the dilution of shareholders' interests;

     . the effect of the Reorganization on the Contract Owners and the value of their Contracts;

     . the fact that Mondrian and Harris Oakmark have substantially similar investment objectives and similar investment strategies;

     . the fact that MetLife or one of its affiliates will proportionately bear the expenses incurred by the Portfolios in connection with the Reorganization;

     . the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

     . the fact that Harris Oakmark will assume all of the liabilities of Mondrian;

     . the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes;

     . alternatives available to shareholders of Mondrian, including the ability to redeem their shares.

     During their consideration of the Reorganization, the Trustees of the Trust met with counsel to the Independent Trustees regarding the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Mondrian and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Mondrian for approval.

     The Trustees of MIST have also approved the Plan on behalf of Harris
Oakmark.

     AGREEMENT AND PLAN OF REORGANIZATION

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

     The Plan provides that all of the assets of Mondrian will be acquired by Harris Oakmark in exchange for Class A shares of Harris Oakmark and the assumption by Harris Oakmark of all of the liabilities of Mondrian on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Mondrian will endeavor to discharge all of its known liabilities and obligations. Mondrian will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

     At or prior to the Closing Date, Mondrian will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional Class A shares of Harris Oakmark to be received by the Record Holders of Mondrian will be determined by multiplying the outstanding shares of Mondrian by a factor which shall be computed by dividing the net asset value per share of the shares of Mondrian by the net asset value per share of the Class A shares of Harris Oakmark.

These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Harris Oakmark, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, Mondrian will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Harris Oakmark received by Mondrian. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Mondrian's Record Holders on Harris Oakmark's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Harris Oakmark due to Mondrian's Record Holders. All issued and outstanding shares of Mondrian will be canceled. The shares of Harris Oakmark to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Mondrian will be terminated as a series of the Trust.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Mondrian's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Mondrian's shareholders, the Plan may be terminated (a) by the mutual agreement of Mondrian and Harris Oakmark; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     Whether or not the Reorganization is consummated, MetLife or one of its affiliates will pay the expenses incurred by Mondrian and Harris Oakmark in connection with the Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by Mondrian, Harris Oakmark or their shareholders.

     If Mondrian's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

     FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Mondrian and Harris Oakmark will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all of the assets of Mondrian solely in exchange for shares of Harris Oakmark and the assumption by Harris Oakmark of the liabilities of Mondrian followed by the distribution of Harris Oakmark's shares to the Record Holders of Mondrian in dissolution and liquidation of Mondrian, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Mondrian and Harris Oakmark will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by Harris Oakmark upon the receipt of the assets of Mondrian solely in exchange for the shares of Harris Oakmark and the assumption by Harris Oakmark of the liabilities of Mondrian;

     (3) No gain or loss will be recognized by Mondrian on the transfer of its assets to Harris Oakmark in exchange for Harris Oakmark's shares and the assumption by Harris Oakmark of the liabilities of Mondrian or upon the distribution (whether actual or constructive) of Harris Oakmark's shares to Mondrian's Record Holders in exchange for their shares of Mondrian;

     (4) No gain or loss will be recognized by Mondrian's Record Holders upon the exchange of their shares of Mondrian for shares of Harris Oakmark in liquidation of Mondrian;

     (5) The aggregate tax basis of the shares of Harris Oakmark received by each Record Holder of Mondrian pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Mondrian held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Harris Oakmark received by each Record Holder of Mondrian will include the period during which the shares of Mondrian exchanged therefore were held by such Record Holder (provided that the shares of Mondrian were held as a capital asset on the date of the Reorganization); and

     (6) The tax basis of the assets of Mondrian acquired by Harris Oakmark will be the same as the tax basis of such assets to Mondrian immediately prior to the Reorganization, and the holding period of such assets in the hands of Harris Oakmark will include the period during which the assets were held by Mondrian.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Mondrian would recognize a taxable gain or loss equal to the difference between its tax basis in its Mondrian shares and the fair market value of the shares of Harris Oakmark it received.

     Harris Oakmark's utilization after the Reorganization of any pre-Reorganization losses realized by Mondrian to offset gains realized by Harris Oakmark could be subject to limitation in future years.

     PRO FORMA CAPITALIZATION

     The following table sets forth the capitalization of Mondrian and Harris Oakmark as of June 30, 2005, and the capitalization of Harris Oakmark on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.767 Class A shares of Harris Oakmark for each share of Mondrian.

                 CAPITALIZATION OF MONDRIAN, HARRIS OAKMARK AND
                           HARRIS OAKMARK (PRO FORMA)


                                                                               HARRIS OAKMARK
                                                                              PRO FORMA (AFTER
                               MONDRIAN      HARRIS OAKMARK   Adjustments      REORGANIZATION)
                            --------------  ----------------  -----------     ----------------
Net Assets

Class A/Undesignated        $  185,974,136  $    474,187,219                  $    660,161,355

Class B                                N/A  $    423,815,819                  $    423,815,819

Class E                                N/A  $    102,599,087                  $    102,599,087

Total Net Assets            $  185,974,136  $  1,000,602,125  (3,856,119)(a)  $  1,186,576,261

Net Asset Value Per Share

Class A/Undesignated        $        11.23  $          14.64                  $          14.64

Class B                                N/A  $          14.53                  $          14.53

Class E                                N/A  $          14.56                  $          14.56

Shares Outstanding

Class A/Undesignated            16,562,400        32,397,816                        45,104,097

Class B                                N/A        29,169,889                        29,169,889

Class E                                N/A         7,045,799                         7,045,799
                            --------------  ----------------                  ----------------
Total Shares Outstanding        16,562,400        68,613,504                        81,319,785
                            --------------  ----------------                  ----------------



(a) Reflects change in shares outstanding due to the issuance of Class A shares of Harris Oakmark in exchange for shares of Mondrian based upon the net asset value of the Harris Oakmark's Class A shares at June 30, 2005.


     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

     DISTRIBUTION OF SHARES

     All portfolios of MIST sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of Harris Oakmark are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) MIST may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of Harris Oakmark.

     MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for MIST's shares. MID and its affiliates distribute the Contracts, and Harris Oakmark's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries.

     Harris Oakmark is authorized to issue four classes of shares: Class A, Class B, Class C and Class E. Class C shares of Harris Oakmark are not currently offered. Mondrian currently offers only one undesignated class of shares. Each Class of Harris Oakmark has a separate distribution arrangement and bears its own distribution expenses, if any.

     In the proposed Reorganization, shareholders of Mondrian will receive Class A of Harris Oakmark. Class A shares are sold at net asset value without any initial or deferred sales changes and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of Harris Oakmark.

     In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Harris Oakmark serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangement applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to Harris Oakmark.

     PURCHASE AND REDEMPTION PROCEDURES

     The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Mondrian. No fee is charged by Mondrian for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Mondrian buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

     MID and its affiliates place orders for the purchase or redemption of shares of Harris Oakmark based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

     EXCHANGE PRIVILEGES

     The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by MIST.

     DIVIDEND POLICY

     Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income (including any short-term capital gains) to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

     Each Portfolio has qualified, and Harris Oakmark intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     The operations of the Trust are governed by its Declaration of Trust and Bylaws, and applicable Massachusetts law. The operations of MIST are governed by the Agreement and Declaration of Trust and By-Laws of MIST, and applicable Delaware law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "MIST Declaration of Trust." As discussed below, certain of the differences between the Trust and MIST derive from provisions of MIST's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of MIST's Declaration of Trust and By-Laws, without charge, upon written or oral request to MIST at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

     FORM OF ORGANIZATION

     As noted above, MIST is organized as a Delaware statutory trust and the Trust is organized as a Massachusetts business trust. MIST and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of MIST consist of Harris Oakmark and other mutual funds of various asset classes; the series of the Trust consist of Mondrian and other mutual funds of various asset classes. MIST and the Trust currently offer certain shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies and qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust, By-Laws, and a Board of Trustees, and by applicable Delaware or Massachusetts and federal law.

     CAPITALIZATION


     The beneficial interests in MIST are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share, of one or more series. Both the Declaration of Trust of the Trust and MIST permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.


     Shares of Mondrian are offered in only one class and represent an equal proportionate interest in the Portfolio. Shares of Harris Oakmark are offered in three classes (Class A, Class B and Class E). Shares of the classes of Harris Oakmark represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

     SHAREHOLDER LIABILITY

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that MIST or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of MIST to liability. To guard against this risk, MIST's Declaration of Trust (a) provides that any written obligation of MIST may contain a statement that such obligation may only be enforced against the assets of MIST or the particular series in question and the obligation is not binding upon the shareholders of MIST; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of MIST's property of any shareholder held personally liable for the obligations of MIST. Accordingly, the risk of a shareholder of MIST incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) MIST itself is unable to meet its obligations. In light of Delaware law, the nature of MIST's business, and the nature of its assets, the risk of personal liability to a shareholder of MIST is remote.

     Shareholders of the Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees or officers of the Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists under Massachusetts law. As a result, Delaware law is generally considered to afford additional protection against potential shareholder liability.

     SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Neither the Trust on behalf of Mondrian nor MIST on behalf of Harris Oakmark is required to hold annual meetings of shareholders. However, in the case of the Trust and MIST, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust or MIST, as applicable. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. In addition, the Trust and MIST are each required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither the Trust nor MIST currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust or MIST.

     Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 25% of the shares entitled to be cast present in person or by proxy constitutes a quorum of consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to MIST, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Trust requires the affirmative vote of a majority (greater than 50%) of the shares present and entitled to vote, and a majority of the shares is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). For MIST, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of the Trust may be removed with cause by a vote of two-thirds of the shareholders or by a vote of two-thirds of the remaining Trustees. A Trustee of MIST may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

     Under the Declaration of Trust of the Trust and MIST, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

     The Declaration of Trust of the Trust requires shareholder approval to (1) change the Trust to a corporation or other organization, (2) terminate the Trust or a Portfolio, or (3) merge the Trust into another entity, or merge or consolidate or sell or exchange the assets of a Portfolio. The Declaration of Trust of MIST provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize MIST as a corporation or other entity, (2) merge MIST into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into a single series or class. The Trustees of MIST may also terminate MIST, a Portfolio, or a class of shares upon written notice to the shareholders.

     LIQUIDATION

     In the event of the liquidation of MIST, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to MIST, the Portfolio or attributable to the class over the liabilities belonging to MIST, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution. In the event of the liquidation of the Trust, the same provisions discussed above generally would apply.

     LIABILITY AND INDEMNIFICATION OF TRUSTEES

     Under the Declaration of Trust of MIST, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of MIST is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust;
(2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by
(a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     Similarly, to protect the Trustees of the Trust against liability, the Declaration of Trust provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) the Trust shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such Trustee's action was in the best interests of the Trust. Furthermore, the Declaration of Trust provides that nothing in it protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and MIST, their By-Laws and Delaware or Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware of Massachusetts law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is being sent to shareholders of Mondrian in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 10:00 a.m. Eastern time, March 14, 2006, at the offices of MIST, 260 Madison Avenue, New York, New York 10016, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Mondrian on or about February 1, 2006.

     The Board of Trustees of the Trust has fixed the close of business on December 30, 2005 as the record date (the "Record Date") for determining the shareholders of Mondrian entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Mondrian, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Mondrian. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Mondrian for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Mondrian held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Mondrian is entitled to one vote and any fractional share is entitled to a fractional vote.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

     If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

     . Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.


     Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.


     Approval of the Reorganization will require the affirmative vote of at least two-thirds of the holders of the outstanding shares of Mondrian entitled to vote cast at a shareholders' meeting duly called at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 25% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Mondrian were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

     Voting instructions solicitations will be made primarily by mail, but beginning on or about February 13, 2006 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Travelers Asset Management International Company LLC, its affiliates or other representatives of Mondrian (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by MetLife or one of its affiliates. Neither the Trust, MIST nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

     If shareholders of Mondrian do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the

Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of Mondrian who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of the Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

     The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

     The votes of the shareholders of Harris Oakmark are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

     SHAREHOLDER INFORMATION


     The Record Holders of Mondrian at the close of business on December 30, 2005 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Mondrian owned as of the Record Date. As of the Record Date, the total number of shares of Mondrian outstanding and entitled to vote was 15,617,930.


     As of December 30, 2005, the officers and Trustees of the Trust and MIST beneficially owned as a group less than 1% of the outstanding shares of Mondrian and Harris Oakmark, respectively.

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     On December 30, 2005, to the knowledge of the Trustees and management of the Trust, Citicorp Life Variable Annuity Separate Account, First Citicorp Life Annuity Separate Account, First MetLife Investors Variable Annuity Account One, MetLife Investors USA Separate Account A, Separate Account CPPVUL1, Separate Account PP, The Travelers Fund ABD for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund UL, The Travelers Fund UL III for Variable Life Insurance, The Travelers Separate Account Eleven for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account QPN for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Variable Life Insurance Separate Account Four, The Travelers Variable Life Insurance Separate Account Three, TIC Separate Account Thirteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, Travelers Fund U for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund UL II, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Twelve for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, TLAC Separate Account Fourteen for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities and TLAC Variable Annuity Separate Account 2002 collectively owned of record 100% of the shares of Mondrian.

     Each Insurance Company has advised the Trust and MIST that as of December 30, 2005, there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Mondrian or Harris Oakmark, respectively.


     As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of MIST and as a result MetLife may be deemed to be a control person with respect to MIST.

                        FINANCIAL STATEMENTS AND EXPERTS


     The Annual Report of the Trust relating to Mondrian, for the year ended as of December 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent registered public accountants incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of MIST relating to Harris Oakmark, for the year ended as of December 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Harris Oakmark will be passed upon by Sullivan & Worcester LLP.

                             ADDITIONAL INFORMATION


     The Trust and MIST are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.


                                 OTHER BUSINESS

     The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

          THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND
           ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF
                             APPROVAL OF THE PLAN.


January 31, 2006

                                                                       Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 31st day of December, 2005, by and between Met Investors Series Trust, a Delaware business trust, with its principal place of business at 5 Park Plaza, Suite 1900, Irvine, California 92614 ("MIST"), with respect to its Harris Oakmark International Portfolio series (the "Acquiring Fund"), and The Travelers Series Trust, a Massachusetts business trust with its principal place of business at One Cityplace, Hartford, Connecticut 06103 (the "Trust"), with respect to its Mondrian International Stock Portfolio series (the "Selling Fund").

     The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

     WHEREAS, the Trustees of MIST have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

     WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the MIST's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in MIST's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of full and fractional Class A shares of the Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Class A shares of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph
2.2. Holders of shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about May 1, 2006 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of Metropolitan Life Insurance Company, located at 260 Madison Avenue, 10th Floor, New York, New York 10016, or at such other time and/or place as the parties may agree.

     3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

          (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

          (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph
1.3 hereof.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (g) The unaudited financial statements of the Selling Fund at June 30, 2005 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

          (h) Since June 30, 2005, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

          (j) For each fiscal year of its operation, the Selling Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

          (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

          (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

          (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

          (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

          (a) The Acquiring Fund is a separate investment series of MIST, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

          (b) The Acquiring Fund is a separate investment series of MIST, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the MIST's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The unaudited financial statements of the Acquiring Fund at June 30, 2005 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

          (g) Since June 30, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

          (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

          (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

          (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

          (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Deloitte & Touche LLP and certified by the Trust's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by MIST's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to MIST and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

          (b) The Acquiring Fund is a separate series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

          (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

          (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of MIST's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

          (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

          (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

          (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

     Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

     7.3 With respect to the Acquiring Fund, MIST shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

          (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

          (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

          (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

          (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

          (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

          (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

          (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

     Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

     8.6 MIST and the Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund, respectively, substantially to the effect that, for federal income tax purposes:

          (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

          (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

          (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

          (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Met Investors Advisory LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees and any portfolio transaction costs.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, MIST, the Trust, or their Trustees or officers, to the other party. In such event, Met Investors Advisory LLC, or one of its affiliates, shall bear the expenses incurred by the Selling Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of MIST and the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     13.5 With respect to each of MIST and the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware and Massachusetts, as the case may be, which are hereby referred to and are also on file at the principal offices of MIST and the Trust. The obligations of MIST and the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of MIST and the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of MIST or the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                                   THE TRAVELERS SERIES TRUST ON
                                                   BEHALF OF MONDRIAN
                                                   INTERNATIONAL STOCK PORTFOLIO

                                                   By:
                                                       -------------------------

                                                   Name: Elizabeth M. Forget

                                                   Title: President



                                                   MET INVESTORS SERIES TRUST ON
                                                   BEHALF OF HARRIS OAKMARK
                                                   INTERNATIONAL PORTFOLIO

                                                   By:
                                                       -------------------------

                                                   Name: Elizabeth M. Forget

                                                   Title: President

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO

                                   a series of

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        By and In Exchange For Shares of

                     HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                   a series of

                           MET INVESTORS SERIES TRUST
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854


     This Statement of Additional Information, dated January 31, 2006, relating specifically to the proposed transfer of the assets and liabilities of Mondrian International Stock Portfolio ("Mondrian"), a series of The Travelers Series Trust (the "Trust"), to Harris Oakmark International Portfolio ("Harris Oakmark"), a series of Met Investors Series Trust ("MIST"), in exchange for Class A shares of common stock, $.001 par value per share, of Harris Oakmark (to be issued to holders of shares of Mondrian), consists of the information set forth below pertaining to Mondrian and Harris Oakmark and the following described documents, each of which is attached hereto and incorporated by reference herein:


     (1) The Statement of Additional Information of the Trust related to Mondrian dated May 2, 2005, as supplemented on December 6, 2005;

     (2) The Statement of Additional Information of MIST related to Harris Oakmark dated May 1, 2005 as supplemented on November 1, 2005;

     (3) Annual Report of the Trust relating to Mondrian for the year ended December 31, 2004;

     (4) Annual Report of MIST relating to Harris Oakmark for the year ended December 31, 2004;

     (5) Semi-Annual Report of the Trust relating to Mondrian for the six month period ended June 30, 2005; and

     (6) Semi-Annual Report of MIST relating to Harris Oakmark for the six-month period ended June 30, 2005.


     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Mondrian and Harris Oakmark dated January 31, 2006. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to MIST at the telephone number or address set forth above.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO
                 STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
                  STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO
                MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO
                  MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO
           MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
            MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                 MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

                                   May 2, 2005

                          (As revised December 6, 2005)

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read this SAI with the applicable The Travelers Series Trust's prospectuses dated May 2, 2005 and May 21, 2005, and the 2004 annual shareholder reports. This SAI is incorporated by reference into the prospectus and is legally a part of the prospectus. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:

                         The Travelers Insurance Company
                                Annuity Services
                                  One Cityplace
                           Hartford, Connecticut 06103
                      Phone number 800-842-9368 (toll free)
or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

Fund History..............................................................
Investment Objectives, Policies, Risks and Certain Restrictions...........
Investment Restrictions...................................................
Valuation and Pricing.....................................................
Distributions.............................................................
Trustees and Officers.....................................................
Code of Ethics............................................................
Declaration of Trust......................................................
Investment Advisory Services..............................................
Redemptions in Kind.......................................................
Brokerage.................................................................
Portfolio Turnover Rate...................................................
Fund Administration.......................................................
Shareholder Rights........................................................
Federal Tax Status of the Funds...........................................
Performance...............................................................
Disclosure of Portfolio Holdings..........................................
Financial Statements......................................................
Additional Information....................................................
Appendix A Ratings........................................................   A-1
Appendix B Proxy Voting Policies and Procedures...........................   B-1

                                  FUND HISTORY

The Travelers Series Trust ("Trust") is registered with the Securities and Exchange Commission ("SEC"), as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. Effective July 1, 2005, the Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio, formerly series of Travelers Series Fund Inc., became series of the Trust.

An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the Board of Trustees ("Board") to divide the Trust's shares into two or more series related to separate investment portfolios ("Funds") and further allows the Board to establish additional series at any time.

         INVESTMENT OBJECTIVES, POLICIES, RISKS AND CERTAIN RESTRICTIONS

The Trust is currently divided into multiple Funds, each with its own investment objective, policies and restrictions. Each Fund, except MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Managed Allocation Series: Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, and Aggressive Portfolio, is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that a Fund will achieve its investment objective.

Each Fund's investment objective and, unless noted as fundamental, its investment policies may be changed by the Board without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that an owner selected as appropriate at the time of investment.

This SAI supplements the information contained in, and should be read with, The Travelers Series Trust's prospectuses dated May 2, 2005 and May 21, 2005, and the 2004 annual shareholder reports.

Listed below for quick reference are the other types of investments that each Fund may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Funds' investments and investment techniques follows the chart.

                                             CONVERTIBLE
                                              SECURITIES    DISCIPLINED      EQUITY       FEDERATED     FEDERATED
INVESTMENT TECHNIQUE                          PORTFOLIO       MID CAP        INCOME       HIGH YIELD      STOCK
-----------------------------------------   -------------  -------------  ------------  -------------  ------------
  American Depositary Receipts                    X                             X             X             X
  Asset-Backed Mortgage Securities                X                             X             X             X
  Bankers' Acceptances                            X              X              X             X             X
  Buying Put and Call Options                     X              X              X             X             X
  Certificates of Deposit                         X              X              X             X             X
  Commercial Paper                                X              X              X             X             X
  Convertible Securities                          X                             X             X             X
  Corporate Asset-Backed Securities               X                             X             X             X
  Debt Securities                                 X              X              X             X             X
  Emerging Market Securities                      X                             X             X             X
  Equity Securities                               X              X              X             X             X
  Floating & Variable Rate Instruments            X              X              X             X             X
  Foreign Securities                              X                             X             X             X
  Forward Contracts on Foreign Currency                                         X             X
  Futures Contracts                               X              X              X             X             X
  High-Yield, High-Risk Bonds                                                   X             X             X
  Illiquid Securities                             X              X              X             X             X
  Indexed Securities                              X                             X             X
  Index Futures Contracts                         X              X              X                           X
  Investment Company Securities                   X              X              X             X             X
  Investment in Unseasoned Companies              X              X              X             X             X
  Lending Portfolio Securities                    X              X              X             X             X
  Letters of Credit                               X              X              X             X             X
  Loan Participations                                                           X             X             X
  Options on Foreign Currencies                                                 X             X
  Options on Index Futures Contracts              X              X              X                           X
  Options on Stock Indices                                       X              X                           X
  Options on Securities                                                                       X
  Other Direct Indebtedness                                                     X             X             X
  Real Estate-Related Instruments                 X              X              X             X             X
  Repurchase Agreements                           X              X              X             X             X
  Reverse Repurchase Agreements                   X              X              X             X             X
  Short Sales "Against the Box"                   X                             X             X             X
  Short-Term Money Market Instruments             X              X              X             X             X
  Swap Agreements                                                               X             X
  Temporary Bank Borrowing                        X              X              X             X             X
  U.S. Government Securities                      X              X              X             X             X
  Variable Amount Master Demand Notes             X              X              X             X             X
  When-Issued & Delayed Delivery
   Securities                                     X              X              X             X             X
  Writing Covered Call Options                    X              X              X             X             X

                                                                                           PIONEER      TRAVELERS
                                             AIM CAPITAL     STRATEGIC      MFS TOTAL     STRATEGIC      MANAGED
INVESTMENT TECHNIQUE                        APPRECIATION      EQUITY         RETURN        INCOME        INCOME
-----------------------------------------   -------------  -------------  ------------  -------------  ------------
  American Depositary Receipts                    X              X              X             X              X
  Asset-Backed Mortgage Securities                X              X              X             X              X
  Bankers' Acceptances                            X              X              X             X              X
  Buying Put and Call Options                     X              X              X             X
  Certificates of Deposit                         X              X              X             X              X
  Commercial Paper                                X              X              X             X              X
  Convertible Securities                          X              X              X             X              X
  Corporate Asset-Backed Securities               X              X              X             X              X
  Debt Securities                                 X              X              X             X              X
  Emerging Market Securities                      X              X              X             X              X
  Equity Securities                               X              X              X             X              X
  Floating & Variable Rate Instruments
  Foreign Securities                              X              X              X             X              X
  Forward Contracts on Foreign Currency           X              X              X             X              X
  Futures Contracts                               X              X              X             X              X
  High-Yield, High-Risk Bonds                                    X              X             X              X
  Illiquid Securities                             X              X              X             X              X
  Indexed Securities
  Index Futures Contracts                         X              X              X             X              X
  Investment Company Securities                   X              X              X             X
  Investment in Unseasoned Companies              X
  Lending Portfolio Securities                    X              X              X             X              X
  Letters of Credit
  Loan Participations                                            X              X             X              X
  Options on Foreign Currencies                   X              X              X             X              X
  Options on Index Futures Contracts              X              X              X             X              X
  Options on Stock Indices                        X              X              X             X              X
  Options on Securities                           X              X              X             X              X
  Other Direct Indebtedness                                      X              X             X
  Real Estate-Related Instruments                 X              X              X             X              X
  Repurchase Agreements                           X              X              X             X              X
  Reverse Repurchase Agreements                   X
  Short Sales "Against the Box"                   X              X              X             X
  Short-Term Money Market Instruments             X              X              X             X              X
  Swap Agreements                                 X              X              X             X
  Temporary Bank Borrowing                        X              X              X             X              X
  U.S. Government Securities                      X              X              X             X              X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                     X              X              X             X              X
  Writing Covered Call Options                    X              X              X             X

                                                           SALOMON BROTHERS
                                                           STRATEGIC TOTAL
                                            VAN KAMPEN      RETURN BOND
INVESTMENT TECHNIQUE                        ENTERPRISE       PORTFOLIO
---------------------------------------   --------------  ------------------
  American Depositary Receipts                  X                X
  Asset-Backed Mortgage Securities              X                X
  Bankers' Acceptances                          X                X
  Buying Put and Call Options                   X                X
  Certificates of Deposit                       X                X
  Commercial Paper                              X                X
  Convertible Securities                        X                X
  Corporate Asset-Backed Securities             X                X
  Debt Securities                               X                X
  Emerging Market Securities                    X                X
  Equity Securities                             X                X
  Floating & Variable Rate Instruments
  Foreign Securities                            X                X
  Forward Contracts on Foreign Currency         X                X
  Futures Contracts                             X                X
  High-Yield, High-Risk Bonds                                    X
  Illiquid Securities                           X                X
  Indexed Securities
  Index Futures Contracts                       X                X
  Investment Company Securities                 X                X
  Investment in Unseasoned Companies            X
  Lending Portfolio Securities                  X                X
  Letters of Credit
  Loan Participations                                            X
  Options on Foreign Currencies                 X                X
  Options on Index Futures Contracts            X                X
  Options on Stock Indices                      X                X
  Options on Securities                         X                X
  Other Direct Indebtedness                                      X
  Real Estate-Related Instruments
  Repurchase Agreements                         X                X
  Reverse Repurchase Agreements                                  X
  Short Sales "Against the Box"                 X                X
  Short-Term Money Market Instruments           X                X
  Swap Agreements                               X                X
  Temporary Bank Borrowing                      X                X
  U.S. Government Securities                    X                X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                                    X
  Writing Covered Call Options                  X                X

                                                          MONDRIAN          MFS
                                                        INTERNATIONAL     MID CAP        MFS
INVESTMENT TECHNIQUE                       LARGE CAP        STOCK         GROWTH        VALUE
---------------------------------------   -----------  ---------------  -----------  ------------
  American Depositary Receipts                 X              X              X            X
  Asset-Backed Mortgage Securities             X              X                           X
  Bankers' Acceptances                         X              X              X            X
  Buying Put and Call Options                  X              X              X            X
  Certificates of Deposit                      X              X              X            X
  Commercial Paper                             X              X              X            X
  Convertible Securities                       X              X              X            X
  Corporate Asset-Backed Securities            X                                          X
  Debt Securities                              X              X              X            X
  Emerging Market Securities                   X              X              X            X
  Equity Securities                            X              X              X            X
  Floating & Variable Rate Instruments         X              X              X            X
  Foreign Securities                           X              X              X            X
  Forward Contracts on Foreign Currency        X              X              X            X
  Futures Contracts                            X              X              X            X
  High-Yield, High-Risk Bonds                  X                             X            X
  Illiquid Securities                          X              X              X            X
  Indexed Securities                           X              X                           X
  Index Futures Contracts                      X              X              X            X
  Investment Company Securities                X              X              X            X
  Investment in Unseasoned Companies           X              X              X            X
  Lending Portfolio Securities                 X              X              X            X
  Letters of Credit                            X              X              X            X
  Loan Participations                          X                                          X
  Options on Foreign Currencies                X              X              X            X
  Options on Index Futures Contracts           X              X              X            X
  Options on Stock Indices                     X              X              X            X
  Options on Securities
  Other Direct Indebtedness                    X                                          X
  Real Estate-Related Instruments              X              X              X            X
  Repurchase Agreements                        X              X              X            X
  Reverse Repurchase Agreements                X              X              X
  Short Sales "Against the Box"                X              X                           X
  Short-Term Money Market Instruments          X              X              X            X
  Swap Agreements                              X              X                           X
  Temporary Bank Borrowing                     X              X              X            X
  U.S. Government Securities                   X              X              X            X
  Variable Amount Master Demand Notes          X              X              X            X
  When-Issued & Delayed Delivery
   Securities                                  X              X              X            X
  Writing Covered Call Options                 X              X              X            X

                                            MERCURY     TRAVELERS       U.S.        PIONEER     ZERO COUPON
                                           LARGE CAP     QUALITY       GOV'T         FUND           BOND
INVESTMENT TECHNIQUE                          CORE         BOND      SECURITIES    PORTFOLIO    SERIES 2005
---------------------------------------   -----------  -----------  ------------  -----------  -------------
  American Depositary Receipts                 X            X                          X             X
  Asset-Backed Mortgage Securities             X            X            X             X             X
  Bankers' Acceptances                         X            X            X             X             X
  Buying Put and Call Options                  X                         X             X             X
  Certificates of Deposit                      X            X            X             X             X
  Commercial Paper                             X            X            X             X             X
  Convertible Securities                       X            X                          X             X
  Corporate Asset-Backed Securities                         X                          X             X
  Debt Securities                              X            X            X             X             X
  Emerging Market Securities                   X                                       X             X
  Equity Securities                            X            X                          X             X
  Floating & Variable Rate Instruments         X            X            X             X             X
  Foreign Securities                           X            X                          X             X
  Forward Contracts on Foreign Currency        X                                       X
  Futures Contracts                            X            X            X             X             X
  High-Yield, High-Risk Bonds                  X            X                          X
  Illiquid Securities                          X            X            X             X             X
  Indexed Securities                           X            X                          X
  Index Futures Contracts                      X            X            X             X             X
  Investment Company Securities                X            X            X             X             X
  Investment in Unseasoned Companies           X            X                          X             X
  Lending Portfolio Securities                 X            X            X             X
  Letters of Credit                            X            X            X             X
  Loan Participations                                                                  X
  Options on Foreign Currencies                X                                       X
  Options on Index Futures Contracts           X            X            X             X             X
  Options on Stock Indices                     X                                       X
  Options on Securities
  Other Direct Indebtedness                    X
  Real Estate-Related Instruments              X            X            X             X             X
  Repurchase Agreements                        X            X            X             X             X
  Reverse Repurchase Agreements                             X            X             X
  Short Sales "Against the Box"                X                                       X
  Short-Term Money Market Instruments          X            X            X             X             X
  Swap Agreements                                                                      X
  Temporary Bank Borrowing                     X            X            X             X             X
  U.S. Government Securities                   X            X            X             X             X
  Variable Amount Master Demand Notes          X            X            X             X             X
  When-Issued & Delayed Delivery
   Securities                                  X            X            X             X             X
  Writing Covered Call Options                 X                         X             X             X

                                                                           STYLE FOCUS
                                                           STYLE FOCUS       SERIES:
                                           PIONEER MID    SERIES: SMALL     SMALL CAP
                                            CAP VALUE       CAP GROWTH        VALUE
INVESTMENT TECHNIQUE                        PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------   -------------  ---------------  -------------
  American Depositary Receipts                 X                X               X
  Asset-Backed Mortgage Securities
  Bankers' Acceptances
  Buying Put and Call Options                  X                X               X
  Certificates of Deposit                      X
  Commercial Paper                                              X               X
  Convertible Securities                       X                X               X
  Corporate Asset-Backed Securities
  Debt Securities                              X                X               X
  Emerging Market Securities                   X
  Equity Securities                            X                X               X
  Floating & Variable Rate Instruments
  Foreign Securities                           X                X               X
  Forward Contracts on Foreign Currency        X                X               X
  Futures Contracts                            X                X               X
  High-Yield, High-Risk Bonds
  Illiquid Securities                          X                X               X
  Indexed Securities                           X                X               X
  Index Futures Contracts                      X
  Investment Company Securities
  Investment in Unseasoned Companies           X                X               X
  Lending Portfolio Securities                 X                X               X
  Letters of Credit
  Loan Participations
  Options on Foreign Currencies                X                X               X
  Options on Index Futures Contracts           X                X               X
  Options on Stock Indices                     X                X               X
  Options on Securities                        X                X               X
  Other Direct Indebtedness                    X                X               X
  Real Estate-Related Instruments              X
  Repurchase Agreements                        X                X               X
  Reverse Repurchase Agreements                X                X               X
  Short Sales "Against the Box"
  Short-Term Money Market Instruments          X
  Swap Agreements
  Temporary Bank Borrowing
  U.S. Government Securities                   X                X               X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                  X                X               X
  Writing Covered Call Options                 X                X               X

The Managed Allocation Series: Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio and Aggressive Portfolio invest in the securities of other investment companies ("Underlying Funds") and cash, or cash equivalent instruments. The Underlying Funds may invest in some or all of the investments and use some or all of the investment techniques described in this SAI.

The following section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

SHORT-TERM MONEY MARKET INSTRUMENTS. Certain Funds, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments are those with remaining maturities of 397 days or less and may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

CERTIFICATES OF DEPOSIT. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Funds do not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Funds do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

OBLIGATIONS OF FOREIGN BRANCHES OF U.S. BANKS. The obligations of foreign branches of U.S. banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, if evidences of ownership of such securities are held outside the U.S., a Fund is subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF U.S. BRANCHES OF FOREIGN BANKS. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about an U.S. branch of a foreign bank than about a domestic bank.

BANKERS' ACCEPTANCES. Bankers' acceptances in which a Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by certain Funds must have been accepted by U.S. Commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually issued with a maturity of not more than nine months. The Funds' investments in commercial paper are limited to those rated in the top two categories. See the Appendix for information with respect to ratings for commercial paper, as well as other debt and equity securities.

U.S. GOVERNMENT SECURITIES. As used in this SAI, "U.S. government securities" include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, a Fund will invest in those U.S. government securities only when the Fund's investment adviser, or sub-adviser, determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Certain Funds may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is certain Funds' customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Fund's net asset value daily from the commitment date. While the adviser or subadviser intends for the Fund to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. A Fund does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, a Fund normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Funds do not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when a Fund commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser and subadvisers believe that purchasing securities in this manner can be advantageous to the Funds. However, this practice entails certain additional risks, including the default of the counterparty on its obligations to deliver the security as scheduled. In this event, a Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement. In addition, when-issued transactions will expose a Fund to the risk of fluctuations in the value of the securities it has committed to purchase.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Funds' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Funds elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Funds' custodian, subject to a subcustodian agreement approved by the Fund between that bank and the Funds' custodian.

The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Fund will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Fund (as lender) and the issuer of the note (as borrower). Under the note, a Fund has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by a Fund permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by a Fund may have maturities of more than one year, provided that: (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, a Fund's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, a Fund will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Fund has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on a Fund to the extent it invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on a Fund to the extent that it invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

STOCKS. Certain Funds expect to remain fully invested in common stocks to the extent practicable, and are therefore subject to the general risk of the stock market. The value of a Fund's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Funds also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Funds may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. A Fund may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the possible lack of publicly available information about the company, which may be due to their relatively short operating record as a public company.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of a Fund, investing substantially in emerging growth companies, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

INTERESTS IN OTHER LIMITED LIABILITY ENTITIES. Limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities that are similar to common or preferred stock.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS EXCEPT CONVERTIBLE SECURITIES PORTFOLIO). Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible securities enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the subordination, however, convertible securities typically have lower ratings than similar non-convertible debt securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible securities or preferred stock with warrants or stock call options giving the purchaser the right to acquire the issuer's common stock. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain funds may also participate in Private Investment in Public Entities ("PIPEs"). In a PIPE financing transaction, the Fund acquires restricted shares of a public company at a significant discount to the market price (typically ten to 20 percent) of its publicly-traded stock. The company then registers the resale of the restricted shares, allowing the Fund, as a PIPE investor to sell the shares into the public market. The two main types of PIPEs are traditional and structured. In a traditional PIPE, stock, either common or preferred, is issued at a set price to raise capital for the issuer, while a structured PIPE issues convertible debt (common or preferred shares).

CONVERTIBLE SECURITIES (CONVERTIBLE SECURITIES PORTFOLIO ONLY). Convertible Securities, hereby defined as equity securities and not subject to any rating requirements for fixed income securities contained herein, are corporate bonds, notes or preferred shares that are convertible or exchangeable at a stated price or rate into or for the common stock or other equity interest of the issuer. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. As the market price of the underlying common stock declines the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities are investments that provide a generally more stable stream of income with higher yields than common stocks. However, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two or more distinct securities that together attempt to replicate the characteristics of a convertible security. Synthetic convertible securities combine non-convertible bonds or preferred stock with common stock, warrants or stock call options. The options that form a portion of the synthetic convertible are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The components of a synthetic convertible generally are not offered as a unit but may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the others to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain Funds may invest in debt obligations which involve equity features such as warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES. Debt securities held by a Fund may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but may have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

Certain Funds may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and AAA, AA, or A for Moody's) (see the Appendix for more information) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. There is no minimum acceptable rating for a security to be purchased or held by certain Funds, and a Fund may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of the restructuring, holders of lower-rated securities may receive less principal and interest than they had expected at the time such bonds were purchased. In the event of a restructuring, a Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

A Fund may own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Fund even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if a Fund owns a bond that is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Fund.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. A Fund's adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques may include:

     CREDIT RESEARCH. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

     DIVERSIFICATION. A Fund generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

     ECONOMIC ANALYSIS. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by a Fund investing in these bonds of its investment objective may be more dependent on the credit analysis of the bonds than would be the case if the Fund invested exclusively in higher-rated bonds.

EXCHANGE-TRADED FINANCIAL FUTURES. Certain Funds may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to take or make delivery of an amount of cash based on the difference in the value of a specified index of stock at a future date from its value when the contract was written. Similarly, an interest rate futures contract provides for the future sale and purchase of a specified amount of a particular debt security at a specified price and date.

A Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Portfolio will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Portfolio's investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

STOCK INDEX FUTURES CONTRACTS. Certain Funds may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. A Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Certain Funds also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In addition to the risks described in the Prospectus, the use of futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases a stock index futures contract or option on such a futures contract used may be based on a stock index the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of futures contracts and options thereon may not necessarily correspond exactly to the price movements of the securities and indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in futures contracts only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of these techniques depends, among other things, on the adviser's or subadviser's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use futures contracts and options thereon only when it believes the overall does not increase the risks to which a Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

BUYING PUT AND CALL OPTIONS. Certain Funds may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. A Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed in the "over-the-counter" market with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

A Fund pays a premium in exchange for the right to purchase (call) or sell (put) a security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the amount of the option premium paid.

A Fund may sell put and call options prior to their expiration and, thereby, realize a gain or loss. A call option expires worthless if the price of the related security is below the contract strike price at the time of expiration; a put option expires worthless if the price of the related security is above the contract strike price at the time of expiration.

A Fund uses put and call options for hedging purposes only. The adviser or subadviser identifies liquid securities sufficient to fulfill the call option delivery obligation, and these securities are segregated in an account. Similarly, the adviser or subadviser identifies deliverable securities sufficient to fulfill the put option obligation, which also are segregated. In the case of put options on futures contracts, the adviser or subadviser identifies portfolio securities whose price volatility is expected to match that of the underlying futures contract, and these securities are segregated.

WRITING COVERED CALL OPTIONS. Certain Funds may write or sell covered call options. Certain Funds may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures or as a defensive measure. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

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The Funds may only write "covered" options. This means that as long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option, or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

Writing call options permits a Fund to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option that it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair a Fund's ability to use such options to achieve its investment objectives.

WRITING COVERED PUT OPTIONS. Certain Funds may write put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will write only covered put options, which means that so long as the Fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions to terminate put options that it has written.

SECURITIES INDEX OPTIONS

In seeking to hedge all or a portion of its investments, a Fund may purchase put and call options and may write covered call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. Some of the Funds may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write options on securities indices that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to an adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. No such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when an adviser desires that a Fund engage in such a transaction.

YIELD CURVE OPTIONS. Certain Funds may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase its current income) if, in the judgment of management, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and, because they have been only recently introduced, established trading markets for these securities have not yet developed.

SWAPS. Swaps are contracts in which counterparties agree to pay each other the returns derived from underlying assets with differing characteristics. Swaps generally do not involve the delivery of the underlying assets by the counterparties and the counterparties might not own the underlying assets. The payments are usually made on a net basis, which means that on any given day, a Fund would receive or pay only the amount by which its payments under the agreement is less than or exceeds the amount of the counterparty's payments. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements. They are sophisticated instruments that take many forms and are known by a number of names. Types of SWAPS that certain Funds may invest in include:

Interest Rate SWAPS: are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of Interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

CAPS or FLOORS: are contracts in which one party agrees to make payments only if an interest rate or index goes above (CAP) or below (FLOOR) a certain level in return for a fee from the other party.

Credit Default SWAPS: where the seller of the SWAP is required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the seller receives from the counterparty a periodic stream of payments over the term of the contract provided that no default event has occurred. If no default occurs, the seller keeps the stream of payments and would have no payment obligations. A fund that is a seller of such SWAPS is subject to investment exposure on the notional amount of the SWAP. A fund that is a buyer of such SWAPS is subject to credit risk - that the issuer may default or that the seller may not satisfy its payment obligations.

Total Rate of Return SWAPS: are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

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CREDIT LINKED NOTES. A credit linked note ("CLN") is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive a payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

FOREIGN AND EMERGING MARKETS SECURITIES. Certain Funds may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign entities, a Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Certain Funds may invest in Brady Bonds, which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the governments of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Slovenia, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, E.G., the U.S. bond market.

A Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Subject to their fundamental investment restrictions, certain funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

Subject to any limit on a Fund's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that a

Fund's assets are invested substantially in a single country or market, the Fund is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer a Fund an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of a Fund's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Portfolio bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY CONTRACTS. A forward contract is an agreement between two parties where one party is obligated to deliver a stated amount of a particular asset at a specified future time, and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties to the contract. The contracting parties may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange. Futures contracts on foreign currencies are similar to forward contracts except that they are traded on exchanges and have standardized terms.

The following discussion summarizes the Funds' principal uses of foreign currency futures contracts ("currency contracts"). A Fund may enter into currency contracts with stated contract values of up to the value of the Fund's total net assets. A currency contract is an obligation to buy (sell) an amount of a specified currency for an agreed price, which may be in U.S. dollars or a foreign currency. In the normal course of business, a Fund exchanges foreign currencies for U.S. dollars and for other foreign currencies; it may buy and sell currencies through currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may engage in a "position hedge" whereby it hedges some or all of its investments denominated in a foreign currency (or exposed to foreign currency fluctuations) against a decline in the value of the foreign currency relative to the U.S. dollar by entering into currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency. A Fund also may engage in position hedging with a "proxy" currency (one whose performance is expected to replicate or exceed the performance of the foreign currency relative to the U.S. dollar). A Fund also may enter into an "anticipatory" position hedge with respect to a currency when the Fund is considering the purchase or sale of investments denominated in or exposed to that currency. In any of these circumstances, the Fund may enter into a "cross hedge" whereby it uses a currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies.

These types of hedging can minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S.-dollar value of the proceeds of or rates of return on the Fund's foreign securities. It is difficult to match precisely the increase in value of a currency contract to the decline in the U.S.-dollar value of the foreign asset that is the subject of the hedge. Shifting a Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform in a similar manner to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

A Fund will cover outstanding currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the contract or the currency being hedged. To the extent that a Fund is unable to cover its currency contract positions with such securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's foreign contracts' commitments with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting the Fund to buy the amount of foreign currency subject to a currency buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

OPTIONS ON FOREIGN CURRENCIES. As with other kinds of options transactions, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

ILLIQUID SECURITIES. Certain Funds may make investments in illiquid securities in an amount not exceeding 15% of the Fund's net assets. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and may include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Funds will not bear the expense of such registration. In determining securities subject to the percentage limitation, a Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Rule 144A securities are not registered under the 1933 Act, but may be purchased or sold without registration by certain institutional investors, therefore, their purchase is subject to a Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by a Fund, the Fund's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

"DOLLAR ROLL" TRANSACTIONS. Certain Funds may enter into "dollar roll" transactions pursuant to which the Fund sells fixed income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (I.E., same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee.

Since a Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the Fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the Funds that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the Funds and will be subject to each Fund's overall borrowing limitation. Dollar roll transactions are considered speculative.

Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that the Fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

LOANS OF SECURITIES TO BROKER DEALERS. The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% (100% for Pioneer Fund Portfolio) of the market value of the securities loaned. The Fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Fund's total assets taken at their current market value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Fund may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Trustees ("Board"), when the income to be earned from the loan justifies the risks.

REPURCHASE AGREEMENTS. Each Fund may invest from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York's list of primary reporting dealers, in each case meeting the investment adviser's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% (100% for Pioneer Fund Portfolio) of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the counterparty's agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The Fund will engage in repurchase agreements only where it takes physical delivery or, in the case of "book-entry" securities, the security is segregated in the counterparty's account at the Federal Reserve for the benefit of the Fund, to perfect the Fund's claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in a Fund's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, a Fund may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

TEMPORARY BANK BORROWING: Certain Funds may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT: Certain Funds may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Funds may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES: Certain Funds may also invest Fund assets in securities of companies that have operated for less than three years, including the operations of predecessors. Except for Equity Income and Large Cap, the Funds have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS: Some Funds may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Funds may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Some Funds may also invest in assignments of portions of loans from third parties. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

INVESTMENT COMPANY SECURITIES: Some Funds may invest in investment company securities including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investment companies are professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. The expenses would be in addition to those paid by the Fund for similar services. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Generally, the Funds may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

ELECTRONICALLY TRADED FUNDS: Certain funds may invest in electronically traded funds ("ETFs") that are traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. An ETF is a type of investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

..    shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

..    shares of a sampling of the companies (or, for a fixed income ETF, bonds)
that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Instead of cash, creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

INDEXED SECURITIES: Certain Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the Unites States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES: These are transactions where a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete the transaction, a Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The market price may be more or less than the price at which the security was sold by the Fund. The Fund will suffer a loss if buys back the security at a higher price and the Fund will realize a gain if it buys back the security at a lower price.

SHORT SALES "AGAINST THE BOX": Some Funds may enter into short sales against the box. If a Fund decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

CONVERTIBLE SECURITIES PORTFOLIO

Convertible Securities Portfolio's investment objective is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the subadviser invests at least 80% of the Fund's assets in convertible securities ("80% investment policy"). The subadviser may invest up to 35% of the Fund's assets in synthetic convertible securities.

The Fund is not required to sell securities to conform to this 80% limitation and may retain, on a temporary basis, securities received upon conversion of convertible securities or upon exercise of warrants or call options that are components of synthetic convertible securities pending an orderly disposition, to establish long-term holding periods for tax purposes, or for other reasons.

Convertible securities are considered by the subadviser to be equity securities. Other investments are allowed, including, but not limited to, unlimited investments in synthetic convertible securities and in equity and debt securities that are not convertible into common stock, when deemed appropriate by the adviser for temporary defensive purposes and up to 10% of its assets to purchase put options on securities for hedging purposes.

The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or comparable unrated securities.

In pursuing its objective, Convertible Securities Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

DISCIPLINED MID CAP STOCK PORTFOLIO

Disciplined Mid Cap Stock Portfolio's investment objective is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. The subadviser selects stocks of companies with a market capitalization similar to the companies in the S&P Mid-Cap 400 Index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the S&P 400 Index.

The Fund's active investment strategy focuses primarily on individual stock selection. In selecting the Fund's holdings, the subadviser applies a number of computerized investment models to identify stocks that have a high probability of outperforming their respective industry/sector peer groups within the S&P
400. These investment models incorporate a diverse set of valuation, earnings and relative price variables to produce a comprehensive appraisal profile on every stock in the universe of securities described above. Stocks that are determined to be attractive based on a combination of quantitative and fundamental criteria are overweighted relative to the benchmark index. In general, the discipline favors stocks that demonstrate an improving trend of earnings and also appear attractive based on measures of fundamental value. While these securities have the potential to outperform the securities represented in the S&P 400, they may in fact be more volatile or have a lower return than the benchmark index. Equity securities have historically demonstrated long-term growth in value, but their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies.

Under normal circumstances, the Fund invests 80% of its assets in companies with a mid size market capitalization ("80% investment policy") The Fund seeks to maintain full exposure to its stock universe. The Fund's investments in exchange-traded stock index futures contracts, to provide equity exposure to the Fund's cash position, are not generally expected to impact more than 20% of the Fund's assets at any one time.

In pursuing its objective, Disciplined Mid Cap Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

EQUITY INCOME PORTFOLIO

Equity Income Portfolio's investment objective is to seek reasonable income. The subadviser normally invests at least 80% of the Fund's assets in equity securities ("80% investment policy"). The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. The subadviser normally invests primarily in income-producing securities. The subadviser has the flexibility, however, to invest the Fund's assets in all types of domestic and foreign securities, including bonds. When choosing the Fund's investments, the subadviser also considers the potential for capital appreciation.

The value of the Fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. The subadviser seeks to spread investment risk by diversifying the Fund's holdings among many companies and industries.

The subadviser normally invests the Fund's assets according to its investment strategy. The Subadviser also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

Equity Income Portfolio currently is subject to the following fundamental investment restrictions. The Fund may not:

          (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result; more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

          (2)  issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

          (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

          (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

          (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies.

     . The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     . The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     . The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

     . The Fund does not currently intend to purchase any security if, as a result, more than 15% of its nets assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     . The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     . The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     . The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FEDERATED HIGH YIELD PORTFOLIO

Federated High Yield Portfolio's investment objective is to seek high current income. The Fund normally invests 80% of its assets in below investment-grade bonds and debt securities ("80% investment policy"). The subadivisor selects a diversified portfolio of fixed income securities. The Fund's investment objective is fundamental.

The Fund invests primarily in fixed-rate corporate debt obligations. The fixed-rate corporate debt obligations in which the Fund may invest are expected to be lower-rated. Permitted investments currently include, but are not limited to, those listed on the chart on Investment Techniques above and the following:

     . corporate debt obligations having fixed or floating rates of interest and that are rated BBB or lower by nationally recognized statistical rating organizations or comparable unrated securities;

     .    preferred stocks;

     .    equipment trust and lease certificates;

     .    zero coupon bonds;

     .    pay-in-kind securities;

     . general obligations of any state, territory, or possession of the United States, or their political subdivisions; and

     . equity securities, including synthetic convertible securities and warrants, rights and options.

Under adverse market conditions or to minimize potential losses, the subadviser may assume a temporary defensive position and invest the Fund's assets in cash, cash items, and shorter-term, higher-quality debt securities.

The Fund is aggressively managed and the bonds in which the Fund invests are considered speculative. Therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a an investment-grade bond fund, conservative equity fund or a growth fund that invests entirely in proven growth equities.

In pursuing its objective, Federated High Yield Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

FEDERATED STOCK PORTFOLIO

Federated Stock Portfolio's investment objective is to provide growth of income and capital by normally investing at least 80% of its assets in equity securities ("80% investment policy"). The subadviser selects a diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. This investment objective cannot be changed without the approval of shareholders.

The Fund's investment approach is based on the conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Fund invests primarily in common stocks of companies selected by the subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies are typically leaders in their industries with regard to revenues. Other factors, such as product position or market share, which the subadviser may consider, may outweigh revenues. Other permitted investments include, but are not limited to: preferred stocks, corporate bonds, notes, and warrants of these companies, and ADRs (in an amount of not more than 15% of its assets).

In pursuing its objective, Federated Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

LARGE CAP PORTFOLIO

Large Cap Portfolio's investment objective is to seek long-term growth of capital by investing primarily in securities of companies with large market capitalizations. The Subadviser normally invests at least 80% of the Fund's assets in securities of companies with large market capitalizations ("80% investment policy"). Although a universal definition of large market capitalization companies does not exist, for purposes of this Fund, the subadviser generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index or the Russell 1000 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. The size of companies in each index changes with market conditions and the composition of each index. The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. For purposes of its 80% investment policy, FMR intends to measure the capitalization range of the Russell 1000 Index and the S&P 500 Index no less frequently than once a month. The subadviser normally invests the Fund's assets primarily in common stocks.

The subadviser also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Current holdings and recent investment strategies are described in the Fund's financial reports, which are sent to shareholders twice a year.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objective, Large Cap Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

          (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer, or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

          (2) issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

          (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

          (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

          (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies:

     . The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in future contracts and options are not deemed to constitute selling securities short.

     . The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     . The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

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


     . The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     . The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     . The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     . The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian International Stock Portfolio's investment objective is to seek capital appreciation, by investing, under normal conditions, at least 80% of its assets in equity securities ("80% investment policy"). The Fund's subadviser invests primarily in equity securities of non-U.S. domiciled companies that are located in developed markets. The subadviser's approach in selecting investments is oriented to individual stock selection and the subadviser seeks out securities that are undervalued, based on fundamental analysis.

The Fund may enter into foreign currency exchange forward contracts to hedge against anticipated changes in foreign currency exchange rates. The Fund may invest up to 15% of its assets in foreign fixed-income securities when, in the subadviser's opinion, attractive opportunities exist relative to those available through equities.

When the subadviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies, U.S. government securities, or short-term money market instruments or cash.

In pursuing its objective, Mondrian International Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS MID CAP GROWTH PORTFOLIO

MFS Mid Cap Growth Portfolio's investment objective is to seek to obtain long term growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of companies with medium-market capitalization ("80% investment policy"). Medium-market capitalization companies have a market capitalization equal to or exceeding $250 million but not exceeding the top range of the Russell Midcap(TM) Growth Index at the time of the Fund's investment. The Russell Midcap(TM) Growth Index is a widely recognized, unmanaged index of mid-cap common stock prices. The subadviser selects companies that it believes have above-average growth potential.

Consistent with its investment objective, the Fund may invest in up to 10% of its net assets in nonconvertible high-risk, high-yield fixed-income securities that are in the lower rating categories (rated BA or lower by

Moody's or BB or lower by S&P or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (collectively, commonly known as "junk bonds"). Further, the Fund also may invest up to 20% of its net assets in foreign and emerging markets securities that are not traded on a U.S. exchange (not including ADRs). The Fund may also engage in short sales of securities for up to 15% of its net assets.

The Fund is non-diversified. As a result, the amount of the Fund's assets that may be invested in the securities of any one issuer is limited only by the Fund's investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more susceptible to any economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

For defensive purposes under unusual market conditions, as a reserve for future investments, or to meet liquidity needs, the subadviser may temporarily invest some or all of the Fund's assets. Temporary investments may include but are not limited to cash or cash equivalents, such as short-term money market instruments, commercial paper, bank obligations, short-term notes, U.S. government securities, certificates of participation and trust certificates representing interests in U.S. government securities, and related repurchase agreements.

In pursuing its objective, MFS Mid Cap Growth Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS VALUE PORTFOLIO

MFS Value Portfolio's investment objective is to seek to provide capital appreciation and reasonable income. The Fund invests, under normal circumstances, at least 65% of its net assets in income producing equity securities of companies which MFS believes are undervalued in the market relative to their long-term potential.

MFS uses a bottom-up, as opposed to a top down, investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of each issuer (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Fund's portfolio managers and MFS large group of equity research analysts.

Other investments are allowed, including, but not limited to, those described below. Subject to its investment objective and the restrictions set forth below, the Fund may invest up to 35% of its net assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs.

In pursuing its investment objective, MFS Value Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MERCURY LARGE CAP PORTFOLIO FUND (FORMERLY, MERRILL LYNCH LARGE CAP PORTFOLIO)

Mercury Large Cap Core Portfolio's investment objective is to seek long term capital growth. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of large cap companies that the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000(R) Index ("80% investment policy"). The Fund may continue to hold a security after it has been removed from the Russell 1000(R) Index. While the investment emphasis is on equities, the Fund may also invest in convertible securities, preferred stock, rights, warrants, U.S. Government debt securities, and to a lesser extent, non-convertible debt securities. Additionally, the Fund may hold assets in cash, cash equivalents, short term securities, in such proportions as the subadviser deems appropriate, based on prevailing market or economic conditions, or for temporary defensive purposes.

The subadviser uses a proprietary, multi-factor quantitative model to look for companies within the Russell 1000(R) Index, that in the subadviser's opinion, are consistent with the investment objective of the Fund. The subadviser seeks to invest in securities believed to be undervalued or ones that show good prospects for earnings growth. The Fund seeks securities such that the sum of the relative (to the S&P 500) price-to earnings ratio and price-to-book ratio for a particular security are between 1.75 and 2.25. In seeking to outperform its benchmark, the Russell 1000(R) Index, the Fund will allocate its common stock investments among sectors in a manner generally comparable to the sector weightings in the Russell 1000(R) Index, as those sectors are defined by the S&P 500. Individual holdings generally will be allocated so that no individual security held by the Fund is overweighted in the Fund as compared to its weighting in the Russell 1000(R) Index by more than 1%, and no security is underweighted as compared to its weighting in the Russell 1000(R) Index by more than 1%.

The Fund anticipates that its sector allocations, as a percentage of its common stock investments, to larger capitalized industries generally will be no more than two times that sector's weighting in the applicable Russell 1000(R) Index, while its sector allocations to smaller capitalized industries generally will be no more that three times that sector's weighting in the Russell 1000(R) Index. "Larger" or "smaller" capitalized industries for this purpose will be determined by the relative size of the sector within the Russell 1000(R) Index, with any sector representing approximately 10% or more of the index being considered as a "larger" industry. Notwithstanding these guidelines, the Fund reserves the right to invest up to 10% of its total assets in any one sector of the Russell 1000(R) Index and the Fund is not limited to investing only 10% of its assets in any one sector if the guidelines listed above permit a larger allocation. The subadviser is not required to follow these parameters in selecting securities at all times, and is not required to sell securities if they fall outside of these parameters.

In pursuing its objective, Mercury Large Cap Core Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

TRAVELERS QUALITY BOND PORTFOLIO

Travelers Quality Bond Portfolio's investment objective is to seek current income, moderate capital volatility and total return. The Fund normally invests 80% of its assets in investment-grade bonds and debt obligations ("80% investment policy"). Such bonds and obligations include, but not limited to:

     .    treasury bills;

     .    repurchase agreements;

     .    commercial paper and other short term instruments;

     .    bank certificates of deposit and bankers' acceptances; and

     . publicly traded debt securities, including bonds, notes, and debentures; and

     .    equipment trust certificates.

Permissible securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or a different issuer, or participation based on revenues, sales or profits. The subadviser anticipates that the Fund will maintain an average portfolio duration not exceeding five years. In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average duration. Investment in longer-term obligations may be made if the investment adviser concludes that the investment yields justify a longer-term commitment. No more than 25% of the value of the Fund's assets will be invested in any one industry.

The Fund is actively managed, and investments may be sold prior to maturity if the subadviser deems it to be advantageous in light of factors such as market conditions or brokerage costs. While the Fund's investments are generally not listed securities, there are firms that make markets in the type of debt instruments that the Fund holds. The subadviser anticipates no problems of liquidity with the Fund's investments.

From time to time, the Fund may commit to purchase when-issued securities. The Fund also may purchase and sell interest-rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the portfolio securities.

In pursuing its objective, Travelers Quality Bond Portfolio currently is subject to investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. Government Securities Portfolio's investment objective is the selection of investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. To achieve this objective, the Fund normally invests at least 80% of its assets in U.S. government securities, which includes obligations of the U.S. Government and of its agencies, instrumentalities, and government-sponsored enterprises as defined earlier in this SAI ("80% investment policy").

Not all U.S. government securities are backed by the full faith and credit of the United States. For example, obligations issued by Fannie Mae are supported by its right to borrow from the U.S. Treasury. Other U.S. government securities, such as those issued by the Federal Farm Credit Banks Funding Agency, are backed only by the credit of the issuing entity. Although U.S. government securities generally are considered to be high quality, there is no assurance that the U.S. Government would provide financial assistance to an agency, instrumentality or government-sponsored enterprise if it were not obligated by law to do so.

The Fund may purchase put and call options and other instruments and strategies described above, including futures contracts as a hedge against changes in interest rates.

In pursuing the Fund's objective, the subadviser currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

PIONEER FUND PORTFOLIO

Pioneer Fund Portfolio seeks reasonable income and growth of capital by investing in a broad list of carefully selected, reasonably priced securities. Most of the Fund's assets are invested in common stocks and other equity securities, primarily of U.S. issuers, such as preferred stocks, depository receipts and securities convertible into common stock, but the Fund may also invest in debt securities and cash equivalent investments. The Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers.

In pursuing its objective, Pioneer Fund Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)

The objective of the Zero Coupon Bond Fund Portfolio is to provide as high an investment return as is consistent with the preservation of capital. The Portfolio's investment objective is fundamental. The Fund matures on the third Friday of December of 2005 (the "Target Date"). On the Portfolio's Target Date, the Portfolio will be converted to cash, which will be transferred to the money market option available under the variable annuity or variable life contract that offers the Fund as an investment option.

The Fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Fund at substantial discounts from their value at maturity. The Fund may not be appropriate for investors who do not plan to have their premiums invested in Fund shares for the long-term or until maturity.

Under normal circumstances, the subadviser invests at least 80% of the Fund's assets in Zero Coupon securities, a term used collectively for stripped Treasury securities, stripped government securities, stripped corporate securities and stripped Eurodollar obligations and other stripped securities, all described below ("80% investment policy"). Zero Coupon securities may consist of:

          (l) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of a Fund's assets);

          (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

          (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

          (4) stripped principal obligations and stripped coupons of asset-backed securities, which zero coupon-type securities may exist today or may be developed in the future. These securities may be illiquid and are subject to the 15% limitation for such securities; and

          (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

The remaining 20% of the Fund's assets may be invested in non-zero coupon securities such as common stock and other equity securities, interest-paying bonds and other debt securities, and money market instruments. In addition, the Fund will not purchase illiquid securities, including restricted or other securities that are not readily marketable (such as repurchase agreements with maturities in excess of seven days) if more than 15% of the Fund's total assets would be invested in such securities.

In pursuing its objective, the Zero Coupon Bond Fund Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

PIONEER MID CAP VALUE PORTFOLIO

The Pioneer Mid Cap Value Portfolio seeks capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-size companies ("80% investment policy"). Mid-size companies are considered to be those with market values within the range of market values of companies included in the Russell Midcap Value Index, which is a widely recognized, unmanaged index of mid-size common stock prices. Equity securities include common stocks, convertible debt and other equity instruments, such as depository receipts, warrants, rights, real estate investment trusts ("REITs") and preferred stocks. The Fund may invest up to 25% of its assets in REITs.

The Fund's subadviser employs a value-driven approach to seek out securities that it believes are selling at substantial discounts to their underlying values with the goal of holding these securities until the market values reflect their intrinsic values. Securities are selected based on potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies.

Consistent with its objective, the Fund may invest up to 20% of its assets in fixed-income securities, which includes U.S. Government obligations, certificates of deposit, and short-term money market instruments and it may invest up to 25% of its assets in foreign securities, but it will not invest more than 5% of its assets in the securities of emerging markets issuers.

In pursuing its objective, the Pioneer Mid Cap Value Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

The Small Cap Growth Portfolio's investment objective is to seek capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers - TIMCO and Janus Capital Management LLC ("Janus"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have strong growth potential.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive growth or value characteristics, with an emphasis on growth charcteritcs. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

Janus applies a "bottom up" approach in choosing investments - looking at companies one at a time to seek out an attractive investment opportunity.

STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

The Small Cap Value Fund seeks capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Value Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers - TIMCO and Dreman Value Management LLC ("Dreman"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have value characteristics.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive value or growth characteristics, with an emphasis on value characteristics. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

The Dreman portfolio managers focus their stock selection process on small companies with below market price-to-earnings (P/E) ratios. The managers also identify value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

STRATEGIC EQUITY PORTFOLIO

Fidelity Management & Research Company ("FMR"), the subadviser, normally invests at least 80% of the Fund's assets in equity securities. FMR normally invests the Fund's assets primarily in common stocks.

FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objectives, Strategic Equity Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

AIM CAPITAL APPRECIATION PORTFOLIO

The Fund invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term, growth in earnings and have excellent prospects for future growth. The market prices of many of the securities purchased and held by the Fund may fluctuate more widely than other equity securities of larger, more established companies.

SPECIAL SITUATIONS. Although the Fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investments securities.

The Fund may invest up to 20% of its total assets in foreign securities, including ADRs as well as EDRs and other securities representing underlying securities of foreign issuers as foreign securities for purposes of this limitation.

The Fund may also invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In addition, the Fund may purchase domestic stock index futures contracts. It may also purchase call options, but not for speculative purposes, and write (sell) covered call options on no more than 25% of the value of its net assets.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

VAN KAMPEN ENTERPRISE PORTFOLIO

The Fund invests primarily in common stocks of growth companies. In addition to common stocks, the Fund may invest in warrants and preferred stocks, and in the securities of other investment companies. The Fund may also invest up to 15% of the value of its total assets in securities of foreign issuers.

The Fund may also holds a portion of its assets in investment grade short-term debt securities in order to provide liquidity. The Fund may also hold investment grade corporate or government bonds. The market prices of such bonds can be expected to vary inversely with changes in prevailing interest rates.

The Fund may invest in options, futures contracts and options thereon in several different ways, depending upon the status of its portfolio and the subadviser's expectations concerning the securities markets. In times of stable or rising stock prices, the Fund generally seeks to obtain maximum exposure to the stock market, I.E., to be "fully invested." Nevertheless, even when the Fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can compensate for the cash portion of its assets and obtain performance equivalent to investing 100% of its assets in equity securities.

If the subadviser anticipates a market decline, the Fund may seek to reduce its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's securities. Sales of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to selling futures contracts, the Fund can purchase puts (or futures puts) to hedge the Fund's risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the Fund's value is protected against a market decline to the degree the performance of the put correlates with the performance of its investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

MFS TOTAL RETURN PORTFOLIO

The Fund's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities may be held by the Fund. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Fund may vary the percentage of assets invested in any one type of security in accordance with the subadviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Fund's debt investments may consist of both "investment grade" securities (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or better by the Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P") or Fitch, Inc. ("Fitch"), securities that are unrated, and securities that are rated in the lower ratings categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds"), including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower ratings categories or comparable unrated securities. See Appendix A for a description of these ratings. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities. It is not the Fund's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the subadviser's own independent and ongoing review of credit quality.

As noted above, the Fund invests in unrated and lower-rated corporate debt securities, commonly known as "junk bonds." The Fund may also invest in emerging market securities.

The Fund may also invest without limit in ADRs and up to 20% of its total assets in foreign securities.

The Fund will be managed actively with respect to the Fund's fixed income securities and the asset allocations modified as the subadviser deems necessary. Although the Fund does not intend to seek short-term profits, fixed income securities will be sold whenever the subadviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities the Fund does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Fund will effect trades whenever it believes that changes in its portfolio securities are appropriate.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

The Fund invests under normal market conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics. The subadviser will have broad discretion to allocate the Fund's assets among the following segments of the global market for fixed income securities: U.S. government obligations, investment and non-investment grade U.S. and non-U.S. corporate debt, mortgage and asset-backed securities, and investment and non-investment grade sovereign debt, including issuers in emerging markets.

Lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

For purposes of the Fund's operations, "emerging markets" will consist of all countries determined by the subadviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund will consider investments in, but not be limited to, the following emerging markets: Algeria, Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Greece, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nicaragua, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Republic of Slovakia, Russia, Singapore, Slovenia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Turkey, Ukraine, Uruguay, Venezuela, Zambia and Zimbabwe.

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The Fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, or with a principal office in, an emerging market.

The Fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The subadviser may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade.

The Fund invests in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries.

Pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest its assets in high quality foreign or domestic money market instruments.

ASSET ALLOCATION. The Fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units. The Fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars.

The subadviser selectively will allocate the assets of the Fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for total return. In doing so, the subadviser intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Fund. Securities held by the Fund may be invested in without limitation as to maturity.

The subadviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

The subadviser generally evaluates currencies on the basis of fundamental economic criteria (E.G., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques that include currency, options and futures transactions.

SELECTION OF DEBT INVESTMENTS. In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, the subadviser ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

The Fund may invest in the following types of money market instruments (I.E., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including CDs, TDs, demand deposits and bankers' acceptances) subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

According to the subadviser, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the subadviser believes that the Fund's policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the Fund that invest solely in debt securities of U.S. issuers.

The Fund may borrow money from banks in an amount up to 33 1/3 % of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds for investment purposes. The Fund will borrow for investment purposes only when the subadviser believes that such borrowings will benefit the Fund, after taking into account considerations such as the cost of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. In addition, the Fund may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the Fund for any purpose does not exceed 33 1/3% of its total assets. The Fund may also purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

NONDIVERSIFICATION. As a "non-diversified" fund under the 1940 Act, the Fund will have the ability to invest more than 5% of its assets in the securities of any issuer. However, the Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires (among other things) that at least 50% of the Fund's assets consist of U.S. government securities, cash and cash items, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Also, holdings of a single issuer (with certain exceptions) may not exceed 25% of the Fund's total assets. These limits are measured at the end of each quarter of the Fund's taxable year. Under the Subchapter M limits, "non-diversification" allows up to 50% of a fund's total assets to be invested in as few as two single issuers. An investment in the Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Fund, and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers. The Fund also intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury regulations promulgated thereunder.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

TRAVELERS MANAGED INCOME PORTFOLIO

Under normal market conditions, (1) at least 65% of the Fund's total assets will be invested in U.S. government securities and in investment-grade corporate debt obligations (I.E., rated within the four highest ratings categories of Moody's or S&P or in unrated obligations of comparable quality); and (2) at least 65% of the Fund's total assets will be invested in debt obligations having durations of 10 years or less. The Fund may only invest in U.S. government securities that are issued or guaranteed as to both principal and interest by the U.S. government or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities.

The Fund may invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody's or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody's or S&P (commonly referred to as "junk bonds"), which are extremely speculative and may be in default with respect to payment of principal or interest.

The Fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years, up to 25% of its total assets in convertible debt obligations and preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The Fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the Fund's portfolio investments.

Bank CDs and bankers' acceptances in which the Fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. In addition, the Fund may invest in U.S. dollar-denominated, non-negotiable TDs issued by foreign branches of domestic banks and London branches of foreign banks and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks, and are discussed in more detail under "Risk Factors."

The Fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables ("asset backed securities"), which include classes of obligations collateralized by mortgage loans or mortgage pass-through certificates ("CMOs"). The Fund is authorized to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

The Fund may invest up to 20% of its assets in foreign securities.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

PIONEER STRATEGIC INCOME PORTFOLIO

The Fund invests, under normal market conditions, at least 80% of its total assets in debt securities. The subadviser allocates the Fund's investments among the following three segments of the debt markets: (i) below investment grade (high yield) securities of U.S. and non-U.S. issuers; (ii) investment grade securities of U.S. issuers; and (iii) investment grade securities of non-U.S. issuers.

Investment grade debt securities are regarded as having an adequate capacity to pay interest and repay principal. Debt securities rated BBB by S&P or Baa by Moody's are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.


Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description of rating categories.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Fund's subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the Fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the Fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

The Fund may purchase municipal obligations when the subadviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for regular U.S. Federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for regular U.S. Federal income tax purposes, although current Federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The mortgage derivatives in which the Fund may invest include interests in CMOs, real estate mortgage investment conduits and stripped mortgage-backed securities.

DEFENSIVE STRATEGIES. At times, the subadviser may judge that conditions in the securities market make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

The Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds") that invest primarily in equity securities. The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO

The Conservative Strategy Portfolio seeks a high level of current income with some consideration given to growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies

("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 60-90% of its total assets in Underlying Funds that invest primarily in fixed-income securities

     .    10-40% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. Similarly, the Fund will have indirect exposure to the equity securities of companies of various sizes. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO

The Moderate-Conservative Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 45-75% of its total assets in Underlying Funds that invest primarily fixed-income securities

     .    25-55% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities and the Fund will have indirect exposure to the equity securities of companies of various sizes and indirect exposure to. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO

The Moderate Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 45-75% of its total assets in Underlying Funds that invest primarily in equity securities

     . 25-55% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

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

MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO

The Moderate-Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of is assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 60-80% of its total assets in Underlying Funds that invest primarily in equity securities

     . 20-40% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

FOR THE MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO, MODERATE-AGGRESSIVE PORTFOLIO, MODERATE PORTFOLIO, MODERATE-CONSERVATIVE PORTFOLIO AND CONSERVATIVE PORTFOLIO

The Subadviser uses its proprietary technology to aid in allocating assets within the universe of the Underlying Funds (as identified by TAMIC, as described below) taking into consideration the Fund's investment strategy. Periodically, the Subadviser will re-evaluate asset allocations and if, based upon its proprietary technology an adjustment to the allocation is appropriate, and consistent with the Fund's investment strategy set forth herein, then the Subadviser shall reallocate assets among the Underlying Funds. The subadviser may also consider factors such as an Underlying Fund's investment style and market capitalization weightings when making its investment decisions, in order to take advantage of medium-term trends.

Underlying Funds may include any investment company for which TAMIC or any of its affiliates serves as investment adviser and that is offered to insurance company separate accounts. TAMIC is responsible for selecting a universe of such funds that may be used by the subadviser as Underlying Funds. Certain investment companies advised by TAMIC may be given preference for use as Underlying Funds over similar funds advised by TAMIC affiliates.

                             INVESTMENT RESTRICTIONS

The Funds (generally excluding Equity Income and Large Cap Portfolios and except as indicated otherwise below) adopted the following investment policies as fundamental (those that may not be changed without shareholder approval).

FUNDAMENTAL POLICIES

Each of the Trust's Portfolios (including Equity Income and Large Cap Portfolios), irrespective of any fundamental or non-fundamental, operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote.

     1. DIVERSIFICATION: (except MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Managed Allocation Series:
Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, Aggressive Portfolio) with respect to 75% of its assets, a Fund may not purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     2. INDUSTRY CONCENTRATION: a Fund may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on: (1) investments in U. S. government securities, in repurchase agreements covering U.
S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     3. BORROWING: a Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

     4. REAL ESTATE: a Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

     5. LENDING: a Fund may not make loans to other parties if, as a result, more than one third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

     6. COMMODITIES: a Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

     7. UNDERWRITING: a Fund may not be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

     8. SENIOR SECURITIES: a Fund may not issue any class of senior securities except to the extent consistent with the 1940 Act.

     9. EXERCISING CONTROL OF ISSUERS: the AIM Capital Appreciation Portfolio may not invest for the purpose of exercising control over or management of any company, except to the extent that the Fund may purchase securities of other investment companies.

     10. TRANSACTIONS WITH OFFICERS AND DIRECTORS: The Travelers Managed Income Portfolio may not purchase securities from or sell securities to any of its officers or directors, except with respect to its own shares and as is permissible under applicable statues, rules and regulations.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies that each Fund (generally excluding Equity Income and Large Cap Portfolios and except as otherwise noted below) currently complies with:

     1. MFS MID CAP GROWTH PORTFOLIO, SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO AND MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO, MODERATE PORTFOLIO, MODERATE-CONSERVATIVE PORTFOLIO, MODERATE-AGGRESSIVE PORTFOLIO, AGGRESSIVE PORTFOLIO are "non-diversified" as that term is defined in the 1940 Act. To the extent required to qualify as a regulated investment company under the Code, a Fund may not purchase a security (other than a U.S. government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer. Although Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, and Aggressive Portfolio are classified as non-diversified" they are currently operating as diversified funds.

     2. BORROWING: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions"). (See Fundamental Policy No. 3 "Borrowing.")

     3. LIQUIDITY: No Fund will invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and, (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Trust's Board of Trustees.

     4. EXERCISING CONTROL OF ISSUERS: No Fund will make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control. (See Fundamental Policy No. 9 in regards to AIM CAPITAL APPRECIATION PORTFOLIO, for which this is a fundamental policy.)

     5.   OTHER INVESTMENT COMPANIES:

          a. For all Funds except Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio: no Fund will invest in securities of another investment company, except to the extent permitted by the 1940 Act and the rules, and regulations and exemptions thereunder.

          b. For Strategic Equity Portfolio: the Fund may not purchase securities issued by any other registered investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (b) where no commission or profit to a sponsor or dealer results from such purchase, or (c) when such purchase, though not in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

          c. For AIM Capital Appreciation Portfolio: notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund; and, the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          d. For Van Kampen Enterprise Portfolio: the Fund may not acquire securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

          e. For Salomon Brothers Strategic Total Return Bond Portfolio: the Fund may not invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund).

          f. For Travelers Managed Income Portfolio: the Fund may not purchase securities of any other investment company except as part of a plan of merger or consolidation. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

          g. For Pioneer Strategic Income Portfolio: the Fund may not invest in securities of other registered open-end investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

     6.   SHORT SALES:

          a. For Disciplined Mid Cap Stock, Mercury Large Cap Core (formerly, Merrill Lynch Large Cap Core), U.S. Government Securities, Travelers Managed Income, Van Kampen Enterprise, MFS Total Return, Salomon Brothers Strategic Total Return, and Pioneer Strategic Income Portfolios: no Fund will sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

          b. For Zero Coupon Bond Fund Portfolio (Series 2005): no Fund will make short sales of securities or maintain a short position, except to the extent of 5% of the Fund's net assets (excluding the value of any securities sold short against-the-box), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

          c. For Federated High Yield Portfolio: the Fund will not sell securities short except, under strict limitations, the Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions, and provided that transactions in options, and futures contracts and options on futures are not deemed to constitute selling securities short.

     7. PURCHASING ON MARGIN: No Fund will purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts or other permissible investments shall not constitute purchasing securities on margin.

     8. LENDING: No Fund will lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

     9. PLEDGING: No Fund will pledge its assets except as permitted by the 1940 Act.

     10.  SHAREHOLDER NOTICE (except MFS Value, Managed Allocation Series:
Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio,
Moderate-Aggressive Portfolio, Moderate-Conservative Portfolio): Each Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy.

     11. INVESTMENTS IN INTERESTS IN OIL, GAS OR MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS: For Strategic Equity Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income
Portfolio: no Fund may invest in interests in oil, gas, or other mineral exploration or development programs or leases, although the Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

     12.  WARRANTS: For Strategic Equity Portfolio, Van Kampen Enterprise
Portfolio: no Fund may purchase warrants, if, as a result, the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

     13. NEW OR UNSEASONED COMPANIES: For Van Kampen Enterprise Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income
Portfolio: no Fund may invest more than 5% of the value of its total assets in securities of companies which (including predecessor companies or operations) have been in business less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

     14. INADEQUATE INFORMATION: the Van Kampen Enterprise Portfolio may not invest in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by
Section 12(d)(1) of the 1940 Act.

     15. UNLIMITED LIABILITY: the Van Kampen Enterprise Portfolio may not make any investment which involves promotion or business management by the Fund or which would subject the Fund to unlimited liability.

     16. PUTS, CALLS, STRADDLES, SPREADS: the Travelers Managed Income Portfolio may not invest in puts, calls, straddles, spreads and any combination thereof.

     17. PRIVATE PLACEMENT: the Van Kampen Enterprise Portfolio may not acquire any private placement if it would cause more than 2% of the net assets of the Fund, as determined at the time the Fund agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company; and, provided further, that this limitation excludes securities that have been issued pursuant to Rule 144A under the 1933 Act ("Rule 144A securities").

                              VALUATION AND PRICING

VALUATION. We determine current value for a Fund's portfolio securities as follows:

     . securities traded on national securities markets are valued at the closing prices on such markets

     . securities for which no sales prices were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources

A Fund values short-term money market instruments with maturities of 60 days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market value. All other investments are valued at fair value as determined in good faith by the Board.

PRICING. We compute the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) each day the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

When market prices or quotations are not readily available or appear to be unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which a Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund's NAV is calculated. The Funds use a fair value model developed by a pricing service to value foreign securities on days when there is a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

We compute a Fund's redemption value as of the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

A Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                  DISTRIBUTIONS

The Trust intends to distribute dividends from each Fund's net investment income and all net realized capital gains annually in shares or, at the option of the shareholder, in cash. When a Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund's books but will be made on a federal income tax basis.

                              TRUSTEES AND OFFICERS

Under Massachusetts law, the Trust's Board has absolute and exclusive control over the management and disposition of all assets of the Funds. Subject to the provisions of the Declaration of Trust, the business and affairs of the Funds are managed by the Board of Trustees or other parties so designated by the Board. The following tables give information about each trustee and the officers of the Funds.

OFFICERS AND INTERESTED TRUSTEE

                                                                                                       Number of
                                                                                                     Portfolios in    Other Public
                                                 Term of                                                 Fund            Company
                                               Office and                                               Complex       Directorships
                           Position(s) Held     Length of     Principal Occupation During Last Five   Overseen by         Held by
Name Address and Age          with Fund        Time Served                   Years                      Director         Director
------------------------  ------------------  -------------  --------------------------------------  --------------  ---------------
Elizabeth M. Forget*        Chairman of       Since July     President, Met Investors Advisory LLC        66             None
260 Madison Ave.            the Board,        2005           (2000 to present); Executive Vice
11th Floor                     Chief                         President (2000 to present) and Chief
New York, NY                 Executive                       Marketing Officer (2003 to present),
Age 39                      Officer and                      MetLife Investors Group, Inc;
                             President                       President, TAMIC (July 2005 -
                                                             present); Senior Vice President,
                                                             Equitable Distributors, Inc. and Vice
                                                             President, Equitable Life Assurance
                                                             Society of the United States (1996 to
                                                             2000).

Paul Cellupica             Secretary and      Since July     Chief Counsel, Securities Products and       N/A             N/A
MetLife, Inc.               Chief Legal       2005           Regulation, MetLife Inc. (2004 -
One MetLife Plaza             Officer                        present); Vice President and Chief
27-01 Queens Plaza North                                     Legal Officer, TAMIC (July 2005 -
Long Island City, NY                                         present); Assistant Director, Division
11101                                                        of Investment Management, U.S.
Age 41                                                       Securities and Exchange Commission
                                                             (2001-2003), Senior
                                                             Special Counsel, Division
                                                             of Investment Management,
                                                             Securities and Exchange
                                                             Commission (2000-2001).

Peter Duffy                    Chief          Since July     Senior Vice President, MetLife               N/A             N/A
MetLife Advisers LLC         Financial        2005           Advisers, since December 1998; Senior
501 Boylston Street         Officer and                      Vice President; NELICO; Vice
Boston, MA 02116             Tresurer                        President, MetLife; formerly, Vice
Age 49                                                       President and Treasurer, Zenith Fund

Jeffrey P. Halperin        Interim Chief      Since          Assistant Vice President, Corporate          N/A             N/A
Metropolitan Life           Compliance        November       Ethics and Compliance Department,
Insurance Company             Officer         2005           MetLife, Inc. (October 2002 -
One MetLife Plaza                                            present); interim Chief Compliance
27-01 Queens Plaza North                                     Officer of funds sponsored by MetLife
Long Island City, NY                                         and its affiliates (November 2005 -
11101                                                        present); Associate, Goldman Sachs &
Age 37                                                       Co. (May 2000 - July 2001).

NON-INTERESTED TRUSTEES

                                                                                                                        Other
                                                                                                       Number of    Directorships in
                                                 Term of                                             Portfolios in      Public
                              Position(s)       Office and                                            Fund Complex    Companies
                               Held with        Length of    Principal Occupation During Last Five    Overseen by      Held by
Name Address and Age             Fund          Time Served                   Years                     Director        Director
------------------------  ------------------  -------------  --------------------------------------  -------------  ----------------
Robert E. McGill, III     Trustee             Since 1991     Retired manufacturing executive.             39            None
295 Hancock Street                                           Director (1983-1995), Executive Vice
Williamstown, MA                                             President (1989-1994) and Senior Vice
Age 74                                                       President, Finance and Administration
                                                             (1983-1989), The Dexter Corporation
                                                             (manufacturer of specialty chemicals
                                                             and materials); Vice Chairman
                                                             (1990-1992), Director (1983-1995),
                                                             Life Technologies, Inc. (life
                                                             science/biotechnology products);
                                                             Director, (1994-1999), The
                                                             Connecticut Surety Corporation
                                                             (insurance); Director (1995-2000),
                                                             Chemfab Corporation (specialty
                                                             materials manufacturer); Director
                                                             (1999-2001), Ravenwood Winery, Inc.;
                                                             Director (1999-2003), Lydall Inc.
                                                             (manufacturer of fiber materials);
                                                             Member, Board of Managers
                                                             (1974-present), six Variable Annuity
                                                             Separate Accounts of The Travelers
                                                             Insurance Company+; Trustee
                                                             (1990-present), five Mutual Funds
                                                             sponsored by The Travelers
                                                             Insurance Company.++

Lewis Mandell             Trustee             Since 1991     Professor of Finance and Managerial          39            Director
160 Jacobs Hall                                              Economics, University at Buffalo                        (2000-present),
Buffalo, NY                                                  since 1998. Dean, School of                             Delaware North
Age 62                                                       Management (1998-2001), University at                        Corp.
                                                             Buffalo; Dean, College of Business                       (hospitality
                                                             Administration (1995-1998), Marquette                      business)
                                                             University; Professor of Finance
                                                             (1980-1995) and Associate Dean
                                                             (1993-1995), School of Business
                                                             Administration, and Director, Center
                                                             for Research and Development in
                                                             Financial Services (1980-1995),
                                                             University of Connecticut; Member,
                                                             Board of Managers (1990-present), six
                                                             Variable Annuity Separate Accounts of
                                                             The Travelers Insurance Company+;
                                                             Trustee (1990-present), five Mutual
                                                             Funds sponsored by The Travelers
                                                             Insurance Company.++

Frances M. Hawk,          Trustee             Since 1991     Private Investor, (1997-present);            39              None
CFA, CFP                                                     Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                                         Management Company, Inc. (investment
Downingtown, PA                                              management); Assistant Treasurer,
Age 57                                                       Pensions and Benefits. Management
                                                             (1989-1992), United Technologies
                                                             Corporation (broad-based designer and
                                                             manufacturer of high technology
                                                             products); Member, Board of Managers
                                                             (1991-present), six Variable Annuity
                                                             Separate Accounts of The Travelers
                                                             Insurance Company+; Trustee
                                                             (1991-present), five Mutual Funds
                                                             sponsored by The Travelers
                                                             Insurance Company.++

----------
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.
* Ms. Forget is an "interested person" by virtue of her position as President of TAMIC.

Effective January 1, 2003, Mr. Knight Edwards retired from his directorship on the Board. He remains as an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting powers.

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, compensation for the Board of Directors and the Committee monitors the performance of legal counsel employed by the Funds and the independent directors. The Nominating and Administration Committee will consider nominee recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2004, the Nominating and Administration Committee met two times.

The Audit Committee monitors the appointment, compensation and termination of the Funds' independent auditors. The Committee also monitors the overall quality of the Funds' financial reports and other financial information, the independence and audit work of the Funds' independent auditors and the Funds' financial reporting policies, practices and internal controls. For the year ended December 31, 2004, the Audit Committee met one time.

For the year ended December 31, 2004, the members of the Nominating and Administration Committee and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk.

COMPENSATION. Members of the Board who are also officers or employees of MetLife or its subsidiaries are not entitled to any fee for their services to the Trust. Effective May 1, 2005, the members of the Board who are not officers or employees of MetLife or its subsidiaries (the "Independent Trustees") receive an annual retainer of $36,000 for service on the Boards of the five mutual funds sponsored by TIC and the six managed separate accounts sponsored by TIC. They also receive a fee of $3,000 for each in-person meeting of such Boards attended and $750 for each telephonic meeting. The Chair of the Audit Committee receives an additional annual fee of $5,000, the Chair of the Nominating and Administration Committee receives an additional fee of $3,000, and the lead Independent Trustee receives an additional fee of $10,000 (when an Independent Trustee assumes the position of lead Trustee). Other than the chairs of the Committees, Trustees do not receive any additional compensation for their committee service. Board Members with 10 years of service may agree to provide services as an emeritus manager at age 72. Upon reaching 80 years of age, a Manager must elect status as an emeritus manager. An emeritus manager will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2004. Mr. Knight Edwards, as emeritus director, was paid $13,760 for the year ended December 31, 2004.

COMPENSATION TABLE.
INTERESTED TRUSTEES

                                                       PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
NAME OF PERSON,               AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART   FUND AND FUND COMPLEX
POSITION                          FROM FUND/(1)/          OF FUND EXPENSES         PAID TO DIRECTORS
---------------------------   ----------------------  ------------------------  -----------------------
Elizabeth Forget                       N/A                      N/A                      N/A
  Chairman and Trustee ....

INDEPENDENT TRUSTEES

                                                       PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
NAME OF PERSON,               AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART   FUND AND FUND COMPLEX
POSITION                          FROM FUND/(1)/          OF FUND EXPENSES          PAID TO DIRECTORS
---------------------------   ----------------------  ------------------------  -----------------------
Robert E. McGill, III         $             2,634.62            N/A             $                68,500/(2)/
 Trustee ...............
Lewis Mandell
 Trustee ...............      $             1,923.08            N/A             $               50,000
Frances M. Hawk, CFA, CFP
 Trustee ...............      $             2,096.15            N/A             $               54,500

----------

(1) No compensation was deferred for any Trustee or Officer under a deferred compensation plan.
(2) Affiliates of the Adviser paid certain meeting fees for the year ended December 31, 2004.

The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the complex of Funds, as of December 31, 2004.

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED
                                                                 INVESTMENT COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF EQUITY SECURITIES IN  DIRECTORS IN FAMILY OF INVESTMENT
TRUSTEE                               THE COMPANY                           COMPANIES
-----------------------    ------------------------------------  ----------------------------------
Elizabeth Forget ......                  None                                  None
Robert E. McGill, III .                  None                                  None
Lewis Mandell .........                  None                                  None
Frances M. Hawk .......                  None                                  None

                                 CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act, the Funds, their investment advisers and subadvisers, and the principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                              DECLARATION OF TRUST

The Trust is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

                          INVESTMENT ADVISORY SERVICES

As described above, the Board monitors the activities of those entities that provide investment management and subadvisory services to the Funds. TIA and TAMIC provide investment supervision to the Funds described herein in accordance with each Fund's investment objectives, policies and restrictions. The advisers' responsibilities generally include the following:

          (1) engaging the services of one or more firms to serve as subadvisers to the Funds;

          (2) reviewing from time to time the investment policies and restrictions of the Funds in light of the Fund's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

          (3) supervising the investment program prepared for the Funds by the subadviser;

          (4) monitoring, on a continuing basis, the performance of the Fund's securities;

          (5) arranging for the provision of such economic and statistical data as the advisers shall determine or as may be requested by the Board; and

          (6) providing the Board with such information concerning important economic and political developments as the advisers deem appropriate or as the Board requests.

THE ADVISERS

TRAVELERS INVESTMENT ADVISER, INC. ("TIA")

TIA manages the investment operations of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Van Kampen Enterprise Portfolio (each, a "TIA Portfolio") pursuant to management agreements entered into by the Trust on behalf of each TIA Portfolio. Effective July 1, 2005, TIA became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TIA was an indirect wholly-owned subsidiary of Citigroup Inc. TIA's principal offices are located at One Cityplace, Hartford, Connecticut, 06103.

TIA and the Trust have entered into a subadvisory agreement with a different subadviser for each TIA Portfolio. Pursuant to each subadvisory agreement, the subadviser is responsible for the day to day operations and investment decisions for the respective Fund and is authorized, in its discretion and without prior consultation with TIA, to: (a) manage the Fund's assets in accordance with the Fund's investment objective(s) and policies as stated in its Prospectus and this SAI; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund.

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC")

TAMIC serves as investment adviser to all of the portfolios not included in the TIA Portfolios (each, a "TAMIC Portfolio"). TAMIC was incorporated in 1978 under the laws of the State of New York. On February 15, 2000, TAMIC was converted into a Delaware Limited Liability Company. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup Inc. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115.

TAMIC and the Trust have entered into subadvisory agreements with different subadvisers for the TAMIC Portfolios. Under the terms of investment subadvisory agreements, each subadviser provides an investment program for the Funds. The subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the particular Fund's investment objective, policies, and restrictions and to the supervision of the Board and TAMIC) and place and execute, in the Fund's name, all orders for the portfolio transactions.

THE SUBADVISERS

For services rendered to the Portfolios, each subadviser charges a fee to TIA and TAMIC. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

A I M CAPITAL MANAGEMENT, INC.
AIM CAPITAL APPRECIATION PORTFOLIO

AIM Capital Appreciation Portfolio is advised by A I M Capital Management, Inc. ("AIM Capital"). AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 and is a wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC.

FEDERATED INVESTMENT MANAGEMENT COMPANY
FEDERATED HIGH YIELD PORTFOLIO

Federated Investment Management Company ("Federated"), a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors, Inc.

Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $179 billion as of December 31, 2004 invested across more than 150 funds under management and/or administration by its subsidiaries, as of December 31, 2004, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
FEDERATED STOCK PORTFOLIO

Federated Equity Management Company of Pennsylvania ("FEMCOPA") serves as subadviser to Federated Stock Portfolio effective January 1, 2004. Prior to January 1, 2004, Federated Investment Management served as the subadviser. Under a subadvisory agreement with TAMIC, Federated continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments.

FIDELITY MANAGEMENT & RESEARCH COMPANY
EQUITY INCOME PORTFOLIO
LARGE CAP PORTFOLIO
STRATEGIC EQUITY PORTFOLIO

Fidelity Management & Research Company ("FMR") serves as the subadviser to Equity Income and Large Cap Portfolios under a subadvisory agreement with TAMIC, and the subadviser to Strategic Equity Portfolio under a subadvisory agreement with TIA. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614. As of March 30, 2004, FMR and its affiliates, Fidelity management & Research (U.K.) Inc. ("FMR U.K."), and Fidelity Management & Research (Far East) Inc. ("FMR Far East") managed over $610 billion in assets. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC"), pursuant to which FMRC has primary responsibility for choosing investments for the Strategic Equity Portfolio.

FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMRC, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where on individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Under a revenue sharing arrangement, in 2003, FMR made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Large Cap Portfolio that it subadvises. Effective January 1, 2004, these payments were discontinued.

FMR SUB-SUBADVISORY ARRANGEMENTS. FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as investment adviser. These subsubadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the subsubadvisory agreements, FMR pays FMR U.K. fees equal to 110% and FMR Far East fees equal to 105% of the costs of providing these services.

The subsubadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to a Fund's average net assets that the subsubadviser manages on a discretionary basis.

SECURITIES TRANSACTIONS. Equity Income and Large Cap Portfolios' subadviser is authorized to apply credits generated from brokerage activity towards third-party research services. The subadviser may place trades with certain brokers with which it is under common control, provided it determines that these affiliates' trade execution abilities, and costs are comparable to those of non-affiliated, qualified brokerage firms. The transaction quality must, however, comply with the requirements of Section 11(a) of the Securities Act of 1934, as amended, which prohibit members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Under the Section 11(a) requirements, the Board has authorized brokers affiliated with the subadviser to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

Equity Income and Large Cap Portfolios' subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the subadviser under which the broker-dealer allocates a portion of the compensation paid by either Fund toward payment of its expenses, such as transfer agent fees or custodian fees.

MONDRIAN INVESTMENT PARTNERS LTD.
MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian Investment Partners Ltd. ("Mondrian") serves as subadviser to the Fund. Mondrian is located at 80 Cheapside, 3rd Floor, London, England, EC2V 6EE. Prior to September 24, 2004, Mondrian was known as Delaware International Advisers Limited. Mondrian manages over $30 billion in international equity and fixed income, primarily for US institutional clients.

Prior to May 1, 2005, Lazard Asset Management LLC was the subadviser to the Fund (formerly, the Lazard International Stock Portfolio).

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
MFS MID CAP GROWTH PORTFOLIO
MFS VALUE PORTFOLIO
MFS TOTAL RETURN PORTFOLIO

Massachusetts Financial Services Company (referred to as "MFS") is the Fund's sub-adviser. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of MFS organization were approximately $146.2 billion as of December 31, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116.

Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate for the portfolios subadvised by MFS, the combined average daily net assets of all three portfolios are used in performing the calculation.

Under a revenue sharing arrangement, in 2003, MFS made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Funds that it subadvises. Effective January 1, 2004, these payments were discontinued.

MERRILL LYNCH INVESTMENT MANAGERS, L.P. ("MLIM")
MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

MLIM was established in 1976 to provide investment products to retail and institutional clients, and is a wholly owned subsidiary of Merrill Lynch & Cp., Inc. ("Merrill Lynch"), whose principal offices are located in Princeton New Jersey. Founded in 1885, Merrill Lynch is a leading global financial management and advisory company. As of December 31, 2004, MLIM had assets under management of approximately $496 billion. Prior to November 17, 2003, MFS was subadviser to the Fund (formerly the MFS Research Portfolio).

PIONEER INVESTMENT MANAGEMENT, INC. ("PIONEER")
PIONEER FUND PORTFOLIO
PIONEER MID CAP VALUE PORTFOLIO
PIONEER STRATEGIC INCOME PORTFOLIO

Pioneer, located at 60 State Street, Boston, MA 02109, serves as the investment subadviser to Pioneer Fund Portfolio since May 1, 2003. Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The firm's U.S. mutual fund history included creating in 1928 one of the first mutual funds. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Prior to May 1, 2003, Smith Barney Fund Management was subadviser to the Pioneer Fund Portfolio (formerly, the Utilities Portfolio).

TIMCO ASSET MANAGEMENT, INC. (FORMERLY "THE TRAVELERS INVESTMENT MANAGEMENT COMPANY") ("TIMCO")
DISCIPLINED MID CAP STOCK PORTFOLIO
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

TIMCO, located at 100 First Stamford Place, Stamford, CT 06902, serves as the investment subadviser to Disciplined Mid Cap Stock Portfolio, and the Style Focus Series Small Cap Growth and Small Cap Value Funds. A registered investment adviser since 1971, TIMCO has been in the investment counseling business since 1967 and renders investment advice to a number of institutional accounts as well as various registered investment companies and insurance company separate accounts that had total assets under management as of December 31, 2004 in excess of $6.2 billion. Subject to the supervision and direction of the Board, TIMCO manages each Fund in accordance with its stated investment objective, policies, and restrictions, makes investment decisions for the Funds, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide the Funds with research services. Effective December 1, 2005, TIMCO became an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to that date, TIMCO was an indirect wholly-owned subsidiary of Citigroup Inc.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
MANAGED ALLOCATIONS SERIES:

AGGRESSIVE PORTFOLIO
MODERATE-AGGRESSIVE PORTFOLIO
MODERATE PORTFOLIO
MODERATE-CONSERVATIVE PORTFOLIO
CONSERVATIVE PORTFOLIO

Deutsche Investment Management Americas Inc., ("DIMA") 345 Park Avenue, New York, NY serves as the subadviser to the Funds listed above. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG - a global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

JANUS CAPITAL MANAGEMENT LLC
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

Janus Capital Management LLC ("Janus") is located at 151 Detroit Street, Denver Colorado. Janus Capital Group Inc., a publicly traded holding company with principal operations in the financial asset management businesses, owns approximately 95% of the outstanding member interests of Janus. Janus also acts as investment adviser to other investment companies not affiliated with these Funds, as well as to individual, corporate, charitable and retirement accounts.

PENDING LEGAL MATTERS
_____________________

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

DREMAN VALUE MANAGEMENT LLC
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

Dreman Value Management LLC ("Dreman"), located at 520 East Cooper Avenue, Aspen, CO, was founded in 1977 and manages over $11 billion dollars for a wide variety of clients including: corporations, foundations, endowments, governments and public agencies, Taft Hartley accounts, high net worth individuals and family offices.

SALOMON BROTHERS ASSET MANAGEMENT, INC.
TRAVELERS QUALITY BOND PORTFOLIO
U.S. GOVERNMENT SECURITIES PORTFOLIO
CONVERTIBLE SECURITIES PORTFOLIO
ZERO COUPON BOND FUND PORTFOLIO
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
TRAVELERS MANAGED INCOME PORTFOLIO

Salomon Brothers Asset Management Inc. ("SaBAM"), located at 399 Park Avenue, New York, New York 10022, was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of June 30, 2005, SaBAM had over $82.8 billion in assets under management. Effective December 1, 2005, SaBAM became an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to that date, SaBAM was an indirect wholly-owned subsidiary of Citigroup Inc.

VAN KAMPEN ASSET MANAGEMENT INC.
VAN KAMPEN ENTERPRISE PORTFOLIO

Van Kampen Asset Management Inc. ("VKAM") is located at 1221 Avenue of the Americas, New York, NY 10020 and is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. VKAM is a diversified asset management company with more than $431 billion under management or supervision as of December 31, 2004.

MANAGEMENT FEES (ADVISORY, SUBADVISORY AND EXPENSE CAPS)

CURRENT FEES

For serving as investment adviser to the portfolios, TAMIC and TIA receive a fee, equal on an annual basis to a percentage of the average daily net assets of each Fund (except the three portfolios subadvised by MFS, which are based on a percentage of the combined average daily net assets of each Fund for which MFS is the subadviser.) Investment advisory fees are computed daily and are paid monthly (except for the Zero Coupon Bond Fund Portfolio advisory fees which are paid weekly). The current investment advisory fees paid to the investment advisers as a percentage of the average daily net assets are shown in the table below. The table also includes the subadvisory fees that the advisers pays each subadviser for services rendered to the Funds. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

The table also shows any expense caps and fee waivers that are in place. Under an Expense Cap Agreement, TAMIC has agreed to reimburse each of the portfolios that it advises (except Travelers Managed Income Portfolio) for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges, taxes and extraordinary expenses, exceeds the expense caps shown below of the Portfolio's average net assets for any year. The adviser may terminate the Expense Cap Agreement upon 60 days' notice, except for the following Funds, where the adviser has a contractual expense cap agreement with the Fund to limit Total Annual Fund Operating Expenses through May 1, 2006: Pioneer Mid Cap Value Portfolio, Managed Allocation Series: Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio, Moderate-Aggressive Portfolio, Moderate-Conservative Portfolio, Style Focus Series: Small Cap Growth Portfolio and Small Cap Value Portfolio.

The advisers have also agreed to waive their fees to the extent the aggregate expenses of each of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, and Salomon Brothers

Strategic Total Return Bond Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed the expense caps shown below of the Portfolio's average net assets for any fiscal year. Each of these voluntary expense limitations shall be in effect until it is terminated by the adviser and notice to shareholders is provided by supplement to the then-current Prospectus or SAI.

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
Convertible Securities      0.60%                       0.25%                       0.80%

Disciplined Mid Cap Stock   0.70%                       0.35%                       0.95%

Equity Income*              0.75% on the first $250     0.45% on the first $250     0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million

Federated High Yield        0.65%                       0.40%                       0.95%

Federated Stock             0.625%                      0.375%                      0.95%

Large Cap*                  0.75% on the first $250     0.45% on the first $250     0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million

Mondrian International      0.775% on the first $100    0.425% on the first $100    1.25%
Stock (formerly Lazard      million; 0.65% over $100    million; 0.30% over $100
International Stock)++      million                     million

MFS Mid Cap Growth*+        0.7775% on the first $600   0.375% on the first $600    1.00%
                            million; 0.7525% on the     million; 0.350% on the
                            next $300 million;          next $300 million;
                            0.7275% on the next $600    0.325% on the next $600
                            million; 0.7025% on the     million; 0.300% on the
                            next $1 billion and         next $1 billion; 0.250%
                            0.6525% over $2.5 billion   over $2.5 billion

MFS Value Portfolio*+       0.750% on the first $600    0.375% on the first $600    1.00%
                            million; 0.725% on the      million; 0.350% on the
                            next $300 million; 0.700%   next $300 million;
                            on the next $600 million;   0.325% on the next $600
                            0.675% on the next $1       million; 0.300% on the
                            billion; 0.625% over $2.5   next $1 billion; 0.250%
                            billion                     over $2.5 billion

Mercury Large Cap Core      0.775% on the first $250    0.35% on the first $250     1.00%
(formerly Merrill Lynch     million; 0.750% on the      million; 0.325% on the
Large Cap Core)*            next $250 million; 0.725%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.700% on the next $1       million; 0.275% on the
                            billion; 0.650% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

Pioneer Fund Portfolio*     0.750% on the first $250    0.375% of the first $250    1.25%

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
                            million; 0.700% on the      million; 0.325% of the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% of the next $500
                            0.650% on the next $1       million; 0.275% of the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

Travelers Quality Bond      0.3233%                     0.20%                       0.75%

U.S. Government Securities  0.3233%                     0.20%                       1.25%

Zero Coupon Bond Fund       0.10%                       0.10%                       0.15%
Portfolio

Style Focus Series: Small   0.825% on the first $50     0.450% on the first $50     1.10%
Cap Value Portfolio         million; 0.800% on the      million; 0.425% on the
                            next $50 million; 0.775%    next $50 million; 0.400%
                            on the next $400 million;   on the next $400 million;
                            0.750% on the next $500     0.375% on the next $500
                            million; 0.725%; over $1    million; 0.350% over $1
                            billion                     billion

Style Focus Series: Small   0.850% on the first $100    0.475% on the first $100    1.10%
Cap Growth Portfolio        million; 0.800% on the      million; 0.425%; on the
                            next $150 million; 0.775%   next $150 million 0.400%
                            on the next $250 million;   on the next $250 million;
                            0.750% on the next $250     0.375% on the next $250
                            million; 0.725% on the      million; 0.350% on the
                            next $250 million; 0.700%   next $250 million; 0.325%
                            over $1 billion             over $1 billion

Pioneer Mid Cap Value       0.750% on the first $250    0.375% on the first $250    1.10%
                            million; 0.700% on the      million; 0.325% on the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.650% on the next $1       million; 0.275% on the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

AIM Capital Appreciation    0.80%                       0.375%                      1.25%
Portfolio

MFS Total Return            0.80% on the first $600     0.375% on the first $600    1.25%
Portfolio*+                 million; 0.775% on the      million; 0.350% on the
                            next $300 million; 0.75%    next $300 million; 0.325%
                            on the next $600 million;   on the next $600 million;
                            0.725% on the next $1       0.300% on the next $1
                            billion; 0.675% in excess   billion; 0.250% in excess
                            of $2.5 billion             of $2.5 billion

Pioneer Strategic Income    0.75%                       0.35%                       1.25%
Portfolio

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
Salomon Brothers            0.80%                       0.375%                      1.50%
Strategic Total Return
Bond Portfolio

Strategic Equity            0.80%                       0.450% on the first $250    1.25%
Portfolio                                               million; 0.400% on the
                                                        next $500 million;
                                                        0.350% over $750 million

Travelers Managed Income    0.65%                       0.30%                       1.25%
Portfolio

Van Kampen Enterprise       0.70%                       0.325%                      1.25%
Portfolio

Conservative Portfolio#     0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate Portfolio#         0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate-Conservative       0.15% on the first $100     TAMIC pays the entire       0.35%
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate-Aggressive         0.15% on the first $100     TAMIC pays the entire       0.35%
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Aggressive Portfolio#       0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

*The advisory and sub-advisory agreements for the portfolios identified by asterisk were amended effective September 1, 2004 (November 1, 2004 for MFS Total Return Portfolio, December 1, 2004 for Pioneer Fund Portfolio) to provide for fee reductions when the average daily net assets of the Funds reach certain asset levels. Fees prior to September 1, 2004 (November 1, 2004 for MFS Total Return Portfolio, December 1, 2004 for Pioneer Fund Portfolio) were as follows:

                                                   SUBADVISORY FEE PAID
                            ADVISORY FEE PAID TO       BY TAMIC TO
                                   TAMIC               SUBADVISER
                            (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
FUND                         DAILY NET ASSETS)       DAILY NET ASSETS)
-------------------------   --------------------   --------------------
Equity Income                               0.75%                  0.45%
Large Cap                                   0.75%                  0.45%
Mondrian International                     0.825%                 0.475%
Stock (formerly Lazard
International Stock)
MFS Mid Cap Growth                          0.80%                 0.370%
MFS Value                                  0.750%                 0.375%
Mercury Large Cap Core                     0.800%                 0.375%
(formerly Merrill Lynch
Large Cap Core)
Pioneer Fund                               0.750%                 0.375%
MFS Total Return                            0.80%                 0.375%

+ The fee schedule stated above for MFS Mid Cap Growth Portfolio went into effect on February 25, 2005. For the MFS portfolios the method of calculating the fee went into effect on February 25, 2005. For the purposes of meeting the various asset levels and determining an effective fee rate for each Fund, the combined average daily net assets of (1) the MFS Mid Cap Growth Portfolio, (2) the MFS Value Portfolio, and (3) the MFS Total Return Portfolio of the Trust is used. Between September 1, 2004 and February 25, 2005, the investment advisory fees for MFS Mid Cap Growth Portfolio were as follows:

Average Daily Net Assets        Advisory Fee
First $600 million                     0.800%
Next $300 million                      0.775%
Next $600 million                      0.750%
Next $1 billion                        0.725%
Over $2.5 billion                      0.675%

++ From September 1, 2004 to May 1, 2005, the advisory fee and subadvisory fee, as a percentage of assets, for the Mondrian International Stock Portfolio (formerly, Lazard International Stock Portfolio) were as follows:

Average Daily Net Assets     Advisory Fee     Subadvisory Fee
First $100 million                  0.825%              0.475%
Next $400 million                   0.775%              0.425%
Next $500 million                   0.725%              0.375%
Over $1 billion                     0.700%              0.350%

# The figures shown in the table above do not include each Fund's share of underlying fund expenses. Because the underlying funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each underlying fund, it is not possible to determine precisely the amount of the underlying Fund expenses that will be borne by each Fund.

The investment advisory fees paid to TAMIC (Smith Barney Fund Management LLC ("SBFM") for Pioneer Fund Portfolio, for 2002) by each Fund for which it acts as investment adviser during the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUNDS                                   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
-----                                   -----------------   -----------------   -----------------
Convertible Securities...............   $         561,951   $         353,452   $         292,925

Disciplined Mid Cap Stock............   $       1,237,113   $         910,327   $         813,596

Equity Income........................   $       2,383,119   $       1,732,205   $       1,487,573

Federated High Yield.................   $         520,768   $         404,314   $         272,519

Federated Stock......................   $         196,073   $         175,132   $         216,557

Large Cap............................   $       1,848,132   $       1,473,633   $       1,611,925

Mondrian International Stock.........   $       1,264,681   $         867,230   $         918,645

MFS Mid Cap Growth...................   $       1,593,939   $       1,275,200   $       1,505,346

MFS Value............................   $         293,439   $         252,534   $         239,112

Mercury Large Cap Core...............   $         920,627   $         855,069   $       1,067,422

Pioneer Fund.........................   $         217,848   $         104,521   $         183,378

Travelers Quality Bond...............   $         642,159   $         688,640   $         582,525

U.S. Government Securities...........   $         680,899   $         770,679   $         550,096

Zero Coupon Bond Fund (Series 2005)..   $           5,282   $           6,840   $           6,090

Travelers Managed Income/(1)/........   $       1,738,738   $       1,493,297   $       1,371,366

     1.   Fiscal Year ends October 31.

The subadvisory fees paid by TAMIC to the respective subadviser for each Fund for the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUNDS                                   DECEMBER 31, 2004   DECEMBER 31, 2003        DECEMBER 31, 2002
-----                                   -----------------   -----------------        -----------------
Disciplined Mid Cap Stock............   $         618,556   $         455,159        $         406,798
Equity Income........................   $       1,403,410   $       1,002,193        $         894,504
Federated High Yield.................   $         316,717   $         239,353        $         167,704
Federated Stock......................   $         117,228   $         103,938        $         129,934
Large Cap............................   $       1,092,489   $         868,599        $         992,245
Mondrian International Stock.........   $         705,410   $         488,248        $         528,917
MFS Mid Cap Growth...................   $         741,211   $         582,713        $         705,631
MFS Value............................   $         144,604   $         123,833        $         119,556
Mercury Large Cap Core...............   $         425,500   $         400,811/(2)/   $         500,354
Pioneer Fund.........................   $         107,093   $          52,260/(3)/   $             N/A/(4)/

     2. Prior to November 17, 2003, MFS served as the subadviser to the Fund. From November 17, 2003 to December 31, 2003, TAMIC paid $14,865 to MILM. For the period ended November 17, 2003 TAMIC paid $385,946 to MFS.
     3. Subadvisery fees paid to Pioneer for the period from May 1, 2003 to December 31, 2003.
     4.   Prior to May 1, 2003 the Fund did not have a subadviser.

The investment advisory fees paid to TIA by each Fund for which it acts as investment adviser during the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUNDS                                   OCTOBER 31, 2004    OCTOBER 31, 2003    OCTOBER 31, 2002
-----                                   -----------------   -----------------   -----------------
Strategic Equity.....................   $       4,309,824   $       4,111,462   $       5,709,381
AIM Capital Appreciation.............   $       1,666,629   $       1,325,641   $       1,695,527
Van Kampen Enterprise................   $         626,777   $         659,761   $         999,136
MFS Total Return.....................   $       8,720,765   $       7,184,052   $       6,883,931
Salomon Brothers Strategic Total
 Return Bond                            $         151,616   $         182,258   $         137,716
Pioneer Strategic Income.............   $         739,126   $         759,584   $         862,138

Under an expense cap agreement, TAMIC has agreed to reimburse each of the portfolios of the Trust for which it serves as adviser (except Travelers Managed Income Portfolio, with which it has a voluntary fee waiver) for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceeds the expense caps shown on the previous table of each Portfolio's average net assets for any year. TAMIC may terminate the agreement with 60 days notice. For the years ended December 31, 2002, 2003, and 2004, the Trust received the reimbursement for certain Portfolios of the Fund from the Company as follows:

FUNDS                                     2004         2003         2002
------                                 ----------   ----------   ----------
Convertible Securities.............    $        0   $        0   $    6,833
Disciplined Mid Cap Stock..........    $        0   $        0   $        0
Equity Income......................    $        0   $        0   $        0
Federated High Yield...............    $        0   $        0   $        0
Federated Stock....................    $        0   $        0   $        0
Large Cap..........................    $        0   $        0   $        0
Mondrian International Stock.......    $        0   $        0   $        0
MFS Mid Cap Growth.................    $        0   $        0   $        0
MFS Value..........................    $   55,171   $   26,185   $   44,292
Mercury Large Cap Core.............    $        0   $        0   $        0
Travelers Quality Bond.............    $        0   $        0   $        0
U.S. Government Securities.........    $        0   $        0   $        0
Zero Coupon Bond Fund (Series 2005)    $   77,605   $   69,291   $   68,397

Under a voluntary fee waiver arrangement, the advisers have agreed to waive their fees to the extent that the aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, for each of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio exceed the expense limits shown on the previous table of each Portfolio's average net assets for the year. Each of these voluntary expense limitations shall be in effect until it is terminated by the adviser and notice to shareholders is provided by supplement to the then-current Prospectus or SAI. For the year ended October 31, 2004, the advisers waived a portion of their fee for the Portfolios of the Fund as follows:

                                                          FISCAL YEAR ENDED
FUNDS                                                      OCTOBER 31, 2004
------                                                    ------------------
Strategic Equity .....................................    $            1,741
AIM Capital Appreciation .............................    $            1,741
Van Kampen Enterprise ................................    $            1,704
MFS Total Return .....................................    $            1,741
Salomon Brothers Strategic Total Return Bond .........    $            1,741
Pioneer Strategic Income .............................    $            1,741
Travelers Managed Income .............................    $            1,741

                             THE PORTFOLIO MANAGERS

AIM CAPITAL APPRECIATION

DESCRIPTION OF COMPENSATION STRUCTURE. AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     . Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     . Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

          High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

     . Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     . Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     . Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Fund is managed by the following portfolio managers from AIM Capital Management, Inc.:

NAME                            BUSINESS EXPERIENCE

Larry Sachnowitz                Senior Portfolio Manager (lead manager), AIM
(since September 16, 2005)      Capital Management, Inc. and/or its affiliates
                                since 1987

Kirk L. Anderson                Portfolio Manager, AIM Capital Management, Inc.
(since September 16, 2005)      and/or its affiliates since 1994

James G. Birdsall               Portfolio Manager, AIM Capital Management, Inc.
(since September 16, 2005)      and/or its affiliates since 1995

Robert J. Lloyd                 Portfolio Manager, AIM Capital Management, Inc.
(since May 1, 2003)             and/or its affiliates since 2000; trader for
                                American Electric Power from 1997 to 2000

                             OTHER MANAGED ACCOUNTS

                            As of September 30, 2005

AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

                                NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
NAME OF PORTFOLIO MANAGER          MANAGER AND TOTAL ASSETS BY CATEGORY
-------------------------    ---------------------------------------------------
Larry Sachnowitz             14 Registered Mutual Funds with $19,111,981,950 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

Kirk L. Anderson             15 Registered Mutual Funds with $13,037,601,113 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

James G. Birdsall            13 Registered Mutual Funds with $13,035,932,377 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

Robert J. Lloyd              6 Registered Mutual Funds with $9,789,085,540 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

----------
1 These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

     . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds it manages have adopted procedures for allocating portfolio transactions across multiple accounts.

     . With respect to securities transactions for the Fund, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the funds managed by it have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CONVERTIBLE SECURITIES, TRAVELERS QUALITY BOND, U.S. GOVERNMENT SECURITIES, ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005), SALOMON BROTHERS STRATEGIC TOTAL RETURN AND TRAVELERS MANAGED INCOME

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date SaBAM became an indirect wholly owned subsidiary of Legg Mason. SaBAM and all portfolio management personnel have retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

PORTFOLIO MANAGER COMPENSATION. Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the Fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

POTENTIAL CONFLICTS OF INTEREST. Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund.

The CAM has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for its investment advisers and the individuals that they employ. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Convertible Securities Portfolio is co-managed by Peter Luke and Kent Bailey. Mr. Luke is a director of SaBAM and is the senior portfolio manager for convertible strategies and a sector manager for balanced strategies. He has 38 years of industry experience. Prior to joining SaBAM in July 2001, he was the convertibles portfolio manager at General Motors Investment Management Corp. Mr. Bailey is a vice president at SaBAM and is a co-manager for convertible strategies and a sector manager for balanced strategies. He has seven years of industry experience and joined SaBAM in April 2001. Prior to joining SaBAM in April 2001, he worked as a convertible analyst at Morgan Stanley.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                     September 30, 2005      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
P. Luke             a) 2                   a) $ 130,755,346        0
                    b) 0                   b) 0
                    c) 2                   c) $ 785,690,108

K. Bailey           a) 2                   a) $ 130,755,346        0
                    b) 0                   b) 0
                    c) 2                   c) $ 785,690,108

Gene Collins is the Portfolio Manager of the Travelers Quality Bond Portfolio, the U.S. Government Securities Portfolio and the Zero Coupon Bond Fund. Mr. Collins is a managing director of SaBAM and is a senior portfolio manager responsible for managing U.S. investment grade portfolios. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Fund                 (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Travelers Quality   a) 0                   a) 0                    a) None
Bond                b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

U.S. Government     a) 0                   a) 0                    a) None
Securities          b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

Zero Coupon Bond    a) 0                   a) 0                    a) None
                    b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

Salomon Brothers Strategic Total Return Bond Portfolio is managed by David Scott, Roger Lavan and Peter Wilby.

David Scott, FIA
Managing Director

Head of Traditional Investment Group responsible for the traditional global bond product
22 years of industry experience
Joined SaBAM Limited in April 1994
Salomon Brothers Asset Management Limited Investment Policy Committee Member J.P. MORGAN INVESTMENT MANAGEMENT - responsible for global and non-dollar portfolios
MERCURY ASSET MANAGEMENT - responsible for captive insurance portfolios and products
THE WYATT COMPANY - Consultant, advising companies on pension and employee related benefit issues
Fellow of the Institute of Actuaries
BSc in Mathematics and Economics from Nottingham University

Roger M. Lavan, CFA
Managing Director

Senior Portfolio Manager responsible for U.S. Governments, mortgage and asset-backed securities
20 years of industry experience
Joined Salomon Brothers Asset Management Inc in May 1990
Salomon Brothers Asset Management Investment Policy Committee Member
SALOMON BROTHERS INC - research and analyst of institutional investment grade fixed income portfolios
Member, CFA Institute
Member of the New York Society of Security Analysts
BS in Management from the State University of New York and MBA from Fordham University

Peter J. Wilby, CFA
Managing Director, Chief Investment Officer - North American Fixed Income

Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios Salomon Brothers Asset Management Investment Policy Committee Member
22 years of industry experience
Joined Salomon Brothers Asset Management Inc in 1989
PRUDENTIAL INVESTMENT CO. - Fixed Income Portfolio Manager specializing in high yield debt securities;
Director of credit research unit, responsible for all corporate and sovereign credit research; credit Analyst
Certified Public Accountant
Member, Citigroup Asset Management Executive Committee
Member, New York Society of Security Analysts
Member, Council on Foreign Relations
Member, CFA Institute
BBA and MBA in Accounting from Pace University


                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
D. Scott            a) 5                   a) 1.75 billion         0
                    b) 20                  b) 1.41 billion
                    c) 24                  c) 3.13 billion

R. Lavan            a) 16                  a) 6.89 billion         0
                    b) 4                   b) 0.40 billion
                    c) 4                   c) 1.87 billion

P. Wilby            a) 33                  a) 18.61 billion        0
                    b) 15                  b) 1.91 billion
                    c) 47                  c) 7.79 billion

TRAVELERS MANAGED INCOME PORTFOLIO

Travelers Managed Income Portfolio is co-managed by Gene Collins and Kurt Lin.

Gene Collins
Senior Vice President

Senior portfolio manager responsible for managing U.S. investment grade portfolios 32 years of industry experience, in a broad base of domestic and foreign fixed income, mortgage backed, equity, and derivative securities Member of The Bond Club of New York
MA in Economics from the University of Toledo; studied for a PhD at the University of Rochester in Economics

Kurt Lin
Vice President

Senior Portfolio Manager responsible for managing U.S. investment grade portfolios and structured products
In addition to portfolio management, Kurt trades corporate bonds, derivatives and currencies
Joined the firm in 1997
SMITH BARNEY - senior derivatives trader
CITIBANK - traded interest rate derivatives for five years
BANK OF MONTREAL as a derivatives salesperson
BS in Economics and an MBA in Finance from New York University

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
G. Collins          a) 4                   a) 0.52 billion         0
                    b) 0                   b) 0
                    c) 16                  c) 2.88 billion

K. Lin              a) 4                   a) 0.52 billion         0
                    b) 2                   b) 0.06 billion
                    c) 10                  c) 2.81 billion

As of November 2005, none of the Portfolio Managers of the Funds held any shares in any of the Funds.

FEDERATED HIGH YIELD PORTFOLIO

Mark E. Durbiano serves as the portfolio manager to Federated High Yield Portfolio. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of a Federated affiliate since January of 1996. Mr. Durbiano is a Chartered Financial Analyst.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are:
Leadership/Teamwork/Communication, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. The Balanced Scorecard IPP score is calculated with an equal weighting of each included account managed by the portfolio manager. Mr. Durbiano is a member of an Investment Team that establishes guidelines on various performance drivers (e.g., currency, duration, sector) for Taxable Fixed Income funds. A portion of the Investment Product Performance score is determined by Federated senior management's assessment of the team's contribution.

Nathan H. Kehm became the Fund's portfolio's manager on May 1, 2001. Mr. Kehm joined Federated in December 1997 as an Investment Analyst. He was promoted to Assistant Vice President and Senior Investment Analyst of the Fund's sub-adviser in January 1999 and to Vice President in January 2001. Mr. Kehm served as a Relationship Manager structuring financing transactions with Mellon Bank, N.A. from August 1993 to

December 1997. Mr. Kehm is a Chartered Financial Analyst. He earned his M.B.A. from the University of Pittsburgh.

Nathan Kehm is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are five weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Research Performance, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. Kehm is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Investment Product Performance score is calculated with an equal weighting of: each account managed by the portfolio manager, as well as certain additional accounts for which Mr. Kehm provides research and analytical support.


                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Mark Durbiano*      a) 8 funds             a) $4,339.09 million    *None of the Accounts has
                                                                   an advisory fee that is
                    b) 3 portfolios        b) $462.95 million      based on the performance of
                                                                   the account.
                    c) 4 accounts          c) $166.17 million

Nathan H. Kehm*     a) 7 funds             a) $4,213.88 million    *None of the Accounts has
                                                                   an advisory fee that is
                    b) 1 fund              b) $59.82 million       based on the performance of
                                                                   the account.
                    c) 2 accounts          c) $126.80 million

* Dollar value range of shares owned in the Fund: none.

FEDERATED STOCK PORTFOLIO

Kevin R. McCloskey is the portfolio manager of the fund. William Dierker is named as the back-up portfolio manager of the Fund and is not responsible for day-to-day management of the Fund.

Kevin R. McCloskey joined Federated in 1999 as a Portfolio Manager and a Vice President. Previously, Mr. McCloskey served as a Portfolio Manager and investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst.

Kevin McCloskey is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced
Scorecard: Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Customer Satisfaction, and Financial Success. The total Balanced

Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. McCloskey is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager. The Investment Product Performance score can be reduced based on management's assessment of the Fund's comparative risk profile.

William Dierker, the back-up portfolio manager, joined Federated in 2004 and served as a senior portfolio manager and managing director at Banc One Investment Advisers from April 2003 to September 2004. From 1998 to 2003, Mr. Dierker served in various investment roles with Nationwide Insurance Enterprise. Mr. Dierker is a Chartered Financial Analyst.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Kevin McCloskey*    a) 2 funds             a) $1,681.40 million    None of the Accounts has an
                                                                   advisory fee that is based
                    b) 0                   b) None                 on the performance of the
                                                                   account.
                    c) 8 accounts          c) $300.83 million

* Dollar value range of shares owned in the Fund: none.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers U.S. Corporate High Yield Bond Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing a fund for less than five years; funds with less than one year of performance history are excluded.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Research performance focuses on the quality of security recommendations, timeliness and other qualitative factors and is assessed by the Chief Investment Officer and other managers in the portfolio manager's group.

Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's Department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

FMR PORTFOLIOS: EQUITY INCOME PORTFOLIO, LARGE CAP PORTFOLIO AND STRATEGIC EQUITY PORTFOLIO

The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 3000 Value (for the Equity Income Portfolio) and the S&P 500 Index, and the fund's pre-tax investment performance within the Lipper Equity Income Objective (for the Equity Income Portfolio) and the Lipper Growth (VIP) Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

Stephen Dufour is the portfolio manager of Equity Income Portfolio and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Dufour as of December 31, 2004:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  5                       0                     19

NUMBER OF ACCOUNTS MANAGED WITH             0                       0                      0
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            14,216                   720                    159
(IN MILLIONS)

ASSETS MANAGED WITH                         0                       0                      0
PERFORMANCE-BASED ADVISORY FEES

* Includes Equity Income Portfolio.

The dollar range of shares of Equity Income Portfolio beneficially owned by Mr. Dufour as of December 31, 2004 was $0.

Bahaa Fam is the portfolio manager of Large Cap Portfolio and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Fam as of January 31, 2005:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  3                       2                      19

NUMBER OF ACCOUNTS MANAGED WITH             2                      none                   none
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            $132                     $372                   $162
(IN MILLIONS)

ASSETS MANAGED WITH                       $127                     none                   none
PERFORMANCE-BASED ADVISORY FEES

The dollar range of shares of Large Cap Portfolio beneficially owned by Mr. Fam as of May 2, 2005 was $0.

Adam Hetnarski is the portfolio manager of Strategic Equity Portfolio and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Hetnarski as of October 31, 2004:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  3                        0                     0

NUMBER OF ACCOUNTS MANAGED WITH             1                        0                     0
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            6,310                      0                     0
(IN MILLIONS)

ASSETS MANAGED WITH                        530                       0                     0
PERFORMANCE-BASED ADVISORY FEES

* Includes Strategic Equity Portfolio ($508.9 million in assets).

As of October 31, 2004, Mr. Hetnarski was the beneficial owner of no shares of Strategic Equity Portfolio.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Since May 1, 2005, when Mondrian assumed sub-advisory responsibility for the Fund, Ms. Fiona A. Barwick, Ms. Elizabeth A. Desmond, Mr. Clive A. Gillmore, Mr. Nigel G. May, and Mr. David G. Tilles serve as the Fund's portfolio managers.

Ms. Barwick, Director of Regional Research joined Mondrian in 1993 to cover the Pacific Basin markets. Prior to joining Mondrian, she spent three years at Touche Remnant & Co., in London as an assistant portfolio manager and research analyst.

Ms. Desmond, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd.

Mr. Clive Gillmore, Deputy Managing Director joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd.

Mr. Nigel May, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian he had been with Hill Samuel Investment Management Ltd. for five years.

Mr. David G. Tilles, Chief Investment Officer joined Mondrian in 1990 as managing director and chief investment officer. Prior to joining Mondrian, he spent sixteen years with Hill Samuel Investment Management Ltd. serving in a number of investment capacities.

Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary - All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3. Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Scheme

All portfolio managers are members of the Mondrian defined contribution pension scheme where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Scheme is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Scheme provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Fiona Barwick       a) 2                   a) $1,595 million       **
                    b) 0                   b) $0 million
                    c) 10                  c) $1,952 million

Elizabeth Desmond   a) 12                  a) $3,054 million       **
                    b) 3                   b) $1,232 million
                    c) 13                  c) $5,725 million

Clive Gillmore      a) 12                  a) $4,570 million       **
                    b) 0                   b) $0 million
                    c) 14                  c) $1,504 million

Nigel May           a) 6                   a) $2,597 million       **
                    b) 0                   b) $0 million
                    c) 18                  c) $5,825 million

David Tilles        **                     **                      **

** Please note that Mondrian Investment Partners Limited implements common strategies and holdings that are applied to all similar mandates. Though accounts have named portfolio managers the strategy followed reflects the inputs from the entire team of investment professionals and resultant portfolios consistently follow these recommendations. David Tilles, as Chief Investment Officer, has overall responsibility for monitoring consistency. This process seeks to ensure commonality between funds and timely implementation and maintenance of all accounts.

In turn compensation for individual investment professionals is part of company wide team compensation and is not directly related to individual portfolios but is linked primarily to an individual's contribution to the overall research process. Performance, together with the number of accounts and assets in accounts, affect the bonus pool for the whole team of investment professionals and do not directly affect compensation of individuals.

MFS MID CAP GROWTH PORTFOLIO

A team of portfolio managers has managed the Fund since 2002. The team is currently comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman, a Vice President of MFS. Mr. Sette-Ducati has been employed in the investment management area of MFS since 1995 and been managing the Fund since 2001. Mr. Fischman has been employed in the investment management area of MFS since 2000 and managing the Fund since 2002. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
David Sette-Ducati  a) 14                  a) $11,692,151,585      a) None
                    b) 0                   b) 0                    b) None
                    c) 6                   c) $119,356,221         c) None

Eric Fischman       a) 13                  a) $11,326,129,985      a) None
                    b) 0                   b) 0                    b) None
                    c) 1                   c) $35,101,489          c) None

MFS VALUE PORTFOLIO

The Fund is managed by Steven R. Gorham, a Senior Vice President of the adviser. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Steven Gorham       a) 23                  a)$30,440,856,090       a) None
                    b) 3                   b)$668,040,520          b) None
                    c) 25                  c)$3,678,416,023        c) None

MFS TOTAL RETURN PORTFOLIO

The Fund is managed by a team of portfolio managers comprised of Brooks Taylor, Senior Vice President of the adviser and lead portfolio manager, Alan Langsner, Vice President of the adviser, Kenneth Enright, Senior Vice President of the adviser, Michael Roberge, Executive Vice President of the adviser, Steven R. Gorham, a Senior Vice President of the adviser, Richard Hawkins, Senior Vice President of the adviser, and William Douglas, Vice President of the adviser. Brooks Taylor has been portfolio manager of the fund since 2004 and has been employed in the investment management area of the adviser since 1996. Mr. Langsner has been a portfolio manager of the fund since 2004 and has been employed in the investment management area of the adviser since 1999. Mr. Enright has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of the adviser since 1986. Mr. Roberge has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1996, and was promoted to Chief Fixed Income Officer and Director of Fixed Income Portfolio Management in 2004. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Hawkins has been a portfolio manager of the fund since 2005 and has been employed in the investment management area of the adviser since 1988. Mr. Douglas joined the investment management area of the adviser as portfolio manager in 2004. Prior to joining MFS, Mr. Douglas was Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP.

                         Registered Investment       Other Pooled Investment
                              Companies                     Vehicles                   Other Accounts
                      ----------------------------   --------------------------   ---------------------------
                       Number of     Total Asset*    Number of    Total Assets    Number of     Total Assets
Portfolio Manager      Accounts          $           Accounts          $          Accounts           $
------------------    -----------   --------------   ---------   --------------   ----------   --------------
Alan Langsner             17        26,507,068,969     None                   0      None                   0

Brooks Taylor              8        22,441,878,093     None                   0      None                   0

Kenneth Enright           17        26,507,068,969     None                   0       1         1,005,322,940

Michael Roberge           11        24,218,140,884      1            46,107,249       2            65,238,336

Steven Gorham             22        33,000,913,467      2           919,879,417       24        3,555,978,497

Richard O. Hawkins        11        24,614,512,091     None                   0      None                   0

William Douglas            8        22,441,878,093     None                   0      None                   0

*Includes the Fund

With respect to the accounts identified in the table above, Steven Gorham manages 2 pooled investment vehicles and 24 other accounts with assets totaling $919 million and $3.6 billion, respectively, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

No portfolio manager owns any shares of the Fund.

COMPENSATION. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

BASE SALARY. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

PERFORMANCE BONUS. Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms.

The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Potential Conflicts of Interest. MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

The Fund is managed by Bob Doll. Since September of 2001, Mr. Doll has been President and Chief Investment Officer of MLIM. He is also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and serves as Senior Portfolio Manager of the Merrill Lynch Large Cap Series Funds.

Mr. Doll joined Merrill Lynch in June 1999 as Chief Investment Officer for Equities and was promoted to the position of Global Chief Investment Officer in November 1999. Mr. Doll has been manager of the Merrill Lynch Large Cap Core Fund of the Merrill Lynch Large Cap Series, which is managed in a substantially similar manner to the proposed new objective and strategies for the Fund, since its inception in December 1999.

Prior to joining Merrill Lynch, Mr. Doll was Chief Investment Officer of OppenheimerFunds, Inc., where he directed a 100-member-plus investment staff managing the firm's $100 billion in assets. He was also a member of that firm's Executive Committee.

Mr. Doll has bachelor's degrees in Accounting and Economic and master's in Business Administration. He is a CFA charter holder and a Certified Public Accountant.

Number of Other Accounts Managed
by Manager(s) as of December 31,
2004 by Type of Account: (a)            Assets in Other Accounts Managed by          For Accounts Listed Where the Manager's
Registered Investment Company; (b)      Manager by Type of Account: (a) Registered   Compensation is Based on the Account's
Other Pooled Investment Vehicles; (c)   Investment Company; (b) Other Pooled         Performance, the Number of Accounts
Other Accounts.                         Investment Vehicles; (c) Other Accounts      and Assets in the Accounts
-------------------------------------   ------------------------------------------   ---------------------------------------
a) 13                                   a) $5,439,585,763                            a) 0

b) 3                                    b) $794,620,067                              b) 0

c) 2                                    c) $134,765,032                              c) 0

The portfolio manager owned no shares of the fund as of the fiscal year December 31, 2004.

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

COMPENSATION PROGRAM: The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

BASE SALARY: Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

PERFORMANCE-BASED COMPENSATION: MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

CASH BONUS: Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

STOCK BONUS: A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

OTHER BENEFITS: Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

POTENTIAL MATERIAL CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by MLIM, L.P. and its affiliates, including other client accounts managed by a portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM, L.P. and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of MLIM, L.P. and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM, L.P. to be equitable to each. MLIM, L.P. will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a portfolio. Purchase and sale orders for the Fund may be combined with those of other clients of MLIM, L.P. and its affiliates in the interest of achieving the most favorable net results to the Fund.

To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) MLIM, L.P. may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) a member of a portfolio management team owns an interest in one fund or account he or she manages and not another.

PIONEER FUND PORTFOLIO

Day-to-day management of the Fund is the responsibility of John A. Carey, portfolio manager and Walter Hunnewell, Jr,. assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Additionally, the portfolio managers may draw upon research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey joined Pioneer as an analyst in 1979 and is currently director of portfolio management and an executive vice president. Mr. Hunnewell is a vice president and joined Pioneer in 2001. He has been an investment professional since 1985, serving as an independent manager and fiduciary of private asset portfolios from 2000 to 2001 and as an analyst with Putnam Investments from 1994 to 1999.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
John Carey            a) 6                  a) $9,258,163,000          None              a) 1           a) $7,238,272,000
                      b) 2                  b) $678,541,000                              b) 0           b) $
                      c) 8                  c) $262,534,000                              c) 0           c) $

Walter Hunnewell      a) 6                  a) $9,258,163,000          None              a) 1           a) $7,238,272,000
                      b) 2                  b) $678,541,000                              b) 0           b) $
                      c) 10                 c) $263,319,000                              c) 0           c) $

The portfolio managers owned no shares of the Fund as of December 31, 2004.

PIONEER MID CAP VALUE PORTFOLIO

J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager, are responsible for the day-to-day management of the Fund. A team of experienced equity portfolio managers and analysts supports them. Mr. Wright and Mr. Gavin may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited, based in Dublin, Ireland. Mr. Wright joined Pioneer in 1994 and has been an investment professional since 1988. Mr. Gavin joined Pioneer in 2002 and has been an investment professional since 1998.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
J. Rodman Wright      a) 4                  a) $5,001,608,000          None              a) 2           a) $6,368,549,000
                      b) 2                  b) $699,182,000                              b) 0           b) 0
                      c) 4                  c) $37,217,000                               c) 0           c) 0

Sean Gavin            a) 1                  a) $845,818,000            None              a) 1           a) $2,223,727,000
                      b) 2                  b) $699,182,000                              b) 0           b) 0
                      c) 2                  c) $91,900                                   c) 0           c) 0

The portfolio managers owned no shares of the Fund as of December 31, 2004.

PIONEER STRATEGIC INCOME PORTFOLIO

Day-to-day management of the fund's portfolio is the responsibility of Kenneth
J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of

December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
Kennet Taubes         a) 3                  a) $605,981,000            None              0              N/A
                      b) 1                  b) $240,223,000
                      c) 5                  c) $20,091,850


The portfolio manager owned no shares of the Fund as of December 31, 2004.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PIONEER FUND, PIONEER MID CAP VALUE, PIONEER STRATEGIC INCOME

POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

DISCIPLINED MID CAP PORTFOLIO AND STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date TIMCO became an indirect wholly owned subsidiary of Legg Mason. TIMCO and all portfolio management personnel have retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

TIMCO employs a team approach to portfolio management. Daniel Willey is the lead portfolio manager for the team. Dan has been with the firm for 10 years and has 25 years of experience. He is supported on the portfolio management and implementation team by John Lau, Louis Scott, Alex Romeo and Ethan Madson. Alex Romeo serves as a principal portfolio manager for the Disciplined Mid Cap Portfolio and John Lau serves as a principal portfolio manager for the Small Cap Value Portfolio and Small Cap Growth Portfolio. A team of researchers, led by Lillyn Teh, PHD, CFA, Director, Head of Quantitative Research, supports the efforts of the portfolio management team.

Every member of the team is actively involved in the management of client portfolios. The individuals listed below focus solely on quantitative portfolio management of U.S. equity strategies. The efforts of the implementation team tends to get divided across our large, mid and small cap strategies, whereas the entire focus of the research team is to enhance the stock selection and portfolio construction models which are used in all mandates. Please refer to the table and biographical information below for details on the U.S. Quantitative Equity investment professionals.

Portfolio Management and Trading


                                             Years with   Years in     Years of
Name               Title/Responsibilities      Firm      Position    Experience
----------------   -----------------------  -----------  ----------  -----------
Dan Willey         Director , President &        10          10          25
                   CEO/Senior Portfolio
                   Manager

John Lau, CFA      Director / Portfolio          9           9           10
                   Manager

Alex Romeo, CFA    Vice President /              6           6           6
                   Portfolio Manager

DANIEL WILLEY
Director, President of TIMCO Asset Management, Inc. (TIMCO)
..Responsible for all investment activities including, portfolio management, research and trading
..25 years of industry experience
..Joined TIMCO in 1994
..TIMCO - Portfolio Manager and Head Equity Trader for quantitative equity strategies
..SHAWMUT NATIONAL BANK - Head Equity Trader
..OFFICE OF THE TREASURER FOR THE STATE OF CONNECTICUT - Head Equity Trader ..BANK OF NEW ENGLAND - head trader, portfolio manager, research analyst ..TUCKER ANTHONY - Registered Representative
..BLYTH EASTMAN DILLION - Registered Representative
..Member of the Security Traders Association of Connecticut
..BA from St.Mary's Seminary University

JOHN LAU, CFA
Director
..Portfolio Manager for equity strategies; has had numerous responsibilities including portfolio management, research, trading, and new product development. ..10 years of experience
..Joined TIMCO in 1995

..United Technologies Pratt & Whitney Aircraft Engines - senior design engineer responsible for design simulation projects
..Member, Association for Investment Management & Research (AIMR)
..Member, American Finance Association
..Member, New York Society of Financial Analysts
..NASD Licensed (Series 3, Series 7 and Series 63)
..MBA from Columbia University; MS in Engineering from the University of California at Berkeley; BS in Engineering from the University of Michigan

ALEXANDER ROMEO, CFA
Vice President
..Quantitative Analyst for equity strategies responsible for developing stock selection models, risk management and trading strategies; primary focus is on the development of simulations, models and backtests to evaluate earnings, valuation and pricing signals.
..6 years of experience
..Joined TIMCO in 1998
..General Dynamics - Systems Engineer
..Structured Technology Corporation - Software Developer
..End2End - Program Manager
..Member, Association of Investment Management and Research (AIMR)
..Member, Stamford Society of Investment Analysts, Inc. (SSIA)
..NASD Licensed (Series 3, Series 7 and Series 63)
..MBA from Rensselaer Polytechnic Institute; MS in Engineering from the University of Texas at Arlington; BS in Engineering from the Massachusetts Institute of Technology

PORTFOLIO MANAGER COMPENSATION. Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

                                                                Assets in Other Accounts
                               Number of Other Accounts          Managed by Manager by
                             Managed by Manager(s) as of          Type of Account: (a)      For Accounts Listed Where the
                            December 31, 2004 by Type of         Registered Investment        Manager's Compensation is
                          Account: (a) Registered Investment       Company; (b) Other          Based on the Account's
                              Company; (b) Other Pooled             Pooled Investment        Performance, the Number of
                            Investment Vehicles; (c) Other        Vehicles; (c) Other        Accounts and Assets in the
Portfolio Manager                     Accounts.                        Accounts                      Accounts
----------------------    ----------------------------------   --------------------------   -----------------------------
Dan Willey                a) 13                                a) $4,659,389,093            a) 0

Disciplined Mid Cap       b) 0                                 b) 0                         b) 0

                          c) 11                                c) $1,360,007,279            c) 0

Alexander Romeo           a) 3                                 a) $1,116,733,093            a) 0

Disciplined Mid Cap       b) 0                                 b) 0                         b) 0
Account MDEF
                          c) 0                                 c) 0                         c) 0

Dan Willey                a) 14                                a) $4,845,590,093            a) 0

New Small Cap Growth &    b) 0                                 b) 0                         b) 0
New Small Cap Value
                          c) 11                                c) $1,360,007,279            c) 0

John Lau                  a) 5                                 a) $2,611,931,128            a) 0

New Small Cap Growth &    b) 0                                 b) 0                         b) 0
New Small Cap Value
                          c) 8                                 c) $1,171,462,578            c) 0

MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO, MODERATE-AGGRESSIVE, MODERATE, MODERATE-CONSERVATIVE, CONSERVATIVE PORTFOLIOS

Robert Wang, Inna Okounkova, Christine Johnson and Joe Wang serve as the Portfolio Managers.

Robert Wang, Managing Director, Senior portfolio. Manager for global asset allocation and global quantitative equity products responsible for implementation, risk control and product management; member of the DeAM Americas Investment Committee and DeAM Global IGAP Oversight Committee: New York. Joined the Company in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products. BS in economics from The Wharton School, University of Pennsylvania

Christine Johnson, CFA Director. Product specialist for Advanced Research and Quantitative Strategies: New York. Joined the Company in 1993, formerly serving as a relationship manager for institutional clients, a senior consultant in the Asset Consulting group, and as a performance analyst. BA from Pace University; MBA from Fordham University

Inna Okounkova, Director. Global Asset Allocation portfolio manager: New York. Joined the Company in 1999 as quantitative analyst, becoming associate portfolio manager in 2001. MS from Moscow State University; MBA from University of Chicago Graduate School of Business.

Joe Wong, CFA, Vice President. Quantitative analyst for the Advanced Research and Quantitative Strategies Group: New York. Joined the Company in 1997, previously serving as quantitative analyst in Sydney office, after 5 years of experience as consultant to Equitilink Investment Management and quantitative analyst at Macquarie Investment Management Ltd. BEc from Macquarie University, Australia; MComm from University of NSW, Australia

PORTFOLIO MANAGER COMPENSATION. The Subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

     . Scudder Investments' performance and the performance of Deutsche Asset Management;

     . Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

     . Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

CONFLICTS OF INTEREST. In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                   NUMBER OF
                                                  INVESTMENT
                   NUMBER OF     TOTAL ASSETS       COMPANY     TOTAL ASSETS OF
                   REGISTERED   OF REGISTERED    ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO  INVESTMENT     INVESTMENT      PERFORMANCE-     BASED FEE
MANAGER            COMPANIES      COMPANIES        BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ----------------
Janet Campagna     34          2,928,736,703.34  0              0

Robert Wang        34          2,928,736,703.34  0              0

Inna Okounkova     12          754,902,261.70    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                   NUMBER OF
                                                    POOLED
                                                  INVESTMENT
                   NUMBER OF     TOTAL ASSETS       VEHICLE     TOTAL ASSETS OF
                     POOLED       OF POOLED      ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO  INVESTMENT     INVESTMENT      PERFORMANCE-     BASED FEE
MANAGERS            VEHICLES      VEHICLES         BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ----------------
Janet Campagna     7           478,714,795.70    0              0

Robert Wang        7           478,714,795.70    0              0

Inna Okounkova     2           317,196,143.87    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

OTHER ACCOUNTS MANAGED:

                                                   NUMBER OF
                                                     OTHER      TOTAL ASSETS OF
                   NUMBER OF                     ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO    OTHER     TOTAL ASSETS OF    PERFORMANCE      BASED FEE
     MANAGER        ACCOUNTS    OTHER ACCOUNTS     BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ---------------
Janet Campagna     40          6,692,460,383.69  3              79,719,403.54

Robert Wang        40          6,692,460,383.69  3              79,719,403.54

Inna Okounkova     8           408,569,683.42    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

The portfolio managers owned no shares of the fund as of December 31, 2004.

SMALL CAP GROWTH PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

On behalf of Janus Captial Management LLC, ("Janus") Mr. William H. Bales serves as the portfolio manager for the Fund. Mr. Bales has been a co-portfolio manager at Janus since 1997 and a portfolio manager since 2000. Mr. Bales joined Janus in 1991 and was a research co-analyst from 1993 to 1997.

                                                                Assets in Other Accounts
                               Number of Other Accounts          Managed by Manager by
                             Managed by Manager(s) as of          Type of Account: (a)      For Accounts Listed Where the
                            December 31, 2004 by Type of         Registered Investment        Manager's Compensation is
                          Account: (a) Registered Investment       Company; (b) Other          Based on the Account's
                              Company; (b) Other Pooled             Pooled Investment        Performance, the Number of
                            Investment Vehicles; (c) Other        Vehicles; (c) Other        Accounts and Assets in the
Portfolio Manager                     Accounts.                        Accounts                      Accounts
----------------------    ----------------------------------   --------------------------   -----------------------------
TIMCO (see information
under Disciplined Mid
Cap above)

Janus - William H. Bales  a) 2                                 a) $1,650,635,355

                          b) 0                                 b) none

                          c) 0                                 c) None

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

COMPENSATION: The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted

Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Small-Cap Growth Funds.

SMALL CAP VALUE PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

The Fund is managed by the following portfolio managers from Dreman Value
Management:

                    LENGTH OF INVESTMENT
NAME & TITLE        EXPERIENCE             BUSINESS EXPERIENCE

David Dreman,       Over 30 Years          Chairman & Chief Investment
Portfolio Manager                          Officer of Dreman Value
                                           Management LLC & predecessor
                                           Firms since 1977

Nelson Woodard      Over 20 Years          Managing Director and Senior
Portfolio Manager                          Portfolio
                                           Manager of Dreman Value
                                           Management LLC since 2001

PORTFOLIO MANAGERS COMPENSATION - DREMAN VALUE MANAGEMENT LLC:

The Funds have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor's profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

     (i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

     (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

     (iii)Performance of the Fund's portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

          (i) Ability to work well with other members of the investment professional team and mentor junior members

          (ii) Contributions to the organizational overall success with new product strategies

          (iii)Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

The following table identifies the fund's portfolio manager(s); their role in managing the portfolio; their length of investment experience and business experience over the last five years.

FUND OWNERSHIP BY PORTFOLIO MANAGERS: The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund or its affiliates, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of February 28, 2005.

NAME OF PORTFOLIO   DOLLAR RANGE OF FUND  DOLLAR RANGE OF SCUDDER FUND
     MANAGER            SHARES OWNED             SHARES OWNED

David N. Dreman             None                    None

Nelson Woodard              None                    None

CONFLICTS OF INTEREST: In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                  NUMBER OF
                                                 INVESTMENT
                    NUMBER OF  TOTAL ASSETS OF     COMPANY     TOTAL ASSETS OF
                   REGISTERED    REGISTERED     ACCOUNTS WITH   PERFORMANCE
NAME OF PORTFOLIO  INVESTMENT    INVESTMENT      PERFORMANCE     BASED FEE
    MANAGER        COMPANIES     COMPANIES        BASED FEE      ACCOUNTS

David N. Dreman       13        $9.0 billion        None           None

Nelson Woodard         2        $2.9 billion        None           None

OTHER POOLED INVESTMENT VEHICLE MANAGED:

                                                  NUMBER OF
                                                   POOLED
                   NUMBER OF   TOTAL ASSETS OF   INVESTMENT    TOTAL ASSETS OF
                     POOLED        POOLED       VEHICLES WITH   PERFORMANCE
NAME OF PORTFOLIO  INVESTMENT    INVESTMENT      PERFORMANCE     BASED FEE
    MANAGER         VEHICLES      VEHICLES        BASED FEE      ACCOUNTS

David N. Dreman        2        $46 million         None           None

Nelson Woodard         0           None             None           None

OTHER ACCOUNTS MANAGED:

                                                  NUMBER OF
                   NUMBER OF   TOTAL ASSETS OF      OTHER      TOTAL ASSETS OF
NAME OF PORTFOLIO    OTHER     OTHER ACCOUNTS   ACCOUNTS WITH   PERFORMANCE
    MANAGER         ACCOUNTS                     PERFORMANCE     BASED FEE
                                                  BASED FEE      ACCOUNTS

David N. Dreman       99        $2.2 billion        None            None

Nelson Woodard        13         $79 million        None            None

The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

VAN KAMPEN ENTERPRISE

The Fund's portfolio is managed within the Subadviser's Enterprise team. Current members of the team include Sandip Bhagat, Managing Director of the Subadviser, Feng Chang, Kevin Jung, Leah Modigliani, and Hooman Yaghoobi, Executive Directors of the Subadviser.

Sandip Bhagat, who is the Fund's lead portfolio manager, has worked for the subadviser since July 2004 and has managed the Fund since November 15, 2004. Prior to that, he was President and Chief Investment Office of Travelers Investment Management Company. Feng Chang has worked for the subadviser since August 2004 and has managed the Fund since November 15, 2004. Prior to that, he was a Quantitative Research Analyst for Travelers Investment Management Company. Kevin Jung has worked for the subadviser since September 1997 and has managed the Fund since November 15, 2004. Leah Modigliani has worked for the subadviser since July 1995 and has managed the Fund since November 15, 2004. Hooman Yaghoobi has worked for the subadviser since July 1995 and has managed the Fund since November 15, 2004.

Sandip Bhagat and Feng Chang are the lead portfolio managers of the Fund. Leah Modigliani, Kevin Jung, and Hooman Yaghoobi are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The composition of the team may change without notice from time to time.

                                 FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2004, Sandip Bhagat managed 2 mutual funds with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Feng Chang managed 2 mutual funds with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Kevin Jung managed 9 mutual funds with a total of $6,466,307,341 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Leah Modigliani managed 3 mutual funds with a total of $1,966,714,861 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Hooman Yaghoobi managed 2 mutual fund with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

     .    Cash Bonus;

     .    Morgan Stanley's Equity Incentive Compensation Program (EICP)
          ____________________________________________________________________
          awards--a mandatory program that defers a portion of discretionary
          ______
          year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     .    Investment Management Deferred Compensation Plan (IMDCP) awards--a
          _______________________________________________________________
          mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     .    Select Employees' Capital Accumulation Program (SECAP) awards--a
          _____________________________________________________________
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

     .    Voluntary Equity Incentive Compensation Program (VEICP) awards--a
          ______________________________________________________________
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     . Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five- year periods.

     . Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     .    Contribution to the business objectives of the Investment Adviser.

     .    The dollar amount of assets managed by the portfolio manager.

     .    Market compensation survey research by independent third parties.

     .    Other qualitative factors, such as contributions to client objectives.

     . Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2004, none of the portfolio managers beneficially owned securities in the Fund.

THE ADVISORY AGREEMENTS

Under the terms of their respective advisory and subadvisory agreements, the parties to such agreements shall:

          (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the Funds' investment policies, affecting the economy generally and individual companies or industries, the securities of which are included in the investment portfolios or are under consideration for inclusion therein;

          (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Funds;

          (3) regularly furnish recommendations to the Board with respect to an investment program for approval, modification or rejection by the Board;

          (4) take such steps as are necessary to implement the investment programs approved by the Board; and

          (5) regularly report to the Board with respect to implementation of the approved investment programs and any other activities in connection with the administration of the Funds' assets.

As required by the 1940 Act, each advisory and subadvisory agreement will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is specifically approved at least annually: (1) by a vote of a majority of the Board, or (2) by a vote of a majority of the particular Fund's outstanding voting securities. In addition, and in either event, the terms of the advisory and subadvisory agreements must be approved annually by a vote of a majority of the trustees who are not parties to, or interested persons of any party to, an advisory or subadvisory agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board is furnished such information as may be reasonably necessary to evaluate the terms of the agreements. The advisory and subadvisory agreements further provide that they will terminate automatically upon assignment; may be amended only with prior approval of a majority of the particular Fund's outstanding voting securities; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board or by a vote of a majority of the particular Fund's outstanding voting securities; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the particular Fund's outstanding voting securities.

                               REDEMPTIONS IN KIND

If conditions arise that would make it undesirable for a Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

The Trust, however, has obligated the Funds under the 1940 Act to redeem for cash all shares presented to a Fund for redemption by any one shareholder in a 90-day period up to $250,000, or 1% of the Fund's net assets if that is less, valued for this purpose as the securities are valued in computing the Fund's net asset value per share. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, including brokerage charges, as well as the associated inconveniences.

                                    BROKERAGE

Subject to approval of the Board, the policy of TAMIC, TIA, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FEMCOPA, FMR, AIM Capital, VKAM, SaBAM, and Pioneer (collectively, the "advisers"), in executing transactions in the Funds' portfolio securities, is to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:

     . the overall direct net economic result to the Funds, involving both price paid or received and any commissions and other cost paid;

     .    the efficiency with which the transaction is effected;

     . the ability to effect the transaction at all where a large block is involved;

     . the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

     .    the financial strength and stability of the broker.

     . Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, one factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Funds and the advisers is considered to be in addition to and not in lieu of services required to be performed by the advisers under their respective advisory agreements. The brokerage commission paid by; a Fund for a transaction may be greater than the commission that would have been charged by another broker if the difference is determined in good faith to be justified in light of the brokerage and information provided. The cost, value and specific application of such information are indeterminable, and it is not practical to allocate these costs, value or specific allocations among the Funds and other clients of an adviser (namely, TAMIC, TIA, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FEMCOPA, FMR, AIM Capital, VKAM, SaBAM, or Pioneer). Accordingly, the advisers or their other clients may indirectly benefit from the availability of such information. This situation may create a conflict of interest for an adviser. Similarly, the Funds may indirectly benefit from information made available as a result of transactions for other clients of an adviser.

The Trust's Board of Trustees has determined that agency transactions in equity securities for the Trust may be executed through any broker-dealer affiliate (each, an "Affiliated Broker") if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Trust as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Trust a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. No adviser may deal with an Affiliated Broker in any transaction in which the Affiliated Broker acts as principal.

The Trust Board has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the SEC under the 1940 Act which requires that the commissions paid to any Affiliated Broker must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board and to maintain records in connection with such reviews.

Purchases and sales of bonds and money market instruments usually are principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the advisers generally deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees are incurred in connection with futures transactions, and the Funds are required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The advisers' policies with respect to brokerage are and will be reviewed by the Board periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

BROKERAGE COMMISSIONS

The following chart lists the total brokerage commissions paid by each Fund during the last three years, and the total amount paid to brokers providing research services and the total commission amount paid to such brokers for the year ended December 31, 2004. Also provided is the dollar amount and percentage of brokerage commissions paid to brokerage firms that provided research services. Because the purchase and sale of bonds is a principal transaction there are minimal brokerage commissions to report for Funds that buy bonds.

                                                                                   TOTAL PORTFOLIO
                                                                                    TRANSACTIONS
                                                                                   ASSOCIATED WITH
                                                                                  BROKERS PROVIDING  COMMISSION PAID
                                                                                  RESEARCH SERVICES  TO SUCH BROKERS
FUNDS                                       2004          2003          2002           IN 2004           IN 2004
--------------------------------------  ------------  ------------  ------------  -----------------  ---------------
Convertible Securities Portfolio .....  $      3,994  $      3,609  $      8,124
Disciplined Mid Cap Stock Portfolio ..  $    476,925  $    333,417  $    251,013  $     116,864,453  $       169,973
Equity Income Portfolio ..............  $  1,097,077  $  1,056,970  $    667,858
Federated High Yield Portfolio .......  $         31  $        319
Federated Stock Portfolio ............  $     26,283  $     30,640  $     22,838  $       4,751,746  $         7,615
Large Cap Portfolio ..................  $    382,463  $    374,572  $    501,377
Mondrian International Stock
 Portfolio ...........................  $    317,337  $    145,321  $    226,959  $      50,375,389  $        83,398
MFS Mid Cap Growth Portfolio .........  $    562,777  $    543,840  $  1,345,721
ML Large Cap Core ....................  $     88,809  $    402,652  $    445,351
MFS Value Portfolio ..................  $     29,564  $     54,947  $     51,658
Travelers Quality Bond Portfolio
U.S. Government Securities Portfolio
Pioneer Fund Portfolio ...............  $     14,868  $     31,527  $     48,103
Zero Coupon Bond Fund Portfolio
 (Series 2005)

Brokerage business placed with brokers affiliated with any of the advisers or subadvisers was as follows:

BROKERAGE BUSINESS PLACED WITH AFFILIATED BROKERS

                                                                                % OF FUND'S AGGREGATE
                                                                                   DOLLAR AMOUNT OF
                                                           % OF TOTAL           TRANSACTIONS INVOLVING
                                     $ AMOUNT OF     COMMISSIONS PAID BY EACH    COMMISSIONS EFFECTED
AFFILIATED BROKER            YEAR  COMMISSIONS PAID     FUND FOR EACH YEAR     THROUGH AFFILIATED BROKER
--------------------------   ----  ----------------  ------------------------  -------------------------
LARGE CAP
_________
FIDELITY CAPITAL MARKETS..   2004                --                        --                         --
                             2003  $          7,474                      2.00%                      4.02%
                             2002  $         16,196                      3.23%                      6.32%
CITIGROUP GLOBAL             2004  $            168                      0.04%                      0.04%

EQUITY INCOME
_____________
FIDELITY CAPITAL MARKETS..   2004                --                        --                         --
                             2003  $          9,743                      0.92%                      2.11%
                             2002  $         16,495                      2.47%                      5.32%

                                                                                % OF FUND'S AGGREGATE
                                                                                   DOLLAR AMOUNT OF
                                                           % OF TOTAL           TRANSACTIONS INVOLVING
                                     $ AMOUNT OF     COMMISSIONS PAID BY EACH    COMMISSIONS EFFECTED
AFFILIATED BROKER            YEAR  COMMISSIONS PAID     FUND FOR EACH YEAR     THROUGH AFFILIATED BROKER
--------------------------   ----  ----------------  ------------------------  -------------------------
MERCURY LARGE CAP CORE
______________________
CITIGROUP GLOBAL             2004                --                        --                         --
                             2003  $            245                      0.06%                      0.06%
                             2002                --                        --                         --

MFS MID CAP GROWTH
__________________
SALOMON SMITH BARNEY         2004                --                        --                         --
                             2003                --                        --                         --
                             2002  $             20                     0.001%                     0.002%
PIONEER FUND
____________
CITIGROUP GLOBAL MKTS        2004  $            326                       2.2%                       2.8%
                             2003  $            322                      1.05%                      0.42%
                             2002                --                        --                         --

For the fiscal year ended December 31, 2004, the Funds held the following securities issued by its regular brokers or dealers:

CONVERTIBLE SECURITIES PORTFOLIO      D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

DISCIPLINED MID CAP PORTFOLIO         D= DEBT / E= EQUITY                    MARKET VALUE
-----------------------------------   -------------------                    ---------------
The Bear Stearns Cos., Inc.                    E                             $       693,150

ML LARGE CAP PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           E            8,000            $       312,080

EQUITY INCOME PORTFOLIO               D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Merrill Lynch & Co., Inc.                      E            113,800          $     6,807,803
JPMorgan Chase & Co.                           E            105,728          $     4,124,449
The Charles Schwab Corp.                       E            262,940          $     3,144.762
Morgan Stanley                                 E            37,400           $     2,076,448
The Goldman Sachs Group, Inc.                  E            27,900           $     2,902,716
Lehman Brothers Holding Inc.                   E            19,400           $     1,697,112

FEDERATED HIGH YIELD PORTFOLIO        D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

FEDERATED STOCK PORTFOLIO             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           E            29,900           $     1,166,399
Morgan Stanley                                 E            13,000           $       721,760
The Goldman Sachs Group, Inc.                  E            4,300            $       447,372
Merrill Lynch & Co., Inc.                      E            6,000            $       358,620
Wachovia Corp.                                 E            6,700            $       352,420

MONEY MARKET PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

LARGE CAP PORTFOLIO                   D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Morgan Stanley                                 E            88,400           $     4,907,968
Bank of America                                E            66,600           $     3,129,534
Wells Fargo & Co.                              E            38,100           $     2,367,915
JPMorgan Chase & Co.                           E            52,296           $     2,040,067

MONDARIAN INTERNATIONAL STOCK
PORTFOLIO                             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Credit Suisse Group                            E                             $     4,651,388

MFS MID CAP GROWTH PORTFOLIO          D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

MFS VALUE PORTFOLIO                   D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Bank of America Corp.                          E            41,578           $     1,953,750
The Goldman Sachs Group, Inc.                  E            14,130           $     1,470,085
JPMorgan Chase & Co.                           E            24,670           $       962,377
PNC Financial Services Group, Inc.             E            10,200           $       585,888
Mellon Financial Corp.                         E            15,760           $       490,294
Merrill Lynch & Co., Inc.                      E            6,030            $       360,413
Wells Fargo & Co.                              E            5,590            $       347,418
Lehman Brothers Holdings, Inc.                 E            2,800            $       244,944
Franklin Resources, Inc.                       E            2,600            $       181,090

QUALITY BOND PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           D                             $     4,718,560
Credit Suisse Group                            D                             $     3,556,272
UBS                                            D                             $     3,061,923
Banc of America                                D                             $     2,792,453
The Goldman Sachs Group, Inc.                  D                             $     2,152,271
Merrill Lynch & Co., Inc.                      D                             $     2,099,137
Lehman Brothers Holdings, Inc.                 D                             $     1,284,629
Morgan Stanley                                 D                             $     1,116,941
Bank of America Corp.                          D                             $     1,045,507

U.S. GOVERNMENT SECURITIES
PORTFOLIO                             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Morgan Stanley                                 D                             $    10,120,417
UBS                                            D                             $     5,992,759
JPMorgan Chase & Co.                           D                             $     4,982,116
CS First Boston Corp.                          D                             $     2,676,594

PIONEER FUND PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Merrill Lynch & Co., Inc.                      E                             $       358,979

ZERO COUPON BOND PORTFOLIO            D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

The Trust newly commenced operation of seven Funds (Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio ) that it acquired from the Travelers Series Fund Inc. as of July 1, 2005. Shown below are the amounts of total commissionable transactions for the year ended October 3, 2004 and brokerage commissions paid by the former company for the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004 on behalf of the Predecessor Funds, the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. The Trust has provided all the relevant information obtained from the predecessor funds, and in the future will provide any additional required data as from the date of acquisition of the new Funds.

Brokerage Business Placed With CGM

                                                                                  % OF FUND'S AGGREGATE      TOTAL SOFT DOLLAR
                                                           $ AMOUNT OF TOTAL         DOLLAR AMOUNT OF       COMMISSIONS PAID TO
                                  $ AMOUNT OF TOTAL          COMMISSIONABLE       TRANSACTIONS INVOLVING      BROKERS PROVIDING
                                    COMMISSIONABLE       TRANSACTIONS DIRECTED      COMMISSIONS EFFECTED    RESEARCH SERVICES IN
FUND                             TRANSACTIONS IN 2004           TO CGM                  THROUGH CGM                 2004
--------------------------       --------------------    ---------------------    ----------------------    --------------------
AIM Capital
Appreciation                     $        328,652,352    $          72,846,228                     22.17%   $             40,657
Travelers Managed Income         $                  0                       --                        --                      --
SB Strategic Total
Return Bond                      $            106,762                        0                        --    $                  0
MFS Total Return                 $      1,010,743,949                        0                        --    $                  0
Pioneer Strategic Income         $             33,489                        0                        --    $                  0
Strategic Equity                 $      2,160,980,023                        0                        --    $                  0
Van Kampen Enterprise            $        281,686,198    $          20,896,333                      7.42%   $                  0

Total brokerage commissions paid by Predecessor Funds:

                                                                  % OF TOTAL
                                                              COMMISSIONS PAID BY
FUNDS                                           2004           EACH FUND FOR 2004          2003              2002
---------------------------------------
AIM Capital Appreciation                  $        361,794                  0.110%   $        296,245   $        373,339
Travelers Managed Income                  $              0                     --    $              0   $              0
Salomon Brothers Strategic Total Return   $              0                  0.000%   $              0   $              0
MFS Total Return                          $      1,436,664                  0.142%   $        958,988   $      1,145,750
Pioneer Strategic Income                  $            115                  0.345%   $          3,340   $            154
Strategic Equity                          $      3,130,217                  0.145%   $      2,059,774   $      2,777,976
Van Kampen Enterprise                     $        337,420                  0.120%   $        373,475   $        440,646

Commissions paid by Predecessor Funds to CGM

FUNDS                                       2004                             2003                               2002
--------------------------
                              Commissions      Percentage of     Commissions    Percentage of      Commissions     Percentage of
                              paid to CGM          total         paid to CGM        total          paid to CGM         total
                                                commissions                      commissions                        commissions
                                                   paid                             paid                                paid
AIM Capital Appreciation    $         48,222           13.33%    $       3,883           1.31%     $      14,893             3.99%
Travelers Managed Income                  --                                                               --                  --
Salomon Brothers Strategic
Total Return                              --                                                               --                  --
MFS Total Return            $              0            0.00%    $           0           0.00%     $          55             0.00%
Pioneer Strategic Income    $              0            0.00%    $           0           0.00%     $           0             0.00%
Strategic Equity            $              0            0.00%    $      55,189           2.68%     $     164,769             5.93%
Van Kampen Enterprise       $         30,012            8.89%    $      24,297           6.51%     $      39,993             9.08%

For the fiscal year ended October 31, 2004, the Predecessor Funds held the following securities issued by the regular broker-dealers:

AIM CAPITAL APPRECIATION PORTFOLIO     D= DEBT / E= EQUITY      MARKET VALUE
----------------------------------     -------------------     --------------
JPMorgan Chase & Co.                             E             $    2,053,520
Bank of America Securities                       E             $    2,015,550
Goldman Sachs & Co.                              E             $      875,582


MANAGED INCOME PORTFOLIO               D= DEBT / E= EQUITY       MARKET VALUE
-------------------------              -------------------     --------------
UBS Paine Webber                                 D             $    5,202,880
JPMorgan Chase & Co.                             D             $    2,561,798
Wachovia Securities                              D             $    2,416,534
CS First Boston                                  D             $    2,302,268
Goldman Sachs & Co.                              D             $    2,283,134
Merrill Lynch, Pierce, Fenner & Smith            D             $    2,015,458
Lehman Brothers                                  D             $    1,696,597
Bank of America Securities                       D             $    1,578,681


SB STRATEGIC TOTAL RETURN BOND         D= DEBT / E= EQUITY      MARKET VALUE
------------------------------         -------------------     --------------
Morgan Stanley                                   D             $       84,655
Bear Stearns                                     D             $       84,457
Bank of America Securities                       D             $       82,293
JPMorgan Chase & Co.                             D             $       79,152
Lehman Brothers                                  D             $       24,903


MFS TOTAL RETURN                       D= DEBT / E= EQUITY      MARKET VALUE
----------------                       -------------------     --------------
Merrill Lynch, Pierce, Fenner & Smith            D             $    1,360,525
Merrill Lynch, Pierce, Fenner & Smith            E             $   14,323,228
Goldman Sachs & Co.                              D             $    2,131,580
Goldman Sachs & Co.                              E             $    6,481,274
Bank of America Securities                       D             $    3,123,896
Bank of America Securities                       E             $   23,411,375
Bear Stearns                                     D             $      508,883
Morgan Stanley                                   D             $    1,879,502
Morgan Stanley                                   E             $    6,192,108
Lehman Brothers                                  D             $    1,587,553

Wachovia Securities                              D             $      863,189
Wachovia Securities                              E             $    2,189,845
CS First Boston                                  D             $    4,115,061
JPMorgan Chase & Co.                             D             $    2,020,899
JPMorgan Chase & Co.                             E             $   23,305,059
Deutsche Bank                                    D             $    1,236,360


PIONEER STRATEGIC INCOME               D= DEBT / E= EQUITY      MARKET VALUE
------------------------               -------------------     --------------
CS First Boston                                  D             $       70,609
Morgan Stanley                                   D             $      875,824
Merrill Lynch                                    D             $       99,873


STRATEGIC EQUITY                       D= DEBT / E= EQUITY      MARKET VALUE
----------------                       -------------------     --------------
Morgan Stanley                                   E             $   11,132,511
Goldman Sachs & Co.                              E             $    7,594,936
Bank of America Securities                       E             $    2,561,988
Wachovia Securities                              E             $      994,042


VAN KAMPEN ENTERPRISE                  D= DEBT / E= EQUITY      MARKET VALUE
---------------------                  -------------------     --------------
Bank of America Securities                       E             $    1,813,995
JPMorgan Chase & Co.                             E             $    1,225,550
Merrill Lynch                                    E             $      965,526

                             PORTFOLIO TURNOVER RATE

Although certain Funds do not intend to invest for the purpose of seeking short-term profits, a Fund's investment adviser or subadviser may sell its securities whenever the adviser or subadviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

The following table shows significant variations in the portfolio turnover rates for the Funds for the past two years. Variations in turnover rates may be due to a fluctuating volume of purchase and redemption orders, market conditions or changes in the Investment Advisers investment outlook. A higher portfolio turnover rate may result in higher transaction costs, including brokerage commissions.

FUND                                          2004     2003
----                                          ----     ----
Convertible Securities Portfolio...........     32%      44%
Disciplined Mid Cap Stock..................     91%      61%

FUND                                          2004     2003
----                                          ----     ----
Equity Income..............................    119%     141%
Federated High Yield.......................     38%      57%
Federated Stock............................     31%      41%
Large Cap..................................     56%      60%
Lazard International Stock.................     59%      44%
MFS Mid Cap Growth.........................     81%      98%
MFS Value Portfolio........................     47%      57%
ML Large Cap Core..........................    136%     182%
Travelers Quality Bond.....................      90     191%
U.S. Government Securities.................    150%     143%
Pioneer Fund Portfolio.....................     19%      98%
Zero Coupon Bond Fund, 2005................      0%       0%
Strategic Equity...........................    213%     167%
AIM Capital Appreciation...................     71%      49%
Van Kampen Enterprise......................    157%     123%
MFS Total Return...........................     66%      49%
Salomon Brothers Strategic Total Return....     42%      68%
Travelers Managed Income...................    123%     163%
Pioneer Strategic Income...................     56%     141%

                               FUND ADMINISTRATION

TIA acts as administrator to the TIA Portfolios. The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, Inc., acts as administrator to all the TAMIC Portfolios, except Travelers Managed Income Portfolio, for which TAMIC is the administrator. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly.

The administrators have entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), as of July 1, 2005, to serve as sub-administrator to the Funds. The administrators pay State Street, as sub-administrator, a fee calculated for each Fund according to the following fee schedule:

         AVERAGE ASSETS                      ANNUAL FEE EXPRESSED IN BASIS POINTS: 1/100 OF 1%
         --------------                      -------------------------------------------------
         First $100 Million / Fund                                    0.0335%
         Next $100 Million / Fund                                       0.02%
         Thereafter up to $12.5 Billion in assets                       0.01%
         Assets exceeding $12.5 Billion                                0.001%
         Minimum / Fund                                       $       40,000

Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Funds until June 30, 2005. The administrative fees the Trust paid SBFM for each Fund during the last three calendar years were:

FUNDS                                     2004           2003           2002
------                                ------------   ------------   ------------
Convertible Securities Portfolio...   $     56,195   $     35,345   $     29,293
Disciplined Mid Cap Stock .........   $    106,038   $     78,028   $     69,737
Equity Income .....................   $    119,813   $     41,808             --
Federated High Yield ..............   $     48,071   $     37,321   $     25,156
Federated Stock ...................   $      8,823   $     16,813   $     20,789
Large Cap .........................   $     47,929   $     29,926             --
Lazard International Stock ........   $     92,801   $     63,071   $     66,811

MFS Mid Cap Growth ................   $    119,546   $     95,640   $    112,901
MFS Value .........................   $     23,475   $     20,203   $     19,129
ML Large Cap Core .................   $     69,784   $     64,365   $     80,057
Travelers Quality Bond ............   $    119,176   $    127,802   $    108,109
U.S. Government Securities ........   $    126,365   $    143,027   $    103,175
Pioneer Fund Portfolio ............   $     17,428   $     13,786   $     16,927
Zero Coupon Bond Fund (Series 2005)   $      3,169   $      4,104   $      3,654
AIM Capital Appreciation ..........   $    208,329   $    165,705   $    211,799
Travelers Managed Income ..........             --             --             --
Salomon Brothers Strategic Total
 Return ...........................   $     18,952   $     22,782             --
MFS Total Return ..................   $  1,090,101   $    898,007   $    860,334
Pioneer Strategic Income ..........   $     98,550   $    101,278   $    114,868
Strategic Equity ..................   $    538,728   $    513,933   $    713,673
Van Kampen Enterprise .............   $     89,540   $     94,252   $    142,730

Prior to July 1, 2003, the Trust, or behalf of Equity Income and Large Cap Portfolios entered into a service agent agreement with Fidelity Service Company to provide pricing and bookkeeping services to the two Funds at the annual rate of 0.06% of each Fund's daily net assets under $500 million and 0.03% over $500 million. Each Fund paid a minimum total annual fee of $60,000. For the years ended December 31, 2002 and 2003, the Fund administration fees for Large Cap Portfolio were $79,138 and $33,429, respectively and for Equity Income Portfolio were $73,009 and $36,769, respectively.

The Board of Trustees determined to include Equity Income and Large Cap Portfolios under the Trust's existing administrative services agreement with The Travelers Insurance Company and, in conjunction to terminate the existing agreement with Fidelity Service Company. In the second half of 2003, The Travelers Insurance Company became responsible for the pricing and bookkeeping services for Equity Income and Large Cap Portfolios.

                               SHAREHOLDER RIGHTS

Fund shares are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Travelers Insurance Company and its affiliates. Shares are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Trust currently issues 29 series of shares, each representing interests in a Fund. Shareholders of each series participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and non-assessable by the Trust and have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

In the event that a Fund serves as an investment vehicle for both variable annuity and variable life insurance contracts, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Trust's Board will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

The Fund has delegated to the adviser or subadviser the proxy voting responsibilities for the securities held by each Fund. Please see Appendix B for more information on proxy voting policies and procedures.

                         FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds intend to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund:
(1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which each Fund intends to do, then under the provisions of Subchapter M of the Code, a Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment Trust taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. If a Fund has a seed money account that has invested more than $250,000, the Fund must make (and intends to make) the foregoing distributions of income in order to avoid paying the excise tax.

Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment Trust (such as the Fund) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     . no more than 55% of a Fund's total assets may be represented by any one investment
     .    no more than 70% by any two investments
     .    no more than 80% by any three investments
     .    no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by a Fund's investment advisers and subadvisers, and the Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser and subadvisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2004, the following Funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years prior to the expiration of the applicable carryforward.

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           DECEMBER 31,
----------------------------------------   --------------    -----------------
  Convertible Securities Portfolio         $      995,983           2010

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           DECEMBER 31,
----------------------------------------   --------------    -----------------
  Convertible Securities Portfolio         $      139,166           2011
    Federated High Yield Portfolio         $    4,648,588           2009
    Federated High Yield Portfolio         $    6,217,956           2010
    Federated High Yield Portfolio         $    1,599,086           2011
        Federated Stock Portfolio          $      776,231           2011
            Large Cap Portfolio            $   34,154,428           2009
            Large Cap Portfolio            $   52,058,326           2010
            Large Cap Portfolio            $   14,415,260           2011
Mondrian International Stock Portfolio     $    3,632,501           2009
Mondrian International Stock Portfolio     $   22,825,140           2010
Mondrian International Stock Portfolio     $    7,456,114           2011
Merrill Lynch Large Cap Core Portfolio     $   38,357,682           2009
Merrill Lynch Large Cap Core Portfolio     $   38,835,384           2010
      MFS Mid Cap Growth Portfolio         $    7,213,977           2009
      MFS Mid Cap Growth Portfolio         $  221,143,577           2010
          Pioneer Fund Portfolio           $      389,670           2009
          Pioneer Fund Portfolio           $   12,362,910           2010
          Pioneer Fund Portfolio           $    1,284,282           2011
  Travelers Quality Bond Portfolio         $    1,232,729           2011
  Travelers Quality Bond Portfolio         $      452,203           2012

As of October 31, 2004, the following Funds have capital loss "carryforwards" as indicated below.

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           OCTOBER 31,
----------------------------------------   --------------    -----------------
Salomon Brothers Strategic Total Return    $      759,000           2007
            Bond Portfolio
Salomon Brothers Strategic Total Return    $      938,000           2008
            Bond Portfolio
Salomon Brothers Strategic Total Return    $       42,000           2009
            Bond Portfolio
Salomon Brothers Strategic Total Return    $       20,000           2010
            Bond Portfolio
  AIM Capital Appreciation Portfolio       $   27,595,000           2009
  AIM Capital Appreciation Portfolio       $   25,304,000           2010
  AIM Capital Appreciation Portfolio       $   11,887,000           2011
  Pioneer Strategic Income Portfolio       $    1,028,000           2006
  Pioneer Strategic Income Portfolio       $    5,086,000           2007
  Pioneer Strategic Income Portfolio       $    3,077,000           2008
  Pioneer Strategic Income Portfolio       $    7,414,000           2009
  Pioneer Strategic Income Portfolio       $   11,399,000           2010
  Pioneer Strategic Income Portfolio       $    2,263,000           2011
      Strategic Equity Portfolio           $  231,371,000           2010
    Van Kampen Enterprise Portfolio        $   27,341,000           2009
    Van Kampen Enterprise Portfolio        $   34,688,000           2010
    Van Kampen Enterprise Portfolio        $    8,209,000           2011
        Travelers Managed Income           $    4,796,000           2011
        Travelers Managed Income           $      533,000           2012

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund's assets to be invested within various countries is not now known. A Fund intends that it will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. If a Fund acquires stock in foreign corporations, it may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

If a Fund invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to Fund shareholders, (2) could require a Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, management seeks to monitor the Fund's transactions, seeks to make the appropriate tax elections on behalf of the Fund, and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in the Funds generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

OTHER INFORMATION. The discussion of "Tax Consequences of Dividends and Distributions" in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                                   PERFORMANCE

The Funds' "average annual total return" figures that are in the prospectuses are computed according to a formula prescribed by the SEC. The calculations assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The figures do not reflect the fees and expenses associated with the variable contract for which these Funds are investment options. The performance of the Funds will vary in response to fluctuations in market conditions, interest rates, the composition of the Funds' investments, and expenses. These figures are historical and are not a guarantee of future performance.

These figures are computed according to formula prescribed by the SEC. The formula is as follows:

P (1+T)/n/ =ERV
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years

ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof).

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

Only the Adviser's or, as applicable, the Subadviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Adviser of the Subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Subadviser prior to the Subadviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. In addition, approximately the third week after the end of each calendar quarter, the Trust publishes the quarterly percentage portfolio holdings for each of the Portfolios of the Trust. The information is also available quarterly on the Trust's website. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                              FINANCIAL STATEMENTS

Except for the Strategic Equity, AIM Capital Appreciation, Van Kampen Enterprise, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income and Pioneer Strategic Income Portfolios, whose fiscal year end is October 31st, the Funds' fiscal year end is December 31st. Financial statements for the Funds' annual and semi-annual periods will be distributed to shareholders of record. The financial statements of the Funds and the Report of Independent Auditors are contained in the Funds' Annual Report, which is incorporated by reference in this Statement of Additional Information.

KPMG LLP, 757 Third Avenue, New York, NY 10017, was the independent auditor selected to examine and report on the Funds' financial statements for the year ending December 31, 2004. The financial statements for the Trust have been audited by KPMG LLP for the fiscal year ended December 31, 2004.

KPMG LLP is not independent of MetLife, Inc., so, as of July 1, 2005, it no longer serves as the independent registered public accounting firm for the Trust. Deloitte & Touche LLP, 200 Berkeley St., Boston MA 02116, has been retained as the independent registered public accounting firm for the Trust.

Prior to January 1, 2003, PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, was the independent auditors for Large Cap and Equity Income Portfolios.

During the two fiscal years ended 2002 and 2001, PricewaterhouseCoopers's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the two fiscal years ended 2002 and 2001,and through February 12, 2003, there were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practice, financial statements disclosure or audit scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the disagreement on the financial statements for such years.

The financial statements of the Registrant and the Report of Independent Auditors are contained in the Trust's Annual Report, which is incorporated in this Statement of Additional Information by reference.

                             ADDITIONAL INFORMATION

On April 1, 2004, the Travelers Insurance Company and its affiliates owned 100% of the Trust's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by MetLife, Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is currently the custodian for all the Portfolios of The Travelers Series Trust. For Large Cap and Equity Income Portfolios, Brown Brothers Harriman and Co. served as the custodian prior to July 1, 2003.

Sullivan & Worcester serves as Fund counsel. It is located at 1666 K Street, NW, Washington, DC 20006.

PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.), 101 Federal Street, Boston, MA, 02110, will maintain records relating to its function as the transfer agent for the Trust's portfolios.

Except as otherwise stated in its prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Series Trust's prospectus, this SAI or any supplemental sales literature issued by the Series Trust, and no person is entitled to rely on any information or representation not contained therein.

The Trust's prospectuses and this SAI omit certain information contained in the Trust's registration statement filed with the Securities and Exchange Commission that may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission. Otherwise, investors may obtain the Trust's registration statement for free by accessing the SEC's website at http://www.sec.gov.

                                   APPENDIX A

                            COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 or A-2 by S&P or PRIME-1 or PRIME-2 by Moody's. These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Commercial paper rated A-2 by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Commercial paper rated PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

Commercial paper rated PRIME-2 has a strong capacity for repayment of short-term promissory obligations.

                       COMMON AND PREFERRED STOCK RATINGS

MOODY'S COMMON STOCK RATINGS

Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented include: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

     (1)  High Grade

     (2)  Investment Grade

     (3)  Medium Grade

     (4)  Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

Preferred stock ratings and their definitions are as follows:

     1. AAA: An issue that is rated AAA is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     2. AA: An issue that is rated AA is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     3. A: An issue that is rated A is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the AAA and AA classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     4. BAA: An issue that is rated BAA is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     5. BA: An issue that is rated BA is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     6. B: An issue that is rated B generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     7. CAA: An issue that is rated CAA is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     8. CA: An issue that is rated CA is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     9. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a midrange ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

The ratings are based, in varying degrees, on the following considerations:

     a.   Likelihood of default

     b. capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     c.   Nature of and provisions of the obligation; and

     d. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

     1. AAA-- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     5. BB, B, CCC, CC and C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

     Moody's ratings are as follows:

     1. AAA -- Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

     2. AA -- Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high-grade bonds. AA bonds are rated lower than AAA bonds because margins of protection may not be as large as in AAA securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long term risks appear somewhat larger than in AAA securities.

     3. A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     4. BAA -- Bonds that are rated BAA are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     5. BA -- Bonds that are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     6. B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH CORPORATE BOND RATINGS

     Fitch ratings are as follows--

     1. AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     2. AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA" Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+."

     3. A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     4. BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     5. BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     6. B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

     7. CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     8. CC-- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     9.   C-- Bonds are in imminent default in payment of interest or principal.

     10. DDD, DD AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD", "DD," or "D" categories.

                                   APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES
________________________________________________________________________________

Because the voting of proxies for portfolio securities relates to the investment decision making process, responsibility for voting portfolio securities has been delegated to the subadviser. This appendix includes the policies and procedures the subadviser uses to determine how to vote such proxies. However, these policies and procedures may not address all potential voting issues that surround individual proxy votes, so there may be instances in which the votes may vary from a subadviser's particular policy.

Information on how each portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available (1) without charge by calling 800-842-9368 and (2) on the SEC's website at www.sec.gov.
                                                               ___________

                                 TIMCO AND SABAM
                      PROXY VOTING POLICIES AND PROCEDURES

TIMCO and SaBAM are affiliates of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Legg Mason, Inc. ("Legg Mason"). On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date TIMCO and SaBAM became indirect wholly owned subsidiaries of Legg Mason. TIMCO and SaBAM and all portfolio management personnel retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

CAM has developed a set of proxy voting policies and procedures (the "Policies") to ensure that the adviser votes proxies relating to securities in the best interest of clients.

In voting proxies, the adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the adviser's goal to vote proxies in the best interest of clients, the adviser follows procedures designed to identify and address material conflicts that may arise between the adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of

CAM's and the adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the adviser in voting proxies. The adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the adviser decides to vote a proxy, the adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the adviser in voting proxies with respect to such issuer. Such position is based on the fact that the adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                      FIDELITY FUND PROXY VOTING GUIDELINES
                         (FUNDS SUB-ADVISED BY FMR CO.)
                                   MARCH 2004

The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the Equity Income Portfolio and Large Cap Portfolio. (The guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I.   General Principles

     A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

     B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

     C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

     A. Fair Price Amendments, except those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

     B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

     C.   Authorization of "Blank Check" Preferred Stock.

     D.   Golden Parachutes:

          1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

          2.   Compensation contracts for outside directors.

          3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

          4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

     E.   Supermajority Provisions.

     F.   Poison Pills:

          Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

          FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

          FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

          Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

          If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

     G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

     H.   Transfer of authority from shareholders to directors.

     I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

     A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

          1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

          2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

          3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

          4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

          5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

               a. They are granted by a compensation committee composed entirely of independent directors.

               b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

               a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

               c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

     Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

     For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

  .  Whether the repricing proposal excludes senior management and directors;

  . Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

  . Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

  . The company's relative performance compared to other companies within the relevant industry or industries;

  . Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  . Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

     A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

     B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

     C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

     D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

     E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

          1. They are granted by a compensation committee composed entirely of independent directors.

          2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

  . Whether the restricted stock award exchange proposal excludes senior management and directors;

  . Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

  . Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

  . The company's relative performance compared to other companies within the relevant industry or industries;

  . Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  . Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.   Other Stock-Related Plans should be evaluated on a case-by-case basis:

     A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

     B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.  Unusual Increases in Common Stock:

     A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

     B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

     A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.  Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

     A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

     B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

     C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

     D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

     FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

     A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

     B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

     Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                               FEDERATED INVESTORS
                             PROXY VOTING PROCEDURES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

PROXY VOTING COMMITTEE

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

           President of the Advisers (Keith Schappert)

           Vice Chairman of the Advisers (J. Thomas Madden)

           Chief Investment Officer for Global Equity (Stephen Auth)

           Director of Global Equity Research of the Advisers (Curtis R. Gross)

           Senior Portfolio Manager (William C. Dierker)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

The Advisers and IRRC shall take the following steps to implement these procedures:

     . The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

     . The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

     . IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

     . If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

     . IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

Conflicts of Interest

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company shall not be treated as an "affiliated person" based solely on ownership or control of outstanding voting securities unless a person owns or controls ten percent or more of the outstanding voting securities of such company.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

               1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

               2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

               3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

               4. If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

                    . That the Advisers have a significant business relationship with the Interested Company;

                    .    The proposals regarding which proxies were cast;

                    . Any material communications between the Advisers and the Interested Company regarding the proposal; and

                    . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

               5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                               FEDERATED INVESTORS
                            PROXY VOTING POLICIES AND
                                    PRACTICES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

GENERAL POLICY

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE

Generally, the Advisers will vote proxies:

     . In favor of the full slate of directors nominated in an uncontested election;

     . In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

     . In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

     . In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

     . In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

     . In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE

Generally, the Advisers will vote proxies:

     . Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

     . In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

     . In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

     .    In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS

Generally, the Advisers will vote proxies:

     . In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

     . Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

     . Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

     . In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

     . If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

     . If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

     .    If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

                      MONDRIAN INVESTMENT PARTNERS LIMITED
                      PROXY VOTING POLICIES AND PROCEDURES
                                  FEBRUARY 2005

INTRODUCTION

Mondrian Investment Partners Limited("MIP") is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). MIP provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between MIP and its client or as a result of some other type of specific delegation by the client, MIP is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask MIP to give voting advice on certain proxies without delegating full responsibility to MIP to vote proxies on behalf of the client. MIP has developed the following Proxy Voting Policies and Procedures (the "Procedures") in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.

PROCEDURES FOR VOTING PROXIES

To help make sure that MIP votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the proxy voting process. The Committee consists of the following MIP personnel (i) two investment Directors; (ii) Chief Operating Officer; and (iii) Head of Compliance. The Committee will meet as necessary to help MIP fulfill its duties to vote proxies for clients.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the "proxy voting season" and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow MIP to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by MIP. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, MIP will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, MIP has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation. Both ISS and the client's custodian monitor corporate events for MIP. MIP gives an authorization and letter of instruction to the client's custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately at least a monthly basis, MIP will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of MIP clients. If needed, the Committee has access to these records.

MIP provides ISS with the Procedures to use to analyze proxy statements on behalf of MIP and its clients, and ISS is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with MIP's Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the "Guidelines") below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by MIP. After a proxy has been voted, ISS will create a record of the vote in order to help MIP comply with their duties listed under "Availability of Proxy Voting Records and Recordkeeping" below. If a client provides MIP with its own proxy voting guidelines, MIP will forward the client's guidelines to ISS who will follow the steps above to vote the client's proxies pursuant to the client's guidelines.

The Committee is responsible for overseeing ISS's proxy voting activities for MIP's clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. There may be times when MIP believes that the best interests of the client will be better served if it votes a proxy counter to ISS's recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client.

MIP will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which MIP may not be able to process a proxy. For example, MIP may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where MIP is unable to vote a proxy.

COMPANY MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the factors MIP may consider is the quality and depth of the company's management. As a result, MIP believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIP's votes are cast in accordance with the recommendations of the company's management. However, MIP will normally vote against management's position when it runs counter to the Guidelines, and MIP will also vote against management's recommendation when such position is not in the best interests of MIP's clients.

CONFLICTS OF INTEREST

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of MIP may not be influenced by outside sources who have interests which conflict with the interests of MIP's clients when voting proxies for such clients. However, in order to ensure that MIP votes proxies in the best interests of the client, MIP has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which MIP receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help MIP vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for MIP to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for MIP from the proxy voting process.

In the limited instances where MIP is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving MIP or affiliated persons of MIP. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in "Procedures for Voting Proxies" above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS's original recommendation. Documentation of the reasons for voting contrary to ISS's recommendation will generally be retained by MIP.

AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Clients of MIP will be directed to their client service representative to obtain information from MIP on how their securities were voted. At the beginning of a new relationship with a client, MIP will provide clients with a concise summary of MIP's proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of MIP's Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

MIP will also retain extensive records regarding proxy voting on behalf of clients. MIP will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC's EDGAR filing system); (iii) records of votes cast on behalf of MIP's clients (via ISS); (iv) records of a client's written request for information on how MIP voted proxies for the client, and any MIP written response to an oral or written client request for information on how MIP voted proxies for the client; and (v) any documents prepared by MIP that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of MIP.

PROXY VOTING GUIDELINES

The following Guidelines summarize MIP's positions on various issues and give a general indication as to how it will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client's investments. Although MIP will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client's best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, MIP will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. MIP's Guidelines are listed immediately below and are organized by the types of issues that could potentially be brought up in a proxy statement. Due to differences in the various foreign markets in which issuers are located, the Guidelines below are more general in nature. As the issues and requirements in foreign countries may vary from each other, ISS will provide additional country-specific research and recommendations on such issues that can be used in determining how to vote in the best interests of MIP's clients. The Guidelines are as follows:

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Generally vote FOR approval of financial statements and director and auditor reports, unless:

     . there are concerns about the accounts presented or audit procedures used; or

     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

     . there are serious concerns about the accounts presented or the audit procedures used;

     .    the auditors are being changed without explanation; or

     . non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. Generally ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Generally vote FOR the appointment or reelection of statutory auditors, unless:

     . there are serious concerns about the statutory reports presented or the audit procedures used;

     . questions exist concerning any of the statutory auditors being appointed; or

     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Generally vote FOR approval of the allocation of income, unless:

     . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     .    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Generally vote FOR most stock (scrip) dividend proposals. Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Generally vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Generally vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Generally vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Generally vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Generally vote FOR management nominees in the election of directors, unless:

     .    Adequate disclosure has not been met in a timely fashion;

     .    There are clear concerns over questionable finances or restatements;

     .    There have been questionable transactions with conflicts of interest;

     . There are any records of abuses against minority shareholder interests; and

     .    the board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Generally vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Generally vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

DIRECTOR COMPENSATION

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Generally vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Generally vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Generally vote FOR discharge of the board and management, unless:

     . there are serious questions about actions of the board or management for the year in question; or

     .    legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Generally vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:
__________________

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:
___________________

Generally vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

     . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Generally vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

PREFERRED STOCK

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Generally vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Generally vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Generally vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Generally vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Generally vote FOR share repurchase plans, unless:

     .    clear evidence of past abuse of the authority is available; or

     .    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Generally vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Generally vote FOR mergers and acquisitions, unless:

     . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     . the company's structure following the acquisition or merger does not reflect good corporate governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Generally ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Generally vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

RE-INCORPORATION PROPOSALS:

Generally vote re-incorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Generally vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Generally vote compensation plans on a CASE-BY-CASE basis.

ANTI-TAKEOVER MECHANISMS:

Generally vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Generally vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company's business activities or capabilities or result insignificant costs being incurred with little or no benefit.

                        MERRILL LYNCH INVESTMENT MANAGERS
                             PROXY VOTING GUIDELINES
                                DECEMBER 17, 2002

MERRILL LYNCH INVESTMENT MANAGERS
PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.1 Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security,/2/ whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA")./3/ When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies./4/

In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

I.   SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts./5/

----------

/1/ In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.
/2/ Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients).
/3/ DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
/4/ Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.
/5/ To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties./6/ As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers)./7/

While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote./8/ All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

II.  COMMITTEE MEMBERSHIP

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

----------

/6/ If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).
/7/ The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions EXCEPT FOR proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.
/8/ The Committee may delegate the actual maintenance of such records to ISS or another outside service provider.

The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III. SPECIAL CIRCUMSTANCES

Securities on Loan. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as the ir custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).9 MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan unless the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

Voting Proxies for Foreign Companies. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

MLIM Affiliates. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

----------

/9/ SEE, E.G., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

IV.  VOTING POLICIES

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

     A.   BOARDS OF DIRECTORS

     These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

          VOTE and DESCRIPTION
     A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business voted to implement or renew a "dead-hand" poison pill ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent directors on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.
     A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
     A.3  FOR proposals to declassify Boards of Directors
     A.4  AGAINST proposals to classify Boards of Directors
     A.5  AGAINST proposals supporting cumulative voting
     A.6  FOR proposals eliminating cumulative voting
     A.7  FOR proposals supporting confidential voting
     A.8  FOR proposals seeking election of supervisory board members
     A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

     A.10 AGAINST proposals for term limits for directors A.11 AGAINST proposals to establish a mandatory retirement age for directors
     A.12 AGAINST proposals requiring directors to own a minimum amount of company stock
     A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
     A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.
     A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors
     A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
     A.17 FOR proposals to elect account inspectors
     A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
     A.19 FOR proposals permitting shareholder ability to nominate directors directly
     A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
     A.21 FOR proposals permitting shareholder ability to remove directors directly
     A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

     B.   Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

     B.1  FOR approval of independent auditors, except for
          . auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent
          . auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation
          . on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company
     B.2  FOR proposal seeking authorization to fix the remuneration of auditors
     B.3  FOR approving internal statutory auditors

     C.   Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

     The Committee's general policy is to vote:

     C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
     C.2  FOR proposals to eliminate retirement benefits for outside directors
     C.3 AGAINST proposals to establish retirement benefits for outside directors
     C.4 FOR proposals approving the remuneration of directors or of supervisory board members
     C.5  AGAINST proposals to reprice stock options
     C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.
     C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
     C.8  AGAINST proposals seeking to pay outside directors only in stock
     C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

     D.   Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

     D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights
     D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
     D.3  FOR proposals approving share repurchase programs
     D.4  FOR proposals to split a company's stock
     D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

     E.   Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

     E.1  AGAINST proposals seeking to adopt a poison pill
     E.2  FOR proposals seeking to redeem a poison pill
     E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

     E.4  FOR proposals to change the company's name

     F.   Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings.

     The Committee's general policy is to vote:

     F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
     F.2 FOR proposals designating two shareholders to keep minutes of the meeting
     F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
     F.4 FOR proposals approving the discharge of management and the supervisory board
     F.5  FOR proposals approving the allocation of income and the dividend
     F.6 FOR proposals seeking authorization to file required documents/other formalities
     F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
     F.8  FOR proposals appointing inspectors of elections
     F.9  FOR proposals electing a chair of the meeting
     F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet
     F.11 AGAINST proposals to require rotating sites for shareholder meetings

     G.   Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

     G.1 AGAINST proposals seeking to have companies adopt international codes of conduct
     G.2  AGAINST proposals seeking to have companies report on:
          .    environmental liabilities;
          .    bank lending policies;
          .    corporate political contributions or activities;
          .    alcohol advertising and efforts to discourage drinking by minors;
          .    costs and risk of doing business in any individual country;
          .    involvement in nuclear defense systems
     G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
     G.4  AGAINST proposals seeking implementation of the CERES principles

                                Notice to Clients

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

                     PROXY VOTING POLICIES AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.

OVERVIEW
________

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE
____________________

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR
_________________

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS
______________

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST
_____________________

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING
__________________

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING
______________

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING
______________

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     .    Retains a record of the vote cast;

     . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     .    A record memorializing the basis for each referral vote cast;

     . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE
__________

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP
____________________________

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS
__________

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

PROXY VOTING POLICIES
_____________________

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE
______________

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     .    Corporate name change.

     .    A change of corporate headquarters.

     .    Stock exchange listing.

     .    Establishment of time and place of annual meeting.

     .    Adjournment or postponement of annual meeting.

     .    Acceptance/approval of financial statements.

     . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     .    Approval of minutes and other formalities.

     . Authorization of the transferring of reserves and allocation of income.

     .    Amendments to authorized signatories.

     .    Approval of accounting method changes or change in fiscal year-end.

     .    Acceptance of labor agreements.

     .    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS
________

We normally vote for proposals to:

     . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     .    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     .    Seek bids from other auditors.

     . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     .    Indemnify auditors.

Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

     Pioneer will vote for:

     . Audit, compensation and nominating committees composed of independent directors exclusively.

     . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     .    Election of an honorary director.

     We will vote against:

     .    Minimum stock ownership by directors.

     . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     . Requirements for union or special interest representation on the board.

     .    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

     . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

     . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

     . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     . Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

     . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     .    Contested election of directors.

     . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     .    Mandatory retirement policies.

     . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

     .    Cumulative voting.

     .    Increase ability for shareholders to call special meetings.

     .    Increase ability for shareholders to act by written consent.

     .    Restrictions on the ability to make greenmail payments.

     .    Submitting rights plans to shareholder vote.

     .    Rescinding shareholder rights plans ("poison pills").

     .    Opting out of the following state takeover statutes:

          . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

          . Control share cash-out provisions, which require large holders to acquire shares from other holders.

          . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

          . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

          . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

          .    Fair price provisions.

          .    Authorization of shareholder rights plans.

          .    Labor protection provisions.

          .    Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

     . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     .    Proposals that allow shareholders to nominate directors.

     We will vote against:

     .    Classified boards, except in the case of closed-end mutual funds.

     . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     .    Classes of shares with unequal voting rights.

     .    Supermajority vote requirements.

     . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     .    Extension of advance notice requirements for shareholder proposals.

     . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

     .    Changes in par value.

     .    Reverse splits, if accompanied by a reduction in number of shares.

     . Share repurchase programs, if all shareholders may participate on equal terms.

     .    Bond issuance.

     .    Increases in "ordinary" preferred stock.

     . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     .    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

     . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     . Increase in authorized common stock. We will make a determination considering, among other factors:

          .    Number of shares currently available for issuance;

          . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

          .    Proposed use of the additional shares; and

          . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     .    Proposals to submit private placements to shareholder vote.

     .    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

     .    401(k) benefit plans.

     . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

          .    Amendments to performance plans to conform with OBRA;

          .    Caps on annual grants or amendments of administrative features;

          .    Adding performance goals; and

          .    Cash or cash-and-stock bonus plans.

     . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     .    Require that option repricings be submitted to shareholders.

     .    Require the expensing of stock-option awards.

     . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

     . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                    DILUTION = (A + B + C) / (A + B + C + D), WHERE A = SHARES RESERVED FOR PLAN/AMENDMENT,
                    B = SHARES AVAILABLE UNDER CONTINUING PLANS,
                    C = SHARES GRANTED BUT UNEXERCISED AND
                    D = SHARES OUTSTANDING.

          .    The plan must not:

               . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

          . We are generally in favor of proposals that increase participation beyond executives.

     .    All other employee stock purchase plans.

     . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     .    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

     .    Limits on executive and director pay.

     .    Stock in lieu of cash compensation for directors.

Corporate Governance

     Pioneer will vote for:

     .    Confidential Voting.

     . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     . Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

     . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     . Bundled proposals. We will evaluate the overall impact of the proposal.

     .    Adopting or amending the charter, bylaws or articles of association.

     . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

     . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     .    Limitations on stock ownership or voting rights.

     .    Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS
__________________________

     Pioneer will vote on the following and similar issues on a case-by-case basis:

     .    Mergers and acquisitions.

     . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     .    Debt restructurings.

     .    Conversion of securities.

     .    Issuance of shares to facilitate a merger.

     .    Private placements, warrants, convertible debentures.

     . Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS
____________

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

     .    Establishment of new classes or series of shares.

     .    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

     . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     .    Approval of new or amended advisory contracts.

     .    Changes from closed-end to open-end format.

     .    Authorization for, or increase in, preferred shares.

     .    Disposition of assets, termination, liquidation, or mergers.

     . Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES
_____________

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     . Conduct studies regarding certain issues of public concern and interest;

     . Study the feasibility of the company taking certain actions with regard to such issues; or

     . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                                   APPENDIX B
                                   __________

--------------------------------------------------------------------------------

                          JANUS CAPITAL MANAGEMENT LLC

                             PROXY VOTING PROCEDURES
                                  DECEMBER 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are

----------
/1/ All references to portfolio managers include assistant portfolio managers.

processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          JANUS CAPITAL MANAGEMENT LLC
                             PROXY VOTING GUIDELINES

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES
_________________________

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.
     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
               a. attend less than 75% of the board and committee meetings without a valid excuse;
               b. ignore shareholder proposals that are approved by a majority of the shares outstanding;
               c. are non-independent directors and sit on the audit, compensation or nominating committees;
               d. are non-independent directors and the board does not have an audit, compensation, or nominating committees; or
               e. are audit committee members and the non-audit fees paid to the auditor are `excessive' (as determined by the Proxy Voting Service).
     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*
     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.
     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.
     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.
     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.
     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.
     9. Janus will generally vote with management regarding proposals to declassify a board.
     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

     Auditors
     ________

     11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.
     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*
     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

     In addition, Janus will generally oppose plans that:
               a.   provide for repricing of underwater options;
               b. provide for automatic replenishment ("evergreen") or reload options; and/or
               c. create an inconsistent relationship between long term share performance and compensation increases.

     Other Compensation Related Proposals
     ____________________________________

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.
     15. Janus will generally vote in favor of proposals requiring the expensing of options.
     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.
     17. Janus will generally oppose proposals regarding the repricing of underwater options.
     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.
     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.
     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).
     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.
     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
               a. The parachute should be less attractive than an ongoing employment opportunity with the firm;
               b. The triggering mechanism should be beyond the control of management; and
               c. The amount should not exceed three times base salary plus guaranteed benefits.
     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:
          a. requiring executive officers and directors to hold a minimum amount of stock in the company;
          b. requiring stock acquired through exercised options to be held for a certain period of time; and
          c.   using restricted stock grants instead of options.

     Other Corporate Matters
     _______________________

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.
     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).
     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*
     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*
     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.
     32.  Janus will evaluate plans of reorganization on a case-by-case basis.*
     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.
     34. Janus will generally vote in favor of proposals regarding changes in company name.
     35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*
     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*
     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").
     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).
     39. Janus will generally vote in favor of proposals to adopt cumulative voting.
     40. Janus will generally vote in favor of proposals to require that voting be confidential.
     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).
     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.
     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:
     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.
     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                         DREMAN VALUE MANAGEMENT L.L.C.

                      PROXY VOTING POLICIES AND PROCEDURES

I.   Policy

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  Proxy Voting Procedures

     (a) All proxies received by Dreman Value Management LLC will be sent to the Compliance Officer. The Compliance Officer will:

          (1)  Keep a record of each proxy received

          (2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

          (3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

          (4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

          (6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

     In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

     (1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

     (2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

     For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

     (1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

     (2)  Whether the proposal acts to entrench existing management; and

     (3) Whether the proposal fairly compensates management for past and future performance.

     Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV.  Conflicts of Interest

     (1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

     (2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V.   Disclosure

          (a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain
                            _________________
               information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

          (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  Recordkeeping

     The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

     (1) Copies of these proxy voting policies and procedures and any amendments thereto.

     (2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

     (3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

     (4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004 and March 15, 2005

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

          These policies and procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C.   Monitoring System;

          D.   Records Retention; and

          E.   Reports.

  A. VOTING GUIDELINES

1.   General Policy; Potential Conflicts of Interest

          MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

          MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

2.   MFS' Policy on Specific Issues

          ELECTION OF DIRECTORS
          _____________________

     MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer:
     (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

     MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

          CLASSIFIED BOARDS
          _________________

     MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

               Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

               MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

               MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

               MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

               MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

               EXPENSING OF STOCK OPTIONS
               __________________________

               While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

               EXECUTIVE COMPENSATION
               ______________________

               MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

               EMPLOYEE STOCK PURCHASE PLANS
               _____________________________

               MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

               "GOLDEN PARACHUTES"
               ___________________

               From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

               ANTI-TAKEOVER MEASURES
               ______________________

               In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

               MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

               MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

               REINCORPORATION AND REORGANIZATION PROPOSALS
               ____________________________________________

               When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

          Issuance of Stock

               There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

               REPURCHASE PROGRAMS
               ___________________

               MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

          CONFIDENTIAL VOTING

               MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from

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          having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

               CUMULATIVE VOTING
               _________________

               MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

               WRITTEN CONSENT AND SPECIAL MEETINGS
               ____________________________________

               Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

               INDEPENDENT AUDITORS
               ____________________

               MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

          Best Practices Standards

               Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

               FOREIGN ISSUERS - SHARE BLOCKING
               ________________________________

               In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

               SOCIAL ISSUES
               _____________

               There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

               The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.   ADMINISTRATIVE PROCEDURES
     _________________________

     1.   MFS PROXY REVIEW GROUP
          ______________________

          The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

     2.   POTENTIAL CONFLICTS OF INTEREST
          _______________________________

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

     3.   GATHERING PROXIES
          _________________

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

     4.   ANALYZING PROXIES
          _________________

          After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (E.G., those involving only uncontested elections of directors and the appointment of auditors)/2/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (E.G., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./3/

          Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES
          ______________

          After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and

----------
/2/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

/3/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

     clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

          When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D.   RECORDS RETENTION

          MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

     E.   REPORTS
          _______

MFS Funds

          Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

          Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                         A I M CAPITAL MANAGEMENT, INC.

                          PROXY POLICIES AND PROCEDURES

                          AS AMENDED SEPTEMBER 16, 2004

PROXY POLICIES:

     Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. BOARDS OF DIRECTORS

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

     . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

     . Attend less than 75 percent of the board and committee meetings without a valid excuse;

     .    Implement or renew a dead-hand or modified dead-hand poison pill;

     .    Sit on the boards of an excessive number of companies;

     . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

     . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

     . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

     . Long-term financial performance of the target company relative to its industry;

     .    Management's track record;

     .    Portfolio manager's assessment;

     .    Qualifications of director nominees (both slates);

     . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     .    Background to the proxy contest.

II. INDEPENDENT AUDITORS

     A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

     . It is not clear that the auditors will be able to fulfill their function;

     . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

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


     . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. COMPENSATION PROGRAMS

     Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

     . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

     . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

     . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

     . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. CORPORATE MATTERS

     We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

     . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

     . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

     . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

     . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

     . We will generally abstain from shareholder social and environmental proposals.

     . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

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


     . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

     . We will generally vote for proposals to lower barriers to shareholder action.

     . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. OTHER

     . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

     . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

     . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

     AIM's proxy policies, and the procedures noted below, may be amended from time to time.

PROXY COMMITTEE PROCEDURES:

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issueswhere AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
Trustees:

          1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

          2. AIM will not publicly announce its voting intentions and the reasons therefore.

          3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

          4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

BUSINESS/DISASTER RECOVERY:

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the

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proxy committee may vote proxies in accordance with the policies stated herein.
If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

RESTRICTIONS AFFECTING VOTING:

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

CONFLICT OF INTEREST:

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report. To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

FUND OF FUNDS:

     When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

PROXY VOTING POLICIES AND PROCEDURES

--------------------------------------------------------------------------------
Effective Date:                                             May 5, 2003
--------------------------------------------------------------------------------
Last Revision Date:                                         March 29, 2005
--------------------------------------------------------------------------------

I.   INTRODUCTION

          DEUTSCHE ASSET MANAGEMENT (DEAM)/4/ HAS ADOPTED AND IMPLEMENTED THE FOLLOWING POLICIES AND PROCEDURES, WHICH IT BELIEVES ARE REASONABLY DESIGNED TO ENSURE THAT PROXIES ARE VOTED IN THE BEST ECONOMIC INTEREST OF CLIENTS, IN ACCORDANCE WITH ITS FIDUCIARY DUTIES AND SEC RULE 206(4)-6 UNDER THE INVESTMENT ADVISERS ACT OF 1940. IN ADDITION TO SEC REQUIREMENTS GOVERNING ADVISERS, DEAM'S PROXY POLICIES REFLECT THE FIDUCIARY STANDARDS AND RESPONSIBILITIES FOR ERISA ACCOUNTS SET OUT IN DEPARTMENT OF LABOR BULLETIN 94-2, 29 CFR 2509.94-2 (JULY 29,1994).

     II.  DEAM'S PROXY VOTING RESPONSIBILITIES

          PROXY VOTES ARE THE PROPERTY OF DEAM'S ADVISORY CLIENTS./5/ AS SUCH, DEAM'S AUTHORITY AND RESPONSIBILITY TO VOTE SUCH PROXIES DEPEND UPON ITS CONTRACTUAL RELATIONSHIPS WITH ITS CLIENTS. DEAM HAS DELEGATED RESPONSIBILITY FOR EFFECTING ITS ADVISORY CLIENTS' PROXY VOTES TO INSTITUTIONAL SHAREHOLDER SERVICES ("ISS"), AN INDEPENDENT THIRD-PARTY PROXY VOTING SPECIALIST . ISS VOTES DEAM'S ADVISORY CLIENTS' PROXIES IN ACCORDANCE WITH DEAM'S PROXY GUIDELINES OR DEAM'S SPECIFIC INSTRUCTIONS. WHERE A CLIENT HAS GIVEN SPECIFIC INSTRUCTIONS AS TO HOW A PROXY SHOULD BE VOTED, DEAM WILL NOTIFY ISS TO CARRY OUT THOSE INSTRUCTIONS. WHERE NO SPECIFIC INSTRUCTIONS EXISTS, DEAM WILL FOLLOW THE PROCEDURES IN VOTING THE PROXIES SET FORTH IN THIS DOCUMENT.

          DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES FOR INVESTMENT COMPANIES AND OTHER CLIENTS FOR WHICH IT SERVES AS INVESTMENT ADVISER. WITH RESPECT TO CLIENT ACCOUNTS THAT ARE SUB-ADVISED BY AN AFFILIATED OR UNAFFILIATED INVESTMENT ADVISER, DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES, OR SUCH RESPONSIBILITIES MAY BE DELEGATED TO THE SUB-ADVISER. SIMILARLY, DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES WITH RESPECT TO ADVISORY CLIENT ACCOUNTS FOR WHICH IT SERVES AS INVESTMENT SUB-ADVISER.

     III.POLICIES

     1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

----------
/4/ DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies, as listed on Exhibit 1.

/5/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

          DEAM HAS ADOPTED THE FOLLOWING POLICIES AND PROCEDURES TO ENSURE THAT PROXIES ARE VOTED IN ACCORDANCE WITH THE BEST ECONOMIC INTEREST OF ITS CLIENTS, AS DETERMINED BY DEAM IN GOOD FAITH AFTER APPROPRIATE REVIEW.

2.   THE PROXY VOTING WORKING GROUP

     THE PROXY VOTING WORKING GROUP (THE "PVWG") IS AN INTERNAL WORKING GROUP ESTABLISHED BY DEAM'S INVESTMENT COMMITTEE PURSUANT TO A WRITTEN CHARTER. THE PVWG IS RESPONSIBLE FOR OVERSEEING DEAM'S PROXY VOTING ACTIVITIES,
     INCLUDING:

          (I)  ADOPTING, MONITORING AND UPDATING GUIDELINES, ATTACHED AS EXHIBIT
                                                                         _______
               A (THE "GUIDELINES"), THAT PROVIDE HOW DEAM WILL GENERALLY VOTE
               _
               PROXIES PERTAINING TO A COMPREHENSIVE LIST OF COMMON PROXY VOTING MATTERS;

          (II) VOTING PROXIES WHERE (A) THE ISSUES ARE NOT COVERED BY SPECIFIC CLIENT INSTRUCTION OR THE GUIDELINES; (B) THE GUIDELINES SPECIFY THAT THE ISSUES ARE TO BE DETERMINED ON A CASE-BY-CASE BASIS; OR
               (C) WHERE AN EXCEPTION TO THE GUIDELINES MAY BE IN THE BEST ECONOMIC INTEREST OF DEAM'S CLIENTS; AND

          (III)MONITORING THE PROXY DEPARTMENT'S PROXY VOTING ACTIVITIES (SEE BELOW):

     DEAM'S PROXY DEPARTMENT, A UNIT OF DEAM'S ASSET MANAGEMENT OPERATIONS GROUP, IS RESPONSIBLE FOR COORDINATING WITH ISS TO ADMINISTER DEAM'S PROXY VOTING PROCESS AND FOR VOTING PROXIES IN ACCORDANCE WITH ANY SPECIFIC CLIENT INSTRUCTIONS OR, IF THERE ARE NONE, THE GUIDELINES, AND OVERSEEING ISS' PROXY RESPONSIBILITIES IN THIS REGARD.

          3. AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

          COPIES OF THESE POLICIES AND PROCEDURES, AS THEY MAY BE UPDATED FROM TIME TO TIME, ARE MADE AVAILABLE TO CLIENTS AS REQUIRED BY LAW AND OTHERWISE AT DEAM'S DISCRETION. CLIENTS MAY ALSO OBTAIN INFORMATION ON HOW THEIR PROXIES WERE VOTED BY DEAM AS REQUIRED BY LAW AND OTHERWISE AT DEAM'S DISCRETION; HOWEVER, DEAM MUST NOT SELECTIVELY DISCLOSE ITS INVESTMENT COMPANY CLIENTS' PROXY VOTING RECORDS. THE PROXY DEPARTMENT WILL MAKE PROXY VOTING REPORTS AVAILABLE TO ADVISORY CLIENTS UPON REQUEST. THE INVESTMENT COMPANIES' PROXY VOTING RECORDS WILL BE DISCLOSED TO SHAREHOLDERS BY MEANS OF PUBLICLY-AVAILABLE ANNUAL FILINGS OF EACH COMPANY'S PROXY VOTING RECORD FOR 12-MONTH PERIODS ENDED JUNE 30 (SEE "RECORDKEEPING" BELOW).

     IV. PROCEDURES

          THE KEY ASPECTS OF DEAM'S PROXY VOTING PROCESS ARE AS FOLLOWS:

     1.   THE PVWG'S PROXY VOTING GUIDELINES

          The Guidelines set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

          THE PVWG WILL REVIEW THE GUIDELINES AS NECESSARY TO SUPPORT THE BEST ECONOMIC INTERESTS OF DEAM'S CLIENTS AND, IN ANY EVENT, AT LEAST ANNUALLY. THE PVWG WILL MAKE CHANGES TO THE GUIDELINES, WHETHER AS A RESULT OF THE ANNUAL REVIEW OR OTHERWISE, TAKING SOLELY INTO ACCOUNT THE BEST ECONOMIC INTERESTS OF CLIENTS. BEFORE CHANGING THE GUIDELINES, THE PVWG WILL THOROUGHLY REVIEW AND EVALUATE THE PROPOSED CHANGE AND THE REASONS THEREFOR, AND THE PVWG CHAIR WILL ASK PVWG MEMBERS WHETHER ANYONE OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT HAS REQUESTED OR ATTEMPTED TO INFLUENCE THE PROPOSED CHANGE AND WHETHER ANY MEMBER HAS A CONFLICT OF INTEREST WITH RESPECT TO THE PROPOSED CHANGE. IF ANY SUCH MATTER IS REPORTED TO THE PVWG CHAIR, THE CHAIR WILL PROMPTLY NOTIFY THE CONFLICTS REVIEW COMMITTEE (SEE BELOW) AND WILL DEFER THE APPROVAL, IF POSSIBLE. LASTLY, THE PVWG WILL FULLY DOCUMENT ITS RATIONALE FOR APPROVING ANY CHANGE TO THE GUIDELINES.

          THE GUIDELINES MAY REFLECT A VOTING POSITION THAT DIFFERS FROM THE ACTUAL PRACTICES OF THE PUBLIC COMPANY(IES) WITHIN THE DEUTSCHE BANK ORGANIZATION OR OF THE INVESTMENT COMPANIES FOR WHICH DEAM OR AN AFFILIATE SERVES AS INVESTMENT ADVISER OR SPONSOR. INVESTMENT COMPANIES, PARTICULARLY CLOSED-END INVESTMENT COMPANIES, ARE DIFFERENT FROM TRADITIONAL OPERATING COMPANIES. THESE DIFFERENCES MAY CALL FOR DIFFERENCES IN VOTING POSITIONS ON THE SAME MATTER. FURTHER, THE MANNER IN WHICH DEAM VOTES INVESTMENT COMPANY PROXIES MAY DIFFER FROM PROPOSALS FOR WHICH A DEAM-ADVISED OR SPONSORED INVESTMENT COMPANY SOLICITS PROXIES FROM ITS SHAREHOLDERS. AS REFLECTED IN THE GUIDELINES, PROXIES SOLICITED BY CLOSED-END (AND OPEN-END) INVESTMENT COMPANIES ARE GENERALLY VOTED IN ACCORDANCE WITH THE PRE-DETERMINED GUIDELINES OF ISS. SEE SECTION IV.3.B.

               2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE PVWG

          THE PROXY DEPARTMENT HEAD WILL REFER TO THE PVWG ALL PROXY PROPOSALS
          (I) THAT ARE NOT COVERED BY SPECIFIC CLIENT INSTRUCTIONS OR THE GUIDELINES; OR (II) THAT, ACCORDING TO THE GUIDELINES, SHOULD BE EVALUATED AND VOTED ON A CASE-BY-CASE BASIS.

          ADDITIONALLY, IF A MEMBER OF THE PROXY DEPARTMENT, THE PROXY DEPARTMENT HEAD, THE PVWG CHAIR OR ANY MEMBER OF THE PVWG, A PORTFOLIO MANAGER, A RESEARCH ANALYST OR A SUB-ADVISER BELIEVES THAT VOTING A PARTICULAR PROXY IN ACCORDANCE WITH THE GUIDELINES MAY NOT BE IN THE BEST ECONOMIC INTERESTS OF CLIENTS, THAT INDIVIDUAL MAY BRING THE MATTER TO THE ATTENTION OF THE PVWG CHAIR AND/OR THE PROXY DEPARTMENT HEAD./6/

          IF THE PROXY DEPARTMENT REFERS A PROXY PROPOSAL TO PVWG OR PVWG DETERMINES THAT VOTING A PARTICULAR PROXY IN ACCORDANCE WITH THE GUIDELINES IS NOT IN THE BEST ECONOMIC INTERESTS OF CLIENTS, THE PVWG WILL EVALUATE AND VOTE THE PROXY, SUBJECT TO THE PROCEDURES BELOW REGARDING CONFLICTS.

          THE PVWG ENDEAVORS TO HOLD MEETINGS TO DECIDE HOW TO VOTE PARTICULAR PROXIES SUFFICIENTLY BEFORE THE VOTING DEADLINE SO THAT THE PROCEDURES BELOW REGARDING CONFLICTS CAN BE COMPLETED BEFORE THE PVWG'S VOTING DETERMINATION.

----------
/6/ The Proxy Department Head generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Department Head to bring the solicitation to the attention of the PVWG Chair. DeAM portfolio managers, DeAM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the PVWG Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the PVWG Chair distributes to DeAM portfolio managers and DeAM research analysts.

               3.   CERTAIN PROXY VOTES MAY NOT BE CAST

          IN SOME CASES, THE PVWG MAY DETERMINE THAT IT IS IN THE BEST ECONOMIC INTERESTS OF ITS CLIENTS NOT TO VOTE CERTAIN PROXIES. FOR EXAMPLE, IT IS DEAM'S POLICY NOT TO VOTE PROXIES OF ISSUERS SUBJECT TO LAWS OF THOSE JURISDICTIONS THAT IMPOSE RESTRICTIONS UPON SELLING SHARES AFTER PROXIES ARE VOTED, IN ORDER TO PRESERVE LIQUIDITY. IN OTHER CASES, IT MAY NOT BE POSSIBLE TO VOTE CERTAIN PROXIES, DESPITE GOOD FAITH EFFORTS TO DO SO. FOR EXAMPLE, SOME JURISDICTIONS DO NOT PROVIDE ADEQUATE NOTICE TO SHAREHOLDERS SO THAT PROXIES MAY BE VOTED ON A TIMELY BASIS. VOTING RIGHTS ON SECURITIES THAT HAVE BEEN LOANED TO THIRD-PARTIES TRANSFER TO THOSE THIRD-PARTIES, WITH LOAN TERMINATION OFTEN BEING THE ONLY WAY TO ATTEMPT TO VOTE PROXIES ON THE LOANED SECURITIES. LASTLY, THE PVWG MAY DETERMINE THAT THE COSTS TO THE CLIENT(S) ASSOCIATED WITH VOTING A PARTICULAR PROXY OR GROUP OF PROXIES OUTWEIGHS THE ECONOMIC BENEFITS EXPECTED FROM VOTING THE PROXY OR GROUP OF PROXIES.

          THE PROXY DEPARTMENT HEAD WILL COORDINATE WITH THE PVWG CHAIR REGARDING ANY SPECIFIC PROXIES AND ANY CATEGORIES OF PROXIES THAT WILL NOT OR CANNOT BE VOTED. THE REASONS FOR NOT VOTING ANY PROXY SHALL BE DOCUMENTED.

               4.   CONFLICT OF INTEREST PROCEDURES

          A.  PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE
              __________________________________________________________________

OVERRIDING PRINCIPLE. In the limited circumstances where the PVWG votes proxies,/7/ the PVWG will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DeAM's clients./8/

          INDEPENDENCE OF THE PVWG. As a matter of Compliance policy, the PVWG and the Proxy Department are structured to be independent from other parts of Deutsche Bank. Members of the PVWG and employees in the Proxy Department are employees of DeAM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of DeAM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

          CONFLICT REVIEW PROCEDURES. There will be a committee (the "Conflicts Review Committee") established within DeAM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVWG. Promptly upon a determination that a vote shall be presented to the PVWG, the PVWG Chair shall notify the Conflicts Review Committee. The Conflicts Review Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person participating in the proxy voting

----------
/7/ As mentioned above, the PVWG votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
     (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/8/ The Head of the Proxy Department, who serves as the non-voting secretary of the PVWG, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts Review Committee.

          process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVWG's decision on the particular vote at issue.

          The information considered by the Conflicts Review Committee may include information regarding (i) DeAM client relationships; (ii) any relevant personal conflict known by the Conflicts Review Committee or brought to the attention of the Conflicts Review Committee; (iii) and any communications with members of the PVWG (or anyone participating or providing information to the PVWG) and any person outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client regarding the vote at issue. In the context of any determination, the Conflicts Review Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

               Upon completion of the investigation, the Conflicts Review
                    Committee will document its findings and conclusions. If the Conflicts Review Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts Review Committee will so inform the PVWG chair.

               If notified that DeAM has a material conflict of interest as described above, the PVWG chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) ISS. If notified that certain individuals should be recused from the proxy vote at issue, the PVWG Chair shall do so in accordance with the procedures set forth below.

          PROCEDURES TO BE FOLLOWED BY THE PVWG. AT THE BEGINNING OF ANY DISCUSSION REGARDING HOW TO VOTE ANY PROXY, THE PVWG CHAIR (OR HIS OR HER DELEGATE) WILL INQUIRE AS TO WHETHER ANY PVWG MEMBER (WHETHER VOTING OR EX OFFICIO) OR ANY PERSON PARTICIPATING IN THE PROXY VOTING PROCESS HAS A PERSONAL CONFLICT OF INTEREST OR HAS ACTUAL KNOWLEDGE OF AN ACTUAL OR APPARENT CONFLICT THAT HAS NOT BEEN REPORTED TO THE CONFLICTS REVIEW COMMITTEE.

          THE PVWG CHAIR ALSO WILL INQUIRE OF THESE SAME PARTIES WHETHER THEY HAVE ACTUAL KNOWLEDGE REGARDING WHETHER ANY DIRECTOR, OFFICER OR EMPLOYEE OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT, HAS: (I) REQUESTED THAT DEAM, THE PROXY DEPARTMENT (OR ANY MEMBER THEREOF) OR A PVWG MEMBER VOTE A PARTICULAR PROXY IN A CERTAIN MANNER; (II) ATTEMPTED TO INFLUENCE DEAM, THE PROXY DEPARTMENT (OR ANY MEMBER THEREOF), A PVWG MEMBER OR ANY OTHER PERSON IN CONNECTION WITH PROXY VOTING ACTIVITIES; OR (III) OTHERWISE COMMUNICATED WITH A PVWG MEMBER OR ANY OTHER PERSON PARTICIPATING OR PROVIDING INFORMATION TO THE PVWG REGARDING THE PARTICULAR PROXY VOTE AT ISSUE, AND WHICH INCIDENT HAS NOT YET BEEN REPORTED TO THE CONFLICTS REVIEW COMMITTEE.

          IF ANY SUCH INCIDENT ARE REPORTED TO THE PVWG CHAIR, THE CHAIR WILL PROMPTLY NOTIFY THE CONFLICTS REVIEW COMMITTEE AND, IF POSSIBLE, WILL DELAY THE VOTE UNTIL THE CONFLICTS REVIEW COMMITTEE CAN COMPLETE THE CONFLICTS REPORT. IF A DELAY IS NOT POSSIBLE, THE CONFLICTS REVIEW COMMITTEE WILL INSTRUCT THE PVWG WHETHER ANYONE SHOULD BE RECUSED FROM THE PROXY VOTING PROCESS, OR WHETHER DEAM SHOULD SEEK

          INSTRUCTIONS AS TO HOW TO VOTE THE PROXY AT ISSUE FROM ISS OR, IF TIME PERMITS, AFFECTED CLIENTS. THESE INQUIRIES AND DISCUSSIONS WILL BE PROPERLY REFLECTED IN THE PVWG'S MINUTES.

          DUTY TO REPORT. ANY DEAM EMPLOYEE, INCLUDING ANY PVWG MEMBER (WHETHER VOTING OR EX OFFICIO), THAT IS AWARE OF ANY ACTUAL OR APPARENT CONFLICT OF INTEREST RELEVANT TO, OR ANY ATTEMPT BY ANY PERSON OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT TO INFLUENCE, HOW DEAM VOTES ITS PROXIES HAS A DUTY TO DISCLOSE THE EXISTENCE OF THE SITUATION TO THE PVWG CHAIR (OR HIS OR HER DESIGNEE) AND THE DETAILS OF THE MATTER TO THE CONFLICTS REVIEW COMMITTEE. IN THE CASE OF ANY PERSON PARTICIPATING IN THE DELIBERATIONS ON A SPECIFIC VOTE, SUCH DISCLOSURE SHOULD BE MADE BEFORE ENGAGING IN ANY ACTIVITIES OR PARTICIPATING IN ANY DISCUSSION PERTAINING TO THAT VOTE.

          RECUSAL OF MEMBERS. THE PVWG WILL RECUSE FROM PARTICIPATING IN A SPECIFIC PROXY VOTE ANY PVWG MEMBERS (WHETHER VOTING OR EX OFFICIO) AND/OR ANY OTHER PERSON WHO (I) ARE PERSONALLY INVOLVED IN A MATERIAL CONFLICT OF INTEREST; OR (II) WHO, AS DETERMINED BY THE CONFLICTS REVIEW COMMITTEE, HAVE ACTUAL KNOWLEDGE OF A CIRCUMSTANCE OR FACT THAT COULD AFFECT THEIR INDEPENDENT JUDGMENT, IN RESPECT OF SUCH VOTE. THE PVWG WILL ALSO EXCLUDE FROM CONSIDERATION THE VIEWS OF ANY PERSON (WHETHER REQUESTED OR VOLUNTEERED) IF THE PVWG OR ANY MEMBER THEREOF KNOWS, OR IF THE CONFLICTS REVIEW COMMITTEE HAS DETERMINED, THAT SUCH OTHER PERSON HAS A MATERIAL CONFLICT OF INTEREST WITH RESPECT TO THE PARTICULAR PROXY, OR HAS ATTEMPTED TO INFLUENCE THE VOTE IN ANY MANNER PROHIBITED BY THESE POLICIES.

          IF, AFTER EXCLUDING ALL RELEVANT PVWG VOTING MEMBERS PURSUANT TO THE PARAGRAPH ABOVE, THERE ARE THREE OR MORE PVWG VOTING MEMBERS REMAINING, THOSE REMAINING PVWG MEMBERS WILL DETERMINE HOW TO VOTE THE PROXY IN ACCORDANCE WITH THESE POLICIES AND PROCEDURES. IF THERE ARE FEWER THAN THREE PVWG VOTING MEMBERS REMAINING, THE PVWG CHAIR WILL OBTAIN INSTRUCTIONS AS TO HOW TO HAVE THE PROXY VOTED FROM, IF TIME PERMITS, THE AFFECTED CLIENTS AND OTHERWISE FROM ISS.

          B.   Investment Companies and Affiliated Public Companies
               ____________________________________________________

               INVESTMENT COMPANIES. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DeAM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

          AFFILIATED PUBLIC COMPANIES. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

          C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST
               _________________________________________________

               DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

     . DEUTSCHE BANK AMERICAS RESTRICTED ACTIVITIES POLICY. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no DeAM employee may be subject to the supervision or control of any employee of CIB. No DeAM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of DeAM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of DeAM (and should only be discussed on a need-to-know basis within DeAM).

     . DEUTSCHE BANK AMERICAS INFORMATION BARRIERS FOR SECTIONS 13 AND 16, AND
          REG. M POLICY. This policy establishes information barriers between Deutsche Bank employees from CIB, on the one hand, and Deutsche Bank employees from PCAM. The information barriers depend upon PCAM and CIB personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees

     Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Bank Americas Confidential and Inside Information Policy, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or, its members) would be involved in, aware of or influence by, an actual or apparent conflict of interest.

     V. RECORDKEEPING

DEAM WILL MAINTAIN A RECORD OF EACH VOTE CAST BY DEAM THAT INCLUDES AMONG OTHER THINGS, COMPANY NAME, MEETING DATE, PROPOSALS PRESENTED, VOTE CAST AND SHARES VOTED. IN ADDITION, THE PROXY DEPARTMENT MAINTAINS RECORDS FOR EACH OF THE PROXY BALLOTS IT VOTES. SPECIFICALLY, THE DEPARTMENT'S RECORDS INCLUDE, BUT ARE NOT LIMITED TO:

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     .    THE PROXY STATEMENT (AND ANY ADDITIONAL SOLICITATION MATERIALS) AND
          RELEVANT PORTIONS OF ANNUAL STATEMENTS.

     . ANY ADDITIONAL INFORMATION CONSIDERED IN THE VOTING PROCESS THAT MAY BE OBTAINED FROM AN ISSUING COMPANY, ITS AGENTS OR PROXY RESEARCH FIRMS.

     . ANALYST WORKSHEETS CREATED FOR STOCK OPTION PLAN AND SHARE INCREASE ANALYSES

     .    PROXY EDGE PRINT-SCREEN OF ACTUAL VOTE ELECTION.

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DEAM WILL MAINTAIN THE ABOVE RECORDS IN AN EASILY ACCESSIBLE PLACE FOR NO LESS THAN SIX YEARS FROM THE END OF THE FISCAL YEAR DURING WHICH THE LAST ENTRY WAS MADE ON SUCH RECORD, THE FIRST THREE YEARS IN AN APPROPRIATE DEAM OFFICE.

With respect to DeAM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security considered AT ANY SHAREHOLDER MEETING HELD DURING THE PERIOD COVERED by the report and with respect to which the company was entitled to vote:

     .    The name of the issuer of the portfolio security;

     . The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

     . The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     .    The shareholder meeting date;

     .    A brief identification of the matter voted on;

     . Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

     . How the company cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

     .    Whether the company cast its vote for or against management.

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     VI.  THE PVWG'S OVERSIGHT ROLE

IN ADDITION TO ADOPTING THE GUIDELINES AND MAKING PROXY VOTING DECISIONS ON MATTERS REFERRED TO IT AS SET FORTH ABOVE, THE PVWG WILL MONITOR THE PROXY VOTING PROCESS BY REVIEWING SUMMARY PROXY INFORMATION PRESENTED BY ISS. THE PVWG WILL USE THIS REVIEW PROCESS TO DETERMINE, AMONG OTHER THINGS, WHETHER ANY CHANGES SHOULD BE MADE TO THE GUIDELINES. THIS REVIEW WILL TAKE PLACE AT LEAST QUARTERLY AND WILL BE DOCUMENTED IN THE PVWG'S MINUTES.

Attachment A - Proxy Voting Guidelines
Exhibit 1 - List of Other Advisers

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                                                                    Attachment A

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.   BOARD OF DIRECTORS AND EXECUTIVES........................................81

     A. ELECTION OF DIRECTORS.................................................81

     B. CLASSIFIED BOARDS OF DIRECTORS........................................81

     C. BOARD AND COMMITTEE INDEPENDENCE......................................81

     D. LIABILITY AND INDEMNIFICATION OF DIRECTORS............................81

     E. QUALIFICATIONS OF DIRECTORS...........................................82

     F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES.........................82

     G. PROPOSALS TO FIX THE SIZE OF THE BOARD..................................

     H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE
BOARDS

II.  CAPITAL STRUCTURE........................................................82

     A. AUTHORIZATION OF ADDITIONAL SHARES....................................82

     B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK........................83

     C. STOCK SPLITS/REVERSE STOCK SPLITS.....................................83

     D. DUAL CLASS/SUPERVOTING STOCK..........................................83

     E. LARGE BLOCK ISSUANCE..................................................83

     F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK.........................83

     G. SHARE REPURCHASES.....................................................83

     H. REDUCTIONS IN PAR VALUE...............................................83

III.    CORPORATE GOVERNANCE ISSUES...........................................84

     A. CONFIDENTIAL VOTING...................................................84

     B. CUMULATIVE VOTING.....................................................84

     C. SUPERMAJORITY VOTING REQUIREMENTS.....................................84

     D. SHAREHOLDER RIGHT TO VOTE.............................................84

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IV.     COMPENSATION..........................................................85

     A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS.............................85

     B. EMPLOYEE STOCK OPTION/PURCHASE PLANS..................................85

     C. GOLDEN PARACHUTES.....................................................86

     D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION.................86

     E. OPTION EXPENSING......................................................86

V.   ANTI-TAKEOVER RELATED ISSUES.............................................86

     A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS").............................86

     B. REINCORPORATION.......................................................86

     C. FAIR-PRICE PROPOSALS..................................................87

     D. EXEMPTION FROM STATE TAKEOVER LAWS....................................87

     E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS................................87

VI.     MERGERS & ACQUISITIONS................................................87

VII.    SOCIAL & POLITICAL ISSUES.............................................87

     A. LABOR & HUMAN RIGHTS..................................................88

     B. ENVIRONMENTAL ISSUES..................................................88

     C. DIVERSITY & EQUALITY..................................................88

     D. HEALTH & SAFETY.......................................................88

     E. GOVERNMENT/MILITARY...................................................89

     F. TOBACCO...............................................................89

VIII.   MISCELLANEOUS ITEMS...................................................89

     A. RATIFICATION OF AUDITORS..............................................89

     B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR......89

     C. AUDIT FIRM ROTATION...................................................90

     D. TRANSACTION OF OTHER BUSINESS.........................................90

     E. MOTIONS TO ADJOURN THE MEETING........................................90

     F. BUNDLED PROPOSALS.....................................................90

     G. CHANGE OF COMPANY NAME................................................90

     H. PROPOSALS RELATED TO THE ANNUAL MEETING...............................90

     I. INVESTMENT COMPANY PROXIES............................................90

     J. INTERNATIONAL PROXY VOTING............................................91

--------------------------------------------------------------------------------

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These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor.

I.   Board of Directors and Executives
A. Election of Directors

Routine: DeAM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Working Group (PVWG) as set forth in the Deutsche Asset Management
(DeAM)'s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.
B. Classified Boards of Directors

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.
C. Board and Committee Independence

DeAM policy is to vote:
1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.
3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.   "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. Liability and Indemnification of Directors

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.
E. Qualifications of Directors

DeAM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.
F. Removal of Directors and Filling of Vacancies

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.
G. Proposals to Fix the Size of the Board

DeAM policy is to vote:
1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

DeAM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

II.  Capital Structure
A. Authorization of Additional Shares

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. Authorization of "Blank Check" Preferred Stock

DeAM policy is to vote:
1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.
C. Stock Splits/Reverse Stock Splits

DeAM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.
D. Dual Class/Supervoting Stock

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.
E. Large Block Issuance

DeAM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the PVWG as set forth in DeAM's Proxy Policies and Procedures.
Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.
F. Recapitalization into a Single Class of Stock

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.
G. Share Repurchases

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.
H. Reductions in Par Value

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. Corporate Governance Issues
A. Confidential Voting

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.
B. Cumulative Voting

DeAM policy is to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance AND does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:
a) The company has a five year return on investment greater than the relevant industry index,
b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, AND
c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.
C. Supermajority Voting Requirements

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements. *Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.
D. Shareholder Right to Vote

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

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


Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.  Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.
A. Executive and Director Stock Option Plans

DeAM policy is to vote "for" stock option plans that meet the following criteria:
(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)
(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.
(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)  The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.
B. Employee Stock Option/Purchase Plans

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C. Golden Parachutes

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.
D. Proposals to Limit Benefits or Executive Compensation

DeAM policy is to vote "against"
1.   Proposals to limit benefits, pensions or compensation and
2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.
E. Option Expensing

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

V.   Anti-Takeover Related Issues
A. Shareholder Rights Plans ("Poison Pills")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.
B. Reincorporation

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.
C. Fair-Price Proposals

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.
A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.
D. Exemption from state takeover laws

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E. Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.  Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

VII. Social & Political Issues

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles affecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

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Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A. Labor & Human Rights

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies
B. Environmental Issues

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (E.G., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involve significant cost to companies.
C. Diversity & Equality

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. Health & Safety

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

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E. Government/Military

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. DeAM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.
F. Tobacco

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. Miscellaneous Items

A. Ratification of Auditors

DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.
B. Limitation of non-audit services provided by independent auditor

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.
C. Audit firm rotation

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.
D. Transaction of Other Business

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.
E. Motions to Adjourn the Meeting

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.
F. Bundled Proposals

DeAM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.
G. Change of Company Name

DeAM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.
H. Proposals Related to the Annual Meeting

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.
I. Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.
J. International Proxy Voting

The above guidelines pertain to issuers organized in the United States or Canada. Proxies solicited by other issuers are voted in accordance with the recommendations of an independent third party, currently ISS.

                                                                       Exhibit 1

            List of Advisers Covered by these Policies and Procedures

          DEUTSCHE ASSET MANAGEMENT INC.
          DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
          INVESTMENT COMPANY CAPITAL CORP.
          DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians,consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   Management Proposals

     1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

..    Selection or ratification of auditors.

..    Approval of financial statements, director and auditor reports.

..    General updating/corrective amendments to the charter.

..    Proposals to limit Directors' liability and/or broaden indemnification of
     Directors.

..    Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

..    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

..    Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

..    Proposals to eliminate cumulative voting.

..    Proposals to eliminate preemptive rights.

..    Proposals for confidential voting and independent tabulation of voting results.

..    Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

     (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

     (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

     (iii)Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

       Capitalization changes

..    Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

..    Proposals to increase the authorization of existing classes of common stock
     (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

..    Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

..    Proposals for share repurchase plans.

..    Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

..    Proposals to effect stock splits.

..    Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     Compensation

..    Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

..    Proposals for employee stock purchase plans that permit discounts up to
     15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

..    Proposals for the establishment of employee stock option Plans and other employee ownership plans.

..    Proposals for the establishment of employee retirement and severance plans

     Anti-Takeover Matters

..    Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

..    Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

..    Proposals to establish cumulative voting rights in the election of directors.

..    Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

..    Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

..    Proposals to create "blank check" preferred stock.

..    Proposals relating to changes in capitalization by 100% or more.

..    Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

..    Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

..    Proposals to indemnify auditors.

     5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     Corporate Transactions

..    Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

..    Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

..    Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

..    Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

     (i) The stock option plan should be incentive based;

     (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

     (iii)For growth companies, should be no more than 10% of the issued capital at the time of approval.

     Anti-Takeover Provisions

..    Proposals requiring shareholder ratification of poison pills.

..    Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   Shareholder Proposals

1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

..    Proposals requiring auditors to attend the annual meeting of shareholders.

..    Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

..    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

..    Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

..    Proposals requiring confidential voting.

..    Proposals to reduce or eliminate supermajority voting requirements.

..    Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

..    Proposals to require the company to expense stock options.

2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

..    Proposals that limit tenure of directors.

..    Proposals to limit golden parachutes.

..    Proposals requiring directors to own large amounts of stock to be eligible for election.

..    Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

..    Proposals that limit retirement benefits or executive compensation.

..    Proposals requiring shareholder approval for bylaw or charter amendments.

..    Proposals requiring shareholder approval of executive compensation.

..    Proposals requiring shareholder approval of golden parachutes.

..    Proposals to eliminate certain anti-takeover related provisions.

..    Proposals to prohibit payment of greenmail.

3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

..    Proposals to declassify the Board of Directors (if management supports a classified board).

..    Proposals requiring a U.S. company to have a separate Chairman and CEO.

..    Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

..    Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

Proposals that require inappropriate endorsements or corporate actions. o
     Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.  ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.   Proxy Review Committee

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

     (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

     (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

     (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

     (d) The Committee will meet on an ad hoc basis to (among other matters):
     (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

     (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

     (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   Identification of Material Conflicts of Interest

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

     (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

     (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

     (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C.   Proxy Voting Reports

     (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO
                 STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
                  STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO
           MANAGED ALLOCATION SERIES: CONSERVATIVE STRATEGY PORTFOLIO
             MANAGED ALLOCATION SERIES: MODERATE STRATEGY PORTFOLIO
       MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE STRATEGY PORTFOLIO
        MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE STRATEGY PORTFOLIO
            MANAGED ALLOCATION SERIES: AGGRESSIVE STRATEGY PORTFOLIO

L-11788S                                                          TIC Ed 05-2005

                       STATEMENT OF ADDITIONAL INFORMATION

                           MET INVESTORS SERIES TRUST

        This Statement of Additional Information provides supplementary information pertaining to shares of twenty-seven investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2005 for, as applicable, the Class A, Class B and Class E shares of the Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett America's Value Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio (formerly PIMCO PEA Innovation Portfolio), PIMCO Inflation Protected Bond Portfolio, MFS Research International Portfolio, Van Kampen Comstock Portfolio, Janus Aggressive Growth Portfolio, Oppenheimer Capital Appreciation Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/Putnam Capital Opportunities Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Third Avenue Small Cap Value Portfolio, Neuberger Berman Real Estate Portfolio, Turner Mid-Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio, and the Prospectus dated November 1, 2005 for the Class A, Class B, Class C and Class E shares of the Legg Mason Value Equity Portfolio, which may be obtained by writing the Trust at 5 Park Plaza, Suite 1900, Irvine, California 92614 or by calling (800) 848-3854. (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

        The date of this Statement of Additional Information is May 1, 2005, as supplemented on November 1, 2005.

        The audited financial statements for the period ended December 31, 2004, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 4, 2005 (File No. 811-10183) are incorporated by reference and made part of this document.

INVESTMENT OBJECTIVES AND POLICIES

        The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

        Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates (the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the May 1, 2005 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618).

        Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

Asset-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's
_______________________
Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios).

        Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

        Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

        The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

        In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Brady Bonds (Lord Abbett Bond Debenture, Lord Abbett America's Value, Janus
___________
Aggressive Growth, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

        Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Collateralized Debt Obligations (Janus Aggressive Growth, PIMCO Inflation
_______________________________
Protected Bond, PIMCO Total Return and Legg Mason Value Equity Portfolios)

        A Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

        For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

        The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (E.G., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities (All Portfolios except Turner Mid-Cap Growth Portfolio)
______________________

        A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

        Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

        Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

        Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Credit Default Swaps (PIMCO Inflation Protected Bond and PIMCO Total Return
____________________
Portfolios)

        A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

        A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Depositary Receipts (All Portfolios except Lord Abbett Bond Debenture, PIMCO
___________________
Inflation Protected Bond and PIMCO Total Return Portfolios)

        A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The Turner Mid-Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, RCM Global Technology, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios do not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Dollar Roll Transactions (Lord Abbett Bond Debenture, Lord Abbett America's
________________________
Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity and Legg Mason Value Equity Portfolios)

        The Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

        A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

        Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

        The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Event-Linked Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return
__________________
Portfolios)

        Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Floaters (PIMCO Inflation Protected Bond, PIMCO Total Return, Lord Abbett
________
America's Value, Janus Aggressive Growth, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Foreign Currency Transactions (Harris Oakmark International, T. Rowe Price
_____________________________
Mid-Cap Growth, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Met/Putnam Research, Met/Putnam Capital Opportunities, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Foreign Currency Exchange Transactions. A Portfolio may engage in
        ______________________________________
foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

        A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

        If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

        For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

        A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

        The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

        It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

        Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

        Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

        Currency Forward and Futures Contracts. A forward foreign currency
        ______________________________________
exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

        Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

        LOCK IN. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

        CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

        DIRECT HEDGE. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

        PROXY HEDGE. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

        Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

        At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

        Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

        Foreign Currency Options. Options on foreign currencies operate
        ________________________
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

        The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

        There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

        Foreign Currency Conversion. Although foreign exchange dealers do not
        ____________________________
charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Foreign Securities (All Portfolios)
__________________

        A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

        Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

        Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

        The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

        Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

        Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

        The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

        The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

        The Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios do not expect that more than 20%, 10%, 20%, 10% and 10%, respectively, of their total assets will be invested in foreign securities. The Adviser to these Portfolios does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."

        The Third Avenue Small Cap Value Portfolio intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depositary Receipts or which, in the judgment of its Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as Securities and Exchange Commission disclosure requirements.

        The T. Rowe Price Mid-Cap Growth Portfolio expects not more than 25% of its total assets will be invested foreign securities. The Met/Putnam Capital Opportunities and the Met/Putnam Research Portfolios do not expect that more than 20% of their total assets will be invested in foreign securities. The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios do not expect that more than 30% of their total assets will be invested in securities denominated in foreign currencies. The Oppenheimer Capital Appreciation Portfolio does not expect that more than 35% of its assets will be invested in foreign securities. The RCM Global Technology Portfolio will not invest more than 50% of its assets in foreign securities. The Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios do not expect that more than 25% of their assets will be invested in foreign securities. The Third Avenue Small Cap Value Portfolio does not expect that more than 25% of its assets will be invested in foreign equity securities and does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Neuberger Berman Real Estate Portfolio will not purchase any foreign currency denominated securities if, as a result, more than 10% of its total assets would be invested in foreign currency denominated securities. The Neuberger Berman Real Estate Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Turner Mid-Cap Growth Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter markets in the United States. The Turner Mid-Cap Growth Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Goldman Sachs Real Estate and the Van Kampen Comstock Portfolios may each invest up to 25% of their net assets in foreign securities. The Van Kampen Comstock Portfolio does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Legg Mason Value Equity Portfolio expects that not more than 25% of its total assets will be invested in foreign securities.

        Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

        Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

        Emerging Market Securities. Investments in emerging market country
        __________________________
securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

        Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

        A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the

U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

        Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. The MFS Research International Portfolio expects that not more than 25% of its total assets will be invested in emerging market securities.

Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios
________________________________________________________________
except Neuberger Berman Real Estate and Turner Mid-Cap Growth Portfolios)

        A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

        A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

        Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

        Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

High Yield/High Risk Debt Securities (Lord Abbett Bond Debenture, Lord Abbett
____________________________________
America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

        Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

        In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. The Legg Mason Value Equity Portfolio expects that not more than 10% of its total assets will be invested in high yield debt securities.

Hybrid Instruments (Janus Aggressive Growth, PIMCO Inflation Protected Bond,
__________________
PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Lord Abbett America's Value, Third Avenue Small Cap Value, RCM Global Technology, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to T. Rowe Price Mid-Cap Growth) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid Securities (All Portfolios except Turner Mid-Cap Growth Portfolio)
___________________

        Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Inflation-Indexed Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return
_______________________
Portfolios)

        Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

        Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

        If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

        The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

        While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

        The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Interest Rate Transactions (PIMCO Inflation Protected Bond, PIMCO Total Return,
__________________________
Janus Aggressive Growth, Oppenheimer Capital Appreciation and Neuberger Berman Real Estate Portfolios)

        Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

        A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

        With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

        For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Investment Grade Corporate Debt Securities (Lord Abbett Growth and Income, Lord
__________________________________________
Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Janus Aggressive Growth, T. Rowe Price Mid-Cap Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Van Kampen Comstock and Legg Mason Value Equity Portfolios)

        Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix for a description of the various securities ratings.

Loans and Other Direct Indebtedness (PIMCO Inflation Protected Bond, PIMCO Total
___________________________________
Return, Janus Aggressive Growth and Oppenheimer Capital Appreciation Portfolios)

        By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

        The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities (All Portfolios)
_______________________

        Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

        Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

        A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

        Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. The J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, PIMCO Total Return and Harris Oakmark International Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's. The Goldman Sachs Mid-Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.

Mortgage-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's
__________________________
Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

        CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

        The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

        Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

        Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

        Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

        Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

        In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Municipal Fixed Income Securities (PIMCO Inflation Protected Bond and PIMCO
_________________________________
Total Return Portfolios)

        A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

        Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

        A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

        The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

        The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

        From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

Options and Futures Strategies (All Portfolios except Third Avenue Small Cap
______________________________
Value and Turner Mid-Cap Growth Portfolios)

        A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. The Advisers to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth Opportunities and Harris Oakmark International Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future. The Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios does not presently intend to engage in options and futures transactions on stock indices, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

        The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

        Writing Covered Options on Securities. A Portfolio may write covered
        _____________________________________
call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

        A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

        A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

        A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

        Purchasing Put and Call Options on Securities. A Portfolio may purchase
        _____________________________________________
put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

        A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

        Except for the RCM Global Technology, PIMCO Inflation Protected Bond, PIMCO Total Return, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. There are no specific limitations on the RCM Global Technology Portfolio's, PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Neuberger Berman Real Estate Portfolio's or the Goldman Sachs Mid-Cap Value Portfolio's purchases of options on securities.

        Purchase and Sale of Options and Futures on Stock Indices. A Portfolio
        _________________________________________________________
may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

        Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

        A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

        If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

        Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and
        __________________________________________
sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

        A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

        The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

        A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

        A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

        Options on Futures Contracts. A Portfolio may purchase and write call
        ____________________________
and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

        In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

        Limitations. A Portfolio will not purchase or sell futures contracts or
        ___________
options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

        Risks of Options and Futures Strategies. The effective use of options
        _______________________________________
and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

        The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Other Investment Companies (All Portfolios except Turner Mid-Cap Growth
__________________________
Portfolios)

        Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iShares(SM) as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

        Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

        SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

        The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

        A Portfolio may, subject to the limitations stated above, invest in iShares(SM) and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. However, iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares(SM) as part of its investment strategy.

        The T. Rowe Price Mid-Cap Growth Portfolio may invest in the shares of the T. Rowe Price Reserve Investment Fund and the Goldman Sachs Mid-Cap Value Portfolio may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

        Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

Portfolio Turnover
__________________

        While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios, other than the Janus Aggressive Growth, MFS Research International, Met/Putnam Research, Met/Putnam Capital Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return,

RCM Global Technology, Lord Abbett Growth Opportunities and Turner Mid-Cap Growth Portfolios, anticipate that portfolio turnover will generally not exceed 100% per year. The Adviser to the Lord Abbett Growth Opportunities anticipates that portfolio turnover may exceed 200% per year, exclusive of dollar roll transactions. The Advisers to the RCM Global Technology and Turner Mid-Cap Growth Portfolios anticipates that portfolio turnover generally will not exceed 300% per year. The Adviser to the MFS Research International Portfolio anticipates that portfolio turnover generally will not exceed 150% per year. The Advisers to the Janus Aggressive Growth, Met/Putnam Capital Opportunities, Met/Putnam Research, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios anticipate that portfolio turnover generally will exceed 100% per year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

Preferred Stocks (All Portfolios except Turner Mid-Cap Growth Portfolio)
________________

        A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

        If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Real Estate Investment Trusts (All Portfolios except Harris Oakmark
_____________________________
International and Van Kampen Comstock Portfolios)

        A Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs") except that Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Oppenheimer Capital Appreciation and Legg Mason Value Equity Portfolios may each invest up to 15% of its assets in REITs and Met/Putnam Capital Opportunities, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios may invest without limit in REITs. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements (All Portfolios)
_____________________

        Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

Reverse Repurchase Agreements (All Portfolios except T. Rowe Price Mid-Cap
_____________________________
Growth, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS Research International, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Van Kampen Comstock Portfolios)

        A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

        The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants (All Portfolios except Lord Abbett Bond Debenture Portfolio)
___________________

        A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities Loans (All Portfolios)
________________

        All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

        Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Sales (T. Rowe Price Mid-Cap Growth, MFS Research International, Lord
___________
Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, RCM Global Technology, Met/Putnam Capital Opportunities and Legg Mason Value Equity Portfolios)

        A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

        The PIMCO Total Return, PIMCO Inflation Protected Bond and RCM Global Technology Portfolios may each also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and
(ii) segregated in connection with short sales.

Structured Notes (Lord Abbett Bond Debenture, PIMCO Total Return, PIMCO
________________
Inflation Protected Bond, T. Rowe Price Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps (Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett
_____
Mid-Cap Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology Portfolio)

        A Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

        A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

        The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

        The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. Government Securities (All Portfolios)
__________________________

        Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (Lord Abbett Bond
________________________________________________________
Debenture, PIMCO Inflation Protected Bond, Lord Abbett America's Value, PIMCO Total Return, Money Market, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                             INVESTMENT RESTRICTIONS

Fundamental Policies
____________________

        The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

        1.      Borrowing
                _________

        Each Portfolio may not borrow money, except to the extent permitted by applicable law.

        2.      Diversification
                _______________

        Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to T. Rowe Price Mid-Cap Growth Portfolio and Janus Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Harris Oakmark International, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, MetLife Defensive Strategy, MetLife Moderate Strategy, MetLife Balanced Strategy, MetLife Growth Strategy, MetLife Aggressive Strategy and Legg Mason Value Equity Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

        3.      Concentration
                _____________

        Each Portfolio other than Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

        4.      Underwriting
                ____________

        Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

        5.      Real Estate
                ___________

        Each Portfolio other than Neuberger Berman Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Neuberger Berman Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

        6.      Commodities
                ___________

        Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

        7.      Loans
                _____

        Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

        8.      Senior Securities
                _________________

        Each Portfolio may not issue any senior security (as defined in the 1940
Act) except in compliance with applicable law.

Non-Fundamental Policies
________________________

        The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

        Each Portfolio may not:

        (1)     Purchase securities on margin, except that each Portfolio may:
                (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

        (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

        (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

        (4) Invest in companies for the purpose of exercising management or control.

        In addition, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Van Kampen Comstock Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

        The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

        The PIMCO Inflation Protected Bond, PIMCO Total Return and RCM Global Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

        With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

        With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

        With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, Met/Putnam Research and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS.

        With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% (except for the PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Van Kampen Comstock Portfolios) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. The Met/AIM Mid Cap Core Equity and Met/AIM Small Cap Growth Portfolios may each invest up to an aggregate of 25% of their total assets in when-issued commitments. There is no current policy limiting the percentage of assets of the PIMCO Inflation Protected Bond, PIMCO Total Return, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Van Kampen Comstock Portfolios which may be invested in when-issued commitments.

        With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

        With respect to swaps, a Portfolio (except for the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios) will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser.

80% Investment Policy (Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value,
_____________________
Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, T. Rowe Price Mid-Cap Growth, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, RCM Global Technology, Van Kampen Comstock and Legg Mason Value Equity Portfolios)

        Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.

        Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

        Total return and yield will be computed as described below.

Total Return
____________

        Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

        The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

        The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield
_____

        From time to time, the Trust may quote the Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's and the Neuberger Berman Real Estate Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

        The 30-day yield for the Trust's fixed income Portfolios and the Neuberger Berman Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                               YIELD = 2[a-b+1)6-1]
                                         ---
                                         cd

Where:          a =     dividends and interest earned during the period

                b =     expenses accrued for the period (net of reimbursement)

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

        Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

        It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance
____________________________

        In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                             PORTFOLIO TRANSACTIONS

        The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

        Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or

Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

        It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive research services from many broker-dealers with which the Manager or Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

        As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

        The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

        Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

        An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

        The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute substantially all of the Portfolio's transactions through an affiliated broker.

        The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

                        Portfolio                   2004               2003              2002
                        _________                ___________       ___________       ___________
        Met/Putnam Capital Opportunities         $   124,095       $   343,375       $   209,361
        Lord Abbett Bond Debenture                    45,894            21,318            15,978
        Lord Abbett Mid-Cap Value                    168,814           149,450           281,797
        Lord Abbett Growth and Income              2,110,960         2,279,597         3,010,714
        Lord Abbett Growth Opportunities             142,121           144,432            55,193
        Lord Abbett America's Value                   19,635            15,168/(2)/        N/A
        Met/AIM Mid Cap Core Equity                  514,229           269,906            65,498
        Met/AIM Small Cap Growth                   1,059,400           313,513            90,532

        Janus Aggressive Growth                    1,035,197           455,351            81,081
        T. Rowe Price Mid-Cap Growth                 547,621           559,405           392,702
        MFS Research International                 1,757,345           559,145           232,887
        Oppenheimer Capital Appreciation             958,876           587,084           133,685
        PIMCO Inflation Protected Bond                 7,784               563/(4)/        N/A
        PIMCO Total Return                           320,198           150,868            31,455
        RCM Global Technology                      1,332,268         1,154,611           301,981
        Harris Oakmark International               1,245,587           765,776            65,733
        Third Avenue Small Cap Value                 754,558           758,783           124,291/(1)/
        Goldman Sachs Mid-Cap Value Portfolio        309,129/(3)/        N/A               N/A
        Neuberger Berman Real Estate Portfolio       576,961/(3)/        N/A               N/A
        Turner Mid-Cap Growth Portfolio              560,452/(3)/        N/A               N/A
        MetLife Defensive Strategy Portfolio               0/(4)/        N/A               N/A
        MetLife Moderate Strategy Portfolio                0/(4)/        N/A               N/A
        MetLife Balanced Strategy Portfolio                0/(4)/        N/A               N/A
        MetLife Growth Strategy Portfolio                  0/(4)/        N/A               N/A
        MetLife Aggressive Strategy Portfolio              0/(4)/        N/A               N/A

----------
(1)  For the period from 5/1/02 through 12/31/02.
(2)  For the period from 5/1/03 through 12/31/03.
(3)  For the period 5/1/04 through 12/31/04.
(4)  For the period 11/4/04 through 12/31/04.

In 2004, the following Portfolios paid the amounts indicated to a then-affiliated broker of the Adviser:

                                                                  Percentage of
                                             Aggregate Brokerage      Total       Percentage of
                            Affiliated         Commissions Paid     Brokerage    Commissionable
       Portfolio           Broker-Dealer         to Affiliate      Commissions    Transactions
       _________           _____________     ___________________  _____________  ______________
Goldman Sachs Mid-Cap   Goldman Sachs & Co.      $        22,106           7.15%           9.67%
Value

Third Avenue Small Cap  M.J. Whitman LLC         $       722,205          95.71%          97.48%
Value

Neuberger Berman Real   Lehman Brothers,         $       111,718          19.36%          19.36%
Estate                  Inc.

Neuberger Berman Real   Neuberger Berman         $           470           0.08%           0.14%
Estate                  LLC

                             MANAGEMENT OF THE TRUST

        The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

Trustees and Officers
_____________________

        The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
____________

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                                            Port-folios
                                             Term of                                          in Fund
                             Position(s)   Office and                                         Complex
                              Held with     Length of         Principal Occupation(s)       overseen by  Other Directorships
Name, Age and Address        Registrant    Time Served          During Past 5 Years           Trustee       Held by Trustee
_____________________        ___________  _____________  _________________________________  ___________  ____________________
Elizabeth M. Forget* (38)    President    Indefinite;    Since December 2000, President     33           None
                             and Trustee  From           of Met Investors Advisory LLC;
                                          December       since July 2000, Executive Vice
                                          2000 to        President of MetLife Investors
                                          present.       Group, Inc.; from June 1996 to
                                                         July 2000, Senior Vice President
                                                         of Equitable Distributors, Inc.
                                                         and, most recently, Vice
                                                         President of Equitable Life
                                                         Assurance Society of the United
                                                         States.

Dawn M. Vroegop** (38)       Trustee      Indefinite;    From September 1999 to September   33           Director, Caywood
                                          From           2003, Managing Director,                        Scholl Asset
                                          December       Dresdner RCM Global Investors;                  Management;
                                          2000 to        from July 1994 to July 1999,                    Investment
                                          present.       Director, Schroder Capital                      Committee Member of
                                                         Management International.                       City College of San
                                                                                                         Francisco.
-----------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
______________________

-----------------------------------------------------------------------------------------------------------------------------
Stephen M. Alderman (44)     Trustee      Indefinite;    Since November 1991, Shareholder   33           None
                                          From           in the law firm of Garfield and
                                          December       Merel, Ltd.
                                          2000 to
                                          present.

Jack R. Borsting (74)        Trustee      Indefinite;    Since 2001, Professor of           33           Director, Whitman
                                          From           Business Administration and Dean                Education Group,
                                          December       Emeritus, Marshall School of                    Ivax Diagnostics
                                          2000 to        Business, University of Southern                and Los Angeles
                                          present.       California (USC); from 1995-2001                Orthopedic
                                                         Executive Director, Center for                  Hospital. Trustee,
                                                         Telecommunications Management,                  The Rose Hills
                                                         USC; from 1988 to 1995, Dean of                 Foundation.
                                                         Marshall School of Business,                    Member, Army
                                                         USC.                                            Science Board

Theodore A. Myers (73)       Trustee      Indefinite;    Since 1993, Financial Consultant.  33           None
                                          From
                                          December
                                          2000 to
                                          present.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                                            Port-folios
                                             Term of                                          in Fund
                             Position(s)   Office and                                         Complex
                              Held with     Length of         Principal Occupation(s)       overseen by  Other Directorships
Name, Age and Address        Registrant    Time Served          During Past 5 Years           Trustee       Held by Trustee
_____________________        ___________  _____________  _________________________________  ___________  ____________________
Tod H. Parrott (66)          Trustee      Indefinite;    Since June 1996, Managing          33           Director, U.S.
                                          From           Partner, Rockaway Partners Ltd.                 Stock Transfer
                                          December       (financial consultants).                        Corporation;
                                          2000 to                                                        Director Bonfire
                                          present.                                                       Foundation.

Roger T. Wickers (69)        Trustee      Indefinite;    Since 1995, retired; from 1980     33           From 1995 to 1998,
                                          From           to 1995, Senior Vice President                  Chairman of the
                                          December       and General Counsel, Keystone                   Board of Directors
                                          2000 to        Group Inc. and the Keystone                     of two American
                                          present.       Group of Mutual Funds.                          International Group
                                                                                                         mutual funds.
-----------------------------------------------------------------------------------------------------------------------------


The Executive Officers
______________________

-----------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Tupper (33)       Vice         From August    Since February 2001, Assistant
                             President,   2002 to        Vice President of MetLife
                             Chief        present        Investors Distribution Company;
                             Financial                   from 1997 to January 2001, Vice
                             Officer,                    President of PIMCO Advisors L.P.
                             Treasurer

Michael K. Farrell (51)      Executive    From August    Since July 2002, Chief
                             Vice         2002 to        Executive Officer of MetLife
                             President    present        Investors Group, Inc. and Met
                                                         Investors Advisory LLC; since
                                                         April 2001, Chief Executive
                                                         Officer of MetLife Resources
                                                         and Senior Vice President of
                                                         Metropolitan Life Insurance
                                                         Company; since January 1990,
                                                         President of Michael K. Farrell
                                                         Associates, Inc. (qualified
                                                         retirement plans for non-profit
                                                         organizations)

-----------------------------------------------------------------------------------------------------------------------------
Richard C. Pearson (60)      Vice         From           Since July 2002, President of
                             President    December       MetLife Investors Distribution
                             and          2000 to        Company; since January, 2002,
                             Secretary    present.       Secretary of Met Investors
                                                         Advisory LLC; since January 2001,
                                                         Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since
                                                         November 2000, Vice President,
                                                         General Counsel and Secretary of
                                                         Met Investors Advisory LLC; from
                                                         1998 to November 2000, President,
                                                         Security First Group, Inc.

Mary Moran Zeven             Assistant    From August    Senior Vice President and
One Federal Street           Secretary    2001 to        Senior Managing Counsel (2002
Boston, Massachusetts 02110               present        to present) and Vice President
(44)                                                     and Associate Counsel (2000 to
                                                         2002), State Street Bank and
                                                         Trust Company; Vice President
                                                         and Counsel, PFPC, Inc.
                                                         (1999-2000).

William C. Cox               Assistant    From           Since 1997, Vice President and
One Federal Street           Treasurer    November       Senior Director, Fund
Boston, Massachusetts                     2004 to        Administration Division, State
02110 (38)                                present        Street Bank and Trust Company
-----------------------------------------------------------------------------------------------------------------------------

----------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

** "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Vroegop may be deemed an interested person of the Trust as a result of her prior affiliation with RCM Investment Management LLC, the Adviser to the RCM Global Technology Portfolio.

Committees of the Board
_______________________

        The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2004.

        The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held two meetings during the fiscal year ended December 31, 2004.

        The Trust has a Valuation Committee consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Anthony Dufault and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper or Mr. Dufault from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 15 meetings during the fiscal year ended December 31, 2004.

Compensation of the Trustees
____________________________

        Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $36,000 ($9,000 per quarter) plus (i) an additional fee of $3,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, and (ii) $750 for each telephonic/internet interactive Board and Committee meeting attended, plus reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee who is also Chair of the Audit Committee receives a supplemental retainer of $10,000 per year ($2,500 per quarter).

The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2004. For a portion of 2004, the Trustees were paid under a different compensation schedule.

                                                        Total
                                                        Compensation
                                    Aggregate           From Fund
                                    Compensation        Complex Paid
Name of Person, Position            from Trust          to Trustee
________________________            ____________        ____________

Elizabeth M. Forget, Trustee        None                None

--------------------------------------------------------------------

--------------------------------------------------------------------
Stephen M. Alderman                 $60,250             $60,250
Jack R. Borsting                    $50,250             $50,250
Theodore A. Myers                   $47,250             $47,250
Tod H. Parrott                      $50,250             $50,250
Dawn M. Vroegop                     $49,500             $49,500
Roger T. Wickers                    $50,250             $50,250

        The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

        As of December 31, 2004, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

Proxy Voting Procedures
_______________________

        Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

Proxy Voting Records
____________________

        The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.
                        __________________

Portfolio Holdings Disclosure Policy
____________________________________

        The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

        Only the Manager's or, as applicable, an Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the Securities and Exchange Commission only if an Authorized Person determines that
(i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

        Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. In addition, approximately the third week after the end of each calendar quarter the Trust publishes the quarterly percentage portfolio holdings for each of the Allocation Portfolios of the Trust. The information is also available quarterly on the Trust's website. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Manager
___________

        The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

        With respect to the Portfolios other than the Allocation Portfolios, the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the Allocation Portfolios, the Trust and the Manager have entered into a Management Agreement dated November 1, 2004 ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of the Allocation Portfolios, on October 29, 2004. Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers;
(iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

        Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

..    Office space, all necessary office facilities and equipment;

..    Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     . related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     . related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

..    Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

        The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

         As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:

--------------------------------------------------------------------------------
              Portfolio                                   Fee
              _________                                   ___
--------------------------------------------------------------------------------
Lord Abbett Bond Debenture                 0.60% of first $250 million of such
                                           assets plus 0.55% of such assets over
                                           $250 million up to $500 million plus
                                           0.50% of such assets over $500
                                           million up to $1 billion plus 0.45%
                                           of such assets over $1 billion
--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                  0.70% of first $200 million of such
                                           assets plus 0.65% of such assets over
                                           $200 million up to $500 million plus
                                           0.625% of such assets over $500
                                           million
--------------------------------------------------------------------------------
Lord Abbett America's Value                0.65% of first $500 million of such
                                           assets plus 0.60% of such assets over
                                           $500 million
--------------------------------------------------------------------------------
Lord Abbett Growth and Income              0.60% of first $800 million of such
                                           assets plus 0.55% of such assets over
                                           $800 million up to $1.5 billion plus
                                           0.45% of such assets over $1.5
                                           billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities           0.70% of first $200 million of such
                                           assets plus 0.65% of such assets over
                                           $200 million up to $500 million plus
                                           0.625% of such assets over $500
                                           million
--------------------------------------------------------------------------------
PIMCO Total Return                         0.50%
--------------------------------------------------------------------------------
RCM Global Technology                      0.90% of first $500 million of such
                                           assets plus 0.85% of such assets over
                                           $500 million
--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond             0.50%
--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth               0.75%
--------------------------------------------------------------------------------
MFS Research International                 0.80% of first $200 million of such
                                           assets plus 0.75% of such assets over
                                           $200 million up to $500 million plus
                                           0.70% of such assets over $500
                                           million up to $1 billion plus 0.65%
                                           of such assets over $1 billion
--------------------------------------------------------------------------------
Janus Aggressive Growth                    0.75% of first $25 million of such
                                           assets plus 0.70% of such assets over
                                           $25 million up to $250 million plus
                                           0.65% of such assets over $250
                                           million up to $1 billion plus 0.55%
                                           of such assets over $1 billion
--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation           0.65% of first $150 million of such
                                           assets plus 0.625% of such assets
                                           over $150 million up to $300 million
                                           plus 0.60% of such assets over $300
                                           million up to $500 million plus 0.55%
                                           of such assets over $500 million.
                                           Commencing July 1, 2005, when the
                                           average monthly net assets of the
                                           Portfolio are in excess of $1
                                           billion, a discount of 2.5% will
                                           apply to the total advisory fees
                                           paid by the Portfolio for that month
--------------------------------------------------------------------------------
Met/AIM Small Cap Growth                   0.90% of first $500 million of such
                                           assets plus 0.85% of such assets over
                                           $500 million
--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity                0.75% of first $150 million of such
                                           assets plus 0.70% of such assets over
                                           $150 million up to $500 million plus
                                           0.675% of such assets over $500
                                           million
--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities           0.85%
--------------------------------------------------------------------------------
Harris Oakmark International               0.85% of first $500 million of such
                                           assets plus 0.80% of such assets over
                                           $500 million up to $1 billion plus
                                           0.75% of such assets over $1 billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value               0.75% of first $1 billion of such
                                           assets plus 0.70% of such assets
                                           over $1 billion
--------------------------------------------------------------------------------
Neuberger Berman Real Estate               0.70% of first $200 million of such
                                           assets plus 0.65% of such assets over
                                           $200 million up to $750 million plus
                                           0.55% of such assets over $750
                                           million
--------------------------------------------------------------------------------
Turner Mid-Cap Growth                      0.80% of first $300 million of such
                                           assets plus 0.70% of such assets over
                                           $300 million%
--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value                0.75% of first $200 million of such
                                           assets plus 0.70% of such assets over
                                           $200 million
--------------------------------------------------------------------------------
Van Kampen Comstock Portfolio              0.65% of first $500 million of such
                                           assets plus 0.60% of such assets over
                                           $500 million up to $1 billion plus
                                           0.525% of such assets over $1 billion
--------------------------------------------------------------------------------
MetLife Defensive Strategy Portfolio       0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio        0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Balanced Strategy Portfolio        0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Growth Strategy Portfolio          0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Aggressive Allocation Portfolio    0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio          0.70% of the first $350 million of
                                           such assets.  On the date that such
                                           assets reach $350 million and each
                                           subsequent day thereafter, whether or
                                           not such assets are above or below
                                           $350 million, the fee schedule shall
                                           be:  0.65% of the first $200 million
                                           of such assets plus 0.63% of such
                                           assets over $200 million.
--------------------------------------------------------------------------------

From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

        The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

        In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

        The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

        In approving or re-approving, as the case may be, the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition; (5) the level and method of computing each fund's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services.

        The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to certain Portfolios, selection of the subadvisers for other Portfolios and oversight of the subadvisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

        The Board also evaluated the expertise and performance of the personnel overseeing the subadvisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

        The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the subadvisers. The Board also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

        Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined re-approval, or in the case of new Portfolios, approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Management Agreement.

        The Manager has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Allocation Portfolios and to investments in the Underlying Portfolios, which may assist it with the selection of Underlying Portfolios for inclusion in each Allocation Portfolio. The Manager is responsible for paying the consulting fees.

        The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

                                                                         2004

                                          Investment         Investment         Other
                                        Management Fee    Management Fee       Expenses           Deferred Expense
              Portfolio                      Paid              Waived         Reimbursed           Reimbursement
              _________                 ______________    ______________      __________          ________________
Met/Putnam Capital Opportunities           $   426,296           $    --         $    --                  $     --
Lord Abbett America's Value Portfolio          127,243            98,677              --                        --
Lord Abbett Bond Debenture                   6,799,252                --              --                        --
Lord Abbett Mid-Cap Value                    1,658,919                --              --                        --
Lord Abbett Growth and Income               13,624,840                --              --                   415,534
Lord Abbett Growth Opportunities               396,571            29,475              --                        --
Met/AIM Mid Cap Core Equity                  1,976,021                --              --                   122,843
Met/AIM Small Cap Growth                     3,190,382                --              --                   197,306
Janus Aggressive Growth                      3,367,260                --              --                   286,247
T. Rowe Price Mid-Cap Growth                 3,146,034                --              --                   352,377
MFS Research International                   3,514,055                --              --                   617,855

Oppenheimer Capital Appreciation             4,327,515                --              --                   239,658
PIMCO Inflation Protected Bond               3,079,040                --              --                        --
Portfolio
PIMCO Total Return                           6,936,055                --              --                        --
RCM Global Technology                        1,570,194                --              --                        --
Harris Oakmark International                 4,799,579                --              --                    70,893
Goldman Sachs Mid-Cap                          677,715               876              --                        --
Value Portfolio/(1)/
Neuberger Berman Real Estate                   795,451                --              --                        --
Portfolio/(1)/
Third Avenue Small Cap Value                 3,556,948                --              --                        --
Portfolio
Turner Mid-Cap Growth Portfolio/(1)/           596,531                --              --                        --
MetLife Defensive Strategy                       8,957             8,957          2,4031                        --
Portfolio/(2)/
MetLife Moderate Strategy                       31,850            31,850           1,138                        --
Portfolio/(2)/
MetLife Balanced Strategy                       97,618            32,988              --                        --
Portfolio/(2)/
MetLife Growth Strategy Portfolio/(2)/          86,163            32,988              --                        --
MetLife Aggressive Strategy                     19,094            19,094          13,894                        --
Portfolio/(2)/

----------
/(1)/   For the period from 5/1/04 through 12/31/04
/(2)/   For the period from 11/4/04 through 12/31/04

                                                                         2003

                                          INVESTMENT         INVESTMENT                                DEFERRED
                                        MANAGEMENT FEE     MANAGEMENT FEE       OTHER EXPENSES         EXPENSE
            Portfolio                        PAID              WAIVED             REIMBURSED         REIMBURSEMENT
            _________                   ______________     ______________       ______________       _____________
Lord Abbett Bond Debenture                   3,971,116                  -                    -             276,111
Lord Abbett Mid-Cap Value                    1,028,597                  -                    -              24,528
Lord Abbett Growth and Income                9,092,357                  -                    -              96,442
Lord Abbett Growth Opportunities               269,004             78,081                    -                   -
Lord Abbett America's Value/(1)/                20,896             20,896               56,089                   -
Met/AIM Mid Cap Core Equity                    884,138                  -                    -              79,198
Met/AIM Small Cap Growth                     1,076,516             55,675                    -                   -
Janus Aggressive Growth                      1,101,773                  -                    -               7,791
T. Rowe Price Mid-Cap Growth                 1,356,903                  -                    -              36,100
MFS Research International                   1,262,462             82,173                    -                   -
Oppenheimer Capital Appreciation             1,814,031                  -                    -              70,030
Money Market                                   726,163             13,354
PIMCO Inflation Protected Bond/(1)/            747,433                  -                    -                   -
PIMCO Total Return                           4,621,218                  -                    -             133,278
RCM Global Technology                          623,323              6,135                    -                   -
Met/Putnam Capital Opportunities               409,728                  -                    -                   -
Harris Oakmark International                 1,058,799                  -                    -             134,866
Third Avenue Small Cap Value                 1,061,936                  -                    -              72,372

----------
(1) For the period 5/1/03 through 12/31/03

                                                         2002
                                        _______________________________________
                                        Investment    Investment       Other
                                        Management    Management      Expenses
             Portfolio                   Fee Paid     Fee Waived     Reimbursed
             _________                  __________    __________     __________

Lord Abbett Bond Debenture               1,667,067       219,786             --
Lord Abbett Mid-Cap Value                  768,497        10,233             --
Lord Abbett Growth and Income            7,305,609       261,347             --
Lord Abbett Growth Opportunities            99,876        99,876         24,278
Met/AIM Mid Cap Core Equity                153,006       153,006          1,238
Met/AIM Small Cap Growth                   228,091       228,091         32,720
Janus Aggressive Growth                    216,931       159,172             --
T. Rowe Price Mid-Cap Growth               339,766       202,896             --
MFS Research International                 316,349       316,349          9,963
Oppenheimer Capital Appreciation           402,546       132,940             --
Money Market                               283,685        78,237
PIMCO Total Return                       1,480,483            --             --
RCM Global Technology                      290,673       171,885             --
Met/Putnam Capital Opportunities           539,255            --             --
Harris Oakmark International                98,278        98,278         53,966
Third Avenue Small Cap Value/(1)/           82,684        72,400             --

----------
(1) For the period 5/1/02 through 12/31/02

The Advisers
____________

        Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

        Each Advisory Agreement will continue in force for one year (approximately two years with respect to the Lord Abbett Growth Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, T. Rowe Price Mid-Cap Growth, MFS Research International, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Van Kampen Comstock and Legg Mason Value Equity Portfolios) from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually
(i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' (60 days' with respect to the Janus Aggressive Growth Portfolio) prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

        Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

        The Board of Trustees initially approved each Advisory Agreement between the Manager and the respective Adviser on a Portfolio-by-Portfolio basis based on a number of factors relating to the Adviser's ability to perform under its Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with comparable funds or with the Portfolio's predecessor fund, if applicable; the Adviser's current level of staffing and its

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overall resources; the Adviser's financial condition; and the Adviser's compliance systems and any disciplinary history.

        The Board of Trustees re-approved the Advisory Agreements relating to all of the Portfolios except for Goldman Sachs Mid-Cap Value, Neuberger Berman Real Estate and Turner Mid-Cap Growth Portfolios whose initial terms had not expired and initially approved the Advisory Agreements relating to the Van Kampen Comstock and Legg Mason Value Equity Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio (and in the case of new Portfolios, the performance of similar funds advised by the Advisers); the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history.

        The Board gave substantial consideration to the fees payable under each Investment Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

        Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined re-approval, or in the case of new Portfolios, approval of each Investment Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved each Investment Advisory Agreement.

        The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

        The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

        Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid-Cap Growth Portfolio). Effective May 1, 2003, the Manager changed the Adviser to the J.P. Morgan Small Cap Stock Portfolio (now known as Met/Putnam Capital Opportunities Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Global Technology Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.

        Lord, Abbett & Co. LLC is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios.

        Neuberger Berman Management, Inc. is the Adviser to the Neuberger Berman Real Estate Portfolio.

        Pacific Investment Management Company LLC is the Adviser to the Money Market, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios.

        RCM Capital Management LLC is the Adviser to the RCM Global Technology Portfolio.

        Massachusetts Financial Services Company is the Adviser to the MFS Research International Portfolio.

        Janus Capital Management LLC is the Adviser to the Janus Aggressive Growth Portfolio.

        OppenheimerFunds, Inc. is the Adviser to the Oppenheimer Capital Appreciation Portfolio.

        A I M Capital Management, Inc. is the Adviser to the Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios.

        Putnam Investment Management, LLC is the Adviser to the Met/Putnam Capital Opportunities Portfolios.

        Third Avenue Management LLC is the Adviser to the Third Avenue Small Cap Value Portfolio.

        T. Rowe Price Associates, Inc. is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio.

        Harris Associates L.P. is the Adviser to the Harris Oakmark International Portfolio.

        Turner Investment Partners, Inc. is the Adviser to the Turner Mid-Cap Growth Portfolio.

        Goldman Sachs Asset Management, L.P. is the Adviser to the Goldman Sachs Mid-Cap Value Portfolio.

        Morgan Stanley Investment Management, Inc., dba Van Kampen, is the Adviser to the Van Kampen Comstock Portfolio.

        Legg Mason Capital Management, Inc. is the Adviser to the Legg Mason Value Equity Portfolio.

        The following table shows the fees paid with respect to the Portfolios to each Adviser by the Manager for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

               Portfolio                    2004          2003           2002
               _________                 __________    __________     __________

Met/Putnam Capital Opportunities         $  275,838    $  265,118     $  370,557
Lord Abbett Bond Debenture                2,756,543     1,698,705        958,533
Lord Abbett Mid-Cap Value                 1,059,263       661,241        494,034
Lord Abbett Growth and Income             6,711,040     4,737,875      4,367,144
Lord Abbett Growth Opportunities            254,938       172,931         64,206
Lord Abbett America's Value                  78,303        12,859             --
Met/AIM Mid Cap Core Equity               1,247,085       589,425        102,004
Met/AIM Small Cap Growth                  2,304,165       777,484        164,733
Janus Aggressive Growth                   2,118,167       705,411        138,759
T. Rowe Price Mid-Cap Growth              2,097,356       904,602        209,087

MFS Research International                2,370,057       870,184        217,490
Oppenheimer Capital Appreciation          2,525,236     1,111,282        247,721
PIMCO Inflation Protected Bond            1,539,478       373,716             --
PIMCO Total Return                        3,468,028     2,310,609        740,241
RCM Global Technology                     1,074,363       426,484        211,264
Harris Oakmark International              3,224,977       759,888         69,373
Third Avenue Small Cap Value              2,359,964       707,957         55,589
Goldman Sachs Mid-Cap Value                 414,903
Neuberger Berman Real Estate                452,972
Turner Mid-Cap Growth                       389,359

        Information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Administrator
_________________

        Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

        The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02110. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.05% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2005 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2004, December 31, 2003 and December 31, 2002, an aggregate of $6,320,204, $4,527,919 and $4,138,316, respectively, was paid to the Administrator. Each such amount included custody and transfer agent fees.

The Distributor
_______________

        The Trust has distribution agreements with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Trust's Class A shares, Class B shares, Class C and Class E shares. MID is an affiliate of Metropolitan Life Insurance Company. MID's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

        The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

        The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

        Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

        The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution

Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

        Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares, Class C shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and
(f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

        A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Plan.

        The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares, Class C shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares, Class C shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

        The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to qualified pension and profit sharing plans and to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

        The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2004:*

               Portfolio              Total Distribution Fee Paid to Distributor
               _________              __________________________________________

Met/Putnam Capital Opportunities                      $    8,129
Lord Abbett Bond Debenture                             2,324,985
Lord Abbett Mid-Cap Value                                330,343
Lord Abbett Growth and Income                          3,371,798
Lord Abbett Growth Opportunities                          76,235
Lord Abbett America's Value                               48,939
Met/AIM Mid Cap Core Equity                              628,091
Met/AIM Small Cap Growth                                 845,730
Janus Aggressive Growth                                  964,870
T. Rowe Price Mid-Cap Growth                             869,559
MFS Research International                               911,886

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


Oppenheimer Capital Appreciation                       1,729,128
PIMCO Inflation Protected Bond                         1,485,102
PIMCO Total Return                                     2,741,899
RCM Global Technology                                    274,750
Harris Oakmark International                           1,305,222
Third Avenue Small Cap Value                           1,144,024
Goldman Sachs Mid-Cap Value                              202,438
Neuberger Berman Real Estate                             262,813
Turner Mid-Cap Growth                                    170,724
MetLife Defensive Strategy                                22,393
MetLife Moderate Strategy                                 79,625
MetLife Balanced Strategy                                244,043
MetLife Growth Strategy                                  215,408
MetLife Aggressive Strategy                               47,736

        *The Trust currently does not offer Class C shares.

The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

Code of Ethics
______________

        The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian
_________

        State Street Bank and Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent
______________

        State Street Bank also serves as transfer agent for the Trust.

Legal Matters
_____________

        Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm
_____________________________________________

        Deloitte & Touche LLC, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust's independent auditors.

                              REDEMPTION OF SHARES

        The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

        The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                 NET ASSET VALUE

        The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

        In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

        If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

        Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

        Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

        The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                              FEDERAL INCOME TAXES

        Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

        In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

        As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

        The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

        The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

        Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

        The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

        In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

        Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

        Income that Neuberger Berman Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

        Neuberger Berman Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assts in residual interests of REMICs.

        ORGANIZATION AND CAPITALIZATION OF THE TRUST

        The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid-Cap Growth Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio. Effective May 1, 2003, J.P. Morgan Small Cap Growth Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio.

        The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated thirty-three, twenty-nine of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

        The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not currently offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio. Class E shares are currently offered on behalf of the Lord Abbett Bond Debenture, T. Rowe Price Mid-Cap Growth, MFS Research International, Janus Aggressive Growth, PIMCO Total Return, RCM Global Technology, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Harris Oakmark International, Oppenheimer Capital Appreciation and Neuberger Berman Real Estate Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

        The three classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

        The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company and First Citicorp Life Insurance Company (collectively, "MetLife"). As of December 31, 2004, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

        As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2004 none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

        The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

        The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

        Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                              FINANCIAL STATEMENTS

        The financial statements of the Portfolios for the year ended December 31, 2004, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLC, Registered Public Accounting Firm, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

                                   APPENDIX A

                               SECURITIES RATINGS

Standard & Poor's Bond Ratings

        A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

        Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

        "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

        "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

        Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                TABLE OF CONTENTS
                                                                            Page
INVESTMENT OBJECTIVES AND POLICIES.............................................4
Asset-Backed Securities. ......................................................4
Brady Bonds ...................................................................5
Collateralized Debt Obligations ...............................................6
Convertible Securities.........................................................6
Credit Default Swaps...........................................................7
Depositary Receipts ...........................................................8
Dollar Roll Transactions ......................................................8
Event-Linked Bonds ............................................................9
Floaters ......................................................................9
Foreign Currency Transactions ................................................10
Foreign Securities............................................................13
Forward Commitments, When-Issued and Delayed Delivery.........................17
High Yield/High Risk Debt Securities..........................................17
Hybrid Instruments............................................................18
Illiquid_Securities ..........................................................19
Inflation-Indexed Bonds.......................................................19
Interest Rate Transactions....................................................20
Investment Grade Corporate Debt Securities....................................21
Loans and Other Direct Indebtedness...........................................22
Money Market Securities.......................................................22
Mortgage-Backed Securities....................................................23
Municipal Fixed Income Securities.............................................25
Options and Futures Strategies................................................26
Other Investment Companies....................................................31
Portfolio Turnover............................................................32
Preferred Stocks..............................................................33
Real Estate Investment Trusts.................................................33
Repurchase Agreements ........................................................34
Reverse Repurchase Agreements.................................................34
Rights and Warrants...........................................................35
Securities Loans..............................................................35
Short Sales...................................................................35
Structured Notes..............................................................36
Swaps ........................................................................37
U.S. Government Securities....................................................38
Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds .....................38
INVESTMENT RESTRICTIONS.......................................................39
Fundamental Policies..........................................................39
Non-Fundamental Policies......................................................40

PERFORMANCE INFORMATION.......................................................43
Total Return..................................................................43
Yield.........................................................................44
Non-Standardized Performance..................................................45
PORTFOLIO TRANSACTIONS........................................................45
MANAGEMENT OF THE TRUST.......................................................49
Trustees and Officers.........................................................49
Committees of the Board.......................................................52
Compensation of the Trustees..................................................53
Proxy Voting Procedures.......................................................54
Proxy Voting Records..........................................................54
Portfolio Holdings Disclosure Policy..........................................54
INVESTMENT ADVISORY AND OTHER SERVICES........................................55
The Manager...................................................................55
The Advisers..................................................................66
The Administrator.............................................................70
The Distributor...............................................................71
Code of Ethics................................................................74
Custodian.....................................................................74
Transfer Agent................................................................75
Legal Matters.................................................................75
Independent Registered Public Accounting Firm.................................75
REDEMPTION OF SHARES..........................................................75
NET ASSET VALUE...............................................................75
FEDERAL INCOME TAXES..........................................................76
FINANCIAL STATEMENTS..........................................................81
APPENDIX A - SECURITIES RATINGS..............................................A-1
APPENDIX B -PROXY VOTING POLICIES AND PROCEDURES.............................B-1
APPENDIX C - PORTFOLIO MANAGER DISCLOSURE....................................C-1

----------
        No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                          PROXY POLICIES AND PROCEDURES

                         A I M CAPITAL MANAGEMENT, INC.

                          PROXY POLICIES AND PROCEDURES

                          As amended September 16, 2004

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

PROXY POLICIES:

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I.   BOARDS OF DIRECTORS

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

        . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

        . Attend less than 75 percent of the board and committee meetings without a valid excuse;

        .    Implement or renew a dead-hand or modified dead-hand poison pill;

        .    Sit on the boards of an excessive number of companies;

        . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

        . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

        . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

        . Long-term financial performance of the target company relative to its industry;

        .    Management's track record;

        .    Portfolio manager's assessment;

        .    Qualifications of director nominees (both slates);

        . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

        .    Background to the proxy contest.

II. INDEPENDENT AUDITORS

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

        . It is not clear that the auditors will be able to fulfill their function;

        . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

        . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

        . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

        . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

        . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

        . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

        . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

        . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

        . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

        . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

        . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

        . We will generally abstain from shareholder social and environmental proposals.

        . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

        . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

        . We will generally vote for proposals to lower barriers to shareholder action.

        . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. OTHER

        . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

        . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

        . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients. AIM's proxy policies, and the procedures noted below, may be amended from time to time.

[GRAPHIC APPEARS HERE]

PROXY COMMITTEE PROCEDURES:

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

[GRAPHIC APPEARS HERE]

BUSINESS/DISASTER RECOVERY:

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

[GRAPHIC APPEARS HERE]

RESTRICTIONS AFFECTING VOTING:

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

[GRAPHIC APPEARS HERE]

CONFLICT OF INTEREST:

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

[GRAPHIC APPEARS HERE]

FUND OF FUNDS:

When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

                                  PROXY VOTING

        The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

        The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

PUBLIC EQUITY INVESTMENTS. To implement these guiding principles for investments
_________________________
in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

        ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

        In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

        The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

        The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

FIXED INCOME AND PRIVATE INVESTMENTS. Voting decisions with respect to fixed
____________________________________
income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

        Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds' website at http://www.gs.com/funds and on the SEC's
                                 _______________________
website at http://www.sec.gov.
           ___________________

                                   APPENDIX B
                                   __________

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.      AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

..    An auditor has a financial interest in or association with the company, and is therefore not independent,

..    Fees for non-audit services are excessive, or

..    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.      BOARD OF DIRECTORS

A.      VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

B.      CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

C.      INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

D.      MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.      SHAREHOLDER RIGHTS

A.      SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

B.      SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C.      SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

D.      CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E.      CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.      PROXY CONTESTS

A.      VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B.      REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.      POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6.      MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7.      REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.      CAPITAL STRUCTURE

A.      COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B.      DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

..    It is intended for financing purposes with minimal or no dilution to current shareholders

..    It is not designed to preserve the voting power of an insider or significant shareholder

9.      EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap. Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

A.      MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..    Historic trading patterns

..    Rationale for the repricing

..    Value-for-value exchange

..    Option vesting

..    Term of the option

..    Exercise price

..    Participation

B.      EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..    Purchase price is at least 85 percent of fair market value;

..    Offering period is 27 months or less; and

..    Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C.      SHAREHOLDER PROPOSALS ON COMPENSATION

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.     SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (E.G., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (E.G., reports on foreign military sales or offsets).

HARRIS ASSOCIATES L.P.

                              PROXY VOTING POLICIES

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

     1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

     2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

     3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

     4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

     5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

     6.   Harris will normally vote in favor of cumulative voting for directors.

                Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

     1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

     2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.
                               ___

     3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

                Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

     1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

     2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

     3. Harris will normally vote in favor of proposals to require expensing of options.

     4. Harris will normally vote against proposals to permit repricing of underwater options.

     5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

     6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

     7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

     Corporate Structure and Shareholder Rights

     Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

     1. Harris will normally vote in favor of proposals to increase authorized shares.

     2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

     3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

     4. Harris will normally vote against the issuance of poison pill preferred shares.

     5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

     6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

     Routine Corporate Matters

     Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

     SOCIAL RESPONSIBILITY ISSUES

Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which
                                             _
Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a
 _
director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

PROXY VOTING SERVICES. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

VOTING DECISIONS. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

VOTING BALLOTS. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

As of December 2004

                          JANUS CAPITAL MANAGEMENT LLC
                             PROXY VOTING GUIDELINES

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues
_________________________

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
               a. attend less than 75% of the board and committee meetings without a valid excuse;
               b. ignore shareholder proposals that are approved by a majority of the shares outstanding;
               c. are non-independent directors and sit on the audit, compensation or nominating committees;
               d. are non-independent directors and the board does not have an audit, compensation, or nominating committees; or
               e. are audit committee members and the non-audit fees paid to the auditor are `excessive' (as determined by the Proxy Voting Service).

     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

     9. Janus will generally vote with management regarding proposals to declassify a board.

     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

     Auditors
     ________

     11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

     Equity Based Compensation Plans
     _______________________________

     Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

     Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

     In addition, Janus will generally oppose plans that:
               a.   provide for repricing of underwater options;
               b. provide for automatic replenishment ("evergreen") or reload options; and/or
               c. create an inconsistent relationship between long term share performance and compensation increases.

     Other Compensation Related Proposals
     ____________________________________

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

     15. Janus will generally vote in favor of proposals requiring the expensing of options.

     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     17. Janus will generally oppose proposals regarding the repricing of underwater options.

     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
               a. The parachute should be less attractive than an ongoing employment opportunity with the firm;
               b. The triggering mechanism should be beyond the control of management; and
               c. The amount should not exceed three times base salary plus guaranteed benefits.

     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

               a. requiring executive officers and directors to hold a minimum amount of stock in the company;
               b. requiring stock acquired through exercised options to be held for a certain period of time; and
               c.   using restricted stock grants instead of options.

     Other Corporate Matters
     _______________________

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     32.  Janus will evaluate plans of reorganization on a case-by-case basis.*

     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     34. Janus will generally vote in favor of proposals regarding changes in company name.

     35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     39. Janus will generally vote in favor of proposals to adopt cumulative voting.

     40. Janus will generally vote in favor of proposals to require that voting be confidential.

     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

     Shareholder Proposals
     _____________________

     Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

     ----------
     * All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                          JANUS CAPITAL MANAGEMENT LLC

                             Proxy Voting Procedures
                                  December 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers/1/ for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are

----------
     /1/ All references to portfolio managers include assistant portfolio managers.

contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          JANUS CAPITAL MANAGEMENT LLC
                                  PROXY VOTING
                                  DECEMBER 2004

Janus seeks to vote proxies in the best interests of if its clients. For any mutual fund advised or subadvised by Janus and for which Janus has proxy voting authority, Janus will vote all proxies pursuant to the Janus Proxy Voting Guidelines (the "Janus Guidelines"). With respect to Janus' non-mutual fund clients, Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from its non-mutual fund clients to vote proxies for a client's account pursuant to 1) Janus' Proxy Voting Guidelines (the "Janus Guidelines") 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

PROXY VOTING PROCEDURES
_______________________

Janus developed the Janus Guidelines to influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable and no material conflicts exist. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters. While Janus attempts to apply the Janus Guidelines to proxy proposals, Janus reserves the right to use ISS' in-depth analysis on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. ISS is instructed to vote all proxies relating to portfolio securities in accordance with the Janus Guidelines, except as otherwise instructed by Janus.

Each Janus fund's proxy voting record for the one-year period ending each June 30th is provided through Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser. The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client's account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client's account representative and as otherwise displayed on Janus Capital's website (Janus.com).

PROXY VOTING POLICY SUMMARY
___________________________

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues
_________________________

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues
______________

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues
_____________________________

Janus reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service Provider. Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues
________________________

Janus will generally oppose proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals
_____________________

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Janus will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines.

(Revised December 2004)

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                   LEGG MASON FUNDS MANAGEMENT, INC. & LMM LLC
                         PROXY PRINCIPLES AND PROCEDURES

                                OVERVIEW

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC (LMCM) have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

                                PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
__________

Oversight

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

        Compliance Review
        _________________

        A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

                                1. Identifying Potential Conflicts. IN
                                IDENTIFYING POTENTIAL CONFLICTS OF INTEREST THE COMPLIANCE OFFICER WILL REVIEW THE FOLLOWING
                                ISSUES:

                (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

                (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

                (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

                                2. Assessing Materiality. A POTENTIAL CONFLICT WILL BE DEEMED TO BE MATERIAL IF THE COMPLIANCE OFFICER DETERMINES IN THE EXERCISE OF REASONABLE JUDGMENT THAT THE CONFLICT IS LIKELY TO HAVE AN IMPACT ON THE MANNER IN WHICH THE SUBJECT SHARES ARE VOTED.

                                IF THE COMPLIANCE OFFICER DETERMINES THAT THE POTENTIAL CONFLICT IS NOT MATERIAL, THE PROXY ISSUE WILL BE FORWARDED TO THE PROXY OFFICER FOR VOTING.

                                IF THE COMPLIANCE OFFICER DETERMINES THAT THE POTENTIAL CONFLICT MAY BE MATERIAL, THE FOLLOWING STEPS WILL BE TAKEN:

                (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

                (b) After the determination is made, the following procedures will apply:

                        (I) IF THE FINAL DETERMINATION IS THAT THE POTENTIAL CONFLICT is not material, THE PROXY ISSUE WILL BE FORWARDED TO THE PROXY OFFICER FOR VOTING.

                        (II) IF THE FINAL DETERMINATION IS THAT THE POTENTIAL CONFLICT is material, LMCM WILL ADHERE TO THE FOLLOWING
                        PROCEDURES:

        A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

        B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

                              Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

                           Proxy Administrator Duties

The Proxy Administrator:

        1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

        2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

        3. Will use best efforts to obtain missing proxies from custodians;

        4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

        5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

        6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

        7. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

        1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

        2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

        3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

        4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

        5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

        LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

        ------------------------------------------------------------------------
        FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

        1) Obligations of the Board of Directors

        2) Compensation of management and the Board of Directors

        3) Take-over protections

        4) Shareholders' rights

        ------------------------------------------------------------------------
        PROXY ISSUE                                        LMCM GUIDELINE
        ------------------------------------------------------------------------
        BOARD OF DIRECTORS
        ------------------------------------------------------------------------
        INDEPENDENCE OF BOARDS OF DIRECTORS: majority of   For
        unrelated directors, independent of management
        ------------------------------------------------------------------------
        NOMINATING PROCESS: independent nominating         For
        committee seeking qualified candidates,
        continually assessing directors and proposing new
        nominees
        ------------------------------------------------------------------------
        SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS:     For
        Boards must be no larger than 15 members
        ------------------------------------------------------------------------
        CUMULATIVE VOTING FOR DIRECTORS                    For
        ------------------------------------------------------------------------
        STAGGERED BOARDS                                   Against
        ------------------------------------------------------------------------
        SEPARATION OF BOARD AND MANAGEMENT ROLES           Case-by-Case
        (CEO/CHAIRMAN)
        ------------------------------------------------------------------------
        COMPENSATION REVIEW PROCESS: compensation          For
        committee comprised of outside, unrelated
        directors to ensure shareholder value while
        rewarding good performance
        ------------------------------------------------------------------------
        DIRECTOR LIABILITY & INDEMNIFICATION: support      For
        limitation of liability and provide
        indemnification
        ------------------------------------------------------------------------
        AUDIT PROCESS                                      For
        ------------------------------------------------------------------------
        BOARD COMMITTEE STRUCTURE: audit, compensation,    For
        and nominating and/or governance committee
        consisting entirely of independent directors
        ------------------------------------------------------------------------
        MONETARY ARRANGEMENTS FOR DIRECTORS: outside of    For
        normal board activities amts should be approved
        by a board of independent directors and reported
        in proxy
        ------------------------------------------------------------------------
        FIXED RETIREMENT POLICY FOR DIRECTORS              Case-by-Case
        ------------------------------------------------------------------------
        OWNERSHIP REQUIREMENT: all Directors have direct   For
        and material cash investment in common shares of
        Company
        ------------------------------------------------------------------------
        PROPOSALS ON BOARD STRUCTURE: (lead director,      For
        shareholder advisory committees, requirement that
        candidates be nominated by shareholders,
        attendance at meetings)
        ------------------------------------------------------------------------
        ANNUAL REVIEW OF BOARD/CEO BY BOARD                For
        ------------------------------------------------------------------------
        PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT           For
        (INCLUDING CEO)
        ------------------------------------------------------------------------
        VOTES FOR SPECIFIC DIRECTORS                       Case-by-Case
        ------------------------------------------------------------------------

        - CONTINUED -

        ------------------------------------------------------------------------
        PROXY ISSUE                                        LMCM GUIDELINE
        ------------------------------------------------------------------------
        MANAGEMENT AND DIRECTOR COMPENSATION
        ------------------------------------------------------------------------
        STOCK OPTION AND INCENTIVE COMPENSATION PLANS:     Case-by-Case
        ------------------------------------------------------------------------
        FORM OF VEHICLE: grants of stock options, stock    Case-by-Case
        appreciation rights, phantom shares and
        restricted stock
        ------------------------------------------------------------------------
        PRICE                                              Against plans whose
                                                           underlying securities
                                                           are to be issued at
                                                           less than 100% of the
                                                           current market value
        ------------------------------------------------------------------------
        RE-PRICING: plans that allow the Board of          Against
        Directors to lower the exercise price of options
        already granted if the stock price falls or
        under-performs the market
        ------------------------------------------------------------------------
        EXPIRY: plan whose options have a life of more     Case-by-Case
        than ten years
        ------------------------------------------------------------------------
        EXPIRY: "evergreen" stock option plans             Against
        ------------------------------------------------------------------------
        DILUTION:                                          Case-by-Case - taking
                                                           into account value
                                                           creation, commitment
                                                           to
                                                           shareholder-friendly
                                                           policies, etc.
        ------------------------------------------------------------------------
        VESTING: stock option plans that are 100% vested   Against
        when granted
        ------------------------------------------------------------------------
        PERFORMANCE VESTING: link granting of options, or  For
        vesting of options previously granted, to
        specific performance targets
        ------------------------------------------------------------------------
        CONCENTRATION: authorization to allocate 20% or    Against
        more of the available options to any one
        individual in any one year
        ------------------------------------------------------------------------
        DIRECTOR ELIGIBILITY: stock option plans for       Case-by-Case
        directors if terms and conditions are clearly
        defined and reasonable
        ------------------------------------------------------------------------
        CHANGE IN CONTROL: stock option plans with change  Against in control provisions that allow option holders
        to receive more for their options than
        shareholders would receive for their shares
        ------------------------------------------------------------------------
        CHANGE IN CONTROL: change in control arrangements  Against developed during a take-over fight specifically to
        entrench or benefit management
        ------------------------------------------------------------------------
        CHANGE IN CONTROL: granting options or bonuses to  Against outside  directors in event of a change in control
        ------------------------------------------------------------------------
        BOARD DISCRETION: plans to give Board broad        Against
        discretion in setting terms and conditions of
        programs
        ------------------------------------------------------------------------
        EMPLOYEE LOANS: Proposals authorizing loans to     Against
        employees to pay for stock or options
        ------------------------------------------------------------------------
        NOT PROHIBITING "MEGA-GRANTS"                      Not Specified
        ------------------------------------------------------------------------
        OMNIBUS PLANS: plans that provide for multiple     Not Specified
        awards and believe that shareholders should vote
        on the seperate components of such plans
        ------------------------------------------------------------------------
        DIRECTOR COMPENSATION: % of directors'             For
        compensation in form of common shares
        ------------------------------------------------------------------------
        GOLDEN PARACHUTES                                  Case-by-Case
        ------------------------------------------------------------------------
        EXPENSE STOCK OPTIONS                              For
        ------------------------------------------------------------------------
        SEVERANCE PACKAGES: must receive shareholder       For
        approval
        ------------------------------------------------------------------------
        LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED Against
        PLANS
        ------------------------------------------------------------------------
        RELOAD OPTIONS                                     Against
        ------------------------------------------------------------------------

        PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES Against
        ------------------------------------------------------------------------
        EMPLOYEE STOCK PURCHASE PLANS                      Case-by-Case
        ------------------------------------------------------------------------
        - CONTINUED -

        ------------------------------------------------------------------------
        PROXY ISSUE                                        LMCM GUIDELINE
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        TAKEOVER PROTECTIONS
        ------------------------------------------------------------------------
        SHAREHOLDER RIGHTS PLANS: plans that go beyond     Against
        ensuring the equal treatment of shareholders in
        the event of a bid and allowing the corp. enough
        time to consider alternatives to a bid
        ------------------------------------------------------------------------
        GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND   Case-by-Case
        OTHER PURCHASE TRANSACTIONS
        ------------------------------------------------------------------------
        LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements  Against that serve to prevent competing bids in a takeover
        situation
        ------------------------------------------------------------------------
        CROWN JEWEL DEFENSES                               Against
        ------------------------------------------------------------------------
        PAYMENT OF GREENMAIL                               Against
        ------------------------------------------------------------------------
        "CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION"     Against
        PROVISIONS: provisions that seek to limit the
        discretion of a future board to redeem the plan
        ------------------------------------------------------------------------
        CHANGE CORPORATION'S DOMICILE: if reason for       Against
        re-incorporation is to take advantage of
        protective statutes (anti-takeover)
        ------------------------------------------------------------------------
        POISON PILLS: receive shareholder ratification     For
        ------------------------------------------------------------------------
        REDEMPTION/RATIFICATION OF POISON PILL             For

        ------------------------------------------------------------------------
        SHAREHOLDERS' RIGHTS
        ------------------------------------------------------------------------
        CONFIDENTIAL VOTING BY SHAREHOLDERS                For
        ------------------------------------------------------------------------
        DUAL-CLASS SHARE STRUCTURES                        Against
        ------------------------------------------------------------------------
        LINKED PROPOSALS: with the objective of making one Against element of a proposal more acceptable
        ------------------------------------------------------------------------
        BLANK CHECK PREFERRED SHARES: authorization of, or Against an increase in, blank check preferred shares
        ------------------------------------------------------------------------
        SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS:   Against
        management seeks to increase the number of votes
        required on an issue above two-thirds of the
        outstanding shares
        ------------------------------------------------------------------------
        INCREASE IN AUTHORIZED SHARES: provided the amount For
        requested is necessary for sound business reasons
        ------------------------------------------------------------------------
        SHAREHOLDER PROPOSALS                              Case-by-Case
        ------------------------------------------------------------------------
        STAKEHOLDER PROPOSALS                              Case-by-Case
        ------------------------------------------------------------------------
        ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH      Against
        VOTING RIGHTS TO BE DETERMINED BY THE BOARD
        WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL
        ------------------------------------------------------------------------
        "FAIR PRICE" PROVISIONS: Measures to limit ability For
        to buy back shares from particular shareholder at
        higher-than-market prices
        ------------------------------------------------------------------------
        PREEMPTIVE RIGHTS                                  For
        ------------------------------------------------------------------------

        ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP    For
        REQUIRE PRIOR SHAREHOLDER APPROVAL (including
        "anti-takeover" measures)
        ------------------------------------------------------------------------
        ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT        For
        ------------------------------------------------------------------------
        ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS        For
        ------------------------------------------------------------------------
        SOCIAL AND ENVIRONMENTAL ISSUES                    As recommended by
                                                           Company Management
        ------------------------------------------------------------------------
        REIMBURSING PROXY SOLICITATION EXPENSES            Case-by-Case
        ------------------------------------------------------------------------

November 21, 2003

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES
                      ____________________________________

                                  INTRODUCTION

        Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

        The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

        There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

              SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to
____________
Board) of Publicly Held Company Owned by a Lord Abbett Fund.

        Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

        The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.
____________

        Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

        For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES

        Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

                              Election of Directors

        Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

        There are some actions by directors that may result in votes being withheld. These actions include:

        1) Attending less than 75% of board and committee meetings without a valid excuse.
        2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
        3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
        4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
        5)      Failing to replace management as appropriate.

        We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

                          Incentive Compensation Plans

        We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

        We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

        1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
        2)      Management's rationale for why the repricing is necessary.
        3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
        4) Other factors, such as the number of participants, term of option, and the value for value exchange.

        In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

1Shareholder Rights
___________________

Cumulative Voting
_________________

        We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting
___________________

        There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

        On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

                              Supermajority Voting

        Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES
_______________

        Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

        Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

2) 3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

3) 4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

        .    Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
        .    No dead-hand or no-hand pills.

        . Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
        . Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

                                  SOCIAL ISSUES

        It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                           MET INVESTORS SERIES TRUST
                      PROXY VOTING POLICIES AND PROCEDURES
                      ____________________________________

TRUST'S POLICY STATEMENT

        Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.

TRUST'S PROXY VOTING PROGRAM

        Met Investors Advisory LLC (the "Manager") serves as the investment manager of the Trust's portfolios. The Manager is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

MANAGER'S DUE DILIGENCE AND COMPLIANCE PROGRAM

        As part of its ongoing due diligence and compliance responsibilities, the Manager will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. The Manager will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.

ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

        Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

        WRITTEN POLICIES AND PROCEDURES: THE ADVISER MUST MAINTAIN WRITTEN PROXY
        ________________________________
VOTING POLICIES AND PROCEDURES IN ACCORDANCE WITH APPLICABLE LAWS AND REGULATIONS AND MUST PROVIDE TO THE TRUST AND THE MANAGER UPON REQUEST, COPIES OF SUCH POLICIES AND PROCEDURES.

        FIDUCIARY DUTY: THE ADVISER'S POLICIES AND PROCEDURES MUST BE REASONABLY
        ______________
DESIGNED TO ENSURE THAT THE ADVISER VOTES CLIENT SECURITIES IN THE BEST INTEREST OF ITS CLIENTS.

        CONFLICTS OF INTEREST: THE ADVISER'S POLICIES AND PROCEDURES MUST
        ______________________
INCLUDE APPROPRIATE PROCEDURES TO IDENTIFY AND RESOLVE AS NECESSARY ALL MATERIAL PROXY-RELATED CONFLICTS OF INTEREST BETWEEN THE ADVISER (INCLUDING ITS AFFILIATES) AND ITS CLIENTS BEFORE VOTING CLIENT PROXIES.

        VOTING GUIDELINES: THE ADVISER'S POLICIES AND PROCEDURES MUST ADDRESS
        __________________
WITH REASONABLE SPECIFICITY HOW THE ADVISER WILL VOTE PROXIES, OR WHAT FACTORS IT WILL TAKE INTO ACCOUNT, WHEN VOTING ON PARTICULAR TYPES OF MATTERS, E.G., CORPORATE GOVERNANCE PROPOSALS, COMPENSATION ISSUES AND MATTERS INVOLVING SOCIAL OR CORPORATE RESPONSIBILITY.

        MONITORING PROXY VOTING: THE ADVISER MUST HAVE AN ESTABLISHED SYSTEM
        ________________________
AND/OR PROCESS THAT IS REASONABLY DESIGNED TO ENSURE THAT PROXIES ARE VOTED ON BEHALF OF ITS CLIENTS IN A TIMELY AND EFFICIENT MANNER.

        RECORD RETENTION AND INSPECTION: THE ADVISER MUST HAVE AN ESTABLISHED
        ________________________________
SYSTEM FOR CREATING AND RETAINING ALL APPROPRIATE DOCUMENTATION RELATING TO ITS PROXY VOTING ACTIVITIES AS REQUIRED BY APPLICABLE LAWS AND REGULATIONS. THE ADVISER MUST PROVIDE TO THE TRUST AND THE MANAGER SUCH INFORMATION AND RECORDS WITH RESPECT TO PROXIES RELATING TO THE TRUST'S PORTFOLIO SECURITIES AS REQUIRED BY LAW AND AS THE TRUST OR THE MANAGER MAY REASONABLY REQUEST.

DISCLOSURE OF TRUST'S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

        The Manager on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. The Manager (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

REPORTS TO TRUST'S BOARD OF TRUSTEES.

        The Manager will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.

Adopted:  November 19, 2003

MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                            PROXY VOTING POLICIES AND PROCEDURES
                                            ____________________________________

        Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures ("Proxy Voting Policies") with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the "MFS Funds").

                              A. VOTING GUIDELINES

                 GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

        MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

        MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

        As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

        From time to time, MFS receives comments on the proxy voting guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and the guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

The Proxy Voting Policies are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

                          B. ADMINISTRATIVE PROCEDURES
                             _________________________

        1. MFS PROXY REVIEW GROUP
           ______________________

        The administration of the Proxy Voting Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

                a. Reviews the Proxy Voting Policies at least annually and recommends any amendments considered to be necessary or advisable;

                b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the proxy voting guidelines and (ii) votes not clearly governed by the guidelines; and

                c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

        2. POTENTIAL CONFLICTS OF INTEREST
           _______________________________

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with the Proxy Voting Policies and the proxy voting guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the Proxy Voting Policies and the proxy voting guidelines, or (ii) matters presented for vote are not clearly governed by the Proxy Voting Policies and the proxy voting guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

     a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

     b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

     c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

     d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

        3. GATHERING PROXIES
           _________________

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

        4. ANALYZING PROXIES
           _________________

        After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)/2/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./3/

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies referred to above and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no

----------
        /2/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

        /3/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (E.G., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in the Proxy Voting Policies.

        5. VOTING PROXIES
           ______________

        After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

     C. MONITORING SYSTEM

        It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D. RECORDS RETENTION

        MFS will retain copies of the Proxy Voting Policies in effect from time to time. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

     E. REPORTS
        _______

        At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                                                      APPENDIX A

                      MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.      POLICY STATEMENT
        ________________

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
____________
procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility
_______________________
for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see
Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is
___________________________________________
well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.     GENERAL PROXY VOTING GUIDELINES
        _______________________________

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III.    GUIDELINES
        __________

A.      MANAGEMENT PROPOSALS

        1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

             .     Selection or ratification of auditors.

             . Approval of financial statements, director and auditor reports.

             .     General updating/corrective amendments to the charter.

             . Proposals to limit Directors' liability and/or broaden indemnification of Directors.

             . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

             . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

             . Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

             .     Proposals to eliminate cumulative voting.

             .     Proposals to eliminate preemptive rights.

             . Proposals for confidential voting and independent tabulation of voting results.

             . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

        2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

                        Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

                        (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

                        (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

                        (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

        3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

             Capitalization changes
             ______________________

             . Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

             . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

             . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

             .    Proposals for share repurchase plans.

             . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

             .    Proposals to effect stock splits.

             . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

             Compensation
             ____________

             . Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

             . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

             . Proposals for the establishment of employee stock option Plans and other employee ownership plans.

             . Proposals for the establishment of employee retirement and severance plans

             Anti-Takeover Matters
             _____________________

             . Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

             . Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

        4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

             . Proposals to establish cumulative voting rights in the election of directors.

             . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

             . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

             .    Proposals to create "blank check" preferred stock.

             . Proposals relating to changes in capitalization by 100% or more.

             . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

             . Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

             .    Proposals to indemnify auditors.

        5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

             Corporate Transactions

             . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

             . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

             . Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

             . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                  (i)     The stock option plan should be incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

             Anti-Takeover Provisions
             ________________________

             .    Proposals requiring shareholder ratification of poison pills.

               . Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.      SHAREHOLDER PROPOSALS

     1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

               . Proposals requiring auditors to attend the annual meeting of shareholders.

               . Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

               . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

               Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.
               . Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

               .    Proposals requiring confidential voting.

               . Proposals to reduce or eliminate supermajority voting requirements.

               . Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

               .    Proposals to require the company to expense stock options.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

               .    Proposals that limit tenure of directors.

               .    Proposals to limit golden parachutes.

               . Proposals requiring directors to own large amounts of stock to be eligible for election.

               . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

               . Proposals that limit retirement benefits or executive compensation.

               . Proposals requiring shareholder approval for bylaw or charter amendments.

               . Proposals requiring shareholder approval of executive compensation.

               . Proposals requiring shareholder approval of golden parachutes.

               . Proposals to eliminate certain anti-takeover related provisions.

               .    Proposals to prohibit payment of greenmail.

     3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

               . Proposals to declassify the Board of Directors (if management supports a classified board).

               . Proposals requiring a U.S. company to have a separate Chairman and CEO.

               . Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

               . Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

               Proposals that require inappropriate endorsements or corporate actions.
               . Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.     ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.      PROXY REVIEW COMMITTEE

        1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

               (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

               (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

               (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

               (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

               (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief

                    Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

               (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

               (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.      IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

        1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

        2. A material conflict of interest could exist in the following situations, among others:

        (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

        (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

        (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C.      PROXY VOTING REPORTS

        (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

        (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                              NEUBERGER BERMAN, LLC

                        NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                         NON-SOCIALLY RESPONSIVE CLIENTS

Introduction and General Principles

Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (E.G., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

Responsibility and Oversight

NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

        developing, authorizing, implementing and updating NB's policies and procedures;

        overseeing the proxy voting process; and

        engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

Proxy Voting Guidelines

NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in
Section V, Paragraph D.

There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

Proxy Voting Procedures

NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

        research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

        vote and submit proxies in a timely manner;

        handle other administrative functions of proxy voting;

        maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

        maintain records of votes cast; and

        provide recommendations with respect to proxy voting matters in general.

Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

Conflicts of Interest

NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

Material conflicts cannot be resolved by simply abstaining from voting.

Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

a copy of these policies and procedures, which shall be made available to clients upon request;

        proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

        a record of each vote cast (which ISS maintains on NB's behalf);

        a copy of each questionnaire completed by any NB Investment Professional under Section V above;

        any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

        each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

Disclosure

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

                               EFFECTIVE JUNE 2003

                                    EXHIBIT A

                ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's proxy voting policy guidelines.

                                    Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

..    An auditor has a financial interest in or association with the company, and is therefore not independent

..    Fees for non-audit services are excessive, or

..    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                               Board of Directors

        Voting on Director Nominees in Uncontested Elections
        ____________________________________________________

        Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

        Classification/Declassification of the Board
        ____________________________________________

        Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

        Independent Chairman (Separate Chairman/CEO)
        ____________________________________________

        Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

        Majority of Independent Directors/Establishment of Committees
        _____________________________________________________________

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

        Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

                               Shareholder Rights

        Shareholder Ability to Act by Written Consent
        _____________________________________________

        Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

        Shareholder Ability to Call Special Meetings
        ____________________________________________

        Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

        Supermajority Vote Requirements
        _______________________________

        Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

        Cumulative Voting
        _________________

        Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

        Confidential Voting
        ___________________

        Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

                                 Proxy Contests

        Voting for Director Nominees in Contested Elections
        ___________________________________________________

        Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

        Reimbursing Proxy Solicitation Expenses
        _______________________________________

        Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

                                  Poison Pills

        Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

                      Mergers and Corporate Restructurings

        Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

                            Reincorporation Proposals

        Proposals to change a company's state of incorporation should be evaluated on a CASEBY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

                                Capital Structure

        Common Stock Authorization
        __________________________

        Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

        Dual-class Stock
        ________________

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

..    It is intended for financing purposes with minimal or no dilution to current shareholders

..    It is not designed to preserve the voting power of an insider or significant shareholder

                       Executive and Director Compensation

        Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

        Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

        Management Proposals Seeking Approval to Reprice Options
        ________________________________________________________

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..    Historic trading patterns

..    Rationale for the repricing

..    Value-for-value exchange

..    Option vesting

..    Term of the option

..    Exercise price

     .    Participation

          Employee Stock Purchase Plans
          _____________________________

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

..    Purchase price is at least 85 percent of fair market value

..    Offering period is 27 months or less, and

..    Potential voting power dilution (VPD) is ten percent or less.

        Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

        Shareholder Proposals on Compensation
        _____________________________________

        Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                         Social and Environmental Issues

        These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

        In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

CONCISE GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, ISS HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

          Financial Results/Director and Auditor Reports
          ______________________________________________

Vote FOR approval of financial statements and director and auditor reports, unless:

..    there are concerns about the accounts presented or audit procedures used;
     or

     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

          Appointment of Auditors and Auditor Compensation
          ________________________________________________

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

..    there are serious concerns about the accounts presented or the audit procedures used;

..    the auditors are being changed without explanation; or

     . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

        ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

          Appointment of Internal Statutory Auditors
          __________________________________________

Vote FOR the appointment or reelection of statutory auditors, unless:

..    there are serious concerns about the statutory reports presented or the audit procedures used;

..    questions exist concerning any of the statutory auditors being appointed;
     or

     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

          Allocation of Income
          ____________________

Vote FOR approval of the allocation of income, unless:

..    the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     .  the payout is excessive given the company's financial position.

        Stock (Scrip) Dividend Alternative
        __________________________________

Vote FOR most stock (scrip) dividend proposals.

        Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

        Amendments to Articles of Association
        _____________________________________

        Vote amendments to the articles of association on a CASE-BY-CASE basis.

        Change in Company Fiscal Term
        _____________________________

        Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

        Lower Disclosure Threshold for Stock Ownership
        ______________________________________________

        Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

        Amend Quorum Requirements
        _________________________

        Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

        Transact Other Business
        _______________________

        Vote AGAINST other business when it appears as a voting item.

        Director Elections
        __________________

Vote FOR management nominees in the election of directors, unless:

..    there are clear concerns about the past performance of the company or the board; or

..    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

        Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

        Director Compensation
        _____________________

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

        Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

        Discharge of Board and Management
        _________________________________

Vote FOR discharge of the board and management, unless:

..   there are serious questions about actions of the board or management for the year in question; or

    .   legal action is being taken against the board by other shareholders.

        Director, Officer, and Auditor Indemnification and Liability Provisions
        _______________________________________________________________________

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

        Vote AGAINST proposals to indemnify auditors.

        Board Structure
        _______________

Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

        Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

        Share Issuance Requests
        _______________________

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

        Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

        Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

..    the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

..    the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

        Vote AGAINST proposals to adopt unlimited capital authorizations.

        Reduction of Capital
        ____________________

        Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

        Capital Structures
        __________________

        Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

        Preferred Stock
        _______________

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

        Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

        Debt Issuance Requests
        ______________________

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

        Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

        Pledging of Assets for Debt
        ___________________________

        Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

        Increase in Borrowing Powers
        ____________________________

        Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

        Share Repurchase Plans:
        _______________________

Vote FOR share repurchase plans, unless:

..    clear evidence of past abuse of the authority is available; or

     .  the plan contains no safeguards against selective buybacks.

        Reissuance of Shares Repurchased:
        _________________________________

        Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

        Capitalization of Reserves for Bonus Issues/Increase In Par Value:
        __________________________________________________________________

        Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

        Reorganizations/Restructurings:
        _______________________________

        Vote reorganizations and restructurings on a CASE-BY-CASE basis.

        Mergers and Acquisitions:
        _________________________

Vote FOR mergers and acquisitions, unless:

..    the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

..    the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

        ABSTAIN if there is insufficient information available to make an informed voting decision.

        Mandatory Takeover Bid Waivers:
        _______________________________

        Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

        Reincorporation Proposals:
        __________________________

        Vote reincorporation proposals on a CASE-BY-CASE basis.

        Expansion of Business Activities:
        _________________________________

        Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

        Related-Party Transactions:
        ___________________________

        Vote related-party transactions on a CASE-BY-CASE basis.

        Compensation Plans:
        ___________________

        Vote compensation plans on a CASE-BY-CASE basis.

        Antitakeover Mechanisms:
        ________________________

        Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

        Shareholder Proposals:
        ______________________

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

        Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    EXHIBIT B

              [LOGO OF INSTITUTIONAL SHAREHOLDER SERVICES COMPANY]

                  POLICIES, PROCEDURES AND PRACTICES REGARDING
                         POTENTIAL CONFLICTS OF INTEREST

        Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

        Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

        To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

        REGULATORY OVERSIGHT-ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

        BOARD POLICY-The ISS Board of Directors resolved that the development and application of ISS's proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

        OWNERSHIP-ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

        TRANSPARENCY OF VOTING POLICIES-ISS makes its proxy voting policies readily available to issuers and investors. The ISS PROXY VOTING MANUAL, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

Page Two

Policies, Procedures and Practices Regarding

        Potential Conflicts of Interest

        FULL DISCLOSURE-Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

        SEPARATE STAFFS/PHYSICAL SEPARATION-ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

        NO GUARANTEES-Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

        BLACKOUT PERIOD-Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

        NO BACKROOM DEALS-ISS requires issuers to provide written documentation-signed by an executive level manager-before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

        We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

                                                             Updated: April 2003

        OPPENHEIMERFUNDS, INC.
        498 SEVENTH AVENUE
        NEW YORK, NEW YORK 10018

        OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AUGUST 1, 2003

        These PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A.      ACCOUNTS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY
        ______________________________________________________

        Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

        In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.      OBJECTIVE
        _________

..    OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

     When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

     In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C.      PROXY VOTING AGENT
        __________________

        OFI has retained INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

        ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

        ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

     .  The name of the issuer of the portfolio security;
     .  The exchange ticker symbol of the portfolio security;
     .  The CUSIP number for the portfolio security;
     .  The shareholder meeting date;
     .  A brief identification of the matter voted on;
     . Whether the matter was proposed by the issuer or by a security holder; . Whether the fund cast its vote on the matter;
     . How the fund cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and
     .  Whether the fund cast its vote for or against management.

        The ISS reports also include the ISS recommended vote on each proposal.

D.      PROXY VOTING COORDINATOR
        ________________________

        The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E.      CONFLICTS OF INTEREST
        _____________________

        OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F.      PROXY VOTING GUIDELINES
        _______________________

        The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio PROXY VOTING GUIDELINES address the issues OFI has most frequently encountered in the past several years.

               OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES
               ___________________________________________________
                                 AUGUST 1, 2003

SUMMARY

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

..    We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

..    In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

..    We support shareholder proposals to reduce a super-majority vote requirement.

..    We oppose management proposals to add a super-majority vote requirement.

..    We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

..    We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

..    We oppose re-pricing of stock options.

..    In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                                OPPENHEIMER FUNDS
                             PROXY VOTING GUIDELINES
                             _______________________

1.0     THE BOARD OF DIRECTORS

1.01    Voting on Director Nominees
        ___________________________

        Vote FOR each Director Nominee, except:

                Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed CASE-BY-CASE).

                EXAMPLES of poor long-term performance include: negative 5-year
                ________
                annualized shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

1.02    Elect Compensation Committee or Audit Committee

        OPPOSE if Committee is not fully composed of Independent Directors.

        An Independent Director is defined as a director that:

    . Has not been employed by the company or any affiliate in an executive capacity within the last five years.

    . Is not a member of a firm that is one of this company's paid advisors or consultants.

    .   Is not employed by a significant customer or supplier of the company.

    .   Does not have a personal services contract with the company.

    . Is not employed by a tax-exempt organization that receives significant contributions from the company.

    . Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

    . Has not had any business relationship that would be required to be disclosed under Regulation S-K.

    . a director's fees must be the sole compensation an audit committee member receives from the company./4/

1.03    Establish a Nominating Committee

        OPPOSE if less than all Directors on the Nominating Committee are Independent Directors.

----------
     /4/ Per the proposed NYSE corporate governance standards for listed companies.

1.04    Limit Composition of Committee(s) to Independent Directors

        Review on a CASE-BY-CASE basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05    Require that Directors' Fees be Paid in Stock

        Vote WITH MANAGEMENT.

1.06    Approve Increase in Board Size

        Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07    Approve Decrease in Board Size
        ______________________________

                SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08    Classify Board of Directors
        ___________________________

        Vote AGAINST proposal to classify the board of directors.

        Vote FOR proposals to repeal classified boards and to elect all directors annually.

        In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

        DISCUSSION. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09    Officers/Directors Liability and Indemnification
        ________________________________________________

                SUPPORT proposal if it conforms to state law.

1.10    Director Age Restrictions
        _________________________

        OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11    Establish Term Limits for Directors
        ___________________________________

        Vote WITH MANAGEMENT.

1.12    Mandatory Retirement Age for Directors
        ______________________________________

        OPPOSE provided there are term limits for Directors.

1.13    Separate CEO & Chairman Positions
        _________________________________

                Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14    Require Annual Election of Directors
        ____________________________________

                Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15    Require that a Majority of Directors be Independent
        ___________________________________________________

        Vote FOR proposal that a majority of Directors be Independent.

        Consider proposals that MORE THAN A MAJORITY of Directors be Independent on a CASE-BY-CASE basis.

1.16    Establish Director Stock Ownership Requirements
        _______________________________________________

                Vote WITH MANAGEMENT

2.0     Auditors

2.01    Ratify Selection of Auditors
        ____________________________

        Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02    Approve Discharge of Auditors
        _____________________________

        Examine on a CASE-BY-CASE basis.

2.03    Audit Firm Rotation
        ___________________

        Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0     Proxy Contest Defenses

3.01    Eliminate Cumulative Voting
        ___________________________

        Vote FOR proposal to eliminate cumulative voting.

                Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02    Provide for Confidential Voting

        OPPOSE.

        If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0     TENDER OFFER DEFENSES

4.01    Management Proposal to adopt shareholders rights plan ("poison pill")
        _____________________________________________________________________

                These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

        OFI will generally OPPOSE adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02    Submit Poison Pill to Shareholder Vote
        ______________________________________

        Vote FOR.

4.03    Allow Board to use all outstanding capital authorizations in the event
        ______________________________________________________________________
        of public tender or share exchange offer
        ________________________________________

         OPPOSE.

4.04    Super-Majority Vote Requirements
        ________________________________

        Vote FOR shareholder proposal to reduce super-majority vote requirement.

        Vote AGAINST management proposal to require supermajority vote.

4.05    Anti-Greenmail Amendments
        _________________________

        Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

        Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0     CORPORATE GOVERNANCE

5.01    Establish Shareholder Advisory Committee
        ________________________________________

                             Vote WITH MANAGEMENT

5.02    Shareholders' Right to Call a Special Meeting
        _____________________________________________

        Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0     CAPITAL STRUCTURE

6.01    Increase Authorized Common Stock
        ________________________________

        SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02    Issue Tracking Stock
        ____________________

                In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

                OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03    Submit Preferred Stock Issuance to Vote
        _______________________________________

                SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04    Issue "Blank Check" Preferred Stock
        ___________________________________

        OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05    Increase Authorization of "Blank Check" Preferred Stock
        _______________________________________________________

        OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06    Pledge of Assets for Debt (Generally, Foreign Issuers)
        ______________________________________________________

        In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

        OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0     COMPENSATION

        We review compensation proposals on a CASE-BY-CASE basis.

        In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01    Employee Stock Purchase Plan
        ____________________________

        Vote FOR unless the offering period exceeds 12 months.

7.02    Cash Bonus Plan
        _______________

        Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03    Non-Employee Director Stock Plans
        _________________________________

        Vote IN FAVOR if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04    Executive Stock Based Plans
        ___________________________

        OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

        In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers./5/

7.05    Bonus for Retiring Director
        ___________________________

        Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company. .

7.06    Proposal to Re-price Stock Options
        __________________________________

        OPPOSE.

7.07    Submit Severance Agreement to Shareholder Vote
        ______________________________________________

        Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08    Shareholder Proposal to Limit Executive Compensation
        ____________________________________________________

                              Vote WITH MANAGEMENT

7.09    Shareholder Proposal to Submit Executive Compensation to Shareholder
        ____________________________________________________________________
        Vote
        ____

                              Vote WITH MANAGEMENT

----------
/1/ As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

7.10    Treatment of Stock Option Awards: Require Expensing of Stock Options
        ____________________________________________________________________
        Awards
        ______

        Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0     STATE OF INCORPORATION

8.01    Proposal to Change the Company's State of Incorporation
        _______________________________________________________

        Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0     MERGERS AND RESTRUCTURING

9.01    Mergers and Acquisitions
        ________________________

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02    Corporate Restructuring
        _______________________

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

9.03    Spin-offs
        _________

Votes on spin-offs should be considered on a CASE-BY-CASE basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04    Asset Sales
        ___________

Votes on asset sales should be made on a CASE-BY-CASE basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05    Liquidations
        ____________

Votes on liquidations should be made on a CASE-BY-CASE basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06    Appraisal Rights
        ________________

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07    Changing Corporate Name
        _______________________

        Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08    Severance Agreements that are Operative in Event of Change of Control
        _____________________________________________________________________

Review CASE-BY-CASE, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./6/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./7/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./8/

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./9/

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

----------
     /6/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).

     /7/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

     /8/  Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29,
1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

     /9/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST
PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

        1. convening an ad-hoc committee to assess and resolve the conflict;/10/
        2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;
        3. voting the proxy in accordance with the recommendation of an independent third-party service provider;
        4. suggesting that the client engage another party to determine how the proxies should be voted;
        5. delegating the vote to an independent third-party service provider; or
        6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS
Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

----------
     /10/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

PIMCO RECORD KEEPING
PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest. Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT
PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures. Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.
        1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).
        2. CONFLICTS OF INTEREST. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.
        3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.
        4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle

Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.
        5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.
        6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES
In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

        BOARD OF DIRECTORS
        1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.
        2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.
        3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.
        4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.
        5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

        6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

        PROXY CONTESTS AND PROXY CONTEST DEFENSES
        1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election:
(i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.
        2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses;
(ii) estimated total cost of solicitation; (iii) total expenditures to date;
(iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.
        3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
        4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.
        5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

        6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

        TENDER OFFER DEFENSES
        1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
        2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
        3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and
(iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

        CAPITAL STRUCTURE
        1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.
        2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.
        3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.
        4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

        EXECUTIVE AND DIRECTOR COMPENSATION
        1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

        2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

        3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

        STATE OF INCORPORATION
        STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

        MERGERS AND RESTRUCTURINGS
        1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.
        2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

        INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

        1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

        2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

        3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

        4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

        5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

        6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

        7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

        8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

        9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund;
(ii) the fund's past performance; and (iii) the terms of the liquidation.

        10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

        11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

        12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

        DISTRESSED AND DEFAULTED SECURITIES

        1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

        2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

        MISCELLANEOUS PROVISIONS

        1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

        2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

        3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

        4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

                May 6, 2003

                               Putnam Investments

                        Proxy Voting Procedures

           Introduction and Summary

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2       considers special proxy issues as they may from time to time arise.

                Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

     1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

     2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

     3. manages the process of referring issues to portfolio managers for voting instructions.

     4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

     5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

     6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

     7.   prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

                Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

                Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

        1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

        2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

        3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

        4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (I.E., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

        5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

                Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

        1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

        2. A copy of each proxy statement received with respect to securities in client accounts;

        3.      Records of each vote cast for each client;

        4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

        5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                   Exhibit A to Proxy Procedures
                                                   _____________________________

                   PUTNAM INVESTMENTS PROXY VOTING GUIDELINES

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:
                      ___

          A. MATTERS RELATING TO THE BOARD OF DIRECTORS
             __________________________________________

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of
                                                             ___
the company's nominees for directors and FOR board-approved proposals on other
                                         ___
matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     .    Putnam will WITHHOLD VOTES for the entire board of directors if
                      ______________

     .    The board does not have a majority of independent directors; or

     . The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for CASE-BY-CASE BASIS review.
                          __________________

     .    Putnam will WITHHOLD VOTES for any nominee for director who is
                      ______________
          considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     .    Putnam will WITHHOLD VOTES for the entire board of directors if the
                      ______________
          board has more than 19 members or fewer than five members, absent
                              __                       ____
          special circumstances.

     .    Putnam will vote on a CASE-BY-CASE BASIS in contested elections of
                                __________________
          directors.

          .    Putnam will WITHHOLD VOTES for any nominee for director who
                           ______________
               attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

               .    Putnam will WITHHOLD VOTES for any nominee for director of a
                                ______________
                    public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

          .    Putnam will vote AGAINST proposals to classify a board, absent
                                _______
               special circumstances indicating that shareholder interests would be better served by this structure.

          B. EXECUTIVE COMPENSATION
             ______________________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to
                      __________________
executive compensation, except as follows:

     . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote FOR stock option plans
                                                      ___
          which will result in an average annual dilution of 1.67% or less
                                          ______
          (including all equity-based plans).

     .    Putnam will vote AGAINST stock option plans that permit replacing or
                           _______
          repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

     .    Putnam will vote AGAINST stock option plans that permit issuance of
                           _______
          options with an exercise price below the stock's current market price.

     . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote FOR employee stock purchase plans
                                               ___
          that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

          C. CAPITALIZATION
             ______________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals involving
                      __________________
changes to a company's capitalization.

     .    Putnam will vote FOR proposals relating to the authorization of
                           ___
          additional common stock (except where such proposals relate to a specific transaction).

     .    Putnam will vote FOR proposals to effect stock splits (excluding
                           ___
          reverse stock splits.)

     .    Putnam will vote FOR proposals authorizing share repurchase programs.
                           ___

          D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER
             __________________________________________________________________
             TRANSACTIONS
             ____________

Putnam will vote on a CASE-BY-CASE BASIS on business transactions such as
                      __________________
acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

     . Putnam will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

          E. ANTI-TAKEOVER MEASURES
             ______________________

Putnam will vote AGAINST board-approved proposals to adopt anti-takeover
                 _______
measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     .    Putnam will vote on a CASE-BY-CASE BASIS on proposals to ratify or
                                __________________
          approve shareholder rights plans (commonly referred to as "poison pills"); and

     .    Putnam will vote on a CASE-BY-CASE BASIS on proposals to adopt fair
                                __________________
          price provisions.

          F. OTHER BUSINESS MATTERS
             ______________________

Putnam will vote FOR board-approved proposals approving routine business matters
                 ___
such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     .    Putnam will vote on a CASE-BY-CASE BASIS on proposals to amend a
                                __________________
          company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

     .    Putnam will vote AGAINST authorization to transact other unidentified,
                           _______
          substantive business at the meeting.

II. SHAREHOLDER PROPOSALS

Putnam will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF
                 _______________________________________________________________
DIRECTORS on all shareholder proposals, except as follows:
_________

     .    Putnam will vote FOR shareholder proposals to declassify a board,
                           ___
          absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     .    Putnam will vote FOR shareholder proposals to require shareholder
                           ___
          approval of shareholder rights plans.

     .    Putnam will vote FOR shareholder proposals that are consistent with
                           ___
          Putnam's proxy voting guidelines for board-approved proposals.

III. VOTING SHARES OF NON US ISSUERS

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers IN ACCORDANCE
                                                                   _____________
WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:
______________________________________________

     .    Putnam will vote FOR shareholder proposals calling for a majority of
                           ___
          the directors to be independent of management.

     .    Putnam will vote FOR shareholder proposals seeking to increase the
                           ___
          independence of board nominating, audit and compensation committees.

     .    Putnam will vote FOR shareholder proposals that implement corporate
                           ___
          governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     .    Putnam will vote on CASE-BY-CASE BASIS on proposals relating to (1)
                              __________________
          the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

MANY NON US JURISDICTIONS IMPOSE MATERIAL BURDENS ON VOTING PROXIES. THERE ARE THREE PRIMARY TYPES OF LIMITS AS FOLLOWS:

                (1) SHARE BLOCKING. SHARES MUST BE FROZEN FOR CERTAIN PERIODS OF TIME TO VOTE VIA PROXY.

                (2) SHARE RE-REGISTRATION. SHARES MUST BE REREGISTERED OUT OF THE NAME OF THE LOCAL CUSTODIAN OR NOMINEE INTO THE NAME OF THE CLIENT FOR THE MEETING AND, IN MAY CASES, THEN REREGISTERED BACK. SHARES ARE NORMALLY BLOCKED IN THIS PERIOD.

                (3) POWERS OF ATTORNEY. DETAILED DOCUMENTATION FROM A CLIENT MUST BE GIVEN TO THE LOCAL SUB-CUSTODIAN. IN MANY CASES PUTNAM IS NOT AUTHORIZED TO DELIVER THIS INFORMATION OR SIGN THE RELEVANT DOCUMENTS.

PUTNAM'S POLICY IS TO WEIGH THE BENEFITS TO CLIENTS FROM VOTING IN THESE JURISDICTIONS AGAINST THE DETRIMENTS OF DOING SO. FOR EXAMPLE, IN A SHARE BLOCKING JURISDICTION, IT WILL NORMALLY NOT BE IN A

CLIENT'S INTEREST TO FREEZE SHARES SIMPLY TO PARTICIPATE IN A NON CONTESTED ROUTINE MEETING. MORE SPECIFICALLY, PUTNAM WILL NORMALLY NOT VOTE SHARES IN NON-US JURISDICTIONS IMPOSING BURDENSOME PROXY VOTING REQUIREMENTS EXCEPT IN SIGNIFICANT VOTES (SUCH AS CONTESTED ELECTIONS AND MAJOR CORPORATE TRANSACTIONS) WHERE DIRECTED BY PORTFOLIO MANAGERS.

                                                   Exhibit B to Proxy Procedures
                                                   _____________________________

PROXY VOTE REFERRAL REQUEST: COMPANY XYZ, VOTE DUE X/X/XX

                       Proxy Voting Referral Request Form

From: Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________.

Meeting Date:

VOTE RECOMMENDATION DUE DATE:

Company Name: XYZ INC.

..    Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced
                     _______________________
     below.
..    Please provide vote rationale when you believe additional information is
                    ______________
     necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:                                        Putnam Rec.* ISS Rec.
_______________                                        ____________________

1. [Description of item]
Rationale: ____________

* Assuming Board meets Putnam Independence Standards for the Board of Directors

Please see attached ISS analysis for information on the proposals.

                                                   EXHIBIT C TO PROXY PROCEDURES
                                                   _____________________________

                               PUTNAM INVESTMENTS

                              PROXY VOTING CONFLICT

                           OF INTEREST DISCLOSURE FORM

        1.      COMPANY NAME: __________________________________________________

        2.      DATE OF MEETING: _______________________________________________

        3.      REFERRAL ITEM(S): ______________________________________________

        4. DESCRIPTION OF PUTNAM'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF INTEREST:____________

                ________________________________________________________________

        5.      DESCRIBE PROCEDURES USED TO ADDRESS ANY CONFLICT OF INTEREST:
                Investment professional who was solicited to provide a
                ______________________________________________________
                recommendation was advised that the recommendation must be
                __________________________________________________________
                provided without regard to any client or other business
                _______________________________________________________
                relationship between Putnam and the company. In addition, Putnam
                ________________________________________________________________
                has made arrangements that, unless authorized by Putnam's Legal
                _______________________________________________________________
                and Compliance Department, contacts from outside parties, except
                ________________________________________________________________
                for representatives of the issuing company, with respect to
                ___________________________________________________________
                referral items will be handled by Putnam's Legal and Compliance
                _______________________________________________________________
                Department to prevent any influence on the investment process.
                ______________________________________________________________
                In the case of contact between Putnam investment professionals
                ______________________________________________________________
                and representatives of issuing companies, any such contact will
                _______________________________________________________________
                be documented and included in the proxy voting files.
                _____________________________________________________

        6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE PUTNAM MANAGEMENT (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:

        ________________________________________________________________________

        ________________________________________________________________________

        CERTIFICATION

        The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


        --------------------------------------
        Name: Victoria R. Card
        Title: Assistant Vice President,
        Proxy Voting Project Manager

On behalf of its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties, such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the chairperson of each fund's Investment Advisory Committee is responsible for deciding and voting on the proxy proposals of companies in his or her fund. Because fund portfolio managers may have differences of opinion on portfolio companies and their proxies, or because their funds may have different investment objectives, these factors, among others, may lead to different votes between funds on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the funds' Boards of Directors or Trustees review T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained ISS, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible or disadvantageous to vote proxies in every instance. For example, portfolio managers might refrain from voting if they or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

ELECTION OF DIRECTORS

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

EXECUTIVE COMPENSATION

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at below market prices.

ANTI-TAKEOVER, CAPITAL STRUCTURE, AND CORPORATE GOVERNANCE ISSUES

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that the potential for conflicts of interest is relatively low due to the client-focused nature of our investment management business. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

THIRD AVENUE MANAGEMENT LLC ("TAM")

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

                                     GENERAL

This summary describes TAM's policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, TAM is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

                                POLICY GUIDELINES

TAM has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, TAM would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

ABSTENTION FROM VOTING

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which TAM serves as adviser or sub-adviser/11/ and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which TAM has voting responsibility.

SOLE VOTING RESPONSIBILITY

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to TAM's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how the proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends Proxy Voting Committee meetings to field any potential conflict issues and document voting determinations. The Proxy Voting Committee may seek the input of TAM's Co-Chief

----------
     /11/ Advisers of certain mutual funds sub-advised by TAM have retained their own authority to vote proxies.

Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. TAM's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

SHARED VOTING RESPONSIBILITY

TAM may share voting responsibility with a client who has retained the right to veto TAM's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

                              CONFLICTS OF INTEREST

Should any portfolio manager, research analyst, member of senior management or anyone else at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. TAM's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

                                  RECORDKEEPING

TAM shall maintain required records relating to votes cast, client requests for information and TAM's proxy voting policies and procedures in accordance with applicable law.

                        TURNER INVESTMENT PARTNERS, INC.

                     PROXY VOTING GUIDELINES AND PROCEDURES
                                     SUMMARY

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner will not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.

Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction. Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review. The Turner Proxy committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders.

In order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue.

                           RCM PROXY VOTING GUIDELINES
                                 AND PROCEDURES

                                  JANUARY 2004

                                TABLE OF CONTENTS
                                _________________

POLICY STATEMENT AND VOTING PROCEDURE....................................PAGE 1

RESOLVING CONFLICTS OF INTEREST..........................................PAGE 2

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES...........................PAGE 2

PROXY VOTING GUIDELINES..................................................PAGE 3

ORDINARY BUSINESS MATTERS................................................PAGE 3

AUDITORS.................................................................PAGE 3

BOARD OF DIRECTORS.......................................................PAGE 5

EXECUTIVE AND DIRECTOR COMPENSATION......................................PAGE 8

CAPITAL STRUCTURE........................................................PAGE 10

MERGERS AND CORPORATE RESTRUCTURING......................................PAGE 11

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES .........................PAGE 12

SOCIAL AND ENVIRONMENTAL ISSUES..........................................PAGE 14

                                POLICY STATEMENT

        RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

        A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

                                VOTING PROCEDURE

        The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

        RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                         RESOLVING CONFLICTS OF INTEREST

        RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

        In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                 COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

        RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

        In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                             PROXY VOTING GUIDELINES

                                ORDINARY BUSINESS
                                _________________

        ORDINARY BUSINESS MATTERS: CASE-BY-CASE

        RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

        Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                    AUDITORS
                                    ________

        RATIFICATION OF AUDITORS: CASE-BY-CASE

        RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

        RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

        SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

        RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

        SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

        RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                               BOARD OF DIRECTORS
                               __________________

        ELECTION OF DIRECTORS: CASE-BY-CASE

        Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

        CLASSIFIED BOARDS: AGAINST

        Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

        CHANGING SIZE OF BOARD: CASE-BY-CASE

        RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

        MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

        RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

        MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

        Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

        ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

        RCM votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

        LIMIT TENURE OF DIRECTORS: AGAINST

        RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

        DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

        RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

        SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

        RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

        DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

        RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, UNLESS the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, AND if the board already reports on its nominating procedures and diversity initiatives.

                       EXECUTIVE AND DIRECTOR COMPENSATION
                       ___________________________________

        STOCK INCENTIVE PLANS: CASE-BY-CASE

        RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

        RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

        SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

        RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

        CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

        RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

        The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

        In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

        ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

        RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

        EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

        Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests. RCM will vote FOR Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and
        (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares)of no more than 10 percent.

        SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

        RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

        RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

        RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

        RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

        All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                                CAPITAL STRUCTURE
                                _________________

        CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

        RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

        STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

        RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                       MERGERS AND CORPORATE RESTRUCTURING
                       ___________________________________

        MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

        A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

        PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

        Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

        GOLDEN PARACHUTES: CASE-BY-CASE

        RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

        Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

        FAIR PRICE PROVISION: AGAINST

        Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

        RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

        RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

        STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

        RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

        REINCORPORATION: CASE-BY-CASE

        RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

                ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
                ________________________________________________

        POISON PILLS: CASE-BY-CASE

        RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

        RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

        DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

        RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

        BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

        Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

        RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

        RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        SUPERMAJORITY VOTING PROVISIONS: AGAINST

        Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

        RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

        CUMULATIVE VOTING: CASE-BY-CASE

        Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, absent a record of strong corporate governance policies.

        SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

        Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

        RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

        SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

        RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

        CONFIDENTIAL VOTING: FOR

        RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                         SOCIAL AND ENVIRONMENTAL ISSUES
                         _______________________________

        SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES:
        CASE-BY-CASE

        In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

        RCM considers the following factors in evaluating proposals that address social and environmental issues:

               .    Cost to implement proposed requirement
               .    Whether any actual abuses exist
               .    Whether the company has taken any action to address the
                    problem
               .    The extent, if any, to which the proposal would interfere
                    with the day-to-day management of the company.

        RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

        SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

        The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

        RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

        ENVIRONMENTAL REPORTING: FOR

        RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

        NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

        The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

               . Whether any discrimination charges have been filed against the subject company within the past year;
               . Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and
               . Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

----------
        No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

ANNUAL REPORT
DECEMBER 31, 2004

                                                         [GRAPHIC APPPEARS HERE]

          THE TRAVELERS SERIES TRUST:

          TRAVELERS QUALITY BOND PORTFOLIO
          LAZARD INTERNATIONAL STOCK PORTFOLIO
          MFS EMERGING GROWTH PORTFOLIO
          FEDERATED HIGH YIELD PORTFOLIO
          FEDERATED STOCK PORTFOLIO
          DISCIPLINED MID CAP STOCK PORTFOLIO

[LOGO OF TRAVELERSLIFE & ANNUITY]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN ...................................................   1

TRAVELERS QUALITY BOND PORTFOLIO:

     MANAGER OVERVIEW ......................................................   4

     FUND AT A GLANCE ......................................................   6

     PERFORMANCE COMPARISON ................................................   7

LAZARD INTERNATIONAL STOCK PORTFOLIO:

     MANAGER OVERVIEW ......................................................   8

     FUND AT A GLANCE ......................................................  10

     PERFORMANCE COMPARISON ................................................  11

MFS EMERGING GROWTH PORTFOLIO:

     MANAGER OVERVIEW ......................................................  12

     FUND AT A GLANCE ......................................................  14

     PERFORMANCE COMPARISON ................................................  15

FEDERATED HIGH YIELD PORTFOLIO:

     MANAGER OVERVIEW ......................................................  16

     FUND AT A GLANCE ......................................................  18

     PERFORMANCE COMPARISON ................................................  19

FEDERATED STOCK PORTFOLIO:

     MANAGER OVERVIEW ......................................................  20

     FUND AT A GLANCE ......................................................  22

     PERFORMANCE COMPARISON ................................................  23

DISCIPLINED MID CAP STOCK PORTFOLIO:

     MANAGER OVERVIEW ......................................................  24

     FUND AT A GLANCE ......................................................  26

     PERFORMANCE COMPARISON ................................................  27

FUND EXPENSES ..............................................................  28

SCHEDULES OF INVESTMENTS ...................................................  30

STATEMENTS OF ASSETS AND LIABILITIES .......................................  72

STATEMENTS OF OPERATIONS ...................................................  73

STATEMENTS OF CHANGES IN NET ASSETS ........................................  74

FINANCIAL HIGHLIGHTS .......................................................  76

NOTES TO FINANCIAL STATEMENTS ..............................................  81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ....................  89

ADDITIONAL INFORMATION .....................................................  90

IMPORTANT TAX INFORMATION ..................................................  93

                            LETTER FROM THE CHAIRMAN

[PHOTO OF R. JAY GERKEN, CFA]

R. JAY GERKEN, CFA
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

DEAR SHAREHOLDER,

The stock market rallied at the start of the past year, but then slid into a fairly limited trading range that endured for most of the year, only to rally again sharply in the fourth quarter. Most major equity market indexes reported reasonable gains for 2004 and several indexes recorded double-digit growth. In many cases, most of those returns were achieved on the performance gains made in November and December alone.

Record-high energy prices, rising short-term interest rates, a growing trade deficit, uncertainty over the domestic employment situation, presidential election politics, and the situation in Iraq all pressured the stock market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, healthcare, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive, but weaker, results. International stocks typically outperformed the broad U.S. market, as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board ("Fed")/i/ continued to incrementally raise the federal funds rate./ii/

The U.S. economy has entered its fourth year of expansion since the 2001 recession. After a slow start in 2002 and the first half of 2003, the economic expansion has gained traction over the past six quarters as corporations repaired balance sheets and earlier cost-cutting began to pay dividends. Although a series of one-off events -- surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. -- undoubtedly restrained growth in 2004, the economy proved resilient enough to grow an average of 4.0% over the past four quarters/iii/ and the outlook going forward is for similar performance in 2005.

Within this environment, the portfolios performed as follows:

                              PERFORMANCE SNAPSHOT
                             AS OF DECEMBER 31, 2004
                                   (UNAUDITED)

                                                             6 MONTHS  12 MONTHS

Travelers Quality Bond Portfolio                                3.43%      3.29%

Lehman Brothers Intermediate Government/Credit Bond Index       3.16%      3.04%

Lipper Variable Short-Intermediate Investment Grade Debt
 Funds Category Average                                         1.55%      1.62%

Lazard International Stock Portfolio                           13.92%     15.75%

MSCI EAFE GDP Weighted Index                                   16.07%     22.57%

Lipper Variable International Value Funds Category Average     14.43%     20.75%

MFS Emerging Growth Portfolio                                   7.33%     12.73%

Russell 3000 Growth Index                                       3.86%      6.93%

Lipper Variable Multi-Cap Growth Funds Category Average         6.09%     10.40%

Federated High Yield Portfolio                                  8.13%     10.38%

Lehman Brothers High-Yield Bond Index                           9.64%     11.13%

Lehman Brothers Aggregate Bond Index                            4.18%      4.34%

Lipper Variable High Current Yield Funds Category Average       8.73%      9.84%

Federated Stock Portfolio                                       7.14%     10.55%

S&P 500/Barra Value Index                                      11.08%     15.71%

Lipper Variable Multi-Cap Value Funds Category Average          9.52%     14.62%

                             AS OF DECEMBER 31, 2004
                                   (UNAUDITED)

                                                         6 MONTHS  12 MONTHS

Disciplined Mid Cap Stock Portfolio                        9.19%     16.45%

S&P MidCap 400 Index                                       9.80%     16.48%

Lipper Variable Mid-Cap Core Funds Category Average        9.94%     16.47%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE AND INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PERFORMANCE FIGURES MAY REFLECT REIMBURSEMENTS AND/OR FEE WAIVERS, WITHOUT WHICH THE PERFORMANCE WOULD HAVE BEEN LOWER.

FUND RETURNS ASSUME THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE AND THE DEDUCTION OF ALL FUND EXPENSES.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 29 funds for the six-month period and among the 29 funds for the 12-month period in the variable short-intermediate investment grade debt funds category. Returns were calculated among the 29 funds for the six-month period and among the 29 funds for the 12-month period in the variable international value funds category. Returns were calculated among the 114 funds for the six-month period and among the 112 funds for the 12-month period in the variable multi-cap growth funds category. Returns were calculated among the 87 funds for the six-month period and among the 85 funds for the 12-month period in the variable high current yield funds category. Returns were calculated among the 89 funds for the six-month period and among the 86 funds for the 12-month period in the variable multi-cap value funds category. Returns were calculated among the 77 funds for the six-month period and among the 77 funds for the 12-month period in the variable mid-cap core funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the funds' fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUNDS

As you may be aware, several issues in the mutual fund and variable product industry have recently come under the scrutiny of federal and state regulators. Travelers Life & Annuity and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, revenue sharing, producer compensation and other mutual fund and variable product issues in connection with various investigations. The funds have been informed that Travelers Life & Annuity and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM") and Citicorp Trust Bank ("CTB"), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. For further information, please see the "Additional Information" note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

[GRAPHIC APPEARS HERE]

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

JANUARY 20, 2005

/i/ The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
/ii/ The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
/iii/ As measured by gross domestic product ("GDP"), a market value of goods and services produced by labor and property in a given country. Source:
        Bureau of Economic Analysis, U.S. Department of Commerce, December 22, 2004.

                                MANAGER OVERVIEW

TRAVELERS QUALITY BOND PORTFOLIO

PERFORMANCE UPDATE/1/

For the twelve months ended December 31, 2004, the Travelers Quality Bond Portfolio returned 3.29%. In comparison, the portfolio's unmanaged benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index,i returned 3.04% for the same period while the Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average,/2/ was 1.62%.

During the fiscal year, the portfolio's performance was aided by security selection and the overall decline in credit risk reflected by the continued tightening of credit spreads. Our shift in duration/ii/ from being long, versus the benchmark, early in the fiscal year to being short, as interest rates increased, also contributed to performance.

MARKET/ECONOMIC OVERVIEW

The economic expansion entered its fourth year at the close of 2004. Led by strong consumer and business demand, the balance of growth was quite healthy. The employment picture improved during the year, as rising profits led to increased corporate willingness to hire new employees. Strong consumer and business fundamentals appear likely to continue into 2005 and consumer spending looks to strengthen further relative to last year.

Inflation began to rise modestly in 2004 as shortages of certain goods and commodities developed around the world. In 2005, inflation pressures look to rise as healthy growth continues to improve corporate pricing power. The ongoing economic recovery and rising price pressures caused the Fed/iii/ to institute a series of five 25 basis point/iv/ rate hikes, beginning in mid-2004. This trend looks to continue well into 2005. After the end of the fund's reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%.

CONTRIBUTORS TO PERFORMANCE

The portfolio's BBB-rated credit securities were its best performers during the fiscal year. We believe the outlook for a sustained economic recovery should result in further improvement in corporate fundamentals and may result in some modest spread narrowing on selective issuers going forward. The prospect for a further reduction of credit risks makes credit products attractive relative to Treasuries in this environment.

Our relative overweight in corporate securities, especially utility and industrial bonds, was another major contributor to results. Utilities and industrials were the best performing sectors in the fixed income markets, and in the portfolio. In anticipation of further curve flattening and yield increases, we shifted the portfolio's overall duration to short of the benchmark as a defensive measure. This adjustment added to returns over the period. Overall, the curve structure of the portfolio was a significant driver of returns over the period.

Conversely, our overweight in asset-backed securities relative to the benchmark negatively impacted performance. While our overweight in collateralized mortgage-backed securities outperformed Treasuries, they significantly underperformed corporate securities.

Thank you for your investment in the Travelers Quality Bond Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

[GRAPHIC APPEARS HERE]

Gene C. Collins
Travelers Asset Management International Company LLC

FEBRUARY 3, 2005

/1/ The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
/2/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 29 funds in the fund's Lipper category.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top sector holdings (as a percentage of net assets) as of December 31, 2004 were: Corporate Bonds and Notes (54.2%), U.S. Government Obligations and Agencies (28.8%), Collateralized Obligations (6.3%), Asset-Backed Securities (4.4%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/ The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.
/ii/ Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
/iii/ The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
/iv/    A basis point is one one-hundredth (1/100 or 0.01) of one percent.

FUND AT A GLANCE -- TRAVELERS QUALITY BOND PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN

[GRAPHIC APPEARS HERE]

PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 12/31/04 (UNAUDITED)

                AVERAGE ANNUAL TOTAL RETURNS
                ____________________________
                Twelve Months Ended 12/31/04               3.29%
                Five Years Ended 12/31/04                  6.03
                8/30/96* through 12/31/04                  6.04

                CUMULATIVE TOTAL RETURN
                _______________________
                8/30/96* through 12/31/04                 63.03%

* COMMENCEMENT OF OPERATIONS.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2004, with that of a similar investment in the Lehman Brothers Intermediate Government/Credit Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers Intermediate Government/ Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

                             [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURNS. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER.

                                MANAGER OVERVIEW

LAZARD INTERNATIONAL STOCK PORTFOLIO

SPECIAL SHAREHOLDER NOTICE

Effective September 1, 2004, the investment advisory fee for the fund was revised from the annual rate of 0.825% of the average daily net assets of the fund, to a fee calculated at an annual rate in accordance with the following schedule:


                                                          INVESTMENT
     AVERAGE DAILY NET ASSETS                            ADVISORY FEE
     ------------------------                            ------------
     First $100 million ...............................      0.825%
     Next $400 million ................................      0.775%
     Next $500 million ................................      0.725%
     Over $1 billion ..................................      0.700%

PERFORMANCE UPDATE/1/

For the twelve months ended December 31, 2004, the Lazard International Stock Portfolio, returned 15.75%. The portfolio underperformed its unmanaged benchmark, the MSCI EAFE GDP Weighted Index,/i/ which returned 22.57% for the same period. The portfolio also underperformed the Lipper Variable International Value Funds Category Average,/2/ which was 20.75%.

MARKET/ECONOMIC OVERVIEW

International stocks spent most of 2004 in a fairly narrow trading range, as strong earnings growth was offset by concerns over rising interest rates, higher oil prices, and the sustainability of the global economic recovery. However, stocks ended 2004 with their best quarterly performance of the year as oil prices crested, easing concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the U.S. presidential election, as uncertainty over the outcome, as well as its definitiveness, abated. Energy stocks were strong during the year, as oil prices rose sharply and utilities performed well as investors sought out higher yields in a low interest rate environment. In contrast, technology stocks lagged as corporate spending on information technology products didn't significantly rebound. Healthcare stocks were hurt by concerns over drug safety following Merck's high profile recall of Vioxx. On a regional basis, European markets generally outperformed, helped by the rising Euro, while the Japanese market lagged the broad index on concerns over the sustainability of its economic rebound.

CONTRIBUTORS TO PERFORMANCE

During 2004, stock selection in healthcare helped the portfolio, as we avoided problem stocks like AstraZeneca. Holding SCHERING AG was also beneficial, as it rose due to ongoing restructuring and product specific news. The fund's holding in AVENTIS SA enhanced results, as its shares gained on expectations of revenue and cost synergies from the proposed acquisition by Sanofi-Synthelabo Inc.

Conversely, stock selection in financials detracted from results when re-insurers SWISS REINSURANCE CO. and MUNICH RE GROUP were hurt by the rash of hurricanes hitting Florida. However, while the hurricanes caused near-term costs, as payments are made to their reinsurance clients, the longer-term outlook for these companies' earnings is positive. This is because the upfront costs to the industry remove capacity and improve pricing discipline going forward. Stock selection in consumer discretionary was also a drag on performance, as NISSAN MOTOR CO., LTD. declined due to concerns regarding the steel shortage caused by the increased demand for the metal in China. However, the company stated that the shortage should have a relatively small impact on sales in the U.S. -- its largest market.

/1/ The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
/2/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 29 funds in the fund's Lipper category.

For 2004 overall, the portfolio was hurt by its overweight position in larger stocks, while small- and mid-cap stocks continued to outperform. However, we believe that the performance of large-cap stocks may improve, since the relative valuation of large-caps versus small-caps is very attractive, based on historical norms. In addition, smaller-cap stocks have been outperforming for roughly five years and the duration of this outperformance, as well as its magnitude, is similar to historical peaks in the capitalization cycle.

Thank you for your investment in the Lazard International Stock Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

The Portfolio Management Team
Lazard Asset Management LLC

JANUARY 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (25.5%), Consumer Discretionary (11.6%), Energy (11.4%), Consumer Staples (10.4%) and Healthcare (8.7%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/ The MSCI EAFE GDP Weighted Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East, generally considered representative of foreign markets.
                                                                               9

FUND AT A GLANCE -- LAZARD INTERNATIONAL STOCK PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN

[GRAPHIC APPEARS HERE]

PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 12/31/04 (UNAUDITED)

                AVERAGE ANNUAL TOTAL RETURNS
                ____________________________
                Twelve Months Ended 12/31/04              15.75%
                Five Years Ended 12/31/04                 (3.28)
                8/1/96* through 12/31/04                   3.70

                CUMULATIVE TOTAL RETURN
                _______________________
                8/1/96* through 12/31/04                  35.73%

* COMMENCEMENT OF OPERATIONS.

This chart assumes an initial investment of $10,000 made on August 1, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2004, with that of a similar investment in the MSCI EAFE GDP Weighted Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The MSCI EAFE GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australasia and the Far East, weighted based on each country's gross domestic product.

                             [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURNS. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER.

                                MANAGER OVERVIEW

MFS EMERGING GROWTH PORTFOLIO

SPECIAL SHAREHOLDER NOTICE

On February 18, 2005, the shareholders of MFS Emerging Growth Portfolio approved a reorganization pursuant to which MFS Mid Cap Growth Portfolio would acquire the assets and assume the liabilities of MFS Emerging Growth Portfolio in exchange for shares of the MFS Mid Cap Growth Portfolio. The merger is expected to be effective upon the close of business on February 25, 2005.

PERFORMANCE UPDATE/1/

For the twelve months ended December 31, 2004, the MFS Emerging Growth Portfolio, returned 12.73%, outperforming its unmanaged benchmark, the Russell 3000 Growth Index,i which returned 6.93% for the same period. The portfolio also outperformed the Lipper Variable Multi-Cap Growth Funds Category Average,2 which was 10.40%.

MARKET/ECONOMIC OVERVIEW

For stock investors, 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors, such as corporate spending and earnings growth, triumphed and drove equity markets to solid gains for the year. During the 12-month reporting period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits and war in Iraq. For a time, it seemed these factors would lead to flat or negative annual performance for many investments. But, by the last quarter of 2004, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues, and markets appeared to recognize that both corporate profits and economic growth were up solidly, if not spectacularly, for the year. We believed that as the year came to a close, the global economy was still in the midst of a sustainable broad-based recovery.

CONTRIBUTORS TO PERFORMANCE

During the fiscal year, the fund's holdings in the healthcare, technology, utilities and communications sectors generated the strongest relative returns. Conversely, its special products and services, retailing, and industrial goods and services stocks detracted from relative results.

In the healthcare sector, the portfolio's holding in the medical test firm CYTYC CORP. was beneficial, as it was one of the portfolio's strongest relative performers over the fiscal year. In addition, avoiding pharmaceutical firm Pfizer Inc. helped results, as its shares fell sharply over the period. In the technology sector, stock selection drove relative performance. For example, the fund's positions in EBAY INC., APPLE COMPUTER, INC., and MARVELL TECHNOLOGY GROUP LTD. all rose sharply over the period. Underweighting semiconductor giant INTEL CORP. also enhanced performance, as its stock declined over the period. In the telecommunication services sector, an overweight and, to a lesser extent, stock selection aided relative results. The strongest performers in this sector were cellular tower operators AMERICAN TOWER CORP. and SPECTRASITE, INC.

Conversely, stock selection in the special products and services sector detracted from results. Our position in post-secondary education company CORINTHIAN COLLEGES, INC. was the largest detractor in the sector. We subsequently eliminated it from the portfolio.

Stock selection and an underweighting in the retailing sector also hurt relative performance. The most significant detractor in the sector was our position in THE HOME DEPOT, INC. An underweighting in the industrial goods and services sector was a

/1/ The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
/2/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 112 funds in the fund's Lipper category.

drag on performance as well. For example, not owning GENERAL ELECTRIC CORP., which posted solid gains during the fiscal year, held back relative results. Other holdings that hurt relative performance included Linux operating system provider RED HAT INC., internet travel company IAC/INTERACTIVE CORP., semiconductor company PMC SIERRA, INC., radio operator and programming provider firm WESTWOOD ONE, INC., and telecom equipment supplier ANDREW CORP. We eliminated Andrew Corp. from the portfolio prior to the end of the reporting period. Not owning cellular phone technology firm QUALCOMM INC. and healthcare provider UNITEDHEALTH GROUP INC. also detracted from performance, as those stocks advanced significantly during the fiscal year.

Thank you for your investment in the MFS Emerging Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

[GRAPHIC APPEARS HERE]

Eric B. Fischman
Massachusetts Financial Services

[GRAPHIC APPEARS HERE]

David E. Sette-Ducati
Massachusetts Financial Services

[GRAPHIC APPEARS HERE]

Camille H. Lee
Massachusetts Financial Services

JANUARY 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: Cytyc Corp. (2.6%), Dell Inc. (2.2%), American Tower Corp. (2.1%), ebay Inc. (2.0%), Getty Images, Inc. (2.0%), Yahoo! Inc. (1.8%), Genzyme Corp. (1.6%), Legg Mason, Inc. (1.6%), Amdocs Ltd. (1.6%), Fisher Scientific International Inc. (1.5%). The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology (27.2%), Healthcare (23.3%), Consumer Discretionary (20.1%), Industrials (9.2%), Telecommunications Services (9.0%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/ The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
                                                                              13

FUND AT A GLANCE -- MFS EMERGING GROWTH PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN

[GRAPHIC APPEARS HERE]

PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 12/31/04
(UNAUDITED)

                AVERAGE ANNUAL TOTAL RETURNS
                ____________________________
                Twelve Months Ended 12/31/04              12.73%
                Five Years Ended 12/31/04                (13.37)
                8/30/96* through 12/31/04                  4.88

                CUMULATIVE TOTAL RETURN
                _______________________
                8/30/96* through 12/31/04                 48.79%

* COMMENCEMENT OF OPERATIONS.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2004, with that of a similar investment in the Russell 3000 Growth Index. Index Information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

                             [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURNS. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER.

                                MANAGER OVERVIEW

FEDERATED HIGH YIELD PORTFOLIO

PERFORMANCE UPDATE/1/

For the twelve months ended December 31, 2004, the Federated High Yield Portfolio returned 10.38%. In comparison, the fund's unmanaged benchmarks, the Lehman Brothers High-Yield Bond Index/i/ and the Lehman Brothers Aggregate Bond Index,/ii/ returned 11.13% and 4.34%, respectively, for the same period. The Lipper Variable High Current Yield Funds Category Average/2/ was 9.84%.

MARKET/ECONOMIC OVERVIEW

The combination of sustained economic growth and stable interest rates provided a particularly good environment for the high yield market in 2004. During the year, an increase in corporate profitability allowed companies the opportunity to either reduce overall debt or to refinance at attractive rates. The combination of improved profitability and balance sheet repair led the way for credit quality improvement and the lowest default rate since the late 1990's. The significant decline in corporate defaults led to a contraction of the risk premium, or "credit spread," investors require for investing in the high yield market. This, in turn, consequently led to the price appreciation experienced in the high yield market. The lower credit quality sector of the high yield market generated the strongest performance during 2004. For example, CCC-rated bonds, the lowest credit quality, returned 13.80%, versus higher rated B bonds, which returned 10.36%, and BB-rated bonds, which returned 9.61%. From an industry perspective, the financial institutions, metals & mining and natural gas utility sectors all had good relative performance, while the airline, environmental and retail sectors lagged the overall market. From a technical standpoint, demand for high yield bonds remained strong throughout the reporting period. Although high yield mutual funds experienced net cash outflows during 2004, increased allocations to the high yield market from hedge funds, pension funds, and insurance companies created more than ample demand for what was one of the busiest years for new high yield bond issuance in recent years.

CONTRIBUTORS TO PERFORMANCE

The fund underperformed its benchmark during the fiscal year. The portfolio's less aggressive positioning in the lower quality tier of the high yield market and shorter duration/iii/ negatively impacted its relative performance. From an industry sector perspective, the fund benefited from its overweight position in the building products and textile sectors and remained underweighted in the airline sector. On the negative side, the fund's underweight in the metals and mining and electric utility sectors and overweight in the gaming sector detracted somewhat from relative performance.

Specific holdings that underperformed during the period included packaging company TEKNI-PLEX, INC., retailer PCA INTERNATIONAL, INC., wireless telecommunications firm AMERICAN CELLULAR CORP., industrial company EAGLE PICHER INDUSTRIES, INC., and consumer product firm ICON HEALTH & FITNESS, INC. Conversely, portfolio holdings that had a positive impact on overall portfolio performance included natural gas company EL PASO CORP., textile firm LEVI STRAUSS & CO. wireline telecommunications company AT&T CORP., chemical firm BCP CAYLUX HOLDINGS and industrial company NEENAH CORP.

Thank you for your investment in the Federated High Yield Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

The Portfolio Management Team
Federated Investment Management Company

JANUARY 20, 2005

/1/ The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
/2/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 85 funds in the fund's Lipper category.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: Targeted Return Index Sector, Trains HY-2004-1, Secured Notes, 8.2105% due 8/1/15 (2.9%), AT&T Corp., Sr. Notes, 9.750% due 11/15/31
(1.3%), Qwest Corp., Notes, 9.125% due 3/15/12 (1.1%),Qwest Services Corp., Sr. Sub. Notes, 14.000% due 12/15/10 (1.0%), Rogers Wireless, Inc., Secured Notes, 6.375% due 3/1/14 (0.8%), Allied Waste North America, Inc., Series B, Sr. Notes, 7.625% due 1/1/06 (0.7%), Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15 (0.7%), Vertis, Inc, Notes, Series B, 10.875% due 6/15/09 (0.7%), J.C.
Penney Co., Inc., Notes, 9.000% due 8/1/12 (0.7%), MCI Inc., Sr. Notes, 8.375%
due 5/1/14 (0.7%). The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Media-Non-Cable (9.7%), Food & Beverage (6.0%), Wireless Communications (5.8%), Gaming (5.7%), Chemicals (5.7%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/ The Lehman Brothers High-Yield Index covers the universe of fixed rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures, and 144-As are also included.
/ii/ The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
/iii/ Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

FUND AT A GLANCE -- FEDERATED HIGH YIELD PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN

[GRAPHIC APPEARS HERE]

PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 12/31/04 (UNAUDITED)

                AVERAGE ANNUAL TOTAL RETURNS
                ____________________________
                Twelve Months Ended 12/31/04              10.38%
                Five Years Ended 12/31/04                  5.58
                8/30/96* through 12/31/04                  6.98

                CUMULATIVE TOTAL RETURN
                _______________________
                8/30/96* through 12/31/04                 75.55%

* COMMENCEMENT OF OPERATIONS.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2004, with that of a similar investment in the Lehman Brothers High-Yield Bond Index and Lehman Brothers Aggregate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers High-Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

                             [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURNS.
PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER.

                                MANAGER OVERVIEW

FEDERATED STOCK PORTFOLIO

PERFORMANCE UPDATE/1/

For the twelve months ended December 31, 2004, the Federated Stock Portfolio returned 10.55%. The portfolio underperformed its unmanaged benchmark, the S&P 500/Barra Value Index,/i/ which returned 15.71% for the same period. The portfolio also underperformed the Lipper Variable Multi-Cap Value Funds Category Average,/2/ which was 14.62%.

MARKET/ECONOMIC OVERVIEW

2004 was another positive year for U.S. equity investors as a strong showing toward the end of the year drove equity benchmarks higher. The S&P 500 Index/ii/ ("S&P 500") returned 10.87% during the year, with 85% of the total return for the year coming in the fourth quarter. This enabled the benchmark to post its second year of double-digit returns. Earnings growth for the S&P 500 exceeded analysts' expectations, but it appears that 2004 may be the peak year for profit growth during this market cycle. Leading sectors included energy, utilities and telecommunication services. Lagging sectors included healthcare, information technology and consumer staples. Large-capitalization stocks underperformed their mid- and small-cap counterparts during the year and value-oriented equities outperformed growth across most market capitalizations.

CONTRIBUTORS TO PERFORMANCE

During the fiscal year, positive influences on performance relative to the S&P 500 included an underweight position and favorable security selection in financials, with BANK OF AMERICA CORP., THE ALLSTATE CORP. and CAPITAL ONE FINANCIAL CORP. boosting returns. In addition, an overweighted position in industrials enhanced results. Favorable security selection in telecommunication services also positively influenced relative performance, with SPRINT CORP. and VERIZON COMMUNICATIONS INC. generating strong results.

Negative influences on relative performance included an overweighted position and unfavorable security selection in the materials sector. Holdings in this area that detracted from relative results included ALCOA INC., E.I. DU PONT DE NEMOURS & CO., and INTERNATIONAL PAPER CO. An underweighted position and unfavorable security selection in consumer discretionary also hurt results, with VIACOM INC., GENERAL MOTORS CORP., and FORD MOTOR CO. all generating weak results. Unfavorable security selection in healthcare, specifically PFIZER INC. and TENET HEALTHCARE CORP., also negatively influenced relative performance.

Thank you for your investment in the Federated Stock Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

The Portfolio Management Team
Equity Management Company of Pennsylvania Team

JANUARY 20, 2005

/1/ The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
/2/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 86 funds in the fund's Lipper category.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: Bank of America Corp. (4.3%), Tyco International Ltd. (3.7%), JPMorgan Chase & Co. (3.6%), Altria Group, Inc. (3.1%), ChevronTexaco Corp. (2.9%), Exxon Mobile Corp. (2.5%), The Allstate Corp. (2.4%), BP PLC, Sponsored ADR (2.3%), Morgan Stanley (2.2%), News Corp., Class A Shares (2.1%). The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (31.2%), Industrials (11.5%), Energy (11.3%), Consumer Discretionary (11.1%), Information Technology (9.8%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/ The S&P 500 Barra Value is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)

/ii/ The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

FUND AT A GLANCE -- FEDERATED STOCK PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN

[GRAPHIC APPEARS HERE]
22

PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 12/31/04 (UNAUDITED)

                AVERAGE ANNUAL TOTAL RETURNS
                ____________________________
                Twelve Months Ended 12/31/04              10.55%
                Five Years Ended 12/31/04                  3.73
                8/30/96* through 12/31/04                 10.15

                CUMULATIVE TOTAL RETURN
                _______________________
                8/30/96* through 12/31/04                123.90%

* COMMENCEMENT OF OPERATIONS.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2004, with that of a similar investment in the S&P 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500/Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)

                             [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURNS. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER.

                                MANAGER OVERVIEW

DISCIPLINED MID CAP STOCK PORTFOLIO

PERFORMANCE UPDATE/1/

For the twelve months ended December 31, 2004, the Disciplined Mid Cap Stock Portfolio, returned 16.45%. In comparison, the portfolio's unmanaged benchmark, S&P MidCap 400 Index,/i/ returned 16.48% for the same period and the Lipper Variable Mid-Cap Core Funds Category Average/2/ was 16.47%.

MARKET OVERVIEW

The economic expansion entered its fourth year at the close of 2004. Led by strong consumer and business investment demand, the balance of growth was quite healthy. Job growth accelerated last year, as continued profit growth increased corporate willingness to hire. With improving earnings fundamentals, the equity market performed well, particularly during the fourth quarter of the year. Energy stocks were among the biggest contributors because of historically high oil prices and solid earnings. As investors began to focus their attention on higher quality stocks with solid dividends and strong cash flow, less-cyclical industries such as foods, chemicals and building materials also realized substantial gains. The outcome of the presidential election removed some uncertainties surrounding the healthcare and defense industries. However, technology stocks were generally weak, despite an impressive start in January. Concerns on terrorism, oil prices and weak profits also led to a significant decline in the Auto & Transportation sector, especially the airlines. In the next several weeks, as retail sales data from the holiday season trickle out, the equity market could potentially experience more volatility as investors re-position their portfolios for the coming year.

FUND PERFORMANCE

Stock selection, primarily in the consumer discretionary and industrials sectors, contributed positively to the performance of the fund in comparison to the benchmark during the period. However, in general, our holdings in the consumer staples and materials sectors did not perform. The three biggest individual contributors to performance were SEPRACOR, INC., MANDALAY RESORT GROUP, and J.B. HUNT TRANSPORT SERVICES, INC. Sepracor, a biotech firm, received an approval letter from the FDA for one of its new drugs during the first quarter. Mandalay Resort agreed to be acquired by another major entertainment company. Hunt Transport Services experienced strong business momentum in its trucking segment. Both revenue and operating profit grew substantially and the company gained market share during the second quarter. Conversely, SILICON LABORATORIES INC., MILLENNIUM PHARMACEUTICALS, INC., and ATMEL CORP. negatively impacted our performance. Silicon Laboratories traded lower due to weak demand in wireless products in the networking communications industry. Millennium Pharmaceuticals fell on concerns that the company might not meet its earnings growth target. The company remained aggressive in its effort to reduce costs. Atmel suffered from pricing pressure due to a slowdown in the semiconductor industry. The stock fell sharply last year.

Thank you for your investment in the Disciplined Mid Cap Stock Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund's investment goals.

Sincerely,

The Portfolio Management Team
The Travelers Investment Management Company

JANUARY 20, 2005

/1/ The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
/2/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004 including the reinvestment of dividends and capital gains, if any, calculated among the 77 funds in the fund's Lipper category.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: Lennar Corp., Class A Shares (1.1%), Fidelity National Financial, Inc. (1.0%), D.R. Horton, Inc. (1.0%), Washington Post Co., Class B Shares (0.8%), Precision Castparts Corp. (0.8%), Coventry Health Care, Inc. (0.8%), Hibernia Corp., Class A Shares (0.8%), Weatherford International Ltd. (0.8%), Constellation Brands, Inc., Class A Shares (0.8%), J.B. Hunt Transport Services, Inc. (0.8%). The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Consumer Discretionary (21.8%), Financials (17.7%), Industrials (13.4%), Information Technology (11.8%), Healthcare (10.2%). The fund's portfolio composition is subject to change at any time.

/i/ The S&P MidCap 400 Index is a market-value weighted index, which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

FUND AT A GLANCE -- DISCIPLINED MID CAP STOCK PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN

[GRAPHIC APPEARS HERE]

PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 12/31/04 (UNAUDITED)

                AVERAGE ANNUAL TOTAL RETURNS
                ____________________________
                Twelve Months Ended 12/31/04              16.45%
                Five Years Ended 12/31/04                  8.35
                4/1/97* through 12/31/04                  13.47

                CUMULATIVE TOTAL RETURN
                _______________________
                4/1/97* through 12/31/04                 166.21%

* COMMENCEMENT OF OPERATIONS.

This chart assumes an initial investment of $10,000 made on April 1, 1997 (commencement of operations), assuming reinvestment of dividends, through December 31, 2004, with that of a similar investment in the S&P MidCap 400 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets.

                             [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURNS. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER.

FUND EXPENSES (UNAUDITED)

     EXAMPLE

     As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

     ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

 BASED ON ACTUAL TOTAL RETURN/(1)/

                                                                                               EXPENSES
                                                       BEGINNING      ENDING     ANNUALIZED      PAID
                                       ACTUAL TOTAL     ACCOUNT       ACCOUNT     EXPENSE     DURING THE
                                         RETURN/(2)/     VALUE         VALUE       RATIO      PERIOD/(3)/
--------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio           3.43%     $  1,000.00   $  1,034.30     0.41%       $   2.10
--------------------------------------------------------------------------------------------------------
Lazard International Stock Portfolio      13.92         1,000.00      1,139.20     0.95            5.11
--------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio              7.33         1,000.00      1,073.30     0.86            4.48
--------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio             8.13         1,000.00      1,081.30     0.79            4.13
--------------------------------------------------------------------------------------------------------
Federated Stock Portfolio                  7.14         1,000.00      1,071.40     0.78            4.06
--------------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio        9.19         1,000.00      1,091.90     0.79            4.15
========================================================================================================

(1)  For the six months ended December 31, 2004.
(2) Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

 BASED ON HYPOTHETICAL TOTAL RETURN/(1)/


                                                                                            EXPENSES
                                    HYPOTHETICAL   BEGINNING       ENDING      ANNUALIZED     PAID
                                        TOTAL       ACCOUNT       ACCOUNT       EXPENSE    DURING THE
                                       RETURN        VALUE         VALUE         RATIO     PERIOD/(2)/
------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio        5.00%     $  1,000.00   $  1,023.08      0.41%      $   2.08
------------------------------------------------------------------------------------------------------
Lazard International Stock Portfolio    5.00         1,000.00      1,020.36      0.95           4.82
------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio           5.00         1,000.00      1,020.81      0.86           4.37
------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio          5.00         1,000.00      1,021.17      0.79           4.01
------------------------------------------------------------------------------------------------------
Federated Stock Portfolio               5.00         1,000.00      1,021.20      0.78           3.96
------------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio     5.00         1,000.00      1,021.17      0.79           4.01
------------------------------------------------------------------------------------------------------

(1)  For the six months ended December 31, 2004.
(2) Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

SCHEDULES OF INVESTMENTS                                       DECEMBER 31, 2004

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT                                     SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES -- 28.8%
                     U.S. Treasury Bonds:
$  1,000,000             5.250% due 2/15/29 .........................................   $   1,049,297
     700,000             5.375% due 2/15/31 .........................................         757,149
                     U.S. Treasury Notes:
   9,760,000             5.875% due 11/15/05 ........................................      10,022,690
  21,350,000             3.500% due 11/15/06 ........................................      21,536,834
   2,600,000             2.750% due 8/15/07 .........................................       2,572,274
   1,920,000             3.375% due 11/15/08 ........................................       1,915,427
   4,550,000             4.750% due 11/15/08 ........................................       4,767,017
   1,000,000             3.500% due 11/15/09 ........................................         995,626
   4,400,000             5.750% due 8/15/10 .........................................       4,845,676
                     Fannie Mae:
   2,400,000             Benchmark Notes, 1.750% due 6/16/06 ........................       2,354,268
   2,600,000             Notes, 2.000% due 2/9/07 (a) ...............................       2,588,791
   1,200,000         Freddie Mac, Medium-Term Notes, 2.900% due 2/27/19 (a) .........       1,191,527
-----------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES
                         (Cost -- $55,311,785) ......................................      54,596,576
=====================================================================================================
   FACE
  AMOUNT     RATING(B)
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 54.2%
-----------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.6%
   1,100,000   BBB   Northrop Grumman Corp., Notes, 4.079% due 11/16/06 .............       1,111,612
-----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.3%
   1,300,000   BBB   DaimlerChrysler North America Holding Corp., Notes, 7.300%
                      due 1/15/12....................................................       1,477,888
   1,000,000   BBB-  Lear Corp., Notes, Series B, 7.960% due 5/15/05 ................       1,016,060
-----------------------------------------------------------------------------------------------------
                                                                                            2,493,948
-----------------------------------------------------------------------------------------------------
BANKING -- 7.9%
   1,720,000   AA-   ABN AMRO Bank N.V., Sr. Notes, 2.334% due 5/11/07 (a) ..........       1,721,656
   1,000,000   A+    Bank of America Corp., Sr. Notes, 5.375% due 6/15/14 ...........       1,045,507
   1,170,000   BBB   Capital One Bank, Notes, 5.000% due 6/15/09 ....................       1,205,952
                     Credit Suisse First Boston (USA), Inc., Notes:
     600,000   A+        6.125% due 11/15/11 ............................................     655,207
   1,400,000   A+        4.875% due 1/15/15 .............................................   1,385,364
     700,000   A+    HSBC Bank (USA), Sub. Notes, 5.875% due 11/1/34 ................         711,323
     700,000   A     Huntington National Bank, Sr. Notes, 4.650% due 6/30/09 ........         714,085
   1,700,000   A     JPMorgan Chase & Co., Sub. Notes, 5.25% due 5/1/15 .............       1,722,670
     300,000   AA    Rabobank Capital Funding Trust III, Sub. Bonds, 5.254%
                      due 12/31/16 (c)...............................................         299,019
   1,200,000   A+    Royal Bank of Scotland PLC, Bonds, 5.050% due 1/8/15 ...........       1,215,251
                     US Bank NA:
   1,800,000   AA-   Notes, 2.870% due 2/1/07 .......................................       1,785,308
   1,000,000   A+    Sub. Notes, 4.950% due 10/30/14 ................................       1,005,582
     500,000   A     Wachovia Bank NA, Sub. Notes, 4.800% due 11/1/14 ...............         497,829
     900,000   A-    Washington Mutual Bank, Sub. Notes, 5.650% due 8/15/14 .........         932,673
-----------------------------------------------------------------------------------------------------
                                                                                           14,897,426
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
30

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT     RATING(B)                    SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------
BROKERAGE -- 3.8%
$    600,000   BBB-  Glencore Funding LLC, Notes, 6.000% due 4/15/14 (c) ............   $     581,501
   2,100,000   A+    The Goldman Sachs Group, Inc., Notes, 5.250% due 10/15/13 ......       2,152,271
   1,300,000   A     Lehman Brothers Holdings Inc., Medium-Term Notes, Series G,
                       4.800% due 3/13/14 ...........................................       1,284,629
                     Merrill Lynch & Co., Inc., Notes, Series C:
   1,400,000   A+      4.125% due 9/10/09 ...........................................       1,400,519
     700,000   A+      5.000% due 1/15/15 ...........................................         698,618
   1,000,000   A+    Morgan Stanley, Notes, 6.600% due 4/1/12 .......................       1,116,941
-----------------------------------------------------------------------------------------------------
                                                                                            7,234,479
-----------------------------------------------------------------------------------------------------
CONGLOMERATES -- 1.0%
   1,800,000   BBB   Tyco International Group SA, Notes, 6.125% due 11/1/08 .........       1,940,974
-----------------------------------------------------------------------------------------------------
CONSTRUCTION -- 0.4%
     800,000   BBB-  MDC Holdings, Inc., Notes, 5.500% due 5/15/13 ..................         813,605
-----------------------------------------------------------------------------------------------------
DISTRIBUTORS -- 0.4%
     700,000   A+    Southern California Gas Co., First Mortgage Bonds, Series II,
                       4.375% due 1/15/11 ...........................................         703,048
-----------------------------------------------------------------------------------------------------
ENERGY -- 6.5%
     700,000   BBB+  Anadarko Finance Co., Notes, Series B, 6.750% due 5/1/11 .......         789,380
     300,000   BBB+  Consolidated Natural Gas Co., Sr. Notes, 5.000% due 12/1/14 ....         300,870
     400,000   A-    Cooper Cameron Corp., Sr. Notes, 2.650% due 4/15/07 ............         389,742
     700,000   BBB+  Dominion Resources, Inc., Sr. Notes, Series F, 5.250% due 8/1/33         702,677
     700,000   BBB-  Duke Capital LLC, Sr. Notes, 4.331% due 11/16/06 ...............         709,098
     870,000   BBB   Duke Energy Field Services LLC, Notes, 7.500% due 8/16/05 ......         893,121
   2,400,000   AAA   General Electric Co., Notes, 5.000% due 2/1/13 .................       2,466,386
     300,000   BBB+  Kinder Morgan Energy Partners L.P., Notes, 5.125% due 11/15/14 .         299,978
   3,600,000   B+    Transcontinental Gas Pipe Line Corp., Notes, 6.125% due 1/15/05        3,600,000
   2,200,000   BBB-  Xcel Energy Inc., Sr. Notes, 3.400% due 7/1/08 .................       2,158,666
-----------------------------------------------------------------------------------------------------
                                                                                           12,309,918
-----------------------------------------------------------------------------------------------------
FINANCE CAPTIVE -- 2.8%
   1,000,000   BBB   Devon Financing Corp., ULC, Notes, 6.875% due 9/30/11 ..........       1,134,106
                     Ford Motor Credit Co.:
                       Global Landmark Securities(TM):
   1,900,000   BBB-      6.875% due 2/1/06 ............................................     1,957,885
     400,000   BBB-      7.450% due 7/16/31 ...........................................       403,458
     200,000   BBB-    Notes, 5.700% due 1/15/10 ......................................       202,039
                     General Motors Acceptance Corp., Notes:
   1,200,000   BBB-      7.250% due 3/2/11 ............................................     1,257,910
     300,000   BBB-      6.875% due 9/15/11 ...........................................       307,847
-----------------------------------------------------------------------------------------------------
                                                                                            5,263,245
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT     RATING(B)                    SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------
FINANCE NON-CAPTIVE -- 3.6%
$  1,000,000   AAA   AIG Sunamerica Global Financing VII, Sr. Notes, 5.850% due
                       8/1/08 (c) ...................................................   $   1,066,138
   1,700,000   A+    American General Finance, Medium-Term Notes, Series I,
                       3.875% due 10/1/09 ...........................................       1,674,616
   1,130,000   A     Countrywide Home Loans, Inc., Medium-Term Notes, Series L,
                       4.000% due 3/22/11 ...........................................       1,100,147
   2,590,000   A     Household Finance Corp., Notes, 6.375% due 11/27/12 ............       2,866,133
-----------------------------------------------------------------------------------------------------
                                                                                            6,707,034
-----------------------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 1.2%
     700,000   A+    Bottling Group LLC, Notes, 4.625% due 11/15/12 .................         712,094
   1,400,000   BBB   Safeway Inc., Notes, 6.500% due 3/1/11 .........................       1,535,215
-----------------------------------------------------------------------------------------------------
                                                                                            2,247,309
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.4%
     700,000   BBB+  Anthem Inc., Bonds, 6.800% due 8/1/12 ..........................         793,645
-----------------------------------------------------------------------------------------------------
INSURANCE -- 1.9%
   1,700,000   AAA   MassMutual Global Funding II, Notes, 2.550% due 7/15/08 (c) ....       1,632,830
   1,900,000   AA+   New York Life Global Funding, Medium-Term Notes,
                       5.375% due 9/15/13 (c) .......................................       1,980,421
-----------------------------------------------------------------------------------------------------
                                                                                            3,613,251
-----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.5%
   1,000,000   BBB-  Computer Associates Inc., Sr. Notes, 4.750% due 12/1/09 (c) ....       1,008,410
-----------------------------------------------------------------------------------------------------
MEDIA -- 6.1%
     400,000   BBB-  Clear Channel Communications, Inc., Sr. Notes, 4.400%
                       due 5/15/11 ..................................................         388,905
     900,000   BBB   Comcast Cable Communications, Inc., Exchange Notes, 8.500%
                       due 5/1/27 ...................................................       1,197,907
   3,700,000   BB+   Cox Enterprises Inc., Notes, 7.875% due 9/15/10 (c) ............       4,170,807
   2,000,000   BBB-  Liberty Media Corp., Sr. Notes, 3.380% due 9/17/06 (a) .........       2,025,020
   3,600,000   BBB+  Time Warner Inc., Notes, 6.150% due 5/1/07 .....................       3,810,708
-----------------------------------------------------------------------------------------------------
                                                                                           11,593,347
-----------------------------------------------------------------------------------------------------
METALS -- 0.4%
     600,000   BBB-  Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11 ...............         732,491
-----------------------------------------------------------------------------------------------------
PAPER PRODUCTS -- 0.4%
     700,000   BBB   International Paper Co., Notes, 5.300% due 4/1/15 ..............         709,604
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.2%
   2,200,000   A      Wyeth, Notes, 5.500% due 2/1/14 ...............................       2,280,148
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 3.4%
     500,000   BBB   HRPT Properties Trust, Sr. Notes, 6.250% due 8/15/16 ...........         528,492
     460,000   BBB-  iStar Financial Inc., Sr. Notes, 6.000% due 12/15/10 ...........         485,826
     200,000   A-    Kimco Realty Corp., Notes, 2.360% due 8/1/06 (a) ...............         200,056
     250,000   BBB-  Nationwide Health Properties, Inc., Medium-Term
                       Notes, Series C, 6.900% due 10/1/37 ..........................         270,395
   5,000,000   BBB   Post Apartment Homes, L.P., MOPPRS(SM) , 6.850% due 3/16/15 ....       5,024,585
-----------------------------------------------------------------------------------------------------
                                                                                            6,509,354
-----------------------------------------------------------------------------------------------------
SUPERMARKETS -- 0.8%
   1,300,000   BBB   Fred Meyer, Inc., Notes, 7.450% due 3/1/08 .....................       1,434,311
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT     RATING(B)                    SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.4%

$    400,000   A     Bellsouth Corp., Notes, 4.750% due 11/15/12 ....................   $     403,111
   2,000,000   BBB+  Deutsche Telekom International Finance B.V., Bonds,
                       7.750% due 6/15/05 ...........................................       2,046,834
     700,000   A     SBC Communications, Notes, 5.100% due 9/15/14 ..................         707,848
   1,350,000   BBB-  Sprint Capital Corp., Notes, 6.125% due 11/15/08 ...............       1,449,018
                     Telecom Italia Capital SA, Global Notes:
     300,000   BBB+    4.000% due 1/15/10 (c) .......................................         294,477
   2,700,000   BBB+    5.250% due 11/15/13 (c) ......................................       2,733,785
     600,000   A+    Verizon New York, Inc., Debentures, Series A, 6.875%
                       due 4/1/12 ...................................................         674,460
-----------------------------------------------------------------------------------------------------
                                                                                            8,309,533
-----------------------------------------------------------------------------------------------------
TOBACCO -- 0.9%
   1,700,000   BBB   Altria Group, Inc., Notes, 5.625% due 11/4/08 ..................       1,768,292
-----------------------------------------------------------------------------------------------------
UTILITIES -- 4.3%
   2,800,000   BBB   Pepco Holdings, Inc., Notes, 5.500% due 8/15/07 ................       2,913,532
     750,000   BB-   PSEG Energy Holdings Inc., Sr. Notes, 8.625% due 2/15/08 .......         826,875
   1,800,000   BBB+  SCANA Corp., Sr. Notes, 2.740% due 11/15/06 (a) ................       1,804,950
   1,700,000   AA-   SP PowerAssets Ltd., Notes, 5.000% due 10/22/13 (c) ............       1,728,072
     800,000   BBB-  TransAlta Corp., Notes, 5.750% due 12/15/13 ....................         825,237
-----------------------------------------------------------------------------------------------------
                                                                                            8,098,666
-----------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES (Cost -- $100,263,861) .........     102,573,650
=====================================================================================================
ASSET-BACKED SECURITIES -- 4.4%
   1,031,836   AAA   California Infrastructure PG&E-1, Series 1997-1, Class A7,
                       6.420% due 9/25/08 ...........................................       1,063,571
   1,000,000   AAA   Chase Funding Trust, Series 2002-2, Class 1A5, 5.833%
                       due 4/25/32 ..................................................       1,040,813
   1,352,894   AAA   DaimlerChrysler Auto Trust, Series 2001-C, Class A4, 4.630%
                       due 12/6/06 ..................................................       1,360,327
   1,700,000   AAA   Discover Card Master Trust I, Series 1996-3, Class A, 6.050%
                       due 8/18/08 ..................................................       1,754,733
   2,200,000   AAA   Ford Credit Auto Owner Trust, Series 2002-B, Class A4,
                       4.750% due 8/15/06 ...........................................       2,218,394
     795,269   AAA   Toyota Auto Receivables Owner Trust, Series 2002-C, Class A3,
                       2.650% due 11/15/06 ..........................................         795,241
-----------------------------------------------------------------------------------------------------
                     TOTAL ASSET-BACKED SECURITIES (Cost -- $8,553,246) .............       8,233,079
=====================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.3%
   2,800,000   AAA   Banc of America Commercial Mortgage Inc., Series 2004-6,
                       Class AJ, 4.870% due 12/10/42 ................................       2,792,453
   1,500,000   AAA   Credit Suisse First Boston Mortgage Securities Corp.,
                       Series 2003-C5, Class A4, 4.900% due 12/15/36 ................       1,515,701
   3,000,000   AAA   JPMorgan Chase Commercial Mortgage Securities Corp.,
                       Series 2004-C3, Class AJ, 4.922% due 1/15/42 .................       2,995,890
                     LB-UBS Commercial Mortgage Trust:
   1,090,000   AAA     Series 2002-C4, Class A5, 4.853% due 9/15/31 .................       1,111,124
   2,000,000   AAA     Series 2003-C3, Class A2, 3.086% due 5/15/27 .................       1,950,799
   1,450,000   AAA   Wachovia Bank Commercial Mortgage Trust, Series, 2003-C6,
                       Class A3, 4.957% due 8/15/35 .................................       1,491,861
-----------------------------------------------------------------------------------------------------
                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                       (Cost -- $11,863,061). .......................................      11,857,828
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT                                   SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.7%
$10,862,000          State Street Bank & Trust Co. dated 12/31/04, 1.400% due
                       1/3/05; Proceeds at maturity -- $10,863,267; (Fully
                       collateralized by U.S. Treasury Bond, 11.250% due
                       2/15/15; Market value -- $11,084,865)
                       (Cost -- $10,862,000)                                           $  10,862,000
=====================================================================================================
                     TOTAL INVESTMENTS -- 99.4% (Cost -- $186,853,953*)                   188,123,133
                     Other Assets in Excess of Liabilities -- 0.6%                          1,191,854
-----------------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0%                                         $ 189,314,987
=====================================================================================================

(a)  Variable rate security.
(b)  All ratings are by Standard & Poor's Ratings Service.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines established by the Board of Trustees.
*    Aggregate cost for federal income tax purposes is $188,418,237.

     Abbreviation used in this schedule:
     ___________________________________

     MOPPRS(SM) -- MandatOry Par Put Remarketed Securities(SM) and MOPPRS(SM)
                   are service marks owned by Merrill Lynch & Co., Inc.

See page 71 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                   SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
FINLAND -- 4.6%

     377,200         Nokia Oyj ......................................................   $   5,933,355
     154,900         Stora Enso Oyj, Series R Shares (a) ............................       2,363,186
-----------------------------------------------------------------------------------------------------
                                                                                            8,296,541
-----------------------------------------------------------------------------------------------------
FRANCE -- 11.7%
      55,000         Carrefour S.A. (a) .............................................       2,608,851
     113,300         Credit Agricole S.A. (a) .......................................       3,404,908
      27,000         Lagardere S.C.A. (a) ...........................................       1,940,800
      55,185         Sanofi-Aventis (a) .............................................       4,392,592
      12,800         Schneider Electric S.A .........................................         887,161
      23,251         Total S.A. (a) .................................................       5,058,014
      91,400         Vivendi Universal S.A. (b) .....................................       2,906,375
-----------------------------------------------------------------------------------------------------
                                                                                           21,198,701
-----------------------------------------------------------------------------------------------------
GERMANY -- 11.5%
     235,000         Deutsche Telekom AG (a)(b) .....................................       5,296,690
      45,300         E.ON AG (a) ....................................................       4,112,295
       1,440         Porsche AG, Preferred Shares (a) ...............................         915,210
      53,200         Schering AG ....................................................       3,961,647
      37,900         Siemens AG (a) .................................................       3,200,421
      75,600         Volkswagen AG ..................................................       3,413,030
-----------------------------------------------------------------------------------------------------
                                                                                           20,899,293
-----------------------------------------------------------------------------------------------------
IRELAND -- 2.9%
     193,400         Bank of Ireland ................................................       3,186,174
      76,042         CRH PLC ........................................................       2,027,579
-----------------------------------------------------------------------------------------------------
                                                                                            5,213,753
-----------------------------------------------------------------------------------------------------
ITALY -- 4.1%
     196,900         Enel S.p.A .....................................................       1,927,110
     173,650         Eni S.p.A. (a) .................................................       4,329,990
     414,000         Terna S.p.A. (b) ...............................................       1,182,511
-----------------------------------------------------------------------------------------------------
                                                                                            7,439,611
-----------------------------------------------------------------------------------------------------
JAPAN -- 19.1%
      20,650         ACOM CO., LTD ..................................................       1,541,765
       8,100         AIFUL CORP .....................................................         888,611
         309         East Japan Railway Co. .........................................       1,714,494
      43,700         FANUC LTD ......................................................       2,850,093
     359,000         FUJITSU LTD. (a) ...............................................       2,330,897
     214,000         Mitsubishi Estate Co., Ltd. ....................................       2,499,757
      53,300         MURATA MANUFACTURING CO., LTD ..................................       2,972,929
      26,700         NEC Electronics Corp. (a) ......................................       1,299,523
     317,000         NISSAN MOTOR CO., LTD. (a) .....................................       3,437,535
     263,000         Nomura Holdings, Inc. ..........................................       3,824,803
       1,173         NTT DoCoMo, Inc. (a) ...........................................       2,158,055
      67,000         Shin-Etsu Chemical Co., Ltd. ...................................       2,739,219
     253,000         The Sumitomo Trust and Banking Co., Ltd. .......................       1,824,910

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                  SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
JAPAN -- 19.1% (CONTINUED)

      34,900         Takeda Pharmaceutical Co., Ltd. ................................   $   1,752,984
     683,000         TOKYO GAS CO., LTD. (a) ........................................       2,792,368
-----------------------------------------------------------------------------------------------------
                                                                                           34,627,943
-----------------------------------------------------------------------------------------------------
THE NETHERLANDS -- 6.3%
      50,457         Heineken NV (a) ................................................       1,675,489
     117,572         Koninklijke (Royal) Philips Electronics N.V ....................       3,105,158
     116,500         Royal Dutch Petroleum Co. (a) ..................................       6,678,852
-----------------------------------------------------------------------------------------------------
                                                                                           11,459,499
-----------------------------------------------------------------------------------------------------
NORWAY -- 1.8%
     123,000         DNB NOR ASA ....................................................       1,208,202
     129,500         Statoil ASA ....................................................       2,022,506
-----------------------------------------------------------------------------------------------------
                                                                                            3,230,708
-----------------------------------------------------------------------------------------------------
SINGAPORE -- 1.2%
     252,800         Oversea-Chinese Banking Corp., Ltd. ............................       2,090,664
-----------------------------------------------------------------------------------------------------
SWITZERLAND -- 6.8%
      56,200         Compagnie Financiere Richemont AG, Class A Shares ..............       1,864,303
     111,030         Credit Suisse Group (b) ........................................       4,651,388
       9,900         Nestle S.A .....................................................       2,581,288
      45,600         Swiss Reinsurance Co. ..........................................       3,241,157
-----------------------------------------------------------------------------------------------------
                                                                                           12,338,136
-----------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 28.1%
     378,800         Barclays PLC ...................................................       4,252,739
     260,800         BP PLC .........................................................       2,538,238
     197,696         Cadbury Schweppes PLC ..........................................       1,836,964
     274,974         Diageo PLC .....................................................       3,914,187
      72,100         EMAP PLC .......................................................       1,126,472
     240,800         GlaxoSmithKline PLC ............................................       5,637,529
     323,107         HSBC Holdings PLC ..............................................       5,441,221
      93,220         Imperial Tobacco Group PLC .....................................       2,548,556
     148,260         Kesa Electricals PLC ...........................................         802,423
     241,700         Marks & Spencer Group PLC ......................................       1,588,298
     340,200         Prudential PLC .................................................       2,952,525
     640,500         Rentokil Initial PLC ...........................................       1,813,041
      61,700         Rio Tinto PLC ..................................................       1,812,126
     156,400         Royal Bank of Scotland Group PLC ...............................       5,249,670
     383,500         Unilever PLC ...................................................       3,758,133
   2,053,800         Vodafone Group PLC .............................................       5,557,862
-----------------------------------------------------------------------------------------------------
                                                                                           50,829,984
-----------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCK (Cost -- $147,714,557) ......................     177,624,833
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

   FACE
  AMOUNT                                  SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
$  4,184,000         State Street Bank & Trust Co. dated 12/31/04, 1.400% due
                       1/3/05; Proceeds at maturity -- $4,184,488; (Fully
                       collateralized by U.S. Treasury Bond, 8.125% due
                       8/15/21; Market value -- $4,268,559) (Cost -- $4,184,000) ....   $   4,184,000
=====================================================================================================
                     TOTAL INVESTMENTS -- 100.4% (Cost -- $151,898,557*) ............     181,808,833
                     Liabilities in Excess of Other Assets -- (0.4)% ................        (634,659)
-----------------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0% .....................................   $ 181,174,174
=====================================================================================================

  SHARES
-----------------------------------------------------------------------------------------------------
LOANED SECURITIES COLLATERAL
  44,468,432         State Street Navigator Securities Lending Trust Prime
                     Portfolio (Cost -- $44,468,432) ................................   $  44,468,432
=====================================================================================================

(a)  All or a portion of this security is on loan (See Notes 1 and 3).
(b)  Non-income producing security.
 *   Aggregate cost for federal income tax purposes is $153,239,749.

SUMMARY OF INVESTMENTS BY SECTOR**
------------------------------------------------------------------------------
Financials ............................................................   25.4%
Consumer Discretionary ................................................   11.6
Energy ................................................................   11.4
Consumer Staples ......................................................   10.4
Healthcare ............................................................    8.7
Telecommunication Services ............................................    7.2
Information Technology ................................................    6.8
Industrials ...........................................................    5.8
Utilities .............................................................    5.5
Other .................................................................    7.2
------------------------------------------------------------------------------
                                                                         100.0%
==============================================================================

** AS A PERCENTAGE OF TOTAL INVESTMENTS. PLEASE NOTE THAT FUND HOLDINGS ARE AS OF DECEMBER 31, 2004 AND ARE SUBJECT TO CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                          MFS EMERGING GROWTH PORTFOLIO

  SHARES                                  SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.5%
=====================================================================================================
BASIC MATERIALS -- 0.2%
CHEMICALS -- 0.2%
      13,730         Nalco Holding Co. (a) ..........................................   $     268,010
=====================================================================================================
CONSUMER DISCRETIONARY -- 20.1%
HOTELS RESTAURANTS & LEISURE -- 4.3%
      40,890         Carnival Corp. .................................................       2,356,491
      12,160         The Cheesecake Factory Inc. (a) ................................         394,835
       5,920         Four Seasons Hotels, Inc. ......................................         484,197
      19,070         International Game Technology ..................................         655,627
      40,180         Royal Caribbean Cruises Ltd. ...................................       2,187,399
       6,900         Starbucks Corp. (a) ............................................         430,284
      17,770         WMS Industries Inc. (a) ........................................         596,006
-----------------------------------------------------------------------------------------------------
                                                                                            7,104,839
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.8%
      13,160         Harman International Industries, Inc. ..........................       1,671,320
      10,800         Nintendo Co., Ltd. .............................................       1,353,022
-----------------------------------------------------------------------------------------------------
                                                                                            3,024,342
-----------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 2.0%
      28,840         eBay Inc. (a) ..................................................       3,353,515
-----------------------------------------------------------------------------------------------------
MEDIA -- 7.5%
      44,230         Citadel Broadcasting Co. (a) ...................................         715,641
      10,280         DreamWorks Animation SKG, Inc. (a) .............................         385,603
      54,640         EchoStar Communications Corp., Class A Shares (a)...............       1,816,234
      46,790         Getty Images, Inc. (a) .........................................       3,221,492
      21,990         Grupo Televisa, SA, Sponsored ADR ..............................       1,330,395
      49,480         News Corp., Class A Shares .....................................         923,297
      21,200         Playboy Enterprises, Inc., Class B Shares (a) ..................         260,548
      40,730         Publishing & Broadcasting Ltd. .................................         556,071
      35,910         Telewest Global, Inc. (a) ......................................         631,298
      40,490         The Walt Disney Co. ............................................       1,125,622
      50,080         Westwood One, Inc. (a) .........................................       1,348,654
-----------------------------------------------------------------------------------------------------
                                                                                           12,314,855
-----------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.8%
      38,010         Family Dollar Stores, Inc. .....................................       1,187,052
      33,490         Target Corp. ...................................................       1,739,136
-----------------------------------------------------------------------------------------------------
                                                                                            2,926,188
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.6%
      34,240         The Home Depot, Inc. ...........................................       1,463,418
      37,690         Tiffany & Co. ..................................................       1,204,949
-----------------------------------------------------------------------------------------------------
                                                                                            2,668,367
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                          MFS EMERGING GROWTH PORTFOLIO

  SHARES                                  SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
TEXTILES & APPAREL -- 1.1%
       9,480         Coach, Inc. (a) ................................................   $     534,672
      14,570         Nike, Inc., Class B Shares .....................................       1,321,353
-----------------------------------------------------------------------------------------------------
                                                                                            1,856,025
-----------------------------------------------------------------------------------------------------
                     TOTAL CONSUMER DISCRETIONARY ...................................      33,248,131
=====================================================================================================
CONSUMER STAPLES -- 2.7%
BEVERAGES -- 1.2%
      15,820         Anheuser-Busch Cos., Inc. ......................................         802,549
      23,910         PepsiCo, Inc. ..................................................       1,248,102
-----------------------------------------------------------------------------------------------------
                                                                                            2,050,651
-----------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 1.5%
      26,000         CVS Corp. ......................................................       1,171,820
      35,790         Walgreen Co. ...................................................       1,373,262
-----------------------------------------------------------------------------------------------------
                                                                                            2,545,082
-----------------------------------------------------------------------------------------------------
                     TOTAL CONSUMER STAPLES .........................................       4,595,733
=====================================================================================================
ENERGY -- 2.3%
ENERGY EQUIPMENT & SERVICES -- 2.3%
      28,810         BJ Services Co. ................................................       1,340,817
      41,710         GlobalSantaFe Corp. ............................................       1,381,018
      18,840         Smith International, Inc. (a) ..................................       1,025,084
-----------------------------------------------------------------------------------------------------
                     TOTAL ENERGY ...................................................       3,746,919
=====================================================================================================
FINANCIALS -- 4.9%
BANKS -- 0.5%
      18,030         Investors Financial Services Corp. .............................         901,139
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.4%
      37,650         American Express Co. ...........................................       2,122,331
      57,350         Ameritrade Holding Corp. (a) ...................................         815,517
       8,020         The Goldman Sachs Group, Inc. ..................................         834,401
      35,910         Legg Mason, Inc. ...............................................       2,630,767
       9,610         Lehman Brothers Holdings Inc. ..................................         840,683
-----------------------------------------------------------------------------------------------------
                                                                                            7,243,699
-----------------------------------------------------------------------------------------------------
                     TOTAL FINANCIALS ...............................................       8,144,838
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                          MFS EMERGING GROWTH PORTFOLIO

  SHARES                                  SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 23.3%
BIOTECHNOLOGY -- 6.2%
      19,610         Amgen Inc. (a) .................................................   $   1,257,982
      26,040         Celgene Corp. (a) ..............................................         690,841
      23,570         Gen-Probe Inc. (a) .............................................       1,065,600
      45,690         Genzyme Corp. (a) ..............................................       2,653,218
      37,040         Gilead Sciences, Inc. (a) ......................................       1,296,030
      29,450         ImClone Systems Inc. (a) .......................................       1,357,056
      45,700         MedImmune, Inc. (a) ............................................       1,238,927
      15,170         Neurocrine Biosciences, Inc. (a) ...............................         747,881
-----------------------------------------------------------------------------------------------------
                                                                                           10,307,535
-----------------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 9.5%
      38,010         Baxter International, Inc. .....................................       1,312,865
      10,980         C.R. Bard, Inc. ................................................         702,500
     154,950         Cytyc Corp. (a) ................................................       4,271,972
      14,610         DENTSPLY International Inc. ....................................         821,082
      40,923         Fisher Scientific International Inc. (a) .......................       2,552,777
      23,260         Guidant Corp. ..................................................       1,677,046
      47,620         Medtronic, Inc. ................................................       2,365,285
      33,810         Millipore Corp. (a) ............................................       1,684,076
       3,700         Synthes, Inc. (a) ..............................................         413,453
-----------------------------------------------------------------------------------------------------
                                                                                           15,801,056
-----------------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 1.3%
      21,090         Community Health Systems Inc. (a) ..............................         587,989
      37,640         HCA Inc. .......................................................       1,504,094
-----------------------------------------------------------------------------------------------------
                                                                                            2,092,083
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.3%
      23,650         Allergan, Inc. .................................................       1,917,306
      21,510         Endo Pharmaceuticals Holdings Inc. (a) .........................         452,140
      24,440         Johnson & Johnson ..............................................       1,549,985
      64,680         Medicis Pharmaceutical Corp., Class A Shares ...................       2,270,915
      24,460         Novartis AG ....................................................       1,228,359
      14,190         Roche Holding AG ...............................................       1,627,933
      10,440         Watson Pharmaceuticals, Inc. (a) ...............................         342,536
      24,710         Wyeth ..........................................................       1,052,399
-----------------------------------------------------------------------------------------------------
                                                                                           10,441,573
-----------------------------------------------------------------------------------------------------
                     TOTAL HEALTHCARE ...............................................      38,642,247
=====================================================================================================
INDUSTRIALS -- 9.2%
AIR FREIGHT & COURIERS -- 0.4%
      11,840         Expeditors International of Washington, Inc. ...................         661,619
-----------------------------------------------------------------------------------------------------
AIRLINES -- 0.4%
      31,150         JetBlue Airways Corp. (a) ......................................         723,303
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                          MFS EMERGING GROWTH PORTFOLIO

  SHARES                                  SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 6.5%
      36,260         Alliance Data Systems Corp. (a) ................................   $   1,721,625
      14,090         Apollo Group, Inc., Class A Shares (a) .........................       1,137,204
      41,090         Career Education Corp. (a) .....................................       1,643,600
      40,010         Ceridian Corp. (a) .............................................         731,383
      10,880         The Corporate Executive Board Co. ..............................         728,307
      44,450         DST Systems, Inc. (a) ..........................................       2,316,734
         484         Employee Solutions, Inc. (a) ...................................               0
      10,240         Hewitt Associates, Inc. (a) ....................................         327,782
      15,530         Manpower Inc. ..................................................         750,099
      21,280         Paychex, Inc. ..................................................         725,222
       5,480         Strayer Education, Inc. ........................................         601,649
-----------------------------------------------------------------------------------------------------
                                                                                           10,683,605
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.8%
      38,040         Tyco International Ltd. ........................................       1,359,550
-----------------------------------------------------------------------------------------------------
MACHINERY -- 1.1%
       2,930         Caterpillar Inc. ...............................................         285,704
      15,720         Illinois Tool Works Inc. .......................................       1,456,930
-----------------------------------------------------------------------------------------------------
                                                                                            1,742,634
-----------------------------------------------------------------------------------------------------
                     TOTAL INDUSTRIALS ..............................................      15,170,711
=====================================================================================================
INFORMATION TECHNOLOGY -- 27.2%
COMMUNICATIONS EQUIPMENT -- 3.6%
      15,530         AudioCodes Ltd. (a) ............................................         257,953
     102,378         Cisco Systems, Inc. (a) ........................................       1,975,895
      74,180         Comverse Technology, Inc. (a) ..................................       1,813,701
      13,920         Harris Corp. ...................................................         860,117
      41,011         Juniper Networks, Inc. (a) .....................................       1,115,089
-----------------------------------------------------------------------------------------------------
                                                                                            6,022,755
-----------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.7%
      10,650         Apple Computer, Inc. (a) .......................................         685,860
      84,670         Dell Inc. (a) ..................................................       3,567,994
      63,340         EMC Corp. (a) ..................................................         941,866
      10,480         Lexmark International, Inc., Class A Shares (a) ................         890,800
-----------------------------------------------------------------------------------------------------
                                                                                            6,086,520
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.5%
      26,230         Symbol Technologies, Inc. ......................................         453,779
      44,620         Waters Corp. (a) ...............................................       2,087,770
-----------------------------------------------------------------------------------------------------
                                                                                            2,541,549
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                          MFS EMERGING GROWTH PORTFOLIO

  SHARES                                  SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 5.0%
      35,190         Akamai Technologies, Inc. (a) ..................................   $     458,526
      40,340         Check Point Software Technologies (a) ..........................         993,574
      11,860         Google Inc., Class A Shares (a) ................................       2,290,166
      25,710         IAC/InterActiveCorp. (a) .......................................         710,110
      18,100         Softbank Corp. .................................................         879,188
      78,150         Yahoo! Inc. (a) ................................................       2,944,692
-----------------------------------------------------------------------------------------------------
                                                                                            8,276,256
-----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.7%
      29,630         Analog Devices, Inc. ...........................................       1,093,940
      13,840         Integrated Circuit Systems, Inc. (a) ...........................         289,533
      27,590         Marvell Technology Group Ltd. (a) ..............................         978,617
      56,740         PMC-Sierra, Inc. (a) ...........................................         638,325
       5,180         Samsung Electronics Co., Ltd. ..................................       1,134,420
      30,060         Silicon Laboratories Inc. (a) ..................................       1,061,419
      32,140         Xilinx, Inc. ...................................................         952,951
-----------------------------------------------------------------------------------------------------
                                                                                            6,149,205
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 9.7%
      29,850         Activision, Inc. (a) ...........................................         602,373
      98,800         Amdocs Ltd. (a) ................................................       2,593,500
      10,120         Business Objects S.A., Sponsored ADR (a) .......................         256,441
      36,290         Citrix Systems, Inc. (a) .......................................         890,194
         784         Computer Associates International, Inc. ........................          24,351
      39,390         Electronic Arts Inc. (a) .......................................       2,429,575
      19,600         Macromedia, Inc. (a) ...........................................         609,952
      47,360         Mercury Interactive Corp. (a) ..................................       2,157,248
      16,930         National Instruments Corp. .....................................         461,342
     161,860         Oracle Corp. (a) ...............................................       2,220,719
      32,040         Red Hat, Inc. (a) ..............................................         427,734
      39,340         Symantec Corp. (a) .............................................       1,013,398
      81,740         VERITAS Software Corp. (a) .....................................       2,333,677
-----------------------------------------------------------------------------------------------------
                                                                                           16,020,504
-----------------------------------------------------------------------------------------------------
                     TOTAL INFORMATION TECHNOLOGY ...................................      45,096,789
=====================================================================================================
MATERIALS -- 0.6%
METALS & MINING -- 0.6%
       7,400         Aber Diamond Corp. (a) .........................................         261,100
      23,230         Companhia Vale do Rio Doce, ADR ................................         673,902
-----------------------------------------------------------------------------------------------------
                     TOTAL MATERIALS ................................................         935,002
=====================================================================================================
TELECOMMUNICATION SERVICES -- 9.0%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.3%
      32,987         NTL Inc. (a) ...................................................       2,406,732
      53,900         Sprint Corp. ...................................................       1,339,415
-----------------------------------------------------------------------------------------------------
                                                                                            3,746,147
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                          MFS EMERGING GROWTH PORTFOLIO

  SHARES                                  SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 6.7%
      39,960         America Movil S.A. de C.V., ADR, Series L Shares ...............   $   2,091,906
     190,410         American Tower Corp., Class A Shares (a) .......................       3,503,544
      61,290         Crown Castle International Corp. (a) ...........................       1,019,866
      43,220         SpectraSite, Inc. (a) ..........................................       2,502,438
      72,813         Vodafone Group PLC, Sponsored ADR ..............................       1,993,620
-----------------------------------------------------------------------------------------------------
                                                                                           11,111,374
-----------------------------------------------------------------------------------------------------
                     TOTAL TELECOMMUNICATION SERVICES ...............................      14,857,521
=====================================================================================================
                     TOTAL COMMON STOCK (Cost -- $131,038,785) ......................     164,705,901
=====================================================================================================
  WARRANTS
=====================================================================================================
WARRANTS (A) -- 0.0%
COMMUNICATIONS -- 0.0%
TELECOMMUNICATIONS -- 0.0%

         174         Lucent Technologies Inc. Expire 12/10/07 (Cost -- $0) ..........             275
=====================================================================================================
    FACE
   AMOUNT
=====================================================================================================
SHORT-TERM INVESTMENT -- 2.4%
$  3,950,000         Fannie Mae Discount Notes, zero coupon bond to yield 1.270%
                         due 1/3/05 (Cost -- $3,949,726) ................................   3,949,726
=====================================================================================================
                     TOTAL INVESTMENTS -- 101.9% (Cost -- $134,988,511*) ............     168,655,902
                     Liabilities in Excess of Other Assets -- (1.9%) ................      (3,211,272)
-----------------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0% .....................................   $ 165,444,630
=====================================================================================================

(a)  Non-income producing security.
 *   Aggregate cost for federal income tax purposes is $136,867,777.

Abbreviation used in this schedule:
___________________________________

ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT    RATING(A)                     SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 95.8%
=====================================================================================================
AEROSPACE & DEFENSE -- 2.0%
$    175,000   B     Alliant Techsystems, Inc., 8.500% due 5/15/11 ..................   $     192,500
     150,000   B     Argo-Tech Corp., Sr. Notes, 9.250% due 6/1/11 ..................         165,375
                     Hexcel Corp.:
      50,000   B       Sr. Secured Notes, 9.875% due 10/1/08 ........................          55,750
     350,000   CCC+    Sr. Sub. Notes, 9.750% due 1/15/09 ...........................         365,750
      75,000   B-    K & F Acquisition, Inc., Sr. Sub. Notes, 7.750%
                       due 11/15/14 (b) ...............................................        77,813
     425,000   BB+   L-3 Communications Corp., Sr. Sub. Notes, 6.125% due 1/15/14 ...         439,875
     150,000   B-    Standard Aero Holdings, Inc., Sr Sub. Notes, 8.250%
                       due 9/1/14 (b)................................................         162,750
     225,000   B-    Transdigm, Inc., Sr. Sub. Notes, 8.375% due 7/15/11 ............         242,437
-----------------------------------------------------------------------------------------------------
                                                                                            1,702,250
-----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 3.8%
     200,000   CCC+  Accuride Corp., Sr. Sub. Notes, Series B, 9.250% due 2/1/08 ....         204,000
     250,000   CCC+  Advanced Accessory Systems LLC, Sr Notes, 10.750% due 6/15/11 ..         238,750
     100,000   B     Affinia Group, Inc., 9.000% due 11/30/14 (b) ...................         104,750
     250,000   B     Cooper Standard Auto, Notes, 8.375% due 12/15/14 (b) ...........         250,625
                     General Motors, Corp.:
     325,000   BBB-    Debentures, 8.375% due 7/15/33 ...............................         337,659
     275,000   BBB-    Sr. Notes, 7.125% due 7/15/13 ................................         281,863
     100,000   BBB-  Lear Corp., Sr. Notes, Series B, 7.960% due 5/15/05 ............         101,606
                     Stanadyne Corp.:
     125,000   B-      Sr. Discount Notes, step bond to yield 8.904%
                         due 2/15/15 (b) ............................................          74,531
     250,000   B-      Sr. Sub. Notes, 10.000% due 8/15/14 (b) ......................         271,250
     275,000   B+    Stoneridge, Inc., Sr. Notes, 11.500% due 5/1/12 ................         321,062
     175,000   B-    Tenneco Automotive Inc., Sr. Sub. Notes, 8.625%
                       due 11/15/14 (b) ...............................................       182,875
     225,000   CCC+  Transportation Technologies Industries, Inc., Sr. Sub.
                       Notes, 12.500% due 3/31/10 (b) .................................       232,313
     385,000   BB-   TRW Automotive, Inc., Sr. Sub. Notes, 11.000% due 2/15/13 ......         465,850
     225,000   B     United Components, Inc., Sr. Sub. Notes, 9.375% due 6/15/13 ....         245,250
-----------------------------------------------------------------------------------------------------
                                                                                            3,312,384
-----------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 2.1%
     275,000   B-    AMH Holdings Inc., Sr. Discount Notes, step bond to
                      yield 10.957% due 3/1/14 .......................................        199,375
     125,000   B-    Associated Materials, Inc., Sr. Sub. Notes, 9.750%
                       due 4/15/12 ..................................................         140,312
     200,000   B-    Collins & Aikman Floorcovering, Inc., Sr. Sub. Notes,
                       Series B, 9.750% due 2/15/10 .................................         216,000
                     Goodman Global Holdings Co., Inc.:
     100,000   B-      Sr. Notes, 5.760% due 6/15/12 (b)(c) .........................         102,000
     200,000   B-      Sr. Sub. Notes, 7.875% due 12/15/12 (b) ......................         199,000
     150,000   B-    Norcraft Cos LP/Norcraft Finance Corp., Sr. Sub. Notes,
                       9.000% due 11/1/11 ...........................................         162,750
     425,000   B-    Norcraft Holdings LP/Norcraft Capital Corp., Sr. Discount
                     Notes, step bond to yield 9.746% due 9/1/12 ....................         320,875
     200,000   B-    Ply Gem Industries, Inc., Sr. Sub. Notes, 9.000% due 2/15/12 ...         204,000
     100,000   B-    THL BuildCo Inc., Sr. Sub. Notes, 8.500% due 9/1/14 (b) ........         105,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT    RATING(A)                     SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 2.1% (CONTINUED)
$    200,000   B-    U.S. Concrete, Inc., Sr. Sub. Notes, 8.375% due 4/1/14 .........   $     216,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,865,812
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 5.7%
     100,000   CCC+  Aventine Renewable Energy, Secured Notes, 8.50125%
                       due 12/15/11 (b)(c) ............................................       101,500
     275,000   B-    BCP Caylux Holding Luxembourg SCA, Sr. Sub. Notes, 9.625%
                       due 6/15/14 (b) ................................................       311,438
     250,000   B-    Borden U.S. Finance Corp./Nova Scotia Finance ULC, Secured
                       Notes, 9.000% due 7/15/14 (b) ................................         278,750
     225,000   B-    Compass Minerals Group, Inc., Sr. Sub. Notes, 10.000%
                       due 8/15/11 ....................................................       254,250
                     Compass Minerals International, Inc.:
     275,000   B-      Sr. Discount Notes, Series B, step bond to yield 11.980%
                       due 6/1/13 ...................................................         224,125
     150,000   B-      Sr. Notes, step bond to yield 12.740% due 12/15/12 ...........         129,000
     500,000   B-    Crystal U.S. Holdings 3 LLC/Crystal U.S. Sub. 3 Corp., Sr.
                       Discount Notes, step bond to yield 9.919% due 10/1/14 (b) ......       345,000
     250,000   B+    Equistar Chemical, LP/Equistar Funding Corp., Sr. Notes,
                       10.125% due 9/1/08 .............................................       289,375
     125,000   BB+   FMC Corp., Secured Notes, 10.250% due 11/1/09 ..................         144,063
     150,000   B     Huntsman Advanced Materials LLC, Sr. Secured Notes, 11.000%
                       due 7/15/10 (b) ................................................       179,250
     260,000   CCC+  Huntsman International LLC, Sr. Sub. Notes, 10.125%
                       due 7/1/09 .....................................................       274,950
      27,000   BB    IMC Global, Inc., Sr. Notes, Series B, 10.875% due 6/1/08 ......          32,535
     225,000   B+    INVISTA, Notes, 9.250% due 5/1/12 (b) ..........................         252,000
     150,000   B     Koppers Inc., Sr. Notes, 9.875% due 10/15/13 ...................         171,750
                     Lyondell Chemical Co.:
                       Sr. Secured Notes:
     275,000   B+        9.500% due 12/15/08 ........................................         299,750
      50,000   B+        10.500% due 6/1/13 .........................................          59,750
      75,000   B+        Series A, 9.625% due 5/1/07 ................................          82,875
     105,000   B+        Series B, 9.875% due 5/1/07 ................................         110,513
     250,000   B-      Sr. Sub. Notes, 10.875% due 5/1/09 ...........................         265,625
      27,616   B+    Millennium America Inc., Sr. Notes, 9.250% due 6/15/08 .........          31,552
     175,000   B-    Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13 .................         192,938
     216,000   B-    Nalco Finance Holdings, Inc., Sr. Notes, step bond to yield
                       9.711% due 2/1/14 ..............................................       160,920
     250,000   CCC+  Polypore Inc., Sr. Sub. Notes, 8.750% due 5/15/12 ..............         262,500
      75,000   B-    Rockwood Specialties Group, Inc., Sub. Notes, 7.500%
                       due 11/15/14 (b) ...............................................        78,188
                     Union Carbide Chemicals & Plastics Co. Inc.:
      50,000   BBB-    Debentures, 7.875% due 4/1/23 ................................          52,750
     200,000   BBB-    Sr. Notes, 8.750% due 8/1/22 .................................         211,750
                     Union Carbide Corp., Debentures:
      75,000   BBB-    6.790% due 6/1/25 ............................................          76,688
      50,000   BBB-    7.500% due 6/1/25 ............................................          51,250
-----------------------------------------------------------------------------------------------------
                                                                                            4,925,035
-----------------------------------------------------------------------------------------------------
CONSTRUCTION MACHINERY -- 1.6%
   175,000     BB-   AGCO Corp., Sr. Notes, 9.500% due 5/1/08 .......................         187,250
   400,000     BB-   Case New Holland, Inc., Sr. Notes, 9.250% due 8/1/11 (b) .......         447,000
   150,000     NR    Clark Material Handling Co., Sr. Notes, Series D, 10.750%
                       due 11/15/06 (d)(e)+ ...........................................             0
                     Columbus McKinnon Corp.:
    50,000     B-      Sr. Secured Notes, 10.000% due 8/1/10 ........................          56,500
   275,000     CCC+    Sr. Sub. Notes, 8.500% due 4/1/08 ............................         277,750

                           SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT    RATING(A)                     SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
CONSTRUCTION MACHINERY -- 1.6% (CONTINUED)
$    300,000   BB-   NationsRent Co., Inc., Secured Notes, 9.500% due 10/15/10 .......   $    337,500
     125,000   BB-   United Rentals North America Inc., Sr. Notes, 6.500% due 2/15/12         122,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,428,500
-----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 4.8%
     225,000   B-    AAC Group Holding Corp., Sr. Discount Notes, step bond to yield
                       8.904% due 10/1/12 (b) ......................................          152,437
      75,000   B-    American Achievement Corp., Sr. Sub. Notes, 8.250% due 4/1/12 .           78,187
     200,000   CCC+  Ames True Temper, Inc., Sr. Sub. Notes, 10.000% due 7/15/12 ...          206,000
     150,000   B     Chattem, Inc., Sr. Sub. Notes, 7.000% due 3/1/14 ..............          155,250
     125,000   B+    Church & Dwight Co. Inc., Sr. Sub. Notes, 6.000% due
                       12/15/12 (b) ................................................          127,813
      50,000   NR    Diamond Brands Operating Corp., Sr. Sub. Notes, 10.125%
                       due 4/15/08 (d)(e)+ .........................................            3,475
     200,000   B-    Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12          169,000
     325,000   B-    Jarden Corp., Sr. Sub. Notes, 9.750% due 5/1/12 ...............          362,375
     475,000   B-    Jostens Holding Corp., Sr. Discount Notes, step bond to yield
                       10.039% due 12/1/13 .........................................          339,625
     250,000   B-    Jostens IH Corp., 7.625% due 10/1/12 (b) ......................          261,250
      50,000   BB    K2, Inc., Sr. Notes, 7.375% due 7/1/14 (b) ....................           55,000
     200,000   CCC+  Leiner Health Products, Inc., Sr. Sub. Notes, 11.000% due 6/1/12         219,500
     275,000   CCC+  Playtex Products, Inc., Sr. Sub. Notes, 9.375% due 6/1/11 .....          294,937
     250,000   B-    Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14 ........          266,250
                     Simmons Bedding Co.:
     275,000   B-      Sr. Discount Notes, step bond to yield 11.323% due 12/15/14 (b)        169,125
     350,000   B-      Sr. Sub. Notes, 7.875% due 1/15/14 ..........................          364,000
     205,000   B     Tempur-Pedic, Inc./Tempur Production U.S.A. Inc., Sr. Sub. Notes,
                       10.250% due 8/15/10 .........................................          236,775
     150,000   CCC+  True Temper Sports, Inc., Sr. Sub. Notes, 8.375% due 9/15/11 ..          140,250
     350,000   B-    United Industries Corp., Sr. Sub. Notes, Series D, 9.875%
                       due 4/1/09 ..................................................          367,937
     150,000   B     WH Holdings Ltd./WH Capital Corp., Sr. Notes, 9.500% due 4/1/11          165,750
-----------------------------------------------------------------------------------------------------
                                                                                            4,134,936
-----------------------------------------------------------------------------------------------------
DIVERSIFIED -- 2.9%
   2,264,535   BB-   Targeted Return Index Sector, Trains HY-2004-1, Secured Notes,
                       8.2105% due 8/1/15 (b)(c) ...................................        2,481,305
-----------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 0.4%
     375,000   BBB   Tyco International Group S.A., Notes, 5.800% due 8/1/06 .......          388,409
-----------------------------------------------------------------------------------------------------
ENERGY -- 1.1%
     225,000   B     Compton Petroleum Corp., Sr. Notes, 9.900% due 5/15/09 ........          249,750
     125,000   B-    Inergy LP/Inergy Finance Corp., Sr. Notes, 6.875% due
                       12/15/14 (b) ................................................          126,250
      50,000   B-    Lone Star Technologies, Inc., Sr. Sub. Notes, Series B,
                       9.000% due 6/1/11 ...........................................           53,750
     150,000   BB-   Petroleum Helicopters, Inc., Sr. Notes, Series B, 9.375%
                       due 5/1/09 ..................................................          165,000
      75,000   B     Range Resources, Corp., Sr. Sub. Notes, 7.375% due 7/15/13 ....           80,812
     250,000   B     Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12 ...........          281,250
-----------------------------------------------------------------------------------------------------
                                                                                              956,812
-----------------------------------------------------------------------------------------------------

                         SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT    RATING(A)                     SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.4%
$    300,000   CCC+  AMC Entertainment, Inc., Sr. Sub. Notes, 9.875% due 2/1/12 ......   $    328,500
     525,000   B-    Cinemark, Inc., Sr. Discount Notes, step bond to yield
                       9.474% due 3/15/14 ............................................        399,000
     150,000   B-    Cinemark U.S.A. Inc., Sr. Sub. Notes, 9.000% due 2/1/13 .........        171,937
     200,000   B+    Intrawest Corp., Sr. Notes, 7.500% due 10/15/13 (b) .............        213,750
     325,000   CCC+  LCE Acquisition Corp., Sr. Sub. Notes, 9.000% due 8/1/014 (b) ...        353,438
     425,000   B-    Universal City Development Partners, Sr. Notes, 11.750% due
                       4/1/10 ........................................................        504,156
                     Universal City Florida Holdings UCD, Sr. Notes:
      50,000   B-      8.375% due 5/1/10 (b) .........................................         52,125
      75,000   B-      Step bond to yield 10.234% due 5/1/10 (b)(c) ..................         78,375
-----------------------------------------------------------------------------------------------------
                                                                                            2,101,281
-----------------------------------------------------------------------------------------------------
ENVIRONMENTAL -- 1.4%
                     Allied Waste North America, Inc., Series B:
     175,000   BB-     9.250% due 9/1/12 .............................................        190,313
     625,000   BB-     Sr. Notes, 7.625% due 1/1/06 ..................................        646,875
     200,000   B     Clean Harbors, Inc., Sr. Secured Notes, 11.250% due 7/15/12 (b) .        225,000
     125,000   B     Synagro Technologies, Inc., Sr. Sub. Notes, 9.500% due 4/1/09 ...        136,875
-----------------------------------------------------------------------------------------------------
                                                                                            1,199,063
-----------------------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 6.0%
      63,000   B-    AgriLink Foods, Inc., Sr. Sub. Notes, 11.875% due 11/1/08 .......         65,914
     300,000   B-    American Seafood Group LLC, Sr. Sub. Notes, 10.125% due 4/15/10 .        322,500
     425,000   B-    ASG Consolidated LLC/ASG Finance Inc., Sr. Discount Notes,
                       step bond to yield 11.505% due 11/1/11 (b) ....................        273,062
     150,000   B     B&G Foods, Inc., Sr. Notes, 8.000% due 10/1/11 ..................        160,500
     150,000   BB    Constellation Brands, Inc., Sr. Notes, Series B, 8.000% due
                       2/15/08 .......................................................        163,875
     200,000   B+    Cott Beverages, Inc., Sr. Sub. Notes, 8.000% due 12/15/11 .......        218,750
                     Del Monte Corp.:
     150,000   B       Series B, 9.250% due 5/15/11 ..................................        165,000
     400,000   B       Sr. Sub. Notes, 8.625% due 12/15/12 ...........................        450,000
                     Dole Foods Co., Sr. Notes:
     275,000   B+      8.625% due 5/1/09 .............................................        300,438
     275,000   B+      7.250% due 6/15/10 ............................................        283,938
     175,000   CCC   Eagle Family Foods Holdings, Inc., Sr. Sub. Notes, Series B,
                       8.750% due 1/15/08 ............................................        135,625
      98,000   B     Gold Kist, Inc., Sr. Notes, 10.250% due 3/15/14 .................        115,150
     275,000   B-    Michael Foods, Inc., Sr. Sub. Notes, 8.000% due 11/15/13 ........        291,500
     150,000   B-    National Beef Packing Co./NB Finance Corp., LLC, Sr. Notes,
                       10.500% due 8/1/11 ............................................        158,250
     100,000   NR    Nebco Evans Holding Co., Sr. Discount Notes, 12.375% due
                       7/15/07 (d)(e)+ ...............................................              0
     275,000   B-    Pierre Foods, Inc., Sr. Sub. Notes, 9.875% due 7/15/12 (b) ......        286,000
                     Pilgrim's Pride Corp.:
     100,000   BB-     Sr. Notes, 9.625% due 9/15/11 .................................        113,000
     175,000   B+      Sr. Sub. Notes, 9.250% due 11/15/13 ...........................        196,875
                     Reddy Ice Group, Inc.:
     325,000   B-      Sr. Discount Notes, step bond to yield 11.013% due 11/1/12 (b)         225,875
     200,000   B-      Sr. Sub. Notes, 8.875% due 8/1/11 .............................        217,000

                             SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT    RATING(A)                     SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 6.0% (CONTINUED)
                     Smithfield Foods, Inc., Sr. Notes, Series B:
$    250,000   BB      8.000% due 10/15/09 ...........................................   $    278,125
     200,000   BB      7.750% due 5/15/13 ............................................        223,500
                     Swift & Co.:
     100,000   B+      Sr. Notes, 10.125% due 10/1/09 ................................        112,000
     125,000   B       Sr. Sub. Notes, 12.500% due 1/1/10 ............................        141,875
     300,000   B-    UAP Holding Corp., Sr. Discount Notes, step bond to yield
                       10.750% due 7/15/12 (b) .......................................        237,000
      67,000   B     United Agricultural Products Inc., Sr. Notes, 8.250% due
                       12/15/11 (b)(c) ...............................................         72,193
-----------------------------------------------------------------------------------------------------
                                                                                            5,207,945
-----------------------------------------------------------------------------------------------------
GAMING -- 5.7%
                     Boyd Gaming Corp., Sr. Sub. Notes:
     100,000   B+      8.750% due 4/15/12 ............................................        111,750
     175,000   B+      7.750% due 12/15/12 ...........................................        191,844
                     Caesars Entertainment Inc., Sr. Sub. Notes:
     275,000   BB-     7.875% due 3/15/10 ............................................        311,094
     300,000   BB-     8.125% due 5/15/11 ............................................        348,000
     500,000   BB+   Harrah's Operating Co., Inc., Sr. Sub. Notes, 7.875% due
                       12/15/05 ......................................................        521,250
      75,000   B-    Herbst Gaming Inc., Sr. Sub. Notes, 7.000% due 11/15/14 (b) .....         76,313
                     Isle of Capri Casinos, Inc., Sr. Sub. Notes:
     225,000   B       9.000% due 3/15/12 ............................................        249,187
      50,000   B       7.000% due 3/1/14 .............................................         51,250
     225,000   B     Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11 ..        246,937
     150,000   B     Majestic Star Casino LLC, Sr. Secured Notes, 9.500% due 10/15/10         159,750
                     Mandalay Resort Group:
     125,000   BB+     Sr. Notes, 9.500% due 8/1/08 ..................................        143,437
     475,000   BB-     Sr. Sub. Notes, Series B, 10.250% due 8/1/07 ..................        539,125
                     MGM MIRAGE:
     150,000   BB+     Sr. Notes, 8.500% due 9/15/10 .................................        171,375
     500,000   BB-     Sr. Sub. Notes, 9.750% due 6/1/07 .............................        557,500
     175,000   B+    Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.000%
                       due 4/1/12 ....................................................        190,750
     225,000   B+    MTR Gaming Group, Inc., Sr. Notes, Series B, 9.750% due 4/1/10 ..        248,625
                     Penn National Gaming, Inc., Sr. Sub. Notes:
      50,000   B       8.875% due 3/15/10 ............................................         54,813
     175,000   B       Series B, 11.125% due 3/1/08 ..................................        187,688
                     Station Casinos, Inc.:
      50,000   BB-     Sr. Notes, 6.000% due 4/1/12 ..................................         51,188
     200,000   B+      Sr. Sub. Notes, 6.500% due 2/1/14 .............................        206,500
     225,000   B     Venetian Casino Resort LLC/Las Vegas Sands Inc., Mortgage Notes,
                       11.000% due 6/15/10 ...........................................        257,906
      50,000   B     Virgin River Casino Corp., Secured Notes, 9.000% due 1/15/12 (b)          52,250
-----------------------------------------------------------------------------------------------------
                                                                                            4,928,532
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 4.7%
     300,000   B-    AmeriPath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13 .............        320,250
     225,000   B-    Ardent Health Services Inc., Sr. Sub. Notes, 10.000%
                       due 8/15/13 ...................................................        237,375
     125,000   BB-   Bio-Rad Laboratories, Inc., Sr. Sub. Notes, 6.125%
                       due 12/15/14 (b) ..............................................        126,562

                          SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT    RATING(A)                     SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 4.7% (CONTINUED)
$    600,000   B-    CDRV Investors, Inc., Sr. Discount Notes, step bond to yield
                       9.297% due 1/1/15 (b) .........................................   $    375,750
     350,000   BB+   Columbia HCA Healthcare Co., Notes, 6.910% due 6/15/05 ..........        355,167
                     Concentra Operating Corp., Sr. Sub. Notes:
     175,000   B-      9.500% due 8/15/10 ............................................        198,625
      50,000   NR      9.125% due 6/1/12 (b) .........................................         56,750
                     Fisher Scientific International Inc., Sr. Sub. Notes:
     325,000   BB+     8.000% due 9/1/13 .............................................        370,500
      50,000   BB+     6.750% due 8/15/14 (b) ........................................         53,875
     100,000   CCC+  Hanger Orthopedic Group, Inc., Sr. Notes, 10.375% due 2/15/09 ...        103,750
                     HCA Inc., Notes:
     375,000   BB+     8.750% due 9/1/10 .............................................        429,143
     200,000   BB+     6.750% due 7/15/13 ............................................        208,201
     175,000   BB+     7.500% due 11/6/33 ............................................        179,055
     143,382   B+    Magellan Health Services, Inc., Sr. Notes, Series A, 9.375%
                       due 11/15/08 ..................................................        156,824
     275,000   B-    Medical Device Manufacturing, Inc., Sr. Sub. Notes, 10.000%
                       due 7/15/12 (b) ...............................................        297,687
     250,000   B-    National Mentor Inc., Sr. Sub. Notes, 9.625% due 12/1/12 (b) ....        266,875
     150,000   BB-   Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125%
                       due 6/15/12 ...................................................        164,250
      75,000   BB    Ventas Realty LP, Sr. Notes, 6.625% due 10/15/14 (b) ............         77,063
      75,000   B-    VWR International, Inc., Sr. Sub. Notes, 8.000% due 4/15/14 .....         80,438
-----------------------------------------------------------------------------------------------------
                                                                                            4,058,140
-----------------------------------------------------------------------------------------------------
INDUSTRIAL - OTHER -- 4.7%
     250,000   B-    Aearo Co. I., Sr. Sub. Notes, 8.250% due 4/15/12 ................        258,750
     100,000   B     Amsted Industries, Inc., Sr. Notes, 10.250% due 10/15/11 (b) ....        113,500
     300,000   CCC+  Brand Services, Inc., Sr. Sub. Notes, 12.000% due 10/15/12 ......        337,500
     175,000   B-    Coleman Cable, Inc., Sr. Notes, 9.875% due 10/1/12 (b) ..........        186,812
     150,000   B-    Da-Lite Screen Co., Inc., Sr. Notes, 9.500% due 5/15/11 .........        165,750
     350,000   B-    Eagle-Picher Industries, Inc., Sr. Notes, 9.750% due 9/1/13 .....        351,750
      50,000   NR    Glenoit Corp., Sr. Sub. Notes, 11.000% due 4/15/07 (d)(e) .......              0
     200,000   B     Hawk Corp., Sr. Notes, 8.750% due 11/1/14 (b) ...................        206,000
     225,000   B     Interline Brands, Inc., Sr. Sub. Notes, 11.500% due 5/15/11 .....        254,250
     175,000   B-    Mueller Group, Inc., Sr. Sub. Notes, 10.000% due 5/1/12 .........        191,625
                     Neenah Corp.:
     191,000   CCC+    Sr. Secured Notes, 11.000% due 9/30/10 (b) ....................        212,010
     159,574   CCC+    Sr. Sub. Notes, 13.000% due 9/30/13 (b) .......................        164,361
     250,000   B-    Norcross Safety Products LLC/Norcross Capital Co., Sr. Sub. Notes,
                       Series B, 9.875% due 8/15/11 ..................................        277,500
     100,000   B-    NSP Holdings/NSP Capital Corp., Sr. Notes, 11.750% due
                       1/1/12 (b)(g) ...................................................      101,500
     200,000   B-    Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12 .............        227,000
     300,000   B-    Sensus Metering Systems, Inc., Sr. Sub. Notes, 8.625%
                       due 12/15/13 ..................................................        309,000
     250,000   B     Superior Essex Communications LLC/Essex Group., Inc., Sr. Notes,
                       9.000% due 4/15/12 ............................................        258,750
     200,000   B-    Thermadyne Holdings Corp., Sr. Sub. Notes, 9.250% due 2/1/14 ....        196,000
     100,000   B+    Valmont Industries, Inc., Sr. Sub. Notes, 6.875% due 5/1/14 .....        104,500
     125,000   B     Wesco Distribution, Inc., Sr. Sub. Notes, 9.125% due 6/1/08 .....        129,375
-----------------------------------------------------------------------------------------------------
                                                                                            4,045,933
-----------------------------------------------------------------------------------------------------

                           SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT       RATING(A)                         SECURITY                                          VALUE
------------------------------------------------------------------------------------------------------------
LODGING -- 1.7%
$    150,000   B     Gaylord Entertainment Co., Sr. Notes, 6.750% due 11/15/14 (b) ..........   $    151,500
      63,000   B+    HMH Properties, Inc., Sr. Notes, Series B, 7.875% due 8/1/08 ...........         65,047
     325,000   B+    Host Marriott L.P., Sr. Notes, 7.125% due 11/1/13 ......................        348,969
     175,000   B-    Lodgenet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13 ..        194,250
     175,000   BB+   Royal Caribbean Cruises Ltd., Sr. Notes, 8.000% due 5/15/10 ............        198,625
                     Starwood Hotels & Resorts Worldwide, Inc., Sr. Notes:
     350,000   BB+     7.375% due 5/1/07 ....................................................        374,937
     100,000   BB+     7.875% due 5/1/12 ....................................................        114,750
------------------------------------------------------------------------------------------------------------
                                                                                                   1,448,078
------------------------------------------------------------------------------------------------------------
MEDIA - CABLE -- 2.5%
     400,000   B+    Cablevision Systems Corp., Sr. Notes, 8.000% due 4/15/12 (b) ...........        429,000
     425,000   CCC-  Charter Communications Holdings LLC/Charter Communications Holdings
                       Capital Corp., Sr. Discount Notes, step bond to yield 11.397% due 4/1/11      364,438
     425,000   CCC-  Charter Communications Holdings II LLC/Charter Communications Holdings II
                       Capital Corp., Sr. Notes, 10.250% due 9/15/10 ........................        452,625
     375,000   BB-   CSC Holdings, Inc., Sr. Notes, 7.875% due 12/15/07 .....................        404,063
     450,000   B-    Kabel Deutschland GMBH, Sr. Notes, 10.625% due 7/1/14 (b) ..............        519,750
------------------------------------------------------------------------------------------------------------
                                                                                                   2,169,876
------------------------------------------------------------------------------------------------------------
MEDIA - NON-CABLE -- 9.7%
                     Advanstar Communications, Inc.:
     125,000   B-      Sr. Secured Notes, 10.750% due 8/15/10 ...............................        141,719
     250,000   CCC+    Sr. Sub. Notes, Series B, 12.000% due 2/15/11 ........................        270,937
     175,000   NR    Advanstar, Inc., Sr. Sub. Notes, Series B, step bond to yield
                       14.681% due 10/15/11 (f) .............................................        148,969
      50,000   B-    Advertising Direct Solutions, Sr. Notes, 9.250% due 11/15/12 (b) .......         52,750
     150,000   B-    Affinity Group, Inc., Sr. Sub. Notes, 9.000% due 2/15/12 ...............        163,125
                     American Media Operations, Inc., Sr. Sub. Notes:
     200,000   B-      8.875% due 1/15/11 ...................................................        213,750
     175,000   B-      Series B, 10.250% due 5/1/09 .........................................        185,281
     150,000   B-    Block Communications, Inc., Sr. Sub. Notes, 9.250% due 4/15/09 .........        164,250
     100,000   B     Cadmus Communication, Corp., Sr. Sub. Notes, 8.375% due 6/15/14 ........        109,375
     225,000   CCC+  CBD Media Holdings LLC & Finance Inc., Sr. Notes, 9.250% due
                       7/15/12 (b) ..........................................................        232,594
     276,000   B     Dex Media East, LLC/Dex Media East Finance Co., Sr. Sub. Notes,
                       12.125% due 11/15/12 .................................................        337,755
     275,000   B     Dex Media Inc., Discount Notes, step bond to yield 9.371% due 11/15/13 .        216,906
     488,000   B     Dex Media West, LLC/Dex Media East Finance Co., Sr. Sub. Notes, Series B,
                       9.875% due 8/15/13 ...................................................        564,860
     325,000   BB-   DirectTV Holdings, LLC/DirectTV Financing Co., Sr. Notes, 8.375%
                       due 3/15/13 ..........................................................        366,031
                     Echostar DBS Corp., Sr. Notes:
     225,000   BB-     5.750% due 10/1/08 ...................................................        228,937
     200,000   BB-     6.375% due 10/1/11 ...................................................        205,500
     100,000   BB-     6.625% due 10/1/14 (b) ...............................................        101,750
      75,000   B-    Fisher Communications, Inc., Sr. Notes, 8.625% due 9/15/14 (b) .........         81,375
     150,000   B-    Houghton Mifflin Co., Sr. Discount Notes,
                       step bond to yield 11.536% due 10/15/13 ..............................        111,000
     175,000   B     Lamar Media Corp., Sr. Sub. Notes, 7.250% due 1/1/13 ...................        189,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT       RATING(A)                         SECURITY                                          VALUE
------------------------------------------------------------------------------------------------------------
MEDIA - NON-CABLE  -- 9.7% (CONTINUED)
$    150,000   CCC+  Liberty Group Operating, Inc., Sr. Sub. Notes, 9.375% due 2/1/08 .......   $    153,000
     175,000   CCC+  NBC Acquisition Corp., Sr. Discount Notes, step bond to yield
                       11.013% due 3/15/13 ..................................................        128,625
     150,000   CCC+  Nebraska Book Co., Inc., Sr. Sub. Notes, 8.625% due 3/15/12 ............        154,500
     250,000   B+    PanAmSat Corp., Sr. Notes, 9.000% due 8/15/14 (b) ......................        280,312
     575,000   B+    PanAmSat Holding Corp., Sr. Discount Notes, step bond to yield
                       10.513% due 11/1/14 (b) ..............................................        398,187
     200,000   B     Primedia, Inc., Sr. Notes, 8.875% due 5/15/11 ..........................        212,500
     300,000   B     Quebecor Media, Inc., Sr. Notes, 11.125% due 7/15/11 ...................        344,250
     325,000   CCC+  Rainbow National Services LLC, Sr. Sub. Debentures, 10.375%
                       due 9/1/14 (b)                                                                368,062
     200,000   BB-   The Reader's Digest Association, Inc., Sr. Notes, 6.500% due 3/1/11 ....        210,000
     275,000   B+    R. H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (b)       327,938
                     Sinclair Broadcast Group, Inc., Sr. Sub. Notes:
     300,000   B       8.750% due 12/15/11 ..................................................        328,125
      50,000   B       8.000% due 3/15/12 ...................................................         53,375
                     Vertis, Inc.:
     550,000   B-      Notes, Series B, 10.875% due 6/15/09 .................................        599,500
      50,000   B-      Sr. Secured Notes, 9.750% due 4/1/09 .................................         54,500
     125,000   CCC+  WDAC Subsidiary Corp., Sr. Notes, 8.375% due 12/1/14 (b) ...............        123,906
                     XM Satellite Radio, Inc.:
     186,747   CCC+    Sr. Discount Notes, step bond to yield 21.777% due 12/31/09 ..........        191,416
      94,000   CCC+    Sr. Secured Notes, 12.000% due 6/15/10 (f) ...........................        111,508
                     Yell Finance B.V.:
     179,000   BB-     Sr. Discount Notes, step bond to yield 16.740% due 8/1/11 ............        176,763
      97,000   BB-     Sr. Notes, 10.750% due 8/1/11 ........................................        112,520
------------------------------------------------------------------------------------------------------------
                                                                                                   8,415,726
------------------------------------------------------------------------------------------------------------
METALS & MINING -- 1.4%
     175,000   BB-   California Steel Industries, Inc., Sr. Notes, 6.125% due 3/15/14 .......        174,563
     100,000   B-    IMCO Recycling Escrow, Inc., Sr. Notes, 9.000% due 11/15/14 (b) ........        104,500
     225,000   B     IMCO Recycling, Inc., Sr. Secured Notes, 10.375% due 10/15/10 ..........        256,500
      97,000   BBB   Ispat Inland ULC., Sr. Secured Notes, 9.750% due 4/1/14 ................        120,280
     150,000   NR    Republic Technology International, LLC/RTI Capital Corp., Sr. Secured
                       Notes, 13.750% due 7/15/09 (d)(e)(f)+ ................................              0
     150,000   B     Ryerson Tull, Inc., Notes, 9.125% due 7/15/06 ..........................        153,750
     210,000   BB    United States Steel Corp., Sr. Notes, 9.750% due 5/15/10 ...............        240,450
     150,000   B-    Wise Metals Group LLC, Sr. Secured Notes, 10.250% due 5/15/12 ..........        152,250
------------------------------------------------------------------------------------------------------------
                                                                                                   1,202,293
------------------------------------------------------------------------------------------------------------
PACKAGING -- 2.4%
     225,000   B-    Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12 ..............        258,750
     150,000   CCC+  Graham Packaging Co., Inc., Sr. Sub. Notes, 8.500% due 10/15/12 (b) ....        158,250
     200,000   B+    Greif Bros. Corp., Sr. Sub. Notes, 8.875% due 8/1/12 ...................        223,500
                     Owens-Brockway Glass Containers, Sr. Secured Notes:
     250,000   BB-     8.875% due 2/15/09 ...................................................        272,812
     150,000   BB-     7.750% due 5/15/11 ...................................................        163,125
     100,000   B       8.250% due 5/15/13 ...................................................        110,500
     350,000   B     Owens Illinois, Inc., Sr. Notes, 8.100% due 5/15/07 ....................        374,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT       RATING(A)                         SECURITY                                          VALUE
------------------------------------------------------------------------------------------------------------
PACKAGING -- 2.4% (CONTINUED)
                     Pliant Corp.:
$     50,000   CCC+    Sr. Secured Notes, 11.125% due 9/1/09 ................................   $     54,750
     300,000   CCC+    Sr. Secured Sub. Notes, 13.000% due 6/1/10 ...........................        293,250
      17,465   NR    Russell-Stanley Holdings, Inc., Sr. Sub. Notes, 9.000% due
                       11/30/08 (b)(e)(g)+ ..................................................         10,105
     200,000   CCC   Tekni-Plex, Inc., Sr. Sub. Notes, Series B, 12.750% due 6/15/10 ........        191,000
------------------------------------------------------------------------------------------------------------
                                                                                                   2,110,542
------------------------------------------------------------------------------------------------------------
PAPER -- 3.7%
                     Boise Cascade LLC:
      75,000   B+      Sr. Notes, 5.005% due 10/15/12 (b)(c) ................................         78,188
     100,000   B+      Sr. Sub. Notes, 7.125% due 10/15/14 (b) ..............................        106,250
                     Georgia-Pacific Corp.:
     500,000   BB+     Notes, 7.500% due 5/15/06 ............................................        526,250
                       Sr. Notes:
     250,000   BB+       8.125% due 5/15/11 .................................................        288,750
     400,000   BB+       9.375% due 2/1/13 ..................................................        468,000
     250,000   B-    Graphic Packaging International, Corp., Sr. Sub. Notes, 9.500%
                       due 8/15/13 ..........................................................        285,625
     300,000   B     Jefferson Smurfit Corp., Sr. Notes, 8.250% due 10/1/12 .................        328,500
                     JSG Fund PLC:
     250,000   B-      Sr. Notes, 9.625% due 10/1/12 ........................................        280,000
     230,309   B-      Sub. Notes, 15.500% due 10/1/13 (g) ..................................        270,613
     150,000   B+    Riverside Forest Products Ltd., Sr. Notes, 7.875% due 3/1/14 ...........        165,750
     225,000   B     Stone Container Corp., Sr. Notes, 9.750% due 2/1/11 ....................        247,500
     200,000   B     Tembec Industries, Inc., Sr. Notes, 8.500% due 2/1/11 ..................        202,000
------------------------------------------------------------------------------------------------------------
                                                                                                   3,247,426
------------------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.6%
      50,000   CCC+  Buffets, Inc., Sr. Sub. Notes, 11.250% due 7/15/10 .....................         53,750
     150,000   B-    Carrols Corp., Sr. Sub. Notes, 9.000% due 1/15/13 (b) ..................        156,000
     128,000   B-    Domino's, Inc., Sr. Sub. Notes, 8.250% due 7/1/11 ......................        140,480
     200,000   B     Landry's Restaurants Inc., Sr. Notes, 7.500% due 12/15/14 (b) ..........        199,500
------------------------------------------------------------------------------------------------------------
                                                                                                     549,730
------------------------------------------------------------------------------------------------------------
RETAILERS -- 3.5%
     250,000   B     Couche-Tard U.S. L.P./Couche-Tard Finance Corp., Sr. Sub. Notes,
                       7.500% due 12/15/13 ..................................................        269,375
      75,000   B+    Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 6/1/12 ................         81,375
     200,000   B-    FTD, Inc., Sr. Sub. Notes, 7.750% due 2/15/14 ..........................        207,000
     125,000   CCC+  General Nutritions Center, Sr. Sub. Notes, 8.500% due 12/1/10 ..........        118,750
     175,000   B     Hines Nurseries, Inc., Sr. Notes, 10.250% due 10/1/11 ..................        192,063
                     J.C. Penney Co., Inc., Notes:
      50,000   BB+     7.600% due 4/1/07 ....................................................         54,250
     476,000   BB+     9.000% due 8/1/12 ....................................................        589,050
     350,000   B     Jean Coutu Group PJC, Sr. Sub. Notes, 8.500% due 8/1/14 (b) ............        360,500
     200,000   B-    Lazydays RV Center, Inc., Sr. Notes, 11.750% due 5/15/12 ...............        218,500
     150,000   BB+   Michaels Stores, Inc., Sr. Notes, 9.250% due 7/1/09 ....................        161,486
     250,000   B-    PCA LLC/PCA Finance Corp., Sr. Notes, 11.875% due 8/1/09 ...............        221,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT       RATING(A)                         SECURITY                                          VALUE
------------------------------------------------------------------------------------------------------------
RETAILERS -- 3.5% (CONTINUED)
                     Rite Aid Corp.:
$    100,000   B+      Sr. Notes, 9.500% due 2/15/11 ........................................   $    110,250
     300,000   B+      Sr. Secured Notes, 8.125% due 5/1/10 .................................        318,750
     150,000   B     United Auto Group, Inc., Sr. Sub. Notes, 9.625% due 3/15/12 ............        166,500
     400,000   NR    U.S. Office Products Co., Sr. Sub. Notes, 9.750% due 6/15/08 (d)(e)+ ...              0
------------------------------------------------------------------------------------------------------------
                                                                                                   3,069,099
------------------------------------------------------------------------------------------------------------
SERVICES -- 1.0%
     225,000   B     Brickman Group, Ltd., Sr. Sub. Notes, Series B, 11.750% due 12/15/09 ...        264,375
     114,000   B+    CB Richard Ellis Services Inc., Sr. Notes, 9.750% due 5/15/10 ..........        130,530
     275,000   B-    Global Cash Access LLC/Global Cash Finance Corp., Sr. Sub. Notes,
                       8.750% due 3/15/12 ...................................................        297,688
     157,000   CCC   SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06 ........................        159,355
------------------------------------------------------------------------------------------------------------
                                                                                                     851,948
------------------------------------------------------------------------------------------------------------
SUPERMARKETS -- 0.0%
     150,000   NR    Jitney-Jungle Stores of America, Inc., Sr. Sub. Notes,
                       10.375% due 9/15/07 (d)(e)+ ..........................................              0
------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.7%
     250,000   B+    Activant Solutions, Inc., Sr. Notes, 10.500% due 6/15/11 ...............        270,000
     155,000   B     AMI Semiconductor, Inc., Sr. Sub. Notes, 10.750% due 2/1/13 ............        182,900
     125,000   B+    Danka Business Systems PLC, Sr. Notes, 11.000% due 6/15/10 .............        133,125
     175,000   BB+   Freescale Semiconductor, Inc., Sr. Notes, 7.125% due 7/15/14 ...........        190,750
     250,000   BB-   Ingram Micro Inc., Sr. Sub. Notes, 9.875% due 8/15/08 ..................        273,125
     225,000   BB+   Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09 .........        244,125
     225,000   BB+   Unisys Corp., Sr. Notes, 6.875% due 3/15/10 ............................        241,875
                     Xerox Corp., Sr. Notes:
     450,000   B+      9.750% due 1/15/09 ...................................................        531,000
     225,000   B+      7.625% due 6/15/13 ...................................................        248,063
------------------------------------------------------------------------------------------------------------
                                                                                                   2,314,963
------------------------------------------------------------------------------------------------------------
TEXTILES -- 0.8%
     125,000   Caa1* GFSI, Inc., Sr. Sub. Notes, Series B, 9.625% due 3/1/07 ................        121,875
     150,000   BB-   Phillips Van-Heusen Corp., Sr. Notes, 8.125% due 5/1/13 ................        163,500
     225,000   B     Warnaco, Inc., Sr. Notes, 8.875% due 6/15/13 ...........................        248,625
     162,000   B+    The William Carter Co., Sr. Sub. Notes, Series B, 10.875% due 8/15/11 ..        182,250
------------------------------------------------------------------------------------------------------------
                                                                                                     716,250
------------------------------------------------------------------------------------------------------------
TOBACCO -- 0.8%
     225,000   NR    Commonwealth Brands, Inc., Secured, 10.625% due 9/1/08 (b) .............        237,375
                     DIMON, Inc., Sr. Notes:
      50,000   BB      7.750% due 6/1/13 ....................................................         52,750
     200,000   BB      Series B, 9.625% due 10/15/11 ........................................        220,000
     200,000   BB+   Standard Commercial Corp., Sr. Notes, 8.000% due 4/15/12 ...............        206,500
------------------------------------------------------------------------------------------------------------
                                                                                                     716,625
------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
     150,000   CCC+  Allied Holdings, Inc., Sr. Notes, Series B, 8.625% due 10/1/07 .........        120,937

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT       RATING(A)                         SECURITY                                          VALUE
------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6% (CONTINUED)
$    100,000   NR    The Holt Group, Inc., Sr. Sub. Notes, 9.750% due 1/15/06 (d)(e)+ .......   $          0
                     Stena AB, Sr. Notes:
     250,000   BB-     9.625% due 12/1/12 ...................................................        283,750
     150,000   BB-     7.500% due 11/1/13 ...................................................        157,875
------------------------------------------------------------------------------------------------------------
                                                                                                     562,562
------------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 3.1%
     256,758   BB+   Caithness Coso Fund Corp., Secured Notes, Series B, 9.050%
                       due 12/15/09 .........................................................        283,717
     375,000   CCC+  Calpine Corp., Sr. Notes, 8.500% due 2/15/11 ...........................        287,812
     200,000   B+    CMS Energy Corp., Sr. Notes, 8.900% due 7/15/08 ........................        221,750
                     Nevada Power Co.:
                       General and Refunding Mortgage Notes, Series I:
      50,000   BB        6.500% due 4/15/12 .................................................         53,125
      50,000   BB        5.875% due 1/15/15 (b) .............................................         50,625
     400,000   BB      2nd Mortgage, 9.000% due 8/15/13 .....................................        470,000
      75,000   BB    Northwestern Corp., Secured Notes, 5.875% due 11/1/14 (b) ..............         77,097
     175,000   B     NRG Energy, Inc., Sr. Secured Notes, 8.000% due 12/15/13 (b) ...........        191,625
                     PSEG Energy Holdings LLC, Sr. Notes:
     200,000   BB-     8.625% due 2/15/08 ...................................................        220,500
     250,000   BB-     10.000% due 10/1/09 ..................................................        296,875
                     Reliant Resources, Inc., Sr. Secured Notes:
     125,000   B+      9.250% due 7/15/10 ...................................................        140,000
     325,000   B+      9.500% due 7/15/13 ...................................................        370,906
------------------------------------------------------------------------------------------------------------
                                                                                                   2,664,032
------------------------------------------------------------------------------------------------------------
UTILITY - NATURAL GAS -- 3.9%
                     El Paso Corp.:
     175,000   CCC+    Medium-Term Notes, 6.950% due 12/15/07 ...............................        184,188
                       Sr. Medium-Term Notes:
     325,000   Caa1*     8.050% due 10/15/30 ................................................        316,063
     450,000   CCC+      7.800% due 8/1/31 ..................................................        434,250
     225,000   CCC+    Sr. Notes, 6.750% due 5/15/09 ........................................        229,500
     175,000   B-    El Paso Production Holding Co., 7.750% due 6/1/13 ......................        184,188
     150,000   BB-   Ferrellgas Escrow LLC, Sr. Notes, 6.750% due 5/1/14 ....................        154,875
      50,000   B+    Markwest Energy Partners LLC., Sr. Notes, 6.875% due 11/1/14 (b) .......         51,000
     175,000   BB-   Pacific Energy Partners L.P./Pacific Energy Finance Corp., Sr. Notes,
                       7.125% due 6/15/14 ...................................................        187,250
     125,000   BB-   SEMCO Energy, Inc., Sr. Notes, 7.125% due 5/15/08 ......................        134,409
                     Tennesse Gas Pipeline Co.:
     150,000   B-      Debentures, 7.500% due 4/1/17 ........................................        166,125
     450,000   B-      Notes, 8.375% due 6/15/32 ............................................        509,625
     150,000   B+    Transcontinental Gas Pipe Line Corp., Sr. Notes, Series B, 8.875%
                       due 7/15/12 ............................................................      183,187
                     The Williams Cos., Inc., Notes:
     200,000   B+      7.625% due 7/15/19 ...................................................        221,000
     425,000   B+      7.875% due 9/1/21 ....................................................        476,000
------------------------------------------------------------------------------------------------------------
                                                                                                   3,431,660
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT       RATING(A)                         SECURITY                                          VALUE
------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 2.3%
$     50,000   B-    Inmarsat Finance PLC, Sr. Notes, 7.625% due 6/30/12 ....................   $     52,250
     125,000   CCC+  Inmarsat Finance II PLC, step bond to yield 10.379% due 11/15/12 (b) ...         90,625
     100,000   B-    New Skies Satellites N.V., Sr. Sub. Notes, 9.125% due 11/1/12 (b) ......        102,500
     575,000   BB    Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15 ..............        635,375
                     Nextel Partners, Inc., Sr. Notes:
      95,000   B-        12.500% due 11/15/09 ...................................................    108,062
      50,000   B-        8.125% due 7/1/11 ......................................................     55,750
     700,000   BB    Rogers Wireless, Inc., Secured Notes, 6.375% due 3/1/14 ................        696,500
     200,000   CCC-  U.S. Unwired, Inc., Sr. Secured Notes, Series B, 10.000% due 6/15/12 ...        226,500
------------------------------------------------------------------------------------------------------------
                                                                                                   1,967,562
------------------------------------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 5.8%
     250,000   B-    Alaska Communications Systems Holdings, Inc., Sr. Notes, 9.875%
                     due 8/15/11 ............................................................        270,000
     950,000   BB+   AT&T Corp., Sr. Notes, 9.750% due 11/15/31 .............................      1,138,812
                     Cincinnati Bell, Inc.:
     250,000   B-        Sr. Notes, 7.250% due 7/15/13 ..........................................    258,125
     200,000   B-        Sr. Sub. Notes, 8.375% due 1/15/14 .....................................    203,500
                     Citizens Communications Co.:
      75,000   BB+   Notes, 9.250% due 5/15/11 ..............................................         88,125
                     Sr. Notes:
     150,000   BB+       6.250% due 1/15/13 .....................................................    151,875
     200,000   BB+       9.000% due 8/15/31 .....................................................    229,500
     125,000   BB-   Eircom Funding, Sr. Sub. Notes, 8.250% due 8/15/13 .....................        138,750
     525,000   B+    MCI Inc., Sr. Notes, 8.735% due 5/1/14 .................................        565,688
     200,000   CCC   Primus Telecommunications Group, Inc., Sr. Notes, 8.000% due 1/15/14 ...        177,000
     850,000   BB-   Qwest Corp., Notes, 9.125% due 3/15/12 (b) .............................        986,000
     725,000   B     Qwest Services Corp., Sr. Sub. Notes, 14.000% due 12/15/10 (b) .........        875,438
------------------------------------------------------------------------------------------------------------
                                                                                                   5,082,813
------------------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES (Cost -- $78,622,289) ..................     83,257,522
============================================================================================================

SHARES
------------------------------------------------------------------------------------------------------------
COMMON STOCK (H) -- 0.2%
============================================================================================================
CHEMICALS -- 0.0%
          45         General Chemical Industrial Products, Inc. (e)+ ........................          8,349
------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.0%
       2,000         Russell-Stanley Holdings, Inc. (b)(e)+ .................................          1,000
------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 0.1%
       5,715         B&G Food Inc. ..........................................................         85,611
------------------------------------------------------------------------------------------------------------
MEDIA - CABLE -- 0.1%
         710         NTL, Inc. ..............................................................         51,802
------------------------------------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 0.0%
       1,237         Viatel Holding Bermuda Ltd. ............................................          1,484
------------------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCK (Cost -- $588,225) ..................................        148,246
============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                             FEDERATED HIGH YIELD PORTFOLIO

     SHARES                                 SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
============================================================================================================
MEDIA - NON-CABLE -- 0.3%
                     PRIMEDIA, Inc.:
       1,150           Series F, 9.200% .....................................................   $    110,975
       1,500           Series H, 8.625% .....................................................        138,000
------------------------------------------------------------------------------------------------------------
                                                                                                     248,975
------------------------------------------------------------------------------------------------------------
RETAILERS -- 0.2%
         200         General Nutrition Center Holding Co., Series A (b) .....................        194,000
------------------------------------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 0.0%
       1,878         McLeodUSA, Inc., Series A (f) ..........................................          6,845
------------------------------------------------------------------------------------------------------------
                     TOTAL PREFERRED STOCK (Cost -- $915,705) ...............................        449,820
============================================================================================================
WARRANTS
------------------------------------------------------------------------------------------------------------
WARRANTS (H) -- 0.1%
============================================================================================================
CHEMICALS -- 0.0%
                     General Chemical Industrial Products, Inc:
          26           Series A, Expire 4/30/11 (e)+ ........................................              0
          19           Series B, Expire 4/30/11 (e)+ ........................................              0
------------------------------------------------------------------------------------------------------------
                                                                                                           0
------------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
         901         AMF Bowling Worldwide, Inc., Class B Shares, Expire 3/9/09 (e) .........              0
------------------------------------------------------------------------------------------------------------
INDUSTRIAL - OTHER -- 0.1%
      30,652         ACP Holdings Corp., Expire 10/7/13 (b) .................................         54,407
------------------------------------------------------------------------------------------------------------
MEDIA - NON-CABLE -- 0.0%
          75         Advanstar Holdings Corp., Expire 10/15/11 (b) ..........................              2
         125         XM Satellite Radio Holdings, Inc., Expire 3/15/10 (b) ..................         10,750
------------------------------------------------------------------------------------------------------------
                                                                                                      10,752
------------------------------------------------------------------------------------------------------------
PAPER -- 0.0%
         100         MDP Acquisitions PLC, Expire 10/1/13 (b) ...............................          3,500
------------------------------------------------------------------------------------------------------------
PACKAGING -- 0.0%
         100         Pliant Corp., Expire 6/1/10 (b)+ .......................................              1
------------------------------------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 0.0%
       4,162         McLeodUSA, Inc., Class A Shares, Expire 4/16/07 ........................            874
------------------------------------------------------------------------------------------------------------
                     TOTAL WARRANTS (Cost -- $105,613) ......................................         69,534
============================================================================================================

     SHARES
============================================================================================================
ESCROW SHARES (E)(H)+ -- 0.0%
     175,000         Pillowtex Corp., 9.000% due 12/15/49 (Cost -- $0) ......................              0
============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                             FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT                                  SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
$  1,632,000         State Street Bank & Trust Co. dated 12/31/04, 1.400% due 1/3/05;
                       Proceeds at maturity -- $1,632,190; (Fully collateralized by
                       U.S. Treasury Notes, 1.875% due 12/31/05; Market value --
                       $1,665,590) (Cost -- $1,632,000) .....................................   $  1,632,000
------------------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 98.4% (Cost -- $81,863,832*) ......................     85,557,122
                     Other Assets in Excess of Liabilities -- 1.6% ..........................      1,380,169
------------------------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0% .............................................   $ 86,937,291
============================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(c) Interest rate shown reflects current rate on instrument which is a floater or has a variable rate.
(d)  Security is currently in default.
(e) Security is fair valued in good faith by or under the direction of the Board of Trustees.
(f)  Security has been issued with attached warrants.
(g) Payment-in-kind security for which all or part of the dividend earned is paid by the issuance of additional security.
(h)  Non-income producing security.
 +   This security has been deemed illiquid.
 *   Aggregate cost for federal income tax purposes is $82,135,674.

     See page 71 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                            FEDERATED STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
=========================================================================================================
CONSUMER DISCRETIONARY -- 11.1%
AUTO COMPONENTS -- 1.0%
       5,400   Johnson Controls, Inc. ....................................................   $    342,576
---------------------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.8%
      16,857   Ford Motor Co. ............................................................        246,786
---------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.1%
      13,875   Koninklijke Philips Electronics N.V., Sponsored ADR .......................        367,688
---------------------------------------------------------------------------------------------------------
MEDIA -- 5.4%
      22,900   The Interpublic Group of Cos., Inc. (a) ...................................        306,860
      36,800   News Corp., Class A Shares ................................................        686,688
      12,000   Viacom Inc., Class B Shares ...............................................        436,680
      11,700   The Walt Disney Co. .......................................................        325,260
---------------------------------------------------------------------------------------------------------
                                                                                                1,755,488
---------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.8%
      15,900   The Gap, Inc. .............................................................        335,808
      13,300   The Home Depot, Inc. ......................................................        568,442
---------------------------------------------------------------------------------------------------------
                                                                                                  904,250
---------------------------------------------------------------------------------------------------------
               TOTAL CONSUMER DISCRETIONARY ..............................................      3,616,788
=========================================================================================================
CONSUMER STAPLES -- 5.2%
FOOD & DRUG RETAILING -- 1.1%
      24,100   Rite Aid Corp. (a) ........................................................         88,206
       7,600   SUPERVALU Inc. ............................................................        262,352
---------------------------------------------------------------------------------------------------------
                                                                                                  350,558
---------------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.0%
      17,300   Tyson Foods, Inc., Class A Shares .........................................        318,320
---------------------------------------------------------------------------------------------------------
TOBACCO -- 3.1%
      16,700   Altria Group, Inc. ........................................................      1,020,370
---------------------------------------------------------------------------------------------------------
               TOTAL CONSUMER STAPLES ....................................................      1,689,248
---------------------------------------------------------------------------------------------------------
ENERGY -- 11.3
ENERGY EQUIPMENT & SERVICES -- 1.7%
      14,100   Halliburton Co. ...........................................................        553,284
---------------------------------------------------------------------------------------------------------
OIL & GAS -- 9.6
      12,700   BP PLC, Sponsored ADR .....................................................        741,680
      17,902   ChevronTexaco Corp. .......................................................        940,034
       3,000   ConocoPhillips ............................................................        260,490
      15,600   Exxon Mobil Corp. .........................................................        799,656
       9,800   Marathon Oil Corp. ........................................................        368,578
---------------------------------------------------------------------------------------------------------
                                                                                                3,110,438
---------------------------------------------------------------------------------------------------------
               TOTAL ENERGY ..............................................................      3,663,722
=========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                            FEDERATED STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
FINANCIALS -- 31.2%
BANKS -- 8.4%
      29,400   Bank of America Corp. .....................................................   $  1,381,506
      21,700   U.S. Bancorp ..............................................................        679,644
       6,700   Wachovia Corp. ............................................................        352,420
       5,200   Wells Fargo & Co. .........................................................        323,180
---------------------------------------------------------------------------------------------------------
                                                                                                2,736,750
---------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 13.8%
       5,600   Capital One Financial Corp. ...............................................        471,576
       8,000   Fannie Mae ................................................................        569,680
       4,600   Freddie Mac ...............................................................        339,020
       4,300   The Goldman Sachs Group, Inc. .............................................        447,372
      29,900   JPMorgan Chase & Co. ......................................................      1,166,399
      15,200   MBNA Corp. ................................................................        428,488
       6,000   Merrill Lynch & Co., Inc. .................................................        358,620
      13,000   Morgan Stanley ............................................................        721,760
---------------------------------------------------------------------------------------------------------
                                                                                                4,502,915
---------------------------------------------------------------------------------------------------------
INSURANCE -- 9.0
      11,500   ACE Ltd. ..................................................................        491,625
      15,300   The Allstate Corp. ........................................................        791,316
       7,900   American International Group, Inc. ........................................        518,793
      12,600   Aon Corp. .................................................................        300,636
       6,800   The Hartford Financial Services Group, Inc. ...............................        471,308
       9,200   Nationwide Financial Services, Inc., Class A Shares .......................        351,716
---------------------------------------------------------------------------------------------------------
                                                                                                2,925,394
---------------------------------------------------------------------------------------------------------
               TOTAL FINANCIALS ..........................................................     10,165,059
=========================================================================================================
HEALTHCARE -- 4.9%
HEALTHCARE PROVIDERS & SERVICES -- 2.5%
      10,300   McKesson Corp. ............................................................        324,038
      29,700   Tenet Healthcare Corp. (a) ................................................        326,106
       2,000   UnitedHealth Group Inc. ...................................................        176,060
---------------------------------------------------------------------------------------------------------
                                                                                                  826,204
---------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.4%
       5,800   Johnson & Johnson .........................................................        367,836
      15,200   Pfizer Inc. ...............................................................        408,728
---------------------------------------------------------------------------------------------------------
                                                                                                  776,564
---------------------------------------------------------------------------------------------------------
               TOTAL HEALTHCARE ..........................................................      1,602,768
=========================================================================================================
INDUSTRIALS -- 11.5%
AEROSPACE & DEFENSE -- 1.1%
       6,234   Northrop Grumman Corp. ....................................................        338,880
---------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 1.3%
      11,400   Masco Corp. ...............................................................        416,442
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                            FEDERATED STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 4.2%
      27,570   Cendant Corp. .............................................................   $    644,587
       5,100   H&R Block, Inc. ...........................................................        249,900
      10,200   Pitney Bowes, Inc. ........................................................        472,056
---------------------------------------------------------------------------------------------------------
                                                                                                1,366,543
---------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.7%
      33,891   Tyco International Ltd. ...................................................      1,211,264
---------------------------------------------------------------------------------------------------------
MACHINERY -- 1.2%
       5,400   Eaton Corp. ...............................................................        390,744
---------------------------------------------------------------------------------------------------------
               TOTAL INDUSTRIALS .........................................................      3,723,873
=========================================================================================================
INFORMATION TECHNOLOGY -- 9.8%
COMMUNICATIONS EQUIPMENT -- 1.3%
      25,100   Motorola, Inc. ............................................................        431,720
---------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.4%
      12,493   Hewlett-Packard Co. .......................................................        261,978
       3,500   International Business Machines Corp. .....................................        345,030
      15,600   Storage Technology Corp. (a) ..............................................        493,116
---------------------------------------------------------------------------------------------------------
                                                                                                1,100,124
---------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 1.9%
       4,900   Computer Sciences Corp. (a) ...............................................        276,213
      11,700   SunGard Data Systems Inc. (a) .............................................        331,461
---------------------------------------------------------------------------------------------------------
                                                                                                  607,674
---------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.2%
      23,300   Applied Materials, Inc. (a) ...............................................        398,430
---------------------------------------------------------------------------------------------------------
SOFTWARE -- 2.0%
      17,800   BMC Software, Inc. (a) ....................................................        331,080
      11,900   Microsoft Corp. ...........................................................        317,849
---------------------------------------------------------------------------------------------------------
                                                                                                  648,929
---------------------------------------------------------------------------------------------------------
               TOTAL INFORMATION TECHNOLOGY ..............................................      3,186,877
=========================================================================================================
MATERIALS -- 4.7%
CHEMICALS -- 2.8%
       6,800   Air Products & Chemicals, Inc. ............................................        394,196
       7,800   PPG Industries, Inc. ......................................................        531,648
---------------------------------------------------------------------------------------------------------
                                                                                                  925,844
---------------------------------------------------------------------------------------------------------
METALS & MINING -- 1.1%
      11,800   Alcoa Inc. ................................................................        370,756
---------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.8%
       6,500   Georgia-Pacific Corp. .....................................................        243,620
---------------------------------------------------------------------------------------------------------
               TOTAL MATERIALS ...........................................................      1,540,220
=========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                            FEDERATED STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.6%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.6%
      20,600   SBC Communications Inc. ...................................................   $    530,862
      14,000   Sprint Corp. ..............................................................        347,900
      15,450   Verizon Communications Inc. ...............................................        625,880
---------------------------------------------------------------------------------------------------------
               TOTAL TELECOMMUNICATION SERVICES ..........................................      1,504,642
=========================================================================================================
UTILITIES -- 4.9%
ELECTRIC UTILITIES -- 3.3%
      11,700   American Electric Power Co., Inc. .........................................        401,778
      14,300   Edison International ......................................................        458,029
       5,700   FirstEnergy Corp. .........................................................        225,207
---------------------------------------------------------------------------------------------------------
                                                                                                1,085,014
---------------------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.6%
      22,200   NiSource Inc. .............................................................        505,716
---------------------------------------------------------------------------------------------------------
      TOTAL UTILITIES ....................................................................      1,590,730
=========================================================================================================
      TOTAL COMMON STOCK (Cost -- $27,149,749) ...........................................     32,283,927
=========================================================================================================
ESCROW SHARES (A)(B)(C) -- 0.0%
      10,300   ESC Seagate Technology (Cost -- $0) .......................................              0
---------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
$    173,000   State Street Bank & Trust Co. dated 12/31/04, 1.400% due 1/3/05; Proceeds at maturity -- $173,020; (Fully collateralized by U.S. Treasury Bonds,
                6.125% due 8/15/29; Market value -- $178,875) (Cost -- $ 173,000) .........       173,000
=========================================================================================================
               TOTAL INVESTMENTS -- 99.7% (Cost -- $27,322,749*) .........................     32,456,927
               Other Assets in Excess of Liabilities -- 0.3% .............................         81,968
---------------------------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0% ................................................   $ 32,538,895
=========================================================================================================

(a)  Non-income producing security.
(b) Security is fair valued in good faith by or under the direction of the Board of Trustees.
(c)  This security has been deemed illiquid.
 *   Aggregate cost for federal income tax purposes is $27,333,284.

     Abbreviation used in this schedule:
     __________________________________

     ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                       DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
=========================================================================================================
CONSUMER DISCRETIONARY -- 21.8%
AUTO COMPONENTS -- 1.8%
      51,536   ArvinMeritor, Inc. ........................................................   $  1,152,860
      12,029   Autoliv, Inc. .............................................................        581,001
      23,178   BorgWarner, Inc. ..........................................................      1,255,552
       9,094   Johnson Controls, Inc. ....................................................        576,923
---------------------------------------------------------------------------------------------------------
                                                                                                3,566,336
---------------------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.2%
      10,133   Thor Industries, Inc. .....................................................        375,428
---------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 2.6%
      15,419   Boyd Gaming Corp. .........................................................        642,201
      56,523   Caesars Entertainment, Inc. (a) ...........................................      1,138,373
      19,725   CBRL Group, Inc. ..........................................................        825,491
      32,154   Darden Restaurants, Inc. ..................................................        891,952
      17,253   International Speedway Corp., Class A Shares ..............................        910,959
      11,646   Mandalay Resort Group .....................................................        820,228
---------------------------------------------------------------------------------------------------------
                                                                                                5,229,204
---------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 6.0%
      27,811   American Greetings Corp., Class A Shares ..................................        705,009
      46,980   D.R. Horton, Inc. .........................................................      1,893,764
       6,390   Harman International Industries, Inc. .....................................        811,530
      23,304   HNI Corp. .................................................................      1,003,237
      17,381   Lancaster Colony Corp. ....................................................        745,124
      39,596   Lennar Corp., Class A Shares ..............................................      2,244,301
      11,650   Mohawk Industries Inc. (a) ................................................      1,063,063
       1,021   NVR, Inc. (a) .............................................................        785,557
      17,100   The Ryland Group, Inc. ....................................................        983,934
      13,071   Toll Brothers, Inc. (a) ...................................................        896,801
      33,635   Tupperware Corp. ..........................................................        696,917
---------------------------------------------------------------------------------------------------------
                                                                                               11,829,237
---------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
      12,740   Brunswick Corp. ...........................................................        630,630
---------------------------------------------------------------------------------------------------------
MEDIA -- 2.4%
      20,148   Belo Corp., Class A Shares ................................................        528,684
      20,384   Catalina Marketing Corp. ..................................................        603,978
      23,704   Emmis Communications Corp., Class A Shares (a) ............................        454,880
      22,774   Harte-Hanks, Inc. .........................................................        591,668
      33,863   Macrovision Corp. (a) .....................................................        870,956
       1,693   Washington Post Co., Class B Shares .......................................      1,664,253
---------------------------------------------------------------------------------------------------------
                                                                                                4,714,419
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                       DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.1%
      38,446   BJ's Wholesale Club, Inc. (a) .............................................   $  1,119,932
      13,554   The Neiman Marcus Group, Inc., Class A Shares .............................        969,653
---------------------------------------------------------------------------------------------------------
                                                                                                2,089,585
---------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 6.9%
      29,371   Abercrombie & Fitch Co., Class A Shares ...................................      1,378,968
      26,688   Aeropostale, Inc. (a) .....................................................        785,428
      16,471   American Eagle Outfitters, Inc. ...........................................        775,784
      12,835   AnnTaylor Stores Corp. (a) ................................................        276,338
      35,099   AutoNation, Inc. (a) ......................................................        674,252
      19,209   Barnes & Noble, Inc. (a) ..................................................        619,874
      22,525   Borders Group, Inc. (b) ...................................................        572,135
      11,611   CDW Corp. .................................................................        770,390
      22,881   Chico's FAS, Inc. (a) .....................................................      1,041,772
      47,223   Claire's Stores, Inc. .....................................................      1,003,489
      23,178   Copart, Inc. (a) ..........................................................        610,045
       8,161   GameStop Corp., Class B Shares (a) ........................................        182,888
      43,440   Michaels Stores, Inc. .....................................................      1,301,897
      31,119   Pacific Sunwear of California, Inc. (a) ...................................        692,709
      31,717   PETsMART, Inc. ............................................................      1,126,905
      20,843   RadioShack Corp. ..........................................................        685,318
      16,723   Rent-A-Center, Inc. (a) ...................................................        443,159
      20,529   Williams-Sonoma, Inc. (a) .................................................        719,336
---------------------------------------------------------------------------------------------------------
                                                                                               13,660,687
---------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL -- 0.5%
      16,696   The Timberland Co., Class A Shares (a) ....................................      1,046,338
---------------------------------------------------------------------------------------------------------
               TOTAL CONSUMER DISCRETIONARY ..............................................     43,141,864
=========================================================================================================
CONSUMER STAPLES -- 4.4%
BEVERAGES -- 1.2
      32,704   Constellation Brands, Inc., Class A Shares (a) ............................      1,521,063
      40,945   PepsiAmericas Inc. ........................................................        869,672
---------------------------------------------------------------------------------------------------------
                                                                                                2,390,735
---------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 0.7%
      20,829   SUPERVALU Inc. ............................................................        719,017
       7,460   Whole Foods Market, Inc. ..................................................        711,311
---------------------------------------------------------------------------------------------------------
                                                                                                1,430,328
---------------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.0%
      26,596   Archer-Daniels-Midland Co. ................................................        593,357
      20,133   Dean Foods Co. (a) ........................................................        663,382
      18,809   Pilgrim's Pride Corp. .....................................................        577,060
      33,127   Sensient Technologies Corp. ...............................................        794,717
      19,969   Smithfield Foods, Inc. (a) ................................................        590,883
      33,345   Tyson Foods, Inc., Class A Shares .........................................        613,548
---------------------------------------------------------------------------------------------------------
                                                                                                3,832,947
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                       DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.5%
      28,584   Church & Dwight, Inc. .....................................................   $    960,994
---------------------------------------------------------------------------------------------------------
               TOTAL CONSUMER STAPLES ....................................................      8,615,004
=========================================================================================================
ENERGY -- 6.5%
ENERGY EQUIPMENT & SERVICES -- 3.8%
      13,974   BJ Services Co. ...........................................................        650,350
      14,865   Cooper Cameron Corp. (a) ..................................................        799,886
      34,392   FMC Technologies, Inc. (a) ................................................      1,107,422
      36,677   Grant Prideco, Inc. (a) ...................................................        735,374
      42,525   Patterson-UTI Energy, Inc. ................................................        827,111
      12,084   Smith International, Inc. (a) .............................................        657,490
      43,259   Varco International, Inc. (a) .............................................      1,261,000
      30,149   Weatherford International Ltd. (a) ........................................      1,546,644
---------------------------------------------------------------------------------------------------------
                                                                                                7,585,277
---------------------------------------------------------------------------------------------------------
OIL & GAS -- 2.7%
       6,013   Amerada Hess Corp. ........................................................        495,351
      10,843   Equitable Resources, Inc. .................................................        657,736
      18,300   Forest Oil Corp. (a) ......................................................        580,476
       9,626   Murphy Oil Corp. ..........................................................        774,412
       9,814   Newfield Exploration Co. (a) ..............................................        579,517
      16,444   Noble Energy, Inc. ........................................................      1,013,937
      24,423   Plains Exploration & Production Co. (a) ...................................        634,998
      17,910   Western Gas Resources, Inc. ...............................................        523,867
---------------------------------------------------------------------------------------------------------
                                                                                                5,260,294
---------------------------------------------------------------------------------------------------------
               TOTAL ENERGY ..............................................................     12,845,571
=========================================================================================================
FINANCIALS -- 17.7%
BANKS -- 5.9%
      28,024   Associated Banc-Corp ......................................................        930,677
      22,216   Banco Popular, Inc. .......................................................        640,487
       9,470   Bank of Hawaii Corp. ......................................................        480,508
      15,621   Banknorth Group, Inc. (b) .................................................        571,729
      55,479   The Colonial BancGroup, Inc. ..............................................      1,177,819
      13,606   Commerce Bancorp, Inc. ....................................................        876,226
      53,107   Hibernia Corp., Class A Shares ............................................      1,567,188
      20,723   Huntington Bancshares Inc. ................................................        513,516
      28,431   Independence Community Bank Corp. .........................................      1,210,592
      23,916   Investors Financial Services Corp. ........................................      1,195,322
      16,142   New York Community Bancorp, Inc. ..........................................        332,041
      30,495   Sovereign Bancorp, Inc. ...................................................        687,662
      31,614   W Holding Co., Inc. .......................................................        725,222
      16,034   Westcorp ..................................................................        736,442
---------------------------------------------------------------------------------------------------------
                                                                                               11,645,431
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                       DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 3.1%
      28,181   AmeriCredit Corp. (a) .....................................................   $    689,025
       6,775   The Bear Stearns Cos. Inc. ................................................        693,150
      38,236   E*TRADE Financial Corp. (a) ...............................................        571,628
      12,092   Eaton Vance Corp. .........................................................        630,598
      27,181   IndyMac Bancorp, Inc. .....................................................        936,385
      29,460   Jefferies Group, Inc. .....................................................      1,186,649
       7,699   Legg Mason, Inc. ..........................................................        564,029
      18,277   SEI Investments Co. .......................................................        766,355
---------------------------------------------------------------------------------------------------------
                                                                                                6,037,819
---------------------------------------------------------------------------------------------------------
INSURANCE -- 7.2%
      21,515   American Financial Group, Inc. ............................................        673,635
       8,021   AmerUs Group Co. ..........................................................        363,351
      14,817   Brown & Brown, Inc. .......................................................        645,280
      12,984   Everest Re Group, Ltd. ....................................................      1,162,847
      45,412   Fidelity National Financial, Inc. .........................................      2,073,966
      32,077   First American Corp. ......................................................      1,127,186
      11,344   HCC Insurance Holdings, Inc. ..............................................        375,713
      34,683   Ohio Casualty Corp. (a) ...................................................        804,993
      50,344   Old Republic International Corp. ..........................................      1,273,703
       6,715   The PMI Group, Inc. .......................................................        280,351
      25,106   Protective Life Corp. .....................................................      1,071,775
      28,274   Radian Group Inc. .........................................................      1,505,308
      16,738   Stancorp Financial Group, Inc. ............................................      1,380,885
      18,462   Unitrin, Inc. .............................................................        839,098
      14,835   W.R. Berkley Corp. (b) ....................................................        699,767
---------------------------------------------------------------------------------------------------------
                                                                                               14,277,858
---------------------------------------------------------------------------------------------------------
REAL ESTATE -- 1.5%
      21,598   General Growth Properties, Inc. ...........................................        780,984
      28,481   Highwoods Properties, Inc. ................................................        788,924
      19,597   Mack-Cali Realty Corp. ....................................................        902,050
      18,481   New Plan Excel Realty Trust, Inc. .........................................        500,465
---------------------------------------------------------------------------------------------------------
                                                                                                2,972,423
---------------------------------------------------------------------------------------------------------
               TOTAL FINANCIALS ..........................................................     34,933,531
=========================================================================================================
HEALTHCARE -- 10.2%
BIOTECHNOLOGY -- 1.5%
      22,101   Cephalon, Inc. (a) ........................................................      1,124,499
      25,659   Charles River Laboratories International, Inc. (a) ........................      1,180,571
       9,242   Invitrogen Corp. (a) ......................................................        620,415
---------------------------------------------------------------------------------------------------------
                                                                                                2,925,485
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                       DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 2.6%
       9,111   Bausch & Lomb Inc. ........................................................   $    587,295
      10,749   Beckman Coulter, Inc. .....................................................        720,075
       9,907   Dade Behring Holdings Inc. (a) ............................................        554,792
      23,099   DENTSPLY International Inc. ...............................................      1,298,164
      10,791   Edwards Lifesciences Corp. (a) ............................................        445,237
      11,436   Patterson Cos. Inc. (a) ...................................................        496,208
      24,133   Varian Medical Systems, Inc. (a) ..........................................      1,043,511
---------------------------------------------------------------------------------------------------------
                                                                                                5,145,282
---------------------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 4.9%
      10,146   AmerisourceBergen Corp. ...................................................        595,367
      22,080   Apria Healthcare Group Inc. (a) ...........................................        727,536
      27,239   Community Health Systems Inc. (a) .........................................        759,423
      29,681   Covance Inc. (a) ..........................................................      1,150,139
      30,132   Coventry Health Care, Inc. (a) ............................................      1,599,407
      24,207   Health Net, Inc. (a) ......................................................        698,856
      28,871   LifePoint Hospitals, Inc. (a) .............................................      1,005,288
      17,970   Lincare Holdings Inc. (a) .................................................        766,420
      15,209   PacifiCare Health Systems, Inc. (a) .......................................        859,613
      14,330   Pharmaceutical Product Development, Inc. (a) ..............................        591,686
      28,708   Triad Hospitals, Inc. (a) .................................................      1,068,225
---------------------------------------------------------------------------------------------------------
                                                                                                9,821,960
---------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.2%
      10,721   American Pharmaceutical Partners, Inc. (a) ................................        401,073
      18,427   Barr Pharmaceuticals Inc. (a) .............................................        839,165
      20,767   Eon Labs, Inc. (a) ........................................................        560,709
      15,307   Medicis Pharmaceutical Corp., Class A Shares ..............................        537,429
---------------------------------------------------------------------------------------------------------
                                                                                                2,338,376
---------------------------------------------------------------------------------------------------------
               TOTAL HEALTHCARE ..........................................................     20,231,103
=========================================================================================================
INDUSTRIALS -- 13.4%
AEROSPACE & DEFENSE -- 1.4%
       6,577   Alliant Techsystems Inc. (a) ..............................................        430,005
       9,113   L-3 Communications Holdings, Inc. .........................................        667,436
      25,315   Precision Castparts Corp. .................................................      1,662,689
---------------------------------------------------------------------------------------------------------
                                                                                                2,760,130
---------------------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS -- 0.9%
      22,000   CNF Inc. ..................................................................      1,102,200
      11,801   Expeditors International of Washington, Inc. ..............................        659,440
---------------------------------------------------------------------------------------------------------
                                                                                                1,761,640
---------------------------------------------------------------------------------------------------------
AIRLINES -- 0.3%
      19,076   Alaska Air Group, Inc. (a) ................................................        638,855
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                       DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 4.9%
      25,507   Alliance Data Systems Corp. (a) ...........................................   $  1,211,072
      27,881   Career Education Corp. (a) ................................................      1,115,240
      21,604   CheckFree Corp. (a) .......................................................        822,680
      14,947   DST Systems, Inc. (a) .....................................................        779,038
      29,307   Education Management Corp. (a) ............................................        967,424
      24,504   ITT Educational Services, Inc. (a) ........................................      1,165,165
      36,013   Korn/Ferry International (a) ..............................................        747,270
      17,534   Laureate Education, Inc. (a) ..............................................        773,074
      23,191   Manpower Inc. .............................................................      1,120,125
      20,582   Valassis Communications, Inc. (a) .........................................        720,576
       7,205   West Corp. (a) ............................................................        238,558
---------------------------------------------------------------------------------------------------------
                                                                                                9,660,222
---------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.7%
      25,463   Dycom Industries, Inc. (a) ................................................        777,131
      21,883   Granite Construction, Inc. ................................................        582,088
---------------------------------------------------------------------------------------------------------
                                                                                                1,359,219
---------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.1%
      26,034   Ametek, Inc. ..............................................................        928,633
      10,655   Hubbell Inc., Class B Shares ..............................................        557,256
      25,845   Thomas & Betts Corp. (a) ..................................................        794,734
---------------------------------------------------------------------------------------------------------
                                                                                                2,280,623
---------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.2%
       5,670   Carlisle Cos. Inc. ........................................................        368,096
---------------------------------------------------------------------------------------------------------
MACHINERY -- 1.9%
      51,976   AGCO Corp. (a) ............................................................      1,137,755
       9,816   Flowserve Corp. (a) .......................................................        270,333
      16,006   Graco Inc. ................................................................        597,824
      17,294   Harsco Corp. ..............................................................        963,967
      13,083   Oshkosh Truck Corp. .......................................................        894,615
---------------------------------------------------------------------------------------------------------
                                                                                                3,864,494
---------------------------------------------------------------------------------------------------------
MARINE -- 0.6%
      20,841   Overseas Shipholding Group, Inc. ..........................................      1,150,423
---------------------------------------------------------------------------------------------------------
ROAD & RAIL -- 1.2%
      33,691   J.B. Hunt Transport Services, Inc. ........................................      1,511,041
      36,673   Swift Transportation Co., Inc. (a) ........................................        787,736
---------------------------------------------------------------------------------------------------------
                                                                                                2,298,777
---------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.2%
       6,378   Fastenal Co. ..............................................................        392,630
---------------------------------------------------------------------------------------------------------
               TOTAL INDUSTRIALS .........................................................     26,535,109
=========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                       DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 11.8%
COMMUNICATIONS EQUIPMENT -- 1.7%
       8,994   Avocent Corp. (a) .........................................................   $    364,437
      18,729   Harris Corp. ..............................................................      1,157,265
      22,853   Plantronics Inc. ..........................................................        947,714
      38,717   Polycom, Inc. (a) .........................................................        902,880
---------------------------------------------------------------------------------------------------------
                                                                                                3,372,296
---------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.3%
      27,334   SanDisk Corp. (a) .........................................................        682,530
      41,057   Storage Technology Corp. (a) ..............................................      1,297,812
      55,480   Western Digital Corp. (a) .................................................        601,403
---------------------------------------------------------------------------------------------------------
                                                                                                2,581,745
---------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.1%
      30,711   Amphenol Corp., Class A Shares (a) ........................................      1,128,322
       9,684   Diebold, Inc. .............................................................        539,689
      28,196   Ingram Micro Inc., Class A Shares (a) .....................................        586,477
      27,011   Tech Data Corp. (a) .......................................................      1,226,299
      20,184   Tektronix, Inc. ...........................................................        609,759
---------------------------------------------------------------------------------------------------------
                                                                                                4,090,546
---------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 1.4%
      32,946   Acxiom Corp. ..............................................................        866,480
      22,996   Cognizant Technology Solutions Corp., Class A Shares (a) ..................        973,421
      10,724   Computer Sciences Corp. (a) ...............................................        604,512
      28,642   Keane, Inc. (a) ...........................................................        421,037
---------------------------------------------------------------------------------------------------------
                                                                                                2,865,450
---------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.4%
      40,788   Xerox Corp. (a) ...........................................................        693,804
---------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.7%
      20,645   Cabot Microelectronics Corp. (a) ..........................................        826,832
      29,885   Cree, Inc. (a) ............................................................      1,197,791
      26,283   International Rectifier Corp. (a) .........................................      1,171,433
      44,706   Lam Research Corp. (a) ....................................................      1,292,451
      67,154   MEMC Electronic Materials, Inc. (a) .......................................        889,791
---------------------------------------------------------------------------------------------------------
                                                                                                5,378,298
---------------------------------------------------------------------------------------------------------
SOFTWARE -- 2.2%
      66,969   Activision Inc. (a) .......................................................      1,351,434
      36,065   Jack Henry & Associates, Inc. .............................................        718,054
      12,426   Macromedia, Inc. (a) ......................................................        386,697
      31,756   RSA Security Inc. (a) .....................................................        637,025
      37,011   Sybase, Inc. (a) ..........................................................        738,370
      26,648   Transaction Systems Architects, Inc., Class A Shares (a) ..................        528,963
---------------------------------------------------------------------------------------------------------
                                                                                                4,360,543
---------------------------------------------------------------------------------------------------------
               TOTAL INFORMATION TECHNOLOGY ..............................................     23,342,682
=========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                       DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
MATERIALS -- 5.4%
CHEMICALS -- 2.7%
      21,458   Albemarle Corp. ...........................................................   $    830,639
      18,299   Cytec Industries, Inc. ....................................................        940,935
      17,466   FMC Corp. (a) .............................................................        843,608
       9,896   PPG Industries, Inc. ......................................................        674,511
      54,442   RPM International Inc. ....................................................      1,070,330
      12,567   The Scotts Co., Class A Shares (a) ........................................        923,926
---------------------------------------------------------------------------------------------------------
                                                                                                5,283,949
---------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.5%
      25,699   Longview Fibre Co. ........................................................        466,180
      17,307   Sonoco Products Co. .......................................................        513,152
---------------------------------------------------------------------------------------------------------
                                                                                                  979,332
---------------------------------------------------------------------------------------------------------
METALS & MINING -- 1.7%
       8,840   Arch Coal, Inc. ...........................................................        314,173
       9,654   Nucor Corp. ...............................................................        505,290
      17,092   Peabody Energy Corp. ......................................................      1,382,914
      13,047   Southern Peru Copper Corp. ................................................        615,949
      25,496   Worthington Industries, Inc. ..............................................        499,212
---------------------------------------------------------------------------------------------------------
                                                                                                3,317,538
---------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.5%
      17,836   Georgia-Pacific Corp. .....................................................        668,494
       9,075   Rayonier, Inc. ............................................................        443,858
---------------------------------------------------------------------------------------------------------
                                                                                                1,112,352
---------------------------------------------------------------------------------------------------------
               TOTAL MATERIALS ...........................................................     10,693,171
=========================================================================================================
TELECOMMUNICATION SERVICES -- 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
     145,047   Cincinnati Bell, Inc. (a) .................................................        601,945
---------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
       4,423   Telephone & Data Systems, Inc. ............................................        340,350
---------------------------------------------------------------------------------------------------------
               TOTAL TELECOMMUNICATION SERVICES ..........................................        942,295
=========================================================================================================
UTILITIES -- 6.1%
ELECTRIC UTILITIES -- 2.8%
      34,270   Alliant Energy Corp. ......................................................        980,122
      23,540   IDACORP, Inc. .............................................................        719,618
      57,779   Pepco Holdings, Inc. ......................................................      1,231,848
      13,939   PPL Corp. .................................................................        742,670
      38,963   Puget Energy, Inc. ........................................................        962,386
      28,659   Wisconsin Energy Corp. ....................................................        966,095
---------------------------------------------------------------------------------------------------------
                                                                                                5,602,739
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2004

                       DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
GAS UTILITIES -- 2.1%
      35,328   AGL Resources, Inc. .......................................................  $   1,174,303
      41,393   MDU Resources Group, Inc. .................................................      1,104,365
      38,490   National Fuel Gas Co. .....................................................      1,090,807
      28,298   ONEOK, Inc. ...............................................................        804,229
---------------------------------------------------------------------------------------------------------
                                                                                                4,173,704
---------------------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.2%
      23,377   Questar Corp. .............................................................      1,191,292
      29,999   SCANA Corp. ...............................................................      1,181,960
---------------------------------------------------------------------------------------------------------
                                                                                                2,373,252
---------------------------------------------------------------------------------------------------------
               TOTAL UTILITIES ...........................................................     12,149,695
=========================================================================================================
               TOTAL COMMON STOCK (Cost -- $155,363,858) .................................    193,430,025
=========================================================================================================
    FACE
   AMOUNT
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.4%
U.S. TREASURY BILLS -- 0.2%
$    300,000   U.S. Treasury Bills due 3/17/05 (c) (Cost -- $298,644) ....................        298,733
=========================================================================================================
REPURCHASE AGREEMENT -- 2.2%
   4,420,000   State Street Bank & Trust Co. dated 12/31/04, 1.400% due 1/3/05; Proceeds at maturity -- $4,420,516; (Fully collateralized by U.S. Treasury Bonds,
                8.125% due 8/15/21; Market value -- $4,508,445) (Cost -- $4,420,000)            4,420,000
=========================================================================================================
               TOTAL SHORT-TERM INVESTMENTS (Cost -- $4,718,644)                                4,718,733
=========================================================================================================
               TOTAL INVESTMENTS -- 100.2% (Cost -- $160,082,502)                             198,148,758
               Liabilities in Excess of Other Assets -- (0.2%)                                   (320,700)
---------------------------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                                                   $ 197,828,058
=========================================================================================================

(a)  Non-income producing security.
(b) All or a portion of this security is segregated as collateral for open futures contracts.
(c) All or a portion of this security is held as collateral for open futures contracts.
*    Aggregate cost for federal income tax purposes is $160,144,420.

                       SEE NOTES TO FINANCIAL STATEMENTS.

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

STANDARD & POOR'S RATINGS SERVICE ("STANDARD & POOR'S") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                 --   Bonds rated "AAA" have the highest rating assigned by
                         Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA                  --   Bonds rated "AA" have a very strong capacity to pay
                         interest and repay principal and differ from the highest rated issue only in a small degree.

A                   --   Bonds rated "A" have a strong capacity to pay interest
                         and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB                 --   Bonds rated "BBB" are regarded as having an adequate
                         capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC   --   Bonds rated "BB" and "B" are regarded, on balance, as
                         predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B ", "CCC" and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C                   --   Bonds rated "C" are bonds on which no interest is
                         being paid.

D                   --   Bonds rated "D" are in default, and payment of interest
                         and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE ("MOODY'S") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa                 --   Bonds rated "Aaa" are judged to be of the best quality.
                         They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
                         While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa                  --   Bonds rated "Aa" are judged to be of high quality by
                         all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.
                         They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A                   --   Bonds rated "A" possess many favorable investment
                         attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa                 --   Bonds rated "Baa" are considered as medium grade
                         obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba                  --   Bonds rated "Ba" are judged to have speculative
                         elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B                   --   Bonds rated "B" generally lack characteristics of
                         desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa                 --   Bonds rated "Caa" are of poor standing. These issues
                         may be in default, or present elements of danger may exist with respect to principal or interest.

Ca and C            --   Bonds rated "Ca" and "C" represent obligations which
                         are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR                  --   Indicates that the bond is not rated by Standard &
                         Poor's, Moody's or Fitch.

STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 2004

                                          TRAVELERS        LAZARD          MFS         FEDERATED                    DISCIPLINED
                                           QUALITY     INTERNATIONAL    EMERGING          HIGH        FEDERATED       MID CAP
                                             BOND          STOCK         GROWTH          YIELD          STOCK          STOCK
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost ................ $ 186,853,953  $ 151,898,557  $ 134,988,511  $  81,863,832  $  27,322,749  $ 160,082,502
  Loaned securities collateral, at
  cost ................................            --     44,468,432             --             --             --             --
  Foreign currency, at cost ...........            --             --          1,873             --             --             --
================================================================================================================================
  Investments, at value ............... $ 188,123,133  $ 181,808,833  $ 168,655,902  $  85,557,122  $  32,456,927  $ 198,148,758
  Loaned securities collateral, at
   value (Notes 1 and 3) ...............           --     44,468,432             --             --             --             --
  Foreign currency, at value ..........            --             --          1,901             --             --             --
  Cash ................................           934              9            707            769            218            505
  Dividends and interest receivable ...     1,882,464        257,298         75,138      1,660,577         50,986        101,448
  Receivable for Fund shares sold .....            --         15,522             --         15,005         18,146             --
  Receivable for securities sold ......            --             --        268,908         76,467        198,383             --
  Receivable for open forward foreign
   currency contracts (Notes 1 and 3) .            --             --            101             --             --             --
  Receivable from broker -- variation
   margin for open futures contracts ..            --             --             --             --             --          2,775
  Other receivables ...................            --             --            147             --          5,347             --
  Prepaid expenses ....................         2,215          1,450          1,007            472            203          1,781
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS ........................   190,008,746    226,551,544    169,003,811     87,310,412     32,730,210    198,255,267
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares reacquired ..       573,715        721,266        854,458         89,293         24,654        250,296
  Payable for loaned securities
   collateral (Notes 1 and 3) .........            --     44,468,432             --             --             --             --
  Investment advisory fees payable ....        52,490        120,485        104,284         47,628         15,496        114,578
  Administration fees payable .........         9,354          9,881          8,345          4,382          3,367          9,819
  Payable for securities purchased ....            --             --      2,527,486        185,058        114,193             --
  Payable for open forward foreign
   currency contracts (Notes 1 and 3) .            --             --            381             --             --             --
  Trustees' fees payable ..............         2,000          2,300          2,300          2,300          2,300          2,300
  Accrued expenses ....................        56,200         55,006         61,927         44,460         31,305         50,216
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES ...................       693,759     45,377,370      3,559,181        373,121        191,315        427,209
--------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS ...................... $ 189,314,987  $ 181,174,174  $ 165,444,630  $  86,937,291  $  32,538,895  $ 197,828,058
================================================================================================================================
NET ASSETS:
  Paid-in capital ..................... $ 191,295,023  $ 186,409,786  $ 323,913,565  $  95,981,473  $  28,191,483  $ 157,598,303
  Undistributed (overdistributed) net
   investment income ...................   (1,564,284)      (547,069)           280       (263,984)            --          7,623
  Accumulated net realized gain
   (loss) from investment transactions
   and futures contracts ............      (1,684,932)   (34,603,797)  (192,136,917)   (12,473,488)      (786,766)     2,131,750
  Net unrealized appreciation of
   investments, futures contracts and
   foreign currencies ...............       1,269,180     29,915,254     33,667,702      3,693,290      5,134,178     38,090,382
--------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS ...................... $ 189,314,987  $ 181,174,174  $ 165,444,630  $  86,937,291  $  32,538,895  $ 197,828,058
================================================================================================================================
SHARES OUTSTANDING ....................    17,169,941     15,868,394     15,700,343     10,090,819      1,965,275     10,011,726
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE ............ $       11.03  $       11.42  $       10.54  $        8.62  $       16.56  $       19.76
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2004

                                          TRAVELERS        LAZARD          MFS         FEDERATED                    DISCIPLINED
                                           QUALITY     INTERNATIONAL    EMERGING          HIGH        FEDERATED       MID CAP
                                             BOND          STOCK         GROWTH          YIELD          STOCK          STOCK
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest ............................ $   8,030,237  $      59,899  $      45,434  $   6,584,771  $      19,483  $      52,490
  Dividends ...........................            --      3,956,515        873,090         27,118        688,118      1,865,624
  Securities lending ..................            --        102,085             --             --             --             --
  Less: Foreign withholding tax .......            --       (450,997)       (17,139)            --         (1,717)          (859)
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME .............     8,030,237      3,667,502        901,385      6,611,889        705,884      1,917,255
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2) ...       642,159      1,264,681      1,217,061        520,768        196,073      1,237,113
  Administration fees (Note 2) ........       119,176         92,801         97,365         48,071         18,823        106,038
  Audit and legal .....................        42,962         42,454         46,946         43,092         48,626         41,897
  Custody .............................        28,997        116,900         66,791         57,960         11,919         27,302
  Shareholder communications ..........        27,561         18,046         24,136         13,468          5,177         22,498
  Trustees' fees ......................        10,096          9,564         10,173         11,798         10,283          9,718
  Transfer agency services (Note 2) ...         2,500          2,500          2,500          2,500          2,500          2,500
  Other ...............................         2,103         15,575          2,782          1,473          1,028          1,673
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES ......................       875,554      1,562,521      1,467,754        699,130        294,429      1,448,739
   Less: Expense reimbursements and
   fee waivers (Notes 2 and 6) .........      (33,485)       (33,485)       (33,448)       (33,485)       (33,485)       (29,011)
--------------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES ........................       842,069      1,529,036      1,434,306        665,645        260,944      1,419,728
--------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS) ........     7,188,168      2,138,466       (532,921)     5,946,244        444,940        497,527
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCIES (NOTES 1 AND 3):
  Realized Gain (Loss) From:
     Investment transactions ..........       865,318     14,092,075     15,461,217      1,202,342      1,268,513     14,922,089
     Futures contracts ................            --             --             --             --             --        271,038
     Foreign currency transactions ....            --       (230,809)        (1,562)            --             --             --
--------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN ...................       865,318     13,861,266     15,459,655      1,202,342      1,268,513     15,193,127
--------------------------------------------------------------------------------------------------------------------------------
  Net Change in Unrealized
   Appreciation/Depreciation From:
     Investments and futures contracts .   (1,671,033)     8,417,220      4,395,319        749,397      1,454,617     11,904,347
     Foreign currencies ...............            --         (7,013)          (185)            --             --             --
--------------------------------------------------------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ...........   (1,671,033)     8,410,207      4,395,134        749,397      1,454,617     11,904,347
--------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS,
 FUTURES CONTRACTS AND FOREIGN
 CURRENCIES ............................     (805,715)    22,271,473     19,854,789      1,951,739      2,723,130     27,097,474
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS  $   6,382,453  $  24,409,939  $  19,321,868  $   7,897,983  $   3,168,070  $  27,595,001
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS             FOR THE YEARS ENDED DECEMBER 31,

                                           TRAVELERS QUALITY BOND         LAZARD INTERNATIONAL          MFS EMERGING GROWTH
                                                  PORTFOLIO                  STOCK PORTFOLIO                PORTFOLIO
                                        ----------------------------  ----------------------------  ----------------------------
                                             2004          2003           2004            2003          2004           2003
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss) ........ $   7,188,168  $   8,841,220  $   2,138,466  $   1,877,744  $    (532,921) $    (468,854)
  Net realized gain (loss) ............       865,318       (813,388)    13,861,266     (4,181,788)    15,459,655      3,125,140
  Net change in unrealized
   appreciation/depreciation ...........   (1,671,033)     6,204,698      8,410,207     30,563,454      4,395,134     36,792,310
--------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
   OPERATIONS ..........................    6,382,453     14,232,530     24,409,939     28,259,410     19,321,868     39,448,596
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM (NOTE 1):
  Net investment income ...............    (8,995,106)   (10,103,492)    (2,613,383)    (2,035,977)            --             --
  Net realized gains ..................            --       (474,419)            --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
   DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS .....................   (8,995,106)   (10,577,911)    (2,613,383)    (2,035,977)            --             --
--------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of
   shares ..............................   16,645,993     43,240,349     53,475,176    104,649,317      5,697,473      8,640,718
  Net asset value of shares
   issued for reinvestment of
   dividends and distributions .........    8,995,106     10,577,911      2,613,383      2,035,977             --             --
  Cost of shares reacquired ...........   (42,786,580)   (54,268,288)   (24,585,856)  (102,506,397)   (27,632,701)   (24,103,589)
--------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
   ASSETS FROM FUND SHARE
   TRANSACTIONS ........................  (17,145,481)      (450,028)    31,502,703      4,178,897    (21,935,228)   (15,462,871)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS .....   (19,758,134)     3,204,591     53,299,259     30,402,330     (2,613,360)    23,985,725
 NET ASSETS:
  Beginning of year ...................   209,073,121    205,868,530    127,874,915     97,472,585    168,057,990    144,072,265
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR* ........................ $ 189,314,987  $ 209,073,121  $ 181,174,174  $ 127,874,915  $ 165,444,630  $ 168,057,990
================================================================================================================================
  * Includes undistributed
    (overdistributed) net
    investment income of: ............. $  (1,564,284) $    (650,983) $    (547,069) $    (237,139) $         280             --
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)                                                 FOR THE YEARS ENDED DECEMBER 31,

                                               FEDERATED HIGH                 FEDERATED                 DISCIPLINED MID CAP
                                               YIELD PORTFOLIO             STOCK PORTFOLIO                STOCK PORTFOLIO
                                        ----------------------------  ----------------------------  ----------------------------
                                             2004          2003           2004           2003            2004          2003
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income ............... $   5,946,244  $   4,932,912  $     444,940  $     421,055    $   497,527  $     492,767
  Net realized gain (loss) ............     1,202,342       (800,373)     1,268,513         27,649     15,193,127      3,281,954
  Net change in unrealized
   appreciation/depreciation ..........       749,397      8,350,883      1,454,617      6,552,918     11,904,347     35,315,211
--------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
   OPERATIONS .........................     7,897,983     12,483,422      3,168,070      7,001,622     27,595,001     39,089,932
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM (NOTE 1):
  Net investment income ...............    (6,213,875)    (5,110,185)      (451,992)      (414,269)      (508,893)      (426,728)
  Net realized gains ..................            --             --             --             --     (5,360,391)            --
--------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
   DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS .......................    (6,213,875)    (5,110,185)      (451,992)      (414,269)    (5,869,284)      (426,728)
--------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares ....    14,459,403     45,580,198      2,342,984      2,031,831     24,387,730     27,684,956
  Net asset value of shares issued for
   reinvestment of dividends and
   distributions ......................     6,213,875      5,110,185        451,992        414,269      5,869,284        426,728
  Cost of shares reacquired ...........   (11,216,237)   (30,064,428)    (4,775,545)    (4,280,218)   (19,071,361)   (12,959,405)
--------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE)IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS ............     9,457,041     20,625,955     (1,980,569)    (1,834,118)    11,185,653     15,152,279
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS ................    11,141,149     27,999,192        735,509      4,753,235     32,911,370     53,815,483
NET ASSETS:
  Beginning of year ...................    75,796,142     47,796,950     31,803,386     27,050,151    164,916,688    111,101,205
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR* ........................ $  86,937,291  $  75,796,142  $  32,538,895  $  31,803,386  $ 197,828,058  $ 164,916,688
================================================================================================================================
  *Includes undistributed
   (overdistributed) net investment
   income of: ......................... $    (263,984) $     (99,971)            --  $       6,786  $       7,623  $      69,223
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

TRAVELERS QUALITY BOND PORTFOLIO/(1)/          2004            2003             2002            2001           2000
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .......   $   11.21       $   11.03       $   11.39       $   11.00       $   10.82
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income ..................        0.41            0.48            0.51            0.59/(2)/       0.73
  Net realized and unrealized gain (loss)        (0.04)           0.29            0.14            0.20/(2)/       0.00*
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations .............        0.37            0.77            0.65            0.79            0.73
----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income ..................       (0.55)          (0.56)          (0.85)          (0.40)          (0.55)
  Net realized gains .....................          --           (0.03)          (0.16)             --              --
----------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions ........       (0.55)          (0.59)          (1.01)          (0.40)          (0.55)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .............   $   11.03       $   11.21       $   11.03       $   11.39       $   11.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(3)/ ........................        3.29%           6.98%           5.81%           7.13%           6.97%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS) .......   $     189       $     209       $     206       $     152       $      73
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses/(4)/ ..........................        0.42%/(5)/      0.43%           0.44%           0.45%           0.49%
  Net investment income ..................        3.62            4.15            4.48            5.14/(2)/       6.81
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ..................          90%            191%            176%            225%            157%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, these amounts would have been $0.61, $0.18 and 5.31% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

(5) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fees and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratio would have been 0.44%.

*    Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

LAZARD INTERNATIONAL STOCK PORTFOLIO/(1)/      2004            2003             2002            2001           2000
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .......   $   10.01       $    7.91       $    9.30       $   13.15       $   15.65
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income ..................        0.14            0.15            0.11            0.11            0.13
  Net realized and unrealized gain (loss).        1.44            2.11           (1.31)          (3.50)          (1.88)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations ......        1.58            2.26           (1.20)          (3.39)          (1.75)
----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income ..................       (0.17)          (0.16)          (0.19)          (0.02)          (0.32)
  Net realized gains .....................          --              --              --           (0.44)          (0.43)
----------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions ........       (0.17)          (0.16)          (0.19)          (0.46)          (0.75)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .............   $   11.42       $   10.01       $    7.91       $    9.30       $   13.15
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(2)/ ........................       15.75%          28.60%         (12.96)%        (26.19)%        (11.50)%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS) .......   $     181       $     128       $      97       $     120       $     141
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses/(3)/ ..........................        0.99%/(4)/      1.00%           1.06%           1.01%           1.02%
  Net investment income ..................        1.38            1.79            1.32            1.01            0.92
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ..................          59%             44%             55%             81%             39%
======================================================================================================================

MFS EMERGING GROWTH PORTFOLIO                  2004            2003          2002/(1)/       2001/(1)/       2000/(1)/
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .......   $    9.35       $    7.24       $   11.00       $   22.60       $   29.82
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss ....................       (0.03)          (0.03)          (0.03)          (0.02)          (0.05)
  Net realized and unrealized gain (loss).        1.22            2.14           (3.73)          (8.20)          (5.70)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations ......        1.19            2.11           (3.76)          (8.22)          (5.75)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains .....................          --              --              --           (3.38)          (1.47)
----------------------------------------------------------------------------------------------------------------------
Total Distributions ......................          --              --              --           (3.38)          (1.47)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .............   $   10.54       $    9.35       $    7.24       $   11.00       $   22.60
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(2)/ ........................       12.73%          29.14%         (34.18)%        (36.18)%        (20.13)%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS) .......   $     165       $     168       $     144       $     258       $     420
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses/(5)/ ..........................        0.88%/(6)/      0.89%           0.89%           0.89%           0.90%
  Net investment loss ....................       (0.33)          (0.30)          (0.32)          (0.12)          (0.18)
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ..................          99%            106%            114%            266%            203%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

(4) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fees and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratio would have been 1.01%.

(5) As a result of an expense limitation, the ratio of expenses to average net assets (excluding interest expense) will not exceed 0.95%.

(6) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fees and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratio would have been 0.90%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

FEDERATED HIGH YIELD PORTFOLIO               2004/(1)/       2003/(1)/       2002/(1)/       2001/(1)/         2000
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .......   $    8.41       $    7.37       $    8.55       $    9.50       $   11.44
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income ..................        0.64            0.65            0.74            0.97/(2)/       1.25
  Net realized and unrealized gain (loss)         0.23            1.00           (0.46)          (0.77)/(2)/     (2.11)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations ......        0.87            1.65            0.28            0.20           (0.86)
----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS FROM:
  Net investment income ..................       (0.66)          (0.61)          (1.46)          (1.15)          (1.08)
----------------------------------------------------------------------------------------------------------------------
Total Dividends ..........................       (0.66)          (0.61)          (1.46)          (1.15)          (1.08)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .............   $    8.62       $    8.41       $    7.37       $    8.55       $    9.50
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(3)/ ........................       10.38%          22.39%           3.72%           1.94%          (8.15)%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS) .......   $      87       $      76       $      48       $      40       $      39
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses/(4)/ ..........................        0.83%/(5)/      0.90%           0.89%           0.89%           0.88%
  Net investment income ..................        7.42            7.93            9.09           10.45/(2)/      10.61
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ..................          38%             57%             58%             44%             19%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, these amounts would have been $0.98, $0.78 and 10.51% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

(5) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fees and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratio would have been 0.87%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

FEDERATED STOCK PORTFOLIO                      2004          2003/(1)/       2002/(1)/       2001/(1)/         2000
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .......   $   15.19       $   12.06       $   15.40       $   15.99       $   16.34
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income ..................        0.23            0.20            0.16            0.16            0.21
  Net realized and unrealized gain (loss)         1.37            3.13           (3.13)           0.11            0.33
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations ......        1.60            3.33           (2.97)           0.27            0.54
----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income ..................       (0.23)          (0.20)          (0.37)          (0.20)          (0.18)
  Net realized gains .....................          --              --              --           (0.66)          (0.71)
----------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions ........       (0.23)          (0.20)          (0.37)          (0.86)          (0.89)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .............   $   16.56       $   15.19       $   12.06       $   15.40       $   15.99
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(2)/ ........................       10.55%          27.61%         (19.32)%          1.67%           3.77%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS) .......   $      33       $      32       $      27       $      44       $      45
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses/(3)/ ..........................        0.83%/(4)/      0.91%           0.84%           0.81%           0.82%
  Net investment income ..................        1.42            1.50            1.14            0.99            1.23
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ..................          31%             41%             13%             14%             24%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

(4) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fees and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratio would have been 0.94%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

DISCIPLINED MID CAP STOCK PORTFOLIO          2004/(1)/          2003           2002          2001/(1)/       2000/(1)/
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .......   $   17.49       $   13.11       $   15.41       $   17.26       $   15.61
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income ..................        0.05            0.05            0.03            0.06            0.08
  Net realized and unrealized gain (loss)         2.82            4.38           (2.23)          (0.78)           2.46
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations ......        2.87            4.43           (2.20)          (0.72)           2.54
----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income ..................       (0.05)          (0.05)          (0.08)          (0.04)          (0.03)
  Net realized gains .....................       (0.55)             --           (0.02)          (1.09)          (0.86)
----------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions ........       (0.60)          (0.05)          (0.10)          (1.13)          (0.89)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .............   $   19.76       $   17.49       $   13.11       $   15.41       $   17.26
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(2)/ ........................       16.45%          33.75%         (14.32)%         (4.02)%         16.61%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS) .......   $     198       $     165       $     111       $     113       $      95
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses/(3)/ ..........................        0.80%/(4)/      0.82%           0.85%           0.83%           0.88%
  Net investment income ..................        0.28            0.38            0.23            0.37            0.49
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ..................          91%             61%             67%             40%             67%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do no reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

(4) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fees and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratio would have been 0.82%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Fund(s)") are separate diversified investment funds of The Travelers Series Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end management investment company. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

     The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (A) INVESTMENT VALUATION. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked prices. Securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Bonds and other fixed-income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices since such valuations are believed to reflect the market value of such securities. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Funds calculate their net asset values, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

     (B) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Funds' policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

     (C) FUTURES CONTRACTS. Certain Funds may enter into futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a futures contract, the Funds are required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contracts. The Funds typically enter into such contracts as a substitution for buying or selling securities and as a cash flow management technique, or to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction.

     (D) FORWARD FOREIGN CURRENCY CONTRACTS. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

     (E) LENDING OF PORTFOLIO SECURITIES. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receive a lender's fee. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral. The Funds also maintain exposure for the risk of any loss in the investment securities loaned. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

     (F) CREDIT AND MARKET RISK. Certain Funds may invest in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Funds' investments in securities rated below investment-grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. In addition, certain Funds may invest in foreign securities. The Funds' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     (G) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent that any issuer defaults on an expected interest payment, the Funds' policy is to generally halt any additional interest income accruals and consider the realization of interest accrued up to the date of default.

     (H) FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     (I) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and distributions of net realized gains to shareholders of the Funds, if any, are declared at least annually. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (J) FEDERAL AND OTHER TAXES. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (K) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $887,596 has been reclassified between accumulated net realized gain from investment transactions and futures contracts and accumulated net investment loss as a result of permanent differences between book and tax amortization of premium on fixed income securities, tax treatment of consent fees and income from mortgage backed securities treated as capital gains for tax and $6,041 has been reclassified between paid-in capital and accumulated net investment loss as a result of a taxable overdistribution paid by Travelers Quality Bond Portfolio. Additionally, $164,987 has been reclassified between accumulated net realized loss from investment transactions and futures contracts and accumulated net investment loss as a result of permanent differences due to book foreign currency transactions treated as ordinary income for tax purposes and the realization for tax purposes of gains on investments in passive foreign investment companies for Lazard International Stock Portfolio. Additionally, $534,762 has been reclassified between paid-in capital and accumulated net investment loss as a result of permanent differences attributable to a tax net operating loss and $1,561 has been reclassified between accumulated net realized gain from investment transactions and futures contracts and accumulated net investment loss due to foreign currency transactions treated as ordinary income for tax for MFS Emerging Growth Portfolio. Additionally, $95,907 has been reclassified between accumulated net realized loss from investment transactions and futures contracts and accumulated net investment loss due to book/tax differences in the recognition of market premium on securities sold and $7,711 has been reclassified between paid-in capital and accumulated net investment loss due to a taxable overdistribution by Federated High Yield Portfolio. Additionally, $266 has been reclassified between paid-in capital and accumulated net investment loss due to a taxable overdistribution by Federated Stock Portfolio. Finally, $50,234 has been reclassified between accumulated net investment income and accumulated net realized gain from investment transactions and futures contracts due to the tax treatment of distributions from real estate investment trusts for Disciplined Mid Cap Stock Portfolio. These reclassifications have no effect on net assets or net asset values per share.

     2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock ("DMCS") Portfolios. TQB, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.65%, 0.625% and 0.70%, respectively, of each Fund's respective average daily net assets. These fees are calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Asset Management LLC ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Management Company ("Federated") and The Travelers Investment Management Company ("TIMCO"), another indirect wholly-owned subsidiary of Citigroup. Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day fund operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day fund operations and investment decisions for FHY and FSP. As a result, the following fees are calculated and paid at an annual rate:

          . TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          .    TAMIC pays TIMCO 0.35% of DMCS's average daily net assets.

     The Board of Trustees of the Trust, on behalf of LIS, has approved an amendment to the investment advisory agreement between LIS and TAMIC, and an amendment to the sub-advisory agreement between TAMIC and Lazard.

     Prior to September 1, 2004, the investment advisory fee and sub-advisory fee for LIS were calculated at the annual rates of 0.825% and 0.475%, respectively, of the average daily net assets of LIS. Effective September 1, 2004 the investment advisory fee and sub-advisory fee were revised to a fee calculated at the annual rates in accordance with the following schedule:

                                 INVESTMENT ADVISORY       SUB-ADVISORY
AVERAGE DAILY NET ASSETS               FEE RATE              FEE RATE
---------------------------------------------------------------------------
First $100 million ...........                 0.825%                 0.475%
Next $400 million ............                 0.775                  0.425
Next $500 million ............                 0.725                  0.375
Over $1 billion ..............                 0.700                  0.350
===========================================================================

     The Board of Trustees of the Trust, on behalf of MEG, has approved an amendment to the investment advisory agreement between MEG and TAMIC, and an amendment to the sub-advisory agreement between TAMIC and MFS.

     Prior to September 1, 2004, the investment advisory fee and sub-advisory fee for MEG were calculated at the annual rates of 0.750% and 0.375%, respectively, of the average daily net assets of MEG. Effective September 1, 2004, the investment advisory fee and sub-advisory fee were revised to a fee calculated at the annual rates in accordance with the following schedule:

                                 INVESTMENT ADVISORY      SUB-ADVISORY
AVERAGE DAILY NET ASSETS              FEE RATE              FEE RATE
---------------------------------------------------------------------------
First $600 million ...........                 0.750%                 0.375%
Next $300 million ............                 0.725                  0.350
Next $600 million ............                 0.700                  0.325
Next $1 billion ..............                 0.675                  0.300
Over $2.5 billion ............                 0.625                  0.250
===========================================================================

     The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of each Fund's respective average daily net assets. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of each Fund, plus $ 30,000 per Fund, subject to a maximum of 0.06% of each Fund's respective average daily net assets.

     During the year ended December 31, 2004, TQB, LIS, MEG, FHY, FSP and DMCS had contractual expense limitations in place of 0.75%, 1.25%, 0.95%, 0.95%, 0.95% and 0.95%, respectively. These expense limitations are renewed annually and can be terminated at any time by TIC with 60 days' notice.

     During the year ended December 31, 2004, SBFM voluntarily waived a portion of its fee in the amount of $1,726, $1,726, $1,689, $1,726, $1,726 and $1,726 for TQB, LIS, MEG, FHY, FSP and DMS, respectively. In addition, SBFM reimbursed expenses in the amount of $31,759, $31,759, $31,759, $31,759, $31,759 and
$27,285 for TQB, LIS, MEG, FHY, FSP and DMS, respectively, for the year ended December 31, 2004, in connection with the overpayment of transfer agent fees relating to the period from June 1999 through June 2004.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. For the year ended December 31, 2004, each Fund paid transfer agent fees of $2,500 to CTB.

     For the year ended December 31, 2004, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup, did not receive any brokerage commissions from the Funds.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries and do not receive compensation from the Trust.

     3.   INVESTMENTS

     During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments), were as follows:

                                              PURCHASES            SALES
----------------------------------------------------------------------------
Travelers Quality Bond Portfolio .......   $   172,007,799   $   186,660,849
Lazard International Stock Portfolio ...       119,877,867        88,610,760
MFS Emerging Growth Portfolio ..........       157,571,834       180,864,306
Federated High Yield Portfolio .........        38,469,474        29,146,404
Federated Stock Portfolio ..............         9,505,814        11,518,125
Disciplined Mid Cap Stock Portfolio ....       166,586,136       157,544,682
============================================================================

     At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

                                               GROSS            GROSS         NET UNREALIZED
                                             UNREALIZED       UNREALIZED       APPRECIATION
                                            APPRECIATION     DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio .......   $    2,624,206   $   (2,919,310)   $     (295,104)
Lazard International Stock Portfolio ...       30,400,990       (1,831,906)       28,569,084
MFS Emerging Growth Portfolio ..........       34,907,262       (3,119,137)       31,788,125
Federated High Yield Portfolio .........        6,071,987       (2,650,539)        3,421,448
Federated Stock Portfolio ..............        5,860,880         (737,237)        5,123,643
Disciplined Mid Cap Stock Portfolio ....       38,661,153         (656,815)       38,004,338
============================================================================================

     At December 31, 2004, DMCS had the following open futures contracts:

                            NUMBER OF    EXPIRATION     BASIS        MARKET     UNREALIZED
                            CONTRACTS       DATE        VALUE        VALUE         GAIN
------------------------------------------------------------------------------------------
PURCHASED CONTRACTS:
S&P MidCap 400 ..........        3             3/05   $  973,899   $  998,025   $   24,126
==========================================================================================

     At December 31, 2004, MEG had open forward foreign currency contracts as described below. The unrealized gain (loss) on the contracts reflected in the financial statements was as follows:

                          LOCAL        MARKET      SETTLEMENT    UNREALIZED
FOREIGN CURRENCY         CURRENCY       VALUE         DATE       (GAIN) LOSS
----------------------------------------------------------------------------
CONTRACTS TO BUY:
Australian Dollar ..         9,298   $     7,254        1/5/05   $        19
Canadian Dollar ....         4,241         3,525        1/5/05             4
Canadian Dollar ....         8,487         7,054        1/6/05           (18)
Swiss Franc ........        49,014        42,957        1/4/05          (363)
Japanese Yen .......     2,279,088        22,185        1/6/05            78
----------------------------------------------------------------------------
NET UNREALIZED LOSS ON OPEN
 FORWARD FOREIGN CURRENCY CONTRACTS .......................      $      (280)
============================================================================

     At December 31, 2004, LIS loaned securities having a market value of $42,146,155. LIS received cash collateral amounting to $44,468,432 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, under the 1940 Act.

     4. SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                            YEAR ENDED          YEAR ENDED
                                        DECEMBER 31, 2004    DECEMBER 31, 2003
--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold .........................           1,465,860            3,799,891
Shares issued on reinvestment .......             817,628              943,628
Shares reacquired ...................          (3,769,397)          (4,753,702)
--------------------------------------------------------------------------------
Net Decrease ........................          (1,485,909)             (10,183)
================================================================================
LAZARD INTERNATIONAL STOCK PORTFOLIO
Shares sold .........................           5,246,816           13,041,118
Shares issued on reinvestment .......             228,579              204,469
Shares reacquired ...................          (2,381,102)         (12,799,010)
--------------------------------------------------------------------------------
Net Increase ........................           3,094,293              446,577
================================================================================
MFS EMERGING GROWTH PORTFOLIO
Shares sold .........................             598,883            1,024,938
Shares reacquired ...................          (2,869,644)          (2,951,286)
--------------------------------------------------------------------------------
Net Decrease ........................          (2,270,761)          (1,926,348)
================================================================================
FEDERATED HIGH YIELD PORTFOLIO
Shares sold .........................           1,653,448            5,705,531
Shares issued on reinvestment .......             721,724              607,710
Shares reacquired ...................          (1,293,767)          (3,792,186)
--------------------------------------------------------------------------------
Net Increase ........................           1,081,405            2,521,055
================================================================================
FEDERATED STOCK PORTFOLIO
Shares sold .........................             151,666              152,214
Shares issued on reinvestment .......              27,337               27,308
Shares reacquired ...................            (307,228)            (328,610)
--------------------------------------------------------------------------------
Net Decrease ........................            (128,225)            (149,088)
================================================================================
DISCIPLINED MID CAP STOCK PORTFOLIO
Shares sold .........................           1,329,948            1,842,815
Shares issued on reinvestment .......             297,265               24,260
Shares reacquired ...................          (1,043,953)            (913,912)
--------------------------------------------------------------------------------
Net Increase ........................             583,260              953,163
================================================================================

     5. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                   TRAVELERS        LAZARD                                        DISCIPLINED
                                    QUALITY      INTERNATIONAL     FEDERATED       FEDERATED        MID CAP
                                     BOND            STOCK         HIGH YIELD        STOCK          STOCK
                                   PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ............   $   8,995,106   $   2,613,383   $   6,213,875   $     451,992   $     508,893
  Net long-term capital
  gains ......................              --              --              --              --       5,360,391
--------------------------------------------------------------------------------------------------------------
Total Distributions Paid .....   $   8,995,106   $   2,613,383   $   6,213,875   $     451,992   $   5,869,284
==============================================================================================================

     The tax character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

                                   TRAVELERS        LAZARD                                        DISCIPLINED
                                    QUALITY      INTERNATIONAL     FEDERATED       FEDERATED        MID CAP
                                     BOND            STOCK         HIGH YIELD        STOCK          STOCK
                                   PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Ordinary income ..............   $  10,577,911   $   2,035,977   $   5,110,185   $     414,269   $     426,728
==============================================================================================================

     For the years ended December 31, 2004 and 2003, MFS Emerging Growth Portfolio did not make any distributions.

     As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                       TRAVELERS          LAZARD          MFS EMERGING
                                                     QUALITY BOND      INTERNATIONAL         GROWTH
                                                      PORTFOLIO       STOCK PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------------
Undistributed ordinary income -- net ...........   $            --    $       104,081    $            --
--------------------------------------------------------------------------------------------------------
Total undistributed earnings ...................                --            104,081                 --
Capital loss carryforward/(1)/ .................        (1,684,932)       (33,913,755)      (190,257,651)
Other book/tax temporary differences/(2)/ ......                --                 --                280
Unrealized appreciation (depreciation)/(3)/ ....          (295,104)        28,574,062         31,788,436
--------------------------------------------------------------------------------------------------------
Total accumulated losses .......................   $    (1,980,036)   $    (5,235,612)   $  (158,468,935)
========================================================================================================

                                                                                           DISCIPLINED
                                                      FEDERATED          FEDERATED           MID CAP
                                                      HIGH YIELD          STOCK               STOCK
                                                      PORTFOLIO          PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------------------------------
Undistributed long-term capital gains -- net ...   $            --    $            --    $     2,217,795
--------------------------------------------------------------------------------------------------------
Total undistributed earnings ...................                --                 --          2,217,795
Capital loss carryforward/(1)/ .................       (12,465,630)          (776,231)                --
Other book/tax temporary differences/(2)/ ......                --                 --            (16,504)
Unrealized appreciation/(4)/ ...................         3,421,448          5,123,643         38,028,464
--------------------------------------------------------------------------------------------------------
Total accumulated earnings (losses) ............   $    (9,044,182)   $     4,347,412    $    40,229,755
========================================================================================================

(1) On December 31, 2004, the Funds had net capital loss carryforwards as follows:

                         TRAVELERS        LAZARD
                          QUALITY      INTERNATIONAL   MFS EMERGING      FEDERATED       FEDERATED
 YEAR OF                   BOND            STOCK          GROWTH        HIGH YIELD         STOCK
EXPIRATION               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------
12/31/2009 .........   $          --   $   3,632,501   $ 109,972,382   $   4,648,588   $          --
12/31/2010 .........              --      22,825,140      75,063,731       6,217,956              --
12/31/2011 .........       1,232,729       7,456,114       5,221,538       1,599,086         776,231
12/31/2012 .........         452,203              --              --              --              --
----------------------------------------------------------------------------------------------------
                       $   1,684,932   $  33,913,755   $ 190,257,651   $  12,465,630   $     776,231
====================================================================================================

     These amounts will be available to offset any future taxable capital gains.

(2) Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts.

(3) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(4) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, and the difference between book and tax cost basis on Real Estate Investment Trusts.

     TQB, LIS, FHY, FSP and DMCS are liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. The actual amount of the liability is not yet determinable. However, the Funds have been indemnified by SBFM for any associated excise tax liability as well as any interest and penalties or any other costs. Accordingly, the Funds' net asset values will not be impacted by the outcome of this matter.

     6.   ADDITIONAL INFORMATION

     In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank ("CTB"), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

     In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

     CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

     In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

     Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

     Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

     Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

     7.   SUBSEQUENT EVENT

     On January 31, 2005, Citigroup announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TAMIC currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Funds.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

     In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

     On February 18, 2005, the shareholders of MFS Emerging Growth Portfolio approved a reorganization pursuant to which MFS Mid Cap Growth Portfolio would acquire the assets and assume the liabilities of MFS Emerging Growth Portfolio in exchange for shares of the MFS Mid Cap Growth Portfolio. The merger is expected to be effective upon the close of business on February 25, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios of The Travelers Series Trust ("Trust") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, and Disciplined Mid Cap Stock Portfolios of The Travelers Series Trust as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          [GRAPHIC APPEARS HERE]

New York, New York
February 18, 2005

ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's administrator at 1-800-842-9368.

                                                                                               NUMBER OF
                                                 TERM OF                                       PORTFOLIOS
                                              OFFICE/(1)/ AND                                    IN FUND
                               POSITION(S)        LENGTH                                        COMPLEX             OTHER
                                HELD WITH        OF TIME       PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY    BOARD MEMBERSHIPS
NAME, ADDRESS AND BIRTH YEAR      TRUST           SERVED               PAST FIVE YEARS          TRUSTEE        HELD BY TRUSTEE
-----------------------------  -------------  ---------------  ------------------------------  -----------  ----------------------
NON-INTERESTED TRUSTEES:/(2)/  Trustee        Since            Retired                              5       Lydall Inc.; Board of
Robert E. McGill, III                         1990                                                          Managers of 6 Variable
295 Hancock Road                                                                                            Annuity Separate
Williamstown, MA                                                                                            Accounts of The
Birth Year: 1931                                                                                            Travelers Insurance
                                                                                                            Company ("TIC")

Lewis Mandell                  Trustee        Since            Professor, University of             5       Delaware North Corp.;
160 Jacobs Hall                               1990             Buffalo                                      Board of Managers of 6
Buffalo, NY                                                                                                 Variable Annuity
Birth Year: 1943                                                                                            Separate Accounts of
                                                                                                            TIC

Frances M. Hawk, CFA, CFP      Trustee        Since            Private Investor                     5       Board of Managers of 6
108 Oxford Hill Lane                          1991                                                          Variable Annuity
Downingtown, PA                                                                                             Separate Accounts of
Birth Year: 1948                                                                                            TIC

INTERESTED TRUSTEE:
R. Jay Gerken, CFA/(3)/        Chairman,      Since            Managing Director of Citigroup      219      Chairman, Board of
Citigroup Asset Management     President and  2002             Global Markets Inc. ("CGM");                 Managers of 6 Variable
("CAM")                        Chief                           Chairman, President and Chief                Annuity Separate
399 Park Avenue, 4th Floor     Executive                       Executive Officer of Smith                   Accounts of TIC
New York, NY 10022             Officer and                     Barney Fund Management LLC
Birth Year: 1951  Trustee                                      ("SBFM"), Travelers Investment
                                                               Adviser, Inc. ("TIA") and Citi
                                                               Fund Management Inc. ("CFM");
                                                               President and Chief Executive
                                                               Officer of certain mutual
                                                               funds associated with
                                                               Citigroup Inc. ("Citigroup");
                                                               Formerly, Portfolio Manager of
                                                               Smith Barney Allocation Series
                                                               Inc. (from 1996 to 2001) and
                                                               Smith Barney Growth and Income
                                                               Fund (from 1996 to 2000)

                                                                                               NUMBER OF
                                                 TERM OF                                       PORTFOLIOS
                                              OFFICE/(1)/ AND                                    IN FUND
                               POSITION(S)        LENGTH                                        COMPLEX             OTHER
                                HELD WITH        OF TIME       PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY     BOARD MEMBERSHIPS
NAME, ADDRESS AND BIRTH YEAR      TRUST           SERVED               PAST FIVE YEARS          TRUSTEE         HELD BY TRUSTEE
-----------------------------  -------------  ---------------   ------------------------------ -----------  ----------------------
OFFICERS:
Andrew B. Shoup                Senior Vice    Since            Director of CAM; Senior Vice        N/A               N/A
CAM                            President and  2004             President and Chief
125 Broad Street               Chief                           Administrative Officer of
11th Floor                     Administrative                  mutual funds associated with
New York, NY 10004             Officer                         Citigroup; Head of
Birth Year: 1956                                               International Funds
                                                               Administration of CAM
                                                               (from 2001 to 2003); Director
                                                               of Global Funds Administration
                                                               of CAM (from 2000 to 2001);
                                                               Head of U.S. Citibank Funds
                                                               Administration of CAM (from
                                                               1998 to 2000)

Kaprel Ozsolak                 Chief          Since            Vice President of CGM; Chief        N/A              N/A
CAM                            Financial      2004             Financial Officer and
125 Broad Street,              Officer and                     Treasurer of certain mutual
11th Floor                     Treasurer                       funds associated with
New York, NY 10004                                             Citigroup; Controller of
Birth Year: 1965                                               certain mutual funds
                                                               associated with Citigroup
                                                               (since 2002)

William D. Wilcox              Chief          Since            Counsel and Chief Compliance        N/A              N/A
One Cityplace                  Compliance     2004             Officer (since 1999), TIC;
Hartford, CT 06103             Officer                         Chief Anti-Money Laundering
Birth Year: 1964                                               Compliance Officer (since
                                                               2002), 6 Variable Annuity
                                                               Separate Accounts of TIC;
                                                               Chief Compliance Officer
                                                               (since 2004), 5 mutual funds
                                                               and 6 Variable Separate
                                                               Accounts sponsored by TIC

                                                                                               NUMBER OF
                                                 TERM OF                                       PORTFOLIOS
                                              OFFICE/(1)/ AND                                    IN FUND
                               POSITION(S)        LENGTH                                        COMPLEX             OTHER
                                HELD WITH        OF TIME       PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY     BOARD MEMBERSHIPS
NAME, ADDRESS AND BIRTH YEAR      TRUST           SERVED               PAST FIVE YEARS          TRUSTEE         HELD BY TRUSTEE
-----------------------------  -------------  ---------------   ------------------------------ -----------  ----------------------
Andrew Beagley                 Chief          Since            Director of CGM (since 2000);       N/A              N/A
CAM                            Anti-Money     2002             Director of Compliance, North
399 Park Avenue, 4th Floor     Laundering                      America, CAM (since 2000);
New York, NY 10022             Compliance                      Chief Anti-Money Laundering
Birth Year: 1962               Officer                         Compliance Officer, Chief
                                                               Compliance Officer and Vice
                                                               President of certain mutual
                                                               funds associated with
                                                               Citigroup; Director of
                                                               Compliance, Europe, the Middle
                                                               East and Africa, Citigroup
                                                               Asset Management (from 1999 to
                                                               2000); Chief Compliance
                                                               Officer, Salomon Brothers
                                                               Asset Management Limited,
                                                               Smith Barney Global Capital
                                                               Management Inc.

Kathleen A. McGah              Secretary      Since            Deputy General Counsel of TIC;      N/A              N/A
Travelers Life & Annuity                      2004             Assistant Secretary of 5 mutual
One Cityplace                                                  funds and 6 Variable Separate
Hartford, CT 06103                                             Accounts sponsored by TIC
Birth Year: 1950                                               (from 1995 to 2004)

Ernest J. Wright               Assistant      Since            Vice President and Secretary        N/A              N/A
Travelers Life &  Annuity      Secretary      2004             of TIC; Secretary of 5 mutual
One Cityplace                                                  funds and 6 Variable Separate
Hartford, CT 06103                                             Accounts sponsored by TIC
Birth Year: 1940                                               (from 1995 to 2004)

----------
(1) EACH TRUSTEE AND OFFICER SERVES UNTIL HIS OR HER SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.
(2) MR. KNIGHT EDWARDS IS AN EMERITUS TRUSTEE. AN EMERITUS TRUSTEE IS PERMITTED TO ATTEND MEETINGS, BUT HAS NO VOTING POWER.
(3) MR. GERKEN IS AN "INTERESTED PERSON" OF THE COMPANY AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, BECAUSE MR. GERKEN IS AN OFFICER OF SBFM AND CERTAIN OF ITS AFFILIATES.

IMPORTANT TAX INFORMATION (UNAUDITED)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

                                                       LAZARD              TRAVELERS
                                                INTERNATIONAL STOCK      QUALITY BOND
                                                      PORTFOLIO            PORTFOLIO
-----------------------------------------------------------------------------------------
Record Date .................................            12/27/2004            12/27/2004
Payable Date ................................            12/28/2004            12/28/2004
=========================================================================================
Interest from Federal Obligations ...........                    --                 26.56%
=========================================================================================
Foreign Source Income .......................                   100%*                  --
=========================================================================================
Foreign Taxes Paid Per Share ................   $            0.0287                    --
=========================================================================================

                                                                                                       DISCIPLINED
                                                                                   FEDERATED STOCK    MID CAP STOCK
                                                                                      PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
Record Date ....................................................................        12/27/2004        12/27/2004
Payable Date ...................................................................        12/28/2004        12/28/2004
====================================================================================================================
Dividends Qualifying for the Dividends Received Deduction for Corporations .....            100.00%           100.00%
====================================================================================================================
Long-Term Capital Gains Per Share ..............................................                --   $         0.553
====================================================================================================================

* Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

THE TRAVELERS SERIES TRUST
________________________________________________________________________________

TRUSTEES                                INVESTMENT ADVISER

R. Jay Gerken, CFA                      Travelers Asset Management
   CHAIRMAN                             International Company LLC
Frances M. Hawk, CFA, CFP
Lewis Mandell                           ADMINISTRATOR
Robert E. McGill, III
                                        The Travelers Insurance Company

OFFICERS

R. Jay Gerken, CFA                      CUSTODIAN
PRESIDENT AND
CHIEF EXECUTIVE OFFICER                 State Street Bank and Trust Company

Andrew B. Shoup
SENIOR VICE PRESIDENT AND               TRANSFER AGENT
CHIEF ADMINISTRATIVE OFFICER
                                        Citicorp Trust Bank, fsb.

Kaprel Ozsolak
CHIEF FINANCIAL OFFICER
AND TREASURER

William D. Wilcox
CHIEF COMPLIANCE OFFICER

Andrew Beagley
CHIEF ANTI-MONEY LAUNDERING
COMPLIANCE OFFICER

KATHLEEN MCGAH
SECRETARY

Ernest J. Wright
ASSISTANT SECRETARY

The Funds are separate investment funds of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of variable annuity or life contract owners and is not an offer of shares of the Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, and Disciplined Mid Cap Stock Portfolio and is not for use with the general public. All the Funds contained in this report may not be available under our variance annuity or life contract.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-842-9368.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-842-9368, (2) on the Funds' website at www.citigroupAM.com and (3) on the SEC's website at www.sec.gov.

Series Trust (Annual) (2-05) Printed in U.S.A.

                                 MET INVESTORS
                                 SERIES TRUST

                     Met/AIM Mid Cap Core Equity Portfolio
                      Met/AIM Small Cap Growth Portfolio
                     Goldman Sachs Mid-Cap Value Portfolio
                    Harris Oakmark International Portfolio
                       Janus Aggressive Growth Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MetLife Aggressive Strategy Portfolio
                      MetLife Balanced Strategy Portfolio
                     MetLife Defensive Strategy Portfolio
                       MetLife Growth Strategy Portfolio
                      MetLife Moderate Strategy Portfolio
                     MFS Research International Portfolio
                            Money Market Portfolio
                    Neuberger Berman Real Estate Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                        PIMCO PEA Innovation Portfolio
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                        Turner Mid-Cap Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2004

--------------------------------------------------------------------------------

February 1, 2005

LETTER TO POLICYHOLDERS:

In 2004 the stock market posted back-to-back yearly gains for the first time since 1999. For the year, the equity markets posted moderate gains. The Dow Jones Industrial Index rose 3.2%, the S&P 500 Index rose 9.0%, and small cap stocks, as measured by the Russell 2000 Index, rose 17.0%. International markets also posted gains with the MSCI EAFE Index up 17.6% for the year.

Interest rates remained at historically low levels in 2004 despite five increases in short-term rates by the Federal Reserve during the year. The bond market continued to post steady returns with the Lehman Aggregate Bond Index returning 4.34% for the year.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and we will continue to focus our efforts to meet your investment needs.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio               For the year ended 12/31/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK
In 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted gains, and the U.S. economy grew at a healthy pace. Following a swift and decisive conclusion to the presidential election, the markets surged, after posting only modest gains in the months prior. For the year, the Dow Jones Industrial Average/1/ was up 5.40%, the NASDAQ Composite Index/2/ was up 8.59%, and the S&P 500 Index/3/ was up 10.87%. Gross Domestic Product (GDP) growth for the third quarter was revised to 4.0%, which was slightly ahead of expectations. Estimates for fourth quarter GDP growth have ranged between 3-4%.

Manufacturing activity was robust as the widely recognized Institute for Supply Management index (ISM) remained above 60 in the first half of the year, and after declining slightly, it stayed well above the expansion level of 50 in the second half. Within these reports, the employment component of the index showed signs of consistent improvement. In fact, the overall employment picture improved throughout the year as the unemployment rate fell to 5.4% by the end of December. Job creation improved in 2004, although the payroll figures were volatile, ranging dramatically from month to month.

Consumer confidence got a boost from the improving employment situation, hitting its highest level since 2002. The Conference Board's Index of Consumer Confidence finished the year at 102.3, off its July peak, but still quite strong due to a positive consumer outlook. Consumer spending also remained healthy, despite rising energy costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained healthy throughout the year even as a series of interest rate increases began in June.

An economic expansion appears to be underway as corporate profits have strengthened significantly, and the labor market has solidified. While there is some concern about the viability of the consumer and another spike in oil prices, many indicators point to economic health. In response to these factors, the Federal Open Market Committee raised interest rates by a total 125 basis points in 2004, bringing the Federal Funds rate to 2.25% by the end of the year. The Committee indicated that more measured rate increases are expected in 2005, as they see evidence of continued economic growth.

PORTFOLIO OVERVIEW
In 2004, the Met/AIM Mid Cap Core Equity Portfolio--class B shares posted a return of 14.32%, underperforming its benchmark, the Russell Midcap Index/4/, which posted a return of 20.22%. Portfolio managers held over weight positions in the industrials, materials, information technology and energy sectors, and underweight positions in the consumer discretionary, financials, utilities, and health care sectors, relative to the Russell Midcap Index. Throughout the year, managers took steps to increase exposure to the energy, materials and financials sectors, and to reduce exposure to the industrials and health care sectors.

Security selection and limited exposure to the financials sector was largely responsible for the Portfolio's underperformance relative to the Russell Midcap Index. Stock selection in the utilities sector also detracted from relative performance. Stock selection in the information technology sector also detracted from performance as semiconductor stocks posted significant losses on an absolute basis. An overweight position in the energy sector was the largest positive contributor to performance in 2004 as these stocks were the top performing market group in 2004. An overweight in the materials sector also benefited the Portfolio.

Portfolio managers continue to balance any investments in companies that are leveraged to economic recovery with more defensive names. Portfolio managers have been careful to select economically sensitive companies that represent strong brands, are market leaders, and are trading at compelling valuations. Portfolio managers believe this investment philosophy will generate relatively consistent long-term performance.

RONALD S. SLOAN
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              International Flavors & Fragrances, Inc.   2.62%
              ---------------------------------------------------
              Mohawk Industries, Inc.                    2.36%
              ---------------------------------------------------
              Republic Services, Inc.                    2.26%
              ---------------------------------------------------
              Noble Corp.                                2.11%
              ---------------------------------------------------
              Williams Companies., Inc.                  2.05%
              ---------------------------------------------------
              Forest Laboratories, Inc.                  2.02%
              ---------------------------------------------------
              Ceridian Corp.                             2.00%
              ---------------------------------------------------
              Wisconsin Energy Corp.                     1.86%
              ---------------------------------------------------
              Xerox Corp.                                1.81%
              ---------------------------------------------------
              Kroger Co.                                 1.80%
              ---------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Financials                 11.1%
Industrials                 9.2%
Cyclical                    9.8%
Energy                     16.3%
Non-Cyclical               25.0%
Basic Materials            11.4%
Communications              6.0%
Technology                  6.4%
Diversified                 1.5%
Utilities                   3.3%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio               For the year ended 12/31/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               Met/AIM Mid Cap Core Equity Portfolio managed by
           AIM Capital Management, Inc. vs. Russell Midcap Index/4/
                           Growth Based on $10,000+

                                    [CHART]

                                      Met/AIM Mid Cap
            Russell Midcap Index   Core Equity Portfolio
            --------------------   ---------------------
10/9/2001         $10,000                 $10,000
12/31/2001         11,463                  11,026
3/31/2002          11,950                  11,606
6/30/2002          10,809                  10,826
9/30/2002           8,903                   9,275
12/31/2002          9,608                   9,843
3/31/2003           9,381                   9,402
6/30/2003          11,094                  10,874
9/30/2003          11,807                  11,314
12/31/2003         13,457                  12,406
3/31/2004          14,148                  12,840
6/30/2004          14,354                  13,456
9/30/2004          14,233                  13,073
12/31/2004         16,177                  14,183



    ----------------------------------------------------------
                                 Average Annual Return/5/
                               (for the year ended 12/31/04)
    ----------------------------------------------------------
                              1 Year 3 Year Since Inception/6/
    ----------------------------------------------------------
    Met/AIM Mid Cap Core
    Equity Portfolio--Class A 14.60%    --         9.14%
--  Class B                   14.32%  8.75%       11.42%
    Class E                   14.49%    --         7.19%
    ----------------------------------------------------------
- - Russell Midcap Index/4/   20.22% 12.17%       16.03%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the Index had a market capitalization of $12.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                  For the year ended 12/31/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK
In 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted gains, and the U.S. economy grew at a healthy pace. Following a swift and decisive conclusion to the presidential election, the markets surged, after posting only modest gains in the months prior. For the year, the Dow Jones Industrial Average/1/ was up 5.40%, the NASDAQ Composite Index/2/ was up 8.59%, and the S&P 500 Index/3/ was up 10.87%. Gross Domestic Product (GDP) growth for the third quarter was revised to 4.0%, which was slightly ahead of expectations. Estimates for fourth quarter GDP growth have ranged between 3-4%.

Manufacturing activity was robust as the widely recognized Institute for Supply Management index (ISM) remained above 60 in the first half of the year, and after declining slightly, it stayed well above the expansion level of 50 in the second half. Within these reports, the employment component of the index showed signs of consistent improvement. In fact, the overall employment picture improved throughout the year as the unemployment rate fell to 5.4% by the end of December. Job creation improved in 2004, although the payroll figures were volatile, ranging dramatically from month to month.

Consumer confidence got a boost from the improving employment situation, hitting its highest level since 2002. The Conference Board's Index of Consumer Confidence finished the year at 102.3, off its July peak, but still quite strong due to a positive consumer outlook. Consumer spending also remained healthy, despite rising energy costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained healthy throughout the year even as a series of interest rate increases began in June.

An economic expansion appears to be underway as corporate profits have strengthened significantly, and the labor market has solidified. While there is some concern about the viability of the consumer and another spike in oil prices, many indicators point to economic health. In response to these factors, the Federal Open Market Committee raised interest rates by a total 125 basis points in 2004, bringing the Federal Funds rate to 2.25% by the end of the year. The Committee indicated that more measured rate increases are expected in 2005, as they see evidence of continued economic growth.

PORTFOLIO OVERVIEW
For the year ended December 31, 2004, the Met/AIM Small Cap Growth Portfolio--class B shares posted a return of 6.43%, underperforming its benchmark, the Russell 2000 Index/4/, which posted a return of 18.33%. Portfolio managers held overweight positions in the consumer discretionary, health care, and information technology sectors, and underweight positions in the financials, industrials and materials sectors, relative to the Russell 2000 Index.

The Portfolio's underperformance relative to the Russell 2000 Index in 2004 was largely due to performance issues in the first and third quarters of 2004. Stronger relative performance in the second and fourth quarters did not compensate for the underperformance in the previous time periods. Stock picking and limited exposure to the financials sector was largely responsible for the Portfolio's relative underperformance. Stock selection in the health care sector also detracted from the Portfolio as pharmaceuticals holdings performed poorly during 2004. Stock selection in the consumer discretionary sector positively contributed to relative performance as leisure stocks and specialty retailers performed well.

On September 8, 2004, Juliet S. Ellis and Juan R. Hartsfield replaced Ryan Crane, and assumed the management duties for this portfolio. Since taking over the portfolio, the management team has taken steps to reduce the total number of holdings within the Portfolio, and to increase average position weights in individual holdings. In addition, managers are taking steps to become somewhat more diversified across sectors in order to mitigate large sector bets. As a result of these changes, Portfolio managers believe that volatility may be reduced somewhat. In addition, relative performance in the fourth quarter was significantly improved.

Going forward, the new management team will use a combination of disciplined portfolio construction and a fundamentally based stock selection process to identify small cap companies with high growth potential, as demonstrated by consistent and accelerating earnings growth.

JULIET S. ELLIS
Portfolio Manager
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               iShares Nasdaq Biotechnology Index Fund   1.64%
               --------------------------------------------------
               Websense, Inc.                            1.10%
               --------------------------------------------------
               Microsemi, Corp.                          1.06%
               --------------------------------------------------
               Trimble Navigation, Ltd.                  1.06%
               --------------------------------------------------
               Beazer Homes USA, Inc.                    1.02%
               --------------------------------------------------
               Macromedia, Inc.                          1.01%
               --------------------------------------------------
               CoStar Group, Inc.                        0.96%
               --------------------------------------------------
               Flir Systems, Inc.                        0.95%
               --------------------------------------------------
               P.F. Chang's China Bistro, Inc.           0.93%
               --------------------------------------------------
               United Industrial Corp.                   0.92%
               --------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/30/04

                                    [CHART]

Non-Cyclical                 25.6%
Industrials                  16.4%
Cyclical                     20.4%
Financials                    9.3%
Energy                        4.9%
Basic Materials               2.0%
Technology                   15.5%
Communications                5.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                  For the year ended 12/31/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 Met/AIM Small Cap Growth Portfolio managed by
            AIM Capital Management, Inc. vs. Russell 2000 Index/4/
                           Growth Based on $10,000+

                                    [CHART]


                   Russell          Met/AIM Small
                 2000 Index     Cap Growth Portfolio
                -----------     --------------------
10/09/2001        $10,000            $10,000
12/31/2001         11,891             11,890
03/31/2002         12,365             11,540
06/30/2002         11,333             10,040
09/30/2002          8,908              8,190
12/31/2002          9,456              8,620
03/31/2003          9,031              8,290
06/30/2003         11,146             10,010
09/30/2003         12,158             10,749
12/31/2003         13,923             11,969
03/31/2004         14,795             12,229
06/30/2004         14,865             12,380
09/30/2004         14,439             11,279
12/31/2004         16,474             12,739



    ----------------------------------------------------------
                                 Average Annual Return/5/
                               (for the year ended 12/31/04)
    ----------------------------------------------------------
                              1 Year 3 Year Since Inception/6/
    ----------------------------------------------------------
    Met/ AIM Small Cap
    Growth Portfolio--Class A  6.73%    --         2.71%
--  Class B                    6.43%  2.33%        7.79%
    Class E                    6.58%    --         3.84%
    ----------------------------------------------------------
- - Russell 2000 Index/4/     18.33% 11.48%       16.68%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $607.1 million; the median market capitalization was approximately $496.4 million; The largest company in the Index had a market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value Portfolio               For the year ended 12/31/04
Managed by Goldman Sachs Asset Management, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
For the period since the Portfolio's inception on May 1, 2004 through December 31, 2004, Met Investors Series Trust Goldman Sachs Mid-Cap Value
Portfolio--class A shares returned 20.98% on a gross basis versus 22.61% for its benchmark, the Russell Midcap Value Index/1/.

MARKET REVIEW
For the first time since 1999, U.S. equities posted positive returns in consecutive years. With the overhang of the U.S. Presidential election finally removed, much of the market's gains for 2004 came in the fourth quarter. Industry headlines centered on the retreat of oil prices from October's record high levels. On the economic front, improving trends further bolstered investor sentiment as job growth appeared to gain traction, while inflation remained at a moderate rate.

PORTFOLIO POSITIONING
Since the Portfolio's inception, its holdings in the financial, consumer staples, and basic materials sectors performed the strongest. Conversely, returns in technology, services and utilities were more subdued.

The Portfolio's top contributor to performance was Abercrombie and Fitch Co.--Class A, (2.0% of the Portfolio). Despite missing high sales targets in the third quarter 2004, the specialty retailer has benefited from changes in merchandising strategies, enabling it to better compete with department store labels and improve same store sales. In Technology, Activision, Inc., (1.0%) enhanced results. The video game maker/marketer increased its earnings guidance for 2005 and reported better than expected holiday sales. Another notable performance contributor was Williams Companies, Inc., (2.1%), the one time troubled natural gas company. In the fourth quarter 2004, Williams Companies, Inc., announced further progress in its debt reduction efforts and increased its dividend for the first time in two years. We believe the dividend increase and its magnitude, from one cent to five cents, signaled to investors the near completion of its multi-year restructuring program.

In Technology, the top detractor from performance was Ditech Communications Corp. (0.2%). The telecom equipment supplier reported earnings that fell short of high revenue expectations due to an order disruption in Asia and soft demand in North America. The company's management, which we consider conservative, also guided revenue forecasts to more achievable levels. We have added to the Portfolio's position throughout the year and believe it is operating at margins well below historical peak levels and trades at a valuation discount to its peers. First Energy Corp. (1.7%) in Utilities also experienced weakness after it announced a plan to expand investments in the infrastructure of its utility businesses. We believe this investment spending, which we had previously hoped to be focused on rate-based activities, may now detract from their ability to sustain their level of free cash flow. Although the Portfolio continues to hold the stock, we will closely monitor the situation for further developments.

OUTLOOK
As we proceed into the New Year, we believe the outlook for 2006's company earnings and prospects will keep investors attentive. We believe our portfolios, built from the bottom-up and based on first-hand fundamental research, have the potential to perform well through a full market cycle. In addition, we feel our reality-based approach to valuation, using industry-specific, cash flow-oriented valuation metrics, allows us to better assess potential investments within each industry group.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above.

Holdings are as of December 31, 2004. Holdings and allocations referenced in the Portfolio Positioning paragraph are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Portfolio invests in mid-capitalization securities. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Portfolio may invest in foreign securities and emerging market securities. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and political developments.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   istar Financial, Inc. (REIT)      2.95%
                   ------------------------------------------
                   PPL Corp.                         2.86%
                   ------------------------------------------
                   Abercrombie & Fitch Co. Class A   2.65%
                   ------------------------------------------
                   Williams Companies, Inc. (The)    2.44%
                   ------------------------------------------
                   Regions Financial Corp.           2.25%
                   ------------------------------------------
                   Lennar Corp. Class A              2.16%
                   ------------------------------------------
                   EOG Resources, Inc.               2.15%
                   ------------------------------------------
                   Activision, Inc.                  2.07%
                   ------------------------------------------
                   M&T Bank Corp.                    1.90%
                   ------------------------------------------
                   Health Net, Inc.                  1.90%
                   ------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Non-Cyclical               10.4%
Technology                  6.4%
Communications              4.3%
Cyclical                   15.2%
Industrials                 8.9%
Energy                     11.3%
Financials                 30.0%
Basic Materials             4.8%
Utilities                   8.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value Portfolio               For the year ended 12/31/04
Managed by Goldman Sachs Asset Management, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               Goldman Sachs Mid-Cap Value Portfolio managed by
    Goldman Sachs Asset Management, L.P. vs. Russell Mid Cap Value Index/1/
                           Growth Based on $10,000+

                                    [CHART]

             Russell Mid Cap          Goldman Sachs
               Growth Index      Mid-Cap Value Portfolio
             ---------------     -----------------------
  5/1/2004      $10,000                 $10,000
 6/30/2004       10,622                  10,620
 9/30/2004       10,807                  10,740
12/31/2004       12,262                  12,098



    -------------------------------------------------------------
                                       Cumulative Return/2/
                                  (for the period ended 12/31/04)
    -------------------------------------------------------------
                                        Since Inception/3/
    -------------------------------------------------------------
    Goldman Sachs Mid Cap
    Value Portfolio--Class A                  20.98%
--  Class B                                   20.85%
    -------------------------------------------------------------
- - Russell Midcap Value Index/1/             22.61%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio              For the year ended 12/31/04
Managed by Harris Associates L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW
THE "CURRENCY PENDULUM"
Invariably, as currency movements aggressively sway from one extreme to the next, analysts and commentators clamor to explain such volatility. In particular, they try to predict future trends by extrapolating from the recent past. Ultimately, the value of a nation's currency is underpinned by that country's production/economic prowess in an absolute--and more importantly--a relative sense. This quarter, as the dollar hits five year lows versus many European and Asian currencies, some experts conveniently proclaim that the dollar's continued fall is not only likely, but certain. The usual excuse given is because of the "twins"--the US budget and current account deficits. To debunk the dollar bears' arguments about the twin deficits, we would remind them that the US debt-to-Gross Domestic Product (GDP) situation is better than Japan (45% compared to over 100%) and Europe (45% compared to 65% and over). The U.S. fiscal deficit is projected to fall over the next few years and, at approximately 3 - 3.5% of GDP, it is not much different than the Euro economies or Japan. While the US has a current account deficit, by definition it has a capital account surplus. This means that though the U.S. runs a trade deficit, this deficit is largely financed by the willingness of foreigners to invest in America. Why do we feel this foreign investment will continue? There are several reasons. The US still has the largest, most stable economy in the world and is extremely competitive when one considers regulation, productivity of labor, unit labor costs, and capital's ability to control its destiny. The US is the largest consumer market in the world, and foreign companies will continue to seek a US presence. The US also has the largest and deepest capital markets in the world.

Who knows what will happen in the short term? However, we believe that over time, fundamental forces will re-assert themselves, and the pendulum will change directions.

PORTFOLIO PERFORMANCE REVIEW
During the year ending December 31, 2004, the Morgan Stanley EAFE Index/1/ returned 20.7%. During this same period, your Portfolio out-performed the index with a 22.1% return. The greatest contributors to performance relative to the benchmark were stock selection in France and an overweight position in Mexico. The greatest detractors from performance relative to the benchmark were stock selection in Germany and Ireland. The share price of Grupo Televisa S.A. (ADR) has had a terrific run over the past two years, and for the calendar year ended December 31, 2004, it generated the most significant positive contribution to the Portfolio's performance. Higher than expected profit growth this year, coupled with the market's continued recognition of the company's improved shareholder orientation, helped drive share price performance. Bank of Ireland was another strong contributor to the portfolio. The Bank displayed its resilience and the quality of its franchise in 2004, facing down the challenges of increased competition, a slowing Irish economy, and a change in CEO. Neopost S.A. reported strong organic growth during the period, and management has increased their earnings guidance for the year.

OUTLOOK
It was a good year of performance, but we still see interesting opportunities. Given the quality of the holdings and the attractive valuation of the Portfolio, we remain optimistic about potential price appreciation. Thank you for your continued confidence.

DAVID G. HERRO
MICHAEL J. WELCH
Portfolio Managers
Harris Associates L.P.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  GlaxoSmithKline Plc                 3.66%
                  --------------------------------------------
                  Bank of Ireland                     3.57%
                  --------------------------------------------
                  Diageo Plc                          3.46%
                  --------------------------------------------
                  Nestle S.A.                         3.10%
                  --------------------------------------------
                  Bayerische Motoren Werke (BMW) AG   2.89%
                  --------------------------------------------
                  Euronext N.V.                       2.82%
                  --------------------------------------------
                  Takeda Pharmaceutical Co., Ltd.     2.79%
                  --------------------------------------------
                  Credit Suisse Group                 2.73%
                  --------------------------------------------
                  Cadbury Schweppes Plc               2.70%
                  --------------------------------------------
                  Deutsche Boerse AG                  2.61%
                  --------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]


France                    12.8%
Germany                    9.3%
Ireland                    3.7%
Italy                      5.2%
Japan                      7.5%
Netherlands                7.3%
South Korea                5.8%
Switzerland               16.5%
United Kingdom            23.0%
Others                     8.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio              For the year ended 12/31/04
Managed by Harris Associates L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               Harris Oakmark International Portfolio managed by
                 Harris Associates L.P. vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    MSCI EAFE           Harris Oakmark
                     Index         International Portfolio
                   ----------      -----------------------
10/09/2001          $10,000                $10,000
12/31/2001           10,391                 10,969
03/31/2002           10,450                 10,787
06/30/2002           10,249                 10,473
09/30/2002            8,231                  8,713
12/31/2002            8,765                  8,984
03/31/2003            8,052                  7,890
06/30/2003            9,627                  9,855
09/30/2003           10,415                 10,534
12/31/2003           12,196                 12,124
03/31/2004           12,733                 12,585
06/30/2004           12,789                 12,882
09/30/2004           12,760                 12,903
12/31/2004           14,720                 14,612




    -----------------------------------------------------------------
                                        Average Annual Return/2/
                                      (for the year ended 12/31/04)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
    Harris Oakmark
    International Portfolio--Class A 20.80%    --        10.45%
--  Class B                          20.52% 10.04%       12.47%
    Class E                          20.69%    --        11.66%
    -----------------------------------------------------------------
- - MSCI EAFE Index/1/               20.70% 12.31%       12.70%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Prior to December 31, 2002 this Portfolio was managed by State Street Research & Management Company.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                   For the year ended 12/31/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW
The Portfolio--Class A shares gained 8.82% for the fiscal year ended December 31, 2004, yet trailed its benchmark, the S&P 500 Index/1/, which returned 10.87% during the period.

The difference in performance between the Portfolio and the S&P 500 Index can be explained in part to our decision to hold a larger position than the Index in information technology and the weak performance of a number of our holdings in this sector. Meanwhile an area of the market in which we performed better than the Index was financials, where strong stock selection contributed solidly to the Portfolio's relative performance.

INVESTMENT STRATEGY
My strategy over the past 12 months was to balance exposure to economically sensitive stocks with those less reliant on the economy for earnings growth. My objective was to enable the Portfolio to benefit if the economy grew strongly, while allowing it to participate in earnings growth if economic expansion remained muted. The market was choppy during the period due to uncertainties such as the strength of the recovery, election outcome, potential terrorism effects, rising oil prices, and increasing interest rates and therefore many economically sensitive stocks did not perform well. Looking at specific holdings, the strongest positive contributors to performance were those that were less reliant upon the economy.

STRONG PERFORMERS INCLUDE INTERNET, AUDIO/VIDEO, HEALTHCARE AND OIL COMPANIES Our largest performance aide was Internet search company, Yahoo! Inc. The company has been a beneficiary of the strong secular growth of Internet advertising, which is only about 3% of total marketing dollars spent, but 14% of total media consumption. Over the next 7 years, if online advertising managed to capture 10% dollar share, the industry would quadruple, assuming nominal worldwide Gross Domestic Product (GDP) growth of 3% and similar growth in total advertising. Yahoo! Inc., is reaping the rewards of refocusing its sales effort from high volume, low price banner ads to higher fee "sponsored search" revenue. It has upgraded its search and personal page functions and is continuing to monetize its impressive subscriber base. The company has almost no capital costs, so I believe incremental revenue growth is highly profitable.

Another top performer was Harman International Industries, Inc., which makes high-quality audio products and electronic systems. The company was recently awarded lucrative contracts with automakers BMW and Mercedes Benz to provide audio and "infotainment" systems for their luxury cars. I believe these contracts will give the company tremendous visibility in revenue and earnings growth over the next few years, while management works to penetrate domestic and Asian auto manufacturers.

With its demand growing regardless of economic climate, healthcare remains an area of emphasis in the Portfolio. Among our biggest contributors for the year was UnitedHealth Group, Inc. We invested in UnitedHealth Group, Inc., because of its evolving business model from capital-intensive, risk-based insurance to a higher-margin, non-risk service/outsourcing model. The company capitalizes on the increasing utilization of healthcare amongst the population and corporate America's desire to share more healthcare costs with its employees. Pricing has been strong for managed care as increases have been passed on in the form of higher copays and tiered drug pricing, while underlying costs have been very tightly controlled. Finally, we expect that UnitedHealth Group, Inc.'s merger with Oxford Health Plans should enable the company to gain a market leading position in New England and cut costs as the company's call centers and information systems are consolidated.

On the more economically sensitive side, Total Fina Elf S.A. (ADR) benefited from record oil prices. The company has had superior production growth of 5% (industry growth 2-3%) and lower decline rates than the rest of the industry.
We believe that Total Fina Elf S.A. (ADR) still has merger efficiencies to exploit, particularly in upstream investments. The company's Sanofi-Synthelabo S.A., lock has expired, allowing the company to release the value of this stake, in addition to its strong free cash flow, to return cash to shareholders.

SELECT RETAIL AND SEMICONDUCTOR STOCKS DETRACTED FROM THE PORTFOLIO'S RESULTS After boosting the economy last year, consumers slowed spending levels in the face of higher mortgage rates, record oil prices, and tepid job growth. Companies responded by competing fiercely over the remaining dollars spent. Two of our biggest detractors to performance were in the retail sector. Amazon, the online retail operator, underperformed as operating margin leverage in the United States was lackluster as the company reinvested cost savings into lower prices and aggressive free shipping campaigns for customers.

A new position, Gap, Inc., was hampered by industry-wide, slower same-store sales after the anniversary of 2003's tax rebates and as gasoline prices rose. We were attracted to Gap, Inc., because we believe the new management team is redirecting the company's performance metrics to economic value-added, free cash flow, and earnings growth. The company is improving balance sheet management, focusing on supply chain initiatives, and finding sourcing opportunities. Unfortunately, the challenging retail environment, along with the company's miss of fashion trends, overwhelmed the positive management moves.

The long-awaited pickup in corporate capital spending was delayed as companies continued to tightly control their discretionary expenses and grappled with rising commodity prices. Technology shares experienced a sharp pullback as inventory levels began to rise due to the large capacity additions of the previous year while demand was lower than expected. Orders for new semiconductor capital equipment were pushed out, hurting Applied Materials, Inc.'s performance and detracting from our results. Texas Instruments, while benefiting from wireless and consumer electronics demand, was also negatively impacted by its weak revenue growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                   For the year ended 12/31/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



INVESTMENT STRATEGY AND OUTLOOK
Looking ahead, in my opinion the economy has several hurdles to overcome: corporate profits may be under pressure due to rising labor and raw material costs; record consumer debt levels and high gasoline prices could continue to take a toll on consumer spending; international demand may weaken as China continues to rein in growth and the other world economies are also impacted by high commodity prices; and the looming U.S. budget deficit may weigh on the bond market. In this environment, I expect to see the nervousness in the market to continue, so the Portfolio remains balanced and invested in stocks that we believe can grow organically and return shareholder value through intelligent capital allocation.

Thanks for your confidence and investment.

CLAIRE YOUNG
Portfolio Manager
Janus Capital Management LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Yahoo!, Inc.                      3.26%
                   ------------------------------------------
                   Four Seasons Hotels, Inc.         2.58%
                   ------------------------------------------
                   UnitedHealth Group, Inc.          2.26%
                   ------------------------------------------
                   Roche Holding AG                  2.06%
                   ------------------------------------------
                   Total Fina Elf S.A. (ADR)         1.96%
                   ------------------------------------------
                   Maxim Integrated Products, Inc.   1.92%
                   ------------------------------------------
                   Neurocrine Biosciences, Inc.      1.89%
                   ------------------------------------------
                   Whole Foods Market, Inc.          1.86%
                   ------------------------------------------
                   Chicago Merchantile Exchange      1.83%
                   ------------------------------------------
                   Varian Medical Systems, Inc.      1.79%
                   ------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                     [CHART]


Technology             16.9%
Non-Cyclical           28.5%
Cyclical               19.0%
Industrials             4.2%
Financials              8.5%
Communications          7.4%
Energy                 10.4%
Diversified             3.6%
Basic Materials         1.5%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                   For the year ended 12/31/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 Janus Aggressive Growth Portfolio managed by
               Janus Capital Management LLC vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]


                                Janus Aggressive
             S&P 500 Index      Growth Portfolio
             -------------      ----------------
 2/01          $10,000             $10,000
 3/01            8,512               7,970
 6/01            9,010               8,300
 9/01            7,687               6,220
12/01            8,509               7,400
 3/02            8,533               7,430
 6/02            7,389               6,260
 9/02            6,113               5,250
12/02            6,628               5,341
 3/03            6,420               5,351
 6/03            7,408               6,041
 9/03            7,605               6,251
12/02            8,531               6,991
 3/04            8,675               7,042
 6/04            8,824               7,242
 9/04            8,659               6,832
12/04            9,458               7,582



    --------------------------------------------------------
                               Average Annual Return/2/
                             (for the year ended 12/31/04)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/3/
    --------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A       8.82%    --         0.95%
--  Class B                  8.44%  0.81%       -6.88%
    Class E                  8.58%    --        18.87%
    --------------------------------------------------------
- - S&P 500 Index/1/        10.87%  3.59%       -1.41%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/03. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio               For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The economy's real growth rate increased for the third straight year in 2004, rising to over 4 percent from 3 percent in 2003. Leading the economic expansion was robust business spending. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a favorable bonus depreciation schedule.

As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4 percent, nearly 50 basis points below its long-run average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80 percent between February and October reaching $50 a barrel, before moderating in the final quarter of the year. Investors were also concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

The best performing sectors in 2004 included energy, telecommunication services, and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a favorable depreciation schedule, and the strong economy. The worst performing sectors of 2004 were healthcare, information technology, consumer staples, and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest-rate environment weakened financials.

By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, stocks advanced 9 percent for the year, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

EQUITY COMPONENT
Stock selection within the materials sector was the primary contributor to relative performance versus the S&P 500 Index/1/ during the twelve-month period ended December 31, 2004. In particular, agricultural products maker Monsanto Co., (1.7% of Portfolio weighting) benefited from strong earnings and better than expected free cash flow generation. Also within the sector, Eastman Chemical Co.'s (2.5% of Portfolio weighting) stock price reacted favorably as the chemical manufacturer announced earnings that were above consensus estimates for both second and third quarter. The earnings surprises led to increased 2004 and 2005 forecasts. Stock selection within the consumer discretionary sector also aided performance. Auto parts distributor Genuine Parts Co. (2.1% of Portfolio weighting) was also a strong performer resulting from their announcement of strong sales and earnings.

Stock selection within the utilities sector detracted from performance. The Portfolio's holdings in general did not keep pace with the S&P 500 Index/2/ returns. Within the sector, weak performer Northeast Utilities (1.9% of Portfolio Weighting) declined after reducing earnings guidance due to aggressive price competition in its unregulated energy business. Additionally, stock selection within the telecomm services sector hurt performance. In particular, shares of SBC Communications, Inc. (2.0% of Portfolio weighting) posted weak returns as investor's concerns increased about wireless and internet- based telephony competition.

BOND COMPONENT
The bond component of the Portfolio benefited from its large allocation to high yield, which represented nearly 60% of the bond portion. A "shortage of yield" continued to support the mid- and lower quality segments of the fixed income market. Although quality spreads have tightened, we believe that this search for yield will continue to fuel demand in these areas. The Portfolio's emphasis on lower rated, high yield bonds proved beneficial during the year. We were overweight on B-rated securities, which tended to outperform BB-rated. Access to capital has allowed companies to improve balance sheet quality and consequently default rates have been quite low. All these factors have helped to increase investors' acceptance of sub-investment grade issues, and thus to compress yield spreads. In a similar fashion, convertible securities benefited from rising earnings and participation in the stock market up trend. Both high yield and convertibles broadly outperformed the aggregate US bond market during the year.

OUTLOOK
In the equities market, the Portfolio continues to focus on the securities that offer high relative value and possess an attractive yield component. This 'bottoms-up' methodology is currently focused on stocks traditionally seen as cyclical--chemicals, paper, retailers and manufacturing companies primarily in North American markets. Lord

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio               For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Abbett anticipates the U.S. dollar should continue to weaken and that, combined with a strengthening domestic economy, this trend should benefit the Portfolio's holdings.

We believe in the short-term, the shortage of yield will drive demand for high yield and support our allocation to this sector. While high yield spreads are the tightest seen in many years, we don't think this poses an immediate risk to high yield bonds. We believe fundamentals, such as strong corporate balance sheets and increasing profits, support our constructive view and allocation to high yield debt. Taking a longer-term standpoint we are beginning to feel that high yield valuations could suppress this segment's attractiveness. If spreads continue to compress, we should begin to find value in higher quality segments of the market. Risks to our outlook, such as a surge in inflationary pressures or a dramatic weakening in earnings or the dollar, would prompt us to hasten the transition of the Portfolio to higher quality holdings. We are carefully evaluating each holding as spreads narrow. Issue selection continues to be the key to sustainable performance.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Edward von der Linde and Christopher J. Towle. Messrs. Von der Linde and Towle, Partners of Lord Abbett, have been with Lord Abbett since 1985 and 1980 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as December 31, 2004; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the Federal Deposit Insurance Corporation, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             Tupperware Corp.                              2.56%
             ------------------------------------------------------
             Eastman Chemical Co.                          2.41%
             ------------------------------------------------------
             Ameren Corp.                                  2.30%
             ------------------------------------------------------
             Bristol-Myers Squibb Co.                      2.22%
             ------------------------------------------------------
             The ServiceMaster Co.                         2.19%
             ------------------------------------------------------
             H.J. Heinz Co.                                2.11%
             ------------------------------------------------------
             R.R. Donnelley & Sons Co.                     2.10%
             ------------------------------------------------------
             Healthcare Realty Trust, Inc.(REIT)           2.06%
             ------------------------------------------------------
             NiSource, Inc.                                2.06%
             ------------------------------------------------------
             Health Care Property Investors, Inc. (REIT)   2.06%
             ------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Common Stock                              71.2%
Corporate Bonds & Debt Securities         22.7%
Convertible Bonds                          3.5%
Preferred Stock                            2.6%





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio               For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               Lord Abbett America's Value Portfolio managed by
                  Lord, Abbett & Co. LLC vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]



                S&P 500        Lord Abbett America's
                  Index           Value Portfolio
                --------       ---------------------
 5/01/2003      $10,000             $10,000
 6/30/2003       10,662              10,440
 9/30/2003       10,945              10,770
12/31/2003       12,278              12,104
 3/31/2004       12,485              12,524
 6/30/2004       12,700              12,781
 9/30/2004       12,462              13,069
12/31/2004       13,613              14,251




    ---------------------------------------------------------------
                                          Average Annual Return/2/
                                            (for the year ended
                                                 12/31/04)
    ---------------------------------------------------------------
                                          1 Year Since Inception/3/
    ---------------------------------------------------------------
--  Lord Abbett America's Value Portfolio 17.73%      23.64%
    ---------------------------------------------------------------
- - S&P 500 Index/1/                      10.87%      20.32%
    ---------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
In 2004, the Federal Reserve Board (the Fed) raised interest rates five times to 2.25%, the US dollar suffered a substantial correction, and energy prices spiked to above $50 a barrel, although they have recently settled back to the low-mid $40's area. Despite this, the bond market continued to be quite resilient. High yield and convertible bonds both performed well in 2004. The Merrill Lynch High Yield Master II Index/1/ posted a 10.87% total return and the Merrill Lynch All U.S. Convertible Securities Index/2 /returned 9.61%. Both high yield and convertibles broadly outperformed the aggregate US bond market, with the Lehman Brothers Aggregate Bond Index/3/ posting a 4.34% gain during the twelve-month period ended December 31, 2004. For comparison, the S&P 500 Index/4/ was up 10.88%.

Similar to 2003, in 2004 lower-rated credits outperformed higher-rated credits across all sectors of the high yield market. Within the high yield market, C-rated bonds outperformed B-rated, which outperformed the higher rated BB. In the convertible market, the speculative grade issues beat investment grade issues as well. Even in the high-grade portion of the market, the highest yielding investment grade companies led that sector's advance.

PORTFOLIO REVIEW
The Portfolio benefited from its large allocation to high yield, which represented approximately 65% of the Portfolio. A "shortage of yield" continued to support the mid- and lower quality segments of the fixed income market. Although quality spreads have tightened, we believe that this search for yield will continue to fuel demand in these areas. The Portfolio's emphasis on lower rated, high yield bonds proved beneficial during the year. We were overweight on B-rated securities, which tended to outperform BB-rated. Access to capital has allowed companies to improve balance sheet quality and consequently default rates have been quite low. All these factors have helped to increase investors' acceptance of sub-investment grade issues, and thus to compress yield spreads. In a similar fashion, convertible securities benefited from rising earnings and participation in the stock market up trend. Both high yield and convertibles broadly outperformed the aggregate US bond market during the twelve-month period ended December 31, 2004.

OUTLOOK
We believe in the short-term, the shortage of yield will drive demand for high yield and support our allocation to this sector. While high yield spreads are the tightest seen in many years, we don't think this poses an immediate risk to high yield bonds. We believe fundamentals, such as strong corporate balance sheets and increasing profits, support our constructive view and allocation to high yield debt. Taking a longer-term standpoint we are beginning to feel that high yield valuations could suppress this segment's attractiveness. If spreads continue to compress, we should begin to find value in higher quality segments of the market. Risks to our outlook, such as a surge in inflationary pressures or a dramatic weakening in earnings or the dollar, would prompt us to hasten the transition of the Portfolio to higher quality holdings. We are carefully evaluating each holding as spreads narrow. Issue selection continues to be the key to sustainable performance.

CHRISTOPHER J. TOWLE
Portfolio Manager and Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2004; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the Federal Deposit Insurance Corporation, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                           Percent of
          Description                                      Net Assets
          -----------------------------------------------------------
          Fisher Scientific International, Inc.              0.90%
          -----------------------------------------------------------
          Federal Home Loan Mortgage Corp.                   0.78%
          -----------------------------------------------------------
          Qwest Capital Funding, Inc.                        0.76%
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (6.0% 05/01/33)   0.76%
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (6.0% 08/01/34)   0.75%
          -----------------------------------------------------------
          United States Treasury Note                        0.72%
          -----------------------------------------------------------
          DST Systems, Inc.                                  0.69%
          -----------------------------------------------------------
          Insight Communications Co., Inc.                   0.66%
          -----------------------------------------------------------
          Placer Dome, Inc.                                  0.65%
          -----------------------------------------------------------
          SEMCO Energy, Inc.                                 0.65%
          -----------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]


U.S. Government Agency Obligations     3.9%
Equity Securities                      3.6%
Corporate Bonds                       92.5%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


  Lord Abbett Bond Debenture Portfolio managed by Lord, Abbett & Co. LLC vs.
                                Lehman Brothers
  Aggregate Bond Index/3/ and Credit Suisse First Boston High Yield Index/5/
                           Growth Based on $10,000+

                                    [CHART]


                 First Boston
                  High Yield       Lehman Brothers       Lord Abbett Bond
                   Index              Bond Index       Debenture Portfolio
                 ------------      ---------------      -------------------
 05/1/1996         $10,000            $10,000               $10,000
05/31/1996          10,081                                   10,000
06/30/1996          10,103             10,114                10,201
09/30/1996          10,482             10,300                10,790
12/31/1996          10,945             10,609                11,288
03/31/1997          11,106             10,550                11,432
06/30/1997          11,585             10,938                12,147
09/30/1997          12,130             11,302                12,778
12/31/1997          12,326             11,636                13,052
03/31/1998          12,697             11,815                13,709
06/30/1998          12,857             12,091                13,791
09/30/1998          12,067             12,603                13,197
12/31/1998          12,397             12,646                13,869
03/31/1999          12,601             12,581                14,082
06/30/1999          12,747             12,470                14,004
09/30/1999          12,543             12,555                13,812
12/31/1999          12,804             12,540                14,341
03/31/2000          12,639             12,817                14,479
06/30/2000          12,695             13,039                14,551
09/30/2000          12,782             13,433                14,871
12/31/2000          12,135             13,998                14,465
03/31/2001          12,733             14,422                14,859
06/30/2001          12,654             14,503                14,782
09/30/2001          12,151             15,173                14,180
12/31/2001          12,837             15,179                15,010
03/31/2002          13,159             15,194                15,089
06/30/2002          12,857             15,757                14,585
09/30/2002          12,494             16,480                14,264
12/31/2002          13,234             16,739                14,950
03/31/2003          14,148             16,971                15,505
06/30/2003          15,526             17,396                16,629
09/30/2003          15,998             17,371                16,950
12/31/2003          16,931             17,427                17,867
03/31/2004          17,383             17,889                18,194
06/30/2004          17,350             17,452                18,001
09/30/2004          18,131             18,011                18,595
12/31/2004          18,958             18,182                19,374



    ------------------------------------------------------------------
                                      Average Annual Return/6/
                                   (for the year ended 12/31/04)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/7/
    ------------------------------------------------------------------
    Lord Abbett Bond Debenture
    Portfolio--Class A          8.43%  8.86%  6.20%       7.93%
--  Class B                     8.17%  8.62%    --        7.11%
    Class E                     8.25%    --     --        9.36%
    ------------------------------------------------------------------
    Lehman Brothers
- - Aggregate Bond Index/3/     4.34%  6.20%  7.71%       7.14%
    ------------------------------------------------------------------
    Credit Suisse First Boston
--  High Yield Index/5/        11.96% 13.88%  8.17%       7.66%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and Yankee high-yield bonds (dollar-denominated bonds issued in the U.S. by foreign banks and corporations), including deferred-interest bonds and payment in-kind securities. Issues included in the index have maturities of one year or more, and have a credit rating lower than BBB-/Baa3, but are not in default.

/2/Merrill Lynch All U.S. Convertible Securities Index is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.

/3/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/4/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/5/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Portfolio may invest up to 20% of net assets at market value in equity securities of large cap companies including common stock, preferred stock, convertible preferred stock, warrants and similar investments. In addition the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET REVIEW
The economy's real growth rate increased for the third straight year in 2004, rising to over 4 percent from 3 percent in 2003. Leading the economic expansion was robust business spending. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a favorable bonus depreciation schedule.

As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4 percent, nearly 50 basis points below its long-run average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80 percent between February and October reaching $50 a barrel, before moderating in the final quarter of the year. Investors were also concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

The best performing sectors in 2004 included energy, telecommunication services, and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a favorable depreciation schedule, and the strong economy. The worst performing sectors of 2004 were healthcare, information technology, consumer staples, and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest-rate environment weakened financials.

By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, stocks advanced 9 percent for the year, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

PORTFOLIO REVIEW
Stock selection within the information technology sector aided performance relative to the S&P 500 Index/1./ Apple Computer, Inc., (1.1% of Portfolio weighting) and Motorola (1.9% of Portfolio weighting) both benefited from solid quarterly earnings announcements based on strong product sales throughout the year. Within the consumer staples sector, Kraft Foods, Inc.,--Class A, (1.9% of Portfolio weighting) share price increased in response to positive industry news. Finally, stock selection within the industrials sector aided performance relative to the S&P 500 Index, during the twelve-month period ending December 31, 2004. Deere & Co., (2.8% of Portfolio weighting) announced a higher-than-expected fiscal fourth quarter earnings forecast which increased share price.

Within the consumer discretionary sector, Clear Channel Communications, Inc., (1.0% of Portfolio weighting) and Tribune Co. (1.0% of Portfolio weighting) were hurt by circulation declines and weak advertising sales. Stock selection within the financials sector detracted from relative performance as Bank of America Corp. (1.0% of Portfolio weighting) was hurt by on-going litigation with an international food company.

OUTLOOK
During the twelve-month period ended December 31, 2004, the Portfolio added selectively to the industrials, health care and consumer staples sectors, while slightly reducing the Fund's exposure to the consumer discretionary sector. The Portfolio continues to maintain a bias toward basic materials and industrial companies. Lord Abbett continues to implement the disciplined investment process and philosophy that has guided our firm for over seventy years.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Robert G. Morris, W. Thomas Hudson, Jr. and Eli Salzman. Messrs. Morris, Hudson and Salzman, Partners of Lord Abbett, have been in the investment business since 1971, 1965 and 1986 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2004; these views and the Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the Federal Deposit Insurance Corporation is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    Exxon Mobil Corp.               5.55%
                    ----------------------------------------
                    Deere & Co.                     2.84%
                    ----------------------------------------
                    J.P. Morgan Chase & Co.         2.58%
                    ----------------------------------------
                    General Electric Co.            2.45%
                    ----------------------------------------
                    International Paper Co.         2.26%
                    ----------------------------------------
                    E.I. du Pont de Nemours & Co.   2.03%
                    ----------------------------------------
                    Walt Disney Co.                 2.01%
                    ----------------------------------------
                    EMC Corp.                       1.94%
                    ----------------------------------------
                    Motorola, Inc.                  1.90%
                    ----------------------------------------
                    Kraft Foods, Inc. Class A       1.89%
                    ----------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Basic Materials             9.8%
Communications              7.1%
Cyclical                    6.7%
Energy                     12.2%
Financials                 17.4%
Industrials                19.0%
Non-Cyclical               20.1%
Technology                  7.1%
Utilities                   0.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

              Lord Abbett Growth and Income Portfolio managed by
                  Lord, Abbett & Co. LLC vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

             S&P MidCap 500/                        Lord Abbett Growth
             BARRA Value Index     S&P 500 Index    and Income Portfolio
             -------------------   -------------    --------------------
12/11/1989         $10,000             $10,000           $10,000
12/31/1989          10,210              10,215
03/31/2000          42,738              55,672            45,130
06/30/2000          40,904              54,191            44,336
09/30/2000          44,508              53,665            47,921
12/31/2000          45,233              49,463            51,971
03/31/2001          42,279              43,597            47,127
06/30/2001          44,144              46,148            49,814
09/30/2001          36,993              39,373            42,989
12/31/2001          39,937              43,582            48,973
03/31/2002          40,464              43,704            50,927
06/30/2002          36,155              37,848            45,397
09/30/2002          28,758              31,308            36,408
12/31/2002          31,605              33,950            40,184
03/31/2003          29,863              32,881            38,074
06/30/2003          35,490              37,944            44,851
09/30/2003          36,391              38,950            46,233
12/31/2003          41,653              43,694            52,664
03/31/2004          43,048              44,432            53,917
06/30/2004          43,389              45,196            54,650
09/30/2004          43,840              44,351            53,595
12/31/2004          48,193              48,445            59,475




    ------------------------------------------------------------------
                                  Average Annual Return/2/
                               (for the year ended 12/31/04)
    ------------------------------------------------------------------
                       1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ------------------------------------------------------------------
    Lord Abbett
    Growth and Income
    Portfolio--Class A 12.92%  6.67%  5.58%  12.81%       12.56%
--  Class B            12.65%  6.44%    --      --         6.97%
    ------------------------------------------------------------------
- - S&P 500 Index/1/   10.87%  3.59% -2.30%  12.07%       11.05%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio          For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The economy's real growth rate increased for the third straight year in 2004, rising to over 4 percent from 3 percent in 2003. Leading the economic expansion was robust business spending. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a favorable bonus depreciation schedule.

As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4 percent, nearly 50 basis points below its long-run average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80 percent between February and October reaching $50 a barrel, before moderating in the final quarter of the year. Investors were also concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

The best performing sectors in 2004 included energy, telecommunication services, and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a favorable depreciation schedule, and the strong economy. The worst performing sectors of 2004 were healthcare, information technology, consumer staples, and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest-rate environment weakened financials.

By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, stocks advanced 9 percent for the year, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

PORTFOLIO REVIEW
After experiencing significant volatility for much of 2004, equity markets rallied sharply in the fourth quarter. The rally gained strength, as we had anticipated, as the uncertainty surrounding the presidential election subsided. Small and Mid-cap stocks outperformed Large-cap stocks for the year, with the 20.2% gain of the Russell Midcap Index/ 1/easily outpacing the 10.9% return of the S&P 500 Index/ 2/ Value indexes significantly outperformed growth indexes across all market capitalizations last year. For 2004 as a whole, the Russell Midcap Value Index/ 3/ gained 23.7%, while the Russell Midcap Growth Index/ 4 /returned 15.5%.

The Portfolio suffered from disappointing stock selection during the twelve-month period ended December 31, 2004. The most significant detractor from the Portfolio's relative performance in 2004 compared to the Russell Midcap Growth Index was stock selection within the healthcare sector. Watson Pharmaceuticals, Inc., (no longer held), a specialty pharmaceutical company, declined due to disappointing sales in the women's health segment, and less favorable generic pricing environment. Additionally, Omnicare, Inc. (0.7% of Portfolio weighting), a provider of pharmaceutical care for seniors, fell upon reporting significantly lower gross margins caused by pricing competition and Medicare price ceilings.

Stock selection within the consumer discretionary sector was also a detractor from performance. Entercom Communications Corp. (no longer held), an owner and operator of radio stations nationwide, was hurt by slumping advertising revenue during the (typically strong) presidential election season.

The most significant contributor to the Portfolio's relative performance compared to the Russell Midcap Growth Index during 2004 was stock selection within the auto and transportation sector. Landstar Systems, Inc. (0.8% of Portfolio weighting), which provides transportation services to shippers, gained during the twelve-month period ended December 31, 2004 as the company reported a significant increase in revenue due in part to services it provided following the hurricanes that hit the Southeast.

The Portfolio also benefited from stock selection within the technology sector. CACI International, Inc., (1.8% of Portfolio weighting), an IT services company with exposure to the defense and government sectors, increased during the second half of the year due to steady growth businesses. Finally, TIBCO Software, Inc. (no longer held), a business integration company, appreciated due to solid earnings resulting from firmer demand for enterprise-wide software installations.

OUTLOOK
Moving forward into 2005, we expect the economy to grow at a healthy pace. However, as the Federal Reserve Board continues to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio          For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


incrementally raise short-term interest rates to starve off any inflationary threats, we believe corporate earnings growth will taper off from their multi-year peak that happened in mid-2004. As the broad stock markets finished strong at the end of 2004, we are beginning to take profits in many stocks in the Portfolio where, in our opinion, valuations are now full. We are looking to re-allocate capital into areas of the market less exploited and more attractively valued.

KEVIN P. FERGUSON
Portfolio Manager and Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2004; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the Federal Deposit Insurance Corporation, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                     Percent of
                 Description                         Net Assets
                 ----------------------------------------------
                 CIT Group, Inc.                       2.02%
                 ----------------------------------------------
                 Nextel Partners, Inc.                 2.01%
                 ----------------------------------------------
                 Ingersoll-Rand Co.                    1.97%
                 ----------------------------------------------
                 Avaya, Inc.                           1.88%
                 ----------------------------------------------
                 Affiliated Managers Group, Inc.       1.88%
                 ----------------------------------------------
                 CACI International, Inc.              1.78%
                 ----------------------------------------------
                 Weatherford International, Ltd.       1.71%
                 ----------------------------------------------
                 Invitrogen Corp.                      1.64%
                 ----------------------------------------------
                 Take-Two Interactive Software, Inc.   1.57%
                 ----------------------------------------------
                 Advance Auto Parts, Inc.              1.57%
                 ----------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Non-Cyclical                                                      30.2%
Industrials                                                       17.1%
Technology                                                        15.1%
Financials                                                        10.7%
Cyclical                                                          10.2%
Communications                                                     8.6%
Energy                                                             5.0%
Basic Materials                                                    3.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio          For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

             Lord Abbett Growth Opportunities Portfolio managed by
           Lord, Abbett & Co. LLC vs. Russell Midcap Growth Index/4/
                           Growth Based on $10,000+

                                    [CHART]

                   Russell Midcap            Lord Abbett Growth
                   Growth Index            Opportunities Portfolio
                ---------------------      -----------------------
 2/12/2001             $10,000                   $10,000
 3/31/2001               7,729                     8,440
 6/30/2001               8,979                     9,640
 9/30/2001               6,483                     7,710
12/31/2001               8,237                     8,930
 3/31/2002               8,092                     8,720
 6/30/2002               6,614                     7,800
 9/30/2002               5,478                     6,570
12/31/2002               5,980                     6,750
 3/31/2003               5,979                     6,770
 6/30/2003               7,101                     7,950
 9/30/2003               7,609                     8,160
12/31/2003               8,535                     9,160
 3/31/2004               8,948                     9,460
 6/30/2004               9,042                     9,471
 9/30/2004               8,650                     9,030
12/31/2004               9,856                    10,300



    -----------------------------------------------------------------
                                        Average Annual Return/5/
                                      (for the year ended 12/31/04)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/6/
    -----------------------------------------------------------------
    Lord Abbett Growth
    Opportunities Portfolio--Class A 12.76%  5.23%        2.34%
--  Class B                          12.45%  4.87%        0.76%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/4/   15.48%  6.16%       -0.37%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the Index had a market capitalization of $12.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell Midcap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect Portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The economy's real growth rate increased for the third straight year in 2004, rising to over 4 percent from 3 percent in 2003. Leading the economic expansion was robust business spending. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a favorable bonus depreciation schedule.

As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4 percent, nearly 50 basis points below its long-run average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80 percent between February and October reaching $50 a barrel, before moderating in the final quarter of the year. Investors were also concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

The best performing sectors in 2004 included energy, telecommunication services, and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a favorable depreciation schedule, and the strong economy. The worst performing sectors of 2004 were healthcare, information technology, consumer staples, and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest-rate environment weakened financials.

By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, stocks advanced 9 percent for the year, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

PORTFOLIO REVIEW
Stock selection within the materials and processing sector was the primary contributor to relative performance versus the Russell Midcap Index/1 /during the twelve-month period ended December 31, 2004. Agricultural products maker Monsanto Co. (2.0% of Portfolio weighting) performed well, as the result of strong earnings and better than expected free cash flow generation. The combination of an underweight position and stock selection within the technology sector also aided performance. The underweight position is a result of our bottom up fundamental process, and what we believe to be a lack of attractive candidates as opposed to a conscious top down decision to underweight the sector as a whole. Security software maker McAfee Inc.'s (1.8% of Portfolio weighting) stock price advanced as evidence mounted of a successful company turnaround and continued favorable demand for security software. Stock selection within the producer durables sector also aided performance. Portfolio holding Cummins (1.4% of Portfolio weighting), a maker of gas, diesel and electric engines, performed well as earnings exceeded expectations due to revenue increases, expanding margins and increased product demand.

The primary detractor from performance during the twelve-month period ended December 31, 2004 was the combination of stock selection and a relative underweight position within the financial services sector. In general, Portfolio holdings within this sector failed to keep pace with Index returns. Stock selection within the utilities sector also detracted from performance. In particular, shares of Northeast Utilities (1.3% of Portfolio weighting) declined after reducing earnings guidance due to aggressive price competition in its unregulated energy business. Additionally, within the consumer discretionary sector, shares of a clothing and apparel designer Tommy Hilfiger Corp. (0.9% of Portfolio weighting) were hurt as investors reacted to news of investigations regarding past tax practices.

OUTLOOK
We believe that we are in the middle of an economic expansion cycle, which is progressing unevenly across industries. There are pockets of supply/demand imbalances that are allowing some of the Portfolio companies to raise prices, leading to rising profitability. These pockets include such diverse areas as oilfield services, crop nutrients, coated paper, and plywood. There are also some Portfolio companies whose profitability is rising due to strong and/or improving demand for their offerings such as voice over IP telephony, security software, large scale truck engines, mail order prescriptions and eye care solutions. Finally, there are individual company situations where management is reversing poor decisions and taking proactive measures that we believe will improve profitability and generate shareholder value. We continue to find and invest the Portfolio's assets in all of these types of situations.

EDWARD VON DER LINDE
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2004; these views and the Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the Federal Deposit Insurance Corporation, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Eastman Chemical Co.         2.74%
                     -------------------------------------
                     SAFECO Corp.                 2.55%
                     -------------------------------------
                     Genuine Parts Co.            2.34%
                     -------------------------------------
                     Halliburton Co.              2.29%
                     -------------------------------------
                     Pactiv Corp.                 2.14%
                     -------------------------------------
                     Georgia-Pacific Corp.        2.11%
                     -------------------------------------
                     Hubbell, Inc. Class B        2.05%
                     -------------------------------------
                     R.R. Donnelley & Sons Co.    2.04%
                     -------------------------------------
                     Archer-Daniels-Midland Co.   2.01%
                     -------------------------------------
                     Monsanto Co.                 2.00%
                     -------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Cyclical                                                          18.0%
Basic Materials                                                   15.7%
Financials                                                        14.9%
Non-Cyclical                                                      12.4%
Industrials                                                       10.8%
Energy                                                            10.8%
Communications                                                     7.3%
Technology                                                         5.7%
Utilities                                                          4.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                Lord Abbett Mid-Cap Value Portfolio managed by
  Lord, Abbett & Co. LLC vs. Russell Midcap Index/1/ and S&P MidCap 400/Barra
                                Value Index/2/
                           Growth Based on $10,000+


                                     [CHART]


                  S&P 400                                 Lord Abbett
               MidCap/BARRA           Russell            Mid-Cap Value
                Value Index         MidCap Index           Portfolio
              --------------     ----------------        -------------
08/20/1997        $10,000              $10,000              $10,000
09/30/1997         10,630               10,561               10,440
12/31/1997         11,204               10,678               10,490
03/31/1998         12,306               11,833               11,361
06/30/1998         11,797               11,654               11,308
09/30/1998         10,169                9,927                9,383
12/31/1998         11,727               11,757               10,606
03/31/1999         10,783               11,702               10,125
06/30/1999         12,392               12,973               11,829
09/30/1999         11,185               11,858               10,940
12/31/1999         12,000               13,902               11,211
03/31/2000         12,752               15,304               12,366
06/30/2000         12,413               14,614               13,198
09/30/2000         14,033               15,609               14,890
12/31/2000         15,431               15,049               17,139
03/31/2001         14,811               13,470               16,703
06/30/2001         16,497               14,754               17,659
09/30/2001         14,351               12,119               16,267
12/31/2001         16,436               14,203               18,527
03/31/2002         18,068               14,807               19,674
06/30/2002         17,007               13,393               18,472
09/30/2002         13,864               11,031               15,754
12/31/2002         14,775               11,904               16,802
03/31/2003         13,918               11,623               15,426
06/30/2003         16,588               13,746               17,910
09/30/2003         17,782               14,631               18,796
12/31/2003         20,716               16,675               21,196
03/31/2004         21,862               17,532               22,625
06/30/2004         22,122               17,786               23,245
09/30/2004         21,949               17,637               23,317
12/31/2004         24,638               20,046               26,458






    ----------------------------------------------------------------
                                    Average Annual Return/3/
                                 (for the year ended 12/31/04)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/4/
    ----------------------------------------------------------------
    Lord Abbett Mid-Cap
    Value Portfolio--Class A 24.82% 12.61% 18.74%       14.12%
--  Class B                  24.50% 12.32%    --        12.94%
    ----------------------------------------------------------------
    S&P MidCap 400/Barra
- - Value Index/2/           18.93% 14.45% 15.47%       12.93%
    ----------------------------------------------------------------
--  Russell Midcap Index/1/  20.22% 12.17%  7.59%        9.89%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the Index had a market capitalization of $12.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Aggressive Strategy Portfolio          For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Asset Allocation Program (MAAP) is a "fund-of-funds" asset allocation program which first became available within MetLife Investors' variable insurance products on November 19, 2004. The five individual Portfolios that comprise the MAAP commenced operations on November 3, 2004.

The MetLife Aggressive Strategy Portfolio is considered the most aggressive of the five portfolios and has a macro asset class composition of 95% equity investments and 5% cash/equivalents. Considering that no single index or benchmark can accurately capture the multiple asset class design of the MetLife Aggressive Strategy Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio construction and performance evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Strategy Portfolio consists of a 76% allocation to the Wilshire 5000 Index/1/, a 19% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)/2/, and a 5% allocation to the Citigroup (CG) 3-Month Treasury-Bill Index/3/.

Due to the short operational history of the MetLife Aggressive Strategy Portfolio, commentary will not be provided except to state that the Portfolio has experienced positive net cash flows. As of December 31, 2004, the Portfolio had approximately $300 million in assets under management.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                       Percent of
                             Description               Net Assets
               --------------------------------------------------
               Lord Abbett Growth and Income Portfolio   18.99%
               --------------------------------------------------
               Davis Venture Value Portfolio             17.89%
               --------------------------------------------------
               Janus Aggressive Growth Portfolio         12.04%
               --------------------------------------------------
               Harris Oakmark International Portfolio    10.05%
               --------------------------------------------------
               Third Avenue Small Cap Value Portfolio     8.04%
               --------------------------------------------------
               MFS Research International Portfolio       7.06%
               --------------------------------------------------
               Met Series Jennison Growth Portfolio       6.97%
               --------------------------------------------------
               Harris Oakmark Focused Value Portfolio     4.99%
               --------------------------------------------------
               Met/AIM Small Cap Growth Portfolio         4.00%
               --------------------------------------------------
               PIMCO PEA Innovation Portfolio             3.95%
               --------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Registered Investment Company 100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Aggressive Strategy Portfolio          For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


       MetLife Aggressive Strategy Portfolio vs. Aggressive Benchmark/4/

                                     [CHART]

                                            Aggressive
               Aggressive Benchmark        Strategy Fund
               --------------------        -------------
 11/3/04             $10,000                   $10,000
12/31/04              10,867                    10,715


    -----------------------------------------------------------
                                     Cumulative Return/5/
                                (for the period ended 12/31/04)
    -----------------------------------------------------------
                                      Since Inception/6/
    -----------------------------------------------------------
    MetLife Aggressive Strategy
--  Portfolio--Class B                       7.15%
    -----------------------------------------------------------
- - Aggressive Benchmark/4/                  8.67%
    -----------------------------------------------------------

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/4/Aggressive Benchmark--Comprises of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/5/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class B shares is 11/3/04. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Balanced Strategy Portfolio            For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Asset Allocation Program (MAAP) is a "fund-of-funds" asset allocation program which first became available within MetLife Investors' variable insurance products on November 19, 2004. The five individual Portfolios which comprise the MAAP commenced operations on November 3, 2004.

The MetLife Balanced Strategy Portfolio is considered the "middle" or "balanced" of the five portfolios on the risk/return spectrum and has a macro asset class composition of 65% equity investments, 30% fixed income investments, and 5% cash/equivalents. Considering that no single index or benchmark can accurately capture the multiple asset class design of the MetLife Balanced Strategy Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio construction and performance evaluation purposes. Specifically, the blended benchmark for the MetLife Balanced Strategy Portfolio consists of a 52% allocation to the Wilshire 5000 Index/1/, a 13% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)/2/, a 30% allocation to the Lehman Brothers (LB) U.S. Universal Index/3/, and a 5% allocation to the Citigroup (CG) 3-Month Treasury-Bill Index/4/.

Due to the short operational history of the MetLife Balanced Strategy Portfolio, commentary will not be provided except to state that the Portfolio has experienced positive net cash flows. As of December 31, 2004, the Portfolio had approximately $1.5 billion in assets under management.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                        Percent of
                            Description                 Net Assets
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      13.06%
             -----------------------------------------------------
             Davis Venture Value Portfolio                10.99%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          9.90%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      9.87%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    8.99%
             -----------------------------------------------------
             PIMCO Total Return Portfolio                  8.87%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        6.06%
             -----------------------------------------------------
             MFS Research International Portfolio          5.07%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        4.04%
             -----------------------------------------------------
             Harris Oakmark Focused Value Portfolio        4.01%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2004

                                    [CHART]

Registered Investment Company 100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Balanced Strategy Portfolio            For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


        MetLife Balanced Strategy Portfolio vs. Balanced Benchmark/5 /

                                     [CHART]

                                             Balanced
                Balanced Benchmark         Strategy Fund
               --------------------        -------------
 11/3/04             $10,000                   $10,000
12/31/04              10,607                    10,419


    ---------------------------------------------------------
                                   Cumulative Return/6/
                              (for the period ended 12/31/04)
    ---------------------------------------------------------
                                    Since Inception/7/
    ---------------------------------------------------------
    MetLife Balanced Strategy
--  Portfolio--Class B                     4.19%
    ---------------------------------------------------------
- - Balanced Benchmark/5/                  6.07%
    ---------------------------------------------------------

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment. The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by Asubtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include expenses and is not available for direct investment.

/4/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment

/5/Balanced Benchmark--Comprises of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/6/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class B shares is 11/3/04. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Defensive Strategy Portfolio           For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Asset Allocation Program (MAAP) is a "fund-of-funds" asset allocation program which first became available within MetLife Investors' variable insurance products on November 19, 2004. The five individual Portfolios which comprise the MAAP commenced operations on November 3, 2004.

The MetLife Defensive Strategy Portfolio is considered most conservative of the five portfolios and has a macro asset class composition of 35% equity investments, 55% fixed income investments, and 10% cash/equivalents. Considering that no single index or benchmark can accurately capture the multiple asset class design of the MetLife Defensive Strategy Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio construction and performance evaluation purposes. Specifically, the blended benchmark for the MetLife Defensive Strategy Portfolio consists of a 28% allocation to the Wilshire 5000 Index/1/, a 7% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI
EAFE)/2/, a 55% allocation to the Lehman Brothers (LB) U.S. Universal Index/3/, and a 10% allocation to the Citigroup (CG) 3-Month Treasury-Bill Index/4/.

Due to the short operational history of the MetLife Defensive Strategy Portfolio, commentary will not be provided except to state that the Portfolio has experienced positive net cash flows. As of December 31, 2004, the Portfolio had approximately $125 million in assets under management.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                        Percent of
                            Description                 Net Assets
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 23.77%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     22.82%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio         13.93%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      10.13%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    7.04%
             -----------------------------------------------------
             MFS Research International Portfolio          4.08%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Core Value Portfolio    4.07%
             -----------------------------------------------------
             Met/AIM Mid Cap Core Equity Portfolio         3.03%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        2.04%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        2.03%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2004

                                    [CHART]

Registered Investment Company 100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Defensive Strategy Portfolio           For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


        MetLife Defensive Strategy Portfolio vs. Defensive Benchmark/5/

                                     [CHART]

                                             Defensive
                Defensive Benchmark        Strategy Fund
               --------------------        -------------
 11/3/04             $10,000                   $10,000
12/31/04              10,344                    10,134


    ----------------------------------------------------------
                                    Cumulative Return/6/
                               (for the period ended 12/31/04)
    ----------------------------------------------------------
                                     Since Inception/7/
    ----------------------------------------------------------
    MetLife Defensive Strategy
--  Portfolio--Class B                      1.34%
    ----------------------------------------------------------
- - Defensive Benchmark/5/                  3.44%
    ----------------------------------------------------------

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment

/5/Defensive Benchmark--Comprises of 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index.

/6/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class B shares is 11/3/04. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Growth Strategy Portfolio               For the period ended 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Asset Allocation Program (MAAP) is a "fund-of-funds" asset allocation program which first became available within MetLife Investors' variable insurance products on November 19, 2004. The five individual Portfolios which comprise the MAAP commenced operations on November 3, 2004.

The MetLife Growth Strategy Portfolio is considered the second most aggressive of the five portfolios and has a macro asset class composition of 85% equity investments, 10% fixed income investments, and 5% cash/equivalents. Considering that no single index or benchmark can accurately capture the multiple asset class design of the MetLife Growth Strategy Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio construction and performance evaluation purposes. Specifically, the blended benchmark for the MetLife Growth Strategy Portfolio consists of a 68% allocation to the Wilshire 5000 Index/1/, a 17% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI
EAFE)/2/, a 10% allocation to the Lehman Brothers (LB) U.S. Universal Index/3/, and a 5% allocation to the Citigroup (CG) 3-Month Treasury-Bill Index/4/.

Due to the short operational history of the MetLife Growth Strategy Portfolio, commentary will not be provided except to state that the Portfolio has experienced positive net cash flows. As of December 31, 2004, the Portfolio had approximately $1.4 billion in assets under management.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                        Percent of
                            Description                 Net Assets
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      18.02%
             -----------------------------------------------------
             Davis Venture Value Portfolio                16.93%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        8.05%
             -----------------------------------------------------
             Janus Aggressive Growth Portfolio             8.04%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        7.04%
             -----------------------------------------------------
             MFS Research International Portfolio          6.06%
             -----------------------------------------------------
             Met Series Jennison Growth Portfolio          4.99%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    4.98%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      4.92%
             -----------------------------------------------------
             Harris Oakmark Focused Value Portfolio        4.00%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2004

                                    [CHART]

Registered Investment Company 100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Growth Strategy Portfolio              For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


          MetLife Growth Strategy Portfolio vs. Growth Benchmark/5 /

                                     [CHART]

                                              Growth
                 Growth Benchmark          Strategy Fund
               --------------------        -------------
 11/3/04             $10,000                   $10,000
12/31/04              10,780                    10,630


    -------------------------------------------------------
                                 Cumulative Return/6/
                            (for the period ended 12/31/04)
    -------------------------------------------------------
                                  Since Inception/7/
    -------------------------------------------------------
    MetLife Growth Strategy
--  Portfolio--Class B                   6.30%
    -------------------------------------------------------
- - Growth Benchmark/5/                  7.80%
    -------------------------------------------------------

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/5/Growth Benchmark--Comprises of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/6/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class B shares is 11/3/04. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio             For the period ended 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


The MetLife Asset Allocation Program (MAAP) is a "fund-of-funds" asset allocation program which first became available within MetLife Investors' variable insurance products on November 19, 2004. The five individual Portfolios which comprise the MAAP commenced operations on November 3, 2004.

The MetLife Moderate Strategy Portfolio is considered the second most conservative of the five portfolios and has a macro asset class composition of 50% equity investments, 45% fixed income investments, and 5% cash/equivalents. Considering that no single index or benchmark can accurately capture the multiple asset class design of the MetLife Moderate Strategy Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio construction and performance evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate Strategy Portfolio consists of a 40% allocation to the Wilshire 5000 Index/1/, a 10% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI
EAFE)/2/, a 45% allocation to the Lehman Brothers (LB) U.S. Universal Index/3/, and a 5% allocation to the Citigroup (CG) 3-Month Treasury-Bill Index/4/.

Due to the short operational history of the MetLife Moderate Strategy Portfolio, commentary will not be provided except to state that the Portfolio has experienced positive net cash flows. As of December 31, 2004, the Portfolio had approximately $489 million in assets under management.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                        Percent of
                            Description                 Net Assets
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 16.80%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     15.83%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio         11.91%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      11.09%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    9.02%
             -----------------------------------------------------
             Davis Venture Value Portfolio                 7.02%
             -----------------------------------------------------
             MFS Research International Portfolio          5.09%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio         4.05%
             -----------------------------------------------------
             Met Series Jennison Growth Portfolio          4.02%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        3.04%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2004

                                    [CHART]

                    Registered Investment Company (RIC) 100.0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio            For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


         MetLife Moderate Strategy Portfolio vs. Moderate Benchmark/5/

                                     [CHART]

                                              Moderate
                Moderate Benchmark         Strategy Fund
               --------------------        -------------
 11/3/04             $10,000                   $10,000
12/31/04              10,476                    10,255


    ---------------------------------------------------------
                                   Cumulative Return/6/
                              (for the period ended 12/31/04)
    ---------------------------------------------------------
                                    Since Inception/7/
    ---------------------------------------------------------
    MetLife Moderate Strategy
--  Portfolio--Class B                     2.55%
    ---------------------------------------------------------
- - Moderate Benchmark/5/                  4.76%
    ---------------------------------------------------------

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/5/Moderate Benchmark--Comprises of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/6/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class B shares is 11/3/04. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio                For the year ended 12/31/04
Managed by Massachusetts Financial Services Company

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET ENVIRONMENT
For stock investors, 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors such as corporate spending and earnings growth triumphed and drove equity markets to solid gains for the year. During the reporting period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits, and war in Iraq--and for a time it seemed these factors would lead to flat or negative annual performance for many investments. By the last quarter of 2004, however, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues, and markets appeared to recognize that both corporate profits and economic growth were up solidly, if not spectacularly, for the year. At MFS/(R)/, we believed that as the year came to a close the global economy was still in the midst of a sustainable broad-based recovery.

CONTRIBUTORS TO PERFORMANCE
Relative to the Portfolio's benchmark, the MSCI EAFE Index/1/, financial services, energy, and consumer staples were the Portfolio's strongest-performing sectors over the period. In all three sectors, stock selection was the key contributor to relative outperformance.

In the financial services sector, top performing holdings included Erste Bank in Austria and OTP Bank in Hungary. Stocks in the energy sector that aided relative results included Hungary's largest refiner, MOL Magyar Olaj-es Gazipari (Hungarian Oil and Gas Company, or MOL) and Luxembourg-headquartered Tenaris, which manufactures steel pipe used in the oil and gas industries. Madrid-based Altadis, one of the world's biggest tobacco companies, was the largest relative contributor in the consumer staples sector. As of period-end Tenaris was no longer in the Portfolio.

Stocks in other sectors that contributed to relative results included Companhia Vale Do Rio Doce (CVRD) in Brazil, the world's largest miner of iron ore; America Movil, Latin America's largest cellular operator; and Paris-headquartered global utilities operator Suez.

DETRACTORS FROM PERFORMANCE
Relative to the Portfolio's benchmark, health care, leisure, and transportation were the Portfolio's weakest-performing sectors over the period. In all three sectors, stock selection hurt results.

U.K. pharmaceutical firm AstraZeneca was the largest single detractor in the health care sector. Japanese lens maker Tamron and Round One Corp. were the largest relative detractors in the leisure sector. U.K-based low cost airline easyJet hurt performance in the transportation sector. As of period-end Tamron and Round One Corp. were no longer held in the Portfolio.

Holdings in other sectors that detracted from relative performance included Korean firm Kookmin Bank, Japanese consumer electronics manufacturer Funai Electric, and Japanese real estate firm Leopalace21 Corp. As of period-end Kookmin Bank was no longer held in the Portfolio.

The Portfolio's cash position also detracted from relative performance. As with nearly all mutual Portfolios, this Portfolio holds some cash to buy new holdings and to provide liquidity. In a period when equity markets rose sharply, holding any cash hurt performance against our benchmark, the MSCI EAFE Index, which has no cash position.

During the reporting period, shifts in currency valuations also detracted from performance relative to the benchmark. The base currency of the Portfolio is U.S. dollars and the performance of the Portfolio and its benchmark are presented in terms of this currency. Nevertheless, specific holdings of the Portfolio and benchmark may be denominated in different currencies and, therefore, present the possibility of currency depreciation or appreciation. Because the exposures of the Portfolio and the benchmark to foreign currency movements may differ, from time to time, these movements may have a material impact on relative performance.

TEAM MANAGED
Note to investors: The Portfolio is managed by a committee of MFS equity Research Analysts. David Antonelli monitors overall Portfolio management. Mr. Antonelli had previously managed the Portfolio independently.

The opinions expressed in this annual report are those of the MFS Investment Team. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed. It is not possible to invest directly in an index. The Portfolio is actively managed and current holdings may be different.

A WORD ABOUT RISK:
The Portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to interest rate, currency exchange rate, economic, and political risks.

The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

Please see the prospectus for further information on these and other risk considerations.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Vodafone Group Plc                 2.43%
                  -------------------------------------------
                  Seiko Epson Corp.                  2.35%
                  -------------------------------------------
                  BP Plc (ADR)                       2.22%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   2.21%
                  -------------------------------------------
                  Suez S.A.                          2.09%
                  -------------------------------------------
                  Roche Holding AG                   1.97%
                  -------------------------------------------
                  Softbank Corp.                     1.83%
                  -------------------------------------------
                  Total Fina Elf S.A.                1.79%
                  -------------------------------------------
                  Deutsche Telekom AG                1.78%
                  -------------------------------------------
                  UBS AG                             1.75%
                  -------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio                For the year ended 12/31/04
Managed by Massachusetts Financial Services Company

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     MFS Research International Portfolio
        Massachusetts Financial Services Company vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]


                                             MFS Research
                 MSCI EAFE Index        International Portfolio
                 ------------------     -----------------------
02/12/2001            $10,000                   $10,000
03/31/2001              8,991                     8,830
06/30/2001              8,913                     9,150
09/30/2001              7,669                     8,040
12/31/2001              8,205                     8,486
03/31/2002              8,251                     8,516
06/30/2002              8,092                     8,375
09/30/2002              6,499                     7,154
12/31/2002              6,920                     7,484
03/31/2003              6,357                     6,993
06/30/2003              7,601                     8,018
09/30/2003              8,223                     8,521
12/31/2003              9,630                     9,882
03/31/2004             10,053                    10,306
06/30/2004             10,097                    10,335
09/30/2004             10,074                    10,477
12/31/2004             11,622                    11,814





--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

France               11.9%
Germany               3.8%
Japan                24.3%
Switzerland           6.2%
United Kingdom       21.2%
Others               18.6%
Korea                 3.9%
Mexico                3.8%
Sweden                3.4%
Brazil                2.9%

    -----------------------------------------------------------
                                  Average Annual Return/2/
                                (for the year ended 12/31/04)
    -----------------------------------------------------------
                               1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------
    MFS Research International
    Portfolio--Class A         19.72% 11.88%        6.17%
--  Class B                    19.56% 11.67%        4.39%
    Class E                    19.64% 11.77%       12.58%
    -----------------------------------------------------------
- - MSCI EAFE Index/1/         20.70% 12.31%        3.95%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Portfolio                              For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Bonds gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorist attacks after the Madrid bombing. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter. Market optimism was revived during the second quarter after a series of robust non-farm payroll growth releases suggested to investors that the economy indeed was on track. Short-term rates increased over 100 basis points during the quarter and fixed income markets sold off, giving back all the gains of the first quarter.

The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower inflation prints prompted a fall in interest rates. The rally of the third quarter continued into the last three months of the year where all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength. The Lehman Brothers Aggregate Bond Index/1/ a widely used index for the high-grade bond market, returned 4.34 percent for the year, despite a tightening cycle by the Federal Reserve that began in June. The central bank raised the federal funds rate five times during the year for a total of 125 basis points. Investors understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
PIMCO focused on quality, value and prudent diversification outside of index sectors in an environment where core bond sectors presented limited buying opportunities. The portfolio maintained AAA credit rating by investing in high quality short-term securities. Holdings remained very liquid, which helped to protect principal in a rising rate environment. Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance.

MARKET/PORTFOLIO OUTLOOK
Global growth will slow over the next year as the U.S. recovery cools and Europe and Japan prove unable to pick up the slack. Higher unit labor costs and a weaker dollar will create some inflationary pressure, but lingering overcapacity worldwide will limit this effect over a cyclical time frame. The yield on the benchmark 10-year Treasury will range between 4 and 4.5%, with the main risk to this forecast being a breakout of 25 basis points on the high side. Slack in the U.S. economy is closing but growth will be constrained by a removal of accommodative monetary and fiscal policy, as the Federal Reserve tightens and fiscal stimulus fades. Also, with its low savings rate, the U.S. must rely on foreign lenders, mainly Asian central banks, to finance its prodigious consumption and the trade deficit that accompanies it. PIMCO is skeptical that China and Japan will continue to provide this "vendor financing" on agreeable terms over the long run. In the short run, however, the game will go on, since it keeps interest rates low for U.S. borrowers and mitigates appreciation of the Chinese and Japanese currencies vs. the dollar, which would hurt export-led growth in those countries.

Europe will not add much to global growth. The European Central Bank has been reluctant to cut rates to stimulate domestic demand, exports are vulnerable to a strong euro, and business and consumer confidence remain weak. After painful currency and financial crises in the late 1990s, many EM economies opted for reform and restructuring. The results have been impressive: an increasing share of global Gross Domestic Product accumulation of record currency reserves and growing trade surpluses.

With respect to portfolio strategy, we expect to:

  . Generate competitive yields by holding high-quality domestic and Yankee commercial paper as core investments. These securities offer higher potential returns than T-bills and present minimal incremental risk.

  .  Maintain AAA credit rating by owning top quality short-term issues.

  . Retain a modest allocation to short maturity corporate issues and floating rate notes as these securities pose minimal interest rate and credit risk while enhancing portfolio yield.

  . Continue our emphasis on liquid securities that provide principal protection for the portfolio and maintain average portfolio maturity of approximately one month to ensure sufficient liquidity.

PAUL A. MCCULLEY
Portfolio Manager
Pacific Investment Management Company LLC

This report contains the current opinions of the Portfolio manager, and does not represent a recommendation of any particular security, strategy, or investment product. Such opinions are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio are not guaranteed. Mortgage-backed securities and Corporate Bonds may be sensitive to interest rates. When interest rates rise, the value of fixed income securities generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments which may be enhanced when investing in emerging markets. The credit

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Portfolio                              For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Duration is a measure of price sensitivity to interest rates and is expressed in years. Diversification does not ensure against loss.

In an environment where interest rates may trend upward, rising rates will negatively impact most bond funds, and fixed income securities held by a fund are likely to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                             Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         Lehman Brothers, Inc. Repurchase Agreement            16.19%
         --------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (1.923%, 01/24/05)    7.37%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (2.203%, 02/23/05)    5.10%
         --------------------------------------------------------------
         Fortis Funding                                         4.15%
         --------------------------------------------------------------
         Shell Finance UK Plc                                   4.15%
         --------------------------------------------------------------
         ANZ (Delaware), Inc.                                   4.14%
         --------------------------------------------------------------
         U.S.Treasury Bill ( 2.091% 04/07/05)                   3.65%
         --------------------------------------------------------------
         CBA Finance, Inc. (1.970%, 01/10/05)                   3.46%
         --------------------------------------------------------------
         Bank Ireland Governor & Co.                            3.45%
         --------------------------------------------------------------
         ABN Amro North America, Inc.                           3.45%
         --------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Commercial Paper                            47.1%
U.S. Government & Agency Obligations        30.2%
Repurchase Agreements                       16.4%
Foreign Government                           3.4%
Corporate Notes                              2.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Portfolio                              For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

   Money Market Portfolio (Formerly PIMCO Money Market Portfolio) managed by Pacific Investment Management Company LLC vs. Citigroup 3-Month Treasury Bill
                                   Index/2/
                           Growth Based on $10,000+

                                    [CHART]

               Citigroup 3-Month            Money Market
              Treasury Bill Index            Portfolio
             ---------------------         --------------
 2/12/2001         $10,000                    $10,000
 3/31/2001          10,087                     10,060
 6/30/2001          10,195                     10,157
 9/30/2001          10,288                     10,235
12/31/2001          10,355                     10,282
 3/31/2002          10,400                     10,310
 6/30/2002          10,446                     10,341
 9/30/2002          10,491                     10,368
12/31/2002          10,532                     10,393
 3/31/2003          10,563                     10,410
 6/30/2003          10,593                     10,422
 9/30/2003          10,619                     10,430
12/31/2003          10,645                     10,438
 3/31/2004          10,669                     10,448
 6/30/2004          10,695                     10,456
 9/30/2004          10,729                     10,468
12/31/2004          10,776                     10,500





    ----------------------------------------------------------------
                                       Average Annual Return/3/
                                     (for the year ended 12/31/04)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/4/
    ----------------------------------------------------------------
    Money Market Portfolio--Class A  0.83%    --        0.94%
--  Class B                          0.60%  0.71%       1.27%
    ----------------------------------------------------------------
    Citigroup 3-Month Treasury Bill
- - Index/2/                         1.24%  1.34%       1.93%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio              For the year ended 12/31/04
Managed by Neuberger Berman Management, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
The broad universe of equity Real Estate Investment Trusts (REITs), as measured by the NAREIT Equity REIT Index/1/, increased 37.51% since the inception of the Portfolio (5/3/04) through 12/31/04, compared with 29.74% for the Neuberger Berman Real Estate Portfolio--Class A shares. Over the final six months of the year, the Portfolio outperformed the Index with a return of 25.34% as compared to 24.71% for the Index. This strong performance outpaced that of broad equity markets as measured by the S&P 500 Index/1/.

Over the second half of the year, more cyclically or economically sensitive sectors posted the strongest returns. Regional Mall properties generated the strongest returns among property sectors, followed by Lodging/Resort and then Apartments. Within the Portfolio, absolute performance was also driven by these sectors as well as the Office sector; in addition, relative returns were strongly aided by stock and sector selection among these property types. Returns were also supported by Diversified holdings. There were no Portfolio sectors that declined in the aggregate over the last half of the year.

OUTLOOK
Post a year of very strong absolute and relative returns, we maintain a constructive outlook for REITs. We believe that economic growth should continue to increase at a modest and sustainable pace, in part supported by good employment growth. Based on this positive base case, REIT fundamentals continue to look attractive--we anticipate that earnings can grow 8% over 2005 and that the combination of increased earnings and current dividend levels can drive positive total rates of return in a target range of 10%. In a broad financial market environment characterized by low fixed-income yields and general expectations for normalized, or below normal, equity returns, we anticipate still strong demand for REIT investments. In particular, we believe that dedicated REIT investors (institutions and financial advisors) continue to maintain a substantial amount of investment capital that is intended for deployment in the sector.

REIT fundamentals have continued to improve since the second half of 2003 as increased economic activity has resulted in stronger property demand and rising occupancy levels. We remain focused on those property sectors that can continue to benefit from rising demand, prudent supply management and resultant increases in pricing power. Our Portfolio allocations to Office, Regional Malls, Hotel & Lodging, and Apartment properties remain overweight versus benchmark levels. In addition, we have maintained exposure to select Industrial properties that also are positioned to benefit from economically driven increases in demand and rising rental rates.

STEVEN R. BROWN
Portfolio Manager
Neuberger Berman Management, Inc.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Vornado Realty Trust (REIT)                5.33%
              ---------------------------------------------------
              Simon Property Group, Inc. (REIT)          4.94%
              ---------------------------------------------------
              Host Marriott Corp. (REIT)                 4.14%
              ---------------------------------------------------
              Kimco Realty Corp. (REIT)                  3.99%
              ---------------------------------------------------
              SL Green Realty Corp. (REIT)               3.84%
              ---------------------------------------------------
              Equity Residential (REIT)                  3.82%
              ---------------------------------------------------
              CenterPoint Properties Trust (REIT)        3.80%
              ---------------------------------------------------
              Mills Corp. (The) (REIT)                   3.60%
              ---------------------------------------------------
              Brookfield Properties Corp.                3.30%
              ---------------------------------------------------
              CBL & Associates Properties, Inc. (REIT)   3.24%
              ---------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Office                             23.5%
Apartments                         18.4%
Regional Malls                     17.9%
Community Centers                  12.8%
Diversified                         9.1%
Lodging                             7.8%
Industrials                         7.3%
Health Care                         2.3%
Office Industrial                   0.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio              For the year ended 12/31/04
Managed by Neuberger Berman Management, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    Neuberger Berman Real Estate Portfolio
 managed by Neuberger Berman Management, Inc. vs. NAREIT Equity REIT Index/1/
                           Growth Based on $10,000+

                                    [CHART]

              NAREIT Equity        Neuberger Berman
              REITs Index        Real Estate Portfolio
              --------------     ---------------------
  5/1/2004        $10,000               $10,000
 6/30/2004         11,027                10,350
 9/30/2004         11,935                11,130
12/31/2004         13,751                12,974



    ------------------------------------------------------------
                                      Cumulative Return/3/
                                 (for the period ended 12/31/04)
    ------------------------------------------------------------
                                       Since Inception/4/
    ------------------------------------------------------------
    Neuberger Berman Real Estate
    Portfolio--Class A                       29.74%
--  Class B                                  29.55%
    Class E                                  29.69%
    ------------------------------------------------------------
- - NAREIT Equity REIT Index/1/              37.51%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/ Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio          For the year ended 12/31/04
Managed by OppenheimerFunds, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The Portfolio delivered positive performance during a volatile period for equities. Gains were driven primarily by the market's strong upward trend during the second half of 2004, which more than made up for weakness earlier in the year. However, performance lagged modestly behind that of the S&P 500 Index/1/, the Portfolio's benchmark, as a result of the Portfolio's relatively large exposure to technology and media, two of the market's weaker performing areas.

Stocks generally benefited from continuing improvements in U.S. economic fundamentals and corporate financial results. Most economic indicators showed evidence of gains, led by rising levels of industrial production and manufacturing activity. These developments were supported by favorable monetary policy and fiscal stimulus, and low levels of inflation. Nevertheless, concerns about the rate of economic growth, geopolitical instability, rising oil prices and uncertainties regarding the U.S. presidential elections drove stock prices lower from March through July 2004. Cyclical technology companies, such as semiconductor manufacturers and equipment makers, proved particularly vulnerable. Such stocks suffered more than most from unfavorable comparisons with the strong growth rates they had posted in late 2003 at the height of market's recovery.

In the second half of 2004, the economic context shifted from one of recovery to one of sustainable growth, leading investors to view modest growth rates more favorably. During the year's final quarter, oil prices leveled and U.S. elections took place without major incident. As the issues constraining the market's advance eased or resolved, the market climbed into positive territory with most sectors showing gains.

Throughout the reporting period, the Portfolio maintained its focus on companies that, in our opinion, offered strong potential for above-average growth while exhibiting reasonable valuations relative to their future growth prospects. As the period progressed, we found an increasing number of investments meeting our criteria in the industrial sector. The Portfolio's growing exposure to industrials significantly contributed to returns. Returns also benefited from energy holdings, such as Exxon Mobil Corp., which rose on the strength of climbing oil and gas prices. The Portfolio's energy exposure roughly equaled that of the S&P 500 Index, enabling the Portfolio to match the benchmark's exceptional gains in the sector.

On the other hand, technology stocks pulled back in mid-2004 after delivering very strong gains the prior year. Cyclical semiconductor makers and communications equipment holdings, such as Intel Corp., Cisco Systems, Inc. and an integrated circuits maker experienced the greatest declines. The Portfolio shifted some assets out of these industries into other areas of technology, deriving strong gains from holdings such as Yahoo!, Inc. and a publishing software developer. Nevertheless, our relatively heavy technology weighting undermined returns on average. Returns compared to the benchmark also suffered due to the Portfolio's holdings of media stocks, such as Viacom, Inc. and a leading radio station operator, and, to a lesser degree, U.S. pharmaceutical stocks, such as Pfizer, Inc. and another major drug maker. Both areas appeared to offer attractive valuations after sustained declines in prior periods. However, media stocks were dogged by concerns regarding consumer confidence and advertising revenues, while large-cap U.S. pharmaceutical stocks were undermined by issues related to product safety and the depth of drug pipelines. Gains in other consumer discretionary holdings, such as Royal Caribbean Cruises, Ltd., helped compensate for these losses, as did positive returns from other health care holdings, such as Johnson & Johnson and a maker of cancer and autoimmune diseases treatments. As of the end of the period, we continue to believe that a select group of stocks in both areas exhibit exceptionally attractive valuations relative to their growth prospects.

JANE PUTNAM
Portfolio Manager
OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                General Electric Co.                    5.11%
                ------------------------------------------------
                Microsoft Corp.                         3.70%
                ------------------------------------------------
                Comcast Corp.--Class A                  3.20%
                ------------------------------------------------
                Citigroup, Inc.                         2.35%
                ------------------------------------------------
                International Business Machines Corp.   2.34%
                ------------------------------------------------
                Time Warner, Inc.                       2.20%
                ------------------------------------------------
                Viacom, Inc.--Class B                   2.17%
                ------------------------------------------------
                Exxon Mobil Corp.                       2.01%
                ------------------------------------------------
                Johnson & Johnson                       1.99%
                ------------------------------------------------
                Cisco Systems, Inc.                     1.97%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Non-Cyclical                 22.9%
Technology                   17.2%
Communications               17.0%
Industrials                  14.1%
Financials                   11.3%
Cyclical                     10.7%
Energy                        4.0%
Basic Materials               2.8%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio          For the year ended 12/31/04
Managed by OppenheimerFunds, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             Oppenheimer Capital Appreciation Portfolio managed by
                  OppenheimerFunds, Inc. vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]

                                     Oppenheimer Capital
               S&P 500 Index       Appreciation Portfolio
               -------------       -----------------------
 2/12/01           $10,000                $10,000
 3/31/01             8,512                  8,740
 6/30/01             9,010                  9,350
 9/30/01             7,687                  7,750
12/31/01             8,509                  8,573
 3/31/02             8,533                  8,314
 6/30/02             7,389                  7,023
 9/30/02             6,113                  6,013
12/31/02             6,628                  6,453
 3/31/03             6,420                  6,263
 6/30/03             7,408                  7,174
 9/30/03             7,605                  7,463
12/31/03             8,531                  8,294
 3/31/04             8,675                  8,354
 6/30/04             8,824                  8,464
 9/30/04             8,659                  8,144
12/31/04             9,458                  8,831



    ----------------------------------------------------------------
                                       Average Annual Return/2/
                                     (for the year ended 12/31/04)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/3/
    ----------------------------------------------------------------
    Oppenheimer Capital
    Appreciation Portfolio--Class A  6.70%    --         1.24%
--  Class B                          6.40%  0.97%       -3.17%
    ----------------------------------------------------------------
- - S&P 500 Index/1/                10.87%  3.59%       -1.41%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio            For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Real yields fell during the year driven lower on lower real growth prospects for the economy due, in part, to expectations for significantly higher oil prices. Higher oil prices also fueled a rise in inflation expectations, which prevented nominal yields from falling along with real yields. Despite the Fed tightening cycle, real yields for all maturities fell during the year, falling 32 basis points and 16 basis points for intermediate and short-term maturities, respectively.

Bonds in general gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter. Market optimism was revived during the second quarter after a series of robust non-farm payroll growth and inflation releases suggested to investors that the economy indeed was on track. Short-term rates increased over 100 basis points during the quarter and fixed income markets sold off, giving back all the gains of the first quarter. The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower inflation prints prompted a fall in interest rates. The rally of the third quarter continued into the last three months of the year where all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
PIMCO focused on quality, value and prudent diversification outside of index sectors in an environment where core bond sectors presented limited buying opportunities. Below-benchmark duration from Treasury Inflation Protected Securities (TIPS) was negative for returns during the year as U.S. real yields fell, but exposure to European nominal bonds helped as these yields fell as well. An emphasis on corporate securities was positive as investors looking for yield bid the asset class to high levels. Forward exposure to short-term rates was positive as these yields rose by less than the markets were pricing in during the year. Additionally, buying bonds forward added high quality income as the steep yield curve allowed PIMCO to invest cash backing the forward settled positions at relatively attractive yields. An allocation to emerging market bonds added to returns as fundamentals such as trade surpluses and currency reserves continued to improve.

MARKET/PORTFOLIO OUTLOOK
Global growth will slow over the next year as the U.S. recovery cools and Europe and Japan prove unable to pick up the slack. Higher unit labor costs and a weaker dollar will create some inflationary pressure, but lingering overcapacity worldwide will limit this effect over a cyclical time frame. Real rates in US are expected to remain lower than historic norms due to excess leverage and other headwinds to economic growth.

The current account and fiscal deficits, along with a falling US dollar, will tend to drive break-even yield expectations higher in the US, driving nominal yields higher relative to real yields.

Slack in the U.S. economy is closing but growth will be constrained by a removal of accommodative monetary and fiscal policy, as the Federal Reserve tightens and fiscal stimulus fades. Also, with its low savings rate, the U.S. must rely on foreign lenders, mainly Asian central banks, to finance its prodigious consumption and the trade deficit that accompanies it. PIMCO is skeptical that China and Japan will continue to provide this "vendor financing" on agreeable terms over the long run. In the short run, however, the game will go on, since it keeps interest rates low for U.S. borrowers and mitigates appreciation of the Chinese and Japanese currencies vs. the dollar, which would hurt export-led growth in those countries. Europe will not add much to global growth. The European Central Bank has been reluctant to cut rates to stimulate domestic demand, exports are vulnerable to a strong euro, and business and consumer confidence remain weak. Emerging market economies are on an upward trend in the midst of record currency reserves and growing trade surpluses.

With respect to portfolio strategy, PIMCO will stay defensive and look for value in an environment where interest rates are low and core bond sectors continue to richen. Tactical flexibility will also be critical in this setting, such as shifting between U.S. and non-U.S. bonds. Key strategies will include:

  . A slightly above benchmark duration from TIPS, as there remain significant headwinds to real growth in the economy and real yields are more likely to fall than rise in an environment of constrained growth. However, net short positions in nominal bonds will bring overall duration below the benchmark.

  . A focus on shorter maturities in the U.S. as we expect the Federal Reserve to continue its measured pace of tightening, stopping in this cycle at a federal funds rate of 21/2% to 3%. Short maturities still offer value since their yields overestimate the likely extent of the Fed's tightening. Taking exposure to short term rates via forward contracts offers the potential for gains so long as interest rates rise less than markets expect.

  . Making additional nominal bond sector allocations as the balance of risk and reward is more appealing outside the core sectors. For instance, longer-term municipal bonds offer attractive yields versus Treasuries in comparison with their historical relationship, and present less credit risk than corporates. Emerging market issues still offer value, as credit upgrades should continue in light of growing trade surpluses and increasing currency reserves in many of these economies.

JOHN B. BRYNJOLFSSON
Portfolio Manager
Pacific Investment Management Company LLC

This report contains the current opinions of the manager, and does not represent a recommendation of any particular security, strategy, or investment product. Such opinions are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio            For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio are not guaranteed. Mortgage-backed securities and Corporate Bonds may be sensitive to interest rates. When interest rates rise, the value of fixed income securities generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments which may be enhanced when investing in emerging markets. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Duration is a measure of price sensitivity to interest rates and is expressed in years. Diversification does not ensure against loss.

In an environment where interest rates may trend upward, rising rates will negatively impact most bond funds, and fixed income securities held by a fund are likely to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.00%, 01/15/14)    17.05%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.00%, 07/15/12)    16.44%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.875%, 04/15/29)   13.50%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)   10.10%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/07)    8.28%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)    7.81%
        ----------------------------------------------------------------
        U.S. Treasury Note (2.00%, 07/15/14)                     7.70%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.25%, 01/15/10)     7.06%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.50%, 01/15/11)     6.23%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.375%, 01/15/25)    4.48%
        ----------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio            For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

              PIMCO Inflation Protected Bond Portfolio managed by
     Pacific Investment Management Company LLC vs. U.S. TIPS Bond Index/1/
                           Growth Based on $10,000+

                                    [CHART]


             Lehman Global       PIMCO Inflation
              Real: U.S.         Protected Bond
           TIPS Bond Index         Portfolio
           ------------------    --------------
 5/01/03         $10,000             $10,000
 6/30/03          10,367              10,360
 9/30/03          10,398              10,460
12/31/03          10,568              10,547
 3/31/04          11,111              11,173
 6/30/04          10,766              10,855
 9/30/04          11,180              11,215
12/31/04          11,460              11,541




    -----------------------------------------------------------------
                                       Average Annual Return/2/
                                       (for the year ended 12/31/04)
    -----------------------------------------------------------------
                                       1 Year    Since Inception/3/
    -----------------------------------------------------------------
    PIMCO Inflation Protected Bond
    Portfolio--Class A                  9.43%          8.96%
--  Class B                             9.01%          8.64%
    -----------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                            8.46%          8.53%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO PEA Innovation Portfolio                      For the year ended 12/31/04
Managed by PEA Capital LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW
The technology sector had its second consecutive year of positive returns in 2004, with the NASDAQ Composite Index/1/ up 8.59%. The sector did, however, underperform the broad market (as measured by the S&P 500 Index/2/) by 228 bps.

PORTFOLIO STRATEGIES
The Portfolio's overweight position in the semiconductor industry contributed to its relative underperformance, as this industry struggled throughout the year. Two holdings in particular that hurt performance were National Semiconductor Corp. and Cypress Semiconductor Corp. The Portfolio was also hindered by the electronic manufacturing services industry. Key holdings that struggled in this industry were Flextronics International Ltd. and Solectron Corp.

Several stocks, that helped performance over the period included Marvell Technology Group Ltd., and Monster Worldwide, Inc. Marvell Technology Group Ltd., a producer of broadband technology solutions, was the portfolio's best performer for the month. Monster Worldwide, Inc., the employment services company, also delivered strong results.

OUTLOOK
We believe the technology sector will benefit as the economy continues to recover in 2005. In particular, we believe technology should get a boost from a drop in oil prices as Saudi production increases.

DENNIS P. MCKECHNIE
Portfolio Manager
PEA Capital LLC

ALL DATA IS AS OF 12/31/04, UNLESS OTHERWISE INDICATED.
Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This commentary contains the current opinions of the manager and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The portfolio is an investment option in several MetLife variable products. Results do not reflect the deduction of product related CDSC, morality and expense risk charges, administrative fees, or other product expenses. The deduction of fees would have resulted in lower returns.

This commentary contains the current opinions of the investment manager and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. Past performance is not a guarantee of future performance.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Comverse Technology, Inc.                            3.55%
         -------------------------------------------------------------
         Dell, Inc.                                           3.44%
         -------------------------------------------------------------
         Monster Worldwide, Inc.                              3.31%
         -------------------------------------------------------------
         Avid Techonology, Inc.                               3.25%
         -------------------------------------------------------------
         EMC Corp.                                            3.20%
         -------------------------------------------------------------
         Microsoft Corp.                                      3.06%
         -------------------------------------------------------------
         Juniper Networks, Inc.                               3.02%
         -------------------------------------------------------------
         Network Appliance, Inc.                              2.87%
         -------------------------------------------------------------
         Marvell Technology Group, Ltd.                       2.83%
         -------------------------------------------------------------
         Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)   2.80%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Technology          52.7%
Communications      32.6%
Industrials         11.4%
Non-Cyclical         3.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO PEA Innovation Portfolio                      For the year ended 12/31/04
Managed by PEA Capital LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


PIMCO PEA Innovation Portfolio (Formerly PIMCO Innovation Portfolio) managed by
                     PEA Capital LLC vs. S&P 500 Index/2/
                           Growth Based on $10,000+

                                    [CHART]

                 S&P 500            Pimco PEA Innovation
                 Index                  Portfolio
                 -------            --------------------
02/12/2001       $10,000                 $10,000
03/31/2001         8,512                   7,070
06/30/2001         9,010                   7,590
09/30/2001         7,687                   4,210
12/31/2001         8,509                   6,160
03/31/2002         8,533                   5,880
06/30/2002         7,389                   3,850
09/30/2002         6,113                   2,510
12/31/2002         6,628                   3,040
03/31/2003         6,420                   3,070
06/30/2003         7,408                   3,730
09/30/2003         7,605                   4,250
12/31/2003         8,531                   4,790
03/31/2004         8,675                   4,870
06/30/2004         8,824                   4,740
09/30/2004         8,659                   3,971
12/31/2004         9,458                   4,584



    -----------------------------------------------------
                            Average Annual Return/3/
                          (for the year ended 12/31/04)
    -----------------------------------------------------
                         1 Year 3 Year Since Inception/4/
    -----------------------------------------------------
    PIMCO PEA Innovation
    Portfolio--Class A   -4.28%    --       -14.04%
--  Class B              -4.31% -9.37%      -18.18%
    Class E              -4.30% -9.37%       -4.07%
    -----------------------------------------------------
- - S&P 500 Index/2/     10.87%  3.59%       -1.41%
    -----------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. The complete details of contracts including risks and costs are reflected in the prospectus available for each variable product offered.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Bonds gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorist attacks after the Madrid bombing. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter. Market optimism was revived during the second quarter after a series of robust non-farm payroll growth releases suggested to investors that the economy indeed was on track. Short-term rates increased over 100 basis points during the quarter and fixed income markets sold off, giving back all the gains of the first quarter.

The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower inflation prints prompted a fall in interest rates. The rally of the third quarter continued into the last three months of the year where all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength. The Lehman Brothers Aggregate Bond Index, a widely used index for the high-grade bond market, returned 4.34 percent for the year, despite a tightening cycle by the Federal Reserve that began in June. The central bank raised the federal funds rate five times during the year for a total of 125 basis points. Investors understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
PIMCO focused on quality, value and prudent diversification outside of index sectors in an environment where core bond sectors presented limited buying opportunities. Below-index duration in the U.S. was positive during the year as U.S. rates rose and exposure to European duration also added value as these yields fell. A short to intermediate maturity focus helped returns by producing extra yield and generating gains via "roll down". Additionally, buying bonds forward added high quality income, as the steep yield curve allowed PIMCO to invest cash backing the forward settled positions at relatively attractive yields. An underweight to mortgages hurt returns as low volatility and strong bank demand supported the asset class, but mortgage security selection added value. A corporate underweight was also negative as demand increased from investors looking for extra yield. A tactical allocation to real return bonds aided returns as TIPS outperformed nominal bonds in a falling real interest rate environment. Emerging markets were also positive as fundamentals such as trade surpluses and currency reserves continued to improve.

MARKET/PORTFOLIO OUTLOOK
Global growth will slow over the next year as the U.S. recovery cools and Europe and Japan prove unable to pick up the slack. Higher unit labor costs and a weaker dollar will create some inflationary pressure, but lingering overcapacity worldwide will limit this effect over a cyclical time frame. The yield on the benchmark 10-year Treasury will range between 4 and 4.5%, with the main risk to this forecast being a breakout of 25 basis points on the high side. Slack in the U.S. economy is closing, but growth will be constrained by a removal of accommodative monetary and fiscal policy, as the Federal Reserve tightens and fiscal stimulus fades. Also, with its low savings rate, the U.S. must rely on foreign lenders, mainly Asian central banks, to finance its prodigious consumption and the trade deficit that accompanies it. PIMCO is skeptical that China and Japan will continue to provide this "vendor financing" on agreeable terms over the long run. In the short run, however, the game will go on, since it keeps interest rates low for U.S. borrowers and mitigates appreciation of the Chinese and Japanese currencies vs. the dollar, which would hurt export-led growth in those countries.

Europe will not add much to global growth. The European Central Bank has been reluctant to cut rates to stimulate domestic demand, exports are vulnerable to a strong euro, and business and consumer confidence remain weak. After painful currency and financial crises in the late 1990s, many EM economies opted for reform and restructuring. The results have been impressive: an increasing share of global GDP, accumulation of record currency reserves and growing trade surpluses.

With respect to portfolio strategy, PIMCO will stay defensive and look for value in an environment where interest rates are low and core bond sectors continue to richen. Tactical flexibility will also be critical in this setting, such as shifting between U.S. and non-U.S. bonds. Key strategies will include:

  . A duration target that is modestly below the benchmark. This strategy will include a below benchmark interest rate exposure in the U.S. but a long duration exposure in Europe, where a strong currency and slow growth will temper inflation and interest rate risk.

  . A structural emphasis on the short to intermediate portion of the yield curve. The Federal Reserve will continue its measured pace of tightening, stopping in this cycle at a federal funds rate of 2 1/2%. Short maturities still offer value since they do not fully reflect the Fed's measured pace.

  . An underweight to mortgages and corporates as they are expensive. While security selection in these sectors offers some opportunity to add value, overall they represent an unfavorable trade-off between risk and reward.

  . An allocation to real return bonds as they are expected to outperform in an environment where the Fed will keep real yields low to stimulate the economy.

  . Retaining exposure to emerging market issues which still offer value, as credit upgrades should be forthcoming in light of growing trade surpluses and increasing currency reserves in many of these economies

WILLIAM H. GROSS
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


This report contains the current opinions of the manager, and does not represent a recommendation of any particular security, strategy, or investment product. Such opinions are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio are not guaranteed. Mortgage-backed securities and Corporate Bonds may be sensitive to interest rates. When interest rates rise, the value of fixed income securities generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments which may be enhanced when investing in emerging markets. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Duration is a measure of price sensitivity to interest rates and is expressed in years. Diversification does not ensure against loss.

In an environment where interest rates may trend upward, rising rates will negatively impact most bond funds, and fixed income securities held by a fund are likely to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Note (3.375%, 10/15/09)                   6.89%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, TBA)           3.86%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)   3.75%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (5.50%, TBA)           3.45%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, TBA)           3.29%
        ----------------------------------------------------------------
        U.S. Treasury Note (0.875%, 04/15/10)                   2.53%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, TBA)           1.94%
        ----------------------------------------------------------------
        U.S. Treasury Note (3.50%, 12/15/09)                    1.64%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, 04/25/14)      1.59%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (4.862%, 12/01/34)     1.41%
        ----------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

U.S. Government & Agency Obligations     74.5%
Collateralized Mortgage Obligations       5.1%
Asset-Backed Securities                   5.0%
Foreign Bonds & Debt Securities           4.1%
Foreign Government                        4.1%
Municipals                                3.9%
Corporate Bonds & Debt Securities         2.6%
Preferred Stock                           0.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                    PIMCO Total Return Portfolio managed by
 Pacific Investment Management Company LLC vs. Lehman Brothers Aggregate Bond
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    Lehman Brothers           PIMCO Total
                 Aggregate Bond Index      Return Portfolio
                 --------------------      ----------------
02/12/2001             $10,000                 $10,000
03/31/2001              10,137                  10,100
06/30/2001              10,194                  10,110
09/30/2001              10,664                  10,640
12/31/2001              10,669                  10,669
03/31/2002              10,680                  10,669
06/30/2002              11,075                  11,041
09/30/2002              11,583                  11,444
12/31/2002              11,765                  11,661
03/31/2003              11,929                  11,837
06/30/2003              12,227                  12,117
09/30/2003              12,210                  12,158
12/31/2003              12,249                  12,191
03/31/2004              12,573                  12,486
06/30/2004              12,267                  12,232
09/30/2004              12,659                  12,602
12/31/2004              12,779                  12,776




    ----------------------------------------------------------
                                 Average Annual Return/2/
                               (for the year ended 12/31/04)
    ----------------------------------------------------------
                              1 Year 3 Year Since Inception/3/
    ----------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A         5.25%  6.42%       7.09%
--  Class B                    4.80%  5.76%       6.49%
    Class E                    5.06%  6.27%       5.32%
    ----------------------------------------------------------
    Lehman Brothers Aggregate
- - Bond Index/1/              4.34%  6.20%       6.46%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio          For the year ended 12/31/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
In 2004, The Met/Putnam Capital Opportunities Portfolio outpaced the benchmark Russell 2500 Index/1/ return of 18.3% by 1.6%. The Portfolio also outperformed the Russell 2000 Index/1/, which also returned 18.3% for the year. Strong stock selection in the capital goods, consumer cyclicals, and technology sectors was the primary driver of relative outperformance. Relative weakness was experienced in the transportation, communications services, and financial sectors.

Adept stock selection and an overweight to the machinery industry (Terex Corp., Briggs & Stratton Corp.) made the capital goods sector the Portfolio's largest relative contributor. Terex Corp., the world's third-largest maker of construction equipment, received a boost in the third quarter from stronger-than-expected quarterly earnings which increased its outlook for total fiscal 2004 earnings. Investor support of the stock remained strong during the fourth quarter due to a compelling fundamental outlook for the company. Briggs & Stratton Corp. spiked in the second quarter due to investor enthusiasm for the company's announced acquisition of Simplicity Manufacturing, which will allow Briggs & Stratton Corp. to further leverage its strong brand name. The acquisition is expected to be accretive to earnings beginning in fiscal 2005.

Our position in NVR, Inc., had the largest positive relative impact on performance in the consumer cyclicals sector. Shares of NVR, Inc., moved sideways for much of 2004, but rose during the fourth quarter due to a strong third-quarter earnings report, robust order growth, and increases in new order pricing.

Solid stock selection in software (Citrix Systems, Inc., Hyperion Solutions Corp.) and communications equipment (Coinstar) aided relative performance in the technology sector. Shares of Citrix Systems, Inc., rose in the fourth quarter as continued strength in its license support business and Citrix Online led to higher third-quarter earnings. Hyperion Solutions Corp. rose early in the year due to better-than-expected results for the December, 2003 quarter. Hyperion Solutions Corp. experienced strong demand for its financial planning products due to the increased regulatory oversight associated with both Sarbanes-Oxley and the Patriot Act. The company also benefited from the successful integration of their Brio acquisition, including significant cost savings. Coinstar performed well in the second quarter, as investors approved of the company's acquisition of American Coin Merchandising. Shares rose again in the fourth quarter due to strong prior-quarter earnings and investor enthusiasm for the company's diversification of their business mix.

Our position in Mesa Air Group, Inc., (airlines) hampered relative returns in the transportation sector. Shares of Mesa Air Group, Inc., struggled during the year due to the company's customer concentration with United and US Airways, both of which are in Chapter 11 bankruptcy.

Unfavorable stock selection in telecommunication services (Primus
Telecommunications) hurt relative performance in the communications services sector. Primus declined due to a challenging market environment and increased competition.

Stock selection also hampered relative performance in the financial sector. Within the sector, the insurance (RenaissanceRe Holdings, Ltd.) and real estate (Novastar Financial) industries were the largest drag on relative performance. Shares of both RenaissanceRe Holdings, Ltd. and Novastar Financial rose during the year, but did not grow faster than the benchmark return.

OUTLOOK: U.S. EQUITY MARKETS
Despite the liquidity-fuelled relief rally of 2004's closing months, our market strategists believe the most likely prognosis for average market returns over the next several years is one of modest, single-digit gains. In this environment, relative winners will be stocks marked by "tangible value:" reasonable valuation, understandable business models, organizational transparency, cash operating earnings, and the ability to pay dividends, rather than stocks whose drivers are hope and refined accounting techniques for managing balance sheets and reported profits. These markers of tangible value should help distinguish relative winners across sectors, market-capitalization tiers, and styles.

The forecasting models of our asset-allocation team highlight a number of near-term vulnerabilities for stocks in 2005. Chief among these are high relative valuation, the current remarkably low level of market volatility (signaling investor complacency), and the likelihood of continued Fed tightening.

PORTFOLIO STRATEGY
The Met/Putnam Capital Opportunities portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the fund with a 12- to 18-month time horizon, and have positioned it for a gradual economic recovery.

TEAM MANAGED
Putnam Investment Management, LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    NVR, Inc.                      3.12%
                    ---------------------------------------
                    Terex Corp.                    3.07%
                    ---------------------------------------
                    Citrix Systems, Inc.           2.93%
                    ---------------------------------------
                    SUPERVALU, Inc.                2.93%
                    ---------------------------------------
                    BMC Software, Inc.             2.84%
                    ---------------------------------------
                    Georgia Gulf Corp.             2.21%
                    ---------------------------------------
                    Autoliv, Inc.                  2.13%
                    ---------------------------------------
                    RenaissanceRe Holdings, Ltd.   2.09%
                    ---------------------------------------
                    Manor Care, Inc.               2.00%
                    ---------------------------------------
                    Denbury Resource, Inc.         1.97%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Financials                      24.1%
Cyclical                        18.4%
Technology                      15.9%
Non-Cyclical                    12.0%
Industrials                     11.3%
Energy                           9.6%
Communications                   4.2%
Basic Materials                  2.8%
Utilities                        1.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio          For the year ended 12/31/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

             Met/Putnam Capital Opportunities Portfolio managed by
          Putnam Investment Management, LLC vs. Russell 2000 Index/2/
                           Growth Based on $10,000+

                                    [CHART]


              Russell 2000      Met/Putnam Capital
                Index         Opportunities Portfolio
              ------------    -----------------------
 05/01/1996     $10,000               $10,000
 06/30/1996       9,967                 9,977
 09/30/1996      10,001                10,149
 12/31/1996      10,521                10,859
 03/31/1997       9,977                10,083
 06/30/1997      11,594                11,623
 09/30/1997      13,320                13,363
 12/31/1997      12,873                13,128
 03/31/1998      14,168                14,730
 06/30/1998      13,508                13,746
 09/30/1998      10,786                10,791
 12/31/1998      12,545                12,419
 03/31/1999      11,865                11,828
 06/30/1999      13,711                13,165
 09/30/1999      12,844                13,285
 12/31/1999      15,213                17,953
 03/31/2000      16,290                19,471
 06/30/2000      15,674                18,097
 09/30/2000      15,848                18,484
 12/31/2000      14,753                16,058
 03/31/2001      13,792                13,599
 06/30/2001      15,763                15,845
 09/30/2001      12,486                12,201
 12/31/2001      15,119                14,706
 03/31/2002      15,721                15,232
 06/30/2002      14,408                13,654
 09/30/2002      11,325                11,112
 12/31/2002      12,023                11,612
 03/31/2003      11,483                10,559
 06/30/2003      14,172                12,652
 09/30/2003      15,459                13,329
 12/31/2003      17,704                14,947
 03/31/2004      18,812                15,587
 06/30/2004      18,900                15,826
 09/30/2004      18,360                15,612
12//31/2004      20,947                17,718




    -------------------------------------------------------------
                                 Average Annual Return/3/
                              (for the year ended 12/31/04)
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
    Portfolio--Class A    18.54%  6.41% -0.26%       6.82%
--  Class B               18.33%  6.15%    --        7.62%
    -------------------------------------------------------------
- - Russell 2000 Index/2/ 18.33% 11.48%  6.61%       8.91%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2500 Index measures the performance of 2,500 smallest 2500 companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 1000 index. As of the latest reconstitution, the average market capitalization was approximately $992.9 million; the median market capitalization was approximately $640.0 million. The largest company in the Index had an approximate market capitalization of $4.0 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $607.1 million; the median market capitalization was approximately $496.4 million; The largest company in the Index had a market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96. Prior to May 1, 2003 this Portfolio was managed by J.P. Morgan Investment Management, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio              For the year ended 12/31/04
Managed by Third Avenue Management LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the twelve months ended December 31, 2004, the Third Avenue Small Cap Value Portfolio ("the Portfolio")--Class A shares appreciated by 26.81%, compared to increases of 10.87%, 18.33% and 22.25%, for the S&P 500 Index/1/, Russell 2000 Index/2/ and Russell 2000 Value Index/3/, respectively. The strong performance during 2004 was driven by meaningful appreciation from several energy-related holdings, including Smedvig ASA- Series A (up 120%), Fording Canadian Coal Trust (up 117%), and Willbros Group, Inc., (up 92%). Other investments that contributed significantly to the impressive overall performance of the Portfolio include Kmart Holdings Corp. (acquired in 2004 and up 234% from cost), Alamo Group, Inc. (up 78%), and JAKKS Pacific, Inc. (up 68%).

During the twelve-month period, we acquired 25 new positions and eliminated 12 positions, increasing the number of holdings in the Portfolio to 81. During 2004, we invested in several opportunities relating to proposed mergers. At Third Avenue Management, we will buy shares of companies that are "in play" and trading at a discount to the expected value of the shares if a merger is completed, provided the company meets our "Safe and Cheap/4/" investment criteria. Therefore, we would be comfortable holding the shares should the potential merger never be consummated. Although the shares of the target of a merger will often fall sharply in such a situation, we would be likely to add to our position since the company meets our "Safe and Cheap" criteria. As long-term investors, a potential short-term stock decline will not stop us from making an investment if we believe that the expected long-term return will be attractive.

We acquired shares of Equity Oil Co. in early 2004, subsequent to the announcement of a merger with Whiting Petroleum Corp ("Whiting"). The merger agreement was structured as an all- stock transaction, and the shares of Equity Oil were trading at only a slight discount, based on the price of Whiting. However, we would have been comfortable holding Equity Oil on its own, as the company had a strong balance sheet and the shares were trading at a discount to our estimate of net asset value. We also determined that we would be happy to hold shares of Whiting if the merger was consummated, since Whiting was also well financed and trading below our estimate of net asset value. In fact, we were also purchasing shares of Whiting directly. The merger was completed on July 20, 2004, and, based on the price of Whiting's shares at year-end, our 2004 return on our Equity Oil Co. purchases was roughly 40%.

Following the announcement of a merger agreement between telecommunications equipment providers Tellabs, Inc., (an existing holding) and Advanced Fibre Communications, Inc ("Advanced Fibre")., we began acquiring shares of Advanced Fibre. We were comfortable owning Advanced Fibre on its own, based on its very strong financial position, reasonable valuation and attractive long-term business outlook as a leading supplier of broadband access equipment. In July, 2004, Advanced Fibre reported disappointing second quarter earnings, and the spread between Tellabs, Inc., and Advanced Fibre's stock prices widened substantially based on the initial terms of the merger agreement ($7 in cash plus 1.55 shares of Tellabs, Inc., common stock). We continued to add to our position, as we believed the deal was still likely to go through, and remained comfortable holding Advanced Fibre even if the deal was terminated.
In September, 2004, the terms of the merger were adjusted to $12 in cash plus
0.504 shares of Tellabs stock (less favorable for Advanced Fibre shareholders), and the merger subsequently closed in November. Although we were clearly not expecting Advanced Fibre's earnings disappointment and the subsequent adjustment in the terms of the merger, our 2004 return on the investment was only roughly negative 3%.

In September and October, 2004, we accumulated a position in Hollywood Entertainment Corp, a leading rental retailer of DVDs, videos and video games, after a deal with Leonard Green to go private for $14 per share was cancelled. We believed that the company was still "in play", but we also would have been comfortable owning the shares on a stand-alone basis given its strong balance sheet, and, based on our cost of roughly $9.65 per share, attractive valuation at roughly 7 times earnings. Subsequently, Leonard Green submitted a revised go-private offer using a price of $10.25 per share, and two strategic buyers expressed interest in acquiring the company at higher prices. Based on the price at year-end, our 2004 return on the Hollywood Entertainment Corp. investment was roughly 36%.

Resource conversions involving a handful of investments in the Portfolio led to the elimination of those positions in 2004. Butler Manufacturing was acquired in an all-cash acquisition for $22.50 per share. Portfolio management opposed the transaction and encouraged Butler management to delay the shareholder meeting and vote in order to consider an offer from another company that submitted what appeared to be a superior acquisition proposal (albeit late in the process). Portfolio management believes that the company's board of directors agreed to sell the company for less than its full value. In this regard, the Portfolio dissented from the merger and demanded an appraisal of its shares in accordance with Delaware statutory procedures. In another resource conversion, the Portfolio's position in Maxwell Shoe Co. was eliminated in response to a tender offer by Jones Apparel (NYSE: JNY). Also, the Portfolio's position in MONY Group was eliminated due to a resource conversion, with AXA having completed its acquisition of MONY.

We eliminated our position in Circuit City Stores, Inc., after significant appreciation, due to a deteriorating financial position. The Portfolio's investment in Cyberoptics Corp. was eliminated, following a significant increase in its share price, as part of a program to reduce exposure to high-tech companies. We eliminated our position in Jack in the Box, Inc., after significant appreciation, because we determined that the shares were grossly overvalued. We eliminated our position in SWS Group, Inc., as we believed that the shares were similarly overvalued, particularly following the spin-off of its money management operations, which resulted, in our view, in less clarity about the long-term earning power of the company. We sold our Modtech Holdings, Inc. common stock after making the determination that the business was permanently impaired, following two quarters of operating losses and the resultant violations of debt covenants. Some other, smaller positions, including Ulticom, Inc., were eliminated for portfolio management purposes.

Looking forward, we continue to be pleased with the overall quality of names in the Portfolio, and we are encouraged by solid business

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio              For the year ended 12/31/04
Managed by Third Avenue Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


fundamentals for most of our holdings. We will continue to strive to find additional investment opportunities that meet our "Safe and Cheap" criteria today that will enable us to achieve attractive investment returns in the future.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
Third Avenue Management LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Pogo Producing Co.                        2.62%
               --------------------------------------------------
               St. Joe Co. (The)                         2.46%
               --------------------------------------------------
               Whiting Petroleum Corp.                   2.44%
               --------------------------------------------------
               Trammell Crow Co.                         2.13%
               --------------------------------------------------
               St. Mary Land & Exploration Co.           2.06%
               --------------------------------------------------
               LNR Property Corp.                        2.05%
               --------------------------------------------------
               Alexander & Baldwin, Inc.                 1.96%
               --------------------------------------------------
               Fording Canadian Coal Trust               1.88%
               --------------------------------------------------
               Superior Industries International, Inc.   1.88%
               --------------------------------------------------
               Forest City Enterprises, Inc.             1.81%
               --------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Financials               31.5%
Industrials              15.2%
Cyclical                 13.1%
Energy                   13.0%
Basic Materials           7.1%
Non-Cyclical              6.9%
Communications            6.3%
Technology                5.3%
Diversified               1.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio              For the year ended 12/31/04
Managed by Third Avenue Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               Third Avenue Small Cap Value Portfolio managed by
          Third Avenue Management LLC vs. Russell 2000 Value Index/3/
                           Growth Based on $10,000+

                                    [CHART]

               Russell 2000           Third Avenue Small
               Value Index            Cap Value Portfolio
               --------------         -------------------
05/01/2002       $10,000                    $10,000
06/30/2002         9,455                      9,240
09/30/2002         7,442                      7,380
12/31/2002         7,808                      8,322
03/31/2003         7,412                      8,040
06/30/2003         9,096                      9,506
09/30/2003         9,799                     10,490
12/31/2003        11,403                     11,777
03/31/2004        12,192                     12,690
06/30/2004        12,295                     13,186
09/30/2004        12,314                     13,429
12/31/2004        13,940                     14,933




    -----------------------------------------------------------
                                 Average Annual Return/5/
                                 (for the year ended 12/31/04)
    -----------------------------------------------------------
                                 1 Year    Since Inception/6/
    -----------------------------------------------------------
    Third Avenue Small Cap Value
    Portfolio--Class A           26.81%          16.18%
--  Class B                      26.50%          15.98%
    -----------------------------------------------------------
- - Russell 2000 Value Index/3/  22.25%          13.21%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $607.1 million; the median market capitalization was approximately $496.4 million. The largest company in the Index had an approximate market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/4/"Safe" signifies that, in Third Avenue's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio              For the year ended 12/31/04
Managed by T. Rowe Price Associates, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
The Portfolio posted a strong gain for the 12 months ended December 31, 2004, outpacing the Russell Midcap Growth Index/1/. Stock selection was the primary driver of relative performance and the impact of sector weightings was also positive.

MARKET ENVIRONMENT
After beginning the year on a strong note, stocks struggled to make headway as economic growth moderated amid rising short-term interest rates and surging energy costs. Stock prices rebounded as oil backed away from its late-October peak, and by year-end, several major indexes were at or near their highest levels of the year. Mid-cap shares outperformed their larger counterparts, and value outperformed growth across all market capitalizations. Utilities, materials, energy, and financials stocks were among the leaders, while the technology sector was essentially flat for the year.

PORTFOLIO REVIEW
The technology, industrials and business services, and energy sectors aided relative performance in the period. Technology stocks were surprisingly weak as it was the only sector in the index not to post a double-digit gain. However, our technology holdings were good performers, driven by strong performances in communications and electronic equipment companies and in our software holdings. Additionally, an underweight in semiconductors benefited relative performance. Positions in McAfee, Inc. and Veritas DGC, Inc., drove results in software. McAfee, Inc.'s sales and operating margins are improving as the demand for computer security products continues to grow among commercial and residential consumers. Veritas DGC, Inc., a backup and storage management software company, is being acquired by security software firm Symantec in the largest software merger in history. Within communications equipment, Harris Corp. and Research In Motion Ltd., maker of the BlackBerry handheld device, were the best relative contributors. We believe Research In Motion Ltd., employ the best technology and services in its business. Companies with leverage to improving economic activity, such as industrials and business services firms, again posted a solid gain during the year. Specifically, employment services, logistics, machinery, and traditional industrial stocks benefited relative results.

Detractors from relative performance included the health care, consumer discretionary, and financials sectors. Within health care, weak stock selection in health care services and biotechnology and our positioning in generic pharmaceuticals, where a number of companies had earnings misses, weighed on relative results. The consumer discretionary sector turned in solid performance over the period, but questions about the sustainability of consumer spending hampered retailers. Leisure equipment, hotels, and specialty retailers were our best performers in the sector, though an underweight in household durables and restaurants caused the sector to be a relative detractor. As interest rates remain relatively low by historical standards, the financials sector continued to do well. Our holdings in consumer finance and capital markets detracted most from relative performance.

OUTLOOK
The earnings growth of mid-cap companies has been exceptional, but mid-cap valuations are now at a premium relative to large-caps. In our view, the key to the mid-cap outperformance cycle (over large-caps) is continued relative earnings strength. Growth stocks outpaced their value counterparts during the fourth quarter, but value maintains a significant five-year advantage. Because of this performance disparity, growth stocks appear attractively valued compared to historical averages. We believe we are well-positioned for this environment, as we expect companies with consistent earnings and cash flow growth to be rewarded.

BRIAN W.H. BERGHUIS
Portfolio Manager
T. Rowe Price Associates, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                              Percent of
                       Description            Net Assets
                       ---------------------------------
                       ChoicePoint, Inc.        1.42%
                       ---------------------------------
                       Medimmune, Inc.          1.42%
                       ---------------------------------
                       Omnicare, Inc.           1.29%
                       ---------------------------------
                       Rockwell Collins, Inc.   1.29%
                       ---------------------------------
                       Harris Corp.             1.25%
                       ---------------------------------
                       Roper Industries, Inc.   1.23%
                       ---------------------------------
                       Brunswick Corp.          1.20%
                       ---------------------------------
                       DST Systems, Inc.        1.18%
                       ---------------------------------
                       McAfee, Inc.             1.16%
                       ---------------------------------
                       BJ Services Co.          1.13%
                       ---------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Non-Cyclical          30.1%
Technology            14.5%
Communications        12.7%
Cyclical              12.4%
Industrials           12.3%
Financials             9.0%
Energy                 6.3%
Basic Materials        2.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio              For the year ended 12/31/04
Managed by T. Rowe Price Associates, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               T. Rowe Price Mid-Cap Growth Portfolio managed by
       T. Rowe Price Associates, Inc. vs. Russell Midcap Growth Index/1/
                           Growth Based on $10,000+


                                    [CHART]

            Russell Mid Cap     T. Rowe Price Mid-Cap
             Growth Index         Growth Portfolio
            ----------------    ---------------------
02/12/2001      $10,000               $10,000
03/31/2001        7,729                 7,950
06/30/2001        8,980                 9,500
09/30/2001        6,483                 6,570
12/31/2001        8,238                 8,340
03/31/2002        8,092                 7,701
06/30/2002        6,614                 5,340
09/30/2002        5,478                 4,350
12/31/2002        5,981                 4,668
03/31/2003        5,979                 4,577
06/30/2003        7,101                 5,463
09/30/2003        7,609                 5,684
12/31/2003        8,535                 6,378
03/31/2004        8,947                 6,589
06/30/2004        9,041                 6,851
09/30/2004        8,649                 6,700
12/31/2004        9,855                 7,515


    ---------------------------------------------------------------
                                      Average Annual Return/2/
                                    (for the year ended 12/31/04)
    ---------------------------------------------------------------
                                   1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------
    T. Rowe Price Mid-Cap
    Growth Portfolio--Class A      18.15% -3.19%      -6.61%
--  Class B                        17.82% -3.42%      -7.09%
    Class E                        17.92% -3.37%       0.52%
    ---------------------------------------------------------------
- - Russell Midcap Growth Index/1/ 15.47%  6.16%      -0.37%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01. Prior to January 1, 2003 this Portfolio was managed by MFS Financial Services Company.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Turner Mid-Cap Growth Portfolio                     For the year ended 12/31/04
Managed by Turner Investment Partners, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


After marking time for much of the year, the stock market, as represented by the S&P 500 Index/1/, ended the year with a strong finishing kick. The S&P 500 Index sprinted ahead 9.23% in the fourth quarter, helping to secure a second consecutive year of gains for stocks. Overall, the index rose 10.87% for all of 2004. The fourth quarter served as a classic example of how stock-market gains have tended to come in brief, intense bursts; if you subtract the results of the final three months, the S&P 500 Index would have been up a mere 1.51% for the year.

We think much of the gain for all of 2004 can be credited to better-than-expected earnings (63% of the S&P 500 Index companies' most recent quarterly earnings reports exceeded Wall Street analysts' expectations). Also driving results was a positive change in investor psychology. Early in the year investors were notably fretful about several issues--the war on terrorism, rising oil prices, the hiking of short-term interest rates by the Federal Reserve, uncertainty about the outcome of the Bush-Kerry presidential raise, and mixed economic signals, among others. But as oil prices stabilized, as the Bush-Kerry election was resolved, as the Federal Reserve's five rate hikes proved temperate, and as economic news on balance remained favorable, bearishness gradually morphed into bullishness and money increasingly flowed into stocks. For instance, for the year-to-date through November, net cash flow into stock funds totaled $167 billion, versus $138 billion for the same period a year earlier.

Among capitalization segments, smaller stocks were the distinct winners in 2004. The Russell 2000 Index/2/ climbed 14.09% for the quarter and 18.33% for the year. The Russell Midcap Index/3/ soared 13.66% in the quarter and 20.22% for the year. In contrast, the large-cap Russell 1000 Index/4/ gained 9.80% in the quarter and 11.40% for the year.

Not all stocks in each capitalization segment performed equally, however. For all of 2004, value stocks in aggregate widely outperformed growth stocks, as had been the case in the four previous years. For instance, for all of 2004 the broad-based Russell 3000 Value Index/5/ returned 16.94%, or 10.01 percentage points more than its growth counterpart did. Growth stocks reaped a better relative performance in the fourth quarter, however, lagging value stocks by just 0.96 percentage point.

Turner Investment Partners began managing the Met Investors Series Trust--Turner Mid Cap Growth Portfolio in May of this year. Since that time, the Portfolio--Class A shares have returned 12.30% vs. the 13.35% return of the Russell Midcap Growth Index/6/, its benchmark. Seven of the Portfolio's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the consumer-discretionary/services and technology sectors. Stocks in those sectors that added value included VeriSign, Inc., Research In Motion Ltd., F5 Networks, Inc., Apple Computer, Inc., Comverse Technology, Inc. and Wynn Resorts Ltd.

Detracting the most from performance were our weightings in health-care and financial services stocks. Stocks that produced poor relative returns here included Varian Medical Systems Inc., Invitrogen Corp., Neurocrine Biosciences, Inc., Wellpoint, Inc. and Chicago Mercantile Exchange Holdings, Inc. We are enthused about the return potential of a diverse range of growth stocks, including those of companies in the freight-forwarding, Internet, lodging and gaming, health and wellness, asset and wealth management, financial-technology, biotechnology, HMO, medical-products, metals, biometrics, security-software, digital-storage, and wireless industries.

We think that a combination of moderate economic growth, low inflation, modest interest rates, reasonable equity valuations, corporate America's cash hoard of $1 trillion available for acquisitions and share buybacks, and steadily rising corporate profits should benefit the stock market in 2005. The market climbed a steep wall of worry in 2003 and continued to go up in 2004 in the face of fairly negative investor sentiment. We look for another up year in 2005.

TEAM MANAGED
Note to investors: The Portfolio is managed by a committee composed of Christopher K. McHugh, Bill McVail, CFA, and Robert E. Turner, CFA. Mr. McHugh, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990 and is the Portfolio's lead manager. Mr. McVail, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. Turner, Chairman and Chief Investment Officer--Growth Equities, co-founded Turner in 1990.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                               Percent of
                       Description             Net Assets
                       ----------------------------------
                       Juniper Networks, Inc.    2.03%
                       ----------------------------------
                       Coach, Inc.               1.82%
                       ----------------------------------
                       Apple Computer, Inc.      1.64%
                       ----------------------------------
                       VeriSign, Inc.            1.57%
                       ----------------------------------
                       Yum! Brands, Inc.         1.50%
                       ----------------------------------
                       Bed Bath & Beyond, Inc.   1.49%
                       ----------------------------------
                       Polycom, Inc.             1.47%
                       ----------------------------------
                       WellPoint, Inc.           1.45%
                       ----------------------------------
                       Monster Worldwide, Inc.   1.40%
                       ----------------------------------
                       Bard (C.R.), Inc.         1.39%
                       ----------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Non-Cyclical                  21.4%
Cyclical                      15.8%
Industrials                   15.2%
Communications                13.2%
Technology                    13.1%
Financials                    11.4%
Basic Materials                7.1%
Energy                         2.1%
Diversified                    0.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Turner Mid-Cap Growth Portfolio                     For the year ended 12/31/04
Managed by Turner Investment Partners, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                  Turner Mid-Cap Growth Portfolio managed by
      Turner Investment Partners, Inc. vs. Russell Midcap Growth Index/6/
                           Growth Based on $10,000+

                                    [CHART]

             Russell Mid Cap              Turner
              Growth Index       Mid-Cap Growth Portfolio
             ----------------    ------------------------
  5/1/2004        $10,000                $10,000
 6/30/2004         10,399                 10,410
 9/30/2004          9,949                  9,700
12/31/2004         11,336                 11,230




    --------------------------------------------------------------
                                        Cumulative Return/7/
                                   (for the period ended 12/31/04)
    --------------------------------------------------------------
                                         Since Inception/8/
    --------------------------------------------------------------
    Turner Mid-Cap Growth
    Portfolio--Class A                          12.30%
--  Class B                                     12.20%
    --------------------------------------------------------------
- - Russell Midcap Growth Index/6/              13.35%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $607.1 million; the median market capitalization was approximately $496.4 million; The largest company in the Index had a market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment

/3/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the Index had a market capitalization of $12.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $12.1 billion; the median market capitalization was approximately $4.0 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/7/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/8/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio you may incur ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other variable insurance products.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the actual account values and actual Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = $8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
MET/AIM MID CAP CORE EQUITY PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,055.26        $4.40
  Hypothetical (5% return before expenses)     1,000.00      1,020.86         4.32
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,054.76         5.50
  Hypothetical (5% return before expenses)     1,000.00      1,019.79         5.40
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,054.59         5.00
  Hypothetical (5% return before expenses)     1,000.00      1,020.27         4.92
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.08%, and .98% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
MET/AIM SMALL CAP GROWTH PORTFOLIO          ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,030.49        $5.32
  Hypothetical (5% return before expenses)     1,000.00      1,019.89         5.30
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,029.07         6.65
  Hypothetical (5% return before expenses)     1,000.00      1,018.58         6.62
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,029.76         6.14
  Hypothetical (5% return before expenses)     1,000.00      1,019.09         6.10
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 1.03%, 1.29%, and 1.18% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,139.14        $5.25
  Hypothetical (5% return before expenses)     1,000.00      1,020.23         4.96
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,137.92         6.15
  Hypothetical (5% return before expenses)     1,000.00      1,019.38         5.81
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.97% and 1.14% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,136.36        $5.65
  Hypothetical (5% return before expenses)     1,000.00      1,019.84         5.35
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,134.34         6.63
  Hypothetical (5% return before expenses)     1,000.00      1,018.93         6.27
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,135.03         6.13
  Hypothetical (5% return before expenses)     1,000.00      1,019.40         5.80
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, 1.23%, and 1.14% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
JANUS AGGRESSIVE GROWTH PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,047.94        $4.63
  Hypothetical (5% return before expenses)     1,000.00      1,020.61         4.57
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,046.96         5.92
  Hypothetical (5% return before expenses)     1,000.00      1,019.35         5.84
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,046.89         5.40
  Hypothetical (5% return before expenses)     1,000.00      1,019.86         5.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.15%, and 1.05% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
LORD ABBETT AMERICA'S VALUE PORTFOLIO       ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,115.01        $5.85
  Hypothetical (5% return before expenses)     1,000.00      1,019.61         5.59
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,076.28        $3.32
  Hypothetical (5% return before expenses)     1,000.00      1,021.93         3.24
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,075.37         4.58
  Hypothetical (5% return before expenses)     1,000.00      1,020.72         4.46
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,075.30         4.07
  Hypothetical (5% return before expenses)     1,000.00      1,021.21         3.96
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.63%, 0.88%, and 0.78% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
LORD ABBETT GROWTH AND INCOME PORTFOLIO     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,088.22        $2.89
  Hypothetical (5% return before expenses)     1,000.00      1,022.37         2.80
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,087.08         4.20
  Hypothetical (5% return before expenses)     1,000.00      1,021.11         4.07
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.57% and 0.82% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,089.86        $4.73
  Hypothetical (5% return before expenses)     1,000.00      1,020.61         4.57
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,087.65         6.03
  Hypothetical (5% return before expenses)     1,000.00      1,019.36         5.84
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90% and 1.15% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,138.26        $4.14
  Hypothetical (5% return before expenses)     1,000.00      1,021.26         3.91
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,137.06         5.49
  Hypothetical (5% return before expenses)     1,000.00      1,020.00         5.19
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.78% and 1.03% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/4/2004*    12/31/04      11/4/04-12/31/04
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,071.50        $0.56
  Hypothetical (5% return before expenses)     1,000.00      1,007.38         0.55
------------------------------------------  ------------- ------------- ----------------

*  Portfolio Inception 11/4/2004.
** Expenses are equal to the Fund's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/4/04*      12/31/04      11/4/04-12/31/04
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,041.90        $0.56
  Hypothetical (5% return before expenses)     1,000.00      1,007.37         0.55
------------------------------------------  ------------- ------------- ----------------

*  Portfolio Inception 11/4/2004.
** Expenses are equal to the Fund's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/4/2004*    12/31/04      11/4/04-12/31/04
METLIFE DEFENSIVE STRATEGY PORTFOLIO        ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,013.40        $0.54
  Hypothetical (5% return before expenses)     1,000.00      1,007.39         0.54
------------------------------------------  ------------- ------------- ----------------

*  Portfolio Inception 11/4/2004.
** Expenses are equal to the Fund's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                              BEGINNING      ENDING      EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                              11/4/04*      12/31/04    11/4/04-12/31/04
                                            ------------- ------------- ----------------
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- ----------------

  Class B

  Actual                                      $1,000.00     $1,063.00        $0.57
  Hypothetical (5% return before expenses)     1,000.00      1,007.37         0.55
------------------------------------------  ------------- ------------- ----------------

*  Portfolio Inception 11/4/2004.
** Expenses are equal to the Fund's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/4/2004*    $ 38,352.00   11/4/04-12/31/04
METLIFE MODERATE STRATEGY PORTFOLIO         ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,025.50        $0.56
  Hypothetical (5% return before expenses)     1,000.00      1,007.37         0.55
------------------------------------------  ------------- ------------- ----------------

*  Portfolio Inception 11/4/2004.
** Expenses are equal to the Fund's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
MFS RESEARCH INTERNATIONAL PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,143.60        $5.76
  Hypothetical (5% return before expenses)     1,000.00      1,019.76         5.43
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,143.05         7.18
  Hypothetical (5% return before expenses)     1,000.00      1,018.43         6.76
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,143.88         6.64
  Hypothetical (5% return before expenses)     1,000.00      1,018.95         6.25
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.32%, and 1.22% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
MONEY MARKET PORTFOLIO                      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,005.30        $2.56
  Hypothetical (5% return before expenses)     1,000.00      1,022.58         2.58
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,004.22         3.81
  Hypothetical (5% return before expenses)     1,000.00      1,021.34         3.84
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.50% and 0.75% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
NEUBERGER BERMAN REAL ESTATE PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,253.55        $4.82
  Hypothetical (5% return before expenses)     1,000.00      1,020.86         4.32
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,252.86         5.65
  Hypothetical (5% return before expenses)     1,000.00      1,020.12         5.06
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,254.27         5.19
  Hypothetical (5% return before expenses)     1,000.00      1,020.53         4.65
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.84%, 0.98%, and 0.91% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,045.12        $3.54
  Hypothetical (5% return before expenses)     1,000.00      1,021.68         3.50
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,043.33         4.68
  Hypothetical (5% return before expenses)     1,000.00      1,020.56         4.63
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.69% and 0.95% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
PIMCO PEA INNOVATION PORTFOLIO              ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  969.28        $4.87
  Hypothetical (5% return before expenses)     1,000.00      1,020.19         5.00
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        966.98         6.07
  Hypothetical (5% return before expenses)     1,000.00      1,018.97         6.23
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00        967.05         5.56
  Hypothetical (5% return before expenses)     1,000.00      1,019.48         5.71
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.96%, 1.21%, and 1.10% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).'

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
PIMCO TOTAL RETURN PORTFOLIO                ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,046.17        $2.97
  Hypothetical (5% return before expenses)     1,000.00      1,022.24         2.93
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,044.38         4.21
  Hypothetical (5% return before expenses)     1,000.00      1,021.02         4.16
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,045.13         3.70
  Hypothetical (5% return before expenses)     1,000.00      1,021.52         3.65
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.57%, 0.81%, and 0.71% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,119.65        $6.57
  Hypothetical (5% return before expenses)     1,000.00      1,018.94         6.26
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,118.12         7.92
  Hypothetical (5% return before expenses)     1,000.00      1,017.66         7.54
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19% and 1.45% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
THIRD AVENUE SMALL CAP PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,132.59        $4.76
  Hypothetical (5% return before expenses)     1,000.00      1,020.67         4.51
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,131.52         5.75
  Hypothetical (5% return before expenses)     1,000.00      1,019.74         5.45
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.87% and 1.07% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,097.38        $4.55
  Hypothetical (5% return before expenses)     1,000.00      1,020.80         4.38
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,096.91         5.83
  Hypothetical (5% return before expenses)     1,000.00      1,019.58         5.61
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,096.49         5.32
  Hypothetical (5% return before expenses)     1,000.00      1,020.06         5.13
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.16%, and 1.05% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
TURNER MID-CAP GROWTH PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,078.77        $4.75
  Hypothetical (5% return before expenses)     1,000.00      1,020.57         4.62
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,077.80         5.75
  Hypothetical (5% return before expenses)     1,000.00      1,019.60         5.59
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.91% and 1.10% for Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 92.1%
        AUTO COMPONENTS - 1.3%
        Genuine Parts Co.(a)....................    85,900 $   3,784,754
                                                           -------------
        BANKS - 7.6%
        City National Corp......................    44,700     3,158,055
        Comerica, Inc...........................    35,750     2,181,465
        Compass Bancshares, Inc.................    47,850     2,328,860
        Hibernia Corp. - Class A................    84,800     2,502,448
        Hudson United Bancorp(a)................    52,000     2,047,760
        Marshall & Ilsley Corp..................    58,000     2,563,600
        New York Community Bancorp, Inc.(a).....   135,000     2,776,950
        TCF Financial Corp......................   101,600     3,265,424
        Webster Financial Corp..................    39,800     2,015,472
                                                           -------------
                                                              22,840,034
                                                           -------------
        CHEMICALS - 9.1%
        Engelhard Corp..........................    99,500     3,051,665
        International Flavors & Fragrances, Inc.   183,400     7,856,856
        Rohm and Haas Co........................    70,000     3,096,100
        Scotts Company (The) - Class A*(a)......    67,500     4,962,600
        Sigma-Aldrich Corp......................    67,900     4,105,234
        Valspar Corp.(a)........................    82,100     4,105,821
                                                           -------------
                                                              27,178,276
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 11.3%
        Ceridian Corp.*.........................   327,750     5,991,270
        Fair Isaac Corp.(a).....................    90,000     3,301,200
        MoneyGram International, Inc............    90,100     1,904,714
        Pitney Bowes, Inc.......................    66,900     3,096,132
        Rentokil Initial Plc.................... 1,207,200     3,415,017
        Republic Services, Inc..................   202,400     6,788,496
        Valassis Communications, Inc.*..........   111,400     3,900,114
        Xerox Corp.*............................   318,700     5,421,087
                                                           -------------
                                                              33,818,030
                                                           -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 1.2%
        CenturyTel, Inc.........................   104,500     3,706,615
                                                           -------------
        COMPUTERS & PERIPHERALS - 0.6%
        Intergraph Corp.*(a)....................    68,100     1,833,933
                                                           -------------
        CONTAINERS & PACKAGING - 2.6%
        Ball Corp...............................    80,800     3,553,584
        Pactiv Corp.*...........................   172,500     4,362,525
                                                           -------------
                                                               7,916,109
                                                           -------------
        ELECTRIC UTILITIES - 3.1%
        FPL Group, Inc..........................    48,300     3,610,425
        Wisconsin Energy Corp...................   165,400     5,575,634
                                                           -------------
                                                               9,186,059
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.4%
        Agilent Technologies, Inc.*.............   163,900     3,949,990
        Amphenol Corp. - Class A*...............    85,500     3,141,270

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
          Microchip Technology, Inc............. 112,350 $   2,995,251
          Xilinx, Inc........................... 110,000     3,261,500
                                                         -------------
                                                            13,348,011
                                                         -------------
          FOOD PRODUCTS - 2.8%
          Campbell Soup Co...................... 137,500     4,109,875
          Tate & Lyle Plc....................... 482,790     4,372,188
                                                         -------------
                                                             8,482,063
                                                         -------------
          FOOD RETAILERS - 1.8%
          Kroger Co.*........................... 309,000     5,419,860
                                                         -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
          Mettler-Toledo International, Inc.*(a)  80,500     4,130,455
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 1.2%
          Medco Health Solutions, Inc.*.........  89,300     3,714,880
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 1.6%
          Lee Enterprises, Inc..................   2,000        92,160
          Outback Steakhouse, Inc...............  63,600     2,911,608
          Wendy's International, Inc............  47,600     1,868,776
                                                         -------------
                                                             4,872,544
                                                         -------------
          HOUSEHOLD DURABLES - 2.4%
          Mohawk Industries, Inc.*..............  77,700     7,090,125
                                                         -------------
          INDUSTRIAL - DIVERSIFIED - 1.3%
          ITT Industries, Inc...................  46,400     3,918,480
                                                         -------------
          INSURANCE - 2.6%
          ACE, Ltd.............................. 105,000     4,488,750
          RenaissanceRe Holdings, Ltd...........  62,000     3,228,960
                                                         -------------
                                                             7,717,710
                                                         -------------
          IT CONSULTING & SERVICES - 1.2%
          Reynolds and Reynolds Co. - Class A... 136,700     3,623,917
                                                         -------------
          MACHINERY - 1.4%
          Dover Corp............................ 101,400     4,252,716
                                                         -------------
          MEDIA - 3.1%
          Belo Corp............................. 124,000     3,253,760
          Knight-Ridder, Inc....................  42,200     2,824,868
          New York Times Co. - Class A..........  78,700     3,210,960
                                                         -------------
                                                             9,289,588
                                                         -------------
          OIL & GAS - 15.0%
          Amerada Hess Corp.....................  52,050     4,287,879
          Apache Corp...........................  65,000     3,287,050
          BJ Services Co........................  66,000     3,071,640
          FMC Technologies, Inc.*...............  99,800     3,213,560
          Murphy Oil Corp.......................  38,250     3,077,212
          Nabors Industries, Ltd.*..............  62,100     3,185,109
          Newfield Exploration Co.*.............  52,000     3,070,600
          Noble Corp.*.......................... 127,100     6,321,954
          Pioneer Natural Resources Co..........  96,400     3,383,640
          Plains Exploration & Production Co.*.. 121,500     3,159,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        OIL & GAS - CONTINUED
        Smith International, Inc.*................  54,500 $   2,965,345
        Williams Companies, Inc................... 377,700     6,152,733
                                                           -------------
                                                              45,175,722
                                                           -------------
        PAPER & FOREST PRODUCTS - 1.5%
        Georgia-Pacific Corp...................... 117,900     4,418,892
                                                           -------------
        PHARMACEUTICALS - 4.6%
        Forest Laboratories, Inc.*................ 135,000     6,056,100
        IMS Health, Inc........................... 128,400     2,980,164
        Teva Pharmaceutical Industries, Ltd.
          (ADR)(a)................................ 155,000     4,628,300
                                                           -------------
                                                              13,664,564
                                                           -------------
        RETAIL - SPECIALTY - 2.3%
        Family Dollar Stores, Inc.................  79,400     2,479,662
        Mattel, Inc............................... 228,600     4,455,414
                                                           -------------
                                                               6,935,076
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.3%
        National Semiconductor Corp............... 215,400     3,866,430
                                                           -------------
        SOFTWARE - 4.0%
        Computer Associates International, Inc.(a) 139,100     4,320,446
        Diebold, Inc..............................  78,400     4,369,232
        Intuit, Inc.*.............................  74,600     3,283,146
                                                           -------------
                                                              11,972,824
                                                           -------------
        TEXTILES, APPAREL & LUXURY GOODS - 1.4%
        V.F. Corp.................................  77,300     4,280,874
                                                           -------------

        Total Common Stocks (Cost $246,966,319)              276,438,541
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 13.4%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 2.10% to
       be repurchased at $23,421,098 on
       01/03/05 collateralized by $24,040,000
       FHLMC 2.050% due 11/28/05 with a
       value of $23,889,750..................... $23,417,000 $  23,417,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  16,853,169    16,853,169
                                                             -------------
     Total Short-Term Investments
     (Cost $40,270,169)                                         40,270,169
                                                             -------------

     TOTAL INVESTMENTS - 105.5%
     (Cost $287,236,488)                                       316,708,710

     Other Assets and Liabilities (net) - (5.5%)               (16,435,037)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 300,273,673
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 99.2%
         AEROSPACE & DEFENSE - 1.4%
         United Industrial Corp.(a)............  98,100 $    3,800,394
         Woodward Governor Co..................  27,900      1,997,919
                                                        --------------
                                                             5,798,313
                                                        --------------
         AIRLINES - 0.4%
         AirTran Holdings, Inc.*(a)............ 151,100      1,616,770
                                                        --------------
         BANKS - 4.6%
         East West Bancorp, Inc.(a)............  83,700      3,512,052
         PrivateBancorp, Inc.(a)...............  72,900      2,349,567
         Silicon Valley Bancshares*(a).........  75,900      3,401,838
         Southwest Bancorp of Texas, Inc....... 138,400      3,223,336
         Texas Regional Bancshares,
           Inc. - Class A......................  63,500      2,075,180
         UCBH Holdings, Inc.(a)................  59,700      2,735,454
         W Holding Co., Inc.(a)................  70,890      1,626,217
                                                        --------------
                                                            18,923,644
                                                        --------------
         BIOTECHNOLOGY - 1.1%
         Affymetrix, Inc.*(a)..................  83,600      3,055,580
         Genencor Intl., Inc.*(a)..............  77,900      1,277,560
                                                        --------------
                                                             4,333,140
                                                        --------------
         CHEMICALS - 0.3%
         Spartech Corp.(a).....................  52,000      1,408,680
                                                        --------------
         COMMERCIAL SERVICES & SUPPLIES - 8.3%
         Advisory Board Co.*(a)................  45,600      1,681,728
         Charles River Associates, Inc.*(a)....  51,700      2,418,009
         Corporate Executive Board Co..........  49,000      3,280,060
         CoStar Group, Inc.*(a)................  86,500      3,994,570
         Euronet Worldwide, Inc.*(a)........... 133,200      3,465,864
         Gen Probe, Inc.*......................  78,300      3,539,943
         Global Payments, Inc.(a)..............  51,200      2,997,248
         ICON Plc (ADR)*(a)....................  55,400      2,141,210
         MPS Group, Inc.*...................... 224,300      2,749,918
         Pediatrix Medical Group, Inc.*........  33,600      2,152,080
         ScanSource, Inc.*(a)..................  44,200      2,747,472
         Stericycle, Inc.*(a)..................  67,100      3,083,245
                                                        --------------
                                                            34,251,347
                                                        --------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 3.6%
         Applied Signal Technology, Inc........  16,800        592,200
         CACI International, Inc. - Class A*(a)  30,700      2,091,591
         NAVTEQ Corp.*.........................  58,200      2,698,152
         Plantronics, Inc......................  55,400      2,297,438
         Polycom, Inc.*........................ 151,800      3,539,976
         SafeNet, Inc.*(a).....................  99,000      3,637,260
                                                        --------------
                                                            14,856,617
                                                        --------------
         COMPUTERS & PERIPHERALS - 2.0%
         Catapult Communications Corp.*........  87,200      2,106,752
         Intergraph Corp.*.....................  78,200      2,105,926

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       COMPUTERS & PERIPHERALS - CONTINUED
       Mercury Computer Systems, Inc.*(a)......... 111,500 $    3,309,320
       PalmOne, Inc.*(a)..........................  28,100        886,555
                                                           --------------
                                                                8,408,553
                                                           --------------
       CONSTRUCTION MATERIALS - 2.9%
       Eagle Materials, Inc.(a)...................  43,900      3,790,765
       Hughes Supply, Inc.(a).....................  95,700      3,095,895
       Insight Enterprises, Inc.*................. 112,200      2,302,344
       Trex Co., Inc.*(a).........................  52,200      2,737,368
                                                           --------------
                                                               11,926,372
                                                           --------------
       ELECTRICAL EQUIPMENT - 0.6%
       Actuant Corp. - Class A*(a)................  47,900      2,497,985
                                                           --------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.4%
       ARM Holdings, Plc (ADR).................... 522,912      3,231,599
       Cymer, Inc.*(a)............................ 107,400      3,172,596
       Daktronics, Inc.*(a).......................  69,500      1,729,855
       FEI Co.*(a)................................  62,400      1,310,400
       FLIR Systems, Inc.*(a).....................  61,600      3,929,464
       II-VI, Inc.*(a)............................  60,500      2,570,645
       Imax Corp.*(a)............................. 234,000      1,930,266
       Integrated Circuit Systems, Inc.*..........  60,800      1,271,936
       Keithley Instruments, Inc.(a)..............  97,800      1,926,660
       Pixelworks, Inc.*(a)....................... 110,800      1,256,472
       Trimble Navigation, Ltd.*(a)............... 132,700      4,384,408
                                                           --------------
                                                               26,714,301
                                                           --------------
       ENERGY EQUIPMENT & SERVICES - 0.7%
       FMC Technologies, Inc.*....................  92,500      2,978,500
                                                           --------------
       FINANCIAL SERVICES - 1.6%
       Affiliated Managers Group, Inc.*(a)........  40,800      2,763,792
       Jeffries Group, Inc........................  55,400      2,231,512
       Piper Jaffray Companies, Inc.*(a)..........  35,000      1,678,250
                                                           --------------
                                                                6,673,554
                                                           --------------
       FOOD PRODUCTS - 0.9%
       United Natural Foods, Inc.*(a)............. 116,200      3,613,820
                                                           --------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 7.5%
       American Medical Systems Holdings, Inc.*(a)  83,500      3,491,135
       Closure Medical Corp.*(a)..................  75,700      1,476,150
       Immucor, Inc.*(a).......................... 148,200      3,484,182
       Integra LifeSciences Holdings*(a)..........  93,300      3,445,569
       Intuitive Surgical, Inc.*(a)...............  88,900      3,557,778
       Mentor Corp.(a)............................ 100,500      3,390,870
       NuVasive, Inc.*(a)......................... 106,900      1,095,725
       ResMed, Inc.*(a)...........................  44,200      2,258,620
       Techne Corp.*..............................  50,200      1,952,780
       Varian, Inc.*..............................  70,000      2,870,700
       Vnus Medical Technologies*(a)..............  28,100        379,912
       Wright Medical Group, Inc.*(a)............. 123,900      3,531,150
                                                           --------------
                                                               30,934,571
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 3.9%
        Accredo Health, Inc.*................... 126,049 $    3,494,078
        American Healthways, Inc.*(a)...........  57,400      1,896,496
        Amsurg Corp.*(a)........................  81,700      2,413,418
        LifePoint Hospitals, Inc.*(a)...........  91,800      3,196,476
        Renal Care Group, Inc.*(a)..............  62,800      2,260,172
        VCA Antech, Inc.*(a).................... 142,100      2,785,160
                                                         --------------
                                                             16,045,800
                                                         --------------
        HOTELS, RESTAURANTS & LEISURE - 7.7%
        Choice Hotels International, Inc.(a)....  57,600      3,340,800
        Kerzner International, Ltd.*(a).........  41,500      2,492,075
        Marvel Enterprises, Inc.*(a)............ 128,450      2,630,656
        P.F. Chang's China Bistro, Inc.*(a).....  68,100      3,837,435
        Panera Bread Co. - Class A*(a)..........  79,600      3,209,472
        Penn National Gaming, Inc.*(a)..........  59,200      3,584,560
        RARE Hospitality International, Inc.*(a) 112,450      3,582,657
        Shuffle Master, Inc.*(a)................  72,300      3,405,330
        Sonic Corp.*............................ 119,600      3,647,800
        Steiner Leisure, Ltd.*..................  69,500      2,076,660
                                                         --------------
                                                             31,807,445
                                                         --------------
        HOUSEHOLD DURABLES - 1.0%
        Beazer Homes USA, Inc.(a)...............  28,800      4,210,848
                                                         --------------
        INSURANCE - 1.4%
        Assured Guaranty, Ltd.(a)...............  75,700      1,489,019
        HCC Insurance Holdings, Inc.............  64,500      2,136,240
        ProAssurance Corp.*(a)..................  56,300      2,201,893
                                                         --------------
                                                              5,827,152
                                                         --------------
        INTERNET & CATALOG RETAIL - 0.5%
        Coldwater Creek, Inc.*(a)...............  69,500      2,145,465
                                                         --------------
        INTERNET SOFTWARE & SERVICES - 2.3%
        Digital River, Inc.*(a).................  40,900      1,701,849
        Internet Security Systems, Inc.*(a)..... 148,800      3,459,600
        RSA Security, Inc.*..................... 147,708      2,963,022
        SINA Corp.*(a)..........................  41,800      1,340,108
                                                         --------------
                                                              9,464,579
                                                         --------------
        LEISURE EQUIPMENT & PRODUCTS - 0.8%
        Nautilus Group, Inc.(a)................. 141,500      3,420,055
                                                         --------------
        MACHINERY - 2.2%
        Cognex Corp.............................  40,200      1,121,580
        Graco, Inc.(a)..........................  61,400      2,293,290
        IDEX Corp...............................  60,500      2,450,250
        JLG Industries, Inc.(a)................. 169,600      3,329,248
                                                         --------------
                                                              9,194,368
                                                         --------------
        MEDIA - 2.2%
        Lions Gate Entertainment Corp.*(a)...... 325,500      3,456,810
        Macrovision Corp.*(a)................... 120,200      3,091,544
        Radio One, Inc. - Class A*(a)...........  55,800        898,380

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      MEDIA - CONTINUED
      Radio One, Inc. - Class D*(a)............... 110,400 $    1,779,648
                                                           --------------
                                                                9,226,382
                                                           --------------
      METALS & MINING - 1.6%
      Cleveland Cliffs, Inc.(a)...................  33,600      3,489,696
      Steel Dynamics, Inc.(a).....................  84,000      3,181,920
                                                           --------------
                                                                6,671,616
                                                           --------------
      MUTUAL FUNDS - 1.6%
      iShares Nasdaq Biotechnology Index Fund.....  90,000      6,786,000
                                                           --------------
      OIL & GAS - 4.2%
      Cal Dive International, Inc.*(a)............  79,800      3,251,850
      Core Laboratories N.V.*.....................  75,000      1,751,250
      Grey Wolf, Inc.*(a)......................... 356,500      1,878,755
      Harvest Natural Resources, Inc.*............ 126,100      2,177,747
      Patterson-UTI Energy, Inc.(a)............... 109,900      2,137,555
      Quicksilver Resources, Inc.*(a).............  71,800      2,640,804
      Range Resources Corp........................  19,600        401,016
      Unit Corp.*(a)..............................  81,600      3,117,936
                                                           --------------
                                                               17,356,913
                                                           --------------
      PHARMACEUTICALS - 3.9%
      Amylin Pharmaceuticals, Inc.*(a)............  97,100      2,268,256
      Covance, Inc.*..............................  57,600      2,232,000
      Eyetech Pharmaceuticals, Inc.*(a)...........  60,300      2,743,650
      First Horizon Pharmaceutical Corp.*(a)...... 133,800      3,062,682
      Medicis Pharmaceutical Corp. - Class A(a)...  16,400        575,804
      MGI Pharma, Inc.*(a)........................ 112,200      3,142,722
      United Therapeutics Corp.*(a)...............  48,200      2,176,230
                                                           --------------
                                                               16,201,344
                                                           --------------
      RETAIL - SPECIALTY - 7.7%
      Aeropostale, Inc.*(a).......................  83,700      2,463,291
      GameStop Corp. - Class A*(a)................ 153,700      3,436,732
      Guitar Center, Inc.*(a).....................  68,000      3,582,920
      Jos. A. Bank Clothiers, Inc.*(a)............ 110,400      3,124,320
      MSC Industrial Direct Co., Inc. - Class A(a) 103,700      3,731,126
      Pacific Sunwear of California, Inc.*........  74,000      1,647,240
      Quiksilver, Inc.*(a)........................ 104,500      3,113,055
      RC2 Corp.*(a)...............................  64,000      2,086,400
      Regis Corp.(a)..............................  69,600      3,212,040
      Scotts Co. (The) - Class A*(a)..............  45,800      3,367,216
      Toro Co. (The)(a)...........................  28,400      2,310,340
                                                           --------------
                                                               32,074,680
                                                           --------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
      FormFactor, Inc.*(a)........................ 117,500      3,188,950
      Microsemi Corp.*............................ 254,000      4,409,440
      Power Integrations, Inc.*(a)................  53,400      1,056,252
      Semtech Corp.*(a)........................... 152,700      3,339,549
      Varian Semiconductor Equipment Associates,
        Inc.*(a)..................................  42,300      1,558,755
                                                           --------------
                                                               13,552,946
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         SOFTWARE - 7.1%
         Activision, Inc.*...................... 160,600 $   3,240,908
         Anteon International Corp.*............  79,800     3,340,428
         Avid Technology, Inc.*(a)..............  49,100     3,031,925
         Cerner Corp.*(a).......................  70,100     3,727,217
         Epicor Software Corp.*(a).............. 204,200     2,877,178
         Macromedia, Inc.*(a)................... 135,000     4,201,200
         Magma Design Automation, Inc.*(a)......  69,900       877,944
         MicroStrategy, Inc. - Class A*.........  56,800     3,422,200
         Websense, Inc.*........................  90,100     4,569,872
                                                         -------------
                                                            29,288,872
                                                         -------------
         TEXTILES, APPAREL & LUXURY GOODS - 2.0%
         Bebe stores, Inc.(a)................... 126,224     3,405,510
         Fossil, Inc.*(a).......................  80,475     2,063,379
         Oxford Industries, Inc.(a).............  72,600     2,998,380
                                                         -------------
                                                             8,467,269
                                                         -------------
         TRANSPORTATION - 3.5%
         Forward Air Corp.*.....................  70,200     3,137,940
         Heartland Express, Inc.(a)............. 105,400     2,368,338
         Kirby Corp.*...........................  41,000     1,819,580
         Knight Transportation, Inc.(a).........  86,600     2,147,680
         Old Dominion Freight Line, Inc.*(a)....  69,400     2,415,120
         UTI Worldwide, Inc.(a).................  39,000     2,652,780
                                                         -------------
                                                            14,541,438
                                                         -------------
         Total Common Stocks (Cost $347,537,998)           411,219,339
                                                         -------------

      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                 SHARES       (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 27.6%
      State Street Navigator Securities Lending
        Prime Portfolio(b)
        (Cost $114,489,873).................... 114,489,873 $ 114,489,873
                                                            -------------

      TOTAL INVESTMENTS - 126.8%
      (Cost $462,027,871)                                     525,709,212

      Other Assets and Liabilities (net) - (26.8%)           (111,106,062)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 414,603,150
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 94.9%
        AEROSPACE & DEFENSE - 1.4%
        Rockwell Collins, Inc....................  80,110 $   3,159,538
                                                          -------------
        AUTO COMPONENTS - 1.5%
        Autoliv, Inc.............................  28,720     1,387,176
        Lear Corp................................  35,653     2,175,190
                                                          -------------
                                                              3,562,366
                                                          -------------
        BANKS - 8.1%
        Commerce Bancshares, Inc.................  34,446     1,729,189
        FirstMerit Corp.......................... 116,669     3,323,900
        Keycorp..................................  64,518     2,187,160
        M&T Bank Corp............................  40,606     4,378,951
        Northern Trust Corp......................  40,080     1,947,086
        Regions Financial Corp................... 145,096     5,163,967
                                                          -------------
                                                             18,730,253
                                                          -------------
        BEVERAGES - 0.4%
        Pepsi Bottling Group, Inc................  34,955       945,183
                                                          -------------
        BIOTECHNOLOGY - 1.8%
        Charles River Laboratories International,
          Inc.*..................................  33,568     1,544,464
        MedImmune, Inc.*.........................  97,491     2,642,981
                                                          -------------
                                                              4,187,445
                                                          -------------
        CHEMICALS - 3.2%
        Agrium, Inc.............................. 228,353     3,847,748
        Rohm & Haas Co...........................  78,160     3,457,017
                                                          -------------
                                                              7,304,765
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 1.0%
        Republic Services, Inc...................  70,076     2,350,349
                                                          -------------
        COMPUTER HARDWARE - 1.3%
        CDW Corp.................................  31,716     2,104,357
        Hutchinson Technology, Inc.*.............  24,177       835,799
                                                          -------------
                                                              2,940,156
                                                          -------------
        DIVERSIFIED ENERGY - 3.6%
        Western Gas Resources, Inc...............  91,485     2,675,936
        Williams Companies, Inc. (The)........... 344,375     5,609,869
                                                          -------------
                                                              8,285,805
                                                          -------------
        ELECTRIC UTILITIES - 8.2%
        Edison International.....................  37,426     1,198,755
        Entergy Corp.............................  37,240     2,517,052
        FirstEnergy Corp.........................  79,420     3,137,884
        PG&E Corp.*..............................  99,254     3,303,173
        Pinnacle West Capital Corp...............  17,200       763,852
        PPL Corp................................. 123,478     6,578,908
        Wisconsin Energy Corp....................  42,702     1,439,484
                                                          -------------
                                                             18,939,108
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
        Amphenol Corp. - Class A*................  47,545     1,746,803
                                                          -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         FINANCIALS - DIVERSIFIED - 3.9%
         American Capital Strategies, Ltd.......  74,633 $   2,489,011
         Bear Stearns Cos., Inc.................  23,234     2,377,070
         CIT Group, Inc.........................  91,099     4,174,156
                                                         -------------
                                                             9,040,237
                                                         -------------
         FOOD PRODUCTS - 0.9%
         Archer-Daniels-Midland Co..............  91,537     2,042,191
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
         Hillenbrand Industries, Inc............  11,060       614,272
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.9%
         Health Net, Inc.*...................... 151,488     4,373,459
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.9%
         Harrah's Entertainment, Inc............  34,790     2,327,103
         Hilton Hotels Corp.....................  86,886     1,975,788
         Yum! Brands, Inc.......................  48,981     2,310,923
                                                         -------------
                                                             6,613,814
                                                         -------------
         HOUSEHOLD DURABLES - 3.8%
         Lennar Corp. - Class A.................  87,668     4,969,022
         Mohawk Industries, Inc.*...............  21,064     1,922,090
         Stanley Works..........................  36,446     1,785,490
                                                         -------------
                                                             8,676,602
                                                         -------------
         HOUSEHOLD PRODUCTS - 2.0%
         Clorox Company (The)...................  62,589     3,688,370
         Estee Lauder Cos., Inc. - Class A......  21,800       997,786
                                                         -------------
                                                             4,686,156
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 3.5%
         American Standard Cos., Inc.*..........  42,431     1,753,249
         Cummins, Inc...........................  29,918     2,506,829
         Eaton Corp.............................  50,993     3,689,854
                                                         -------------
                                                             7,949,932
                                                         -------------
         INSURANCE - 8.4%
         Ambac Financial Group, Inc.............  27,175     2,231,883
         Everest Re Group, Ltd..................  38,625     3,459,255
         PartnerRe, Ltd.........................  52,964     3,280,590
         PMI Group, Inc. (The)..................  26,750     1,116,812
         RenaissanceRe Holdings, Ltd............  63,200     3,291,456
         Torchmark Corp.........................  38,021     2,172,520
         Willis Group Holdings, Ltd.............  89,810     3,697,478
                                                         -------------
                                                            19,249,994
                                                         -------------
         IT CONSULTING & SERVICES - 2.4%
         BearingPoint, Inc.*.................... 200,100     1,606,803
         Tech Data Corp.*.......................  51,984     2,360,073
         WebMD Corp.*........................... 179,135     1,461,742
                                                         -------------
                                                             5,428,618
                                                         -------------
         MEDIA - 2.7%
         Belo Corp. - Class A...................  70,055     1,838,243
         Emmis Communications Corp. - Class A*..  98,720     1,894,437

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        MEDIA - CONTINUED
        Lamar Advertising Co. - Class A*..........  60,482 $   2,587,420
                                                           -------------
                                                               6,320,100
                                                           -------------
        METALS & MINING - 1.4%
        Nucor Corp................................  42,796     2,239,942
        Peabody Energy Corp.......................  11,480       928,847
                                                           -------------
                                                               3,168,789
                                                           -------------
        OIL & GAS - 7.1%
        AGL Resources, Inc........................ 116,450     3,870,798
        EOG Resources, Inc........................  69,398     4,952,241
        Patina Oil & Gas Corp.....................  89,149     3,343,088
        Patterson-UTI Energy, Inc................. 209,874     4,082,049
                                                           -------------
                                                              16,248,176
                                                           -------------
        PAPER & PACKAGING - 1.2%
        Packaging Corp. of America................ 121,530     2,862,032
                                                           -------------
        PHARMACEUTICALS - 0.8%
        Watson Pharmaceuticals, Inc.*.............  54,945     1,802,745
                                                           -------------
        REAL ESTATE - 8.0%
        Apartment Investment & Management Co.
          (REIT) - Class A........................  95,270     3,671,706
        Developers Diversified Realty Corp. (REIT)  72,036     3,196,237
        istar Financial, Inc. (REIT).............. 149,778     6,778,952
        Plum Creek Timber Co., Inc. (REIT)........  73,690     2,832,644
        Prentiss Properties Trust (REIT)..........  53,400     2,039,880
                                                           -------------
                                                              18,519,419
                                                           -------------
        RETAIL - MULTILINE - 2.8%
        Federated Department Stores, Inc..........  61,285     3,541,660
        J.C. Penney Co., Inc......................  72,150     2,987,010
                                                           -------------
                                                               6,528,670
                                                           -------------
        RETAIL - SPECIALTY - 3.4%
        Abercrombie & Fitch Co. - Class A......... 129,558     6,082,748
        Ross Stores, Inc..........................  56,708     1,637,160
                                                           -------------
                                                               7,719,908
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
        Power Integrations, Inc.*.................  39,820       787,640
        Tessera Technologies, Inc.*...............   3,930       146,235
                                                           -------------
                                                                 933,875
                                                           -------------
        SOFTWARE - 2.1%
        Activision, Inc.*......................... 235,517     4,752,733
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.3%
        CenturyTel, Inc...........................  45,508     1,614,169
        Ditech Communications Corp.*..............  97,126     1,452,033
                                                           -------------
                                                               3,066,202
                                                           -------------
        TOBACCO - 0.8%
        Reynolds American Inc.....................  22,514     1,769,600
                                                           -------------
        TRANSPORTATION - 1.6%
        Teekay Shipping Corp......................  38,406     1,617,277

      --------------------------------------------------------------------
      SECURITY                                  SHARES/PAR      VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      TRANSPORTATION - CONTINUED
      Yellow Roadway Corp.*....................      38,052 $   2,119,877
                                                            -------------
                                                                3,737,154
                                                            -------------
      Total Common Stocks (Cost $191,570,711)                 218,256,449
                                                            -------------

      SHORT-TERM INVESTMENTS - 6.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/04 at 1.250% to
        be repurchased at $14,329,493 on
        01/03/05 collateralized by $14,670,000
        FHLMC 2.040% due 02/17/06 with a
        value of $14,615,545 (Cost
        $14,328,000)........................... $14,328,000    14,328,000
                                                            -------------

      TOTAL INVESTMENTS - 101.1%
      (Cost $205,898,711)                                     232,584,449

      Other Assets and Liabilities (net) - (1.1%)              (2,620,289)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 229,964,160
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                  SHARES      (NOTE 2)
      --------------------------------------------------------------------

      COMMON STOCKS - 97.2%
      AUSTRALIA - 3.6%
      Australia & New Zealand Banking Group, Ltd.
        Npv...................................... 1,224,000  $ 19,653,911
      John Fairfax Holdings, Ltd................. 2,862,000    10,155,544
                                                             ------------
                                                               29,809,455
                                                             ------------
      FINLAND - 1.2%
      Metso Corp.(a).............................   645,300    10,211,593
                                                             ------------
      FRANCE - 12.5%
      BNP Paribas S.A.(a)........................   226,500    16,342,478
      Compagnie Generale des Establissements
        Michelin(a)..............................   136,400     8,707,494
      L'Oreal S.A................................    96,600     7,297,592
      Neopost S.A.(a)............................   196,500    15,207,134
      Pernod-Ricard S.A.(a)......................    58,000     8,846,986
      Publicis Groupe(a).........................   606,700    19,566,375
      Sanofi Aventis S.A.(a).....................   116,035     9,247,816
      Total SA(a)................................    11,000     2,400,904
      Vivendi Universal S.A.*(a).................   533,600    17,044,363
                                                             ------------
                                                              104,661,142
                                                             ------------
      GERMANY - 9.0%
      Bayerische Motoren Werke (BMW) AG(a).......   537,200    24,131,950
      Deutsche Boerse AG(a)......................   364,400    21,832,542
      Hannover Rueckversicherung AG(a)...........   221,600     8,635,489
      Henkel KGaA................................   256,000    21,093,940
                                                             ------------
                                                               75,693,921
                                                             ------------
      HONG KONG - 0.5%
      Giordano International, Ltd................ 6,384,000     4,022,093
                                                             ------------
      IRELAND - 3.6%
      Bank of Ireland............................ 1,810,000    29,812,551
                                                             ------------
      ISRAEL - 0.7%
      Orbotech, Ltd.*............................   265,000     5,610,050
                                                             ------------
      ITALY - 5.0%
      Banco Popolare di Verona e Novara Scrl(a)..   672,500    13,613,452
      Bulgari S.p.A.(a)..........................   911,000    11,201,188
      Sanpaolo IMI S.p.A.(a).....................   325,000     4,658,918
      UniCredito Italiano S.p.A.(a).............. 2,213,000    12,665,791
                                                             ------------
                                                               42,139,349
                                                             ------------
      JAPAN - 7.3%
      Daiwa Securities Group, Inc.(a)............ 1,489,000    10,686,926
      Meitec Corp.(a)............................   402,500    14,978,099
      OLYMPUS Corp.(a)...........................   561,000    11,959,691
      Takeda Pharmaceutical Co., Ltd.............   463,000    23,297,007
                                                             ------------
                                                               60,921,723
                                                             ------------
      MEXICO - 1.5%
      Grupo Televisa, S.A. (ADR).................   201,800    12,208,900
                                                             ------------
      NETHERLANDS - 7.0%
      Akzo Nobel N.V.............................   507,500    21,552,631

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        NETHERLANDS - CONTINUED
        Euronext N.V.(a).......................   775,600  $ 23,591,924
        Heineken Holding NV - Series A.........   386,300    11,633,010
        Heineken NV............................    64,375     2,136,811
                                                           ------------
                                                             58,914,376
                                                           ------------
        SINGAPORE - 1.3%
        United Overseas Bank, Ltd.............. 1,260,400    10,649,354
                                                           ------------
        SOUTH KOREA - 5.6%
        Kookmin Bank*..........................   387,000    15,088,484
        Lotte Chilsung Beverage Co., Ltd.......    11,510    10,659,406
        SK Telecom Co., Ltd....................   111,850    21,277,569
                                                           ------------
                                                             47,025,459
                                                           ------------
        SWITZERLAND - 16.0%
        Credit Suisse Group*...................   543,000    22,837,954
        Givaudan S.A...........................    24,220    15,928,098
        Lonza Group AG.........................   339,700    19,082,477
        Nestle S.A.............................    99,200    25,912,855
        Novartis AG............................   433,000    21,731,174
        Swatch Group AG........................   555,700    16,480,393
        Syngenta AG*...........................   111,400    11,786,397
                                                           ------------
                                                            133,759,348
                                                           ------------
        UNITED KINGDOM - 22.4%
        Aegis Group Plc........................ 6,707,500    13,861,454
        Associated British Ports Holdings Plc.. 1,838,000    16,714,573
        BP Plc................................. 1,059,000    10,304,769
        British Sky Broadcasting Group Plc.....   175,000     1,882,639
        Cadbury Schweppes Plc.................. 2,426,000    22,530,680
        Diageo Plc............................. 2,034,500    28,945,574
        GlaxoSmithKline Plc.................... 1,301,000    30,565,334
        Lloyds TSB Group Plc................... 2,280,200    20,652,528
        Michael Page International Plc......... 2,095,000     7,505,788
        Signet Group Plc....................... 8,641,000    18,208,906
        Vodafone Group Plc..................... 5,892,000    15,928,511
                                                           ------------
                                                            187,100,756
                                                           ------------
        Total Common Stocks (Cost $652,312,378)             812,540,070
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 24.9%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/31/04 at 1.25% to be repurchased
       at $29,733,097 on 01/03/05
       collateralized by $30,440,000 FHLMC
       at 2.04% due 02/17/06 with a value of
       $30,327,007............................ $ 29,730,000 $   29,730,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  177,932,127    177,932,127
                                                            --------------
     Total Short-Term Investments
     (Cost $207,662,127)                                       207,662,127
                                                            --------------

     TOTAL INVESTMENTS - 122.1%
     (Cost $859,974,505)                                     1,020,202,197

     Other Assets and Liabilities (net) - (22.1%)             (184,374,712)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  835,827,485
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

Summary of Total Foreign Securities by Industry Classification 12/31/2004

                                            VALUE   PERCENT OF NET
             INDUSTRY                       (000)       ASSETS
             -----------------------------------------------------
             Apparel & Textiles........... $ 11,201       1.3%
             Automotive...................   32,839       3.9
             Banks........................  146,322      17.5
             Beverages, Food, & Tobacco...   77,475       9.3
             Biotechnology................   19,082       2.3
             Business Services............    7,506       0.9
             Chemicals....................   49,267       5.9
             Communications...............   92,998      11.1
             Cosmetics & Personal Care....    7,298       0.9
             Electronics..................   17,570       2.1
             Financial Services...........   75,766       9.1
             Food & Drug Retailing........   33,190       4.0
             Household Products...........   21,094       2.5
             Insurance....................    8,635       1.0
             Industrial Machinery.........   10,212       1.2
             Media........................   18,927       2.3
             Office Furnishings & Supplies   15,207       1.8
             Oil & Gas....................   12,706       1.5
             Pharmaceuticals..............   84,841      10.2
             Retailers....................   38,711       4.6
             Software.....................   14,978       1.8
             Transportation...............   16,715       2.0
                                           --------      ----
                                           $812,540      97.2%
                                           ========      ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 94.1%
          AIR FREIGHT & LOGISTICS - 3.9%
          C.H. Robinson Worldwide, Inc.(a).....  89,700 $   4,980,144
          FedEx Corp...........................  92,780     9,137,902
          United Parcel Service, Inc. - Class B 107,445     9,182,250
                                                        -------------
                                                           23,300,296
                                                        -------------
          AUTO COMPONENTS - 0.6%
          Advance Auto Parts, Inc.*............  67,960     2,968,493
          Autoliv, Inc.........................  11,975       578,392
                                                        -------------
                                                            3,546,885
                                                        -------------
          BANKS - 2.8%
          Mitsubishi Tokyo Finacial Group, Inc.     910     9,190,693
          UCBH Holdings, Inc.(a)............... 167,820     7,689,512
                                                        -------------
                                                           16,880,205
                                                        -------------
          BIOTECHNOLOGY - 1.6%
          Gilead Sciences, Inc.*...............  82,995     2,903,995
          Invitrogen Corp.*.................... 102,855     6,904,656
                                                        -------------
                                                            9,808,651
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 3.6%
          Iron Mountain, Inc.*(a).............. 188,415     5,744,773
          Paychex, Inc......................... 267,030     9,100,383
          Stericycle, Inc.*(a)................. 122,260     5,617,847
          Vedior NV............................  51,420       834,172
                                                        -------------
                                                           21,297,175
                                                        -------------
          COMMUNICATIONS EQUIPMENT - 1.8%
          Corning, Inc.*....................... 603,705     7,105,608
          Research In Motion, Ltd.*............  45,110     3,717,966
                                                        -------------
                                                           10,823,574
                                                        -------------
          CONTAINERS & PACKAGING - 1.4%
          Ball Corp............................ 192,680     8,474,066
                                                        -------------
          ENERGY EQUIPMENT & SERVICES - 2.3%
          Kennametal, Inc......................  70,845     3,525,956
          Reliant Energy, Inc.*................ 739,650    10,096,222
                                                        -------------
                                                           13,622,178
                                                        -------------
          FINANCIALS - DIVERSIFIED - 5.2%
          Chicago Mercantile Exchange(a).......  47,605    10,887,263
          Deutsche Boerse AG................... 104,311     6,249,655
          J.P. Morgan Chase & Co............... 116,950     4,562,220
          Providian Financial Corp.*...........  83,480     1,374,916
          SLM Corp............................. 144,095     7,693,232
                                                        -------------
                                                           30,767,286
                                                        -------------
          FOOD & DRUG RETAILING - 2.7%
          Sysco Corp........................... 131,420     5,016,301
          Whole Foods Market, Inc.............. 116,305    11,089,682
                                                        -------------
                                                           16,105,983
                                                        -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
       Boston Scientific Corp.*...................  81,215 $   2,887,193
       Varian Medical Systems, Inc.*.............. 246,330    10,651,309
                                                           -------------
                                                              13,538,502
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 5.1%
       Coventry Health Care, Inc.*................ 108,030     5,734,232
       Neurocrine Biosciences, Inc.*(a)........... 228,455    11,262,832
       UnitedHealth Group, Inc.................... 152,760    13,447,463
                                                           -------------
                                                              30,444,527
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 6.5%
       Four Seasons Hotels, Inc.(a)............... 187,940    15,371,612
       Las Vegas Sands Corp.*.....................  57,055     2,738,640
       Outback Steakhouse, Inc.................... 106,100     4,857,258
       Royal Caribbean Cruises, Ltd.(a)........... 166,590     9,069,160
       Starwood Hotels & Resorts Worldwide, Inc. -
         Class B.................................. 115,860     6,766,224
                                                           -------------
                                                              38,802,894
                                                           -------------
       HOUSEHOLD DURABLES - 4.0%
       American Standard Companies, Inc.*......... 136,090     5,623,239
       Harman International Industries, Inc.......  68,575     8,709,025
       Lennar Corp. - Class A..................... 163,135     9,246,492
                                                           -------------
                                                              23,578,756
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 3.4%
       3M Co......................................  85,685     7,032,168
       General Electric Co........................ 191,080     6,974,420
       Tyco International, Ltd.................... 172,400     6,161,576
                                                           -------------
                                                              20,168,164
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 8.1%
       BEA Systems, Inc.*(a)...................... 630,165     5,583,262
       IAC / InterActiveCorp*..................... 164,865     4,553,571
       Juniper Networks, Inc.*(a)................. 186,075     5,059,379
       McAfee, Inc.*.............................. 223,210     6,457,465
       Openwave Systems, Inc.*(a)................. 133,475     2,063,524
       VeriSign, Inc.*............................ 151,490     5,077,945
       Yahoo!, Inc.*.............................. 515,875    19,438,170
                                                           -------------
                                                              48,233,316
                                                           -------------
       MEDIA - 1.7%
       EchoStar Communications Corp. - Class A.... 131,430     4,368,733
       Time Warner, Inc.*......................... 284,490     5,530,486
                                                           -------------
                                                               9,899,219
                                                           -------------
       OIL & GAS - 7.5%
       BJ Services Co............................. 119,900     5,580,146
       BP Plc (ADR)...............................  99,495     5,810,508
       EOG Resources, Inc.........................  93,660     6,683,577
       GlobalSantaFe Corp......................... 268,565     8,892,187

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         OIL & GAS - CONTINUED
         Total Fina Elf S.A. (ADR)(a)............ 106,570 $  11,705,649
         Transocean, Inc.*....................... 143,435     6,080,210
                                                          -------------
                                                             44,752,277
                                                          -------------
         PERSONAL PRODUCTS - 1.3%
         Avon Products, Inc...................... 202,705     7,844,684
                                                          -------------
         PHARMACEUTICALS - 10.2%
         Alcon, Inc..............................  87,380     7,042,828
         Amgen, Inc.*............................  98,680     6,330,322
         Celgene Corp.*(a)....................... 350,930     9,310,173
         Elan Corp. Plc (ADR)*(a)................ 189,610     5,166,873
         Genentech, Inc.*........................ 147,145     8,010,574
         MGI Pharma, Inc.*(a).................... 243,235     6,813,012
         Roche Holding AG........................ 106,996    12,265,206
         Sanofi-Synthelabo S.A...................  69,303     5,523,345
                                                          -------------
                                                             60,462,333
                                                          -------------
         RETAIL - SPECIALTY - 6.8%
         Abercrombie & Fitch Co. - Class A....... 142,495     6,690,140
         Best Buy Co., Inc....................... 102,280     6,077,478
         Coach, Inc.*............................ 150,525     8,489,610
         Lowe's Companies, Inc...................  40,565     2,336,138
         The Gap, Inc............................ 402,815     8,507,453
         Tiffany & Co............................ 100,325     3,207,390
         Urban Outfitters, Inc.*(a).............. 120,682     5,358,281
                                                          -------------
                                                             40,666,490
                                                          -------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.1%
         Maxim Integrated Products, Inc.......... 269,280    11,414,779
         Texas Instruments, Inc.................. 296,245     7,293,552
                                                          -------------
                                                             18,708,331
                                                          -------------
         SOFTWARE - 4.7%
         Check Point Software Technologies, Ltd.* 149,275     3,676,643
         Citrix Systems, Inc.*................... 143,205     3,512,819
         EMC Corp.*.............................. 133,590     1,986,483
         NAVTEQ Corp.*........................... 191,015     8,855,455
         SAP AG..................................  55,965     9,948,232
                                                          -------------
                                                             27,979,632
                                                          -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.2%
         Cisco Systems, Inc.*.................... 467,525     9,023,233
         Motorola, Inc........................... 234,845     4,039,334
                                                          -------------
                                                             13,062,567
                                                          -------------

    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    TELECOMMUNICATION SERVICES - WIRELESS - 1.3%
    Amdocs, Ltd.*...............................     294,990 $   7,743,488
                                                             -------------
    Total Common Stocks (Cost $482,706,574)                    560,511,479
                                                             -------------

    SHORT-TERM INVESTMENTS - 18.8%
    COMMERICAL PAPER - 4.8%
    UBS Finance, Inc., 2.120%, due
      01/03/05.................................. $28,996,584    28,996,584
    Prudential Funding Corp., 2.100%, due
      01/03/05..................................   5,399,370     5,399,370
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  78,013,793    78,013,793
                                                             -------------
    Total Short-Term Investments
    (Cost $112,409,747)                                        112,409,747
                                                             -------------

    TOTAL INVESTMENTS - 112.9%
    (Cost $595,116,322)                                        672,921,226

    Other Assets and Liabilities (net) - (12.9%)               (77,134,141)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 595,787,084
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                   PAR        VALUE
        DESCRIPTION                               AMOUNT     (NOTE 2)
        ---------------------------------------------------------------

        DOMESTIC BONDS & DEBT SECURITIES - 21.7%
        AEROSPACE & DEFENSE - 0.1%
        DRS Technologies, Inc.
          6.875%, due 11/01/13.................. $  40,000 $     42,000
                                                           ------------
        AUTO COMPONENTS - 0.4%
        Affinia Group, Inc.
          9.000%, due 11/30/14 (144A)(a)........    75,000       78,562
        Cooper Standard Automotive
          8.375%, due 12/15/14 (144A)(a)........    65,000       65,163
                                                           ------------
                                                                143,725
                                                           ------------
        CHEMICALS - 1.4%
        Crompton Corp.
          9.875%, due 08/01/12 (144A)(a)........   125,000      143,750
        Huntsman International Holdings
          11.738%, due 12/31/09+................   100,000       56,500
        Nalco Co. 8.875%, due 11/15/13..........   100,000      110,250
        Rayovac Corp. 8.500%, due 10/01/13......    75,000       83,625
        Rockwood Specialties Group
          7.500%, due 11/15/14 (144A)(a)........    70,000       72,975
        Terra Industries, Inc.
          11.500%, due 06/01/10.................    10,000       11,450
                                                           ------------
                                                                478,550
                                                           ------------
        COAL - 0.3%
        Foundation Pennsylvania Coal Co.
          7.250%, due 08/01/14 (144A)(a)........   100,000      107,000
                                                           ------------
        COMMERCIAL SERVICES & SUPPLIES - 0.5%
        Allied Waste North America, Inc.
          6.125%, due 02/15/14..................    75,000       70,875
        Iron Mountain, Inc. 6.625%, due 01/01/16   125,000      117,187
                                                           ------------
                                                                188,062
                                                           ------------
        CONSTRUCTION & ENGINEERING - 0.2%
        Shaw Group, Inc. (The)
          10.750%, due 03/15/10.................    75,000       83,063
                                                           ------------
        CONTAINERS & PACKAGING - 1.2%
        Constar International, Inc.
          11.000%, due 12/01/12.................   150,000      156,375
        Owens-Brockway Glass Container
          7.750%, due 05/15/11..................   100,000      108,750
        Stone Container Finance Co.
          7.375%, due 07/15/14..................   150,000      160,500
                                                           ------------
                                                                425,625
                                                           ------------
        ELECTRICAL EQUIPMENT - 0.2%
        Texas Genco LLC 6.875%,
          due 12/15/14 (144A)(a)................    50,000       51,938
                                                           ------------
        ENTERTAINMENT & LEISURE - 0.3%
        Loews Cineplex Entertainment Corp.
          9.000%, due 08/01/14 (144A)(a)........   100,000      108,750
                                                           ------------

        ----------------------------------------------------------------
        SECURITY                                     PAR       VALUE
        DESCRIPTION                                 AMOUNT    (NOTE 2)
        ----------------------------------------------------------------

        FOOD & DRUG RETAILING - 0.4%
        Jean Coutu Group PJC, Inc.
          8.500%, due 08/01/14 (144A)(a).......... $ 50,000 $     51,500
        Stater Brothers Holdings, Inc.
          8.125%, due 06/15/12....................  100,000      106,250
                                                            ------------
                                                                 157,750
                                                            ------------
        FOOD PRODUCTS - 1.1%
        Chiquita Brands International, Inc.
          7.500%, due 11/01/14 (144A)(a)..........  125,000      127,188
        Dole Food Co., Inc. 8.875%, due 03/15/11..  125,000      136,562
        Land O Lakes, Inc. 8.750%, due 11/15/11...   75,000       75,000
        Rite Aid Corp. 8.125%, due 05/01/10.......   50,000       53,125
                                                            ------------
                                                                 391,875
                                                            ------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
        Medex, Inc. 8.875%, due 05/15/13..........   75,000       87,750
                                                            ------------
        HEALTH CARE PROVIDERS - 0.9%
        Ameripath, Inc. 10.500%, due 04/01/13.....   75,000       80,063
        HCA, Inc. 6.375%, due 01/15/15............  145,000      145,854
        Tenet Healthcare Corp.
          9.875%, due 07/01/14 (144A)(a)..........   75,000       82,125
                                                            ------------
                                                                 308,042
                                                            ------------
        HOTELS, RESTAURANTS & LEISURE - 1.3%
        Friendly Ice Cream Corp.
          8.375%, due 06/15/12....................  100,000       98,625
        Gaylord Entertainment Co.
          8.000%, due 11/15/13....................  125,000      135,625
        Hard Rock Hotel, Inc. 8.875%, due 06/01/13  100,000      111,000
        Hilton Hotels Corp. 3.375%, due 04/15/23..   50,000       60,062
        River Rock Entertainment Authority
          9.750%, due 11/01/11....................   50,000       56,313
                                                            ------------
                                                                 461,625
                                                            ------------
        HOUSEHOLD DURABLES - 0.2%
        Fedders North America,Inc.
          9.875%, due 03/01/14....................   75,000       61,500
                                                            ------------
        MACHINERY - 0.5%
        Agco Corp. Delaware 1.750%, due 12/31/33..  100,000      117,500
        Park-Ohio Industries, Inc.
          8.375%, due 11/15/14 (144A)(a)..........   75,000       75,375
                                                            ------------
                                                                 192,875
                                                            ------------
        MEDIA - 1.6%
        Emmis Operating Co. 6.875%, due 05/15/12..   75,000       78,844
        Insight Communications Co., Inc.,
          0.000%/12.250%, due 02/15/11++..........  190,000      185,725
        Interpublic Group Co., Inc.
          6.250%, due 11/15/14....................   25,000       25,421
        Mediacom LLC 9.500%, due 01/15/13.........  160,000      161,400

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                     PAR       VALUE
        DESCRIPTION                                 AMOUNT    (NOTE 2)
        ----------------------------------------------------------------

        MEDIA - CONTINUED
        Paxson Communications Corp.
          10.750%, due 07/15/08................... $125,000 $    131,875
                                                            ------------
                                                                 583,265
                                                            ------------
        METALS & MINING - 0.1%
        Neenah Foundry Co.
         13.000%, due 09/30/13 (144A)(a)..........   30,000       30,900
                                                            ------------
        OIL & GAS - 2.1%
        Airgas, Inc. 6.250%, due 07/15/14.........  125,000      128,125
        Chesapeake Energy Corp.
          6.375%, due 06/15/15 (144A)(a)             25,000       25,813
        Dynegy Holdings, Inc. 6.875%, due 04/01/11  125,000      120,937
        El Paso Corp. 7.000%, due 05/15/11........  120,000      121,950
        EXCO Resources, Inc. 7.250%, due 01/15/11.  100,000      107,500
        Ferrellgas L P 6.750%, due 05/01/14.......  100,000      103,250
        NRG Energy, Inc. 8.000%, due 12/15/13
          (144A)(a)...............................  100,000      109,500
        Williams Companies, Inc. (The)
          7.875%, due 09/01/21....................   25,000       28,000
                                                            ------------
                                                                 745,075
                                                            ------------
        PAPER & FOREST PRODUCTS - 0.8%
        Boise Cascade LLC
          7.125%, due 10/15/14 (144A)(a)..........   60,000       63,750
        Buckeye Technologies, Inc.
          8.000%, due 10/15/10....................  125,000      125,625
        Graham Packaging Co. Lp
          9.875%, due 10/15/14 (144A)(a)..........   80,000       85,800
                                                            ------------
                                                                 275,175
                                                            ------------
        PERSONAL PRODUCTS - 0.7%
        Elizabeth Arden, Inc. 7.750%, due 01/15/14  100,000      106,500
        Playtex Prods, Inc. 9.375%, due 06/01/11..  125,000      134,062
                                                            ------------
                                                                 240,562
                                                            ------------
        RETAIL - SPECIALTY - 0.5%
        JC Penney Co., Inc. 6.875%, due 10/15/15..   50,000       54,375
        Saks, Inc. 7.375%, due 02/15/19...........  125,000      124,375
                                                            ------------
                                                                 178,750
                                                            ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
        Cincinnati Bell, Inc. 8.375%, due 01/15/14   60,000       61,050
        Level 3 Financing, Inc.
          10.750%, due 10/15/11 (144A)(a).........   75,000       68,250
        Qwest Capital Funding, Inc.
          7.900%, due 08/15/10....................  125,000      126,875
                                                            ------------
                                                                 256,175
                                                            ------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
        Centennial Communications Corp.
          10.125%, due 06/15/13...................  100,000      112,750
        Nextel Partners, Inc. 8.125%, due 07/01/11  100,000      111,500

       ------------------------------------------------------------------
       SECURITY                                       PAR       VALUE
       DESCRIPTION                                   AMOUNT    (NOTE 2)
       ------------------------------------------------------------------

       TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
       Rogers Wireless, Inc.
         7.250%, due 12/15/12 (144A)(a)............ $ 25,000 $     26,625
                                                             ------------
                                                                  250,875
                                                             ------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.3%
       Invista, Inc. 9.250%, due 05/01/12 (144A)(a)  100,000      112,000
                                                             ------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.9%
       Federal National Mortgage Association
         6.000%, due 08/01/34......................  500,000      517,401
        6.000%, due 09/01/34.......................  235,602      243,817
       U. S. Treasury Note 6.750%, due 05/15/05....  500,000      507,891
       U.S. Treasury Note 5.000%, due 02/15/11.....  450,000      478,846
                                                             ------------
                                                                1,747,955
                                                             ------------
       Total Domestic Bonds & Debt Securities
       (Cost $7,431,630)                                        7,710,862
                                                             ------------

       CONVERTIBLE BONDS - 3.4%
       AEROSPACE & DEFENSE - 0.6%
       Alliant Techsystems, Inc.
         2.750%, due 02/15/24......................  100,000      106,375
       Armor Holdings, Inc. 2.000%, due 11/01/24...   75,000       85,594
                                                             ------------
                                                                  191,969
                                                             ------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
       Fisher Scientific International, Inc.
         2.500%, due 10/01/23......................  125,000      186,562
       LSI Logic Corp. 4.000%, due 05/15/10........   50,000       47,188
       Mentor Graphics Corp.
         6.875%, due 06/15/07......................   75,000       79,219
                                                             ------------
                                                                  312,969
                                                             ------------
       MEDIA - 0.5%
       International Game Technology
         0.995%, due 01/29/33+.....................  150,000      115,312
       Liberty Media Corp. 3.250%, due 03/15/31....   75,000       73,969
                                                             ------------
                                                                  189,281
                                                             ------------
       METALS & MINING - 0.3%
       Placer Dome, Inc. 2.750%, due 10/15/23......   75,000       92,344
                                                             ------------
       PHARMACEUTICALS - 0.2%
       Watson Pharmaceuticals, Inc.
         1.750%, due 03/15/23......................   75,000       77,625
                                                             ------------
       SOFTWARE - 0.6%
       DST Sys, Inc. Del 4.125%, due 08/15/23......   75,000       98,062
       EMC Corp. 4.500%, due 04/01/07..............  100,000      113,000
                                                             ------------
                                                                  211,062
                                                             ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
       RF Micro Devices, Inc.
         1.500%, due 07/01/10......................  100,000      114,500
                                                             ------------
       Total Convertible Bonds
       (Cost $1,135,721)                                        1,189,750
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)



           -----------------------------------------------------------
           SECURITY                                          VALUE
           DESCRIPTION                            SHARES    (NOTE 2)
           -----------------------------------------------------------

           COMMON STOCKS - 67.6%
           AUTO COMPONENTS - 4.8%
           Cummins, Inc..........................  3,800  $    318,402
           Dana Corp............................. 38,000       658,540
           Genuine Parts Co...................... 16,300       718,178
                                                          ------------
                                                             1,695,120
                                                          ------------
           BIOTECHNOLOGY - 0.2%
           Amgen, Inc.*..........................  1,100        70,565
                                                          ------------
           CHEMICALS - 8.3%
           Crompton Corp......................... 41,900       494,420
           Dow Chemical Co....................... 12,400       613,924
           Eastman Chemical Co................... 14,800       854,404
           Monsanto Co........................... 10,200       566,610
           Mosaic Co.*........................... 25,900       422,688
                                                          ------------
                                                             2,952,046
                                                          ------------
           COMMERCIAL SERVICES & SUPPLIES - 4.3%
           R.R. Donnelley & Son Co............... 21,100       744,619
           The ServiceMaster Co.................. 56,300       776,377
                                                          ------------
                                                             1,520,996
                                                          ------------
           COMMUNICATIONS EQUIPMENT - 0.9%
           Avaya, Inc.*.......................... 18,921       325,441
                                                          ------------
           ELECTRICAL EQUIPMENT - 3.0%
           Hubbell, Inc. - Class B............... 10,200       533,460
           Snap-On, Inc.......................... 15,800       542,888
                                                          ------------
                                                             1,076,348
                                                          ------------
           ENERGY EQUIPMENT & SERVICES - 1.5%
           Halliburton Co........................ 14,000       549,360
                                                          ------------
           FOOD & DRUG RETAILING - 3.6%
           Archer-Daniels-Midland Co.............  3,800        84,778
           H.J. Heinz Co......................... 19,200       748,608
           Kellogg Co............................  9,700       433,202
                                                          ------------
                                                             1,266,588
                                                          ------------
           FOOD RETAILERS - 0.8%
           Albertson's, Inc...................... 11,500       274,620
                                                          ------------
           HOUSEHOLD APPLIANCES & HOME FURNISHINGS - 1.1%
           Newell Rubbermaid, Inc................ 15,900       384,621
                                                          ------------
           HOUSEHOLD DURABLES - 2.6%
           Tupperware Corp....................... 43,900       909,608
                                                          ------------
           INDUSTRIAL - DIVERSIFIED - 0.5%
           Ingersoll-Rand Co. - Class A..........  2,300       184,690
                                                          ------------
           INSURANCE - 5.8%
           ACE, Ltd..............................  8,000       342,000
           Allstate Corp. (The)..................  2,800       144,816
           Lincoln National Corp.................  5,500       256,740
           Max Re Capital, Ltd...................  4,300        91,719
           PartnerRe, Ltd........................  3,800       235,372
           SAFECO Corp........................... 10,000       522,400

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        INSURANCE - CONTINUED
        St. Paul Companies, Inc....................  3,657 $    135,565
        XL Capital, Ltd. - Class A.................  4,400      341,660
                                                           ------------
                                                              2,070,272
                                                           ------------
        MACHINERY - 0.3%
        CNH Global N.V.............................  4,800       92,976
                                                           ------------
        METALS & MINING - 2.4%
        Ball Corp..................................  7,700      338,646
        Metal Management, Inc......................  4,500      120,915
        Timken Co.................................. 15,800      411,116
                                                           ------------
                                                                870,677
                                                           ------------
        OIL & GAS - 12.0%
        Ameren Corp................................ 16,300      817,282
        ChevronTexaco Corp......................... 12,900      677,379
        EOG Resources, Inc.........................  1,000       71,360
        GlobalSantaFe Corp.........................  7,700      254,947
        Kerr-McGee Corp............................  6,300      364,077
        NiSource, Inc.............................. 32,100      731,238
        Northeast Utilities........................ 34,800      655,980
        Puget Energy, Inc.......................... 28,300      699,010
                                                           ------------
                                                              4,271,273
                                                           ------------
        PAPER & FOREST PRODUCTS - 3.3%
        Georgia-Pacific Corp....................... 15,100      565,948
        MeadWestvaco Corp.......................... 17,500      593,075
                                                           ------------
                                                              1,159,023
                                                           ------------
        PHARMACEUTICALS - 2.5%
        Bristol-Myers Squibb Co.................... 30,700      786,534
        Mylan Laboratories, Inc....................  5,750      101,660
                                                           ------------
                                                                888,194
                                                           ------------
        REAL ESTATE - 4.1%
        Health Care Property Investors, Inc. (REIT) 26,400      731,016
        Healthcare Realty Trust, Inc. (REIT)....... 18,000      732,600
                                                           ------------
                                                              1,463,616
                                                           ------------
        RETAIL - MULTILINE - 1.7%
        May Department Stores Co................... 20,600      605,640
                                                           ------------
        RETAIL - SPECIALTY - 1.9%
        Foot Locker, Inc...........................  6,900      185,817
        Limited, Inc...............................  6,200      142,724
        OfficeMax, Inc............................. 11,300      354,594
                                                           ------------
                                                                683,135
                                                           ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
        SBC Communications, Inc.................... 26,400      680,328
                                                           ------------
        Total Common Stocks (Cost $20,527,047)               23,995,137
                                                           ------------

        PREFERRED STOCK - 2.5%
        ELECTRICAL EQUIPMENT - 0.9%
        CMS Energy Corp. 4.500%* (144A)(a).........  5,000      318,125
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                   SHARES/PAR   VALUE
       DESCRIPTION                                  AMOUNT    (NOTE 2)
       -----------------------------------------------------------------

       FOOD RETAILERS - 0.2%
       Albertson's, Inc. 7.250%..................      3,500 $    88,900
                                                             -----------
       INDUSTRIAL CONGLOMERATES - 0.3%
       Temple Inland, Inc. 7.500%................      2,000     112,600
                                                             -----------
       INSURANCE - 0.6%
       Chubb Corp. 7.000%........................      3,000      90,000
       XL Capital, Ltd. 6.50%....................      5,000     127,250
                                                             -----------
                                                                 217,250
                                                             -----------
       MEDIA - 0.7%
       Interpublic Group of Co., Inc. 5.375%.....      5,000     245,000
                                                             -----------
       OIL & GAS - 0.3%
       FPL Group, Inc. 8.000%....................      1,500      90,360
                                                             -----------
       Total Preferred Stock (Cost $1,001,920)                 1,072,235
                                                             -----------

       SHORT-TERM INVESTMENTS - 3.7%
       REPURCHASE AGREEMENT - 3.7%
       State Steet Bank & Trust Co., Repurchase
         Agreement, dated 12/31/04 at 0.750% to
         be repurchased at $1,329,083 on
         01/03/05 collateralized by $1,335,000
         FHLB 3.750% due 08/15/08 with a value of
         $1,355,859 (Cost $1,329,000)............ $1,329,000   1,329,000
                                                             -----------

       TOTAL INVESTMENTS - 99.4%
       (Cost $31,413,610)                                     35,296,984

       Other Assets and Liabilities (net) - 0.6%                 206,317
                                                             -----------

       TOTAL NET ASSETS - 100.0%                             $35,503,301
                                                             ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                              PAR           VALUE
        DESCRIPTION                          AMOUNT        (NOTE 2)
        ---------------------------------------------------------------

        DOMESTIC BONDS & DEBT SECURITIES - 75.1%
        AEROSPACE & DEFENSE - 2.2%
        Alliant Techsystems, Inc.
          8.500%, due 05/15/11........... $     750,000 $       825,000
        Armor Holdings, Inc.
          8.250%, due 08/15/13...........     2,000,000       2,250,000
        DRS Technologies, Inc.
         6.875%, due 11/01/13............     4,000,000       4,200,000
         6.875%, due 11/01/13 (144A)(a)..     2,000,000       2,100,000
        Esterline Technologies Corp.
          7.750%, due 06/15/13...........     3,000,000       3,292,500
        L-3 Communications Corp.
         7.625%, due 06/15/12............     2,000,000       2,205,000
         6.125%, due 01/15/14............     3,000,000       3,105,000
        Raytheon Co. 4.850%, due
          01/15/11(b)....................     7,500,000       7,694,512
        Titan Corp. 8.000%, due 05/15/11.     3,000,000       3,210,000
                                                        ---------------
                                                             28,882,012
                                                        ---------------
        AIRLINES - 0.1%
        Continental Airlines, Inc.
          7.461%, due 04/01/13...........     1,006,435         807,655
                                                        ---------------
        AUTO COMPONENTS - 1.9%
        Affinia Group, Inc.
          9.000%, due 11/30/14 (144A)(a).     1,925,000       2,016,437
        ArvinMeritor, Inc.
          8.750%, due 03/01/12(b)........     2,500,000       2,900,000
        Cooper Standard Automotive, Inc.
          8.375%, due 12/15/14 (144A)(a).     2,025,000       2,030,062
        Cummins, Inc.
          9.500%, due 12/01/10(b)........     2,500,000       2,850,000
        Delco Remy International, Inc.
          11.000%, due 05/01/09..........     3,000,000       3,210,000
        Eaglepicher, Inc.
          9.750%, due 09/01/13...........     2,500,000       2,512,500
        Stanadyne Corp.
          10.000%, due 08/15/14
          (144A)(a)......................     1,250,000       1,356,250
        Stanadyne Holdings Incorporated
          0.000%, due 02/15/15++
          (144A)(a)......................     2,750,000       1,639,688
        Tenneco Automotive, Inc.
          8.625%, due 11/15/14 (144A)(a).     1,375,000       1,436,875
        TRW Automotive, Inc.
          9.375%, due 02/15/13...........     1,785,000       2,079,525
        United Rentals North America Inc.
          7.750%, due 11/15/13(b)........     3,350,000       3,299,750
                                                        ---------------
                                                             25,331,087
                                                        ---------------
        AUTOMOTIVE LOANS - 0.2%
        Ford Motor Credit Co.
          7.250%, due 10/25/11...........     3,000,000       3,221,613
                                                        ---------------

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     AUTOMOBILES - 0.2%
     General Motors Corp.
       7.125%, due 07/15/13(b).............. $   3,000,000 $     3,074,871
                                                           ---------------
     BANKS - 0.2%
     Regions Financial Corp.
       7.000%, due 03/01/11.................     1,500,000       1,713,891
     Wachovia Corp.
       6.605%, due 10/01/25.................     1,000,000       1,111,898
                                                           ---------------
                                                                 2,825,789
                                                           ---------------
     BUILDING PRODUCTS - 0.5%
     Ainsworth Lumber Company Limited
       7.250%, due 10/01/12 (144A)(a).......     4,500,000       4,601,250
     American Standard, Inc.
       8.250%, due 06/01/09.................     1,500,000       1,734,290
                                                           ---------------
                                                                 6,335,540
                                                           ---------------
     BUILDING MATERIALS - 0.2%
     Jacuzzi Brands, Inc.
       9.625%, due 07/01/10.................     2,500,000       2,787,500
                                                           ---------------
     CAPITAL GOODS - DIVERSIFIED - 0.7%
     J.B. Poindexter & Co.
       8.750%, due 03/15/14 (144A)(a).......     2,000,000       2,135,000
     TriMas Corp.
       9.875%, due 06/15/12.................     1,025,000       1,091,625
     Tyco Internationall Group
       S.A., - Series A, Convertible 2.750%,
       due 01/15/18.........................     4,000,000       6,360,000
                                                           ---------------
                                                                 9,586,625
                                                           ---------------
     CHEMICALS - 3.2%
     Crompton Corp. 9.875%, due
       08/01/12 (144A)(a)...................     5,000,000       5,750,000
     Ferro Corp. 9.125%, due 01/01/09.......     1,000,000       1,113,626
     Hercules, Inc.
       6.750%, due 10/15/29.................     4,500,000       4,668,750
     Huntsman International Holdings LLC
       11.785%, due 12/31/09+...............     5,225,000       2,952,125
     Huntsman LLC 11.500%, due 07/15/12
       (144A)(a)............................     2,000,000       2,375,000
     IMC Global, Inc., - Series B
       11.250%, due 06/01/11................     4,000,000       4,640,000
     Lyondell Chemical Co., - Series A
       9.625%, due 05/01/07(b)..............     3,000,000       3,315,000
     Nalco Co.
       8.875%, due 11/15/13(b)..............     4,000,000       4,410,000
     Nova Chemicals Corp.
       6.500%, due 01/15/12.................     1,825,000       1,943,625
     Rhodia 8.875%, due 06/01/11(b).........     4,000,000       4,050,000
     Rockwood Specialties Group
       7.500%, due 11/15/14 (144A)(a).......     4,000,000       4,170,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     CHEMICALS - CONTINUED
     Terra Capital, Inc.
       11.500%, due 06/01/10................. $   1,950,000 $     2,232,750
     United Industries Corp., - Series D
       9.875%, due 04/01/09..................     1,150,000       1,208,937
                                                            ---------------
                                                                 42,829,813
                                                            ---------------
     COAL - 0.2%
     Foundation Pennsylvania Coal Co.
       7.250%, due 08/01/14 (144A)(a)........     2,000,000       2,140,000
                                                            ---------------
     COMMERCIAL SERVICES & SUPPLIES - 1.1%
     Iron Mountain, Inc.
       8.625%, due 04/01/13..................     3,000,000       3,202,500
      7.750%, due 01/15/15...................     8,400,000       8,568,000
     JohnsonDiversey Holdings, Inc., -
       Series B 9.625%, due 05/15/12.........     2,000,000       2,245,000
                                                            ---------------
                                                                 14,015,500
                                                            ---------------
     COMMUNICATIONS EQUIPMENT - 0.6%
     Lucent Technologies, Inc.
       6.450%, due 03/15/29..................     4,000,000       3,640,000
     Qwest Corp.
       7.875%, due 09/01/11 (144A)(a)........     2,000,000       2,180,000
     Ubiquitel Operating Co.
       9.875%, due 03/01/11 (144A)(a)........     1,550,000       1,747,625
                                                            ---------------
                                                                  7,567,625
                                                            ---------------
     COMPUTER SOFTWARE & PROCESSING - 0.2%
     Electronic Data Systems Corp. - Series B
       6.000%, due 08/01/13(b)...............     2,000,000       2,115,258
                                                            ---------------
     COMPUTERS & PERIPHERALS - 0.3%
     ASML Holding N.V., Convertible
       5.750%, due 10/15/06..................     2,000,000       2,275,000
     Seagate Technology HDD Holdings
       8.000%, due 05/15/09(b)...............     1,500,000       1,627,500
                                                            ---------------
                                                                  3,902,500
                                                            ---------------
     CONSTRUCTION & ENGINEERING - 0.1%
     Shaw Group, Inc. (The )
       10.750%, due 03/15/10(b)..............     1,500,000       1,661,250
                                                            ---------------
     CONSUMER PRODUCTS - 0.5%
     Rayovac Corp.
       8.500%, due 10/01/13..................     6,000,000       6,690,000
                                                            ---------------
     CONTAINERS & PACKAGING - 3.1%
     AEP Industries, Inc.
       9.875%, due 11/15/07..................     2,500,000       2,556,250
     Anchor Glass Container Corp., - Series B
       11.000%, due 02/15/13.................     3,000,000       3,225,000
     Bway Corp.
       10.000%, due 10/15/10.................     4,000,000       4,180,000
     Constar International, Inc.
       11.000%, due 12/01/12(b)..............     4,000,000       4,170,000

    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    CONTAINERS & PACKAGING - CONTINUED
    Crown Cork & Seal, Inc.
      7.375%, due 12/15/26(b)................ $   8,500,000 $     8,032,500
    Owens Brockway Glass Container, Inc.
      8.875%, due 02/15/09...................     3,000,000       3,273,750
     7.750%, due 05/15/11(b).................     5,500,000       5,981,250
    Owens-Illinois, Inc.
      7.500%, due 05/15/10(b)................     1,000,000       1,066,250
    Portola Packaging, Inc.
      8.250%, due 02/01/12(b)................     3,000,000       2,385,000
    Solo Cup Co.
      8.500%, due 02/15/14(b)................     4,000,000       4,180,000
    Stone Container Finance
      7.375%, due 07/15/14...................     1,775,000       1,899,250
                                                            ---------------
                                                                 40,949,250
                                                            ---------------
    ELECTRIC SERVICES - 3.1%
    AES Corp. (The)
     8.750%, due 05/15/13 (144A)(a)..........     3,500,000       3,994,375
     7.750%, due 03/01/14....................     1,800,000       1,962,000
    Calpine Generating Co.
      11.500%, due 04/01/11..................     3,000,000       2,865,000
    Duke Energy Co.
      5.375%, due 01/01/09...................     6,500,000       6,818,662
    Midwest Generation LLC
      8.750%, due 05/01/34...................     4,000,000       4,560,000
    Mission Energy Holding Co.
      13.500%, due 07/15/08..................     2,000,000       2,505,000
    NRG Energy, Inc.
      8.000%, due 12/15/13 (144A)(a).........     7,000,000       7,665,000
    Pacific Gas and Electric Co.
      4.800%, due 03/01/14...................     2,500,000       2,495,815
    PSE&G Energy Holdings, Inc.
      8.500%, due 06/15/11...................     1,500,000       1,719,375
    Texas Genco LLC
      6.875%, due 12/15/14 (144A)(a).........     1,550,000       1,610,063
    Virginia Electric & Power Co.
      4.500%, due 12/15/10...................     5,000,000       5,042,710
    Virginia Electric & Power Co., - Series A
      7.000%, due 01/01/24...................       700,000         716,005
                                                            ---------------
                                                                 41,954,005
                                                            ---------------
    ELECTRIC UTILITIES - 1.0%
    Dynegy Holdings, Inc.
      9.875%, due 07/15/10 (144A)(a).........     4,500,000       5,051,250
    Nevada Power Co.
      5.875%, due 01/15/15 (144A)(a).........     1,750,000       1,771,875
    NorthWestern Corp.
      5.875%, due 11/01/14 (144A)(a).........       450,000         462,587
    Reliant Energy, Inc.
      6.750%, due 12/15/14...................     3,050,000       3,046,187

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     ELECTRIC UTILITIES - CONTINUED
     Teco Energy, Inc.
       7.500%, due 06/15/10................. $   3,250,000 $     3,607,500
                                                           ---------------
                                                                13,939,399
                                                           ---------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
     Communications & Power Industries,
       Inc. 8.000%, due 02/01/12............     3,075,000       3,274,875
     Corning, Inc.
       5.900%, due 03/15/14(b)..............     3,000,000       3,021,654
     Sanmina Scientific Corp.
       10.375%, due 01/15/10................     1,500,000       1,728,750
                                                           ---------------
                                                                 8,025,279
                                                           ---------------
     ENERGY EQUIPMENT & SERVICES - 0.5%
     PPL Corp. 6.400%, due 11/01/11.........     2,000,000       2,202,202
     Reliant Resources, Inc.
       9.500%, due 07/15/13.................     4,500,000       5,135,625
                                                           ---------------
                                                                 7,337,827
                                                           ---------------
     ENTERTAINMENT & LEISURE - 0.1%
     Loews Cineplex Entertainment Aquisition
       Corp. 9.000%, due 08/01/14
       (144A)(a)............................     1,625,000       1,767,188
                                                           ---------------

     ENVIRONMENTAL SERVICES - 0.9%
     Allied Waste North America, Inc.
       6.500%, due 11/15/10(b)..............     3,000,000       2,955,000
      5.750%, due 02/15/11..................     4,000,000       3,780,000
      7.875%, due 04/15/13(b)...............     5,000,000       5,150,000
                                                           ---------------
                                                                11,885,000
                                                           ---------------
     FINANCIAL SERVICES - 0.2%
     JSG Funding
       9.625%, due 10/01/12.................     1,850,000       2,072,000
                                                           ---------------
     FOOD PRODUCTS - 2.7%
     American Seafoods Group LLC
       10.125%, due 04/15/10................     1,000,000       1,075,000
     Chiquita Brands International, Inc.
       7.500%, due 11/01/14 (144A)(a).......     5,325,000       5,418,187
     Del Monte Corp.
      9.250%, due 05/15/11..................     1,500,000       1,650,000
      8.625%, due 12/15/12..................       750,000         843,750
     Dole Food Co., Inc.
       8.875%, due 03/15/11.................     2,000,000       2,185,000
      8.750%, due 07/15/13..................     2,000,000       2,245,000
     Land O Lakes, Inc.
       9.000%, due 12/15/10.................     1,900,000       2,090,000
      8.750%, due 11/15/11(b)...............     2,000,000       2,000,000
     Le-Natures, Inc.
       9.000%, due 06/15/13 (144A)(a).......     3,500,000       3,885,000
     Michael Foods, Inc.
       8.000%, due 11/15/13.................     4,000,000       4,240,000

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      FOOD PRODUCTS - CONTINUED
      Nestle Holdings, Inc.
        3.000%, due 05/09/05............... $   5,000,000 $     5,650,000
      Pinnacle Foods Holdings Corp.
        8.250%, due 12/01/13 (144A)(a).....     2,050,000       1,962,875
       8.250%, due 12/01/13
         (144A)(a)(b)......................     2,200,000       2,106,500
                                                          ---------------
                                                               35,351,312
                                                          ---------------
      FOOD RETAILERS - 1.2%
      Alimentation Couch-Tard, Inc.
        7.500%, due 12/15/13...............     2,725,000       2,936,188
      Dominos, Inc. 8.250%, due 07/01/11...     2,188,000       2,401,330
      Ingles Markets, Inc.
        8.875%, due 12/01/11(b)............     3,000,000       3,225,000
      Roundys, Inc., - Series B
        8.875%, due 06/15/12...............     1,500,000       1,646,250
      Stater Brothers Holdings, Inc.
        8.125%, due 06/15/12...............     5,000,000       5,312,500
                                                          ---------------
                                                               15,521,268
                                                          ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
      Alliance Imaging
        7.250%, due 12/15/12 (144A)(a).....       775,000         792,438
      Fisher Scientific International, Inc.
        8.000%, due 09/01/13...............     2,000,000       2,280,000
      Fresenius Med Cap Trust II
        7.875%, due 02/01/08...............     1,050,000       1,139,250
      Hanger Orthopedic Group, Inc.
        10.375%, due 02/15/09(b)...........     3,000,000       3,112,500
      Medex, Inc. 8.875%, due 05/15/13.....     6,500,000       7,605,000
      Vanguard Health Holding Co. Ii LLC
        9.000%, due 10/01/14 (144A)(a).....     2,700,000       2,902,500
                                                          ---------------
                                                               17,831,688
                                                          ---------------
      HEALTH CARE PROVIDERS & SERVICES - 4.1%
      Ameripath, Inc.
        10.500%, due 04/01/13(b)...........     5,000,000       5,337,500
      Ardent Health Services, Inc.
        10.000%, due 08/15/13..............     4,000,000       4,220,000
      Beverly Enterprises, Inc.
        7.875%, due 06/15/14 (144A)(a).....     5,000,000       5,387,500
      Bio-Rad Laboratories, Inc.
        6.125%, due 12/15/14 (144A)(a).....       950,000         961,875
      HCA, Inc.
        6.375%, due 01/15/15...............     2,775,000       2,791,350
       7.690%, due 06/15/25................     1,500,000       1,541,366
      HealthSouth Corp.
       10.750%, due 10/01/08(b)............       500,000         530,000
       8.375%, due 10/01/11(b).............     3,350,000       3,492,375
      National Mentor, Inc.
        9.625%, due 12/01/12 (144A)(a).....     1,650,000       1,761,375

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES - CONTINUED
      National Nephrology Associations, Inc.
        9.000%, due 11/01/11 (144A)(a)...... $   1,500,000 $     1,743,750
      PacifiCare Health Systems, Inc.
        10.750%, due 06/01/09...............     1,950,000       2,262,000
      Perkinelmer, Inc. 8.875%, due
        01/15/13............................     3,500,000       4,007,500
      Rotech Healthcare, Inc.
        9.500%, due 04/01/12................     2,000,000       2,210,000
      Senior Housing Properties Trust (REIT)
        7.875%, due 04/15/15................     1,000,000       1,107,500
      Tenet Healthcare Corp.
        7.375%, due 02/01/13(b).............     7,000,000       6,825,000
       9.875%, due 07/01/14 (144A)(a).......     3,000,000       3,285,000
      Triad Hospitals, Inc.
        7.000%, due 11/15/13(b).............     2,500,000       2,568,750
      UnitedHealth Group, Inc.
        4.875%, due 04/01/13(b).............     3,000,000       3,030,198
      Ventas Realty LP (REIT)
        8.750%, due 05/01/09................     1,000,000       1,126,250
                                                           ---------------
                                                                54,189,289
                                                           ---------------
      HOMEBUILDERS - 0.5%
      Beazer Homes USA, Inc.
        8.375%, due 04/15/12(b).............     1,000,000       1,105,000
       6.500%, due 11/15/13.................     2,000,000       2,035,000
      Schuler Homes, Inc.
        9.375%, due 07/15/09................     1,500,000       1,620,000
      William Lyon Homes, Inc.
        10.750%, due 04/01/13...............     1,150,000       1,298,063
                                                           ---------------
                                                                 6,058,063
                                                           ---------------
      HOTELS, RESTAURANTS & LEISURE - 7.4%
      Aztar Corp. 7.875%, due 06/15/14......     1,000,000       1,107,500
      Boyd Gaming Corp.
        8.750%, due 04/15/12................     4,000,000       4,470,000
      Carrols Corp.
        9.000%, due 01/15/13 (144A)(a)......       400,000         416,000
      Dennys Holdings Inc.
        10.000%, due 10/01/12
        (144A)(a)(b)........................     2,550,000       2,757,187
      Friendly Ice Cream Corp.
        8.375%, due 06/15/12(b).............     3,700,000       3,649,125
      Gaylord Entertainment Co.
        8.000%, due 11/15/13................     7,500,000       8,137,500
       6.750%, due 11/15/14 (144A)(a).......     2,500,000       2,525,000
      Hard Rock Hotel, Inc.
        8.875%, due 06/01/13................     6,000,000       6,660,000
      Harrah's Operation Co., Inc.
        7.500%, due 01/15/09................     1,700,000       1,885,494
       5.375%, due 12/15/13(b)..............     2,000,000       2,014,040

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     HOTELS, RESTAURANTS & LEISURE - CONTINUED
     Host Marriott Corp. (REIT), - Series B
       7.875%, due 08/01/08(b).............. $   1,612,000 $     1,664,390
     Host Marriott LP 7.000%, due 08/15/12
       (144A)(a)............................     5,650,000       6,003,125
     Host Marriott LP (REIT), - Series G
       9.250%, due 10/01/07(b)..............     2,250,000       2,520,000
     Isle of Capri Casinos, Inc.
       9.000%, due 03/15/12.................     3,000,000       3,322,500
      7.000%, due 03/01/14..................     5,500,000       5,637,500
     John Q Hammons Hotels, Inc., - Series B
       8.875%, due 05/15/12(b)..............     1,500,000       1,702,500
     Mandalay Resort Group
       9.375%, due 02/15/10(b)..............     2,000,000       2,340,000
     MGM Mirage, Inc.
       6.750%, due 09/01/12.................     5,000,000       5,287,500
     O' Charleys, Inc.
       9.000%, due 11/01/13.................     2,000,000       2,150,000
     Park Place Entertainment Corp.
       7.875%, due 12/15/05.................     3,250,000       3,380,000
      9.375%, due 02/15/07..................     1,750,000       1,933,750
     Penn National Gaming, Inc.
       6.875%, due 12/01/11(b)..............     3,000,000       3,135,000
     Premier Entertainment Biloxi LLC
       10.750%, due 02/01/12................     1,225,000       1,344,438
     River Rock Entertainment Authority
       9.750%, due 11/01/11(b)..............     4,800,000       5,406,000
     Scientific Games Corp.
       6.250%, due 12/15/12 (144A)(a).......     1,750,000       1,789,375
     Seneca Gaming Corp.
       7.250%, due 05/01/12.................       750,000         793,125
     Six Flags, Inc.
       9.500%, due 02/01/09(b)..............     3,150,000       3,291,750
     Station Casinos Inc.
       6.500%, due 02/01/14.................     5,500,000       5,678,750
     Turning Stone Casino Resort Enterprise
       9.125%, due 12/15/10 (144A)(a).......     1,500,000       1,631,250
     Venetian Casino Resort
       11.000%, due 06/15/10................     2,000,000       2,292,500
     Wynn Las Vegas LLC
       6.625%, due 12/01/14 (144A)(a).......     4,000,000       3,980,000
                                                           ---------------
                                                                98,905,299
                                                           ---------------
     HOUSEHOLD DURABLES - 0.4%
     D. R. Horton, Inc.
       6.875%, due 05/01/13(b)..............     1,000,000       1,087,500
     Fedders North America, Inc.
       9.875%, due 03/01/14(b)..............     4,500,000       3,690,000
                                                           ---------------
                                                                 4,777,500
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       HOUSEHOLD PRODUCTS - 0.0%
       Church & Dwight, Inc.
         6.000%, due 12/15/12 (144A)(a)... $     650,000 $       664,625
                                                         ---------------
       INDUSTRIALS - 0.1%
       Park-Ohio Industries, Inc.
         8.375%, due 11/15/14 (144A)(a)...     1,550,000       1,557,750
                                                         ---------------
       LEISURE EQUIPMENT & PRODUCTS - 0.3%
       Warner Music Group
         7.375%, due 04/15/14 (144A)(a)...     3,370,000       3,471,100
                                                         ---------------
       MACHINERY - 0.7%
       AGCO Corp. 9.500%, due 05/01/08....     1,600,000       1,712,000
       Case New Holland, Inc.
         9.250%, due 08/01/11 (144A)(a)...     1,200,000       1,341,000
       Dresser, Inc.
         9.375%, due 04/15/11.............     1,000,000       1,100,000
       JLG Industries, Inc.
         8.250%, due 05/01/08.............     2,150,000       2,332,750
       Manitowoc Co., Inc.
         7.125%, due 11/01/13.............     2,500,000       2,718,750
                                                         ---------------
                                                               9,204,500
                                                         ---------------
       MEDIA - 7.7%
       Allbritton Communications Co.
         7.750%, due 12/15/12.............     7,500,000       7,800,000
       AMC Entertainment, Inc.
         8.000%, due 03/01/14.............     8,000,000       8,000,000
       Block Communications, Inc.
         9.250%, due 04/15/09(b)..........     2,000,000       2,190,000
       Carmike Cinemas Inc.
         7.500%, due 02/15/14.............     1,500,000       1,543,125
       Cch Ii Llc / Cch Ii Capital Corp.
         10.250%, due 09/15/10............     4,000,000       4,260,000
       Century Communications Corp., -
         Class A 9.500%, due
         03/01/05(b)(c)...................     1,850,000       2,247,750
       Charter Communications Holdings
         10.000%, due 04/01/09(b).........     8,000,000       7,240,000
       Cinemark USA, Inc.
         9.000%, due 02/01/13.............     1,750,000       2,005,938
       Clear Channel Communications, Inc.
         4.625%, due 01/15/08(b)..........     3,500,000       3,556,564
       CSC Holdings, Inc.
         6.750%, due 04/15/12 (144A)(a)...     1,150,000       1,190,250
        7.625%, due 07/15/18..............       900,000         956,250
       CSC Holdings, Inc., - Series B
         8.125%, due 08/15/09.............     4,750,000       5,219,062
       Dex Media Inc. 8.000%, due
         11/15/13.........................     5,000,000       5,437,500
       DirecTV Holdings LLC
         8.375%, due 03/15/13.............     2,500,000       2,815,625

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - CONTINUED
     EchoStar DBS Corp.
       9.125%, due 01/15/09................. $   1,625,000 $     1,795,625
      6.375%, due 10/01/11(b)...............     3,000,000       3,082,500
     Emmis Operating Co.
       6.875%, due 05/15/12.................     4,000,000       4,205,000
     Fisher Communications Inc.
       8.625%, due 09/15/14 (144A)(a).......       600,000         651,000
     FrontierVision Operating Partners LP, -
       Series B 11.875%, due
       09/15/07(c)..........................     1,000,000       1,340,000
     Globo Comunicacoes Participacao
       10.625%, due 12/05/08
       (144A)(a)(c).........................       750,000         716,250
     Insight Communications
       Co., Inc. 0.000%/
       12.250%, due 02/15/11++(b)...........     9,000,000       8,797,500
     Interpublic Group of Companies, Inc.
       6.250%, due 11/15/14(b)..............     2,485,000       2,526,897
     Lin Television Corp.
       6.500%, due 05/15/13(b)..............     2,000,000       2,067,500
     Mediacom LLC
       8.500%, due 04/15/08(b)..............     6,350,000       6,508,750
      9.500%, due 01/15/13(b)...............     5,000,000       5,043,750
     Paxson Communications Corp.
       10.750%, due 07/15/08(b).............     8,000,000       8,440,000
     Renaissance Media Group LLC
       10.000%, due 04/15/08................       750,000         776,250
     Sinclair Broadcast Group, Inc.
       8.750%, due 12/15/11.................     2,000,000       2,187,500
                                                           ---------------
                                                               102,600,586
                                                           ---------------
     METALS & MINING - 0.5%
     Century Aluminum Co.
       7.500%, due 08/15/14 (144A)(a).......     2,000,000       2,140,000
     Peabody Energy Corp.
       5.875%, due 04/15/16.................     3,500,000       3,500,000
     Timken Co. 5.750%, due 02/15/10........     1,500,000       1,529,682
                                                           ---------------
                                                                 7,169,682
                                                           ---------------
     OIL & GAS - 5.4%
     Chesapeake Energy Corp.
       6.375%, due 06/15/15 (144A)(a).......     1,375,000       1,419,687
     Dynegy Hldgs Inc.
       6.875%, due 04/01/11(b)..............     5,000,000       4,837,500
     El Paso Corp.
       7.000%, due 05/15/11(b)..............     5,000,000       5,081,250
      7.750%, due 01/15/32(b)...............     2,500,000       2,406,250
     Ferrellgas LP
       6.750%, due 05/01/14(b)..............     4,000,000       4,130,000
     Ferrellgas Partners LLP
       8.750%, due 06/15/12.................     2,000,000       2,190,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                             PAR           VALUE
         DESCRIPTION                         AMOUNT        (NOTE 2)
         --------------------------------------------------------------

         OIL & GAS - CONTINUED
         Hanover Compressor Co.
           8.625%, due 12/15/10.......... $   3,000,000 $     3,292,500
         Hornbeck Offshore Services, Inc.
           6.125%, due 12/01/14 (144A)(a)     1,900,000       1,919,000
         J Ray McDermott S.A.
           11.000%, due 12/15/13
           (144A)(a).....................     1,500,000       1,680,000
         Kcs Energy Inc.
           7.125%, due 04/01/12..........     2,500,000       2,637,500
         Key Energy Services, Inc.
           8.375%, due 03/01/08..........     1,000,000       1,052,500
          6.375%, due 05/01/13...........     6,000,000       6,135,000
         Northwest Pipeline Corp.
           8.125%, due 03/01/10..........     1,500,000       1,666,875
         Pioneer Natural Resources Co., -
           Series A 7.200%, due 01/15/28.     1,510,000       1,735,579
         Pride International, Inc.
           7.375%, due 07/15/14..........     1,500,000       1,646,250
         Schlumberger, Ltd. (Convertible)
           1.500%, due 06/01/23..........     7,500,000       8,250,000
         SEMCO Energy, Inc.
           7.125%, due 05/15/08(b).......     8,000,000       8,602,176
         Sonat, Inc.
           7.625%, due 07/15/11..........     1,500,000       1,560,000
         Suburban Propane Partners LP
           6.875%, due 12/15/13..........     5,500,000       5,637,500
         Williams Cos, Inc.
           7.875%, due 09/01/21..........     5,000,000       5,600,000
                                                        ---------------
                                                             71,479,567
                                                        ---------------
         OIL & GAS EXPLORATION & PRODUCTION - 1.7%
         El Paso Production Holding Co.
           7.750%, due 06/01/13..........     3,000,000       3,157,500
         EXCO Resources, Inc.
           7.250%, due 01/15/11..........     6,000,000       6,450,000
         Forest Oil Corp.
           8.000%, due 06/15/08..........     1,500,000       1,663,125
         Harvest Operations Corp.
           7.875%, due 10/15/11 (144A)(a)     1,500,000       1,518,750
         Houston Exploration Co.
           7.000%, due 06/15/13..........     3,000,000       3,195,000
         Magnum Hunter Resources, Inc.
           9.600%, due 03/15/12..........     1,300,000       1,482,000
         Markwest Energy
           6.875%, due 11/01/14 (144A)(a)     3,000,000       3,060,000
         Range Resources Corp.
           7.375%, due 07/15/13..........     2,575,000       2,774,562
                                                        ---------------
                                                             23,300,937
                                                        ---------------

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       PAPER & FOREST PRODUCTS - 3.1%
       Abitibi-Consolidated, Inc. (Yankee)
         8.550%, due 08/01/10(b).......... $   3,000,000 $     3,266,250
       Boise Cascade LLC
         7.125%, due 10/15/14 (144A)(a)...     2,500,000       2,656,250
       Bowater, Inc.
         6.500%, due 06/15/13(b)..........     6,500,000       6,533,423
       Buckeye Technologies, Inc.
         8.000%, due 10/15/10(b)..........     5,400,000       5,427,000
       Graham Packaging Company L P Gpc
         California 8.500%, due 10/15/12
         (144A)(a)........................     2,500,000       2,637,500
       Jefferson Smurfit Corp.
         7.500%, due 06/01/13.............     2,500,000       2,681,250
       Longview Fibre Co.
         10.000%, due 01/15/09(b).........     1,500,000       1,646,250
       Norske Skog Canada
         7.375%, due 03/01/14.............     6,500,000       6,808,750
       Smurfit-Stone Container Corp.
         8.250%, due 10/01/12.............     1,750,000       1,916,250
       Stone Container Corp.
         8.375%, due 07/01/12.............       600,000         657,000
       Tembec Industries, Inc.
         7.750%, due 03/15/12.............     2,000,000       1,945,000
       Tembec Industries, Inc., (Yankee)
         8.625%, due 06/30/09(b)..........     3,500,000       3,535,000
       Temple-Inland, Inc.
         7.875%, due 05/01/12.............     1,250,000       1,481,550
                                                         ---------------
                                                              41,191,473
                                                         ---------------
       PERSONAL PRODUCTS - 0.9%
       Elizabeth Arden, Inc.
         7.750%, due 01/15/14.............     6,000,000       6,390,000
       Playtex Products, Inc.
         9.375%, due 06/01/11(b)..........     5,000,000       5,362,500
                                                         ---------------
                                                              11,752,500
                                                         ---------------
       PHARMACEUTICALS - 1.0%
       Alpharma, Inc.
         8.625%, due 05/01/11 (144A)(a)...     6,750,000       7,087,500
       Biovail Corp., (Yankee)
         7.875%, due 04/01/10(b)..........     5,000,000       5,200,000
       Elan Fin PLC
         7.750%, due 11/15/11 (144A)(a)...     1,150,000       1,230,500
                                                         ---------------
                                                              13,518,000
                                                         ---------------
       PUBLISHING - 1.3%
       American Color Graphics, Inc.
         10.000%, due 06/15/10............     2,000,000       1,697,500
       American Media Operations, Inc., -
         Series B 10.250%, due 05/01/09...     1,000,000       1,058,750

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------------
           SECURITY                            PAR             VALUE
           DESCRIPTION                        AMOUNT          (NOTE 2)
           ---------------------------------------------------------------

           PUBLISHING - CONTINUED
           Dex Media West - Series B
             9.875%, due 08/15/13......... $   3,418,000   $     3,956,335
           Houghton Mifflin Co.
             8.250%, due 02/01/11.........     7,000,000         7,490,000
           PRIMEDIA, Inc.
             8.875%, due 05/15/11(b)......     2,500,000         2,656,250
                                                           ---------------
                                                                16,858,835
                                                           ---------------
           REAL ESTATE - 0.2%
           Felcor Lodging LP (REIT)
             8.500%, due 06/01/11(b)......     2,260,000         2,570,750
                                                           ---------------
           RETAIL - MULTILINE - 1.3%
           JC Penney, Inc.
             8.000%, due 03/01/10.........     2,000,000         2,295,000
            6.875%, due 10/15/15(b).......     1,750,000         1,903,125
            7.950%, due 04/01/17(b).......     1,500,000         1,762,500
           Jean Coutu Group Pjc, Inc.
             8.500%, due 08/01/14
             (144A)(a)(b).................     2,600,000         2,678,000
           Rite Aid Corp.
             8.125%, due 05/01/10.........     6,000,000         6,375,000
            6.875%, due 08/15/13(b).......     2,000,000         1,810,000
                                                           ---------------
                                                                16,823,625
                                                           ---------------
           RETAIL - SPECIALTY - 0.7%
           Foot Locker, Inc.
             8.500%, due 01/15/22.........     1,110,000         1,226,550
           Saks, Inc.
             9.875%, due 10/01/11.........     3,500,000         4,165,000
            7.375%, due 02/15/19..........     4,500,000         4,477,500
                                                           ---------------
                                                                 9,869,050
                                                           ---------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.7%
           Amkor Technology, Inc.
             7.125%, due 03/15/11(b)......     3,000,000         2,835,000
           Freescale Semiconductor
             4.820%, due 07/15/09 @            2,750,000         2,877,188
            7.125%, due 07/15/14(b).......     2,750,000         2,997,500
                                                           ---------------
                                                                 8,709,688
                                                           ---------------
           SOFTWARE - 0.3%
           Sensus Metering Systems Inc.
             8.625%, due 12/15/13.........     4,000,000         4,120,000
                                                           ---------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.4%
           Cincinnati Bell, Inc.
             8.375%, due 01/15/14(b)......     5,000,000         5,087,500
           Eircom Funding
             8.250%, due 08/15/13.........     1,750,000         1,942,500
           Level 3 Financing, Inc.
             10.750%, due 10/15/11
             (144A)(a)(b).................     3,650,000         3,321,500

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
       MCI, Inc.
         6.908%, due 05/01/07.............. $         514 $           527
        7.688%, due 05/01/09...............     2,078,514       2,156,458
        8.735%, due 05/01/14...............     1,781,583       1,919,655
       Qwest Capital Funding, Inc.
         7.900%, due 08/15/10(b)...........    10,000,000      10,150,000
       Qwest Communications International,
         Inc. 5.790%, due 02/15/09 @
         (144A)(a).........................     1,600,000       1,628,000
        7.250%, due 02/15/11 (144A)(a).....     1,250,000       1,287,500
       Qwest Services Corp.
         13.500%, due 12/15/10 (144A)(a)...     3,000,000       3,622,500
       TeleCorp PCS, Inc.
         10.625%, due 07/15/10.............     1,000,000       1,090,054
                                                          ---------------
                                                               32,206,194
                                                          ---------------
       TELECOMMUNICATION SERVICES - WIRELESS - 2.5%
       Airgate PCS, Inc.
         5.850%, due 10/15/11 @
         (144A)(a).........................     4,150,000       4,284,875
       Alamosa Delaware, Inc.
         11.000%, due 07/31/10.............     1,500,000       1,773,750
       Centennial Communications Corp.
         10.125%, due 06/15/13.............     7,250,000       8,174,375
       Dobson Communications Corp.
         8.875%, due 10/01/13(b)...........     2,750,000       1,945,625
       Nextel Communications, Inc.
         6.875%, due 10/31/13..............     1,000,000       1,090,000
        7.375%, due 08/01/15...............     1,500,000       1,657,500
       Nextel Partners, Inc.
         8.125%, due 07/01/11..............     5,400,000       6,021,000
       Rogers Wireless Communications, Inc.
         9.625%, due 05/01/11..............     1,000,000       1,177,500
        7.250%, due 12/15/12 (144A)(a).....     1,100,000       1,171,500
       Rural Cellular Corp.
         9.750%, due 01/15/10(b)...........     3,500,000       3,185,000
       Western Wireless Corp.
         9.250%, due 07/15/13..............     2,000,000       2,185,000
                                                          ---------------
                                                               32,666,125
                                                          ---------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.4%
       Invista, Inc.
         9.250%, due 05/01/12 (144A)(a)....     5,000,000       5,600,000
                                                          ---------------
       TRANSPORTATION - 0.9%
       CHC Helicopter Corp.
         7.375%, due 05/01/14..............     4,000,000       4,240,000
       Offshore Logistics, Inc.
         6.125%, due 06/15/13..............     5,000,000       5,100,000
       Stena AB 7.000%, due 12/01/16
         (144A)(a).........................       425,000         422,875

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      TRANSPORTATION - CONTINUED
      Trinity Inds Inc.
        6.500%, due 03/15/14................ $   2,500,000 $     2,512,500
                                                           ---------------
                                                                12,275,375
                                                           ---------------
      U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 2.8%
      Federal Home Loan Mortgage Corp.
        5.500%, due 07/15/06(b).............    10,000,000      10,352,360
      Federal National Mortgage Assoc.
        7.000%, due 09/01/29................       119,190         126,491
       7.000%, due 03/01/32.................       342,543         363,228
       7.000%, due 05/01/32.................     1,385,562       1,469,231
       6.000%, due 12/01/32.................     1,418,314       1,468,975
       6.000%, due 05/01/33.................     9,791,225      10,140,959
       5.500%, due 10/01/33.................     3,991,132       4,056,562
       6.000%, due 08/01/34.................     9,663,466       9,999,762
                                                           ---------------
                                                                37,977,568
                                                           ---------------
      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 0.7%
      U.S. Treasury Note
        5.000%, due 02/15/11(b).............     9,000,000       9,576,918
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $949,336,666)                                      999,503,853
                                                           ---------------

      CONVERTIBLE BONDS - 16.2%
      ADVERTISING - 0.6%
      Lamar Advertising Co.
        2.875%, due 12/31/10................     7,000,000       7,761,250
                                                           ---------------
      AEROSPACE & DEFENSE - 1.1%
      Alliant Techsystems Inc.
        2.750%, due 02/15/24................     5,000,000       5,318,750
      Armor Holdings, Inc. 2.000%/
        0.000%, due 11/01/24++..............     2,000,000       2,282,500
      Lockheed Martin Corp.
        2.040%, due 08/15/33@...............     6,500,000       6,756,880
                                                           ---------------
                                                                14,358,130
                                                           ---------------
      AUTOMOBILES - 0.2%
      Ford Motor Co.(b).....................        60,000       3,167,400
                                                           ---------------
      COMPUTER SOFTWARE & PROCESSING - 0.4%
      Mentor Graphics Corp.
        6.875%, due 06/15/07................     5,000,000       5,281,250
                                                           ---------------
      CONSTRUCTION MATERIALS - 0.7%
      Fluor Corp. New
        1.500%, due 02/15/24................     7,500,000       8,587,500
                                                           ---------------
      ELECTRICAL EQUIPMENT - 0.4%
      LSI Logic Corp.
        4.000%, due 05/15/10................     6,000,000       5,662,500
                                                           ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
      Corning, Inc.
        7.000%, due 03/15/07................     1,000,000       1,005,000

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
      EDO Corp. 5.250%, due 04/15/07........ $   1,500,000 $     1,642,500
      Flir Systems, Inc.
        3.000%, due 06/01/23................     1,500,000       2,445,000
      RF Micro Devices, Inc.
        1.500%, due 07/01/10................     5,000,000       5,725,000
                                                           ---------------
                                                                10,817,500
                                                           ---------------
      FINANCIAL SERVICES - 0.3%
      Lehman Brothers Holdings, Inc.........       140,000       3,780,000
                                                           ---------------
      FOOD PRODUCTS - 0.6%
      Bunge, Ltd. 3.750%, due 11/15/22......     4,500,000       8,116,875
                                                           ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
      Advanced Med Optics, Inc.
        2.500%, due 07/15/24................     5,000,000       5,462,500
      Fisher Scientific International, Inc.
        2.500%, due 10/01/23................     8,000,000      11,940,000
      Invitrogen Corp.
        1.500%, due 02/15/24................     5,500,000       5,183,750
      Medtronic, Inc.
        1.250%, due 09/15/21................     4,000,000       4,065,000
                                                           ---------------
                                                                26,651,250
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 0.7%
      Lifepoint Hospitals, Inc.
        4.500%, due 06/01/09................     5,000,000       5,018,750
      Universal Health Services, Inc.
        0.426%, due 06/23/20................     6,500,000       3,778,125
                                                           ---------------
                                                                 8,796,875
                                                           ---------------
      HOTELS, RESTAURANTS & LEISURE - 0.8%
      Fairmont Hotels & Resorts, Inc.
        3.750%, due 12/01/23................     7,000,000       7,927,500
      Hilton Hotels Corp.
        3.375%, due 04/15/23(b).............     2,500,000       3,003,125
                                                           ---------------
                                                                10,930,625
                                                           ---------------
      LEISURE EQUIPMENT & PRODUCTS - 0.4%
      International Game Technology
        0.939%, due 01/29/33+...............     7,500,000       5,765,625
                                                           ---------------
      MACHINERY - 0.4%
      AGCO Corp.
        1.750%, due 12/31/33(b).............     4,500,000       5,287,500
                                                           ---------------
      MEDIA - 1.4%
      Disney Walt Co.
        2.125%, due 04/15/23................     7,500,000       8,381,250
      Liberty Media Corp.
        3.250%, due 03/15/31................     7,750,000       7,643,438
      Sinclair Broadcast Group, Inc. 4.875%/
        2.000%, due 07/15/18++..............     2,500,000       2,409,375
                                                           ---------------
                                                                18,434,063
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     METALS & MINING - 0.7%
     Placer Dome, Inc.
       2.750%, due 10/15/23 (Yankee)......... $   7,000,000 $     8,618,750
                                                            ---------------
     OIL & GAS - 0.6%
     Airgas, Inc. 6.250%, due 07/15/14.......     4,000,000       4,100,000
     Quicksilver Resources, Inc.
       1.875%, due 11/01/24 (144A)(a)........     3,000,000       3,213,750
                                                            ---------------
                                                                  7,313,750
                                                            ---------------
     PHARMACEUTICALS - 2.3%
     Allergan, Inc.
       0.099%, due 11/06/22+.................     3,000,000       2,947,500
     Amylin Pharmaceuticals Inc.
       2.500%, due 04/15/11..................     2,325,000       2,406,375
     Schering Plough Corp....................        75,000       4,207,500
     SFBC International Inc.
       2.250%, due 08/15/24 (144A)(a)........     5,000,000       6,143,750
     Teva Pharmaceutical Finance B.V.
      0.375%, due 11/15/22...................     4,025,000       5,866,437
      0.500%, due 02/01/24...................     1,750,000       1,791,563
     Watson Pharmaceuticals, Inc.
       1.750%, due 03/15/23..................     7,500,000       7,762,500
                                                            ---------------
                                                                 31,125,625
                                                            ---------------
     RETAIL - MULTILINE - 0.4%
     Costco Wholesale Corp.
       (0.772)%, due 08/19/17+...............     5,000,000       5,512,500
                                                            ---------------
     SOFTWARE - 1.2%
     DST Systems, Inc., - Series A
       4.125%, due 08/15/23..................     7,000,000       9,152,500
     EMC Corp. 4.500%, due 04/01/07..........     6,500,000       7,345,000
                                                            ---------------
                                                                 16,497,500
                                                            ---------------
     TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
     Nextel Communications, Inc.
       5.250%, due 01/15/10..................     2,500,000       2,571,875
                                                            ---------------
     Total Convertible Bonds
     (Cost $201,146,202)                                        215,038,343
                                                            ---------------

     COMMON STOCKS - 0.4%
     AEROSPACE & DEFENSE - 0.1%
     Raytheon Co.............................        39,150       1,520,195
                                                            ---------------
     COMMUNICATIONS EQUIPMENT - 0.0%
     Call-Net Enterprises, Inc. - Class B*(b)        16,571          38,113
                                                            ---------------
     INTERNET SOFTWARE & SERVICES - 0.0%
     McDATA Corp. - Class A*(b)..............           440           2,622
                                                            ---------------
     PAPER & FOREST PRODUCTS - 0.0%
     PT Indah Kiat Pulp & Paper Corp.*.......     1,867,500         206,219
                                                            ---------------
     SOFTWARE - 0.0%
     EMC Corp.*..............................        12,000         178,440
                                                            ---------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
      Avaya, Inc.*(b)....................... $     215,301 $     3,703,177
                                                           ---------------
      Total Common Stocks (Cost $5,446,964)                      5,648,766
                                                           ---------------

      PREFERRED STOCK - 3.1%
      BEVERAGES, FOOD & TOBACCO - 0.2%
      Constellation Brands, Inc.(b).........        75,000       2,821,500
                                                           ---------------
      ELECTRICAL EQUIPMENT - 0.5%
      FPL Group, Inc. 8.00%(b)..............       100,000       6,024,000
                                                           ---------------
      FOOD & DRUG RETAILING - 0.3%
      Albertsons, Inc. 7.250%...............       150,000       3,810,000
                                                           ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
      Omnicare, Inc. 4.00%(b)...............        70,000       3,861,200
                                                           ---------------
      INSURANCE - 0.1%
      XL Capital, Ltd.(b)...................        45,000       1,145,250
                                                           ---------------
      MEDIA - 0.6%
      Interpublic Group of Companies, Inc. -
        Series A, 5.625%(b).................       120,000       5,880,000
      Sinclair Broadcast Group, Inc. -
        Series D, 6.00%(b)..................        55,700       2,422,393
                                                           ---------------
                                                                 8,302,393
                                                           ---------------
      OIL & GAS - 0.7%
      Chesapeake Energy Corp.(b)............         5,000       5,753,400
      Williams Cos, Inc. 5.5%...............        50,000       4,200,000
                                                           ---------------
                                                                 9,953,400
                                                           ---------------
      PAPER & FOREST PRODUCTS - 0.3%
      Temple-Inland, Inc. 7.50%.............        60,000       3,378,000
                                                           ---------------
      U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 0.1%
      Federal National Mortgage Assoc.
        5.375%, due 12/31/49................            15       1,586,250
                                                           ---------------
      Total Preferred Stock (Cost $38,714,203)                  40,881,993
                                                           ---------------

      WARRANTS - 0.0%
      PAPER & FOREST PRODUCTS - 0.0%
      Asia Pulp & Paper, Ltd. (expiring
        03/15/05)* (144A)(a)(d)
        (Cost $0)...........................           250               0
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                           SHARES/PAR      VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         SHORT-TERM INVESTMENTS - 19.9%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           12/31/04 at 1.250% to be
           repurchased at $1,992,208 on
           01/03/05 collateralized by
           $2,035,000 FFCB 2.50% due
           11/15/05 with a value of
           $2,034,188..................... $  1,992,000 $    1,992,000
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           12/31/04 at 1.250% to be
           repurchased at $48,005,000 on
           01/03/05 collateralized by
           $48,660,000 FNMA 3.150% due
           10/23/09 with a value of
           $48,964,125....................   48,000,000     48,000,000
         State Street Navigator Securities
           Lending Prime Portfolio(e).....  215,548,563    215,548,563
                                                        --------------
         Total Short-Term Investments
         (Cost $265,540,563)                               265,540,563
                                                        --------------

         TOTAL INVESTMENTS - 114.7%
         (Cost $1,460,184,598)                           1,526,613,518

         Other Assets and Liabilities (net) - (14.7%)     (195,189,013)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $1,331,424,505
                                                        ==============

PORTFOLIO FOOTNOTES:
* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

@ Variable or floating rate security. The stated rate represents the rate at December 31, 2004.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

FFCB - Federal Farm Credit Banks Funding Corp.

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the credit composition of the portfolio holdings of the Lord Abbett Bond Debenture Portfolio at December 31, 2004, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency         4.06%
                  AA                                       4.12%
                  A                                        1.86%
                  BBB                                     11.49%
                  BB                                      16.41%
                  B                                       45.33%
                  Below B                                  9.68%
                  Equities/Other                           7.05%
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)



        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 95.1%
        AEROSPACE & DEFENSE - 0.6%
        Honeywell International, Inc.........   542,297 $    19,202,737
                                                        ---------------
        AIR FREIGHT & LOGISTICS - 1.0%
        United Parcel Service, Inc. - Class B   350,270      29,934,074
                                                        ---------------
        BANKS - 4.2%
        Bank of New York Co., Inc............ 1,339,767      44,775,013
        Marshall & Ilsley Corp.(a)...........   251,920      11,134,864
        U.S. Bancorp.........................   616,700      19,315,044
        Wachovia Corp........................   501,904      26,400,151
        Wells Fargo Co.......................   482,686      29,998,935
                                                        ---------------
                                                            131,624,007
                                                        ---------------
        BEVERAGES - 1.5%
        PepsiCo, Inc.........................   919,176      47,980,987
                                                        ---------------
        CHEMICALS - 4.6%
        Dow Chemical Co......................   108,300       5,361,933
        E.I. du Pont de Nemours & Co.(a)..... 1,306,132      64,065,775
        Monsanto Co..........................   357,915      19,882,178
        Potash Corp. of Saskatchewan, Inc.(a)   278,570      23,138,024
        Praxair, Inc.........................   712,250      31,445,838
                                                        ---------------
                                                            143,893,748
                                                        ---------------
        COMMERCIAL SERVICES & SUPPLIES - 2.4%
        Waste Management, Inc................   820,935      24,578,794
        Xerox Corp.*......................... 2,999,240      51,017,072
                                                        ---------------
                                                             75,595,866
                                                        ---------------
        COMMUNICATIONS EQUIPMENT - 1.3%
        Corning, Inc.*.......................   619,320       7,289,396
        SBC Communications, Inc.............. 1,266,513      32,638,040
                                                        ---------------
                                                             39,927,436
                                                        ---------------
        COMPUTERS & PERIPHERALS - 1.3%
        Apple Computer, Inc.*................   531,377      34,220,679
        International Business Machines Corp.    61,600       6,072,528
                                                        ---------------
                                                             40,293,207
                                                        ---------------
        ELECTRIC SERVICES - 0.6%
        Progress Energy, Inc.(a).............   444,647      20,115,830
                                                        ---------------
        ELECTRICAL EQUIPMENT - 3.3%
        Emerson Electric Co..................   358,000      25,095,800
        General Electric Co.................. 2,115,815      77,227,248
                                                        ---------------
                                                            102,323,048
                                                        ---------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
        PG&E Corp.*..........................   107,375       3,573,440
                                                        ---------------
        ELECTRONICS - 2.9%
        Motorola, Inc........................ 3,471,449      59,708,923
        Solectron Corp.*(a).................. 5,266,035      28,067,966
        Teradyne, Inc.*......................   286,110       4,883,898
                                                        ---------------
                                                             92,660,787
                                                        ---------------
        ENTERTAINMENT & LEISURE - 2.0%
        Walt Disney Co....................... 2,279,937      63,382,249
                                                        ---------------

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       FINANCIAL SERVICES - 9.8%
       Bank of America Corp...................   686,386 $    32,253,278
       Citigroup, Inc......................... 1,157,049      55,746,621
       Goldman Sachs Group, Inc...............   251,900      26,207,676
       J.P. Morgan Chase & Co................. 2,086,522      81,395,223
       MBNA Corp..............................   533,587      15,041,818
       Mellon Financial Corp.................. 1,406,230      43,747,815
       Merrill Lynch & Co., Inc...............   758,410      45,330,166
       Mitsubishi Tokyo Financial Group,
         Inc.(ADR)(a).........................   720,700       7,365,554
       Morgan Stanley.........................    36,800       2,043,136
                                                         ---------------
                                                             309,131,287
                                                         ---------------
       FOOD PRODUCTS - 3.9%
       Archer-Daniels-Midland Co..............   412,527       9,203,477
       Diageo Plc (ADR)(a)....................   191,700      11,095,596
       H.J. Heinz Co..........................   521,550      20,335,235
       Kellogg Co.............................   517,985      23,133,210
       Kraft Foods, Inc. - Class A(a)......... 1,674,184      59,617,692
                                                         ---------------
                                                             123,385,210
                                                         ---------------
       FOOD RETAILERS - 0.9%
       Kroger Co. (The)*...................... 1,644,395      28,842,688
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
       Guidant Corp...........................    74,045       5,338,644
       Johnson & Johnson......................    30,849       1,956,444
                                                         ---------------
                                                               7,295,088
                                                         ---------------
       HEALTH CARE PROVIDERS & SERVICES - 2.5%
       Baxter International, Inc.............. 1,200,235      41,456,117
       Cardinal Health, Inc...................   615,830      35,810,514
                                                         ---------------
                                                              77,266,631
                                                         ---------------
       HOUSEHOLD DURABLES - 0.6%
       Newell Rubbermaid, Inc.(a).............   783,050      18,941,980
                                                         ---------------
       HOUSEHOLD PRODUCTS - 0.6%
       Clorox Co. (The).......................   329,611      19,423,976
                                                         ---------------
       INDUSTRIAL CONGLOMERATES - 2.4%
       Illinois Tool Works, Inc...............   269,500      24,977,260
       Tyco International, Ltd................ 1,412,576      50,485,466
                                                         ---------------
                                                              75,462,726
                                                         ---------------
       INSURANCE - 2.6%
       American International Group, Inc......   663,551      43,575,394
       CIGNA Corp.............................   356,385      29,070,324
       Hartford Financial Services Group, Inc.   127,325       8,824,896
                                                         ---------------
                                                              81,470,614
                                                         ---------------
       MACHINERY - 6.2%
       Caterpillar, Inc.......................   290,209      28,298,279
       Deere & Co............................. 1,203,656      89,552,006
       Eaton Corp.............................   616,630      44,619,347
       Parker-Hannifin Corp...................   440,613      33,372,029
                                                         ---------------
                                                             195,841,661
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                         SHARES      (NOTE 2)
          ------------------------------------------------------------

          MEDIA - 4.6%
          Clear Channel Communications, Inc.   929,271 $    31,121,286
          Comcast Corp. - Class A*.......... 1,715,147      56,325,427
          Tribune Co........................   732,075      30,849,640
          Viacom, Inc. - Class B............   719,835      26,194,796
                                                       ---------------
                                                           144,491,149
                                                       ---------------
          METALS & MINING - 2.5%
          Alcoa, Inc........................ 1,240,189      38,966,738
          Newmont Mining Corp...............   894,606      39,729,453
                                                       ---------------
                                                            78,696,191
                                                       ---------------
          OIL & GAS - 8.4%
          Baker Hughes, Inc.................   905,070      38,619,337
          Exxon Mobil Corp.................. 3,412,700     174,935,002
          GlobalSantaFe Corp................   287,385       9,515,317
          Schlumberger, Ltd.................   598,473      40,067,768
                                                       ---------------
                                                           263,137,424
                                                       ---------------
          PAPER & FOREST PRODUCTS - 2.3%
          International Paper Co............ 1,698,418      71,333,556
                                                       ---------------
          PERSONAL PRODUCTS - 1.7%
          Gillette Co.......................   521,760      23,364,413
          Kimberly-Clark Corp...............   465,359      30,625,276
                                                       ---------------
                                                            53,989,689
                                                       ---------------
          PHARMACEUTICALS - 7.7%
          Amgen, Inc.*......................    24,900       1,597,335
          Bristol-Myers Squibb Co...........   567,882      14,549,137
          GlaxoSmithKline Plc (ADR).........   223,400      10,586,926
          MedImmune, Inc.*..................   444,031      12,037,681
          Merck & Co., Inc..................   902,460      29,005,064
          Novartis AG (ADR)(a)..............   973,100      49,180,474
          Pfizer, Inc....................... 1,281,162      34,450,446
          Schering-Plough Corp.............. 1,814,575      37,888,326
          Wyeth............................. 1,259,210      53,629,754
                                                       ---------------
                                                           242,925,143
                                                       ---------------
          RETAIL - MULTILINE - 1.8%
          CVS Corp..........................   533,120      24,027,718
          Federated Department Stores, Inc..    41,800       2,415,622
          Target Corp.......................   381,235      19,797,534
          Wal-Mart Stores, Inc..............   221,000      11,673,220
                                                       ---------------
                                                            57,914,094
                                                       ---------------
          RETAIL - SPECIALTY - 0.9%
          Gap, Inc.......................... 1,342,899      28,362,027
                                                       ---------------
          ROAD & RAIL - 2.4%
          Canadian National Railway Co......   450,515      27,594,044
          CSX Corp..........................   392,330      15,724,586
          Union Pacific Corp................   498,864      33,548,604
                                                       ---------------
                                                            76,867,234
                                                       ---------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.7%
       Advanced Micro Devices, Inc.*(a).........   375,200 $    8,261,904
       Novellus Systems, Inc.*(a)...............    15,800        440,662
       Texas Instruments, Inc...................   473,600     11,660,032
                                                           --------------
                                                               20,362,598
                                                           --------------

       SOFTWARE - 3.5%
       EMC Corp.*............................... 4,101,342     60,986,955
       Microsoft Corp........................... 1,532,900     40,943,759
       VERITAS Software Corp.*..................   305,752      8,729,220
                                                           --------------
                                                              110,659,934
                                                           --------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.1%
       Sprint Corp..............................   352,200      8,752,170
       Verizon Communications, Inc.............. 1,450,664     58,766,399
                                                           --------------
                                                               67,518,569
                                                           --------------
       TEXTILES, APPAREL & LUXURY GOODS - 1.0%
       NIKE, Inc. - Class B.....................   355,860     32,272,943
                                                           --------------
       Total Common Stocks (Cost $2,467,370,581)            2,996,099,828
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR     VALUE
     DESCRIPTION                                  AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 7.6%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25% to be
       repurchased at $48,005,000 on 01/03/05
       collateralized by $48,210,000 FHLB
       3.750% due 08/15/08 with a value of
       $48,963,281............................. 48,000,000 $   48,000,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25% to be
       repurchased at $48,005,000 on 01/03/05
       collateralized by $48,840,000 FHLB
       2.250% due 09/13/05 with a value of
       $48,962,100............................. 48,000,000     48,000,000
     State Steet Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25% to be
       repurchased at $19,957,079 on 01/03/05
       collateralized by $20,345,000 FFCB
       2.500% due 03/15/06 with a value of
       $20,358,061............................. 19,955,000     19,955,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25% to be
       repurchased at $48,005,000 on 01/03/05
       collateralized by $48,060,000 FHLB
       4.500% due 05/13/11 with a value of
       $48,961,125............................. 48,000,000     48,000,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)...................... 75,009,531     75,009,531
                                                           --------------
     Total Short-Term Investments
     (Cost $238,964,531)                                      238,964,531
                                                           --------------

     TOTAL INVESTMENTS - 102.7%
     (Cost $2,706,335,112)                                  3,235,064,359

     Other Assets and Liabilities (net) - (2.7%)              (85,316,123)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $3,149,748,236
                                                           ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

FFCB - Federal Farm Credit Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 96.6%
         AUTO COMPONENTS - 1.6%
         Advance Auto Parts, Inc.*................ 22,400 $     978,432
                                                          -------------
         BANKS - 1.1%
         North Fork Bancorporation, Inc........... 22,800       657,780
                                                          -------------
         BIOTECHNOLOGY - 2.2%
         Invitrogen Corp.*........................ 15,300     1,027,089
         MedImmune, Inc.*......................... 12,800       347,008
                                                          -------------
                                                              1,374,097
                                                          -------------
         BUILDING PRODUCTS - 2.0%
         Danaher Corp.............................  6,700       384,647
         MSC Industrial Direct Co., Inc. - Class A 24,600       885,108
                                                          -------------
                                                              1,269,755
                                                          -------------
         CHEMICALS - 2.9%
         Ecolab, Inc.............................. 13,700       481,281
         Monsanto Co.............................. 10,900       605,495
         Rohm & Haas Co........................... 17,100       756,333
                                                          -------------
                                                              1,843,109
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 7.2%
         Cerner Corp.*(a).........................  5,900       313,703
         Corinthian Colleges, Inc.*(a)............ 50,700       955,441
         Education Management Corp.*.............. 18,900       623,889
         Hewitt Associates, Inc. - Class A*....... 16,300       521,763
         Iron Mountain, Inc.*..................... 13,575       413,902
         Kelly Services, Inc. - Class A........... 10,800       325,944
         Robert Half International, Inc........... 25,000       735,750
         United Rentals, Inc.*(a)................. 31,000       585,900
                                                          -------------
                                                              4,476,292
                                                          -------------
         COMMUNICATIONS EQUIPMENT - 1.9%
         Avaya, Inc.*............................. 68,500     1,178,200
                                                          -------------
         COMMUNICATIONS SERVICES - 2.1%
         Alliance Data Systems Corp.*............. 15,500       735,940
         EchoStar Communications Corp. - Class A.. 16,800       558,432
                                                          -------------
                                                              1,294,372
                                                          -------------
         COMPUTERS & PERIPHERALS - 0.8%
         Lexmark International, Inc. - Class A*...  5,600       476,000
                                                          -------------
         CONSTRUCTION & ENGINEERING - 2.1%
         Dycom Industries, Inc.*.................. 18,400       561,568
         Jacobs Engineering Group, Inc.*.......... 15,400       735,966
                                                          -------------
                                                              1,297,534
                                                          -------------
         ELECTRICAL EQUIPMENT - 3.0%
         Graftech International Ltd.*(a).......... 57,400       543,004
         Molex, Inc............................... 19,200       576,000
         Symbol Technologies, Inc................. 42,600       736,980
                                                          -------------
                                                              1,855,984
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
         Broadcom Corp. - Class A*................ 10,800       348,624

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ----------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
        Fisher Scientific International, Inc.*..... 14,800 $     923,224
        Microchip Technology, Inc.................. 17,300       461,218
                                                           -------------
                                                               1,733,066
                                                           -------------
        ELECTRONICS - 0.0%
        Integrated Circuit Systems, Inc.*..........    900        18,828
                                                           -------------
        FINANCIAL SERVICES - 9.3%
        Advance America Cash Advance Centers, Inc.*  3,300        75,570
        Affiliated Managers Group, Inc.*(a)........ 17,349     1,175,221
        Capitalsource, Inc.*(a).................... 20,900       536,503
        CIT Group, Inc............................. 27,500     1,260,050
        E*TRADE Financial Corp.*................... 42,900       641,355
        Investors Financial Services Corp.(a)...... 17,500       874,650
        Legg Mason, Inc............................  7,300       534,798
        Providian Financial Corp.*................. 43,500       716,445
                                                           -------------
                                                               5,814,592
                                                           -------------
        FOOD PRODUCTS - 1.0%
        Ralcorp Holdings, Inc...................... 14,900       624,757
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
        Bard (C.R.), Inc...........................  6,100       390,278
        Boston Scientific Corp.*................... 12,900       458,595
        INAMED Corp.*..............................  4,100       259,325
        Integra LifeSciences Holdings*(a)..........  1,500        55,395
                                                           -------------
                                                               1,163,593
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 6.5%
        Caremark Rx, Inc.*......................... 23,700       934,491
        Community Health Systems, Inc.*............ 29,800       830,824
        DaVita, Inc.*.............................. 16,200       640,386
        Lincare Holdings, Inc.*.................... 13,900       592,835
        Omnicare, Inc.............................. 13,100       453,522
        PacifiCare Health Systems, Inc.*........... 11,000       621,720
                                                           -------------
                                                               4,073,778
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 3.7%
        Hilton Hotels Corp......................... 21,900       498,006
        Panera Bread Co. - Class A*(a)............. 14,800       596,736
        Penn National Gaming, Inc.*(a).............  6,800       411,740
        Royal Caribbean Cruises, Ltd.(a)........... 15,200       827,488
                                                           -------------
                                                               2,333,970
                                                           -------------
        HOUSEHOLD PRODUCTS - 2.0%
        Clorox Co. (The)........................... 12,600       742,518
        Nu Skin Enterprises, Inc. - Class A(a)..... 21,100       535,518
                                                           -------------
                                                               1,278,036
                                                           -------------
        INDUSTRIAL CONGLOMERATES - 1.1%
        ITT Industries, Inc........................  8,500       717,825
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 2.1%
        Ask Jeeves, Inc.*(a)....................... 11,200       299,600
        CNET Networks, Inc.*....................... 19,900       223,477
        IAC / Interactive corp.*(a)................ 18,803       519,339

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         INTERNET SOFTWARE & SERVICES - CONTINUED
         ValueClick, Inc.*......................... 20,300 $    270,599
                                                           ------------
                                                              1,313,015
                                                           ------------
         IT CONSULTING & SERVICES - 3.2%
         CACI International, Inc. - Class A*(a).... 16,300    1,110,519
         Computer Sciences Corp.*.................. 15,800      890,646
                                                           ------------
                                                              2,001,165
                                                           ------------
         MACHINERY - 3.7%
         Ingersoll-Rand Co. - Class A.............. 15,300    1,228,590
         Nordson Corp.............................. 12,600      504,882
         Timken Co. (The).......................... 21,200      551,624
                                                           ------------
                                                              2,285,096
                                                           ------------
         MEDIA - 2.4%
         Cablevision Systems Corp. - NY Group -
           Class A*................................ 21,300      530,370
         Univision Communications, Inc. - Class A*.  8,800      257,576
         Westwood One, Inc.*....................... 25,900      697,487
                                                           ------------
                                                              1,485,433
                                                           ------------
         OIL & GAS - 4.8%
         Halliburton Co............................ 23,200      910,368
         Noble Corp.*..............................  9,700      482,478
         Weatherford International, Ltd.*.......... 20,800    1,067,040
         XTO Energy, Inc........................... 15,965      564,842
                                                           ------------
                                                              3,024,728
                                                           ------------
         PHARMACEUTICALS - 8.3%
         Barr Pharmaceuticals, Inc.*............... 10,500      478,170
         Cephalon, Inc.*(a)........................ 10,600      539,328
         Covance, Inc.*............................  9,000      348,750
         Endo Pharmaceuticals Holdings, Inc.*...... 35,000      735,700
         Eyetech Pharmaceuticals, Inc.*............  4,300      195,650
         Genzyme Corp.*............................ 13,800      801,366
         IVAX Corp.*............................... 42,050      665,231
         Medicines Co.*(a).........................  7,200      207,360
         QLT, Inc.*(a)............................. 42,500      683,400
         Teva Pharmaceutical Industries, Ltd. (ADR) 18,700      558,382
                                                           ------------
                                                              5,213,337
                                                           ------------
         RETAIL - MULTILINE - 0.8%
         Dollar Tree Stores, Inc.*................. 17,300      496,164
                                                           ------------
         RETAIL - SPECIALTY - 3.8%
         American Eagle Outfitters, Inc............ 13,700      645,270
         Dollar General Corp.(a)................... 30,500      633,485
         Linens 'n Things, Inc.*...................  5,900      146,320
         PETCO Animal Supplies, Inc.*.............. 23,700      935,676
                                                           ------------
                                                              2,360,751
                                                           ------------
         ROAD & RAIL - 0.5%
         Heartland Express, Inc.................... 14,300      321,321
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
         ASE Test, Ltd.*(a)........................ 25,400      171,704

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
      Linear Technology Corp...................       9,100 $    352,716
      Silicon Laboratories, Inc.*(a)...........       9,600      338,976
                                                            ------------
                                                                 863,396
                                                            ------------
      SOFTWARE - 7.1%
      Amdocs, Ltd.*............................      31,300      821,625
      DST Systems, Inc.*.......................      15,700      818,284
      Hyperion Solutions Corp.*................      11,100      517,482
      Informatica Corp.*(a)....................      57,000      462,840
      Ingram Micro, Inc. - Class A*............      41,600      865,280
      Take-Two Interactive Software, Inc.*(a)..      28,300      984,557
                                                            ------------
                                                               4,470,068
                                                            ------------
      TELECOMMUNICATION SERVICES - WIRELESS - 2.0%
      Nextel Partners, Inc. - Class A*(a)......      64,300    1,256,422
                                                            ------------
      TRANSPORTATION - 0.5%
      UTI Worldwide, Inc.(a)...................       4,600      312,892
                                                            ------------
      TRUCKING & FREIGHT FORWARDING - 0.8%
      Landstar System, Inc.*(a)................       6,700      493,388
                                                            ------------
      Total Common Stocks (Cost $50,802,698)                  60,357,176
                                                            ------------

      SHORT-TERM INVESTMENTS - 21.4%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/04 at 0.50% to
        be repurchased at $293,012 on
        01/03/05 collateralized by $305,000
        FHLMC 2.875% due 12/29/06 with a
        value of $302,384...................... $   293,000      293,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  13,086,787   13,086,787
                                                            ------------
      Total Short-Term Investments
      (Cost $13,379,787)                                      13,379,787
                                                            ------------

      TOTAL INVESTMENTS - 118.0%
      (Cost $64,182,485)                                      73,736,963

      Other Assets and Liabilities (net) - (18.0%)           (11,224,793)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $ 62,512,170
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 97.0%
          ADVERTISING - 3.4%
          Interpublic Group of Co., Inc. (The)* 324,400 $   4,346,960
          Monsanto Co.......................... 109,700     6,093,835
                                                        -------------
                                                           10,440,795
                                                        -------------
          AUTO COMPONENTS - 4.2%
          Dana Corp............................ 324,800     5,628,784
          Genuine Parts Co..................... 161,300     7,106,878
                                                        -------------
                                                           12,735,662
                                                        -------------
          CHEMICALS - 7.6%
          Crompton Corp.(a).................... 337,800     3,986,040
          Eastman Chemical Co.................. 144,500     8,341,985
          Mosaic Co. (The)*(a)................. 333,300     5,439,456
          Potash Corp. of Saskatchewan, Inc....  65,000     5,398,900
                                                        -------------
                                                           23,166,381
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 2.0%
          R. R. Donnelley & Sons Co............ 176,024     6,211,887
                                                        -------------
          COMMUNICATIONS EQUIPMENT - 1.2%
          Avaya, Inc.*......................... 202,900     3,489,880
                                                        -------------
          CONTAINERS & PACKAGING - 4.1%
          Ball Corp............................ 134,600     5,919,708
          Pactiv Corp.*........................ 256,800     6,494,472
                                                        -------------
                                                           12,414,180
                                                        -------------
          ELECTRIC UTILITIES - 4.3%
          Ameren Corp.......................... 114,400     5,736,016
          CMS Energy Corp.*(a)................. 333,400     3,484,030
          Northeast Utilities.................. 205,800     3,879,330
                                                        -------------
                                                           13,099,376
                                                        -------------
          ELECTRICAL EQUIPMENT - 2.0%
          Grainger (W.W.), Inc.................  90,600     6,035,772
                                                        -------------
          FOOD & DRUG RETAILING - 1.4%
          Albertson's, Inc.(a).................  59,000     1,408,920
          Safeway, Inc.*.......................  91,600     1,808,184
          SUPERVALU INC........................  32,700     1,128,804
                                                        -------------
                                                            4,345,908
                                                        -------------
          FOOD PRODUCTS - 3.0%
          Archer-Daniels-Midland Co............ 274,640     6,127,218
          Dean Foods Co.*......................  92,500     3,047,875
                                                        -------------
                                                            9,175,093
                                                        -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
          Bausch & Lomb, Inc...................  75,400     4,860,284
                                                        -------------
          HEALTH CARE PROVIDERS & SERVICES - 3.7%
          Aetna, Inc...........................  47,300     5,900,675
          Caremark Rx, Inc.*................... 134,400     5,299,392
                                                        -------------
                                                           11,200,067
                                                        -------------
          HOTELS, RESTAURANTS & LEISURE - 1.2%
          Brinker International, Inc.*.........  59,800     2,097,186

             -------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                      SHARES     (NOTE 2)
             -------------------------------------------------------

             HOTELS, RESTAURANTS & LEISURE - CONTINUED
             Yum! Brands, Inc................  30,100  $   1,420,118
                                                       -------------
                                                           3,517,304
                                                       -------------
             HOUSEHOLD DURABLES - 4.4%
             Leggett & Platt, Inc.(a)........ 140,100      3,983,043
             Newell Rubbermaid, Inc.......... 130,600      3,159,214
             Snap-On, Inc.................... 140,400      4,824,144
             Tupperware Corp.(a).............  70,300      1,456,616
                                                       -------------
                                                          13,423,017
                                                       -------------
             INSURANCE - 11.3%
             ACE, Ltd........................  18,400        786,600
             Conseco, Inc.*(a)............... 189,900      3,788,505
             Everest Reinsurance Group, Ltd..  61,300      5,490,028
             Lincoln National Corp...........  31,800      1,484,424
             MBIA, Inc.......................  17,600      1,113,728
             PartnerRe, Ltd.(a)..............  79,500      4,924,230
             PMI Group, Inc. (The)........... 100,400      4,191,700
             SAFECO Corp.(a)................. 148,700      7,768,088
             XL Capital, Ltd. - Class A......  61,600      4,783,240
                                                       -------------
                                                          34,330,543
                                                       -------------
             IT CONSULTING & SERVICES - 1.1%
             Computer Sciences Corp.*........  57,700      3,252,549
                                                       -------------
             MACHINERY - 2.1%
             CNH Global N.V.................. 107,200      2,076,464
             Cummins, Inc....................  51,800      4,340,322
                                                       -------------
                                                           6,416,786
                                                       -------------
             MEDIA - 1.4%
             R.H. Donnelley Corp.*...........  53,900      3,182,795
             Westwood One, Inc.*.............  43,900      1,182,227
                                                       -------------
                                                           4,365,022
                                                       -------------
             METALS & MINING - 3.7%
             Hubbell, Inc. - Class B......... 119,100      6,228,930
             Timken Co....................... 192,000      4,995,840
                                                       -------------
                                                          11,224,770
                                                       -------------
             OIL & GAS - 10.5%
             EOG Resources, Inc..............  83,200      5,937,152
             GlobalSantaFe Corp.............. 161,900      5,360,509
             Halliburton Co.................. 177,500      6,965,100
             NiSource, Inc................... 208,000      4,738,240
             Pride International, Inc.*...... 253,000      5,196,620
             Puget Energy, Inc.(a)...........  56,300      1,390,610
             Southwest Gas Corp.(a)..........  86,400      2,194,560
                                                       -------------
                                                          31,782,791
                                                       -------------
             PAPER & FOREST PRODUCTS - 3.9%
             Georgia-Pacific Corp............ 171,215      6,417,138
             MeadWestvaco Corp............... 161,000      5,456,290
                                                       -------------
                                                          11,873,428
                                                       -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       PHARMACEUTICALS - 2.4%
       King Pharmaceuticals, Inc.*................ 350,300 $   4,343,720
       Mylan Laboratories, Inc.(a)................ 159,975     2,828,358
                                                           -------------
                                                               7,172,078
                                                           -------------
       REAL ESTATE - 3.1%
       Health Care Property Investors, Inc. (REIT)  32,300       894,387
       Healthcare Realty Trust, Inc. (REIT).......  85,955     3,498,369
       Host Marriott Corp. (REIT)................. 296,200     5,124,260
                                                           -------------
                                                               9,517,016
                                                           -------------
       RETAIL - MULTILINE - 4.2%
       Federated Department Stores, Inc...........  33,700     1,947,523
       Foot Locker, Inc........................... 223,500     6,018,855
       May Department Stores Co................... 103,000     3,028,200
       Payless ShoeSource, Inc.*(a)............... 143,400     1,763,820
                                                           -------------
                                                              12,758,398
                                                           -------------
       RETAIL - SPECIALTY - 2.5%
       American Greetings Corp. - Class A(a)...... 122,900     3,115,515
       OfficeMax, Inc.(a)......................... 145,300     4,559,514
                                                           -------------
                                                               7,675,029
                                                           -------------
       ROAD & RAIL - 0.3%
       USF Corp.(a)...............................  24,400       925,980
                                                           -------------
       SOFTWARE - 4.5%
       Cadence Design Systems, Inc.*.............. 323,000     4,460,630
       McAfee, Inc.*.............................. 185,100     5,354,943
       Sybase, Inc.*(a)........................... 192,400     3,838,380
                                                           -------------
                                                              13,653,953
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
       CenturyTelephone, Inc......................  88,700     3,146,189
                                                           -------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.9%
       Tommy Hilfiger Corp.*...................... 253,800     2,862,864
                                                           -------------
       Total Common Stocks (Cost $223,427,891)               295,073,002
                                                           -------------

      --------------------------------------------------------------------
      SECURITY                                  SHARES/PAR      VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 14.7%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/04 at 1.250% to
        be repurchased at $9,483,988 on
        01/03/05 collateralized by $9,660,000
        FNMA 1.550% due 07/07/05 with a value
        of $9,675,900.......................... $ 9,483,000 $   9,483,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  35,247,816    35,247,816
                                                            -------------
      Total Short-Term Investments
      (Cost $44,730,816)                                       44,730,816
                                                            -------------

      TOTAL INVESTMENTS - 111.7%
      (Cost $268,158,707)                                     339,803,818

      Other Assets and Liabilities (net) - (11.7%)            (35,620,820)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 304,182,998
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY
     DESCRIPTION                                   SHARES       VALUE
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100%
     OTHER - 100%
     Davis Venture Value Portfolio (Class A)*.... 1,930,037 $  54,484,935
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A).................................   768,334     9,173,912
     Harris Oakmark Focused Value Portfolio
       (Class A)*................................    62,288    15,190,060
     Harris Oakmark International Portfolio
       (Class A)................................. 2,131,765    30,612,146
     Janus Aggressive Growth Portfolio
       (Class A)................................. 4,793,142    36,667,540
     Jennison Growth Portfolio (Class A)*........ 1,944,092    21,229,489
     Lord Abbett Growth and Income Portfolio
       (Class A)................................. 2,107,792    57,837,808
     Met/Aim Small Cap Growth Portfolio
       (Class A).................................   949,520    12,191,837
     MFS Research International Portfolio
       (Class A)................................. 1,835,755    21,515,053
     PIMCO PEA Innovation Portfolio
       (Class A)................................. 2,604,908    12,034,674
     Third Avenue Small Cap Value
       Portfolio (Class A)....................... 1,702,387    24,480,327
     Turner Mid-Cap Growth Portfolio
       (Class A).................................   818,801     9,195,133
                                                            -------------
     Total Investment Company Securities
     (Cost $298,203,602)                                      304,612,914
                                                            -------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $298,203,602)                                      304,612,914

     Other Assets and Liabilities (net) - (0.00%)                 (78,784)
                                                            -------------

     TOTAL NET ASSETS (100%)                                $ 304,534,130
                                                            =============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                SHARES        VALUE
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100%
      OTHER - 100%
      Davis Venture Value Portfolio
        (Class A)*............................  6,079,706 $   171,630,097
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A).............................  3,959,528      47,276,768
      Harris Oakmark Focused Value Portfolio
        (Class A)*............................    256,872      62,643,491
      Harris Oakmark International Portfolio
        (Class A).............................  6,591,784      94,658,012
      Janus Aggressive Growth Portfolio
        (Class A).............................  6,176,234      47,248,194
      Jennison Growth Portfolio (Class A)*....  4,295,229      46,903,903
      Lord Abbett Bond Debenture Portfolio
        (Class A)............................. 12,234,518     154,521,962
      Lord Abbett Growth and Income Portfolio
        (Class A).............................  7,433,094     203,964,091
      Met/Aim Mid-Cap Equity Portfolio
        (Class A).............................  2,213,061      31,270,556
      Met/Aim Small Cap Growth Portfolio
        (Class A).............................  2,445,972      31,406,275
      MFS Research International Portfolio
        (Class A).............................  6,755,176      79,170,660
      Neuberger Berman Real Estate Portfolio
        (Class A).............................  2,555,376      31,865,538
      Oppenheimer Capital Appreciation
        Portfolio (Class A)................... 16,796,671     140,420,171
      PIMCO Inflation Protected Bond Portfolio
        (Class A)............................. 14,477,635     154,042,040
      PIMCO Total Return Portfolio (Class A).. 12,148,940     138,497,916
      Third Avenue Small Cap Value Portfolio
        (Class A).............................  4,385,641      63,065,520
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A).............................  4,158,565      31,397,164
      Turner Mid-Cap Growth Portfolio
        (Class A).............................  2,812,921      31,589,100
                                                          ---------------
      Total Investment Company Securities
      (Cost $1,549,290,963)                                 1,561,571,458
                                                          ---------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $1,549,290,963)                                 1,561,571,458

      Other Assets and Liabilities (net) - (0.00%)               (343,746)
                                                          ---------------

      TOTAL NET ASSETS (100%)                             $ 1,561,227,712
                                                          ===============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE DEFENSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY
     DESCRIPTION                                   SHARES       VALUE
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100%
     OTHER - 100%
     Davis Venture Value Portfolio (Class A)*....    92,533 $   2,612,194
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A).................................   442,597     5,284,610
     Harris Oakmark International Portfolio
       (Class A).................................   183,786     2,639,167
     Jennison Growth Portfolio (Class A)*........   239,932     2,620,063
     Lord Abbett Bond Debenture Portfolio
       (Class A)................................. 1,431,932    18,085,305
     Lord Abbett Growth and Income Portfolio
       (Class A).................................   478,983    13,143,298
     Met/Aim Mid-Cap Equity Portfolio (Class A)..   277,972     3,927,745
     MFS Research International Portfolio
       (Class A).................................   452,409     5,302,232
     Neuberger Berman Real Estate Portfolio
       (Class A).................................   107,212     1,336,932
     Oppenheimer Capital Appreciation Portfolio
       (Class A)................................. 1,093,645     9,142,873
     PIMCO Inflation Protected Bond Portfolio
       (Class A)................................. 2,784,388    29,625,886
     PIMCO Total Return Portfolio (Class A)...... 2,706,925    30,858,942
     Third Avenue Small Cap Value Portfolio
       (Class A).................................   183,753     2,642,361
     T. Rowe Price Mid-Cap Growth Portfolio
       (Class A).................................   348,474     2,630,977
                                                            -------------
     Total Investment Company Securities
     (Cost $130,320,894)                                      129,852,585
                                                            -------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $130,320,894)                                      129,852,585

     Other Assets and Liabilities (net) - (0.00%)                 (44,476)
                                                            -------------

     TOTAL NET ASSETS (100%)                                $ 129,808,109
                                                            =============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                SHARES        VALUE
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100%
      OTHER - 100%
      Davis Venture Value Portfolio
        (Class A)*............................  8,270,553 $   233,477,719
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A).............................  3,484,759      41,608,028
      Harris Oakmark Focused Value Portfolio
        (Class A).............................    226,116      55,142,825
      Harris Oakmark International Portfolio
        (Class A).............................  7,736,346     111,093,935
      Janus Aggressive Growth Portfolio
        (Class A)............................. 14,496,332     110,896,936
      Jennison Growth Portfolio (Class A)*....  6,302,032      68,818,189
      Lord Abbett Bond Debenture Portfolio
        (Class A).............................  4,307,804      54,407,560
      Lord Abbett Growth and Income Portfolio
        (Class A).............................  9,058,766     248,572,526
      Met/Aim Small Cap Growth Portfolio
        (Class A).............................  3,230,013      41,473,369
      MFS Research International Portfolio
        (Class A).............................  7,135,200      83,624,547
      Neuberger Berman Real Estate Portfolio
        (Class A).............................  2,250,299      28,061,229
      Oppenheimer Capital Appreciation
        Portfolio (Class A)...................  8,214,461      68,672,897
      PIMCO Inflation Protected Bond Portfolio
        (Class A).............................  6,372,403      67,802,373
      PIMCO PEA Innovation Portfolio
        (Class A).............................  5,909,707      27,302,846
      Third Avenue Small Cap Value Portfolio
        (Class A).............................  6,755,342      97,141,821
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A).............................  1,830,420      13,819,673
      Turner Mid-Cap Growth Portfolio
        (Class A).............................  2,476,704      27,813,386
                                                          ---------------
      Total Investment Company Securities
      (Cost $1,359,071,463)                                 1,379,729,859
                                                          ---------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $1,359,071,463)                                 1,379,729,859

      Other Assets and Liabilities (net) - (0.00%)               (304,234)
                                                          ---------------

      TOTAL NET ASSETS (100%)                             $ 1,379,425,625
                                                          ===============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE MODERATE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY
     DESCRIPTION                                   SHARES       VALUE
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100%
     OTHER - 100%
     Davis Venture Value Portfolio (Class A)*.... 1,243,833 $  35,113,411
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)................................. 1,697,179    20,264,314
     Harris Oakmark International Portfolio
       (Class A)................................. 1,059,943    15,220,787
     Jennison Growth Portfolio (Class A)*........ 1,842,165    20,116,443
     Lord Abbett Bond Debenture Portfolio
       (Class A)................................. 4,718,203    59,590,909
     Lord Abbett Growth and Income Portfolio
       (Class A)................................. 2,022,075    55,485,739
     Met/Aim Mid-Cap Equity Portfolio (Class A).. 1,066,970    15,076,290
     MFS Research International Portfolio
       (Class A)................................. 2,172,672    25,463,717
     Neuberger Berman Real Estate Portfolio
       (Class A).................................   822,370    10,254,956
     Oppenheimer Capital Appreciation Portfolio
       (Class A)................................. 5,400,597    45,148,988
     PIMCO Inflation Protected Bond Portfolio
       (Class A)................................. 7,445,628    79,221,477
     PIMCO Total Return Portfolio (Class A)...... 7,375,153    84,076,740
     Third Avenue Small Cap Value Portfolio
       (Class A)................................. 1,057,721    15,210,031
     T. Rowe Price Mid-Cap Growth Portfolio
       (Class A)................................. 2,006,039    15,145,592
     Turner Mid-Cap Growth Portfolio (Class A)...   452,532     5,081,938
                                                            -------------
     Total Investment Company Securities
     (Cost $499,670,216)                                      500,471,332
                                                            -------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $499,670,216)                                      500,471,332

     Other Assets and Liabilities (net) - (0.00%)                (121,414)
                                                            -------------

     TOTAL NET ASSETS (100%)                                $ 500,349,918
                                                            =============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 95.6%
        AUSTRIA - 1.2%
        Erste Bank der Oesterreichischen
          Sparkassen AG.......................    164,270 $    8,733,203
                                                          --------------
        BERMUDA - 0.0%
        Star Cruises, Ltd.*...................  1,035,000        237,761
                                                          --------------
        BRAZIL - 2.8%
        Aracruz Celulose S.A. (ADR)(a)........    196,560      7,410,312
        Brasil Telecom Participacoes..........
        S.A.(ADR)(a)..........................    135,030      5,151,394
        Companhia Vale do Rio Doce(ADR)(a)....    263,590      7,646,746
                                                          --------------
                                                              20,208,452
                                                          --------------
        CANADA - 1.4%
        Aber Diamond Corp.....................     53,400      1,884,158
        CoolBrands International, Inc.*.......     89,100        675,415
        Encana Corp.(a).......................    125,920      7,158,946
        Toronto-Dominion Bank(a)..............          5            207
                                                          --------------
                                                               9,718,726
                                                          --------------
        CHINA - 1.2%
        Air China, Ltd.*......................  6,540,000      2,524,187
        China Petroleum & Chemical Corp....... 10,394,000      4,230,162
        ZTE Corp.*(a).........................    648,500      2,098,314
                                                          --------------
                                                               8,852,663
                                                          --------------
        FRANCE - 11.6%
        Axa(a)................................    495,300     12,230,789
        BNP Paribas S.A.(a)...................    152,060     10,971,467
        Compagnie Generale des Establissements
          Michelin(a).........................     91,140      5,818,189
        Credit Agricole S.A.(a)...............    305,650      9,175,931
        PSA Puegeot Citroen(a)................    115,030      7,266,002
        Sanofi-Synthelabo S.A.(a).............    122,123      9,733,020
        Suez S.A.(a)..........................    557,680     14,837,011
        Total Fina Elf S.A.(a)................     58,260     12,716,062
                                                          --------------
                                                              82,748,471
                                                          --------------
        GERMANY - 3.7%
        Bayerische Motoren Werke (BMW) AG(a)..    159,996      7,187,296
        Deutsche Telekom AG*(a)...............    560,900     12,655,536
        Hypo Real Estate Holding AG*..........    148,740      6,139,461
                                                          --------------
                                                              25,982,293
                                                          --------------
        HONG KONG - 1.1%
        China Mengniu Dairy Co., Ltd.*........  5,763,000      4,519,373
        Esprit Holdings, Ltd..................    492,000      2,972,259
                                                          --------------
                                                               7,491,632
                                                          --------------
        HUNGARY - 2.1%
        MOL Magyar Olaj-es Gazipari Rt.(GDR)..     71,660      5,159,520
        OTP Bank, Ltd. (GDR)..................    154,300      9,428,244
                                                          --------------
                                                              14,587,764
                                                          --------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        INDIA - 0.2%
        HDFC Bank, Ltd.(ADR)(a)................    35,470 $    1,608,919
                                                          --------------
        IRELAND - 1.6%
        Anglo Irish Bank Corp..................   306,764      7,411,295
        Depfa Bank Plc*........................   255,880      4,276,967
                                                          --------------
                                                              11,688,262
                                                          --------------
        ITALY - 1.5%
        Italcementi S.p.A.(a)..................   102,110      1,637,525
        Italcementi S.p.A.(a)..................   167,880      1,917,270
        Riunione Adriatica di Sicurta S.p.A.(a)   320,920      7,239,136
                                                          --------------
                                                              10,793,931
                                                          --------------
        JAPAN - 22.0%
        Aiful Corp.............................    99,250     10,881,095
        Aisin Seiki Co., Ltd...................   138,800      3,516,650
        Asahi Glass Co.(a).....................   630,000      6,923,884
        Canon, Inc.(a).........................   191,000     10,317,783
        Chugai Pharmaceutical Co., Ltd.(a).....   397,400      6,563,457
        FUNAI ELECTRIC Co., Ltd.(a)............    45,700      5,671,802
        Kaneka Corp............................   137,000      1,542,980
        Lawson, Inc............................    98,200      3,620,370
        Leopalace21 Corp.(a)...................   480,600      8,429,984
        Mitsubishi Tokyo Finacial Group, Inc...       617      6,231,492
        Mitsui Mining & Smelting Co., Ltd...... 2,522,000     11,053,551
        Seiko Epson Corp.(a)...................   377,200     16,732,933
        Sekisui Chemical Co., Ltd.(a).......... 1,488,000     10,878,377
        Softbank Corp.(a)......................   266,600     12,992,298
        Takefuji Corp.(a)......................   174,900     11,792,761
        Tanabe Seiyaku Co., Ltd................   758,000      7,811,556
        Tokyo Gas Co., Ltd.(a)................. 2,708,000     11,081,969
        UFJ Holdings, Inc.*....................       987      5,949,843
        Yamanouchi Pharmaceutical Co., Ltd.....   109,700      4,273,716
                                                          --------------
                                                             156,266,501
                                                          --------------
        KOREA - 3.8%
        Hana Bank..............................   136,650      3,402,349
        Hanaro Telecom, Inc.*.................. 1,148,092      3,563,531
        Hyundai Mobis..........................   133,450      8,421,303
        Samsung Electronics Co., Ltd...........    25,920     11,311,570
                                                          --------------
                                                              26,698,753
                                                          --------------
        MEXICO - 3.7%
        America Movil S.A. de C.V. (ADR).......   157,920      8,267,112
        Grupo Elektra, S.A. de C.V.............   441,930      4,099,279
        Grupo Financiero Inbursa, S.A. de C.V.. 1,985,320      3,649,302
        Grupo Televisa, S.A.(ADR)..............   164,860      9,974,030
                                                          --------------
                                                              25,989,723
                                                          --------------
        NETHERLANDS - 1.7%
        Koninklijke (Royal) KPN N.V............ 1,278,480     12,114,853
                                                          --------------
        NORWAY - 0.9%
        Statoil ASA............................   425,670      6,725,641
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       SINGAPORE - 1.9%
       DBS Group Holdings, Ltd.................   600,000 $    5,908,347
       Singapore Telecommunications, Ltd.*(a).. 4,964,290      7,236,027
                                                          --------------
                                                              13,144,374
                                                          --------------
       SPAIN - 2.0%
       Altadis, S.A............................    99,820      4,557,100
       Banco Bilbao Vizcaya Argentaria, S.A.(a)   550,790      9,719,903
                                                          --------------
                                                              14,277,003
                                                          --------------
       SWEDEN - 3.3%
       Atlas Copco AB - A Shares(a)............   172,110      7,732,589
       Sandvik AB(a)...........................   296,620     11,910,586
       Swedish Match AB........................   323,600      3,734,076
                                                          --------------
                                                              23,377,251
                                                          --------------
       SWITZERLAND - 6.1%
       Nestle S.A..............................    40,433     10,561,840
       Roche Holding AG........................   122,460     14,037,881
       Syngenta AG*............................    57,350      6,067,772
       UBS AG..................................   149,368     12,472,032
                                                          --------------
                                                              43,139,525
                                                          --------------
       UNITED KINGDOM - 20.6%
       Anglo American Plc......................   302,270      7,130,459
       AstraZeneca Plc.........................   314,773     11,423,149
       Barclays Plc............................   806,170      9,042,395
       BP Plc (ADR)............................   270,120     15,775,008
       Burberry Group Plc......................   660,020      5,069,861
       AVIVA Plc...............................   925,813     11,130,791
       Diageo Plc..............................   817,690     11,633,574
       easyJet Plc*............................ 1,085,420      3,908,391
       Kingfisher Plc.......................... 1,507,202      8,939,750
       Reckitt Benckiser Plc...................   354,964     10,696,778
       Reed International Plc..................   723,470      6,655,490
       Royal Bank of Scotland Group Plc........   468,040     15,698,824
       TI Automotive, Ltd. - Class A*(b).......    45,100              0
       Vodafone Group Plc...................... 6,404,895     17,315,078
       Yell Group Plc.......................... 1,468,755     12,390,819
                                                          --------------
                                                             146,810,367
                                                          --------------
       UNITED STATES - 1.2%
       Manpower, Inc...........................    87,450      4,223,835
       News Corporation, Inc.-CDI Class B*(a)..    12,650        241,886
       Synthes, Inc.*..........................    35,560      3,970,453
                                                          --------------
                                                               8,436,174
                                                          --------------
       Total Common Stocks (Cost $585,182,440)               679,632,242
                                                          --------------

       PREFERRED STOCK - 1.7%
       JAPAN - 1.7%
       Nintendo Co., Ltd.(a)
       (Cost $11,095,246)                          94,400     11,859,947
                                                          --------------

     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 26.7%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.250%
       to be repurchased at $21,333,222 on
       01/03/05 collateralized by
       $21,685,000 FHLB 3.375% due
       07/21/08 with a value of
       $21,759,531............................ $ 21,331,000 $  21,331,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).....................  168,928,139   168,928,139
                                                            -------------
     Total Short-Term Investments
     (Cost $190,259,139)                                      190,259,139
                                                            -------------

     TOTAL INVESTMENTS - 124.0%
     (Cost $786,536,825)                                      881,751,328

     Other Assets and Liabilities (net) - (24.0%)            (170,528,981)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 711,222,347
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

Summary of Total Foreign Securities by Industry Classification 12/31/2004

                                                    VALUE     PERCENT OF
        INDUSTRY                                    (000)     NET ASSETS
        ----------------------------------------------------------------
        Airlines................................ $  6,432,578     0.9%
        Automotive..............................   26,391,251     3.7
        Banks...................................  123,680,720    17.4
        Beverages, Food & Tobacco...............   53,865,389     7.6
        Building Products.......................   18,211,268     2.6
        Chemicals...............................   18,489,129     2.6
        Commercial Services & Supplies..........   31,274,550     4.4
        Energy Equipment & Services.............   20,508,813     2.9
        Financials - Diversified................   35,666,154     5.0
        Health Care Equipment & Supplies........    3,970,453     0.6
        Hotels, Restaurants & Leisure...........      237,761     0.0
        Household Durables......................   11,311,570     1.6
        Household Products......................   10,696,778     1.5
        Insurance...............................   30,600,715     4.3
        Leisure Equipment & Products............   11,859,947     1.7
        Machinery...............................   11,910,586     1.7
        Media...................................   29,262,225     4.1
        Metals & Mining.........................    9,530,903     1.3
        Oil & Gas...............................   62,847,309     8.8
        Paper & Forest Products.................    7,410,312     1.0
        Pharmaceuticals.........................   53,842,779     7.6
        Real Estate.............................   14,569,445     2.0
        Retail - Multiline......................   16,659,399     2.3
        Retail - Specialty......................    8,042,120     1.1
        Telecommunication Services - Diversified   68,401,846     9.6
        Tires & Rubber..........................    5,818,189     0.9
                                                 ------------    ----
                                                 $691,492,189    97.2%
                                                 ============    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)



         --------------------------------------------------------------
         SECURITY                                PAR         VALUE
         DESCRIPTION                            AMOUNT      (NOTE 2)
         --------------------------------------------------------------

         COMMERCIAL PAPER - 47.1%
         BANKS - 25.5%
         ANZ (Delaware), Inc.,
           2.015%, due 02/14/05.............. $ 6,000,000 $   5,985,223
         CBA Finance, Inc.
          1.970%, due 01/10/05...............   5,000,000     4,997,537
          2.340%, due 03/02/05...............   1,700,000     1,693,370
         Fortis Funding, 2.000%, due 01/21/05   6,000,000     5,993,333
         HBOS Treasury Services Plc,
           2.000%, due 02/01/05..............   3,000,000     2,994,833
          2.470%, due 04/12/05...............   2,000,000     1,986,141
         Skandinaviska Enskilda Banken,
           2.270%, due 02/17/05..............   4,500,000     4,486,664
         Spintab AB, 2.250%, due 03/10/05....   3,700,000     3,684,275
         UBS Finance, Inc.,
           2.030%, due 02/22/05..............   2,000,000     1,994,136
          2.390%, due 03/14/05...............   3,000,000     2,985,660
                                                          -------------
                                                             36,801,172
                                                          -------------
         FINANCIALS - DIVERSIFIED - 18.5%
         ABN AMRO North America, Inc.,
           1.945%, due 01/31/05..............   5,000,000     4,991,896
         Danske Corp.,
           2.220%, due 01/24/05..............     500,000       499,291
          2.390%, due 03/15/05...............   3,500,000     3,483,037
         ING U. S. Funding LLC,
           2.400%, due 03/14/05..............   4,000,000     3,980,800
         Nestle Capital Corp.,
           2.270%, due 03/21/05..............   4,500,000     4,477,584
         Nordea North America, Inc.,
           1.920%, due 01/25/05..............   3,400,000     3,395,648
         Shell Finance UK Plc,
           1.990%, due 01/28/05..............   6,000,000     5,991,045
                                                          -------------
                                                             26,819,301
                                                          -------------
         PHARMACEUTICALS - 3.1%
         Pfizer, Inc., 2.225%, due 02/08/05..   4,500,000     4,489,431
                                                          -------------
         Total Commercial Paper
         (Cost $68,109,904)                                  68,109,904
                                                          -------------

         CORPORATE NOTES - 2.9%
         BANKS - 2.9%
         Bank of America N.A.,
          2.000%, due 02/01/05...............     200,000       200,000
          2.300%, due 03/16/05...............   4,000,000     4,000,000
                                                          -------------
         Total Corporate Notes
         (Cost $4,200,000)                                    4,200,000
                                                          -------------

         U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 30.3%
         Federal Home Loan Bank,
          1.960%, due 01/21/05...............   2,000,000     1,997,800
          2.076%, due 02/02/05...............   4,300,000     4,291,515
          2.313%, due 03/04/05...............     200,000       199,208
          2.320%, due 03/09/05...............   3,400,000     3,385,319

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
     Federal Home Loan Mortgage Corporation,
       1.950%, due 01/18/05..................... $ 2,300,000 $   2,297,882
      1.923%, due 01/24/05......................  10,664,000    10,650,715
     Federal National Mortgage Association,
      1.989%, due 01/26/05......................   3,000,000     2,995,771
      2.197%, due 02/16/05......................     300,000       299,141
      2.203%, due 02/23/05......................   7,400,000     7,375,161
      2.302%, due 03/09/05......................   5,000,000     4,978,225
     U. S. Treasury Bill,
       2.091%, due 04/07/05.....................   5,300,000     5,270,447
                                                             -------------
     Total U.S. Government & Agency Discount Notes
     (Cost $43,741,184)                                         43,741,184
                                                             -------------
     FOREIGN GOVERNMENT & AGENCY - 3.4%
     Bank Ireland Governor & Co.,
       1.960%, due 01/27/05
       (Cost $4,992,922)........................   5,000,000     4,992,922
                                                             -------------

     REPURCHASE AGREEMENTS - 16.4%
     Lehman Brothers, Inc., Repurchase
       Agreement, dated 12/31/04 at 1.65% to
       be repruchased at $23,403,218 on
       01/03/05 collateralized by $21,950,000
       U.S. Treasury Bond 2.375% due
       01/15/25 with a value of
       $24,025,417..............................  23,400,000    23,400,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 0.50% to
       be repurchased at $284,012 on
       01/03/05 collateralized by $290,000
       FHLMC 1.800% due 08/04/05 with a
       value of $290,481........................     284,000       284,000
                                                             -------------
     Total Repurchase Agreements
     (Cost $23,684,000)                                         23,684,000
                                                             -------------
     TOTAL INVESTMENTS - 100.1%
     (Cost $144,728,010)                                       144,728,010

     Other Assets and Liabilities (net) - (0.1%)                  (213,289)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 144,514,721
                                                             =============

PORTFOLIO FOOTNOTES:

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 96.1%
      APARTMENTS - 17.7%
      Apartment Investment & Management Co. -
        Class A (REIT)............................ 116,500 $    4,489,910
      Archstone-Smith Trust (REIT)................ 200,200      7,667,660
      Avalonbay Communities, Inc. (REIT)..........  75,640      5,695,692
      BRE Properties, Inc. (REIT).................  95,600      3,853,636
      Equity Residential (REIT)................... 280,300     10,141,254
      Essex Property Trust, Inc. (REIT)...........  93,500      7,835,300
      United Dominion Realty Trust, Inc. (REIT)... 291,600      7,231,680
                                                           --------------
                                                               46,915,132
                                                           --------------

      COMMUNITY CENTERS - 12.3%
      Developers Diversified Realty Corp. (REIT).. 183,700      8,150,769
      Federal Realty Investment Trust (REIT)...... 124,000      6,404,600
      Kimco Realty Corp. (REIT)................... 182,600     10,588,974
      Pan Pacific Retail Properties, Inc. (REIT).. 119,300      7,480,110
                                                           --------------
                                                               32,624,453
                                                           --------------
      DIVERSIFIED - 8.7%
      Equity Lifestyle Properties, Inc. (REIT).... 167,900      6,002,425
      Spirit Finance Corp. (REIT)*................ 235,700      2,981,605
      Vornado Realty Trust (REIT)................. 185,700     14,137,341
                                                           --------------
                                                               23,121,371
                                                           --------------
      HEALTH CARE - 2.3%
      Ventas, Inc. (REIT)......................... 216,400      5,931,524
                                                           --------------
      INDUSTRIALS - 7.0%
      CenterPoint Properties Trust (REIT)......... 210,600     10,085,634
      ProLogis (REIT)............................. 196,800      8,527,344
                                                           --------------
                                                               18,612,978
                                                           --------------
      LODGING - 7.5%
      Host Marriott Corp. (REIT).................. 634,300     10,973,390
      La Quinta Corp.*............................ 299,300      2,720,637
      Sunstone Hotel Investors, Inc. (REIT)....... 296,500      6,161,270
                                                           --------------
                                                               19,855,297
                                                           --------------
      OFFICE - 22.6%
      Alexandria Real Estate Equities, Inc. (REIT)  88,000      6,548,960
      Arden Realty, Inc (REIT).................... 206,600      7,792,952
      Boston Properties, Inc. (REIT).............. 131,200      8,484,704
      Brandywine Realty Trust (REIT).............. 168,100      4,940,459
      Brookfield Properties Corp.................. 234,100      8,755,340
      Kilroy Realty Corp. (REIT).................. 127,700      5,459,175
      Mack-Cali Realty Corp. (REIT)...............  58,800      2,706,564
      SL Green Realty Corp. (REIT)................ 168,000     10,172,400
      Trizec Properties, Inc. (REIT).............. 263,300      4,981,636
                                                           --------------
                                                               59,842,190
                                                           --------------

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     OFFICE INDUSTRIAL - 0.8%
     PS Business Parks, Inc. (REIT).............      48,500 $   2,187,350
                                                             -------------
     REGIONAL MALLS - 17.2%
     CBL & Associates Properties, Inc.
       (REIT)...................................     112,500     8,589,375
     General Growth Properties, Inc. (REIT).....     191,300     6,917,408
     Mills Corp. (The) (REIT)...................     149,600     9,538,496
     Simon Property Group, Inc. (REIT)..........     202,500    13,095,675
     Taubman Centers, Inc. (REIT)...............     251,900     7,544,405
                                                             -------------
                                                                45,685,359
                                                             -------------
     Total Common Stocks (Cost $210,711,195)                   254,775,654
                                                             -------------

     SHORT-TERM INVESTMENTS - 4.1%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25% to
       be repurchased at $10,910,136 on
       01/03/05 collateralized by $11,110,000
       FHLMC 1.800% due 08/04/05 with a
       value of $11,128,443 (Cost
       $10,909,000)............................. $10,909,000    10,909,000
                                                             -------------

     TOTAL INVESTMENTS - 100.2%
     (Cost $221,620,195)                                       265,684,654

     Other Assets and Liabilities (net) - (0.2%)                  (496,623)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 265,188,031
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 97.5%
       ADVERTISING - 0.4%
       Omnicom Group, Inc..........................  46,900 $   3,954,608
                                                            -------------
       AEROSPACE & DEFENSE - 2.9%
       Empresa Brasileira de Aeronautica
         S.A.(ADR)(a).............................. 149,900     5,012,656
       Honeywell International, Inc................ 100,900     3,572,869
       Lockheed Martin Corp........................ 129,600     7,199,280
       Northrop Grumman Corp.......................  52,300     2,843,028
       Rockwell Collins, Inc.......................  17,500       690,200
       United Technologies Corp....................  71,400     7,379,190
                                                            -------------
                                                               26,697,223
                                                            -------------
       AIR FREIGHT & LOGISTICS - 2.0%
       Expeditors International of Washington, Inc.  82,300     4,598,924
       FedEx Corp..................................  57,100     5,623,779
       United Parcel Service, Inc. - Class B.......  99,700     8,520,362
                                                            -------------
                                                               18,743,065
                                                            -------------
       BANKS - 1.0%
       Bank of America Corp........................ 100,200     4,708,398
       MBNA Corp................................... 172,300     4,857,137
                                                            -------------
                                                                9,565,535
                                                            -------------
       BEVERAGES - 2.9%
       Anheuser-Busch Co., Inc..................... 179,200     9,090,816
       Coca-Cola Co................................  67,400     2,805,862
       PepsiCo, Inc................................ 291,600    15,221,520
                                                            -------------
                                                               27,118,198
                                                            -------------
       BIOTECHNOLOGY - 0.8%
       Applera Corp. - Applied Biosystems Group....  78,600     1,643,526
       Digene Corp.*(a)............................  42,500     1,111,375
       Genentech, Inc.*............................  84,500     4,600,180
                                                            -------------
                                                                7,355,081
                                                            -------------

       CHEMICALS - 2.7%
       Air Products & Chemicals, Inc............... 119,300     6,915,821
       Dow Chemical Co.............................  40,900     2,024,959
       E.I. du Pont de Nemours & Co................ 133,100     6,528,555
       Praxair, Inc................................ 210,900     9,311,235
                                                            -------------
                                                               24,780,570
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 1.4%
       Kinder Morgan Management LLC................ 117,100     4,765,970
       Manpower, Inc...............................  44,300     2,139,690
       Waste Management, Inc....................... 216,700     6,487,998
                                                            -------------
                                                               13,393,658
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 5.2%
       Cisco Systems, Inc.*........................ 951,600    18,365,880
       Lucent Technologies, Inc.*(a)............... 888,700     3,341,512
       Motorola, Inc............................... 297,700     5,120,440
       Nokia Oyj(ADR).............................. 441,500     6,918,305

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMUNICATIONS EQUIPMENT & SERVICES - CONTINUED
        Tektronix, Inc........................... 164,500 $   4,969,545
        Telefonaktiebolaget LM Ericsson(ADR)*(a). 144,600     4,553,454
        Telefonos de Mexico S.A. de C.V. (ADR)(a) 135,900     5,207,688
                                                          -------------
                                                             48,476,824
                                                          -------------
        COMPUTERS & PERIPHERALS - 3.7%
        Dell, Inc.*.............................. 218,700     9,216,018
        International Business Machines Corp..... 221,700    21,855,186
        Sun Microsystems, Inc.*.................. 675,500     3,634,190
                                                          -------------
                                                             34,705,394
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
        Agilent Technologies, Inc.*.............. 231,800     5,586,380
        Broadcom Corp. - Class A*................ 148,000     4,777,440
        L-3 Communications Holdings, Inc.........  59,300     4,343,132
        PerkinElmer, Inc......................... 182,800     4,111,172
                                                          -------------
                                                             18,818,124
                                                          -------------
        FINANCIALS - DIVERSIFIED - 8.5%
        American Express Co...................... 203,900    11,493,843
        Bear Stearns Companies, Inc..............  51,900     5,309,889
        Citigroup, Inc........................... 455,300    21,936,354
        Goldman Sachs Group, Inc. (The)..........  54,500     5,670,180
        J.P. Morgan Chase & Co................... 291,100    11,355,811
        Morgan Stanley........................... 304,600    16,911,392
        Prudential Financial, Inc................ 113,300     6,226,968
                                                          -------------
                                                             78,904,437
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 5.9%
        Johnson & Johnson........................ 292,200    18,531,324
        Medtronic, Inc........................... 365,700    18,164,319
        Millipore Corp.*......................... 168,300     8,383,023
        Stryker Corp............................. 134,500     6,489,625
        Varian Medical Systems, Inc.*............  41,200     1,781,488
        Waters Corp.*............................  38,700     1,810,773
                                                          -------------
                                                             55,160,552
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 0.3%
        Laboratory Corp. of America Hldgs.*......  36,200     1,803,484
        Quest Diagnostics, Inc...................   9,900       945,945
                                                          -------------
                                                              2,749,429
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 1.9%
        Carnival Corp............................ 151,100     8,707,893
        Royal Caribbean Cruises, Ltd.(a)......... 165,300     8,998,932
                                                          -------------
                                                             17,706,825
                                                          -------------
        HOUSEHOLD PRODUCTS - 2.3%
        Estee Lauder Cos., Inc. - Class A........ 119,200     5,455,784
        Kimberly-Clark Corp......................  32,500     2,138,825
        Procter & Gamble Co...................... 248,600    13,692,888
                                                          -------------
                                                             21,287,497
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                SHARES     (NOTE 2)
        ----------------------------------------------------------------

        INDUSTRIAL - DIVERSIFIED - 6.1%
        General Electric Co...................... 1,306,600 $ 47,690,900
        Rockwell Automation, Inc.................    22,100    1,095,055
        Tyco International, Ltd..................   218,700    7,816,338
                                                            ------------
                                                              56,602,293
                                                            ------------
        INSURANCE - 1.5%
        American International Group, Inc........   177,500   11,656,425
        XL Capital, Ltd. - Class A...............    27,500    2,135,375
                                                            ------------
                                                              13,791,800
                                                            ------------
        INTERNET SOFTWARE & SERVICES - 1.7%
        Novell, Inc.*............................   150,700    1,017,225
        VeriSign, Inc.*..........................    20,800      697,216
        Yahoo!, Inc.*............................   369,400   13,918,992
                                                            ------------
                                                              15,633,433
                                                            ------------
        IT CONSULTING & SERVICES - 0.7%
        Accenture, Ltd. - Class A*...............   107,400    2,899,800
        Ingram Micro, Inc. - Class A*............   175,800    3,656,640
                                                            ------------
                                                               6,556,440
                                                            ------------
        MACHINERY - 0.7%
        Ingersoll-Rand Co. - Class A.............    86,300    6,929,890
                                                            ------------
        MEDIA - 11.1%
        Clear Channel Communications, Inc........   205,400    6,878,846
        Comcast Corp. - Class A*.................   907,500   29,802,300
        News Corp. - Class B(a)..................   608,100   11,675,520
        Time Warner, Inc.*....................... 1,057,000   20,548,080
        Univision Communications, Inc. - Class A*   204,600    5,988,642
        Viacom, Inc. - Class B...................   556,200   20,240,118
        Walt Disney Co...........................   317,900    8,837,620
                                                            ------------
                                                             103,971,126
                                                            ------------
        METALS & MINING - 0.1%
        Alcan, Inc.(a)...........................    18,200      892,528
                                                            ------------
        OIL & GAS - 3.9%
        Amerada Hess Corp.(a)....................    38,000    3,130,440
        Burlington Resources, Inc................    64,100    2,788,350
        Devon Energy Corp........................    49,200    1,914,864
        Exxon Mobil Corp.........................   365,500   18,735,530
        Halliburton Co...........................    16,600      651,384
        Murphy Oil Corp..........................    32,400    2,606,580
        Schlumberger, Ltd........................   103,400    6,922,630
                                                            ------------
                                                              36,749,778
                                                            ------------
        PHARMACEUTICALS - 8.7%
        Abbott Laboratories......................    39,900    1,861,335
        Amgen, Inc.*.............................   198,100   12,708,115
        Eli Lilly & Co...........................   143,800    8,160,650
        Gilead Sciences, Inc.*...................   215,200    7,529,848
        MedImmune, Inc.*.........................    56,800    1,539,848

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                              SHARES     (NOTE 2)
         --------------------------------------------------------------

         PHARMACEUTICALS - CONTINUED
         Merck & Co., Inc.......................   187,100 $  6,013,394
         Novartis AG............................   233,401   11,713,805
         Pfizer, Inc............................   662,400   17,811,936
         Pharmaceutical Product Development,
           Inc.*(a).............................    32,500    1,341,925
         Roche Holding AG.......................    21,411    2,454,394
         Teva Pharmaceutical Industries, Ltd.
           (ADR)(a).............................   332,000    9,913,520
                                                           ------------
                                                             81,048,770
                                                           ------------
         RETAIL - MULTILINE - 4.5%
         Costco Wholesale Corp..................   106,700    5,165,347
         Federated Department Stores, Inc.......    98,200    5,674,978
         J.C. Penney Co., Inc...................    56,600    2,343,240
         Target Corp............................   213,200   11,071,476
         Wal-Mart Stores, Inc...................   297,100   15,692,822
         Walgreen Co............................    60,200    2,309,874
                                                           ------------
                                                             42,257,737
                                                           ------------
         RETAIL - SPECIALTY - 3.1%
         Best Buy Co., Inc......................   107,500    6,387,650
         Gap, Inc...............................   383,600    8,101,632
         Home Depot, Inc. (The).................   182,800    7,812,872
         Lowe's Cos., Inc.......................    81,200    4,676,308
         Williams-Sonoma, Inc.*.................    53,000    1,857,120
                                                           ------------
                                                             28,835,582
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.2%
         Altera Corp.*..........................    69,100    1,430,370
         Analog Devices, Inc....................   116,000    4,282,720
         Intel Corp.............................   736,000   17,215,040
         Texas Instruments, Inc.................   280,000    6,893,600
                                                           ------------
                                                             29,821,730
                                                           ------------
         SOFTWARE - 7.5%
         Adobe Systems, Inc.....................   173,400   10,879,116
         Cadence Design Systems, Inc.*..........   237,500    3,279,875
         Citrix Systems, Inc.*..................   181,500    4,452,195
         EMC Corp.*.............................   116,300    1,729,381
         Mercury Interactive Corp.*.............   102,800    4,682,540
         Microsoft Corp......................... 1,290,300   34,463,913
         SAP AG (ADR)(a)........................   232,300   10,269,983
                                                           ------------
                                                             69,757,003
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
         AT & T Corp.(a)........................    92,400    1,761,144
         Sprint Corp............................   211,700    5,260,745
                                                           ------------
                                                              7,021,889
                                                           ------------
         Total Common Stocks (Cost $842,878,729)            909,287,019
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 8.2%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.250% to
       be repurchased at $26,912,803 on
       01/03/05 collateralized by $27,355,000
       FHLB 3.375% due 07/21/08 with a value
       of $27,449,019........................... $26,910,000 $ 26,910,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  49,353,516   49,353,516
                                                             ------------
     Total Short-Term Investments
     (Cost $76,263,516)                                        76,263,516
                                                             ------------
     TOTAL INVESTMENTS - 105.7%
     (Cost $919,142,245)                                      985,550,535

     Other Assets and Liabilities (net) - (5.7%)              (52,960,166)
                                                             ------------
     TOTAL NET ASSETS - 100.0%                               $932,590,369
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      MUNICIPALS - 0.5%
      Badger Tob Asset Securitization Corp.
        6.375%, due 06/01/32................ $  1,000,000 $       961,800
      California County Tob Securitization
        Agency 5.625%, due 06/01/23.........      200,000         191,492
      Golden State Tob Securitization Corp.
        6.750%, due 06/01/39................    1,000,000       1,004,360
      Ohio State 5.000%, due 06/15/13.......    1,000,000       1,112,690
      Tobacco Settlement Financing Corp.
        6.000%, due 06/01/23................    1,000,000         974,950
      Tobacco Settlement Revenue
        Management 6.375%, due 05/15/28.....      200,000         195,354
                                                          ---------------
      Total Municipals (Cost $4,196,008)                        4,440,646
                                                          ---------------

      DOMESTIC BONDS & DEBT SECURITIES - 5.8%
      ASSET-BACKED SECURITIES - 2.5%
      Asset-Backed Securities Corp.
        2.903%, due 01/15/33 - Class A+.....    1,378,028       1,383,920
      Equity One ABS, Inc.
        2.718%, due 04/25/34+...............    2,240,093       2,236,925
      GSAMP Trust 2.708%, due
        03/25/34+...........................    1,100,021       1,100,728
      Master Asset Backed Securities Trust
        2.518%, due 02/25/34+...............      119,610         119,687
      Merrill Lynch Mortgage Investors, Inc.
        2.518%, due 12/25/34+...............      298,405         298,623
      Residential Asset Mortgage Products,
        Inc. 2.578%, due 09/25/13+..........    4,110,139       4,112,788
      Small Business Administration
        4.504%, due 02/10/14................    2,744,653       2,728,507
       4.880%, due 11/01/24.................    5,300,000       5,330,016
      Wells Fargo Home Equity Trust
        2.578%, due 06/25/19+...............      443,099         443,420
      Redwood Capital, Ltd. 2003-3
        5.860%, due 01/01/06
        (144A)(a)+..........................    1,200,000       1,207,032
      Redwood Capital, Ltd. 2003-4
        4.310%, due 01/01/06 (144A)(a)+.....    1,200,000       1,207,584
      Truman Capital Mortgage Loan Trust
        2.758%, due 01/25/34 - Class A1
        (144A)(b)+..........................      343,815         343,493
                                                          ---------------
                                                               20,512,723
                                                          ---------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
      Bank of America Mortgage Securities
        6.500%, due 09/25/33................      577,903         587,764
      Bear Stearns ARM Trust
        4.300%, due 01/25/34+...............    6,114,656       6,116,249
      Sequoia Mortgage Trust
        2.760%, due 10/19/26 - Class A+.....    1,715,900       1,715,838
                                                          ---------------
                                                                8,419,851
                                                          ---------------

      --------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      FINANCIALS - DIVERSIFIED - 0.7%
      Ford Motor Credit Co.
        3.240%, due 11/16/06+................ $  2,400,000 $     2,398,354
      General Motors Acceptance Corp.
        3.185%, due 05/18/06+................    3,800,000       3,783,933
                                                           ---------------
                                                                 6,182,287
                                                           ---------------
      INSURANCE - 0.0%
      Residential Reinsurance, Ltd.
        7.350%, due 12/08/07
        (144A)(a)+...........................      500,000         487,653
                                                           ---------------
      MISCELLANEOUS - 0.3%
      Phoenix Quake Wind, Ltd.
        4.470%, due 07/03/08 (144A)(a)+......    1,500,000       1,552,290
      Vita Capital, Ltd. 3.356%, due 01/01/07
        (144A)(a)+...........................      800,000         802,472
                                                           ---------------
                                                                 2,354,762
                                                           ---------------
      OIL & GAS - 0.6%
      Halliburton Co.
        3.570%, due 10/17/05+................    1,200,000       1,210,012
       2.860%, due 01/26/07 (144A)(b)+.......    3,490,000       3,493,336
                                                           ---------------
                                                                 4,703,348
                                                           ---------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
      Sprint Capital Corp.
        7.900%, due 03/15/05.................    2,500,000       2,527,177
      Verizon Wireless Capital, Ltd.
        2.415%, due 05/23/05 (144A)(b)+......    3,100,000       3,099,526
                                                           ---------------
                                                                 5,626,703
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $48,472,843)                                        48,287,327
                                                           ---------------

      FOREIGN BONDS & DEBT SECURITIES - 1.5%
      FOREIGN GOVERNMENT - 1.5%
      Federal Republic of Brazil
        8.000%, due 04/15/14.................    1,114,133       1,140,928
      Government of France
        3.000%, due 07/25/12.................    7,440,720      11,396,031
                                                           ---------------
      Total Foreign Bonds & Debt Securities
      (Cost $12,284,980)                                        12,536,959
                                                           ---------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 106.3%
      Federal National Mortgage Assoc.
        2.568%, due 08/25/34+................    3,958,057       3,955,108
      U.S. Treasury Inflation Index Bond
        3.875%, due 04/15/29.................   81,955,650     112,490,603
       3.375%, due 04/15/32..................    3,232,200       4,278,247
      U.S. Treasury Inflation Index Note
        3.375%, due 01/15/07.................   65,176,380      69,048,834
       3.625%, due 01/15/08..................   59,774,258      65,128,298
       3.875%, due 01/15/09..................   75,090,732      84,186,698
       4.250%, due 01/15/10..................   50,748,744      58,882,448

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                             SHARES/PAR      VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         0.875%, due 04/15/10.............. $ 15,141,000 $    14,998,463
         3.500%, due 01/15/11..............   45,709,664      51,926,910
         3.375%, due 01/15/12..............    2,477,123       2,820,437
         3.000%, due 07/15/12..............  122,741,748     137,005,689
         1.875%, due 07/15/13..............   20,824,800      21,428,407
         2.000%, due 01/15/14..............  137,235,696     142,081,900
         2.000%, due 07/15/14..............   62,192,069      64,184,205
         2.375%, due 01/15/25..............   34,901,570      37,332,429
         3.625%, due 04/15/28..............   12,060,696      15,835,320
                                                         ---------------
        Total U.S. Government & Agency Obligations
        (Cost $873,326,240)                                  885,583,996
                                                         ---------------

        PREFERRED STOCK - 0.4%
        Federal National Mortgage Assoc.
          7.00%*+ (Cost $3,070,000)........       61,400       3,480,613
                                                         ---------------
        OPTIONS - 0.0%
        Eurodollar Put Expires 6/13/05.....      562,500               0
        Treasury Inflation Index Put Expire
          1/12/2005........................   54,000,000               0
        Treasury Inflation Index Put Expire
          2/28/2005........................  167,000,000               0
                                                         ---------------
        Total Options (Cost $49,828)                                   0
                                                         ---------------

        SHORT-TERM INVESTMENTS - 90.7%
        U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 63.3%
        Federal Home Loan Bank
          1.000%, due 01/03/05(c)..........   49,800,000      49,797,233
         1.050%, due 01/03/05(c)...........   22,600,000      22,598,682
         1.100%, due 01/03/05(c)...........   24,900,000      24,898,478
         1.200%, due 01/03/05(c)...........   24,900,000      24,898,340
         1.250%, due 01/03/05(c)...........   49,800,000      49,796,542
         2.090%, due 01/12/05(c)...........    3,800,000       3,797,556
         1.930%, due 01/14/05(c)...........    7,500,000       7,494,692
         1.957%, due 01/19/05(c)...........   20,800,000      20,779,512
         1.982%, due 01/21/05(c)...........   20,600,000      20,577,283
         2.295%, due 03/02/05(c)...........    7,900,000       7,869,782
        Federal Home Loan Mortgage Corp.
          1.919%, due 01/04/05(c)..........    7,100,000       7,098,852
         1.940%, due 01/04/05(c)...........    4,000,000       3,999,348
         1.926%, due 01/11/05(c)...........   14,900,000      14,891,846
         1.950%, due 01/18/05(c)...........    7,400,000       7,393,081
         2.060%, due 02/01/05(c)...........    7,300,000       7,287,051
         2.190%, due 02/15/05(c)...........    2,500,000       2,493,156
         2.255%, due 02/22/05(c)...........      900,000         897,069
         2.100%, due 03/01/05(c)...........      800,000         796,984
         2.110%, due 03/01/05(c)...........    2,300,000       2,292,047
         1.890%, due 03/07/05(c)...........      700,000         697,308
         2.183%, due 03/08/05(c)...........      700,000         697,029
         2.260%, due 03/14/05(c)...........      800,000         796,384
         2.380%, due 03/31/05(c)...........    5,900,000       5,865,285

         --------------------------------------------------------------
         SECURITY                              PAR          VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
         Federal National Mortgage Assoc.
           1.150%, due 01/03/05(c)........ $156,200,000 $   156,189,061
          2.299%, due 03/02/05(c).........   21,800,000      21,716,277
          2.285%, due 03/09/05(c).........    5,900,000       5,874,196
          2.302%, due 03/09/05(c).........   11,400,000      11,350,353
          2.319%, due 03/09/05(c).........   14,100,000      14,038,594
          2.349%, due 03/16/05(c).........    1,200,000       1,194,031
          2.390%, due 03/16/05(c).........   14,300,000      14,229,683
          2.474%, due 03/30/05(c).........      500,000         496,993
          2.390%, due 04/15/05(c).........    8,000,000       7,944,765
          2.485%, due 05/25/05(c).........    6,100,000       6,039,366
         U.S. Treasury Bill
           0.010%, due 03/17/05(c)........      600,000         597,465
          2.150%, due 03/17/05(c).........       30,000          29,866
                                                        ---------------
                                                            527,414,190
                                                        ---------------
         COMMERICAL PAPER - 27.1%
         Bank of America N.A.
           1.995%, due 01/18/05...........      200,000         200,000
          2.000%, due 02/01/05............    1,200,000       1,200,000
          2.300%, due 03/16/05............      200,000         200,000
          2.440%, due 03/28/05............    1,400,000       1,400,000
         Bank off America N.A.
           2.260%, due 03/09/05...........   17,700,000      17,700,000
         Barclays Plc 1.985%, due 02/01/05      300,000         299,487
         CDC Commercial Paper, Inc.
           2.020%, due 02/07/05 (144A)(b).   20,200,000      20,158,063
          2.070%, due 02/23/05 (144A)(b)..    1,400,000       1,395,733
         Citibank NA
           2.275%, due 02/18/05...........    6,500,000       6,500,000
          2.450%, due 03/21/05............   13,400,000      13,400,000
          2.465%, due 03/29/05............      200,000         200,000
         Countrywide Home Loans, Inc.
           2.425%, due 02/23/05+..........    4,500,000       4,498,853
         DNB North Bank ASA
           1.980%, due 02/03/05...........    9,200,000       9,183,302
         Ford Motor Credit Co.
           1.000%, due 07/07/05...........    4,100,000       4,088,315
         Fortis Funding LLC
           1.930%, due 01/25/05 (144A)(b).   19,900,000      19,874,395
         General Electric Capital Corp.
           2.320%, due 02/24/05...........      400,000         398,608
          2.420%, due 03/14/05............    2,600,000       2,587,416
          2.340%, due 03/22/05............   21,400,000      21,288,720
         HSBC Bank USA
           2.350%, due 03/24/05...........   15,700,000      15,700,000
          2.410%, due 04/01/05............      100,000         100,000
         Nordea North America, Inc.
           1.920%, due 01/25/05...........   19,800,000      19,774,656
          1.970%, due 02/01/05............    2,200,000       2,196,268

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                     PAR          VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     COMMERICAL PAPER - CONTINUED
     Rabobank USA Financial Corp.
       2.170%, due 01/03/05................... $15,100,000 $   15,098,180
      1.960%, due 01/28/05....................   9,800,000      9,785,594
     Skandinaviska Enskilda Banken
       2.040%, due 01/27/05 (144A)(b).........   6,300,000      6,290,718
     UBS Finance, Inc.
       2.180%, due 01/03/05...................   1,400,000      1,399,830
      2.390%, due 01/05/05....................  22,700,000     22,693,972
      1.930%, due 01/24/05....................     600,000        599,260
      1.940%, due 01/25/05....................     100,000         99,871
      1.955%, due 01/31/05....................     100,000         99,837
     Wells Fargo Bank NA
       2.060%, due 01/11/05...................     800,000        800,000
     Westpactrust Securities, Ltd.
       1.930%, due 01/21/05...................   6,700,000      6,692,816
                                                           --------------
                                                              225,903,894
                                                           --------------
     REPURCHASE AGREEMENTS - 0.3%
     Credit Suisse First Boston Corp.,
       Repurchase Agreement, dated
       12/31/04 at 1.200% to be repurchased
       at $400,040 on 01/03/05 collateralized
       by $411,000 U.S.Treasury Bond
       2.180% due 03/31/05 with a value of
       $408,760...............................     400,000        400,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 0.750%
       to be repurchased at $2,452,153 on
       01/03/05 collateralized by $2,490,000
       FNMA 1.875% due 02/15/05 with a
       value of $2,505,983....................   2,452,000      2,452,000
                                                           --------------
                                                                2,852,000
                                                           --------------
     Total Short-Term Investments
     (Cost $756,177,432)                                      756,170,084
                                                           --------------

     TOTAL INVESTMENTS - 205.2%
     (Cost $1,697,577,331)                                  1,710,499,625

     Other Assets and Liabilities (net) - (105.2%)           (876,963,117)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $  833,536,508
                                                           ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Variable or floating rate security. The stated rate represents the rate at December 31, 2004.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the portfolio's adviser. These securities represent in the aggregate 0.63% of net assets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

FNMA - Federal National Mortgage Association

The adviser considers liquid securities as coverage for open derivatives. The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2004, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        84.99%
                 AA                                       0.21%
                 A                                       13.49%
                 BBB                                      0.17%
                 BB                                       1.14%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                            STRIKE  NUMBER OF
         PUT OPTIONS             EXPIRATION PRICE   CONTRACTS   VALUE
         --------------------------------------------------------------
         U.S. Treasury Note 10
           Year Futures (Written
           Option Premium
           $50,313)............. 02/18/2005 $109.00 (125,000) $(21,484)

                                            STRIKE  NUMBER OF
         CALL OPTIONS            EXPIRATION PRICE   CONTRACTS   VALUE
         --------------------------------------------------------------
         U.S. Treasury Note 10
           Year Futures (Written
           Option Premium
           $60,078)............. 02/18/2005 $114.00 (125,000) $(29,297)

                            INTEREST
        SECURITY SOLD SHORT   RATE    MATURITY   PROCEEDS      VALUE
        ---------------------------------------------------------------
           U.S. Treasury
             Note..........   4.25%  11/15/2013 $14,626,685 $14,696,389

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO PEA INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 96.7%
        ADVERTISING - 3.3%
        Monster Worldwide, Inc.*................. 199,300 $   6,704,452
                                                          -------------
        BUSINESS SERVICES - 2.1%
        Accenture, Ltd. - Class A*............... 154,900     4,182,300
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 21.5%
        Cisco Systems, Inc.*..................... 258,400     4,987,120
        Comverse Technology, Inc.*............... 293,600     7,178,520
        Corning, Inc.*........................... 449,100     5,285,907
        Foundry Networks, Inc.*(a)............... 173,200     2,279,312
        JDS Uniphase Corp.*(a)................... 535,900     1,698,803
        Motorola, Inc............................ 192,500     3,311,000
        Nokia Oyj (ADR).......................... 240,100     3,762,367
        Polycom, Inc.*........................... 165,100     3,850,132
        QUALCOMM, Inc............................  86,500     3,667,600
        Sonus Networks, Inc.*(a)................. 422,900     2,423,217
        Telefonaktiebolaget LM Ericsson (ADR)*(a) 160,400     5,050,996
                                                          -------------
                                                             43,494,974
                                                          -------------
        COMMUNICATIONS SERVICES - 3.9%
        Juniper Networks, Inc.*.................. 224,800     6,112,312
        UTStarcom, Inc.(a).......................  80,800     1,789,720
                                                          -------------
                                                              7,902,032
                                                          -------------
        COMPUTERS & PERIPHERALS - 7.3%
        Dell, Inc.*.............................. 165,200     6,961,528
        Lexmark International, Inc.*.............  24,700     2,099,500
        Network Appliance, Inc.*................. 174,600     5,800,212
                                                          -------------
                                                             14,861,240
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 11.0%
        Altera Corp.*............................ 159,500     3,301,650
        AU Optronics Corp. (ADR)(a)..............  87,000     1,245,840
        Broadcom Corp. - Class A*................ 134,400     4,338,432
        Celestica, Inc.*......................... 261,200     3,685,532
        Cymer, Inc.*(a)..........................  61,700     1,822,618
        Flextronics International, Ltd.*......... 272,400     3,764,568
        Solectron Corp.*......................... 769,300     4,100,369
                                                          -------------
                                                             22,259,009
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
        St. Jude Medical, Inc.*..................  53,300     2,234,869
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 5.1%
        Google, Inc.*............................  26,500     5,117,150
        Yahoo!, Inc.*............................ 138,800     5,229,984
                                                          -------------
                                                             10,347,134
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 16.7%
        Cypress Semiconductor Corp.*(a).......... 160,600     1,883,838
        Intel Corp...............................  94,500     2,210,355
        Kulicke & Soffa Industries, Inc.*(a)..... 157,727     1,359,607
        Linear Technology Corp................... 120,300     4,662,828
        Marvell Technology Group, Ltd.*.......... 161,398     5,724,787
        National Semiconductor Corp.............. 162,400     2,915,080
        OmniVision Technologies, Inc.*(a)........  50,806       932,290

    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
    Taiwan Semiconductor Manufacturing Co.,
      Ltd. (ADR)(a).............................     667,460 $   5,666,735
    Texas Instruments, Inc......................     167,900     4,133,698
    United Microelectronics Corp. (ADR)(a)......   1,196,011     4,221,919
                                                             -------------
                                                                33,711,137
                                                             -------------
    SOFTWARE - 24.7%
    Avid Technology, Inc.*......................     106,500     6,576,375
    Cognizant Technology Solutions Corp.*.......      98,700     4,177,971
    EMC Corp.*..................................     435,829     6,480,777
    Macromedia, Inc.*...........................     147,800     4,599,536
    Mercury Interactive Corp.*..................      93,856     4,275,141
    Microsoft Corp..............................     232,200     6,202,062
    Oracle Corp.*...............................     255,200     3,501,344
    Red Hat, Inc.*(a)...........................      82,200     1,097,370
    SAP AG (ADR)................................     118,700     5,247,727
    Siebel Systems, Inc.*.......................     180,900     1,899,450
    Symantec Corp.*.............................      84,600     2,179,296
    Take-Two Interactive Software, Inc.*(a).....      47,500     1,652,525
    VERITAS Software Corp.*.....................      74,200     2,118,410
                                                             -------------
                                                                50,007,984
                                                             -------------
    Total Common Stocks (Cost $179,865,370)                    195,705,131
                                                             -------------

    SHORT-TERM INVESTMENTS - 18.1%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 12/31/04 at 1.250% to
      be repurchased at $6,850,714 on
      01/03/05 collateralized by $7,080,000
      FHLB 5.000% due 02/15/18 with a value
      of $6,991,500............................. $ 6,850,000 $   6,850,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  29,776,444    29,776,444
                                                             -------------
    Total Short-Term Investments
    (Cost $36,626,444)                                          36,626,444
                                                             -------------

    TOTAL INVESTMENTS - 114.8%
    (Cost $216,491,814)                                        232,331,575

    Other Assets and Liabilities (net) - (14.8%)               (29,963,271)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 202,368,304
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      MUNICIPALS - 3.0%
      Badger Tobacco Asset Securitization
        Corp. 6.375%, due 06/01/32.......... $     360,000 $      346,248
      California Infrastructure & Economic
        Development, (AMBAC)
        5.000%, due 07/01/36................     1,350,000      1,391,607
      California State Economic Recovery
        5.250%, due 07/01/12................     3,300,000      3,712,236
      Clark Country Nevada School District
        5.375%, due 06/15/13................     2,000,000      2,267,600
      Energy Northwest Wash Electric
        Revenue 5.500%, due 07/01/12........     1,600,000      1,808,080
       5.500%, due 07/01/14.................     2,000,000      2,277,280
      Florida State, Series A 5.000%, due
        06/01/32............................       900,000        925,452
      Florida State Board of Education
        5.000%, due 06/01/32................       400,000        412,396
      Georgia State, Series B 5.000%, due
        05/01/20............................     2,000,000      2,141,480
      Golden State Tob Securitization Corp.
        6.250%, due 06/01/33................       640,000        641,613
       6.750%, due 06/01/39.................     3,400,000      3,414,824
      Illinois Development Finance Authority
        5.000%, due 02/01/33................     7,410,000      7,552,643
      Indiana Municipal Power Agency
        5.000%, due 01/01/32................     8,650,000      8,847,998
      New York City Municipal Water
        Finance Authority
        5.000%, due 06/15/34................     2,060,000      2,101,179
       5.000%, due 06/15/35.................     1,300,000      1,327,443
      New York State Urban Development
        Corp., (FSA Insured) 6.500%, due
        01/01/10............................     1,200,000      1,401,732
      North Carolina State 5.000%, due
        03/01/12............................       700,000        781,410
      Tacoma Washington Regional Water
        Supply Systems, (MBIA Insured)
        5.000%, due 12/01/32................       800,000        818,312
      Texas State University Systems
        Financing Revenue 5.000%, due
        03/15/34............................       890,000        914,030
      Tobacco Settlement Financing Corp.
        6.250%, due 06/01/42................     1,300,000      1,211,639
      Tobacco Settlement Funding Corp.
        6.375%, due 06/01/32................     1,400,000      1,355,060
       5.875%, due 05/15/39.................       800,000        723,480
      Tobacco Settlement Revenue
        Management 6.375%, due
        05/15/28............................     1,800,000      1,758,186
      Virginia College Building Authority Va
        Revenues 5.000%, due 02/01/10.......     1,500,000      1,647,555

      --------------------------------------------------------------------
      SECURITY                                    PAR           VALUE
      DESCRIPTION                                AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      MUNICIPALS - CONTINUED
      Wisconsin State, (MBIA Insured)
        5.000%, due 05/01/13................. $   3,000,000 $    3,322,320
                                                            --------------
      Total Municipals
      (Cost $52,248,491)                                        53,101,803
                                                            --------------
      DOMESTIC BONDS & DEBT SECURITIES - 12.9%
      AEROSPACE & DEFENSE - 0.0%
      General Dynamics Corp. 2.125%, due
        05/15/06.............................       325,000        320,462
      Lockheed Martin Corp. 8.500%, due
        12/01/29.............................       100,000        137,247
                                                            --------------
                                                                   457,709
                                                            --------------
      AIRLINES - 0.0%
      United Airlines, Inc. 5.375%, due
        03/02/49(d)..........................       299,179        255,306
                                                            --------------
      ASSET-BACKED SECURITIES - 3.8%
      Ameriquest Mortgage Securities, Inc.
        2.710%, due 06/25/31^................       141,834        141,984
      Bank One Issuance Trust 2.450%, due
        10/15/08^............................     7,100,000      7,108,433
      Bear Stearns Asset-Backed Securities,
        Inc. 2.820%, due 10/27/32^...........       180,509        180,901
      CDC Mortgage Capital Trust 2.650%,
        due 03/25/34^........................       677,032        677,871
      Chase Credit Card Master Trust
        2.450%, due 07/16/07^................     7,100,000      7,105,461
      Chase Funding Mortgage Loan 2.750%,
        due 09/25/29^........................     1,905,789      1,907,493
      Citibank Omni-S Master Trust
        2.530%, due 08/18/09^................     7,100,000      7,109,767
       2.780%, due 11/17/09^.................     2,800,000      2,803,709
      Citifinancial Mortgage Securities, Inc.
        2.730%, due 05/25/33^................     3,903,590      3,911,059
      Countrywide Asset-Backed Certificates
        2.530%, due 08/25/23^................     3,019,030      3,018,088
       2.570%, due 03/25/24^.................     2,312,347      2,313,835
      First Franklin Mortgage Loan Trust
        2.590%, due 10/25/13^................     2,019,601      2,019,286
       2.510%, due 03/25/34^.................     6,326,088      6,329,854
      GSAMP Trust 2.600%, due
        10/25/34^............................     1,340,611      1,340,820
      Household Automotive Trust 3.300%,
        due 05/18/09.........................     1,250,000      1,244,141
      Household Home Equity Loan Trust
        2.760%, due 10/20/32^................       271,767        272,192
      Long Beach Mortgage Loan Trust
        2.570%, due 02/25/24^................     1,275,526      1,276,636
       2.740%, due 06/25/33^.................       596,842        597,860
      Master Asset Backed Securities Trust
        2.520%, due 02/25/34^................       104,659        104,726

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                  PAR           VALUE
       DESCRIPTION                              AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       ASSET-BACKED SECURITIES - CONTINUED
       Option One Mortgage Loan Trust
         2.740%, due 08/25/33^.............. $     222,845 $      223,028
        2.530%, due 05/25/34^...............     2,252,203      2,253,574
       PSE&G Transition Funding LLC
         6.610%, due 06/15/15...............       470,000        535,155
       Quest Trust 2.980%, due 06/25/34^
         (144A)(c)..........................     1,921,786      1,921,040
       Renaissance Home Equity Loan Trust
         2.620%, due 07/25/34^..............     1,237,308      1,237,695
       Residential Asset Mortgage Products,
         Inc. 2.570%, due 06/25/24^.........     2,324,452      2,326,459
       Residential Asset Securities Corp.
         2.540%, due 06/25/25^..............     3,415,086      3,417,285
       SLM Student Loan Trust 2.990%, due
         12/15/22 (144A)(c).................       910,000        909,495
       Structured Asset Securities Corp.
         2.920%, due 05/25/32^..............     1,931,810      1,937,402
       Vanderbilt Mortgage Finance, Inc.
         6.545%, due 04/07/18...............        60,366         61,271
       Wachovia Asset Securitization 2.680%,
         due 06/25/33^......................       506,146        506,463
       Wells Fargo Home Equity Trust
         2.580%, due 06/25/19^..............     2,038,256      2,039,732
       Peco Energy Transition Trust 5.800%,
         due 03/01/07.......................       204,054        205,339
                                                           --------------
                                                               67,038,054
                                                           --------------
       AUTOMOBILES - 0.5%
       Daimler Chrysler NA Holdings 7.200%,
         due 09/01/09.......................       255,000        284,102
       Ford Motor Co. 7.450%, due
         07/16/31...........................       840,000        847,262
       General Motors Acceptance Corp.
         8.000%, due 11/01/31...............     3,200,000      3,298,438
       General Motors Corp.
         7.200%, due 01/15/11...............       555,000        569,921
        8.250%, due 07/15/23................     1,580,000      1,649,798
        8.375%, due 07/15/33................       400,000        415,581
       TRW Automotive, Inc. 9.375%, due
         02/15/13...........................        76,000         88,540
       Daimler Chrysler NA Holdings 8.500%,
         due 01/18/31.......................       900,000      1,127,855
                                                           --------------
                                                                8,281,497
                                                           --------------
       BANKS - 0.3%
       ABN AMRO NA Holding Capital
         6.523%, due 12/29/49^
           (144A)(c)........................       345,000        379,649
       ANZ Capital Trust I 5.360%, due
         12/29/49 (144A)(b).................       525,000        533,483

       ------------------------------------------------------------------
       SECURITY                                  PAR           VALUE
       DESCRIPTION                              AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       BANKS - CONTINUED
       HSBC Capital Funding LP
         1.000%, due 12/29/49
           (144A)(c)........................ $     585,000 $      564,681
        9.547%, due 12/31/49
          (144A)(c).........................       350,000        436,533
       Popular N.A., Inc.
         6.125%, due 10/15/06...............       610,000        636,006
        4.700%, due 06/30/09................        50,000         51,033
       Rabobank Capital Fund III 5.254%,
         due 12/29/49^ (144A)(c)............       370,000        368,790
       RBS Capital Trust II 6.425%, due
         12/29/49^..........................       120,000        127,156
       RBS Capital Trust III 5.512%, due
         09/29/49^..........................       815,000        834,664
       SunTrust Banks, Inc. 2.500%, due
         11/01/06...........................       525,000        516,793
       US Bank NA 2.850%, due 11/15/06......       695,000        689,457
       Westpac Capital Trust III 5.819%, due
         12/29/49^ (144A)(b)................        80,000         84,036
       Westpac Capital Trust IV 5.256%, due
         12/29/49^ (144A)(b)................       165,000        163,757
       Fleet Boston Financial Corp. 7.375%,
         due 12/01/09.......................        70,000         80,034
                                                           --------------
                                                                5,466,072
                                                           --------------
       CHEMICALS - 0.1%
       Dow Chemical Co. 7.375%, due
         11/01/29...........................       185,000        225,161
       Huntsman International LLC 9.875%,
         due 03/01/09.......................        70,000         77,175
       ICI Wilmington, Inc. 5.625%, due
         12/01/13...........................       340,000        352,751
       Lyondell Chemical Co. 10.875%, due
         05/01/09...........................       120,000        127,500
                                                           --------------
                                                                  782,587
                                                           --------------
       COLLATERALIZED MORTGAGE OBLIGATIONS - 3.9%
       Bank America Mortgage Securities
         2.870%, due 01/25/34^..............     3,720,996      3,730,214
       Bear Stearns Adjustable Rate Mortgage
         Trust 5.350%, due 02/25/33^........       479,916        486,386
       Bear Stearns Commercial Mortgage
         Securities, Inc.
         2.620%, due 05/14/16^
           (144A)(c)........................     6,500,000      6,508,581
        5.060%, due 11/15/16................       449,577        463,292
       Cendant Mortgage Corp. 6.000%, due
         07/25/43 (144A)(c).................     1,536,042      1,575,992
       Countrywide Alternative Loan Trust
         5.750%, due 07/25/32...............     2,139,209      2,145,746
       Countrywide Home Loans 6.000%, due
         08/25/17...........................     2,424,558      2,424,766

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                  PAR           VALUE
       DESCRIPTION                              AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
       Credit Suisse First Boston Mortgage
         Securities Corp.
         5.750%, due 09/22/17............... $   3,755,798 $    3,841,655
        2.820%, due 02/25/32^...............        59,269         59,344
        2.478%, due 03/25/32^
          (144A)(c).........................       603,865        605,564
        6.500%, due 04/25/33................     1,904,383      1,940,347
        2.360%, due 08/25/33^
          (144A)(c).........................     1,850,581      1,836,495
       Credit-Based Asset Servicing &
         Securitization 2.760%, due
         08/25/29^..........................       176,232        176,516
       CWMBS, Inc. 5.750%, due
         01/15/37...........................     8,600,000      8,604,033
       GMAC Mortgage Corp. 5.940%, due
         07/01/13...........................       121,069        120,042
       Green Tree Financial Corp. 6.220%,
         due 03/01/30.......................       273,843        285,290
       GSR Mortgage Loan Trust 6.000%, due
         03/25/32...........................        18,350         18,494
       Homestar Mortgage Acceptance Corp.
         2.610%, due 01/25/22^..............       259,364        259,446
       Indymac ARM Trust 3.870%, due
         01/25/32^..........................        10,385         10,383
       Indymac MBS Inc. 2.580%, due
         05/25/33^..........................     5,315,589      5,326,553
       Mellon Residential Funding Corp.
         2.860%, due 07/25/29^..............       133,516        134,307
       MLCC Mortgage Investors, Inc.
         2.780%, due 03/15/25^..............       241,907        242,296
       Morgan Stanley Dean Witter Capital
         4.920%, due 03/12/35...............       495,000        503,237
       PNC Mortgage Securities Corp. 0.010%,
         due 01/25/15+ (144A)(b)............        60,754         60,350
       Renaissance Home Equity Loan Trust
         2.860%, due 08/25/33^..............     1,647,125      1,648,183
       Residential Accredit Loans, Inc.
         5.500%, due 06/25/17...............        52,641         53,324
        2.820%, due 03/25/33^...............     5,019,619      5,023,940
       Residential Funding Mortgage
         Securities 2.770%, due
         06/25/18^..........................     2,365,898      2,364,385
        5.590%, due 09/25/32^...............       227,328        227,016
       Sequoia Mortgage Trust 2.760%, due
         07/20/33^..........................     1,729,238      1,703,575
       Structured Asset Mortgage
         Investments, Inc. 2.920%, due
         03/25/32^..........................     4,600,658      4,637,116
       United Mortgage Securities Corp.
         4.060%, due 09/25/33^..............        13,971         14,006

        ----------------------------------------------------------------
        SECURITY                                PAR           VALUE
        DESCRIPTION                            AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
        Washington Mutual, Inc.
          6.000%, due 03/25/17............. $     351,737 $      353,372
         2.690%, due 12/25/27^.............     9,650,226      9,645,793
         5.140%, due 10/25/32^.............       377,087        382,426
         3.210%, due 02/27/34^.............     1,419,003      1,422,236
         3.100%, due 12/25/40^.............        13,719         13,697
                                                          --------------
                                                              68,848,398
                                                          --------------
        COMMERCIAL SERVICES & SUPPLIES - 0.1%
        Allied Waste North America, Inc.
          7.625%, due 01/01/06.............       700,000        724,500
         6.125%, due 02/15/14..............       315,000        297,675
         7.375%, due 04/15/14..............        15,000         14,437
        Cendant Corp. 7.125%, due
          03/15/15.........................       240,000        274,633
        Xerox Corp. 7.625%, due 06/15/13...        50,000         55,125
                                                          --------------
                                                               1,366,370
                                                          --------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 0.2%
        Cingular Wireless LLC 6.500%, due
          12/15/11.........................       700,000        780,069
        Nextel Finance Co. 3.375%, due
          12/15/10 (144A)(b)...............     2,460,000      2,464,480
                                                          --------------
                                                               3,244,549
                                                          --------------

        CONTAINERS & PACKAGING - 0.0%
        Owens Brockway Glass Container
          8.875%, due 02/15/09.............       150,000        163,687
         7.750%, due 05/15/11..............        55,000         59,813
                                                          --------------
                                                                 223,500
                                                          --------------
        ELECTRIC UTILITIES - 0.3%
        Alabama Power Co. 2.800%, due
          12/01/06.........................       250,000        247,028
        Arizona Public Service Co. 4.650%,
          due 05/15/15.....................       165,000        160,468
        Dominion Resources, Inc.
          8.125%, due 06/15/10.............       335,000        394,749
         6.300%, due 03/15/33..............       210,000        219,110
        DTE Energy Co. 6.375%, due
          04/15/33.........................       260,000        272,473
        Entergy Gulf States 3.600%, due
          06/01/08.........................     1,400,000      1,378,419
        FPL Group Capital, Inc. 7.625%, due
          09/15/06.........................       405,000        432,782
        Pacificorp 4.300%, due 09/15/08^...       250,000        252,694
        Pepco Holdings, Inc.
          6.450%, due 08/15/12.............        90,000         99,599
         7.450%, due 08/15/32..............       180,000        215,007
        PSEG Power LLC
          5.500%, due 12/01/15.............       420,000        428,892
         8.625%, due 04/15/31..............       245,000        326,301

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      ELECTRIC UTILITIES - CONTINUED
      TXU Energy Co.
        2.838%, due 01/17/06^
          (144A)(c)......................... $     800,000 $      802,435
      Progress Energy, Inc. 6.850%, due
        04/15/12............................       650,000        726,660
                                                           --------------
                                                                5,956,617
                                                           --------------
      ENERGY EQUIPMENT & SERVICES - 0.0%
      Peabody Energy Corp. 6.875%, due
        03/15/13 (144A).....................        70,000         76,125
                                                           --------------
      FINANCIALS - DIVERSIFIED - 1.3%
      American General Finance Corp.
        3.000%, due 11/15/06................       605,000        597,568
       4.500%, due 11/15/07.................       280,000        285,465
      CIT Group, Inc. 7.750%, due
        04/02/12............................     1,900,000      2,252,237
      Citigroup, Inc. 5.625%, due
        08/27/12............................     1,000,000      1,066,598
      Ford Motor Credit Co.
        7.375%, due 10/28/09................        60,000         64,786
       7.875%, due 06/15/10.................     1,070,000      1,180,196
       7.000%, due 10/01/13.................       470,000        499,079
      General Electric Capital Corp.
        5.450%, due 01/15/13................       375,000        396,443
       6.750%, due 03/15/32.................       165,000        193,775
      Goldman Sachs Group, Inc.
        2.430%, due 07/23/09^...............     6,700,000      6,730,800
       5.700%, due 09/01/12.................        55,000         58,392
       5.000%, due 10/01/14.................       525,000        525,260
       6.345%, due 02/15/34.................       395,000        412,707
      Heller Financial, Inc. 6.375%, due
        03/15/06............................       400,000        414,114
      ING Capital Funding Trust III 8.439%,
        due 12/31/49^.......................       200,000        239,755
      Mid-State Trust, - Class A 7.791%, due
        03/15/38............................       389,381        432,077
      Mizuho Financial Group, Inc.
        8.790%, due 12/29/49^
          (144A)(c).........................       390,000        442,065
       9.870%, due 12/31/49^
         (144A)(c)..........................       410,000        479,999
      Morgan Stanley Group, Inc. 5.300%,
        due 03/01/13........................       800,000        825,139
      Nisource Finance Corp. 6.150%, due
        03/01/13............................       475,000        515,754
      Prudential Holding, LLC 8.695%, due
        12/18/23 (144A)(c)..................       150,000        190,969
      Qwest Capital Funding, Inc.
        7.750%, due 08/15/06................       700,000        740,250
       7.250%, due 02/15/11.................       510,000        502,350

       -----------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       FINANCIALS - DIVERSIFIED - CONTINUED
       SLM Corp. 5.625%, due 04/10/07...... $     775,000 $      808,640
       Small Business Administration
         7.449%, due 08/01/10..............     1,346,674      1,454,656
        6.353%, due 03/01/11...............       245,175        258,308
        5.500%, due 10/01/18...............       200,796        208,741
       TRAINS HY-2004-1 8.211%, due
         08/01/15^(f) (144A)...............             1              1
                                                          --------------
                                                              21,776,124
                                                          --------------
       FOOD & DRUG RETAILING - 0.0%
       Safeway, Inc. 4.125%, due
         11/01/08..........................       480,000        477,599
                                                          --------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
       HCA, Inc. 5.250%, due 11/06/08......       450,000        453,011
       Tenet Healthcare Corp. 5.000%, due
         07/01/07..........................       100,000         98,500
                                                          --------------
                                                                 551,511
                                                          --------------
       HEALTH CARE PROVIDERS & SERVICES - 0.0%
       UnitedHealth Group, Inc. 3.300%, due
         01/30/08..........................       340,000        334,998
                                                          --------------
       HOTELS, RESTAURANTS & LEISURE - 0.0%
       Starwood Hotels & Resorts 7.375%,
         due 11/15/15......................        40,000         44,700
                                                          --------------
       HOUSEHOLD DURABLES - 0.1%
       Centex Corp. 5.700%, due
         05/15/14..........................       280,000        290,565
       D.R. Horton, Inc. 8.500%, due
         04/15/12..........................        60,000         67,200
       KB Home 5.750%, due 02/01/14........       430,000        427,850
       Pulte Homes, Inc. 5.250%, due
         01/15/14..........................       290,000        289,101
       Standard Pacific Corp. 6.875%, due
         05/15/11..........................        85,000         90,100
                                                          --------------
                                                               1,164,816
                                                          --------------
       INSURANCE - 0.0%
       Nationwide Financial Services, Inc.
         6.250%, due 11/15/11..............        55,000         60,049
        5.900%, due 07/01/12...............        60,000         63,454
                                                          --------------
                                                                 123,503
                                                          --------------
       MEDIA - 0.2%
       Clear Channel Communications, Inc.
         5.500%, due 09/15/14..............       300,000        301,720
       Comcast Cable Holdings 8.375%, due
         03/15/13..........................       506,000        624,911
       Comcast Corp. 7.050%, due
         03/15/33..........................        75,000         86,100
       Cox Communications, Inc. 4.625%,
         due 06/01/13......................       430,000        412,049
       Echostar DBS Corp. 6.375%, due
         10/01/11..........................        70,000         71,925

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       MEDIA - CONTINUED
       News America Holdings, Inc. 7.750%,
         due 01/20/24...................... $      25,000 $       29,726
       Time Warner Cos, Inc.
         9.150%, due 02/01/23..............       155,000        208,216
        8.375%, due 03/15/23...............       260,000        326,800
        7.625%, due 04/15/31...............       310,000        376,205
       News America Holdings, Inc. 8.250%,
         due 08/10/18......................       110,000        136,688
       Tele-Communications TCI Group
         7.875%, due 02/15/26..............       175,000        215,512
                                                          --------------
                                                               2,789,852
                                                          --------------
       OIL & GAS - 1.0%
       Duke Capital LLC
         6.250%, due 02/15/13..............       375,000        405,941
        8.000%, due 10/01/19...............        55,000         67,274
       El Paso Corp. 7.750%, due
         01/15/32..........................     2,875,000      2,767,188
       Husky Energy, Inc. 6.150%, due
         06/15/19..........................       215,000        230,083
       Kerr-McGee Corp. 6.950%, due
         07/01/24..........................       235,000        260,591
       Kinder Morgan Energy Partners
         7.400%, due 03/15/31..............       225,000        262,490
        7.750%, due 03/15/32...............       135,000        163,441
        7.300%, due 08/15/33...............        90,000        104,591
       Magellan Midstream Partners 5.650%,
         due 10/15/16......................       385,000        390,087
       Pemex Project Funding Master Trust
         7.375%, due 12/15/14..............     1,700,000      1,893,800
        8.625%, due 02/01/22...............     2,944,000      3,432,704
       PG&E Corp. 3.260%, due
         04/03/06^.........................     7,287,000      7,293,522
       Pioneer Natural Resource 5.875%, due
         07/15/16..........................       405,000        423,996
       Reliant Resource, Inc. 9.500%, due
         07/15/13..........................       120,000        136,950
       Transcontinental Gas Pipe Line Corp.
         8.875%, due 07/15/12 Series B.....        35,000         42,744
       Valero Energy Corp. 7.500%, due
         04/15/32..........................       225,000        272,264
       Williams Companies, Inc. (The)
         8.125%, due 03/15/12..............        35,000         40,600
                                                          --------------
                                                              18,188,266
                                                          --------------
       PAPER & FOREST PRODUCTS - 0.0%
       Georgia-Pacific Corp. 7.375%, due
         07/15/08..........................        15,000         16,387
       International Paper Co. 5.850%, due
         10/30/12..........................       115,000        122,728
                                                          --------------
                                                                 139,115
                                                          --------------
       PHARMACEUTICALS - 0.0%
       Wyeth 6.450%, due 02/01/24..........       160,000        170,650
                                                          --------------

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - MULTILINE - 0.0%
       Federated Department Stores, Inc.
         6.300%, due 04/01/09................ $      60,000 $      64,996
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
       Qwest Corp. 8.875%, due 03/15/12
         (144A)(c)...........................     1,720,000     1,995,200
       SBC Communications, Inc.
         4.125%, due 09/15/09................     4,000,000     3,996,924
        5.100%, due 09/15/14.................       380,000       384,261
        5.625%, due 06/15/16.................       455,000       471,029
        4.206%, due 06/05/21 (144A)(c).......     9,400,000     9,455,028
       Sprint Capital Corp.
         6.900%, due 05/01/19................       220,000       246,688
        8.750%, due 03/15/32.................       215,000       287,328
       Verizon Global Funding Corp. 7.375%,
         due 09/01/12........................       185,000       218,032
       Verizon New York, Inc.
         6.875%, due 04/01/12 Series A.......       325,000       365,333
        7.375%, due 04/01/32 Series B........       155,000       178,356
                                                            -------------
                                                               17,598,179
                                                            -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
       AT&T Wireless Services, Inc.
         7.875%, due 03/01/11................       260,000       306,823
        8.125%, due 05/01/12.................         5,000         6,053
        8.750%, due 03/01/31.................       245,000       331,345
       Nextel Communications, Inc. 7.375%,
         due 08/01/15........................        70,000        77,350
                                                            -------------
                                                                  721,571
                                                            -------------
       TRANSPORTATION - 0.0%
       Norfolk Southern Corp.
         7.800%, due 05/15/27................       175,000       219,840
        7.250%, due 02/15/31.................       125,000       150,441
       Union Pacific Corp. 6.625%, due
         02/01/29............................        50,000        55,715
                                                            -------------
                                                                  425,996
                                                            -------------
       Total Domestic Bonds & Debt Securities
       (Cost $223,335,446)                                    226,568,660
                                                            -------------
       FOREIGN BONDS & DEBT SECURITIES - 3.2%
       ARUBA - 0.0%
       UFJ Finance Aruba AEC 6.750%, due
         07/15/13............................       220,000       245,565
                                                            -------------
       BRAZIL - 0.7%
       Federal Republic of Brazil
         3.063%, due 04/15/06^...............     1,272,000     1,275,107
        11.500%, due 03/12/08................     1,440,000     1,697,040
        3.063%, due 04/15/09^................       508,262       504,420
        8.299%, due 06/29/09^................     1,000,000     1,178,750
        11.000%, due 01/11/12................     1,265,000     1,542,035
        3.125%, due 04/15/12^................     1,729,426     1,648,143
        8.000%, due 04/15/14.................     3,888,318     3,981,832
                                                            -------------
                                                               11,827,327
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      CANADA - 0.0%
      Abitibi-Consolidated, Inc. 6.000%, due
        06/20/13............................ $      15,000 $       14,381
      Rogers Wireless, Inc. 6.375%, due
        03/01/14............................       435,000        432,825
                                                           --------------
                                                                  447,206
                                                           --------------
      CAYMAN ISLANDS - 0.0%
      Hutchison Whampoa International Ltd.
        6.250%, due 01/24/14
          (144A)(c).........................       245,000        258,546
      Mizuho Finance 5.790%, due
        04/15/14 (144A)(c)..................       315,000        331,470
                                                           --------------
                                                                  590,016
                                                           --------------
      COLUMBIA - 0.0%
      Republic of Columbia 9.750%, due
        04/09/11............................       398,264        459,994
                                                           --------------
      FRANCE - 0.1%
      AXA S.A. 8.600%, due 12/15/30.........        60,000         79,039
      France Telecom S.A.,
        7.750%, due 03/01/11................       400,000        477,749
       8.500%, due 03/01/31.................       165,000        224,334
                                                           --------------
                                                                  781,122
                                                           --------------
      HONG KONG - 0.2%
      Hong Kong Goverment 5.125%, due
        08/01/14 (144A)(c)..................     4,000,000      4,124,404
                                                           --------------
      ITALY - 0.1%
      Telecom Italia Capital
        4.000%, due 11/15/08................       270,000        269,206
       4.000%, due 01/15/10
         (144A)(c)..........................       510,000        500,611
                                                           --------------
                                                                  769,817
                                                           --------------
      KOREA - 0.1%
      Industrial Bank of Korea 4.000%, due
        05/19/14 (144A)(c)..................       335,000        328,053
      Korea First Bank 7.267%, due
        03/03/34^ (144A)(c).................       240,000        267,668
      Woori Bank Korea 5.750%, due
        03/13/14^ (144A)(b).................       305,000        320,015
                                                           --------------
                                                                  915,736
                                                           --------------
      MEXICO - 0.6%
      United Mexican States
        6.375%, due 01/16/13................     1,185,000      1,264,988
       6.625%, due 03/03/15.................       705,000        758,933
       11.500%, due 05/15/26................       130,000        199,225
       8.300%, due 08/15/31.................     5,925,000      6,958,912
      United Mexican States, Series A
        8.000%, due 09/24/22................     1,500,000      1,734,000
                                                           --------------
                                                               10,916,058
                                                           --------------

        ----------------------------------------------------------------
        SECURITY                                PAR           VALUE
        DESCRIPTION                            AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        NETHERLANDS - 0.0%
        Deutsche Telekom Finance
          5.250%, due 07/22/13............. $     425,000 $      437,908
         8.250%, due 06/15/30..............        50,000         66,220
                                                          --------------
                                                                 504,128
                                                          --------------
        NORWAY - 0.0%
        Den Norske Bank 7.729%, due
          06/29/49^ (144A)(b)..............       115,000        133,284
                                                          --------------
        PANAMA - 0.1%
        Republic of Panama
          8.250%, due 04/22/08.............       750,000        836,250
         9.625%, due 02/08/11..............       410,000        485,850
         9.375%, due 01/16/23..............       500,000        580,000
                                                          --------------
                                                               1,902,100
                                                          --------------
        PERU - 0.3%
        Republic of Peru
          9.125%, due 01/15/08.............     2,600,000      2,970,500
         9.125%, due 02/21/12..............     1,660,000      1,942,200
         9.875%, due 02/06/15..............       400,000        492,000
                                                          --------------
                                                               5,404,700
                                                          --------------
        RUSSIA - 0.8%
        Morgan Stanley (Gazprom) 9.625%,
          due 03/01/13 (144A)(c)...........       130,000        154,050
        Republic of Ukraine, Series AI
          11.000%, due 03/15/07............     3,210,758      3,456,221
        Russian Federation
          8.750%, due 07/24/05.............     3,295,000      3,390,225
         8.250%, due 03/31/10 (144A).......       240,000        266,040
         11.000%, due 07/24/18.............       100,000        140,405
         1.000%, due 03/31/30++............     6,585,000      6,775,965
                                                          --------------
                                                              14,182,906
                                                          --------------
        SINGAPORE - 0.0%
        United Overseas Bank, Ltd. 5.375%,
          due 09/03/19 (144A)(c)...........       470,000        477,685
                                                          --------------
        SWEDEN - 0.1%
        Skandinaviska Enskilda Banken
          4.958%, due 03/29/49^
            (144A)(b)......................       415,000        408,866
        Swedbank Foreningssparbanken
          9.000%, due 12/29/49^
            (144A)(b)......................       180,000        216,257
                                                          --------------
                                                                 625,123
                                                          --------------
        UNITED KINGDOM - 0.1%
        BP Capital Markets Plc 2.750%, due
          12/29/06.........................       380,000        376,291
        British Telecom Plc 8.125%, due
          12/15/10.........................       190,000        228,438
        HBOS Capital Funding LP 6.071%, due
          06/30/49 (144A)(c)...............        45,000         48,317

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                  PAR           VALUE
       DESCRIPTION                              AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       UNITED KINGDOM - CONTINUED
       HBOS Plc 5.375%, due 12/29/49
         (144A)(c).......................... $     285,000 $      292,723
       HBOS Treasury Services Plc 3.600%,
         due 08/15/07 (144A)(c).............       425,000        425,503
       Standard Chartered Bank 8.000%, due
         05/30/31 (144A)(b).................       235,000        300,036
                                                           --------------
                                                                1,671,308
                                                           --------------
       Total Foreign Bonds & Debt Securities
       (Cost $52,728,452)                                      55,978,479
                                                           --------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 57.4%
       Federal Home Loan Bank 5.500%, due
         09/01/19...........................     6,428,960      6,646,528
       Federal Home Loan Mortgage Corp.
         5.500%, due 07/01/07...............       756,349        775,387
        7.000%, due 07/01/07................            86             92
        4.500%, due 10/01/07................     4,500,078      4,556,912
        6.500%, due 05/15/08................       429,139        430,935
        7.000%, due 09/01/10................        23,103         24,502
        6.500%, due 04/01/11................       157,712        167,231
        6.000%, due 05/01/11................       220,349        231,288
        5.750%, due 01/15/12................     4,250,000      4,636,763
        2.750%, due 02/15/12................     8,991,000      8,955,522
        4.000%, due 12/15/12................       358,467        359,007
        5.500%, due 05/01/14................       118,690        122,928
        6.000%, due 06/01/14................       150,942        158,320
        6.000%, due 10/01/14................        34,376         36,056
        6.000%, due 03/01/15................         5,061          5,309
        5.500%, due 04/01/16................       100,218        103,706
        5.000%, due 09/15/16................     2,643,693      2,688,055
        3.500%, due 03/15/17................    18,699,000     18,673,956
        4.500%, due 02/15/18................     8,454,389      8,473,764
        5.000%, due 06/15/18................    11,519,422     11,604,666
        6.500%, due 02/15/19................     1,798,934      1,817,131
        6.000%, due 01/15/20................       701,068        702,305
        6.000%, due 03/01/21................     1,204,503      1,253,256
        6.000%, due 01/01/22................     3,891,479      4,048,988
        6.000%, due 10/01/22................    13,374,543     13,916,072
        6.000%, due 10/15/22................       514,497        517,043
        6.500%, due 10/15/22................       756,473        759,087
        6.000%, due 12/01/22................       738,380        768,276
        6.000%, due 02/01/23................     1,491,248      1,551,628
        5.500%, due 03/01/23................     3,454,531      3,535,257
        6.000%, due 04/01/23................       606,656        630,751
        3.630%, due 11/15/23^...............     1,785,916      1,841,821
        6.500%, due 01/15/24................       145,000        154,621
        4.440%, due 01/01/29^...............     5,155,926      5,324,093
        3.000%, due 05/15/29^...............     1,247,031      1,253,934
        6.500%, due 06/01/29................         5,838          6,136
        6.000%, due 12/15/29................     2,048,478      2,062,778

         -------------------------------------------------------------
         SECURITY                             PAR           VALUE
         DESCRIPTION                         AMOUNT        (NOTE 2)
         -------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
          5.952%, due 11/01/31^.......... $     525,512 $      536,853
          3.500%, due 07/15/32...........     1,016,906      1,006,420
          5.205%, due 08/01/32^..........     4,990,128      5,089,219
          2.650%, due 07/15/34^..........     1,499,488      1,503,109
          7.500%, due 10/25/43...........     3,216,930      3,458,805
          5.000%, due TBA(a).............    15,000,000     14,896,875
          5.500%, due TBA(a).............    59,500,000     60,448,311
                                                        --------------
                                                           189,087,168
                                                        --------------
         Federal National Mortgage Assoc.
           6.090%, due 10/01/08..........       481,948        511,840
          6.000%, due 11/01/08...........        35,419         36,896
          6.500%, due 03/01/09...........         7,161          7,402
          5.500%, due 11/01/10...........       417,532        426,795
          7.000%, due 04/01/11...........       115,283        122,301
          7.000%, due 05/01/11...........        55,293         58,455
          5.500%, due 02/01/12...........         9,442          9,787
          5.500%, due 07/01/13...........       102,574        106,332
          8.000%, due 11/01/13...........        66,683         70,292
          6.500%, due 12/01/13...........        38,719         41,107
          5.500%, due 01/01/14...........        97,169        100,680
          5.000%, due 04/25/14...........    27,718,823     27,947,958
          8.000%, due 08/01/14...........        19,452         20,110
          5.500%, due 10/01/14...........       171,532        177,804
          5.500%, due 03/01/16...........       266,044        275,658
          6.500%, due 04/01/16...........       418,429        443,918
          4.808%, due 06/01/16^..........       193,078        204,839
          6.500%, due 07/01/16...........       521,662        553,439
          6.500%, due 08/01/16...........        29,677         31,485
          6.000%, due 09/01/16...........       140,823        147,701
          6.500%, due 09/01/16...........       184,090        195,304
          6.500%, due 10/01/16...........       385,840        409,344
          5.500%, due 11/01/16...........        16,820         17,416
          5.500%, due 02/01/17...........     1,528,327      1,582,321
          6.500%, due 02/01/17...........       227,143        240,979
          6.000%, due 03/01/17...........       431,949        453,022
          6.000%, due 04/01/17...........       159,264        167,034
          3.500%, due 04/25/17...........     6,040,292      6,031,235
          5.500%, due 05/01/17...........       360,897        373,496
          6.000%, due 05/01/17...........       191,086        200,408
          6.000%, due 06/01/17...........       168,654        176,882
          6.000%, due 07/01/17...........       309,876        324,993
          6.500%, due 07/01/17...........       243,424        258,252
          6.000%, due 08/01/17...........       135,076        141,665
          6.500%, due 10/01/17...........        85,532         90,742
          5.500%, due 11/01/17...........     6,548,245      6,776,847
          5.500%, due 05/01/18...........        56,785         58,753
          6.000%, due 12/01/18...........       119,020        124,200
          5.000%, due 02/01/19...........       188,519        191,776
          5.500%, due 08/01/19...........     4,923,079      5,092,762

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                PAR           VALUE
        DESCRIPTION                            AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         5.500%, due 10/01/19.............. $      78,061 $       80,752
         6.000%, due 06/01/22..............    11,184,118     11,647,309
         6.000%, due 09/01/22..............     3,233,246      3,367,159
         6.000%, due 10/01/22..............     2,036,424      2,120,762
         6.000%, due 01/01/23..............     3,509,457      3,654,801
         5.500%, due 06/01/23..............     4,470,764      4,574,830
         8.000%, due 10/01/25..............        14,923         16,244
         3.760%, due 10/01/28^.............     1,063,949      1,102,693
         6.000%, due 06/01/29..............       104,742        108,580
         5.750%, due 06/25/29..............       148,722        148,677
         7.500%, due 09/01/30..............         4,135          4,432
         6.000%, due 12/25/30..............     4,358,427      4,367,843
         6.777%, due 02/01/31^.............     2,541,981      2,589,888
         4.451%, due 09/01/31^.............       594,563        615,328
         2.810%, due 09/18/31^.............     3,625,017      3,647,270
         3.320%, due 04/25/32^.............     1,432,173      1,456,316
         5.573%, due 07/01/32^.............       606,450        614,622
         5.547%, due 09/01/32^.............     1,820,836      1,847,613
         4.826%, due 11/01/32^.............     2,514,243      2,546,059
         5.500%, due 03/01/33..............        66,298         67,385
         5.500%, due 08/01/33..............       870,349        884,617
         5.000%, due 03/01/34..............       788,188        783,322
         5.000%, due 04/01/34..............     2,028,847      2,014,632
         2.530%, due 05/25/34^.............     4,398,567      4,386,897
         5.500%, due 07/01/34..............       959,369        974,833
         5.004%, due 09/01/34^.............    13,193,925     13,398,167
         5.066%, due 09/01/34^.............       935,101        937,627
         5.000%, due 11/01/34..............       498,254        494,763
         4.838%, due 12/01/34^.............     8,799,106      8,932,121
         4.862%, due 12/01/34^.............    24,363,468     24,741,419
         4.808%, due 12/01/36^.............     2,748,421      2,795,036
         2.877%, due 08/01/41^.............    16,685,726     16,768,373
         5.000%, due TBA(a)................    91,700,000     91,779,265
         5.500%, due TBA(a)................    75,200,000     76,505,533
         6.000%, due TBA(a)................    12,100,000     12,512,150
                                                          --------------
                                                             356,689,548
                                                          --------------
        Federal National Mortgage Assoc.,
          REMIC 6.250%, due 10/25/22.......       848,111        850,590
                                                          --------------
        Government National Mortgage Assoc.
          8.250%, due 02/15/09.............        33,107         34,825
         6.000%, due 04/15/14..............       109,677        115,749
         3.375%, due 02/20/22^.............        72,204         73,258
         3.375%, due 04/20/22^.............        10,406         10,581
         3.375%, due 01/20/23^.............       150,734        152,430
         7.000%, due 10/15/23..............        94,195        100,665
         7.500%, due 01/15/26..............        70,643         76,104
         4.625%, due 01/20/26^.............       100,063        101,939
         3.375%, due 02/20/26^.............        80,404         81,759

       -----------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        3.375%, due 05/20/26^.............. $     126,867 $      128,672
        4.625%, due 11/20/26^..............        46,311         47,304
        3.375%, due 01/20/27^..............        44,202         44,748
        3.375%, due 02/20/27^..............        44,578         45,111
        3.375%, due 06/20/27^..............        48,744         49,665
        3.750%, due 08/20/27^..............       363,605        368,970
        3.500%, due 09/20/27^..............       198,259        201,080
        4.500%, due 11/20/27^..............       129,574        129,868
        4.625%, due 11/20/27^..............       190,620        195,056
        3.250%, due 02/20/28^..............       111,384        112,245
        3.250%, due 03/20/28^..............       107,880        108,715
        3.375%, due 05/20/28^..............        53,948         54,994
        6.000%, due 09/16/28...............     2,582,628      2,603,181
        3.500%, due 10/20/28^..............       120,521        122,179
        3.375%, due 04/20/29^..............       129,129        130,812
        3.875%, due 04/20/29^..............       242,025        246,157
        3.375%, due 05/20/29^..............       136,550        138,689
        3.500%, due 07/20/29^..............       142,966        145,098
        3.500%, due 08/20/29^..............       123,755        126,060
        3.500%, due 09/20/29^..............       271,892        276,579
        4.000%, due 10/20/29^..............        97,307         99,334
        3.250%, due 01/20/30^..............       466,660        472,496
        3.375%, due 04/20/30^..............       335,842        342,065
        3.375%, due 05/20/30^..............       442,711        451,008
        3.375%, due 06/20/30^..............       178,024        181,395
        4.500%, due 10/20/30^..............        32,325         32,516
        3.500%, due 11/20/30^..............       570,481        581,173
        4.500%, due 11/20/30^..............        34,171         34,374
        4.500%, due 12/20/30^..............        13,059         13,136
        7.500%, due 04/15/31...............     6,368,108      7,163,016
        3.375%, due 04/20/31^..............       396,672        403,157
        3.500%, due 08/20/31^..............        63,096         64,112
        3.500%, due 10/20/31^..............        23,318         24,067
        5.500%, due 11/20/31...............       267,610        267,867
        2.750%, due 03/20/32^..............        10,040         10,087
        3.375%, due 04/20/32^..............        37,419         38,037
        3.500%, due 04/20/32^..............       119,251        120,795
        3.375%, due 05/20/32^..............       509,836        516,815
        4.000%, due 07/20/32^..............        93,725         94,850
        3.000%, due 03/20/33^..............       122,564        122,793
        3.500%, due 09/20/33^..............     1,076,049      1,088,153
        6.000%, due TBA(a).................     4,000,000      4,145,000
                                                          --------------
                                                              22,288,739
                                                          --------------
       Government National Mortgage Assoc.,
         REMIC
         2.910%, due 02/16/30^.............       106,728        107,509
        2.710%, due 01/16/31^..............       500,030        501,845
                                                          --------------
                                                                 609,354
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                            SHARES/PAR       VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ---------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        U.S. Treasury Bond
          8.875%, due 02/15/19............ $     435,000 $      625,942
         7.875%, due 02/15/21.............     1,000,000      1,351,407
         6.125%, due 11/15/27.............       875,000      1,022,213
         5.250%, due 02/15/29.............       220,000        230,845
         5.375%, due 02/15/31.............     3,565,000      3,856,050
        U.S. Treasury Inflation Index Note
          3.625%, due 01/15/08............       313,082        341,125
         3.875%, due 01/15/09.............    58,657,032     65,762,334
         4.250%, due 01/15/10.............     8,168,112      9,477,248
         3.500%, due 01/15/11.............       438,664        498,329
                                                         --------------
                                                             76,079,036
                                                         --------------
        U.S. Treasury Note
          1.625%, due 04/30/05............    21,400,000     21,354,033
         1.250%, due 05/31/05.............    47,000,000     46,790,709
         2.750%, due 07/31/06.............    24,500,000     24,428,239
         2.500%, due 10/31/06.............    13,000,000     12,882,701
         3.875%, due 05/15/09.............       550,000        558,272
         4.000%, due 06/15/09.............     1,360,000      1,386,297
         3.375%, due 10/15/09.............   122,010,000    120,847,123
         3.500%, due 11/15/09.............     5,750,000      5,724,849
         3.500%, due 12/15/09.............    28,800,000     28,669,507
         0.875%, due 04/15/10.............    44,834,195     44,412,126
         5.000%, due 08/15/11.............       200,000        212,977
         1.875%, due 07/15/13.............    22,758,919     23,418,586
         2.000%, due 07/15/14.............     8,505,672      8,778,126
         4.250%, due 11/15/14.............     7,745,000      7,767,693
                                                         --------------
        Total U.S. Government & Agency Obligations
        (Cost $1,005,439,990)                             1,006,568,658
                                                         --------------
        PREFERRED STOCK - 0.5%
        Federal National Mortgage Assoc.
          7.00%*^.........................       144,321      8,181,197
        Home Ownership Funding 13.331%/
          1.000%++ (144A)(c)..............         2,500        953,827
                                                         --------------
        Total Preferred Stock
        (Cost $8,227,050)                                     9,135,024
                                                         --------------
        RIGHTS - 0.0%
        FOREIGN GOVERNMENT - 0.0%
        United Mexican States
          1.000%, due 06/30/05............     1,500,000         21,375
         1.000%, due 06/30/06.............     1,500,000         36,000
                                                         --------------
        Total Rights (Cost $0)                                   57,375
                                                         --------------
        WARRANTS - 0.0%
        FOREIGN GOVERNMENT - 0.0%
        United Mexican States
          0.000%, due 06/01/07(e)
          (Cost $0).......................     1,500,000         32,100
                                                         --------------

         -------------------------------------------------------------
         SECURITY                             PAR           VALUE
         DESCRIPTION                         AMOUNT        (NOTE 2)
         -------------------------------------------------------------

         OPTIONS - 0.0%
         Eurodollar Put Expire 06/13/2005 $     675,000 $            0
         Eurodollar Put Expire 03/14/2005     1,225,000              0
         Eurodollar Put Expire 06/13/2005     1,350,000              0
                                                        --------------
         Total Options (Cost $16,375)                                0
                                                        --------------

         SHORT-TERM INVESTMENTS - 44.1%
         U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 32.4%
         Federal Home Loan Bank
           2.100%, due 01/03/05+.........   181,200,000    181,189,801
          1.955%, due 01/14/05+..........     9,300,000      9,293,451
         Federal Home Loan Mortgage Corp.
           1.938%, due 01/11/05+.........    14,400,000     14,392,160
          1.930%, due 01/24/05+..........     8,600,000      8,589,396
          1.985%, due 01/25/05+..........    39,700,000     39,647,499
          2.160%, due 02/08/05+..........       800,000        798,176
          2.190%, due 02/15/05+..........    23,800,000     23,734,848
          2.255%, due 02/22/05+..........    13,300,000     13,256,679
          2.100%, due 03/01/05+..........    32,500,000     32,377,623
          2.110%, due 03/01/05+..........    29,000,000     28,899,717
          1.890%, due 03/07/05+..........     3,400,000      3,386,924
          2.183%, due 03/08/05+..........     2,300,000      2,290,238
          2.260%, due 03/14/05+..........     1,000,000        995,480
          2.233%, due 03/15/05+..........       100,000         99,547
         Federal National Mortgage Assoc.
           1.975%, due 01/12/05+.........       800,000        799,516
          1.990%, due 01/19/05+..........    28,800,000     28,771,344
          1.986%, due 01/26/05+..........       100,000         99,857
          2.000%, due 01/26/05+..........     7,700,000      7,689,305
          2.073%, due 02/02/05+..........       200,000        199,618
          2.075%, due 02/02/05+..........     3,800,000      3,792,957
          2.175%, due 02/09/05+..........     3,400,000      3,391,970
          2.197%, due 02/16/05+..........       900,000        897,441
          2.210%, due 02/16/05+..........    27,600,000     27,521,522
          2.203%, due 02/23/05+..........     7,500,000      7,474,778
          2.221%, due 02/23/05+..........    11,600,000     11,561,404
          2.248%, due 03/02/05+..........    30,500,000     30,382,459
          2.299%, due 03/02/05+..........    24,000,000     23,907,831
          2.230%, due 03/15/05+..........       300,000        298,643
          2.390%, due 03/16/05+..........    17,400,000     17,314,510
          2.430%, due 03/23/05+..........     9,400,000      9,348,394
         U.S. Treasury Bill
           0.010%, due 03/03/05+.........       500,000        498,312
          2.175%, due 03/03/05+..........       280,000        278,968
          0.010%, due 03/17/05+..........    11,270,000     11,222,396
          0.010%, due 04/21/05+..........    10,000,000      9,930,400
          0.010%, due 05/05/05+..........    13,000,000     12,895,363
                                                        --------------
                                                           567,228,527
                                                        --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       COMMERCIAL PAPER - 10.4%
       Associates Corp. of North America
         6.200%, due 05/16/05................ $     500,000 $     506,221
       Atlantis One Funding Corp. 1.870%, due
         02/01/05............................     2,000,000     1,996,823
       Bank of America NA 2.440%, due
         03/28/05............................    43,100,000    43,100,000
       CAFCO LLC 1.990%, due 01/10/05........     2,000,000     1,999,024
       CC USA, Inc. 1.920%, due 01/14/05.....     2,000,000     1,998,638
       Citibank N.A. 2.030%, due 01/24/05....    14,900,000    14,900,000
       CRC Funding LLC 1.990%, due 01/10/05
         (144A)..............................     2,000,000     1,999,024
       CXC, Inc. 1.990%, due 01/07/05
         (144A)..............................     2,000,000     1,999,350
       DNB Nor Bank ASA 2.205%, due
         02/11/05............................     2,000,000     1,995,037
       Ford Motor Co. 2.520%, due
         04/08/05............................       400,000       397,284
       Galaxy Funding, Inc. 2.060%, due
         01/27/05 (144A).....................     2,000,000     1,997,068
       General Electric Capital Corp.
         2.320%, due 02/24/05................    37,900,000    37,768,108
        2.340%, due 03/01/05.................       300,000       298,850
       General Motors Acceptance Corp.
         2.404%, due 03/22/05................     6,700,000     6,664,207
        2.495%, due 04/05/05.................       700,000       695,440
       Grampian Funding LLC 2.060%, due
         01/28/05............................     2,000,000     1,996,954
       Greyhawk Capital Corp. 2.430%, due
         05/17/05............................     2,000,000     1,981,743
       Irish Permanent Treasure Plc 2.450%,
         due 05/19/05........................     2,000,000     1,981,320
       Newport Funding Corp. 2.060%, due
         01/24/05............................     2,000,000     1,997,408
       Skandinaviska Enskilda Banken
         2.040%, due 01/27/05................     3,900,000     3,894,254
       Spintab Swedmortgage 2.210%, due
         02/10/05............................     2,000,000     1,995,148
       UBS Finance, Inc.
         2.180%, due 01/03/05................    47,900,000    47,894,199
        1.930%, due 01/24/05.................       800,000       799,013
       Deutsche Telekom Finance 8.250%, due
         06/15/05............................       600,000       614,050
                                                            -------------
                                                              181,469,163
                                                            -------------

         -------------------------------------------------------------
         SECURITY                            PAR           VALUE
         DESCRIPTION                        AMOUNT        (NOTE 2)
         -------------------------------------------------------------

         REPURCHASE AGREEMENT - 1.3%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           12/31/04 at 1.250% to be
           repurchased at $23,634,462 on
           01/03/05 collateralized by
           $23,955,000 FNMA 1.875% due
           02/15/05 with a value of
           $24,108,767.................. $  23,632,000 $   23,632,000
                                                       --------------
         Total Short-Term Investments
         (Cost $772,380,906)                              772,329,690
                                                       --------------

         TOTAL INVESTMENTS - 121.1%
         (Cost $2,114,376,710)                          2,123,771,789

         Other Assets and Liabilities (net) - (21.1%)    (370,709,978)
                                                       --------------

         TOTAL NET ASSETS - 100.0%                     $1,753,061,811
                                                       ==============

PORTFOLIO FOOTNOTES:

^ Variable or floating rate security. The stated rate represents the rate at December 31, 2004.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++Security is a "step-up" bond where coupon increase or step up at a predetermined date. Rate shown are current coupon and next coupon rate when security step up.

(a)Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b)Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the portfolio's adviser. These securities represent in the aggregate 0.27% of net assets.

(c)Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d)Security is in default.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


(e) Illiquid securities representing in the aggregate 0.00% of net assets.

(f) A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

AMBAC - Ambac Indemnity Corporation

FGIC - Financial Guaranty Insurance Corporation

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

REMIC - Real Estate Mortgage Investment Conduit

FNMA - Federal National Mortgage Association

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2004 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        81.74%
                 AA                                       2.17
                 A                                       11.05
                 BBB                                      2.97
                 BB                                       1.68
                 B                                        0.26
                 Below B                                  0.13
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                         STRIKE   NUMBER OF
        PUT OPTIONS           EXPIRATION PRICE    CONTRACTS     VALUE
        ----------------------------------------------------------------
        U.S. Treasury Note
          10 Year Future..... 02/18/2005 $109.00        (211) $ (36,266)
        OTC 3 Month LIBOR
          Interest Rate
          Swap............... 01/07/2005    6.65 (51,800,000)        (1)
        OTC 3 Month LIBOR
          Interest Rate
          Swap............... 01/07/2005    7.00 (11,200,000)        (0)
        OTC 3 Month LIBOR
          Interest Rate
          Swap............... 01/31/2005    4.60 (29,500,000)   (44,988)
        OTC 3 Month LIBOR
          Interest Rate
          Swap............... 09/23/2005    6.00 (19,900,000)   (44,317)
        OTC 3 Month LIBOR
          Interest Rate Swap
          (Written Option
          Premium $2,317,884) 09/23/2005    7.00 (23,200,000)    (7,656)
                                                              ---------
                                                              $(133,228)
                                                              =========

                                         STRIKE   NUMBER OF
        CALL OPTIONS          EXPIRATION PRICE    CONTRACTS     VALUE
        ----------------------------------------------------------------
        U.S. Treasury Note
          10 Year Future..... 02/18/2005 $114.00        (297) $ (69,609)
        OTC 3 Month LIBOR
          Interest Rate
          Swap............... 01/07/2005    4.00 (11,200,000)      (168)
        OTC 3 Month LIBOR
          Interest Rate
          Swap............... 01/31/2005    3.90 (29,500,000)    (5,871)
        OTC 3 Month LIBOR
          Interest Rate Swap
          (Written Option
          Premium $2,243,721) 09/23/2005    4.00 (95,300,000)  (672,437)
                                                              ---------
                                                              $(748,085)
                                                              =========

                            INTEREST
      SECURITIES SOLD SHORT   RATE    MATURITY    PROCEEDS      VALUE
      -------------------------------------------------------------------
       U.S. Treasury Note..   3.25%  08/15/2007 $ 28,974,688 $ 29,052,113
       U.S. Treasury Note..   3.00%  11/15/2007   29,811,367   29,824,230
       U.S. Treasury Note..   4.00%  11/15/2012   27,305,705   27,662,134
       U.S. Treasury Note..   3.88%  02/15/2013    7,235,940    7,204,764
       U.S. Treasury Note..   3.63%  05/15/2013   63,212,098   62,909,906
       U.S. Treasury Note..   4.75%  05/15/2014   26,084,091   26,060,550
       U.S. Treasury Note..   4.25%  08/15/2014   35,789,926   35,690,424
                                                ------------ ------------
                                                $218,413,815 $218,404,121
                                                ============ ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      ----------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      ----------------------------------------------------------------------

      CONVERTIBLE BONDS - 0.0%
      AEROSPACE & DEFENSE - 0.0%
      Timco Aviation Services, Inc.,
        8.000%, due 01/02/07(a) (Cost $71)...........    646 $          0
                                                             ------------

      COMMON STOCKS - 99.3%
      AEROSPACE & DEFENSE - 0.6%
      United Defense Industries, Inc.*...............  6,420      303,345
                                                             ------------
      AIRLINES - 0.3%
      ExpressJet Holdings, Inc.*..................... 11,600      149,408
                                                             ------------
      AUTO COMPONENTS - 2.5%
      Cooper Tire & Rubber Co........................ 41,300      890,015
      Tenneco Automotive, Inc.*...................... 21,900      377,556
                                                             ------------
                                                                1,267,571
                                                             ------------
      AUTOMOBILES - 3.9%
      American Axle & Manufacturing Holdings, Inc.... 10,150      311,199
      Autoliv, Inc................................... 22,500    1,086,750
      Monaco Coach Corp.(b).......................... 13,000      267,410
      Winnebago Industries, Inc.(b)..................  8,000      312,480
                                                             ------------
                                                                1,977,839
                                                             ------------
      BANKS - 5.2%
      Commerce Bancorp, Inc.(b)......................  6,337      408,103
      Compass Bancshares, Inc........................ 11,951      581,655
      Flagstar Bancorp, Inc.(b)......................  9,200      207,920
      IndyMac Bancorp, Inc...........................  4,300      148,135
      Providian Financial Corp.*..................... 53,113      874,771
      R&G Financial Corp. - Class B.................. 11,500      447,120
                                                             ------------
                                                                2,667,704
                                                             ------------
      BIOTECHNOLOGY - 1.4%
      Charles River Laboratories International, Inc.* 13,300      611,933
      Neurocrine Biosciences, Inc.*..................  1,945       95,888
                                                             ------------
                                                                  707,821
                                                             ------------
      BUILDING PRODUCTS - 0.5%
      Louisiana-Pacific Corp......................... 10,300      275,422
                                                             ------------
      CHEMICALS - 0.3%
      Macdermid, Inc.................................  4,500      162,450
                                                             ------------
      COMMERCIAL SERVICES & SUPPLIES - 3.4%
      Administaff, Inc.*............................. 25,200      317,772
      Brink's Co. (The).............................. 16,200      640,224
      Rent-A-Center, Inc.*........................... 29,850      791,025
                                                             ------------
                                                                1,749,021
                                                             ------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 0.9%
      Commonwealth Telephone Enterprises, Inc.*......  2,006       99,618
      West Corp.*(b)................................. 10,136      335,603
                                                             ------------
                                                                  435,221
                                                             ------------

         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         COMPUTERS & PERIPHERALS - 2.7%
         SanDisk Corp.*(b)........................ 21,000 $    524,370
         Storage Technology Corp.*................ 26,351      832,955
                                                          ------------
                                                             1,357,325
                                                          ------------
         CONSTRUCTION & ENGINEERING - 3.1%
         NVR, Inc.*...............................  2,062    1,586,503
                                                          ------------
         CONSTRUCTION MATERIALS - 1.4%
         Eagle Materials, Inc.(b).................  8,000      690,800
                                                          ------------
         ELECTRIC SERVICES - 1.7%
         Alliant Energy Corp......................  7,300      208,780
         OGE Energy Corp..........................  5,225      138,515
         Puget Energy, Inc........................ 21,364      527,691
                                                          ------------
                                                               874,986
                                                          ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
         Belden CDT, Inc.(b)......................  8,289      192,305
         Checkpoint Systems, Inc.*................ 20,900      377,245
                                                          ------------
                                                               569,550
                                                          ------------
         ENERGY EQUIPMENT & SERVICES - 1.3%
         Energen Corp............................. 11,000      648,450
                                                          ------------
         FINANCIAL SERVICES - 5.7%
         Accredited Home Lenders Holding Co.*.....  7,500      372,600
         Affiliated Managers Group, Inc.*(b)......  5,200      352,248
         American Capital Strategies, Ltd......... 15,000      500,250
         CompuCredit Corp.*.......................  9,000      246,060
         Delphi Financial Group, Inc..............  3,150      145,372
         Doral Financial Corp.....................  8,071      397,497
         Eaton Vance Corp.........................  5,538      288,807
         Firstfed Financial Corp.*................  7,200      373,464
         Student Loan Corp........................  1,200      220,800
                                                          ------------
                                                             2,897,098
                                                          ------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
         American Medical Systems Holdings, Inc.*.  8,400      351,204
         EPIX Pharmaceuticals, Inc.*(b)...........  4,900       87,759
         Respironics, Inc.*.......................  6,100      331,596
         Sybron Dental Specialties, Inc.*.........    565       19,990
                                                          ------------
                                                               790,549
                                                          ------------
         HEALTH CARE PROVIDERS & SERVICES - 4.4%
         Health Net, Inc.*........................ 27,300      788,151
         Lincare Holdings, Inc.*..................  7,800      332,670
         Manor Care, Inc.......................... 28,800    1,020,384
         Shopko Stores, Inc.*(b)..................  4,900       91,532
                                                          ------------
                                                             2,232,737
                                                          ------------
         HOUSEHOLD DURABLES - 1.2%
         Whirlpool Corp...........................  8,776      607,387
                                                          ------------
         INSURANCE - 7.6%
         IPC Holdings, Ltd........................  9,169      398,943
         PMI Group, Inc........................... 14,741      615,437

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          INSURANCE - CONTINUED
          Radian Group, Inc....................... 12,000 $    638,880
          RenaissanceRe Holdings, Ltd............. 20,420    1,063,473
          StanCorp Financial Group, Inc...........  2,100      173,250
          Stewart Information Services Corp.......  7,437      309,751
          W.R. Berkley Corp....................... 11,686      551,229
          WellChoice, Inc.*.......................  2,100      112,140
                                                          ------------
                                                             3,863,103
                                                          ------------
          INTERNET SOFTWARE & SERVICES - 4.6%
          Acxiom Corp............................. 21,000      552,300
          EarthLink, Inc.*........................ 28,640      329,933
          Sabre Holdings Corp. - Class A.......... 33,900      751,224
          United Online, Inc.*(b)................. 61,600      710,248
                                                          ------------
                                                             2,343,705
                                                          ------------
          LEISURE EQUIPMENT & PRODUCTS - 1.6%
          Hasbro, Inc............................. 41,900      812,022
                                                          ------------
          MACHINERY - 5.9%
          Albany International Corp. - Class A....  9,588      337,114
          Flowserve Corp.*........................ 25,700      707,778
          Manitowoc Co., Inc. (The)............... 10,000      376,500
          Terex Corp.*............................ 32,791    1,562,491
                                                          ------------
                                                             2,983,883
                                                          ------------
          MEDIA - 1.0%
          Movie Gallery, Inc.(b).................. 26,651      508,235
                                                          ------------
          METALS & MINING - 1.1%
          Carpenter Technology Corp...............  9,200      537,832
          Mueller Industries, Inc.................  1,300       41,860
                                                          ------------
                                                               579,692
                                                          ------------
          OIL & GAS - 8.3%
          Cabot Oil & Gas Corp.................... 16,387      725,125
          Denbury Resource, Inc.*................. 36,500    1,001,925
          Georgia Gulf Corp....................... 22,634    1,127,173
          Giant Industries, Inc.*(b).............. 10,200      270,402
          Meridian Resource Corp. (The)*(b)....... 38,600      233,530
          Noble Energy, Inc.(b)...................  5,372      331,237
          Vintage Petroleum, Inc.................. 20,500      465,145
          WGL Holdings, Inc.......................  2,800       86,352
                                                          ------------
                                                             4,240,889
                                                          ------------
          PHARMACEUTICALS - 1.1%
          Andrx Corp.*............................ 20,200      440,966
          Connetics Corp.*(b).....................  2,500       60,725
          Telik, Inc.*(b).........................  4,100       78,474
                                                          ------------
                                                               580,165
                                                          ------------
          REAL ESTATE - 5.3%
          CBL & Associates Properties, Inc. (REIT)  3,800      290,130
          Impac Mortgage Holdings, Inc.(REIT).....  5,700      129,219
          National Health Investors, Inc. (REIT).. 12,500      364,750

      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      -------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      New Century Financial Corp.*(REIT).............  4,347 $    277,817
      Novastar Financial, Inc.(b)(REIT).............. 14,800      732,600
      RAIT Investment Trust (REIT)...................  2,658       74,344
      Redwood Trust, Inc.(b)(REIT)...................  6,200      384,958
      Senior Housing Properties Trust (REIT)......... 22,507      426,283
                                                             ------------
                                                                2,680,101
                                                             ------------
      RETAIL - SPECIALTY - 7.7%
      Abercrombie & Fitch Co. - Class A.............. 13,600      638,520
      Michaels Stores, Inc........................... 31,785      952,596
      SUPERVALU, Inc................................. 43,156    1,489,745
      Yankee Candle Co., Inc.*....................... 26,064      864,804
                                                             ------------
                                                                3,945,665
                                                             ------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.7%
      Integrated Device Technology, Inc.*............ 32,352      373,989
                                                             ------------
      SOFTWARE - 7.8%
      BMC Software, Inc.*............................ 77,863    1,448,252
      Cerner Corp.*(a)(b)............................  3,000      159,510
      Citrix Systems, Inc.*.......................... 60,853    1,492,724
      Inter-Tel, Inc................................. 15,000      410,700
      SeaChange Inernationational, Inc.*(b)..........  3,450       60,168
      THQ, Inc.*(b).................................. 12,200      279,868
      Transaction Systems Architects, Inc. - Class A*  5,600      111,160
                                                             ------------
                                                                3,962,382
                                                             ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.3%
      Aspect Communications, Inc.*................... 49,900      555,886
      Ptek Holdings, Inc.*........................... 55,358      592,884
                                                             ------------
                                                                1,148,770
                                                             ------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.2%
      Wolverine World Wide, Inc...................... 18,700      587,554
                                                             ------------
      Total Common Stocks (Cost $41,896,518)                   50,561,342
                                                             ------------
      MUTUAL FUNDS - 0.2%
      iShares Russell 2000 Index Fund(b).............    667       86,376
      SPDR Trust Series Fund(b)......................    170       20,548
                                                             ------------
      Total Mutual Funds (Cost $105,923)                          106,924
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                     SHARES/PAR    VALUE
      DESCRIPTION                                    AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 11.6%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/04 at 0.50% to be
        repurchased at $194,008 on 01/03/05
        collateralized by $200,000 FHLB 1.640%
        due 06/17/05 with a value of $199,211..... $  194,000 $   194,000
      State Street Navigator Securities Lending
        Prime Portfolio(c)........................  5,702,584   5,702,584
                                                              -----------
      Total Short-Term Investments
      (Cost $5,896,584)                                         5,896,584
                                                              -----------

      TOTAL INVESTMENTS - 111.1%
      (Cost $47,899,096)                                      $56,564,850
      Other Assets and Liabilities (net) - (11.1%)             (5,643,869)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $50,920,981
                                                              ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Illiquid securities representing in the aggregate 0.00% of net assets.

(b) All or a portion of security out on loan.

(c) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 87.1%
      AUTO COMPONENTS - 2.7%
      Bandag, Inc.(a)...........................   101,900 $    5,075,639
      Superior Industries International, Inc.(a)   415,300     12,064,465
                                                           --------------
                                                               17,140,104
                                                           --------------
      BANKS - 2.3%
      Brookline Bancorp, Inc.(a)................   504,500      8,233,440
      NewAlliance Bancshares, Inc...............   426,912      6,531,754
                                                           --------------
                                                               14,765,194
                                                           --------------
      CHEMICALS - 1.6%
      Agrium, Inc...............................   606,600     10,221,210
                                                           --------------
      COMMERCIAL SERVICES & SUPPLIES - 2.3%
      On Assignment, Inc.*(a)................... 1,197,560      6,215,336
      Quanta Services, Inc.*(a)................. 1,078,900      8,631,200
                                                           --------------
                                                               14,846,536
                                                           --------------
      COMMUNICATIONS EQUIPMENT - 4.3%
      CommScope, Inc.*(a).......................   511,300      9,663,570
      Comverse Technology, Inc.*................   273,400      6,684,630
      Scientific-Atlanta, Inc...................    37,500      1,237,875
      Sycamore Networks, Inc.*.................. 1,704,449      6,920,063
      Tellabs, Inc.*............................   366,601      3,149,106
                                                           --------------
                                                               27,655,244
                                                           --------------
      COMPUTERS & PERIPHERALS - 1.5%
      Electronics for Imaging, Inc.*............   138,800      2,416,508
      Hutchinson Technology, Inc.*(a)...........   203,615      7,038,971
                                                           --------------
                                                                9,455,479
                                                           --------------
      CONSTRUCTION & ENGINEERING - 1.0%
      Keith Companies, Inc. (The)*..............   359,880      6,258,313
                                                           --------------
      ELECTRICAL EQUIPMENT - 3.9%
      American Power Conversion Corp............   198,500      4,247,900
      Coherent, Inc.*...........................   259,328      7,893,944
      Credence Systems Corp.*(a)................   428,800      3,923,520
      Electro Scientific Industries, Inc.*(a)...   462,060      9,130,306
                                                           --------------
                                                               25,195,670
                                                           --------------
      ELECTRONICS - 3.0%
      Advanced Power Technology, Inc.*..........   154,500      1,195,830
      AVX Corp.(a)..............................   514,200      6,478,920
      Bel Fuse, Inc. - Class A..................   111,088      3,254,878
      Bel Fuse, Inc. - Class B..................    59,277      2,002,970
      Park Electrochemical Corp.................   295,000      6,395,600
                                                           --------------
                                                               19,328,198
                                                           --------------
      FINANCIAL SERVICES - 4.1%
      Ichiyoshi Securities Co., Ltd.............   776,700      7,189,706
      Instinet Group, Inc.*.....................   857,088      5,168,241
      Leucadia National Corp.(a)................   129,700      9,011,556
      Westwood Holdings Group, Inc..............   246,775      4,861,467
                                                           --------------
                                                               26,230,970
                                                           --------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        FOOD PRODUCTS - 1.0%
        Del Monte Pacific, Ltd................. 6,876,000 $    2,885,982
        Industrias Bachoco, S.A. (ADR)(a)......   259,600      3,683,724
                                                          --------------
                                                               6,569,706
                                                          --------------
        HEALTH CARE PROVIDERS & SERVICES - 1.3%
        AMN Healthcare Services, Inc.*(a)......   123,338      1,962,308
        Cross Country Healthcare, Inc.*(a).....   346,000      6,255,680
                                                          --------------
                                                               8,217,988
                                                          --------------
        HOUSEHOLD DURABLES - 2.9%
        Cavco Industries, Inc.*(a).............   151,163      6,794,777
        Coachmen Industries, Inc.(a)...........   199,100      3,456,376
        Skyline Corp...........................   207,600      8,470,080
                                                          --------------
                                                              18,721,233
                                                          --------------
        INDUSTRIAL - DIVERSIFIED - 1.4%
        Trinity Industries, Inc.(a)............   257,500      8,775,600
                                                          --------------
        INSURANCE - 6.2%
        Arch Capital Group Ltd.*...............   180,974      7,003,694
        Brit Insurance Holdings PLC............ 3,642,800      5,494,049
        E-L Financial Corp.....................    23,855      6,697,285
        FBL Financial Group, Inc. - Class A....   277,500      7,922,625
        Montpelier Re Holdings Ltd.(a).........   106,000      4,075,700
        National Western Life Insurance Co.*...     3,400        566,474
        Phoenix Companies, Inc. (The)(a).......   639,300      7,991,250
                                                          --------------
                                                              39,751,077
                                                          --------------
        IT CONSULTING & SERVICES - 0.6%
        Ingram Micro, Inc. - Class A*..........   190,900      3,970,720
                                                          --------------
        LEISURE EQUIPMENT & PRODUCTS - 2.3%
        JAKKS Pacific, Inc.*(a)................   413,979      9,153,076
        Leapfrog Enterprises, Inc.*............   151,200      2,056,320
        Russ Berrie & Co., Inc.(a).............   170,700      3,898,788
                                                          --------------
                                                              15,108,184
                                                          --------------
        MACHINERY - 2.5%
        Alamo Group, Inc.......................   378,700     10,285,492
        Lindsay Manufacturing Co...............   212,700      5,504,676
                                                          --------------
                                                              15,790,168
                                                          --------------
        METALS & MINING - 3.1%
        Fording Canadian Coal Trust(a).........   156,500     12,073,975
        RTI International Metals, Inc.*........   369,200      7,583,368
                                                          --------------
                                                              19,657,343
                                                          --------------
        OIL & GAS - 11.4%
        Pogo Producing Co......................   347,300     16,840,577
        Smedvig ASA - Series A.................   674,600     11,247,513
        St. Mary Land & Exploration Co.(a).....   316,500     13,210,710
        Tidewater, Inc.(a).....................   207,900      7,403,319
        Whiting Petroleum Corp.*...............   517,073     15,641,458
        Willbros Group, Inc.*(a)...............   377,100      8,692,155
                                                          --------------
                                                              73,035,732
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 1.5%
        TimberWest Forest Corp................... 772,200 $    9,678,976
                                                          --------------
        PHARMACEUTICALS - 1.4%
        PAREXEL International Corp.*(a).......... 281,481      5,714,064
        Pharmaceutical Product Development, Inc.*  86,175      3,558,166
                                                          --------------
                                                               9,272,230
                                                          --------------
        REAL ESTATE - 14.7%
        Avatar Holdings, Inc.*(a)................  90,500      4,353,050
        Brascan Corp. - Class A.................. 199,900      7,198,399
        Catellus Development Corp. (REIT)........ 345,945     10,585,917
        Forest City Enterprises, Inc. - Class A.. 201,500     11,596,325
        Jones Lang Lasalle, Inc.*................ 179,300      6,707,613
        LNR Property Corp.(a).................... 209,300     13,167,063
        Origen Financial, Inc. (REIT)............ 603,822      4,516,589
        PS Business Parks, Inc. (REIT)...........  61,200      2,760,120
        St. Joe Co. (The)........................ 246,300     15,812,460
        Trammell Crow Co.*....................... 756,500     13,700,215
        Wellsford Real Properties, Inc.*......... 279,100      4,024,622
                                                          --------------
                                                              94,422,373
                                                          --------------
        RETAIL - MULTILINE - 1.3%
        Kmart Holding Corp.*(a)..................  85,400      8,450,330
                                                          --------------
        RETAIL - SPECIALTY - 2.5%
        Buckle, Inc. (The )...................... 124,800      3,681,600
        Dress Barn, Inc. (The)*.................. 454,800      8,004,480
        Hollywood Entertainment Corp.*........... 325,782      4,264,486
                                                          --------------
                                                              15,950,566
                                                          --------------
        SOFTWARE - 2.5%
        Ascential Software Corp.*................ 414,240      6,756,254
        Geac Computer Corp., Ltd.*............... 893,600      6,567,960
        Sybase, Inc.*............................ 144,900      2,890,755
        Synopsys, Inc.*.......................... 207,500      4,071,150
                                                          --------------
                                                              16,214,969
                                                          --------------
        TEXTILES, APPAREL & LUXURY GOODS - 1.2%
        K-Swiss, Inc. - Class A(a)............... 266,759      7,768,022
                                                          --------------
        TRANSPORTATION - 2.0%
        Alexander & Baldwin, Inc................. 297,031     12,600,055
                                                          --------------
        Total Common Stocks (Cost $405,155,964)              559,123,340
                                                          --------------

        PREFERRED STOCK - 0.2%
        REAL ESTATE - 0.2%
        CRT Properties, Inc. (REIT)
          (Cost $962,500)........................  38,500      1,013,705
                                                          --------------

     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 32.6%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25%
       to be repurchased at $ 33,202,458
       on 01/03/05 collateralized by
       $33,810,000 FNMA 1.55% due
       07/07/07 with a value of
       $33,865,651............................ $ 33,199,000 $  33,199,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25%
       to be repurchased at $ 48,005,000 on
       01/03/05 collateralized by
       $48,880,000 FNMA 2.32% due
       04/07/06 with a value of $
       48,961,532.............................   48,000,000    48,000,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  128,133,883   128,133,883
                                                            -------------
     Total Short-Term Investments
     (Cost $209,332,883)                                      209,332,883
                                                            -------------

     TOTAL INVESTMENTS - 119.9%
     (Cost $615,451,347)                                      769,469,928

     Other Assets and Liabilities (net) - (19.9%)            (127,664,577)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 641,805,351
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT- Real Estate Investment Trust

FNMA- Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 95.8%
         AEROSPACE & DEFENSE - 2.4%
         Alliant Techsystems, Inc.*.............  87,000 $    5,688,060
         Rockwell Collins, Inc.................. 167,000      6,586,480
                                                         --------------
                                                             12,274,540
                                                         --------------
         AIR FREIGHT & LOGISTICS - 0.4%
         Expeditors International of Washington,
           Inc..................................  40,000      2,235,200
                                                         --------------
         AIRLINES - 1.3%
         JetBlue Airways Corp.*(a).............. 118,000      2,739,960
         Southwest Airlines Co.................. 229,000      3,728,120
                                                         --------------
                                                              6,468,080
                                                         --------------
         AUTOMOTIVE - 0.8%
         Oshkosh Truck Corp.....................  64,000      4,376,320
                                                         --------------
         BANKS - 0.2%
         Silicon Valley Bancshares*(a)..........  22,000        986,040
                                                         --------------
         BEVERAGES - 0.6%
         Cott Corp.*(a)......................... 131,000      3,239,630
                                                         --------------
         BIOTECHNOLOGY - 0.3%
         Protein Design Labs, Inc.*(a)..........  69,000      1,425,540
                                                         --------------
         CHEMICALS - 1.0%
         Potash Corporation of Saskatchewan,
           Inc.(a)..............................  64,000      5,315,840
                                                         --------------
         COMMERCIAL SERVICES & SUPPLIES - 7.9%
         Apollo Group, Inc. - Class A*..........  23,000      1,856,330
         Certegy, Inc........................... 142,000      5,045,260
         ChoicePoint, Inc.*..................... 158,000      7,266,420
         Education Management Corp.*............  88,000      2,904,880
         Global Payments, Inc.(a)...............  61,000      3,570,940
         Hewitt Associates, Inc.*...............  75,000      2,400,750
         Iron Mountain, Inc.*(a)................ 152,000      4,634,480
         Manpower, Inc.......................... 107,000      5,168,100
         MoneyGram International, Inc........... 161,000      3,403,540
         Robert Half International, Inc.........  83,000      2,442,690
         Viad Corp..............................  55,000      1,566,950
                                                         --------------
                                                             40,260,340
                                                         --------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 0.4%
         Comverse Technology, Inc.*.............  79,000      1,931,550
                                                         --------------
         COMPUTER SOFTWARE & PROCESSING - 0.4%
         Jack Henry & Associates, Inc...........  97,000      1,931,270
                                                         --------------
         COMPUTERS & PERIPHERALS - 0.1%
         Lexmark International, Inc. - Class A*.   9,000        765,000
                                                         --------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS -
         5.9%
         Danaher Corp...........................  76,000      4,363,160
         Diebold, Inc...........................  69,000      3,845,370
         Flextronics International, Ltd.*....... 243,000      3,358,260
         FLIR Systems, Inc.*(a).................  52,000      3,317,080

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
        FMC Technologies, Inc.*................. 109,000 $    3,509,800
        Gentex Corp.(a)......................... 127,000      4,701,540
        Jabil Circuit, Inc.*.................... 130,000      3,325,400
        Xilinx, Inc............................. 121,000      3,587,650
                                                         --------------
                                                             30,008,260
                                                         --------------
        FINANCIALS - DIVERSIFIED - 4.6%
        Ameritrade Holding Corp.*............... 328,000      4,664,160
        CapitalSource, Inc.*(a)................. 139,000      3,568,130
        Eaton Vance Corp.(a)....................  79,000      4,119,850
        Federated Investors, Inc. - Class B.....  55,000      1,672,000
        Investors Financial Services Corp.(a)...  43,000      2,149,140
        Legg Mason, Inc.........................  49,000      3,589,740
        Waddell & Reed Financial, Inc. - Class A 159,000      3,798,510
                                                         --------------
                                                             23,561,530
                                                         --------------
        FOOD & DRUG RETAILING - 2.5%
        Omnicare, Inc.(a)....................... 191,000      6,612,420
        Shoppers Drug Mart Corp.*...............  31,000        960,327
        Shoppers Drug Mart Corp.* (144A)(c).....  28,000        867,393
        Whole Foods Market, Inc.................  45,000      4,290,750
                                                         --------------
                                                             12,730,890
                                                         --------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
        Bausch & Lomb, Inc......................  19,000      1,224,740
        Edwards Lifesciences Corp.*.............  76,000      3,135,760
        Gen-Probe, Inc.*........................  36,000      1,627,560
        INAMED Corp.*...........................  15,000        948,750
        Kinetic Concepts, Inc.*(a)..............  68,000      5,188,400
        Varian Medical Systems, Inc.*...........  24,000      1,037,760
        Waters Corp.*...........................  54,000      2,526,660
                                                         --------------
                                                             15,689,630
                                                         --------------
        HEALTH CARE PROVIDERS & SERVICES - 4.1%
        Community Health Systems, Inc.*.........  95,000      2,648,600
        Coventry Health Care, Inc.*.............  39,000      2,070,120
        DaVita, Inc.*...........................  39,000      1,541,670
        Health Management Associates, Inc. -
          Class A(a)............................ 170,000      3,862,400
        Laboratory Corporation of America
          Holdings*............................. 108,000      5,380,560
        Manor Care, Inc......................... 154,000      5,456,220
                                                         --------------
                                                             20,959,570
                                                         --------------
        HOTELS, RESTAURANTS & LEISURE - 2.1%
        Cheesecake Factory, Inc.*(a)............ 101,999      3,311,908
        Fairmont Hotels & Resorts, Inc.(a)...... 157,000      5,438,480
        P.F. Chang's China Bistro, Inc.*(a).....  39,000      2,197,650
                                                         --------------
                                                             10,948,038
                                                         --------------
        HOUSEHOLD DURABLES - 0.8%
        American Standard Cos., Inc.*...........  94,000      3,884,080
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        INDUSTRIAL CONGLOMERATES - 2.5%
        ITT Industries, Inc.....................  49,000 $    4,138,050
        Roper Industries, Inc................... 104,000      6,320,080
        Teleflex, Inc...........................  49,800      2,586,612
                                                         --------------
                                                             13,044,742
                                                         --------------
        INSURANCE - 3.8%
        Assurant, Inc........................... 155,000      4,735,250
        Axis Capital Holdings, Ltd.(a)..........  84,000      2,298,240
        Principal Financial Group, Inc..........  81,000      3,316,140
        Protective Life Corp....................  65,000      2,774,850
        Radian Group, Inc.......................  48,000      2,555,520
        Willis Group Holdings, Ltd..............  91,000      3,746,470
                                                         --------------
                                                             19,426,470
                                                         --------------
        INTERNET SOFTWARE & SERVICES - 3.9%
        CheckFree Corp.*........................  87,000      3,312,960
        CNET Networks, Inc.*(a)................. 210,000      2,358,300
        Getty Images, Inc.*.....................  19,000      1,308,150
        IAC/InterActiveCorp*(a).................  67,000      1,850,540
        Juniper Networks, Inc.*.................  75,000      2,039,250
        McAfee, Inc.*........................... 205,000      5,930,650
        Monster Worldwide, Inc.*................ 102,800      3,458,192
                                                         --------------
                                                             20,258,042
                                                         --------------
        IT CONSULTING & SERVICES - 2.3%
        CACI International, Inc. - Class A*(a)..  45,000      3,065,850
        DST Systems, Inc.*...................... 116,000      6,045,920
        Fiserv, Inc.*...........................  65,000      2,612,350
                                                         --------------
                                                             11,724,120
                                                         --------------
        LEISURE EQUIPMENT & PRODUCTS - 1.2%
        Brunswick Corp.......................... 124,000      6,138,000
                                                         --------------
        MEDIA - 4.0%
        Catalina Marketing Corp.(a).............  74,000      2,192,620
        Citadel Broadcasting Corp.*............. 309,000      4,999,620
        Cox Radio, Inc. - Class A*..............  95,000      1,565,600
        Entercom Communications Corp.*..........  79,000      2,835,310
        Rogers Communications, Inc. - Class B(a) 163,000      4,262,450
        Scholastic Corp.*(a)....................  67,000      2,476,320
        XM Satellite Radio Holdings, Inc. -
          Class A*(a)...........................  53,000      1,993,860
                                                         --------------
                                                             20,325,780
                                                         --------------
        METALS & MINING - 1.5%
        Newmont Mining Corp.....................  78,000      3,463,980
        Nucor Corp..............................  84,000      4,396,560
                                                         --------------
                                                              7,860,540
                                                         --------------
        OIL & GAS - 6.0%
        BJ Services Co.......................... 124,000      5,770,960
        Diamond Offshore Drilling, Inc.(a)...... 100,000      4,005,000
        EOG Resources, Inc......................  52,000      3,710,720
        Murphy Oil Corp.........................  66,000      5,309,700

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        OIL & GAS - CONTINUED
        Smith International, Inc.*...............  86,000 $    4,679,260
        Western Gas Resources, Inc............... 100,000      2,925,000
        XTO Energy, Inc.......................... 124,000      4,387,120
                                                          --------------
                                                              30,787,760
                                                          --------------
        PHARMACEUTICALS - 10.4%
        Abgenix, Inc.*(a)........................  79,000        816,860
        Alkermes, Inc.*(a).......................  88,000      1,239,920
        AmerisourceBergen Corp...................  65,000      3,814,200
        Amylin Pharmaceuticals, Inc.*(a).........  52,000      1,214,720
        Andrx Corp.*.............................  93,000      2,030,190
        Barr Laboratories, Inc.*.................  97,000      4,417,380
        Cephalon, Inc.*(a).......................  86,000      4,375,680
        Elan Corporation Plc (ADR)*(a)........... 125,000      3,406,250
        Eyetech Pharmaceuticals, Inc.*(a)........  38,000      1,729,000
        Gilead Sciences, Inc.*................... 129,000      4,513,710
        Human Genome Sciences, Inc.*(a)..........  90,000      1,081,800
        ImClone Systems, Inc.*...................  24,000      1,105,920
        Invitrogen Corp.*........................  36,000      2,416,680
        IVAX Corp.*.............................. 219,000      3,464,580
        Medimmune, Inc.*......................... 268,000      7,265,480
        Neurocrine Biosciences, Inc.*(a).........  48,000      2,366,400
        Sepracor, Inc.*(a).......................  34,250      2,033,422
        Taro Pharmaceutical Industries, Ltd. -
          Class A*(a)............................  45,000      1,531,350
        Valeant Pharmaceuticals International(a). 129,000      3,399,150
        Vertex Pharmaceuticals, Inc.*(a).........  85,000        898,450
                                                          --------------
                                                              53,121,142
                                                          --------------
        RETAIL - SPECIALTY - 5.7%
        Best Buy Co., Inc........................  65,000      3,862,300
        CDW Corp.................................  66,000      4,379,100
        Dollar Tree Stores, Inc.*................  58,000      1,663,440
        Family Dollar Stores, Inc................ 148,000      4,622,040
        MSC Industrial Direct Co., Inc. - Class A  26,000        935,480
        O' Reilly Automotive, Inc.*(a)...........  61,000      2,748,050
        PETsMART, Inc............................ 139,000      4,938,670
        Ross Stores, Inc......................... 117,000      3,377,790
        Williams-Sonoma, Inc.*...................  77,000      2,698,080
                                                          --------------
                                                              29,224,950
                                                          --------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.2%
        AMIS Holdings, Inc.*..................... 115,000      1,899,800
        Integrated Circuit Systems, Inc.*........  96,000      2,008,320
        Intersil Corp. - Class A................. 191,000      3,197,340
        Microchip Technology, Inc................ 140,000      3,732,400
        Novellus Systems, Inc.................... 126,000      3,514,140
        PMC-Sierra, Inc.*........................ 169,000      1,901,250
        QLogic Corp.*............................  86,000      3,158,780
        Semtech Corp.*(a)........................  90,000      1,968,300
                                                          --------------
                                                              21,380,330
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                               SHARES    (NOTE 2)
         --------------------------------------------------------------

         SOFTWARE - 5.3%
         Adobe Systems, Inc.......................  39,000 $  2,446,860
         Cadence Design Systems, Inc.*(a)......... 290,000    4,004,900
         Citrix Systems, Inc.*....................  30,000      735,900
         Cognos, Inc.*(a).........................  28,000    1,233,680
         Intuit, Inc.*............................  35,000    1,540,350
         Mercury Interactive Corp.*...............  64,000    2,915,200
         NAVTEQ Corp.*............................  93,000    4,311,480
         Red Hat, Inc.*(a)........................ 138,000    1,842,300
         Sungard Data Systems, Inc.*..............  68,000    1,926,440
         VeriSign, Inc.*.......................... 161,000    5,396,720
         VERITAS Software Corp.*..................  23,000      656,650
                                                           ------------
                                                             27,010,480
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.9%
         ADTRAN, Inc..............................  70,000    1,339,800
         Garmin, Ltd.(a)..........................  66,000    4,015,440
         Harris Corp.............................. 104,000    6,426,160
         Telus Corp...............................  98,000    2,950,345
                                                           ------------
                                                             14,731,745
                                                           ------------
         TELECOMMUNICATION SERVICES - WIRELESS - 2.6%
         Crown Castle International Corp.*........ 223,000    3,710,720
         Nextel Communications, Inc. - Class A*(a)  65,000    1,950,000
         Nextel Partners, Inc. - Class A*......... 195,000    3,810,300
         Western Wireless Corp. - Class A*........ 140,000    4,102,000
                                                           ------------
                                                             13,573,020
                                                           ------------
         TRANSPORTATION - 0.6%
         C.H. Robinson Worldwide, Inc.............  52,000    2,887,040
                                                           ------------
         Total Common Stocks (Cost $401,745,902)            490,485,509
                                                           ------------

     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                    SHARES     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 19.3%
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................ 76,364,410 $ 76,364,410
     T. Rowe Price Government Reserve
       Investment Fund........................... 22,748,964   22,748,964
                                                             ------------
     Total Short-Term Investments
     (Cost $99,113,374)                                        99,113,374
                                                             ------------

     TOTAL INVESTMENTS - 115.1%
     (Cost $500,859,276)                                      589,598,883

     Other Assets and Liabilities (net) - (15.1%)             (77,376,660)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $512,222,223
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)



          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 98.8%
          AIRLINES - 1.0%
          Southwest Airlines Co................  99,330 $   1,617,092
                                                        -------------
          BANKS - 2.4%
          City National Corp...................  11,550       816,007
          Silicon Valley Bancshares*...........  16,260       728,773
          Sovereign Bancorp, Inc...............  51,920     1,170,796
          UCBH Holdings, Inc...................  24,280     1,112,510
                                                        -------------
                                                            3,828,086
                                                        -------------
          BEVERAGES, FOOD & TOBACCO - 0.5%
          Constellation Brands, Inc.*..........  16,010       744,625
                                                        -------------
          BIOTECHNOLOGY - 1.6%
          Genzyme Corp.*.......................  29,930     1,738,035
          MedImmune, Inc.*.....................  27,700       750,947
                                                        -------------
                                                            2,488,982
                                                        -------------
          CHEMICALS - 1.6%
          Ashland, Inc.........................  14,340       837,169
          Eastman Chemical Co..................  11,350       655,236
          Lyondell Chemical Co.................  35,700     1,032,444
                                                        -------------
                                                            2,524,849
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 3.2%
          Alliance Data Systems Corp.*.........  32,640     1,549,747
          Global Payments, Inc.................  17,635     1,032,353
          Manor Care, Inc......................  23,100       818,433
          Robert Half International, Inc.......  53,040     1,560,967
                                                        -------------
                                                            4,961,500
                                                        -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 3.6%
          American Tower Corp. - Class A*......  43,820       806,288
          Avid Technology, Inc.*...............  22,610     1,396,168
          Polycom, Inc.*.......................  98,250     2,291,190
          Sonus Networks, Inc.*................ 204,800     1,173,504
                                                        -------------
                                                            5,667,150
                                                        -------------
          COMPUTER SERVICES - 0.5%
          Cogent, Inc.*........................  23,660       780,780
                                                        -------------
          COMPUTERS & PERIPHERALS - 2.7%
          Apple Computer, Inc.*................  39,680     2,555,392
          CDW Corp.............................  26,100     1,731,735
                                                        -------------
                                                            4,287,127
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
          Benchmark Electronics, Inc.*.........  34,850     1,188,385
          Sanmina-SCI Corp.*................... 239,190     2,025,939
                                                        -------------
                                                            3,214,324
                                                        -------------
          FINANCIALS - DIVERSIFIED - 6.1%
          Affiliated Managers Group, Inc.*.....  16,965     1,149,209
          Ameritrade Holding Corp.*............  59,720       849,218
          Bear Stearns Cos., Inc...............   6,600       675,246
          Doral Financial Corp.................  18,910       931,318

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         FINANCIALS - DIVERSIFIED - CONTINUED
         E*TRADE Financial Corp.*............... 119,620 $   1,788,319
         Fiserv, Inc.*..........................  14,825       595,817
         Northern Trust Corp....................  23,590     1,146,002
         SEI Investments Co.....................  14,260       597,922
         T. Rowe Price Group, Inc...............  29,400     1,828,680
                                                         -------------
                                                             9,561,731
                                                         -------------
         FOOD & DRUG RETAILING - 0.5%
         Whole Foods Market, Inc................   8,010       763,754
                                                         -------------
         FOOD PRODUCTS - 0.5%
         McCormick & Co. Inc....................  21,360       824,496
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 7.6%
         Bard (C.R.), Inc.......................  34,050     2,178,519
         Bausch & Lomb, Inc.....................  29,660     1,911,884
         Biomet, Inc............................  32,200     1,397,158
         Cooper Cos., Inc. (The)................  16,070     1,134,381
         Dade Behring Holdings, Inc.*...........  13,060       731,360
         Inamed Corp.*..........................  28,220     1,784,915
         Patterson Cos., Inc.*..................  26,670     1,157,211
         Waters Corp.*..........................  33,490     1,566,997
                                                         -------------
                                                            11,862,425
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 3.1%
         AMERIGROUP Corp.*......................   9,800       741,468
         Laboratory Corporation of America
           Holdings*............................  19,570       974,977
         Medco Health Solutions, Inc.*..........  21,290       885,664
         WellPoint, Inc.*.......................  19,730     2,268,950
                                                         -------------
                                                             4,871,059
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 7.8%
         Host Marriott Corp. (REIT).............  40,480       700,304
         Marriott International, Inc. - Class A.  34,480     2,171,550
         MGM MIRAGE*............................  21,120     1,536,269
         P.F. Chang's China Bistro, Inc.*.......  13,820       778,757
         Scientific Games Corp. - Class A*......  48,080     1,146,227
         Starwood Hotels & Resorts Worldwide,
           Inc. - Class B.......................  17,430     1,017,912
         Station Casinos, Inc...................  25,720     1,406,370
         Wynn Resorts Ltd.*.....................  16,390     1,096,819
         Yum! Brands, Inc.......................  49,710     2,345,318
                                                         -------------
                                                            12,199,526
                                                         -------------
         HOUSEHOLD DURABLES - 1.3%
         American Standard Cos., Inc.*..........  24,715     1,021,224
         Harman International Industries, Inc...   7,610       966,470
                                                         -------------
                                                             1,987,694
                                                         -------------
         HOUSEHOLD PRODUCTS - 0.7%
         Clorox Company (The)...................  18,075     1,065,160
                                                         -------------
         INDUSTRIAL CONGLOMERATES - 4.8%
         Eaton Corp.............................  10,755       778,232
         Fisher Scientific Int'l., Inc.*........  34,890     2,176,438

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                          SHARES    (NOTE 2)
           ----------------------------------------------------------

           INDUSTRIAL CONGLOMERATES - CONTINUED
           Pentair, Inc........................  33,610 $   1,464,052
           Rockwell Automation, Inc............  35,670     1,767,448
           Roper Industries, Inc...............  20,520     1,247,000
                                                        -------------
                                                            7,433,170
                                                        -------------
           INTERNET & CATALOG RETAIL - 1.3%
           Overstock.com, Inc.*................  11,650       803,850
           Pacificare Health Systems, Inc.*....  21,580     1,219,702
                                                        -------------
                                                            2,023,552
                                                        -------------
           INTERNET SOFTWARE & SERVICES - 10.5%
           Ariba, Inc.*........................  65,060     1,079,996
           Ask Jeeves, Inc.*...................  41,900     1,120,825
           CheckFree Corp.*....................  36,110     1,375,069
           CNET Networks, Inc.*................ 105,890     1,189,145
           F5 Networks, Inc.*..................  31,680     1,543,449
           Juniper Networks, Inc.*............. 116,380     3,164,372
           Macromedia, Inc.*...................  37,550     1,168,556
           McAfee, Inc.*.......................  54,190     1,567,717
           TIBCO Software, Inc.*............... 130,310     1,738,335
           VeriSign, Inc.*.....................  72,950     2,445,284
                                                        -------------
                                                           16,392,748
                                                        -------------
           LEISURE EQUIPMENT & PRODUCTS - 0.7%
           WMS Industries, Inc.*...............  34,520     1,157,801
                                                        -------------
           MEDIA - 2.6%
           DreamWorks Animation SKG, Inc.*.....  31,110     1,166,936
           Monster Worldwide, Inc.*............  64,820     2,180,545
           Sirius Satellite Radio, Inc.*.......  86,170       659,200
                                                        -------------
                                                            4,006,681
                                                        -------------
           METALS & MINING - 1.6%
           AK Steel Holding Corp.*.............  61,190       885,419
           Allegheny Technologies, Inc.........  47,410     1,027,375
           Peabody Energy Corp.................   7,570       612,489
                                                        -------------
                                                            2,525,283
                                                        -------------
           OIL & GAS - 4.0%
           BJ Services Co......................  16,610       773,029
           Grant Prideco, Inc.*................  32,890       659,444
           Range Resources Corp................  37,930       776,048
           Smith International, Inc.*..........  14,180       771,534
           Transocean, Inc.*...................  33,700     1,428,543
           Ultra Petroleum Corp.*..............  14,120       679,596
           XTO Energy, Inc.....................  34,140     1,207,873
                                                        -------------
                                                            6,296,067
                                                        -------------
           PHARMACEUTICALS - 3.6%
           Elan Corp. Plc (ADR)*...............  25,460       693,785
           Eyetech Pharmaceuticals, Inc.*......  17,140       779,870
           Medicines Co.*......................  29,490       849,312
           MGI Pharma, Inc.*...................  41,880     1,173,059

     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                     SHARES    (NOTE 2)
     ---------------------------------------------------------------------

     PHARMACEUTICALS - CONTINUED
     Neurocrine Biosciences, Inc.*..................  25,330 $   1,248,769
     Sepracor, Inc.*................................  14,680       871,551
                                                             -------------
                                                                 5,616,346
                                                             -------------
     RETAIL - SPECIALTY - 7.7%
     American Eagle Outfitters, Inc.................  16,680       785,628
     Bed Bath & Beyond, Inc.*.......................  58,440     2,327,665
     Chico's FAS, Inc.*.............................  41,240     1,877,657
     Coach, Inc.*...................................  50,525     2,849,610
     RadioShack Corp................................  33,430     1,099,179
     Urban Outfitters, Inc.*........................  26,380     1,171,272
     Williams-Sonoma, Inc.*.........................  54,780     1,919,491
                                                             -------------
                                                                12,030,502
                                                             -------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 7.0%
     Advanced Micro Devices, Inc.*..................  72,500     1,596,450
     Cymer, Inc.*...................................  52,770     1,558,826
     KLA-Tencor Corp.*..............................  42,480     1,978,718
     Lam Research Corp.*............................  70,110     2,026,880
     Marvell Technology Group, Ltd.*................  54,350     1,927,794
     PMC-Sierra, Inc.*.............................. 168,050     1,890,563
                                                             -------------
                                                                10,979,231
                                                             -------------
     SOFTWARE - 2.5%
     ChoicePoint, Inc.*.............................  22,970     1,056,390
     Citrix Systems, Inc.*..........................  44,890     1,101,152
     Cognizant Technology Solutions Corp. - Class A*  39,560     1,674,575
                                                             -------------
                                                                 3,832,117
                                                             -------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.8%
     Amdocs, Ltd.*..................................  34,920       916,650
     Comverse Technology, Inc.*.....................  78,855     1,928,005
                                                             -------------
                                                                 2,844,655
                                                             -------------
     TELECOMMUNICATION SERVICES - WIRELESS - 1.9%
     Alamosa Holdings, Inc.*........................  65,250       813,668
     NII Holdings Inc. - Class B*...................  21,880     1,038,206
     Western Wireless Corp. - Class A*..............  36,870     1,080,291
                                                             -------------
                                                                 2,932,165
                                                             -------------
     TRANSPORTATION - 2.0%
     Expeditors International of Washington, Inc....  18,395     1,027,913
     Teekay Shipping Corp...........................  21,230       893,995
     Yellow Roadway Corp.*..........................  20,960     1,167,682
                                                             -------------
                                                                 3,089,590
                                                             -------------
     Total Common Stocks (Cost $ 129,909,871)                  154,410,268
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR        VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 1.3%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/04 at 0.750% to
        be repurchased at $2,065,129 on
        01/03/05 collateralized by $2,115,000
        FHLMC 2.040% due 02/17/06 with a value
        of $2,107,149
        (Cost $2,065,000)........................ $2,065,000 $  2,065,000
                                                             ------------

      TOTAL INVESTMENTS - 100.1%
      (Cost $131,974,871)                                     156,475,268

      Other Assets and Liabilities (net) - (0.1%)                (232,620)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $156,242,648
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

                                                                               Met/AIM           Met/AIM       Goldman Sachs
                                                                         Mid Cap Core Equity Small Cap Growth  Mid-Cap Value
                                                                              Portfolio         Portfolio        Portfolio
                                                                         ------------------- ----------------  -------------
ASSETS
   Investments, at value (Note 2)*                                              $293,291,710     $525,709,212   $218,256,449
   Repurchase Agreement                                                           23,417,000               --     14,328,000
   Cash                                                                                  200        1,261,441            257
   Cash denominated in foreign currencies**                                                2               --             --
   Receivable for investments sold                                                   416,289        5,759,523        231,816
   Receivable for Trust shares sold                                                1,169,381        1,732,487      2,600,426
   Dividends receivable                                                              303,290           68,739        228,208
   Interest receivable                                                                 1,366               --            498
   Other assets                                                                        3,606            6,464          2,023
                                                                         ------------------- ----------------  -------------
     Total assets                                                                318,602,844      534,537,866    235,647,677
                                                                         ------------------- ----------------  -------------
LIABILITIES
   Payables for:
     Investments purchased                                                                --        1,594,128      4,026,945
     Trust shares redeemed                                                         1,191,583        3,360,619      1,446,764
     Unrealized depreciation on forward currency contracts (Note 8)                       --               --             --
     Distribution and services fees - Class B                                         46,833           74,235         25,680
     Distribution and services fees - Class E                                          3,808            1,542             --
     Collateral on securities on loan                                             16,853,169      114,489,873             --
     Investment advisory fee payable (Note 3)                                        180,852          340,829        137,356
     Administration fee payable                                                        4,902            6,897          3,403
     Custodian and accounting fees payable                                             3,950           12,195          6,042
   Accrued expenses                                                                   44,074           54,398         37,327
                                                                         ------------------- ----------------  -------------
     Total liabilities                                                            18,329,171      119,934,716      5,683,517
                                                                         ------------------- ----------------  -------------
NET ASSETS                                                                      $300,273,673     $414,603,150   $229,964,160
                                                                         =================== ================  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $236,801,546     $340,590,183   $200,735,232
   Accumulated net realized gain (loss)                                           33,494,575       10,333,746      2,544,922
   Unrealized appreciation (depreciation) on investments, futures
    contracts, options contracts and foreign currency                             29,471,839       63,681,341     26,685,739
   Undistributed (distributions in excess of) net investment income                  505,713           (2,120)        (1,733)
                                                                         ------------------- ----------------  -------------
     Total                                                                      $300,273,673     $414,603,150   $229,964,160
                                                                         =================== ================  =============
NET ASSETS
   Class A                                                                      $ 58,757,399     $ 92,536,638   $126,011,069
                                                                         =================== ================  =============
   Class B                                                                       210,980,738      309,663,832    103,953,091
                                                                         =================== ================  =============
   Class E                                                                        30,535,536       12,402,680             --
                                                                         =================== ================  =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                         4,158,223        7,206,041     10,554,698
                                                                         =================== ================  =============
   Class B                                                                        15,011,334       24,313,464      8,699,886
                                                                         =================== ================  =============
   Class E                                                                         2,166,035          969,101             --
                                                                         =================== ================  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                      $      14.13     $      12.84   $      11.94
                                                                         =================== ================  =============
   Class B                                                                             14.05            12.74          11.95
                                                                         =================== ================  =============
   Class E                                                                             14.10            12.80             --
                                                                         =================== ================  =============

-----------------------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                           $263,819,488     $462,027,871   $191,570,711
**Cost of cash denominated in foreign currencies                                           2               --             --

                       See notes to financial statements

Harris Oakmark        Janus          Lord Abbett     Lord Abbett
International   Aggressive Growth  America's Value  Bond Debenture
  Portfolio         Portfolio         Portfolio       Portfolio
--------------  -----------------  ---------------  --------------
$  990,472,197       $672,921,226      $33,967,984  $1,476,621,518
    29,730,000                 --        1,329,000      49,992,000
           708             98,442              429             509
         1,450                 --               --              --
        12,131            384,759               --       2,270,393
     5,103,309          3,751,709           70,565       7,425,585
       930,543            294,798           48,579         115,521
         1,032                 --          134,584      18,649,693
         9,718              8,093           12,987          16,680
--------------  -----------------  ---------------  --------------
 1,026,261,088        677,459,027       35,564,128   1,555,091,899
--------------  -----------------  ---------------  --------------
            --                 --               --              --
     5,435,173          3,107,819               --       7,149,013
     6,253,786                 --               --              --
       124,004             80,200            7,048         181,004
            --                689               --           4,415
   177,932,127         78,013,793               --     215,548,563
       569,392            394,854           18,323         636,608
        12,463              9,217              247          19,812
        38,783              7,996            6,689          14,733
        67,875             57,375           28,520         113,246
--------------  -----------------  ---------------  --------------
   190,433,603         81,671,943           60,827     223,667,394
--------------  -----------------  ---------------  --------------
$  835,827,485       $595,787,084      $35,503,301  $1,331,424,505
==============  =================  ===============  ==============
$  660,221,730       $523,077,508      $31,543,147  $1,230,765,019
    15,522,116         (5,096,007)          82,994     (35,139,345)
   154,004,079         77,807,798        3,883,374      66,428,920
     6,079,560             (2,215)          (6,214)     69,369,911
--------------  -----------------  ---------------  --------------
$  835,827,485       $595,787,084      $35,503,301  $1,331,424,505
==============  =================  ===============  ==============
$  276,392,057       $250,758,147      $        --  $  520,299,766
==============  =================  ===============  ==============
   483,937,135        339,515,122       35,503,301     775,966,535
==============  =================  ===============  ==============
    75,498,293          5,513,815               --      35,158,204
==============  =================  ===============  ==============
    19,247,995         32,777,040               --      41,181,242
==============  =================  ===============  ==============
    33,908,093         44,776,722        2,620,775      61,868,653
==============  =================  ===============  ==============
     5,280,761            726,039               --       2,796,287
==============  =================  ===============  ==============
$        14.36       $       7.65      $        --  $        12.63
==============  =================  ===============  ==============
         14.27               7.58            13.55           12.54
==============  =================  ===============  ==============
         14.30               7.59               --           12.57
==============  =================  ===============  ==============

-------------------------------------------------------------------
$  830,244,505       $595,116,322      $30,084,610  $1,410,192,598
         1,455                 --               --              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

                                                                            Lord Abbett        Lord Abbett        Lord Abbett
                                                                         Growth and Income Growth Opportunities  Mid-Cap Value
                                                                             Portfolio          Portfolio          Portfolio
                                                                         ----------------- --------------------  -------------
ASSETS
   Investments, at value (Note 2)*                                          $3,071,109,359          $73,443,963   $330,320,818
   Repurchase Agreement                                                        163,955,000              293,000      9,483,000
   Cash                                                                                589                  385            387
   Receivable for investments sold                                                      --            2,097,178             --
   Receivable for Trust shares sold                                             11,800,496                   --        159,372
   Dividends receivable                                                          4,681,170               20,517        265,137
   Interest receivable                                                               5,693                    4            329
   Other assets                                                                     33,226                  710          3,663
                                                                         ----------------- --------------------  -------------
     Total assets                                                            3,251,585,533           75,855,757    340,232,706
                                                                         ----------------- --------------------  -------------
LIABILITIES
   Payables for:
     Investments purchased                                                      15,682,677              151,849        544,353
     Trust shares redeemed                                                       9,255,063               32,525          7,634
     Distribution and services fees - Class B                                      290,691                7,378         36,693
     Collateral on securities on loan                                           75,009,531           13,086,787     35,247,816
     Investment advisory fee payable (Note 3)                                    1,324,040               30,746        171,581
     Administration fee payable                                                     44,756                1,083          4,472
     Custodian and accounting fees payable                                          17,859                3,943          5,478
   Accrued expenses                                                                212,680               29,276         31,681
                                                                         ----------------- --------------------  -------------
     Total liabilities                                                         101,837,297           13,343,587     36,049,708
                                                                         ----------------- --------------------  -------------
NET ASSETS                                                                  $3,149,748,236          $62,512,170   $304,182,998
                                                                         ================= ====================  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                          $2,573,300,868          $53,515,355   $218,680,142
   Accumulated net realized gain (loss)                                         16,794,047             (556,169)    12,219,629
   Unrealized appreciation (depreciation) on investments, and foreign
    currency                                                                   528,730,437            9,554,478     71,645,111
   Undistributed (distributions in excess of) net investment income             30,922,884               (1,494)     1,638,116
                                                                         ----------------- --------------------  -------------
     Total                                                                  $3,149,748,236          $62,512,170   $304,182,998
                                                                         ================= ====================  =============
NET ASSETS
   Class A                                                                  $1,867,478,477          $26,538,368   $125,062,475
                                                                         ================= ====================  =============
   Class B                                                                   1,282,269,759           35,973,802    179,120,523
                                                                         ================= ====================  =============
   Class E                                                                              --                   --             --
                                                                         ================= ====================  =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                      68,058,169            2,545,370      5,780,050
                                                                         ================= ====================  =============
   Class B                                                                      47,020,506            3,491,140      8,340,102
                                                                         ================= ====================  =============
   Class E                                                                              --                   --             --
                                                                         ================= ====================  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                  $        27.44          $     10.43   $      21.64
                                                                         ================= ====================  =============
   Class B                                                                           27.27                10.30          21.48
                                                                         ================= ====================  =============
   Class E                                                                              --                   --             --
                                                                         ================= ====================  =============

------------------------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                       $2,542,380,112          $63,889,485   $258,675,707

                       See notes to financial statements

      MetLife            MetLife           MetLife            MetLife
Aggressive Strategy Balanced Strategy Defensive Strategy  Growth Strategy
     Portfolio          Portfolio         Portfolio          Portfolio
------------------- ----------------- ------------------  ---------------
       $304,612,914    $1,561,571,457       $129,852,585   $1,379,729,859
                 --                --                 --               --
                 --                --                 --               --
                 --                --                 --               --
          4,855,636        33,495,978          4,596,106       26,485,130
                 --                --                 --               --
                 --                --                 --               --
                 --                --                 --               --
------------------- ----------------- ------------------  ---------------
        309,468,550     1,595,067,435        134,455,522    1,406,214,989
------------------- ----------------- ------------------  ---------------
          4,855,086        33,495,978          4,595,752       26,485,130
                549                --                354               --
             44,415           228,384             20,537          200,474
                 --                --                 --               --
              3,599            84,590                 --           72,990
              4,754             4,754              4,754            4,754
              4,424             4,424              4,424            4,424
             21,593            21,593             21,592           21,592
------------------- ----------------- ------------------  ---------------
          4,934,420        33,839,723          4,647,413       26,789,364
------------------- ----------------- ------------------  ---------------
       $304,534,130    $1,561,227,712       $129,808,109   $1,379,425,625
=================== ================= ==================  ===============
       $297,846,274    $1,547,406,081       $130,153,417   $1,357,210,069
                 --                --                 --               --
          6,409,313        12,280,495           (468,308)      20,658,397
            278,543         1,541,136            123,000        1,557,159
------------------- ----------------- ------------------  ---------------
       $304,534,130    $1,561,227,712       $129,808,109   $1,379,425,625
=================== ================= ==================  ===============
       $         --    $           --       $         --   $           --
=================== ================= ==================  ===============
        304,534,130     1,561,227,712        129,808,109    1,379,425,625
=================== ================= ==================  ===============
                 --                --                 --               --
=================== ================= ==================  ===============
                 --                --                 --               --
=================== ================= ==================  ===============
         28,480,086       151,485,878         13,044,161      130,653,075
=================== ================= ==================  ===============
                 --                --                 --               --
=================== ================= ==================  ===============
       $         --    $           --       $         --   $           --
=================== ================= ==================  ===============
              10.69             10.31               9.95            10.56
=================== ================= ==================  ===============
                 --                --                 --               --
=================== ================= ==================  ===============

-------------------------------------------------------------------------
       $298,203,602    $1,549,290,963       $130,320,894   $1,359,071,463

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004


                                                                                                            MetLife
                                                                                                            Moderate
                                                                                                       Strategy Portfolio
                                                                                                       ------------------
ASSETS
   Investments, at value (Note 2)*                                                                           $500,471,332
   Repurchase Agreement                                                                                                --
   Cash                                                                                                                --
   Cash denominated in foreign currencies**                                                                            --
   Receivable for investments sold                                                                                     --
   Receivable for Trust shares sold                                                                            11,788,208
   Dividends receivable                                                                                                --
   Interest receivable                                                                                                 --
   Net variation margin on financial futures contracts (Note 7)                                                        --
   Open swap contracts at fair value (Note 10)                                                                         --
   Unrealized appreciation on forward currency contracts (Note 8)                                                      --
   Other assets                                                                                                        --
                                                                                                       ------------------
      Total assets                                                                                            512,259,540
                                                                                                       ------------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                    11,787,761
      Trust shares redeemed                                                                                           448
      Securities sold short, at value ( proceeds $14,626,685) (Note 2)                                                 --
      Outstanding written options***                                                                                   --
      Distribution and services fees - Class B                                                                     73,784
      Distribution and services fees - Class E                                                                         --
      Collateral on securities on loan                                                                                 --
      Interest payable swap position                                                                                   --
      Investment advisory fee payable (Note 3)                                                                     16,859
      Administration fee payable                                                                                    4,754
      Custodian and accounting fees payable                                                                         4,424
   Accrued expenses                                                                                                21,592
                                                                                                       ------------------
      Total liabilities                                                                                        11,909,622
                                                                                                       ------------------
NET ASSETS                                                                                                   $500,349,918
                                                                                                       ==================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                           $499,008,836
   Accumulated net realized gain (loss)                                                                                --
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                                801,115
   Undistributed (distributions in excess of) net investment income                                               539,967
                                                                                                       ------------------
      Total                                                                                                   500,349,918
                                                                                                       ==================
NET ASSETS
   Class A                                                                                                   $         --
                                                                                                       ==================
   Class B                                                                                                    500,349,918
                                                                                                       ==================
   Class E                                                                                                             --
                                                                                                       ==================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                             --
                                                                                                       ==================
   Class B                                                                                                     49,482,297
                                                                                                       ==================
   Class E                                                                                                             --
                                                                                                       ==================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                   $         --
                                                                                                       ==================
   Class B                                                                                                          10.11
                                                                                                       ==================
   Class E                                                                                                             --
                                                                                                       ==================

--------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                         $499,670,216
**Cost of cash denominated in foreign currencies                                                                       --
***Cost of written options                                                                                             --

                                                                                                       MFS Research
                                                                                                       International
                                                                                                         Portfolio
                                                                                                       -------------
ASSETS
   Investments, at value (Note 2)*                                                                      $860,420,328
   Repurchase Agreement                                                                                   21,331,000
   Cash                                                                                                          368
   Cash denominated in foreign currencies**                                                                       --
   Receivable for investments sold                                                                         1,435,411
   Receivable for Trust shares sold                                                                        4,507,202
   Dividends receivable                                                                                      582,265
   Interest receivable                                                                                           741
   Net variation margin on financial futures contracts (Note 7)                                                   --
   Open swap contracts at fair value (Note 10)                                                                    --
   Unrealized appreciation on forward currency contracts (Note 8)                                                 --
   Other assets                                                                                                7,922
                                                                                                       -------------
      Total assets                                                                                       888,285,237
                                                                                                       -------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                3,107,920
      Trust shares redeemed                                                                                4,307,462
      Securities sold short, at value ( proceeds $14,626,685) (Note 2)                                            --
      Outstanding written options***                                                                              --
      Distribution and services fees - Class B                                                                91,184
      Distribution and services fees - Class E                                                                 1,382
      Collateral on securities on loan                                                                   168,928,139
      Interest payable swap position                                                                              --
      Investment advisory fee payable (Note 3)                                                               519,940
      Administration fee payable                                                                              10,548
      Custodian and accounting fees payable                                                                   32,040
   Accrued expenses                                                                                           64,275
                                                                                                       -------------
      Total liabilities                                                                                  177,062,890
                                                                                                       -------------
NET ASSETS                                                                                              $711,222,347
                                                                                                       =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                      $577,755,662
   Accumulated net realized gain (loss)                                                                   35,034,596
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                        95,219,610
   Undistributed (distributions in excess of) net investment income                                        3,212,479
                                                                                                       -------------
      Total                                                                                             $711,222,347
                                                                                                       =============
NET ASSETS
   Class A                                                                                              $303,992,121
                                                                                                       =============
   Class B                                                                                               395,975,066
                                                                                                       =============
   Class E                                                                                                11,255,160
                                                                                                       =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                25,930,201
                                                                                                       =============
   Class B                                                                                                33,915,867
                                                                                                       =============
   Class E                                                                                                   962,210
                                                                                                       =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                              $      11.72
                                                                                                       =============
   Class B                                                                                                     11.68
                                                                                                       =============
   Class E                                                                                                     11.70
                                                                                                       =============

---------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                    $765,205,825
**Cost of cash denominated in foreign currencies                                                                  --
***Cost of written options                                                                                        --

                                                                                                           Money
                                                                                                          Market
                                                                                                         Portfolio
                                                                                                       ------------
ASSETS
   Investments, at value (Note 2)*                                                                     $121,044,010
   Repurchase Agreement                                                                                  23,684,000
   Cash                                                                                                         365
   Cash denominated in foreign currencies**                                                                      --
   Receivable for investments sold                                                                               --
   Receivable for Trust shares sold                                                                          28,010
   Dividends receivable                                                                                          --
   Interest receivable                                                                                       13,276
   Net variation margin on financial futures contracts (Note 7)                                                  --
   Open swap contracts at fair value (Note 10)                                                                   --
   Unrealized appreciation on forward currency contracts (Note 8)                                                --
   Other assets                                                                                               2,976
                                                                                                       ------------
      Total assets                                                                                      144,772,637
                                                                                                       ------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                      --
      Trust shares redeemed                                                                                 129,799
      Securities sold short, at value ( proceeds $14,626,685) (Note 2)                                           --
      Outstanding written options***                                                                             --
      Distribution and services fees - Class B                                                               30,796
      Distribution and services fees - Class E                                                                   --
      Collateral on securities on loan                                                                           --
      Interest payable swap position                                                                             --
      Investment advisory fee payable (Note 3)                                                               50,637
      Administration fee payable                                                                              2,321
      Custodian and accounting fees payable                                                                   4,634
   Accrued expenses                                                                                          39,729
                                                                                                       ------------
      Total liabilities                                                                                     257,916
                                                                                                       ------------
NET ASSETS                                                                                             $144,514,721
                                                                                                       ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $144,522,103
   Accumulated net realized gain (loss)                                                                      (4,960)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                               --
   Undistributed (distributions in excess of) net investment income                                          (2,422)
                                                                                                       ------------
      Total                                                                                            $144,514,721
                                                                                                       ============
NET ASSETS
   Class A                                                                                             $  3,683,024
                                                                                                       ============
   Class B                                                                                              140,831,697
                                                                                                       ============
   Class E                                                                                                       --
                                                                                                       ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                3,683,147
                                                                                                       ============
   Class B                                                                                              140,844,170
                                                                                                       ============
   Class E                                                                                                       --
                                                                                                       ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $       1.00
                                                                                                       ============
   Class B                                                                                                     1.00
                                                                                                       ============
   Class E                                                                                                       --
                                                                                                       ============

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $121,044,010
**Cost of cash denominated in foreign currencies                                                                 --
***Cost of written options                                                                                       --

                       See notes to financial statements

Neuberger Berman     Oppenheimer      PIMCO Inflation      PIMCO
  Real Estate    Capital Appreciation Protected Bond   PEA Innovation
   Portfolio          Portfolio          Portfolio       Portfolio
---------------- -------------------- ---------------  --------------
    $254,775,654         $958,640,535  $1,707,647,625    $225,481,575
      10,909,000           26,910,000       2,852,000       6,850,000
             604                  908              88             728
              --                   --         527,618              --
              --            2,442,282      31,500,331              --
       1,701,498            5,721,496       7,617,158         975,384
       1,356,162              911,310              --          12,261
             379                  934       2,357,807             238
              --                   --          20,124              --
              --                   --       1,696,309              --
              --                   --          18,042              --
           2,336               12,642           9,859           2,890
---------------- -------------------- ---------------  --------------
     268,745,633          994,640,107   1,754,246,960     233,323,076
---------------- -------------------- ---------------  --------------
       1,304,656            5,307,613     899,604,006              --
       2,017,763            6,691,272       5,717,338         879,105
              --                   --      14,696,389              --
              --                   --          50,781              --
          37,912              149,861         123,078          25,802
           2,414                   --              --              --
              --           49,353,516              --      29,776,444
              --                   --          89,133              --
         152,449              461,654         344,496         223,865
           4,442                9,883          12,074           3,537
           5,553                9,374           9,903           5,125
          32,413               66,565          63,254          40,894
---------------- -------------------- ---------------  --------------
       3,557,602           62,049,738     920,710,452      30,954,772
---------------- -------------------- ---------------  --------------
    $265,188,031         $932,590,369  $  833,536,508    $202,368,304
================ ==================== ===============  ==============
    $219,901,071         $860,662,163  $  820,436,455    $202,101,764
         826,999            5,086,873      (1,110,172)    (15,570,588)
      44,064,459           66,409,391      14,234,514      15,839,761
         395,502              431,942         (24,289)         (2,633)
---------------- -------------------- ---------------  --------------
    $265,188,031         $932,590,369  $  833,536,508    $202,368,304
================ ==================== ===============  ==============
    $ 77,067,582         $297,965,127  $  331,267,438    $ 81,800,676
================ ==================== ===============  ==============
     167,209,641          634,625,242     502,269,070     100,242,016
================ ==================== ===============  ==============
      20,910,808                   --              --      20,325,613
================ ==================== ===============  ==============
       6,180,529           35,659,977      31,146,895      17,702,019
================ ==================== ===============  ==============
      13,408,224           76,391,037      47,232,343      21,893,383
================ ==================== ===============  ==============
       1,677,013                   --              --       4,427,013
================ ==================== ===============  ==============
    $      12.47         $       8.36  $        10.64    $       4.62
================ ==================== ===============  ==============
           12.47                 8.31           10.63            4.58
================ ==================== ===============  ==============
           12.47                   --              --            4.59
================ ==================== ===============  ==============

----------------------------------------------------------------------
    $210,711,195         $892,232,245  $1,694,725,331    $209,641,814
              --                   --         527,016              --
              --                   --         110,391

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004


                                                                                                           PIMCO
                                                                                                        Total Return
                                                                                                         Portfolio
                                                                                                       --------------
ASSETS
   Investments, at value (Note 2)*                                                                     $2,100,139,789
   Repurchase Agreement                                                                                    23,632,000
   Cash                                                                                                       805,313
   Cash denominated in foreign currencies**                                                                10,085,658
   Receivable for investments sold                                                                        225,990,332
   Receivable for Trust shares sold                                                                         9,536,263
   Dividends receivable                                                                                            --
   Interest receivable                                                                                      9,974,968
   Net variation margin on financial futures contracts (Note 7)                                             1,523,136
   Unrealized appreciation on forward currency contracts (Note 8)                                           1,373,156
   Other assets                                                                                                20,729
                                                                                                       --------------
      Total assets                                                                                      2,383,081,344
                                                                                                       --------------
LIABILITIES
   Payables for:
      Investments purchased                                                                               124,326,657
      When-issued / delayed delivery investments (Note 2)                                                 260,381,578
      Trust shares redeemed                                                                                 4,135,199
      Securities sold short, at value ( proceeds $218,413,814) (Note 2)                                   218,404,122
      Open swap contracts at fair value (Note 10)                                                          15,022,433
      Outstanding written options***                                                                          881,312
      Distribution and services fees - Class B                                                                224,947
      Distribution and services fees - Class E                                                                 18,778
      Collateral on securities on loan                                                                             --
      Interest payable swap position                                                                        5,733,940
      Investment advisory fee payable (Note 3)                                                                701,442
      Administration fee payable                                                                               21,621
      Custodian and accounting fees payable                                                                    24,637
   Accrued expenses                                                                                           142,867
                                                                                                       --------------
      Total liabilities                                                                                   630,019,533
                                                                                                       --------------
NET ASSETS                                                                                             $1,753,061,811
                                                                                                       ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $1,738,743,146
   Accumulated net realized gain (loss)                                                                     8,349,265
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                          6,624,166
   Undistributed (distributions in excess of) net investment income                                          (654,766)
                                                                                                       --------------
      Total                                                                                            $1,753,061,811
                                                                                                       ==============
NET ASSETS
   Class A                                                                                             $  577,981,535
                                                                                                       ==============
   Class B                                                                                              1,028,516,792
                                                                                                       ==============
   Class E                                                                                                146,563,484
                                                                                                       ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                 50,716,821
                                                                                                       ==============
   Class B                                                                                                 90,890,100
                                                                                                       ==============
   Class E                                                                                                 12,928,080
                                                                                                       ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $        11.40
                                                                                                       ==============
   Class B                                                                                                      11.32
                                                                                                       ==============
   Class E                                                                                                      11.34
                                                                                                       ==============

-----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $2,090,744,710
**Cost of cash denominated in foreign currencies                                                           10,027,304
***Cost of written options                                                                                  4,561,605

                                                                                                            Met/Putnam
                                                                                                       Capital Opportunities
                                                                                                             Portfolio
                                                                                                       ---------------------
ASSETS
   Investments, at value (Note 2)*                                                                               $56,370,850
   Repurchase Agreement                                                                                              194,000
   Cash                                                                                                                  776
   Cash denominated in foreign currencies**                                                                               --
   Receivable for investments sold                                                                                   149,455
   Receivable for Trust shares sold                                                                                       --
   Dividends receivable                                                                                               70,621
   Interest receivable                                                                                                    29
   Net variation margin on financial futures contracts (Note 7)                                                           --
   Unrealized appreciation on forward currency contracts (Note 8)                                                         --
   Other assets                                                                                                          651
                                                                                                       ---------------------
      Total assets                                                                                                56,786,382
                                                                                                       ---------------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                           66,643
      When-issued / delayed delivery investments (Note 2)                                                                 --
      Trust shares redeemed                                                                                           15,835
      Securities sold short, at value ( proceeds $218,413,814) (Note 2)
      Open swap contracts at fair value (Note 10)                                                                         --
      Outstanding written options***                                                                                      --
      Distribution and services fees - Class B                                                                           837
      Distribution and services fees - Class E                                                                            --
      Collateral on securities on loan                                                                             5,702,584
      Interest payable swap position                                                                                      --
      Investment advisory fee payable (Note 3)                                                                        36,517
      Administration fee payable                                                                                         902
      Custodian and accounting fees payable                                                                            9,160
   Accrued expenses                                                                                                   32,923
                                                                                                       ---------------------
      Total liabilities                                                                                            5,865,401
                                                                                                       ---------------------
NET ASSETS                                                                                                       $50,920,981
                                                                                                       =====================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                               $48,454,763
   Accumulated net realized gain (loss)                                                                           (6,321,508)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                                 8,665,754
   Undistributed (distributions in excess of) net investment income                                                  121,972
                                                                                                       ---------------------
      Total                                                                                                      $50,920,981
                                                                                                       =====================
NET ASSETS
   Class A                                                                                                       $46,897,988
                                                                                                       =====================
   Class B                                                                                                         4,022,993
                                                                                                       =====================
   Class E                                                                                                                --
                                                                                                       =====================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                         3,318,870
                                                                                                       =====================
   Class B                                                                                                           287,234
                                                                                                       =====================
   Class E                                                                                                                --
                                                                                                       =====================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                       $     14.13
                                                                                                       =====================
   Class B                                                                                                             14.01
                                                                                                       =====================
   Class E                                                                                                                --
                                                                                                       =====================

------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                             $47,705,096
**Cost of cash denominated in foreign currencies                                                                          --
***Cost of written options

                                                                                                        Third Avenue
                                                                                                       Small Cap Value
                                                                                                          Portfolio
                                                                                                       ---------------
ASSETS
   Investments, at value (Note 2)*                                                                        $688,270,928
   Repurchase Agreement                                                                                     81,199,000
   Cash                                                                                                            449
   Cash denominated in foreign currencies**                                                                         --
   Receivable for investments sold                                                                           1,485,000
   Receivable for Trust shares sold                                                                          4,051,078
   Dividends receivable                                                                                        769,920
   Interest receivable                                                                                           2,819
   Net variation margin on financial futures contracts (Note 7)                                                     --
   Unrealized appreciation on forward currency contracts (Note 8)                                                   --
   Other assets                                                                                                  7,496
                                                                                                       ---------------
      Total assets                                                                                         775,786,690
                                                                                                       ---------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                  1,600,099
      When-issued / delayed delivery investments (Note 2)                                                           --
      Trust shares redeemed                                                                                  3,676,671
      Securities sold short, at value ( proceeds $218,413,814) (Note 2)
      Open swap contracts at fair value (Note 10)                                                                   --
      Outstanding written options***                                                                                --
      Distribution and services fees - Class B                                                                 101,537
      Distribution and services fees - Class E                                                                      --
      Collateral on securities on loan                                                                     128,133,883
      Interest payable swap position                                                                                --
      Investment advisory fee payable (Note 3)                                                                 395,071
      Administration fee payable                                                                                 9,254
      Custodian and accounting fees payable                                                                      8,444
   Accrued expenses                                                                                             56,380
                                                                                                       ---------------
      Total liabilities                                                                                    133,981,339
                                                                                                       ---------------
NET ASSETS                                                                                                $641,805,351
                                                                                                       ===============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                        $485,339,385
   Accumulated net realized gain (loss)                                                                      2,441,495
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                         154,022,131
   Undistributed (distributions in excess of) net investment income                                              2,340
                                                                                                       ---------------
      Total                                                                                               $641,805,351
                                                                                                       ===============
NET ASSETS
   Class A                                                                                                $206,346,615
                                                                                                       ===============
   Class B                                                                                                 435,458,736
                                                                                                       ===============
   Class E                                                                                                          --
                                                                                                       ===============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                  14,349,821
                                                                                                       ===============
   Class B                                                                                                  30,307,113
                                                                                                       ===============
   Class E                                                                                                          --
                                                                                                       ===============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                $      14.38
                                                                                                       ===============
   Class B                                                                                                       14.37
                                                                                                       ===============
   Class E                                                                                                          --
                                                                                                       ===============

----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                      $534,252,347
**Cost of cash denominated in foreign currencies                                                                    --
***Cost of written options

                       See notes to financial statements

T. Rowe Price       Turner
Mid-Cap Growth  Mid-Cap Growth
  Portfolio       Portfolio
--------------  --------------
  $589,598,883    $154,410,268
            --       2,065,000
            --             813
            --              --
     1,032,580              --
     1,391,711       1,463,152
       139,547          47,491
        45,260              43
            --              --
            --              --
         5,751           1,820
--------------  --------------
   592,213,732     157,988,587
--------------  --------------
     1,879,161         183,440
            --              --
     1,291,237       1,388,532
            --              --
            --              --
            --              --
        76,128          20,648
            --              --
    76,364,410              --
            --              --
       313,399         108,875
         7,812           2,532
         8,419           7,719
        50,943          34,193
--------------  --------------
    79,991,509       1,745,939
--------------  --------------
  $512,222,223    $156,242,648
==============  ==============
  $408,722,291    $135,359,755
    14,455,586      (3,615,771)
    89,052,114      24,500,397
        (7,768)         (1,733)
--------------  --------------
  $512,222,223    $156,242,648
==============  ==============
  $145,735,567    $ 76,495,127
==============  ==============
   345,012,163      79,747,521
==============  ==============
    21,474,493              --
==============  ==============
    19,294,635       6,810,572
==============  ==============
    46,163,851       7,104,659
==============  ==============
     2,861,385              --
==============  ==============
  $       7.55    $      11.23
==============  ==============
          7.47           11.22
==============  ==============
          7.50              --
==============  ==============

-------------------------------
  $500,859,276    $129,909,871
            --              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                      Met/AIM Mid Cap  Met/AIM Small
                                                                                        Core Equity     Cap Growth
                                                                                         Portfolio       Portfolio
                                                                                      ---------------  -------------
INVESTMENT INCOME:
    Dividends (1)                                                                         $ 3,054,622    $   487,471
    Interest (2)                                                                              332,428        421,295
                                                                                      ---------------  -------------
       Total investment income                                                              3,387,050        908,766
                                                                                      ---------------  -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                        1,976,021      3,190,382
    Deferred Expense Reimbursement (Note 3)                                                   122,843        197,306
    Administration fees                                                                        63,734         78,846
    Custody and accounting fees                                                                80,151        185,399
    Distribution fee - Class B                                                                588,239        830,003
    Distribution fee - Class E                                                                 39,852         15,727
    Transfer agent fees                                                                        25,028         24,433
    Audit                                                                                      19,425         19,425
    Legal                                                                                      19,960         20,612
    Trustee fees and expenses                                                                  15,642         15,642
    Shareholder reporting                                                                      28,542         38,153
    Insurance                                                                                   7,236          9,268
    Organizational expense                                                                         --             --
    Other                                                                                       1,879          1,879
                                                                                      ---------------  -------------
       Total expenses                                                                       2,988,552      4,627,075
       Less fees waived and expenses reimbursed by the adviser                                     --             --
       Less broker commission recapture                                                      (100,644)      (102,162)
                                                                                      ---------------  -------------
    Net expenses                                                                            2,887,908      4,524,913
                                                                                      ---------------  -------------
    Net investment income                                                                     499,142     (3,616,147)
                                                                                      ---------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                         33,878,964     10,209,020
       Futures contracts                                                                           --      1,103,650
       Options contracts                                                                           --        595,994
       Foreign currency related transactions                                                       --             --
                                                                                      ---------------  -------------
          Net realized gain (loss) on investments, futures contracts, options
            contracts and foreign currency related transactions                            33,878,964     11,908,664
                                                                                      ---------------  -------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and foreign currency
          Beginning of period                                                              28,622,011     38,922,960
          End of period                                                                    29,471,839     63,681,341
                                                                                      ---------------  -------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts and foreign currency                                      849,828     24,758,381
                                                                                      ---------------  -------------
    Net realized and unrealized gain (loss) on investments, futures contracts,
       options contracts and foreign currency related transactions                         34,728,792     36,667,045
                                                                                      ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $35,227,934    $33,050,898
                                                                                      ===============  =============

----------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                        $    26,463    $       987
(2)Interest income includes security lending income of:                                        14,955        145,509
*For the period 5/1/2004 (commencement of operations) through 12/31/2004.

                                                                                      Goldman Sachs
                                                                                      Mid-Cap Value
                                                                                       Portfolio*
                                                                                      -------------
INVESTMENT INCOME:
    Dividends (1)                                                                       $ 1,676,626
    Interest (2)                                                                             32,289
                                                                                      -------------
       Total investment income                                                            1,708,915
                                                                                      -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                        677,715
    Deferred Expense Reimbursement (Note 3)                                                      --
    Administration fees                                                                      23,266
    Custody and accounting fees                                                              55,526
    Distribution fee - Class B                                                              202,438
    Distribution fee - Class E                                                                   --
    Transfer agent fees                                                                      15,654
    Audit                                                                                    18,800
    Legal                                                                                    11,696
    Trustee fees and expenses                                                                10,720
    Shareholder reporting                                                                     8,693
    Insurance                                                                                 1,875
    Organizational expense                                                                    2,255
    Other                                                                                       508
                                                                                      -------------
       Total expenses                                                                     1,029,146
       Less fees waived and expenses reimbursed by the adviser                                 (876)
       Less broker commission recapture                                                      (9,518)
                                                                                      -------------
    Net expenses                                                                          1,018,752
                                                                                      -------------
    Net investment income                                                                   690,163
                                                                                      -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                        4,549,248
       Futures contracts                                                                         --
       Options contracts                                                                         --
       Foreign currency related transactions                                                     --
                                                                                      -------------
          Net realized gain (loss) on investments, futures contracts, options
            contracts and foreign currency related transactions                           4,549,248
                                                                                      -------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and foreign currency
          Beginning of period                                                                    --
          End of period                                                                  26,685,739
                                                                                      -------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts and foreign currency                                 26,685,739
                                                                                      -------------
    Net realized and unrealized gain (loss) on investments, futures contracts,
       options contracts and foreign currency related transactions                       31,234,987
                                                                                      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $31,925,150
                                                                                      =============

----------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                      $     2,911
(2)Interest income includes security lending income of:                                          --
*For the period 5/1/2004 (commencement of operations) through 12/31/2004.

                       See notes to financial statements

Harris Oakmark       Janus          Lord Abbett     Lord Abbett
International      Aggressive     America's Value  Bond Debenture
  Portfolio     Growth Portfolio     Portfolio       Portfolio
--------------  ----------------  ---------------  --------------
  $ 13,459,134       $ 4,228,962       $  470,322     $ 2,729,295
       440,422           393,708          336,048      73,993,608
--------------  ----------------  ---------------  --------------
    13,899,556         4,622,670          806,370      76,722,903
--------------  ----------------  ---------------  --------------
     4,799,579         3,367,260          127,243       6,799,252
        70,893           286,247               --              --
       118,415            95,178            7,083         233,568
       552,694           147,921           58,854         202,226
     1,235,386           957,447           48,939       2,279,043
        69,836             7,423               --          45,942
        24,121            20,782            6,701          24,932
        20,500            19,426           23,600          20,250
        19,960            19,960           21,847          19,960
        15,642            15,643           15,548          15,643
        78,738            63,401            1,474         125,144
        13,276            11,263              390          32,477
            --                --               --              --
         1,879             1,879            1,879           2,480
--------------  ----------------  ---------------  --------------
     7,020,919         5,013,830          313,558       9,800,917
            --                --          (98,677)             --
       (94,306)          (62,625)          (1,489)             --
--------------  ----------------  ---------------  --------------
     6,926,613         4,951,205          213,392       9,800,917
--------------  ----------------  ---------------  --------------
     6,972,943          (328,535)         592,978      66,921,986
--------------  ----------------  ---------------  --------------
    16,381,524         5,126,655          420,310      19,498,066
            --                --               --              --
            --                --               --              --
       126,723                --               --              --
--------------  ----------------  ---------------  --------------

    16,508,247         5,126,655          420,310      19,498,066
--------------  ----------------  ---------------  --------------
    51,180,253        36,494,001          893,601      59,281,208
   154,004,079        77,807,798        3,883,374      66,428,920
--------------  ----------------  ---------------  --------------
   102,823,826        41,313,797        2,989,773       7,147,712
--------------  ----------------  ---------------  --------------

   119,332,073        46,440,452        3,410,083      26,645,778
--------------  ----------------  ---------------  --------------
  $126,305,016       $46,111,917       $4,003,061     $93,567,764
==============  ================  ===============  ==============

-----------------------------------------------------------------
  $  1,370,690       $   124,342       $      171     $     2,850
       339,641            50,886               --         347,039

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004


                                                                              Lord Abbett         Lord Abbett
                                                                           Growth and Income  Growth Opportunities
                                                                               Portfolio           Portfolio
                                                                           -----------------  --------------------
INVESTMENT INCOME:
    Dividends (1)                                                               $ 48,513,913            $  249,131
    Interest (2)                                                                     672,920                22,411
                                                                           -----------------  --------------------
       Total investment income                                                    49,186,833               271,542
                                                                           -----------------  --------------------
EXPENSES:
    Investment advisory fee (Note 3)                                              13,624,840               396,571
    Deferred Expense Reimbursement (Note 3)                                          415,534                    --
    Administration fees                                                              489,964                19,003
    Custody and accounting fees                                                      259,657                51,575
    Distribution fee - Class B                                                     3,371,798                76,235
    Distribution fee - Class E                                                            --                    --
    Transfer agent fees                                                               15,630                13,220
    Audit                                                                             15,950                15,199
    Legal                                                                             19,944                19,960
    Trustee fees and expenses                                                         15,649                15,652
    Shareholder reporting                                                            396,998                 4,220
    Insurance                                                                         81,766                 2,072
    Organization expense                                                                  --                    --
    Other                                                                              2,070                 1,879
                                                                           -----------------  --------------------
       Total expenses                                                             18,709,800               615,586
       Less fees waived and expenses reimbursed by the adviser                            --               (29,475)
       Less broker commission recapture                                             (444,971)                   --
                                                                           -----------------  --------------------
    Net expenses                                                                  18,264,829               586,111
                                                                           -----------------  --------------------
    Net investment income                                                         30,922,004              (314,569)
                                                                           -----------------  --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                92,681,329             5,277,754
                                                                           -----------------  --------------------
          Net realized gain (loss) on investments                                 92,681,329             5,277,754
                                                                           -----------------  --------------------
    Unrealized appreciation (depreciation) on investments
          Beginning of period                                                    316,767,202             7,568,257
          End of period                                                          528,730,437             9,554,478
                                                                           -----------------  --------------------
    Net change in unrealized appreciation (depreciation) on investments          211,963,235             1,986,221
                                                                           -----------------  --------------------
    Net realized and unrealized gain (loss) on investments                       304,644,564             7,263,975
                                                                           -----------------  --------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $335,566,568            $6,949,406
                                                                           =================  ====================

--------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                              $    206,364            $      918
(2)Interest income includes security lending income of:                               98,700                 9,685
*For the period 11/4/2004 (commencement of operations) through 12/31/2004.

                                                                            Lord Abbett
                                                                           Mid-Cap Value
                                                                             Portfolio
                                                                           -------------
INVESTMENT INCOME:
    Dividends (1)                                                            $ 3,858,039
    Interest (2)                                                                  55,089
                                                                           -------------
       Total investment income                                                 3,913,128
                                                                           -------------
EXPENSES:
    Investment advisory fee (Note 3)                                           1,658,919
    Deferred Expense Reimbursement (Note 3)                                           --
    Administration fees                                                           52,770
    Custody and accounting fees                                                   68,015
    Distribution fee - Class B                                                   330,343
    Distribution fee - Class E                                                        --
    Transfer agent fees                                                           14,152
    Audit                                                                         19,050
    Legal                                                                         19,960
    Trustee fees and expenses                                                     15,642
    Shareholder reporting                                                         17,326
    Insurance                                                                      6,869
    Organization expense                                                              --
    Other                                                                          1,879
                                                                           -------------
       Total expenses                                                          2,204,925
       Less fees waived and expenses reimbursed by the adviser                        --
       Less broker commission recapture                                          (13,208)
                                                                           -------------
    Net expenses                                                               2,191,717
                                                                           -------------
    Net investment income                                                      1,721,411
                                                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                            16,015,176
                                                                           -------------
          Net realized gain (loss) on investments                             16,015,176
                                                                           -------------
    Unrealized appreciation (depreciation) on investments
          Beginning of period                                                 32,994,154
          End of period                                                       71,645,111
                                                                           -------------
    Net change in unrealized appreciation (depreciation) on investments       38,650,957
                                                                           -------------
    Net realized and unrealized gain (loss) on investments                    54,666,133
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $56,387,544
                                                                           =============

-----------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                           $     7,436
(2)Interest income includes security lending income of:                           16,362
*For the period 11/4/2004 (commencement of operations) through 12/31/2004.

                       See notes to financial statements

      MetLife             MetLife            MetLife            MetLife
Aggressive Strategy  Balanced Strategy  Defensive Strategy  Growth Strategy
    Portfolio*          Portfolio*          Portfolio*        Portfolio*
-------------------  -----------------  ------------------  ---------------
         $  976,937        $17,141,615          $2,368,666      $10,284,330
                 --                 --                  --               --
-------------------  -----------------  ------------------  ---------------
            976,937         17,141,615           2,368,666       10,284,330
-------------------  -----------------  ------------------  ---------------
             19,094             97,618               8,957           86,163
                 --                 --                  --               --
              4,754              4,754               4,754            4,754
              4,424              4,424               4,424            4,424
             47,736            244,043              22,393          215,408
                 --                 --                  --               --
                606                606                 606              605
             15,800             15,800              15,800           15,800
              3,276              3,276               3,276            3,276
                819                819                 819              819
              1,639              1,639               1,639            1,639
                491                491                 491              491
                 --                 --                  --               --
                 --                 --                  --               --
-------------------  -----------------  ------------------  ---------------
             98,639            373,470              63,159          333,379
            (32,988)           (32,988)            (32,988)         (32,988)
                 --                 --                  --               --
-------------------  -----------------  ------------------  ---------------
             65,651            340,482              30,171          300,391
-------------------  -----------------  ------------------  ---------------
            911,286         16,801,133           2,338,495        9,983,939
-------------------  -----------------  ------------------  ---------------
                 --                 --                  --               --
-------------------  -----------------  ------------------  ---------------
                 --                 --                  --               --
-------------------  -----------------  ------------------  ---------------
                 --                 --                  --               --
          6,409,313         12,280,495            (468,308)      20,658,397
-------------------  -----------------  ------------------  ---------------
          6,409,313         12,280,495            (468,308)      20,658,397
-------------------  -----------------  ------------------  ---------------
          6,409,313         12,280,495            (468,308)      20,658,397
-------------------  -----------------  ------------------  ---------------
         $7,320,599        $29,081,628          $1,870,187      $30,642,336
===================  =================  ==================  ===============

----------------------------------------------------------------------------
         $       --        $        --          $       --      $        --
                 --                 --                  --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004


                                                                                             MetLife       MFS Research
                                                                                        Moderate Strategy  International
                                                                                           Portfolio**       Portfolio
                                                                                        -----------------  -------------
INVESTMENT INCOME:
    Dividends (1)                                                                              $7,287,468   $  7,858,424
    Interest (2)                                                                                       --        366,471
                                                                                        -----------------  -------------
       Total investment income                                                                  7,287,468      8,224,895
                                                                                        -----------------  -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                               31,850      3,514,055
    Deferred Expense Reimbursement (Note 3)                                                            --        617,855
    Administration fees                                                                             4,754         97,619
    Custody and accounting fees                                                                     4,424        577,961
    Distribution fee - Class B                                                                     79,625        898,544
    Distribution fee - Class E                                                                         --         13,342
    Transfer agent fees                                                                               605         25,474
    Audit                                                                                          15,800         16,824
    Legal                                                                                           3,276         19,960
    Trustee fees and expenses                                                                         819         15,652
    Shareholder reporting                                                                           1,639         65,207
    Insurance                                                                                         491         12,176
    Organizational expense                                                                             --             --
    Other                                                                                              --          1,883
                                                                                        -----------------  -------------
       Total expenses                                                                             143,283      5,876,552
       Less fees waived and expenses reimbursed by the adviser                                    (32,988)            --
       Less broker commission recapture                                                                --        (68,406)
                                                                                        -----------------  -------------
    Net expenses                                                                                  110,295      5,808,146
                                                                                        -----------------  -------------
    Net investment income                                                                       7,177,173      2,416,749
                                                                                        -----------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                                     --     53,491,373
       Futures contracts                                                                               --             --
       Options contracts                                                                               --             --
       Swap contracts                                                                                  --             --
       Foreign currency related transactions                                                           --             --
                                                                                        -----------------  -------------
          Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                               --     53,491,373
                                                                                        -----------------  -------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                          --     43,809,369
          End of period                                                                           801,115     95,219,610
                                                                                        -----------------  -------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                          801,115     51,410,241
                                                                                        -----------------  -------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and foreign currency related transactions                        801,115    104,901,614
                                                                                        -----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $7,978,288   $107,318,363
                                                                                        =================  =============

--------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                             $       --   $    886,020
(2)Interest income includes security lending income of:                                                --        288,313
*For the period 5/1/2004 (commencement of operations) through 12/31/2004.
**For the period 11/4/2004 (commencement of operations) through 12/31/2004.

                                                                                          Money
                                                                                         Market
                                                                                        Portfolio
                                                                                        ----------
INVESTMENT INCOME:
    Dividends (1)                                                                       $       --
    Interest (2)                                                                         2,634,533
                                                                                        ----------
       Total investment income                                                           2,634,533
                                                                                        ----------
EXPENSES:
    Investment advisory fee (Note 3)                                                       767,884
    Deferred Expense Reimbursement (Note 3)                                                     --
    Administration fees                                                                     44,117
    Custody and accounting fees                                                             51,128
    Distribution fee - Class B                                                             468,582
    Distribution fee - Class E                                                                  --
    Transfer agent fees                                                                     14,597
    Audit                                                                                   19,049
    Legal                                                                                   19,960
    Trustee fees and expenses                                                               15,642
    Shareholder reporting                                                                   13,993
    Insurance                                                                                6,321
    Organizational expense                                                                      --
    Other                                                                                    2,642
                                                                                        ----------
       Total expenses                                                                    1,423,915
       Less fees waived and expenses reimbursed by the adviser                                  --
       Less broker commission recapture                                                         --
                                                                                        ----------
    Net expenses                                                                         1,423,915
                                                                                        ----------
    Net investment income                                                                1,210,618
                                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                              --
       Futures contracts                                                                        --
       Options contracts                                                                        --
       Swap contracts                                                                           --
       Foreign currency related transactions                                                    --
                                                                                        ----------
          Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                        --
                                                                                        ----------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                   --
          End of period                                                                         --
                                                                                        ----------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                        --
                                                                                        ----------
    Net realized and unrealized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and foreign currency related transactions                      --
                                                                                        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
                                                                                        ==========

--------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                      $       --
(2)Interest income includes security lending income of:                                         --
*For the period 5/1/2004 (commencement of operations) through 12/31/2004.
**For the period 11/4/2004 (commencement of operations) through 12/31/2004.

                       See notes to financial statements

Neuberger Berman      Oppenheimer       PIMCO Inflation      PIMCO
  Real Estate     Capital Appreciation  Protected Bond   PEA Innovation
   Portfolio*          Portfolio           Portfolio       Portfolio
----------------  --------------------  ---------------  --------------
     $ 5,272,053           $11,443,932      $        --    $    870,213
          36,789               242,606        9,593,775         105,200
----------------  --------------------  ---------------  --------------
       5,308,842            11,686,538        9,593,775         975,413
----------------  --------------------  ---------------  --------------
         795,451             4,327,515        3,079,040       1,570,194
              --               239,658               --              --
          30,879               141,502          121,835          44,046
          44,364               181,894          118,449          73,822
         254,676             1,729,128        1,485,102         274,750
           8,137                    --               --              --
          14,375                13,292           13,969          24,877
          18,800                19,423           24,100          19,426
          11,696                19,960           21,438          19,960
          10,720                15,642           15,549          15,642
          10,419                92,642           48,651          15,496
           2,125                18,266           14,030           4,586
           2,255                    --               --              --
             505                 4,929            1,878           1,879
----------------  --------------------  ---------------  --------------
       1,204,402             6,803,851        4,944,041       2,064,678
              --                    --               --              --
         (98,065)              (50,071)              --        (209,461)
----------------  --------------------  ---------------  --------------
       1,106,337             6,753,780        4,944,041       1,855,217
----------------  --------------------  ---------------  --------------
       4,202,505             4,932,758        4,649,734        (879,804)
----------------  --------------------  ---------------  --------------
       6,909,018            49,644,972       40,798,334     (13,318,968)
              --                    --          223,310              --
              --                    --          529,048              --
              --                    --         (659,746)             --
              --               (40,766)        (832,300)             --
----------------  --------------------  ---------------  --------------
       6,909,018            49,604,206       40,058,646     (13,318,968)
----------------  --------------------  ---------------  --------------
              --            65,608,886        4,499,574       6,369,136
      44,064,459            66,409,391       14,234,514      15,839,761
----------------  --------------------  ---------------  --------------
      44,064,459               800,505        9,734,940       9,470,625
----------------  --------------------  ---------------  --------------
      50,973,477            50,404,711       49,793,586      (3,848,343)
----------------  --------------------  ---------------  --------------
     $55,175,982           $55,337,469      $54,443,320    $ (4,728,147)
================  ====================  ===============  ==============

------------------------------------------------------------------------
     $    10,993           $   109,879      $        --    $     34,468
              --                67,435               --          59,785


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004


                                                                            PIMCO           Met/Putnam        Third Avenue
                                                                         Total Return  Capital Opportunities Small Cap Value
                                                                          Portfolio          Portfolio          Portfolio
                                                                         ------------  --------------------- ---------------
INVESTMENT INCOME:
   Dividends (1)                                                          $   111,732             $  756,881    $  6,766,280
   Interest (2)                                                            33,745,949                 14,302         586,921
                                                                         ------------  --------------------- ---------------
   Total investment income                                                 33,857,681                771,183       7,353,201
                                                                         ------------  --------------------- ---------------
EXPENSES:
   Investment advisory fee (Note 3)                                         6,936,055                426,296       3,556,948
   Deferred Expense Reimbursement (Note 3)                                         --                     --              --
   Administration fees                                                        269,703                 17,807          95,858
   Custody and accounting fees                                                298,125                 76,955         107,065
   Distribution fee - Class B                                               2,530,350                  8,129       1,144,024
   Distribution fee - Class E                                                 211,549                     --              --
   Transfer agent fees                                                         25,828                 18,935          15,437
   Audit                                                                       20,250                 19,050          19,825
   Legal                                                                       19,960                 19,960          19,960
   Trustee fees and expenses                                                   15,642                 15,643          15,642
   Shareholder reporting                                                      211,906                    607          63,203
   Insurance                                                                   39,747                  1,720          11,466
   Organizational expense                                                          --                     --              --
   Other                                                                        5,003                  1,879           1,879
                                                                         ------------  --------------------- ---------------
       Total expenses                                                      10,584,118                606,981       5,051,307
       Less broker commission recapture                                            --                     --              --
                                                                         ------------  --------------------- ---------------
   Net expenses                                                            10,584,118                606,981       5,051,307
                                                                         ------------  --------------------- ---------------
   Net investment income                                                   23,273,563                164,202       2,301,894
                                                                         ------------  --------------------- ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN
CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
       Investments                                                          1,229,361              5,976,598      12,395,932
       Futures contracts                                                   42,300,923                     --              --
       Options contracts                                                    2,300,787                     --              --
       Swap contracts                                                       3,465,182                     --              --
       Foreign currency related transactions                                  173,824                     --              --
                                                                         ------------  --------------------- ---------------
          Net realized gain (loss) on investments, futures
            contracts, options contracts, swap contracts and
            foreign currency related transactions                          49,470,077              5,976,598      12,395,932
                                                                         ------------  --------------------- ---------------
   Unrealized appreciation (depreciation) on investments,
       futures contracts, options contracts, swap contracts and
       foreign currency
          Beginning of period                                              12,175,545              6,400,725      52,139,186
          End of period                                                     6,624,166              8,665,754     154,022,131
                                                                         ------------  --------------------- ---------------
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, options contracts, swap
       contracts and foreign currency                                      (5,551,381)             2,265,029     101,882,945
                                                                         ------------  --------------------- ---------------
   Net realized and unrealized gain (loss) on investments,
       futures contracts, options contracts, swap contracts and
       foreign currency related transactions                               43,918,696              8,241,627     114,278,877
                                                                         ------------  --------------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $67,192,259             $8,405,829    $116,580,771
                                                                         ============  ===================== ===============

----------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $        --             $      589    $    154,247
(2)Interest income includes security lending income of:                        77,081                 14,302         147,403
* For the period 5/1/2004 (commencement of operations) through
  12/31/2004.

                       See notes to financial statements

T. Rowe Price       Turner
Mid-Cap Growth  Mid-Cap Growth
  Portfolio       Portfolio*
--------------  --------------
   $ 1,566,265     $   269,574
       393,086          21,211
--------------  --------------
     1,959,351         290,785
--------------  --------------
     3,146,034         596,531
       352,377              --
        91,047          20,392
       114,746          56,082
       844,433         170,724
        25,126              --
        24,356          10,255
        19,425          18,801
        19,960          11,696
        15,642          10,721
        33,271           7,635
        11,078           1,711
            --           2,255
         1,878             505
--------------  --------------
     4,699,373         907,308
       (39,737)        (99,519)
--------------  --------------
     4,659,636         807,789
--------------  --------------
    (2,700,285)       (517,004)
--------------  --------------
    34,680,076      (3,615,771)
    (1,015,560)             --
            --              --
            --              --
            --              --
--------------  --------------
    33,664,516      (3,615,771)
--------------  --------------
    52,431,771              --
    89,052,114      24,500,397
--------------  --------------
    36,620,343      24,500,397
--------------  --------------
    70,284,859      20,884,626
--------------  --------------
   $67,584,574     $20,367,622
==============  ==============

-------------------------------
   $    14,377     $       482
        81,281              --

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2004

                                                          Met/AIM                           Met/AIM
                                                Mid Cap Core Equity Portfolio      Small Cap Growth Portfolio
                                                ----------------------------      ----------------------------
                                                  Year Ended     Year Ended         Year Ended    Year Ended
                                                 December 31,   December 31,       December 31,  December 31,
                                                     2004           2003               2004          2003
                                                ------------------------------    ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $     499,142   $    (78,825)     $  (3,616,147) $ (1,218,582)
   Net realized gain (loss) on investments,
       futures contracts, options contracts
       and currency related transactions           33,878,964      2,398,416         11,908,664     1,248,513
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                                   849,828     30,237,070         24,758,381    41,334,926
                                                -------------   ------------  -   -------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                   35,227,934     32,556,661         33,050,898    41,364,857
                                                -------------   ------------  -   -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                               --         (3,323)                --            --
     Class B                                               --             --                 --            --
     Class E                                               --            (38)                --            --
   From net realized gains
     Class A                                               --        (35,056)                --            --
     Class B                                               --     (1,640,022)                --            --
     Class E                                               --       (154,430)                --            --
                                                -------------   ------------  -   -------------  ------------
   Net decrease in net assets resulting from
       distributions                                       --     (1,832,869)                --            --
                                                -------------   ------------  -   -------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4):
   Proceeds from shares sold
     Class A                                       54,894,820      3,035,428         86,292,636     5,571,606
     Class B                                      102,685,594    154,746,959        236,051,026   134,139,727
     Class E                                       11,547,030     13,507,687          5,979,215     9,321,197
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                               --         38,379                 --            --
     Class B                                               --      1,640,022                 --            --
     Class E                                               --        154,467                 --            --
   Cost of shares repurchased
     Class A                                       (2,497,798)    (3,929,539)        (2,533,281)   (8,690,614)
     Class B                                     (133,288,217)    (4,591,756)      (162,516,156)  (11,975,712)
     Class E                                       (4,345,433)      (574,008)        (2,926,367)   (4,130,987)
                                                -------------   ------------  -   -------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions             28,995,996    164,027,639        160,347,073   124,235,217
                                                -------------   ------------  -   -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            64,223,930    194,751,431        193,397,971   165,600,074
   Net assets at beginning of year                236,049,743     41,298,312        221,205,179    55,605,105
                                                -------------   ------------  -   -------------  ------------
   Net assets at end of year                    $ 300,273,673   $236,049,743      $ 414,603,150  $221,205,179
                                                =============   ============  =   =============  ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $     505,713   $     (1,968)     $      (2,120) $     (3,318)
                                                =============   ============  =   =============  ============
* For the period 5/1/2004 (commencement of operations)
  through 12/31/2004.

                       See notes to financial statements

     Goldman Sachs                  Harris Oakmark
Mid-Cap Value Portfolio        International Portfolio
-------------------------    ----------------------------
     Period Ended              Year Ended    Year Ended
     December 31,             December 31,  December 31,
         2004*                    2004          2003
-------------------------    ----------------------------
           $    690,163      $   6,972,943  $    255,709
              4,549,248         16,508,247     2,359,172
             26,685,739        102,823,826    51,536,541
           ------------  -   -------------  ------------
             31,925,150        126,305,016    54,151,422
           ------------  -   -------------  ------------
               (503,784)           (67,270)      (72,010)
               (246,118)                --    (2,219,746)
                     --             (7,919)     (191,391)
             (1,061,691)                --       (20,578)
               (942,635)                --      (713,780)
                     --                 --       (57,951)
           ------------  -   -------------  ------------
             (2,754,228)           (75,189)   (3,275,456)
           ------------  -   -------------  ------------
            122,709,132        262,454,536     8,155,873
            146,508,373        359,768,952   228,384,565
                     --         46,840,558    26,534,559
              1,565,475             67,269        92,588
              1,188,753                 --     2,933,526
                     --              7,919       249,342
               (600,135)        (4,757,148)   (6,437,137)
            (70,578,360)      (269,632,570)   (7,138,795)
                     --         (5,154,361)   (7,824,450)
           ------------  -   -------------  ------------
            200,793,238        389,595,155   244,950,071
           ------------  -   -------------  ------------
            229,964,160        515,824,982   295,826,037
                     --        320,002,503    24,176,466
           ------------  -   -------------  ------------
           $229,964,160      $ 835,827,485  $320,002,503
           ============  =   =============  ============
           $     (1,733)     $   6,079,560  $ (1,767,662)
           ============  =   =============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2004

                                                                                Janus Aggressive
                                                                                Growth Portfolio
                                                                          ---------------------------
                                                                            Year Ended    Year Ended
                                                                           December 31,  December 31,
                                                                               2004          2003
                                                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                          $    (328,535) $   (480,097)
    Net realized gain (loss) on investments and currency related
       transactions                                                           5,126,655     4,479,938
    Net change in unrealized appreciation (depreciation) on
       investments and foreign currency related
       transactions                                                          41,313,797    38,621,922
                                                                          -------------  ------------  -
    Net increase (decrease) in net assets resulting from operations          46,111,917    42,621,763
                                                                          -------------  ------------  -
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                         --            --
     Class B                                                                         --            --
     Class E                                                                         --            --
    From net realized gains
     Class A                                                                         --            --
     Class B                                                                         --            --
     Class E                                                                         --            --
                                                                          -------------  ------------  -
    Net decrease in net assets resulting from distributions                          --            --
                                                                          -------------  ------------  -
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
    Proceeds from shares sold
     Class A                                                                231,046,855     3,893,275
     Class B                                                                253,256,204   165,915,346
     Class E                                                                  2,264,527     1,904,656
    Net asset value of shares issued through acquisition
     Class A                                                                         --    13,480,356
     Class B                                                                         --     6,029,324
     Class E                                                                         --     1,825,954
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                         --            --
     Class B                                                                         --            --
     Class E                                                                         --            --
    Cost of shares repurchased
     Class A                                                                (10,580,251)   (4,356,693)
     Class B                                                               (201,600,167)   (3,885,240)
     Class E                                                                 (1,239,917)     (453,848)
                                                                          -------------  ------------  -
    Net increase (decrease) in net assets from capital share
       transactions                                                         273,147,251   184,353,130
                                                                          -------------  ------------  -
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     319,259,168   226,974,893
    Net assets at beginning of year                                         276,527,916    49,553,023
                                                                          -------------  ------------  -
    Net assets at end of year                                             $ 595,787,084  $276,527,916
                                                                          =============  ============  =
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                   $      (2,215) $     (5,718)
                                                                          =============  ============  =

                                                                            Lord Abbett America's
                                                                               Value Portfolio
                                                                          ------------------------
                                                                           Year Ended  Period Ended
                                                                          December 31, December 31,
                                                                              2004        2003**
                                                                          -------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                          $   592,978   $  122,213
    Net realized gain (loss) on investments and currency related
       transactions                                                           420,310       44,690
    Net change in unrealized appreciation (depreciation) on
       investments and foreign currency related
       transactions                                                         2,989,773      893,601
                                                                          -----------   ----------
    Net increase (decrease) in net assets resulting from operations         4,003,061    1,060,504
                                                                          -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                       --     (137,103)
     Class B                                                                 (602,825)          --
     Class E                                                                       --           --
    From net realized gains
     Class A                                                                       --      (70,479)
     Class B                                                                 (294,872)          --
     Class E                                                                       --           --
                                                                          -----------   ----------
    Net decrease in net assets resulting from distributions                  (897,697)    (207,582)
                                                                          -----------   ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
    Proceeds from shares sold
     Class A                                                                       --           --
     Class B                                                               26,071,543    8,075,711
     Class E                                                                       --           --
    Net asset value of shares issued through acquisition
     Class A                                                                       --           --
     Class B                                                                       --           --
     Class E                                                                       --           --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                       --           --
     Class B                                                                  897,697      207,583
     Class E                                                                       --           --
    Cost of shares repurchased
     Class A                                                                       --           --
     Class B                                                               (3,544,101)    (163,418)
     Class E                                                                       --           --
                                                                          -----------   ----------
    Net increase (decrease) in net assets from capital share
       transactions                                                        23,425,139    8,119,876
                                                                          -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    26,530,503    8,972,798
    Net assets at beginning of year                                         8,972,798           --
                                                                          -----------   ----------
    Net assets at end of year                                             $35,503,301   $8,972,798
                                                                          ===========   ==========
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                   $    (6,214)  $   (8,129)
                                                                          ===========   ==========

**For the period 5/1/2003 (commencement of operations) through 12/31/2003.

                       See notes to financial statements

          Lord Abbett                         Lord Abbett
   Bond Debenture Portfolio           Growth and Income Portfolio
--------------------------------    -------------------------------
 Period Ended     Year Ended          Year Ended      Year Ended
 December 31,    December 31,        December 31,    December 31,
     2004            2003                2004            2003
--------------------------------    -------------------------------
$   66,921,986  $   41,262,780      $   30,922,004  $   16,719,205

    19,498,066       1,040,118          92,681,329     (19,337,579)


     7,147,712      74,061,963         211,963,235     464,649,005
--------------  --------------  -   --------------  --------------
    93,567,764     116,364,861         335,566,568     462,030,631
--------------  --------------  -   --------------  --------------
   (16,480,060)     (3,790,704)         (8,324,659)    (10,764,233)
   (24,779,991)    (11,830,812)         (4,361,705)     (4,755,429)
    (1,133,005)       (350,671)                 --              --
            --              --                  --              --
            --              --                  --              --
            --              --                  --              --
--------------  --------------  -   --------------  --------------
   (42,393,056)    (15,972,187)        (12,686,364)    (15,519,662)
--------------  --------------  -   --------------  --------------
   307,600,359      27,516,248         732,164,945       7,182,562
   373,022,019     517,289,685         526,114,774     549,570,656
    12,794,717      23,507,252                  --              --
            --              --                  --     124,516,736
            --              --                  --       4,578,247
            --              --                  --              --
    16,480,060       3,790,704           8,324,659      10,764,233
    24,779,991      11,830,813           4,361,705       4,755,429
     1,133,005         350,671                  --              --
   (42,951,702)    (33,993,683)       (198,556,419)   (123,176,231)
  (425,267,564)    (32,180,605)       (494,272,802)     (3,515,977)
    (3,001,958)     (4,912,701)                 --              --
--------------  --------------  -   --------------  --------------

   264,588,927     513,198,384         578,136,862     574,675,655
--------------  --------------  -   --------------  --------------
   315,763,635     613,591,058         901,017,066   1,021,186,624
 1,015,660,870     402,069,812       2,248,731,170   1,227,544,546
--------------  --------------  -   --------------  --------------
$1,331,424,505  $1,015,660,870      $3,149,748,236  $2,248,731,170
==============  ==============  =   ==============  ==============

$   69,369,911  $   42,154,519      $   30,922,884  $   12,686,324
==============  ==============  =   ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2004


                                                                                      Lord Abbett
                                                                               Growth Opportunities Portfolio
                                                                               ------------------------------
                                                                                Year Ended      Year Ended
                                                                               December 31,    December 31,
                                                                                   2004            2003
                                                                               -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                               $  (314,569)    $  (272,858)
    Net realized gain (loss) on investments and currency related transactions    5,277,754       3,685,583
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                     1,986,221       8,095,598
                                                                               -----------     -----------    -
    Net increase (decrease) in net assets resulting from operations              6,949,406      11,508,323
                                                                               -----------     -----------    -
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                            --              --
     Class B                                                                            --              --
     Class E                                                                            --              --
    From net realized gains
     Class A                                                                            --              --
     Class B                                                                            --              --
     Class E                                                                            --              --
                                                                               -----------     -----------    -
    Net decrease in net assets resulting from distributions                             --              --
                                                                               -----------     -----------    -
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
    Proceeds from shares sold
     Class A                                                                     1,848,223       2,360,678
     Class B                                                                     5,987,645       4,309,011
     Class E                                                                            --              --
    Net asset value of shares issued through acquisition
     Class A                                                                            --      21,444,194
     Class B                                                                            --       3,877,765
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                            --              --
     Class B                                                                            --              --
     Class E                                                                            --              --
    Cost of shares repurchased
     Class A                                                                    (5,958,093)     (4,075,868)
     Class B                                                                    (1,543,452)     (1,667,438)
     Class E                                                                            --              --
                                                                               -----------     -----------    -
    Net increase (decrease) in net assets from capital share transactions          334,323      26,248,342
                                                                               -----------     -----------    -
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          7,283,729      37,756,665
    Net assets at beginning of year                                             55,228,441      17,471,776
                                                                               -----------     -----------    -
    Net assets at end of year                                                  $62,512,170     $55,228,441
                                                                               ===========     ===========    =
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                        $    (1,494)    $    (2,845)
                                                                               ===========     ===========    =

                                                                                       Lord Abbett
                                                                                 Mid-Cap Value Portfolio
                                                                               ---------------------------
                                                                                Year Ended    Year Ended
                                                                               December 31,  December 31,
                                                                                   2004          2003
                                                                               ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                               $  1,721,411  $  1,261,948
    Net realized gain (loss) on investments and currency related transactions    16,015,176     3,153,035
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                     38,650,957    33,263,405
                                                                               ------------  ------------
    Net increase (decrease) in net assets resulting from operations              56,387,544    37,678,388
                                                                               ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                       (567,036)     (539,103)
     Class B                                                                       (641,122)     (505,069)
     Class E                                                                             --            --
    From net realized gains
     Class A                                                                     (2,682,707)   (1,323,324)
     Class B                                                                     (3,866,110)   (1,451,505)
     Class E                                                                             --            --
                                                                               ------------  ------------
    Net decrease in net assets resulting from distributions                      (7,756,975)   (3,819,001)
                                                                               ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
    Proceeds from shares sold
     Class A                                                                     25,436,777     5,212,528
     Class B                                                                     48,207,902    30,035,072
     Class E                                                                             --            --
    Net asset value of shares issued through acquisition
     Class A                                                                             --            --
     Class B                                                                             --            --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                      3,249,744     1,862,427
     Class B                                                                      4,507,232     1,956,574
     Class E                                                                             --            --
    Cost of shares repurchased
     Class A                                                                    (15,760,542)   (7,190,245)
     Class B                                                                       (833,333)     (665,205)
     Class E                                                                             --            --
                                                                               ------------  ------------
    Net increase (decrease) in net assets from capital share transactions        64,807,780    31,211,151
                                                                               ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         113,438,349    65,070,538
    Net assets at beginning of year                                             190,744,649   125,674,111
                                                                               ------------  ------------
    Net assets at end of year                                                  $304,182,998  $190,744,649
                                                                               ============  ============
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                        $  1,638,116  $  1,208,161
                                                                               ============  ============

                       See notes to financial statements

        MFS Research                     Money Market
  International Portfolio                  Portfolio
-----------------------------    -----------------------------
  Year Ended    Year Ended         Year Ended     Year Ended
 December 31,  December 31,       December 31,   December 31,
     2004          2003               2004           2003
-----------------------------    -----------------------------
$   2,416,749  $    937,184      $   1,210,618  $     754,465
   53,491,373     7,670,590                 --         12,497

   51,410,241    44,397,088                 --             --
-------------  ------------  -   -------------  -------------
  107,318,363    53,004,862          1,210,618        766,962
-------------  ------------  -   -------------  -------------
           --      (334,144)           (39,744)       (22,039)
           --    (1,026,225)        (1,175,912)      (744,923)
           --       (37,867)                --             --
     (617,967)           --                 --             --
     (851,466)           --                 --             --
      (23,550)           --                 --             --
-------------  ------------  -   -------------  -------------
   (1,492,983)   (1,398,236)        (1,215,656)      (766,962)
-------------  ------------  -   -------------  -------------
  230,295,788     6,925,398          5,622,743     16,078,401
  289,831,263   122,539,079        213,526,680    221,367,123
    8,210,830     4,144,092                 --             --
           --    49,225,451                 --             --
           --     1,499,021                 --             --
      617,967       334,144             39,743         26,703
      851,466     1,026,225          1,176,053        744,955
       23,550        37,867                 --             --
  (15,028,001)  (11,306,194)        (7,233,161)   (10,856,104)
 (163,975,108)  (43,701,146)      (243,278,147)  (181,235,075)
   (5,550,819)     (478,727)                --             --
-------------  ------------  -   -------------  -------------
  345,276,936   130,245,210        (30,146,089)    46,126,003
-------------  ------------  -   -------------  -------------
  451,102,316   181,851,836        (30,151,127)    46,126,003
  260,120,031    78,268,195        174,665,848    128,539,845
-------------  ------------  -   -------------  -------------
$ 711,222,347  $260,120,031      $ 144,514,721  $ 174,665,848
=============  ============  =   =============  =============

$   3,212,479  $   (294,119)     $      (2,422) $          --
=============  ============  =   =============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2004


                                                                                                                 MetLife
                                                                                                           Aggressive Strategy
                                                                                                                Portfolio
                                                                                                           -------------------
                                                                                                              Period Ended
                                                                                                              December 31,
                                                                                                                  2004*
                                                                                                           --------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                                              $    911,286
    Net change in unrealized appreciation (depreciation) on investments                                          6,409,313
                                                                                                              ------------
    Net increase (decrease) in net assets resulting from operations                                              7,320,599
                                                                                                              ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class B                                                                                                      (415,966)
    From net realized gains
     Class B                                                                                                      (264,513)
                                                                                                              ------------
    Net decrease in net assets resulting from distributions                                                       (680,479)
                                                                                                              ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class B                                                                                                   297,741,324
    Net asset value of shares issued through dividend reinvestment
     Class B                                                                                                       680,479
    Cost of shares repurchased
     Class B                                                                                                      (527,793)
                                                                                                              ------------
    Net increase (decrease) in net assets from capital share transactions                                      297,894,010
                                                                                                              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                        304,534,130
    Net assets at beginning of year                                                                                     --
                                                                                                              ------------
    Net assets at end of year                                                                                 $304,534,130
                                                                                                              ============
    Net assets at end of period includes undistributed (distributions in excess of) net investment income     $    278,543
                                                                                                              ============
*For the period 11/4/2004 (commencement of operations) through 12/31/2004.

                                                                                                                    MetLife
                                                                                                               Balanced Strategy
                                                                                                                   Portfolio
                                                                                                               -----------------
                                                                                                                 Period Ended
                                                                                                                 December 31,
                                                                                                                     2004*
                                                                                                               -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                                                $   16,801,133
    Net change in unrealized appreciation (depreciation) on investments                                             12,280,495
                                                                                                           -    --------------
    Net increase (decrease) in net assets resulting from operations                                                 29,081,628
                                                                                                           -    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class B                                                                                                       (14,606,246)
    From net realized gains
     Class B                                                                                                          (897,795)
                                                                                                           -    --------------
    Net decrease in net assets resulting from distributions                                                        (15,504,041)
                                                                                                           -    --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class B                                                                                                     1,533,412,693
    Net asset value of shares issued through dividend reinvestment
     Class B                                                                                                        15,504,041
    Cost of shares repurchased
     Class B                                                                                                        (1,266,609)
                                                                                                           -    --------------
    Net increase (decrease) in net assets from capital share transactions                                        1,547,650,125
                                                                                                           -    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                          1,561,227,712
    Net assets at beginning of year                                                                                         --
                                                                                                           -    --------------
    Net assets at end of year                                                                                   $1,561,227,712
                                                                                                           =    ==============
    Net assets at end of period includes undistributed (distributions in excess of) net investment income       $    1,541,136
                                                                                                           =    ==============
*For the period 11/4/2004 (commencement of operations) through 12/31/2004.

                       See notes to financial statements

     MetLife                MetLife               MetLife
Defensive Strategy      Growth Strategy      Moderate Strategy
    Portfolio              Portfolio             Portfolio
--------------------    -----------------    ------------------
   Period Ended          Period Ended          Period Ended
   December 31,           December 31          December 31,
      2004*                  2004*                 2004*
--------------------    -----------------    ------------------
      $  2,338,495       $    9,983,939           $  7,177,173
          (468,308)          20,658,397                801,115
      ------------  -    --------------  -        ------------
         1,870,187           30,642,336              7,978,288
      ------------  -    --------------  -        ------------
        (2,169,357)          (7,536,446)            (6,421,967)
           (68,531)          (1,105,742)              (295,434)
      ------------  -    --------------  -        ------------
        (2,237,888)          (8,642,188)            (6,716,831)
      ------------  -    --------------  -        ------------
       127,961,135        1,348,842,649            492,444,381
         2,237,888            8,642,188              6,716,831
           (23,213)             (59,360)               (72,751)
      ------------  -    --------------  -        ------------
       130,175,810        1,357,425,477            499,088,461
      ------------  -    --------------  -        ------------
       129,808,109        1,379,425,625            500,349,918
                --                   --                     --
      ------------  -    --------------  -        ------------
      $129,808,109       $1,379,425,625           $500,349,918
      ============  =    ==============  =        ============
      $    123,000       $    1,557,159           $    539,967
      ============  =    ==============  =        ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2004


                                                                                Neuberger Berman
                                                                              Real Estate Portfolio
                                                                              -----------------------
                                                                                  Period Ended
                                                                                  December 31,
                                                                                      2004*
                                                                              -----------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                                        $  4,202,505
   Net realized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and currency related transactions                        6,909,018
   Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
       currency related transactions                                                     44,064,459
                                                                                       ------------  -
   Net increase (decrease) in net assets resulting from operations                       55,175,982
                                                                                       ------------  -
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                               (832,185)
     Class B                                                                             (1,746,645)
     Class E                                                                               (233,227)
   From net realized gains
     Class A                                                                             (1,991,167)
     Class B                                                                             (4,580,859)
     Class E                                                                               (570,874)
                                                                                       ------------  -
   Net decrease in net assets resulting from distributions                               (9,954,957)
                                                                                       ------------  -
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                                                             76,262,218
     Class B                                                                            197,280,431
     Class E                                                                             18,737,104
   Net asset value of shares issued through acquisition
     Class A                                                                                     --
     Class B                                                                                     --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                              2,848,333
     Class B                                                                              6,298,135
     Class E                                                                                808,489
   Cost of shares repurchased
     Class A                                                                             (2,967,826)
     Class B                                                                            (78,714,215)
     Class E                                                                               (585,663)
                                                                                       ------------  -
   Net increase (decrease) in net assets from capital share transactions                219,967,006
                                                                                       ------------  -
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 265,188,031
   Net assets at beginning of year                                                               --
                                                                                       ------------  -
   Net assets at end of year                                                           $265,188,031
                                                                                       ============  =
   Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                                $    (64,250)
                                                                                       ============  =
* For the period 5/1/2004 (commencement of operations) through 12/31/2004.

                                                                                  Oppenheimer Capital
                                                                                 Appreciation Portfolio
                                                                              ----------------------------

                                                                                Year Ended    Year Ended
                                                                               December 31,  December 31,
                                                                                   2004          2003
                                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                               $   4,932,758  $    (95,996)
   Net realized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and currency related transactions               49,604,206     3,248,539
   Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
       currency related transactions                                                800,505    77,850,960
                                                                              -------------  ------------
   Net increase (decrease) in net assets resulting from operations               55,337,469    81,003,503
                                                                              -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                       (121,135)           --
     Class B                                                                     (4,403,857)           --
     Class E                                                                             --            --
   From net realized gains
     Class A                                                                       (860,091)           --
     Class B                                                                    (42,042,832)           --
     Class E                                                                             --            --
                                                                              -------------  ------------
   Net decrease in net assets resulting from distributions                      (47,427,915)           --
                                                                              -------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                                                    276,201,808       196,009
     Class B                                                                    334,591,684   348,213,281
     Class E                                                                             --            --
   Net asset value of shares issued through acquisition
     Class A                                                                     18,744,683            --
     Class B                                                                     89,198,053            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                        981,226            --
     Class B                                                                     46,446,689            --
     Class E                                                                             --            --
   Cost of shares repurchased
     Class A                                                                     (3,341,835)     (673,058)
     Class B                                                                   (389,381,422)     (591,691)
     Class E                                                                             --            --
                                                                              -------------  ------------
   Net increase (decrease) in net assets from capital share transactions        373,440,887   347,144,541
                                                                              -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         381,350,441   428,148,044
   Net assets at beginning of year                                              551,239,928   123,091,884
                                                                              -------------  ------------
   Net assets at end of year                                                  $ 932,590,369  $551,239,928
                                                                              =============  ============
   Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                       $     431,942  $     (4,362)
                                                                              =============  ============
* For the period 5/1/2004 (commencement of operations) through 12/31/2004.

                       See notes to financial statements

      PIMCO Inflation               PIMCO PEA Innovation
  Protected Bond Portfolio                Portfolio
-----------------------------    ---------------------------
  Year Ended    Year Ended        Year Ended    Year Ended
 December 31,  December 31,      December 31,  December 31,
     2004          2003              2004          2003
-----------------------------    ---------------------------
$   4,649,734  $    697,403      $   (879,804) $   (680,727)
   40,058,646     5,650,645       (13,318,968)   19,832,646


    9,734,940     4,499,574         9,470,625     7,557,713
-------------  ------------  -   ------------  ------------
   54,443,320    10,847,622        (4,728,147)   26,709,632
-------------  ------------  -   ------------  ------------
   (2,957,493)       (4,745)               --            --
   (3,342,458)   (1,085,411)               --            --
           --            --                --            --
  (14,359,910)      (23,013)          (60,119)           --
  (23,441,391)   (7,066,642)          (77,324)           --
           --            --           (15,399)           --
-------------  ------------  -   ------------  ------------
  (44,101,252)   (8,179,811)         (152,842)           --
-------------  ------------  -   ------------  ------------
  329,566,196     1,095,308        62,210,581    47,831,642
  378,757,210   367,720,499        81,788,974    45,140,135
           --            --        10,445,465    13,812,222
           --            --                --            --
           --            --                --            --
   17,317,403        27,758            60,119            --
   26,783,849     8,152,053            77,324            --
           --            --            15,399            --
   (1,182,332)       (1,021)      (24,912,809)  (23,728,230)
 (295,438,207)  (12,272,087)      (45,631,739)   (9,838,939)
           --            --        (4,296,184)   (1,802,449)
-------------  ------------  -   ------------  ------------
  455,804,119   364,722,510        79,757,130    71,414,381
-------------  ------------  -   ------------  ------------
  466,146,187   367,390,321        74,876,141    98,124,013
  367,390,321            --       127,492,163    29,368,150
-------------  ------------  -   ------------  ------------
$ 833,536,508  $367,390,321      $202,368,304  $127,492,163
=============  ============  =   ============  ============
$     (24,289) $    (98,301)     $     (2,633) $     (5,015)
=============  ============  =   ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2004

                                                                                       PIMCO Total Return
                                                                                            Portfolio
                                                                                 -------------------------------
                                                                                   Year Ended      Year Ended
                                                                                  December 31,    December 31,
                                                                                      2004            2003
                                                                                 --------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                 $   23,273,563  $   16,440,144
    Net realized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and foreign currency related transactions           49,470,077      17,644,491
    Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
       currency related transactions                                                 (5,551,381)      4,165,503
                                                                                 --------------  --------------  -
    Net increase (decrease) in net assets resulting from operations                  67,192,259      38,250,138
                                                                                 --------------  --------------  -
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                        (14,778,557)     (2,208,989)
     Class B                                                                        (71,868,123)     (9,374,791)
     Class E                                                                        (10,030,527)     (1,300,818)
    From net realized gains
     Class A                                                                                 --      (1,814,197)
     Class B                                                                                 --      (8,082,307)
     Class E                                                                                 --      (1,079,008)
                                                                                 --------------  --------------  -
    Net decrease in net assets resulting from distributions                         (96,677,207)    (23,860,110)
                                                                                 --------------  --------------  -
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
    Proceeds from shares sold
     Class A                                                                        299,306,662      66,737,321
     Class B                                                                        336,377,035     578,544,219
     Class E                                                                         40,054,617      95,455,841
    Net asset value of shares issued through acquisition
     Class A                                                                         96,940,433              --
     Class B                                                                         74,811,249              --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                         14,778,557       4,023,186
     Class B                                                                         71,868,123      17,457,098
     Class E                                                                         10,030,527       2,379,826
    Cost of shares repurchased
     Class A                                                                        (27,393,396)    (35,211,581)
     Class B                                                                       (322,241,332)   (140,037,920)
     Class E                                                                        (19,571,050)     (8,065,787)
                                                                                 --------------  --------------  -
    Net increase (decrease) in net assets from capital share transactions           574,961,425     581,282,203
                                                                                 --------------  --------------  -
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             545,476,477     595,672,231
    Net assets at beginning of year                                               1,207,585,334     611,913,103
                                                                                 --------------  --------------  -
    Net assets at end of year                                                    $1,753,061,811  $1,207,585,334
                                                                                 ==============  ==============  =
    Net assets at end of period includes undistributed (distributions in excess
       of) net investment income                                                 $     (654,766) $   45,031,897
                                                                                 ==============  ==============  =
*For the period 5/1/2004 (commencement of operations) through 12/31/2004

                                                                                     Met/Putnam Capital
                                                                                  Opportunities Portfolio
                                                                                 -------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2004          2003
                                                                                 --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                 $    164,202  $    31,165
    Net realized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and foreign currency related transactions          5,976,598    2,391,863
    Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
       currency related transactions                                                2,265,029    9,804,968
                                                                                 ------------  -----------
    Net increase (decrease) in net assets resulting from operations                 8,405,829   12,227,996
                                                                                 ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                               --           --
     Class B                                                                               --           --
     Class E                                                                               --           --
    From net realized gains
     Class A                                                                               --           --
     Class B                                                                               --           --
     Class E                                                                               --           --
                                                                                 ------------  -----------
    Net decrease in net assets resulting from distributions                                --           --
                                                                                 ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
    Proceeds from shares sold
     Class A                                                                          394,764      271,623
     Class B                                                                          842,338      646,146
     Class E                                                                               --           --
    Net asset value of shares issued through acquisition
     Class A                                                                               --           --
     Class B                                                                               --           --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                               --           --
     Class B                                                                               --           --
     Class E                                                                               --           --
    Cost of shares repurchased
     Class A                                                                      (11,359,871)  (8,979,374)
     Class B                                                                         (386,484)    (371,559)
     Class E                                                                               --           --
                                                                                 ------------  -----------
    Net increase (decrease) in net assets from capital share transactions         (10,509,253)  (8,433,164)
                                                                                 ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (2,103,424)   3,794,832
    Net assets at beginning of year                                                53,024,405   49,229,573
                                                                                 ------------  -----------
    Net assets at end of year                                                    $ 50,920,981  $53,024,405
                                                                                 ============  ===========
    Net assets at end of period includes undistributed (distributions in excess
       of) net investment income                                                 $    121,972  $        --
                                                                                 ============  ===========
*For the period 5/1/2004 (commencement of operations) through 12/31/2004

                       See notes to financial statements

        Third Avenue                    T. Rowe Price              Turner Mid-Cap
 Small Cap Value Portfolio         Mid-Cap Growth Portfolio       Growth Portfolio
-----------------------------    -----------------------------    -----------------
  Year Ended    Year Ended         Year Ended    Year Ended         Period Ended
 December 31,  December 31,       December 31,  December 31,        December 31,
     2004          2003               2004          2003               2004*
-----------------------------    -----------------------------    -----------------
$   2,301,894  $    693,813      $  (2,700,285) $ (1,098,670)         $   (517,004)
   12,395,932     3,911,471         33,664,516     7,978,194            (3,615,771)
  101,882,945    53,011,091         36,620,343    52,933,868            24,500,397
-------------  ------------  -   -------------  ------------  -       ------------
  116,580,771    57,616,375         67,584,574    59,813,392            20,367,622
-------------  ------------  -   -------------  ------------  -       ------------
   (1,065,538)      (21,351)                --            --                    --
   (1,270,051)     (692,095)                --            --                    --
           --            --                 --            --                    --
   (3,675,389)      (36,854)                --            --                    --
   (8,327,172)   (1,784,097)                --            --                    --
           --            --                 --            --                    --
-------------  ------------  -   -------------  ------------  -       ------------
  (14,338,150)   (2,534,397)                --            --                    --
-------------  ------------  -   -------------  ------------  -       ------------
  199,572,136       880,623        111,891,278    17,278,066            73,955,906
  217,143,110   222,099,823        166,117,329   197,317,420           129,967,413
           --            --          9,661,872     7,170,861                    --
           --            --                 --            --                    --
           --            --                 --            --                    --
    4,740,927        58,205                 --            --                    --
    9,597,223     2,476,193                 --            --                    --
           --            --                 --            --                    --
   (5,895,238)     (551,941)       (14,266,370)   (5,220,378)                  (62)
 (199,675,201)   (3,533,554)      (180,133,824)   (3,556,860)          (68,048,231)
           --            --         (1,965,718)     (147,755)                   --
-------------  ------------  -   -------------  ------------  -       ------------
  225,482,957   221,429,349         91,304,567   212,841,354           135,875,026
-------------  ------------  -   -------------  ------------  -       ------------
  327,725,578   276,511,327        158,889,141   272,654,746           156,242,648
  314,079,773    37,568,446        353,333,082    80,678,336                    --
-------------  ------------  -   -------------  ------------  -       ------------
$ 641,805,351  $314,079,773      $ 512,222,223  $353,333,082          $156,242,648
=============  ============  =   =============  ============  =       ============
$       2,340  $     26,333      $      (7,768) $    (13,263)         $     (1,733)
=============  ============  =   =============  ============  =       ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       MET/AIM MID CAP CORE EQUITY PORTFOLIO          ------------ -------------- -------------- ---------- ----------
        Class A
        12/31/2004                                       $12.33      $ 0.08 (a)     $ 1.72 (a)    $  1.80    $     --
        12/31/2003                                         9.85        0.01 (a)       2.58 (a)       2.59      (0.01)
        01/02/2002 to 12/31/2002 (b)                      10.98        0.03 (a)      (1.15)(a)     (1.12)       0.00+
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class B
        12/31/2004                                        12.29        0.02 (a)       1.74 (a)       1.76          --
        12/31/2003                                         9.83       (0.01)(a)       2.57 (a)       2.56         --+
        12/31/2002                                        11.02         --  (a)      (1.18)(a)     (1.18)         --+
        10/09/2001 to 12/31/2001 (c)                      10.00          --+(a)       1.03 (a)       1.03      (0.01)
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class E
        12/31/2004                                        12.32        0.04 (a)       1.74 (a)       1.78          --
        12/31/2003                                         9.84          -- (a)       2.58 (a)       2.58         --+
        04/01/2002 to 12/31/2002 (d)                      11.60        0.01 (a)      (1.76)(a)     (1.75)         --+
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
       MET/AIM SMALL CAP GROWTH PORTFOLIO             ------------ -------------- -------------- ---------- ----------
        Class A
        12/31/2004                                       $12.03      $(0.09)(a)     $ 0.90 (a)    $  0.81    $     --
        12/31/2003                                         8.65       (0.08)(a)       3.46 (a)       3.38          --
        01/02/2002 to 12/31/2002 (b)                      11.85       (0.11)(a)      (3.09)(a)     (3.20)          --
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class B
        12/31/2004                                        11.97       (0.12)(a)       0.89 (a)       0.77          --
        12/31/2003                                         8.62       (0.11)(a)       3.46 (a)       3.35          --
        12/31/2002                                        11.89       (0.08)(a)      (3.19)(a)     (3.27)          --
        10/09/2001 to 12/31/2001 (c)                      10.00       (0.02)(a)       1.91 (a)       1.89          --
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class E
        12/31/2004                                        12.01       (0.11)(a)       0.90 (a)       0.79          --
        12/31/2003                                         8.64       (0.10)(a)       3.47 (a)       3.37          --
        04/01/2002 to 12/31/2002 (d)                      11.54       (0.05)(a)      (2.85)(a)     (2.90)          --
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
       GOLDMAN SACHS MID-CAP VALUE PORTFOLIO          ------------ -------------- -------------- ---------- ----------
        Class A
        05/01/2004 to 12/31/2004 (e)                     $10.00      $ 0.09 (a)     $ 2.01 (a)    $  2.10    $ (0.05)
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class B
        05/01/2004 to 12/31/2004 (e)                      10.00        0.05 (a)       2.04 (a)       2.09      (0.03)
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         ------------ -------------- -------------- ---------- ----------
        Class A
        12/31/2004                                       $11.89      $ 0.04 (a)     $ 2.43 (a)    $  2.47    $    --+
        12/31/2003                                         8.89       (0.08)(a)       3.22 (a)       3.14      (0.11)
        01/02/2002 to 12/31/2002 (b)                      10.81        0.06 (a)      (1.97)(a)     (1.91)      (0.01)
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class B
        12/31/2004                                        11.84        0.16 (a)       2.27 (a)       2.43          --
        12/31/2003                                         8.87        0.02 (a)       3.08 (a)       3.10      (0.10)
        12/31/2002                                        10.84        0.01 (a)      (1.97)(a)     (1.96)      (0.01)
        10/09/2001 to 12/31/2001 (c)                      10.00       (0.02)(a)       0.99 (a)       0.97      (0.01)
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class E
        12/31/2004                                        11.85        0.17 (a)       2.28 (a)       2.45         --+
        12/31/2003                                         8.87        0.03 (a)       3.08 (a)       3.11      (0.10)
        04/01/2002 to 12/31/2002 (d)                      10.70       (0.01)(a)      (1.81)(a)     (1.82)      (0.01)
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------
        Class A
        12/31/2004                                       $ 7.03      $ 0.01 (a)     $ 0.61 (a)    $  0.62    $     --
        12/31/2003                                         5.37       (0.01)(a)       1.67 (a)       1.66          --
        01/02/2002 to 12/31/2002 (b)                       7.44        0.01 (a)      (2.08)(a)     (2.07)     (0.00)+
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class B
        12/31/2004                                         6.99       (0.01)(a)       0.60 (a)       0.59          --
        12/31/2003                                         5.37       (0.02)(a)       1.64 (a)       1.62          --
        12/31/2002                                         7.40       (0.01)(a)      (2.05)(a)     (2.06)     (0.00)+
        02/12/2001 to 12/31/2001 (f)                      10.00          --+(a)      (2.60)(a)     (2.60)          --
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class E
        12/31/2004                                         6.99              --       0.60 (a)       0.60
        04/17/2003 to 12/31/2003 (g)                       5.65       (0.01)(a)       1.35 (a)       1.34          --
-----------------------------------------             ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       MET/AIM MID CAP CORE EQUITY PORTFOLIO          -------------
        Class A
        12/31/2004                                       $    --
        12/31/2003                                        (0.10)
        01/02/2002 to 12/31/2002 (b)                      (0.01)
-----------------------------------------             -------------
        Class B
        12/31/2004                                            --
        12/31/2003                                        (0.10)
        12/31/2002                                        (0.01)
        10/09/2001 to 12/31/2001 (c)                          --
-----------------------------------------             -------------
        Class E
        12/31/2004                                            --
        12/31/2003                                        (0.10)
        04/01/2002 to 12/31/2002 (d)                      (0.01)
-----------------------------------------             -------------
       MET/AIM SMALL CAP GROWTH PORTFOLIO             -------------
        Class A
        12/31/2004                                       $    --
        12/31/2003                                            --
        01/02/2002 to 12/31/2002 (b)                          --
-----------------------------------------             -------------
        Class B
        12/31/2004                                            --
        12/31/2003                                            --
        12/31/2002                                            --
        10/09/2001 to 12/31/2001 (c)                          --
-----------------------------------------             -------------
        Class E
        12/31/2004                                            --
        12/31/2003                                            --
        04/01/2002 to 12/31/2002 (d)                          --
-----------------------------------------             -------------
       GOLDMAN SACHS MID-CAP VALUE PORTFOLIO          -------------
        Class A
        05/01/2004 to 12/31/2004 (e)                     $(0.11)
-----------------------------------------             -------------
        Class B
        05/01/2004 to 12/31/2004 (e)                      (0.11)
-----------------------------------------             -------------
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         -------------
        Class A
        12/31/2004                                       $    --
        12/31/2003                                        (0.03)
        01/02/2002 to 12/31/2002 (b)                          --
-----------------------------------------             -------------
        Class B
        12/31/2004                                            --
        12/31/2003                                        (0.03)
        12/31/2002                                            --
        10/09/2001 to 12/31/2001 (c)                      (0.12)
-----------------------------------------             -------------
        Class E
        12/31/2004                                            --
        12/31/2003                                        (0.03)
        04/01/2002 to 12/31/2002 (d)                          --
-----------------------------------------             -------------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              -------------
        Class A
        12/31/2004                                       $    --
        12/31/2003                                            --
        01/02/2002 to 12/31/2002 (b)                          --
-----------------------------------------             -------------
        Class B
        12/31/2004                                            --
        12/31/2003                                            --
        12/31/2002                                            --
        02/12/2001 to 12/31/2001 (f)                          --
-----------------------------------------             -------------
        Class E
        12/31/2004
        04/17/2003 to 12/31/2003 (g)                          --
-----------------------------------------             -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
    $   --     $14.13      14.60%        $ 58.8        0.85%          N/A      0.83%(h)         0.59%         90.7%
    (0.11)      12.33       26.42           4.5         0.93        0.92%       0.96(h)          0.10          36.2
    (0.01)       9.85     (10.18)           4.2        0.90*        0.86*         1.64*         0.26*          37.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --      14.05       14.32         211.0         1.08          N/A       1.03(h)          0.16          90.7
    (0.10)      12.29       26.03         211.8         1.19         1.19       1.15(h)        (0.08)          36.2
    (0.01)       9.83     (10.73)          32.8         1.15         1.12          1.91            --          37.1
    (0.01)      11.02       10.26           4.5        1.15*          N/A         7.18*       (0.06)*          18.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --      14.10       14.45          30.5         0.98          N/A       0.94(h)          0.29          90.7
    (0.10)      12.32       26.35          19.8         1.09         1.08       1.07(h)          0.02          36.2
    (0.01)       9.84     (15.17)           4.3        1.05*        1.02*         1.75*         0.13*          37.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
    $   --     $12.84       6.73%        $ 92.5        1.03%          N/A      1.02%(h)       (0.74)%         94.9%
        --      12.03       39.08           6.2         1.04          N/A          1.16        (0.78)          29.8
        --       8.65     (27.00)           6.7        1.05*       1.03%*         2.10*       (0.64)*         19.50
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --      12.74        6.43         309.7         1.29          N/A       1.23(h)        (1.03)          94.9
        --      11.97       38.86         206.3         1.30          N/A          1.36        (1.04)          29.8
        --       8.62     (27.50)          47.1         1.30         1.28          2.32        (0.87)          19.5
        --      11.89       18.90           7.6        1.30*          N/A         5.22*       (0.92)*           5.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --      12.80        6.58          12.4         1.18          N/A       1.13(h)        (0.93)          94.9
        --      12.01       39.00           8.6         1.20          N/A          1.25        (0.94)          29.8
        --       8.64     (25.13)           1.8        1.20*        1.18*         2.23*       (0.77)*          19.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
  $ (0.16)     $11.94      20.98%        $126.0       0.97%*          N/A        0.98%*        1.19%*         40.8%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
    (0.14)      11.95       20.85         104.0        1.14*          N/A         1.14*         0.71*          40.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
    $   --     $14.36      20.80%        $276.4        1.04%          N/A      1.03%(h)         0.32%         11.3%
    (0.14)      11.89       35.36           8.4         1.16        1.15%       1.21(h)          0.80          22.1
    (0.01)       8.89     (17.64)           4.8        1.10*        1.08*         2.49*         0.68*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --      14.27       20.52         483.9         1.23          N/A       1.22(h)          1.27          11.3
    (0.13)      11.84       34.96         288.0         1.43         1.43       1.33(h)          0.17          22.1
    (0.01)       8.87     (18.09)          17.9         1.35         1.31          2.64          0.15          82.0
    (0.13)      10.84        9.69           5.8        1.35*          N/A         5.69*       (0.07)*          22.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --      14.30       20.69          75.5         1.14          N/A       1.12(h)          1.31          11.3
    (0.13)      11.85       35.14          23.6         1.33         1.33       1.24(h)          0.24          22.1
    (0.01)       8.87     (16.99)           1.5        1.25*        1.22*         2.42*       (0.16)*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
   $    --     $ 7.65       8.82%        $250.8        0.90%          N/A      0.85%(h)         0.15%        104.7%
        --       7.03       30.91          19.9         0.89        0.89%       0.90(h)        (0.09)          91.5
   (0.00)+       5.37     (27.78)           2.7         0.85         0.77          1.43          0.11          92.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --       7.58        8.44         339.5         1.15          N/A       1.08(h)        (0.11)         104.7
        --       6.99       30.90         252.6         1.14         1.13       1.18(h)        (0.37)          91.5
   (0.00)+       5.34     (27.83)          46.8         1.10         1.00          1.69        (0.18)          92.7
        --       7.40     (26.00)          15.2        1.10*          N/A         4.03*       (0.11)*          98.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --       7.59        8.58           5.5         1.05          N/A       0.98(h)        (0.05)         104.7
        --       6.99       23.72           4.1        1.10*        1.05*      1.04*(h)       (0.26)*          91.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--02/12/2001.
(g) Commencement of operations--04/17/2003.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     LORD ABBETT AMERICA'S VALUE PORTFOLIO            ------------ -------------- -------------- ---------- ----------
      Class B
      12/31/2004                                         $11.80      $ 0.38 (a)     $ 1.73 (a)    $  2.11    $(0.24)
      05/01/2003 to 12/31/2003 (b)                        10.00        0.28 (a)       1.81 (a)       2.09     (0.19)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT BOND DEBENTURE PORTFOLIO             ------------ -------------- -------------- ---------- ----------
      Class A
      12/31/2004                                         $12.04      $ 0.70 (a)     $ 0.31 (a)    $  1.01    $(0.42)
      12/31/2003                                          10.24        0.73 (a)       1.27 (a)       2.00     (0.20)
      12/31/2002                                          11.22        0.77 (a)      (0.79)(a)     (0.02)     (0.96)
      12/31/2001                                          11.75        0.90 (a)      (0.48)(a)       0.42     (0.95)
      12/31/2000                                          12.48            1.00         (0.90)       0.10     (0.83)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
      Class B
      12/31/2004                                          11.97        0.69 (a)       0.29 (a)       0.98     (0.41)
      12/31/2003                                          10.21        0.69 (a)       1.46 (a)       2.15     (0.20)
      12/31/2002                                          11.20        0.72 (a)      (0.76)(a)     (0.04)     (0.95)
      03/22/2001 to 12/31/2001 (c)                        12.03        0.64 (a)      (0.52)(a)       0.12     (0.95)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
      Class E
      12/31/2004                                          12.00        0.70 (a)       0.29 (a)       0.99     (0.42)
      12/31/2003                                          10.22        0.70 (a)       1.28 (a)       1.98     (0.20)
      04/01/2002 to 12/31/2002 (d)                        11.27        0.53 (a)      (0.62)(a)     (0.09)     (0.96)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT GROWTH AND INCOME PORTFOLIO          ------------ -------------- -------------- ---------- ----------
      Class A
      12/31/2004                                         $24.41      $ 0.33 (a)     $ 2.82 (a)    $  3.15    $(0.12)
      12/31/2003                                          18.86        0.23 (a)       5.56 (a)       5.79     (0.24)
      12/31/2002                                          25.05        0.21 (a)      (4.67)(a)     (4.46)     (0.21)
      12/31/2001                                          26.82        0.25 (a)      (1.80)(a)     (1.55)     (0.22)
      12/31/2000                                          24.07              --           3.26       3.26     (0.28)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
      Class B
      12/31/2004                                          24.29        0.27 (a)       2.80 (a)       3.07     (0.09)
      12/31/2003                                          18.78        0.18 (a)       5.54 (a)       5.72     (0.21)
      12/31/2002                                          25.01        0.17 (a)      (4.67)(a)     (4.50)     (0.21)
      03/22/2001 to 12/31/2001 (c)                        23.59        0.13 (a)       1.51 (a)       1.64     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------
      Class A
      12/31/2004                                         $ 9.24      $(0.04)(a)     $ 1.23 (a)    $  1.19    $    --
      12/31/2003                                           6.78       (0.05)(a)       2.51 (a)       2.46         --
      12/31/2002                                           8.95       (0.04)(a)      (2.13)(a)     (2.17)         --
      05/01/2001 to 12/31/2001 (e)                         9.58       (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
      Class B
      12/31/2004                                           9.16       (0.06)(a)       1.20 (a)       1.14         --
      12/31/2003                                           6.75       (0.07)(a)       2.48 (a)       2.41         --
      12/31/2002                                           8.93       (0.06)(a)      (2.12)(a)     (2.18)         --
      02/12/2001 to 12/31/2001 (f)                        10.00       (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              ------------ -------------- -------------- ---------- ----------
      Class A
      12/31/2004                                         $17.80      $ 0.17 (a)     $ 4.25 (a)    $  4.42    $(0.10)
      12/31/2003                                          14.41        0.15 (a)       3.62 (a)       3.77     (0.11)
      12/31/2002                                          16.64        0.16 (a)      (1.71)(a)     (1.55)     (0.07)
      12/31/2001                                          16.92        0.14 (a)       1.14 (a)       1.28     (0.08)
      12/31/2000                                          11.17        0.08 (a)           5.79       5.87     (0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
      Class B
      12/31/2004                                          17.70        0.12 (a)       4.22 (a)       4.34     (0.08)
      12/31/2003                                          14.35        0.11 (a)       3.60 (a)       3.71     (0.09)
      12/31/2002                                          16.62        0.13 (a)      (1.72)(a)     (1.59)     (0.07)
      04/03/2001 to 12/31/2001 (g)                        16.41        0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     LORD ABBETT AMERICA'S VALUE PORTFOLIO            -------------
      Class B
      12/31/2004                                         $(0.12)
      05/01/2003 to 12/31/2003 (b)                        (0.10)
-------------------------------------                 -------------
     LORD ABBETT BOND DEBENTURE PORTFOLIO             -------------
      Class A
      12/31/2004                                         $    --
      12/31/2003                                              --
      12/31/2002                                              --
      12/31/2001                                              --
      12/31/2000                                              --
-------------------------------------                 -------------
      Class B
      12/31/2004                                              --
      12/31/2003                                          (0.19)
      12/31/2002                                              --
      03/22/2001 to 12/31/2001 (c)                            --
-------------------------------------                 -------------
      Class E
      12/31/2004                                              --
      12/31/2003                                              --
      04/01/2002 to 12/31/2002 (d)                            --
-------------------------------------                 -------------
     LORD ABBETT GROWTH AND INCOME PORTFOLIO          -------------
      Class A
      12/31/2004                                         $    --
      12/31/2003                                              --
      12/31/2002                                          (1.52)
      12/31/2001                                              --
      12/31/2000                                          (0.23)
-------------------------------------                 -------------
      Class B
      12/31/2004                                              --
      12/31/2003                                              --
      12/31/2002                                          (1.52)
      03/22/2001 to 12/31/2001 (c)                            --
-------------------------------------                 -------------
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       -------------
      Class A
      12/31/2004                                         $    --
      12/31/2003                                              --
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (e)                            --
-------------------------------------                 -------------
      Class B
      12/31/2004                                              --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (f)                            --
-------------------------------------                 -------------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              -------------
      Class A
      12/31/2004                                         $(0.48)
      12/31/2003                                          (0.27)
      12/31/2002                                          (0.61)
      12/31/2001                                          (1.48)
      12/31/2000                                          (0.08)
-------------------------------------                 -------------
      Class B
      12/31/2004                                          (0.48)
      12/31/2003                                          (0.27)
      12/31/2002                                          (0.61)
      04/03/2001 to 12/31/2001 (g)                        (1.48)
-------------------------------------                 -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2003.
(c) Commencement of operations--03/22/2001.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO  RATIO OF      RATIO OF NET
                                                   RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES **   REIMBURSEMENT NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.36)     $13.55       17.73%     $   35.5       1.09%         N/A          1.59%         3.03%        31.2%
    (0.29)      11.80        21.05          9.0       1.05*         N/A          3.44*         3.78*         56.2
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.42)     $12.63        8.43%     $  520.3       0.63%         N/A           N/A%         5.65%        39.8%
    (0.20)      12.04        19.52        234.6        0.70         N/A        0.67(h)          6.52         36.9
    (0.96)      10.24       (0.39)        202.1        0.70         N/A           0.77          7.43         45.8
    (0.95)      11.22         3.76        154.2        0.72         N/A           0.75          7.76         66.2
    (0.83)      11.75         0.87        155.2        0.85         N/A           0.86          7.78         64.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.41)      12.54         8.17        776.0        0.88         N/A            N/A          5.61         39.8
    (0.39)      11.97        19.15        758.2        0.96         N/A        0.91(h)          6.11         36.9
    (0.95)      10.21       (0.57)        197.4        0.95         N/A           1.05          7.12         45.8
    (0.95)      11.20         1.17         31.8       0.95*         N/A          0.98*         7.38*         66.2
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.42)      12.57         8.24         35.2        0.78         N/A            N/A          5.67         39.8
    (0.20)      12.00        19.35         22.8        0.86         N/A        0.81(h)          6.10         36.9
    (0.96)      10.22    (1.03)(c)          2.5       0.85*         N/A          0.98*         7.12*         45.8
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.12)     $27.44       12.92%     $1,867.5       0.57%         N/A       0.56%(h)         1.30%        29.7%
    (0.24)      24.41        31.06      1,167.7        0.62       0.61%        0.62(h)          1.13         37.0
    (1.73)      18.86      (17.95)        890.2        0.65        0.63           0.67          0.94         55.4
    (0.22)      25.05       (5.77)      1,205.5        0.64         N/A           0.64          1.04         69.7
    (0.51)      26.82        14.68        944.6        0.70         N/A            N/A          1.32         51.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.09)      27.27        12.65      1,282.3        0.82         N/A        0.80(h)          1.08         29.7
    (0.21)      24.29        30.73      1,081.0        0.86        0.86        0.86(h)          0.87         37.0
    (1.73)      18.78      (18.12)        337.3        0.90        0.88           0.93          0.78         55.4
    (0.22)      25.01         6.96         98.7       0.89*         N/A          0.89*         0.72*         69.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
     $  --     $10.43       12.76%     $   26.5       0.90%         N/A          0.95%       (0.43)%        99.5%
        --       9.24        36.43         27.6        0.90         N/A           1.04        (0.57)        119.0
        --       6.78      (24.25)          3.8        0.85         N/A           1.69        (0.52)         89.6
        --       8.95       (6.58)          0.9       0.85*         N/A          5.19*       (0.54)*         89.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
        --      10.30        12.45         36.0        1.15         N/A           1.20        (0.66)         99.5
        --       9.16        35.70         27.6        1.14         N/A           1.39        (0.83)        119.0
        --       6.75      (24.41)         13.7        1.10         N/A           1.98        (0.77)         89.6
        --       8.93      (10.70)          8.4       1.10*         N/A          5.44*       (0.78)*         89.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.58)     $21.64       24.82%     $  125.1       0.78%         N/A            N/A         0.86%        19.7%
    (0.38)      17.80        26.15         90.8        0.83         N/A        0.82(h)          0.98         18.8
    (0.68)      14.41       (9.31)         74.0        0.89       0.89%           0.90          1.04         29.0
    (1.56)      16.64         8.10         75.1        0.92         N/A           0.94          0.86         40.0
    (0.12)      16.92        52.87         60.0        1.26         N/A            N/A          0.79         66.4
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.56)      21.48        24.50        179.1        1.03         N/A            N/A          0.60         19.7
    (0.36)      17.70        25.87        100.0        1.08         N/A        1.06(h)          0.73         18.8
    (0.68)      14.35       (9.58)         51.6        1.14        1.14           1.16          0.83         29.0
    (1.56)      16.62        11.33         16.9       1.15*         N/A          1.17*         0.68*         40.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--02/12/2001.
(g) Commencement of operations--04/03/2001.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                                      VALUE                    UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                                      BEGINNING NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: OF PERIOD INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
       METLIFE AGGRESSIVE STRATEGY PORTFOLIO          --------- -------------- -------------- ---------- ---------- -------------

        Class B
        11/04/2004 to 12/31/2004 (b)                   $10.00     $ 0.08 (a)    $  0.64 (a)    $  0.72    $(0.03)      $    --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       METLIFE BALANCED STRATEGY PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

        Class B
        11/04/2004 to 12/31/2004 (b)                   $10.00     $ 0.28 (a)    $  0.14 (a)    $  0.42    $(0.11)      $    --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       METLIFE DEFENSIVE STRATEGY PORTFOLIO           --------- -------------- -------------- ---------- ---------- -------------

        Class B
        11/04/2004 to 12/31/2004 (b)                   $10.00     $ 0.42 (a)    $ (0.29)(a)    $  0.13    $(0.18)      $    --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       METLIFE GROWTH STRATEGY PORTFOLIO              --------- -------------- -------------- ---------- ---------- -------------

        Class B
        11/04/2004 to 12/31/2004 (b)                   $10.00     $ 0.19 (a)    $  0.44 (a)    $  0.63    $(0.07)      $    --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       METLIFE MODERATE STRATEGY PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

        Class B
        11/04/2004 to 12/31/2004 (b)                   $10.00     $ 0.36 (a)    $ (0.11)(a)    $  0.25    $(0.14)      $    --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       MFS RESEARCH INTERNATIONAL PORTFOLIO           --------- -------------- -------------- ---------- ---------- -------------

        Class A
        12/31/2004                                     $ 9.81     $ 0.08 (a)    $  1.85 (a)    $  1.93    $    --      $(0.02)
        12/31/2003                                       7.49       0.06 (a)       2.34 (a)       2.40     (0.08)           --
        12/31/2002                                       8.48       0.06 (a)      (1.04)(a)     (0.98)     (0.01)           --
        05/01/2001 to 12/31/2001 (c)                     9.55      (0.01)(a)      (1.04)(a)     (1.05)     (0.02)           --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------

        Class B
        12/31/2004                                       9.79       0.05 (a)       1.86 (a)       1.91         --       (0.02)
        12/31/2003                                       7.47       0.05 (a)       2.33 (a)       2.38     (0.06)           --
        12/31/2002                                       8.48       0.03 (a)      (1.03)(a)     (1.00)     (0.01)           --
        02/12/2001 to 12/31/2001 (d)                    10.00       0.01 (a)      (1.52)(a)     (1.51)     (0.01)           --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------

        Class E
        12/31/2004                                       9.80       0.07 (a)       1.85 (a)       1.92         --       (0.02)
        12/31/2003                                       7.48       0.05 (a)       2.34 (a)       2.39     (0.07)           --
        12/31/2002                                       8.48       0.03 (a)      (1.02)(a)     (0.99)     (0.01)           --
        10/31/2001 to 12/31/2001 (e)                     8.15      (0.01)(a)       0.35 (a)       0.34     (0.01)           --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       MONEY MARKET PORTFOLIO                         --------- -------------- -------------- ---------- ---------- -------------

        Class A
        12/31/2004                                     $ 1.00     $ 0.01 (a)    $        --    $  0.01    $(0.01)      $    --
        12/31/2003                                       1.00       0.01 (a)         (0.01)         --         --           --
        01/02/2002 to 12/31/2002 (f)                     1.00       0.02 (a)     (0.01)+(a)       0.01     (0.01)           --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------

        Class B
        12/31/2004                                       1.00       0.01 (a)             --       0.01     (0.01)           --
        12/31/2003                                       1.00             --             --         --         --           --
        12/31/2002                                       1.00       0.01 (a)         --+(a)       0.01     (0.01)           --
        02/12/2001 to 12/31/2001 (d)                     1.00       0.03 (a)         --+(a)       0.03     (0.03)           --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       NEUBERGER BERMAN REAL ESTATE PORTFOLIO         --------- -------------- -------------- ---------- ---------- -------------

        Class A
        05/01/2004 to 12/31/2004 (g)                   $10.00     $ 0.55 (a)    $  2.42 (a)    $  2.97    $(0.22)      $(0.28)
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------

        Class B
        05/01/2004 to 12/31/2004 (g)                    10.00       0.26 (a)       2.69 (a)       2.95     (0.20)       (0.28)
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------

        Class E
        05/01/2004 to 12/31/2004 (g)                    10.00       0.33 (a)       2.64 (a)       2.97     (0.22)       (0.28)
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/04/2004.
(c) Commencement of operations--05/01/2001.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO  RATIO OF      RATIO OF NET
                                                   RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.03)     $10.69       7.15%      $  304.5      0.35%*         N/A         0.52%*        4.77%*          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.11)     $10.31       4.19%      $1,561.2      0.35%*         N/A         0.38%*       17.21%*          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.18)     $ 9.95       1.34%      $  129.8      0.35%*         N/A         0.71%*       26.11%*          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.07)     $10.56       6.30%      $1,379.4      0.35%*         N/A         0.39%*       11.59%*          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.14)     $10.11       2.55%      $  500.3      0.35%*         N/A         0.45%*       22.53%*          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.02)     $11.72      19.72%      $  304.0       1.06%         N/A       0.94%(h)         0.75%             98.5%
    (0.08)       9.81       32.20          67.3        1.09       1.09%           1.11          0.68         99.0
    (0.01)       7.49     (11.52)           9.4        1.00        1.00           1.86          0.73        114.1
    (0.02)       8.48     (11.04)           3.7       1.00*        N/A*          5.08*       (0.01)*        133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.02)      11.68       19.56         396.0        1.32         N/A        1.18(h)          0.47         98.5
    (0.06)       9.79       32.04         186.0        1.33        1.33           1.39          0.56         99.0
    (0.01)       7.47     (11.80)          67.1        1.25        1.25           2.07          0.34        114.1
    (0.01)       8.48     (15.14)          14.7       1.25*        N/A*          5.33*         0.13*        133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.02)      11.70       19.64          11.3        1.22         N/A        1.09(h)          0.72         98.5
    (0.07)       9.80       32.09           6.9        1.23        1.23           1.28          0.59         99.0
    (0.01)       7.48     (11.65)           1.8        1.15        1.15           1.82          0.34        114.1
    (0.01)       8.48        4.22            --       1.15*        N/A*          5.23*       (1.02)*        133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.01)     $ 1.00       0.83%      $    3.7       0.50%         N/A            N/A         0.87%          N/A
        --       1.00        0.68           5.3        0.50         N/A          0.50%          0.62          N/A
    (0.01)       1.00        1.31            --       0.50*         N/A           0.51          1.57          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.01)       1.00        0.60         140.8        0.75         N/A            N/A         0.62*          N/A
        --       1.00        0.43         169.4        0.74         N/A           0.74          0.42          N/A
    (0.01)       1.00        1.09         128.5        0.75         N/A           0.86          1.04          N/A
    (0.03)       1.00        2.82          26.5       0.75*         N/A          2.42*         2.37*          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.50)     $12.47      29.73%      $   77.1      0.84%*         N/A         0.84%*         6.76*             52.3%
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.48)      12.47       29.55         167.2       0.98*         N/A          0.98*         3.45*         52.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.50)      12.47       29.69          20.9       0.91*         N/A          0.91*         4.19*         52.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(d) Commencement of operations--02/12/2001.
(e) Commencement of operations--10/31/2001.
(f) Commencement of operations--01/02/2002.
(g) Commencement of operations--05/01/2004.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $ 8.33      $ 0.07 (a)     $ 0.47 (a)    $  0.54    $(0.06)
       12/31/2003                                          6.47        0.01 (a)       1.85 (a)       1.86         --
       01/02/2002 to 12/31/2002 (b)                        8.57        0.01+(a)      (2.11)(a)     (2.10)      0.00+
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                          8.29        0.06 (a)       0.46 (a)       0.52     (0.05)
       12/31/2003                                          6.45              --       1.84 (a)       1.84         --
       12/31/2002                                          8.57          --+(a)      (2.12)(a)     (2.12)      0.00+
       02/12/2001 to 12/31/2001 (c)                       10.00          --+(a)      (1.43)(a)     (1.43)        --+
------------------------------------                  ------------ -------------- -------------- ---------- ----------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $10.29      $ 0.16 (a)     $ 0.81 (a)    $  0.97    $(0.11)
       05/01/2003 to 12/31/2003 (d)                       10.00        0.07 (a)       0.47 (a)       0.54     (0.04)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                         10.29        0.08 (a)       0.84 (a)       0.92     (0.07)
       05/01/2003 to 12/31/2003 (d)                       10.00        0.07 (a)       0.46 (a)       0.53     (0.03)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
     PIMCO PEA INNOVATION PORTFOLIO                   ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $ 4.83      $(0.02)(a)     $(0.19)(a)    $(0.21)    $    --
       12/31/2003                                          3.06       (0.04)(a)       1.81 (a)       1.77         --
       12/31/2002                                          6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
       05/01/2001 to 12/31/2001 (e)                        8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                          4.79       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.04       (0.05)(a)       1.80 (a)       1.75         --
       12/31/2002                                          6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
       02/12/2001 to 12/31/2001 (c)                       10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2004                                          4.80       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.05       (0.05)(a)       1.80 (a)       1.75         --
       12/31/2002                                          6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
       10/31/2001 to 12/31/2001 (f)                        5.24       (0.01)(a)       0.94 (a)       0.93         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------
     PIMCO TOTAL RETURN PORTFOLIO                     ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $11.61      $ 0.20 (a)     $ 0.40 (a)    $  0.60    $(0.81)
       12/31/2003                                         11.34        0.28 (a)       0.23 (a)       0.51     (0.13)
       12/31/2002                                         10.35        0.33 (a)       0.66 (a)       0.99         --
       05/01/2001 to 12/31/2001 (e)                       10.03        0.27 (a)       0.40 (a)       0.67     (0.20)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                         11.54        0.19 (a)       0.38 (a)       0.57     (0.79)
       12/31/2003                                         11.29        0.24 (a)       0.25 (a)       0.49     (0.13)
       12/31/2002                                         10.33        0.31 (a)       0.65 (a)       0.96         --
       02/12/2001 to 12/31/2001 (c)                       10.00        0.32 (a)       0.34 (a)       0.66     (0.18)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2004                                         11.56        0.21 (a)       0.37 (a)       0.58     (0.80)
       12/31/2003                                         11.30        0.23 (a)       0.27 (a)       0.50     (0.13)
       12/31/2002                                         10.33        0.33 (a)       0.64 (a)       0.97         --
       10/31/2001 to 12/31/2001 (f)                       10.65        0.07 (a)      (0.26)(a)     (0.19)     (0.09)
------------------------------------                  ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       -------------

       Class A
       12/31/2004                                        $(0.45)
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (b)                           --
------------------------------------                  -------------

       Class B
       12/31/2004                                         (0.45)
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
------------------------------------                  -------------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         -------------

       Class A
       12/31/2004                                        $(0.51)
       05/01/2003 to 12/31/2003 (d)                       (0.21)
------------------------------------                  -------------

       Class B
       12/31/2004                                         (0.51)
       05/01/2003 to 12/31/2003 (d)                       (0.21)
------------------------------------                  -------------
     PIMCO PEA INNOVATION PORTFOLIO                   -------------

       Class A
       12/31/2004                                        $   --+
       12/31/2003                                             --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (e)                           --
------------------------------------                  -------------

       Class B
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
------------------------------------                  -------------

       Class E
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (f)                           --
------------------------------------                  -------------
     PIMCO TOTAL RETURN PORTFOLIO                     -------------

       Class A
       12/31/2004                                        $    --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (e)                       (0.15)
------------------------------------                  -------------

       Class B
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                       (0.15)
------------------------------------                  -------------

       Class E
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (f)                       (0.04)
------------------------------------                  -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO  RATIO OF      RATIO OF NET
                                                   RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.51)     $ 8.36       6.70%      $  298.0       0.68%         N/A       0.69%(g)         0.90%          65.3%
        --       8.33       28.75           0.2        0.72       0.72%        0.75(g)          0.07          36.6
      0.00       6.47     (24.47)           0.7        0.75         N/A           0.99          0.17          20.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.50)       8.31        6.40         634.6        0.95         N/A        0.91(g)         0.67*          65.3
        --       8.29       28.53         551.0        0.99        0.99        0.98(g)        (0.03)          36.6
      0.00       6.45     (24.73)         122.4        1.00         N/A           1.22        (0.02)          20.6
        --       8.57     (14.27)          26.9       1.00*         N/A          3.21*         0.04*          29.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.62)     $10.64       9.41%      $  331.3       0.62%         N/A            N/A         1.39%       1,173.9%
    (0.25)      10.29        5.47           1.1       0.70*         N/A          0.74%         0.72*         935.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.58)      10.63        8.99         502.3        0.81         N/A            N/A          0.73       1,173.9
    (0.24)      10.29        5.35         366.2       0.84*         N/A          0.84*         0.64*         935.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

     $  --     $ 4.62     (4.28)%      $   81.8       0.96%         N/A            N/A       (0.45)%         173.0%
        --       4.83       57.84          47.2        1.10       1.04%          1.26%        (0.89)         313.0
        --       3.06     (50.49)          13.0        1.10        1.04           1.73        (0.90)         227.2
        --       6.18     (23.33)          16.1       1.10*         N/A          3.97*       (0.90)*         346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       4.58      (4.31)         100.2        1.21         N/A            N/A        (0.57)         173.0
        --       4.79       57.57          64.8        1.35        1.29           1.52        (1.14)         313.0
        --       3.04     (50.65)          15.2        1.35        1.27           1.96        (1.13)         227.2
        --       6.16     (38.40)           9.6       1.35*         N/A          4.21*       (1.01)*         346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       4.59      (4.30)          20.3        1.10         N/A            N/A        (0.55)         173.0
        --       4.80       57.88          15.5        1.25        1.22           1.37        (1.07)         313.0
        --       3.05     (50.57)           1.2        1.25        1.12           1.83        (0.97)         227.2
        --       6.17       17.75            --       1.25*         N/A          4.11*       (1.18)*         346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.81)     $11.40       5.25%      $  578.0       0.57%         N/A            N/A         1.69%         416.0%
    (0.24)      11.61        4.53         194.5        0.59         N/A        0.57(g)          2.43         547.1
        --      11.34        9.57         155.0        0.65         N/A        0.64(g)          3.06         474.4
    (0.35)      10.35        6.68          59.1       0.65*         N/A          1.15*         3.76*         346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.79)      11.32        4.98       1,028.5        0.81         N/A            N/A          1.66         416.0
    (0.24)      11.54        4.53         893.8        0.83         N/A        0.82(g)          2.07         547.1
        --      11.29        9.29         427.7        0.90         N/A        0.90(g)          2.85         474.4
    (0.33)      10.33        6.68          46.2       0.90*         N/A          1.40*         3.48*         346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.80)      11.34        5.06         146.6        0.71         N/A            N/A          1.76         416.0
    (0.24)      11.56        4.44         119.3        0.73         N/A        0.71(g)          2.02         547.1
        --      11.30        9.39          29.2        0.80         N/A        0.80(g)          3.00         474.4
    (0.13)      10.33      (1.81)           0.1       0.80*         N/A          1.30*         3.71*         346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(d) Commencement of operations--05/01/2003.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--10/31/2001.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $11.92      $ 0.04 (a)     $ 2.17 (a)    $  2.21    $    --
       12/31/2003                                          9.26        0.01 (a)       2.65 (a)       2.66         --
       12/31/2002                                         11.74         -- +(a)      (2.47)(a)     (2.47)     (0.01)
       12/31/2001                                         14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
       12/31/2000                                         17.27        0.02 (a)         (1.78)     (1.76)        --+
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                         11.84        0.01 (a)       2.16 (a)       2.17         --
       12/31/2003                                          9.23       (2.00)(a)       4.61 (a)       2.61         --
       12/31/2002                                         11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
       04/03/2001 to 12/31/2001 (b)                       12.25          --+(a)       1.35 (a)       1.35     (0.02)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
     THIRD AVENUE SMALL CAP VALUE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $11.62      $ 0.16 (a)     $ 2.96 (a)    $  3.12    $(0.08)
       12/31/2003                                          8.29        0.05 (a)       3.39 (a)       3.44     (0.04)
       05/01/2002 to 12/31/2002 (c)                       10.00        0.04 (a)      (1.72)(a)     (1.68)     (0.02)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                         11.61        0.06 (a)       3.02 (a)       3.08     (0.04)
       12/31/2003                                          8.28        0.05 (a)       3.38 (a)       3.43     (0.03)
       05/01/2002 to 12/31/2002 (c)                       10.00        0.04 (a)      (1.73)(a)     (1.69)     (0.02)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $ 6.39      $(0.03)(a)     $ 1.19 (a)    $  1.16    $    --
       12/31/2003                                          4.66       (0.02)(a)       1.75 (a)       1.73         --
       12/31/2002                                          8.37       (0.02)(a)      (3.66)(a)     (3.68)         --
       05/01/2001 to 12/31/2001 (d)                        9.76       (0.02)(a)      (1.37)(a)     (1.39)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                          6.34       (0.05)(a)       1.18 (a)       1.13         --
       12/31/2003                                          4.64       (0.04)(a)       1.74 (a)       1.70         --
       12/31/2002                                          8.34       (0.03)(a)      (3.64)(a)     (3.67)         --
       02/12/2001 to 12/31/2001 (e)                       10.00       (0.04)(a)      (1.62)(a)     (1.66)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2004                                          6.36       (0.04)(a)       1.18 (a)       1.14         --
       12/31/2003                                          4.65       (0.03)(a)       1.74 (a)       1.71         --
       12/31/2002                                          8.36       (0.02)(a)      (3.66)(a)     (3.68)         --
       10/31/2001 to 12/31/2001 (f)                        7.42       (0.01)(a)       0.95 (a)       0.94         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------
     TURNER MID-CAP GROWTH PORTFOLIO                  ------------ -------------- -------------- ---------- ----------

       Class A
       05/01/2004 to 12/31/2004 (g)                      $10.00      $(0.03)(a)     $ 1.26 (a)    $  1.23    $    --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       05/01/2004 to 12/31/2004 (g)                       10.00       (0.05)(a)       1.27 (a)       1.22         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       -------------

       Class A
       12/31/2004                                        $    --
       12/31/2003                                             --
       12/31/2002                                             --
       12/31/2001                                         (1.86)
       12/31/2000                                         (0.69)
------------------------------------                  -------------

       Class B
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       04/03/2001 to 12/31/2001 (b)                       (1.86)
------------------------------------                  -------------
     THIRD AVENUE SMALL CAP VALUE PORTFOLIO           -------------

       Class A
       12/31/2004                                        $(0.28)
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (c)                       (0.01)
------------------------------------                  -------------

       Class B
       12/31/2004                                         (0.28)
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (c)                       (0.01)
------------------------------------                  -------------
     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO           -------------

       Class A
       12/31/2004                                        $    --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       05/01/2001 to 12/31/2001 (d)                           --
------------------------------------                  -------------

       Class B
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       02/12/2001 to 12/31/2001 (e)                           --
------------------------------------                  -------------

       Class E
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       10/31/2001 to 12/31/2001 (f)                           --
------------------------------------                  -------------
     TURNER MID-CAP GROWTH PORTFOLIO                  -------------

       Class A
       05/01/2004 to 12/31/2004 (g)                      $    --
------------------------------------                  -------------

       Class B
       05/01/2004 to 12/31/2004 (g)                           --
------------------------------------                  -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--05/01/2002.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO  RATIO OF      RATIO OF NET
                                                   RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    $   --     $14.13        18.54%     $ 46.9        1.19%         N/A            N/A         0.34%        84.5%
        --      11.92         28.73       50.0         1.25       1.25%            N/A          0.08        231.2
    (0.01)       9.26       (21.05)       47.1         1.20        1.20            N/A          0.01         77.6
    (1.88)      11.74        (8.42)       76.8         1.09         N/A            N/A          0.14         79.9
    (0.69)      14.82       (10.55)       97.9         1.03         N/A            N/A          0.17        107.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      14.01         18.33        4.0         1.45         N/A            N/A          0.12         84.5
        --      11.84         28.28        2.9         1.50        1.50            N/A        (0.20)        231.2
    (0.01)       9.23       (21.19)        2.1         1.47        1.47            N/A        (0.23)         77.6
    (1.88)      11.72         10.61        0.9        1.40*         N/A            N/A       (0.10)*         79.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.36)     $14.38        26.81%     $206.3        0.87%         N/A            N/A         1.12%        11.3%
    (0.11)      11.62         41.52        6.2         0.93         N/A       0.92%(h)          0.54         14.6
    (0.03)       8.29    (16.78)(d)        4.2        0.95*         N/A          2.07*         0.75*          8.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.32)      14.37         26.50      435.5         1.07         N/A            N/A          0.46         11.3
    (0.10)      11.61         41.41      307.9         1.18         N/A        1.13(h)          0.49         14.6
    (0.03)       8.28       (16.90)       33.4        1.20*         N/A          1.69*         0.80*          8.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    $   --     $ 7.55        18.15%     $145.7        0.83%         N/A       0.90%(h)       (0.41)%        51.7%
        --       6.39         37.12       34.8         0.91       0.83%        0.92(h)        (0.37)         56.5
    (0.03)       4.66       (44.00)       16.0         0.80        0.73           1.10        (0.34)        157.2
        --       8.37       (14.24)       13.5        0.80*        N/A*          2.35*       (0.35)*         86.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       7.47         17.82      345.0         1.07         N/A        1.16(h)        (0.69)         51.7
        --       6.34         36.64      307.7         1.18        1.12        1.16(h)        (0.64)         56.5
    (0.03)       4.64       (44.04)       62.6         1.05        0.96           1.41        (0.54)        157.2
        --       8.34       (16.60)       23.4        1.05*        N/A*          2.60*       (0.53)*         86.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       7.50         17.92       21.5         0.97         N/A        1.05(h)        (0.57)         51.7
        --       6.36         36.77       10.8         1.08        1.01        1.06(h)        (0.54)         56.5
    (0.03)       4.65       (44.05)        2.1         0.95        0.84           1.34        (0.38)        157.2
        --       8.36         12.67         --        0.95*        N/A*          2.49*       (0.70)*         86.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    $   --     $11.23        12.30%     $ 76.5       0.91%*         N/A         0.91%*      (0.42)%*       101.7%
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      11.22         12.20       79.7        1.10*         N/A          1.10*       (0.72)*        101.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(d) Commencement of operations--05/01/2001.
(e) Commencement of operations--02/12/2001.
(f) Commencement of operations--10/31/2001.
(g) Commencement of operations--05/01/2004.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-six portfolios, three of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2004, the Portfolios included in the Trust are as follows: Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Growth Portfolio (commenced operations 5/1/2004), Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, MetLife Aggressive Strategy Portfolio (commenced operations 11/4/2004), MetLife Balanced Strategy Portfolio (commenced operations 11/4/2004), MetLife Defensive Strategy (commenced operations 11/4/2004), MetLife Growth Strategy (commenced operations 11/4/2004), MetLife Moderate Strategy (commenced operations 11/4/2004), MFS Research International Portfolio, Money Market Portfolio (formerly PIMCO Money Market Portfolio), Neuberger Berman Real Estate Portfolio (commenced operations 5/1/2004), Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO PEA Innovation Portfolio (formerly PIMCO Innovation Portfolio), PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio and Turner Mid-Cap Growth Portfolio (commenced operations 5/1/2004).

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy Portfolio and Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are offered by Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO PEA Innovation Portfolio, PIMCO Total Return Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expenses reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00, the NOCP is set by reviewing the last eligible sale price. The NOCP is reviewed against the bid or ask prices at that time. If the NOCP is outside the bid and the ask prices then the official closing price will be "normalized" to the bid or ask price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively trading or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Money Market Portfolio values its investments using amortized cost. The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

the close of the foreign market and before the Fund calculates its net asset value. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. FEDERAL INCOME TAXES - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Met/AIM Small Cap Growth Portfolio and PIMCO Total Return Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2004, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                                              Expiring   Expiring    Expiring    Expiring    Expiring
Portfolio                                           Total    12/31/2012 12/31/2010  12/31/2009  12/31/2008  12/31/2007
---------                                        ----------- ---------- ----------- ----------- ----------- -----------

Janus Aggressive Growth Portfolio *              $ 5,222,567 $       -- $ 1,182,381 $ 4,040,186 $        -- $        --

Lord Abbett Bond Debenture Portfolio **           32,303,617         --  16,594,455          --   4,311,256  11,397,906

Lord Abbett Growth and Income Portfolio ***       56,681,066         --   9,173,099  28,690,142  18,817,825          --

Lord Abbett Growth Opportunities Portfolio ****   12,348,262         --   5,740,233   4,499,968   1,332,584     775,477

MFS Research International Portfolio *****        34,231,416         --   6,377,357  11,694,451  16,159,608          --

Oppenheimer Capital Appreciation Portfolio******   1,515,293         --          --          --   1,515,293          --

Met/Putnam Capital Opportunities Portfolio         6,299,347         --   6,299,347          --          --          --

Turner Mid-Cap Growth Portfolio                    3,440,415  3,440,415          --          --          --          --

* Janus Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.
** Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002 which are subject to an annual limitation of $3,688,483
*** Lord Abbett Growth and Income Portfolio acquired losses of $61,902,713 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
**** Lord Abbett Growth Opportunities acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861.
***** MFS Research International Portfolio acquired losses of $37,816,349 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.
****** Oppenheimer Capital Appreciation acquired losses of $2,062,652 in the merger with Met/Putnam Research Portfolio on November 19, 2004 which are subject to a limitation of $547,359 in 2004.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the Money Market Portfolio which declares distributions daily and pays monthly).

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for the Money Market Portfolio, Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for the Money Market Portfolio and the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO PEA Innovation Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Third Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

I. SECURITY LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Janus Aggressive Growth, Lord Abbett America's Value, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - Among the strategic transactions into which the Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments, A portfolio will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - All Portfolios except the Neuberger Berman Real Estate Portfolio and Turner Mid-Cap Growth Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

O. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC. (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Goldman Sachs Asset Management, L.P., Harris Associates L.P., Janus Capital Management LLC, Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, Neuberger Berman Management, Inc., OppenheimerFunds, Inc., Pacific Investment Management Company LLC (PIMCO), PEA Capital LLC, Putnam Investment Management, LLC, Third Avenue Management LLC, T. Rowe Price Associates, Inc. and Turner Investment Partners, Inc., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios. The five Met Life Strategy Portfolios are managed by the Manager.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                           Management Fees earned
                                             by Manager For the
                                                period ended
Portfolio                                    December 31, 2004    % per annum Average Daily Assets
---------                                  ---------------------- ----------- --------------------

Met/AIM Mid Cap Core Equity Portfolio           $ 1,976,021           0.75%   First $150 Million

                                                                      0.70%   Over $150 Million

Met/AIM Small Cap Growth Portfolio                3,190,382           0.90%   All

Goldman Sachs Mid-Cap Value*                        677,715           0.75%   First $200 Million

                                                                      0.70%   Over $200 Million

Harris Oakmark International Portfolio            4,799,579           0.85%   First $500 Million

                                                                      0.80%   Over $500 Million

Janus Aggressive Growth Portfolio                 3,367,260           0.80%   First $100 Million

                                                                      0.75%   Over $100 Million up to $500 Million

                                                                      0.70%   Over $500 Million

Lord Abbett America's Value Portfolio               127,243           0.65%   First $500 Million

                                                                      0.60%   Over $500 Million

Lord Abbett Bond Debenture Portfolio              6,799,252           0.60%   First $500 Million

                                                                      0.55%   Over $500 Million

Lord Abbett Growth and Income Portfolio          13,624,840           0.60%   First $800 Million

                                                                      0.55%   Over $800 Million up to $1.5 Billion

                                                                      0.45%   Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio          396,571           0.70%   First $200 Million

                                                                      0.65%   Over $200 Million up to $500 Million

                                                                     0.625%   Over $500 Million

Lord Abbett Mid-Cap Value Portfolio               1,658,919           0.70%   First $200 Million

                                                                      0.65%   Over $200 Million up to $500 Million

                                                                     0.625%   Over $500 Million

MetLife Aggressive Strategy Portfolio**              19,094          0.100%   All

MetLife Balanced Strategy Portfolio**                97,618          0.100%   All

MetLife Defensive Strategy Portfolio**                8,957          0.100%   All

MetLife Growth Strategy Portfolio**                  86,163          0.100%   All

MetLife Moderate Strategy Portfolio**                31,850          0.100%   All

MFS Research International Portfolio              3,514,055           0.80%   First $200 Million

                                                                      0.75%   Over $200 Million up to $500 Million

                                                                      0.70%   Over $500 Million up to $1 Billion

                                                                      0.65%   Over $1 Billion

Money Market Portfolio                              767,884           0.40%   All

Neuberger Berman Real Estate Portfolio*             795,451           0.70%   First $200 Million

                                                                      0.65%   Over $200 Million to $750 Million

                                                                      0.55%   Over $750 Million

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                           Management Fees earned
                                             by Manager For the
                                                period ended
Portfolio                                    December 31, 2004    % per annum Average Daily Assets
---------                                  ---------------------- ----------- --------------------

Oppenheimer Capital Appreciation Portfolio       $4,327,515           0.65%   First $150 Million

                                                                     0.625%   Over $150 Million up to $300 Million

                                                                      0.60%   Over $300 Million up to $500 Million

                                                                      0.55%   Over $500 Million

PIMCO Inflation Protected Bond Portfolio          3,079,040           0.50%   All

PIMCO PEA Innovation Portfolio                    1,570,194           0.95%   All

PIMCO Total Return Portfolio                      6,936,055           0.50%   All

Met/Putnam Capital Opportunities Portfolio          426,296           0.85%   All

Third Avenue Small Cap Value Portfolio            3,556,948           0.75%   All

T. Rowe Price Mid-Cap Growth Portfolio            3,146,034           0.75%   All

Turner Mid-Cap Growth Portfolio*                    596,531           0.80%   First $300 Million

                                                                      0.70%   Over $300 Million

* For the period from 5/1/2004 (Commencement of operations) through 12/31/2004 ** For the period from 11/4/2004 (Commencement of operations) through 12/31/2004

State Street provides Custodian, Administration and Transfer Agency services to the Trust.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company. MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California. MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company. First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of December 31, 2004, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, New England Life Insurance Company, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2005 (excluding the Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, Money Market Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                   Expenses Deferred in
-                                                              ----------------------------
                                                               2001  2002     2003    2004
-                                      Maximum Expense Ratio   ---- ------- -------- ------
                                       under current Expense    Subject to repayment until
                                        Limitation Agreement           December 31,
-                                     ----------------------   ----------------------------
Portfolio                             Class A Class B Class E  2006  2007     2008    2009
---------                             ------- ------- -------  ---- ------- -------- ------

Met/AIM Mid Cap Core Equity Portfolio  0.95%   1.20%   1.10%   $ -- $    -- $     -- $   --

Met/AIM Small Cap Growth Portfolio     1.05%   1.30%   1.20%     --  54,206  113,088     --

Goldman Sachs Mid-Cap Value Portfolio  0.95%   1.20%   1.10%**  N/A     N/A      N/A  5,969

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                                                            Expenses Deferred in
-                                                                    ----------------------------------
                                                                       2001     2002     2003    2004
-                                            Maximum Expense Ratio   -------- -------- -------- -------
                                             under current Expense       Subject to repayment until
                                             Limitation Agreement               December 31,
-                                          -----------------------   ----------------------------------
Portfolio                                  Class A  Class B Class E    2006     2007     2008    2009
---------                                  -------  ------- -------  -------- -------- -------- -------

Harris Oakmark International Portfolio      1.20%    1.45%   1.35%   $     -- $     -- $     -- $    --

Janus Aggressive Growth Portfolio           0.90%    1.15%   1.05%         --   55,811       --      --

J.P. Morgan Quality Bond Portfolio*           N/A      N/A     N/A     76,548  162,747       --   4,093

Lord Abbett America's Value Portfolio       0.85%**  1.10%   1.00%**       --       --   76,985  98,677

Lord Abbett Bond Debenture Portfolio        0.75%    1.00%   0.90%         --       --       --      --

Lord Abbett Developing Growth Portfolio*      N/A      N/A     N/A     84,349  119,049   54,030      --

Lord Abbett Growth Opportunities Portfolio  0.90%    1.15%   1.05%**  175,679  124,154   78,081  29,476

MetLife Aggressive Strategy Portfolio       0.10%**  0.35%   0.25%**       --       --       --  32,989

MetLife Balanced Strategy Portfolio         0.10%**  0.35%   0.25%**       --       --       --  32,988

MetLife Defensive Strategy Portfolio        0.10%**  0.35%   0.25%**       --       --       --  32,988

MetLife Growth Strategy Portfolio           0.10%**  0.35%   0.25%**       --       --       --  32,988

MetLife Moderate Strategy Portfolio         0.10%**  0.35%   0.25%**       --       --       --  32,988

MFS Research International Portfolio        1.10%    1.35%   1.25%         --  274,896  185,166      --

Money Market Portfolio                        N/A      N/A     N/A    142,951   78,237   13,354      --

Neuberger Beman Real Estate Portfolio       0.90%    1.15%   1.05%        N/A      N/A      N/A   5,247

Oppenheimer Capital Appreciation
  Portfolio                                 0.75%    1.00%   0.90%**       --       --       --      --

PIMCO Inflation Protected Bond Portfolio    0.65%    0.90%   0.80%**       --       --       --      --

PIMCO PEA Innovation Portfolio              1.10%    1.35%   1.25%    219,301  171,885   69,246      --

Met/Putnam Research Portfolio*                N/A      N/A     N/A    176,669  152,623  118,946  61,004

Third Avenue Small Cap Value Portfolio      0.95%    1.20%   1.10%**       --       --       --      --

T. Rowe Price Mid-Cap Growth Portfolio      0.95%    1.20%   1.10%         --       --    2,646      --

Turner Mid-Cap Growth Portfolio             1.00%    1.25%   1.15%**      N/A      N/A      N/A   6,502

*Portfolios merged into other portfolios within the Trust. Any repayment will be paid from surviving portfolios. See note 12
** Class not offered 12/31/2004

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the Manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The following amounts were repaid to the Manager during 2004:


              Met/AIM Mid Cap Core Equity Portfolio      $122,843

              Met/AIM Small Cap Growth Portfolio          197,306

              Harris Oakmark International Portfolio       70,893

              Janus Aggressive Growth Portfolio           286,247

              Lord Abbett Growth and Income Portfolio     415,534

              MFS Research International Portfolio        617,855

              Oppenheimer Capital Appreciation Portfolio  239,658

              T. Rowe Price Mid-Cap Growth Portfolio      352,377

Certain Portfolios (detailed below) changed expense ratios effective May 1, 2004. These are the expense Ratio in effect prior to May 1, 2004.

        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        Lord Abbett America's Value Portfolio     0.80%*  1.05%   0.95%*

        PIMCO Inflation Protected Bond Portfolio  0.70%   0.95%   0.85%*

        Third Avenue Small Cap Value Portfolio    1.00%   1.25%   1.15%*

        *Class not offered 12/31/2004

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of Metlife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the period ended December 31, 2004 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

    Portfolio                              Affiliate             Commission
    ---------                              ---------             ----------

    Goldman Sachs Mid-Cap Value Portfolio  Goldman Sachs & Co.    $ 22,106

    Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc.   111,718

                                           Neuberger Berman LLC        470

    Third Avenue Small Cap Value Portfolio M. J. Whitman LLC       722,205

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                            SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                            IN CONNECTION    THROUGH                    (DECREASE)
                                      BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                      SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
MET/AIM MID CAP CORE EQUITY PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                             362,141  3,992,888        --                --       (196,806)   3,796,082   4,158,223
  12/31/2003                             428,695    282,305        --             3,148       (352,007)     (66,554)    362,141
-----------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                          17,228,218  8,039,390        --                --    (10,256,274)  (2,216,884) 15,011,334
  12/31/2003                           3,338,502 14,202,681        --           134,870       (447,835)  13,889,716  17,228,218
-----------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2004                           1,605,958    897,130        --                --       (337,053)     560,077   2,166,035
  12/31/2003                             434,774  1,214,883        --            12,682        (56,381)   1,171,184   1,605,958
-----------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
MET/AIM SMALL CAP GROWTH PORTFOLIO     ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                              517,669  6,898,904           --              --      (210,532)   6,688,372   7,206,041
  12/31/2003                              777,758    541,035           --              --      (801,124)    (260,089)    517,669
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                           17,244,856 20,169,512           --              --   (13,100,904)   7,068,608  24,313,464
  12/31/2003                            5,462,796 13,082,731           --              --    (1,300,671)  11,782,060  17,244,856
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2004                              719,424    493,797           --              --      (244,120)     249,677     969,101
  12/31/2003                              203,685    896,778           --              --      (381,039)     515,739     719,424
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  5/1/2004-12/31/2004                          -- 10,477,933           --         131,272       (54,507)  10,554,698  10,554,698
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  5/1/2004-12/31/2004                          -- 14,620,067           --          99,510    (6,019,691)   8,699,886   8,699,886
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                              702,614 18,925,313           --           4,691      (384,623)  18,545,381  19,247,995
  12/31/2003                              535,641    779,494           --           8,058      (620,579)     166,973     702,614
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                           24,326,339 29,229,329           --              --   (19,647,575)   9,581,754  33,908,093
  12/31/2003                            2,015,362 22,848,205           --         256,203      (793,431)  22,310,977  24,326,339
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2004                            1,994,880  3,695,709           --             555      (410,383)   3,285,881   5,280,761
  12/31/2003                              172,860  2,568,149           --          21,758      (767,887)   1,822,020   1,994,880
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
JANUS AGGRESSIVE GROWTH PORTFOLIO      ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                            2,830,143 31,455,247           --              --    (1,508,350)  29,946,897  32,777,040
  12/31/2003                              506,384    619,922    2,479,616              --      (775,779)   2,323,759   2,830,143
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                           36,151,783 36,455,040           --              --   (27,830,101)   8,624,939  44,776,722
  12/31/2003                            8,766,860 26,884,475    1,148,231              --      (647,783)  27,384,923  36,151,783
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2004                              582,085    321,840           --              --      (177,886)     143,954     726,039
  04/18/2003-12/31/2003                        --    299,543      352,762              --       (70,220)     582,085     582,085
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT AMERICA'S VALUE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                              760,468  2,077,534           --          66,300      (283,527)   1,727,707   2,620,775
  5/1/2003-12/31/2003                          --    757,123           --          17,879       (14,534)     760,468     760,468
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT BOND DEBENTURE PORTFOLIO   ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                           19,483,208 23,884,643           --       1,305,868    (3,492,477)  21,698,034  41,181,242
  12/31/2003                           19,736,383  2,436,588           --         316,684    (3,006,447)    (253,175) 19,483,208
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                           63,346,723 30,550,825           --       1,977,653   (34,006,548)  (1,478,070) 61,868,653
  12/31/2003                           19,347,224 45,901,571           --         994,186    (2,896,258)  43,999,499  63,346,723
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2004                            1,902,823  1,047,602           --          90,207      (244,345)     893,464   2,796,287
  12/31/2003                              243,035  2,053,109           --          29,394      (422,715)   1,659,788   1,902,823
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE) IN
                                      BEGINNING  SHARES      WITH ACQUISITION DIVIDEND      SHARES       SHARES
                                      SHARES     SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO                            ---------- ----------- ---------------- ------------- ------------ -------------

  Class A
  12/31/2004                          47,841,392  27,835,340           --         303,598    (7,922,161)   20,216,777
  12/31/2003                          47,207,857     349,332    5,782,283         562,101    (6,060,181)      632,535
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  12/31/2004                          44,508,255  21,296,132           --         160,004   (18,943,885)    2,512,251
  12/31/2003                          17,964,532  26,494,832      249,263         249,106      (449,478)   26,543,723
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
LORD ABBETT GROWTH OPPORTUNITIES
 PORTFOLIO                            ---------- ----------- ---------------- ------------- ------------ -------------

  Class A
  12/31/2004                           2,991,030     195,015           --              --      (640,675)     (445,660)
  12/31/2003                             561,210     287,670    2,703,556              --      (561,406)    2,429,820
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  12/31/2004                           3,011,260     646,479           --              --      (166,599)      479,880
  12/31/2003                           2,024,805     550,052      652,415              --      (216,012)      986,455
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
LORD ABBETT MID-CAP VALUE PORTFOLIO   ---------- ----------- ---------------- ------------- ------------ -------------

  Class A
  12/31/2004                           5,097,742   1,352,525           --         150,591      (820,808)      682,308
  12/31/2003                           5,138,713     340,333           --         106,303      (487,607)      (40,971)
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  12/31/2004                           5,648,894   2,524,233           --         210,422       (43,447)    2,691,208
  12/31/2003                           3,598,974   1,983,088           --         112,318       (45,486)    2,049,920
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  11/4/2004-12/31/2004                        --  28,465,808           --          63,655       (49,377)   28,480,086
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
METLIFE BALANCED STRATEGY PORTFOLIO   ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  11/4/2004-12/31/2004                        -- 150,101,547           --       1,506,709      (122,378)  151,485,878
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO  ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  11/4/2004-12/31/2004                        --  12,821,112           --         225,366        (2,317)   13,044,161
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
METLIFE GROWTH STRATEGY PORTFOLIO     ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  11/4/2004-12/31/2004                        -- 129,839,642           --         819,165        (5,732)  130,653,075
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
METLIFE MODERATE STRATEGY PORTFOLIO   ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  11/4/2004-12/31/2004                        --  48,823,787           --         665,692        (7,182)   49,482,297
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
MFS RESEARCH INTERNATIONAL PORTFOLIO  ---------- ----------- ---------------- ------------- ------------ -------------

  Class A
  12/31/2004                           6,859,905  20,475,790           --          52,999    (1,458,493)   19,070,296
  12/31/2003                           1,252,032     868,603    6,123,890          36,090    (1,420,710)    5,607,873
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  12/31/2004                          18,995,260  29,379,626           --          73,339   (14,532,358)   14,920,607
  12/31/2003                           8,979,538  15,429,499      210,873         120,805    (5,745,455)   10,015,722
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------

  Class E
  12/31/2004                             702,510     804,394           --           2,025      (546,719)      259,700
  12/31/2003                             239,795     514,508           --           4,358       (56,151)      462,715
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------


                                      ENDING
                                      SHARES
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO                            -----------

  Class A
  12/31/2004                           68,058,169
  12/31/2003                           47,841,392
----------------------                -----------

  Class B
  12/31/2004                           47,020,506
  12/31/2003                           44,508,255
----------------------                -----------
LORD ABBETT GROWTH OPPORTUNITIES
 PORTFOLIO                            -----------

  Class A
  12/31/2004                            2,545,370
  12/31/2003                            2,991,030
----------------------                -----------

  Class B
  12/31/2004                            3,491,140
  12/31/2003                            3,011,260
----------------------                -----------
LORD ABBETT MID-CAP VALUE PORTFOLIO   -----------

  Class A
  12/31/2004                            5,780,050
  12/31/2003                            5,097,742
----------------------                -----------

  Class B
  12/31/2004                            8,340,102
  12/31/2003                            5,648,894
----------------------                -----------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO -----------

  Class B
  11/4/2004-12/31/2004                 28,480,086
----------------------                -----------
METLIFE BALANCED STRATEGY PORTFOLIO   -----------

  Class B
  11/4/2004-12/31/2004                151,485,878
----------------------                -----------
METLIFE DEFENSIVE STRATEGY PORTFOLIO  -----------

  Class B
  11/4/2004-12/31/2004                 13,044,161
----------------------                -----------
METLIFE GROWTH STRATEGY PORTFOLIO     -----------

  Class B
  11/4/2004-12/31/2004                130,653,075
----------------------                -----------
METLIFE MODERATE STRATEGY PORTFOLIO   -----------

  Class B
  11/4/2004-12/31/2004                 49,482,297
----------------------                -----------
MFS RESEARCH INTERNATIONAL PORTFOLIO  -----------

  Class A
  12/31/2004                           25,930,201
  12/31/2003                            6,859,905
----------------------                -----------

  Class B
  12/31/2004                           33,915,867
  12/31/2003                           18,995,260
----------------------                -----------

  Class E
  12/31/2004                              962,210
  12/31/2003                              702,510
----------------------                -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                         SHARES ISSUED    SHARES ISSUED               NET INCREASE
                                                         IN CONNECTION    THROUGH                     (DECREASE) IN
                                 BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES        SHARES        ENDING
                                 SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED   OUTSTANDING   SHARES
MONEY MARKET PORTFOLIO           ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2004                       5,253,823   5,622,742            --         39,743     (7,233,161)   (1,570,676)   3,683,147
  12/31/2003                           4,823  16,078,401            --         26,703    (10,856,104)    5,249,000    5,253,823
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2004                     169,419,583 213,526,681            --      1,176,053   (243,278,147)  (28,575,413) 140,844,170
  12/31/2003                     128,542,580 221,367,123            --        744,955   (181,235,075)   40,877,003  169,419,583
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
NEUBERGER BERMAN REAL ESTATE
 PORTFOLIO                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  5/1/2004-12/31/2004                     --   6,202,972            --        229,704       (252,147)    6,180,529    6,180,529
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  5/1/2004-12/31/2004                     --  19,251,263            --        507,914     (6,350,953)   13,408,224   13,408,224
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class E
  5/1/2004-12/31/2004                     --   1,661,039            --         65,201        (49,227)    1,677,013    1,677,013
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2004                          28,096  33,645,202     2,272,486        119,955       (405,762)   35,631,881   35,659,977
  12/31/2003                         107,094      27,163            --             --       (106,161)      (78,998)      28,096
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2004                      66,468,580  40,170,162    11,866,269      5,705,981    (47,819,955)    9,922,457   76,391,037
  12/31/2003                      18,967,760  47,586,120            --             --        (85,300)   47,500,820   66,468,580
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO INFLATION PROTECTED BOND
 PORTFOLIO                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2004                         111,760  29,513,272            --      1,635,260       (113,397)   31,035,135   31,146,895
  05/01/2003-12/31/2003                   --     109,164            --          2,695            (99)      111,760      111,760
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2004                      35,579,307  35,672,691            --      2,529,164    (26,548,819)   11,653,036   47,232,343
  05/01/2003-12/31/2003                   --  36,016,510            --        790,694     (1,227,897)   35,579,307   35,579,307
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO PEA INNOVATION PORTFOLIO   ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2004                       9,777,927  13,372,160            --         13,041     (5,461,109)    7,924,092   17,702,019
  12/31/2003                       4,239,751  11,776,642            --             --     (6,238,466)    5,538,176    9,777,927
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2004                      13,511,798  18,445,567            --         16,957    (10,080,939)    8,381,585   21,893,383
  12/31/2003                       5,002,191  10,986,748            --             --     (2,477,141)    8,509,607   13,511,798
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class E
  12/31/2004                       3,233,733   2,169,075            --          3,362       (979,157)    1,193,280    4,427,013
  12/31/2003                         391,985   3,252,487            --             --       (410,739)    2,841,748    3,233,733
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO TOTAL RETURN PORTFOLIO     ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2004                      16,754,205  26,229,737     8,766,781      1,303,224     (2,337,126)   33,962,616   50,716,821
  12/31/2003                      13,670,264   5,767,117            --        346,229     (3,029,405)    3,083,941   16,754,205
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2004                      77,453,916  28,722,299     6,618,814      6,382,604    (28,287,533)   13,436,184   90,890,100
  12/31/2003                      37,877,688  50,149,451            --      1,511,437    (12,084,660)   39,576,228   77,453,916
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class E
  12/31/2004                      10,321,229   3,422,332            --        889,231     (1,704,712)    2,606,851   12,928,080
  12/31/2003                       2,581,495   8,230,893            --        205,689       (696,848)    7,739,734   10,321,229
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
MET/PUTNAM CAPITAL OPPORTUNITIES
 PORTFOLIO                             ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                            4,199,765     31,588        --                --       (912,483)   (880,895)   3,318,870
  12/31/2003                            5,090,538     27,928        --                --       (918,701)   (890,773)   4,199,765
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                              251,419     67,860        --                --        (32,045)      35,815     287,234
  12/31/2003                              225,283     65,426        --                --        (39,290)      26,136     251,419
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                              530,380 13,973,464        --           329,460       (483,483)  13,819,441  14,349,821
  12/31/2003                              501,011     87,619        --             5,110        (63,360)      29,369     530,380
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                           26,528,195 17,295,098        --           667,401    (14,183,581)   3,778,918  30,307,113
  12/31/2003                            4,036,604 22,669,156        --           217,592       (395,157)  22,491,591  26,528,195
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                            5,451,817 15,971,697        --                --     (2,128,879)  13,842,818  19,294,635
  12/31/2003                            3,432,300  3,028,605        --                --     (1,009,088)   2,019,517   5,451,817
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                           48,525,129 25,248,670        --                --    (27,609,948)  (2,361,278) 46,163,851
  12/31/2003                           13,488,219 35,743,200        --                --       (706,290)  35,036,910  48,525,129
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2004                            1,701,812  1,455,676        --                --       (296,103)   1,159,573   2,861,385
  12/31/2003                              450,608  1,279,932        --                --        (28,728)   1,251,204   1,701,812
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
TURNER MID-CAP GROWTH PORTFOLIO        ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A

  5/1/2004-12/31/2004                          --  6,810,578        --                --             (6)   6,810,572   6,810,572
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B

  5/1/2004-12/31/2004                          -- 13,360,733        --                --     (6,256,074)   7,104,659   7,104,659
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2004 were as follows:

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------

Met/AIM Mid Cap Core Equity Portfolio        $        --     271,774,260    $        --     224,436543

Met/AIM Small Cap Growth Portfolio                    --     494,035,172             --    316,323,330

Goldman Sachs Mid-Cap Value Portfolio                 --     239,633,690             --     52,612,228

Harris Oakmark International Portfolio                --     450,299,139             --     62,121,715

Janus Aggressive Growth Portfolio                     --     584,958,925             --    446,174,953

Lord Abbett America's Value Portfolio          1,499,777      26,376,111        699,088      5,128,551

Lord Abbett Bond Debenture Portfolio          74,076,935     675,496,227     38,648,047    407,389,971

Lord Abbett Growth and Income Portfolio               --   1,239,298,188             --    740,885,786

Lord Abbett Growth Opportunities Portfolio            --      56,079,558             --     57,648,341

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


5. INVESTMENT TRANSACTIONS - CONTINUED

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------
Lord Abbett Mid-Cap Value Portfolio        $           --   103,781,552   $           --    46,023,949
MFS Research International Portfolio                   --   764,232,526               --   430,563,301
Neuberger Berman Real Estate Portfolio                 --   288,434,408               --    84,629,760
Oppenheimer Capital Appreciation Portfolio             --   690,306,415               --   447,862,396
PIMCO Inflation Protected Bond Portfolio    9,503,271,671   522,223,191    9,049,631,836   226,216,298
PIMCO PEA Innovation Portfolio                         --   349,088,151               --   275,749,011
PIMCO Total Return Portfolio                6,612,905,531   321,541,983    5,268,669,739   144,827,789
Met/Putnam Capital Opportunities Portfolio             --    42,354,967               --    52,045,154
Third Avenue Small Cap Value Portfolio                 --   222,845,626               --    47,576,147
T. Rowe Price Mid-Cap Growth Portfolio          2,392,903   291,267,132        2,393,759   202,900,934
Turner Mid-Cap Growth Portfolio                        --   239,848,663               --   106,323,022

At December 31, 2004, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                             Gross         Gross      Net Unrealized
                                           Federal Income  Unrealized    Unrealized   Appreciation/
Portfolio                                     Tax Cost    Appreciation (Depreciation) (Depreciation)
---------                                  -------------- ------------ -------------- --------------
Met/AIM Mid Cap Core Equity Portfolio      $  288,021,154 $ 30,615,735  $ (1,928,179)  $ 28,687,556
Met/AIM Small Cap Growth Portfolio            462,516,953   66,586,078    (3,393,819)    63,192,259
Goldman Sachs Mid-Cap Value                   205,936,751   27,291,308      (643,610)    26,647,698
Harris Oakmark International Portfolio        860,981,627  159,220,570            --    159,220,570
Janus Aggressive Growth Portfolio             595,809,676   83,455,384    (6,343,834)    77,111,550
Lord Abbett America's Value Portfolio          31,461,756    3,869,234       (34,006)     3,835,228
Lord Abbett Bond Debenture Portfolio        1,463,339,860   69,013,187    (5,739,529)    63,273,658
Lord Abbett Growth and Income Portfolio     2,718,970,745  564,352,147   (48,258,533)   516,093,614
Lord Abbett Growth Opportunities Portfolio     64,362,352   10,271,366      (896,755)     9,374,611
Lord Abbett Mid-Cap Value Portfolio           268,177,760   75,085,574    (3,459,516)    71,626,058
Metlife Aggressive Strategy Portfolio         298,203,602    6,409,313            --      6,409,313
Metlife Balanced Strategy Portfolio         1,549,290,962   22,998,738   (10,718,243)    12,280,495
Metlife Defensive Strategy Portfolio          130,320,894    1,267,860    (1,736,168)      (468,308)
Metlife Growth Strategy Portfolio           1,359,071,462   25,058,771    (4,400,374)    20,658,397
Metlife Moderate Strategy Portfolio           499,670,217    5,851,067    (5,049,952)       801,115
MFS Research International Portfolio          789,104,453   96,973,823    (4,326,948)    92,646,875
Neuberger Berman Real Estate Portfolio        221,226,929   44,457,725            --     44,457,725
Oppenheimer Capital Appreciation Portfolio    923,539,597   84,674,137   (22,663,199)    62,010,938
PIMCO Inflation Protected Bond Portfolio    1,700,197,220   10,513,463      (211,058)    10,302,405
PIMCO PEA Innovation Portfolio                224,607,201   11,073,708    (3,349,334)     7,724,374
PIMCO Total Return Portfolio                2,118,815,831    6,070,336     1,114,378      4,955,958
Met/Putnam Capital Opportunities Portfolio     47,924,048    9,656,501    (1,015,699)     8,640,802
Third Avenue Small Cap Value Portfolio        615,456,611  156,765,378    (2,752,061)   154,013,317
T. Rowe Price Mid-Cap Growth Portfolio        501,459,790   93,748,428    (5,609,335)    88,139,093
Turner Mid-Cap Growth Portfolio               132,150,227   24,739,841      (414,800)    24,325,041

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



6. SECURITY LENDING

As of December 31, 2004, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of     Value of
                                                  Securities   Collateral
                                                 ------------ ------------

      Met/AIM Mid Cap Core Equity Portfolio      $ 16,467,239 $ 16,853,169

      Met/AIM Small Cap Growth Portfolio          110,902,622  114,489,873

      Harris Oakmark International Portfolio      168,404,784  177,932,127

      Janus Aggressive Growth Portfolio            76,037,260   78,013,793

      Lord Abbett Bond Debenture Portfolio        215,123,437  215,548,563

      Lord Abbett Growth and Income Portfolio      73,658,145   75,009,531

      Lord Abbett Growth Opportunities Portfolio   12,814,912   13,086,787

      Lord Abbett Mid-Cap Value Portfolio          34,296,470   35,247,816

      MFS Research International Portfolio        160,667,918  168,928,139

      Oppenheimer Capital Appreciation Portfolio   47,816,582   49,353,516

      PIMCO PEA Innovation Portfolio               28,771,609   29,776,444

      Met/Putnam Capital Opportunities Portfolio    5,551,858    5,702,584

      Third Avenue Small Cap Value Portfolio      124,532,026  128,133,883

      T. Rowe Price Mid-Cap Growth Portfolio       74,550,921   76,364,410

7. FUTURES CONTRACTS

The futures contracts outstanding as of December 31, 2004 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                               Number of
                                                           Description                      Expiration Date    Contracts
                                          ---------------------------------------------- --------------------- ---------
PIMCO Inflation Protected Bond Portfolio: Euro Dollar Futures                            June 2005 - Long          225
                                          Germany Federal Republic Bonds 10 Year Futures March 2005 - Long         141
                                          Germany Federal Republic Bonds 10 Year Futures Febuary 2005 - Long        92
                                          U.S. Treasury Note 10 Year Futures             March 2005 - Long          12

PIMCO Total Return Portfolio:             Euro Dollar Futures                            June 2005 - Long            4
                                          Euro Dollar Futures                            September 2004 - Long     864
                                          Japan Government Bonds 10 Year Future          March 2005 - Long          17
                                          U.S. Treasury Note 5 Year Futures              March 2005 - Long         242
                                          Municipal 10 Year Future Notes                 March 2005 - Long          13
                                          U.S. Treasury Note 10 Year Futures             March 2005 - Long       5,302
                                          Euro Dollar Futures                            March 2005 - Long          86
                                          Germany Federal Republic Bonds 10 Year Futures March 2005 - Long       1,543
                                          Libor Futures                                  December 2005 - Short   (207)

                                                           Unrealized
                                                         Appreciation/
                                          Notional Value (Depreciation)
                                          -------------- --------------
PIMCO Inflation Protected Bond Portfolio:  $54,464,063     $(218,750)
                                            22,635,478        (9,841)
                                                    12              0
                                             1,343,250        (2,438)

PIMCO Total Return Portfolio:                  968,250        (3,450)
                                           208,677,600      (618,600)
                                            22,896,136        124,404
                                            26,506,563          2,063
                                             1,352,000          1,500
                                           593,492,625      2,813,844
                                            20,875,425       (76,325)
                                           247,705,979        613,145
                                              (14,872)        143,760

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2004, were as follows:

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

FORWARD FOREIGN CURRENCY CONTRACTS TO SELL:

                                                                                              Net Unrealized
                                                                    Value at      In Exchange Appreciation/
Settlement Date                             Contacts to Deliver December 31, 2004  for U.S.$  (Depreciation)
---------------                             ------------------- ----------------- ----------- --------------

11/16/2005                                   51,500,000   CHF      $45,958,943     44,394,638  $(1,564,305)

11/17/2005                                   29,400,000   CHF       26,238,299     25,406,153     (832,146)

11/22/2005                                   22,000,000   CHF       19,639,876     19,133,762     (506,114)

12/7/2005                                    14,900,000   CHF       13,313,301     13,288,148      (25,153)

7/12/2005                                    18,500,000   GBP       35,074,871     33,337,000   (1,737,871)

7/14/2005                                    18,600,000   GBP       35,261,833     33,690,180   (1,571,653)

11/28/2005                                    9,900,000   GBP       18,672,945     18,253,125     (419,820)

12/7/2005                                     9,500,000   GBP       17,912,498     18,041,450      128,952

12/9/2005                                    11,100,000   GBP       20,927,786     21,202,110      274,324
                                                                                               -----------

                                                                                               $(6,253,786)
                                                                                               ===========

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Buy:
                                                                                              Net Unrealized
                                                                    Value at      In Exchange Appreciation/
Settlement Date                             Contacts to Deliver December 31, 2004  for U.S.$  (Depreciation)
---------------                             ------------------- ----------------- ----------- --------------

1/10/2005                                     2,183,000   EUR      $ 2,955,326    $ 2,930,664  $    24,662

1/27/2005                                   536,643,000   JPY        5,233,670      5,238,787       (5,117)

1/27/2005                                   447,826,000   JPY        4,367,472      4,280,705       86,767
                                                                                               -----------

                                                                                               $   106,312
                                                                                               ===========

Forward Foreign Currency Contracts to Sell:
                                                                                              Net Unrealized
                                                                    Value at      In Exchange Appreciation/
Settlement Date                             Contacts to Deliver December 31, 2004  for U.S.$  (Depreciation)
---------------                             ------------------- ----------------- ----------- --------------

1/10/2005                                     3,194,000   EUR      $ 4,324,009      4,235,739      (88,270)
                                                                                               -----------

                                                                                               $   (88,270)
                                                                                               ===========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

PIMCO TOTAL RETURN PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                  Net Unrealized
                                        Value at      In Exchange Appreciation/
Settlement Date Contacts to Deliver December 31, 2004  for U.S.$  (Depreciation)
--------------- ------------------- ----------------- ----------- --------------

   1/24/2005          807,840  BRL     $   301,611       270,361    $   31,250

   2/22/2005          808,656  BRL         298,514       281,174        17,340

   3/14/2005        1,149,000  BRL         421,064       400,139        20,925

   2/3/2005        52,439,589  CLP          94,346        85,700         8,646

   2/17/2005      252,032,800  CLP         453,373       424,655        28,718

   3/14/2005      232,106,000  CLP         417,439       391,575        25,864

   9/26/2005       35,538,750  CNY       4,509,230     4,500,000         9,230

   1/10/2005          398,000  EUR         538,809       533,059         5,750

   1/10/2005        3,642,000  EUR       4,930,507     4,889,363        41,144

   1/10/2005        2,206,000  EUR       2,986,463     2,923,843        62,620

   1/26/2005        5,583,817  HKD         719,485       719,388            97

   3/21/2005       17,229,000  INR         395,892       391,301         4,591

   3/21/2005        8,592,000  INR         197,429       195,140         2,289

   1/27/2005    2,452,881,000  JPY      23,921,994    22,946,639       975,355

   1/27/2005      263,826,000  JPY       2,572,992     2,537,459        35,533

   1/28/2005      832,437,000  KRW         803,396       726,068        77,328

   2/24/2005      316,744,000  KRW         305,626       295,829         9,797

   3/21/2005      451,940,000  KRW         435,981       425,055        10,926

   2/28/2005        7,953,681  MXP         705,457       689,466        15,991

   3/22/2005        4,294,000  MXP         379,438       376,931         2,507

   2/22/2005        1,117,923  PEN         340,494       336,978         3,516

   2/22/2005        1,025,665  PEN         312,394       309,028         3,366

   3/17/2005        1,325,000  PEN         403,298       401,211         2,087

   2/22/2005        1,101,752  PLN         365,036       335,828        29,208

   3/22/2005        1,104,000  PLN         364,753       355,247         9,506

   1/26/2005       20,638,211  RUB         744,749       720,105        24,644

   2/22/2005        7,754,750  RUB         279,569       272,143         7,426

   3/22/2005       11,673,000  RUB         424,015       417,415         6,600

   1/26/2005        1,210,533  SGD         742,119       724,393        17,726

   2/24/2005          459,857  SGD         282,164       279,872         2,292

   3/21/2005          653,000  SGD         400,991       398,086         2,905

   2/28/2005       20,289,808  SKK         707,702       676,214        31,488

   3/22/2005       12,737,000  SKK         444,087       440,971         3,116

   2/24/2005        9,008,368  TWD         284,120       278,122         5,998

   3/21/2005       12,720,000  TWD         401,732       394,052         7,680
                                                                    ----------

                                                                    $1,543,459
                                                                    ==========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

Forward Foreign Currency Contracts to Sell:

                                                                   Net Unrealized
                                         Value at      In Exchange Appreciation/
Settlement Date Contracts to Deliver December 31, 2004  for U.S.$  (Depreciation)
--------------- -------------------- ----------------- ----------- --------------

   9/26/2005       35,538,750  CNY       4,509,230      4,487,782    $ (21,448)

   1/10/2005        3,579,000  EUR       4,845,218      4,744,673     (100,545)

   1/13/2005          154,000  GBP         294,772        299,638        4,866

   1/27/2005      200,000,000  JPY       1,950,522      1,921,137      (29,385)

   1/27/2005      157,000,000  JPY       1,531,160      1,507,369      (23,791)
                                                                     ---------

                                                                     $(170,303)
                                                                     =========

       BRL - Brazilian Real      KRW - South Korean Won
       CHF - Swiss Franc         MXP - Mexican Peso
       CLP - Chilean Peso        PEN - Peruvian Nuevo Sol
       CNY - China Yuan Renminbi PLN - Polish Zloty
       EUR - Euro                RUB - Russian Ruble
       GBP - British Pound       SGD - Singapore Dollar
       HKD - Hong Kong Dollar    SKK - Slovakian Koruna
       INR - Indian Rupee        TWD - Taiwan Dollar
       JPY - Japanese Yen        U.S. $ - United States Dollar

9. OPTIONS

During the period ended December 31, 2004 the following option contracts were written:

                                               Met/AIM                 PIMCO                    PIMCO
                                           Small Cap Growth     Inflation Protected          Total Return
                                              Portfolio           Bond Portfolio              Portfolio
                                         -------------------  ----------------------  -------------------------
                                         Number of             Number of                Number of
                                         Contracts  Premium    Contracts    Premium     Contracts     Premium
                                         --------- ---------  -----------  ---------  ------------  -----------
Options outstanding at December 31, 2003     230   $  32,033   64,000,000  $ 560,202   372,600,228  $ 5,679,905
Options written.........................   5,562     617,612          466    161,893    64,801,399    1,325,035
Options bought back.....................    (748)   (117,076)           0          0           (86)     (56,115)
Options closed and expired..............    (774)   (137,234) (64,000,216)  (611,704) (165,800,805)  (2,195,700)
Options exercised.......................  (4,270)   (395,335)           0          0          (228)    (191,520)
                                          ------   ---------  -----------  ---------  ------------  -----------
Options outstanding at December 31, 2004       0   $       0          250  $ 110,391   271,600,508  $ 4,561,605
                                          ======   =========  ===========  =========  ============  ===========

10. SWAP AGREEMENTS

Open swap agreements at December 31, 2004 were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

                Expiration
Notional Amount    Date                                Description                                 Value
--------------- ---------- -------------------------------------------------------------------- ------------

5,500,000  USD  5/24/2005  Agreement with Morgan Stanley Capital Services, Inc., dated          $      (694)
                           11/30/2004 to receive May 25, 2005 the notional amount
                           multiplied by 0.70% per each of fifty four Credit Derivative
                           Transactions entered into, and to pay par in the event of default of
                           Russian Federation 5.00% due 3/31/2030.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                              Value
--------------- ---------- ----------------------------------------------------------------- ----------

 5,100,000  USD  6/15/2010 Agreement with Lehman Brothers Special Financing, Inc., dated         50,750
                           12/7/2004 to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                           annually the notional amount multiplied by 4.00%.

10,000,000  USD  6/15/2015 Agreement with Lehman Brothers Special Financing, Inc., dated      (175,470)
                           12/14/2004 to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                           annually the notional amount multiplied by 5.00%.

14,600,000  USD  6/15/2015 Agreement with J.P. Morgan Chase Bank dated 12/13/2004 to          (256,186)
                           receive semi-annually the notional amount multiplied by the 3 month US-LIBOR-BBA and to pay semi-annually the notional
                           amount multiplied by 5%.

14,800,000  USD  6/15/2015 Agreement with Goldman Sachs Capital Markets, L.P. dated           (259,696)
                           12/3/2004 to pay semi-annually the notional amount multiplied by
                           5.00% and to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA.

20,600,000  USD  6/15/2015 Agreement with Bank of America N.A. dated 12/7/2004 to receive     (361,468)
                           semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%

32,700,000  USD  6/15/2015 Agreement with Morgan Stanley Capital Services, Inc. dated         (573,787)
                           12/6/2004 to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA and to semi-annually the notional amount multiplied by 5.00%.

 7,200,000  USD 12/18/2033 Agreement with Goldman Sachs Capital Markets, L.P. dated            (65,586)
                           10/29/2004 to pay semi-annually the notional amount multiplied by 6.00% and to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA.

   400,000  EUR  3/15/2007 Agreement with Merrill Lynch Capital Services, Inc., dated            13,456
                           2/10/2004 to receive annually the notional amount multiplied by
                           4.00% and to pay annually the notional amount multiplied by the 6 month EUR-EURLIBOR-Telerate.

   500,000  EUR  3/15/2007 Agreement with J.P. Morgan Chase Bank dated 4/12/2004 to pay          16,819
                           annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-Telerate and to receive annually the notional amount multiplied by 4%.

26,000,000  EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 4/27/2004 to pay       3,261,811
                           annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-Telerate and to receive annually the notional amount multiplied by 5%.

10,000,000  GBP  6/15/2008 Agreement with J.P. Morgan Chase Bank dated 10/04/2004 to pay         46,360
                           semi-annually the notional amount multiplied by the 6 month GBP-
                           LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.
                                                                                             ----------

                                                                                             $1,696,309
                                                                                             ==========

EUR - Euro
GBP - British Pound
USD - United States Dollar

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



10. SWAP AGREEMENTS - CONTINUED

PIMCO TOTAL RETURN PORTFOLIO

                Expiration
Notional Amount    Date                              Description                               Value
--------------- ---------- ---------------------------------------------------------------- -----------
   500,000  USD  1/16/2005 Agreement with Merrill Lynch Capital Services, Inc., dated       $     3,971
                           1/24/2003 to receive semi-annually the notional amount
                           multiplied 16.50% and to pay par in the event of default of
                           Federative Republic of Brazil 8.00% due 4/15/2014.

 3,375,000  USD  5/20/2005 Agreement with Morgan Stanley Capital Services, Inc. dated             6,213
                           11/10/2003 to receive semi-annually the notional amount
                           multiplied by 0.625% and to pay par in the event of default of
                           United Mexican States 11.50% due 5/15/2026.

 2,200,000  USD  7/17/2005 Agreement with Lehman Brothers Special Financing, Inc., dated          3,607
                           8/19/2004 to receive semi-annually the notional amount
                           multiplied by 1.05% and to pay par in the event of default of
                           Russian Federation 5.00% due 3/31/2030.

   400,000  USD  7/20/2005 Agreement with Morgan Stanley Capital Services, Inc., dated              724
                           9/2/2004 to receive semi-annually the notional amount multiplied by 1.00% per each of sixteen Credit Derivative Transactions entered into, and to pay par in the event of default of Russian
                           Federation 5.00% due 3/31/2030.

   900,000  USD  7/31/2005 Agreement with Lehman Brothers Special Financing, Inc., dated          1,096
                           8/9/2004 to receive semi-annually the notional amount multiplied by 0.97% and to pay par in the event of default of Russian
                           Federation 5.00% due 3/31/2030.

47,000,000  USD  6/15/2007 Agreement with Morgan Stanley Capital Services, Inc. dated           248,046
                           12/7/2004 to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to receive semi-annually the notional amount multiplied by 4.00%.

29,000,000  USD  8/15/2007 Agreement with Goldman Sachs Capital Markets, LP dated               313,258
                           8/6/2003 to receive semi-annually the notional amount multiplied
                           4.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

52,100,000  USD 12/15/2007 Agreement with Goldman Sachs Capital Markets, L.P., dated            498,957
                           7/16/2004 to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to receive semi-annually the notional amount multiplied by 4.00%.

   300,000  USD 12/20/2008 Agreement with J.P. Morgan Chase Bank dated 2/12/2004 to pay         (9,234)
                           quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of Capital One Financing Corporation
                           8.750% due 2/1/2007.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (29,609)
                           quarterly the notional amount multiplied by 0.97% and to receive par in the event of default of Goodrich Corporation 7.625% due
                           12/15/2012.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (14,409)
                           quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of Lockheed Martin Corporation 8.20%
                           due 12/1/2009.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (11,233)
                           quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of Northrop Grumman Corporation
                           7.125% due 2/15/2011.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                              Description                               Value
---------------  ---------- ---------------------------------------------------------------- -----------

 29,400,000  USD  6/15/2010 Agreement with Morgan Stanley Capital Services, Inc., dated        (292,556)
                            11/22/2004 to receive semi-annually the notional amount
                            multiplied by 4.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

 42,600,000  USD  6/15/2010 Agreement with Bank of America N.A. dated 11/24/2004 to pay        (423,907)
                            semi-annually the notional amount multiplied by the 3 month USD-
                            LIBOR-BBA and to receive semi-annually the notional amount multiplied by 4.00%.

116,400,000  USD  6/15/2010 Agreement with Lehman Brothers Special Financing, Inc., dated    (1,158,282)
                            12/7/2004 to receive semi-annually the notional amount
                            multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                            annually the notional amount multiplied by 4.00%.

159,000,000  USD 12/16/2014 Agreement with Bank of America N.A. dated 10/19/2004 to receive    2,254,491
                            semi-annually the notional amount multiplied by the 3 month USD-
                            LIBOR-BBA and to pay semi-annually the notional amount
                            multiplied by 5.00%.

 28,000,000  USD  6/15/2015 Agreement with J.P. Morgan Chase Bank dated 1/5/2005 to receive    (491,316)
                            semi-annually the notional amount multiplied by the 3 month US-
                            LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.

 40,000,000  USD  6/15/2015 Agreement with Bank of America N.A. dated 12/10/2004 to receive    (701,880)
                            semi-annually the notional amount multiplied by the 3 month USD-
                            LIBOR-BBA and to pay semi-annually the notional amount
                            multiplied by 5.00%

 69,300,000  USD  6/15/2015 Agreement with Lehman Brothers Special Financing, Inc., dated    (1,216,007)
                            12/22/2004 to receive semi-annually the notional amount
                            multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                            annually the notional amount multiplied by 5.00%.

 80,500,000  USD  6/15/2015 Agreement with Morgan Stanley Capital Services, Inc. dated       (1,412,534)
                            12/6/2004 to receive semi-annually the notional amount
                            multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                            annually the notional amount multiplied by 5.00%.

198,800,000  USD 12/16/2019 Agreement with Bank of America N.A. dated 10/19/2004 to pay           19,170
                            semi-annually the notional amount multiplied by the 3 month USD-
                            LIBOR-BBA and to receive semi-annually the notional amount multiplied by 6.00%.

  1,900,000  USD  6/15/2025 Agreement with Bank of America N.A. dated 12/22/2004 to receive    (183,721)
                            semi-annually the notional amount multiplied by the 3 month USD-
                            LIBOR-BBA and to pay semi-annually the notional amount
                            multiplied by 6.00%.

 13,000,000  EUR  6/18/2034 Agreement with J.P. Morgan Chase Bank dated 8/10/2004 to pay       1,634,646
                            semi-annually the notional amount multiplied by the 6 month EUR-
                            EURIBOR-Telerate and to receive semi-annually the notional amount multiplied by 6.00%.

 25,900,000  EUR  6/16/2014 Agreement with J.P. Morgan Chase Bank dated 12/3/2003 to pay     (3,621,196)
                            annually the notional amount multiplied by 5.00% and to receive annually the notional amount multiplied by the 6 month EUR-
                            EURIBOR-Telerate.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



10. SWAP AGREEMENTS - CONTINUED

                   Expiration
Notional Amount       Date                              Description                                Value
---------------    ---------- ---------------------------------------------------------------- -------------

   11,700,000  EUR 6/17/2012  Agreement with Goldman Sachs Capital Markets, LP dated             (1,553,069)
                              4/8/2002 to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate and to pay annually the
                              notional amount multiplied by 5.00%.

   68,800,000  EUR 6/16/2014  Agreement with Goldman Sachs Capital Markets, LP dated             (9,619,241)
                              12/23/2003 to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate and to pay annually the
                              notional amount multiplied by 5.00%.

   14,300,000  EUR 6/17/2015  Agreement with J.P. Morgan Chase Bank dated 10/14/2004 to pay        1,793,996
                              semi-annually the notional amount multiplied by the 6 month EUR-
                              EURIBOR-Telerate and to receive semi-annually the notional amount multiplied by 5.00%.

    2,700,000  GBP 6/18/2034  Agreement with Morgan Stanley Capital Services, Inc., dated          (205,708)
                              11/9/2004 to receive semi-annually the notional amount
                              multiplied by the 6 month GBP-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 5.00%.

    5,500,000  GBP 6/18/2034  Agreement with J.P. Morgan Chase Bank dated 8/10/2003 to             (419,036)
                              receive semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA and to pay semi-annually the notional
                              amount multiplied by 5.00%.

  258,000,000  JPY 6/15/2012  Agreement with Goldman Sachs Capital Markets, L.P., dated            (136,863)
                              8/24/2004 to receive semi-annually the notional amount
                              multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 2.00%.

2,000,000,000  JPY 6/15/2012  Agreement with Goldman Sachs Capital Markets, L.P., dated          (1,060,950)
                              8/3/2004 to receive semi-annually the notional amount multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-annually the
                              notional amount multiplied by 2.00%.

  152,500,000  SEK 6/17/2008  Agreements with J.P. Morgan Chase Bank dated 6/17/2003 and             760,143
                              6/18/2003 to receive annually the notional amount multiplied by
                              4.50% and to pay annually the notional amount multiplied by the
                              3 month SEK-STIBOR-SIDE.
                                                                                               -------------

                                                                                               $(15,022,433)
                                                                                               =============

   EUR - Euro
   GBP - British Pound
   JPY - Japanese Yen
   SEK - Swedish Krona
   USD - United States Dollar

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



11. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended December 31, 2004 and 2003 were as follows:

                                              Ordinary Income     Long-Term Capital Gain          Total
-                                          ---------------------- ---------------------- -----------------------
                                              2004       2003        2004       2003        2004        2003
-                                          ---------- ----------- ----------  ---------  ----------- -----------

Met/AIM Mid Cap Core Equity Portfolio              -- $ 1,832,869         --         --  $        -- $ 1,832,869

Goldman Sachs Mid-Cap Value Portfolio       2,754,228          --         --         --    2,754,228          --

Harris Oakmark International Portfolio         75,188   3,002,349         --    273,106       75,188   3,275,455

Janus Aggressive Growth Portfolio                  --          --         --         --           --          --

Lord Abbett America's Value Portfolio         691,296     207,582    206,401         --      897,697     207,582

Lord Abbett Bond Debenture Portfolio       42,393,056  15,972,187         --         --   42,393,056  15,972,187

Lord Abbett Growth and Income Portfolio    12,686,365  15,519,662         --         --   12,686,365  15,519,662

Lord Abbett Mid-Cap Value Portfolio         1,208,159   1,044,172  6,548,817  2,774,829    7,756,976   3,319,001

MetLife Aggressive Strategy Portfolio         415,966          --    264,513         --      680,479          --

MetLife Balanced Strategy Portfolio        14,606,246          --    897,795         --   15,504,041          --

MetLife Defensive Strategy Portfolio        2,169,357          --     68,531         --    2,237,888          --

MetLife Growth Strategy Portfolio           7,536,446          --  1,105,742         --    8,642,188          --

MetLife Moderate Strategy Portfolio         6,421,397          --    295,434         --    6,716,831          --

MFS Research International Portfolio        1,492,983   1,398,236         --         --    1,492,983   1,398,236

Money Market Portfolio                      1,215,656     766,962         --         --    1,215,656          --

Neuberger Berman Real Estate Portfolio      9,887,285          --     67,672         --    9,954,957          --

Oppenheimer Capital Appreciation Portfolio 22,602,474          -- 24,825,441         --   47,427,915          --

PIMCO Inflation Protected Bond Portfolio   44,049,051   8,015,505     52,200    164,306   44,101,251   8,179,811

PIMCO PEA Innovation Portfolio                152,842          --         --         --      152,842          --

PIMCO Total Return Portfolio               96,677,207  21,621,640         --  2,238,470   96,677,207  23,860,110

Third Avenue Small Cap Value Portfolio      9,110,042   1,983,734  5,228,107    550,664   14,338,149   2,534,398

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed   Unrealized       Loss
                                         Ordinary      Long-Term    Appreciation  Carryforwards
                                          Income         Gain      (Depreciation) and Deferrals    Total
-                                      ------------- ------------- -------------- ------------- ------------

Met/AIM Mid Cap Core Equity Portfolio   $16,954,107   $17,832,105   $ 28,687,172   $    (1,257) $ 63,472,127

Met/AIM Small Cap Growth Portfolio               --    10,822,827     63,192,260        (2,120)   74,012,967

Goldman Sachs Mid-Cap Value Portfolio     2,582,963            --     26,647,698        (1,733)   29,228,928

Harris Oakmark International Portfolio    6,157,487    10,199,489    152,996,958     6,251,821   175,605,755

Janus Aggressive Growth Portfolio                --       819,915     77,114,444    (5,224,783)   72,709,576

Lord Abbett America's Value Portfolio        40,230        88,397      3,837,774        (6,248)    3,960,154

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                           Undistributed Undistributed   Unrealized       Loss
                                             Ordinary      Long-Term    Appreciation  Carryforwards
                                              Income         Gain      (Depreciation) and Deferrals     Total
-                                          ------------- ------------- -------------- ------------- ------------

Lord Abbett Bond Debenture Portfolio        $69,689,446   $        --   $ 63,273,658  $(32,303,617) $100,659,487

Lord Abbett Growth and Income Portfolio      30,922,883    60,759,564    516,094,805   (31,329,883)  576,447,369

Lord Abbett Growth Opportunities Portfolio      265,890     3,988,972      9,374,611    (4,632,658)    8,996,815

Lord Abbett Mid-Cap Value Portfolio           2,764,720    11,112,078     71,626,058            --    85,502,856

MetLife Aggressive Strategy Portfolio           278,543            --      6,409,313            --     6,687,856

MetLife Balanced Strategy Portfolio           1,541,136            --     12,280,495            --    13,821,631

MetLife Defensive Strategy Portfolio            123,000            --       (468,308)           --      (345,308)

MetLife Growth Strategy Portfolio             1,557,160            --     20,658,397            --    22,215,557

MetLife Moderate Strategy Portfolio             539,967            --        801,115            --     1,341,082

MFS Research International Portfolio         30,734,304    22,914,056     92,651,982   (12,833,657)  133,466,685

Money Market Portfolio                               --            --             --        (7,382)       (7,382)

Neuberger Berman Real Estate Portfolio               --       830,968     44,457,725        (1,733)   45,286,960

Oppenheimer Capital Appreciation Portfolio    5,834,251     5,599,746     62,012,042    (1,517,833)   71,928,206

PIMCO Inflation Protected Bond Portfolio      1,500,020        66,868     10,302,405       (81,462)   11,787,831

PIMCO PEA Innovation Portfolio                1,349,808       250,251      7,724,374    (9,057,894)      266,539

PIMCO Total Return Portfolio                    488,584    16,049,952      4,955,958    (4,404,915)   17,089,579

Met/Putnam Capital Opportunities Portfolio      121,972            --      8,640,802    (6,296,556)    2,466,218

Third Avenue Small Cap Value Portfolio          905,957     1,550,884    154,016,868        (7,743)  156,465,966

T. Rowe Price Mid-Cap Growth Portfolio               --    15,056,099     88,451,601        (7,768)  103,499,932

Turner Mid-Cap Growth Portfolio                      --            --     24,325,041    (3,442,148)   20,882,893

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

12. ACQUISITIONS

On November 22, 2004, Oppenheimer Capital Appreciation Portfolio ("Oppenheimer Capital") acquired all the net assets of Met/Putnam Research Portfolio ("Putnam Research") pursuant to a plan of reorganization approved by Putnam Research shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 2,272,486 Class A shares of Oppenheimer Capital (valued at $18.4 million) in exchange for the 2,247,483 Class A shares of Putnam Research, 11,866,269 Class B shares of Oppenheimer Capital (valued at $95.5 million) in exchange for the 11,735,069 Class B shares of Putnam Research outstanding on November 19, 2004. Putnam Research Class A net assets at that date ($18.4 million), including $351,527 of unrealized depreciation and approximately $5,793,511 of accumulated net realized losses, were combined with those of Oppenheimer Capital Class A. Putnam Research Class B net assets at that date ($95.5 million), including $6,305,799 of unrealized appreciation and $2,455,209 of accumulated net realized gains, were combined with those of Oppenheimer Capital Class B. The aggregate Class A net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $16,344,195 and $18,393,156, respectively. The aggregate Class A net assets of Oppenheimer Capital immediately after the acquisition were $34,737,350. The aggregate Class B net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $793,696,661 and $95,503,852, respectively. The aggregate Class B net assets of Oppenheimer Capital immediately after the acquisition were $889,200,513

On November 22, 2004, PIMCO Total Return Portfolio ("Total Return") acquired all the net assets of J.P. Morgan Quality Bond Portfolio ("Quality Bond") pursuant to a plan of reorganization approved by Quality Bond shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 8,766,781 Class A shares of Total Return (valued at $99.2 million) in exchange for the 8,868,629 Class A shares of Quality Bond, 6,618,814 Class B shares of Total Return (valued at $74.4 million) in exchange for the 6,696,262 Class B shares of Quality Bond. Quality Bond Class A net assets at that date ($99.2 million), including $2,278,057 of unrealized appreciation and approximately $299,976 of accumulated net realized gains, were combined with those of Total Return Class A. Quality Bond Class B net assets at that date ($74.4 million), including $406,911 of unrealized depreciation and $405,123 of accumulated net realized losses, were combined with those of Total Return Class B. The aggregate Class A net assets of Total Return and Quality Bond immediately before the acquisition were $220,098,364 and $99,218,491, respectively. The aggregate Class A net assets of Total Return immediately after the acquisition were $319,316,854. The aggregate

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004

12. ACQUISITIONS - CONTINUED

Class B net assets of Total Return and Quality Bond immediately before the acquisition were $1,095,090,459 and $74,404,338, respectively. The aggregate Class B net assets of Total Return immediately after the acquisition were $1,169,494,797. The merger did not impact Class E net assets of Total Return.

On April 28, 2003, Janus Aggressive Growth Portfolio ("Janus Aggressive") acquired all the net assets of Met Series Fund Janus Growth Portfolio ("Janus Growth") pursuant to a plan of reorganization approved by Janus Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,479,616 Class A shares of Janus Aggressive (valued at $13.9 million) in exchange for the 2,470,823 Class A shares of Janus Growth, 1,148,231 Class B shares of Janus Aggressive (valued at $6.4 million) in exchange for the 1,142,102 Class B shares of Janus Growth and 352,762 Class E shares of Janus Aggressive (valued at $2.0 million) in exchange for the 350,256 Class E shares of Janus Growth outstanding on April 25, 2003. Janus Growth Class A net assets at that date ($13.9 million), including $455,087 of unrealized appreciation and approximately $5.3 million of accumulated net realized losses, were combined with those of Janus Aggressive Class A. Janus Growth Class B net assets at that date ($6.4 million), including $389,287 of unrealized appreciation and $1.7 million of accumulated net realized losses, were combined with those of Janus Aggressive Class B. Janus Growth Class E net assets at that date ($2.0 million), including $145,985 of unrealized appreciation and $268,280 of accumulated net realized losses were combined with those of Janus Aggressive Class E. The aggregate Class A net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $63,022 and $13,935,443, respectively. The aggregate Class A net assets of Janus Aggressive immediately after the acquisition were $13,998,465. The aggregate Class B net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $76,388,239 and $6,418,611, respectively. The aggregate Class B net assets of Janus Aggressive immediately after the acquisition were $82,806,850. The aggregate Class E net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $9,897 and $1,971,939, respectively. The aggregate Class E net assets of Janus Aggressive immediately after the acquisition were $1,981,836.

On April 28, 2003, MFS Research International Portfolio ("MFS Research") acquired all the net assets of J.P. Morgan International Equity Portfolio ("International Equity") pursuant to a plan of reorganization approved by International Equity shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 6,123,890 Class A shares of MFS Research (valued at $45.0 million) in exchange for the 6,495,035 Class A shares of International Equity and 210,873 Class B shares of MFS Research (valued at $1.5 million) in exchange for the 224,646 Class B shares of International Equity outstanding on April 25, 2003. International Equity Class A net assets at that date ($45.0 million), including $4.2 million of unrealized depreciation and approximately $39.9 million of accumulated net realized losses, were combined with those of MFS Research Class A. International Equity Class B net assets at that date ($1.5 million), including $48,788 of unrealized appreciation and $406,843 of accumulated net realized losses, were combined with those of MFS Research Class B. The aggregate Class A net assets of MFS Research and International Equity immediately before the acquisition were $7,612,751 and $45,010,593, respectively. The aggregate Class A net assets of MFS Research immediately after the acquisition were $52,623,344. The aggregate Class B net assets of MFS Research and International Equity immediately before the acquisition were $104,817,626 and $1,548,933, respectively. The aggregate Class B net assets of MFS Research immediately after the acquisition were $106,365,435.

On April 28, 2003, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of J.P. Morgan Enhanced Index Portfolio ("Enhanced Index") pursuant to a plan of reorganization approved by Enhanced Index shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 5,782,283 Class A shares of Growth and Income (valued at $109.3 million) in exchange for the 9,854,387 Class A shares of Enhanced Index and 249,263 Class B shares of Growth and Income (valued at $4.7 million) in exchange for the 424,220 Class B shares of Enhanced Index outstanding on April 25, 2003. Enhanced Index Class A net assets at that date ($109.3 million), including $15.2 million of unrealized depreciation and approximately $63.3 million of accumulated net realized losses, were combined with those of Growth and Income Class A. Enhanced Index Class B net assets at that date ($4.7 million), including $117,866 of unrealized appreciation and $1.3 million of accumulated net realized losses, were combined with those of Growth and Income Class B. The aggregate Class A net assets of Growth and Income and Enhanced Index immediately before the acquisition were $854,552,441 and $109,285,155, respectively. The aggregate Class A net assets of Growth and Income immediately after the acquisition were $963,837,596. The aggregate Class B net assets of Growth and Income and Enhanced Index immediately before the acquisition were $441,832,788 and $4,696,113, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $446,528,901.

On April 28, 2003, Lord Abbett Growth Opportunities Portfolio ("Growth Opportunities") acquired all the net assets of Lord Abbett Developing Growth Portfolio ("Developing Growth") pursuant to a plan of reorganization approved by Developing Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,703,556 Class A shares of Growth Opportunities (valued at $19.1 million) in exchange for the 2,505,390 Class A shares of Developing Growth and 652,415 Class B shares of Growth Opportunities (valued at $4.6 million) in exchange for the 602,691 Class B shares of Developing Growth outstanding on April 25, 2003. Developing Growth Class A net assets at that date ($19.1 million), including $2.3 million of unrealized depreciation and approximately $12.0 million of accumulated net realized losses, were combined with those of Growth Opportunities Class A. Developing Growth Class B net assets at that date ($4.6 million), including $708,713 of unrealized appreciation and $1.8 million of accumulated net realized losses, were combined with those of Growth Opportunities Class B. The aggregate Class A net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $1,867,758 and $19,141,178, respectively. The aggregate Class A net assets of Growth Opportunities immediately after the acquisition were $21,089,936. The aggregate Class B net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $14,985,098 and $4,586,478, respectively. The aggregate Class B net assets of Growth Opportunities immediately after the acquisition were $19,571,576.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



13. PROXY RESULTS (UNAUDITED)

At a Special Meeting of Shareholders of the J.P. Morgan Quality Bond Portfolio and Met/Putnam Research Portfolio held on November 12, 2004, such shareholders voted for the following proposals:

                                                                                                       For     Against Abstain
                                                                                                    ---------- ------- -------
1. To approve an agreement and Plan of Reorganization for the sale of all of the assets of J.P.     13,013,951 430,795 717,637
   Morgan Quality Bond Portfolio to, and the assumption of all of the liabilities of J.P. Morgan
   Quality Bond Portfolio by PIMCO Total Return Portfolio, a series of the Met Investors Series
   Trust, in exchange for shares of PIMCO Total Return Portfolio and the distribution of such shares to the shareholders of J.P. Morgan Quality Bond Portfolio in complete liquidation of the J.P. Morgan Quality Bond Portfolio.

2. To approve an agreement and Plan of Reorganization for the sale of all of the assets of Met/     12,697,420 269,210 751,244
   Putnam Research Portfolio to, and the assumption of all of the liabilities of Met/Putnam
   Research Portfolio by Oppenheimer Capital Appreciation Portfolio, a series of the Met
   Investors Series Trust, in exchange for shares of Oppenheimer Capital Appreciation
   Portfolio and the distribution of such shares to the shareholders of the Met/Putnam
   Research Portfolio in complete liquidation of the Met/Putnam Research Portfolio.

                                                                                                      Total
                                                                                                    ----------
1. To approve an agreement and Plan of Reorganization for the sale of all of the assets of J.P.     14,162,383
   Morgan Quality Bond Portfolio to, and the assumption of all of the liabilities of J.P. Morgan
   Quality Bond Portfolio by PIMCO Total Return Portfolio, a series of the Met Investors Series
   Trust, in exchange for shares of PIMCO Total Return Portfolio and the distribution of such shares to the shareholders of J.P. Morgan Quality Bond Portfolio in complete liquidation of the J.P. Morgan Quality Bond Portfolio.

2. To approve an agreement and Plan of Reorganization for the sale of all of the assets of Met/     13,717,875
   Putnam Research Portfolio to, and the assumption of all of the liabilities of Met/Putnam
   Research Portfolio by Oppenheimer Capital Appreciation Portfolio, a series of the Met
   Investors Series Trust, in exchange for shares of Oppenheimer Capital Appreciation
   Portfolio and the distribution of such shares to the shareholders of the Met/Putnam
   Research Portfolio in complete liquidation of the Met/Putnam Research Portfolio.

14. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15. SUBSEQUENT EVENTS

A. ADVISER CHANGE:

Effective January 18, 2005, the Manager terminated PEA Capital LLC as Adviser to the PIMCO PEA Innovation Portfolio ("the Portfolio"). On January 19, 2005 RCM Investment Management LLC, became interim Adviser to the Portfolio.

B. REORGANIZATION:

The following Portfolio reorganization will be presented to the Board of Trustees on February 16, 2005, for approval. If approved, the reorganization will be presented to shareholders on or about April 27, 2005. If approved by shareholders, the reorganization will occur on or about April 29, 2005.

The proposed reorganization provides for the acquisition of all if the assets of:

Money Market Portfolio in exchange for shares of Blackrock Money Market Portfolio (a series of Metropolitan Series Fund, Inc.).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Met Investors Series Trust, (the "Trust") comprising Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Growth Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, MFS Research International Portfolio, Money Market Portfolio (formerly PIMCO Money Market Portfolio), Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO PEA Innovation Portfolio (formerly PIMCO Innovation Portfolio), PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio and Turner Mid-Cap Growth Portfolio (each a "Portfolio" and collectively, the "Portfolios") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Met Investors Series Trust as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the respective periods presented in conformity, with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2005

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2004


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."


The Trustees
------------
                                                                                           Number of
                                                                                           Portfolios
                                                                                            in Fund
                           Position(s)  Term of Office                                      Complex
                            Held with   and Length of        Principal Occupation(s)        overseen  Other Directorships
Name, Age and Address      Registrant    Time Served           During Past 5 Years         by Trustee   Held by Trustee
---------------------     ------------- -------------- ----------------------------------- ---------- --------------------
Elizabeth M. Forget* (38) President and  Indefinite;   Since December 2000, President          30     None
                          Trustee        From          of Met Investors Advisory LLC;
                                         December      since July 2000, Executive Vice
                                         2000 to       President of MetLife Investors
                                         present.      Group, Inc.; from June 1996 to
                                                       July 2000, Senior Vice President of
                                                       Equitable Distributors, Inc. Also,
                                                       most recently Vice President of
                                                       Equitable Life Assurance Society of
                                                       the United States.
Disinterested Trustees
----------------------
Stephen M. Alderman (44)  Trustee        Indefinite;   Since November 1991,                    30     None
                                         From          Shareholder in the law firm of
                                         December      Garfield and Merel, Ltd.
                                         2000 to
                                         present.

Jack R. Borsting (74)     Trustee        Indefinite;   Since 2001, Professor of Business       30     Director, Whitman
                                         From          Administration and Dean Emeritus,              Education Group,
                                         December      Marshall School of Business,                   Ivax Diagnostics
                                         2000 to       University of Southern California              and Los Angeles
                                         present.      (USC); from 1995-2001 Executive                Orthopedic
                                                       Director, Center for                           Hospital. Trustee,
                                                       Telecommunications Management,                 The Rose Hills
                                                       USC; from 1988 to 1995, Dean of                Foundation.
                                                       Marshall School of Business, USC.              Member, Army
                                                                                                      Science Board

Theodore A. Myers (73)    Trustee        Indefinite;   Since 1993, Financial Consultant.       30     None
                                         From
                                         December
                                         2000 to
                                         present.

Tod H. Parrott (66)       Trustee        Indefinite;   Since June 1996, Managing               30     Director, U.S. Stock
                                         From          Partner, Rockaway Partners Ltd.                Transfer
                                         December      (financial consultants).                       Corporation;
                                         2000 to                                                      Director Bonfire
                                         present.                                                     Foundation.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2004



TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                Number of
                                                                                                Portfolios
                                                                                                 in Fund
                                   Position(s) Term of Office                                    Complex
                                    Held with  and Length of       Principal Occupation(s)       overseen  Other Directorships
Name, Age and Address              Registrant   Time Served          During Past 5 Years        by Trustee   Held by Trustee
---------------------              ----------- -------------- --------------------------------- ---------- -------------------
Disinterested Trustees - continued
----------------------------------

      Dawn M. Vroegop** (38)         Trustee    Indefinite;   From September 1999 to September      30     Director, Caywood
                                                From          2003, Managing Director, Dresdner            Scholl Asset
                                                December      RCM Global Investors; from July              Management;
                                                2000 to       1994 to July 1999, Director,                 Investment
                                                present.      Schroder Capital Management                  Committee Member
                                                              International.                               of City College of
                                                                                                           San Francisco.

      Roger T. Wickers (69)          Trustee    Indefinite;   Since 1995, retired; from 1980 to     30     From 1995 to
                                                From          1995, Senior Vice President and              1998, Chairman of
                                                December      General Counsel, Keystone Group              the Board of
                                                2000 to       Inc. and the Keystone Group of               Directors of two
                                                present.      Mutual Funds.                                American
                                                                                                           International Group
                                                                                                           mutual funds.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** Effective January, 2005 Ms. Vroegop becomes an interested person of the Trust as a result of her prior affiliation with RCM Investment Management LLC, the interim Adviser to the PIMCO PEA Innovation Portfolio. It is anticipated Ms. Vroegop will return to being disinterested person in September, 2005.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Met Investors Series Trust, 22 Corporate Plaza Drive, Newport Beach, CA 92260 or by phone at 1-800-848-3854.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                                ANNUAL 1204

                      Sign up for Met-eDelivery today at
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                               MetLife Investors

SEMI-ANNUAL REPORT
JUNE 30, 2005

          THE TRAVELERS SERIES TRUST:

          TRAVELERS QUALITY BOND PORTFOLIO
          MONDRIAN INTERNATIONAL STOCK PORTFOLIO
          FEDERATED HIGH YIELD PORTFOLIO
          FEDERATED STOCK PORTFOLIO
          DISCIPLINED MID CAP STOCK PORTFOLIO

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
________________________________________________________________________________

                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN ...................................................   1
FUND AT A GLANCE
     TRAVELERS QUALITY BOND PORTFOLIO ......................................   5
     MONDRIAN INTERNATIONAL STOCK PORTFOLIO ................................   6
     FEDERATED HIGH YIELD PORTFOLIO ........................................   7
     FEDERATED STOCK PORTFOLIO .............................................   8
     DISCIPLINED MID CAP STOCK PORTFOLIO ...................................   9
FUND EXPENSES ..............................................................  10
SCHEDULES OF INVESTMENTS ...................................................  12
STATEMENTS OF ASSETS AND LIABILITIES .......................................  49
STATEMENTS OF OPERATIONS ...................................................  50
STATEMENTS OF CHANGES IN NET ASSETS ........................................  51
FINANCIAL HIGHLIGHTS .......................................................  53
NOTES TO FINANCIAL STATEMENTS ..............................................  58
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING
 THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS ....................  65
COMBINED SPECIAL SHAREHOLDER MEETING .......................................  69

                            LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDER,

The U.S. economy overcame a number of obstacles and continued to expand during the reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a "soft patch." However, when all was said and done, first quarter 2005 gross domestic product ("GDP")/i/ growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board ("Fed")/ii/ continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rate/iii/ in 0.25% increments four additional times during the reporting period. All told, the Fed's nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%.

During the six months covered by this report, the U.S. stock market was relatively flat, with the S&P 500 Index/iv/ returning -0.81%. As was the case in the U.S., international equities largely treaded water during the six-month reporting period. During this time, international equities, as measured by the MSCI EAFE Index,/v/ fell 1.17%. Lackluster economic news, record high oil prices, and a strengthening U.S. dollar all kept the international equity markets from generating momentum. An April 2005 International Monetary Fund World Economic Outlook projected a modest 1.6% growth rate for the Eurozone in 2005 and Japanese growth was expected to be 0.8% in 2005, compared to 2.6% in 2004. In addition, oil prices hit $60 a barrel and led to additional concerns regarding economic growth and a possible increase in inflation. Finally, after falling in 2004, the U.S. dollar surprisingly rose versus the yen and euro during the reporting period. This was bad news for Americans investing overseas, as returns from international securities then decline when translated back into U.S. dollars. Stocks were weak early in the reporting period, as the issues discussed above caused investors to remain on the sidelines. Equities then rallied in the second quarter of 2005, as the economy appeared to be on solid footing and inflation was largely under control. Looking at the reporting period as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,/vi/ Russell 1000,/vii/ and Russell 2000/viii/ Indexes returning 3.92%, 0.11%, and -1.25%, respectively. From a market style perspective, value-oriented stocks outperformed their growth counterparts.

During the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 2.25% and the yield on the 10-year Treasury was 4.24%. When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield fell to 3.92%. Declining long term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,/ix/ returned 2.51%.

Within this environment, the Funds performed as follows:/1/

[PHOTO OF R. JAY GERKEN, CFA]
R. JAY GERKEN, CFA
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER*

TRAVELERS QUALITY BOND PORTFOLIO/1/

For the six months ended June 30, 2005, the Travelers Quality Bond Portfolio, excluding sales charges, returned 1.72%. The Fund outperformed its unmanaged benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index,/x/ which returned 1.59% for the same period. It also outperformed the Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average/2/ which increased 0.96%.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO/1/

For the six months ended June 30, 2005, the Mondrian International Stock Portfolio, excluding sales charges, returned -1.61%. The Fund outperformed its unmanaged benchmark, the MSCI EAFE GDP Index,/xi/ which returned -2.09% for the same period. The Lipper Variable International Value Funds Category Average/3/ decreased 1.38% over the same time frame.

/1/ The Funds are underlying investment options of various variable annuity and variable life products. The Funds' performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the Funds. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
/2/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 33 funds in the Fund's Lipper category, and excluding sales charges.
/3/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 31 funds in the Fund's Lipper category, and excluding sales charges.

                              PERFORMANCE SNAPSHOT
                               AS OF JUNE 30, 2005
                                   (UNAUDITED)

                                                                        6 MONTHS

     Travelers Quality Bond Portfolio                                      1.72%
     Lehman Brothers Intermediate Government/Credit Bond Index             1.59%
     Lipper Variable Short-Intermediate Investment Grade Debt Funds        0.96%
          Category Average
     Mondrian International Stock Portfolio                               -1.61%
     MSCI EAFE GDP Index                                                  -2.09%
     Lipper Variable International Value Funds Category Average           -1.38%
     Federated High Yield Portfolio                                        0.00%
     Lehman Brothers High Yield Index                                      1.11%
     Lehman Brothers Aggregate Bond Index                                  2.51%
     Lipper Variable High Current Yield Funds Category Average             0.45%
     Federated Stock Portfolio                                             0.60%
     S&P 500 Barra Value Index                                             0.09%
     Lipper Variable Multi-Cap Value Funds Category Average                0.45%
     Disciplined Mid Cap Stock Portfolio                                   4.59%
     S&P MidCap 400 Index                                                  3.85%
     Lipper Variable Mid-Cap Core Funds Category Average                   3.18%

     THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE AND INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     FUND RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE AND THE DEDUCTION OF ALL FUND EXPENSES.

     Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2005 and include the reinvestment of dividends and capital gains distributions, if any. Returns were calculated among the 33 funds in the variable short-intermediate investment grade debt funds category. Returns were calculated among the 31 funds in the variable international value funds category. Returns were calculated among the 89 funds in the variable high current yield funds category. Returns were calculated among the 90 funds in the variable multi-cap value funds category. Returns were calculated among the 77 funds in the variable mid-cap core funds category.

FEDERATED HIGH YIELD PORTFOLIO/4/

For the six months ended June 30, 2005, the Federated High Yield Portfolio, excluding sales charges, returned 0.00%. These shares underperformed the Lipper Variable High Current Yield Funds Category Average/5/ which increased 0.45% over the same time frame. The Fund's unmanaged benchmarks, the Lehman Brothers High Yield Index/xii/ and the Lehman Brothers Aggregate Bond Index, returned 1.11% and 2.51%, respectively, for the same period.

FEDERATED STOCK PORTFOLIO/4/

For the six months ended June 30, 2005, the Federated Stock Portfolio, excluding sales charges, returned 0.60%. The Fund outperformed its unmanaged benchmark, the S&P 500 Barra Value Index,/xiii/ which returned 0.09% for the same period. It also outperformed the Lipper Variable Multi-Cap Value Funds Category Average/6/, which increased 0.45% over the same time frame.

/4/ The Fund is an underlying investment option of various variable annuity and variable life products. The Fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the Fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
/5/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 89 funds in the Fund's Lipper category, and excluding sales charges.
/6/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 90 funds in the Fund's Lipper category, and excluding sales charges.

DISCIPLINED MID CAP STOCK PORTFOLIO/7/

For the six months ended June 30, 2005, the Disciplined Mid Cap Stock Portfolio, excluding sales charges, returned 4.59%. The Fund outperformed its unmanaged benchmark, the S&P MidCap 400 Index,/xiv/ which returned 3.85% for the same period. It also outperformed the Lipper Variable Mid-Cap Core Funds Category Average/8/ which increased 3.18% over the same period.

SPECIAL SHAREHOLDER NOTICE

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it had agreed to sell The Travelers Insurance Company and certain other domestic and international insurance businesses to MetLife Inc. ("MetLife") pursuant to an acquisition agreement ("MetLife Transaction"). The sale included Travelers Asset Management International Company LLC ("TAMIC"), which serves as the investment advisor for the Funds. During the spring/summer 2005, the shareholders of the Funds approved the change in control of TAMIC from Citigroup to MetLife, as well as the new advisory agreements with TAMIC. The MetLife Transaction closed on July 1, 2005.

INFORMATION ABOUT YOUR FUNDS

As you may be aware, several issues in the mutual fund and variable annuity product industry have recently come under the scrutiny of federal and state regulators. The Travelers Insurance Company and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, revenue sharing, producer compensation and other mutual fund and variable annuity product issues in connection with various inquiries and or investigations. The Travelers Insurance Company and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their sub-administrator with regard to recent regulatory developments is contained in the "Additional Information" note in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

[GRAPHIC APPEARS HERE]

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer*

JULY 18, 2005

* MR. GERKEN RESIGNED AS CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE FUNDS WHEN THE METLIFE TRANSACTION CLOSED ON JULY 1, 2005.

/7/ The Fund is an underlying investment option of various variable annuity and variable life products. The Fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the Fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
/8/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 77 funds in the Fund's Lipper category, and excluding sales charges.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of June 30, 2005 and are subject to change. Please refer to pages 12 through 47 for a list and percentage breakdown of the Funds' holdings.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/ Gross domestic product is a market value of goods and services produced by labor and property in a given country.
/ii/ The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
/iii/ The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
/iv/ The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
/v/ The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.
/vi/ The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
/vii/ The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
/viii/ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
/ix/ The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
/x/ The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.
/xi/ The MSCI EAFE GDP Index is an unmanaged index of common stocks of companies of companies located in Europe, Australasia and the Far East, generally considered representative of foreign markets.
/xii/ The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures, and 144-As are also included.
/xiii/ The S&P 500 Barra Value is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)
/xiv/ The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

FUND AT A GLANCE -- TRAVELERS QUALITY BOND PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN

As a Percent of Total Investments

                             [GRAPHIC APPEARS HERE]

FUND AT A GLANCE -- MONDRIAN INTERNATIONAL STOCK PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN

As a Percent of Total Investments (Excluding Securities Purchased from Securities Lending Collateral)

                             [GRAPHIC APPEARS HERE]

FUND AT A GLANCE -- FEDERATED HIGH YIELD PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN

As a Percent of Total Investments

                             [GRAPHIC APPEARS HERE]

FUND AT A GLANCE -- FEDERATED STOCK PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN

As a Percent of Total Investments

                             [GRAPHIC APPEARS HERE]

FUND AT A GLANCE -- DISCIPLINED MID CAP STOCK PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN

As a Percent of Total Investments

                             [GRAPHIC APPEARS HERE]

FUND EXPENSES (UNAUDITED)

     EXAMPLE

     As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Funds' expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

     ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

BASED ON ACTUAL TOTAL RETURN/(1)/


                                                       BEGINNING      ENDING     ANNUALIZED      EXPENSES
                                       ACTUAL TOTAL     ACCOUNT       ACCOUNT     EXPENSE      PAID DURING
                                         RETURN/(2)/     VALUE         VALUE       RATIO      THE PERIOD/(3)/
------------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio           1.72%     $  1,000.00   $  1,017.20     0.44%         $   2.20
------------------------------------------------------------------------------------------------------------
Mondrian International Stock Portfolio    (1.61)        1,000.00        983.90     0.95              4.67
------------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio             0.00         1,000.00      1,000.00     0.86              4.26
------------------------------------------------------------------------------------------------------------
Federated Stock Portfolio                  0.60         1,000.00      1,006.00     0.93              4.63
------------------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio        4.59         1,000.00      1,045.90     0.81              4.11
============================================================================================================

(1)  For the six months ended June 30, 2005.
(2) Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3) Expenses are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN/(1)/


                                       HYPOTHETICAL    BEGINNING       ENDING      ANNUALIZED    EXPENSES
                                        ANNUALIZED      ACCOUNT       ACCOUNT       EXPENSE     PAID DURING
                                       TOTAL RETURN      VALUE         VALUE         RATIO    THE PERIOD/(2)/
------------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio            5.00%     $  1,000.00   $  1,022.61      0.44%       $   2.21
------------------------------------------------------------------------------------------------------------
Mondrian International Stock Portfolio      5.00         1,000.00      1,020.08      0.95            4.76
------------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio              5.00         1,000.00      1,020.53      0.86            4.31
------------------------------------------------------------------------------------------------------------
Federated Stock Portfolio                   5.00         1,000.00      1,020.18      0.93            4.66
------------------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio         5.00         1,000.00      1,020.78      0.81            4.06
============================================================================================================

(1)  For the six months ended June 30, 2005.
(2) Expenses are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

SCHEDULES OF INVESTMENTS (UNAUDITED)                               JUNE 30, 2005

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 45.9%
-----------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.6%
$  1,100,000   BBB   Northrop Grumman Corp., Notes, 4.079% due 11/16/06 .............   $   1,097,183
-----------------------------------------------------------------------------------------------------
AGRICULTURE -- 0.9%
   1,700,000   BBB   Altria Group, Inc., Notes, 5.625% due 11/4/08 ..................       1,764,988
-----------------------------------------------------------------------------------------------------
AUTO MANUFACTURERS -- 1.0%
   1,300,000   BBB   DaimlerChrysler North America Holding Corp., Notes, 7.300% due
                       1/15/12 ......................................................       1,454,571
     400,000   BB+   Ford Motor Co., Global Landmark Securities(TM), 7.450% due
                       7/16/31 ......................................................         334,781
-----------------------------------------------------------------------------------------------------
                                                                                            1,789,352
-----------------------------------------------------------------------------------------------------
BANKS -- 6.1%
   1,720,000   AA-   ABN AMRO Bank NV, Senior Notes, 3.310% due 5/11/07 (a) .........       1,722,430
   1,000,000   AA-   Bank of America Corp., Senior Notes, 5.375% due 6/15/14 ........       1,064,433
     700,000   A+    HSBC Bank USA, Subordinated Notes, 5.875% due 11/1/34 ..........         765,592
     700,000   A-    Huntington National Bank, Senior Notes, 4.650% due 6/30/09 .....         708,493
     300,000   AA    Rabobank Capital Funding Trust III, Subordinated Notes,
                        5.254% due 12/31/16 (b) .....................................         308,376
     500,000   A     RBS Capital Trust I, Subordinated Bank Guarantee, 4.709% due
                       12/29/49 (a) .................................................         494,104
     800,000   A+    Royal Bank of Scotland Group PLC, Subordinated Bonds, 5.050%
                       due 1/8/15 ...................................................         828,634
                     U.S. Bank North America:
   1,800,000   AA-       Notes, 2.870% due 2/1/07 ...................................       1,771,654
   1,000,000   A+        Subordinated Notes, 4.950% due 10/30/14 ....................       1,029,654
                     Wachovia Bank North America, Subordinated Notes:
     500,000   A+        4.800% due 11/1/14 .........................................         506,783
   1,400,000   A+        3.590% due 11/3/14 (a) .....................................       1,417,560
     900,000   A-    Washington Mutual Bank FA, Subordinated Notes, 5.125% due
                       1/15/15 ......................................................         915,898
-----------------------------------------------------------------------------------------------------
                                                                                           11,533,611
-----------------------------------------------------------------------------------------------------
BEVERAGES -- 1.0%
     700,000   A+    Bottling Group LLC, Notes, 4.625% due 11/15/12 .................         711,623
   1,200,000   A     PepsiAmericas, Inc., Notes, 4.875% due 1/15/15 .................       1,224,576
-----------------------------------------------------------------------------------------------------
                                                                                            1,936,199
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 12.5%
   1,000,000   AA+   AIG SunAmerica Global Financing VII, Senior Notes, 5.850% due
                       8/1/08 (b) ...................................................       1,043,188
   1,700,000   A+    American General Finance Corp., Medium-Term Notes, Series I,
                       3.875% due 10/1/09 ...........................................       1,661,991
   1,170,000   BBB   Capital One Bank, Notes, 5.000% due 6/15/09 ....................       1,196,530
     500,000   BBB-  Capital One Financial Corp., Notes, 5.500% due 6/1/15 ..........         512,493
   1,500,000   A     Caterpillar Financial Services Corp., Notes, 4.700% due 3/15/12        1,529,745
     900,000   A     Countrywide Financial Corp., Medium-Term Notes, Series A,
                       4.500% due 6/15/10 ...........................................         899,874
   1,330,000   A     Countrywide Home Loans, Inc., Medium-Term Notes, Series L,
                       4.000% due 3/22/11 ...........................................       1,284,299
                     Credit Suisse First Boston USA, Inc., Notes:
   1,100,000   A+        3.875% due 1/15/09 .........................................       1,087,954
     600,000   A+        6.125% due 11/15/11 ........................................         653,528
                     Ford Motor Credit Co.:
   1,900,000   BB+       Global Landmark Securities(TM), 6.875% due 2/1/06 ..........       1,919,256
     200,000   BB+       Notes, 5.700% due 1/15/10 ..................................         184,647

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 12.5% (CONTINUED)
$    600,000   BBB-  Glencore Funding LLC, Notes, 6.000% due 4/15/14 (b) ............   $     576,301
   2,100,000   A+    Goldman Sachs Group, Inc., Notes, 5.250% due 10/15/13 ..........       2,170,623
   2,600,000   A     HSBC Finance Corp., Notes, 6.375% due 10/15/11 .................       2,846,379
     800,000   A     JPMorgan Chase & Co., Subordinated Notes, 5.250% due 5/1/15 ....         828,290
   1,300,000   A     Lehman Brothers Holdings, Inc., Medium-Term Notes, Series G,
                       4.800% due 3/13/14 ...........................................       1,315,935
   1,700,000   AAA   MassMutual Global Funding II, Notes, 2.550% due 7/15/08 (a)(b) .       1,623,718
                     Merrill Lynch & Co., Inc., Medium-Term Notes, Series C:
     700,000   A+        4.125% due 9/10/09 .........................................         697,691
     700,000   A+        4.250% due 2/8/10 ..........................................         698,984
     700,000   A+        5.000% due 1/15/15 .........................................         718,106
-----------------------------------------------------------------------------------------------------
                                                                                           23,449,532
-----------------------------------------------------------------------------------------------------
ELECTRIC -- 4.9%
     700,000   BBB+  Dominion Resources, Inc., Senior Notes, Series F, 5.250% due
                       8/1/33 .......................................................         718,200
   2,800,000   BBB   Pepco Holdings, Inc., Notes, 5.500% due 8/15/07 ................       2,863,496
     750,000   BB-   PSEG Energy Holdings LLC, Senior Notes, 8.625% due 2/15/08 .....         800,625
   1,700,000   AA    SP PowerAssets Ltd., Notes, 5.000% due 10/22/13 (b) ............       1,764,865
     800,000   BBB-  TransAlta Corp., Notes, 5.750% due 12/15/13 ....................         842,625
   2,200,000   BBB-  Xcel Energy, Inc., Senior Notes, 3.400% due 7/1/08 .............       2,145,475
-----------------------------------------------------------------------------------------------------
                                                                                            9,135,286
-----------------------------------------------------------------------------------------------------
FOOD -- 1.7%
     300,000   BB+   Delhaize America, Inc., Debentures, 9.000% due 4/15/31 .........         376,044
   1,300,000   BBB-  Fred Meyer, Inc., Notes, 7.450% due 3/1/08 .....................       1,399,226
   1,400,000   BBB-  Safeway, Inc., Notes, 6.500% due 3/1/11 ........................       1,514,941
-----------------------------------------------------------------------------------------------------
                                                                                            3,290,211
-----------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.4%
     700,000   BBB   International Paper Co., Notes, 5.300% due 4/1/15 ..............         703,376
-----------------------------------------------------------------------------------------------------
GAS -- 0.4%
     700,000   A+    Southern California Gas Co., First Mortgage Bonds, Series II,
                       4.375% due 1/15/11 ...........................................         700,265
-----------------------------------------------------------------------------------------------------
HEALTH CARE - SERVICES -- 0.4%
     700,000   BBB+  WellPoint, Inc., Bonds, 6.800% due 8/1/12 ......................         790,995
-----------------------------------------------------------------------------------------------------
HOME BUILDERS -- 0.7%
     600,000   BB+   D.R. Horton, Inc., Senior Notes, 5.250% due 2/15/15 ............         583,886
     800,000   BBB-  Pulte Homes, Inc., Senior Notes, 5.200% due 2/15/15 ............         792,811
-----------------------------------------------------------------------------------------------------
                                                                                            1,376,697
-----------------------------------------------------------------------------------------------------
INSURANCE -- 0.8%
                     Berkshire Hathaway Finance Corp.:
     300,000   AAA       3.330% due 5/16/08 (a)(b) ..................................         300,107
     700,000   AAA       4.750% due 5/15/12 (b) .....................................         707,416
     400,000   BBB+  GE Global Insurance Holding Corp., Notes, 7.000% due 2/15/26 ...         429,911
-----------------------------------------------------------------------------------------------------
                                                                                            1,437,434
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
MEDIA -- 4.2%
$    400,000   BBB-  Clear Channel Communications, Inc., Senior Notes, 4.400% due
                       5/15/11 ......................................................   $     376,529
     900,000   BBB+  Comcast Cable Communications, Inc., Exchange Notes, 8.500% due
                       5/1/27 .......................................................       1,210,338
   1,500,000   BBB-  COX Communications, Inc., Notes, 7.125% due 10/1/12 ............       1,684,545
     879,000   BB+   Liberty Media Corp., Senior Notes, 4.910% due 9/17/06 (a) ......         884,634
   3,600,000   BBB+  Time Warner, Inc., Notes, 6.150% due 5/1/07 ....................       3,726,591
-----------------------------------------------------------------------------------------------------
                                                                                            7,882,637
-----------------------------------------------------------------------------------------------------
MINING -- 0.4%
     600,000   BBB   Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11 ............         726,301
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 2.3%
   2,400,000   AAA   General Electric Co., Notes, 5.000% due 2/1/13 .................       2,481,914
   1,800,000   BBB   Tyco International Group SA, 6.125% due 11/1/08 ................       1,907,370
-----------------------------------------------------------------------------------------------------
                                                                                            4,389,284
-----------------------------------------------------------------------------------------------------
OIL & GAS -- 1.0%
     700,000   BBB+  Anadarko Finance Co., Senior Notes, Series B,
                       6.750% due 5/1/11 ............................................         778,720
   1,000,000   BBB   Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11 ...........       1,120,402
-----------------------------------------------------------------------------------------------------
                                                                                            1,899,122
-----------------------------------------------------------------------------------------------------
OIL & GAS SERVICES -- 0.2%
     400,000  BBB+   Cooper Cameron Corp., Senior Notes, 2.650% due 4/15/07 .........         388,236
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.2%
   2,200,000   A     Wyeth, Notes, 5.500% due 2/1/14 ................................       2,322,100
-----------------------------------------------------------------------------------------------------
PIPELINES -- 1.2%
     300,000   BBB+  Consolidated Natural Gas Co., Senior Notes, 5.000% due 12/1/14 .         304,053
     700,000   BBB-  Duke Capital LLC, Senior Notes, 4.331% due 11/16/06 ............         701,165
     870,000   BBB   Duke Energy Field Services Corp., Notes, 7.500% due 8/16/05 ....         873,443
     300,000   BBB+  Kinder Morgan Energy Partners LP, Notes, 5.125% due 11/15/14 ...         303,988
-----------------------------------------------------------------------------------------------------
                                                                                            2,182,649
-----------------------------------------------------------------------------------------------------
REAL ESTATE -- 0.3%
     500,000   BBB-  Colonial Realty LP, Notes, 4.750% due 2/1/10 ...................         496,578
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 1.3%
     100,000   BBB+  AvalonBay Communities, Inc., Notes, 4.950% due 3/15/13 .........         100,920
     500,000   BBB   HRPT Properties Trust, Senior Notes, 6.250% due 8/15/16 ........         542,456
     660,000   BBB-  iStar Financial, Inc., Senior Notes, 6.000% due 12/15/10 .......         687,288
     200,000   A-    Kimco Realty Corp., Medium-Term Notes, Series C, 3.410% due
                       8/1/06 (a) ...................................................         200,262
     250,000   BBB-  Nationwide Health Properties, Inc., Medium-Term Notes, Series C,
                       6.900% due 10/1/37 ...........................................         280,870
                     Simon Property Group LP, Notes:
     300,000   BBB+      4.600% due 6/15/10 (b) .....................................         300,496
     300,000   BBB+      5.100% due 6/15/15 (b) .....................................         300,419
-----------------------------------------------------------------------------------------------------
                                                                                            2,412,711
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 0.8%
   1,500,000   BBB-  Computer Associates International, Inc., Senior Notes, 4.750%
                       due 12/1/09 (b) ..............................................       1,496,695
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.6%
$    600,000   A-    Deutsche Telekom International Finance BV, Bonds, 8.750% due
                       6/15/30 ......................................................   $     814,911
     700,000   A     SBC Communications, Inc., Bonds, 6.450% due 6/15/34 ............         789,763
   1,350,000   BBB-  Sprint Capital Corp., Notes, 6.125% due 11/15/08 ...............       1,423,302
-----------------------------------------------------------------------------------------------------
                                                                                            3,027,976
-----------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS & NOTES (Cost -- $84,515,598) ............      86,229,418
=====================================================================================================
ASSET-BACKED SECURITIES -- 3.0%
-----------------------------------------------------------------------------------------------------
AUTOMOBILE -- 1.1%
     690,319   AAA   DaimlerChrysler Auto Trust, Series 2001-C, Class A4, 4.630% due
                       12/6/06 ......................................................         690,875
   1,135,896   AAA   Ford Credit Auto Owner Trust, Series 2002-B, Class A4, 4.750%
                       due 8/15/06 ..................................................       1,138,659
     255,798   AAA   Toyota Auto Receivables Owner Trust, Series 2002-C, Class A3,
                       2.650% due 11/15/06 ..........................................         255,680
-----------------------------------------------------------------------------------------------------
                                                                                            2,085,214
-----------------------------------------------------------------------------------------------------
CREDIT CARD -- 0.9%
   1,700,000   AAA   Discover Card Master Trust I, Series 1996-3, Class A, 6.050%
                       due 8/18/08 ..................................................       1,724,106
-----------------------------------------------------------------------------------------------------
HOME EQUITY -- 0.6%
   1,000,000   AAA   Chase Funding Mortgage Loan Asset-Backed Certificates, Series
                       2002-2, Class 1A5, 5.833% due 4/25/32 ........................       1,028,198
-----------------------------------------------------------------------------------------------------
OTHER -- 0.4%
     722,028   AAA   California Infrastructure PG&E-1, Series 1997-1, Class A7,
                       6.420% due 9/25/08 ...........................................         734,894
-----------------------------------------------------------------------------------------------------
                     TOTAL ASSET-BACKED SECURITIES (Cost -- $5,865,375) .............       5,572,412
=====================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.5%
   2,800,000   AAA   Banc of America Commercial Mortgage, Inc., Series 2004-6, Class
                       AJ, 4.870% due 12/10/42 ......................................       2,847,055
                     JPMorgan Chase Commercial Mortgage Securities Corp.:
   3,000,000   Aaa (c)   Series 2004-C3, Class AJ, 4.922% due 1/15/42 ...............       3,059,819
   1,150,000   AAA       Series 2005-LDP1, Class A4, 5.038% due 3/15/46 .............       1,191,585
                     LB-UBS Commercial Mortgage Trust:
   1,090,000   AAA       Series 2002-C4, Class A5, 4.853% due 9/15/31 ...............       1,116,007
     900,000   AAA       Series 2005-C1, Class AJ, 4.806% due 2/15/40 ...............         911,065
   1,130,000   AAA   Morgan Stanley Capital I, Inc., Series 2005-IQ9, Class A4,
                       4.660% due 7/15/56 ...........................................       1,139,626
-----------------------------------------------------------------------------------------------------
                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost -- $10,127,302)       10,265,157
=====================================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 32.7%
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 3.2%
   1,200,000         FHLMC, step bond to yield 2.900% due 2/27/19 ...................       1,193,414
                     FNMA:
   2,400,000             1.750% due 6/16/06 .........................................       2,355,310
   2,600,000             step bond to yield 1.011% due 2/9/07 .......................       2,595,967
-----------------------------------------------------------------------------------------------------
                                                                                            6,144,691
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT                                   SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 29.5%
$  1,000,000         U.S. Treasury Bonds, 5.250% due 2/15/29 ........................   $   1,144,024
                     U.S. Treasury Notes:
   9,760,000             5.875% due 11/15/05 ........................................       9,853,794
  21,000,000             2.875% due 11/30/06 ........................................      20,792,478
   2,600,000             2.750% due 8/15/07 .........................................       2,552,878
   6,520,000             3.375% due 11/15/08 ........................................       6,456,078
     200,000             3.875% due 5/15/10 .........................................         201,203
     200,000             3.625% due 6/15/10 .........................................         199,188
   4,400,000             5.750% due 8/15/10 .........................................       4,810,269
   9,200,000             4.125% due 5/15/15 .........................................       9,337,282
-----------------------------------------------------------------------------------------------------
                                                                                           55,347,194
-----------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                     (Cost -- $61,563,131) ..........................................      61,491,885
=====================================================================================================
                     TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
                     (Cost -- $162,071,406) .........................................     163,558,872
=====================================================================================================
SHORT-TERM INVESTMENT -- 12.2%
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.2%
  22,839,000         State Street Bank & Trust Co., dated 6/30/05, 2.550% due
                       7/1/05, Proceeds due at maturity -- $22,840,618;
                       (Fully collateralized by U.S. Treasury Bond, 7.250% due
                       8/15/22; Market value -- $23,299,824) (Cost -- $22,839,000) ..      22,839,000
-----------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 99.3% (Cost -- $184,910,406#) .............     186,397,872
                     Other Assets in Excess of Liabilities -- 0.7% ..................       1,364,880
-----------------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0%                                         $ 187,762,752
=====================================================================================================

++ All ratings are by Standard & Poor's Ratings Service, unless otherwise footnoted.
(a) Variable rate securities. Coupon rates disclosed are those which are in effect at June 30, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(c)  Rating by Moody's Investors Service.
#    Aggregate cost for Federal income tax purposes is substantially the same.

See page 48 for definitions of ratings.

     Abbreviations used in this schedule:
     ____________________________________
     FHLMC -- Federal Home Loan Mortgage Corporation
     FNMA -- Federal National Mortgage Association

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO

  SHARES                                   SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 98.4%
AUSTRALIA -- 9.2%
     264,800         Coles Myer Ltd. (a) ............................................   $   1,867,602
     281,867         National Australia Bank Ltd. (a) ...............................       6,603,680
   1,740,014         Telstra Corp., Ltd. (a) ........................................       6,705,925
      63,800         Wesfarmers Ltd. ................................................       1,944,217
-----------------------------------------------------------------------------------------------------
                                                                                           17,121,424
-----------------------------------------------------------------------------------------------------
BELGIUM -- 5.1%
       8,700         Electrabel .....................................................       3,800,827
     202,500         Fortis .........................................................       5,617,725
-----------------------------------------------------------------------------------------------------
                                                                                            9,418,552
-----------------------------------------------------------------------------------------------------
FINLAND -- 1.5%
     141,500         UPM-Kymmene OYJ ................................................       2,716,844
-----------------------------------------------------------------------------------------------------
FRANCE -- 8.4%
      60,300         Compagnie de Saint-Gobain (a) ..................................       3,347,856
      54,400         Societe Generale (a) ...........................................       5,538,401
      28,600         Total SA .......................................................       6,723,110
-----------------------------------------------------------------------------------------------------
                                                                                           15,609,367
-----------------------------------------------------------------------------------------------------
GERMANY -- 6.4%
     139,100         Bayer AG (a) ...................................................       4,643,124
     111,817         RWE AG .........................................................       7,221,340
-----------------------------------------------------------------------------------------------------
                                                                                           11,864,464
-----------------------------------------------------------------------------------------------------
HONG KONG -- 1.0%
     393,500         HongKong Electric Holdings Ltd. ................................       1,797,347
-----------------------------------------------------------------------------------------------------
ITALY -- 2.9%
   1,165,600         Banca Intesa SpA ...............................................       5,337,610
-----------------------------------------------------------------------------------------------------
JAPAN -- 16.7%
     121,500         Canon, Inc. (a) ................................................       6,397,620
       1,393         KDDI Corp. .....................................................       6,443,143
     414,000         Matsushita Electric Industrial Co., Ltd. .......................       6,282,229
     125,100         Takeda Pharmaceutical Co., Ltd. ................................       6,203,679
     162,600         Toyota Motor Corp. .............................................       5,820,232
-----------------------------------------------------------------------------------------------------
                                                                                           31,146,903
-----------------------------------------------------------------------------------------------------
NETHERLANDS -- 9.9%
     231,800         ING Groep NV ...................................................       6,553,956
     261,418         Reed Elsevier NV ...............................................       3,643,505
     126,600         Royal Dutch Petroleum Co. ......................................       8,271,016
-----------------------------------------------------------------------------------------------------
                                                                                           18,468,477
-----------------------------------------------------------------------------------------------------
SINGAPORE -- 1.6%
     436,800         Oversea-Chinese Banking Corp., Ltd. ............................       3,003,396
-----------------------------------------------------------------------------------------------------
SOUTH KOREA -- 1.4%
      60,400         POSCO, ADR (a) .................................................       2,655,788
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO

  SHARES                                   SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------
SPAIN -- 9.2%
     514,400         Banco Santander Central Hispano SA (a) .........................   $   5,968,304
     176,471         Iberdrola SA (a) ...............................................       4,658,644
     396,156         Telefonica SA ..................................................       6,489,576
-----------------------------------------------------------------------------------------------------
                                                                                           17,116,524
-----------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 25.1%
     584,600         Aviva PLC ......................................................       6,518,822
     155,800         Boots Group PLC ................................................       1,701,001
     602,300         BP PLC .........................................................       6,273,486
     291,146         GlaxoSmithKline PLC ............................................       7,051,575
     448,200         HBOS PLC .......................................................       6,914,212
     801,100         Lloyds TSB Group PLC ...........................................       6,793,097
     175,034         Rio Tinto PLC ..................................................       5,359,573
     628,700         Unilever PLC ...................................................       6,069,447
-----------------------------------------------------------------------------------------------------
                                                                                           46,681,213
-----------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCK (Cost -- $178,753,887)                            182,937,909
=====================================================================================================
RIGHT -- 0.2%
SINGAPORE -- 0.2%
      87,360         Oversea-Chinese Banking Corp. Ltd.* (Cost -- $0) ...............         333,999
-----------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
                     (Cost -- $178,753,887) .........................................     183,271,908
=====================================================================================================
   FACE
  AMOUNT
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 16.5%
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
$  1,697,000         State Street Bank & Trust Co., dated 6/30/05, 2.550% due 7/1/05;
                       Proceeds at maturity -- $1,697,120; (Fully collateralized by
                       U.S. Treasury Bond, 8.750% due 5/15/17; Market value --
                       $1,731,000) (Cost -- $1,697,000) .............................       1,697,000
-----------------------------------------------------------------------------------------------------

  SHARES
-----------------------------------------------------------------------------------------------------
SECURITIES PURCHASED FROM SECURITIES LENDING COLLATERAL -- 15.6%
  29,000,415         State Street Navigator Securities Lending Trust Prime Portfolio
                       (Cost -- $29,000,415) ........................................      29,000,415
=====================================================================================================
                     TOTAL SHORT-TERM INVESTMENTS (Cost -- $30,697,415) .............      30,697,415
=====================================================================================================
                     TOTAL INVESTMENTS -- 115.1% (Cost -- $209,451,302#) ............     213,969,323
                     Liabilities in Excess of Other Assets -- (15.1)% ...............     (27,995,187)
-----------------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0% .....................................   $ 185,974,136
=====================================================================================================

*    Non-income producing security.
(a)  All or a portion of this security is on loan (See Notes 1 and 3).
#    Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviation used in this schedule:
     ___________________________________
     ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO

SUMMARY OF INVESTMENTS BY SECTOR**
------------------------------------------------------------------------------
Financials ............................................................   31.8%
Energy ................................................................   11.5
Telecommunication Services ............................................   10.6
Utilities .............................................................    9.5
Consumer Discretionary ................................................    8.6
Materials .............................................................    8.3
Health Care ...........................................................    7.2
Consumer Staples ......................................................    5.2
Information Technology ................................................    3.5
Industrials ...........................................................    2.9
Other .................................................................    0.9
------------------------------------------------------------------------------
                                                                         100.0%
==============================================================================

** AS A PERCENTAGE OF TOTAL MARKET VALUE (EXCLUDING SECURITIES PURCHASED FROM SECURITIES LENDING COLLATERAL). PLEASE NOTE THAT FUND HOLDINGS ARE AS OF JUNE 30, 2005 AND ARE SUBJECT TO CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 96.1%
-----------------------------------------------------------------------------------------------------
ADVERTISING -- 2.1%
                        Advanstar Communications, Inc.:
$    125,000   B-           Senior Secured Notes, 10.750% due 8/15/10 ...............   $     137,187
     250,000   CCC+         Senior Subordinated Notes, Series B, 12.000% due 2/15/11          268,125
     175,000   NR       Advanstar, Inc., Senior Subordinated Notes, Series B, step
                          bond to yield 14.681% due 10/15/11 ........................         174,344
     175,000   B        Lamar Media Corp., Senior Subordinated Notes, 7.250% due
                          1/1/13 ....................................................         185,500
     157,000   Caa2 (a) SITEL Corp., Senior Subordinated Notes, 9.250% due 3/15/06 ..         156,215
                        Vertis, Inc.:
     550,000   CCC          Notes, Series B, 10.875% due 6/15/09 ....................         528,000
      50,000   CCC          Senior Secured Notes, 9.750% due 4/1/09 .................          52,250
     350,000   CCC+     WDAC Subsidiary Corp., Senior Notes, 8.375% due 12/1/14 (b) .         336,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,837,621
-----------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.3%
     175,000   B        Alliant Techsystems, Inc., Senior Subordinated Notes, 8.500%
                          due 5/15/11 ...............................................         187,687
     150,000   B        Argo-Tech Corp., Senior Notes, 9.250% due 6/1/11 ............         163,500
      75,000   B-       K&F Acquisition, Inc., Senior Subordinated Notes, 7.750% due
                          11/15/14 ..................................................          77,063
     425,000   BB+      L-3 Communications Corp., Senior Subordinated Notes, 6.125%
                          due 1/15/14 ...............................................         427,125
     225,000   B-       TransDigm, Inc., Senior Subordinated Notes, 8.375% due
                          7/15/11 ...................................................         239,625
-----------------------------------------------------------------------------------------------------
                                                                                            1,095,000
-----------------------------------------------------------------------------------------------------
APPAREL -- 0.4%
     150,000   BB       Phillips-Van Heusen Corp., Senior Notes, 8.125% due 5/1/13 ..         163,125
     162,000   B+       William Carter Co., Senior Subordinated Notes, Series B,
                          10.875% due 8/15/11 .......................................         182,276
-----------------------------------------------------------------------------------------------------
                                                                                              345,401
-----------------------------------------------------------------------------------------------------
AUTO MANUFACTURERS -- 1.1%
     300,000   B        Cooper-Standard Automotive, Inc., 8.375% due 12/15/14 .......         238,500
                        General Motors Corp.:
     500,000   BB           Senior Debentures, 8.375% due 7/15/33 ...................         420,000
     275,000   BB           Senior Notes, 7.125% due 7/15/13 ........................         247,500
-----------------------------------------------------------------------------------------------------
                                                                                              906,000
-----------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT -- 2.4%
     225,000   CCC-     Advanced Accessory Systems LLC, Senior Notes, 10.750% due
                          6/15/11 ...................................................         182,250
     150,000   CCC+     American Tire Distributors Holdings, Inc., Senior Notes,
                         10.750% due 4/1/13 (b) .....................................         144,000
     200,000   B-       Rexnord Corp., Senior Subordinated Notes, 10.125% due
                          12/15/12 ..................................................         220,000
     250,000   B-       Stanadyne Corp., Senior Subordinated Notes, Series 1, 10.000%
                          due 8/15/14 ...............................................         237,500
     125,000   B-       Stanadyne Holdings, Inc., Senior Discount Notes, step
                          bond to yield 11.983% due 2/15/15 .........................          68,125
     250,000   B+       Stoneridge, Inc., Senior Notes, 11.500% due 5/1/12 ..........         256,250
     275,000   B-       Tenneco Automotive, Inc., Senior Subordinated Notes, 8.625%
                          due 11/15/14 ..............................................         277,750
                        TRW Automotive, Inc.:
      75,000   BB-          Senior Notes, 9.375% due 2/15/13 ........................          83,438
     310,000   BB-          Senior Subordinated Notes, 11.000% due 2/15/13 ..........         358,050
     225,000   B        United Components, Inc., Senior Subordinated Notes, 9.375%
                          due 6/15/13 ...............................................         227,812
-----------------------------------------------------------------------------------------------------
                                                                                            2,055,175
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
BEVERAGES -- 0.4%
$    150,000   BB    Constellation Brands, Inc., Senior Notes, Series B, 8.000% due
                       2/15/08 ......................................................   $     160,500
     200,000   B+    Cott Beverages USA, Inc., Senior Subordinated Notes, 8.000% due
                       12/15/11 .....................................................         215,500
-----------------------------------------------------------------------------------------------------
                                                                                              376,000
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.3%
     225,000   BB-   Bio-Rad Laboratories, Inc., Senior Subordinated Notes, 6.125%
                       due 12/15/14 .................................................         228,375
-----------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.7%
                     Associated Materials, Inc.:
     275,000   CCC+      Senior Discount Notes, step bond to yield 10.957% due
                           3/1/14 ...................................................         176,000
     125,000   CCC+      Senior Subordinated Notes, 9.750% due 4/15/12 ..............         130,000
                     Goodman Global Holding Co., Inc.:
     100,000   B-        Senior Notes, 6.410% due 6/15/12 (b)(c) ....................          99,000
     300,000   B-        Senior Subordinated Notes, 7.875% due 12/15/12 (b) .........         279,000
     225,000   B-    HydroChem Industrial Services, Inc., Senior Subordinated Notes,
                       9.250% due 2/15/13 (b) .......................................         209,250
     100,000   CCC+  Nortek, Inc., Senior Subordinated Notes, 8.500% due 9/1/14 .....          93,500
     250,000   CCC+  NTK Holdings, Inc., Senior Discount Notes, step bond to yield
                       10.747% due 3/1/14 (b) .......................................         118,750
     150,000   B-    Ply Gem Industries, Inc., Senior Subordinated Notes, 9.000%
                       due 2/15/12 ..................................................         127,500
      50,000   BB-   Texas Industries, Inc., Senior Notes, 7.250% due 7/15/13 (b) ...          51,500
     200,000   B-    U.S. Concrete, Inc., Senior Subordinated Notes, 8.375% due
                       4/1/14 .......................................................         189,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,473,500
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 4.3%
     200,000   CCC+  Aventine Renewable Energy Holdings, Inc., Senior Secured Notes,
                       9.410% due 12/15/11 (b)(c) ...................................         193,000
     300,000   B-    Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second
                       Priority Senior Secured Notes, 9.000% due 7/15/14 (b) ........         306,750
     225,000   B-    Compass Minerals Group, Inc., Senior Subordinated Notes,
                       10.000% due 8/15/11 ..........................................         246,375
     500,000   B-    Crystal U.S. Holdings 3 LLC/Crystal U.S. Sub. 3 Corp., Senior
                       Discount Notes, Series B, step bond to yield 10.235% due
                       10/1/14 ......................................................         350,000
     250,000   BB-   Equistar Chemicals LP/Equistar Funding Corp., Senior Notes,
                       10.125% due 9/1/08 ...........................................         271,875
     125,000   BBB-  FMC Corp., Secured Notes, 10.250% due 11/1/09 ..................         141,406
     150,000   B     Huntsman Advanced Materials LLC, Senior Secured Notes, 11.000%
                       due 7/15/10 ..................................................         170,250
     258,000   B     Huntsman International LLC, Senior Subordinated Notes, 10.125%
                       due 7/1/09 ... ...............................................         266,707
                     Lyondell Chemical Co.:
                         Senior Secured Notes:
     275,000   BB-           9.500% due 12/15/08 ....................................         293,906
      50,000   BB-           10.500% due 6/1/13 .....................................          57,438
      75,000   BB-           Series A, 9.625% due 5/1/07 ............................          80,438
     250,000   B     Senior Subordinated Notes, 10.875% due 5/1/09 ..................         260,625
     275,000   B-    Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13 ......         296,312
     250,000   CCC+  Polypore, Inc., Senior Subordinated Notes, 8.750% due 5/15/12 ..         235,000
     125,000   B-    PQ Corp., Senior Subordinated Notes, 7.500% due 2/15/13 (b) ....         123,438
      75,000   B-    Rockwood Specialties Group, Inc., Subordinated Notes, 7.500%
                       due 11/15/14 (b) .............................................          74,813
     300,000   B-    UAP Holding Corp., Senior Discount Notes, step bond to yield
                       7.829% due 7/15/12 ...........................................         247,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 4.3% (CONTINUED)
$     50,000   BBB-  Union Carbide Chemicals & Plastics Co., Inc., Debentures,
                       7.875% due 4/1/23 ............................................   $      56,740
      50,000   BBB-  Union Carbide Corp., Debentures, 7.500% due 6/1/25 .............          55,374
-----------------------------------------------------------------------------------------------------
                                                                                            3,727,947
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.2%
     300,000   CCC+  Brand Services, Inc., Senior Notes, 12.000% due 10/15/12 .......         322,500
     200,000   B     Brickman Group LTD., Senior Subordinated Notes, Series B,
                       11.750% due 12/15/09 .........................................         227,500
                     NationsRent, Inc.:
     175,000   B-        Senior Notes, 9.500% due 5/1/15 (b) ........................         174,125
     150,000   BB-       Senior Secured Notes, 9.500% due 10/15/10 ..................         164,250
     125,000   BB-   United Rentals North America, Inc., Senior Notes, 6.500% due
                       2/15/12 ......................................................         123,594
-----------------------------------------------------------------------------------------------------
                                                                                            1,011,969
-----------------------------------------------------------------------------------------------------
COMPUTERS -- 0.9%
                     Activant Solutions, Inc., Senior Notes:
      75,000   B+        9.504% due 4/1/10 (b)(c) ...................................          78,000
     250,000   B+        10.500% due 6/15/11 ........................................         272,500
     225,000   BB+   Seagate Technology HDD Holdings, Senior Notes, 8.000%
                       due 5/15/09 ..................................................         240,469
     225,000   BB+   Unisys Corp., Senior Notes, 6.875% due 3/15/10 .................         222,187
-----------------------------------------------------------------------------------------------------
                                                                                              813,156
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 6.4%
     300,000   B-    AAC Group Holding Corp., Senior Discount Notes, step bond to
                       yield 8.904% due 10/1/12 (b) .................................         204,000
     300,000   BB    American Real Estate Partners LP/American Real Estate Finance
                       Corp., Senior Notes, 7.125% due 2/15/13 (b) ..................         295,500

     100,000   B-    AMR HoldCo, Inc./EmCare HoldCo, Inc., Senior Subordinated
                       Notes, 10.000% due 2/15/15 (b) ...............................         107,000
     240,366   BBB-  Caithness Coso Funding Corporation, Secured Notes, Series B,
                       9.050% due 12/15/09 ..........................................         258,995
     179,000   B-    Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625%
                       due 6/15/14 ..................................................         201,375
      50,000   NR    Diamond Brands Operating Corp., Senior Subordinated Notes,
                       10.125% due 4/15/08 (d)(e)(f) ................................             720
                     General Motors Acceptance Corp.:
     600,000   BB        Bonds, 8.000% due 11/1/31 ..................................         536,767
     475,000   BB        Notes, 6.875% due 9/15/11 ..................................         439,003
     275,000   B-    Global Cash Access LLC/Global Cash Finance Corp., Senior
                       Subordinated Notes, 8.750% due 3/15/12 .......................         300,438

     250,000   B-    JSG Funding PLC, Senior Notes, 9.625% due 10/1/12 ..............         251,250
     125,000   B-    K & F Parent, Inc., Senior Notes, 11.500% due 2/1/15 (b)(g) ....         132,813
     216,000   B-    Nalco Finance Holdings LLC, Senior Notes, step bond to yield
                       9.711% due 2/1/14 ............................................         160,650
     175,000   B-    NSP Holdings/NSP Holdings Capital Corp., Senior Notes, 11.750%
                       due 1/1/12 (g) ...............................................         191,625
     250,000   B-    Sensus Metering Systems, Inc., Senior Subordinated Notes,
                       8.625% due 12/15/13 ..........................................         233,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 6.4% (CONTINUED)
$    150,000   B-    Standard Aero Holdings, Inc., Senior Subordinated Notes, 8.250%
                       due 9/1/14 (b) ...............................................   $     159,000
   1,421,676   BB-   Targeted Return Index Sector (TRAINS), HY-2004-1, Senior
                       Secured Notes, 8.211% due 8/1/15 (b)(c) ......................       1,504,229
     225,000   B-    UGS Corp., 10.000% due 6/1/12 ..................................         250,875
     250,000   B-    Visant Corp., 7.625% due 10/1/12 ...............................         248,125
-----------------------------------------------------------------------------------------------------
                                                                                            5,476,115
-----------------------------------------------------------------------------------------------------
ELECTRIC -- 3.7%
     375,000   B+    Edison Mission Energy, Senior Notes, 9.875% due 4/15/11 ........         441,094
     125,000   BB-   FPL Energy National Wind, Secured Notes, 6.125% due 3/25/19 (b)          121,592
     125,000   B-    Inergy LP/Inergy Finance Corp., Senior Notes, 6.875% due
                       12/15/14 (b) .................................................         122,187
                     Nevada Power Co.:
                         General and Refunding Mortgage Notes, Series I:
      50,000   BB            6.500% due 4/15/12 .....................................          52,500
      50,000   BB            5.875% due 1/15/15 (b) .................................          50,500
     400,000   BB    Second Mortgage, 9.000% due 8/15/13 ............................         452,000
      75,000   BB+   Northwestern Corp., Secured Notes, 5.875% due 11/1/14 (b) ......          77,250
     287,000   B     NRG Energy, Inc., Senior Secured Notes, 8.000% due 12/15/13 (b)          304,220
                     PSEG Energy Holdings LLC, Senior Notes:
     200,000   BB-       8.625% due 2/15/08 .........................................         213,500
     250,000   BB-       10.000% due 10/1/09 ........................................         281,875
                     Reliant Energy, Inc., Senior Secured Notes:
     125,000   B+        9.250% due 7/15/10 .........................................         136,875
     325,000   B+        9.500% due 7/15/13 .........................................         362,375
      75,000   BB    TECO Energy, Inc., Senior Notes, 6.750% due 5/1/15 (b) .........          79,875
     425,000   B     Texas Genco LLC/Texas Genco Financing Corp., Senior Notes,
                       6.875% due 12/15/14 (b) ......................................         449,437
-----------------------------------------------------------------------------------------------------
                                                                                            3,145,280
-----------------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT -- 0.5%
     175,000   B-    Coleman Cable, Inc., Senior Notes, 9.875% due 10/1/12 (b) ......         156,625
     300,000   B     Superior Essex Communications LLC/Essex Group, Inc., Senior
                       Notes, 9.000% due 4/15/12 ....................................         298,500
-----------------------------------------------------------------------------------------------------
                                                                                              455,125
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 3.1%
     375,000   CCC+  AMC Entertainment, Inc., Senior Secured Notes, 9.875% due 2/1/12         374,062
     525,000   B-    Cinemark, Inc., Senior Discount Notes, step bond to yield
                       9.474% due 3/15/14 ...........................................         351,750
     150,000   B-    Cinemark USA, Inc., Senior Subordinated Notes, 9.000% due 2/1/13         154,875
      75,000   B-    Herbst Gaming, Inc., Senior Subordinated Notes, 7.000% due
                       11/15/14 .....................................................          75,938
                     Isle of Capri Casinos, Inc., Senior Subordinated Notes:
     225,000   B         9.000% due 3/15/12 .........................................         245,813
      50,000   B         7.000% due 3/1/14 ..........................................          50,500
     325,000   CCC+  LCE Acquisition Corp., Senior Subordinated Notes, 9.000% due
                       8/1/14 (b) ...................................................         316,062
     175,000   B+    Mohegan Tribal Gaming Authority, Senior Subordinated Notes,
                       8.000% due 4/1/12 ............................................         188,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 3.1% (CONTINUED)
                     Penn National Gaming, Inc., Senior Subordinated Notes:
$     50,000   B         8.875% due 3/15/10 .........................................   $      53,750
     250,000   B         6.750% due 3/1/15 (b) ......................................         249,375
     425,000   B-    Universal City Development Partners, Senior Notes, 11.750%
                       due 4/1/10 ...................................................         489,812
                     Universal City Florida Holdings UCD, Senior Notes:
      75,000   B-        7.960% due 5/1/10 (c) ......................................          78,188
      50,000   B-        8.375% due 5/1/10 ..........................................          52,375
-----------------------------------------------------------------------------------------------------
                                                                                            2,680,625
-----------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL -- 1.4%
                     Aleris International, Inc., Senior Secured Notes:
     225,000   B         10.375% due 10/15/10 .......................................         248,062
     100,000   B-        9.000% due 11/15/14 ........................................         104,000
                     Allied Waste North America, Inc., Series B:
     450,000   BB-       Senior Notes, 8.875% due 4/1/08 ............................         474,750
     117,000   BB-       Senior Secured Notes, 9.250% due 9/1/12 ....................         126,945
     200,000   B         Clean Harbors, Inc., Senior Secured Notes, 11.250% due
                       7/15/12 (b) ..................................................         223,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,176,757
-----------------------------------------------------------------------------------------------------
FOOD -- 4.6%
     275,000   B-    American Seafood Group LLC, Senior Subordinated Notes, 10.125%
                       due 4/15/10 ..................................................         294,937
     550,000   B-    ASG Consolidated LLC/ASG Finance, Inc., Senior Discount Notes,
                       step bond to yield 11.387% due 11/1/11 .......................         397,375
     150,000   B     B&G Foods, Inc., Senior Notes, 8.000% due 10/1/11 ..............         155,813
      63,000   B-    Birds Eye Foods, Inc., Senior Subordinated Notes, 11.875%
                       due 11/1/08 ..................................................          65,441
     400,000   B     Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12          442,000
                     Dole Foods Co., Inc., Senior Notes:
     200,000   B+        8.625% due 5/1/09 ..........................................         214,000
     275,000   B+        7.250% due 6/15/10 .........................................         280,500
     125,000   CCC   Eagle Family Foods, Inc., Senior Subordinated Notes, Series
                       B, 8.750% due 1/15/08 ........................................         100,625
      98,000   B     Gold Kist, Inc., Senior Notes, 10.250% due 3/15/14 .............         111,230
     275,000   B-    Michael Foods, Inc., Senior Subordinated Notes, 8.000% due
                       11/15/13 .....................................................         281,188
     175,000   B-    National Beef Packing Co./NB Finance Corp. LLC, Senior Notes,
                       10.500% due 8/1/11 ...........................................         167,563
     275,000   B-    Pierre Foods, Inc., Senior Subordinated Notes, 9.875% due
                       7/15/12 ......................................................         285,312
                     Pilgrim's Pride Corp.:
     100,000   BB-   Senior Notes, 9.625% due 9/15/11 ...............................         109,750
     175,000   B+    Senior Subordinated Notes, 9.250% due 11/15/13 .................         195,125
                     Smithfield Foods, Inc., Senior Notes, Series B:
     250,000   BB        8.000% due 10/15/09 ........................................         271,250
     325,000   BB        7.750% due 5/15/13 .........................................         355,875
                     Swift & Co.:
     100,000   B+        Senior Notes, 10.125% due 10/1/09 ..........................         109,500
     125,000   B         Senior Subordinated Notes, 12.500% due 1/1/10 ..............         140,156
-----------------------------------------------------------------------------------------------------
                                                                                            3,977,640
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 2.7%
$    250,000   BB-   Abitibi-Consolidated, Inc., Senior Notes, 8.375% due 4/1/15 ....   $     256,250
                     Boise Cascade LLC:
      75,000   B+        Senior Notes, 6.016% due 10/15/12 (b)(c) ...................          76,125
     100,000   B+        Senior Subordinated Notes, 7.125% due 10/15/14 (b) .........          98,750
                     Georgia-Pacific Corp.:
     500,000   BB+     Notes, 7.500% due 5/15/06 ....................................         515,000
                       Senior Notes:
     250,000   BB+         8.125% due 5/15/11 .......................................         283,125
     400,000   BB+         9.375% due 2/1/13 ........................................         454,500
     300,000   B     Mercer International, Inc., Senior Notes, 9.250% due 2/15/13 ...         241,500
     275,000   CCC+  NewPage Corp., Senior Subordinated Notes, 12.000% due 5/1/13 (b)         273,625
     200,000   B     Tembec Industries, Inc., Senior Notes, 8.500% due 2/1/11 .......         155,500
-----------------------------------------------------------------------------------------------------
                                                                                            2,354,375
-----------------------------------------------------------------------------------------------------
HEALTH CARE - PRODUCTS -- 2.3%
     725,000   B-    CDRV Investors, Inc., Senior Discount Notes, step bond to yield
                       10.057% due 7/1/14 (b) .......................................         358,875
                     Fisher Scientific International, Inc., Senior Subordinated
                       Notes:
     325,000   BB+       8.000% due 9/1/13 ..........................................         372,937
      50,000   BB+       6.750% due 8/15/14 .........................................          52,500
     425,000   BB+       6.125% due 7/1/15 (b) ......................................         427,656
     100,000   CCC+  Hanger Orthopedic Group, Inc., Senior Notes, 10.375% due
                       2/15/09 ......................................................          92,750
     300,000   B-    Medical Device Manufacturing, Inc., Senior Subordinated Notes,
                       Series B, 10.000% due 7/15/12 ................................         324,000
      75,000   B-    Safety Products Holdings, Inc., Senior Unsecured Notes, 11.750%
                       due 1/1/12 (b)(g) ............................................          71,063
     150,000   BB-   Sybron Dental Specialties, Inc., Senior Subordinated Notes,
                       8.125% due 6/15/12 ...........................................         161,250
      75,000   B-    VWR International, Inc., Senior Subordinated Notes, 8.000% due
                       4/15/14 ......................................................          71,813
-----------------------------------------------------------------------------------------------------
                                                                                            1,932,844
-----------------------------------------------------------------------------------------------------
HEALTH CARE - SERVICES -- 3.9%
     375,000   B-    AmeriPath, Inc., Senior Subordinated Notes, 10.500% due 4/1/13 .         381,562
     225,000   B-    Ardent Health Services, Inc., Senior Subordinated Notes,
                       10.000% due 8/15/13 ..........................................         273,094
                     Concentra Operating Corp., Senior Subordinated Notes:
     175,000   B-        9.500% due 8/15/10 .........................................         187,250
      50,000   B-        9.125% due 6/1/12 ..........................................          53,250
     275,000   B     DaVita, Inc., Senior Subordinated Notes, 7.250% due 3/15/15 (b)          283,938
                     HCA, Inc., Notes:
     375,000   BB+       8.750% due 9/1/10 ..........................................         428,066
     300,000   BB+       6.750% due 7/15/13 .........................................         317,173
     400,000   BB+       6.375% due 1/15/15 .........................................         416,043
     275,000   BB+       7.500% due 11/6/33 .........................................         297,147
     143,382   B+    Magellan Health Services, Inc., Senior Notes, Series A, 9.375%
                       due 11/15/08 .................................................         153,419
     250,000   B-    National Mentor, Inc., Senior Subordinated Notes, 9.625% due
                       12/1/12 (b) ..................................................         264,375
     250,000   B     Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14 ........         269,375
-----------------------------------------------------------------------------------------------------
                                                                                            3,324,692
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
HOME BUILDERS -- 0.3%
$    250,000   B     Builders FirstSource, Inc., Secured Notes, 7.518% due
                       2/15/12 (b)(c) ...............................................   $     250,000
-----------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 1.2%
     325,000   CCC+  ALH Finance LLC/ALH Finance Corporation, Senior Subordinated
                       Notes, 8.500% due 1/15/13 ....................................         299,406
      50,000   NR    Glenoit Corp., Senior Subordinated Notes, 11.000% due
                       4/15/07 (d)(e) ...............................................               0
     150,000   B-    Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated
                       Notes, 9.000% due 11/1/11 ....................................         155,250
     425,000   B-    Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount
                       Notes, step bond to yield 9.746% due 9/1/12 ..................         295,375
     250,000   B-    Sealy Mattress Co., Senior Subordinated Notes, 8.250% due
                       6/15/14 ......................................................         253,750
-----------------------------------------------------------------------------------------------------
                                                                                            1,003,781
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 1.1%
      75,000   B-    American Achievement Corp., Senior Subordinated Notes, 8.250%
                       due 4/1/12 ...................................................          75,750
     125,000   B+    Church & Dwight Co., Inc., Senior Subordinated Notes, 6.000%
                       due 12/15/12 (b) ** ..........................................         126,875
     300,000   CCC+  Playtex Products, Inc., Senior Subordinated Notes, 9.375% due
                       6/1/11 .......................................................         317,250
     400,000   B-    Spectrum Brands, Inc., Senior Subordinated Notes, 7.375% due
                       2/1/15 (b) ...................................................         389,000
-----------------------------------------------------------------------------------------------------
                                                                                              908,875
-----------------------------------------------------------------------------------------------------
HOUSEWARES -- 1.0%
     300,000   CCC   Ames True Temper, Inc., Senior Subordinated Notes, 10.000%
                       due 7/15/12 ..................................................         243,000
     225,000   B-    Jarden Corp., Senior Subordinated Notes, 9.750% due 5/1/12 .....         238,219
     550,000   B-    Visant Holding Corp., Senior Discount Notes, step bond to yield
                       9.956% due 12/1/13 ...........................................         390,500
-----------------------------------------------------------------------------------------------------
                                                                                              871,719
-----------------------------------------------------------------------------------------------------
INSURANCE -- 0.2%
     175,000   CCC+  IAAI Finance Corp., Senior Subordinated Notes, 11.000% due
                       4/1/13 (b) ...................................................         181,060
-----------------------------------------------------------------------------------------------------
INTERNET -- 0.2%
     194,000   B-    FTD, Inc., Senior Subordinated Notes, 7.750% due 2/15/14 .......         191,090
-----------------------------------------------------------------------------------------------------
IRON - STEEL -- 0.3%
     150,000   NR    Republic Technologies International LLC/RTI Capital Corp.,
                       Senior Secured Notes, 13.750% due 7/15/09 (d)(e)(f) ..........               0
     210,000   BB    United States Steel Corp., Senior Notes, 9.750% due 5/15/10 ....         227,850
-----------------------------------------------------------------------------------------------------
                                                                                              227,850
-----------------------------------------------------------------------------------------------------
LEISURE TIME -- 0.6%
     175,000   BB    K2, Inc., Senior Notes, 7.375% due 7/1/14 ......................         185,063
     325,000   B-    Knowledge Learning Center, Inc., 7.750% due 2/1/15 (b) .........         312,000
-----------------------------------------------------------------------------------------------------
                                                                                              497,063
-----------------------------------------------------------------------------------------------------
LODGING -- 6.2%
     175,000   B-    155 East Tropicana LLC/155 East Tropicana Finance Corp., Senior
                       Secured Notes, 8.750% due 4/1/12 (b) .........................         171,063
                     Boyd Gaming Corp., Senior Subordinated Notes:
     100,000   B+        8.750% due 4/15/12 .........................................         109,125
     175,000   B+        7.750% due 12/15/12 ........................................         187,906

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
LODGING -- 6.2% (CONTINUED)
                       Caesars Entertainment, Inc., Senior Subordinated Notes:
$    275,000   BB+         7.875% due 3/15/10 .......................................   $     309,375
     300,000   BB+         8.125% due 5/15/11 .......................................         346,500
     275,000   B-      Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14 .         270,187
     500,000   BB+     Harrah's Operating Co., Inc., Senior Subordinated Notes,
                         7.875% due 12/15/05 ........................................         508,750
      28,000   B+      HMH Properties, Inc., Senior Secured Notes, Series B, 7.875%
                         due 8/1/08 .................................................          28,560
     146,000   B       Interline Brands, Inc., Senior Subordinated Notes, 11.500%
                         due 5/15/11 ................................................         161,330
     275,000   B+      Intrawest Corp., Senior Notes, 7.500% due 10/15/13 ...........         283,594
     225,000   B       Kerzner International Ltd., Senior Subordinated Notes, 8.875%
                         due 8/15/11 ................................................         241,875
                       Mandalay Resort Group:
                           Senior Notes:
     125,000   BB              9.500% due 8/1/08 ....................................         139,844
     150,000   BB              8.500% due 9/15/10 ...................................         167,250
      18,023   B+          Senior Subordinated Notes, 9.375% due 2/15/10 ............          20,231
                       MGM MIRAGE, Inc., Senior Subordinated Notes:
     500,000   B+          9.750% due 6/1/07 ........................................         544,375
     550,000   B+          Series B, 10.250% due 8/1/07 .............................         607,750
     225,000   B+      MTR Gaming Group, Inc., Senior Notes, Series B, 9.750% due
                         4/1/10 .....................................................         245,250
     175,000   BB+     Royal Caribbean Cruises Ltd., Senior Notes, 8.000%
                         due 5/15/10 ................................................         194,687
                       Starwood Hotels & Resorts Worldwide, Inc., Senior Notes:
     350,000   BB+         7.375% due 5/1/07 ........................................         367,500
     100,000   BB+         7.875% due 5/1/12 ........................................         113,250
                       Station Casinos, Inc.:
      50,000   BB-         Senior Notes, 6.000% due 4/1/12 ..........................          51,000
     200,000   B+          Senior Subordinated Notes, 6.500% due 2/1/14 .............         205,000
-----------------------------------------------------------------------------------------------------
                                                                                            5,274,402
-----------------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING -- 0.4%
     150,000   NR      Clark Material Handling Company, Senior Notes, Series D,
                         10.750% due 11/15/06 (d)(e)(f) .............................               0
                       Columbus McKinnon Corp.:
      50,000   B-          Senior Secured Notes, 10.000% due 8/1/10 .................          54,500
     275,000   CCC+        Senior Subordinated Notes, 8.500% due 4/1/08 .............         270,875
-----------------------------------------------------------------------------------------------------
                                                                                              325,375
-----------------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.5%
     400,000   Ba3 (a) Case New Holland, Inc., Senior Notes, 9.250% due 8/1/11 ......         422,000
-----------------------------------------------------------------------------------------------------
MEDIA -- 9.1%
                       American Media Operations, Inc.:
     200,000   CCC+        8.875% due 1/15/11 .......................................         190,500
     175,000   CCC+        Series B, 10.250% due 5/1/09 .............................         175,875
     300,000   B+      Cablevision Systems Corp., Senior Notes, Series B, 8.000%
                         due 4/15/12 ................................................         295,500
     350,000   CCC+    CBD Media Holdings LLC, Senior Notes, 9.250% due 7/15/12 .....         356,125
     425,000   CCC-    Charter Communications Holdings LLC, Senior Discount Notes,
                          9.920% due 4/1/11 .........................................         312,375
     500,000   CCC-    Charter Communications Holdings II LLC/Charter Communications
                         Holdings II Capital Corp., Senior Notes, 10.250%
                         due 9/15/10 ................................................         508,125
     375,000   BB-     CSC Holdings, Inc., Senior Notes, 7.875% due 12/15/07 ........         389,062

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
MEDIA -- 9.1% (CONTINUED)
$    500,000   B     Dex Media, Inc., Discount Notes, step bond to yield 9.067% due
                       11/15/13 .....................................................   $     405,000
     276,000   B     Dex Media East LLC/Dex Media East Finance Co., 12.125% due
                       11/15/12 .....................................................         331,890
     488,000   B     Dex Media West LLC/Dex Media Finance Co., Senior Subordinated
                       Notes, Series B, 9.875% due 8/15/13 ..........................         558,760
                     DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes:
     211,000   BB-       8.375% due 3/15/13 .........................................         234,737
     175,000   BB-       6.375% due 6/15/15 (b) .....................................         175,000
                     EchoStar DBS Corp.:
                         Senior Notes:
     225,000   BB-           5.750% due 10/1/08 .....................................         224,719
     200,000   BB-           6.375% due 10/1/11 .....................................         199,250
     100,000   BB-           6.625% due 10/1/14 .....................................         99,250
     125,000   B-    Emmis Communications Corp., Senior Notes, 9.314% due
                       6/15/12 (b)(c) ...............................................         127,813
     375,000   B-    Houghton Mifflin Co., Senior Discount Notes, step bond to
                       yield 11.154% due 10/15/13 ...................................         275,625
     525,000   B     Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (b) ...         572,250
     175,000   B-    LodgeNet Entertainment Corp., Senior Subordinated Debentures,
                       9.500% due 6/15/13 ...........................................         191,625
     150,000   B     Majestic Star Casino LLC, Senior Secured Notes, 9.500% due
                       10/15/10 .....................................................         155,250
     175,000   CCC+  NBC Acquisition Corp., Senior Discount Notes, step bond to
                       yield 11.013% due 3/15/13 ....................................         126,000
     100,000   CCC+  Nebraska Book Co., Inc., Senior Subordinated Notes, 8.625% due
                       3/15/12 ......................................................          93,750
     200,000   B     PRIMEDIA, Inc., Senior Notes, 8.875% due 5/15/11 ...............         210,500
     300,000   B     Quebecor Media, Inc., Senior Notes, 11.125% due 7/15/11 ........         334,875
     325,000   B+    Rainbow National Services LLC, Senior Subordinated Debentures,
                       10.375% due 9/1/14 (b) .......................................         375,375
     200,000   BB-   Reader's Digest Association, Inc., Senior Notes, 6.500% due
                       3/1/11 .......................................................         204,000
     225,000   B     Sinclair Broadcast Group, Inc., Senior Subordinated Notes,
                       8.750% due 12/15/11 ..........................................         237,375
      94,000   CCC+  XM Satellite Radio, Inc., Senior Secured Notes, 12.000% due
                       6/15/10 ......................................................         106,220
                     Yell Finance BV:
     179,000   B+        Senior Discount Notes, step bond to yield 16.740% due
                           8/1/11 ...................................................         180,342
      97,000   B+        Senior Notes, 10.750% due 8/1/11 ...........................         107,428
-----------------------------------------------------------------------------------------------------
                                                                                            7,754,596
-----------------------------------------------------------------------------------------------------
METAL FABRICATE - HARDWARE -- 0.6%
     200,000   B     Hawk Corp., Senior Notes, 8.750% due 11/1/14 ...................         204,000
     175,000   B-    Mueller Group, Inc., Senior Subordinated Notes, 10.000% due
                       5/1/12 .......................................................         184,625
     100,000   B+    Valmont Industries, Inc., Senior Subordinated Notes, 6.875%
                       due 5/1/14 ...................................................         100,500
-----------------------------------------------------------------------------------------------------
                                                                                              489,125
-----------------------------------------------------------------------------------------------------
MINING -- 0.4%
                     Compass Minerals International, Inc.:
     150,000   B+        Senior Notes, Series B, step bond to yield 12.740% due
                           12/15/12 .................................................         132,000
     275,000   B-        Senior Subordinated Notes, Series B, step bond to yield
                           11.980% due 6/1/13 .......................................         231,000
-----------------------------------------------------------------------------------------------------
                                                                                              363,000
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 2.3%
$    250,000   B-       Aearo Co. I, Senior Subordinated Notes, 8.250% due 4/15/12 ..   $     251,250
     100,000   B        Amsted Industries, Inc., Senior Notes, 10.250% due
                          10/15/11 (b) ..............................................         108,500
     150,000   B-       Da-Lite Screen Co., Inc., Senior Notes, 9.500% due 5/15/11 ..         160,500
      50,000   Caa1 (a) GFSI, Inc., Senior Subordinated Notes, Series B, 9.625% due
                          3/1/07 ....................................................          45,750
     150,000   B        Koppers, Inc., Senior Secured Notes, 9.875% due 10/15/13 ....         162,750
                        Neenah Co.:
     191,000   CCC+         Senior Secured Notes, 11.000% due 9/30/10 (b) ...........         208,190
     159,574   CCC+         Senior Subordinated Notes, 13.000% due 9/30/13 (b) ......         158,776
     250,000   B-       Norcross Safety Products LLC/Norcoss Capital Co., Senior
                          Subordinated Notes, Series B, 9.875% due 8/15/11 ..........         262,500
                        Reddy Ice Group, Inc.:
     325,000   B-           Senior Discount Notes, step bond to yield 11.013% due
                              11/1/12 (b) ...........................................         235,625
     200,000   B-           Senior Subordinated Notes, 8.875% due 8/1/11 ............         223,000
     150,000   B        Ryerson Tull, Inc., Notes, 9.125% due 7/15/06 ...............         153,750
-----------------------------------------------------------------------------------------------------
                                                                                            1,970,591
-----------------------------------------------------------------------------------------------------
OFFICE FURNISHINGS -- 0.3%
     205,000   B        Tempur-Pedic, Inc./Tempur Production USA, Inc., Senior
                          Subordinated Notes, 10.250% due 8/15/10 ...................         226,525
-----------------------------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT -- 1.0%
     125,000   B        Danka Business Systems PLC, Senior Notes, 11.000% due
                          6/15/10 ...................................................         100,625
                        Xerox Corp., Senior Notes:
     450,000   BB-          9.750% due 1/15/09 ......................................         513,563
     225,000   BB-          7.625% due 6/15/13 ......................................         243,281
-----------------------------------------------------------------------------------------------------
                                                                                              857,469
-----------------------------------------------------------------------------------------------------
OIL & GAS -- 1.6%
     175,000   BB-      AmeriGas Partners LP, Senior Notes, 7.250% due 5/20/15 (b) ..         182,875
     225,000   B        Compton Petroleum Corp., Senior Notes, 9.900% due 5/15/09 ...         241,875
     175,000   B        El Paso Production Holding Co., Senior Notes, 7.750% due
                          6/1/13 ....................................................         187,687
     150,000   BB       Pogo Producing Co., Senior Subordinated Notes, 6.625% due
                          3/15/15 (b) ...............................................         155,625
                        Range Resources Corp.:
     125,000   B            6.375% due 3/15/15 ......................................         125,000
      75,000   B            Senior Subordinated Notes, 7.375% due 7/15/13 ...........          80,250
     125,000   BB-      SEMCO Energy, Inc., Senior Notes, 7.125% due 5/15/08 ........         127,886
     250,000   B        Swift Energy Co., Senior Subordinated Notes, 9.375%
                          due 5/1/12 ................................................         270,625
-----------------------------------------------------------------------------------------------------
                                                                                            1,371,823
-----------------------------------------------------------------------------------------------------
OIL & GAS SERVICES -- 0.1%
      50,000   B        Lone Star Technologies, Inc., Senior Subordinated Notes,
                          Series B, 9.000% due 6/1/11 ...............................          52,813
-----------------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS -- 3.1%
     325,000   B-       Berry Plastics Corp., Senior Subordinated Notes, 10.750%
                          due 7/15/12 ...............................................         356,281
     150,000   CCC+     Graham Packaging Co., Inc., Senior Notes, 8.500% due
                          10/15/12 (b) ..............................................         152,250
     300,000   B-       Graphic Packaging International Corp., Senior Subordinated
                          Notes, 9.500% due 8/15/13 .................................         303,750
     250,000   BB-      Greif, Inc., Senior Subordinated Notes, 8.875% due 8/1/12 ...         270,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS -- 3.1% (CONTINUED)
$    300,000   B     Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12 ......   $     303,000
                     Owens-Brockway Glass Container, Inc.:
     250,000   BB-       Secured Notes, 8.875% due 2/15/09 ..........................         266,875
     100,000   B         Senior Notes, 8.250% due 5/15/13 ...........................         109,125
     150,000   BB-       Senior Secured Notes, 7.750% due 5/15/11 ...................         160,125
     350,000   B     Owens-Illinois, Inc., Senior Notes, 8.100% due 5/15/07 .........         365,750
     225,000   CCC+  Pliant Corp., Senior Subordinated Notes, 13.000% due 6/1/10 ....         183,375
      18,259   NR    Russell-Stanley Holdings, Inc., Senior Subordinated Notes,
                      9.000% due 11/30/08 (b)(e)(f)(g) ..............................           9,376
     175,000   B     Smurfit-Stone Container Enterprises, Inc., Senior Notes, 9.750%
                       due 2/1/11 ...................................................         185,937
-----------------------------------------------------------------------------------------------------
                                                                                            2,665,844
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.5%
     200,000   CCC+  Leiner Health Products, Inc., Senior Subordinated Notes,
                       11.000% due 6/1/12 ...........................................         197,000
     190,000   B+    WH Holdings Ltd./WH Capital Corp., Senior Notes, 9.500% due
                       4/1/11 .......................................................         204,250
-----------------------------------------------------------------------------------------------------
                                                                                              401,250
-----------------------------------------------------------------------------------------------------
PIPELINES -- 3.6%
                     El Paso Corp.:
     175,000   B-        Medium-Term Notes, 6.950% due 12/15/07 .....................         177,844
                         Senior Medium-Term Notes:
     325,000   B-            8.050% due 10/15/30 ....................................         323,375
     275,000   B-            7.800% due 8/1/31 ......................................         268,813
     225,000   B-        Senior Notes, 6.750% due 5/15/09 ...........................         226,125
     300,000   B+    Holly Energy Partners LP, Senior Notes, 6.250% due 3/1/15 (b) ..         294,000
      50,000   B+    MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
                       Senior Notes, 6.875% due 11/1/14 (b) .........................          50,000
     175,000   BB-   Pacific Energy Partners LP/Pacific Energy Finance Corp.,
                       Senior Notes, 7.125% due 6/15/14 .............................         183,094
                     Tennessee Gas Pipeline Co.:
     450,000   B         Bonds, 8.375% due 6/15/32 ..................................         531,761
     150,000   B         Debentures, 7.500% due 4/1/17 ..............................         166,898
     150,000   B+    Transcontinental Gas Pipe Line Corp., Senior Notes, Series
                       B, 8.875% due 7/15/12 ........................................         179,250
                     Williams Cos., Inc.:
     425,000   B+        Notes, 7.875% due 9/1/21 ...................................         485,562
     200,000   B+        Senior Notes, 7.625% due 7/15/19 ...........................         226,000
-----------------------------------------------------------------------------------------------------
                                                                                            3,112,722
-----------------------------------------------------------------------------------------------------
REAL ESTATE -- 0.1%
     114,000   BB-   CB Richard Ellis Services, Inc., Senior Notes, 9.750% due
                       5/15/10 ......................................................         127,110
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.9%
                     Host Marriott LP, Senior Notes:
$    325,000   B+        7.125% due 11/1/13 .........................................   $     340,437
     100,000   B+        6.375% due 3/15/15 (b)
                     Ventas Realty LP/Ventas Capital Corp., Senior Notes: ...........          99,500
     250,000   BB        6.625% due 10/15/14 ........................................         252,500
      75,000   BB        7.125% due 6/1/15 (b) ......................................          78,375
-----------------------------------------------------------------------------------------------------
                                                                                              770,812
-----------------------------------------------------------------------------------------------------
RETAIL -- 4.1%
                     Affinity Group, Inc., Senior Subordinated Notes:
     150,000   B-        9.000% due 2/15/12 .........................................         152,625
     175,000   B-        10.875% due 2/15/12 ........................................         170,188
      50,000   CCC   Buffets, Inc., Senior Subordinated Notes, 11.250% due 7/15/10 ..          50,625
     150,000   B-    Carrols Corp., Senior Subordinated Notes, 9.000% due
                       1/15/13 (b) ..................................................         152,625
     250,000   B     Couche-Tard U.S. LP/Couche-Tard Finance Corp., Senior
                       Subordinated Notes, 7.500% due 12/15/13 ......................         263,750
     128,000   B-    Domino's, Inc., Senior Subordinated Notes, 8.250% due 7/1/11 ...         136,960
     125,000   CCC+  General Nutrition Centers, Inc., Senior Subordinated Notes,
                       8.500% due 12/1/10 ...........................................         100,625
     175,000   B     Hines Nurseries, Inc., Senior Subordinated Notes, 10.250% due
                       10/1/11 ......................................................         181,125
                     J.C. Penney Co., Inc., Notes:
      50,000   BB+       7.600% due 4/1/07 ..........................................          52,750
     476,000   BB+       9.000% due 8/1/12 ..........................................         565,250
     250,000   B     Jean Coutu Group, Inc., Senior Subordinated Notes, 8.500% due
                       8/1/14 .......................................................         248,125
     275,000   B     Landry's Restaurants, Inc., Series B, 7.500% due 12/15/14 ......         267,437
     275,000   B+    R.H. Donnelley, Inc., Senior Subordinated Notes, 10.875% due
                       12/15/12 .....................................................         321,062
                     Rite Aid Corp.:
     100,000   B+        Senior Notes, 9.500% due 2/15/11 ...........................         107,000
     300,000   B+        Senior Secured Second Lien Notes, 8.125% due 5/1/10 ........         310,500
     250,000   CCC+  True Temper Sports, Inc., 8.375% due 9/15/11 ...................         233,125
     175,000   B     United Auto Group, Inc., Senior Subordinated Notes, 9.625% due
                       3/15/12 ......................................................         187,688
-----------------------------------------------------------------------------------------------------
                                                                                            3,501,460
-----------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.2%
     175,000   BB+   Freescale Semiconductor, Inc., Senior Notes, 7.125% due
                       7/15/14 ......................................................         189,000
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 0.4%
     325,000   BB-   Ingram Micro, Inc., Senior Subordinated Notes, 9.875% due
                       8/15/08 ......................................................         343,688
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.6%
     163,000   B-    Alaska Communications Systems Holdings, Inc., Senior Notes,
                       9.875% due 8/15/11 ...........................................         173,595
     900,000   BB+   AT&T Corp., Senior Notes, 9.750% due 11/15/31 ..................       1,175,625
                     Cincinnati Bell, Inc.:
     250,000   B-        Senior Notes, 7.250% due 7/15/13 ...........................         263,750
      75,000   B-        Senior Subordinated Notes, 8.375% due 1/15/14 ..............          77,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.6% (CONTINUED)
                     Citizens Communications Co.:
$     75,000   BB+       Notes, 9.250% due 5/15/11 ..................................   $      84,094
                         Senior Notes:
     150,000   BB+           6.250% due 1/15/13 .....................................         145,875
     200,000   BB+           9.000% due 8/15/31 .....................................         206,000
      50,000   B-    Inmarsat Finance PLC, Senior Notes, 7.625% due 6/30/12 .........          53,000
     125,000   CCC+  Inmarsat Finance II PLC, step bond to yield 10.372% due
                       11/15/12 .....................................................          98,750
                     Intelsat Bermuda Ltd., Senior Notes:
     225,000   B+        7.805% due 1/15/12 (b)(c) ..................................         230,062
     175,000   B+        8.625% due 1/15/15 (b) .....................................         185,500
     400,000   B+    MCI, Inc., Senior Notes, 8.735% due 5/1/14 .....................         449,500
     100,000   B-    New Skies Satellites NV, Senior Subordinated Notes, 9.125% due
                       11/1/12 (b) ..................................................          99,750
     575,000   BB    Nextel Communications, Inc., Senior Notes, 7.375% due 8/1/15 ...         623,875
     163,000   B+    PanAmSat Corp., Senior Notes, 9.000% due 8/15/14 ...............         178,689
     700,000   B+    PanAmSat Holding Corp., Senior Discount Notes, step bond to
                       yield 10.366% due 11/1/14 ....................................         484,750
     850,000   BB-   Qwest Corp., Notes, 8.875% due 3/15/12 (b) .....................         928,625
     575,000   B     Qwest Services Corp., Secured Notes, 13.500% due 12/15/10 ......         667,000
     775,000   BB    Rogers Wireless Communications, Inc., Secured Notes, 6.375%
                       due 3/1/14 ...................................................         792,437
     200,000   CCC-  U.S. Unwired, Inc., Second Priority Secured Notes, Series B,
                       10.000% due 6/15/12 ..........................................         223,500
     225,000   B     Valor Telecommunications Enterprises LLC/Finance Corp., Senior
                       Notes, 7.750% due 2/15/15 (b) ................................         222,188
-----------------------------------------------------------------------------------------------------
                                                                                            7,363,815
-----------------------------------------------------------------------------------------------------
TEXTILES -- 1.3%
     200,000   B-    Collins & Aikman Floor Covering, Inc., Senior Subordinated
                       Notes, Series B, 9.750% due 2/15/10 ..........................         208,000
     225,000   B+    INVISTA, Notes, 9.250% due 5/1/12 (b) ..........................         246,937
                     Simmons Co.:
     275,000   B-        Senior Discount Notes, step bond to yield 10.002% due
                           6/15/14 (b) ..............................................         125,125
     350,000   B-        Senior Subordinated Notes, 7.875% due 1/15/14 ..............         302,750
     225,000   BB-   Warnaco, Inc., Senior Notes, 8.875% due 6/15/13 ................         249,750
-----------------------------------------------------------------------------------------------------
                                                                                            1,132,562
-----------------------------------------------------------------------------------------------------
TOBACCO -- 0.4%
     300,000   B-    Commonwealth Brands, Inc., Secured Notes, 10.625% due 9/1/08 (b)         317,250
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.8%
     150,000   CC    Allied Holdings, Inc., Senior Notes, 8.625% due 10/1/07 ........          72,000
     100,000   NR    Holt Group, Inc., Senior Notes, 9.750% due 1/15/06 (d)(e)(f) ...               0
     150,000   BB-   Petroleum Helicopters, Inc., Senior Notes, Series B, 9.375%
                       due 5/1/09 ...................................................         158,625
                     Stena AB, Senior Notes:
     250,000   BB-       9.625% due 12/1/12 .........................................         273,750
     150,000   BB-       7.500% due 11/1/13 .........................................         148,500
-----------------------------------------------------------------------------------------------------
                                                                                              652,875
-----------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS & NOTES (Cost -- $80,262,082)                   82,211,142
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING++                        SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
CONVERTIBLE NOTES -- 0.1%
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.1%
$    125,000   NR    Magna Entertainment Corp., Subordinated Notes, 7.250% due
                       12/15/09 (Cost -- $124,114) ..................................   $     119,844
=====================================================================================================

  SHARES
-----------------------------------------------------------------------------------------------------
ESCROWED SHARES -- 0.0%
     175,000         Pillowtex Corp., 9.000% due 12/15/49 (e)(f)* (Cost -- $0) ......               0
=====================================================================================================
COMMON STOCK -- 0.2%
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 0.1%
FOOD & STAPLES RETAILING -- 0.1%
       5,715         B&G Food, Inc. .................................................          83,667
=====================================================================================================
MATERIALS -- 0.0%
CHEMICALS -- 0.0%
          45         General Chemical Industrial Products, Inc. (e)(f) ..............           8,686
-----------------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS -- 0.0%
       2,000         Russell-Stanley Holdings, Inc. (b)(e)(f)* ......................           5,120
-----------------------------------------------------------------------------------------------------
                     TOTAL MATERIALS ................................................          13,806
=====================================================================================================
TELECOMMUNICATION SERVICES -- 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%
         710         NTL, Inc.* .....................................................          48,578
       1,237         Viatel Holding Bermuda Ltd.* ...................................             353
-----------------------------------------------------------------------------------------------------
                     TOTAL TELECOMMUNICATION SERVICES ...............................          48,931
-----------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCK (Cost -- $588,225) ..........................         146,404
=====================================================================================================
PREFERRED STOCK -- 0.3%
-----------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.3%
MEDIA -- 0.2%
       1,500         PRIMEDIA, Inc., Series H, 8.625% ...............................         148,125
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.1%
         200         GNC Corp., Series A, 12.000% (g)* ..............................         134,500
-----------------------------------------------------------------------------------------------------
                     TOTAL PREFERRED STOCK (Cost -- $348,012) .......................         282,625
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

   SHARES                                    SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
WARRANTS* -- 0.1%
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 0.0%
                     General Chemical Industrial Products, Inc.:
          26             Series A, expires 4/30/11 (e)(f) ...........................   $           0
          19             Series B, expires 4/30/11 (e)(f) ...........................               0
-----------------------------------------------------------------------------------------------------
                                                                                                    0
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.0%
         100         MDP Acquisitions PLC, expires 10/1/13 (b)(e) ...................           3,500
-----------------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS -- 0.0%
         100         Pliant Corp., expires 6/1/10 (b)(e)(f) .........................               1
-----------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.0%
         901         AMF Bowling Worldwide, Inc., Class B, expires 3/9/09 (e) .......               0
-----------------------------------------------------------------------------------------------------
MEDIA -- 0.0%
          75         Advanstar Holdings Corp., expires 10/15/11 (b) .................               2
         125         XM Satellite Radio Holdings, Inc., Class A Shares,
                       expires 3/15/10 ..............................................           7,625
-----------------------------------------------------------------------------------------------------
                                                                                                7,627
-----------------------------------------------------------------------------------------------------
METALS & MINING -- 0.1%
      30,652         ACP Holding Co., expires 9/30/13 (b) ...........................          57,472
-----------------------------------------------------------------------------------------------------
                     TOTAL WARRANTS (Cost -- $105,554) ..............................          68,600
=====================================================================================================
                     TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
                     (Cost -- $81,427,987) ..........................................      82,828,615
=====================================================================================================
   FACE
  AMOUNT
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.9%
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.9%
$  1,636,000         State Street Bank & Trust Co., dated 6/30/05,
                       2.550% due 7/1/05; Proceeds due at maturity -- $1,636,116;
                       (Fully collateralized by U.S. Treasury Bond, 8.000% due
                       11/15/21; Market value -- $1,670,780)
                       (Cost -- $1,636,000) .........................................       1,636,000
=====================================================================================================
                     TOTAL INVESTMENTS -- 98.7% (Cost -- $83,063,987#) ..............      84,464,615
                     Other Assets in Excess of Liabilities -- 1.3% ..................       1,088,355
-----------------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0% .....................................   $  85,552,970
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                         FEDERATED HIGH YIELD PORTFOLIO

*       Non-income producing security.
++ All ratings are by Standard & Poor's Ratings Service, unless otherwise footnoted.
(a)     Rating by Moody's Investors Service.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(c) Variable rate securities. Coupon rates disclosed are those which are in effect at June 30, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(d)     Security is currently in default.
(e) Security is fair valued in good faith by or under the direction of the Board of Trustees.
(f)     Illiquid security.
(g) Payment-in-kind security for which part of the income/dividend earned may be paid by the issuance of additional security.
# Aggregate cost for Federal income tax purposes is substantially the same.

See page 48 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                            FEDERATED STOCK PORTFOLIO

   SHARES                                    SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.0%
=====================================================================================================
CONSUMER DISCRETIONARY -- 10.5%
AUTO COMPONENTS -- 0.8%
       4,400         Johnson Controls, Inc.* .........................................   $    247,852
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.7%
      18,300         McDonald's Corp. ...............................................         507,825
-----------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 1.0%
      16,200         Mattel, Inc.* ..................................................         296,460
-----------------------------------------------------------------------------------------------------
MEDIA -- 5.0%
      12,300         Clear Channel Communications, Inc. .............................         380,439
      27,400         Interpublic Group of Cos., Inc.* ...............................         333,732
      23,700         News Corp., Class A Shares .....................................         383,466
      23,800         Time Warner, Inc.* .............................................         397,698
-----------------------------------------------------------------------------------------------------
                                                                                            1,495,335
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.0%
      15,500         Gap, Inc. ......................................................         306,125
       8,000         Home Depot, Inc. ...............................................         311,200
-----------------------------------------------------------------------------------------------------
                                                                                              617,325
-----------------------------------------------------------------------------------------------------
                     TOTAL CONSUMER DISCRETIONARY ...................................       3,164,797
=====================================================================================================
CONSUMER STAPLES -- 6.2%
FOOD & STAPLES RETAILING -- 2.4%
      14,600         Albertson's, Inc. ..............................................         301,928
      18,400         Rite Aid Corp.* ................................................          76,912
      10,900         SUPERVALU, Inc. ................................................         355,449
-----------------------------------------------------------------------------------------------------
                                                                                              734,289
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.0%
      17,100         Tyson Foods, Inc., Class A Shares ..............................         304,380
-----------------------------------------------------------------------------------------------------
TOBACCO -- 2.8%
      12,900         Altria Group, Inc. .............................................         834,114
-----------------------------------------------------------------------------------------------------
                     TOTAL CONSUMER STAPLES .........................................       1,872,783
=====================================================================================================
ENERGY -- 11.3%
ENERGY EQUIPMENT & SERVICES -- 1.2%
       7,700         Halliburton Co. ................................................         368,214
-----------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 10.1%
       9,500         BP PLC, Sponsored ADR ..........................................         592,610
      16,302         Chevron Corp. ..................................................         911,608
       5,400         ConocoPhillips .................................................         310,446
      14,800         Exxon Mobil Corp. ..............................................         850,556
       7,100         Marathon Oil Corp. .............................................         378,927
-----------------------------------------------------------------------------------------------------
                                                                                            3,044,147
-----------------------------------------------------------------------------------------------------
                     TOTAL ENERGY ...................................................       3,412,361
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                            FEDERATED STOCK PORTFOLIO

   SHARES                                    SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
FINANCIALS -- 30.5%
COMMERCIAL BANKS -- 6.0%
      17,200         Bank of America Corp. ..........................................   $     784,492
       7,600         U.S. Bancorp ...................................................         221,920
       6,300         Wachovia Corp. .................................................         312,480
       8,200         Wells Fargo & Co. ..............................................         504,956
-----------------------------------------------------------------------------------------------------
                                                                                            1,823,848
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 14.1%
       6,400         Capital One Financial Corp. ....................................         512,064
       7,900         Fannie Mae .....................................................         461,360
       8,800         Freddie Mac ....................................................         574,024
       3,500         Goldman Sachs Group, Inc. ......................................         357,070
      12,700         JPMorgan Chase & Co. ...........................................         448,564
      27,200         MBNA Corp. .....................................................         711,552
       9,600         Merrill Lynch & Co., Inc. ......................................         528,096
      12,400         Morgan Stanley .................................................         650,628
-----------------------------------------------------------------------------------------------------
                                                                                            4,243,358
-----------------------------------------------------------------------------------------------------
INSURANCE -- 10.4%
      12,300         ACE Ltd. .......................................................         551,655
      16,900         Allstate Corp. .................................................       1,009,775
       7,500         American International Group, Inc. .............................         435,750
      13,600         Aon Corp. ......................................................         340,544
       6,400         Hartford Financial Services Group, Inc. ........................         478,592
       8,800         Nationwide Financial Services, Inc., Class A Shares ............         333,872
-----------------------------------------------------------------------------------------------------
                                                                                            3,150,188
-----------------------------------------------------------------------------------------------------
                     TOTAL FINANCIALS ...............................................       9,217,394
=====================================================================================================
HEALTH CARE -- 8.7%
HEALTH CARE PROVIDERS & SERVICES -- 5.4%
       5,300         AmerisourceBergen Corp. ........................................         366,495
       6,600         HCA, Inc. ......................................................         374,022
      12,000         McKesson Corp. .................................................         537,480
      29,400         Tenet Healthcare Corp.* ........................................         359,856
-----------------------------------------------------------------------------------------------------
                                                                                            1,637,853
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.3%
       7,100         Johnson & Johnson ..............................................         461,500
      19,300         Pfizer, Inc. ...................................................         532,294
-----------------------------------------------------------------------------------------------------
                                                                                              993,794
-----------------------------------------------------------------------------------------------------
                     TOTAL HEALTH CARE ..............................................       2,631,647
=====================================================================================================
INDUSTRIALS -- 8.5%
AEROSPACE & DEFENSE -- 1.3%
       6,934         Northrop Grumman Corp. .........................................         383,104
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 1.0%
       9,100         Masco Corp. ....................................................         289,016
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                            FEDERATED STOCK PORTFOLIO

   SHARES                                    SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 3.0%
      13,770         Cendant Corp. ..................................................   $     308,035
       3,000         H&R Block, Inc. ................................................         175,050
       9,700         Pitney Bowes, Inc. .............................................         422,435
-----------------------------------------------------------------------------------------------------
                                                                                              905,520
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.4%
      25,391         Tyco International Ltd. ........................................         741,417
-----------------------------------------------------------------------------------------------------
MACHINERY -- 0.8%
       4,200         Eaton Corp. ....................................................         251,580
-----------------------------------------------------------------------------------------------------
                     TOTAL INDUSTRIALS ..............................................       2,570,637
=====================================================================================================
INFORMATION TECHNOLOGY -- 8.6%
COMMUNICATIONS EQUIPMENT -- 1.2%
      20,600         Motorola, Inc. .................................................         376,156
-----------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.8%
      16,500         Hewlett-Packard Co. ............................................         387,915
       1,900         International Business Machines Corp. ..........................         140,980
-----------------------------------------------------------------------------------------------------
                                                                                              528,895
-----------------------------------------------------------------------------------------------------
IT SERVICES -- 1.0%
       6,900         Computer Sciences Corp.* .......................................         301,530
-----------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.9%
      28,100         Applied Materials, Inc. ........................................         454,658
      15,800         Intel Corp. ....................................................         411,748
-----------------------------------------------------------------------------------------------------
                                                                                              866,406
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 1.7%
      14,500         BMC Software, Inc.* ............................................         260,275
      10,700         Microsoft Corp. ................................................         265,788
-----------------------------------------------------------------------------------------------------
                                                                                              526,063
-----------------------------------------------------------------------------------------------------
                     TOTAL INFORMATION TECHNOLOGY                                           2,599,050
=====================================================================================================
MATERIALS -- 2.6%
CHEMICALS -- 0.9%
       4,600         PPG Industries, Inc. ...........................................         288,696
-----------------------------------------------------------------------------------------------------
METALS & MINING -- 0.8%
       9,600         Alcoa, Inc. ....................................................         250,848
-----------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.9%
       8,400         Georgia-Pacific Corp. ..........................................         267,120
-----------------------------------------------------------------------------------------------------
                     TOTAL MATERIALS ................................................         806,664
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                            FEDERATED STOCK PORTFOLIO

   SHARES                                    SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 6.6%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.7%
       5,400         ALLTEL Corp. ...................................................   $     336,312
      23,000         SBC Communications, Inc. .......................................         546,250
      12,500         Sprint Corp. ...................................................         313,625
      14,750         Verizon Communications, Inc. ...................................         509,612
-----------------------------------------------------------------------------------------------------
                                                                                            1,705,799
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
      11,500         Vodafone Group PLC, Sponsored ADR ..............................         279,680
-----------------------------------------------------------------------------------------------------
                     TOTAL TELECOMMUNICATION SERVICES ...............................       1,985,479
=====================================================================================================
UTILITIES -- 5.5%
ELECTRIC UTILITIES -- 3.9%
       8,300         American Electric Power Co., Inc. ..............................         306,021
      12,100         Edison International ...........................................         490,655
       5,200         FirstEnergy Corp. ..............................................         250,172
       2,700         Pinnacle West Capital Corp. ....................................         120,015
-----------------------------------------------------------------------------------------------------
                                                                                            1,166,863
=====================================================================================================
MULTI-UTILITIES -- 1.6%
      19,800         NiSource, Inc. .................................................         489,654
-----------------------------------------------------------------------------------------------------
                     TOTAL UTILITIES ................................................       1,656,517
=====================================================================================================
                     TOTAL COMMON STOCK (Cost -- $26,594,770) .......................      29,917,329
=====================================================================================================
ESCROWED SHARES -- 0.0%
      10,300         ESC Seagate Technology (a)(b)* (Cost -- $0) ....................               0
=====================================================================================================
                     TOTAL INVESTMENTS -- 99.0% (Cost -- $26,594,770#) ..............      29,917,329
                     Other Assets in Excess of Liabilities -- 1.0% ..................         299,885
-----------------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0% .....................................    $ 30,217,214
=====================================================================================================

*       Non-income producing security.
(a) Security is fair valued in good faith by or under the direction of the Board of Trustees.
(b)     Illiquid security.
# Aggregate cost for Federal income tax purposes is substantially the same.

        Abbreviation used in this schedule:
        ___________________________________

        ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                      DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                    SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
-----------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 18.9%
AUTO COMPONENTS -- 0.9%
      11,307         Autoliv, Inc. ..................................................   $     495,246
      21,789         BorgWarner, Inc. (a) ...........................................       1,169,416
-----------------------------------------------------------------------------------------------------
                                                                                            1,664,662
-----------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 0.4%
      16,485         Laureate Education, Inc.* ......................................         788,972
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 2.4%
      20,432         Applebees International, Inc. ..................................         541,244
      29,165         Brinker International, Inc.* ...................................       1,168,058
      31,423         Darden Restaurants, Inc. .......................................       1,036,331
       6,190         Harrah's Entertainment, Inc. ...................................         446,113
      24,931         International Speedway Corp., Class A Shares ...................       1,402,618
-----------------------------------------------------------------------------------------------------
                                                                                            4,594,364
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 5.0%
      39,791         D.R. Horton, Inc. ..............................................       1,496,539
       6,006         Harman International Industries, Inc. ..........................         488,648
      30,859         HNI Corp. ......................................................       1,578,438
      21,959         Leggett & Platt, Inc. ..........................................         583,670
      25,844         Lennar Corp., Class A Shares ...................................       1,639,802
      11,036         Ryland Group, Inc. .............................................         837,301
      14,846         Stanley Works ..................................................         676,087
      10,972         Toll Brothers, Inc.* ...........................................       1,114,207
      60,598         Tupperware Corp. ...............................................       1,416,175
-----------------------------------------------------------------------------------------------------
                                                                                            9,830,867
-----------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
       4,452         Brunswick Corp. ................................................         192,861
      44,763         Marvel Enterprises, Inc.* ......................................         882,726
-----------------------------------------------------------------------------------------------------
                                                                                            1,075,587
-----------------------------------------------------------------------------------------------------
MEDIA -- 1.6%
      18,942         Belo Corp., Class A Shares .....................................         454,040
      31,835         Macrovision Corp.* .............................................         717,561
      19,638         Media General, Inc. ............................................       1,271,757
      20,255         Scholastic Corp.* ..............................................         780,830
-----------------------------------------------------------------------------------------------------
                                                                                            3,224,188
-----------------------------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.7%
      13,629         Neiman-Marcus Group, Inc., Class A Shares ......................       1,320,923
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 6.7%
      31,136         Abercrombie & Fitch Co., Class A Shares ........................       2,139,043
      41,299         Aeropostale, Inc.* .............................................       1,387,646
      31,451         American Eagle Outfitters, Inc. ................................         963,973
      32,998         AutoNation, Inc.* ..............................................         677,119
      29,068         Barnes & Noble, Inc.* ..........................................       1,127,838

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                      DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                    SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 6.7% (CONTINUED)
      35,596         Borders Group, Inc. (a) ........................................   $     900,935
      17,684         Chico's FAS, Inc.* .............................................         606,208
      21,789         Copart, Inc.* ..................................................         518,578
      47,012         Foot Locker, Inc. ..............................................       1,279,667
      45,673         Michaels Stores, Inc. ..........................................       1,889,492
      29,256         Pacific Sunwear of California, Inc.* ...........................         672,596
      15,721         Rent-A-Center, Inc.* ...........................................         366,142
      32,339         United Rentals, Inc.* ..........................................         653,571
-----------------------------------------------------------------------------------------------------
                                                                                           13,182,808
-----------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
      31,392         Timberland Co., Class A Shares* ................................       1,215,498
-----------------------------------------------------------------------------------------------------
                     TOTAL CONSUMER DISCRETIONARY ...................................      36,897,869
=====================================================================================================
CONSUMER STAPLES -- 4.8%
BEVERAGES -- 1.3%
      63,434         Constellation Brands, Inc., Class A Shares* ....................       1,871,303
      26,192         PepsiAmericas, Inc. ............................................         672,087
-----------------------------------------------------------------------------------------------------
                                                                                            2,543,390
-----------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.0%
      36,144         BJ's Wholesale Club, Inc.* .....................................       1,174,318
      12,408         SUPERVALU, Inc. ................................................         404,625
       2,709         Whole Foods Market, Inc. .......................................         320,475
-----------------------------------------------------------------------------------------------------
                                                                                            1,899,418
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.0%
      54,887         Dean Foods Co.* ................................................       1,934,218
      17,683         Pilgrim's Pride Corp. ..........................................         603,521
      18,773         Smithfield Foods, Inc.* ........................................         511,940
      10,977         TreeHouse Foods, Inc.* .........................................         312,965
      31,349         Tyson Foods, Inc., Class A Shares ..............................         558,012
-----------------------------------------------------------------------------------------------------
                                                                                            3,920,656
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.5%
      26,873         Church & Dwight Co., Inc. ......................................         972,803
-----------------------------------------------------------------------------------------------------
                     TOTAL CONSUMER STAPLES .........................................       9,336,267
=====================================================================================================
ENERGY -- 7.3%
ENERGY EQUIPMENT & SERVICES -- 4.2%
      65,532         Grant Prideco, Inc.* ...........................................       1,733,321
      31,691         Helmerich & Payne, Inc. ........................................       1,486,942
      17,048         National-Oilwell Varco, Inc.* ..................................         810,462
      68,081         Patterson-UTI Energy, Inc. .....................................       1,894,694
      47,368         Pride International, Inc.* .....................................       1,217,358
      27,713         Tidewater, Inc. ................................................       1,056,419
-----------------------------------------------------------------------------------------------------
                                                                                            8,199,196
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                      DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                    SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 3.1%
      37,501         Forest Oil Corp.* ..............................................   $   1,575,042
      48,444         Newfield Exploration Co.* ......................................       1,932,431
      19,824         Noble Energy, Inc. .............................................       1,499,686
      25,753         Pioneer Natural Resources Co. ..................................       1,083,686
-----------------------------------------------------------------------------------------------------
                                                                                            6,090,845
-----------------------------------------------------------------------------------------------------
                     TOTAL ENERGY ...................................................      14,290,041
=====================================================================================================
FINANCIALS -- 17.3%
COMMERCIAL BANKS -- 4.5%
      26,345         Associated Banc-Corp. ..........................................         886,773
      18,525         Comerica, Inc. .................................................       1,070,745
      18,147         Commerce Bancorp, Inc. .........................................         550,035
      26,729         Independence Community Bank Corp. ..............................         987,102
      22,484         Investors Financial Services Corp. .............................         850,345
      13,205         Mercantile Bankshares Corp. ....................................         680,454
      25,995         North Fork Bancorp., Inc. ......................................         730,199
      27,261         SVB Financial Group* ...........................................       1,305,802
      21,716         Westcorp .......................................................       1,138,353
       8,142         Zions Bancorp ..................................................         598,681
-----------------------------------------------------------------------------------------------------
                                                                                            8,798,489
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.3%
      20,031         American Capital Strategies Ltd. ...............................         723,319
      59,803         AmeriCredit Corp.* .............................................       1,524,976
      10,906         Bear Stearns Cos., Inc. ........................................       1,133,570
      38,511         IndyMac Bancorp, Inc. ..........................................       1,568,553
      27,695         Jefferies Group, Inc. ..........................................       1,049,364
      23,115         Legg Mason, Inc. ...............................................       2,406,503
-----------------------------------------------------------------------------------------------------
                                                                                            8,406,285
-----------------------------------------------------------------------------------------------------
INSURANCE -- 5.6%
      19,513         AmerUs Group Co. ...............................................         937,600
      19,723         Everest Re Group Ltd. ..........................................       1,834,239
      30,750         Fidelity National Financial, Inc. ..............................       1,097,467
      30,156         First American Corp. ...........................................       1,210,462
      40,110         HCC Insurance Holdings, Inc. ...................................       1,518,966
      32,607         Ohio Casualty Corp. ............................................         788,437
      23,602         Protective Life Corp. ..........................................         996,476
      26,582         Radian Group Inc. ..............................................       1,255,202
      35,228         WR Berkley Corp. (a) ...........................................       1,256,935
-----------------------------------------------------------------------------------------------------
                                                                                           10,895,784
-----------------------------------------------------------------------------------------------------
REAL ESTATE -- 2.9%
      25,920         CBL & Associates Properties, Inc. ..............................       1,116,374
      18,369         Developers Diversified Realty Corp. ............................         844,239
      23,849         General Growth Properties, Inc. ................................         979,956

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                      DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                    SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
REAL ESTATE -- 2.9% (CONTINUED)
      42,370         Highwoods Properties, Inc. .....................................   $   1,260,931
      54,715         New Plan Excel Realty Trust, Inc. ..............................       1,486,607
-----------------------------------------------------------------------------------------------------
                                                                                            5,688,107
-----------------------------------------------------------------------------------------------------
                     TOTAL FINANCIALS ...............................................      33,788,665
=====================================================================================================
HEALTH CARE -- 12.3%
BIOTECHNOLOGY -- 1.7%
      33,435         Cephalon, Inc.* ................................................       1,331,047
      23,010         Invitrogen Corp.* ..............................................       1,916,503
-----------------------------------------------------------------------------------------------------
                                                                                            3,247,550
-----------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.4%
      15,047         Bausch & Lomb, Inc. ............................................       1,248,901
      10,752         Beckman Coulter, Inc. ..........................................         683,505
      10,825         Cooper Cos., Inc. ..............................................         658,809
      55,200         STERIS Corp. ...................................................       1,422,504
      16,917         Varian Medical Systems, Inc.* ..................................         631,512
-----------------------------------------------------------------------------------------------------
                                                                                            4,645,231
-----------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 5.9%
      20,758         Apria Healthcare Group, Inc.* ..................................         719,057
      25,607         Community Health Systems, Inc.* ................................         967,689
      34,605         Coventry Health Care, Inc.* ....................................       2,448,304
      22,757         Health Net, Inc.* ..............................................         868,407
      31,189         LifePoint Hospitals, Inc.* .....................................       1,575,668
      37,328         Lincare Holdings, Inc.* ........................................       1,524,475
      34,592         Omnicare, Inc. .................................................       1,467,739
      19,169         PacifiCare Health Systems, Inc.* ...............................       1,369,625
      12,950         Triad Hospitals, Inc.* .........................................         707,588
-----------------------------------------------------------------------------------------------------
                                                                                           11,648,552
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.3%
      39,472         Barr Pharmaceuticals, Inc.* ....................................       1,923,865
      41,629         IVAX Corp.* ....................................................         895,024
      84,753         King Pharmaceuticals, Inc.* ....................................         883,126
      65,576         Perrigo Co. ....................................................         914,129
-----------------------------------------------------------------------------------------------------
                                                                                            4,616,144
-----------------------------------------------------------------------------------------------------
                     TOTAL HEALTH CARE ..............................................      24,157,477
=====================================================================================================
INDUSTRIALS -- 13.8%
AEROSPACE & DEFENSE -- 1.2%
       6,183         Alliant Techsystems, Inc.* .....................................         436,520
       4,102         L-3 Communications Holdings, Inc. ..............................         314,131
      21,345         Precision Castparts Corp. ......................................       1,662,775
-----------------------------------------------------------------------------------------------------
                                                                                            2,413,426
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                      DISCIPLINED MID CAP STOCK PORTFOLIO

   SHARES                                    SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 1.1%
      25,944         CNF, Inc. ......................................................   $   1,164,885
      29,493         Ryder System, Inc. .............................................       1,079,444
-----------------------------------------------------------------------------------------------------
                                                                                            2,244,329
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.8%
      12,850         Crane Co. ......................................................         337,955
      31,061         York International Corp. .......................................       1,180,318
-----------------------------------------------------------------------------------------------------
                                                                                            1,518,273
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 5.1%
      61,766         Adesa, Inc. ....................................................       1,344,646
      36,458         Alliance Data System Corp.* ....................................       1,478,736
      38,176         Career Education Corp.* ........................................       1,397,623
      44,341         CheckFree Corp.* ...............................................       1,510,254
      27,552         Education Management Corp.* ....................................         929,329
      33,857         Korn/Ferry International* ......................................         600,962
       6,640         Manpower, Inc. .................................................         264,139
      40,474         Valassis Communications, Inc.* .................................       1,499,562
      26,444         West Corp.* ....................................................       1,015,450
-----------------------------------------------------------------------------------------------------
                                                                                           10,040,701
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.9%
      24,474         Ametek, Inc. ...................................................       1,024,237
      24,297         Thomas & Betts Corp.* ..........................................         686,147
-----------------------------------------------------------------------------------------------------
                                                                                            1,710,384
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.8%
      26,861         Teleflex, Inc. .................................................       1,594,738
-----------------------------------------------------------------------------------------------------
MACHINERY -- 2.2%
      23,366         Flowserve Corp.* ...............................................         707,055
      16,258         Harsco Corp. ...................................................         886,874
      24,424         Kennametal, Inc. ...............................................       1,119,841
      12,300         Oshkosh Truck Corp. ............................................         962,844
       9,965         PACCAR, Inc. ...................................................         677,620
-----------------------------------------------------------------------------------------------------
                                                                                            4,354,234
-----------------------------------------------------------------------------------------------------
MARINE -- 0.5%
      15,052         Overseas Shipholding Group, Inc. ...............................         897,852
-----------------------------------------------------------------------------------------------------
ROAD & RAIL -- 1.2%
      19,161         GATX Corp. .....................................................         661,055
      42,966         JB Hunt Transport Services, Inc. ...............................         829,244
      34,477         Swift Transportation Coo., Inc.* ...............................         802,969
-----------------------------------------------------------------------------------------------------
                                                                                            2,293,268
-----------------------------------------------------------------------------------------------------
                     TOTAL INDUSTRIALS ..............................................      27,067,205
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                       DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                   SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 11.7%
COMMUNICATIONS EQUIPMENT -- 1.8%
      51,434         Andrew Corp.* ..................................................   $     656,298
      55,300         Harris Corp. ...................................................       1,725,913
     107,844         Powerwave Technologies, Inc.* ..................................       1,102,165
-----------------------------------------------------------------------------------------------------
                                                                                            3,484,376
-----------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.1%
      38,599         Storage Technology Corp.* ......................................       1,400,758
      52,160         Western Digital Corp.* .........................................         699,987
-----------------------------------------------------------------------------------------------------
                                                                                            2,100,745
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.2%
      43,014         Amphenol Corp., Class A Shares .................................       1,727,873
      10,915         CDW Corp. ......................................................         623,137
       9,104         Diebold, Inc. ..................................................         410,682
      37,869         Jabil Circuit, Inc.* ...........................................       1,163,714
      18,975         Tektronix, Inc. ................................................         441,548
-----------------------------------------------------------------------------------------------------
                                                                                            4,366,954
-----------------------------------------------------------------------------------------------------
IT SERVICES -- 1.4%
      21,619         Cognizant Technology Solutions Corp., Class A Shares* ..........       1,018,903
      10,081         Computer Sciences Corp.* .......................................         440,540
      14,052         DST Systems, Inc.* .............................................         657,634
      63,276         MPS Group, Inc.* ...............................................         596,060
-----------------------------------------------------------------------------------------------------
                                                                                            2,713,137
-----------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.3%
      38,347         Xerox Corp.* ...................................................         528,805
-----------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%
      49,987         Fairchild Semiconductor International, Inc.* ...................         737,308
      33,477         International Rectifier Corp.* .................................       1,597,522
      57,874         Lam Research Corp.* ............................................       1,674,874
      63,135         MEMC Electronic Materials, Inc.* ...............................         995,639
-----------------------------------------------------------------------------------------------------
                                                                                            5,005,343
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 2.4%
      83,948         Activision, Inc.* ..............................................       1,386,821
      40,811         Fair Isaac Corp. ...............................................       1,489,601
      23,444         Jack Henry & Associates, Inc. ..................................         429,260
      34,796         Sybase, Inc.* ..................................................         638,507
      32,988         Transaction Systems Architects, Inc., Class A Shares* ..........         812,494
-----------------------------------------------------------------------------------------------------
                                                                                            4,756,683
-----------------------------------------------------------------------------------------------------
                     TOTAL INFORMATION TECHNOLOGY ...................................      22,956,043
=====================================================================================================
MATERIALS -- 5.1%
CHEMICALS -- 3.3%
      32,775         Albemarle Corp. ................................................       1,195,304
      17,204         Cytec Industries, Inc. .........................................         684,719

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                       DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                   SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 3.3% (CONTINUED)
      23,315         FMC Corp.* .....................................................   $   1,308,904
      26,263         Lubrizol Corp. .................................................       1,103,309
      16,619         PPG Industries, Inc. ...........................................       1,043,008
      16,779         Scotts Miracle-Gro Co., Class A Shares* ........................       1,194,833
-----------------------------------------------------------------------------------------------------
                                                                                            6,530,077
-----------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.1%
       7,105         Sonoco Products Co. ............................................         188,283
-----------------------------------------------------------------------------------------------------
METALS & MINING -- 1.4%
       9,075         Nucor Corp. ....................................................         414,002
      32,137         Peabody Energy Corp. ...........................................       1,672,409
       6,624         Southern Peru Copper Corp. .....................................         283,772
      23,970         Worthington Industries, Inc. ...................................         378,726
-----------------------------------------------------------------------------------------------------
                                                                                            2,748,909
-----------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.3%
      16,767         Georgia-Pacific Corp. ..........................................         533,191
-----------------------------------------------------------------------------------------------------
                     TOTAL MATERIALS ................................................      10,000,460
=====================================================================================================
TELECOMMUNICATION SERVICES -- 0.3%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
     136,366         Cincinnati Bell, Inc.* .........................................         586,374
-----------------------------------------------------------------------------------------------------
UTILITIES -- 7.2%
ELECTRIC UTILITIES -- 4.4%
      59,354         Energy East Corp. ..............................................       1,720,079
      46,244         NSTAR ..........................................................       1,425,703
      75,298         Pepco Holdings, Inc. ...........................................       1,802,634
      44,115         PNM Resources, Inc. ............................................       1,270,953
      16,707         Puget Energy, Inc. .............................................         390,610
      51,211         Wisconsin Energy Corp. .........................................       1,997,229
-----------------------------------------------------------------------------------------------------
                                                                                            8,607,208
-----------------------------------------------------------------------------------------------------
GAS UTILITIES -- 2.1%
      12,898         AGL Resources, Inc. ............................................         498,508
      56,136         MDU Resources Group, Inc. ......................................       1,581,351
      50,880         ONEOK, Inc. ....................................................       1,661,232
       8,161         WGL Holdings, Inc. .............................................         274,536
-----------------------------------------------------------------------------------------------------
                                                                                            4,015,627
-----------------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.7%
      21,977         Questar Corp. ..................................................       1,448,284
-----------------------------------------------------------------------------------------------------
                     TOTAL UTILITIES ................................................      14,071,119
=====================================================================================================
                     TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
                     (Cost -- $163,446,246) .........................................     193,151,520
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2005

                       DISCIPLINED MID CAP STOCK PORTFOLIO

   FACE
  AMOUNT                                     SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.4%
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
 $ 2,567,000         State Street Bank & Trust Co., 2.550% due 7/1/05,
                       dated 6/30/05, 2.550% due 7/1/05; Proceeds due at
                       maturity -- $2,567,182; (Fully collateralized by
                       U.S. Treasury Bond, 7.250% due 8/15/22;
                       Market value -- $2,621,922) (Cost -- $2,567,000) .............   $   2,567,000
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION -- 0.1%
     200,000         U.S. Treasury Bills due 9/15/05 (a)(b) (Cost -- $198,763) ......         198,738
-----------------------------------------------------------------------------------------------------
                     TOTAL SHORT-TERM INVESTMENTS (COST -- $2,765,763) ..............       2,765,738
=====================================================================================================
                     TOTAL INVESTMENTS -- 100.1% (COST -- $166,212,009#) ............     195,917,258
                     Liabilities in Excess of Other Assets -- (0.1)% ................        (207,611)
-----------------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0% .....................................   $ 195,709,647
=====================================================================================================

*    Non-income producing security.
(a)  All or a portion of this security is segregated for open futures contracts.
(b) All or a portion of this security is held at the broker as collateral for open futures contracts.
#    Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

STANDARD & POOR'S RATINGS SERVICE ("STANDARD & POOR'S") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.
AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC  -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
 and CC        balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D           -- Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE ("MOODY'S") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa         -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa          -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A           -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa         -- Bonds rated "Baa" are considered to be medium grade obligations,
               i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba          -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B           -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa         -- Bonds rated "Caa" are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca          -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
NR          -- Indicates that the bond is not rated by Standard & Poor's or
               Moody's.

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                   JUNE 30, 2005

                                            TRAVELERS       MONDRIAN                                         DISCIPLINED
                                             QUALITY      INTERNATIONAL     FEDERATED         FEDERATED        MID CAP
                                              BOND           STOCK         HIGH YIELD          STOCK            STOCK
                                            PORTFOLIO      PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments, at cost ................  $162,071,406     $178,753,887     $ 81,427,987     $ 26,594,770    $163,446,246
    Short-term investments, at cost .....    22,839,000       30,697,415        1,636,000               --       2,765,763
    Foreign currency, at cost ...........            --          249,306               --               --              --
--------------------------------------------------------------------------------------------------------------------------
    Investments, at value ...............  $163,558,872     $183,271,908     $ 82,828,615     $ 29,917,329    $193,151,520
    Short-term investments, at value ....    22,839,000       30,697,415        1,636,000               --       2,765,738
    Foreign currency, at value ..........            --          247,295               --               --              --
    Cash ................................            --               --               --           23,697              --
    Receivable for open foreign currency
     contracts (Notes 1 and 3) ..........            --          608,489               --               --              --
    Receivable for securities sold ......            --               --          102,212          287,418       2,997,499
    Dividends and interest receivable ...     1,627,861          671,900        1,665,303           46,731         121,635
    Receivable for Fund shares sold .....        37,607           23,966           10,217              801           1,967
    Prepaid expenses ....................           701            3,235               --               --             560
--------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS ........................   188,064,041      215,524,208       86,242,347       30,275,976     199,038,919
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for loaned securities
     collateral (Notes 1 and 3) .........            --       29,000,415               --               --              --
    Payable for securities purchased ....            --               --          542,061               --       3,065,381
    Payable for Fund shares repurchased .       179,130          348,014           43,910           15,300          85,542
    Investment advisory fee payable .....        50,275          108,835           45,418           15,634         111,958
    Due to custodian ....................        10,250           10,122            9,737               --          10,296
    Administration fee payable ..........         8,972            9,999            4,193            1,501           9,596
    Payable to broker-- variation margin
     for open futures contracts .........            --               --               --               --           4,649
    Accrued expenses ....................        52,662           72,687           44,058           26,327          41,850
--------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES ...................       301,289       29,550,072          689,377           58,762       3,329,272
--------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS ......................    $187,762,752     $185,974,136     $ 85,552,970     $ 30,217,214    $195,709,647
==========================================================================================================================
NET ASSETS:
    Paid-in capital (Note 4) ............   186,410,493      194,267,410       94,575,404       25,725,021     148,919,750
    Undistributed net investment income .     1,654,746        2,208,944        2,804,377          185,907         765,737
    Accumulated net realized gain (loss)
     on investments, futures contracts
     and foreign currency transactions ..    (1,789,953)     (15,618,865)     (13,227,439)         983,727      16,312,826
    Net unrealized appreciation of
     investments, futures contracts and
     foreign currencies .................     1,487,466        5,116,647        1,400,628        3,322,559      29,711,334
--------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS ......................    $187,762,752     $185,974,136     $ 85,552,970     $ 30,217,214    $195,709,647
==========================================================================================================================
SHARES OUTSTANDING ....................      16,729,507       16,562,400        9,926,801        1,813,664       9,579,045
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE .......................    $      11.22     $      11.23     $       8.62     $      16.66    $      20.43
--------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (UNAUDITED)      FOR THE SIX MONTHS ENDED JUNE 30, 2005

                                            TRAVELERS       MONDRIAN                                         DISCIPLINED
                                             QUALITY      INTERNATIONAL     FEDERATED         FEDERATED        MID CAP
                                              BOND           STOCK         HIGH YIELD          STOCK            STOCK
                                            PORTFOLIO      PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest ............................  $  3,627,414     $     64,212     $  3,417,541      $     2,553    $     31,827
    Dividends ...........................            --        4,138,718           17,398          326,457       1,502,801
    Income from securities lending ......            --           59,837               --               --              --
    Less: Foreign withholding tax .......            --         (539,844)              --               --            (132)
--------------------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENT INCOME .............     3,627,414        3,722,923        3,434,939          329,010       1,534,496
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
    Investment advisory fees (Note 2) ...       298,077          705,237          276,982           96,173         670,180
    Administration fees (Note 2) ........        55,319           54,695           25,568            9,233          57,444
    Legal fees ..........................        14,348           14,400           14,263           14,263          10,989
    Custody .............................        14,282           58,193           29,073            7,748          10,658
    Shareholder reports .................        11,958           14,215            7,413            3,082          10,979
    Audit and tax .......................         9,972           10,662            9,850            9,900          10,066
    Trustees' fees ......................         2,600            2,300            2,300            2,300           4,469
    Insurance ...........................         1,513              987              472              203           1,234
    Miscellaneous expenses ..............           315            5,724              657              201             363
--------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ......................       408,384          866,413          366,578          143,103         776,382
--------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME ...............     3,219,030        2,856,510        3,068,361          185,907         758,114
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS
(NOTES 1 AND 3):
    Net Realized Gain (Loss) From:
        Investment transactions ...........    (105,021)      18,864,973         (753,951)       1,770,493      16,378,064
        Futures contracts .................          --               --               --               --          20,859
        Foreign currency transactions .....          --          119,959               --               --              --
--------------------------------------------------------------------------------------------------------------------------
    NET REALIZED GAIN (LOSS) ..............    (105,021)      18,984,932         (753,951)       1,770,493      16,398,923
--------------------------------------------------------------------------------------------------------------------------
    Change in Net Unrealized
    Appreciation/Depreciation From:
        Investments .......................     218,286      (25,392,255)      (2,292,662)      (1,811,619)     (8,361,007)
        Futures contracts .................          --               --               --               --           6,085
        Foreign currencies ................          --          593,648               --               --         (24,126)
--------------------------------------------------------------------------------------------------------------------------
    CHANGE IN NET UNREALIZED
      APPRECIATION/DEPRECIATION ...........     218,286      (24,798,607)      (2,292,662)      (1,811,619)     (8,379,048)
--------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS ..........................       113,265       (5,813,675)      (3,046,613)         (41,126)      8,019,875
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS .......................  $  3,332,295     $ (2,957,165)    $     21,748      $   144,781    $  8,777,989
==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2004

                                                                       TRAVELERS QUALITY              MONDRIAN INTERNATIONAL
                                                                         BOND PORTFOLIO                   STOCK PORTFOLIO
                                                                 ------------------------------    ------------------------------
                                                                      2005            2004             2005             2004
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income ....................................   $   3,219,030    $   7,188,168    $   2,856,510    $   2,138,466
    Net realized gain (loss) .................................        (105,021)         865,318       18,984,932       13,861,266
    Change in net unrealized appreciation/depreciation .......         218,286       (1,671,033)     (24,798,607)       8,410,207
---------------------------------------------------------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........       3,332,295        6,382,453       (2,957,165)      24,409,939
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
    Net investment income ....................................              --       (8,995,106)        (100,497)      (2,613,383)
---------------------------------------------------------------------------------------------------------------------------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS
      TO SHAREHOLDERS ........................................              --       (8,995,106)        (100,497)      (2,613,383)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Net proceeds from sale of shares .........................      11,920,083       16,645,993       16,788,564       53,475,176
    Reinvestment of distributions ............................              --        8,995,106          100,497        2,613,383
    Cost of shares repurchased ...............................     (16,804,613)     (42,786,580)      (9,031,437)     (24,585,856)
---------------------------------------------------------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS ................................      (4,884,530)     (17,145,481)       7,857,624       31,502,703
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS ............................      (1,552,235)     (19,758,134)       4,799,962       53,299,259
NET ASSETS:
    Beginning of period ......................................     189,314,987      209,073,121      181,174,174      127,874,915
---------------------------------------------------------------------------------------------------------------------------------
    END OF PERIOD* ...........................................   $ 187,762,752    $ 189,314,987    $ 185,974,136    $ 181,174,174
=================================================================================================================================
    *Includes undistributed (overdistributed)
      net investment income of: ..............................   $   1,654,746    $  (1,564,284)   $   2,208,944    $    (547,069)
=================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2004

                                              FEDERATED HIGH                   FEDERATED                  DISCIPLINED MID CAP
                                              YIELD PORTFOLIO               STOCK PORTFOLIO                STOCK PORTFOLIO

                                        ---------------------------    --------------------------    ----------------------------
                                           2005           2004            2005           2004           2005            2004
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income .............   $ 3,068,361    $  5,946,244    $   185,907    $   444,940    $    758,114    $    497,527
    Net realized gain (loss) ..........      (753,951)      1,202,342      1,770,493      1,268,513      16,398,923      15,193,127
    Change in net unrealized
      appreciation/depreciation........    (2,292,662)        749,397     (1,811,619)     1,454,617      (8,379,048)     11,904,347
-----------------------------------------------------------------------------------------------------------------------------------
    INCREASE IN NET ASSETS
      FROM OPERATIONS .................        21,748       7,897,983        144,781      3,168,070       8,777,989      27,595,001
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM (NOTE 1):
    Net investment income .............            --      (6,213,875)            --       (451,992)             --        (508,893)
    Net realized gains ................            --              --             --             --      (2,217,847)     (5,360,391)
-----------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO
      SHAREHOLDERS ....................            --      (6,213,875)            --       (451,992)     (2,217,847)     (5,869,284)
-----------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
 (NOTE 4):
    Net proceeds from sale of shares ..     5,494,701      14,459,403        469,667      2,342,984       7,819,978      24,387,730
    Reinvestment of distributions .....            --       6,213,875             --        451,992       2,217,847       5,869,284
    Cost of shares repurchased ........    (6,900,770)    (11,216,237)    (2,936,129)    (4,775,545)    (18,716,378)    (19,071,361)
-----------------------------------------------------------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET
      ASSETS FROM FUND
      SHARE TRANSACTIONS ..............    (1,406,069)      9,457,041     (2,466,462)    (1,980,569)     (8,678,553)     11,185,653
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS .....    (1,384,321)     11,141,149     (2,321,681)       735,509      (2,118,411)     32,911,370
  NET ASSETS:
    Beginning of period ...............    86,937,291      75,796,142     32,538,895     31,803,386     197,828,058     164,916,688
-----------------------------------------------------------------------------------------------------------------------------------
    END OF PERIOD* ....................   $85,552,970    $ 86,937,291    $30,217,214    $32,538,895    $195,709,647    $197,828,058
===================================================================================================================================
    *Includes undistributed
      (overdistributed) net
      investment income of: ...........   $ 2,804,377    $   (263,984)   $   185,907             --    $    765,737    $      7,623
===================================================================================================================================

                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

TRAVELERS QUALITY BOND PORTFOLIO/(1)/       2005/(2)/        2004         2003         2002            2001               2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..  $  11.03        $  11.21       $  11.03      $ 11.39       $  11.00          $  10.82
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income ...............      0.19            0.41           0.48         0.51            0.59/(3)/        0.73
  Net realized and unrealized gain
   (loss) .............................     (0.00/(4)/      (0.04)          0.29         0.14            0.20/(3)/        0.00/(4)/
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations ..........      0.19            0.37           0.77         0.65            0.79             0.73
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............        --           (0.55)         (0.56)       (0.85)          (0.40)           (0.55)
  Net realized gains ..................        --              --          (0.03)       (0.16)             --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions ...................        --           (0.55)         (0.59)       (1.01)          (0.40)           (0.55)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $  11.22        $  11.03       $  11.21      $ 11.03       $   11.39         $  11.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(5)/ .....................      1.72%           3.29%          6.98%        5.81%           7.13%            6.97%
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS) ..  $    188        $    189       $    209      $   206       $     152         $     73
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross expenses ......................      0.44%/(6)/      0.44%          0.43%        0.44%           0.45%            0.49%
  Net expenses/(7)/ ...................      0.44/(6)/       0.42/(8)/      0.43         0.44            0.45             0.49
  Net investment income ...............      3.49/(6)/       3.62           4.15         4.48            5.14/(3)/        6.81
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ...............        47%             90%           191%         176%            225%             157%
===================================================================================================================================

(1)  Per share amounts have been calculated using the average shares method.
(2)  For the six months ended June 30, 2005 (unaudited).
(3) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001 these amounts would have been $0.61, $0.18 and 5.31% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4)  Amount is less than $0.01.
(5) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(6)  Annualized.
(7) As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.75%.
(8)  The sub-administrator voluntarily waived a portion of its fee.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

MONDRIAN INTERNATIONAL STOCK PORTFOLIO/(1)/      2005/(2)/         2004         2003          2002          2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  11.42        $  10.01       $ 7.91       $  9.30        $ 13.15        $ 15.65
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
    Net investment income ...................      0.18            0.14         0.15          0.11           0.11           0.13
    Net realized and unrealized gain (loss) .     (0.36)           1.44         2.11         (1.31)         (3.50)         (1.88)
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations .......       (0.18)           1.58         2.26         (1.20)         (3.39)         (1.75)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
    Net investment income ...................     (0.01)          (0.17)       (0.16)        (0.19)         (0.02)         (0.32)
    Net realized gains ......................        --              --           --            --          (0.44)         (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions .......................       (0.01)          (0.17)       (0.16)        (0.19)         (0.46)         (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............    $  11.23        $  11.42       $10.01       $  7.91        $  9.30        $ 13.15
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(3)/ .........................       (1.61)%         15.75%       28.60%       (12.96)%       (26.19)%       (11.50)%
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS) ......    $    186        $    181       $  128       $    97        $   120        $   141
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross expenses ..........................      0.95%/(4)/      1.01%        1.00%         1.06%          1.01%          1.02%
    Net expenses/(5)/ .......................      0.95/(4)/       0.99/(6)/    1.00          1.06           1.01           1.02
    Net investment income ...................      3.13/(4)/       1.38         1.79          1.32           1.01           0.92
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ...................         103%             59%          44%           55%            81%            39%
===================================================================================================================================

(1)  Per share amounts have been calculated using the average shares method.
(2)  For the six months ended June 30, 2005 (unaudited).
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(4)  Annualized.
(5) As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25%.
(6)  The sub-administrator voluntarily waived a portion of its fee.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

FEDERATED HIGH YIELD PORTFOLIO           2005/(1)//(2)/    2004/(2)/    2003/(2)/    2002/(2)/       2001/(2)/       2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $   8.62        $   8.41       $  7.37      $   8.55      $   9.50        $  11.44
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
    Net investment income .............      0.31            0.64          0.65          0.74          0.97/(3)/       1.25
    Net realized and unrealized gain
      (loss) ..........................     (0.31)           0.23          1.00         (0.46)        (0.77)/(3)/     (2.11)
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations ...        --            0.87          1.65          0.28          0.20           (0.86)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
    Net investment income .............        --           (0.66)        (0.61)        (1.46)        (1.15)          (1.08)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions ...................        --           (0.66)        (0.61)        (1.46)        (1.15)          (1.08)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $   8.62        $   8.62       $  8.41      $   7.37      $   8.55        $   9.50
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(4)/ .....................      0.00%          10.38%        22.39%         3.72%         1.94%          (8.15)%
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS) ..  $     86        $     87       $    76      $     48      $     40        $     39
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross expenses ....................      0.86%/(5)/      0.87%         0.90%         0.89%         0.89%           0.88%
    Net expenses/(6)/ .................      0.86/(5)/       0.83/(7)/     0.90          0.89          0.89            0.88
    Net investment income .............      7.20/(5)/       7.42          7.93          9.09         10.45/(3)/      10.61
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ...............        17%             38%           57%           58%           44%             19%
=============================================================================================================================

(1)  For the six months ended June 30, 2005 (unaudited).
(2)  Per share amounts have been calculated using the average shares method.
(3) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, these amounts would have been $0.98, $0.78 and 10.51% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(5)  Annualized.
(6) As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.95%.
(7)  The sub-administrator voluntarily waived a portion of its fee.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

FEDERATED STOCK PORTFOLIO                   2005/(1)/        2004       2003/(2)/    2002/(2)/     2001/(2)/         2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  16.56        $  15.19       $  12.06     $  15.40      $  15.99        $  16.34
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
    Net investment income .............      0.10            0.23           0.20         0.16          0.16            0.21
    Net realized and unrealized gain
      (loss) ..........................     (0.00)/(3)/      1.37           3.13        (3.13)         0.11            0.33
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations ...      0.10            1.60           3.33        (2.97)         0.27            0.54
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
    Net investment income .............        --           (0.23)         (0.20)       (0.37)        (0.20)          (0.18)
    Net realized gains ................        --              --             --           --         (0.66)          (0.71)
  ---------------------------------------------------------------------------------------------------------------------------
Total Distributions ...................        --           (0.23)         (0.20)       (0.37)        (0.86)          (0.89)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $  16.66        $  16.56       $  15.19     $  12.06      $  15.40        $  15.99
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(4)/ .....................      0.60%          10.55%         27.61%      (19.32)%        1.67%           3.77%
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS) ..  $     30        $     33       $     32     $     27      $     44        $     45
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross expenses ....................      0.93%/(5)/      0.94%          0.91%        0.84%         0.81%           0.82%
    Net expenses/(6)/ .................      0.93/(5)/       0.83/(7)/      0.91         0.84          0.81            0.82
    Net investment income .............      1.21/(5)/       1.42           1.50         1.14          0.99            1.23
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ...............        22%             31%            41%          13%           14%             24%
=============================================================================================================================

(1)  For the six months ended June 30, 2005 (unaudited).
(2)  Per share amounts have been calculated using the average shares method.
(3)  Amount is less than $0.01.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(5)  Annualized.
(6) As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.95%.
(7)  The sub-administrator voluntarily waived a portion of its fee.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

DISCIPLINED MID CAP STOCK PORTFOLIO        2005/(1)/       2004/(2)/      2003         2002        2001/(2)/       2000/(2)/
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  19.76        $  17.49       $  13.11     $  15.41      $  17.26        $  15.61
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
    Net investment income .............      0.08            0.05           0.05         0.03          0.06            0.08
    Net realized and unrealized gain
      (loss) ..........................      0.82            2.82           4.38        (2.23)        (0.78)           2.46
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations ...      0.90            2.87           4.43        (2.20)        (0.72)           2.54
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
    Net investment income .............        --           (0.05)         (0.05)       (0.08)        (0.04)          (0.03)
    Net realized gains ................     (0.23)          (0.55)            --        (0.02)        (1.09)          (0.86)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions ...................     (0.23)          (0.60)         (0.05)       (0.10)        (1.13)          (0.89)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $  20.43        $  19.76       $  17.49     $  13.11      $  15.41        $  17.26
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(3)/ .....................      4.59%          16.45%         33.75%      (14.32)%        4.02%          16.61%
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS) ..  $    196        $    198       $    165     $    111      $    113        $     95
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross expenses ....................      0.81%/(4)/      0.82%          0.82%        0.85%         0.83%           0.88%
    Net expenses/(5)/ .................      0.81/(4)/       0.80/(6)/      0.82         0.85          0.83            0.88
    Net investment income .............      0.79/(4)/       0.28           0.38         0.23          0.37            0.49
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ...............        58%             91%            61%          67%           40%             67%
=============================================================================================================================

(1)  For the six months ended June 30, 2005 (unaudited).
(2)  Per share amounts have been calculated using the average shares method.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(4)  Annualized.
(5) As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.95%.
(6)  The sub-administrator voluntarily waived a portion of its fee.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

        1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

        The Travelers Quality Bond Portfolio ("TQB"), Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio) ("MIS"), Federated High Yield Portfolio ("FHY"), Federated Stock Portfolio ("FSP") and Disciplined Mid Cap Stock Portfolio ("DMCS") ("Funds") are separate diversified investment funds of The Travelers Series Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end management investment company. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

        The following are significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

        (A) INVESTMENT VALUATION. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset values, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

        (B) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Funds' policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

        (C) FINANCIAL FUTURES CONTRACTS. Certain Funds may enter into financial futures contracts typically as a substitution for buying or selling securities and as a cash flow management technique. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contracts.

        The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

        (D) FORWARD FOREIGN CURRENCY CONTRACTS. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

        Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

        (E) LENDING OF PORTFOLIO SECURITIES. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender's fee. Fees earned by the Funds on securities lending are recorded as securities lending income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

        The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

        (F) CREDIT AND MARKET RISK. Certain Funds may invest in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield securities reflect, among other things, perceived credit risk. The Funds' investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. In addition, certain Funds may invest in foreign securities. The Funds' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

        (G) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

        (H) FOREIGN CURRENCY TRANSLATION. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

        The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

        Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

        (I) DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

        (J) FEDERAL AND OTHER TAXES. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds' financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

        (K) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

        2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

        Travelers Asset Management International Company, ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Funds. TQB, MIS, FHY, FSP and DMCS pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.775% for the first $100 million and 0.650% over $100 million, 0.65%, 0.625% and 0.70%, respectively, of the average daily net assets of the respective Funds. These fees are calculated daily and paid monthly.

        TAMIC has entered into sub-advisory agreements with Mondrian Investment Partners Ltd. ("Mondrian"), Federated Investment Management Company ("Federated") and TIMCO Asset Management, Inc. (formerly Travelers Investment Management Company) ("TIMCO"), another indirect wholly subsidiary of Citigroup. Prior to May 1, 2005, Lazard Asset Management LLC was the subadviser to MIS. Pursuant to each sub-advisory agreement, Mondrian and TIMCO are responsible for the day-to-day fund operations and investment decisions for MIS and DMCS, respectively. Federated is responsible for the day-to-day fund operations and investment decisions for FHY and FSP. As a result, the following fees are calculated and paid at an annual rate:

                . TAMIC pays Mondrian 0.425% on the first $100 million of the average daily net assets of MIS and 0.300% over $100 million of the average daily net assets of MIS.

                . TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

                . TAMIC pays TIMCO 0.35% of DMCS's average daily net assets.

        Prior to May 1, 2005, the investment advisory fee and sub-advisory fee for MIS were calculated at the annual rates in accordance with the following schedule:

                                        INVESTMENT ADVISORY        SUB-ADVISORY
AVERAGE DAILY NET ASSETS                     FEE RATE                FEE RATE
--------------------------------------------------------------------------------
First $100 million ...................         0.825%                 0.475%
Next $400 million ....................         0.775                  0.425
Next $500 million ....................         0.725                  0.375
Over $1 billion ......................         0.700                  0.350
================================================================================

        The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as the Funds' administrator. As compensation for its services, the Funds pay TIC an administration fee calculated at the annual rate of 0.06% of each Fund's respective average daily net assets. This fee is calculated daily and paid monthly.

        TIC has entered into a sub-administrative services agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the respective average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each Fund's respective average daily net asset.

        During the six months ended June 30, 2005, TQB, MIS, FHY, FSP and DMCS had contractual expense limitations in place of 0.75%, 1.25%, 0.95%, 0.95% and 0.95%, respectively. These expense limitations are renewed annually and can be terminated at any time by TIC with 60 days' notice.

        Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. For the six months ended June 30, 2005, the Funds did not pay transfer agent fees to CTB.

        All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

        3.      INVESTMENTS

        During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

                                                                                         U.S. GOVERNMENT AND
                                                          INVESTMENTS                    AGENCY OBLIGATIONS
                                                --------------------------------   -------------------------------
                                                   PURCHASES          SALES           PURCHASES           SALES
------------------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio ..............  $  55,510,523    $  55,277,473     $  23,554,870    $  34,403,764
Mondrian International Stock Portfolio ........    195,123,102      182,948,745                --               --
Federated High Yield Portfolio ................     15,861,841       14,010,498                --               --
Federated Stock Portfolio .....................      6,841,480        9,163,219                --               --
Disciplined Mid Cap Stock Portfolio ...........    111,829,475      120,119,903                --               --
==================================================================================================================

        At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

                                                     GROSS            GROSS             NET
                                                  UNREALIZED        UNREALIZED       UNREALIZED
                                                 APPRECIATION      DEPRECIATION     APPRECIATION
-------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio ..............  $   2,338,087    $    (850,621)    $   1,487,466
Mondrian International Stock Portfolio ........      6,580,172       (2,062,151)        4,518,021
Federated High Yield Portfolio ................      4,164,779       (2,764,151)        1,400,628
Federated Stock Portfolio .....................      4,366,584       (1,044,025)        3,322,559
Disciplined Mid Cap Stock Portfolio ...........     31,993,840       (2,288,591)       29,705,249
=================================================================================================

        At June 30, 2005, DMCS had the following open futures contracts:

                                       NUMBER OF   EXPIRATION     BASIS          MARKET      UNREALIZED
                                       CONTRACTS      DATE        VALUE          VALUE          GAIN
-------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
S&P MidCap 400 ......................    2,500        9/05    $  1,714,790   $  1,720,875   $     6,085
=======================================================================================================

        At June 30, 2005, MIS had the following open currency contracts as described below. The unrealized gain on the contract reflected in the financial statements was as follows:

                               LOCAL         MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY             CURRENCY        VALUE        DATE          GAIN
--------------------------------------------------------------------------------
CONTRACTS TO SELL:
British Pound ............. 8,753,500    $  15,675,647   7/29/05      $  608,489
================================================================================

        At June 30, 2005, MIS loaned securities having a market value of $27,576,351. The Fund received cash collateral amounting to $29,000,415 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

        4.      SHARES OF BENEFICIAL INTEREST

        The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                           SIX MONTHS ENDED        YEAR ENDED
                                            JUNE 30, 2005      DECEMBER 31, 2004
--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold ..............................    1,077,131            1,465,860
Shares issued on reinvestment ............           --              817,628
Shares repurchased .......................   (1,517,565)          (3,769,397)
--------------------------------------------------------------------------------
Net Decrease .............................     (440,434)          (1,485,909)
================================================================================
MONDRIAN INTERNATIONAL STOCK PORTFOLIO
Shares sold ..............................    1,488,061            5,246,816
Shares issued on reinvestment ............        8,973              228,579
Shares repurchased .......................     (803,028)          (2,381,102)
--------------------------------------------------------------------------------
Net Increase .............................      694,006            3,094,293
================================================================================
FEDERATED HIGH YIELD PORTFOLIO
Shares sold ..............................      642,599            1,653,448
Shares issued on reinvestment ............           --              721,724
Shares repurchased .......................     (806,617)          (1,293,767)
--------------------------------------------------------------------------------
Net Increase (Decrease) ..................     (164,018)           1,081,405
================================================================================
FEDERATED STOCK PORTFOLIO
Shares sold ..............................       28,731              151,666
Shares issued on reinvestment ............           --               27,337
Shares repurchased .......................     (180,342)            (307,228)
--------------------------------------------------------------------------------
Net Decrease .............................     (151,611)            (128,225)
================================================================================
DISCIPLINED MID CAP STOCK PORTFOLIO
Shares sold ..............................      396,986            1,329,948
Shares issued on reinvestment ............      110,067              297,265
Shares repurchased .......................     (939,734)          (1,043,953)
--------------------------------------------------------------------------------
Net Increase (Decrease) ..................     (432,681)             583,260
================================================================================

        5.      CAPITAL LOSS CARRYFORWARD

        On December 31, 2004, TQB had a net capital loss carryforward of $1,684,932 of which $1,232,729 expires in 2011 and $452,203 expires in 2012. MIS had a net capital loss carryforward of $33,913,755 of which $3,632,501 expires in 2009, $22,825,140 expires in 2010 and $7,456,114 expires in 2011. FHY had a net capital loss carryforward of $12,465,630 of which $4,648,588 expires in 2009, $6,217,956 expires in 2010 and $1,599,086 expires in 2011. FSP had a net capital loss carryforward of $776,231 which expires in 2011. These amounts will be available to offset any future taxable capital gains.

        6.      ADDITIONAL INFORMATION

        On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup

Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which includes the Funds ("TL&A Funds").

        The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before. Additionally, the SEC order finds that Citigroup Asset Management ("CAM"), the Citigroup business unit that, each Fund's sub-administrator, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

        The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. In addition, Travelers Life & Annuity and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A Funds' boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid to CTB, for the period from June 1, 1999 to August 23, 2004, by the TL&A Funds that did not have expense caps in effect should be reimbursed with interest to the TL&A Funds. The reimbursement occurred on November 1, 2004.

        The remaining $183.7 million to be paid under the SEC order, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

        The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order.

        At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

        7.      OTHER MATTERS

        On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. ("Legg Mason").

        As part of this transaction, Salomon Brothers Asset Management Inc. ("Salomon") and TIMCO, currently indirect wholly owned subsidiaries of Citigroup, would become indirect wholly owned subsidiaries of Legg Mason. Salomon, effective July 1, 2005, and TIMCO are the subadvisers to TQB and DMCS, respectively.

        The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

        8.      SUBSEQUENT EVENTS

        On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including TIC, The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international businesses for $11.8 billion. The sale also included TIC's affiliated investment advisor, TAMIC, which serves as the investment adviser to the Funds.

        TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

        On July 1, 2005, Salomon began to perform subadvisory services under a Subadvisory Agreement between TAMIC and Salomon for TQB.

        Also effective July 1, 2005, PFPC Inc. replaced CTB as transfer agent for the Funds; and State Street Bank and Trust Company replaced SBFM as sub-administrator for the Funds.

        The Funds were liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. SBFM indemnified the Funds for any associated excise tax as well as any interest and penalties or any other costs. Subsequent to June 30, 2005, SBFM has filed all past excise tax returns for the Funds and made certain tax payments on behalf of DMCS. The Funds' net asset values were not impacted by the outcome of this matter.

        9.      CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP was previously the independent registered public accounting firm for the Funds. In connection with the transaction described in Note 8, the decision to change the independent registered public accounting firm was approved by the Audit Committee and by the Board of Trustees, resulting in Deloitte and Touche LLP's appointment as independent registered public accounting firm.

        The reports on the financial statements of the Funds audited by KPMG LLP through the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS (UNAUDITED)

        Beginning at a telephonic meeting on March 17, 2005, and at in person meetings on March 29 and 30, 2005, the Independent Trustees for the Travelers Series Trust: the Mondrian International Stock Portfolio, the Quality Bond Portfolio, the Federated High Yield Portfolio, the Federated Stock Portfolio, and the Disciplined Mid Cap Stock Portfolio (all, the "Portfolios") approved the investment advisory agreements (the "Agreements") between TAMIC and the Portfolios. In addition, the Independent Trustees, at the in person meetings on March 29 and 30, 2005, approved investment subadvisory agreements (the "Subadvisory Agreements") between TAMIC and Mondrian Investment Partners Ltd. ("Mondrian") for the Mondrian International Stock Portfolio, between TAMIC and Federated Investment Management Company for the Federated High Yield Portfolio, between TAMIC and Federated Equity Management Company of Pennsylvania for the Federated Stock Portfolio (with Federated Investment Management Company "Federated"), and between TAMIC and TIMCO Asset Management, Inc. ("TIMCO") for the Disciplined Mid Cap Stock Portfolio and, at the in person meeting on April 27 and 28, 2005, the Subadvisory Agreements between TAMIC and Salomon Brothers Asset Management Inc. ("Salomon") for the Quality Bond Portfolio. In voting to approve the Agreements and the Subadvisory Agreements, the Independent Trustees considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Portfolios and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreements and the Subadvisory Agreements to the shareholders.

        The Independent Trustees did not identify any one factor, piece of information or written document as all important or controlling, and each Independent Trustee attributed different weight to different factors. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Independent Trustees concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Portfolios and their shareholders.

        As background, MetLife Inc. ("MetLife") and Citigroup Inc. ("Citigroup") announced an agreement for the sale of The Travelers Insurance Company and certain affiliates by Citigroup to MetLife (the "MetLife Transaction"). The MetLife Transaction included the acquisition of TAMIC, a subsidiary of The Travelers Insurance Company and the investment adviser to the Portfolios, by MetLife. The MetLife Transaction closed on July 1, 2005. The approval of the Agreements and the Subadvisory Agreements (except for the approval of the Salomon Subadvisory Agreement which was necessary because there was no subadvisory agreement in place prior to the closing of the Metlife Transaction) was necessary because under the 1940 Act, the change in control of TAMIC resulted in the termination of the investment advisory and subadvisory agreements for the Portfolios on the closing of the MetLife Transaction. The Agreements and the Subadvisory Agreements for the Portfolios were approved by the Independent Trustees and the Agreements were submitted to a vote of the shareholders.

        The Independent Trustees met in executive session and considered; (a) the nature, extent and quality of the services to be provided by TAMIC, and by Salomon, Mondrians, Federated, and TIMCO (the "subadvisors") under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Portfolio, TAMIC and the subadvisers; (c) the cost of services to be provided and the profit realized by TAMIC and the subadvisors and their affiliates, which information was to be reviewed in depth at the July, 2005 Board meeting; (d) the extent to which TAMIC realizes economies of scale as each Portfolio grows; and
(e) whether the investment advisory fee levels reflect these economies of scale for the benefit of the shareholders.

    THE AGREEMENTS

        As part of the process, legal counsel to the Portfolios requested certain information from MetLife and in response MetLife provided certain written and oral information that addressed certain factors designed to inform the Independent Trustees regarding their consideration of the Agreements. In making their determination, the Independent Trustees were provided with information about MetLife and its purchase of The Travelers Insurance Company from Citigroup. At the various meetings, MetLife representatives discussed MetLife's intentions regarding the preservation and strengthening of

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)

TAMIC's business and MetLife's intentions regarding staffing changes and executive leadership changes at TAMIC. The MetLife representatives also discussed and provided certain written information on MetLife's business and products, including MetLife's advisory subsidiaries and their experience in overseeing subadvised mutual funds. The Independent Trustees also discussed the plans and anticipated role and responsibilities of certain of the employees and officers after the MetLife Transaction.

        With respect to the nature, scope and quality of the services to be provided by TAMIC after the MetLife Transaction, the Board considered the experience of MetLife's advisory subsidiaries and the mutual funds advised by them and also MetLife's efforts to build and maintain a strong investment team in TAMIC. The Board also considered the level and depth of knowledge of TAMIC, including the professional experience and qualifications of its personnel as well as current staffing levels. The Independent Trustees also considered:

        . the ability of TAMIC to continue the oversight of both the investment and compliance operations of the sub adviser after the MetLife transaction,

        . the intention of MetLife to integrate The Travelers Insurance Company and its affiliates, including TAMIC, into MetLife's current businesses to create a single business operation,

        .       MetLife's compliance with certain conditions set forth in
                Section 15(f) of the 1940 Act regarding placing unfair burdens on the Portfolios,

        . anticipated changes to back office operations to the Portfolios, including the provision of administrative and transfer agency services, after the MetLife Transaction, and

        . the fact that the Agreements including the investment advisory fees would be identical to the current Agreements, except for the inception date and the express authority for TAMIC to retain subadvisers.

        In addition, the Independent Trustees noted that the performance of the Portfolios, which information the Independent Trustees receive and review on a quarterly basis, had generally been satisfactory. As to the profits realized by TAMIC from its relationship with the Portfolios, the Board noted that it was satisfied that TAMIC's profits were not excessive in the past, and that it was not possible to predict how the MetLife Transaction would affect such profits at this time, but that it would reconsider this factor in connection with its annual review pursuant to Section 15(c) of the 1940 Act in July 2005. As to whether economies of scale would be realized as the Portfolios grow and whether fee levels reflect any such economies of scale, the Board noted that investment advisory fees for certain Portfolios included breakpoints that reduced fees payable at the higher asset levels and noted its intention to explore the possibility of instituting breakpoints for the other Portfolios. Finally, the Independent Trustees considered the level of service expected to be provided by TAMIC after the MetLife Transaction.

        The Independent Trustees considered their plans to perform the annual review of the Agreements pursuant to Section 15(c) of the 1940 Act at their regularly scheduled Board meeting which was scheduled to occur three weeks after the closing of the MetLife Transaction. In light of the continuity of investment management under the Agreements, the short period between the effective date of those Agreements and the upcoming annual review, the information provided by MetLife, and MetLife's plans to conduct a search for a subadviser for the Portfolios for which Salomon would serve as subadviser, the Board considered the information provided to it sufficient for their consideration of the Agreements at that time.

    THE SUBADVISORY AGREEMENTS

    A.  QUALITY BOND PORTFOLIO

        MetLife recommended and the Independent Trustees approved the retention of Salomon, which was an affiliate of TAMIC before the MetLife Transaction, as a subadviser for the Portfolios that had been managed directly by TAMIC without a subadviser, effective on or about the closing of the MetLife Transaction. For the Quality Bond Portfolio, the portfolio manager employed by Salomon was also an employee of TAMIC and the then current portfolio manager. As a result, there would be no change in the day-to-day portfolio management. The Independent Trustees noted that MetLife may in the future recommend to the Independent Trustees such additional changes to any Portfolios, including changes to the investment objectives, policies and restrictions of the Portfolios or merging one or more Portfolios into other MetLife-sponsored funds, as it determines are appropriate and as permitted by applicable law.

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)

        As part of the process, legal counsel to the Portfolios requested certain information from Salomon and in response Salomon provided certain written and oral information that addressed certain factors designed to inform the Independent Trustees regarding their consideration of the Subadvisory Agreement. With respect to the nature, scope and quality of the services to be provided by Salomon after the MetLife Transaction, the Board considered the experience and commitment of Salomon's personnel and nature and quality of its investment process and that the Portfolio Manager would remain the same. The Independent Trustees noted that the performance of the Portfolio had generally been satisfactory. In determining whether the terms of the Subadvisory Agreement are reasonable and fair the Board considered the terms and structure of the Agreements including the fee schedule. In evaluating the subadvisory fees, the Independent Trustees considered that the investment subadvisory fees were paid by TAMIC out of the investment advisory fees it received under the Agreement. So, the cost of the services to be provided by Salomon, and the profitability to Salomon of with regard to the Portfolio along with the economies of scale in its management of the Portfolio were not material to the consideration of Subadvisory Agreement by the Independent Trustees. The Independent Trustees noted that the overall investment advisory fee was not changing. The Independent Trustees considered also their plans to perform the annual review of the Subadvisory Agreements pursuant to Section 15(c) of the 1940 Act at their regularly scheduled July 20 and 21, 2005 Board meeting which was scheduled to occur three weeks after the closing of the MetLife Transaction. In light of the continuity of portfolio management under the Subadvisory Agreement, the short period between the effective date of the Subadvisory Agreement and the upcoming annual review, the information provided by Salomon, and MetLife's plans to conduct a search for a sub advisor for the Portfolio for which Salomon would serve as subadviser, the Board considered the information provided to it sufficient for their consideration of the Subadvisory Agreements at that time.

    B. MONDRIAN INTERNATIONAL STOCK PORTFOLIO, THE FEDERATED STOCK PORTFOLIO, THE FEDERATED HIGH YIELD PORTFOLIO, AND THE DISCIPLINED MID CAP STOCK PORTFOLIO

        Also, MetLife recommended and the Independent Trustees reapproved the Subadvisory Agreements for the Mondrian International Portfolio, the Federated High Yield Portfolio, the Federated Stock Portfolio, and the Disciplined Mid Cap Portfolio. As discussed above, a change in control of TAMIC resulted in the termination of TAMIC's previous subadvisory contracts with the subadvisers on the closing of the MetLife Transaction. With respect to the nature, scope and quality of the services to be provided by the subadvisers after the MetLife Transaction, the Board considered that the MetLife Transaction was not expected to affect the subadvisers or their services. The Independent Trustees also noted that the subadvisory fees were not changing. In evaluating the subadvisory fees, the Independent Trustees considered that the investment subadvisory fees were paid by TAMIC out of the investment advisory fees it received under the Agreements. So, the cost of the services to be provided by the subadvisers the profitability to the subadvisors with regard to the Portfolios along with the economies of scale in their management of the Portfolios were not material to the consideration of the Independent Trustees. The Board also considered that it had received quarterly performance information regarding the Portfolios. The Board noted that the performance of the Portfolios was satisfactory, but the performance for the Mondrian International Stock Portfolio and Federated Stock Portfolio was disappointing. The Board also told that Mondrian has recently replaced the Portfolio's prior investment adviser, and determine to further review the performance of the Federated Stock Portfolio as part of the annual review at the next scheduled Board meeting. The Independent Trustees considered their plans to perform the annual review of the Subadvisory Agreements pursuant to Section 15(c) of the 1940 Act at its regularly scheduled Board meeting which was scheduled to occur three weeks after the closing of the MetLife Transaction. In light of the continuity of portfolio management under the Subadvisory Agreements, the overall performance of the Portfolios, and the short period between the effective date of the Subadvisory Agreements and the upcoming annual review, the Board considered the information provided to it sufficient for its consideration of the Subadvisory Agreements at that time.

    OTHER BUSINESS RELATIONSHIPS

        The Independent Trustees considered other business relationships that MetLife and TAMIC would enter into with Citigroup, including its affiliate Salomon. In connection with the closing of the MetLife Transaction, MetLife, Citigroup and certain of their affiliates entered into a Distribution Agreements under which Citigroup-affiliated broker-dealers will continue to offer certain TIC and MetLife insurance contracts until July 1, 2015. In addition, MetLife, Citigroup and certain of their affiliates entered into an Investment Products Agreements under which certain TIC and MetLife insurance products will include certain Citigroup-sponsored mutual funds as investment options including Salomon advised funds as investment options until July 1, 2010.

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)

    CONCLUSION

        Based on the deliberations of the Independent Trustees and their evaluation of the information described above, the Independent Trustees unanimously concluded that (a) the terms of the Agreements and the Subadvisory Agreements are fair and reasonable; (b) the fees are reasonable in light of the services TAMIC and the subadvisers provided to the Portfolios and their shareholders; (d) TAMIC and the subadvisers possess the capabilities to perform the duties required of them under the Agreements and the Subadvisory Agreements;
(e) the investment performance of the Portfolios is generally satisfactory except as discussed above; and (f) the Agreements and the Subadvisory Agreements are approved.

COMBINED SPECIAL SHAREHOLDER MEETING (UNAUDITED)

        Combined Special Meeting of the Funds was held on June 23 and adjourned to June 30, 2005.

        There were three proposals submitted to shareholders. Proposal 1 was the approval of the investment advisory contracts between the Funds and TAMIC. The agreements terminated as a matter of law at the closing of the MetLife Transaction. Proposal 2 was the approval of future subadvisory agreements without a shareholder vote. Proposal 3 was the election of a new member of the Board of Trustees, Elizabeth Forget, who is affiliated with MetLife.

        The shareholders approved all proposals.

        The following table sets forth the number of shares voted for, against and withheld as to each Proposal.

                                                                     NUMBER
  PROPOSAL 1                                                       OF SHARES
--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO
For ...........................................................   14,803,907.193
Against .......................................................      477,478.265
Withhold ......................................................    1,103,059.542
--------------------------------------------------------------------------------
Total .........................................................   16,384,445.000
--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
For ...........................................................   14,675,840.345
Against .......................................................      777,487.223
Withhold ......................................................    1,002,926.432
--------------------------------------------------------------------------------
Total .........................................................   16,456,254.000
--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
For ...........................................................    8,762,240.656
Against .......................................................      382,071.140
Withhold ......................................................      767,231.204
--------------------------------------------------------------------------------
Total .........................................................    9,911,543.000
--------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
For ...........................................................    1,605,390.013
Against .......................................................       67,033.212
Withhold ......................................................      218,832.775
--------------------------------------------------------------------------------
Total .........................................................    1,891,256.000
--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
For ...........................................................    8,215,634.350
Against .......................................................      462,781.815
Withhold ......................................................    1,052,479.835
--------------------------------------------------------------------------------
Total .........................................................    9,730,896.000
--------------------------------------------------------------------------------

                                                                     NUMBER
  PROPOSAL 2                                                       OF SHARES
--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO
For ...........................................................   13,767,239.633
Against .......................................................    1,399,105.229
Withhold ......................................................    1,218,100.138
--------------------------------------------------------------------------------
Total .........................................................   16,384,445.000
--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
For ...........................................................   13,900,240.704
Against .......................................................    1,727,297.903
Withhold ......................................................      828,715.393
--------------------------------------------------------------------------------
Total .........................................................   16,456,254.000
--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
For ...........................................................    8,233,725.655
Against .......................................................      771,990.320
Withhold ......................................................      905,827.025
--------------------------------------------------------------------------------
Total .........................................................    9,911,543.000
--------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
For ...........................................................    1,443,490.274
Against .......................................................      217,092.079
Withhold ......................................................      230,673.647
--------------------------------------------------------------------------------
Total .........................................................    1,891,256.000
--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
For ...........................................................    7,481,724.150
Against .......................................................    1,247,274.283
Withhold ......................................................    1,001,897.567
--------------------------------------------------------------------------------
Total .........................................................    9,730,896.000
--------------------------------------------------------------------------------

                                                                     NUMBER
  PROPOSAL 3                                                       OF SHARES
--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO
For ...........................................................   15,655,464.390
Against .......................................................      728,980.610
--------------------------------------------------------------------------------
Total .........................................................   16,384,445.000
--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
For ...........................................................   15,606,400.845
Against .......................................................      849,853.155
--------------------------------------------------------------------------------
Total .........................................................   16,456,254.000
--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
For ...........................................................    9,293,786.726
Against .......................................................      617,756.274
--------------------------------------------------------------------------------
Total .........................................................    9,911,543.000
--------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
For ...........................................................    1,822,596.117
Against .......................................................       68,659.883
--------------------------------------------------------------------------------
Total .........................................................    1,891,256.000
--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
For ...........................................................    9,198,461.453
Against .......................................................      532,434.547
--------------------------------------------------------------------------------
Total .........................................................    9,730,896.000
--------------------------------------------------------------------------------

                      (This page intentionally left blank.)

THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------
TRUSTEES*                               INVESTMENT ADVISER*
Elizabeth M. Forget                     Travelers Asset Management International
CHAIRPERSON                             Company LLC
Frances M. Hawk, CFA, CFP
Lewis Mandell                           ADMINISTRATOR*
Robert E. McGill, III                   The Travelers Insurance Company

OFFICERS*
Elizabeth M. Forget                     CUSTODIAN*
PRESIDENT AND                           State Street Bank and Trust Company
CHIEF EXECUTIVE OFFICER

Peter H. Duffy
CHIEF FINANCIAL OFFICER                 TRANSFER AGENT*
AND TREASURER                           PFPC Inc.

Leonard M. Bakal
CHIEF COMPLIANCE OFFICER
AND
CHIEF ANTI-MONEY LAUNDERING
COMPLIANCE OFFICER

Paul G. Cellupica
SECRETARY

Jack P. Huntington
ASSISTANT SECRETARY

* As of July 1, 2005

The Funds are separate investment funds of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of variable annuity or life contract owners and is not an offer of shares of the Travelers Quality Bond Portfolio, Mondrian International Stock Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, and Disciplined Mid Cap Stock Portfolio and is not for use with the general public. All the Funds contained in this report may not be available under our variance annuity or life contract.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-842-9406.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-842-9406, and (2) on the SEC's website at www.sec.gov.

Series Trust (Semi-Annual) (8-05) Printed in U.S.A.

                          MET INVESTORS SERIES TRUST

                     Met/AIM Mid Cap Core Equity Portfolio
                      Met/AIM Small Cap Growth Portfolio
                     Goldman Sachs Mid-Cap Value Portfolio
                    Harris Oakmark International Portfolio
                       Janus Aggressive Growth Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MetLife Aggressive Strategy Portfolio
                      MetLife Balanced Strategy Portfolio
                     MetLife Defensive Strategy Portfolio
                       MetLife Growth Strategy Portfolio
                      MetLife Moderate Strategy Portfolio
                     MFS Research International Portfolio
                    Neuberger Berman Real Estate Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                        RCM Global Technology Portfolio
                   (formerly PIMCO PEA Innovation Portfolio)
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                        Turner Mid-Cap Growth Portfolio
                         Van Kampen Comstock Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2005

--------------------------------------------------------------------------------
MET/AIM MID CAP CORE EQUITY PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK
In the first half of 2005, as oil prices rose and inflation fears became more pronounced, the equity markets struggled and the economic data points were mixed. Oil prices were volatile, topping out at over $60 per barrel. In response, gasoline prices also spiked to record highs, which put pressure on the equity markets. For the first six months of the year, the Dow Jones Industrial Average/1/ was down -3.50%, the S&P 500 Index/2/ was down -0.81% and the NASDAQ Composite Index/3/ was down -5.45%.

The final reading of first quarter Gross Domestic Product (GDP) growth was revised up to 3.8% from 3.5%, which indicated solid economic growth. Estimates for the second quarter range widely from a modest growth rate of 2.5%, to a more optimistic 4.0%. Manufacturing, as measured by the Institute for Supply Management's Index (ISM,) showed signs of slowing during the first half; the index finished at 53.8, which was off slightly from the end last year. Despite the lower readings this year, any reading over fifty translates to expansion within the manufacturing sector.

The Conference Board's Index of Consumer Confidence finished June at 105.8, up only slightly from the beginning of the year. Despite pressure from high energy prices, consumer spending remained at healthy rates, while sales of both new and existing homes continued at near record levels. Non-farm payrolls, while volatile from month to month, posted gains indicating solid employment growth. At the same time, the unemployment rate declined to 5.0%, its lowest level since September 2001.

The first half ended with the Federal Open Market Committee's June 30 meeting, at which the Board raised the Federal funds rate by another quarter point, bringing the rate target to 3.25%. Despite rising oil and gas prices, the Fed remarked, "Although energy prices have risen further, the expansion remains firm and labor market conditions continue to improve gradually." It is expected that the Fed will continue to raise interest rates until the Federal funds rate is at or near 4.00% by the end of 2005.

PORTFOLIO OVERVIEW
From January 1, 2005 to June 30, 2005, the Met/AIM Mid Cap Core Equity Portfolio--Class B shares posted a return of 1.99%, underperforming its benchmark, the Russell Midcap Index/4/, which posted a return of 3.92%. Portfolio managers held overweight positions in the consumer staples, materials, information technology and energy sectors, and underweight positions in the consumer discretionary, financials, utilities, industrials and health care sectors, relative to the Russell Mid Cap Index. Throughout the first half of the year, managers took steps to increase exposure to the energy and health care sectors, and to reduce exposure to the financials, industrials and information technology sectors.

Security selection and an overweight position in the materials sector was largely responsible for the Portfolio's underperformance relative to the Russell Midcap Index. Stock selection in the consumer discretionary sector also detracted from relative performance. Alternatively, an overweight position in the energy sector was the largest positive contributor to performance in the first half of this year, while the industrials sector benefited the Portfolio as well.

Portfolio managers continue to focus on attractively priced mid-cap companies with good growth prospects. The Portfolio's stock selection process seeks to identify companies whose stock prices may be experiencing near-term distress. Rigorous fundamental research focusing on cash flow analysis identifies companies with management teams capable of weathering near-term challenges while generating improving levels of free cash flow. Going forward, managers believe this investment philosophy will generate relatively consistent long-term performance.

RONALD S. SLOAN
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                 Percent of
                     Description                 Net Assets
                     --------------------------------------
                     Williams Companies, Inc.      2.53%
                     --------------------------------------
                     Kroger Co.                    2.19%
                     --------------------------------------
                     BJ Services Co.               2.04%
                     --------------------------------------
                     Mattel, Inc.                  1.97%
                     --------------------------------------
                     Xerox Corp.                   1.92%
                     --------------------------------------
                     Dover Corp.                   1.90%
                     --------------------------------------
                     Southwestern Energy Co.       1.75%
                     --------------------------------------
                     Lexmark International, Inc.   1.75%
                     --------------------------------------
                     Sigma-Aldrich Corp.           1.66%
                     --------------------------------------
                     Tate & Lyle Plc               1.58%
                     --------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM MID CAP CORE EQUITY PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               MET/AIM MID CAP CORE EQUITY PORTFOLIO MANAGED BY
           AIM CAPITAL MANAGEMENT, INC. VS. RUSSELL MIDCAP INDEX/4/
                           Growth Based on $10,000+

                                    [CHART]
              Met/AIM Mid Cap
                Core Equity          Russell Midcap Index
              ---------------        --------------------
 10/01            $10,000                  $10,000
 12/01             11,026                   11,463
  3/02             11,606                   11,950
  6/02             10,826                   10,809
  9/02              9,275                    8,903
 12/02              9,843                    9,608
  3/03              9,402                    9,381
  6/03             10,874                   11,094
  9/03             11,314                   11,807
 12/03             12,406                   13,457
  3/04             12,840                   14,148
  6/04             13,456                   14,354
  9/04             13,073                   14,233
 12/04             14,183                   16,177
  3/05             14,293                   16,137
  6/05             14,475                   16,811




    ------------------------------------------------------------
                                   Average Annual Return/5/
                                (for the period ended 6/30/05)
    ------------------------------------------------------------
                                1 Year 3 Year Since Inception/6/
    ------------------------------------------------------------
    Met/AIM Mid Cap Core Equity
    Portfolio--Class A           7.84% 10.40%       8.46%
--  Class B                      7.58% 10.16%      10.43%
    Class E                      7.63% 10.27%       7.17%
    ------------------------------------------------------------
- - Russell Midcap Index/4/     17.12% 15.86%      14.94%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                 FOR THE PERIOD ENDED 6/30/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK
In the first half of 2005, as oil prices rose and inflation fears became more pronounced, the equity markets struggled and the economic data points were mixed. Oil prices were volatile, topping out at over $60 per barrel. In response, gasoline prices also spiked to record highs, which put pressure on the equity markets. For the first six months of the year, the Dow Jones Industrial Average/1/ was down -3.50%, the S&P 500 Index/2/ was down -0.81% and the NASDAQ Composite Index/3/ was down -5.45%.

The final reading of first quarter Gross Domestic Product (GDP) growth was revised up to 3.8% from 3.5%, which indicated solid economic growth. Estimates for the second quarter range widely from a modest growth rate of 2.5%, to a more optimistic 4.0%. Manufacturing, as measured by the Institute for Supply Management's Index (ISM,) showed signs of slowing during the first half; the index finished at 53.8, which was off slightly from the end of last year. Despite the lower readings this year, any reading over fifty translates to expansion within the manufacturing sector.

The Conference Board's Index of Consumer Confidence finished June at 105.8, up only slightly from the beginning of the year. Despite pressure from high energy prices, consumer spending remained at healthy rates, while sales of both new and existing homes continued at near record levels. Non-farm payrolls, while volatile from month to month, posted gains indicating solid employment growth. At the same time, the unemployment rate declined to 5.0%, its lowest level since September 2001.

The first half ended with the Federal Open Market Committee's June 30 meeting, at which the Board raised the Federal funds rate by another quarter point, bringing the rate target to 3.25%. Despite rising oil and gas prices, the Fed remarked, "Although energy prices have risen further, the expansion remains firm and labor market conditions continue to improve gradually." It is expected that the Fed will continue to raise interest rates until the Federal funds rate is at or near 4.00% by the end of 2005.

PORTFOLIO OVERVIEW
From January 1 through June 30, 2005, the Met/AIM Small Cap Growth Portfolio--Class B shares posted a return of 1.81%, outperforming its benchmark, the Russell 2000 Index/4/, which posted a return of -1.25%.
Portfolio managers held overweight positions in the consumer discretionary, health care, and information technology sectors, and under weight positions in the financials, energy and materials sectors relative to the Russell 2000 Index.

The Portfolio's outperformance relative to the Russell 2000 Index in the first half of 2005 was largely due to stock picking and overweightings in the consumer discretionary and health care sectors. Stock selection in the financials sector detracted from the Portfolio, as did an overweight position in the information technology sector. A complete avoidance of the utilities sector also detracted from performance when compared with the benchmark. On an absolute basis, the consumer discretionary and health care sectors were the largest contributors to the Portfolio's positive performance.

Portfolio managers remain cautiously optimistic about the market and continue to position the Portfolio with a "barbell" approach, balancing exposure to more aggressive, cyclically sensitive names and high quality, consistent growth companies. This positioning is designed to potentially benefit investors if markets rally while providing some downside protection if markets weaken.

JULIET S. ELLIS
Senior Portfolio Manager
JUAN R. HARTSFIELD
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    Jos. A. Bank Clothiers, Inc.   1.27%
                    ---------------------------------------
                    JLG Industries, Inc.           1.24%
                    ---------------------------------------
                    Cerner Corp.                   1.21%
                    ---------------------------------------
                    Macromedia, Inc.               1.14%
                    ---------------------------------------
                    Mentor Corp.                   1.11%
                    ---------------------------------------
                    LifePoint Hospitals, Inc.      1.08%
                    ---------------------------------------
                    Nautilus Group, Inc.           1.07%
                    ---------------------------------------
                    Alamosa Holdings, Inc.         1.06%
                    ---------------------------------------
                    Cal Dive International, Inc.   1.06%
                    ---------------------------------------
                    Aeropostale, Inc.              1.05%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

Non-Cyclical                     25.8%
Cyclical                         14.9%
Industrials                      15.5%
Technology                       23.2%
Financials                        8.5%
Communications                    5.1%
Energy                            5.4%
Basic Materials                   1.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                 FOR THE PERIOD ENDED 6/30/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 MET/AIM SMALL CAP GROWTH PORTFOLIO MANAGED BY
            AIM CAPITAL MANAGEMENT, INC. VS. RUSSELL 2000 INDEX/4/
                           Growth Based on $10,000+

 LOGO

    ---------------------------------------------------------
                                Average Annual Return/5/
                             (for the period ended 6/30/05)
    ---------------------------------------------------------
                             1 Year 3 Year Since Inception/6/
    ---------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A        5.06%  9.17%        2.89%
--  Class B                   4.77%  8.91%        7.23%
    Class E                   4.91%    --         3.84%
    ---------------------------------------------------------
- - Russell 2000 Index/4/     9.44% 12.81%       13.93%
    ---------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had a market capitalization of $1.8 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
For the six month period ended June 30, 2005, Met Investors Series Trust Goldman Sachs Mid-Cap Value Portfolio--Class A shares returned 6.20% versus 5.51% for its benchmark, the Russell Midcap Value Index/1/.

MARKET REVIEW
The U.S. equity markets finished the second quarter of 2005 with relatively flat returns despite reaching both highs and lows of the year. Overall, during the reporting period the equity market, as measured by the S&P 500 Index/2/, returned -0.81%. Throughout the period, investor sentiment related to interest rates and commodity prices drove the market's direction. After bottoming in April and then surging in May, the markets weakened in June as oil prices exceeded $60/barrel. Despite low interest rates and an improved outlook for economic growth, investor confidence was shaken by continued troubles in the U.S. auto industry.

PORTFOLIO POSITIONING
During the six month reporting period, the Portfolio generated positive returns and outperformed the Russell Midcap Value Index. The Portfolio's stocks in the Basic Materials and Energy sectors led performers while its holdings in the REIT and Insurance sectors detracted from results.

In Energy, we continue to rely on stock selection, rather than sector positioning, to drive strong performance results. We favor companies with strong management teams, quality assets and low cost structures. EOG Resources, Inc. (3.5% of the Portfolio) and Williams Companies, Inc. (1.5%) represent such holdings and both companies outperformed their industry peers over the period. We sold the Portfolio's positions in Unocal Corp. and Patterson-UTI Energy, Inc. as both stocks reached our valuation targets.

Strength in individual stocks, such as HealthNet, Inc. (1.9%) and Abercrombie and Fitch Co. (0.0%) also contributed to performance. Shares of HealthNet, Inc. rose after announcing it had negotiated contracts with major hospital systems, thereby giving investors greater clarity in its earnings potential. Abercrombie, a top performer for several quarters, was sold after the stock exceeded our valuation target due to improved operating margins and same store sales.

The largest detractors from performance included Ditech Communications Corp. (0.1%), istar Financial, Inc. (2.1%), and Lear Corp. (0.6%). In the Services sector, the Portfolio's holding in Ditech Communications, a telecom equipment supplier, has been unable to meet high revenue expectations and is also dealing with the consolidation of its end markets. We have reduced the position amid the weaker fundamentals. In the REITs sector, istar Financial, Inc. reported positive results during the reporting period, but lowered its 2005 outlook due to an increase in loan prepayments and reduced credit spreads. Lear Corp, a U.S. auto supplier, declined as investors grew concerned with its exposure to the U.S. auto industry. The Portfolio continues to hold the stock at its low valuation levels, but we will closely monitor the situation.

OUTLOOK
As we advance into the second half of the year, we believe that our emphasis on in-depth fundamental research and a disciplined approach to valuation will identify quality companies at the right price. Additionally, we believe our reality-based approach to valuation, using industry-specific, cash flow-oriented valuation metrics, allows us to better assess potential investments within each industry group. It's our belief that this will result in strong stock selection over time.

TEAM MANAGED
The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above.

The Portfolio is subject to the risk of rising and falling stock prices. In recent years the U.S. stock market has experienced substantial price volatility.

Holdings are as of June 30, 2005. Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  EOG Resources, Inc.                 3.51%
                  --------------------------------------------
                  PPL Corp.                           2.68%
                  --------------------------------------------
                  Lennar Corp.--Class A               2.53%
                  --------------------------------------------
                  AGL Resources, Inc.                 2.25%
                  --------------------------------------------
                  iStar Financial, Inc. (REIT)        2.08%
                  --------------------------------------------
                  Federated Department Stores, Inc.   2.05%
                  --------------------------------------------
                  Entergy Corp.                       1.99%
                  --------------------------------------------
                  PG&E Corp.                          1.94%
                  --------------------------------------------
                  M&T Bank Corp.                      1.91%
                  --------------------------------------------
                  Zions Bancorporation                1.89%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               GOLDMAN SACHS MID-CAP VALUE PORTFOLIO MANAGED BY
     GOLDMAN SACHS ASSET MANAGEMENT L.P. VS. RUSSELL MIDCAP VALUE INDEX/1/
                           Growth Based on $10,000+

 LOGO


    -------------------------------------------------------------
                                  Average Annual Return/3/
                                  (for the period ended 6/30/05)
    -------------------------------------------------------------
                                  1 Year    Since Inception/4/
    -------------------------------------------------------------
    Goldman Sachs Mid-Cap Value
--  Portfolio--Class A            20.97%         28.47%
    Class B                       20.74%         28.23%
    -------------------------------------------------------------
- - Russell Midcap Value Index/1/ 21.80%         24.63%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

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HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW
Much negative news has come from Europe lately, casting doubt on true European economic unification. First--a very important development that has received little attention here--France and Germany prevented liberalization of EU Services. Their trade unions feared competition from lower priced service providers from Eastern Europe and slammed the brakes on this important step toward economic unification. This news seems minor in comparison to the French and Dutch voters' rejection of the new EU Constitution. This rather opaque document seems to have been attacked from both the left and the right, and we believe it is effectively finished.

These setbacks reflect a great deal of soul-searching in Europe. Old Europe, unable to adapt to any type of effective free market reforms, is being smothered by low growth and double-digit unemployment. Little, if any, new capital has been invested in countries like France, Germany, and Italy because private investors sense an uncomfortable business environment that is in desperate need of change. Against this backdrop, the fall of the Euro is very understandable. Because the economic environment in Western Europe is dire, it has caused a fire sale of blue chip share prices. Many firms, though based in Old Europe, have revenues from all over the world, and they can provide excellent value. This is how we, as bottom up, value-oriented investors, can profit from patience. And, on a positive note, maybe a new government in Germany (elections will occur this fall) will brighten real reform prospects in Europe.

PORTFOLIO PERFORMANCE REVIEW
As of the half-year ended June 30, 2005, the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index)/1/ returned -0.85%. During this same period, your Portfolio Class B shares outperformed the index with a 1.82% return, primarily attributable to stock selection in Germany and an under-weight allocation to Japan. In addition, the currency hedge positions benefited from the appreciation of the U.S. Dollar relative to the British Pound and the Swiss Franc. The greatest detractors from performance during the quarter were due to stock selection in Japan and in the U.K.

Individual securities that contributed to performance most significantly during the first half of 2005 were the two European securities exchanges:
Frankfurt-based Deutsche Boerse AG and Paris-based Euronext N.V. The market has anticipated for several years the acquisition of London Stock Exchange by one of the two cash-rich European exchanges. In January, Deutsche Boerse AG extended a takeover bid for LSE, to which Euronext responded with a proposed merger plan, but no official offer as of yet. Deutsche Boerse AG withdrew its bid several weeks later. The market is very pleased with this opportunity for both of the exchanges to improve their capital structure, whether via the acquisition of LSE or the buyback of shares in the absence of a bid.

The largest detractor from performance during the period was Japanese engineering outsourcing company Meitec Corp. Meitec Corp's outplacement business, Drake Beam Morin, Inc., has underperformed expectations as Japanese corporations have been trending toward permanent hires due to the more optimistic macro environment.

OUTLOOK
We have initiated a number of new positions in Japan during the period: Honda Motor Co., Ltd. which we believe to be one of the best managed companies in the automotive industry; Rohm Co., Ltd. a global leader in integrated chips and electronic components with a terrific record of profitability and return on capital; consumer products company Uni-Charm Corp., the Japanese leader in baby diapers and hygiene products; Kao Corp., consumer products producer with strong market positions; and NTT DoCoMo Inc., Japan's largest wireless service provider which trades at roughly 8.5 times our estimate of current year operating profit. As a result, the Portfolio's weighting in Japan has grown to nearly 15 percent--the highest weighting we've ever had in Japan. We are very excited to find so many quality Japanese companies that sell at attractive prices and are run by managements who are shareholder-oriented.

We remain excited about the value and quality of the names in the Portfolio. Thank you for your continued confidence and support.

DAVID G. HERRO
MICHAEL J. WELCH
Portfolio Managers
HARRIS ASSOCIATES L.P.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  GlaxoSmithKline Plc                 3.63%
                  --------------------------------------------
                  Bayerische Motoren Werke (BMW) AG   3.36%
                  --------------------------------------------
                  SK Telecom Co., Ltd.                3.31%
                  --------------------------------------------
                  Diageo Plc                          3.14%
                  --------------------------------------------
                  Takeda Pharmaceutical Co., Ltd.     3.10%
                  --------------------------------------------
                  Bank of Ireland                     2.91%
                  --------------------------------------------
                  Nestle S.A.                         2.86%
                  --------------------------------------------
                  Deutsche Boerse AG                  2.84%
                  --------------------------------------------
                  Novartis AG                         2.66%
                  --------------------------------------------
                  Euronext N.V.                       2.62%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               HARRIS OAKMARK INTERNATIONAL PORTFOLIO MANAGED BY
                 HARRIS ASSOCIATES L.P. VS. MSCI EAFE INDEX/1/
                           Growth Based on $10,000+

 LOGO

    -------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/05)
    -------------------------------------------------------------
                                 1 Year 3 Year Since Inception/3/
    -------------------------------------------------------------
    Harris Oakmark International
    Portfolio--Class A           15.85% 12.70%       9.50%
--  Class B                      15.50% 12.42%      11.26%
    Class E                      15.57% 12.50%      10.40%
    -------------------------------------------------------------
- - MSCI EAFE Index/1/           14.13% 12.51%      10.67%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                  FOR THE PERIOD ENDED 6/30/05
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW
The Portfolio's Class B shares gained 0.53% for six months ended June 30, 2005, versus its benchmark, the S&P 500 Index, which returned -0.81%.

PORTFOLIO POSITIONING IN A CHALLENGING ECONOMIC ENVIRONMENT
Over the past six months, the U.S. economy saw a number of gyrations. Gross Domestic Product (GDP) in the fourth quarter of 2004 was much better than expected, but GDP in the first quarter of 2005 was weaker than forecasted. The Federal Reserve raised interest rates over a series of meetings; however, bond and mortgage rates remained stubbornly low. The consumer continued to surprise skeptics by spending heartily on new homes, cars, and other goods despite higher gasoline prices and tepid job growth; while corporate America was stingy in capital outlays.

Given the continued lack of corporate capital spending, weak job creation, and potential negative impact higher interest rates may have on the economy, my strategy over the past six months was to increase portfolio exposure to growth companies that are less reliant upon the economy and away from more cyclical, industrial stocks. For example, in looking at the strongest positive contributors to performance, 9 out of 10 stocks were in areas that were generally less economically sensitive.

STRONG PERFORMERS INCLUDE RETAIL AND HEALTH-RELATED COMPANIES
Upward sales trends--and cool fashion trends--provided a brisk tailwind for Abercrombie & Fitch Co.--Class A, which was the single largest contributor to the Portfolio's performance during the period. The specialty retailer sells casual apparel for men, women and children in 700 stores across the country. Under the leadership of a new chief operating officer, Abercrombie & Fitch Co.--Class A, has added to sales staff, which has boosted store productivity. We believe Abercrombie & Fitch Co.'s management team is focusing on operations in a positive way, which should continue to yield positive results going forward.

Another strong contributor was Genentech, Inc., a bio-technology firm with a focus on cancer products. The company completed several studies with favorable outcomes, including the use of Avastin for extending survival among patients inflicted with non-small cell lung cancer and Herceptin in the adjuvant breast cancer setting. We believe these drugs will provide long-term growth of revenue and profits, while enabling Genentech, Inc., to reinvest in research for future therapies. Roche Holding AG, a Swiss pharmaceutical company which owns 56% of Genentech, Inc., was also among our top performers as it holds the European and Japanese distribution rights to these drugs.

Elsewhere in healthcare, UnitedHealth Group, Inc. continued to have a positive impact on the Portfolio. The company capitalizes on the increasing utilization of healthcare and corporate America's desire to share more healthcare costs with its employees. Pricing has been strong for managed care as increases have been passed on in the form of higher copays and tiered drug pricing, while underlying costs have been very tightly controlled. Finally, we anticipate that UnitedHealth Group, Inc's merger with Oxford Health Plans should enable UnitedHealth Group, Inc. to gain a market-leading position in New England and cut costs as the company's call centers and information systems are consolidated.

In another take on healthy living, Whole Foods Markets, Inc., the leading organic and natural foods retailer, continued to be one of the most exciting and best-performing investments in the Portfolio. The company is refining its store model to a larger format with unique fresh food offerings that generate excitement and intense loyalty among its customers. These new stores are generating more sales per square foot than the smaller stores and are providing better-than-expected same-store sales as they mature. With only 168 stores nationwide, I believe Whole Foods has tremendous growth potential over the next several years as the company penetrates new markets and continues to invest in existing locations.

UNFORESEEN EVENTS AND COMPETITIVE FEARS PRESSURED SELECT HOLDINGS
Healthcare stocks, while important to positive results, also provided disappointment during the period. The largest performance detractor was Elan Plc. The biopharmaceutical firm's shares plunged after the company announced it was withdrawing Tysabri, a multiple sclerosis drug, from the market after two patients taking the drug succumbed to a rare brain infection. We had estimated the drug's potential to be over $2 billion prior to this event, but elected to liquidate the position as the investment thesis for Elan disappeared.

Competitive fears in two different industries also hurt our performance. High-end stereo and infotainment equipment maker Harman International Industries, Inc., declined on news that Mercedes-Benz had awarded a car-systems contract to a competitor. Also, reports of weak U.S. automobile sales weighed on the shares. McAfee Inc., an anti-virus and security software vendor, suffered when Microsoft Corp., announced a series of acquisitions and new product introductions aimed at the company's offerings.

INVESTMENT STRATEGY AND OUTLOOK
Looking ahead, in my opinion the economy is being pressured by several factors:
Corporate profits may be under pressure due to rising interest rates and raw material costs; record consumer debt levels and high gasoline prices may finally take a toll on consumer spending; and tepid economic news from Europe and Japan could crimp U.S. export demand. In this environment, I expect to see the market gravitate toward companies that provide strong earnings despite these headwinds, so the Portfolio remains invested predominantly in stocks that we believe can grow organically and return shareholder value through intelligent capital allocation.

Thank you for your continued confidence and investment in the Portfolio.

CLAIRE YOUNG
Portfolio Manager
JANUS CAPITAL MANAGEMENT LLC

--------------------------------------------------------------------------------

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JANUS AGGRESSIVE GROWTH PORTFOLIO                  FOR THE PERIOD ENDED 6/30/05
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Yahoo!, Inc.                       3.11%
                  -------------------------------------------
                  Abercrombie & Fitch Co.--Class A   2.89%
                  -------------------------------------------
                  Roche Holdings AG                  2.70%
                  -------------------------------------------
                  Celgene Corp.                      2.70%
                  -------------------------------------------
                  Whole Foods Market, Inc.           2.52%
                  -------------------------------------------
                  Four Seasons Hotels, Inc.          2.26%
                  -------------------------------------------
                  UnitedHealth Group, Inc.           2.24%
                  -------------------------------------------
                  Cisco Systems, Inc.                2.04%
                  -------------------------------------------
                  Research In Motion, Ltd.           2.01%
                  -------------------------------------------
                  Alcon, Inc.                        1.99%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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                                      11

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                  FOR THE PERIOD ENDED 6/30/05
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 JANUS AGGRESSIVE GROWTH PORTFOLIO MANAGED BY
               JANUS CAPITAL MANAGEMENT LLC VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

 LOGO

    --------------------------------------------------------
                               Average Annual Return/2/
                            (for the period ended 6/30/05)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/3/
    --------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A      5.48%  7.05%        1.01%
--  Class B                 5.25%  6.77%       -6.01%
    Class E                 5.38%     --       14.66%
    --------------------------------------------------------
- - S&P 500 Index/1/        6.32%  8.28%       -1.43%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Under the weight of waning fiscal stimulus and rising energy prices, real Gross Domestic Product (GDP) moderated during the first half of 2005 to about a 3.7 percent annualized rate from a 4.4 percent rate in 2004. Contributing to this still above-trend growth rate of economic activity, consumer spending during the first half grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates. Although corporate fundamentals remained strong, this modest economic slowing, rising energy prices, and increasing short-term interest rates raised investor concerns so that in the six-month period ended June 30, 2005, equities were caught in a sea of confluences and drifted marginally lower.

Perhaps the most significant development in the first half of 2005 was the flattening of the yield curve, the distribution of Treasury bond yields across maturities. Federal Reserve Board (the Fed) Chairman Alan Greenspan now famously referred to the failure of long-term yields to adjust upward with the Fed's tightening campaign as a "conundrum." Specifically, although the Fed raised short-rates 100 basis points, long-term yields declined by about 25 basis points. So although the Fed desired to extract excess liquidity from the economy, borrowing costs actually fell.

With the decline in long-term yields, mortgage rates also softened, which lifted housing demand. The surge in residential investments sent median home prices soaring at the fastest rate in 25 years. Ultimately, fears of a real estate bubble helped to pare equity gains despite the still-strong economy and corporate earnings reports. Indeed, were it not for steady earnings growth and the surging corporate cash flows that accompanied them, equities would surely have suffered more under the weight of such concerns. As it is, these still-positive fundamentals allowed the market, later in the second quarter, to rebound almost enough to recover its earlier losses.

Using the S&P 500 Index/1/ as a proxy, the preliminary figures on corporate earnings show an expansion of some 15 percent from year-ago levels, significantly outstripping its lagging equity prices, bringing down its price-to-earnings ratio to the lowest level since 1997, and developing good value, especially relative to still low yields in the bond market. In the first two months of 2005, surging crude prices lifted the earnings of energy companies and their equities. Interestingly, the utilities sector, which tends to outperform in periods of economic weakness, was the second best performing sector in the large-cap dominated S&P 500 Index. And although consumer spending grew unrelentingly in the face of a series of adverse shocks, consumer discretionary stocks stumbled, effectively ignoring the consumer's vitality. The worst performing sector was clearly materials, as the cost of raw goods eroded the earnings power of their otherwise robust revenue growth. Correspondingly, risk-averse investors and their value bias fared much better than those seeking to capture a premium over the undervalued market by purchasing "growthier" names. In a clear shift to dividends and defensive sectors, mid-caps dominated the capitalization spectrum, trailed by large-caps, and then small-caps.

PORTFOLIO REVIEW
By returning 0.96% the Lord Abbett America's Value Portfolio--Class B shares outperformed its benchmark, the S&P 500 Index, which returned (0.80)%.

EQUITY COMPONENT
Stock selection within the consumer discretionary and financials sectors combined to aid relative performance. Specifically, shares of May Department Stores Co. (2.8 percent of portfolio weighting) rose following the announcement of a takeover by competitor Federated Department Stores. Also PanAmSat Holdings Corp. (3.0 percent of portfolio weighting), which has a current dividend yield of approximately 8.0 percent--performed well since its initial public offering in March.

An overweight position within the utilities sector also helped earnings as the electric utilities industry performed well during the six-month period ended June 30, 2005.

An overweight position within the materials sector and stock selection within the information technology sector hurt Portfolio performance relative to its benchmark. In the materials sector, overweight positions in the chemical industry and in the paper & forest products industry relative to the benchmark, were the primary detractors for the Portfolio due to increased fears of a slower economy, which might lead to weakening demand for these companies.

Also, Avaya, Inc. (0.9 percent of portfolio weighting) hurt performance after it warned that 2005 results will fall short of revenue targets because of slower U.S. telephony equipment sales and disruption from a recent European acquisition.

BOND COMPONENT
Over the first few months of the year, higher short-term rates decreased potential returns for convertible arbitrageurs and prompted some liquidation by hedge funds. Convertible securities were able to rebound strongly off the low levels reached in April. Although we may see some further liquidations at the margin, we believe this activity has squeezed rich valuations out of the market, leaving a more constructive investment environment than we have seen for some time.

Over the six-month period ended June 30, 2005, we increased our Mortgage Backed securities position. This increase was the result of our additions to this segment of the market, as well as the strength of mortgages and high grade bonds during the period. These relatively long-dated securities rallied as the yield curve continued to flatten.

A significant detractor from performance was our minimal weight in long-dated treasury securities. As the yield curve flattened, these securities outperformed other fixed income investments. We continue to believe there is limited opportunity within this sector of the market, despite its strong recent performance.

--------------------------------------------------------------------------------

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LORD ABBETT AMERICA'S VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



OUTLOOK
In the equities market, we believe that we are in the middle of an economic expansion cycle, which is progressing unevenly across industries. There are pockets of supply/demand imbalances that are allowing some of our portfolio companies to raise prices, leading to rising profitability. These pockets include such diverse areas as oilfield services, crop nutrients, and plywood. There are also some portfolio companies whose profitability is rising due to strong and/or improving demand for their offerings such as security software, large-scale truck engines, and eye care solutions. Finally, there are individual company situations where extreme pessimism has created valuations that do not reflect improving fundamentals. We continue to find and invest the Portfolio's assets in all of these types of situations.

We believe that strong economic conditions and low interest rates continue to be supportive of the credit markets. In the high yield area, we feel that credit conditions are still relatively benign and should remain so for the near future. Low default rates, high liquidity levels, and a stable economy remain supportive of favorable returns. Further, high yield securities tend to be less sensitive to interest rate movements than investment grade securities, and therefore can provide good returns even if long rates back up. We are also finding better value in convertible securities. We expect interest rates to drift upwards modestly, as yields on the 10-year Treasury begin to reflect more realistic economic expectations. Consequently, we are finding limited opportunity in long-dated securities. We anticipate continued measured increases in interest rates by the Federal Reserve Board, although these actions are increasingly data dependent.

TEAM MANAGED
NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. EDWARD K. VON DER LINDE AND CHRISTOPHER J. TOWLE HEAD THE TEAM AND ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. MESSRS. VON DER LINDE AND TOWLE, PARTNERS OF LORD ABBETT, HAVE BEEN WITH LORD ABBETT SINCE 1988 AND 1987 RESPECTIVELY.

The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (6.00%, 02/01/34)   2.77%
         -------------------------------------------------------------
         SBC Communications, Inc.                             2.42%
         -------------------------------------------------------------
         Tupperware Corp.                                     2.30%
         -------------------------------------------------------------
         Ameren Corp.                                         2.27%
         -------------------------------------------------------------
         NiSource, Inc.                                       2.20%
         -------------------------------------------------------------
         PanAmSat Holding Corp.                               2.14%
         -------------------------------------------------------------
         Bristol-Myers Squibb Co.                             2.13%
         -------------------------------------------------------------
         R.R. Donnelley & Sons Co.                            2.08%
         -------------------------------------------------------------
         Puget Energy, Inc.                                   2.04%
         -------------------------------------------------------------
         May Department Stores Co.                            2.01%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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LORD ABBETT AMERICA'S VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


LORD ABBETT AMERICA'S VALUE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC VS. S&P
                                 500 INDEX/1 /
                           Growth Based on $10,000+

 LOGO

    ---------------------------------------------------------------------
                                          Average Annual Return/2/
                                          (for the period ended 6/30/05)
    ---------------------------------------------------------------------
                                          1 Year    Since Inception/3/
    ---------------------------------------------------------------------
    Lord Abbett America's Value Portfolio
--  Class B                               12.49%         18.26%
    ---------------------------------------------------------------------
- - S&P 500 Index/1/                       6.32%         14.84%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

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

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LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Since January, the Federal Reserve Board (the Fed) has raised interest rates four times to 3.25 percent and oil prices have remained elevated, hitting over $60 a barrel in late June. High yield and investment grade bonds have done well, while convertible securities have struggled. For the six-month period ended June 30, 2005, the CSFB High Yield Index/1/ posted a +0.77 percent return (the Merrill Lynch High Yield Master II Index/2/ posted a +1.13 percent return) and the Lehman Aggregate Index/3/ rose 2.51 percent. The Merrill Lynch All Convertibles Index/4/ returned -3.45 percent, uncharacteristically underperforming the S&P 500 Index/5/ in a down market. The S&P 500 Index was down 0.81 percent during the six-month period. Although convertibles have rebounded significantly since their low in April, they still have not made up all the lost ground for the year.

Higher-rated credits have outperformed lower-rated credits in both the high yield and convertible markets. Within the high yield market, BB-rated bonds outperformed B-rated, which outperformed the CCC-rated. In the convertible market, the investment grade issues beat speculative grade issues as well. While rates on the 3-month Treasury rose 89 basis points during this six-month period ended June 30, 2005, the 10-Year Treasury fell 34 basis points to a yield of below 4 percent during this same period, continuing the flattening of the yield curve.

PORTFOLIO REVIEW
By returning (0.24)% during the period the Lord Abbett Bond Debenture Portfolio--Class A shares underperformed its benchmark, the CSFB High Yield Index, which returned 0.77% for the six month period ending June 30, 2005.

Over the first quarter higher short-term rates decreased potential returns for convertible arbitrageurs and prompted some liquidation by hedge funds. Convertible securities were able to rebound strongly off the low levels reached in April. Although we may see some further liquidations at the margin, we believe this activity has squeezed rich valuations out of the market, leaving a more constructive investment environment than we have seen for some time.

A significant detractor from relative performance was our minimal weight in long-dated treasury securities. As the yield curve flattened, these securities outperformed other fixed income investments. We continue to believe there is limited opportunity within this sector of the market, despite its strong recent performance.

OUTLOOK
Our expectations are somewhat more optimistic than the general market consensus. In our opinion, the US economy is considerably more stable than the market appears to be discounting. We believe that US Gross Domestic Product growth will continue in the range of 3.0-3.5 percent.

We expect interest rates to drift upwards modestly, as yields on the 10-year Treasury begin to reflect more realistic economic expectations. Consequently, we are finding limited opportunity in long-dated securities. We anticipate continued measured increases in interest rates by the Fed, although we believe these actions are increasingly data dependent.

We believe that strong economic conditions and low interest rates are supportive of the credit markets. In the high yield area, we feel that credit conditions are still relatively benign and should remain so for the near future. Low default rates, high liquidity levels, and a stable economy remain supportive of favorable returns. Further, high yield securities tend to be less sensitive to interest rate movements than investment grade securities, and therefore can provide good returns even if long rates back up. We are also finding better value in convertible securities.

TEAM MANAGED
Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Christopher J. Towle, Partner and Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

The views of Lord, Abbett & Co. LLC and the portfolio's holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Note (4.375%, 05/15/07)                   1.92%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 11/01/34)      1.06%
        ----------------------------------------------------------------
        U.S. Treasury Note (5.00%, 02/15/11)                    0.91%
        ----------------------------------------------------------------
        General Motors Acceptance Corp. (7.25%, 03/02/11)       0.73%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (5.50%, 2/15/06)       0.70%
        ----------------------------------------------------------------
        Qwest Capital Funding, Inc. (7.90%, 08/15/10)           0.69%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 11/01/33)      0.65%
        ----------------------------------------------------------------
        Insight Communications, Inc. (0.00%/12.25%, 02/15/11)   0.62%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 08/1/34)       0.62%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 03/1/33)       0.62%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


  LORD ABBETT BOND DEBENTURE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC, VS. LEHMAN BROTHERS AGGREGATE BOND INDEX/3/ AND CREDIT SUISSE FIRST BOSTON HIGH
                                YIELD INDEX/1/
                           Growth Based on $10,000+

 LOGO

    ------------------------------------------------------------------
                                      Average Annual Return/6/
                                   (for the period ended 6/30/05)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/7/
    ------------------------------------------------------------------
    Lord Abbett Bond
    Debenture
--  Portfolio--Class A          7.37%  9.84%  5.84%       7.45%
    Class B                     7.19%  9.61%    --        6.18%
    Class E                     7.19%  9.70%    --        7.76%
    ------------------------------------------------------------------
    Lehman Brothers
- - Aggregate Bond Index/3/     6.81%  5.76%  7.14%       7.03%
    ------------------------------------------------------------------
    Credit Suisse First Boston
--  High Yield Index/1/        10.08% 14.11%  8.51%       7.32%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and Yankee high-yield bonds (dollar-denominated bonds issued in the U.S. by foreign banks and corporations), including deferred-interest bonds and payment in-kind securities. Issues included in the index have maturities of one year or more, and have a credit rating lower than BBB-/Baa3, but are not in default.

/3/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/4/Merrill Lynch All U.S. Convertible Securities Index is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The Index does not include fees or expenses and is not available for direct investment.

/5/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as

--------------------------------------------------------------------------------

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LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the Prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Under the weight of waning fiscal stimulus and rising energy prices, real Gross Domestic Product (GDP) moderated during the first half of 2005 to about a 3.7 percent annualized rate from a 4.4 percent rate in 2004. Contributing to this still above-trend growth rate of economic activity, consumer spending during the first half grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates. Although corporate fundamentals remained strong, this modest economic slowing, rising energy prices, and increasing short-term interest rates raised investor concerns so that in the six-month period ended June 30, 2005, equities were caught in a sea of confluences and drifted marginally lower.

Perhaps the most significant development in the first half of 2005 was the flattening of the yield curve, the distribution of Treasury bond yields across maturities. Federal Reserve Board (the Fed) Chairman Alan Greenspan now famously referred to the failure of long-term yields to adjust upward with the Fed's tightening campaign as a "conundrum." Specifically, although the Fed raised short-rates 100 basis points, long-term yields declined by about 25 basis points. So although the Fed desired to extract excess liquidity from the economy, borrowing costs actually fell.

With the decline in long-term yields, mortgage rates also softened, which lifted housing demand. The surge in residential investments sent median home prices soaring at the fastest rate in 25 years. Ultimately, fears of a real estate bubble helped to pare equity gains despite the still-strong economy and corporate earnings reports. Indeed, were it not for steady earnings growth and the surging corporate cash flows that accompanied them, equities would surely have suffered more under the weight of such concerns. As it is, these still-positive fundamentals allowed the market, later in the second quarter, to rebound almost enough to recover its earlier losses.

Using the S&P 500 Index/1/ as a proxy, the preliminary figures on corporate earnings show an expansion of some 15 percent from year-ago levels, significantly outstripping its lagging equity prices, bringing down its price-to-earnings ratio to the lowest level since 1997, and developing good value, especially relative to still low yields in the bond market. In the first two months of 2005, surging crude prices lifted the earnings of energy companies and their equities. Interestingly, the utilities sector, which tends to outperform in periods of economic weakness, was the second best performing sector within the large-cap dominated S&P 500 Index. And although consumer spending grew unrelentingly in the face of a series of adverse shocks, consumer discretionary stocks stumbled, effectively ignoring the consumer's vitality. The worst performing sector was clearly materials, as the cost of raw goods eroded the earnings power of their otherwise robust revenue growth. Correspondingly, risk-averse investors and their value bias fared much better than those seeking to capture a premium over the undervalued market by purchasing "growthier" names. In a clear shift to dividends and defensive sectors, mid-caps dominated the capitalization spectrum, trailed by large-caps, and then small-caps.

PORTFOLIO REVIEW
By returning (2.92)% during the period the Lord Abbett Growth and Income Portfolio--Class A shares underperformed its benchmark, the S&P 500 Index, which returned (0.80)% for the six month period ending June 30, 2005.

Stock selection within the producer durables sector detracted from performance relative to the S&P 500 Index during the six-month period ended June 30, 2005. Stocks within this sector were negatively affected due to the impact of high-energy costs and concerns among some about a possible economic slowdown. These concerns are reflected in stock prices and are somewhat overdone. Early in the period, Deere (2.1 percent of portfolio weighting) met profit expectations, but concerns (which we do not embrace) arose about the sustainability of current strong farm equipment sales. Xerox (0.9 percent of portfolio weighting) did not meet first quarter profit expectations due to declines in equipment sales, but recovered recently on analyst upgrades. Within the utilities sector, Comcast (1.4 percent of portfolio weighting) hurt performance as shares fell early in the second quarter due to a lowered earnings forecast and the acquisition of Adelphia. In addition, the Portfolio's overweight within the materials and processing sector, relative to the index, detracted from performance. Finally, stock selection within the financial services sector negatively affected performance relative to the benchmark. Shares of Bank of New York (1.2 percent of portfolio weighting) had absolute negative returns, and the Portfolio's underexposure in the sector, relative to the Index, was also a detractor.

Stock selection within the technology sector contributed positively to performance during the six-month period ended June 30, 2005. Apple Computer (0.0 percent of portfolio weighting) and Motorola (1.8 percent of portfolio weighting) both experienced strong product sales. Within the consumer discretionary sector, the Portfolio's relative sector underweight aided performance. In addition, stock selection within the auto and transportation sector also helped performance where the Portfolio avoided the worst falls of the autos during the middle of the six-month period ended June 30, 2005.

OUTLOOK
Looking forward, we anticipate an environment with pockets of real strength and others of weakness. Overall profits will continue their upward trend, but specific industries and companies are doing far better than some that have suffered disappointments. Today's environment is a very mixed picture, and we have had our portion of good investments as well as other companies that have stumbled.

The Portfolio holds many companies marked by limited capacity in the face of rising final demand for their products. This translates into pricing power, and pricing power generally leads to higher earnings and stock prices, especially if coupled with cheap stocks. At the same time we continue to reduce exposure in industries and companies that are over earning and have excess capacity. Banks are a particular case in point.

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                                      19

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



Many companies in the Portfolio are seriously under earning relative to their potential and catalysts are in place, such as new management, that may lead to real improvement in profits. These are unique pockets of opportunity that should pay off well. Among these are industrial and capital goods companies, together with some basic materials companies. Despite overcapacity within the technology sector, there are some select opportunities where new but proven management is at the helm and hard at work to potentially raise profitability.

Health care was the largest sector weighting at the end of the second quarter. Historically, good quality health care companies tended to sell at high prices and growth valuations. Today, the opposite is true. A drought in new product introductions, patent expirations, product recalls, and various other well publicized events have occurred driving valuations down to levels unseen for decades. Not well publicized are enormous research efforts that have tended over time to yield important new therapies, leading to major profit gains. Investors can buy high quality pharmaceutical companies today at valuations below many regulated electric utilities. This is unique and an extraordinary investment opportunity in our view.

TEAM MANAGED
NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. ELI M. SALZMANN AND SHOLOM DINSKY HEAD THE TEAM AND HAVE THE JOINT AND PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. THE OTHER SENIOR MEMBERS OF THE TEAM ARE: ROBERT G. MORRIS, W. THOMAS HUDSON, JR. AND KENNETH G. FULLER. MESSRS. DINSKY, HUDSON, MORRIS, AND SALZMANN ARE PARTNERS OF LORD ABBETT. MESSRS. HUDSON, SALZMANN, AND MORRIS DINSKY, AND FULLER HAVE BEEN WITH LORD ABBETT SINCE 1982, 1997, 1991, 2000 AND 2002 RESPECTIVELY.

The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     ExxonMobil Corp.             6.20%
                     -------------------------------------
                     General Electric Co.         2.96%
                     -------------------------------------
                     Pfizer, Inc.                 2.70%
                     -------------------------------------
                     Wyeth                        2.40%
                     -------------------------------------
                     Kraft Foods, Inc.--Class A   2.32%
                     -------------------------------------
                     Novartis AG (ADR)            2.17%
                     -------------------------------------
                     Deere & Co.                  2.14%
                     -------------------------------------
                     Schlumberger, Ltd.           2.05%
                     -------------------------------------
                     Newmont Mining Corp.         1.92%
                     -------------------------------------
                     J.P. Morgan Chase & Co.      1.90%
                     -------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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                                      20

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              LORD ABBETT GROWTH AND INCOME PORTFOLIO MANAGED BY
                  LORD, ABBETT & CO. LLC VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

 LOGO

    ------------------------------------------------------------
                               Average Annual Return/2/
                            (for the period ended 6/30/05)
    ------------------------------------------------------------
                                                       Since
                       1 Year 3 Year 5 Year 10 Year Inception/3/
    ------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A  5.65%  8.33%  5.42%  10.68%    11.93%
    Class B             5.40%  8.06%    --      --      5.37%
    ------------------------------------------------------------
- - S&P 500 Index/1/    6.32%  8.28% -2.38%   9.94%    10.61%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the Prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Under the weight of waning fiscal stimulus and rising energy prices, real Gross Domestic Product (GDP) moderated during the first half of 2005 to about a 3.7 percent annualized rate from a 4.4 percent rate in 2004. Contributing to this still above-trend growth rate of economic activity, consumer spending during the first half grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates. Although corporate fundamentals remained strong, this modest economic slowing, rising energy prices, and increasing short-term interest rates raised investor concerns so that in the six-month period ended June 30, 2005, equities were caught in a sea of confluences and drifted marginally lower.

Perhaps the most significant development in the first half of 2005 was the flattening of the yield curve, the distribution of Treasury bond yields across maturities. Federal Reserve Board (the Fed) Chairman Alan Greenspan now famously referred to the failure of long-term yields to adjust upward with the Fed's tightening campaign as a "conundrum." Specifically, although the Fed raised short-rates 100 basis points, long-term yields declined by about 25 basis points. So although the Fed desired to extract excess liquidity from the economy, borrowing costs actually fell.

With the decline in long-term yields, mortgage rates also softened, which lifted housing demand. The surge in residential investments sent median home prices soaring at the fastest rate in 25 years. Ultimately, fears of a real estate bubble helped to pare equity gains despite the still-strong economy and corporate earnings reports. Indeed, were it not for steady earnings growth and the surging corporate cash flows that accompanied them, equities would surely have suffered more under the weight of such concerns. As it is, these still-positive fundamentals allowed the market, later in the second quarter, to rebound almost enough to recover its earlier losses.

Using the S&P 500 Index/1/ as a proxy, the preliminary figures on corporate earnings show an expansion of some 15 percent from year-ago levels, significantly outstripping its lagging equity prices, bringing down its price-to-earnings ratio to the lowest level since 1997, and developing good value, especially relative to still low yields in the bond market. In the first two months of 2005, surging crude prices lifted the earnings of energy companies and their equities. Interestingly, the utilities sector, which tends to outperform in periods of economic weakness, was the second best performing sector within the large-cap dominated S&P 500 Index. And although consumer spending grew unrelentingly in the face of a series of adverse shocks, consumer discretionary stocks stumbled, effectively ignoring the consumer's vitality. The worst performing sector was clearly materials, as the cost of raw goods eroded the earnings power of their otherwise robust revenue growth. Correspondingly, risk-averse investors and their value bias fared much better than those seeking to capture a premium over the undervalued market by purchasing "growthier" names. In a clear shift to dividends and defensive sectors, mid-caps dominated the capitalization spectrum, trailed by large-caps, and then small-caps.

PORTFOLIO REVIEW
By returning (1.17)% the Lord Abbett Growth Opportunities Portfolio--Class B shares underperformed its benchmark, the Russell Midcap Growth Index/2/ which returned 1.70% for the six month period ending June 30, 2005.

The greatest detractor from performance relative to the Index for the six-month period was stock selection within the financial services sector. The flattening of the yield curve hurt banks within the financial services sector, in particular, Investors Financial Services Corp. (0.7 percent of Portfolio weighting), a bank and trust company that provide securities processing services, and CapitalSource, Inc. (0.7 percent of Portfolio weighting), a specialized commercial finance company. Stock Selection within the technology sector also detracted from the Portfolio's overall performance relative to the benchmark. Enterprise Voice Over Internet Protocol (VoIP) equipment maker Avaya, Inc. (0.8 percent of Portfolio weighting), experienced setbacks from lagging product sales and higher non-cash expenses relating to a recent acquisition.

The largest contributor to performance relative to the index was stock selection within the utilities sector, particularly telecommunications. Long-term holdings of Nextel Partners, Inc. (1.5 percent of Portfolio weighting), a wireless communications services provider, continued to benefit from the expansion of wireless services to smaller markets. Shares of Cablevision System Corp.--NY Group--Class A (1.1 percent of Portfolio weighting), a leading cable company, rose as plans for the company to go private were released. Also contributing to performance was ITT Industries, Inc. (1.4 percent of Portfolio weighting), a global industrial company that provides services and products across multiple markets. Shares of ITT Industries reached new highs after the company announced strong first quarter profits, as a result of strong sales and growth within their wastewater and defense segments.

OUTLOOK
While the economic expansion remains solid, we believe that higher commodity prices and rising interest rates will slow Gross Domestic Product (GDP) growth in 2005 and 2006. Additionally, we believe that economic growth is decelerating more rapidly than is commonly perceived. This deceleration is likely to affect industrial commodity prices, which are currently at record levels. Therefore, we are trimming several industrial companies, such as machinery and steel processing and becoming overweight in later cycle areas. We are also taking advantage of market pullbacks to boost our commitment to several traditional growth industries, such as healthcare, technology, education, and business services. We are reducing exposure to brokerage services, investment management, and online trading companies.

TEAM MANAGED
Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Portfolio. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999. Before joining Lord Abbett, Mr. Ferguson was a Portfolio Manager/Senior Vice President at Lynch & Mayer, Inc.

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                                      22

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Invitrogen Corp.                        2.12%
                ------------------------------------------------
                CACI International, Inc.                2.00%
                ------------------------------------------------
                Halliburton Co.                         1.91%
                ------------------------------------------------
                Community Health Systems, Inc.          1.83%
                ------------------------------------------------
                Weatherford International, Ltd.         1.62%
                ------------------------------------------------
                Jacobs Engineering Group, Inc.          1.62%
                ------------------------------------------------
                Fisher Scientific International, Inc.   1.59%
                ------------------------------------------------
                Alliance Data Systems Corp.             1.52%
                ------------------------------------------------
                CIT Group, Inc.                         1.51%
                ------------------------------------------------
                Nextel Partners, Inc.                   1.48%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO MANAGED BY
           LORD, ABBETT & CO. LLC VS. RUSSELL MIDCAP GROWTH INDEX/2/
                           Growth Based on $10,000+

 LOGO

    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                     (for the period ended 6/30/05)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/4/
    -----------------------------------------------------------------
    Lord Abbett Growth Opportunities
    Portfolio--Class A                7.84%  9.64%       1.80%
--  Class B                           7.50%  9.28%       0.41%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/2/   10.87% 14.86%       0.05%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Under the weight of waning fiscal stimulus and rising energy prices, real Gross Domestic Product (GDP) moderated during the first half of 2005 to about a 3.7 percent annualized rate from a 4.4 percent rate in 2004. Contributing to this still above-trend growth rate of economic activity, consumer spending during the first half grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates. Although corporate fundamentals remained strong, this modest economic slowing, rising energy prices, and increasing short-term interest rates raised investor concerns so that in the six-month period ended June 30, 2005, equities were caught in a sea of confluences and drifted marginally lower.

Perhaps the most significant development in the first half of 2005 was the flattening of the yield curve, the distribution of Treasury bond yields across maturities. Federal Reserve Board (the Fed) Chairman Alan Greenspan now famously referred to the failure of long-term yields to adjust upward with the Fed's tightening campaign as a "conundrum." Specifically, although the Fed raised short-rates 100 basis points, long-term yields declined by about 25 basis points. So although the Fed desired to extract excess liquidity from the economy, borrowing costs actually fell.

With the decline in long-term yields, mortgage rates also softened, which lifted housing demand. The surge in residential investments sent median home prices soaring at the fastest rate in 25 years. Ultimately, fears of a real estate bubble helped to pare equity gains despite the still-strong economy and corporate earnings reports. Indeed, were it not for steady earnings growth and the surging corporate cash flows that accompanied them, equities would surely have suffered more under the weight of such concerns. As it is, these still-positive fundamentals allowed the market, later in the second quarter, to rebound almost enough to recover its earlier losses.

Using the S&P 500 Index/1/ as a proxy, the preliminary figures on corporate earnings show an expansion of some 15 percent from year-ago levels, significantly outstripping its lagging equity prices, bringing down its price-to-earnings ratio to the lowest level since 1997, and developing good value, especially relative to still low yields in the bond market. In the first two months of 2005, surging crude prices lifted the earnings of energy companies and their equities. Interestingly, the utilities sector, which tends to outperform in periods of economic weakness, was the second best performing sector within the large-cap dominated S&P 500 Index. And although consumer spending grew unrelentingly in the face of a series of adverse shocks, consumer discretionary stocks stumbled, effectively ignoring the consumer's vitality. The worst performing sector was clearly materials, as the cost of raw goods eroded the earnings power of their otherwise robust revenue growth. Correspondingly, risk-averse investors and their value bias fared much better than those seeking to capture a premium over the undervalued market by purchasing "growthier" names. In a clear shift to dividends and defensive sectors, mid-caps dominated the capitalization spectrum, trailed by large-caps, and then small-caps.

PORTFOLIO REVIEW
By returning 2.36% the Lord Abbett Mid-Cap Value Portfolio--Class A shares underperformed its benchmark, the Russell Midcap Index/2/ which returned 3.90% for the six month period ended June 30, 2005.

Stock selection and an overweight sector weighting within the materials and processing sector combined to be the primary detractor to relative performance for the six-month period ended June 30, 2005. In particular, overweight positions within the paper, forest products and container industries hurt performance due to increased fears that a slower economy might lead to weakening demand for these products. The stock of Ball Corp (1.6 percent of portfolio weighting) declined as analysts reduced forecasted earnings growth due to lower than expected demand for beverage cans.

Within the producer durables sector, stock selection also detracted from portfolio performance relative to the benchmark. Grainger (W.W.), Inc. (1.5 percent of portfolio weighting) declined due to weaker than expected sales trends and operating margin pressure.

An overweight position within the strong performing other energy sector--specifically, the overweight position within the oil well equipment industry--was the primary contributor to portfolio performance relative to the benchmark. During this six-month period ended June 30, 2005, analysts raised earnings estimates for three portfolio holdings (Halliburton, 2.1 percent of portfolio weighting; GlobalSantaFe Corp, 2.2 percent of portfolio weighting; and Pride International, Inc., 1.6 percent of portfolio weighting) as pricing for oilfield services continued to be strong.

Also, within the health care sector, Aetna, Inc. (2.1 percent of portfolio weighting) continued to perform well as a result of continued earnings growth.

OUTLOOK
We believe that we are in the middle of an economic expansion cycle, which is progressing unevenly across industries. There are pockets of supply/demand imbalances that are allowing some of our portfolio companies to raise prices, leading to rising profitability. These pockets include such diverse areas as oilfield services, crop nutrients, and plywood. There are also some portfolio companies whose profitability is rising due to strong and/or improving demand for their offerings such as security software, large-scale truck engines, and eye care solutions. Finally, there are individual company situations where extreme pessimism has created valuations that do not reflect improving fundamentals. We continue to find and invest the Portfolio's assets in all of these types of situations.

TEAM MANAGED
NOTE TO INVESTORS: LORD ABBETT USES A TEAM OF INVESTMENT MANAGERS AND ANALYSTS ACTING TOGETHER TO MANAGE THE PORTFOLIO'S INVESTMENTS. EDWARD K. VON DER LINDE, PARTNER AND INVESTMENT MANAGER, HEADS THE TEAM. THE OTHER SENIOR MEMBERS ARE EILEEN BANKO, HOWARD E. HANSEN, AND DAVID G. BUILDER. MR. VON DER LINDE AND MR. HANSEN ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Eastman Chemical Co.        2.52%
                      ------------------------------------
                      EOG Resources, Inc.         2.29%
                      ------------------------------------
                      GlobalSantaFe Corp.         2.15%
                      ------------------------------------
                      Halliburton Co.             2.14%
                      ------------------------------------
                      Genuine Parts Co.           2.07%
                      ------------------------------------
                      R.R. Donnelley & Sons Co.   2.07%
                      ------------------------------------
                      Aetna, Inc.                 2.05%
                      ------------------------------------
                      Ameren Corp.                2.03%
                      ------------------------------------
                      Georgia-Pacific Corp.       1.99%
                      ------------------------------------
                      Bausch & Lomb, Inc.         1.99%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

 LOGO

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                                      26

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                LORD ABBETT MID-CAP VALUE PORTFOLIO MANAGED BY
          LORD, ABBETT & CO. LLC VS. INDICES 1 AND 2 (SEE FOOTNOTES)
                           Growth Based on $10,000+

 LOGO

    -----------------------------------------------------------------
                                     Average Annual Return/4/
                                  (for the period ended 6/30/05)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/5/
    -----------------------------------------------------------------
    Lord Abbett Mid-Cap Value
--  Portfolio--Class A        16.51% 13.61% 15.46%       13.51%
    Class B                   16.25% 13.31%    --        11.92%
    -----------------------------------------------------------------
    S&P MidCap 400/Barra
- - Value Index/2/            15.96% 14.68% 15.62%       12.67%
    -----------------------------------------------------------------
--  Russell Midcap Index/3/   17.12% 15.86%  7.35%        9.78%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Aggressive Strategy Portfolio outperformed its blended benchmark, year-to-date through 6/30/05, as its Class B shares 0.56% gain bested the -0.05% return of its benchmark by 61 basis points (the Aggressive Blended Benchmark/1/ is comprised of the following mix: 76% Wilshire 5000 Equity Index/2/, 19% MSCI EAFE Index/3/, and 5% Citigroup 3-Month Treasury Bill Index/4/).

Effective as of May 2, 2005 revised target asset allocation percentages were established for the Portfolio. Met Investors Advisory LLC ("the Advisor") added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, to the Portfolio in order to help broaden securities diversification in the large cap value space. In light of the new 13% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth and Income Portfolio, and the Davis Venture Value Portfolio were reduced.

In terms of relative performance for the period, the equity components proved to be the main reason for the out performance, even though the biggest equity component in the portfolio experienced difficulty through June 30, 2005. The Lord Abbett Growth and Income Portfolio's year-to-date return of -2.92% lagged the Russell 1000 Value Index by 468 basis points. Given Lord Abbett's long and successful history managing the Growth and Income Portfolio, the Advisor remains confident in this team's ability to produce consistent long-term performance. Additionally, the Van Kampen Comstock Portfolio got off to a poor start, lagging its benchmark index for the two month period. The primary detractors to performance for this Portfolio can be attributed to stock selection in the materials sector. Specifically, International Paper Company and Alcoa saw their stock prices decline significantly during this short two month period. On the positive side, portfolios practicing a value investment philosophy continued to perform well. The Goldman Sachs Mid-Cap Value Portfolio, the Jennison Growth Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong relative performance for the first six months of the year as their applicable value benchmarks were also up for the period. On the international side, the Harris Oakmark International Portfolio, performed well through June 30, 2005 outperforming its index, the MSCI EAFE Index, by 280 basis points. Additionally the RCM Global Technology Portfolio performed well, outperforming the NASDAQ Composite Index/5/ year-to-date by 57 basis points.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Van Kampen Comstock Portfolio             12.56%
               --------------------------------------------------
               Janus Aggressive Growth Portfolio         12.23%
               --------------------------------------------------
               Davis Venture Value Portfolio*            11.88%
               --------------------------------------------------
               Lord Abbett Growth and Income Portfolio   11.65%
               --------------------------------------------------
               Harris Oakmark International Portfolio     9.75%
               --------------------------------------------------
               Third Avenue Small Cap Value Portfolio     8.39%
               --------------------------------------------------
               Jennison Growth Portfolio*                 7.17%
               --------------------------------------------------
               MFS Research International Portfolio       6.81%
               --------------------------------------------------
               Harris Oakmark Focused Value Portfolio*    5.12%
               --------------------------------------------------
               Met/AIM Small Cap Growth Portfolio         4.14%
               --------------------------------------------------

* Part of Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05
 LOGO


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


   METLIFE AGGRESSIVE STRATEGY PORTFOLIO VS. AGGRESSIVE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

 LOGO

    --------------------------------------------------------------
                                         Cumulative Return/6/
                                    (for the period ended 6/30/05)
    --------------------------------------------------------------
                                          Since Inception/7/
    --------------------------------------------------------------
    MetLife Aggressive Strategy
    Portfolio--Class A                          4.67%
--  Class B                                     7.75%
    --------------------------------------------------------------
- - Aggressive Blended Benchmark/1/             8.47%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Aggressive Blended Benchmark--Comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/4/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/5/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/6/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Balanced Strategy Portfolio modestly lagged its blended benchmark, year-to-date through 6/30/05, as its Class B shares 0.68% gain trailed the 0.74% return of its benchmark by 6 basis points (the Balanced Blended Benchmark/1/ is comprised of the following mix: 52% Wilshire 5000 Equity Index/2/, 30% Lehman Brothers Universal Index/3/, 13% MSCI EAFE Index/4/, and 5% Citigroup 3-Month Treasury Bill Index/5/).

Effective as of May 2, 2005 revised target asset allocation percentages were established for the Portfolio. Met Investors Advisory LLC (the Advisor) added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, to the Portfolio in order to help broaden securities diversification in the large cap value space. In light of the new 9% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth and Income Portfolio, and the Davis Venture Value Portfolio were reduced. In addition, the Advisor added an allocation to the Salomon Brothers U.S. Government Portfolio, which pursues a short to intermediate duration strategy, as another fixed income option.

In terms of relative performance, the fixed income component of the Balanced Strategy Portfolio proved to be the main reason for the lag in performance relative to the index year-to-date through June 30, 2005. The addition of the Salomon Brothers U.S. Government Portfolio on May 2, 2005 lowered overall portfolio duration, which was a negative as most rates fell during the second quarter. Additionally, the PIMCO Inflation Protected Bond Portfolio lagged its benchmark, the Lehman Brothers U.S. TIPS Index/6/, year-to-date by 74 basis points due to a shorter duration bias and exposure to short treasury futures contracts. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to perform poorly versus the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Advisor continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The overall performance of the equity components was relatively strong even though the two biggest equity components in the Portfolio experienced difficulty year-to-date. The Oppenheimer Capital Appreciation Portfolio returned -2.27% for the period, lagging the Russell 1000 Growth Index/7/ by 55 basis points. The Lord Abbett Growth and Income Portfolio's year-to-date return of -2.92% lagged the Russell 1000 Value Index/8/ by 468 basis points. Given Lord Abbett's long and successful history managing the Growth and Income Portfolio, the Advisor remains confident in this team's ability to produce consistent long-term performance. Additionally, the Van Kampen Comstock Portfolio got off to a poor start, lagging its benchmark index for the two month period. The primary detractors to performance for this Portfolio can be attributed to stock selection in the materials sector. Specifically, International Paper Company and Alcoa saw their stock prices decline significantly during this short two month period. On the international side, the Harris Oakmark International Portfolio, performed well through June 30, 2005 outperforming its index, the MSCI EAFE Index, by 280 basis points.

On the positive side, portfolios practicing a value investment philosophy continued to perform well. It's no surprise that the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong relative performance for the first half of the year as their applicable value benchmarks were also up for the period. Lastly, while a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio rebounded strongly during the first and second quarters of 2005 achieving a 16.96% return beating the 16.09% return of the NAREIT Equity REIT Index/9/ return adding to the Balanced Portfolio's overall performance.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          9.00%
             ------------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    8.92%
             ------------------------------------------------------
             Van Kampen Comstock Portfolio                 8.79%
             ------------------------------------------------------
             Davis Venture Value Portfolio*                8.00%
             ------------------------------------------------------
             PIMCO Total Return Portfolio                  7.89%
             ------------------------------------------------------
             Lord Abbett Growth and Income Portfolio       7.85%
             ------------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      6.81%
             ------------------------------------------------------
             Harris Oakmark Focused Value Portfolio*       5.91%
             ------------------------------------------------------
             MFS Research International Portfolio          4.92%
             ------------------------------------------------------
             Salomon Brothers U.S. Government Portfolio*   4.90%
             ------------------------------------------------------

* Part of Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05
 LOGO


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE BALANCED STRATEGY PORTFOLIO VS. BALANCED BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

 LOGO

    ------------------------------------------------------------
                                      Cumulative Return/10/
                                  (for the period ended 6/30/05)
    ------------------------------------------------------------
                                       Since Inception/11/
    ------------------------------------------------------------
    MetLife Balanced Strategy
    Portfolio--Class A                        3.49%
--  Class B                                   4.89%
    ------------------------------------------------------------
- - Balanced Blended Benchmark/1/             6.75%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Balanced Blended Benchmark--Comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment. The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/Russell 1000 Value Index: offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/9/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/10/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/11/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Defensive Strategy Portfolio lagged its blended benchmark, year-to-date through June 30, 2005, as its Class B shares 0.90% gain trailed the 1.47% return of its benchmark by 57 basis points (the Defensive Blended Benchmark/1/ is comprised of the following mix: 28% Wilshire 5000 Equity Index/2/, 55% Lehman Brothers Universal Index/3/, 7% MSCI EAFE Index/4/ and 10% Citigroup 3-Month Treasury Bill Index/5/).

Effective as of May 2, 2005 revised target asset allocation percentages were established for the Portfolio. The Met Investors Advisory LLC (the Advisor) Committee added an allocation for the Salomon Brothers U.S. Government Portfolio, a short to intermediate duration fund, to the Portfolio. In light of the new 15% allocation to the Salomon Brothers U.S. Government Portfolio, the target allocations to the PIMCO Total Return, PIMCO Inflation Protected Bond and Lord Abbett Bond Debenture Portfolios were reduced. In addition, to help broaden the Portfolio's securities diversification in the large cap value space, the Advisor added an allocation to the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy.

In terms of relative performance for the period, the fixed income component of the Defensive Strategy Portfolio proved to be the main reason for the lag in performance relative to the index year-to-date through June 30, 2005. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration, which was a negative as most rates fell during the second quarter. Additionally, the PIMCO Inflation Protected Bond Portfolio lagged its benchmark, the Lehman Brothers U.S. TIPS Index, year-to-date by 74 basis points due to a shorter duration bias and exposure to short treasury futures contracts. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to perform poorly versus the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Advisor continues to favor this option due to its multi-asset class structure, relatively conservative risk profile, for a Portfolio investing in high yield debt securities and strong management team.

The biggest equity components in the Portfolio also experienced difficulty year-to-date. The Oppenheimer Capital Appreciation Portfolio returned -2.27%, lagging the Russell 1000 Growth Index/6/ by 55 basis points. The Lord Abbett Growth and Income Portfolio's year-to-date return of -2.92% lagged the Russell 1000 Value Index/7/ by 468 basis points primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Given Lord Abbett's long and successful history managing the Growth and Income Portfolio, the Advisor remains confident in this team's ability to produce consistent long-term performance. Additionally, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, lagging its benchmark index for the two month period. The primary detractors to performance for this Portfolio can be attributed to stock selection in the materials sector. Specifically, International Paper Company and Alcoa saw their stock prices decline significantly during this short two-month period.

On the positive side, portfolios practicing a value investment philosophy continued to perform well. It's no surprise that the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong relative performance for the first half of the year as their applicable value benchmarks were also up for the period. Lastly, while a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio rebounded strongly during the first and second quarters of 2005 achieving a 16.96% return beating the 16.09% return of the NAREIT Equity REIT Index/8/ return adding to the Defensive Portfolio's overall performance.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             PIMCO Total Return Portfolio                  20.04%
             ------------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      15.58%
             ------------------------------------------------------
             Salomon Brothers U.S. Government Portfolio*   14.98%
             ------------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          10.34%
             ------------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio     7.30%
             ------------------------------------------------------
             Lord Abbett Growth and Income Portfolio        6.13%
             ------------------------------------------------------
             Goldman Sachs Mid-Cap Core Value Portfolio     4.36%
             ------------------------------------------------------
             MFS Research International Portfolio           4.11%
             ------------------------------------------------------
             Van Kampen Comstock Portfolio                  4.07%
             ------------------------------------------------------
             Davis Venture Value Portfolio*                 3.12%
             ------------------------------------------------------

* Part of Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


    METLIFE DEFENSIVE STRATEGY PORTFOLIO VS. DEFENSIVE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

 LOGO

    -------------------------------------------------------------
                                        Cumulative Return/9/
                                   (for the period ended 6/30/05)
    -------------------------------------------------------------
                                        Since Inception/10/
    -------------------------------------------------------------
    MetLife Defensive Strategy
    Portfolio--Class A                         2.34%
--  Class B                                    2.26%
    -------------------------------------------------------------
- - Defensive Blended Benchmark/1/             4.91%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Defensive Blended Benchmark--Comprised of 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


/6/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/9/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/10/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Growth Strategy Portfolio outperformed its blended benchmark, year-to-date through 6/30/05, as its Class B shares 0.57% gain bested the 0.21% return of it benchmark by 36 basis points (the Growth Blended Benchmark/1/ is comprised of the following mix: 68% Wilshire 5000 Equity Index/2/, 10% Lehman Brothers Universal Index/3/, 17% MSCI EAFE Index/4/, and 5% Citigroup 3-Month Treasury Bill Index/5/).

Effective as of May 2, 2005 revised target asset allocation percentages were established for the Portfolio. Met Investors Advisory LLC (the Advisor) added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, to the Portfolio in order to help broaden the Portfolio's securities diversification in the large cap value space. In light of the new 12% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth & Income Portfolio, and the Davis Venture Value Portfolio were reduced.

In terms of relative performance for the period, the equity components proved to be the main reason for the out performance, even though the biggest equity component in the Portfolio experienced difficulty through June 30, 2005. The Lord Abbett Growth and Income Portfolio's year-to-date return of -2.92% lagged the Russell 1000 Value Index/6/ by 468 basis points. Given Lord Abbett's long and successful history managing the Growth and Income Portfolio, the Advisor remains confident in this team's ability to produce consistent long-term performance. Additionally, the Van Kampen Comstock Portfolio got off to a poor start, lagging its benchmark index for the two month period. The primary detractors to performance for this Portfolio can be attributed to stock selection in the materials sector. Specifically, International Paper Company and Alcoa saw their stock prices decline significantly during this short two month period. On the positive side, portfolios practicing a value investment philosophy continued to perform well. It's no surprise the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong relative performance for the first half of the year as their applicable value benchmarks were also up for the period. On the international side, the Harris Oakmark International Portfolio, performed well through June 30, 2005 outperforming its index, the MSCI EAFE Index, by 280 basis points. Lastly, while a small portion of the overall portfolio, the Neuberger Berman Real Estate portfolio rebounded strongly in the first half of the year achieving a 16.96% return beating the 16.09% return of the NAREIT Equity REIT Index/7/ return adding to the Growth Portfolio's overall performance.

The relatively small fixed income component of the Growth Strategy Portfolio experience difficulty year-to-date through June 30, 2005 .The PIMCO Inflation Protected Bond Portfolio lagged its benchmark, the Lehman Brothers U.S. TIPS Index/8/, year-to-date by 74 basis points due to a shorter duration bias and exposure to short treasury futures contracts. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to perform poorly versus the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" product with a target construction allocation of 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Advisor continues to favor this option due to its multi-asset class structure, relatively conservative risk profile for a Portfolio investing in high yield debt securities, and strong management team.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      11.70%
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                11.65%
             -----------------------------------------------------
             Davis Venture Value Portfolio*               10.94%
             -----------------------------------------------------
             Janus Aggressive Growth Portfolio             8.19%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        7.83%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        7.37%
             -----------------------------------------------------
             MFS Research International Portfolio          5.87%
             -----------------------------------------------------
             Jennison Growth Portfolio*                    5.14%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    4.93%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      4.83%
             -----------------------------------------------------

* Part of Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


       METLIFE GROWTH STRATEGY PORTFOLIO VS. GROWTH BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

 LOGO

    ----------------------------------------------------------
                                     Cumulative Return/9/
                                (for the period ended 6/30/05)
    ----------------------------------------------------------
                                     Since Inception/10/
    ----------------------------------------------------------
    MetLife Growth Strategy
    Portfolio--Class A                      4.22%
--  Class B                                 6.90%
    ----------------------------------------------------------
- - Growth Blended Benchmark/1/             7.91%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Growth Blended Benchmark--Comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/7/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/8/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/9/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/10/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Moderate Strategy Portfolio lagged its blended benchmark, year-to-date through 6/30/05, as its Class B shares 0.69% gain trailed the 1.13% return of its benchmark by 44 basis points (the Moderate Blended Benchmark/1/ is comprised of the following mix: 40% Wilshire 5000 Equity Index/2/, 45% Lehman Brothers Universal Index/3/, 10% MSCI EAFE Index/4/, and 5% Citigroup 3-Month Treasury Bill Index/5/).

Effective as of May 2, 2005 revised target asset allocation percentages were established for the Portfolio. Met Investors Advisory LLC (the Advisor) added an allocation for the Salomon Brothers U.S. Government Portfolio, a short to intermediate duration fund, to the Portfolio. In light of the new 8% allocation to the Salomon Brothers U.S. Government Portfolio, the target allocations to the PIMCO Total Return, PIMCO Inflation Protected Bond and Lord Abbett Bond Debenture Portfolios were reduced. In addition, to help broaden the Portfolio's securities diversification in the large cap value space, the Advisor added an allocation to the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy.

In terms of relative performance for the period, the fixed income component of the Portfolio proved to be the main reason for the lag in performance relative to its blended benchmark year-to-date through June 30, 2005. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration, which was a negative as most rates fell during the second quarter. Additionally, the PIMCO Inflation Protected Bond Portfolio lagged its benchmark, the Lehman Brothers U.S. TIPS Index/6/, year-to-date by 74 basis points due to a shorter duration bias and exposure to short treasury futures contracts. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to perform poorly versus the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Advisor continues to favor this option due to its multi-asset class structure, relatively conservative risk profile, for a Portfolio investing in high yield debt securities and strong management team.

The biggest equity components in the Portfolio also experienced difficulty year-to-date. The Oppenheimer Capital Appreciation Portfolio returned -2.27%, lagging the Russell 1000 Growth Index/7/ by 55 basis points. The Lord Abbett Growth and Income Portfolio's year-to-date return of -2.92% lagged the Russell 1000 Value Index/8/ by 468 basis points primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Given Lord Abbett's long and successful history managing the Growth and Income Portfolio, the Advisor remains confident in this team's ability to produce consistent long-term performance. Additionally, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, lagging its benchmark index for the two month period. The primary detractors to performance for this Portfolio can be attributed to stock selection in the materials sector. Specifically, International Paper Company and Alcoa saw their stock prices decline significantly during this short two-month period.

On the positive side, portfolios practicing a value investment philosophy continued to perform well. The Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong relative performance for the first half of the year as their applicable value benchmarks were also up for the period. Lastly, while a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio rebounded strongly during the first and second quarters of 2005 achieving a 16.96% return beating the 16.09% return of the NAREIT Equity REIT Index/9/ return adding to the Portfolio's overall performance.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             PIMCO Total Return Portfolio                  14.87%
             ------------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      11.72%
             ------------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          10.05%
             ------------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio     8.96%
             ------------------------------------------------------
             Lord Abbett Growth and Income Portfolio        8.87%
             ------------------------------------------------------
             Salomon Brothers U.S. Government Portfolio*    7.87%
             ------------------------------------------------------
             Van Kampen Comstock Portfolio                  5.89%
             ------------------------------------------------------
             MFS Research International Portfolio           4.94%
             ------------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio          4.18%
             ------------------------------------------------------
             Jennison Growth Portfolio*                     4.16%
             ------------------------------------------------------

* Part of Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE MODERATE STRATEGY PORTFOLIO VS. MODERATE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

 LOGO

    ------------------------------------------------------------
                                      Cumulative Return/10/
                                  (for the period ended 6/30/05)
    ------------------------------------------------------------
                                       Since Inception/11/
    ------------------------------------------------------------
    MetLife Moderate Strategy
    Portfolio--Class A                        2.83%
--  Class B                                   3.26%
    ------------------------------------------------------------
- - Moderate Blended Benchmark/5/             5.95%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Moderate Blended Benchmark--Comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

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METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/6/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/9/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/10/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/11/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

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MFS RESEARCH INTERNATIONAL PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS
For the six months ended June 30, 2005, the MFS Research International Portfolio--Class B shares provided a total return of -2.57%. In comparison, the Portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index)/1/, had a return of -0.85% over the same period.

DETRACTORS FROM PERFORMANCE
Relative to the benchmark, special products and services, retailing, and utilities and communications were the Portfolio's weakest-performing sectors over the period. In all three sectors, stock selection hurt results.

Within the special products and services sector, our position in technology investment holding company Softbank Corp. hurt relative results as the stock's returns lagged that of the benchmark. In retail, UK-based home improvement store operator Kingfisher Plc was among the top relative detractors for the period. And within the utilities and communications sector, German telecommunications company Deutsche Telekom AG detracted from performance as the stock declined over the six-month period.

In other sectors, Japanese electronics manufacturer Seiko Epson, Japanese video game console maker Nintendo, and French bank Credit Agricole S.A. hurt results relative to the benchmark. Not owning certain strong-performing energy companies, and our positioning in BP Plc, detracted from relative performance as all three benchmark constituents posted strong gains over the period.

CONTRIBUTORS TO PERFORMANCE
Energy, health care, and financial services were the Portfolio's strongest-performing sectors over the period relative to the benchmark. Stock selection in the energy sector aided relative results as several of our holdings performed well. These included oil and gas companies Statoil ASA, CNOOC of China, and LUKOIL (ADR). Global seamless steel pipe manufacturer Tenaris also contributed to relative performance.

Stock selection in the health care sector also helped relative results. Within this sector, our positions in British pharmaceutical firm AstraZeneca Plc and Swiss pharmaceutical and diagnostic company Roche Holding AG contributed to relative performance as both stocks outperformed the benchmark for the period.

Other positions that aided performance included Hungarian financial services company OTP Bank, Ltd. (GDR) Korean electronics manufacturer Samsung Electronics Co., Ltd., Japanese metal supplier Mitsui Mining & Smelting Co., Ltd., and Turkish banking firm Akbank T.A.S.

During the reporting period, shifts in currency valuations contributed to performance relative to the benchmark. The base currency of the Portfolio is U.S. dollars and the performance of the Portfolio and its benchmark are presented in terms of this currency. Nevertheless, specific holdings of the Portfolio and benchmark may be denominated in different currencies and, therefore, present the possibility of currency depreciation or appreciation. Because the exposures of the Portfolio and the benchmark to foreign currency movements may differ from time to time, these movements may have a material impact on relative performance.

TEAM MANAGED
The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

*Security was not held in the Portfolio at period-end.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Total Fina Elf S.A.                  2.99%
                 ---------------------------------------------
                 Samsung Electronics Co., Ltd.        2.88%
                 ---------------------------------------------
                 Nestle S.A.                          2.30%
                 ---------------------------------------------
                 Roche Holding AG                     2.25%
                 ---------------------------------------------
                 Vodafone Group Plc                   2.18%
                 ---------------------------------------------
                 Suez S.A.                            2.16%
                 ---------------------------------------------
                 Royal Bank of Scotland Group Plc     2.00%
                 ---------------------------------------------
                 Mitsui Mining & Smelting Co., Ltd.   1.99%
                 ---------------------------------------------
                 Telefonica S.A.                      1.92%
                 ---------------------------------------------
                 Schneider Electric S.A.              1.84%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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MFS RESEARCH INTERNATIONAL PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                MFS RESEARCH INTERNATIONAL PORTFOLIO MANAGED BY
        MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EAFE INDEX/1/
                           Growth Based on $10,000+

 LOGO

    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/05)
    -----------------------------------------------------------
                               1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------
    MFS Research International
    Portfolio--Class A         11.63% 11.42%       4.80%
--  Class B                    11.37% 11.18%       3.27%
    Class E                    11.55% 11.28%      10.03%
    -----------------------------------------------------------
- - MSCI EAFE Index/1/         14.13% 12.51%       3.29%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

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NEUBERGER BERMAN REAL ESTATE PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


Coming off a very strong 2004, the REIT market was pressured by profit taking as the New Year opened. In addition, evidence of a pick-up in economic activity, indications of coincident increases in inflationary trends and growing concerns that the heretofore measured pace of Fed monetary tightening might intensify generated pressure across a spectrum of income-oriented investment sectors.

Financial market returns in the first quarter were generally negative and the performance of the broad universe of equity real estate investment trusts (REITs), as measured by the NAREIT Equity REIT Index/1/, mirrored this trend. This was only one of two quarters out of the last ten that REITs generated negative returns. The second quarter of 2005 produced generally positive returns for financial markets as most domestic stock and bond indices increased in the mid-single digit range. The performance of the broad universe of equity real estate investment trusts (REITs), as measured by the NAREIT Equity REIT Index, significantly outpaced these returns as the NAREIT Equity index generated a 14.45% return. This performance marked a significant improvement versus a weak first quarter for REITs. The Met Investors Series Trust Neuberger Berman Real Estate Portfolio outperformed its benchmark in the first half of 2005 as its Class A shares returned 6.74% as compared to 6.38% for the NAREIT Equity REIT Index.

We believe that REIT fundamentals continue to improve off a bottom that was established in 2003. Ongoing economic recovery has driven increased demand for a host of property types--commercial, industrial, office and retail. In addition, a lack of building activity during the early part of the decade has facilitated what we believe to be an attractive supply and demand relationship that has increased pricing power for many property segments. Accordingly, we continue to anticipate that overall REIT earnings can grow 8% during 2005, approximately double the rate generated in 2004, and that dividends could increase 4%.

The presence of a still low term structure for interest rates should continue to provide support for robust demand for REITs as income-oriented investors gravitate toward investments that produce competitive cash flows. We also continue to take comfort from our historical analysis of REIT return patterns, which indicates that REITs possess a very low correlation to interest rate movements and that during periods of rising rates, REITs have tended to generate positive total rates of return.

STEVEN R. BROWN
Portfolio Manager
NEUBERGER BERMAN MANAGEMENT, INC.
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               Colonial Properties Trust (REIT)         5.27%
               -------------------------------------------------
               Trizec Properties, Inc. (REIT)           4.43%
               -------------------------------------------------
               Simon Property Group, Inc. (REIT)        4.37%
               -------------------------------------------------
               Vornado Realty Trust (REIT)              3.42%
               -------------------------------------------------
               Boston Properties, Inc. (REIT)           3.27%
               -------------------------------------------------
               SL Green Realty Corp. (REIT)             3.22%
               -------------------------------------------------
               Host Marriott Corp. (REIT)               3.11%
               -------------------------------------------------
               General Growth Properties, Inc. (REIT)   3.02%
               -------------------------------------------------
               Brandywine Realty Trust (REIT)           2.97%
               -------------------------------------------------
               Essex Property Trust, Inc. (REIT)        2.96%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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NEUBERGER BERMAN REAL ESTATE PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               NEUBERGER BERMAN REAL ESTATE PORTFOLIO MANAGED BY
       NEUBERGER BERMAN MANAGEMENT, INC. VS. NAREIT EQUITY REIT INDEX/1/
                           Growth Based on $10,000+

 LOGO

    ------------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the period ended 6/30/05)
    ------------------------------------------------------------
                                 1 Year    Since Inception/3/
    ------------------------------------------------------------
    Neuberger Berman Real Estate
--  Portfolio--Class A           33.80%         32.17%
    Class B                      33.63%         31.92%
    Class E                      33.78%         32.05%
    ------------------------------------------------------------
- - NAREIT Equity REIT Index/1/  32.62%         38.49%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class B shares will differ from that of the Class A and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

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OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The Portfolio's investment strategy remained focused on companies that offered strong potential for above-average growth while exhibiting valuations that we believed was reasonable relative to future growth prospects. In other words, we continued to invest in market leaders with established brands, solid corporate infrastructure and strong product distribution. These are the types of companies we believe have the potential for real earnings growth and high investment returns. At the same time, with every potential investment we carefully scrutinized valuations, earnings and cash flow to determine if a stock's price were reasonable in light of the company's growth prospects.

Our disciplined approach led us to avoid some of the market's most glaring dangers during the reporting period, and to capitalize on several profitable opportunities. In some instances, the dangers and opportunities were represented by the same stock at different times. For example, at the beginning of the reporting period, we avoided investing in Internet sales platform eBay, Inc. despite the company's strong top and bottom line growth because the stock price did not meet our GARP (Growth At a Reasonable Price) criteria. The stock's substantial decline later in the period created an opportunity for the Portfolio to buy a position in this market leader at a reasonable price, an investment that contributed positively to the Portfolio's returns. Similarly, the Portfolio had sold its position in biotechnology developer Genentech, Inc. in a prior period when the stock price exceeded levels we believed were reasonable in relation to growth prospects. Early in 2005, the stock price once again offered an attractive entry point, and the Portfolio re-acquired shares in this fast-growing company.

Of course, not all of the Portfolio's positions delivered such exceptional performance. Despite holding a few relatively good performing technology stocks in addition to eBay, Inc. such as Intel Corp., Nokia Oyj (ADR), and Cisco Systems, Inc., our overweighted position in technology generally undermined returns. IBM Corp. proved to be our most notable disappointment in the sector. In the health care area, performance suffered from the Portfolio's lack of exposure to HMO organizations, which benefited from an improved pricing environment. Finally, among consumer discretionary holdings, a slump in media stocks, another area that the Portfolio emphasized, further detracted from returns.

The market's tilt toward value has now persisted for roughly five years. As a result, the average price to earnings ratios for traditionally growth-oriented stocks has slipped near those of traditionally value-oriented issues. At the same time, growth stocks continue to offer significantly greater opportunities for real revenue and earnings growth over time, which we believe the market is increasingly likely to reward as the current phase of U.S. economic growth matures. These conditions mirror other periods of recession and early cycle growth in which investor sentiment has turned to value-oriented stocks, only to shift in favor of growth-oriented stocks as the rate of economic expansion steadies. We believe we now stand on the cusp of such a transition, leading us to emphasize investments in areas that have traditionally exhibited steady, long-term growth. As of the end of the reporting period, we have found a relatively large number of investments meet these criteria in the technology, health care and consumer discretionary sectors.

JANE PUTNAM
Portfolio Manager
OPPENHEIMERFUNDS, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                              Percent of
                       Description            Net Assets
                       ---------------------------------
                       General Electric Co.     4.66%
                       ---------------------------------
                       Microsoft Corp.          3.67%
                       ---------------------------------
                       Comcast Corp.--Class A   3.02%
                       ---------------------------------
                       Citigroup, Inc.          2.55%
                       ---------------------------------
                       ExxonMobil Corp.         2.50%
                       ---------------------------------
                       Cisco Systems, Inc.      2.38%
                       ---------------------------------
                       Johnson & Johnson        2.25%
                       ---------------------------------
                       Intel Corp.              1.99%
                       ---------------------------------
                       Medtronic, Inc.          1.99%
                       ---------------------------------
                       Time Warner, Inc.        1.91%
                       ---------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO MANAGED BY
                  OPPENHEIMERFUNDS, INC. VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

 LOGO

    -----------------------------------------------------------------
                                        Average Annual Return/2/
                                     (for the period ended 6/30/05)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
    Oppenheimer Capital Appreciation
    Portfolio--Class A                2.07%  7.32%        0.40%
--  Class B                           1.76%  7.04%       -3.35%
    Class E                             --     --         2.51%
    -----------------------------------------------------------------
- - S&P 500 Index/1/                  6.32%  8.28%       -1.43%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/1/05. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

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PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Most bond sectors lost ground during the first quarter. Treasury Inflation Protected Securities (TIPS) were no exception. The Lehman Brothers Global Real:
U.S. TIPS Index/1/, a widely used index for U.S. inflation-linked bonds, lost
0.33 percent, as real yields rose on prospects for stronger real growth and a more hawkish Federal Reserve. Break-even inflation (BEI), a measure of inflation expectations equal to the difference between yields on inflation-linked bonds and equivalent maturity nominal Treasuries, rose as well. During the second quarter the bond market reversed course as interest rates fell and signs of an economic slowdown emerged. Risk appetites for credit-sensitive assets revived. The U.S. real yield curve continued to flatten driven by lower yields for intermediate/longer maturities. Shorter maturity real yields rose as short-term inflation expectations fell sharply. Despite higher oil prices, inflation expectations fell amid signs of a possible economic slowdown and nominal Treasuries outperformed TIPS for the second quarter.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
Interest rate strategies have benefited the Portfolio year-to-date. During the first quarter, a below-benchmark duration from TIPS helped returns as U.S. real yields rose, and above benchmark duration during the second quarter was also positive for performance as rates fell. A short-to-intermediate maturity focus was a negative for performance during the six-month period, as the real yield curve flattened. Exposure to European nominal bonds has been positive year-to-date despite these bonds slightly detracting from performance during the second quarter. Also credit strategies designed to outperform from a recovery in the automotive sector contributed to relative returns for the six-month period.

MARKET/PORTFOLIO OUTLOOK
Over the past few years PIMCO's Secular Outlook has described the tension between disinflation and reflation. We believe the forces of disinflation will be stronger over the next several years, which will foster an environment of low and even declining global interest rates. In our view a range of 3-4 1/2 percent for the yield on ten-year Treasuries should prevail over the next several years. High quality, longer maturity bonds should be attractive in a disinflationary environment.

STRATEGY
In this environment we will prudently exploit benefits of disinflation and BW II stability. Given our outlook for lower inflation than previously anticipated, duration from inflation-linked bonds should be held near benchmark. We expect to emphasize longer maturity TIPS given the demand from U.S. pension funds looking to reduce the mismatch between the duration of their assets and liabilities. Exposure to currency-hedged nominal European government bonds should also be attractive because disinflationary forces are likely to be especially pronounced in European economies. Another out-of-index sector that we think offers value is emerging markets. We believe higher quality emerging market bonds should be a compelling source of safe yield in light of their improving credit fundamentals.

JOHN B. BRYNJOLFSSON
Portfolio Manager
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

This publication contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails risk. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Duration is a measure of price sensitivity to interest rates and is expressed in years. Inflation-indexed bonds issued by the U.S. Government, also known as TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.00%, 01/15/14)    13.68%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (2.375%, 01/15/25)   12.66%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.875%, 04/15/29)   11.13%
        ----------------------------------------------------------------
        U.S. Treasury Note (3.00%, 07/15/12)                    10.92%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.00%, 07/15/14)    10.25%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)    9.82%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.50%, 01/15/11)     7.97%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.625%, 04/15/28)    4.73%
        ----------------------------------------------------------------
        Federal National Mortgage Corp. (3.235%, 09/07/06)       3.85%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (1.875%, 07/15/13)    2.79%
        ----------------------------------------------------------------

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PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              PIMCO INFLATION PROTECTED BOND PORTFOLIO MANAGED BY
PACIFIC MANAGEMENT COMPANY LLC VS. LEHMAN GLOBAL REAL: U.S. TIPS BOND INDEX/1/
                           Growth Based on $10,000+

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
    ------------------------------------------------------------------
                                       Average Annual Return/2/
                                       (for the period ended 6/30/05)
    ------------------------------------------------------------------
                                       1 Year    Since Inception/3/
    ------------------------------------------------------------------
    PIMCO Inflation Protected Bond
--  Portfolio--Class A                 8.43%           7.80%
    Class B                            8.22%           7.56%
    ------------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                           9.33%           7.80%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Bonds rallied worldwide as interest rates fell, risk appetites for credit-sensitive assets revived and signs of an economic slowdown emerged during the second quarter. This is in contrast to the first three months of the year when a hawkish tone from the Federal Open Market Committee, higher inflation prints and credit concerns prompted a rise in interest rates negatively impacting fixed income. The U.S. yield curve flattened in the first half of 2005 with longer maturity bonds supported by benign inflation as well as demand from countries outside the U.S. with high savings rates. While all major bond market sectors posted positive results in the second quarter, emerging market bonds were the best performing sector, bouncing back strongly after volatility in credit markets hurt returns early in the quarter. For the first half of 2005, the bond market as measured by the Lehman Brothers Aggregate Index, was up with a return of 3%.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
Interest rate strategies have been mixed for performance year to date. A modest above-index duration position contributed to relative returns during the first half of the year. With respect to yield curve positioning, a slight bias to steepening was modestly negative as the curve continued to flatten. Increased exposure to and coupon selection in the mortgage sector helped returns. Underweighting corporate securities has also been a boost to the portfolio as corporates underperformed, amid lingering concerns about the auto sector and corporate restructurings. Exposure to Eurozone issues continued to benefit the portfolio amid worries about a slowdown in the global economy. Municipal bonds have detracted from returns year to date. Munis are less volatile than taxable issues and tend to lag Treasuries in market rallies. Emerging market bonds were a strong contributor to returns in the second quarter, bouncing back strongly after volatility in credit markets hurt returns earlier in the year. Continued cash inflows from dedicated institutional investors attracted to the sector's strong credit fundamentals supported the market.

MARKET/PORTFOLIO OUTLOOK
Over the past few years PIMCO's Secular Outlook has described the tension between disinflation and reflation. We believe the forces of disinflation will be stronger over the next several years, which will foster an environment of low and even declining global interest rates. In our view, a range of 3-4 1/2 percent for the yield on ten-year Treasuries should prevail over the next several years.

With regards to strategy, we will prudently exploit the benefits of disinflation and Bretton Woods II stability. This will likely include extending duration modestly above the index when rates are near the higher end of our forecasted range, and shortening duration targets as rates near the low end. Among other things, we also anticipate keeping our yield curve exposure near the index overall but taking selective exposure to higher quality, longer maturity bonds.

WILLIAM H. GROSS
PASI HAMALAINEN
Portfolio Managers
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

This publication contains the current opinions of the Portfolio manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails risk. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Duration is a measure of price sensitivity to interest rates and is expressed in years. Inflation-indexed bonds issued by the U.S. Government, also known as TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                             Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, TBA)         23.98%
         --------------------------------------------------------------
         U.S. Treasury Note (4.875%, 02/15/12)                 12.94%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, 02/01/35)     5.96%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (4.00%, TBA)          4.77%
         --------------------------------------------------------------
         Federal Home Loan Bank (5.50%, 05/01/35)               3.07%
         --------------------------------------------------------------
         Federal Republic of Germany (5.50% 01/04/31)           3.02%
         --------------------------------------------------------------
         U.S. Treasury Bond (8.75%, 05/15/17)                   2.52%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (6.00%, TBA)          2.02%
         --------------------------------------------------------------
         U.S. Treasury Note (4.125%, 05/15/15)                  1.95%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (3.319%, 09/22/06)    1.88%
         --------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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                                      52

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    PIMCO TOTAL RETURN PORTFOLIO MANAGED BY
 PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                           Growth Based on $10,000+

 LOGO

    ---------------------------------------------------------------
                                      Average Annual Return/2/
                                   (for the period ended 6/30/05)
    ---------------------------------------------------------------
                                   1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A             7.37%  6.13%        6.88%
--  Class B                        7.02%  5.82%        6.33%
    Class E                        7.19%  5.95%        5.31%
    ---------------------------------------------------------------
    Lehman Brothers Aggregate Bond
- - Index/1/                       6.82%  5.76%        6.31%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
For the six-month period ended June 30, 2005, the Met/Putnam Capital Opportunities Portfolio. Outperformed the Russell 2000 Index/1/ benchmark while performing in line with the Russell 2500 Index/2/. In the first quarter of 2005, U.S. equity markets sandwiched a determined rally between two strong downdrafts, as high energy prices and interest-rate increases clouded the prospects for equities. While U.S. equity markets were buoyed by a strengthening dollar and a lack of inflation in the second quarter of 2005, increases in energy prices, signs of economic stagnation, and continuing interest-rate increases by the Federal Reserve Board limited gains.

Excellent stock selection in the retail cyclicals industry (Movie Gallery, Michaels Stores, Inc., Abercrombie & Fitch Co.--Class A) made the consumer cyclicals sector the Portfolio's largest relative contributor. Our position in Administaff (commercial and consumer services) also aided results. Shares of Movie Gallery, the number three U.S. video-rental chain, rose during the period after rival Blockbuster dropped its bid to buy Hollywood Entertainment. This enabled Movie Gallery to move ahead with its purchase of Hollywood Entertainment, the second largest video-rental company, for $850 million, an action that nearly doubled Movie Gallery's stores and increased its presence in large U.S. cities. Michaels Stores benefited from fiscal fourth-quarter profit growth of 18 percent, as a new inventory system that improves the way it stocks products helped boost sales. Shares of Abercrombie & Fitch Co.--Class A moved higher on better-than-expected January and February same-store sales growth due to a strong response to their spring assortment. Administaff, Inc., a human resources management company, also saw its shares trade higher during the period after the firm reported above-consensus first quarter profit and lifted its full-year outlook. Strong sales and the retention of existing clients drove positive results.

Positions in health-care services (Cerner, Health Net, Inc. Manor Care, Inc.) and medical technology (Respironics, Inc.), coupled with an underweight to the biotechnology industry, helped relative performance in the health-care sector. Cerner, which provides information technology to the health-care industry, benefited from solid results across several metrics as bookings, backlog, systems-sales revenue, and EPS growth were all strong. Shares of Health Net, Inc., were supported by the appointment of a new CFO who is expected to strengthen internal controls and corporate oversight. Manor Care, Inc., rallied during the month of May after the U.S. Medicare program announced a proposal of new funding rules that would be more beneficial to nursing home operators than the market had expected. Rounding out the top relative contributors, shares of Respironics traded higher after the company reported solid earnings, which rose 23% domestically and 26% internationally, on sales of its treatments for obstructive sleep apnea.

Unfavorable stock selection in the metals (AK Steel Holdings) and chemicals (Georgia Gulf) industries made the basic materials sector the Portfolio's largest relative detractor. Shares of AK Steel Holdings, which operates through its wholly owned subsidiaries AK Steel Corporation and AK Holdings, fell during the period in a difficult operating environment for the industry. U.S. steel stocks slipped early in the quarter following comments that steel manufacturers would find it difficult to pass on higher raw material costs to its customers, despite their experiencing robust demand and strong prices. On a more company-specific note, AK Steel reported lower first-quarter profit as higher costs and maintenance outages hurt results. Our overweight to chemical manufacturer Georgia Gulf also weighed on relative performance within the sector and was the Portfolio's leading individual detractor from performance. The company warned of lower quarterly earnings results due in large part to an unexpected shutdown at its Plaquemine, Louisiana, chlorine facility in early April. In addition, investors worried that stubbornly high natural gas and benzene prices may continue to stifle results.

Stock selection within the financial industry also detracted from results, as our holdings in the real estate (NovaStar Financial, Redwood Trust) and banking (R & G Financial Corp.--Class B and Doral Financial Corp.) industries more than offset the relative benefit of our holdings in consumer finance. Shares of NovaStar Financial fell after the company missed its 2004 net income forecast in a challenging market and interest-rate environment. Redwood Trust traded lower despite posting strong quarterly earnings results, as investor sentiment turned cautious given the threat of an industry-wide decrease in origination volumes. Within the banking industry, our holdings in the Puerto Rican financial firms R & G Financial Corp.--Class B and Doral Financial Corp. proved to be the leading detractors form performance. Shares of R & G suffered after it was announced that the company faced an informal U.S. Securities and Exchange Commission probe into its proposed restatement of its 2003 and 2004 financial statements. Similarly, Doral Financial Corp. also said that the SEC is examining its planned restatement of five years' worth of financial statements.

OUTLOOK: U.S. EQUITY MARKETS
Our market strategists believe that continued rate hikes, slowing economic and earnings growth, and rebounding investor risk aversion will constrain stock market returns, which should average only modest, single-digit gains over the next several years.

Within this moderately positive average, 2005 may prove an exception on the downside. Leading indicators of economic activity have softened this year, indicating that past policy tightenings are beginning to affect the pace of economic activity. Our forecasters believe that with the best part of the economic and profits cycles now past, opportunities will become increasingly rare and specific over the balance of the year. As earnings power grows scarce, companies that can deliver it are apt to outperform.

Our asset allocation team's forecasting models now favor growth stocks over value stocks for the first time in many years. This outlook is confirmed by the team's sector-selection analysis: A flattening yield curve dims the outlook for financial stocks, the largest sector in the value style indices.

PORTFOLIO STRATEGY
Your Met/Putnam Capital Opportunities Portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the fund with a 12- to 18-month time horizon and have positioned it for a gradual economic recovery.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



During the period, the Portfolio's largest purchases were: CMS Energy (electric utilities), Timberland (retail cyclicals), and Emulex (computers). Our largest sells during the period were: NVR (homebuilding), Providian Financial (consumer finance), and Michaels Stores (retail cyclicals).

TEAM MANAGED
PUTNAM INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    BMC Software, Inc.              2.75%
                    ----------------------------------------
                    CMS Energy Corp.                2.71%
                    ----------------------------------------
                    Terex Corp.                     2.56%
                    ----------------------------------------
                    Manor Care, Inc.                2.37%
                    ----------------------------------------
                    SUPERVALU, Inc.                 2.29%
                    ----------------------------------------
                    Timberland Co. (The)--Class A   2.24%
                    ----------------------------------------
                    AmerUs Group Co.                2.04%
                    ----------------------------------------
                    Autoliv, Inc.                   2.04%
                    ----------------------------------------
                    Citrix Systems, Inc.            1.98%
                    ----------------------------------------
                    Storage Technology Corp.        1.97%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO MANAGED BY
          PUTNAM INVESTMENT MANAGEMENT, LLC VS. RUSSELL 2000 INDEX/2/
                           Growth Based on $10,000+

 LOGO

    -------------------------------------------------------------
                                 Average Annual Return/3/
                              (for the period ended 6/30/05)
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A    12.44%  9.23% -0.34%       6.49%
    Class B               12.13%  8.96%     --       6.89%
    -------------------------------------------------------------
- - Russell 2000 Index/1/  9.45% 12.81%  5.70%       8.26%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had a market capitalization of $1.8 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2500 Index measures the performance of 2,500 smallest 2500 companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.1 billion; the median market capitalization was approximately $705.8 million. The largest company in the Index had an approximate market capitalization of $4.5 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                    FOR THE PERIOD ENDED 6/30/05
(FORMERLY PIMCO PEA INNOVATION PORTFOLIO)
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MANAGEMENT'S PERFORMANCE REVIEW
For the six months ended June 30, 2005, the RCM Global Technology
Portfolio--Class B for Met Investors Series Trust decreased by 4.59%. The Portfolio outperformed its sector benchmark, the Goldman Sachs Technology Index/1/ which decreased by 7.55%, and outperformed the broad market as defined by the NASDAQ Composite Index/2/ which decreased by 5.12%.

MARKET ENVIRONMENT
The first half of 2005 consisted of two periods. The first began the first day of the year and continued until the middle of April. During this period it seemed that investors regarded almost all quarterly earnings reports as "disappointing". Investor expectations had become too high in the fourth quarter of 2004, and the caution exercised by most management teams in their forecasts were not well received. As a result, most indices made their lows for the quarter in mid-April.

At the same time, interest rates were rising and oil prices were increasing, leading several economists to worry about much slower economic growth, a housing bust, and margin pressures. In fact, as RCM talked to company management teams, business was getting worse, and many companies had a poor month of May. However, this slowing actually caused a turn in the stock market, as the bond market began to discount the slowing economy and rates went down. This caused the worries about housing to dissipate, and consumers began to feel better. And as we ended the quarter, the market had recovered, the economy seemed to have a better month than expected in June, and the outlook for most technology companies seemed pretty favorable. Most importantly, the stocks in the RCM Global Technology Portfolio began to recover.

One of the "truths" that we have discovered about technology stocks is that they tend to outperform when the economy is slow but not in a recession. If the economy is too strong, the materials stocks tend to have more leverage and do better, but tech does well in a moderate growth, low inflation period because its growth drivers are a desire for productivity or new products, not price increases. We seem to be entering such a period.

PORTFOLIO REVIEW
During the first half of 2005, the RCM Global Technology Portfolio was overweight internet stocks (relative to the Goldman Sachs Technology Index), which was one of the worst performing sub-sectors during the period but was the Portfolio's largest performance contributor. After a poor first quarter by this sector, RCM had carefully assessed the associated risks and maintained the Portfolio's large overweight in the internet sub-sector. RCM's research continues to indicate that internet companies are still experiencing very strong growth that is sustainable longer than most forecasts are predicting. In particular, as of June 30, 2005, one of the Portfolio's largest holdings was in Google which rose dramatically during the second quarter, and we also saw a nice rebound in Shanda. The Portfolio's other two large internet holdings, Yahoo and Verisign, did not outperform significantly, but RCM believes their business is very strong, so they increased the Portfolio's holdings in each of these. RCM also significantly reduced the Portfolio's holding in Google as it reached our near term price target as the quarter ended. Because Google had been the Portfolio's largest position, its strength more than offset the declines in the other stocks.

The largest negative contributor during the six month period ending June 30, 2005 was the Portfolio's overweight in biotechnology companies, Biogen Idec and Elan Corp. The Portfolio has often had positions in biotechnology companies that meet RCM's earnings and valuation criteria, but in this case, the Portfolio had concentrated its biotech holdings on only these two stocks. Both companies were behind the newly approved drug, Tysabri. The drug received U.S. approval in late November for Multiple Sclerosis (MS) when one-year data demonstrated strong efficacy, a 60% reduction in relapse rates, and a benign safety profile. Subsequent two year safety data reported on February 17th also corroborated the strong profile evident in the one year results. Unfortunately on February 28th the companies, in consultation with the FDA, decided to suspend sales of Tysabri following two fatal reports from trial patients that were thought to be associated with the drug. Immediately after the announcement both stocks plunged dramatically, detracting over 170 basis points from the Portfolio's performance since RCM took over management earlier in 2005.

Though the Portfolio is still underweight the semiconductor sub-sector, which has been the best area in technology, RCM has been narrowing the gap by building up positions in growth companies like Broadcom, International Rectifier, Chartered Semiconductor, and Sandisk Corp. They joined the Portfolio's holdings in National Semiconductor, Marvell Technology, Cypress Semiconductor, and Samsung Electronics, so the Portfolio now has exposure to what RCM believes is a dynamic list of companies within this area.

Finally, the Portfolio's energy-technology holdings were up favorably for the period and benefited its overall performance.

OUTLOOK
RCM continues to implement their consistent investment philosophy of focusing on companies with solid fundamentals. While RCM cannot rule out a further spike in oil prices that might cause a recession in 2006, they do think the potential is small. RCM is already seeing some moderation in commodity prices and consumer spending; this caution will likely circle back into slowing growth for the world economy and the self correcting pricing that should allow moderate growth to continue. As long as economic growth stays above 2.5%, RCM believes that technology spending should remain relatively healthy. This should result in the need for renewed investments in telecommunications & wireless data technology, and in internet-infrastructure at many companies. RCM believes that the Portfolio is positioned in those areas of technology that will benefit from the lion's share of spending, and as confidence returns, they hope for appreciation in the Portfolio's holdings.

WALTER C. PRICE
HUACHEN CHEN
Portfolio Managers
RCM CAPITAL MANAGEMENT LLC

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                                      57

--------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                    FOR THE PERIOD ENDED 6/30/05
(FORMERLY PIMCO PEA INNOVATION PORTFOLIO)
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               Yahoo!, Inc.                             6.36%
               -------------------------------------------------
               Google, Inc.                             5.03%
               -------------------------------------------------
               Verisign, Inc.                           4.31%
               -------------------------------------------------
               Oracle Corp.                             4.00%
               -------------------------------------------------
               EMC Corp.                                3.41%
               -------------------------------------------------
               Red Hat, Inc.                            3.35%
               -------------------------------------------------
               Shanda Interactive Entertainment, Ltd.   3.31%
               -------------------------------------------------
               NCR Corp.                                2.95%
               -------------------------------------------------
               Juniper Networks, Inc.                   2.87%
               -------------------------------------------------
               Autodesk, Inc.                           2.86%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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

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RCM GLOBAL TECHNOLOGY PORTFOLIO                    FOR THE PERIOD ENDED 6/30/05
(FORMERLY PIMCO PEA INNOVATION PORTFOLIO)
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                        RCM GLOBAL TECHNOLOGY PORTFOLIO
             (FORMERLY PIMCO PEA INNOVATION PORTFOLIO) MANAGED BY
 RCM CAPITAL MANAGEMENT LLC VS. NASDAQ COMPOSITE INDEX/2/ AND S&P 500 INDEX/3/
                           Growth Based on $10,000+

 LOGO

    ----------------------------------------------------------
                                 Average Annual Return/4/
                              (for the period ended 6/30/05)
    ----------------------------------------------------------
                              1 Year 3 Year Since Inception/5/
    ----------------------------------------------------------
    RCM Global Technology
    Portfolio--Class A        -7.48%  4.47%      -13.45%
--  Class B                   -7.74%  4.33%      -17.19%
    Class E                   -7.72%  4.42%       -4.76%
    ----------------------------------------------------------
- - NASDAQ Composite Index/2/  1.10% 12.69%       -5.86%
    ----------------------------------------------------------
--  S&P 500 Index/3/           6.32%  8.28%       -1.43%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

The Adviser for the Portfolio changed in January 2005. The Portfolio changed its name effective May 1, 2005. In addition the Portfolio changed its benchmark from the S&P 500 Index to the NASDAQ Composite Index.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



During the first six months of 2005, the Met Investors Series Trust Third Avenue Small Cap Value Portfolio--Class A shares ("the Portfolio") appreciated by 5.84%, compared to an increase of 0.90% for the Russell 2000 Value Index/1/ and to declines of 0.81% and 1.25% for the S&P 500 Index/2 /and Russell 2000 Index/3/ respectively. The strong performance during the first half of 2005 was driven by meaningful appreciation from some of our real estate holdings, including Trammell Crow Co. (up 34%), St. Joe Co. (The) (up 27%), and Forest City Enterprises, Inc.--(Class A) (up 23%). Other investments that contributed significantly to the solid performance of the Portfolio include RTI International Metals, Inc. (up 53%) and Whiting Petroleum Corp. (up 20%). These positive contributions were partially offset by declines in other holdings, including Superior Industries International, Inc., (down 18%), Leucadia National Corp. (down 17%), Alamo Group, Inc. (down 31%), Willbros Group, Inc. (down 38%) and Russ Berrie (down 44%).

During the six-month period, we acquired three new positions and eliminated four positions, decreasing the number of holdings in the Portfolio to 80. One of the new positions, American Axle & Manufacturing Holdings, Inc., is a Tier I supplier to the automotive industry, and a leading manufacturer of driveline systems and powertrain components. Any investor looking for Baron von Rothschild's proverbial "blood in the streets" would find it among the U.S. auto supply industry. As the saying goes, when the "Big 3" catch a cold, the auto suppliers catch pneumonia, or possibly, worse. Unfortunately for U.S. auto suppliers, General Motors ("GM") and Ford in particular, have something much worse than a cold. General Motors, American Axle's main customer, continues to steadily lose market share to Toyota, Nissan and others. Revenue in the company's biggest market, North America, fell nearly 13% in the first quarter. GM's dependency on SUVs and light trucks was grimly illustrated in the first quarter as sales of those high margin vehicles fell off a cliff. The company faces increasingly massive health care costs as well, for both current employees and retirees. GM management has stated that payments for retirees' health care add about $1,525 to the cost of every vehicle the company sells. In recognition of these and other negative trends, on May 5, 2005, rating agency Standard & Poor's cut GM's debt rating to "junk" status (rating agency Fitch also has since downgraded GM).

Despite the terrible adversity engulfing the U.S. auto industry, we believe that companies like American Axle & Manufacturing Holdings, Inc., as well as Superior Industries International, Inc., another auto supplier holding in the Portfolio--with historically strong businesses and solid capital structures--will weather the current storm. American Axle & Manufacturing Holdings, Inc., continues to make strides with other original equipment manufacturers ("OEMs"), including foreign OEMs, and has meaningful opportunities to increase its bill of materials with its customers (I.E., by providing a broader range of components or larger, more complex systems and increasing its content per vehicle). Shares were purchased near General Accepted Accounting Principles book value and around seven times 2004's fully diluted earnings (earnings that are down considerably from the past couple of years' results, owing to production cuts at GM, higher steel costs, and debt refinancing charges). Thanks to a major refinancing in 2004, the right side of the company's balance sheet improved markedly (indeed, the company's interest expense has been nearly cut in half, and were it not for the new financing, it's not at all clear we would have purchased shares of American Axle American Axle & Manufacturing Holdings, Inc.).

Resource conversions (E.G., going private or selling to a strategic buyer) involving three of the investments in the Portfolio led to the elimination of those positions in the first half of 2005. LNR Property Corporation was acquired by LNR Property Holdings, Ltd., for $63.10 per share in cash. Ascential Software Corporation was acquired by International Business Machines
(IBM) for $18.50 per share in cash, while Hollywood Entertainment was acquired by Movie Gallery, Inc., in exchange for $13.25 per share in cash. In each case, the acquisition price represented a significant premium to our cost basis. Another resource conversion involving a Portfolio holding took place during the first six months of this year, as Kmart Holding Corp. and Sears, Roebuck and Co. completed their merger, resulting in a new retail company named Sears Holdings Corp.

We continue to be very comfortable with Third Avenue's investment philosophy, and how we are applying it. Furthermore, we believe that our portfolio is well positioned to benefit from resource conversions, either in the form of go-private transactions, with the transactions financed largely with the businesses' surplus cash, or in the form of acquisitions of our companies by strategic buyers, as was the case in three of the aforementioned transactions. We continue to believe that the Portfolio has TWO ways to win: resource conversion, or value recognition by the public markets. We will continue to strive to find additional investment opportunities that meet our "Safe and Cheap/4/" criteria today that will enable us to achieve attractive investment returns in the future.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
THIRD AVENUE MANAGEMENT LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Superior Industries International, Inc.   2.80%
               --------------------------------------------------
               St. Mary Land & Exploration Co.           2.67%
               --------------------------------------------------
               Pogo Producing Co.                        2.55%
               --------------------------------------------------
               Whiting Petroleum Corp.                   2.51%
               --------------------------------------------------
               Trammell Crow Co.                         2.38%
               --------------------------------------------------
               St. Joe Co. (The)                         2.29%
               --------------------------------------------------
               Sycamore Networks, Inc.                   1.96%
               --------------------------------------------------
               Fording Canadian Coal Trust               1.88%
               --------------------------------------------------
               Forest City Enterprises, Inc.             1.86%
               --------------------------------------------------
               Alexander & Baldwin, Inc.                 1.79%
               --------------------------------------------------

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

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               THIRD AVENUE SMALL CAP VALUE PORTFOLIO MANAGED BY
          THIRD AVENUE MANAGEMENT LLC VS. RUSSELL 2000 VALUE INDEX/1/
                           Growth Based on $10,000+

 LOGO

    -------------------------------------------------------------
                                    Average Annual Return/5/
                                 (for the period ended 6/30/05)
    -------------------------------------------------------------
                                 1 Year 3 Year Since Inception/6/
    -------------------------------------------------------------
    Third Avenue Small Cap Value
--  Portfolio--Class A           19.88% 19.60%      15.54%
    Class B                      19.61% 19.37%      15.32%
    -------------------------------------------------------------
- - Russell 2000 Value Index/1/  14.39% 14.15%      11.35%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had an approximate market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/"Safe" signifies that, in Third Avenue's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE
The Portfolio registered a modest gain, performing in line with the Russell Midcap Growth Index/1/ for the six months ended June 30, 2005. Stock selection and the impact of sector weightings were generally favorable, but our consumer discretionary and health care holdings detracted.

MARKET ENVIRONMENT
Most major U.S. stock indexes struggled in the first half of 2005, despite a second-quarter rebound. Mid-cap stocks generated a modest gain, however, and decisively outperformed both large- and small-caps. The market was hindered by concerns about the pace of economic growth amid surging oil prices--which reached $60 per barrel in late June--and rising short-term interest rates. Although growth stocks were better performers in May's market upturn, value stocks maintained a solid year-to-date advantage as energy and utilities led our mid-cap benchmark.

PORTFOLIO REVIEW
The information technology, energy, and telecommunications services sectors aided relative performance. Technology stocks rebounded in the second quarter, but finished in negative territory for the first half of the year. Strong stock selection in communications and electronic equipment companies were the primary drivers of relative performance. Within communications equipment, Adtran and Harris were key relative contributors. Adtran, a maker of access equipment for telecom service providers and enterprises, has benefited from strength in the DSL market. Harris's performance has been aided by strong demand in its military and international businesses.

Oil prices provided a tailwind for energy stocks. As oil companies spend at higher levels, demand for equipment and services has increased. Good stock selection and an overweight in oil and gas producers boosted relative performance. Wireless services were the source of relative strength in the telecom sector as continued subscriber growth and industry consolidation benefited our holdings. Nextel Partners is generating strong growth in the under-penetrated mid-size and rural U.S. markets.

Our consumer discretionary lagged due to weakness in household durables, retail, and hotels, restaurant, and leisure positions. Within leisure equipment & products, boat engine maker Brunswick declined over concerns of a slowdown in consumer spending. However, we believe that Brunswick's innovation in marine engines and electronics and its solid dealer network give it an edge in the industry. High gas prices continue to hurt lower income consumers, the target of some of our retail holdings. Most notably, Family Dollar struggled on margin pressure and tough competition from other discount retailers.

Despite strong results in the second quarter, our health care positions weighed on relative performance, primarily due to stock selection in pharmaceuticals. Earnings misses led to weakness in our generic pharmaceutical holdings, and safety concerns over Elan's multiple sclerosis drug caused the stock to be our largest detractor in the period. Our underweight in the strong health care services industry also hampered relative results.

OUTLOOK
Mid-cap earnings remain strong and are the primary reason for the asset class's strong results versus large-caps. Growth stocks appear attractively valued, given the significant outperformance by value in recent years. We expect companies with consistent earnings and cash flow growth to be rewarded as the economic recovery matures.

BRIAN W.H. BERGHUIS
Portfolio Manager
T. ROWE PRICE ASSOCIATES, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                              Percent of
                       Description            Net Assets
                       ---------------------------------
                       Omnicare, Inc.           1.56%
                       ---------------------------------
                       Rockwell Collins, Inc.   1.48%
                       ---------------------------------
                       Roper Industries, Inc.   1.41%
                       ---------------------------------
                       Medimmune, Inc.          1.32%
                       ---------------------------------
                       Murphy Oil Corp.         1.31%
                       ---------------------------------
                       Harris Corp.             1.26%
                       ---------------------------------
                       Best Buy Co., Inc.       1.26%
                       ---------------------------------
                       BJ Services Co.          1.26%
                       ---------------------------------
                       EOG Resources, Inc.      1.23%
                       ---------------------------------
                       Manor Care, Inc.         1.17%
                       ---------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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T. ROWE PRICE MID-CAP GROWTH PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               T. ROWE PRICE MID-CAP GROWTH PORTFOLIO MANAGED BY
       T. ROWE PRICE ASSOCIATES, INC. VS. RUSSELL MIDCAP GROWTH INDEX/1/
                           Growth Based on $10,000+

 LOGO

    ---------------------------------------------------------------
                                      Average Annual Return/2/
                                   (for the period ended 6/30/05)
    ---------------------------------------------------------------
                                   1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A             11.77% 13.01%      -5.43%
--  Class B                        11.60% 12.71%      -5.95%
    Class E                        11.70% 12.84%       0.96%
    ---------------------------------------------------------------
- - Russell Midcap Growth Index/1/ 10.87% 14.86%       0.05%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

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

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                    FOR THE PERIOD ENDED 6/30/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the first half of 2005 the Met Investors Series Trust/Turner Investment Partners Mid-Cap Growth Portfolio--Class A returned 0.98% vs. the 1.70% gain posted by the Russell Midcap Growth Index/1/. Serving as share-price dampeners were three phenomena: rising interest rates, rising oil prices, and sporadically rising inflation. The Federal Reserve boosted short-term rates to 3.25%. Oil prices rose about 40% at one point in June, hitting a 22-year high of $60.54 a barrel. At various times the Consumer Price Index rose at an annual rate of 3%--far from catastrophic but nonetheless higher than it has been for some time. The fear was that upticks in rates, oil prices, and inflation would depress consumer spending, business investment, corporate profits, and, last but not least, stock prices.

Overall six of the Portfolio's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth oriented holdings in the consumer discretionary sector, a 24% weighting. Holdings in the energy and financial services sectors, a combined 15% weighing also had a positive impact on performance. Apparel/footwear retail, oil & gas production, information technology services and wireless telecommunication stocks did especially well.

Detracting from performance most was a 19% weighing in the healthcare sector. Stocks that fared relatively poorly included holdings in the biotechnology and pharmaceutical industries. Also detracting from performance were holdings in the producer durables and technology sectors, a combined 27% weighting. Stocks in the semiconductors, aerospace & defense, telecommunications equipment and electronic production equipment industries had a negative impact on performance.

As always, the Portfolio is emphasizing stocks that we think have the strongest prospective earnings power: stocks of companies in the Internet, health and wellness, brokerage, financial-transaction processing, biotechnology, medical products, software, data-security, semiconductor, and wireless industries.

As of the end of June 2005, the stock market was down for the year-to-date, but we don't think it will stay down for all of 2005. We don't anticipate any sort of major cathartic event will take place to push the market into positive territory. What we do think will happen is that more investors will gradually realize that stocks are reasonably valued, especially in relation to bonds, and that earnings should be reasonably good. We've seen a trend over the past several quarters of companies exceeding Wall Street's earnings expectations. Those expectations have been modest and thus capable of continuing to be exceeded. If earnings keep coming in above the targets, then we think the market should respond positively, as it has in the past. However, keep in mind that historical trends are no guarantee to positive returns.

TEAM MANAGED
NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A COMMITTEE COMPOSED OF CHRISTOPHER K. MCHUGH, BILL MCVAIL, CFA, AND ROBERT E. TURNER, CFA. MR. MCHUGH, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, CO-FOUNDED TURNER IN 1990 AND IS THE PORTFOLIO'S LEAD MANAGER. MR. MCVAIL, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, JOINED TURNER IN 1998. MR. TURNER, CHAIRMAN AND CHIEF INVESTMENT OFFICER--GROWTH EQUITIES, CO-FOUNDED TURNER IN 1990.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Coach, Inc.                 1.93%
                      ------------------------------------
                      Wellpoint, Inc.             1.70%
                      ------------------------------------
                      Bed Bath & Beyond, Inc.     1.54%
                      ------------------------------------
                      Juniper Networks, Inc.      1.51%
                      ------------------------------------
                      Roper Industries, Inc.      1.50%
                      ------------------------------------
                      Broadcom Corp.              1.49%
                      ------------------------------------
                      T. Rowe Price Group, Inc.   1.44%
                      ------------------------------------
                      Fortune Brands, Inc.        1.44%
                      ------------------------------------
                      Chico's FAS, Inc.           1.43%
                      ------------------------------------
                      Monster Worldwide, Inc.     1.42%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

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TURNER MID-CAP GROWTH PORTFOLIO                    FOR THE PERIOD ENDED 6/30/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  TURNER MID-CAP GROWTH PORTFOLIO MANAGED BY
      TURNER INVESTMENT PARTNERS, INC. VS. RUSSELL MIDCAP GROWTH INDEX/2/
                           Growth Based on $10,000+

 LOGO

    --------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the period ended 6/30/05)
    --------------------------------------------------------------
                                   1 Year    Since Inception/4/
    --------------------------------------------------------------
    Turner Mid-Cap Growth
--  Portfolio--Class A              8.93%         13.40%
    Class B                         8.65%         13.10%
    --------------------------------------------------------------
- - Russell Midcap Growth Index/2/ 10.86%         12.93%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

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                                      66

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VAN KAMPEN COMSTOCK PORTFOLIO                      FOR THE PERIOD ENDED 6/30/05
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



MARKET CONDITIONS
The two months spanning the Portfolio's commencement of operations on May 1, 2005 through June 30, 2005, encompassed a notable (though not dramatic) stock market rally. Bouncing off its April low, the market was up in May due to improving investor sentiment. A retreat in oil prices, positive economic data, and respectable first quarter earnings reports gave investors reasons to be more optimistic. However, sentiment shifted in June. Federal Reserve Board Chairman Alan Greenspan dashed earlier hopes that the Federal Open Market Committee (the "Fed") was nearly finished raising the federal funds rate and crude oil surged north of $60 per barrel. Nonetheless, the market eked out a small gain for the month of June, and finished the two-month period up 3.33%, as measured by the S&P 500 Index/1/.

PERFORMANCE ANALYSIS
The Portfolio--Class A shares returned 0.60% (non-annualized) for the period since inception, May 1, 2005, through June 30, 2005. By comparison, the Portfolio's benchmark, the S&P 500 Index, returned 3.33% for the same period.

To preface, we note that we follow a "bottom up" approach to investing. Accordingly, all the overall sector weightings of the portfolio are a result of individual stock picks rather than a macroeconomic or broad sector call. Within this context, the Portfolio lagged the S&P 500 Index primarily due to the Portfolio's considerable materials sector overweight. Materials stocks were also the Portfolio's largest detractor on an absolute basis. Paper stocks fell short in the wake of a challenging environment. Specifically, soaring energy and commodity costs required to produce paper have cut into these companies' profit margins. Additionally, due to overcapacity in the industry, pricing power has been relatively sluggish. We are patient, however, and continue to monitor the situation carefully.

Stock selection in media and entertainment stocks also hampered the Portfolio's return relative to the benchmark index. Advertising revenues, a significant portion of media companies' earnings, remained weak. Furthermore, the radio industry has suffered from a diminished outlook given competition from alternate formats such as satellite radio and MP3 players. Nonetheless, we selectively added to media companies that were attractively valued by our measures.

The Portfolio's pharmaceuticals holdings also lost ground. However, we continued to maintain these positions, as our long-term view has not been deterred by the negative sentiment that plagues the group.

In contrast, the Portfolio's underweight in industrials, a weak performing group in the overall market, proved advantageous. The industrials sector represented a very small portion of the Portfolio, limiting the Portfolio's exposure to downside performance here. In our view, the sector has not offered many compelling investment opportunities in the recent past. Stock selection in the energy sector also boosted the Portfolio's returns relative to the benchmark. High oil prices continued to support a very favorable environment for many crude oil related companies.

At the close of the period, the Portfolio's significant underweights relative to the S&P 500 Index were in industrials and information technology, where stocks have been expensive by our measures. Conversely, the Portfolio was most overweighted relative to the benchmark in materials and telecommunications services. Beleaguered materials stocks have continued to show up in our stock screens. The historical corrections that are typical in this cyclical sector have not dampened our long-term fundamental outlook. Although recent improvements such as healthier balance sheets and consolidation have benefited overall industry fundamentals, the long-suffering telecom sector still remains undervalued in our view. However, unimpressive management teams and shifting business models could signal value "traps." We continue to watch the stocks closely.

OUTLOOK
We are more concerned with balance sheets and the financial health of individual companies than broad market trends or economic forecasting. Although market conditions have challenged us to find new investment opportunities lately, we maintain our focus on stocks with reasonable valuations relative to our assessment of fair value.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Van Kampen's Multi-Cap Value team which is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991.
Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

THERE IS NO GUARANTEE THE SECURITY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  GlaxoSmithKline Plc (ADR)          4.61%
                  -------------------------------------------
                  Federal Home Loan Mortgage Corp.   3.89%
                  -------------------------------------------
                  Bristol-Myers Squibb Co.           3.23%
                  -------------------------------------------
                  Verizon Communications, Inc.       3.11%
                  -------------------------------------------
                  International Paper Co.            3.04%
                  -------------------------------------------
                  Bank of America Corp.              3.03%
                  -------------------------------------------
                  SBC Communications, Inc.           2.82%
                  -------------------------------------------
                  Citigroup, Inc.                    2.46%
                  -------------------------------------------
                  Georgia-Pacific Corp.              2.26%
                  -------------------------------------------
                  Halliburton Co.                    2.19%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                      FOR THE PERIOD ENDED 6/30/05
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   VAN KAMPEN COMSTOCK PORTFOLIO MANAGED BY
        MORGAN STANLEY INVESTMENT MANAGEMENT, INC. VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

 LOGO

    --------------------------------------------------
                             Cumulative Return/2/
                        (for the period ended 6/30/05)
    --------------------------------------------------
                              Since Inception/3/
    --------------------------------------------------
    Van Kampen Comstock
--  Portfolio--Class A              0.60%
    Class B                         0.60%
    --------------------------------------------------
- - S&P 500 Index/1/                3.33%
    --------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2005 through June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
MET/AIM MID CAP CORE EQUITY PORTFOLIO       ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,021.94       $3.99
  Hypothetical (5% return before expenses)     1,000.00      1,020.85        3.98
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,019.91        5.20
  Hypothetical (5% return before expenses)     1,000.00      1,019.64        5.20
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,020.57        4.70
  Hypothetical (5% return before expenses)     1,000.00      1,020.14        4.70
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79%, 1.04%, and 0.94% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
MET/AIM SMALL CAP GROWTH PORTFOLIO          ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,019.47       $5.26
  Hypothetical (5% return before expenses)     1,000.00      1,019.59        5.26
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,018.05        6.50
  Hypothetical (5% return before expenses)     1,000.00      1,018.35        6.51
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,018.75        6.01
  Hypothetical (5% return before expenses)     1,000.00      1,018.84        6.01
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.05%, 1.30%, and 1.20% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO       ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,061.98       $4.08
  Hypothetical (5% return before expenses)     1,000.00      1,020.84        3.99
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,061.09        5.33
  Hypothetical (5% return before expenses)     1,000.00      1,019.63        5.22
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.04% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,019.50       $4.70
  Hypothetical (5% return before expenses)     1,000.00      1,020.14        4.70
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,018.22        5.91
  Hypothetical (5% return before expenses)     1,000.00      1,018.93        5.92
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,018.18        5.43
  Hypothetical (5% return before expenses)     1,000.00      1,019.41        5.44
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.94%, 1.18%, and 1.09% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
JANUS AGGRESSIVE GROWTH PORTFOLIO           ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,006.54       $3.62
  Hypothetical (5% return before expenses)     1,000.00      1,021.18        3.65
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,005.28        4.90
  Hypothetical (5% return before expenses)     1,000.00      1,019.91        4.94
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,006.59        4.39
  Hypothetical (5% return before expenses)     1,000.00      1,020.42        4.42
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73%, 0.99%, and 0.88% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
LORD ABBETT AMERICA'S VALUE PORTFOLIO       ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,009.59       $5.48
  Hypothetical (5% return before expenses)     1,000.00      1,019.34        5.51
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  997.63       $2.80
  Hypothetical (5% return before expenses)     1,000.00      1,021.99        2.83
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        996.81        4.03
  Hypothetical (5% return before expenses)     1,000.00      1,020.76        4.08
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00        996.82        3.54
  Hypothetical (5% return before expenses)     1,000.00      1,021.25        3.58
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.57%, 0.81%, and 0.71% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED


                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
LORD ABBETT GROWTH AND INCOME PORTFOLIO     ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  970.85       $2.59
  Hypothetical (5% return before expenses)     1,000.00      1,022.17        2.65
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        969.56        3.80
  Hypothetical (5% return before expenses)     1,000.00      1,020.94        3.90
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.53% and 0.78% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  989.45       $4.44
  Hypothetical (5% return before expenses)     1,000.00      1,020.33        4.51
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        988.35        5.67
  Hypothetical (5% return before expenses)     1,000.00      1,019.09        5.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% and 1.15% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,023.57       $3.83
  Hypothetical (5% return before expenses)     1,000.00      1,021.01        3.83
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,022.35        5.09
  Hypothetical (5% return before expenses)     1,000.00      1,019.76        5.08
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,005.60       $1.74
  Hypothetical (5% return before expenses)     1,000.00      1,023.06        1.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,006.80       $1.63
  Hypothetical (5% return before expenses)     1,000.00      1,023.17        1.64
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.33% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
METLIFE DEFENSIVE STRATEGY PORTFOLIO        ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,009.00       $1.74
  Hypothetical (5% return before expenses)     1,000.00      1,023.06        1.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,005.70       $1.64
  Hypothetical (5% return before expenses)     1,000.00      1,023.16        1.65
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.33% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
METLIFE MODERATE STRATEGY PORTFOLIO         ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,006.90       $1.74
  Hypothetical (5% return before expenses)     1,000.00      1,023.06        1.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
MFS RESEARCH INTERNATIONAL PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  976.11       $4.84
  Hypothetical (5% return before expenses)     1,000.00      1,019.90        4.94
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        974.32        6.10
  Hypothetical (5% return before expenses)     1,000.00      1,018.61        6.24
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00        975.21        5.61
  Hypothetical (5% return before expenses)     1,000.00      1,019.11        5.74
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99%, 1.25%, and 1.15% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
NEUBERGER BERMAN REAL ESTATE PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,067.36       $3.57
  Hypothetical (5% return before expenses)     1,000.00      1,021.34        3.49
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,066.56        4.84
  Hypothetical (5% return before expenses)     1,000.00      1,020.11        4.74
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,066.56        4.33
  Hypothetical (5% return before expenses)     1,000.00      1,020.60        4.24
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70%, 0.95%, and 0.85% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  977.27       $3.47
  Hypothetical (5% return before expenses)     1,000.00      1,021.28        3.55
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        975.93        4.64
  Hypothetical (5% return before expenses)     1,000.00      1,020.10        4.74
------------------------------------------  ------------- ------------- --------------

  Class E**
  Actual                                       1,000.00      1,025.09        1.54
  Hypothetical (5% return before expenses)     1,000.00      1,006.83        1.53
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71%, 0.95% and 0.91% for the Class A, Class B and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
** Inception Date 5/1/05

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
PIMCO INFLATION PROTECTED BOND PORTFOLIO    ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,019.74       $2.76
  Hypothetical (5% return before expenses)     1,000.00      1,022.06        2.76
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,019.76        4.00
  Hypothetical (5% return before expenses)     1,000.00      1,020.84        4.00
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.55% and 0.80% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
PIMCO TOTAL RETURN PORTFOLIO                ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,026.30       $2.93
  Hypothetical (5% return before expenses)     1,000.00      1,021.90        2.92
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,024.80        4.17
  Hypothetical (5% return before expenses)     1,000.00      1,020.67        4.16
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,025.60        3.67
  Hypothetical (5% return before expenses)     1,000.00      1,021.17        3.66
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.58%, 0.83%, and 0.73% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,004.25       $6.02
  Hypothetical (5% return before expenses)     1,000.00      1,018.79        6.06
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,002.86        7.26
  Hypothetical (5% return before expenses)     1,000.00      1,017.55        7.31
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.21% and 1.46% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
RCM GLOBAL TECHNOLOGY PORTFOLIO             ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  954.55       $5.33
  Hypothetical (5% return before expenses)     1,000.00      1,019.34        5.51
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        954.15        6.54
  Hypothetical (5% return before expenses)     1,000.00      1,018.10        6.75
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00        954.25        6.06
  Hypothetical (5% return before expenses)     1,000.00      1,018.60        6.26
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, 1.35%, and 1.25% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
THIRD AVENUE SMALL CAP PORTFOLIO            ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,058.41       $4.13
  Hypothetical (5% return before expenses)     1,000.00      1,020.78        4.06
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,057.06        5.38
  Hypothetical (5% return before expenses)     1,000.00      1,019.56        5.28
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.81% and 1.06% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,018.54       $4.05
  Hypothetical (5% return before expenses)     1,000.00      1,020.78        4.06
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,017.40        5.29
  Hypothetical (5% return before expenses)     1,000.00      1,019.55        5.30
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,018.67        4.80
  Hypothetical (5% return before expenses)     1,000.00      1,020.04        4.80
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.81%, 1.06%, and 0.96% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
TURNER MID-CAP GROWTH PORTFOLIO             ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,009.80       $4.41
  Hypothetical (5% return before expenses)     1,000.00      1,020.41        4.43
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,008.02        5.60
  Hypothetical (5% return before expenses)     1,000.00      1,019.22        5.63
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% and 1.12% for Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
VAN KAMPEN COMSTOCK PORTFOLIO               ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,006.00       $1.18
  Hypothetical (5% return before expenses)     1,000.00      1,007.18        1.18
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,006.00        1.63
  Hypothetical (5% return before expenses)     1,000.00      1,006.73        1.63
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% and 0.97% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 90.4%
       AUTO COMPONENTS - 0.9%
       Genuine Parts Co........................    64,100 $    2,633,869
                                                          --------------
       BANKS - 5.1%
       City National Corp......................    44,100      3,162,411
       Compass Bancshares, Inc.................    61,850      2,783,250
       Marshall & Ilsley Corp..................    58,900      2,618,105
       New York Community Bancorp, Inc.(a).....   177,800      3,221,736
       TCF Financial Corp......................   109,700      2,839,036
                                                          --------------
                                                              14,624,538
                                                          --------------
       BUILDING MATERIALS - 1.1%
       Sherwin-Williams Co. (The)..............    69,800      3,286,882
                                                          --------------
       CHEMICALS - 6.3%
       Engelhard Corp..........................   124,400      3,551,620
       International Flavors & Fragrances, Inc.   103,500      3,748,770
       Rohm and Haas Co........................    70,300      3,257,702
       Scotts Company (The) - Class A*(a)......    40,100      2,855,521
       Sigma-Aldrich Corp......................    85,200      4,774,608
                                                          --------------
                                                              18,188,221
                                                          --------------
       COMMERCIAL SERVICES & SUPPLIES - 15.0%
       Ceridian Corp.*.........................   144,650      2,817,782
       Fair Isaac Corp.(a).....................    80,100      2,923,650
       GTECH Holdings Corp.....................   132,500      3,874,300
       H&R Block, Inc..........................    67,500      3,938,625
       Pitney Bowes, Inc.......................    67,500      2,939,625
       Rentokil Initial Plc*................... 1,470,715      4,189,938
       Republic Services, Inc..................    79,000      2,844,790
       Sabre Holdings Corp. - Class A..........    83,200      1,659,840
       Service Corporation International.......   552,300      4,429,446
       Valassis Communications, Inc.*..........   108,800      4,031,040
       Waters Corp.*...........................   108,600      4,036,662
       Xerox Corp.*............................   399,800      5,513,242
                                                          --------------
                                                              43,198,940
                                                          --------------
       COMPUTERS & PERIPHERALS - 1.8%
       Lexmark International, Inc. - Class A*..    77,400      5,017,842
                                                          --------------
       CONTAINERS & PACKAGING - 2.1%
       Ball Corp...............................    86,600      3,114,136
       Pactiv Corp.*...........................   137,900      2,975,882
                                                          --------------
                                                               6,090,018
                                                          --------------
       ELECTRIC UTILITIES - 1.1%
       Wisconsin Energy Corp...................    78,100      3,045,900
                                                          --------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.4%
       Agilent Technologies, Inc. *............   145,500      3,349,410
       Amphenol Corp. - Class A(a).............    67,800      2,723,526
       Briggs & Stratton Corp.(a)..............   120,800      4,182,096
       Xilinx, Inc.............................    97,900      2,496,450
                                                          --------------
                                                              12,751,482
                                                          --------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         FOOD PRODUCTS - 2.6%
         Campbell Soup Co.......................  92,500 $    2,846,225
         Tate & Lyle Plc........................ 531,590      4,534,513
                                                         --------------
                                                              7,380,738
                                                         --------------
         FOOD RETAILERS - 2.2%
         Kroger Co.*............................ 331,200      6,302,736
                                                         --------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
         Mettler-Toledo International, Inc.*(a).  61,200      2,850,696
         Pall Corp..............................  75,000      2,277,000
         Techne Corp.*(a).......................  73,200      3,360,612
                                                         --------------
                                                              8,488,308
                                                         --------------
         HOTELS, RESTAURANTS & LEISURE - 1.2%
         Outback Steakhouse, Inc.(a)............  77,000      3,483,480
                                                         --------------
         HOUSEHOLD DURABLES - 2.5%
         Ethan Allen Interiors, Inc.(a)......... 107,300      3,595,623
         Mohawk Industries, Inc.*...............  44,600      3,679,500
                                                         --------------
                                                              7,275,123
                                                         --------------
         INDUSTRIAL - DIVERSIFIED - 1.0%
         ITT Industries, Inc....................  30,300      2,958,189
                                                         --------------
         INSURANCE - 4.7%
         ACE, Ltd...............................  66,300      2,973,555
         Axis Capital Holdings, Ltd.(a)......... 136,250      3,855,875
         Montpelier Re Holdings, Ltd.(a)........ 104,100      3,599,778
         RenaissanceRe Holdings, Ltd.(a)........  62,300      3,067,652
                                                         --------------
                                                             13,496,860
                                                         --------------
         IT CONSULTING & SERVICES - 1.1%
         Reynolds and Reynolds Co. - Class A.... 121,200      3,276,036
                                                         --------------
         MACHINERY - 1.9%
         Dover Corp............................. 150,400      5,471,552
                                                         --------------
         MEDIA - 2.9%
         Belo Corp.(a).......................... 171,300      4,106,061
         Knight-Ridder, Inc.....................  67,900      4,164,986
                                                         --------------
                                                              8,271,047
                                                         --------------
         OIL & GAS - 16.4%
         Amerada Hess Corp......................  26,150      2,785,236
         BJ Services Co......................... 111,400      5,846,272
         FMC Technologies, Inc.*................ 131,000      4,188,070
         Murphy Oil Corp........................  81,900      4,277,637
         Nabors Industries, Ltd.*...............  64,200      3,891,804
         Newfield Exploration Co.*..............  71,800      2,864,102
         Noble Corp.............................  52,000      3,198,520
         Plains Exploration & Production Co.*(a)  95,500      3,393,115
         Smith International, Inc...............  66,800      4,255,160
         Southwestern Energy Co.*(a)............ 107,000      5,026,860
         Williams Companies, Inc................ 382,300      7,263,700
                                                         --------------
                                                             46,990,476
                                                         --------------
         PAPER & FOREST PRODUCTS - 1.4%
         Georgia-Pacific Corp................... 124,900      3,971,820
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         PHARMACEUTICALS - 3.6%
         Forest Laboratories, Inc.*.............  96,500 $    3,749,025
         IMS Health, Inc........................ 150,700      3,732,839
         Teva Pharmaceutical Industries,
           Ltd.(ADR)(a).........................  87,500      2,724,750
                                                         --------------
                                                             10,206,614
                                                         --------------
         RETAIL - SPECIALTY - 3.0%
         Family Dollar Stores, Inc.............. 108,700      2,837,070
         Mattel, Inc............................ 309,500      5,663,850
                                                         --------------
                                                              8,500,920
                                                         --------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.2%
         International Rectifier Corp.*(a)......  70,400      3,359,488
         National Semiconductor Corp............ 137,000      3,018,110
                                                         --------------
                                                              6,377,598
                                                         --------------
         SOFTWARE - 2.9%
         Computer Associates International, Inc. 155,000      4,259,400
         Diebold, Inc.(a).......................  91,200      4,114,032
                                                         --------------
                                                              8,373,432
                                                         --------------
         Total Common Stocks (Cost $241,739,145)            259,662,621
                                                         --------------

     ---------------------------------------------------------------------
     SECURITY                                  SHARES/PAR      VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 24.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.680%
       to be repurchased at $33,013,457 on
       07/01/05 collateralized by $31,515,000
       FNMA 5.750% due 02/15/08 with a
       value of $33,671,824................... $33,011,000 $   33,011,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  36,726,477     36,726,477
                                                           --------------
     Total Short-Term Investments
     (Cost $69,737,477)                                        69,737,477
                                                           --------------

     TOTAL INVESTMENTS - 114.7%
     (Cost $311,476,622)                                      329,400,098

     Other Assets and Liabilities (net) - (14.7%)             (42,129,435)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $  287,270,663
                                                           ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 97.2%
       AEROSPACE & DEFENSE - 0.9%
       United Industrial Corp.(a).................. 124,100 $   4,435,334
                                                            -------------
       BANKS - 4.1%
       Amegy Bancorporation, Inc.*(a).............. 170,260     3,810,419
       East West Bancorp, Inc...................... 113,120     3,799,701
       PrivateBancorp, Inc.(a).....................  71,200     2,519,056
       SVB Financial Group*(a).....................  95,400     4,569,660
       Texas Capital Bancshares, Inc.*(a).......... 106,800     2,108,232
       Texas Regional Bancshares, Inc. - Class A(a)  80,100     2,441,448
                                                            -------------
                                                               19,248,516
                                                            -------------
       BIOTECHNOLOGY - 2.4%
       Affymetrix, Inc.*(a)........................  69,180     3,730,877
       Millipore Corp.*............................  53,400     3,029,382
       Myriad Genetics, Inc.*(a)................... 104,400     1,633,860
       Protein Design Labs, Inc. *(a).............. 132,600     2,679,846
                                                            -------------
                                                               11,073,965
                                                            -------------
       BUSINESS SERVICES - 0.7%
       CRA International, Inc.*(a).................  64,300     3,462,555
                                                            -------------
       CHEMICALS - 1.7%
       FMC Corp.*(a)...............................  73,800     4,143,132
       Scotts Co. (The) - Class A*.................  57,300     4,080,333
                                                            -------------
                                                                8,223,465
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 7.6%
       Advisory Board Co.*(a)......................  58,500     2,851,290
       Corporate Executive Board Co................  60,460     4,735,832
       CoStar Group, Inc.*(a)...................... 105,120     4,583,232
       Euronet Worldwide, Inc.*(a)................. 152,200     4,424,454
       Gen Probe, Inc.*............................ 102,240     3,704,155
       Global Payments, Inc.(a)....................  64,100     4,345,980
       MPS Group, Inc.*(a)......................... 274,200     2,582,964
       Pediatrix Medical Group, Inc.*(a)...........  56,900     4,184,426
       Stericycle, Inc.*(a)........................  85,800     4,317,456
                                                            -------------
                                                               35,729,789
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.7%
       Plantronics, Inc.(a)........................  71,800     2,610,648
       Polycom, Inc.*.............................. 189,400     2,823,954
       SafeNet, Inc.*(a)...........................  76,600     2,608,996
                                                            -------------
                                                                8,043,598
                                                            -------------
       COMPUTERS & PERIPHERALS - 2.0%
       Catapult Communications Corp.*(a)........... 107,900     1,840,774
       Mercury Computer Systems, Inc.*(a).......... 140,000     3,831,800
       NETGEAR, Inc.*(a)........................... 189,300     3,520,980
                                                            -------------
                                                                9,193,554
                                                            -------------
       CONSTRUCTION MATERIALS - 1.8%
       Eagle Materials, Inc.(a)....................  52,460     4,857,271
       Hughes Supply, Inc.......................... 120,500     3,386,050
                                                            -------------
                                                                8,243,321
                                                            -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        ELECTRICAL EQUIPMENT - 0.6%
        Actuant Corp. - Class A*(a)..............  60,800 $   2,914,752
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.9%
        ARM Holdings, Plc (ADR)(a)............... 662,012     4,064,754
        Daktronics, Inc.(a)......................   7,400       148,074
        FARO Technologies, Inc.*(a).............. 145,000     3,952,700
        FLIR Systems, Inc.*(a)................... 154,800     4,619,232
        Imax Corp.*(a)........................... 301,200     2,993,928
        Thomas & Betts Corp.*.................... 115,000     3,247,600
        Trimble Navigation, Ltd.*(a)............. 105,000     4,091,850
                                                          -------------
                                                             23,118,138
                                                          -------------
        ENERGY EQUIPMENT & SERVICES - 0.8%
        FMC Technologies, Inc.*(a)............... 116,700     3,730,899
                                                          -------------
        FINANCIAL SERVICES - 1.3%
        Affiliated Managers Group, Inc.*(a)......  48,390     3,306,489
        Jeffries Group, Inc.(a)..................  68,700     2,603,043
                                                          -------------
                                                              5,909,532
                                                          -------------
        FOOD PRODUCTS - 0.9%
        United Natural Foods, Inc.*(a)........... 146,900     4,461,353
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 7.2%
        American Medical Systems Holdings,
          Inc.*(a)............................... 209,900     4,334,435
        Immucor, Inc.*........................... 108,700     3,146,865
        Integra LifeSciences Holdings*(a)........ 112,800     3,293,760
        Intuitive Surgical, Inc.*(a).............  73,400     3,423,376
        Mentor Corp.(a).......................... 126,100     5,230,628
        NuVasive, Inc.*(a)....................... 200,700     3,335,634
        ResMed, Inc.*(a).........................  55,000     3,629,450
        Varian, Inc.*............................  90,500     3,419,995
        Wright Medical Group, Inc.*(a)........... 154,700     4,130,490
                                                          -------------
                                                             33,944,633
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 3.0%
        Amsurg Corp.*(a)......................... 100,900     2,793,921
        Centene Corp.*...........................  77,500     2,602,450
        LifePoint Hospitals, Inc.*(a)............ 100,800     5,092,416
        Per-Se Technologies, Inc.*...............   2,300        48,346
        VCA Antech, Inc.*........................ 156,000     3,783,000
                                                          -------------
                                                             14,320,133
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 7.8%
        Choice Hotels International, Inc.(a).....  72,200     4,743,540
        Jack in the Box, Inc.*(a)................ 111,900     4,243,248
        Kerzner International, Ltd.*(a)..........  45,500     2,591,225
        Marvel Enterprises, Inc.*(a)............. 196,950     3,883,854
        P.F. Chang's China Bistro, Inc.*(a)......  80,660     4,757,327
        Panera Bread Co. - Class A*(a)...........  38,500     2,390,272
        Penn National Gaming, Inc.*..............  68,400     2,496,600
        RARE Hospitality International, Inc.*(a). 134,280     4,091,512
        Sonic Corp.*(a).......................... 151,000     4,610,030
        Steiner Leisure, Ltd.*...................  76,300     2,828,441
                                                          -------------
                                                             36,636,049
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         HOUSEHOLD DURABLES - 1.7%
         Beazer Homes USA, Inc.(a)..............  65,100 $    3,720,465
         Tempur-Pedic International, Inc.*(a)... 192,590      4,271,646
                                                         --------------
                                                              7,992,111
                                                         --------------
         HOUSEHOLD PRODUCTS - 0.8%
         Church & Dwight, Inc.(a)...............  97,400      3,525,880
                                                         --------------
         INSURANCE - 1.3%
         HCC Insurance Holdings, Inc.(a)........  80,600      3,052,322
         ProAssurance Corp.*(a).................  71,000      2,964,960
                                                         --------------
                                                              6,017,282
                                                         --------------
         INTERNET SOFTWARE & SERVICES - 3.1%
         Blue Coat Systems, Inc.*...............  47,500      1,419,300
         F5 Networks, Inc.*(a)..................  47,300      2,234,215
         Internet Security Systems, Inc.*(a).... 184,100      3,735,389
         PlanetOut, Inc.*(a)....................  12,040        104,989
         Sapient Corp.*(a)...................... 456,700      3,621,631
         ValueClick, Inc.*(a)................... 297,100      3,663,243
                                                         --------------
                                                             14,778,767
                                                         --------------
         LEISURE EQUIPMENT & PRODUCTS - 1.1%
         Nautilus Group, Inc.(a)................ 176,100      5,018,850
                                                         --------------
         MACHINERY - 2.4%
         Graco, Inc.............................  74,800      2,548,436
         IDEX Corp..............................  75,700      2,922,777
         JLG Industries, Inc.................... 211,700      5,817,516
                                                         --------------
                                                             11,288,729
                                                         --------------
         MEDIA - 2.0%
         Lions Gate Entertainment Corp.*(a)..... 411,000      4,216,860
         Macrovision Corp.*(a).................. 152,200      3,430,588
         Radio One, Inc. - Class D*(a).......... 127,700      1,630,729
                                                         --------------
                                                              9,278,177
                                                         --------------
         METALS & MINING - 0.7%
         Carpenter Technology Corp.(a)..........  66,400      3,439,520
                                                         --------------
         MUTUAL FUNDS - 0.4%
         iShares Nasdaq Biotechnology Index Fund  29,400      1,996,260
                                                         --------------
         OIL & GAS - 4.4%
         Cal Dive International, Inc.*(a).......  95,040      4,977,245
         Core Laboratories N.V.*................ 107,600      2,885,832
         Encore Aquisition Co.*(a).............. 102,800      4,214,800
         Range Resources Corp.(a)............... 166,600      4,481,540
         Unit Corp.*............................  98,740      4,345,547
                                                         --------------
                                                             20,904,964
                                                         --------------
         PHARMACEUTICALS - 2.5%
         Amylin Pharmaceuticals, Inc.*(a)....... 124,000      2,595,320
         First Horizon Pharmaceutical Corp.*(a). 163,000      3,103,520
         MGI Pharma, Inc.*(a)................... 141,500      3,079,040
         United Therapeutics Corp.*(a)..........  61,400      2,959,480
                                                         --------------
                                                             11,737,360
                                                         --------------

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      REAL ESTATE - 1.2%
      BioMed Reality Trust, Inc. (REIT)...........  64,600 $    1,540,710
      Pan Pacific Retail Properties, Inc.
        (REIT)(a).................................  63,200      4,195,216
                                                           --------------
                                                                5,735,926
                                                           --------------
      RETAIL - SPECIALTY - 9.7%
      Aeropostale, Inc.*(a)....................... 147,200      4,945,920
      BJ's Wholesale Club, Inc.*.................. 118,600      3,853,314
      Children's Place Retail Stores, Inc.*(a)....  88,700      4,139,629
      GameStop Corp. - Class A*(a)................ 115,310      3,771,790
      Guitar Center, Inc.*(a).....................  59,200      3,455,504
      Jos. A. Bank Clothiers, Inc.*(a)............ 138,600      6,001,380
      MSC Industrial Direct Co., Inc. - Class A(a) 142,080      4,795,200
      Pacific Sunwear of California, Inc.*(a).....  94,000      2,161,060
      RC2 Corp.*(a)...............................  82,800      3,110,796
      Regis Corp..................................  87,800      3,431,224
      Toro Co. (The)(a)...........................  70,700      2,729,727
      Wolverine World Wide, Inc.(a)............... 126,900      3,046,869
                                                           --------------
                                                               45,442,413
                                                           --------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.9%
      FormFactor, Inc.*(a)........................ 146,440      3,868,945
      Microsemi Corp.*(a)......................... 257,100      4,833,480
      Semtech Corp.*(a)...........................  32,200        536,130
      Sigmatel, Inc.*(a)..........................  99,700      1,710,852
      Tessera Technologies, Inc.*(a).............. 119,800      4,002,518
      Varian Semiconductor Equipment
        Associates, Inc.*(a)......................  92,700      3,429,900
                                                           --------------
                                                               18,381,825
                                                           --------------
      SOFTWARE - 5.5%
      ANSYS, Inc.*................................  34,100      1,210,891
      Avid Technology, Inc.*(a)...................  62,900      3,351,312
      Cerner Corp.*(a)............................  84,120      5,717,636
      Epicor Software Corp.*(a)................... 255,500      3,372,600
      Macromedia, Inc.*........................... 140,700      5,377,554
      MicroStrategy, Inc. - Class A*(a)...........  76,500      4,057,560
      Retalix, Ltd.*(a)...........................   5,880        126,420
      Websense, Inc.*(a)..........................  53,300      2,561,065
                                                           --------------
                                                               25,775,038
                                                           --------------
      TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
      Alamosa Holdings, Inc.*(a).................. 359,800      5,001,220
      NeuStar, Inc. - Class A*....................  30,800        788,480
                                                           --------------
                                                                5,789,700
                                                           --------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.5%
      Bebe stores, Inc.(a)........................ 107,435      2,843,791
      Warnaco Group, Inc. (The)*(a)............... 175,700      4,085,025
                                                           --------------
                                                                6,928,816
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     TRANSPORTATION - 4.4%
     Forward Air Corp.(a).....................      127,850 $    3,614,320
     Heartland Express, Inc.(a)...............      124,300      2,415,149
     Kirby Corp.*.............................       51,900      2,340,690
     Knight Transportation, Inc.(a)...........      106,800      2,598,444
     Old Dominion Freight Line, Inc.*(a)......       84,900      2,277,867
     Swift Transportation Co., Inc.*(a).......      176,900      4,120,001
     UTI Worldwide, Inc.(a)...................       49,000      3,411,380
                                                            --------------
                                                                20,777,851
                                                            --------------
     Total Common Stocks
     (Cost $401,103,674)                                       457,499,055
                                                            --------------

     SHORT-TERM INVESTMENTS - 28.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.680%
       to be repurchased at $15,866,181 on
       07/01/05 collateralized by
       $16,295,000 FNMA 3.250% due
       08/15/08 with a value of
       $16,182,972............................ $ 15,865,000     15,865,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  117,552,957    117,552,957
                                                            --------------
     Total Short-Term Investments
     (Cost $133,417,957)                                       133,417,957
                                                            --------------

     TOTAL INVESTMENTS - 125.5%
     (Cost $534,521,631)                                       590,917,012

     Other Assets and Liabilities (net) - (25.5%)             (120,072,931)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  470,844,081
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                     SHARES    (NOTE 2)
     ---------------------------------------------------------------------

     COMMON STOCKS - 97.4%
     AEROSPACE & DEFENSE - 2.3%
     Alliant Techsystems, Inc.*.....................  47,549 $   3,356,960
     Rockwell Collins, Inc..........................  90,277     4,304,407
                                                             -------------
                                                                 7,661,367
                                                             -------------
     AUTO COMPONENTS - 1.3%
     Autoliv, Inc...................................  54,320     2,379,216
     Lear Corp......................................  53,792     1,956,953
                                                             -------------
                                                                 4,336,169
                                                             -------------
     BANKS - 7.6%
     Commerce Bancshares, Inc.......................  42,005     2,117,472
     FirstMerit Corp................................ 158,384     4,135,406
     Keycorp........................................  96,344     3,193,804
     M&T Bank Corp..................................  60,250     6,335,890
     Northern Trust Corp............................  72,595     3,309,606
     Zions Bancorporation...........................  85,017     6,251,300
                                                             -------------
                                                                25,343,478
                                                             -------------
     BEVERAGES - 0.5%
     Pepsi Bottling Group, Inc......................  52,744     1,509,006
                                                             -------------
     BIOTECHNOLOGY - 1.3%
     MedImmune, Inc.*............................... 167,079     4,464,351
                                                             -------------
     CHEMICALS - 3.1%
     Agrium, Inc.................................... 173,904     3,410,257
     Carlisle Cos., Inc.............................  33,527     2,300,958
     Rohm & Haas Co.................................  98,237     4,552,303
                                                             -------------
                                                                10,263,518
                                                             -------------
     COMMERCIAL SERVICES & SUPPLIES - 2.0%
     Republic Services, Inc......................... 105,725     3,807,157
     Xerox Corp.*...................................  95,763     1,320,572
     Zebra Technologies Corp. - Class A*............  32,472     1,421,949
                                                             -------------
                                                                 6,549,678
                                                             -------------
     COMPUTER HARDWARE - 1.2%
     CDW Corp.......................................  60,283     3,441,556
     Ditech Communications Corp.*...................  68,657       445,584
                                                             -------------
                                                                 3,887,140
                                                             -------------
     DIVERSIFIED ENERGY - 3.2%
     CMS Energy Corp.*..............................  46,676       702,941
     PNM Resources, Inc.............................  46,530     1,340,529
     Public Service Enterprise Group, Inc...........  11,700       711,594
     Western Gas Resources, Inc.....................  82,966     2,895,513
     Williams Companies, Inc. (The)................. 265,065     5,036,235
                                                             -------------
                                                                10,686,812
                                                             -------------
     DRUGS - 1.0%
     Charles River Laboratories International, Inc.*  68,256     3,293,352
                                                             -------------
     ELECTRIC UTILITIES - 10.2%
     Cinergy Corp...................................  40,844     1,830,628
     Edison International...........................  81,922     3,321,937
     Entergy Corp...................................  87,270     6,593,249
     FirstEnergy Corp...............................  79,137     3,807,281

            -------------------------------------------------------
            SECURITY                                     VALUE
            DESCRIPTION                       SHARES    (NOTE 2)
            -------------------------------------------------------

            ELECTRIC UTILITIES - CONTINUED
            PG&E Corp........................ 171,601 $   6,441,902
            Pinnacle West Capital Corp.......   5,504       244,653
            PPL Corp......................... 149,675     8,887,701
            Wisconsin Energy Corp............  64,380     2,510,820
                                                      -------------
                                                         33,638,171
                                                      -------------
            FINANCIALS - DIVERSIFIED - 3.9%
            American Capital Strategies, Ltd.  88,669     3,201,837
            Bear Stearns Cos., Inc...........  46,690     4,852,959
            CIT Group, Inc................... 113,238     4,865,837
                                                      -------------
                                                         12,920,633
                                                      -------------
            FOOD PRODUCTS - 1.9%
            Archer-Daniels-Midland Co........ 138,123     2,953,070
            Smithfield Foods, Inc.*.......... 121,036     3,300,651
                                                      -------------
                                                          6,253,721
                                                      -------------
            HEALTH CARE PROVIDERS & SERVICES - 1.9%
            Health Net, Inc.*................ 162,604     6,204,969
                                                      -------------
            HOTELS, RESTAURANTS & LEISURE - 2.7%
            Callaway Golf Co................. 166,322     2,566,348
            Harrah's Entertainment, Inc......  43,510     3,135,766
            Hilton Hotels Corp............... 131,100     3,126,735
                                                      -------------
                                                          8,828,849
                                                      -------------
            HOUSEHOLD DURABLES - 4.7%
            Lennar Corp. - Class A........... 132,291     8,393,864
            Mohawk Industries, Inc.*.........  56,473     4,659,023
            Stanley Works....................  54,999     2,504,654
                                                      -------------
                                                         15,557,541
                                                      -------------
            HOUSEHOLD PRODUCTS - 2.5%
            Clorox Company (The).............  72,255     4,026,049
            Newell Rubbermaid, Inc........... 183,259     4,368,894
                                                      -------------
                                                          8,394,943
                                                      -------------
            INSURANCE - 8.1%
            Ambac Financial Group, Inc.......  70,135     4,892,617
            Everest Re Group, Ltd............  58,287     5,420,691
            PartnerRe, Ltd...................  64,204     4,136,022
            PMI Group, Inc. (The)............  60,938     2,375,363
            RenaissanceRe Holdings, Ltd......  67,241     3,310,947
            Torchmark Corp...................  75,795     3,956,499
            Willis Group Holdings, Ltd.......  85,036     2,782,378
                                                      -------------
                                                         26,874,517
                                                      -------------
            INTERNET SOFTWARE & SERVICES - 0.5%
            Avocent Corp.*...................  63,580     1,661,981
                                                      -------------
            IT CONSULTING & SERVICES - 2.7%
            BearingPoint, Inc.*.............. 362,438     2,656,671
            Ingram Micro, Inc.*..............   5,980        93,288
            Tech Data Corp.*................. 111,802     4,093,071
            WebMD Corp. *.................... 208,555     2,141,860
                                                      -------------
                                                          8,984,890
                                                      -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        MEDIA - 2.6%
        Dow Jones & Co., Inc.(a).................. 129,039 $   4,574,433
        Lamar Advertising Co. - Class A*..........  95,468     4,083,166
                                                           -------------
                                                               8,657,599
                                                           -------------
        OIL & GAS - 10.1%
        AGL Resources, Inc........................ 192,901     7,455,624
        BJ Services Co............................  63,408     3,327,652
        Energen Corp..............................  21,520       754,276
        EOG Resources, Inc........................ 204,723    11,628,266
        Frontier Oil Corp.........................  72,557     2,129,548
        Noble Energy, Inc.........................  56,021     4,237,989
        Range Resources Corp...................... 147,097     3,956,909
                                                           -------------
                                                              33,490,264
                                                           -------------
        PAPER & PACKAGING - 0.9%
        Packaging Corp. of America................ 147,322     3,101,128
                                                           -------------
        PARTS & EQUIPMENT - 2.5%
        American Standard Cos., Inc............... 108,699     4,556,662
        Cooper Industries, Ltd. - Class A.........  58,445     3,734,636
                                                           -------------
                                                               8,291,298
                                                           -------------
        PHARMACEUTICALS - 0.6%
        IVAX Corp.*...............................  92,268     1,983,762
                                                           -------------
        REAL ESTATE - 7.4%
        Apartment Investment & Management Co.
          (REIT) - Class A........................ 116,192     4,754,577
        Developers Diversified Realty Corp. (REIT)  89,976     4,135,297
        Equity Residential (REIT).................  35,940     1,323,311
        Healthcare Realty Trust, Inc. (REIT)......   7,930       306,177
        istar Financial, Inc. (REIT).............. 165,323     6,875,783
        Plum Creek Timber Co., Inc. (REIT)........ 127,022     4,610,899
        Prentiss Properties Trust (REIT)..........  73,096     2,663,618
                                                           -------------
                                                              24,669,662
                                                           -------------
        RETAIL - MULTILINE - 3.8%
        Federated Department Stores, Inc..........  92,483     6,777,154
        J.C. Penney Co., Inc...................... 108,867     5,724,227
                                                           -------------
                                                              12,501,381
                                                           -------------
        RETAIL - SPECIALTY - 1.5%
        Ross Stores, Inc..........................  85,549     2,473,222
        Talbots, Inc..............................  76,149     2,472,558
                                                           -------------
                                                               4,945,780
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.9%
        Amphenol Corp. - Class A..................  70,134     2,817,283
        Freescale Semiconductor, Inc.*............  60,250     1,265,852
        Tessera Technologies, Inc. *..............  63,392     2,117,927
                                                           -------------
                                                               6,201,062
                                                           -------------
        SOFTWARE - 1.2%
        Activision, Inc.*......................... 239,816     3,961,760
                                                           -------------
        TOBACCO - 0.8%
        Reynolds American Inc.....................  33,975     2,677,230
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     TRANSPORTATION - 1.5%
     Landstar System, Inc.*.....................      30,580 $     921,069
     Teekay Shipping Corp.......................      57,951     2,544,049
     Yellow Roadway Corp.*......................      29,056     1,476,045
                                                             -------------
                                                                 4,941,163
                                                             -------------
     Total Common Stocks (Cost $292,957,679)                   322,737,175
                                                             -------------

     SHORT-TERM INVESTMENTS - 4.8%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.000% to
       be repurchased at $15,822,879 on
       07/01/05 collateralized by $14,410,000
       FNMA 6.625% due 09/15/09 with a value
       of $16,139,200 (Cost $15,822,000)........ $15,822,000    15,822,000
                                                             -------------

     TOTAL INVESTMENTS - 102.2%
     (Cost $308,779,679)                                       338,559,175

     Other Assets and Liabilities (net) - (2.2%)                (7,221,474)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 331,337,701
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 96.5%
        AUSTRALIA - 2.2%
        Australia & New Zealand Banking Group,
          Ltd................................. 1,350,000 $    22,277,311
                                                         ---------------
        FRANCE - 10.4%
        BNP Paribas S.A.(a)...................   226,500      15,481,744
        L'Oreal S.A.(a).......................   176,600      12,664,102
        Neopost S.A.(a).......................   145,000      12,753,965
        Pernod-Ricard S.A.(a).................    46,300       7,384,342
        Publicis Groupe(a)....................   756,000      22,237,331
        Sanofi-Aventis S.A.(a)................   118,035       9,660,963
        Total S.A.............................    32,500       7,609,025
        Vivendi Universal S.A.(a).............   533,600      16,706,157
                                                         ---------------
                                                             104,497,629
                                                         ---------------
        GERMANY - 9.1%
        Bayerische Motoren Werke (BMW)
          AG(a)...............................   805,800      36,653,749
        Deutsche Boerse AG(a).................   364,400      28,451,081
        Hannover Rueckversicherung AG(a)......   116,600       4,399,291
        Henkel KGaA...........................   256,000      21,510,910
                                                         ---------------
                                                              91,015,031
                                                         ---------------
        HONG KONG - 0.4%
        Giordano International, Ltd........... 6,384,000       4,343,325
                                                         ---------------
        IRELAND - 3.1%
        Bank of Ireland....................... 1,810,000      29,092,027
        Bank of Ireland.......................   130,000       2,106,184
                                                         ---------------
                                                              31,198,211
                                                         ---------------
        ISRAEL - 0.6%
        Orbotech, Ltd.*.......................   265,000       5,694,850
                                                         ---------------
        ITALY - 4.2%
        Banco Popolare di Verona e Novara
          Scrl(a).............................   672,500      11,446,258
        Bulgari S.p.A.(a).....................   911,000      10,173,513
        San Paolo IMI S.p.A.(a)...............   325,000       4,443,721
        UniCredito Italiano S.p.A.(a)......... 2,974,000      15,643,263
                                                         ---------------
                                                              41,706,755
                                                         ---------------
        JAPAN - 14.5%
        Daiwa Securities Group, Inc........... 2,889,000      17,767,372
        Honda Motor Co., Ltd..................   392,500      19,307,928
        Kao Corp..............................   295,000       6,950,448
        Meitec Corp...........................   432,800      13,280,915
        NTT DoCoMo, Inc.......................    16,110      23,682,383
        Rohm Co., Ltd.........................   192,000      18,420,527
        Takeda Pharmaceutical Co., Ltd........   628,000      31,049,564
        Uni-Charm Corp.(a)....................   373,000      14,982,615
                                                         ---------------
                                                             145,441,752
                                                         ---------------
        MEXICO - 1.3%
        Grupo Televisa, S.A. (ADR)............   201,000      12,480,090
                                                         ---------------

       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       NETHERLANDS - 7.5%
       Akzo Nobel N.V.(a).....................    577,000 $    22,639,364
       Euronext N.V.(a).......................    775,600      26,166,895
       Heineken Holding N.V.*(a) - Series A...    523,000      14,616,556
       Heineken N.V...........................     64,375       1,982,754
       Koninklijke (Royal) Philips Electronics
         N.V..................................    364,000       9,150,972
                                                          ---------------
                                                               74,556,541
                                                          ---------------
       SINGAPORE - 1.1%
       United Overseas Bank, Ltd..............  1,260,400      10,596,916
       United Overseas Land, Ltd..............    126,040         170,196
                                                          ---------------
                                                               10,767,112
                                                          ---------------
       SOUTH KOREA - 6.2%
       Kookmin Bank...........................    420,800      19,170,850
       Lotte Chilsung Beverage Co., Ltd.......     11,510       9,966,151
       SK Telecom Co., Ltd....................    188,200      33,114,962
                                                          ---------------
                                                               62,251,963
                                                          ---------------
       SWITZERLAND - 15.0%
       Credit Suisse Group(a).................    543,000      21,283,585
       Givaudan S.A.(a).......................     27,620      16,027,011
       Lonza Group AG(a)......................    339,700      18,738,872
       Nestle S.A.(a).........................    112,200      28,647,207
       Novartis AG............................    561,000      26,620,859
       Swatch Group AG(a).....................    770,200      21,945,900
       Syngenta AG*...........................    168,300      17,222,210
                                                          ---------------
                                                              150,485,644
                                                          ---------------
       UNITED KINGDOM - 20.9%
       Aegis Group Plc........................  6,707,500      11,907,129
       Associated British Ports Holdings Plc..  2,060,000      18,109,484
       BP Plc.................................  1,059,000      11,018,694
       British Sky Broadcasting Group Plc.....    693,000       6,534,752
       Cadbury Schweppes Plc..................  2,331,000      22,202,695
       Diageo Plc.............................  2,308,000      33,934,409
       GlaxoSmithKline Plc....................  1,506,000      36,357,528
       Lloyds TSB Group Plc...................  2,280,200      19,285,223
       Michael Page International Plc.........  2,390,000       8,626,125
       Signet Group Plc....................... 11,522,000      22,385,588
       Vodafone Group Plc.....................  7,655,000      18,611,801
                                                          ---------------
                                                              208,973,428
                                                          ---------------
       Total Common Stocks
       (Cost $838,745,223)                                    965,689,642
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                           SHARES/PAR      VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------
         SHORT-TERM INVESTMENTS - 20.5%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/05 at 2.00% to be
           repurchased at $35,932,996 on
           07/01/05 collaterized by
           $33,760,000 FNMA at 5.50% due
           03/15/11 with a value of
           $36,650,700.................... $ 35,931,000 $   35,931,000
         State Street Navigator Securities
           Lending Prime Portfolio(b).....  168,591,160    168,591,160
                                                        --------------
         Total Short-Term Investments
         (Cost $204,522,160)                               204,522,160
                                                        --------------

         TOTAL INVESTMENTS - 117.0%
         (Cost $1,043,267,383)                           1,170,211,802

         Other Assets and Liabilities (net) - (17.0%)     (169,609,677)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $1,000,602,125
                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

The adviser considers liquid securities as coverage for forward purchase commitments.

Summary of Total Foreign Securities by Industry Classification 6/30/2005

                                                    VALUE   PERCENT OF
          INDUSTRY                                  (000)   NET ASSETS
          ------------------------------------------------------------
          Apparel & Textiles...................... $ 10,174     1.0%
          Automobiles.............................   55,962     5.6
          Banks...................................  148,550    14.8
          Beverages...............................   57,918     5.8
          Biotechnology...........................   18,739     1.9
          Business Services.......................    8,626     0.9
          Chemicals...............................   55,889     5.6
          Communications Services.................   98,351     9.8
          Cosmetics & Personal Care...............   12,664     1.3
          Electronics.............................   33,266     3.3
          Financial Services......................   94,663     9.5
          Food & Drug Retailing...................   32,169     3.2
          Food Products...........................   28,647     2.9
          Household Products......................   43,444     4.3
          Insurance...............................    4,399     0.4
          Media...................................   23,241     2.3
          Office Furnishings & Supplies...........   12,754     1.3
          Oil & Gas...............................   18,628     1.9
          Pharmaceuticals.........................  103,689    10.3
          Real Estate.............................      170     0.0
          Retailers...............................   48,675     4.9
          Software................................   13,281     1.3
          Telecomminication Services - Diversified   23,682     2.4
          Transportation..........................   18,109     1.8
                                                   --------    ----
          Total................................... $965,690    96.5%
                                                   ========    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                   PAR/       VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        DOMESTIC BONDS & DEBT SECURITIES - 0.4%
        AUTOMOTIVE LOANS - 0.4%
        General Motors Acceptance Corp., 4.375%,
          due 12/10/07..........................   645,000 $     604,652
        General Motors Acceptance Corp., 5.125%,
          due 05/09/08(a)....................... 1,075,000     1,016,203
        General Motors Acceptance Corp., 5.850%,
          due 01/14/09(a).......................   858,000       804,923
                                                           -------------
                                                               2,425,778
                                                           -------------
        Total Domestic Bonds & Debt Securities
        (Cost $2,375,865)
                                                           -------------
        COMMON STOCKS - 96.8%
        AIR FREIGHT & LOGISTICS - 3.6%
        C.H. Robinson Worldwide, Inc.(a)........   113,885     6,628,107
        FedEx Corp..............................   123,340     9,991,773
        United Parcel Service, Inc. - Class B...   106,700     7,379,372
                                                           -------------
                                                              23,999,252
                                                           -------------
        AUTOMOBILES - 1.6%
        Harley-Davidson, Inc....................    91,860     4,556,256
        Thor Industries, Inc.(a)................   184,495     5,798,678
                                                           -------------
                                                              10,354,934
                                                           -------------
        BANKS - 0.9%
        UCBH Holdings, Inc.(a)..................   359,755     5,842,421
                                                           -------------
        BIOTECHNOLOGY - 1.6%
        Invitrogen Corp.*.......................   131,190    10,926,815
                                                           -------------
        CHEMICALS - 0.1%
        Syngenta AG (ADR)*......................    24,210       493,642
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 2.7%
        CoStar Group, Inc.*(a)..................    33,390     1,455,804
        First Data Corp.........................   108,170     4,341,944
        Paychex, Inc............................   131,595     4,282,101
        Stericycle, Inc.*(a)....................   156,900     7,895,208
                                                           -------------
                                                              17,975,057
                                                           -------------
        COMMUNICATIONS EQUIPMENT - 3.0%
        Corning, Inc.*..........................   402,780     6,694,204
        Research In Motion, Ltd.*...............   180,760    13,331,050
                                                           -------------
                                                              20,025,254
                                                           -------------
        COMPUTERS & PERIPHERALS - 2.4%
        Dell, Inc.*.............................   256,550    10,136,290
        Hewlett-Packard Co......................   260,015     6,112,953
                                                           -------------
                                                              16,249,243
                                                           -------------
        CONTAINERS & PACKAGING - 0.9%
        Ball Corp...............................   172,345     6,197,526
                                                           -------------
        ELECTRIC UTILITIES - 0.9%
        AES Corp. (The)*........................   378,700     6,203,106
                                                           -------------
        ELECTRONICS - 0.2%
        ATI Technologies, Inc.*(a)..............   137,775     1,632,634
                                                           -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ENERGY EQUIPMENT & SERVICES - 1.3%
         Reliant Energy, Inc.*(a)............... 685,365 $   8,484,819
                                                         -------------
         FINANCIALS - DIVERSIFIED - 2.6%
         E*TRADE Financial Corp.*............... 324,195     4,535,488
         MBIA, Inc.(a).......................... 125,025     7,415,233
         SLM Corp...............................  98,730     5,015,484
                                                         -------------
                                                            16,966,205
                                                         -------------
         FOOD & DRUG RETAILING - 3.7%
         Walgreen Co............................ 168,015     7,727,010
         Whole Foods Market, Inc................ 141,265    16,711,649
                                                         -------------
                                                            24,438,659
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
         Intuitive Surgical, Inc.*(a)........... 152,340     7,105,138
         Patterson Cos., Inc.*(a)............... 173,810     7,835,355
         Varian Medical Systems, Inc.*(a)....... 307,880    11,493,160
                                                         -------------
                                                            26,433,653
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 7.4%
         Cardinal Health, Inc...................  97,355     5,605,701
         Cerner Corp.*(a).......................  81,335     5,528,340
         Coventry Health Care, Inc.*............ 135,335     9,574,951
         LCA-Vision, Inc.(a)....................  75,525     3,659,941
         Neurocrine Biosciences, Inc.*(a)....... 229,345     9,646,251
         UnitedHealth Group, Inc................ 284,070    14,811,410
                                                         -------------
                                                            48,826,594
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 3.9%
         Four Seasons Hotels, Inc.(a)........... 226,015    14,939,592
         Harrah's Entertainment, Inc............  43,375     3,126,036
         Starwood Hotels & Resorts Worldwide,
           Inc. - Class B....................... 130,860     7,664,470
                                                         -------------
                                                            25,730,098
                                                         -------------
         HOUSEHOLD DURABLES - 2.4%
         Harman International Industries, Inc...  80,500     6,549,480
         Lennar Corp. - Class A................. 152,075     9,649,159
                                                         -------------
                                                            16,198,639
                                                         -------------
         HOUSEHOLD PRODUCTS - 1.8%
         Procter & Gamble Co.................... 129,940     6,854,335
         Reckitt Benckiser Plc.................. 168,331     4,948,774
                                                         -------------
                                                            11,803,109
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 1.6%
         General Electric Co.................... 300,940    10,427,571
                                                         -------------
         INSURANCE - 0.5%
         American International Group, Inc......  54,695     3,177,780
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 4.8%
         IAC/InterActiveCorp*(a)................ 186,025     4,473,901
         Juniper Networks, Inc.*................ 255,890     6,443,310
         Yahoo!, Inc.*.......................... 594,035    20,583,313
                                                         -------------
                                                            31,500,524
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ------------------------------------------------------------

          MEDIA - 0.4%
          Viacom, Inc. - Class B..............    88,635 $   2,838,093
                                                         -------------
          OIL & GAS - 5.1%
          BP Plc (ADR)........................   126,380     7,883,584
          EOG Resources, Inc..................   137,275     7,797,220
          Exxon Mobil Corp....................   158,600     9,114,742
          Transocean, Inc.*...................   162,770     8,784,697
                                                         -------------
                                                            33,580,243
                                                         -------------
          PHARMACEUTICALS - 16.5%
          Alcon, Inc..........................   120,670    13,195,264
          Caremark Rx, Inc.*..................   157,360     7,005,667
          Celgene Corp.*(a)...................   438,095    17,861,133
          Esprit Holdings, Ltd................ 1,009,000     7,260,461
          Genentech, Inc.*....................   152,275    12,224,637
          Novartis AG.........................   108,833     5,164,399
          OSI Pharmaceuticals, Inc.*(a).......   115,665     4,727,229
          Pfizer, Inc.........................   106,595     2,939,890
          Roche Holding AG....................   142,110    17,904,649
          Sanofi-Synthelabo S.A...............    74,694     6,113,576
          Teva Pharmaceutical Industries, Ltd.
            (ADR)(a)..........................   336,920    10,491,689
          United Therapeutics Corp.*(a).......    97,020     4,676,364
                                                         -------------
                                                           109,564,958
                                                         -------------
          RETAIL - MULTILINE - 0.5%
          Wal-Mart Stores, Inc................    75,715     3,649,463
                                                         -------------
          RETAIL - SPECIALTY - 5.4%
          Abercrombie & Fitch Co. - Class A...   278,685    19,145,659
          Kohl's Corp.*.......................    65,505     3,662,384
          Tiffany & Co........................   208,480     6,829,805
          Urban Outfitters, Inc.*(a)..........   106,427     6,033,347
                                                         -------------
                                                            35,671,195
                                                         -------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.5%
          Advanced Micro Devices, Inc.*(a)....   286,310     4,964,616
          Broadcom Corp. - Class A*...........   168,285     5,975,800
          KLA-Tencor Corp.....................   129,540     5,660,898
          Maxim Integrated Products, Inc......   223,315     8,532,866
          Texas Instruments, Inc..............   155,520     4,365,446
                                                         -------------
                                                            29,499,626
                                                         -------------
          SOFTWARE - 7.2%
          Adobe Systems, Inc..................   341,290     9,767,720
          Citrix Systems, Inc.*(a)............   150,955     3,269,685
          Electronic Arts, Inc.*..............   152,695     8,644,064
          EMC Corp.*..........................   535,865     7,346,709
          NAVTEQ Corp.*.......................   256,060     9,520,311
          Oracle Corp.*.......................   493,560     6,514,992
          SAP AG (ADR)(a).....................    53,800     2,329,540
                                                         -------------
                                                            47,393,021
                                                         -------------

       -----------------------------------------------------------------
       SECURITY                               SHARES/PAR      VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.8%
       Cisco Systems, Inc.*.................      705,220 $  13,476,754
       Motorola, Inc........................      291,460     5,322,060
                                                          -------------
                                                             18,798,814
                                                          -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 2.5%
       Amdocs, Ltd.*........................      424,460    11,218,478
       China Mobile (Hong Kong), Ltd........    1,259,000     4,654,554
       China Mobile (Hong Kong), Ltd.
         (ADR)(a)...........................       21,320       396,339
                                                          -------------
                                                             16,269,371
                                                          -------------
       Total Common Stocks (Cost $578,175,792)              641,152,319
                                                          -------------

       SHORT-TERM INVESTMENTS - 21.7%
       U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 0.6%
       Federal National Mortgage Association
         Discount Notes, 0.010%, due
         07/01/05(c)........................ $  4,100,000     4,100,000
                                                          -------------
       COMMERICAL PAPER - 2.5%
       Prudential Funding LLC, 3.250%, due
         07/01/05...........................   16,800,000    16,800,000
       State Street Navigator Securities
         Lending Prime Portfolio(b).........  122,775,084   122,755,084
                                                          -------------
       Total Short-Term Investments
       (Cost $143,675,084)                                  143,655,084
                                                          -------------

       TOTAL INVESTMENTS - 118.9%
       (Cost $724,226,741)                                  787,233,181

       Other Assets and Liabilities (net) - (18.9%)        (125,119,218)
                                                          -------------

       TOTAL NET ASSETS - 100.0%                          $ 662,113,963
                                                          =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Zero Coupon Bond-Interest rate represents current yield to maturity.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                    PAR        VALUE
        DESCRIPTION                                AMOUNT     (NOTE 2)
        ----------------------------------------------------------------

        DOMESTIC BONDS & DEBT SECURITIES - 20.7%
        AUTO COMPONENTS - 0.3%
        Accuride Corp. 8.500%,
          due 02/01/15 (144A)(a)................ $    65,000 $    63,863
        Cooper Standard Automotive 8.375%,
          due 12/15/14 (144A)(a)................      65,000      51,675
        Stanadyne Corp. 10.000%, due 08/15/14...      75,000      71,250
                                                             -----------
                                                                 186,788
                                                             -----------
        CHEMICALS - 0.9%
        Airgas, Inc. 6.250%, due 07/15/14.......     125,000     127,187
        Crompton Corp. 9.875%, due 08/01/12.....     125,000     145,625
        Equistar Chemicals LP 7.550%, due
          02/15/26..............................     125,000     116,563
        Nalco Co. 8.875%, due 11/15/13..........     100,000     107,750
        Terra Capital, Inc. 11.500%, due
          06/01/10..............................      10,000      11,450
                                                             -----------
                                                                 508,575
                                                             -----------
        COMMERCIAL SERVICES & SUPPLIES - 0.3%
        Iron Mountain, Inc. 6.625%, due
          01/01/16..............................     150,000     139,500
                                                             -----------
        CONTAINERS & PACKAGING - 1.1%
        Constar International, Inc. 11.000%,
          due 12/01/12..........................     115,000      92,000
        Crown Cork & Seal, Inc. 7.375%,
          due 12/15/26..........................     150,000     138,375
        Graham Packaging Co. LP 9.875%,
          due 10/15/14 (144A)(a)................     100,000     100,750
        Rayovac Corp. 8.500%, due 10/01/13......     100,000     105,000
        Stone Container Finance Co. 7.375%, due
          07/15/14..............................     150,000     141,750
                                                             -----------
                                                                 577,875
                                                             -----------
        ENERGY EQUIPMENT & SERVICES - 0.3%
        Dynegy Holdings, Inc. 6.875%, due
          04/01/11..............................     150,000     148,875
                                                             -----------
        ENTERTAINMENT & LEISURE - 0.2%
        LCE Acquisition Corp. 9.000%,
          due 08/01/14 (144A)(a)................     100,000      97,250
                                                             -----------
        FINANCIALS - DIVERSIFIED - 0.9%
        Ford Motor Credit Co. 7.375%, due
          10/28/09..............................     300,000     293,422
        General Motors Acceptance Corp 7.250%,
          due 03/02/11..........................     200,000     187,746
                                                             -----------
                                                                 481,168
                                                             -----------
        FOOD & DRUG RETAILING - 0.3%
        Stater Brothers Holdings, Inc. 8.125%,
          due 06/15/12..........................     150,000     147,000
                                                             -----------
        FOOD PRODUCTS - 0.4%
        Chiquita Brands International, Inc.
          7.500%, due 11/01/14..................     110,000     102,850
        Rite Aid Corp. 8.125%, due 05/01/10.....     125,000     129,375
                                                             -----------
                                                                 232,225
                                                             -----------

       ------------------------------------------------------------------
       SECURITY                                      PAR        VALUE
       DESCRIPTION                                  AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
       Tenet Healthcare Corp.
         9.875%, due 07/01/14.................... $   125,000 $   134,687
        9.250%, due 02/01/15 (144A)(a)...........     100,000     104,250
                                                              -----------
                                                                  238,937
                                                              -----------
       HEALTH CARE PROVIDERS & SERVICES - 0.3%
       Ameripath, Inc.
        10.500%, due 04/01/13....................      75,000      76,313
       DaVita, Inc.
        7.250%, due 03/15/15 (144A)(a)...........     100,000     103,250
                                                              -----------
                                                                  179,563
                                                              -----------
       HOTELS, RESTAURANTS & LEISURE - 0.9%
       Hard Rock Hotel, Inc. 8.875%, due
         06/01/13................................     100,000     109,250
       Hilton Hotels Corp. 3.375%, due
         04/15/23................................     150,000     181,312
       River Rock Entertainment Authority 9.750%,
         due 11/01/11............................      50,000      55,125
       Wynn Las Vegas LLC 6.625%,
         due 12/01/14 (144A)(a)..................     125,000     122,188
                                                              -----------
                                                                  467,875
                                                              -----------
       INDUSTRIAL CONGLOMERATES - 0.5%
       Allied Waste North America, Inc. 6.125%,
         due 02/15/14............................     200,000     186,750
       Park-Ohio Industries, Inc. 8.375%,
         due 11/15/14 (144A)(a)..................      75,000      67,312
                                                              -----------
                                                                  254,062
                                                              -----------
       MACHINERY - 0.3%
       Agco Corp. Delaware 1.750%, due
         12/31/33................................     175,000     181,563
                                                              -----------
       MEDIA - 0.6%
       Gaylord Entertainment Co. 8.000%, due
         11/15/13................................     175,000     184,844
       Mediacom LLC 9.500%, due 01/15/13.........     160,000     160,400
                                                              -----------
                                                                  345,244
                                                              -----------
       METALS & MINING - 0.4%
       Allegheny Ludlum Corp. 6.950%, due
         12/15/25................................     120,000     115,934
       Novelis, Inc. 7.250%, due
         02/15/15 (144A)(a)......................      75,000      75,656
                                                              -----------
                                                                  191,590
                                                              -----------
       OIL & GAS - 1.4%
       El Paso Corp. 7.000%, due 05/15/11........     350,000     350,875
       EXCO Resources, Inc. 7.250%, due
         01/15/11................................     100,000     100,500
       Foundation Pennsylvania Coal Co. 7.250%,
         due 08/01/14............................     100,000     105,500
       Hornbeck Offshore Services, Inc. 6.125%,
         due 12/01/14............................     150,000     152,625
       Kerr-McGee Corp. 6.950%, due 07/01/24.....      50,000      51,914
                                                              -----------
                                                                  761,414
                                                              -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                      PAR        VALUE
       DESCRIPTION                                  AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       PAPER & FOREST PRODUCTS - 0.6%
       Boise Cascade LLC 7.125%,
         due 10/15/14 (144A)(a).................. $    60,000 $    59,250
       Bowater, Inc. 6.500%, due 06/15/13........     125,000     124,062
       Buckeye Technologies, Inc. 8.000%,
         due 10/15/10............................     125,000     120,625
                                                              -----------
                                                                  303,937
                                                              -----------
       PHARMACEUTICALS - 0.5%
       Jean Coutu Group PJC, Inc. 8.500%,
         due 08/01/14............................     100,000      99,250
       Warner Chilcott Corp. 8.750%,
         due 02/01/15 (144A)(a)..................     175,000     171,062
                                                              -----------
                                                                  270,312
                                                              -----------
       REAL ESTATE INVESTMENT TRUSTS - 0.4%
       Host Marriott LP, (REIT) 6.375%,
         due 03/15/15 (144A)(a)..................     200,000     199,000
                                                              -----------
       RETAIL - MULTILINE - 0.2%
       Saks, Inc. 7.375%, due 02/15/19...........     115,000     115,575
                                                              -----------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
       Cincinnati Bell, Inc. 7.000%,
         due 02/15/15 (144A)(a)..................     275,000     270,187
       Lucent Technologies, Inc. 6.500%,
         due 01/15/28............................     150,000     133,875
       Qwest Capital Funding, Inc. 7.900%,
         due 08/15/10............................     125,000     125,000
                                                              -----------
                                                                  529,062
                                                              -----------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
       Nextel Partners, Inc. 8.125%, due 07/01/11     100,000     109,000
                                                              -----------
       TEXTILES, APPAREL & LUXURY GOODS - 0.5%
       Elizabeth Arden, Inc. 7.750%,
         due 01/15/14............................     150,000     157,125
       Invista, Inc. 9.250%,
         due 05/01/12 (144A)(a)..................     100,000     109,750
                                                              -----------
                                                                  266,875
                                                              -----------
       UTILITIES - 0.0%
       Williams Companies, Inc. (The) 7.875%,
         due 09/01/21............................      25,000      28,563
                                                              -----------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.8%
       Federal National Mortgage Association
          6.000%, due 02/01/34...................   1,453,053   1,490,712
          6.000%, due 08/01/34...................     415,995     426,777
          6.000%, due 09/01/34...................     207,361     212,728
          5.500%, due 11/01/34...................     477,010     483,963
          6.000%, due 02/01/35...................     500,000     512,942
       U.S. Treasury Note 5.000%, due 02/15/11...   1,000,000   1,062,774
                                                              -----------
                                                                4,189,896
                                                              -----------

       Total Domestic Bonds & Debt Securities
       (Cost $11,064,821)                                      11,151,724
                                                              -----------

     ---------------------------------------------------------------------
     SECURITY                                         PAR        VALUE
     DESCRIPTION                                     AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     CONVERTIBLE BONDS - 3.4%
     AEROSPACE & DEFENSE - 0.5%
     Alliant Techsystems, Inc. 2.750%, due
       02/15/24................................... $  100,000 $    104,875
     Armor Holdings, Inc., 2.000%, due
       11/01/11++.................................    150,000      146,625
                                                              ------------
                                                                   251,500
                                                              ------------
     BIOTECHNOLOGY - 0.3%
     Fisher Scientific International, Inc. 2.500%,
       due 10/01/23...............................    100,000      146,625
                                                              ------------
     COMMERCIAL SERVICES & SUPPLIES - 0.3%
     DST Sys, Inc. 4.125%, due 08/15/23...........    150,000      171,562
                                                              ------------
     COMPUTERS & PERIPHERALS - 0.2%
     EMC Corp. 4.500%, due 04/01/07...............    100,000      106,000
                                                              ------------
     ENERGY EQUIPMENT & SERVICES - 0.5%
     Hanover Compressor Co. 4.750%,
       due 01/15/14...............................    250,000      258,750
                                                              ------------
     HOTELS, RESTAURANTS & LEISURE - 0.2%
     International Game Technology 1.562%,
       due 01/29/33+..............................    200,000      130,750
                                                              ------------
     MEDIA - 0.4%
     Emmis Communications Corp. 6.250%,
       due 12/31/49...............................      3,000      125,490
     Liberty Media Corp. 3.250%, due
       03/15/31...................................    125,000       96,250
                                                              ------------
                                                                   221,740
                                                              ------------
     METALS & MINING - 0.6%
     Placer Dome, Inc. 2.750%, due 10/15/23.......    300,000      319,125
                                                              ------------
     PHARMACEUTICALS - 0.1%
     Watson Pharmaceuticals, Inc. 1.750%,
       due 03/15/23...............................     75,000       69,938
                                                              ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
     Cypress Semiconductor Corp. 1.250%,
       due 06/15/08...............................     45,000       47,812
     LSI Logic Corp. 4.000%, due 05/15/10.........     50,000       49,500
                                                              ------------
                                                                    97,312
                                                              ------------
     SOFTWARE - 0.1%
     Mentor Graphics Corp. 6.875%,
       due 06/15/07...............................     75,000       74,625
                                                              ------------
     Total Convertible Bonds (Cost $1,949,206)                   1,847,927
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

           ---------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ---------------------------------------------------------

           COMMON STOCKS - 69.9%
           AEROSPACE & DEFENSE - 0.2%
           Northrop Grumman Corp................  1,900 $    104,975
                                                        ------------
           AUTO COMPONENTS - 1.9%
           Dana Corp............................ 66,300      995,163
                                                        ------------

           CHEMICALS - 7.7%
           Crompton Corp........................ 57,000      806,550
           Dow Chemical Co...................... 17,800      792,634
           Eastman Chemical Co.................. 19,200    1,058,880
           Monsanto Co.......................... 14,600      917,902
           Mosaic Co.*.......................... 35,600      553,936
                                                        ------------
                                                           4,129,902
                                                        ------------
           COMMERCIAL SERVICES & SUPPLIES - 4.1%
           R.R. Donnelley & Son Co.............. 32,400    1,118,124
           The ServiceMaster Co................. 80,400    1,077,360
                                                        ------------
                                                           2,195,484
                                                        ------------
           COMMUNICATIONS EQUIPMENT - 0.6%
           Avaya, Inc.*......................... 40,321      335,471
                                                        ------------
           CONTAINERS & PACKAGING - 0.8%
           Ball Corp............................ 12,600      453,096
                                                        ------------
           ENERGY EQUIPMENT & SERVICES - 2.8%
           GlobalSantaFe Corp................... 12,800      522,240
           Halliburton Co....................... 20,900      999,438
                                                        ------------
                                                           1,521,678
                                                        ------------
           FOOD & DRUG RETAILING - 3.5%
           Archer-Daniels-Midland Co............  4,200       89,796
           H.J. Heinz Co........................ 30,000    1,062,600
           Kellogg Co........................... 16,900      751,036
                                                        ------------
                                                           1,903,432
                                                        ------------
           FOOD RETAILERS - 1.1%
           Albertson's, Inc..................... 28,700      593,516
                                                        ------------
           HOTELS, RESTAURANTS & LEISURE - 0.9%
           McDonald's Corp...................... 17,300      480,075
                                                        ------------
           HOUSEHOLD DURABLES - 5.7%
           Newell Rubbermaid, Inc............... 43,500    1,037,040
           Snap-On, Inc......................... 23,300      799,190
           Tupperware Corp...................... 52,900    1,236,273
                                                        ------------
                                                           3,072,503
                                                        ------------
           INDUSTRIAL CONGLOMERATES - 1.0%
           Hubbell, Inc. - Class B.............. 11,800      520,380
                                                        ------------
           INSURANCE - 5.8%
           ACE, Ltd............................. 11,100      497,835
           Allstate Corp. (The).................  4,100      244,975
           Lincoln National Corp................ 13,000      609,960
           Max Re Capital, Ltd..................  4,600      105,340
           PartnerRe, Ltd.......................  6,800      438,056
           SAFECO Corp.......................... 13,500      733,590
           XL Capital, Ltd. - Class A...........  6,900      513,498
                                                        ------------
                                                           3,143,254
                                                        ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        LEISURE EQUIPMENT & PRODUCTS - 0.5%
        Foot Locker, Inc...........................  9,200 $    250,424
                                                           ------------
        MACHINERY - 2.5%
        CNH Global N.V.............................  5,100       96,339
        Cummins, Inc...............................  7,300      544,653
        Ingersoll-Rand Co. - Class A...............  3,700      263,995
        Timken Co.................................. 19,500      450,450
                                                           ------------
                                                              1,355,437
                                                           ------------
        MEDIA - 1.0%
        Clear Channel Communications, Inc.......... 16,900      522,717
                                                           ------------
        METALS & MINING - 0.2%
        Metal Management, Inc......................  4,700       90,945
                                                           ------------
        OIL & GAS - 5.3%
        ChevronTexaco Corp......................... 17,000      950,640
        EOG Resources, Inc.........................  4,700      266,960
        Kerr-McGee Corp............................  5,773      440,537
        NiSource, Inc.............................. 47,900    1,184,567
                                                           ------------
                                                              2,842,704
                                                           ------------
        PAPER & FOREST PRODUCTS - 2.9%
        Georgia-Pacific Corp....................... 26,100      829,980
        MeadWestvaco Corp.......................... 26,100      731,844
                                                           ------------
                                                              1,561,824
                                                           ------------
        PHARMACEUTICALS - 2.4%
        Bristol-Myers Squibb Co.................... 45,900    1,146,582
        Mylan Laboratories, Inc....................  7,650      147,186
                                                           ------------
                                                              1,293,768
                                                           ------------
        REAL ESTATE - 3.3%
        Health Care Property Investors, Inc. (REIT) 29,900      808,496
        Healthcare Realty Trust, Inc. (REIT)....... 24,300      938,223
                                                           ------------
                                                              1,746,719
                                                           ------------
        RETAIL - MULTILINE - 2.0%
        May Department Stores Co................... 27,000    1,084,320
                                                           ------------
        RETAIL - SPECIALTY - 1.1%
        Limited, Inc...............................  9,600      205,632
        OfficeMax, Inc............................. 13,800      410,826
                                                           ------------
                                                                616,458
                                                           ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.6%
        PanAmSat Holding Corp...................... 56,100    1,150,611
        SBC Communications, Inc.................... 54,900    1,303,875
                                                           ------------
                                                              2,454,486
                                                           ------------
        TRADING COMPANIES & DISTRIBUTORS - 1.7%
        Genuine Parts Co........................... 22,600      928,634
                                                           ------------
        UTILITIES - 6.3%
        Ameren Corp................................ 22,100    1,222,130
        Northeast Utilities........................ 51,500    1,074,290
        Puget Energy, Inc.......................... 46,900    1,096,522
                                                           ------------
                                                              3,392,942
                                                           ------------
        Total Common Stocks (Cost $33,888,809)               37,590,307
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      PREFERRED STOCK - 2.5%
      ELECTRICAL EQUIPMENT - 0.7%
      CMS Energy Corp. 4.500%, due
        12/31/49.................................      5,000 $    407,500
                                                             ------------
      FOOD RETAILERS - 0.3%
      Albertson's, Inc. 7.250%, due 05/16/07.....      7,000      156,590
                                                             ------------
      INSURANCE - 0.8%
      Chubb Corp. 7.000%, due 08/16/06...........      4,000      127,040
      Fortis Insurance* 7.750%, due
        01/26/08.................................        150      164,063
      XL Capital, Ltd. 0.000%, due 05/15/07......      6,000      143,700
                                                             ------------
                                                                  434,803
                                                             ------------
      MEDIA - 0.5%
      Interpublic Group of Co., Inc. 5.375%, due
        12/15/06.................................      6,000      269,400
                                                             ------------
      OIL & GAS - 0.2%
      FPL Group, Inc. 8.000%, due 02/16/06.......      1,500       96,915
                                                             ------------
      Total Preferred Stock (Cost $1,230,242)                   1,365,208
                                                             ------------

      SHORT-TERM INVESTMENTS - 5.6%
      REPURCHASE AGREEMENT - 5.6%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/05 at 1.250% to
        be repurchased at $3,010,105 on
        07/01/05 collateralized by $3,050,000
        FHLMC 4.500% due 11/15/11
        with a value of $3,072,875
        (Cost $3,010,000)........................ $3,010,000    3,010,000
                                                             ------------

      TOTAL INVESTMENTS - 102.1%
      (Cost $51,142,954)                                       54,965,166

      Other Assets and Liabilities (net) - (2.1%)              (1,167,055)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 53,798,111
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        DOMESTIC BONDS & DEBT SECURITIES - 72.2%
        AEROSPACE & DEFENSE - 1.9%
        Armor Holdings, Inc.
          8.250%, due 08/15/13(b)......... $   2,000,000 $     2,172,500
        DRS Technologies, Inc.
          6.875%, due 11/01/13............     6,000,000       6,240,000
        Esterline Technologies Corp.
          7.750%, due 06/15/13............     3,000,000       3,195,000
        L-3 Communications Corp.
          6.125%, due 01/15/14(b).........     4,500,000       4,522,500
        Raytheon Co. 4.850%, due 01/15/11.     7,500,000       7,620,907
        Titan Corp. 8.000%, due 05/15/11..     3,000,000       3,232,500
                                                         ---------------
                                                              26,983,407
                                                         ---------------
        AUTO COMPONENTS - 1.5%
        Accuride Corp.
          8.500%, due 02/01/15............     1,500,000       1,473,750
        Affinia Group, Inc. 9.000%,
          due 11/30/14 (144A)(a)..........       900,000         760,500
        ArvinMeritor, Inc.
          8.750%, due 03/01/12(b).........     2,500,000       2,618,750
        Cooper Standard Automotive, Inc.
          8.375%, due 12/15/14(b).........     3,625,000       2,881,875
        Cummins, Inc.
          9.500%, due 12/01/10(b).........     2,500,000       2,762,500
        Delco Remy International, Inc.
          11.000%, due 05/01/09(b)........     3,000,000       2,775,000
        Stanadyne Corp.
          10.000%, due 08/15/14...........     2,000,000       1,900,000
        Stanadyne Holdings, Inc.
          0.000%/12.000%, due
          02/15/15++......................     2,750,000       1,498,750
        Tenneco Automotive, Inc.
          8.625%, due 11/15/14(b).........     1,375,000       1,388,750
        United Rentals North America, Inc.
          7.750%, due 11/15/13(b).........     3,350,000       3,308,125
                                                         ---------------
                                                              21,368,000
                                                         ---------------
        AUTOMOTIVE LOANS - 1.4%
        Ford Motor Credit Co.
          7.375%, due 10/28/09............     6,500,000       6,357,468
         7.250%, due 10/25/11(b)..........     3,000,000       2,890,377
        General Motors Acceptance Corp.
          7.250%, due 03/02/11............    11,250,000      10,560,712
                                                         ---------------
                                                              19,808,557
                                                         ---------------
        BANKS - 0.1%
        Regions Financial Corp.
          7.000%, due 03/01/11............     1,500,000       1,689,851
                                                         ---------------
        BUILDING PRODUCTS - 0.7%
        Ainsworth Lumber Company Limited
          7.250%, due 10/01/12............     5,000,000       4,787,500
        Builders Firstsource, Inc. 7.518%,
          due 02/15/12 (144A)(a)@.........     2,600,000       2,600,000

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        BUILDING PRODUCTS - CONTINUED
        Jacuzzi Brands, Inc.
          9.625%, due 07/01/10............ $   2,500,000 $     2,750,000
                                                         ---------------
                                                              10,137,500
                                                         ---------------
        BUILDING MATERIALS - 0.0%
        Texas Industries, Inc. 7.250%,
          due 07/15/13 (144A)(a)..........       350,000         360,500
                                                         ---------------
        CAPITAL GOODS - DIVERSIFIED - 0.5%
        J.B. Poindexter & Co.
          8.750%, due 03/15/14............     2,725,000       2,493,375
        Tyco Internationall Group S.A.,
          - Series A, Convertible 2.750%,
          due 01/15/18....................     3,375,000       4,370,625
                                                         ---------------
                                                               6,864,000
                                                         ---------------
        CHEMICALS - 3.0%
        Crompton Corp.
          9.875%, due 08/01/12(b).........     5,000,000       5,825,000
        Equistar Chemicals LP
          7.550%, due 02/15/26............     6,115,000       5,702,237
        Hercules, Inc.
          6.750%, due 10/15/29............     5,000,000       4,875,000
        Huntsman LLC
          11.500%, due 07/15/12...........     1,320,000       1,554,300
        IMC Global, Inc., - Series B
          11.250%, due 06/01/11...........     4,000,000       4,440,000
        Lyondell Chemical Co., - Series A
          9.625%, due 05/01/07............     1,500,000       1,608,750
        Nalco Co.
          8.875%, due 11/15/13(b).........     4,500,000       4,848,750
        Nova Chemicals Corp.
          6.500%, due 01/15/12............     1,825,000       1,779,375
        PQ Corp. 7.500%,
          due 02/15/13 (144A)(a)..........     2,000,000       1,975,000
        Rhodia 8.875%, due 06/01/11(b)....     4,000,000       3,870,000
        Rockwood Specialties Group 7.500%,
          due 11/15/14 (144A)(a)..........     4,500,000       4,488,750
        Terra Capital, Inc.
          11.500%, due 06/01/10(d)........     1,950,000       2,232,750
                                                         ---------------
                                                              43,199,912
                                                         ---------------
        COMMERCIAL SERVICES & SUPPLIES - 0.9%
        Iron Mountain, Inc.
          8.625%, due 04/01/13............     3,000,000       3,120,000
         7.750%, due 01/15/15.............     8,400,000       8,484,000
        JohnsonDiversey Holdings, Inc.,
          - Series B 9.625%, due 05/15/12.     2,000,000       2,040,000
                                                         ---------------
                                                              13,644,000
                                                         ---------------
        COMMUNICATIONS EQUIPMENT - 0.6%
        Lucent Technologies, Inc.
          6.450%, due 03/15/29............     4,000,000       3,600,000
        Qwest Corp. 7.875%,
          due 09/01/11 (144A)(a)..........     2,000,000       2,095,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                     PAR          VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     COMMUNICATIONS EQUIPMENT - CONTINUED
     Ubiquitel Operating Co.
       9.875%, due 03/01/11(b)................ $ 2,650,000 $     2,921,625
                                                           ---------------
                                                                 8,616,625
                                                           ---------------
     COMPUTER SOFTWARE & PROCESSING - 0.1%
     Electronic Data Systems Corp. - Series B
       6.500%, due 08/01/13...................   2,000,000       2,047,844
                                                           ---------------
     CONSUMER PRODUCTS - 0.5%
     Rayovac Corp.
       8.500%, due 10/01/13...................   7,000,000       7,350,000
                                                           ---------------

     CONTAINERS & PACKAGING - 1.7%
     Anchor Glass Container Corp., - Series B
       11.000%, due 02/15/13(b)...............   2,500,000       1,962,500
     Constar International, Inc.
       11.000%, due 12/01/12(b)...............   3,175,000       2,540,000
     Crown Cork & Seal, Inc.
       7.375%, due 12/15/26(b)................   8,500,000       7,841,250
     Owens Brockway Glass Container, Inc.
       8.875%, due 02/15/09...................   3,000,000       3,202,500
      7.750%, due 05/15/11(b).................   5,500,000       5,871,250
     Owens-Illinois, Inc.
       7.500%, due 05/15/10(b)................   1,000,000       1,055,000
     Stone Container Finance
       7.375%, due 07/15/14...................   1,775,000       1,677,375
                                                           ---------------
                                                                24,149,875
                                                           ---------------
     ELECTRIC SERVICES - 2.5%
     Duke Energy Co.
       5.375%, due 01/01/09...................   6,500,000       6,724,575
     Midwest Generation LLC
       8.750%, due 05/01/34...................   5,000,000       5,625,000
     Mission Energy Holding Co.
       13.500%, due 07/15/08..................   2,000,000       2,385,000
     NRG Energy, Inc. 8.000%,
       due 12/15/13 (144A)(a).................   5,000,000       5,300,000
     Pacific Gas and Electric Co.
       4.800%, due 03/01/14...................   2,500,000       2,510,572
     PSE&G Energy Holdings, Inc.
       8.500%, due 06/15/11...................   5,500,000       6,022,500
     Texas Genco LLC 6.875%,
       due 12/15/14 (144A)(a).................   2,550,000       2,696,625
     Virginia Electric & Power Co.
       4.500%, due 12/15/10...................   5,000,000       5,012,555
     Virginia Electric & Power Co., - Series A
       7.000%, due 01/01/24...................     700,000         718,886
                                                           ---------------
                                                                36,995,713
                                                           ---------------
     ELECTRIC UTILITIES - 0.9%
     Nevada Power Co. 5.875%,
       due 01/15/15 (144A)(a).................   3,500,000       3,535,000
     Reliant Energy, Inc.
       6.750%, due 12/15/14...................   5,400,000       5,305,500

      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      ELECTRIC UTILITIES - CONTINUED
      Teco Energy, Inc.
        7.500%, due 06/15/10(b).............. $ 3,250,000 $     3,558,750
                                                          ---------------
                                                               12,399,250
                                                          ---------------

      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
      Communications & Power Industries, Inc.
        8.000%, due 02/01/12.................   2,650,000       2,676,500
                                                          ---------------
      ENERGY EQUIPMENT & SERVICES - 0.4%
      PPL Corp.
        6.400%, due 11/01/11 (144A)(a).......   2,000,000       2,193,138
      Reliant Resources, Inc.
        9.500%, due 07/15/13(b)..............   3,100,000       3,456,500
                                                          ---------------
                                                                5,649,638
                                                          ---------------

      ENTERTAINMENT & LEISURE - 0.1%
      Loews Cineplex Entertainment Aquisition
        Corp. 9.000%, due 08/01/14
        (144A)(a)............................   1,625,000       1,580,313
                                                          ---------------
      ENVIRONMENTAL SERVICES - 0.9%
      Allied Waste North America, Inc.
        5.750%, due 02/15/11(b)..............   4,000,000       3,760,000
       7.875%, due 04/15/13..................   5,000,000       5,137,500
       7.250%, due 03/15/15
         (144A)(a)(b)........................   4,000,000       3,890,000
                                                          ---------------
                                                               12,787,500
                                                          ---------------
      FINANCIAL SERVICES - 0.1%
      JSG Funding 9.625%, due 10/01/12.......   1,850,000       1,859,250
                                                          ---------------
      FOOD PRODUCTS - 1.4%
      Chiquita Brands International, Inc.
        7.500%, due 11/01/14.................   4,150,000       3,880,250
      Dole Food Co., Inc.
        8.750%, due 07/15/13.................   3,500,000       3,806,250
      Land O Lakes, Inc.
        9.000%, due 12/15/10.................   1,900,000       2,056,750
       8.750%, due 11/15/11(b)...............   2,600,000       2,632,500
      Le-Natures, Inc.
        9.000%, due 06/15/13 (144A)(a).......   3,500,000       3,692,500
      Pinnacle Foods Holding Corp.
        8.250%, due 12/01/13(b)..............   4,250,000       3,825,000
                                                          ---------------
                                                               19,893,250
                                                          ---------------
      FOOD RETAILERS - 1.2%
      Alimentation Couch-Tard, Inc.
        7.500%, due 12/15/13.................   2,725,000       2,874,875
      Dominos, Inc. 8.250%, due 07/01/11.....   2,188,000       2,341,160
      Ingles Markets, Inc.
        8.875%, due 12/01/11.................   4,500,000       4,595,625
      Roundys, Inc., - Series B
        8.875%, due 06/15/12.................   1,500,000       1,552,500
      Stater Brothers Holdings, Inc.
        8.125%, due 06/15/12.................   6,500,000       6,370,000
                                                          ---------------
                                                               17,734,160
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
       Alliance Imaging
         7.250%, due 12/15/12(b)............. $ 3,500,000 $     3,325,000
       CDRV Investors, Inc. 0.000%/ 9.625%,
         due 01/01/15 (144A)++...............   2,075,000       1,027,125
       Fresenius Med Cap Trust II
         7.875%, due 02/01/08................   1,050,000       1,097,250
       Hanger Orthopedic Group, Inc.
         10.375%, due 02/15/09(b)............   4,000,000       3,710,000
       Tenet Healthcare Corp.
         7.375%, due 02/01/13(b).............   7,000,000       6,947,500
        9.875%, due 07/01/14.................   3,000,000       3,232,500
        9.250%, due 02/01/15 (144A)(a).......   3,000,000       3,127,500
       Vanguard Health Holding Co. II
         9.000%, due 10/01/14................   3,500,000       3,797,500
                                                          ---------------
                                                               26,264,375
                                                          ---------------
       HEALTH CARE PROVIDERS & SERVICES - 3.0%
       Ameripath, Inc.
         10.500%, due 04/01/13...............   5,000,000       5,087,500
       Ardent Health Services, Inc.
         10.000%, due 08/15/13...............   4,000,000       4,855,000
       Bio-Rad Laboratories, Inc.
         6.125%, due 12/15/14................   3,000,000       3,045,000
       Coventry Health Care, Inc.
         6.125%, due 01/15/15................   3,000,000       3,067,500
       Davita, Inc. 7.250%,
         due 03/15/15 (144A)(a)(b)...........   3,000,000       3,097,500
       HCA, Inc. 6.375%, due 01/15/15(b).....   2,775,000       2,886,300
       HealthSouth Corp.
         8.375%, due 10/01/11(b).............   4,350,000       4,339,125
       National Mentor, Inc. 9.625%,
         due 12/01/12 (144A)(a)..............   2,000,000       2,115,000
       National Nephrology Associations, Inc.
         9.000%, due 11/01/11 (144A)(a)......   1,500,000       1,691,250
       PacifiCare Health Systems, Inc.
         10.750%, due 06/01/09(d)............   1,950,000       2,154,750
       Perkinelmer, Inc.
         8.875%, due 01/15/13(b).............   3,500,000       3,911,250
       Rotech Healthcare, Inc.
         9.500%, due 04/01/12................   2,000,000       2,150,000
       Triad Hospitals, Inc.
         7.000%, due 11/15/13(b).............   2,500,000       2,581,250
       UnitedHealth Group, Inc.
         4.875%, due 04/01/13(b).............   3,000,000       3,080,403
                                                          ---------------
                                                               44,061,828
                                                          ---------------
       HOMEBUILDERS - 0.4%
       Beazer Homes USA, Inc.
         6.500%, due 11/15/13(b).............   3,500,000       3,473,750
       Schuler Homes, Inc.
         9.375%, due 07/15/09................   1,500,000       1,572,878

      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      HOMEBUILDERS - CONTINUED
      William Lyon Homes, Inc.
        10.750%, due 04/01/13................ $ 1,150,000 $     1,253,500
                                                          ---------------
                                                                6,300,128
                                                          ---------------

      HOTELS, RESTAURANTS & LEISURE - 6.9%
      Boyd Gaming Corp.
        8.750%, due 04/15/12(b)..............   2,625,000       2,864,531
      Dennys Holdings, Inc.
        10.000%, due 10/01/12(b).............   3,550,000       3,709,750
      Friendly Ice Cream Corp.
        8.375%, due 06/15/12(b)..............   3,100,000       3,022,500
      Gaylord Entertainment Co.
        8.000%, due 11/15/13.................   7,500,000       7,921,875
       6.750%, due 11/15/14..................   4,000,000       3,930,000
      Hard Rock Hotel, Inc.
        8.875%, due 06/01/13.................   6,000,000       6,555,000
      Harrah's Operation Co., Inc.
        7.500%, due 01/15/09.................   1,700,000       1,858,321
       5.375%, due 12/15/13(b)...............   2,000,000       2,032,478
      Host Marriott LP (REIT)
        7.000%, due 08/15/12(b)..............   5,650,000       5,890,125
       6.375%, due 03/15/15 (144A)(a)........   3,000,000       2,985,000
      Host Marriott LP (REIT), - Series G
        9.250%, due 10/01/07.................   2,250,000       2,441,250
      Isle of Capri Casinos, Inc.
        9.000%, due 03/15/12.................   3,000,000       3,277,500
       7.000%, due 03/01/14..................   6,500,000       6,565,000
      John Q Hammons Hotels, Inc., - Series B
        8.875%, due 05/15/12.................   1,500,000       1,642,500
      Las Vegas Sands Corp. 6.375%,
        due 02/15/15 (144A)(a)(b)............   5,500,000       5,403,750
      Mandalay Resort Group
        9.375%, due 02/15/10(b)..............   2,000,000       2,245,000
      MGM Mirage, Inc.
        6.750%, due 09/01/12.................   5,500,000       5,692,500
      O' Charleys, Inc.
        9.000%, due 11/01/13(b)..............   1,500,000       1,627,500
      Park Place Entertainment Corp.
        7.875%, due 12/15/05.................   3,250,000       3,306,875
       9.375%, due 02/15/07..................   1,750,000       1,885,625
      Penn National Gaming, Inc.
        6.875%, due 12/01/11.................   1,750,000       1,802,500
      Premier Entertainment Biloxi LLC
        10.750%, due 02/01/12................   1,975,000       1,925,625
      River Rock Entertainment Authority
        9.750%, due 11/01/11(b)..............   4,800,000       5,292,000
      Scientific Games Corp. 6.250%,
        due 12/15/12 (144A)(a)...............   1,750,000       1,776,250
      Seneca Gaming Corp.
        7.250%, due 05/01/12.................     750,000         779,063

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Six Flags, Inc. 9.625%, due 06/01/14... $  2,000,000 $     1,880,000
      Station Casinos, Inc.
        6.500%, due 02/01/14.................    5,500,000       5,637,500
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10 (144A)(a).......    1,500,000       1,593,750
      Wynn Las Vegas LLC 6.625%,
        due 12/01/14 (144A)(a)...............    4,250,000       4,154,375
                                                           ---------------
                                                                99,698,143
                                                           ---------------
      HOUSEHOLD DURABLES - 0.1%
      D. R. Horton, Inc.
        6.875%, due 05/01/13(b)..............    1,000,000       1,087,106
                                                           ---------------
      INDUSTRIALS - 0.1%
      Park-Ohio Industries, Inc. 8.375%,
        due 11/15/14 (144A)(a)...............    1,550,000       1,391,125
                                                           ---------------
      MACHINERY - 0.6%
      Dresser-Rand Group, Inc. 7.375%,
        due 11/01/14 (144A)(a)...............    3,000,000       3,135,000
      Gardner Denver 8.000%,
        due 05/01/13 (144A)(a)...............    1,200,000       1,219,992
      JLG Industries, Inc.
        8.250%, due 05/01/08(b)..............    2,150,000       2,262,875
      Manitowoc Co., Inc.
        7.125%, due 11/01/13(b)..............    2,500,000       2,625,000
                                                           ---------------
                                                                 9,242,867
                                                           ---------------
      MEDIA - 6.5%
      Allbritton Communications Co.
        7.750%, due 12/15/12.................    7,500,000       7,425,000
      AMC Entertainment, Inc.
        8.000%, due 03/01/14(b)..............    8,000,000       7,140,000
      Block Communications, Inc.
        9.250%, due 04/15/09(b)..............    2,000,000       2,140,000
      Carmike Cinemas, Inc.
        7.500%, due 02/15/14(b)..............    1,500,000       1,366,875
      Cch Ii LLC / Cch Ii Capital Corp.
        10.250%, due 09/15/10................    4,000,000       4,065,000
      Century Communications Corp., - Class A
        9.500%, due 03/01/49(b)(c)...........    1,850,000       1,914,750
      Charter Communications Holdings
        10.000%, due 04/01/09................    8,000,000       6,220,000
      Cinemark USA, Inc.
        9.000%, due 02/01/13.................    1,750,000       1,806,875
      Clear Channel Communications, Inc.
        4.625%, due 01/15/08(b)..............    1,800,000       1,780,250
      CSC Holdings, Inc., - Series B
        8.125%, due 08/15/09.................    4,750,000       4,833,125
      Dex Media, Inc.
        8.000%, due 11/15/13.................    5,000,000       5,337,500

       ------------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       MEDIA - CONTINUED
       DirecTV Holdings LLC
        8.375%, due 03/15/13................ $  1,625,000 $     1,807,813
        6.375%, due 06/15/15 (144A)(a)......    4,350,000       4,350,000
       EchoStar DBS Corp.
         6.375%, due 10/01/11 (b)...........    4,000,000       3,985,000
       Emmis Operating Co.
         6.875%, due 05/15/12...............    3,000,000       2,985,000
       FrontierVision Operating Partners LP,
         - Series B 11.875%, due
         09/15/07(c)........................    1,000,000       1,380,000
       Globo Comunicacoes Participacao
         10.625%, due 12/05/08
         (144A)(a)(c)(d)....................      750,000         776,250
       Insight Communications Co., Inc.
         0.000%/12.250%, due
         02/15/11++(b)......................    9,000,000       9,067,500
       Interpublic Group of Companies, Inc.
         6.250%, due 11/15/14...............    2,485,000       2,332,955
       Lin Television Corp. 6.500%,
         due 05/15/13(b)....................    2,000,000       1,910,000
       Mediacom LLC
         9.500%, due 01/15/13(b)............    6,500,000       6,516,250
       Paxson Communications Corp.
         10.750%, due 07/15/08(b)...........    6,000,000       5,940,000
       Radio One, Inc.
         6.375%, due 02/15/13 (144A)(a).....    2,000,000       1,977,500
       Renaissance Media Group LLC
         0.000%/ 10.000%, due
         04/15/08++.........................      750,000         746,250
       Sinclair Broadcast Group, Inc.
         8.750%, due 12/15/11...............    2,000,000       2,110,000
       Warner Music Group
         7.375%, due 04/15/14...............    5,000,000       5,075,000
                                                          ---------------
                                                               94,988,893
                                                          ---------------
       METALS & MINING - 0.9%
       Allegheny Ludlum Corp.
         6.950%, due 12/15/25(b)............    3,450,000       3,333,107
       Century Aluminum Company
         7.500%, due 08/15/14(b)............    2,000,000       1,985,000
       Novelis, Inc.
         7.250%, due 02/15/15 (144A)(a).....    2,500,000       2,521,875
       Peabody Energy Corp.
         5.875%, due 04/15/16(b)............    4,000,000       4,020,000
       Timken Co. 5.750%, due 02/15/10......    1,500,000       1,539,813
                                                          ---------------
                                                               13,399,795
                                                          ---------------
       OIL & GAS - 7.2%
       Chesapeake Energy Corp.
         6.250%, due 01/15/18 (144A)(a).....    8,000,000       7,920,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     OIL & GAS - CONTINUED
     Dynegy Holdings, Inc.
      9.875%, due 07/15/10 (144A)(a).......... $  4,500,000 $     4,995,000
      6.875%, due 04/01/11 (b)................    5,500,000       5,458,750
     El Paso Corp.
      7.000%, due 05/15/11(b).................    7,000,000       7,017,500
      7.750%, due 01/15/32(b).................    4,500,000       4,410,000
     Ferrellgas LP 6.750%, due 05/01/14.......    5,500,000       5,335,000
     Ferrellgas Partners LLP
       8.750%, due 06/15/12...................    2,000,000       2,010,000
     Foundation Pennsylvania Coal Co.
       7.250%, due 08/01/14...................    3,500,000       3,692,500
     Hanover Compressor Co.
      8.625%, due 12/15/10....................    3,000,000       3,187,500
      4.750%, due 01/15/14....................    5,500,000       5,692,500
     Hornbeck Offshore Services, Inc.
       6.125%, due 12/01/14...................    2,500,000       2,543,750
     J Ray McDermott S.A.
       11.000%, due 12/15/13 (144A)(a)........    1,500,000       1,687,500
     KCS Energy, Inc.
      7.125%, due 04/01/12....................    3,575,000       3,664,375
      7.125%, due 04/01/12 (144A)(a)..........    1,275,000       1,306,875
     Kerr-McGee Corp.
       6.950%, due 07/01/24...................    2,125,000       2,206,330
     Key Energy Services, Inc.
       6.375%, due 05/01/13...................    6,000,000       6,060,000
     Northwest Pipeline Corp.
       8.125%, due 03/01/10...................    1,500,000       1,635,000
     Pioneer Natural Resources Co., - Series A
       7.200%, due 01/15/28...................    1,510,000       1,627,517
     Pogo Producing Co.
       6.625%, due 03/15/15 (144A)(a).........    2,875,000       2,982,813
     Pride International, Inc.
       7.375%, due 07/15/14(b)................    1,500,000       1,653,750
     Schlumberger, Ltd. (Convertible)
       1.500%, due 06/01/23...................    7,500,000       8,643,750
     SEMCO Energy, Inc.
       7.125%, due 05/15/08(b)................    8,000,000       8,184,680
     Sonat, Inc. 7.625%, due 07/15/11.........    1,500,000       1,518,750
     Suburban Propane Partners LP
       6.875%, due 12/15/13...................    5,500,000       5,252,500
     Williams Cos, Inc.
       7.875%, due 09/01/21(b)................    5,000,000       5,712,500
                                                            ---------------
                                                                104,398,840
                                                            ---------------
     OIL & GAS EXPLORATION & PRODUCTION - 1.6%
     El Paso Production Holding Co.
       7.750%, due 06/01/13(b)................    3,000,000       3,217,500
     EXCO Resources, Inc.
       7.250%, due 01/15/11...................    6,000,000       6,030,000

        ----------------------------------------------------------------
        SECURITY                                PAR          VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        OIL & GAS EXPLORATION & PRODUCTION - CONTINUED
        Forest Oil Corp.
          8.000%, due 06/15/08(b).......... $  1,500,000 $     1,597,500
        Harvest Operations Corp.
          7.875%, due 10/15/11.............    1,500,000       1,436,250
        Houston Exploration Co.
          7.000%, due 06/15/13(b)..........    3,400,000       3,527,500
        Markwest Energy
          6.875%, due 11/01/14 (144A)(a)...    5,000,000       5,000,000
        Range Resources Corp.
          7.375%, due 07/15/13.............    2,575,000       2,755,250
                                                         ---------------
                                                              23,564,000
                                                         ---------------
        PAPER & FOREST PRODUCTS - 2.6%
        Abitibi-Consolidated, Inc. (Yankee)
          8.550%, due 08/01/10(b)..........    2,800,000       2,933,000
        Boise Cascade LLC
          7.125%, due 10/15/14 (144A)(a)...    2,500,000       2,468,750
        Bowater, Inc.
          6.500%, due 06/15/13(b)..........    6,500,000       6,451,250
        Buckeye Technologies, Inc.
          8.000%, due 10/15/10(b)..........    5,400,000       5,211,000
        Graham Packaging Company
          8.500%, due 10/15/12 (144A)(a)...    4,200,000       4,263,000
        Jefferson Smurfit Corp.
         8.250%, due 10/01/12..............    1,750,000       1,767,500
         7.500%, due 06/01/13(b)...........    2,500,000       2,400,000
        Longview Fibre Co.
          10.000%, due 01/15/09............    1,500,000       1,605,000
        Norske Skog Canada
          7.375%, due 03/01/14(b)..........    6,500,000       6,402,500
        Tembec Industries, Inc.
          7.750%, due 03/15/12(b)..........    2,000,000       1,480,000
        Tembec Industries, Inc., (Yankee)
          8.625%, due 06/30/09(b)..........    3,500,000       2,870,000
                                                         ---------------
                                                              37,852,000
                                                         ---------------
        PERSONAL PRODUCTS - 0.8%
        Elizabeth Arden, Inc.
          7.750%, due 01/15/14.............    6,000,000       6,285,000
        Playtex Products, Inc.
          9.375%, due 06/01/11(b)..........    5,000,000       5,287,500
                                                         ---------------
                                                              11,572,500
                                                         ---------------
        PHARMACEUTICALS - 1.0%
        Alpharma, Inc.
          8.625%, due 05/01/11 (144A)(a)...    6,750,000       6,631,875
        Warner Chilcott Corp.
          8.750%, due 02/01/15 (144A)(a)...    7,500,000       7,331,250
                                                         ---------------
                                                              13,963,125
                                                         ---------------
        PUBLISHING - 1.0%
        American Media Operations, Inc.,
          - Series B 10.250%, due 05/01/09.    1,000,000       1,005,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                PAR          VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        PUBLISHING - CONTINUED
        Dex Media West - Series B
          9.875%, due 08/15/13............. $  3,418,000 $     3,913,610
        Houghton Mifflin Co.
          8.250%, due 02/01/11.............    7,000,000       7,297,500
        PRIMEDIA, Inc.
          8.875%, due 05/15/11.............    2,500,000       2,631,250
                                                         ---------------
                                                              14,847,360
                                                         ---------------
        REAL ESTATE - 0.2%
        Felcor Lodging LP (REIT)
          8.500%, due 06/01/11.............    2,260,000       2,480,350
                                                         ---------------
        RETAIL - MULTILINE - 0.9%
        JC Penney, Inc.
         6.875%, due 10/15/15..............    1,750,000       1,890,000
         7.950%, due 04/01/17 (b)..........      700,000         810,250
        Jean Coutu Group PJC, Inc.
          8.500%, due 08/01/14(b)..........    2,600,000       2,580,500
        Rite Aid Corp.
         8.125%, due 05/01/10..............    6,000,000       6,210,000
         6.875%, due 08/15/13(b)...........    2,200,000       1,914,000
                                                         ---------------
                                                              13,404,750
                                                         ---------------
        RETAIL - SPECIALTY - 0.3%
        Saks, Inc. 7.375%, due 02/15/19....    4,125,000       4,145,625
                                                         ---------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
        Freescale Semiconductor
          7.125%, due 07/15/14.............    1,750,000       1,890,000
                                                         ---------------
        SOFTWARE - 0.3%
        Sensus Metering Systems, Inc.
          8.625%, due 12/15/13.............    4,000,000       3,740,000
                                                         ---------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.4%
        Cincinnati Bell, Inc.
          8.375%, due 01/15/14(b)..........    5,000,000       5,150,000
        Intelsat Bermuda, Ltd.
          8.250%, due 01/15/13 (144A)(a)...    6,000,000       6,225,000
        Level 3 Financing, Inc. 10.750%,
          due 10/15/11 (144A)(a)(b)........    3,000,000       2,542,500
        MCI, Inc.
         5.908%, due 05/01/07..............          514             522
         6.688%, due 05/01/09..............          514             536
         8.735%, due 05/01/14..............    4,281,583       4,811,429
        Qwest Capital Funding, Inc.
          7.900%, due 08/15/10(b)..........   10,000,000      10,000,000
        Qwest Communications International,
          Inc. 7.250%, due 02/15/11........    1,250,000       1,215,625
        Qwest Services Corp.
          13.500%, due 12/15/10............    3,000,000       3,480,000
        TeleCorp PCS, Inc.
          10.625%, due 07/15/10............    1,000,000       1,057,959
                                                         ---------------
                                                              34,483,571
                                                         ---------------

       -----------------------------------------------------------------
       SECURITY                                 PAR          VALUE
       DESCRIPTION                             AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - WIRELESS - 2.3%
       Airgate PCS, Inc. 6.891%,
         due 10/15/11@..................... $  4,150,000 $     4,264,125
       Alamosa Delaware, Inc.
         11.000%, due 07/31/10(b)..........    1,500,000       1,689,375
       Centennial Communications Corp.
         10.125%, due 06/15/13.............    6,000,000       6,810,000
       Dobson Communications Corp.
         8.875%, due 10/01/13(b)...........    2,400,000       2,208,000
       Nextel Communications, Inc.
         7.375%, due 08/01/15..............    1,500,000       1,627,500
       Nextel Partners, Inc.
         8.125%, due 07/01/11..............    5,900,000       6,431,000
       Rogers Wireless Communications, Inc.
         9.625%, due 05/01/11(b)...........    1,000,000       1,178,750
       Rural Cellular Corp.
         9.750%, due 01/15/10(b)...........    2,500,000       2,337,500
       Triton PCS, Inc.
        9.375%, due 02/01/11 (144A)(a)(b)..    1,000,000         722,500
        8.750%, due 11/15/11(b)............    2,050,000       1,460,625
       Valor Telecommunications Enterprise
         7.750%, due 02/15/15 (144A)(a)....    1,700,000       1,678,750
       Western Wireless Corp.
         9.250%, due 07/15/13..............    2,000,000       2,287,500
                                                         ---------------
                                                              32,695,625
                                                         ---------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.4%
       Invista, Inc. 9.250%,
         due 05/01/12 (144A)(a)............    5,000,000       5,487,500
                                                         ---------------
       TRANSPORTATION - 0.8%
       CHC Helicopter Corp.
         7.375%, due 05/01/14..............    4,000,000       4,010,000
       Offshore Logistics, Inc.
         6.125%, due 06/15/13..............    6,000,000       5,820,000
       Trinity Industries, Inc.
         6.500%, due 03/15/14(b)...........    2,500,000       2,500,000
                                                         ---------------
                                                              12,330,000
                                                         ---------------
       U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 6.6%
       Federal Home Loan Mortgage Corp.
         5.500%, due 07/15/06..............   10,000,000      10,175,830
       Federal National Mortgage Assoc.
        6.000%, due 02/01/32...............      962,383         988,199
        6.000%, due 11/01/32...............    4,877,050       5,004,793
        5.500%, due 02/01/33...............    6,576,313       6,676,247
        6.000%, due 03/01/33...............    8,745,321       8,974,383
        6.000%, due 05/01/33...............    8,246,238       8,462,227
        5.500%, due 10/01/33...............    3,492,555       3,544,628
        6.000%, due 11/01/33...............    9,190,535       9,428,728
        6.000%, due 02/01/34...............    4,843,510       4,969,040
        6.000%, due 08/01/34...............   16,871,530      17,308,507

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                 PAR          VALUE
       DESCRIPTION                             AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
        6.000%, due 09/01/34............... $  4,922,231 $     5,049,643
        6.000%, due 11/01/34...............   15,000,000      15,388,274
                                                         ---------------
                                                              95,970,499
                                                         ---------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.8%
       U.S. Treasury Note
        4.375%, due 05/15/07...............   27,500,000      27,874,907
        5.000%, due 02/15/11(b)............   12,500,000      13,284,675
                                                         ---------------
                                                              41,159,582
                                                         ---------------
       Total Domestic Bonds & Debt Securities
       (Cost $1,034,278,394)                               1,048,215,232
                                                         ---------------

       CONVERTIBLE BONDS - 15.0%
       ADVERTISING - 0.4%
       Lamar Advertising Co.
         2.875%, due 12/31/10..............    5,500,000       5,665,000
                                                         ---------------
       AEROSPACE & DEFENSE - 1.1%
       Alliant Techsystems, Inc.
         2.750%, due 02/15/24..............    5,000,000       5,243,750
       Armor Holdings, Inc. 2.000%/ 0.000%,
         due 11/01/24+++...................    3,000,000       2,932,500
       Lockheed Martin Corp.
         3.018%, due 08/15/33@.............    7,000,000       7,485,870
                                                         ---------------
                                                              15,662,120
                                                         ---------------
       COMMERCIAL SERVICES & SUPPLIES - 0.3%
       Charles River Associates, Inc.
         2.875%, due 06/15/34..............    2,930,000       4,435,288
                                                         ---------------
       COMPUTER SOFTWARE & PROCESSING - 0.3%
       Mentor Graphics Corp.
         6.875%, due 06/15/07..............    5,000,000       4,975,000
                                                         ---------------
       CONSTRUCTION MATERIALS - 0.6%
       Fluor Corp. New
         1.500%, due 02/15/24..............    7,500,000       8,700,000
                                                         ---------------
       ELECTRICAL EQUIPMENT - 0.4%
       LSI Logic Corp.
         4.000%, due 05/15/10..............    6,000,000       5,940,000
                                                         ---------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
       EDO Corp. 5.250%, due 04/15/07......    1,500,000       1,552,500
       Flir Systems, Inc.
         3.000%, due 06/01/23..............    3,000,000       4,477,500
                                                         ---------------
                                                               6,030,000
                                                         ---------------
       FINANCIAL SERVICES - 0.8%
       American Express Co.
         1.850%, due 12/01/33..............    5,900,000       6,003,250
       Morgan Stanley Group, Inc.
        8.250%, due 05/15/06...............       30,400       2,008,224
        1.000%, due 03/30/12 (144A)(a).....    3,500,000       3,373,300
                                                         ---------------
                                                              11,384,774
                                                         ---------------

       ------------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
       Advanced Med Optics, Inc.
         2.500%, due 07/15/24............... $  5,500,000 $     5,548,125
       Fisher Scientific International, Inc.
         2.500%, due 10/01/23...............    4,000,000       5,865,000
       Invitrogen Corp.
         1.500%, due 02/15/24...............    5,500,000       5,321,250
       Medtronic, Inc.
         1.250%, due 09/15/21...............    4,000,000       3,985,000
                                                          ---------------
                                                               20,719,375
                                                          ---------------
       HEALTH CARE PROVIDERS & SERVICES - 0.7%
       Alza Corp. 0.000%, due 07/28/20+.....    6,000,000       5,385,000
       Universal Health Services, Inc.
         0.426%, due 06/23/20...............    6,500,000       4,615,000
                                                          ---------------
                                                               10,000,000
                                                          ---------------
       HOTELS, RESTAURANTS & LEISURE - 1.0%
       Hilton Hotels Corp.
         3.375%, due 04/15/23 (b)...........    4,500,000       5,439,375
       Starwood Hotels
         3.500%, due 05/16/23...............    7,000,000       8,426,250
                                                          ---------------
                                                               13,865,625
                                                          ---------------
       LEISURE EQUIPMENT & PRODUCTS - 0.3%
       International Game Technology
         1.632%, due 01/29/33 +.............    7,500,000       4,903,125
                                                          ---------------
       MACHINERY - 0.4%
       AGCO Corp. 1.750%, due 12/31/33......    5,500,000       5,706,250
                                                          ---------------
       MEDIA - 1.5%
       Disney Walt Co. 2.125%, due
         04/15/23...........................    7,500,000       7,734,375
       Liberty Media Corp.
         3.250%, due 03/15/31...............    8,250,000       6,352,500
       Lions Gate Entertainment Corp.
         3.625%, due 03/15/25...............    2,500,000       2,528,125
       Sinclair Broadcast Group, Inc.
         6.000%, due 09/15/12...............    2,785,000       2,346,362
       Sinclair Broadcast Group, Inc.
         4.875% 2.000%, due 07/15/18+++.....    3,000,000       2,737,500
                                                          ---------------
                                                               21,698,862
                                                          ---------------
       METALS & MINING - 0.5%
       Placer Dome, Inc.
         2.750%, due 10/15/23 (Yankee)......    7,000,000       7,446,250
                                                          ---------------
       OIL & GAS - 0.6%
       Airgas, Inc. 6.250%, due 07/15/14(b).    4,000,000       4,070,000
       Quicksilver Resources, Inc.
         1.875%, due 11/01/24 (144A)(a).....    3,000,000       4,623,750
                                                          ---------------
                                                                8,693,750
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                             SHARES/PAR      VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        PHARMACEUTICALS - 2.3%
        Allergan, Inc.
          0.000%, due 11/06/22+............ $  3,000,000 $     2,943,750
        Celgene Corp. 1.750%, due 06/01/08.    2,500,000       4,409,375
        Decode Genetics, Inc.
          3.500%, due 04/15/11.............    2,500,000       2,293,750
        SFBC International Inc.
          2.250%, due 08/15/24.............    7,500,000       8,568,750
        Teva Pharmaceutical Finance B.V.
         0.375%, due 11/15/22..............    4,025,000       5,931,844
         0.500%, due 02/01/24..............    1,750,000       1,723,750
        Watson Pharmaceuticals, Inc.
          1.750%, due 03/15/23.............    7,500,000       6,993,750
                                                         ---------------
                                                              32,864,969
                                                         ---------------
        RETAIL - MULTILINE - 0.3%
        Costco Wholesale Corp.
          0.340%, due 08/19/17+............    5,000,000       5,118,750
                                                         ---------------
        RETAIL - SPECIALTY - 0.2%
        Saks, Inc. 2.000%, due 03/15/24....    3,000,000       3,352,500
                                                         ---------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
        Cypress Semiconductor Corp.
          1.250%, due 06/15/08.............    2,830,000       3,006,875
                                                         ---------------
        SOFTWARE - 1.1%
        DST Systems, Inc., - Series A
          4.125%, due 08/15/23.............    7,500,000       8,578,125
        EMC Corp. 4.500%, due 04/01/07.....    6,500,000       6,890,000
                                                         ---------------
                                                              15,468,125
                                                         ---------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
        Nextel Communications, Inc.
          5.250%, due 01/15/10.............    2,500,000       2,521,875
                                                         ---------------
        Total Convertible Bonds
        (Cost $214,675,971)                                  218,158,513
                                                         ---------------

        COMMON STOCKS - 0.3%
        AEROSPACE & DEFENSE - 0.1%
        Raytheon Co........................       39,150       1,531,548
                                                         ---------------
        INTERNET SOFTWARE & SERVICES - 0.0%
        McDATA Corp. - Class A*(b).........          440           1,760
                                                         ---------------
        PAPER & FOREST PRODUCTS - 0.0%
        PT Indah Kiat Pulp & Paper Corp.*..    1,867,500         256,627
                                                         ---------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
        Avaya, Inc.*(b)....................      215,301       1,791,305
                                                         ---------------
        Total Common Stocks
        (Cost $4,817,791)                                      3,581,240
                                                         ---------------

        PREFERRED STOCK - 4.2%
        AUTOMOBILES - 0.2%
        Ford Motor Co.(b)..................       60,000       2,419,800
                                                         ---------------

         --------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         --------------------------------------------------------------

         BANKS - 0.2%
         Marshall & Ilsley Corp.(b)............ 125,000 $     3,443,750
                                                        ---------------
         BEVERAGES, FOOD & TOBACCO - 0.2%
         Constellation Brands, Inc.(b).........  75,000       3,352,500
                                                        ---------------
         ELECTRICAL EQUIPMENT - 0.5%
         FPL Group, Inc. 8.00%(b).............. 100,000       6,461,000
                                                        ---------------
         FINANCIAL SERVICES - 0.3%
         Lehman Brothers Holdings, Inc.(b)..... 140,000       3,549,000
                                                        ---------------
         FOOD & DRUG RETAILING - 0.3%
         Albertsons, Inc. 7.250%............... 170,000       3,802,900
                                                        ---------------
         INSURANCE - 0.2%
         Chubb Corp.(b)........................  75,000       2,382,000
         XL Capital, Ltd.......................  45,000       1,077,750
                                                        ---------------
                                                              3,459,750
                                                        ---------------
         MEDIA - 0.4%
         Interpublic Group of Companies, Inc. -
           Series A 5.375%(b).................. 120,000       5,388,000
                                                        ---------------
         OIL & GAS - 1.0%
         Chesapeake Energy Corp.(b)............   6,000       8,784,750
         Williams Cos, Inc.(b).................  65,000       5,931,250
                                                        ---------------
                                                             14,716,000
                                                        ---------------
         PHARMACEUTICALS - 0.4%
         Schering Plough Corp.................. 120,000       6,117,600
                                                        ---------------
         U.S. GOVERNMENT AGENCY - 0.1%
         Federal National Mortgage Assoc.......      15       1,456,567
                                                        ---------------
         UTILITIES - 0.4%
         PNM Resources, Inc. *................. 120,000       6,424,800
                                                        ---------------
         Total Preferred Stock
         (Cost $57,661,819)                                  60,591,667
                                                        ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                           SHARES/PAR      VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         SHORT-TERM INVESTMENTS - 24.3%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/05 at 2.00% to be
           repurchased at $7,392,543 on
           07/01/05 collateralized by
           $7,285,000 FHLMC 2.00% due
           03/05/19 with a value of
           $7,539,975..................... $  7,392,132 $    7,392,132
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/05 at 2.00% to be
           repurchased at $49,328,720 on
           07/01/05 collateralized by
           $50,000,000 FNMA 3.00% due
           07/16/13 with a value of
           $50,312,500....................   49,325,980     49,325,980
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/05 at 2.00% to be
           repurchased at $25,912,355 on
           07/01/05 collateralized by
           $26,300,000 FNMA 5.40% due
           06/15/15 with a value of
           $26,431,500....................   25,910,915     25,910,915
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/05 at 2.00% to be
           repurchased at $24,828,352 on
           07/01/05 collateralized by
           $25,135,000 FHLMC 4.50% due
           11/15/11 with a value of
           $25,323,513....................   24,826,973     24,826,973
         State Street Navigator Securities
           Lending Prime Portfolio(e).....  246,101,521    246,101,521
                                                        --------------
         Total Short-Term Investments
         (Cost $353,557,521)                               353,557,521
                                                        --------------

         TOTAL INVESTMENTS - 116.0%
         (Cost $1,664,991,496)                           1,684,104,173

         Other Assets and Liabilities (net) - (16.0%)     (231,784,233)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $1,452,319,940
                                                        ==============

PORTFOLIO FOOTNOTES:

*  Non-income producing security.

+  Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

+++ Security is a "step down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

@ Variable or floating rate security. The stated rate represents the rate at June 30, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.36% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the credit composition of the portfolio holdings of the Lord Abbett Bond Debenture Portfolio at June 30, 2005, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        10.71%
                  AA                                       0.30
                  A                                        3.18
                  BBB                                      8.31
                  BB                                      17.29
                  B                                       41.67
                  Below B                                  9.47
                  Equities/Other                           9.07
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 95.8%
       AEROSPACE & DEFENSE - 2.2%
       General Dynamics Corp.(a)...............   214,790 $    23,528,096
       Honeywell International, Inc............   612,897      22,450,417
       Raytheon Co.(a).........................   438,230      17,143,558
                                                          ---------------
                                                               63,122,071
                                                          ---------------
       AIR FREIGHT & LOGISTICS - 1.0%
       United Parcel Service, Inc. - Class B(a)   414,170      28,643,997
                                                          ---------------
       BANKS - 2.1%
       Bank of New York Co., Inc.(a)........... 1,172,117      33,733,527
       Marshall & Ilsley Corp.(a)..............   239,420      10,642,219
       Wachovia Corp.(a).......................   329,304      16,333,479
                                                          ---------------
                                                               60,709,225
                                                          ---------------
       BEVERAGES - 2.3%
       Diageo Plc (ADR)(a).....................   257,973      15,297,799
       PepsiCo, Inc.(a)........................   961,976      51,879,366
                                                          ---------------
                                                               67,177,165
                                                          ---------------
       CHEMICALS - 4.2%
       E.I. du Pont de Nemours & Co............ 1,233,432      53,049,910
       Monsanto Co.(a).........................   340,215      21,389,317
       Potash Corp. of Saskatchewan, Inc.(a)...   143,786      13,743,066
       Praxair, Inc.(a)........................   694,650      32,370,690
                                                          ---------------
                                                              120,552,983
                                                          ---------------
       COMMERCIAL SERVICES & SUPPLIES - 2.1%
       Automatic Data Processing, Inc.(a)......   678,634      28,482,269
       Waste Management, Inc................... 1,176,727      33,348,443
                                                          ---------------
                                                               61,830,712
                                                          ---------------
       COMMUNICATIONS EQUIPMENT - 3.3%
       Motorola, Inc........................... 2,834,825      51,763,905
       SBC Communications, Inc.(a)............. 1,769,707      42,030,541
                                                          ---------------
                                                               93,794,446
                                                          ---------------
       COMPUTER SOFTWARE & PROCESSING - 0.2%
       Electronic Data Systems Corp.(a)........   311,200       5,990,600
                                                          ---------------
       COMPUTERS & PERIPHERALS - 2.1%
       EMC Corp.*.............................. 2,038,178      27,943,420
       Hewlett-Packard Co...................... 1,368,100      32,164,031
                                                          ---------------
                                                               60,107,451
                                                          ---------------
       CONSTRUCTION & ENGINEERING - 0.4%
       Fluor Corp New(a).......................   182,100      10,487,139
                                                          ---------------
       ELECTRIC SERVICES - 0.8%
       Ameren Corp.(a).........................    53,800       2,975,140
       Progress Energy, Inc.(a)................   364,647      16,496,630
       Southern Co. (The)(a)...................   129,085       4,475,377
                                                          ---------------
                                                               23,947,147
                                                          ---------------
       ELECTRICAL EQUIPMENT - 1.0%
       Emerson Electric Co.....................   478,756      29,984,488
                                                          ---------------

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
       Xerox Corp.*(a)........................ 1,814,605 $    25,023,403
                                                         ---------------
       ENERGY EQUIPMENT & SERVICES - 3.4%
       Baker Hughes, Inc.(a)..................   789,202      40,375,575
       Schlumberger, Ltd.(a)..................   777,963      59,078,510
                                                         ---------------
                                                              99,454,085
                                                         ---------------
       FINANCIAL SERVICES - 6.4%
       Bank of America Corp...................   849,086      38,726,813
       Citigroup, Inc.........................   930,149      43,000,788
       Goldman Sachs Group, Inc...............   200,400      20,444,808
       J.P. Morgan Chase & Co................. 1,554,770      54,914,476
       Mellon Financial Corp..................   352,978      10,126,939
       Merrill Lynch & Co., Inc...............   214,839      11,818,293
       Mitsubishi Tokyo Financial Group,
         Inc.(ADR)(a).........................   685,200       5,810,496
                                                         ---------------
                                                             184,842,613
                                                         ---------------
       FOOD PRODUCTS - 3.5%
       Campbell Soup Co.(a)...................   504,890      15,535,465
       H.J. Heinz Co..........................   554,850      19,652,787
       Kraft Foods, Inc. - Class A(a)......... 2,103,299      66,905,941
                                                         ---------------
                                                             102,094,193
                                                         ---------------
       FOOD RETAILERS - 1.7%
       Kroger Co. (The)*(a)................... 2,560,601      48,728,237
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
       Guidant Corp...........................    90,345       6,080,218
                                                         ---------------
       HEALTH CARE PROVIDERS & SERVICES - 4.0%
       Baxter International, Inc.............. 1,407,135      52,204,708
       Cardinal Health, Inc.(a)...............   743,008      42,782,401
       CIGNA Corp.............................   184,740      19,772,722
                                                         ---------------
                                                             114,759,831
                                                         ---------------
       HOUSEHOLD DURABLES - 0.6%
       Newell Rubbermaid, Inc.(a).............   735,400      17,531,936
                                                         ---------------
       HOUSEHOLD PRODUCTS - 2.7%
       Clorox Co. (The).......................   356,511      19,864,793
       Kimberly-Clark Corp....................   499,559      31,267,398
       Procter & Gamble Co. (The).............   501,395      26,448,586
                                                         ---------------
                                                              77,580,777
                                                         ---------------
       INDUSTRIAL CONGLOMERATES - 3.6%
       General Electric Co.................... 2,468,215      85,523,650
       Tyco International, Ltd................   674,761      19,703,021
                                                         ---------------
                                                             105,226,671
                                                         ---------------
       INSURANCE - 2.7%
       AFLAC, Inc.(a).........................   123,658       5,351,918
       American International Group, Inc......   627,551      36,460,713
       Chubb Corp. (The)(a)...................    73,800       6,318,018
       Hartford Financial Services Group, Inc.   380,275      28,436,965
                                                         ---------------
                                                              76,567,614
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

            --------------------------------------------------------
            SECURITY                                     VALUE
            DESCRIPTION                     SHARES      (NOTE 2)
            --------------------------------------------------------

            INTERNET SOFTWARE & SERVICES - 0.1%
            BEA Systems, Inc.*............   189,625 $     1,664,908
                                                     ---------------
            MACHINERY - 5.9%
            Caterpillar, Inc..............   276,009      26,306,418
            Deere & Co.(a)................   943,456      61,786,934
            Eaton Corp.(a)................   302,896      18,143,470
            Illinois Tool Works, Inc.(a)..   110,680       8,818,982
            Pall Corp.(a).................   398,842      12,108,843
            Parker-Hannifin Corp.(a)......   699,001      43,345,052
                                                     ---------------
                                                         170,509,699
                                                     ---------------
            MEDIA - 4.3%
            Comcast Corp. - Class A* (a).. 1,389,151      41,605,072
            Tribune Co.(a)................   726,925      25,573,222
            Viacom, Inc. - Class B........   436,605      13,980,092
            Walt Disney Co................ 1,712,870      43,130,067
                                                     ---------------
                                                         124,288,453
                                                     ---------------
            METALS & MINING - 3.6%
            Alcoa, Inc.(a)................   741,560      19,376,963
            Barrick Gold Corp.(a)......... 1,169,755      29,278,967
            Newmont Mining Corp.(a)....... 1,418,491      55,363,704
                                                     ---------------
                                                         104,019,634
                                                     ---------------
            OIL & GAS - 6.7%
            El Paso Corp.(a).............. 1,187,100      13,675,392
            Exxon Mobil Corp.............. 3,116,900     179,128,243
                                                     ---------------
                                                         192,803,635
                                                     ---------------
            PAPER & FOREST PRODUCTS - 1.8%
            International Paper Co........ 1,732,118      52,327,285
                                                     ---------------
            PERSONAL PRODUCTS - 1.4%
            Gillette Co...................   823,660      41,701,906
                                                     ---------------
            PHARMACEUTICALS - 12.5%
            Bristol-Myers Squibb Co.(a)...   766,082      19,136,728
            GlaxoSmithKline Plc (ADR)(a)..   883,394      42,853,443
            Johnson & Johnson.............   308,849      20,075,185
            MedImmune, Inc.*..............   703,244      18,790,680
            Merck & Co., Inc..............   705,060      21,715,848
            Novartis AG (ADR)(a).......... 1,322,259      62,727,967
            Pfizer, Inc................... 2,825,107      77,916,451
            Schering-Plough Corp.(a)...... 1,493,698      28,469,884
            Wyeth......................... 1,555,510      69,220,195
                                                     ---------------
                                                         360,906,381
                                                     ---------------
            RETAIL - MULTILINE - 1.8%
            CVS Corp.(a).................. 1,010,640      29,379,305
            Wal-Mart Stores, Inc..........   483,000      23,280,600
                                                     ---------------
                                                          52,659,905
                                                     ---------------
            ROAD & RAIL - 1.5%
            Canadian National Railway Co..   278,499      16,055,468
            Union Pacific Corp.(a)........   436,159      28,263,103
                                                     ---------------
                                                          44,318,571
                                                     ---------------

     ----------------------------------------------------------------------
     SECURITY                                  SHARES/PAR       VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     SOFTWARE - 1.4%
     Microsoft Corp...........................   1,581,200 $    39,277,008
                                                           ---------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.8%
     BellSouth Corp...........................     508,952      13,522,855
     Sprint Corp.(a)..........................     787,083      19,747,912
     Verizon Communications, Inc.(a)..........   1,379,164      47,650,116
                                                           ---------------
                                                                80,920,883
                                                           ---------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.4%
     NIKE, Inc. - Class B.....................     133,435      11,555,471
                                                           ---------------
     UTILITIES - 0.2%
     PG&E Corp................................     139,575       5,239,646
                                                           ---------------
     Total Common Stocks
     (Cost $ 2,518,216,656)                                  2,766,430,387
                                                           ---------------

     SHORT-TERM INVESTMENTS - 17.8%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/05 at 2.00% to be repurchased
       at $134,847,491 on 07/01/05
       collateralized by $50,000,000 FNMA
       5.700% due 03/27/23 with a value of
       $50,625,000............................  50,000,000      50,000,000
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/05 at 2.00% to be repurchased
       at $134,847,491 on 07/01/05
       collateralized by $50,000,000 FNMA
       5.500% due 07/14/28 with a value of
       $50,437,500............................  50,000,000      50,000,000
     State Street Bank & Trust Co.,
       Repurchase Agreement, date
       06/30/05 at 2.00% to be repurchased
       at $134,847,491 on 07/01/05
       collateralized by $35,245,000 FHLMC
       2.000% due 03/05/19 with a value of
       $36,478,575............................  34,840,000      34,840,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)..................... 378,383,282     378,383,282
                                                           ---------------
     Total Short-Term Investments
     (Cost $ 513,223,282)                                      513,223,282
                                                           ---------------

     TOTAL INVESTMENTS - 113.6%
     (Cost $ 3,031,439,938)                                  3,279,653,669

     Other Assets and Liabilities (net) - (13.6%)             (392,490,024)
                                                           ---------------

     TOTAL NET ASSETS - 100.0%                             $ 2,887,163,645
                                                           ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 96.2%
         AEROSPACE & DEFENSE - 0.7%
         Rockwell Collins, Inc....................  9,500 $     452,960
                                                          -------------
         AUTO COMPONENTS - 1.4%
         Advance Auto Parts, Inc.*................ 12,800       826,240
                                                          -------------
         BANKS - 1.6%
         North Fork Bancorporation, Inc........... 27,000       758,430
         SVB Financial Group*(a)..................  3,800       182,020
                                                          -------------
                                                                940,450
                                                          -------------
         BIOTECHNOLOGY - 2.1%
         Invitrogen Corp.*........................ 15,300     1,274,337
                                                          -------------
         BUILDING PRODUCTS - 2.1%
         Danaher Corp............................. 11,600       607,144
         MSC Industrial Direct Co., Inc. - Class A 19,700       664,875
                                                          -------------
                                                              1,272,019
                                                          -------------
         CHEMICALS - 4.4%
         Ecolab, Inc.............................. 15,800       511,288
         Monsanto Co.............................. 12,700       798,449
         Potash Corporation of Saskatchewan, Inc..  6,300       602,154
         Rohm & Haas Co........................... 16,200       750,708
                                                          -------------
                                                              2,662,599
                                                          -------------
         COAL - 1.0%
         Headwaters, Inc.*(a)..................... 16,800       577,584
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 5.2%
         Career Education Corp.*..................  4,900       179,389
         Cerner Corp.*(a).........................  5,100       346,647
         Corinthian Colleges, Inc.*(a)............ 30,300       386,931
         Education Management Corp.*.............. 18,300       617,259
         Iron Mountain, Inc.*..................... 19,275       597,911
         Robert Half International, Inc........... 14,500       362,065
         United Rentals, Inc.*(a)................. 31,000       626,510
                                                          -------------
                                                              3,116,712
                                                          -------------
         COMMUNICATIONS EQUIPMENT - 1.7%
         Avaya, Inc.*............................. 58,200       484,224
         Comverse Technology, Inc.*............... 15,100       357,115
         Lucent Technologies, Inc.*(a)............ 55,300       160,923
                                                          -------------
                                                              1,002,262
                                                          -------------
         COMMUNICATIONS SERVICES - 2.4%
         Alliance Data Systems Corp.*............. 22,500       912,600
         EchoStar Communications Corp. - Class A*. 17,600       530,640
                                                          -------------
                                                              1,443,240
                                                          -------------
         CONSTRUCTION & ENGINEERING - 2.3%
         Dycom Industries, Inc.*.................. 21,600       427,896
         Jacobs Engineering Group, Inc.*.......... 17,300       973,298
                                                          -------------
                                                              1,401,194
                                                          -------------
         ELECTRICAL EQUIPMENT - 0.5%
         Symbol Technologies, Inc................. 28,100       277,347
                                                          -------------

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.1%
          Broadcom Corp. - Class A*.............. 14,700 $     521,997
          Fisher Scientific International, Inc.*. 14,800       960,520
          Microchip Technology, Inc.............. 18,200       539,084
          Xilinx, Inc............................ 16,800       428,400
                                                         -------------
                                                             2,450,001
                                                         -------------
          FINANCIAL SERVICES - 6.5%
          Affiliated Managers Group, Inc.*(a)....  7,549       515,823
          Capitalsource, Inc.*(a)................ 22,500       441,675
          CIT Group, Inc......................... 21,200       910,964
          Investors Financial Services Corp...... 11,400       431,148
          Lazard Ltd - Class A*(a)............... 16,700       388,275
          Legg Mason, Inc........................  7,100       739,181
          Providian Financial Corp.*............. 29,400       518,322
                                                         -------------
                                                             3,945,388
                                                         -------------
          FOOD & DRUG RETAILING - 0.7%
          Safeway, Inc........................... 18,300       413,397
                                                         -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
          Bard (C.R.), Inc.......................  6,100       405,711
          Boston Scientific Corp.*............... 12,900       348,300
                                                         -------------
                                                               754,011
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 6.8%
          Caremark Rx, Inc.*..................... 10,900       485,268
          Community Health Systems, Inc.*........ 29,100     1,099,689
          DaVita, Inc.*.......................... 12,600       573,048
          Lincare Holdings, Inc.*................ 15,500       633,020
          Omnicare, Inc.......................... 13,100       555,833
          PacifiCare Health Systems, Inc.*....... 10,600       757,370
                                                         -------------
                                                             4,104,228
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 5.2%
          Cheesecake Factory, Inc. (The)*........ 14,200       493,166
          Hilton Hotels Corp..................... 32,500       775,125
          Panera Bread Co. - Class A*(a).........  5,500       341,468
          Penn National Gaming, Inc.*............ 21,800       795,700
          Royal Caribbean Cruises, Ltd.(a)....... 14,800       715,728
                                                         -------------
                                                             3,121,187
                                                         -------------
          HOUSEHOLD PRODUCTS - 1.3%
          Nu Skin Enterprises, Inc. - Class A(a). 12,500       291,250
          Prestige Brands Holdings, Inc.*........ 26,600       518,700
                                                         -------------
                                                               809,950
                                                         -------------
          INDUSTRIAL CONGLOMERATES - 1.4%
          ITT Industries, Inc....................  8,400       820,092
                                                         -------------
          INDUSTRIAL - DIVERSIFIED - 0.2%
          UNOVA, Inc.*(a)........................  5,100       135,813
                                                         -------------
          INSURANCE - 0.2%
          Universal American Financial Corp.*....  4,900       110,838
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         INTERNET SOFTWARE & SERVICES - 6.3%
         Ask Jeeves, Inc.*(a).....................  6,800 $     205,292
         CNET Networks, Inc.*(a).................. 19,900       233,626
         IAC / Interactive Corp.*(a).............. 33,603       808,152
         Juniper Networks, Inc.*.................. 22,400       564,032
         Monster Worldwide, Inc.*................. 26,200       751,416
         Salesforce.com, Inc.*(a)................. 14,400       294,912
         TIBCO Software, Inc.*.................... 56,300       368,202
         VeriSign, Inc.*.......................... 19,000       546,440
                                                          -------------
                                                              3,772,072
                                                          -------------
         IT CONSULTING & SERVICES - 3.2%
         CACI International, Inc. - Class A*...... 19,100     1,206,356
         Computer Sciences Corp.*................. 16,000       699,200
                                                          -------------
                                                              1,905,556
                                                          -------------
         MACHINERY - 2.3%
         Ingersoll-Rand Co. - Class A............. 12,400       884,740
         Timken Co. (The)......................... 21,600       498,960
                                                          -------------
                                                              1,383,700
                                                          -------------
         MEDIA - 3.3%
         Cablevision Systems Corp. - NY
           Group - Class A*....................... 20,700       666,540
         Univision Communications, Inc. - Class A* 25,700       708,035
         Westwood One, Inc........................ 31,300       639,459
                                                          -------------
                                                              2,014,034
                                                          -------------
         OIL & GAS - 6.5%
         Cooper Cameron Corp.*.................... 10,100       626,705
         Halliburton Co........................... 24,000     1,147,680
         Noble Corp............................... 10,500       645,855
         Weatherford International, Ltd.*......... 16,800       974,064
         XTO Energy, Inc.......................... 15,353       521,848
                                                          -------------
                                                              3,916,152
                                                          -------------
         PHARMACEUTICALS - 8.0%
         Barr Pharmaceuticals, Inc.*..............  6,700       326,558
         Celgene Corp.*(a)........................  7,600       309,852
         Cephalon, Inc.*(a).......................  6,600       262,746
         Covance, Inc.*........................... 13,100       587,797
         Endo Pharmaceuticals Holdings, Inc.*(a).. 29,600       777,888
         Eyetech Pharmaceuticals, Inc.*(a)........  1,700        21,488
         Genzyme Corp.*........................... 12,900       775,161
         IVAX Corp.*.............................. 13,750       295,625
         Medicines Co.*...........................  9,500       222,205
         OSI Pharmaceuticals, Inc.*...............  7,300       298,351
         QLT, Inc.*............................... 25,300       263,626
         Sepracor, Inc.*..........................  7,000       420,070
         Teva Pharmaceutical Industries, Ltd.
           (ADR)(a)...............................  9,100       283,374
                                                          -------------
                                                              4,844,741
                                                          -------------

          ----------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ----------------------------------------------------------------

          RETAIL - MULTILINE - 0.5%
          Dollar Tree Stores, Inc.*............... 13,000 $     312,000
                                                          -------------
          RETAIL - SPECIALTY - 3.0%
          American Eagle Outfitters, Inc.......... 10,800       331,020
          Dollar General Corp.(a)................. 37,200       757,392
          PETCO Animal Supplies, Inc.*............ 24,200       709,544
                                                          -------------
                                                              1,797,956
                                                          -------------
          ROAD & RAIL - 0.6%
          Heartland Express, Inc.................. 17,300       336,139
                                                          -------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.8%
          Integrated Device Technology, Inc.*..... 14,200       152,650
          Linear Technology Corp..................  9,500       348,555
                                                          -------------
                                                                501,205
                                                          -------------
          SOFTWARE - 5.2%
          Amdocs, Ltd.*........................... 28,300       747,969
          Cognos, Inc.*........................... 10,600       361,884
          Hyperion Solutions Corp.*...............  8,700       350,088
          Informatica Corp.*...................... 42,800       359,092
          McAfee, Inc.*........................... 16,500       431,970
          Take-Two Interactive Software, Inc.*(a). 20,100       511,545
          VERITAS Software Corp.*................. 15,600       380,640
                                                          -------------
                                                              3,143,188
                                                          -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
          NeuStar, Inc. - Class A*................  3,900        99,840
                                                          -------------
          TELECOMMUNICATION SERVICES - WIRELESS - 1.5%
          Nextel Partners, Inc. - Class A*(a)..... 35,400       891,018
                                                          -------------
          TRANSPORTATION - 1.1%
          UTI Worldwide, Inc.(a)..................  9,200       640,504
                                                          -------------
          TRUCKING & FREIGHT FORWARDING - 0.7%
          Landstar System, Inc.*.................. 14,800       445,776
                                                          -------------
          Total Common Stocks
          (Cost $ 50,837,363)                                57,915,730
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 22.0%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/05 at 1.25% to
         be repurchased at $3,680,128 on
         07/01/05 collateralized by $3,630,000
         FHLMC 2.000% due 03/05/19 with a
         value of $3,757,050.................... $3,680,000 $  3,680,000
       State Street Navigator Securities Lending
         Prime Portfolio(b).....................  9,571,084    9,571,084
                                                            ------------
       Total Short-Term Investments
       (Cost $ 13,251,084)                                    13,251,084
                                                            ------------

       TOTAL INVESTMENTS - 118.2%
       (Cost $ 64,088,447)                                    71,166,814

       Other Assets and Liabilities (net) - (18.2%)          (10,952,392)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $ 60,214,422
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         ----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         ----------------------------------------------------------------

         COMMON STOCKS - 97.5%
         AUTO COMPONENTS - 1.8%
         Dana Corp.(a).......................... 371,800 $   5,580,718
                                                         -------------
         CHEMICALS - 9.3%
         Crompton Corp.*(a)..................... 337,800     4,779,870
         Eastman Chemical Co.................... 146,200     8,062,930
         Monsanto Co............................  93,000     5,846,910
         Mosaic Co. (The)*(a)................... 357,500     5,562,700
         Potash Corp. of Saskatchewan, Inc......  59,200     5,658,336
                                                         -------------
                                                            29,910,746
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 2.1%
         R. R. Donnelley & Sons Co.............. 191,824     6,619,846
                                                         -------------
         COMMUNICATIONS EQUIPMENT - 0.9%
         Avaya, Inc.*........................... 356,000     2,961,920
                                                         -------------
         CONTAINERS & PACKAGING - 3.6%
         Ball Corp.............................. 144,800     5,207,008
         Pactiv Corp.*.......................... 293,100     6,325,098
                                                         -------------
                                                            11,532,106
                                                         -------------
         ELECTRIC UTILITIES - 5.5%
         Ameren Corp.(a)........................ 117,500     6,497,750
         CMS Energy Corp.*(a)................... 349,200     5,258,952
         Northeast Utilities.................... 217,300     4,532,878
         Puget Energy, Inc......................  62,300     1,456,574
                                                         -------------
                                                            17,746,154
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
         Pride International, Inc.*............. 198,800     5,109,160
                                                         -------------
         ENERGY EQUIPMENT & SERVICES - 2.1%
         Halliburton Co......................... 143,400     6,857,388
                                                         -------------
         FOOD & DRUG RETAILING - 1.5%
         Albertson's, Inc.(a)...................  69,600     1,439,328
         Safeway, Inc.(a).......................  99,500     2,247,705
         SUPERVALU INC..........................  32,700     1,066,347
                                                         -------------
                                                             4,753,380
                                                         -------------
         FOOD PRODUCTS - 2.9%
         Archer-Daniels-Midland Co.............. 250,340     5,352,269
         Dean Foods Co.*........................  94,300     3,323,132
         TreeHouse Foods, Inc.*.................  18,860       537,699
                                                         -------------
                                                             9,213,100
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
         Bausch & Lomb, Inc.....................  76,700     6,366,100
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.1%
         Aetna, Inc.............................  79,500     6,584,190
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.7%
         Brinker International, Inc.*...........  95,700     3,832,785
         Yum! Brands, Inc.......................  30,100     1,567,608
                                                         -------------
                                                             5,400,393
                                                         -------------

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          HOUSEHOLD DURABLES - 5.6%
          American Greetings Corp. - Class A... 137,300 $   3,638,450
          Leggett & Platt, Inc................. 140,100     3,723,858
          Newell Rubbermaid, Inc.(a)........... 147,600     3,518,784
          Snap-On, Inc.(a)..................... 153,500     5,265,050
          Tupperware Corp.(a)..................  73,000     1,706,010
                                                        -------------
                                                           17,852,152
                                                        -------------
          INDUSTRIAL CONGLOMERATES - 1.6%
          Hubbell, Inc. - Class B.............. 119,100     5,252,310
                                                        -------------
          INSURANCE - 10.1%
          ACE, Ltd.............................  22,700     1,018,095
          Conseco, Inc.*....................... 196,800     4,294,176
          Everest Reinsurance Group, Ltd.......  62,200     5,784,600
          Lincoln National Corp................  32,200     1,510,824
          PartnerRe, Ltd.......................  82,700     5,327,534
          PMI Group, Inc. (The)(a)............. 102,300     3,987,654
          SAFECO Corp.......................... 107,500     5,841,550
          XL Capital, Ltd. - Class A...........  62,800     4,673,576
                                                        -------------
                                                           32,438,009
                                                        -------------
          INTERNET SOFTWARE & SERVICES - 1.2%
          Sabre Holdings Corp.(a).............. 193,700     3,864,315
                                                        -------------
          IT CONSULTING & SERVICES - 0.9%
          Computer Sciences Corp.*.............  67,600     2,954,120
                                                        -------------
          MACHINERY - 3.4%
          CNH Global N.V.(a)................... 107,200     2,025,008
          Cummins, Inc.(a).....................  55,700     4,155,777
          Timken Co............................ 205,000     4,735,500
                                                        -------------
                                                           10,916,285
                                                        -------------
          MEDIA - 4.0%
          Interpublic Group of Co., Inc. (The)* 446,300     5,435,934
          R.H. Donnelley Corp.*(a).............  57,500     3,563,850
          Westwood One, Inc.................... 185,000     3,779,550
                                                        -------------
                                                           12,779,334
                                                        -------------
          OIL & GAS - 6.8%
          EOG Resources, Inc................... 129,100     7,332,880
          GlobalSantaFe Corp................... 169,100     6,899,280
          NiSource, Inc........................ 218,300     5,398,559
          Southwest Gas Corp.(a)...............  86,400     2,204,064
                                                        -------------
                                                           21,834,783
                                                        -------------
          PAPER & FOREST PRODUCTS - 4.6%
          Bowater, Inc......................... 112,900     3,654,573
          Georgia-Pacific Corp................. 200,515     6,376,377
          MeadWestvaco Corp.................... 167,000     4,682,680
                                                        -------------
                                                           14,713,630
                                                        -------------
          PHARMACEUTICALS - 3.0%
          King Pharmaceuticals, Inc.*.......... 509,000     5,303,780
          Mylan Laboratories, Inc.(a).......... 229,975     4,424,719
                                                        -------------
                                                            9,728,499
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       REAL ESTATE - 3.1%
       Health Care Property Investors, Inc. (REIT)  39,500 $   1,068,080
       Healthcare Realty Trust, Inc. (REIT)(a)....  85,955     3,318,723
       Host Marriott Corp. (REIT)................. 319,000     5,582,500
                                                           -------------
                                                               9,969,303
                                                           -------------
       RETAIL - MULTILINE - 4.0%
       Federated Department Stores, Inc...........  33,700     2,469,536
       Foot Locker, Inc........................... 224,900     6,121,778
       May Department Stores Co................... 105,600     4,240,896
                                                           -------------
                                                              12,832,210
                                                           -------------
       RETAIL - SPECIALTY - 0.9%
       OfficeMax, Inc.(a).........................  97,000     2,887,690
                                                           -------------
       SOFTWARE - 4.3%
       Cadence Design Systems, Inc.*.............. 346,200     4,729,092
       McAfee, Inc.*.............................. 209,800     5,492,564
       Sybase, Inc.*(a)........................... 192,400     3,530,540
                                                           -------------
                                                              13,752,196
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.2%
       ADC Telecommunications, Inc.*..............  25,600       557,312
       CenturyTelephone, Inc......................  99,600     3,449,148
       PanAmSat Holding Corp.(a)..................  63,700     1,306,487
       Tellabs, Inc.*............................. 179,900     1,565,130
                                                           -------------
                                                               6,878,077
                                                           -------------
       TEXTILES, APPAREL & LUXURY GOODS - 1.1%
       Tommy Hilfiger Corp.*...................... 253,800     3,492,288
                                                           -------------
       TRADING COMPANIES & DISTRIBUTORS - 3.6%
       Genuine Parts Co........................... 161,300     6,627,817
       Grainger (W.W.), Inc.......................  89,700     4,914,663
                                                           -------------
                                                              11,542,480
                                                           -------------
       Total Common Stocks
       (Cost $ 243,030,597)                                  312,322,882
                                                           -------------

     --------------------------------------------------------------------------
     SECURITY                                   SHARES/PAR         VALUE
     DESCRIPTION                                  AMOUNT          (NOTE 2)
     --------------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 18.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.00% to
       be repurchased at $8,724,485 on
       07/01/05 collateralized by $7,950,000
       FNMA 6.625% due 09/15/09 with a value
       of $8,904,000.......................... $  8,724,000    $   8,724,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................   50,076,477       50,076,477
                                                               -------------
     Total Short-Term Investments
     (Cost $ 58,800,477)                                          58,800,477
                                                               -------------

     TOTAL INVESTMENTS - 115.8%
     (Cost $ 301,831,074)                                        371,123,359

     Other Assets and Liabilities (net) - (15.8%)                (50,627,549)
                                                               -------------

     TOTAL NET ASSETS - 100.0%                                 $ 320,495,810
                                                               =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                  SHARES       VALUE
      ----------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100%
      Davis Venture Value Portfolio (Class A)*... 2,208,237 $  63,023,083
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)................................ 1,291,430    16,375,338
      Harris Oakmark Focused Value Portfolio
        (Class A)*...............................   105,699    27,146,690
      Harris Oakmark International Portfolio
        (Class A)................................ 3,532,720    51,719,027
      Janus Aggressive Growth Portfolio
        (Class A)................................ 8,428,637    64,900,503
      Jennison Growth Portfolio (Class A)*....... 3,491,715    38,059,697
      Lord Abbett Growth and Income Portfolio
        (Class A)................................ 2,320,290    61,812,523
      Met/AIM Small Cap Growth Portfolio
        (Class A)................................ 1,679,331    21,982,446
      MFS Research International Portfolio
        (Class A)................................ 3,159,355    36,143,022
      RCM Global Technology Portfolio (Class A).. 4,968,245    21,909,962
      Third Avenue Small Cap Value Portfolio
        (Class A)................................ 2,924,717    44,514,195
      Turner Mid-Cap Growth Portfolio (Class A).. 1,454,381    16,492,686
      Van Kampen Comstock Portfolio (Class A).... 6,624,947    66,646,967
                                                            -------------
      Total Investment Company Securities
      (Cost $518,099,587)                                     530,726,139
                                                            -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $518,099,587)                                     530,726,139

      Other Assets and Liabilities (net) - (0.0%)                (164,104)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 530,562,035
                                                            =============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY
    DESCRIPTION                                   SHARES        VALUE
    -----------------------------------------------------------------------

    INVESTMENT COMPANY SECURITIES - 100%
    Davis Venture Value Portfolio
      (Class A)*...............................  7,763,825 $   221,579,577
    Goldman Sachs Mid-Cap Value Portfolio
      (Class A)................................  6,806,066      86,300,911
    Harris Oakmark Focused Value Portfolio
      (Class A)*...............................    445,680     114,463,891
    Harris Oakmark International Portfolio
      (Class A)................................ 11,178,777     163,657,291
    Janus Aggressive Growth Portfolio
      (Class A)................................ 11,101,100      85,478,473
    Jennison Growth Portfolio (Class A)*.......  7,881,221      85,905,313
    Lord Abbett Bond Debenture Portfolio
      (Class A)................................ 19,789,945     249,353,304
    Lord Abbett Growth and Income Portfolio
      (Class A)................................  8,157,178     217,360,500
    Met/AIM Mid-Cap Equity Portfolio
      (Class A)................................  1,937,262      27,974,070
    Met/AIM Small Cap Growth Portfolio
      (Class A)................................  4,423,365      57,901,844
    MFS Research International Portfolio
      (Class A)................................ 11,903,699     136,178,312
    Neuberger Berman Real Estate Portfolio
      (Class A)................................  4,393,879      58,482,530
    Oppenheimer Capital Appreciation
      Portfolio (Class A)...................... 30,230,504     246,983,219
    Pimco Inflation Protected Bond Portfolio
      (Class A)................................ 17,371,172     188,477,221
    Pimco Total Return Portfolio (Class A)..... 18,683,779     218,600,215
    Salomon Brothers US Government Portfolio
      (Class A)*............................... 11,111,929     135,676,652
    Third Avenue Small Cap Value Portfolio
      (Class A)................................  7,704,293     117,259,338
    T. Rowe Price Mid-Cap Growth Portfolio
      (Class A)................................  7,457,721      57,349,873
    Turner Mid-Cap Growth Portfolio
      (Class A)................................  5,108,267      57,927,745
    Van Kampen Comstock Portfolio
      (Class A)................................ 24,195,053     243,402,238
                                                           ---------------
    Total Investment Company Securities
    (Cost $2,720,803,871)                                    2,770,312,517
                                                           ---------------

    TOTAL INVESTMENTS - 100.0%
    (Cost $2,720,803,871)                                    2,770,312,517

    Other Assets and Liabilities (net) - (0.0%)                   (657,617)
                                                           ---------------

    TOTAL NET ASSETS - 100.0%                              $ 2,769,654,900
                                                           ===============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE DEFENSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                  SHARES       VALUE
      ----------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100%
      Davis Venture Value Portfolio (Class A)*...   309,736 $   8,839,853
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)................................   965,255    12,239,431
      Harris Oakmark International Portfolio
        (Class A)................................   396,332     5,802,304
      Jennison Growth Portfolio (Class A)*.......   558,550     6,088,200
      Lord Abbett Bond Debenture Portfolio
        (Class A)................................ 2,339,154    29,473,338
      Lord Abbett Growth and Income Portfolio
        (Class A)................................   651,027    17,343,361
      Met/AIM Mid-Cap Equity Portfolio
        (Class A)................................   412,207     5,952,262
      MFS Research International Portfolio
        (Class A)................................ 1,012,865    11,587,173
      Neuberger Berman Real Estate Portfolio
        (Class A)................................   233,750     3,111,207
      Oppenheimer Capital Appreciation Portfolio
        (Class A)................................ 2,500,676    20,430,519
      PIMCO Inflation Protected Bond Portfolio
        (Class A)................................ 4,225,178    45,843,181
      PIMCO Total Return Portfolio (Class A)..... 4,969,660    58,145,019
      Salomon Brothers U.S. Government Portfolio
        (Class A)*............................... 3,546,863    43,307,197
      Third Avenue Small Cap Value Portfolio
        (Class A)................................   409,715     6,235,862
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)................................   793,262     6,100,185
      Van Kampen Comstock Portfolio (Class A).... 1,144,164    11,510,293
                                                            -------------
      Total Investment Company Securities
      (Cost $287,430,436)                                     292,009,385
                                                            -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $287,430,436)                                     292,009,385

      Other Assets and Liabilities (net) - (0.0%)                 (94,889)
                                                            -------------

      TOTAL NET ASSETS -100.0%                              $ 291,914,496
                                                            =============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    -------------------------------------------------------------------------
    SECURITY
    DESCRIPTION                                   SHARES        VALUE
    -------------------------------------------------------------------------

    INVESTMENT COMPANY SECURITIES - 100%
    Davis Venture Value Portfolio
      (Class A)*...............................  9,260,466 $   264,293,695
    Goldman Sachs Mid-Cap Value Portfolio
      (Class A)................................  5,905,239      74,878,430
    Harris Oakmark Focused Value Portfolio
      (Class A)*...............................    386,660      99,305,769
    Harris Oakmark International Portfolio
      (Class A)................................ 12,930,123     189,296,998
    Janus Aggressive Growth Portfolio
      (Class A)................................ 25,689,370     197,808,150
    Jennison Growth Portfolio (Class A)*....... 11,400,708     124,267,721
    Lord Abbett Bond Debenture Portfolio
      (Class A)................................  7,630,552      96,144,953
    Lord Abbett Growth and Income Portfolio
      (Class A)................................ 10,616,273     282,817,510
    Met/AIM Small Cap Growth Portfolio
      (Class A)................................  5,757,825      75,369,923
    MFS Research International Portfolio
      (Class A)................................ 12,390,995     141,752,984
    Neuberger Berman Real Estate Portfolio
      (Class A)................................  3,812,406      50,743,120
    Oppenheimer Capital Appreciation
      Portfolio (Class A)...................... 14,571,219     119,046,861
    PIMCO Inflation Protected Bond Portfolio
      (Class A)................................ 10,763,512     116,784,111
    RCM Global Technology Portfolio
      (Class A)................................ 11,352,938      50,066,458
    Third Avenue Small Cap Value Portfolio
      (Class A)................................ 11,699,224     178,062,182
    T. Rowe Price Mid-Cap Growth Portfolio
      (Class A)................................  3,235,403      24,880,247
    Turner Mid-Cap Growth Portfolio
      (Class A)................................  4,432,865      50,268,685
    Van Kampen Comstock Portfolio
      (Class A)................................ 27,982,549     281,504,439
                                                           ---------------
    Total Investment Company Securities
    (Cost $2,368,324,260)                                    2,417,292,236
                                                           ---------------

    TOTAL INVESTMENTS - 100.0%
    (Cost $2,368,324,260)                                    2,417,292,236

    Other Assets and Liabilities (net) - (0.0%)                   (587,368)
                                                           ---------------

    TOTAL NET ASSETS - 100.0%                              $ 2,416,704,868
                                                           ===============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE MODERATE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     -----------------------------------------------------------------------
     SECURITY
     DESCRIPTION                                   SHARES       VALUE
     -----------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100%
     Davis Venture Value Portfolio (Class A)*...  1,347,935 $  38,470,066
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)................................  3,153,420    39,985,367
     Harris Oakmark International Portfolio
       (Class A)................................  1,940,992    28,416,118
     Jennison Growth Portfolio (Class A)*.......  3,655,206    39,841,746
     Lord Abbett Bond Debenture Portfolio
       (Class A)................................  7,636,654    96,221,842
     Lord Abbett Growth and Income Portfolio
       (Class A)................................  3,186,876    84,898,365
     Met/AIM Mid-Cap Equity Portfolio
       (Class A)................................  1,345,630    19,430,903
     MFS Research International Portfolio
       (Class A)................................  4,132,976    47,281,250
     Neuberger Berman Real Estate Portfolio
       (Class A)................................  1,526,898    20,323,018
     Oppenheimer Capital Appreciation Portfolio
       (Class A)................................ 10,502,365    85,804,326
     PIMCO Inflation Protected Bond Portfolio
       (Class A)................................ 10,338,527   112,173,020
     PIMCO Total Return Portfolio (Class A)..... 12,163,933   142,318,021
     Salomon Brothers US Government Portfolio
       (Class A)*...............................  6,172,065    75,360,917
     Third Avenue Small Cap Value Portfolio
       (Class A)................................  2,008,493    30,569,264
     T. Rowe Price Mid-Cap Growth Portfolio
       (Class A)................................  3,887,565    29,895,373
     Turner Mid-Cap Growth Portfolio
       (Class A)................................    887,997    10,069,889
     Van Kampen Comstock Portfolio
       (Class A)................................  5,599,658    56,332,557
                                                            -------------
     Total Investment Company Securities
     (Cost $943,032,857)                                      957,392,042
                                                            -------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $943,032,857)                                      957,392,042

     Other Assets and Liabilities (net) - (0.0%)                 (284,688)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 957,107,354
                                                            =============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      -----------------------------------------------------------------------
      SECURITY                                                     VALUE
      DESCRIPTION                                  SHARES         (NOTE 2)
      -----------------------------------------------------------------------

      COMMON STOCKS - 97.9%
      AUSTRALIA - 0.1%
      Macquarie Goodman Group..................      393,851    $   1,221,987
                                                                -------------
      AUSTRIA - 1.2%
      Erste Bank der Oesterreichischen
        Sparkassen AG..........................      175,210        8,761,504
      Raiffeisen International Bank-Holding
        AG*....................................       19,560        1,244,282
                                                                -------------
                                                                   10,005,786
                                                                -------------
      BRAZIL - 1.3%
      Companhia Vale do Rio Doce (ADR).........      329,440        9,646,003
      Unibanco-Uniao de Bancos Brasilieros S.A.
        (GDR)..................................       34,320        1,325,439
                                                                -------------
                                                                   10,971,442
                                                                -------------
      CANADA - 1.2%
      Aber Diamond Corp........................      268,730        8,221,730
      Canadian Natural Resources Ltd...........       47,100        1,723,341
                                                                -------------
                                                                    9,945,071
                                                                -------------
      CHINA - 0.3%
      ZTE Corp.(a).............................      805,700        2,396,841
                                                                -------------
      COLOMBIA - 0.1%
      Bancolombia S.A. (ADR)...................       61,810          988,342
                                                                -------------
      FINLAND - 1.3%
      Nokia Oyj................................      671,730       11,176,030
                                                                -------------
      FRANCE - 15.2%
      Axa(a)...................................      487,860       12,129,796
      BNP Paribas S.A.(a)......................      200,570       13,709,374
      Business Objects S.A.*(a)................      201,990        5,331,642
      Carrefour S.A............................      184,200        8,886,530
      Credit Agricole S.A.(a)..................      375,280        9,479,709
      PSA Peugeot Citroen(a)...................      100,010        5,903,667
      Sanofi-Aventis(a)........................      184,923       15,135,631
      Schneider Electric S.A.(a)...............      209,995       15,779,802
      Suez S.A.(a).............................      686,760       18,569,781
      Total Fina Elf S.A.(a)...................      109,390       25,610,808
                                                                -------------
                                                                  130,536,740
                                                                -------------
      GERMANY - 2.4%
      Deutsche Telekom AG(a)...................      681,300       12,587,744
      Hypo Real Estate Holding AG..............      154,080        5,847,993
      Premiere AG*(a)..........................       75,190        2,598,658
                                                                -------------
                                                                   21,034,395
                                                                -------------
      HONG KONG - 2.0%
      China Mengniu Dairy Co., Ltd.............    9,576,000        6,335,759
      CNOOC, Ltd.(a)...........................   18,843,000       11,135,712
                                                                -------------
                                                                   17,471,471
                                                                -------------
      HUNGARY - 1.3%
      OTP Bank, Ltd. (GDR)(a)..................      161,280       10,757,542
                                                                -------------

      ----------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      ----------------------------------------------------------------------

      IRELAND - 1.0%
      Anglo Irish Bank Corp...................      338,898 $   4,201,009
      Depfa Bank Plc..........................      290,740     4,649,722
                                                            -------------
                                                                8,850,731
                                                            -------------
      ITALY - 2.2%
      Fastweb*(a).............................      197,427     8,495,447
      Italcementi S.p.A.(a)...................      104,520     1,626,208
      Italcementi S.p.A.(a)...................      211,000     2,316,353
      UniCredito Italiano S.p.A...............    1,266,760     6,663,167
                                                            -------------
                                                               19,101,175
                                                            -------------
      JAPAN - 18.2%
      Aiful Corp..............................      152,825    11,348,042
      Asahi Glass Co.(a)......................      789,000     8,266,220
      Chugai Pharmaceutical Co., Ltd.(a)......      701,500    10,822,897
      FANUC, Ltd..............................      117,300     7,433,514
      Fast Retailing Co., Ltd.................       72,600     3,764,014
      Kaneka Corp.............................      783,000     8,745,556
      Mitsubishi Tokyo Financial Group, Inc...        1,096     9,251,710
      Mitsui Mining & Smelting Co., Ltd.......    3,655,000    17,076,571
      Seiko Epson Corp........................      387,700    12,882,641
      Sekisui Chemical Co., Ltd.(a)...........    1,629,000    11,173,624
      Shinsei Bank, Ltd.......................    1,513,000     8,119,415
      Takefuji Corp...........................      214,440    14,477,151
      Tanabe Seiyaku Co., Ltd.................      155,000     1,494,555
      Tokyo Gas Co., Ltd.(a)..................    2,200,000     8,214,045
      Toyota Motor Corp.......................      339,500    12,137,942
      UFJ Holdings, Inc.*.....................        1,188     6,159,341
      Yamanouchi Pharmaceutical Co., Ltd......      137,200     4,682,133
                                                            -------------
                                                              156,049,371
                                                            -------------
      KOREA - 7.3%
      Hana Bank...............................      310,050     8,280,101
      Hanwha Chemical Corp....................      331,510     3,929,785
      Hyundai Mobis...........................      157,720    10,564,315
      Kookmin Bank............................      167,960     7,651,939
      LG. Philips LCD Co., Ltd.*..............      153,850     7,101,199
      Samsung Electronics Co., Ltd............       52,090    24,703,734
                                                            -------------
                                                               62,231,073
                                                            -------------
      LUXEMBOURG - 0.7%
      Tenaris S.A. (ADR)......................       71,630     5,606,480
                                                            -------------
      MEXICO - 3.6%
      Consorico ARA, S.A. de C.V..............      904,010     3,121,761
      Grupo Elektra, S.A. de C.V..............      881,230     6,544,293
      Grupo Financiero Inbursa, S.A. de C.V...    2,471,490     5,345,622
      Grupo Televisa, S.A. (ADR)..............      189,920    11,792,133
      Urbi, Desarrollos Urbanos, S.A. de C.V.*      819,380     4,499,079
                                                            -------------
                                                               31,302,888
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------------
      SECURITY                                                    VALUE
      DESCRIPTION                                 SHARES         (NOTE 2)
      -------------------------------------------------------------------------

      NETHERLANDS - 2.5%
      Koninklijke (Royal) KPN N.V.............      917,550    $   7,683,307
      Koninklijke (Royal) Philips
        Electronics N.V.......................      341,180        8,577,277
      TPG N.V.................................      189,250        4,790,791
                                                               -------------
                                                                  21,051,375
                                                               -------------
      NORWAY - 1.5%
      Statoil ASA(a)..........................      633,310       12,859,796
                                                               -------------
      POLAND - 0.5%
      Powszechna Kasa Oszczednosci Bank
        Polski S.A............................      538,010        4,357,245
                                                               -------------
      RUSSIA - 0.8%
      LUKOIL (ADR)(a).........................      180,820        6,655,984
                                                               -------------
      SINGAPORE - 1.1%
      Singapore Telecommunications, Ltd.(a)...    5,589,290        9,183,203
                                                               -------------
      SPAIN - 3.4%
      Banco Bilbao Vizcaya Argentaria, S.A.(a)      824,480       12,682,696
      Telefonica S.A.(a)......................    1,010,688       16,498,153
                                                               -------------
                                                                  29,180,849
                                                               -------------
      SWEDEN - 2.4%
      Sandvik AB(a)...........................      309,520       11,460,996
      Swedish Match AB(a).....................      797,220        9,042,683
                                                               -------------
                                                                  20,503,679
                                                               -------------
      SWITZERLAND - 7.2%
      Nestle S.A.(a)..........................       77,428       19,769,126
      Roche Holding AG........................      153,190       19,300,634
      Syngenta AG*............................       70,270        7,190,759
      UBS AG(a)...............................      200,711       15,605,401
                                                               -------------
                                                                  61,865,920
                                                               -------------
      TURKEY - 0.5%
      Akbank T.A.S............................      793,980        4,553,648
                                                               -------------
      UNITED KINGDOM - 18.0%
      Anglo American Plc......................      380,110        8,926,300
      AstraZeneca Plc.........................      284,853       11,777,944
      Aviva Plc...............................    1,107,253       12,300,233
      BHP Billiton Plc........................      350,350        4,496,344
      BP Plc..................................    1,288,160       13,403,060
      Burberry Group Plc......................      695,370        5,008,796
      Diageo Plc..............................      686,530       10,094,016
      easyJet Plc*............................    1,356,800        5,925,874
      Hilton Group Plc........................    1,188,420        6,074,260
      HSBC Holdings Plc.......................      811,085       12,934,679
      Kingfisher Plc..........................       61,302          268,875
      Reckitt Benckiser Plc...................      324,334        9,535,116
      Reed International Plc..................      815,600        7,791,410
      Royal Bank of Scotland Group Plc........      569,610       17,163,258
      TI Automotive, Ltd. - Class A*(b).......       45,100                0

     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     UNITED KINGDOM - CONTINUED
     Vodafone Group Plc.......................    7,701,845 $  18,725,703
     Yell Group Plc...........................    1,357,950    10,330,910
                                                            -------------
                                                              154,756,778
                                                            -------------

     UNITED STATES - 0.6%
     Synthes, Inc.............................       43,860     4,801,894
                                                            -------------
     Total Common Stocks (Cost $ 799,492,424)                 839,417,736
                                                            -------------

     PREFERRED STOCK - 0.6%
     JAPAN - 0.6%
     Nintendo Co., Ltd.
       (Cost $5,569,691)......................       48,500     5,052,210
                                                            -------------

     SHORT-TERM INVESTMENTS - 17.6%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.000%
       to be repurchased at $15,015,834 on
       07/01/05 collateralized by
       $15,240,000 FNMA 5.400% due
       06/15/15 with a value of
       $15,316,200............................ $ 15,015,000    15,015,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).....................  136,143,669   136,143,669
                                                            -------------
     Total Short-Term Investments
     (Cost $ 151,158,669)                                     151,158,669
                                                            -------------

     TOTAL INVESTMENTS - 116.1%
     (Cost $ 956,220,784)                                     995,628,615

     Other Assets and Liabilities (net) - (16.1%)            (137,753,807)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 857,874,808
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

FNMA - Federal National Mortgage Association


                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



Summary of Total Foreign Securities by Industry Classification 6/30/2005

                                                    VALUE   PERCENT OF
          INDUSTRY                                  (000)   NET ASSETS
          ------------------------------------------------------------
          Airlines................................ $  5,926     0.7%
          Automotive..............................   28,606     3.3
          Banks...................................  173,885    20.3
          Beverages, Food & Tobacco...............   54,168     6.3
          Building Products.......................   17,815     2.1
          Chemicals...............................   31,040     3.6
          Commercial Services & Supplies..........   12,883     1.5
          Electronic Equipment & Instruments......   38,892     4.5
          Energy Equipment & Services.............   18,570     2.2
          Financials - Diversified................   25,825     3.0
          Food Retailers..........................    8,886     1.0
          Health Care Equipment & Supplies........    4,802     0.6
          Hotels, Restaurants & Leisure...........   11,126     1.3
          Household Durables......................   24,704     2.9
          Household Products......................    9,535     1.1
          Insurance...............................   24,430     2.8
          Media...................................   32,513     3.8
          Metals & Mining.........................   50,901     5.9
          Oil & Gas...............................   79,603     9.3
          Pharmaceuticals.........................   63,214     7.4
          Real Estate.............................   14,691     1.7
          Retail - Multiline......................   10,577     1.2
          Retail - Specialty......................    5,009     0.6
          Software................................    5,332     0.6
          Telecommunication Services - Diversified   86,746    10.1
          Transportation..........................    4,791     0.7
                                                   --------    ----
                                                   $844,470    98.5%
                                                   ========    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



     -------------------------------------------------------------------------
     SECURITY                                                    VALUE
     DESCRIPTION                                    SHARES      (NOTE 2)
     -------------------------------------------------------------------------

     COMMON STOCKS - 96.3%
     APARTMENTS - 11.3%
     Apartment Investment & Management Co. -
       Class A (REIT)............................     281,500 $  11,518,980
     Camden Property Trust (REIT)................     228,200    12,265,750
     Essex Property Trust, Inc. (REIT)...........     156,200    12,973,972
     United Dominion Realty Trust, Inc.
       (REIT)....................................     522,700    12,570,935
                                                              -------------
                                                                 49,329,637
                                                              -------------
     COMMUNITY CENTERS - 3.9%
     Developers Diversified Realty Corp.
       (REIT)....................................     191,500     8,801,340
     Pan Pacific Retail Properties, Inc. (REIT)..     122,800     8,151,464
                                                              -------------
                                                                 16,952,804
                                                              -------------
     DIVERSIFIED - 14.2%
     Colonial Properties Trust (REIT)............     523,900    23,051,600
     Equity Lifestyle Properties, Inc. (REIT)....     211,300     8,401,288
     Liberty Property Trust (REIT)...............     159,000     7,045,290
     Public Storage, Inc. (REIT).................     139,800     8,842,350
     Vornado Realty Trust (REIT).................     186,000    14,954,400
                                                              -------------
                                                                 62,294,928
                                                              -------------
     HEALTH CARE - 4.0%
     Nationwide Health Properties, Inc. (REIT)...     177,900     4,200,219
     OMEGA Healthcare Investors, Inc. (REIT).....     142,900     1,837,694
     Ventas, Inc. (REIT).........................     384,900    11,623,980
                                                              -------------
                                                                 17,661,893
                                                              -------------
     INDUSTRIALS - 1.9%
     ProLogis (REIT).............................     208,400     8,386,016
                                                              -------------
     LODGING - 8.8%
     Hilton Hotels Corp..........................     334,900     7,987,365
     Host Marriott Corp. (REIT)..................     778,700    13,627,250
     Starwood Hotels & Resorts
       Worldwide, Inc............................     111,400     6,524,698
     Sunstone Hotel Investors, Inc. (REIT).......     422,200    10,242,572
                                                              -------------
                                                                 38,381,885
                                                              -------------
     OFFICE - 34.9%
     Alexandria Real Estate Equities, Inc. (REIT)      87,700     6,441,565
     Arden Realty, Inc. (REIT)...................     193,200     6,951,336
     BioMed Realty Trust, Inc. (REIT)............     271,700     6,480,045
     Boston Properties, Inc. (REIT)..............     204,600    14,322,000
     Brandywine Realty Trust (REIT)..............     423,700    12,986,405
     Brascan Corp. - Class A.....................     251,500     9,597,240
     Brookfield Properties Corp..................     322,650     9,292,320
     CarrAmerica Realty Corp. (REIT).............     189,500     6,856,110
     Columbia Equity Trust, Inc. (REIT)*.........     372,700     5,720,945
     Equity Office Properties Trust (REIT).......     286,200     9,473,220
     Mack-Cali Realty Corp. (REIT)...............     230,400    10,437,120

     ------------------------------------------------------------------------
     SECURITY                                   SHARES/PAR         VALUE
     DESCRIPTION                                  AMOUNT          (NOTE 2)
     ------------------------------------------------------------------------

     OFFICE - CONTINUED
     Maguire Properties, Inc. (REIT)..........      348,200    $   9,867,988
     Reckson Associates Realty Corp. (REIT)...      319,000       10,702,450
     SL Green Realty Corp. (REIT).............      218,700       14,106,150
     Trizec Properties, Inc. (REIT)...........      942,300       19,383,111
                                                               -------------
                                                                 152,618,005
                                                               -------------

     OFFICE INDUSTRIAL - 1.5%
     PS Business Parks, Inc. (REIT)...........      146,300        6,503,035
                                                               -------------
     REGIONAL MALLS - 15.8%
     CBL & Associates Properties,
       Inc. (REIT)............................      200,600        8,639,842
     General Growth Properties, Inc. (REIT)...      322,100       13,235,089
     Mills Corp. (The) (REIT).................       97,200        5,908,788
     Pennsylvania Real Estate Investment
       Trust (REIT)...........................      201,400        9,566,500
     Simon Property Group, Inc. (REIT)........      264,100       19,144,609
     Taubman Centers, Inc. (REIT).............      371,300       12,657,617
                                                               -------------
                                                                  69,152,445
                                                               -------------
     Total Common Stocks
     (Cost $ 373,051,556)                                        421,280,648
                                                               -------------

     SHORT-TERM INVESTMENTS - 3.8%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.00% to
       be repurchased at $16,733,930 on
       07/01/05 collateralized by $16,945,000
       FHLMC 4.500% due 11/15/11 with a
       value of $17,072,088
       (Cost $16,733,000)..................... $ 16,733,000       16,733,000
                                                               -------------

     TOTAL INVESTMENTS - 100.1%
     (Cost $ 389,784,556)                                        438,013,648

     Other Assets and Liabilities (net) - (0.1%)                    (235,147)
                                                               -------------

     TOTAL NET ASSETS - 100.0%                                 $ 437,778,501
                                                               =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        -------------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        -------------------------------------------------------------------

        COMMON STOCKS - 93.7%
        ADVERTISING - 0.1%
        Omnicom Group, Inc....................    12,300 $       982,278
                                                         ---------------
        AEROSPACE & DEFENSE - 3.0%
        Empresa Brasileira de Aeronautica S.A.
          (ADR)(a)............................   158,900       5,254,823
        General Dynamics Corp.................    27,400       3,001,396
        Honeywell International, Inc..........   122,100       4,472,523
        Lockheed Martin Corp..................   137,400       8,913,138
        United Technologies Corp..............   165,000       8,472,750
                                                         ---------------
                                                              30,114,630
                                                         ---------------
        AIR FREIGHT & LOGISTICS - 1.5%
        Expeditors International of
          Washington, Inc.....................    87,400       4,353,394
        FedEx Corp............................   127,600      10,336,876
                                                         ---------------
                                                              14,690,270
                                                         ---------------
        BANKS - 0.6%
        Bank of America Corp..................   126,700       5,778,787
                                                         ---------------
        BEVERAGES - 1.8%
        PepsiCo, Inc..........................   328,300      17,705,219
                                                         ---------------
        BIOTECHNOLOGY - 1.0%
        Genentech, Inc.*......................   124,900      10,026,972
                                                         ---------------
        CHEMICALS - 2.8%
        Air Products & Chemicals, Inc.........   126,700       7,640,010
        E.I. du Pont de Nemours & Co..........   238,100      10,240,681
        Praxair, Inc..........................   223,700      10,424,420
                                                         ---------------
                                                              28,305,111
                                                         ---------------
        COMMERCIAL SERVICES & SUPPLIES - 2.1%
        Automatic Data Processing, Inc........   230,100       9,657,297
        Kinder Morgan Management LLC(a).......   128,689       5,919,705
        Waste Management, Inc.................   184,400       5,225,896
                                                         ---------------
                                                              20,802,898
                                                         ---------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 4.9%
        Cisco Systems, Inc.*.................. 1,254,400      23,971,584
        Lucent Technologies, Inc.*(a)......... 1,008,700       2,935,317
        Motorola, Inc.........................   416,000       7,596,160
        Nokia Oyj (ADR)(a)....................   496,700       8,265,088
        QUALCOMM, Inc.........................    83,900       2,769,539
        Tektronix, Inc........................   168,200       3,914,014
                                                         ---------------
                                                              49,451,702
                                                         ---------------
        COMPUTERS & PERIPHERALS - 2.8%
        Dell, Inc.*...........................   236,700       9,352,017
        International Business Machines Corp..   227,900      16,910,180
        Sun Microsystems, Inc.*...............   557,400       2,079,102
                                                         ---------------
                                                              28,341,299
                                                         ---------------

         ----------------------------------------------------------------
         SECURITY                                          VALUE
         DESCRIPTION                          SHARES      (NOTE 2)
         ----------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
         Agilent Technologies, Inc.*........   226,100 $     5,204,822
         Broadcom Corp. - Class A*..........   286,800      10,184,268
         L-3 Communications Holdings, Inc...    81,300       6,225,954
         PerkinElmer, Inc...................   199,900       3,778,110
                                                       ---------------
                                                            25,393,154
                                                       ---------------
         FINANCIALS - DIVERSIFIED - 6.7%
         American Express Co................   248,800      13,243,624
         Citigroup, Inc.....................   555,800      25,694,634
         Goldman Sachs Group, Inc. (The)....    89,600       9,140,992
         J.P. Morgan Chase & Co.............   191,200       6,753,184
         Lehman Brothers Holdings, Inc......    31,000       3,077,680
         Morgan Stanley.....................    33,900       1,778,733
         Prudential Financial, Inc..........   120,000       7,879,200
                                                       ---------------
                                                            67,568,047
                                                       ---------------
         FOOD PRODUCTS - 0.1%
         Campbell Soup Co...................    38,400       1,181,568
                                                       ---------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 6.5%
         Johnson & Johnson..................   349,800      22,737,000
         Medtronic, Inc.....................   387,800      20,084,162
         Millipore Corp.*...................   148,300       8,413,059
         Stryker Corp.......................   194,400       9,245,664
         Varian Medical Systems, Inc.*......    83,800       3,128,254
         Waters Corp.*......................    63,000       2,341,710
                                                       ---------------
                                                            65,949,849
                                                       ---------------
         HEALTH CARE PROVIDERS & SERVICES - 1.7%
         Aetna, Inc.........................    71,600       5,929,912
         Laboratory Corp. of America Hldgs.*    38,400       1,916,160
         UnitedHealth Group, Inc............   169,000       8,811,660
                                                       ---------------
                                                            16,657,732
                                                       ---------------
         HOTELS, RESTAURANTS & LEISURE - 2.3%
         Carnival Corp......................   204,700      11,166,385
         McDonald's Corp....................   176,000       4,884,000
         Royal Caribbean Cruises, Ltd.(a)...   154,600       7,476,456
                                                       ---------------
                                                            23,526,841
                                                       ---------------
         HOUSEHOLD PRODUCTS - 1.5%
         Estee Lauder Cos., Inc. - Class A..     8,800         344,344
         Procter & Gamble Co................   285,700      15,070,675
                                                       ---------------
                                                            15,415,019
                                                       ---------------
         INDUSTRIAL - DIVERSIFIED - 6.5%
         3M Co..............................   150,100      10,852,230
         General Electric Co................ 1,357,500      47,037,375
         Tyco International, Ltd............   262,200       7,656,240
                                                       ---------------
                                                            65,545,845
                                                       ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      ----------------------------------------------------------------------

      INSURANCE - 0.8%
      American International Group, Inc........   100,500 $     5,839,050
      Hartford Financial Services Group,
        Inc. (The).............................    33,500       2,505,130
                                                          ---------------
                                                                8,344,180
                                                          ---------------
      INTERNET SOFTWARE & SERVICES - 2.5%
      eBay, Inc.*..............................   406,700      13,425,167
      Yahoo!, Inc.*............................   351,600      12,182,940
                                                          ---------------
                                                               25,608,107
                                                          ---------------
      IT CONSULTING & SERVICES - 0.3%
      Ingram Micro, Inc. - Class A*............   206,500       3,233,790
                                                          ---------------
      MACHINERY - 0.8%
      Ingersoll-Rand Co. - Class A.............   105,500       7,527,425
                                                          ---------------
      MEDIA - 9.3%
      Clear Channel Communications, Inc.(a)....   118,700       3,671,391
      Comcast Corp. - Class A*................. 1,015,600      30,417,220
      News Corp. - Class B(a)..................   503,600       8,490,696
      Time Warner, Inc.*....................... 1,150,300      19,221,513
      Univision Communications, Inc. - Class A*   196,900       5,424,595
      Viacom, Inc. - Class B...................   562,600      18,014,452
      Walt Disney Co...........................   351,900       8,860,842
                                                          ---------------
                                                               94,100,709
                                                          ---------------
      OIL & GAS - 5.7%
      Amerada Hess Corp........................    18,500       1,970,435
      Apache Corp..............................    23,000       1,485,800
      Exxon Mobil Corp.........................   439,500      25,258,065
      GlobalSantaFe Corp.......................   137,200       5,597,760
      Occidental Petroleum Corp................     3,900         300,027
      Pride International, Inc.*...............    38,300         984,310
      Schlumberger, Ltd........................   185,700      14,102,058
      Smith International, Inc.................    31,100       1,981,070
      Transocean, Inc.*........................   107,200       5,785,584
                                                          ---------------
                                                               57,465,109
                                                          ---------------
      PHARMACEUTICALS - 7.2%
      Abbott Laboratories......................   126,800       6,214,468
      Amgen, Inc.*.............................   293,600      17,751,056
      Eli Lilly & Co...........................    63,700       3,548,727
      Gilead Sciences, Inc.*...................   105,900       4,658,541
      Merck & Co., Inc.........................   198,300       6,107,640
      Novartis AG..............................   247,454      11,742,314
      Pfizer, Inc..............................   419,300      11,564,294
      Teva Pharmaceutical Industries, Ltd.
        (ADR)(a)...............................   352,000      10,961,280
                                                          ---------------
                                                               72,548,320
                                                          ---------------

      RETAIL - MULTILINE - 4.2%
      Costco Wholesale Corp....................    92,600       4,150,332
      Federated Department Stores, Inc.........   102,400       7,503,872

       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - MULTILINE - CONTINUED
       J.C. Penney Co., Inc....................   131,000 $     6,887,980
       Target Corp.............................   115,100       6,262,591
       Wal-Mart Stores, Inc....................   357,700      17,241,140
                                                          ---------------
                                                               42,045,915
                                                          ---------------
       RETAIL - SPECIALTY - 2.8%
       Best Buy Co., Inc.......................   141,400       9,692,970
       Home Depot, Inc. (The)..................   193,800       7,538,820
       Lowe's Cos., Inc........................    86,100       5,012,742
       Staples, Inc............................    36,900         786,708
       Williams-Sonoma, Inc.*..................   134,100       5,306,337
                                                          ---------------
                                                               28,337,577
                                                          ---------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.5%
       Altera Corp.*...........................    90,800       1,799,656
       Analog Devices, Inc.....................   122,900       4,585,399
       Fairchild Semiconductor Corp. - Class A*    46,600         687,350
       Intel Corp..............................   772,100      20,120,926
       Texas Instruments, Inc..................   296,800       8,331,176
                                                          ---------------
                                                               35,524,507
                                                          ---------------
       SOFTWARE - 7.6%
       Adobe Systems, Inc......................   312,200       8,935,164
       Autodesk, Inc...........................   105,200       3,615,724
       Cadence Design Systems, Inc.*...........   216,400       2,956,024
       Citrix Systems, Inc.*...................   111,700       2,419,422
       EMC Corp.*..............................   215,800       2,958,618
       Mercury Interactive Corp.*..............   121,200       4,649,232
       Microsoft Corp.......................... 1,491,300      37,043,892
       SAP AG (ADR)(a).........................   328,300      14,215,390
                                                          ---------------
                                                               76,793,466
                                                          ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.6%
       Sprint Corp.............................   246,100       6,174,649
                                                          ---------------
       Total Common Stocks
       (Cost $ 912,096,661)                                   945,140,975
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                  SHARES/PAR       VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 11.2%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.000%
       to be repurchased at $57,600,200 on
       07/01/05 collateralized by
       $58,315,000 FHLMC 4.500% due
       11/15/11 with a value of
       $58,752,363............................ $57,597,000 $    57,597,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  55,797,875      55,797,875
                                                           ---------------
     Total Short-Term Investments
     (Cost $ 113,394,875)                                      113,394,875
                                                           ---------------

     TOTAL INVESTMENTS - 104.9%
     (Cost $ 1,025,491,536)                                  1,058,535,850

     Other Assets and Liabilities (net) - (4.9%)               (49,812,577)
                                                           ---------------

     TOTAL NET ASSETS - 100.0%                             $ 1,008,723,273
                                                           ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     MUNICIPALS - 0.5%
     Badger Tob Asset Securitization Corp.
       6.375%, due 06/01/32................... $   1,000,000 $   1,068,550
     California County Tob Securitization
       Agency 5.625%, due 06/01/23............       185,000       187,407
     Golden State Tob Securitization Corp.
       6.750%, due 06/01/39...................     1,000,000     1,126,940
     Ohio State 5.000%, due 06/15/13..........     1,000,000     1,111,250
     Tobacco Settlement Financing Corp.
       6.000%, due 06/01/23...................     1,000,000     1,054,730
     Tobacco Settlement Revenue Management
       6.375%, due 05/15/28...................       200,000       212,890
                                                             -------------
     Total Municipals (Cost $4,182,606)                          4,761,767
                                                             -------------

     DOMESTIC BONDS & DEBT SECURITIES - 10.5%
     ASSET-BACKED SECURITIES - 2.7%
     Ameriquest Mortgage Securities, Inc.
       3.494%, due 03/25/35+(144A)(b).........       464,351       464,279
     Asset-Backed Securities Corp. 3.720%,
       due 01/15/33 - Class A+................       349,097       350,199
     Carrington Mortgage Loan Trust
       3.240%, due 06/25/35+..................       300,000       299,812
     Equity One ABS, Inc. 3.614%,
       due 04/25/34+..........................     1,719,251     1,725,183
     GSAMP Trust 3.604%, due
       03/25/34+..............................       873,116       873,645
     Residential Asset Mortgage Products, Inc.
      3.474%, due 09/25/13+...................     2,955,443     2,957,589
      3.424%, due 01/25/25+...................       393,052       393,290
      3.654%, due 11/25/33+...................     4,971,360     4,974,371
     Small Business Administration
      4.504%, due 02/10/14....................     2,653,185     2,667,956
      4.880%, due 11/01/24....................     5,205,601     5,306,002
     Wells Fargo Home Equity Trust 3.474%,
       due 06/25/19+..........................       196,489       196,649
     Redwood Capital, Ltd. 2003-3 7.354%,
       due 01/09/06 (144A)(a)+................     1,200,000     1,199,112
     Redwood Capital, Ltd. 2003-4 5.804%,
       due 01/09/06 (144A)(a)+................     1,200,000     1,198,692
     Truman Capital Mortgage Loan Trust
       3.654%, due 01/25/34 - Class A1
       (144A)(b)+.............................       249,140       249,335
                                                             -------------
                                                                22,856,114
                                                             -------------
     AUTOMOBILES - 0.5%
     Daimler Chrysler NA Holdings 3.610%,
       due 03/07/07+..........................     4,400,000     4,388,138
                                                             -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 2.2%
     Bank of America Mortgage Securities
       6.500%, due 09/25/33...................       450,244       457,698
     Bear Stearns ARM Trust 4.247%,
       due 01/25/34+..........................     4,492,121     4,480,154

       ---------------------------------------------------------------------
       SECURITY                                   PAR             VALUE
       DESCRIPTION                               AMOUNT          (NOTE 2)
       ---------------------------------------------------------------------

       COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
       Countrywide Home Loans
        3.604%, due 04/25/35+................ $   6,380,930    $   6,380,919
        3.654%, due
          06/25/35+(144A)(a).................     1,000,000        1,000,312
       Greenpoint Mortgage Funding Trust
         3.534%, due 06/25/45+...............     3,963,755        3,960,378
       Sequoia Mortgage Trust
         3.610%, due 10/19/26 - Class A+.....     1,371,793        1,373,971
       Structured Adjustable Rate Mortgage
         Loan Trust 3.434%, due
         03/25/35+...........................       906,527          907,352
                                                               -------------
                                                                  18,560,784
                                                               -------------
       FINANCIALS - DIVERSIFIED - 4.6%
       Ford Motor Credit Co.
        3.572%, due 07/07/05.................     4,100,000        4,086,060
        6.875%, due 02/01/06.................     1,700,000        1,717,229
        4.218%, due 11/16/06+................     2,400,000        2,379,814
        4.389%, due 03/21/07+................    12,400,000       12,144,225
       General Electric Capital Corp.
         3.390%, due 03/04/08+...............     3,300,000        3,302,515
       General Motors Acceptance Corp.
        4.145%, due 05/18/06+................     1,800,000        1,791,939
        4.050%, due 01/16/07+................       200,000          195,711
       Goldman Sachs Group, Inc.
        3.380%, due 08/01/06+................     3,300,000        3,300,452
        3.778%, due 06/28/10+................     4,400,000        4,409,733
       Toyota Motor Credit Corp.
         3.200%, due 09/18/06+...............     5,500,000        5,500,726
                                                               -------------
                                                                  38,828,404
                                                               -------------
       INSURANCE - 0.1%
       Residential Reinsurance, Ltd. 8.280%,
         due 12/08/07 (144A)(a)+.............       500,000          487,050
                                                               -------------
       MISCELLANEOUS - 0.3%
       Phoenix Quake Wind, Ltd. 5.979%,
         due 07/03/08 (144A)(a)+.............     1,500,000        1,542,855
       Vita Capital, Ltd. 4.854%,
         due 01/01/07 (144A)(a)+.............       800,000          801,784
                                                               -------------
                                                                   2,344,639
                                                               -------------
       OIL & GAS - 0.1%
       Halliburton Co. 4.650%, due
         10/17/05+...........................     1,200,000        1,204,744
                                                               -------------
       Total Domestic Bonds & Debt Securities
       (Cost $88,923,345)                                         88,669,873
                                                               -------------

       FOREIGN BONDS & DEBT SECURITIES - 2.5%
       BRAZIL - 0.1%
       Federal Republic of Brazil
         8.000%, due 04/15/14................     1,055,493        1,080,244
                                                               -------------
       CANADA - 0.1%
       Government of Canada
         3.000%, due 12/01/36................       620,988          632,524
                                                               -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       FRANCE - 1.4%
       Government of France
        3.000%, due 07/25/12................ $   7,426,370 $  10,287,586
        5.750%, due 10/25/32+...............       700,000     1,149,459
                                                           -------------
                                                              11,437,045
                                                           -------------
       RUSSIA - 0.9%
       Russian Federation 5.000%/7.5000%,
         due 03/31/30++.....................     7,200,000     8,012,880
                                                           -------------
       Total Foreign Bonds & Debt Securities
       (Cost $21,307,510)                                     21,162,693
                                                           -------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 98.5%
       Federal National Mortgage Assoc.
        3.235%, due 09/07/06+...............    32,600,000    32,598,826
        3.314%, due 09/21/06+...............    16,500,000    16,495,066
        3.464%, due 08/25/34+...............     3,082,578     3,080,184
       U.S. Treasury Inflation Index Bond
        2.375%, due 01/15/25................    97,884,605   107,179,825
        3.625%, due 04/15/28................    29,811,832    40,065,492
        3.875%, due 04/15/29................    66,999,389    94,186,535
        3.375%, due 04/15/32................     3,286,080     4,471,254
       U.S. Treasury Inflation Index Note
        3.375%, due 01/15/07................       122,720       126,656
        3.625%, due 01/15/08................     8,183,868     8,662,436
        3.875%, due 01/15/09................    64,494,464    70,195,710
        4.250%, due 01/15/10................     7,916,203     8,910,683
        3.500%, due 01/15/11................    60,881,950    67,495,739
        3.375%, due 01/15/12................       766,472       856,144
        1.875%, due 07/15/13................    23,077,262    23,577,577
        2.000%, due 01/15/14................   112,378,164   115,789,066
        2.000%, due 07/15/14................    84,166,320    86,753,845
       U.S. Treasury Note
        0.875%, due 04/15/10................    20,115,872    19,625,568
        3.000%, due 07/15/12................    84,128,252    92,429,355
        4.250%, due 11/15/14................    15,800,000    16,175,882
        1.625%, due 01/15/15................    22,910,175    22,834,113
       U.S. Treasury Bond 6.625%,
         due 02/15/27.......................     1,500,000     1,991,310
                                                           -------------
       Total U.S. Government & Agency Obligations
       (Cost $834,986,999)                                   833,501,266
                                                           -------------
                                                SHARES
                                             --------------

       PREFERRED STOCK - 0.1%
       Federal National Mortgage Assoc.
         7.00% + (Cost $535,000)............        10,700       593,516
                                                           -------------

          ------------------------------------------------------------------
          SECURITY                             PAR             VALUE
          DESCRIPTION                         AMOUNT          (NOTE 2)
          ------------------------------------------------------------------

          SHORT-TERM INVESTMENTS - 80.1%
          U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 24.2%
          Federal Home Loan Bank
           0.010%, due 07/01/05(c)........ $  23,200,000    $  23,200,000
           0.010%, due 07/27/05(c)........    38,000,000       37,911,903
           3.225%, due 09/09/05(c)........    23,000,000       22,855,771
          Federal Home Loan Mortgage Corp.
           2.875%, due 07/12/05(c)........     2,200,000        2,198,007
           2.963%, due 08/01/05(c)........     9,400,000        9,375,150
           3.020%, due 08/02/05(c)........     4,100,000        4,088,994
           3.250%, due 09/13/05(c)........    19,900,000       19,767,057
           3.254%, due 11/01/05(c)........       900,000          889,822
           3.310%, due 11/02/05(c)........       600,000          593,159
          Federal National Mortgage Assoc.
           0.010%, due 07/01/05(c)........    23,200,000       23,200,000
           2.930%, due 07/06/05(c)........    12,400,000       12,394,920
           2.988%, due 07/20/05(c)........    25,200,000       25,160,233
           3.005%, due 07/27/05(c)........    22,700,000       22,650,653
           3.010%, due 08/01/05(c)........       300,000          299,222
          U.S. Treasury Bill
           3.060%, due 09/01/05(c)........       205,000          203,949
           3.080%, due 09/15/05(c)........       415,000          412,382
                                                            -------------
                                                              205,201,222
                                                            -------------
          COMMERICAL PAPER - 34.3%
          ANZ National, Ltd.
            3.040%, due 07/19/05 (144A)(b)    19,900,000       19,869,752
          Bank of Ireland
            3.010%, due 07/05/05 (144A)(b)     2,400,000        2,399,197
          Barclays Plc
           3.020%, due 07/21/05...........       500,000          499,161
           3.315%, due 09/14/05...........     8,000,000        7,944,750
          DNB North Bank ASA
            3.260%, due 09/06/05..........    22,900,000       22,761,060
          Fortis Funding LLC
            3.270%, due 09/23/05 (144A)(b)    22,700,000       22,526,799
          General Electric Capital Corp.
           3.270%, due 09/08/05...........    21,700,000       21,563,995
           3.290%, due 09/09/05...........     3,500,000        3,477,610
          National Australia Funding
            3.080%, due 07/11/05 (144A)(b)    22,700,000       22,680,579
          Rabobank USA Financial Corp.
           3.160%, due 08/08/05...........    22,900,000       22,823,616
           3.360%, due 10/17/05...........     2,000,000        1,979,840
          Royal Bank of Scotland
           3.085%, due 07/15/05...........    22,500,000       22,473,006
           3.080%, due 07/18/05...........     2,100,000        2,096,946
           3.220%, due 08/15/05...........       400,000          398,390
          Skandinaviska Enskilda Banken
           3.030%, due 07/11/05 (144A)(b).       800,000          799,327
           3.040%, due 07/14/05 (144A)(b).       600,000          599,341

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ------------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ------------------------------------------------------------------

        COMMERICAL PAPER - CONTINUED
         3.070%, due 07/14/05 (144A)(b)... $     600,000 $      599,335
         3.170%, due 08/18/05 (144A)(b)...    19,400,000     19,318,002
         3.280%, due 09/07/05 (144A)(b)...     3,800,000      3,776,457
        Spintab AB 3.250%, due 09/08/05...    18,000,000     17,887,875
        Total Fina Elf S.A.
         3.105%, due 07/11/05 (144A)(b)...     2,300,000      2,298,016
         3.150%, due 08/08/05 (144A)(b)...    22,900,000     22,823,858
        UBS Finance, Inc.
         3.390%, due 07/01/05.............     1,200,000      1,200,000
         2.975%, due 07/14/05.............       500,000        499,463
         3.165%, due 08/08/05.............    23,000,000     22,923,161
         3.165%, due 08/30/05.............       800,000        795,780
        Unicredito Italiano SPA
          3.037%, due 07/07/05............    23,200,000     23,200,008
                                                         --------------
                                                            290,215,324
                                                         --------------
        REPURCHASE AGREEMENT - 21.6%
        Credit Suisse First Boston Corp.,
          Repurchase Agreement, dated
          06/30/05 at 2.700% to be
          repurchased at $183,013,725 on
          07/01/05 collateralized by
          $186,468,000 U.S. Treasury Note
          3.500% due 06/30/05 with a value
          of $187,237,454.................   183,000,000    183,000,000
                                                         --------------
        Total Short-Term Investments
        (Cost $678,416,092)                                 678,416,546
                                                         --------------
        OPTIONS - 0.0%
        Treasury Inflation Index Puts,
          Expires 08/5/05.................    35,000,000              0
        Treasury Note Future Puts,
          Expires 8/26/2005...............       150,000          2,340
        Treasury Note Puts,
          Expires 8/26/2005...............    75,000,000              0
                                                         --------------
        Total Options (Cost $28,612)                              2,340
                                                         --------------

        TOTAL INVESTMENTS - 192.2%
        (Cost $1,628,380,164)                             1,627,108,001

        Other Assets and Liabilities (net) - (92.2%)       (780,662,136)
                                                         --------------

        TOTAL NET ASSETS - 100.0%                        $  846,445,865
                                                         ==============

PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at June 30, 2005.

++ Security is a "step-up" bond where coupon increases or step up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.63% of net assets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2005, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        76.07%
                 AA                                       0.12
                 A                                       20.69
                 BBB                                      1.38
                 BB                                       1.74
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                         STRIKE  NUMBER OF
           PUT OPTIONS        EXPIRATION PRICE   CONTRACTS   VALUE
           ---------------------------------------------------------
           U.S. Treasury Note
             10 Year Futures. 08/26/2005 $111.00  (84,000) $(17,063)
           U.S. Treasury Note
             10 Year Futures. 08/26/2005  110.00 (120,000)  (11,250)
           U.S. Treasury Note
             10 Year Futures. 11/22/2005  110.00  (85,000)  (45,156)
                                                           --------
           (Written Option
           Premium $85,701)                                $(73,469)
                                                           ========

                                         STRIKE  NUMBER OF
           CALL OPTIONS       EXPIRATION PRICE   CONTRACTS   VALUE
           ---------------------------------------------------------
           U.S. Treasury Note
             10 Year Futures. 08/26/2005 $115.00  (57,000) $(18,703)
           U.S. Treasury Note
             10 Year Futures. 08/26/2005  116.00 (232,000)  (32,625)
                                                           --------
           (Written Option
           Premium $73,264)                                $(51,328)
                                                           ========

                            INTEREST
        SECURITY SOLD SHORT   RATE    MATURITY   PROCEEDS      VALUE
        ---------------------------------------------------------------
        U.S. Treasury Note.   4.25%  11/15/2013 $14,995,277 $14,961,014

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       MUNICIPALS - 2.2%
       Badger Tobacco Asset Securitization
         Corp.
         6.125%, due 06/01/27............... $    300,000 $      318,582
        6.375%, due 06/01/32................      360,000        384,678
       California Infrastructure & Economic
         Development, (AMBAC)
         5.000%, due 07/01/36...............    1,350,000      1,433,916
       California State Economic Recovery
         5.250%, due 07/01/12...............    3,300,000      3,689,829
       Clark County Nevada School District
         (FGIC) 5.375%, due 06/15/13
           (144A)(c)........................    1,000,000      1,263,440
       Energy Northwest Wash Electric
         Revenue
         5.500%, due 07/01/12...............    1,600,000      1,802,080
        5.500%, due 07/01/14^
          (144A)(c).........................    1,000,000      1,286,220
       Florida State, Series A
         5.000%, due 06/01/32...............      900,000        951,057
       Florida State Board of Education
         5.000%, due 06/01/32...............      400,000        424,464
       Georgia State 5.000%, due 05/01/20
         (144A)(c)..........................    1,000,000      1,161,600
       Golden State Tob Securitization Corp.
         6.250%, due 06/01/33...............      640,000        698,202
        6.750%, due 06/01/39................    3,400,000      3,831,596
       Illinois Development Finance
         Authority (AMBAC)
         5.000%, due 02/01/33
           (144A)(c)........................    3,705,000      3,988,358
       New York City Municipal Water
         Finance Authority
        5.000%, due 06/15/34^
          (144A)(c).........................    1,030,000      1,140,251
        5.000%, due 06/15/35
          (144A)(c).........................      650,000        726,830
        5.000%, due 06/15/38^
          (144A)(c).........................    2,400,000      2,709,360
       Northern Tob Securization Corp
         6.500%, due 06/01/31...............      900,000        948,816
       Tacoma Washington Regional Water
         Supply Systems, (MBIA Insured)
         5.000%, due 12/01/32...............      800,000        838,768
       Texas State 4.750%, due 04/01/35^
         (144A)(c)..........................    2,400,000      2,539,248
       Texas State University Systems
         Financing Revenue
         5.000%, due 03/15/34...............      890,000        941,691
       Tobacco Settlement Funding Corp.
         6.375%, due 06/01/32...............    1,400,000      1,505,406
        5.875%, due 05/15/39................    2,000,000      2,088,620

      -------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      MUNICIPALS - CONTINUED
       6.750%, due 06/01/39.................. $  1,200,000 $    1,341,444
       6.125%, due 06/01/42..................    1,200,000      1,260,072
       6.250%, due 06/01/42..................    1,300,000      1,375,933
      Tobacco Settlement Revenue
        Management 6.375%, due
        05/15/28.............................    1,800,000      1,916,010
      Wisconsin State, (MBIA Insured)
        5.000%, due 05/01/13.................    3,000,000      3,322,680
                                                           --------------
      Total Municipals
      (Cost $41,468,996)                                       43,889,151
                                                           --------------

      DOMESTIC BONDS & DEBT SECURITIES - 15.4%
      AEROSPACE & DEFENSE - 0.0%
      General Dynamics Corp.
        2.125%, due 05/15/06.................      325,000        320,225
      Lockheed Martin Corp.
        8.500%, due 12/01/29.................      100,000        144,868
                                                           --------------
                                                                  465,093
                                                           --------------
      AIRLINES - 0.0%
      United Airlines, Inc.
        3.140%, due 03/02/49^(d).............      277,646        268,638
                                                           --------------
      ASSET-BACKED SECURITIES - 3.9%
      Ameriquest Mortgage Securities, Inc.
        3.604%, due 06/25/31^................       55,627         55,666
      Bank One Issuance Trust
        3.270%, due 10/15/08^................    7,100,000      7,107,209
      Bear Stearns Asset-Backed Securities,
        Inc. 3.714%, due 10/27/32^...........      146,812        147,526
      Carrington Mortgage Loan Trust
        3.404%, due 05/25/35^................    5,272,959      5,270,486
      CDC Mortgage Capital Trust
        3.544%, due 03/25/34^................      167,738        167,870
      Chec Loan Trust
        3.484%, due 01/25/25^................    2,854,991      2,857,093
      Citibank Omni-S Master Trust
        3.350%, due 08/18/09^................    7,100,000      7,105,342
       3.600%, due 11/17/09^.................    2,800,000      2,805,866
      Citifinancial Mortgage Securities, Inc.
        3.624%, due 05/25/33^................      598,402        599,098
      Citigroup Mortgage Loan Trust
        3.404%, due 05/25/35^................    2,871,600      2,871,152
      Countrywide Asset-Backed Certificates
        3.200%, due 08/25/23^................      260,228        260,390
       3.464%, due 03/25/24^.................       59,728         59,755
       3.624%, due 03/25/34^.................    4,708,526      4,711,641
      Daimler Chrysler Auto Trust
        3.750%, due 12/08/07.................    4,700,000      4,705,142
      First Franklin Mortgage Loan Trust
        3.484%, due 10/25/13^................    1,258,365      1,259,355

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                 PAR          VALUE
        DESCRIPTION                             AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        ASSET-BACKED SECURITIES - CONTINUED
        First NLC Trust
          3.436%, due 09/25/35^............. $  3,500,000 $    3,501,644
        Fremont Home Loan Trust
          3.404%, due 04/25/35^.............    1,942,708      1,944,553
        GSAMP Trust
          3.494%, due 10/25/34^.............      582,553        583,061
        Household Automotive Trust
          3.300%, due 05/18/09..............    1,250,000      1,243,750
        Household Home Equity Loan Trust
          3.610%, due 10/20/32^.............      191,747        191,994
        Ixis Real Estate Capital Trust
          3.394%, due 09/25/35^.............    7,421,365      7,420,207
        Long Beach Mortgage Loan Trust
          3.464%, due 02/25/24^.............       64,610         64,657
         3.634%, due 06/25/33^..............      178,573        178,796
        Morgan Stanley Home Equity Loans
          3.434%, due 12/25/34^.............    5,065,940      5,069,253
        Option One Mortgage Loan Trust
          3.634%, due 08/25/33^.............      160,576        160,978
        Quest Trust 3.874%, due
          06/25/34^(144A)(c)................    1,262,764      1,267,098
        Renaissance Home Equity Loan Trust
          3.514%, due 07/25/34^.............      484,786        485,206
         3.494%, due 02/25/35...............    2,372,934      2,374,686
        Residential Asset Mortgage Products,
          Inc. 3.464%, due 06/25/24^........      157,314        157,395
        Residential Asset Securities Corp.
         3.434%, due 06/25/25^..............      364,669        364,897
         3.404%, due 04/25/35^..............    6,522,525      6,527,032
        SLM Student Loan Trust 2.990%, due
          12/15/22 (144A)(c)................      910,000        894,307
        Structured Asset Securities Corp.
          3.814%, due 05/25/32^.............    1,173,627      1,177,776
        Vanderbilt Mortgage Finance, Inc.
          6.545%, due 04/07/18..............       39,471         39,935
        Wachovia Asset Securitization
          3.574%, due 06/25/33^.............      416,850        418,191
        Wells Fargo Home Equity Trust
          3.474%, due 06/25/19^.............      903,851        904,584
                                                          --------------
                                                              74,953,591
                                                          --------------
        AUTOMOBILES - 0.2%
        Daimler Chrysler NA Holdings
          7.200%, due 09/01/09..............      255,000        277,823
        General Motors Corp.
          7.200%, due 01/15/11..............      555,000        516,150
         8.250%, due 07/15/23...............      580,000        482,850
         8.375%, due 07/15/33...............    3,600,000      3,024,000

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       AUTOMOBILES - CONTINUED
       TRW Automotive, Inc.
         9.375%, due 02/15/13............... $     76,000 $       84,550
                                                          --------------
                                                               4,385,373
                                                          --------------
       BANKS - 0.3%
       ABN AMRO NA Holding Capital
         6.523%, due 12/01/49^
           (144A)(c)........................      345,000        380,770
       ANZ Capital Trust I 5.360%, due
         12/29/49 (144A)(b).................      525,000        541,186
       HSBC Capital Funding LP
         1.000%, due 12/29/49
           (144A)(c)........................      585,000        570,889
        9.547%, due 12/31/49^
          (144A)(c).........................      350,000        426,899
       Popular N.A., Inc.
         6.125%, due 10/15/06...............      610,000        621,991
        4.700%, due 06/30/09................       50,000         50,569
       Rabobank Capital Fund III 5.254%,
         due 12/29/49^(144A)(c).............      370,000        380,330
       RBS Capital Trust II
         6.425%, due 12/29/49^..............      120,000        133,570
       RBS Capital Trust III
         5.512%, due 09/29/49^..............      815,000        847,999
       SunTrust Banks, Inc.
         2.500%, due 11/01/06...............      525,000        513,114
       US Bank NA
         2.850%, due 11/15/06...............      695,000        683,759
       Westpac Capital Trust III 5.819%, due
         12/29/49^(144A)(b).................       80,000         85,009
       Westpac Capital Trust IV 5.256%, due
         12/29/49^(144A)(b).................      165,000        168,669
       Fleet Boston Financial Corp.
         7.375%, due 12/01/09...............       70,000         78,641
                                                          --------------
                                                               5,483,395
                                                          --------------
       CHEMICALS - 0.1%
       Dow Chemical Co.
         7.375%, due 11/01/29...............      185,000        239,695
       Huntsman International LLC
         9.875%, due 03/01/09...............       70,000         75,250
       ICI Wilmington, Inc.
         5.625%, due 12/01/13...............      340,000        353,353
       Lyondell Chemical Co.
         10.875%, due 05/01/09..............      120,000        125,100
                                                          --------------
                                                                 793,398
                                                          --------------

       COLLATERALIZED MORTGAGE OBLIGATIONS - 7.4%
       Adjustable Rate Mortgage Trust
         4.660%, due 05/25/35^..............    8,618,026      8,626,110

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
       Bank America Mortgage Securities
         3.764%, due 01/25/34^.............. $  3,105,255 $    3,112,844
       Bank of America Funding Corp.
         4.118%, due 05/25/35^..............   11,700,000     11,565,467
       Bear Stearns Adjustable Rate Mortgage
         Trust 5.350%, due 02/25/33^........      336,313        339,501
       Bear Stearns ALT-A Trust
         5.450%, due 05/25/35...............    8,914,920      9,085,292
       Bear Stearns Commercial Mortgage
         Securities, Inc.
        3.436%, due 05/14/16^
          (144A)(c).........................    6,469,663      6,476,938
        5.060%, due 11/15/16................      431,597        440,068
       Cendant Mortgage Corp. 6.000%, due
         07/25/43 (144A)(c).................    1,217,768      1,236,560
       Countrywide Alternative Loan Trust
         5.750%, due 07/25/32...............       15,161         15,135
       Countrywide Home Loans
         3.634%, due 03/25/35^..............    8,001,456      8,008,100
        3.654%, due 06/25/35^
          (144A)(b).........................   19,200,000     19,205,985
       Credit Suisse First Boston Mortgage
         Securities Corp.
         5.750%, due 09/22/17...............    2,369,475      2,392,547
        2.478%, due 03/25/32^
          (144A)(c).........................      448,893        449,600
        6.500%, due 04/25/33................    1,282,066      1,297,451
        2.360%, due 08/25/33^
          (144A)(c).........................    1,327,556      1,334,827
       Credit-Based Asset Servicing &
         Securitization
         3.654%, due 08/25/29^..............       54,390         54,446
       GMAC Mortgage Corp.
         5.940%, due 07/01/13...............      101,106         99,063
       Green Tree Financial Corp.
         6.220%, due 03/01/30...............      255,282        260,075
       GSR Mortgage Loan Trust
         6.000%, due 03/25/32...............       12,602         12,643
       Harborview Mortgage Loan Trust
         3.480%, due 05/19/35^..............    8,477,231      8,441,733
       Homestar Mortgage Acceptance Corp.
         3.504%, due 01/25/22^..............      154,710        154,821
       Indymac ARM Trust
         3.957%, due 01/25/32^..............        7,672          7,657
       Indymac MBS Inc.
         3.714%, due 05/25/33^..............    4,033,692      4,041,466
       Mellon Residential Funding Corp.
         3.894%, due 07/25/29^..............      114,349        115,254
       MLCC Mortgage Investors, Inc.
         3.600%, due 03/15/25^..............      218,274        219,397

         --------------------------------------------------------------
         SECURITY                               PAR          VALUE
         DESCRIPTION                           AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
         Morgan Stanley Dean Witter Capital
           4.920%, due 03/12/35............ $    495,000 $      508,384
         Renaissance Home Equity Loan Trust
           3.754%, due 08/25/33^...........    1,190,084      1,195,535
         Residential Accredit Loans, Inc.
           5.500%, due 06/25/17............       32,878         33,050
          3.714%, due 03/25/33^............    3,954,567      3,957,756
         Residential Funding Mortgage
           Securities
           3.664%, due 06/25/18^...........    2,094,840      2,095,109
         Sequoia Mortgage Trust
           3.610%, due 07/20/33^...........    1,534,387      1,537,201
         Structured Asset Mortgage
           Investments, Inc.
           4.419%, due 03/25/32^...........    3,898,841      3,932,032
          3.544%, due 06/19/35^............    7,949,435      7,966,538
         Washington Mutual, Inc.
           6.000%, due 03/25/17............      272,806        272,691
          3.584%, due 12/25/27^............    8,528,079      8,525,084
          5.129%, due 10/25/32^............      303,451        305,601
          3.765%, due 02/27/34^............    1,247,397      1,246,025
          4.004%, due 12/25/40^............       11,246         11,231
          3.900%, due 06/25/42^............    4,066,490      4,109,743
          3.903%, due 08/25/42^............   63,800,000      5,226,312
         Wells Fargo Mortgage Backed
           Securities Trust
           4.658%, due 09/25/33............   38,666,000     16,323,264
                                                         --------------
                                                            144,238,536
                                                         --------------
         COMMERCIAL SERVICES & SUPPLIES - 0.0%
         Allied Waste North America, Inc.
           6.125%, due 02/15/14............      315,000        294,131
          7.375%, due 04/15/14.............       15,000         13,950
         Cendant Corp.
           7.125%, due 03/15/15............      240,000        273,719
         Xerox Corp.
           7.625%, due 06/15/13............       50,000         54,062
                                                         --------------
                                                                635,862
                                                         --------------
         CONTAINERS & PACKAGING - 0.0%
         Owens Brockway Glass Container
           7.750%, due 05/15/11............       55,000         58,712
                                                         --------------
         ELECTRIC UTILITIES - 0.3%
         Alabama Power Co.
           2.800%, due 12/01/06............      250,000        245,908
         Arizona Public Service Co.
           4.650%, due 05/15/15............      165,000        162,823
         Dominion Resources, Inc.
           8.125%, due 06/15/10............      335,000        386,383
          6.300%, due 03/15/33.............      210,000        229,160

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                              PAR          VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         -------------------------------------------------------------

         ELECTRIC UTILITIES - CONTINUED
         DTE Energy Co. 6.375%, due
           04/15/33....................... $    260,000 $      285,303
         Entergy Gulf States 3.600%, due
           06/01/08.......................    1,400,000      1,371,447
         FPL Group Capital, Inc.
           7.625%, due 09/15/06...........      405,000        421,691
         Pacificorp 4.300%, due 09/15/08..      250,000        251,149
         Pepco Holdings, Inc.
           6.450%, due 08/15/12...........       90,000         98,345
          7.450%, due 08/15/32............      180,000        223,378
         PSEG Power LLC
           5.500%, due 12/01/15...........      420,000        437,924
          8.625%, due 04/15/31............      245,000        339,299
         TXU Energy Co. 3.920%, due
           01/17/06^......................      800,000        799,897
         Progress Energy, Inc. 6.850%, due
           04/15/12.......................      650,000        723,094
                                                        --------------
                                                             5,975,801
                                                        --------------
         ENERGY EQUIPMENT & SERVICES - 0.0%
         Peabody Energy Corp.
           6.875%, due 03/15/13...........       70,000         74,550
                                                        --------------
         FINANCIALS - DIVERSIFIED - 1.8%
         American General Finance Corp.
           3.000%, due 11/15/06...........      605,000        595,639
          4.500%, due 11/15/07............      280,000        280,748
         CIT Group, Inc. 7.750%, due
           04/02/12.......................    1,900,000      2,231,381
         Citigroup, Inc. 5.625%, due
           08/27/12.......................    1,000,000      1,069,704
         Ford Motor Credit Co.
           4.389%, due 03/21/07^..........    9,200,000      9,010,232
          7.375%, due 10/28/09............       60,000         58,684
          7.875%, due 06/15/10............    1,070,000      1,058,440
          7.000%, due 10/01/13............      470,000        451,645
         General Electric Capital Corp.
           5.450%, due 01/15/13...........      375,000        398,406
          6.750%, due 03/15/32............      165,000        204,307
         General Motors Acceptance Corp.
           5.850%, due 01/14/09...........    1,000,000        938,138
         Goldman Sachs Group, Inc.
           3.491%, due 07/23/09^..........    6,700,000      6,741,058
          5.700%, due 09/01/12............       55,000         58,607
          5.000%, due 10/01/14............      525,000        531,632
          6.345%, due 02/15/34............      395,000        429,456
         Heller Financial, Inc.
           6.375%, due 03/15/06...........      400,000        406,816
         ING Capital Funding Trust III
           8.439%, due 12/31/49^..........      200,000        236,869

        ---------------------------------------------------------------
        SECURITY                                PAR          VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        FINANCIALS - DIVERSIFIED - CONTINUED
        Mid-State Trust, Class A
          7.791%, due 03/15/38............. $    355,906 $      396,539
        Mizuho Financial Group, Inc.
         8.790%, due 12/29/49^
           (144A)(c).......................      390,000        430,570
         9.870%, due 12/31/49^
           (144A)(c).......................      410,000        464,784
        Morgan Stanley Group, Inc.
          5.300%, due 03/01/13.............      800,000        832,694
        Nisource Finance Corp.
          6.150%, due 03/01/13.............      475,000        514,094
        Prudential Holding, LLC 8.695%, due
          12/18/23(144A)(c)................      150,000        198,703
        Qwest Capital Funding, Inc.
          7.750%, due 08/15/06.............      700,000        719,250
        SLM Corp. 5.625%, due 04/10/07.....      775,000        794,900
        Small Business Administration
         7.449%, due 08/01/10..............      964,154      1,038,122
         6.353%, due 03/01/11..............      218,761        230,326
         5.500%, due 10/01/18..............      183,818        190,137
        Ford Motor Co.
          7.450%, due 07/16/31.............    4,400,000      3,673,190
                                                         --------------
                                                             34,185,071
                                                         --------------
        FOOD & DRUG RETAILING - 0.0%
        Safeway, Inc.
          4.125%, due 11/01/08.............      480,000        473,453
                                                         --------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
        HCA, Inc. 5.250%, due 11/06/08.....      450,000        450,574
                                                         --------------
        HEALTH CARE PROVIDERS & SERVICES - 0.0%
        UnitedHealth Group, Inc.
          3.300%, due 01/30/08.............      340,000        332,326
                                                         --------------
        HOTELS, RESTAURANTS & LEISURE - 0.0%
        Starwood Hotels & Resorts 7.375%,
          due 11/15/15.....................       40,000         44,700
                                                         --------------
        HOUSEHOLD DURABLES - 0.1%
        Centex Corp.
          5.700%, due 05/15/14.............      280,000        291,126
        D.R. Horton, Inc.
          8.500%, due 04/15/12.............       60,000         65,702
        KB Home 5.750%, due 02/01/14.......      430,000        428,322
        Pulte Homes, Inc. 5.250%,
          due 01/15/14.....................      290,000        290,381
        Standard Pacific Corp.
          6.875%, due 05/15/11.............       85,000         86,488
                                                         --------------
                                                              1,162,019
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                PAR          VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        INSURANCE - 0.0%
        Nationwide Financial Services, Inc.
         6.250%, due 11/15/11.............. $     55,000 $       60,662
         5.900%, due 07/01/12..............       60,000         64,892
                                                         --------------
                                                                125,554
                                                         --------------
        MEDIA - 0.2%
        Clear Channel Communications, Inc.
          5.500%, due 09/15/14.............      300,000        285,040
        Comcast Cable Holdings
          8.375%, due 03/15/13.............      506,000        617,899
        Comcast Corp. 7.050%, due
          03/15/33.........................       75,000         88,843
        Cox Communications, Inc.
          4.625%, due 06/01/13.............      430,000        418,087
        Echostar DBS Corp. 6.375%, due
          10/01/11.........................       70,000         69,738
        News America Holdings, Inc.
          7.750%, due 01/20/24.............       25,000         30,084
        Time Warner Cos, Inc.
          9.150%, due 02/01/23.............      155,000        213,342
         8.375%, due 03/15/23..............      260,000        333,280
         7.625%, due 04/15/31..............      310,000        388,382
        News America Holdings, Inc.
          8.250%, due 08/10/18.............      110,000        135,555
        Tele-Communications TCI Group
          7.875%, due 02/15/26.............      175,000        219,180
                                                         --------------
                                                              2,799,430
                                                         --------------
        OIL & GAS - 0.6%
        Duke Capital LLC
         6.250%, due 02/15/13..............      375,000        405,437
         8.000%, due 10/01/19..............       55,000         68,225
        El Paso Corp. 7.750%, due
          01/15/32.........................    2,875,000      2,817,500
        Husky Energy, Inc. 6.150%, due
          06/15/19.........................      215,000        232,424
        Kinder Morgan Energy Partners
         7.400%, due 03/15/31..............      225,000        275,013
         7.750%, due 03/15/32..............      135,000        171,929
         7.300%, due 08/15/33..............       90,000        109,540
        Magellan Midstream Partners
          5.650%, due 10/15/16.............      385,000        398,775
        Pemex Project Funding Master Trust
         7.375%, due 12/15/14..............    1,700,000      1,910,800
         8.625%, due 02/01/22..............    2,944,000      3,635,840
        PG&E Corp.
          3.820%, due 04/03/06^............    1,325,000      1,325,000
        Pioneer Natural Resource
          5.875%, due 07/15/16.............      405,000        409,249
        Reliant Resource, Inc.
          9.500%, due 07/15/13.............      120,000        133,800

        ----------------------------------------------------------------
        SECURITY                                 PAR          VALUE
        DESCRIPTION                             AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        OIL & GAS - CONTINUED
        Transcontinental Gas Pipe Line Corp.
          8.875%, due 07/15/12 Series B..... $     35,000 $       41,825
        Valero Energy Corp. 7.500%, due
          04/15/32..........................      225,000        278,619
        Williams Companies, Inc. (The)
          8.125%, due 03/15/12..............       35,000         39,900
                                                          --------------
                                                              12,253,876
                                                          --------------
        PAPER & FOREST PRODUCTS - 0.0%
        Georgia-Pacific Corp.
          7.375%, due 07/15/08..............       15,000         16,031
        International Paper Co.
          5.850%, due 10/30/12..............      115,000        120,404
                                                          --------------
                                                                 136,435
                                                          --------------
        PHARMACEUTICALS - 0.0%
        Wyeth 6.450%, due 02/01/24..........      160,000        182,696
                                                          --------------
        RETAIL - MULTILINE - 0.0%
        Federated Department Stores, Inc.
          6.300%, due 04/01/09..............       60,000         63,766
                                                          --------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.4%
        Qwest Communications International,
          Inc. 7.500%, due 02/15/14
          (144A)(c).........................      511,000        486,089
        Qwest Corp. 9.125%, due 03/15/12
          (144A)(c).........................    1,720,000      1,879,100
        SBC Communications, Inc.
          4.125%, due 09/15/09..............    4,000,000      3,970,632
         5.100%, due 09/15/14...............      380,000        389,246
         5.625%, due 06/15/16...............      455,000        480,731
        Sprint Capital Corp.
          6.900%, due 05/01/19..............      220,000        252,545
        Verizon Global Funding Corp.
          7.375%, due 09/01/12..............      185,000        216,478
        Verizon New York, Inc.
          6.875%, due 04/01/12 Series A.....      325,000        359,670
         7.375%, due 04/01/32 Series B......      155,000        182,629
                                                          --------------
                                                               8,217,120
                                                          --------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
        AT&T Wireless Services, Inc.
          7.875%, due 03/01/11..............      260,000        302,515
         8.125%, due 05/01/12...............        5,000          5,999
         8.750%, due 03/01/31...............      245,000        344,462
        Cingular Wireless LLC
          6.500%, due 12/15/11..............      700,000        774,303
        Nextel Communications, Inc.
          7.375%, due 08/01/15..............       70,000         75,950
                                                          --------------
                                                               1,503,229
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       TRANSPORTATION - 0.0%
       Norfolk Southern Corp.
         5.590%, due 05/17/25................ $     60,000 $       62,548
        7.800%, due 05/15/27.................        7,000          9,311
        5.640%, due 05/17/29.................      168,000        176,283
        7.250%, due 02/15/31.................       65,000         83,284
       Union Pacific Corp.
         6.625%, due 02/01/29................       50,000         58,725
                                                           --------------
                                                                  390,151
                                                           --------------
       Total Domestic Bonds & Debt Securities
       (Cost $297,144,580)                                    299,653,349
                                                           --------------
       FOREIGN BONDS & DEBT SECURITIES - 8.9%
       ARUBA - 0.0%
       UFJ Finance Aruba AEC
         6.750%, due 07/15/13................      220,000        245,730
                                                           --------------
       BRAZIL - 0.8%
       Federal Republic of Brazil
         4.250%, due 04/15/09^...............      848,000        849,696
        11.250%, due 07/26/07................      700,000        784,000
        11.500%, due 03/12/08................    2,140,000      2,468,490
        4.312%, due 04/15/09^................      451,795        447,345
        9.230%, due 06/29/09^................    1,380,000      1,602,525
        11.000%, due 01/11/12................    1,265,000      1,508,512
        4.312%, due 04/15/12^................    3,549,457      3,414,046
        8.000%, due 04/15/14.................    3,683,665      3,770,047
        11.000%, due 08/17/40................      825,000        993,506
                                                           --------------
                                                               15,838,167
                                                           --------------
       CANADA - 0.0%
       Abitibi-Consolidated, Inc.
         6.000%, due 06/20/13................       15,000         13,875
       Rogers Wireless, Inc.
         6.375%, due 03/01/14................      435,000        444,787
                                                           --------------
                                                                  458,662
                                                           --------------
       CAYMAN ISLANDS - 0.0%
       Hutchison Whampoa International Ltd.
         6.250%, due 01/24/14
           (144A)(c).........................      245,000        263,898
       Mizuho Finance 5.790%, due 04/15/14
         (144A)(c)...........................      315,000        331,903
                                                           --------------
                                                                  595,801
                                                           --------------
       COLOMBIA - 0.0%
       Republic of Colombia
         9.750%, due 04/09/11................      375,600        430,813
                                                           --------------
       FRANCE - 0.6%
       AXA S.A. 8.600%, due 12/15/30.........       60,000         81,957
       France Telecom S.A.
         7.750%, due 03/01/11................      400,000        464,731
        8.500%, due 03/01/31.................      165,000        230,765

          ------------------------------------------------------------
          SECURITY                             PAR          VALUE
          DESCRIPTION                         AMOUNT       (NOTE 2)
          ------------------------------------------------------------

          FRANCE - CONTINUED
          Republic of France 0.010%, due
            09/01/05...................... $  9,000,000 $   10,847,814
                                                        --------------
                                                            11,625,267
                                                        --------------
          GERMANY - 4.6%
          Bundesrepublik Deutschland
            0.010%, due 07/13/05..........   25,000,000     30,223,556
          Federal Republic of Germany
            5.500%, due 01/04/31..........   37,300,000     58,778,427
                                                        --------------
                                                            89,001,983
                                                        --------------
          HONG KONG - 0.2%
          Hong Kong Government 5.125%, due
            08/01/14 (144A)(c)............    4,000,000      4,189,212
                                                        --------------
          ITALY - 0.0%
          Telecom Italia Capital
            4.000%, due 11/15/08..........      270,000        266,129
           4.000%, due 01/15/10
             (144A)(c)....................      510,000        496,059
                                                        --------------
                                                               762,188
                                                        --------------
          KOREA - 0.1%
          Industrial Bank of Korea
            4.000%, due 05/19/14^
              (144A)(c)...................      335,000        325,945
          Korea First Bank
            7.267%, due 03/03/34^
              (144A)(c)...................      240,000        270,217
          Woori Bank Korea
            5.750%, due 03/13/14^
              (144A)(b)...................      305,000        313,187
                                                        --------------
                                                               909,349
                                                        --------------
          MEXICO - 0.6%
          United Mexican States
            6.375%, due 01/16/13..........    1,185,000      1,275,060
           6.625%, due 03/03/15...........      705,000        777,615
           8.000%, due 09/24/22...........    1,500,000      1,841,250
           11.500%, due 05/15/26..........      130,000        208,975
           8.300%, due 08/15/31...........    5,925,000      7,391,437
                                                        --------------
                                                            11,494,337
                                                        --------------
          NETHERLANDS - 0.0%
          Deutsche Telekom Finance
            5.250%, due 07/22/13..........      425,000        441,970
           8.125%, due 06/15/30...........       50,000         67,909
                                                        --------------
                                                               509,879
                                                        --------------
          NORWAY - 0.0%
          Den Norske Bank
            7.729%, due 06/29/49^
              (144A)(b)...................      115,000        134,813
                                                        --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                               PAR          VALUE
         DESCRIPTION                           AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         PANAMA - 0.2%
         Republic of Panama
          8.250%, due 04/22/08............. $    750,000 $      821,250
          9.625%, due 02/08/11.............    1,560,000      1,872,000
          9.375%, due 07/23/12.............      410,000        498,150
          9.375%, due 01/16/23.............      880,000      1,091,200
                                                         --------------
                                                              4,282,600
                                                         --------------
         PERU - 0.3%
         Republic of Peru
          9.125%, due 01/15/08.............    2,600,000      2,886,000
          9.125%, due 02/21/12.............    1,660,000      1,950,500
          9.875%, due 02/06/15.............      400,000        497,000
                                                         --------------
                                                              5,333,500
                                                         --------------
         RUSSIA - 1.3%
         Morgan Stanley (Gazprom) 9.625%,
           due 03/01/13 (144A)(c)..........      130,000        160,063
         Republic of Ukraine
           7.650%, due 06/11/13
             (144A)(b).....................      500,000        552,375
         Republic of Ukraine, Series AI
           11.000%, due 03/15/07...........    2,568,648      2,714,290
         Russian Federation
          8.750%, due 07/24/05.............    3,295,000      3,303,897
          8.250%, due 03/31/10 (144A)......      240,000        261,984
          11.000%, due 07/24/18............      100,000        148,890
         Russian Federation 5.000%/7.5000%,
           due 03/31/30++..................   15,165,000     16,877,128
         Ukraine Republic
           6.875%, due 03/04/11............      200,000        211,210
                                                         --------------
                                                             24,229,837
                                                         --------------
         SINGAPORE - 0.0%
         United Overseas Bank, Ltd. 5.375%,
           due 09/03/19^(144A)(c)..........      470,000        485,093
                                                         --------------
         SOUTH AFRICA - 0.1%
         Republic of South Africa
           9.125%, due 05/19/09............      700,000        813,750
                                                         --------------
         SWEDEN - 0.0%
         Skandinaviska Enskilda Banken
           4.958%, due 03/29/49^
             (144A)(b).....................      415,000        414,406
         Swedbank Foreningssparbanken
           9.000%, due 12/29/49^
             (144A)(b).....................      180,000        212,907
                                                         --------------
                                                                627,313
                                                         --------------
         UNITED KINGDOM - 0.1%
         BP Capital Markets Plc
           2.750%, due 12/29/06............      380,000        374,058
         British Telecom Plc
           8.125%, due 12/15/10............      190,000        225,209

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       UNITED KINGDOM - CONTINUED
       HBOS Capital Funding LP
         5.250%, due 06/30/49^
           (144A)(c)........................ $     45,000 $       48,660
       HBOS Plc 5.375%, due 12/29/49
         (144A)(c)..........................      285,000        294,385
       HBOS Treasury Services Plc 3.600%,
         due 08/15/07 (144A)(c).............      425,000        421,295
       Standard Chartered Bank 8.000%,
         due 05/30/31 (144A)(b).............      235,000        321,520
                                                          --------------
                                                               1,685,127
                                                          --------------
       Total Foreign Bonds & Debt Securities
       (Cost $172,597,407)                                   173,653,421
                                                          --------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 86.2%
       Federal Home Loan Bank
        5.500%, due 07/01/07................      565,183        573,974
        4.500%, due 10/01/07................    3,666,756      3,685,626
        7.000%, due 09/01/10................       13,792         14,448
        6.500%, due 04/01/11................      131,832        137,164
        6.000%, due 05/01/11................      179,135        185,383
        5.500%, due 05/01/14................      105,358        108,274
        6.000%, due 06/01/14................      129,898        134,396
        6.000%, due 10/01/14................       31,306         32,390
        6.000%, due 03/01/15................        4,860          5,028
        5.500%, due 04/01/16................       76,068         78,142
        5.500%, due 09/01/19................    5,945,693      6,107,885
        6.000%, due 03/01/21................    1,019,411      1,051,901
        6.000%, due 01/01/22................    3,320,176      3,425,994
        6.000%, due 10/01/22................   11,134,170     11,481,485
        6.000%, due 12/01/22................      639,252        659,192
        6.000%, due 02/01/23................    1,339,625      1,381,412
        5.500%, due 03/01/23................    3,236,925      3,306,151
        6.000%, due 04/01/23................      534,289        550,879
        4.672%, due 01/01/29^...............    4,433,954      4,566,971
        6.500%, due 06/01/29................        5,559          5,776
        5.942%, due 11/01/31^...............      398,938        403,083
        5.500%, due 05/01/35................   59,494,085     60,381,097
                                                          --------------
                                                              98,276,651
                                                          --------------
       Federal Home Loan Mortgage Corp.
        2.750%, due 02/15/12................    7,160,126      7,116,318
        4.000%, due 12/15/12................      132,000        131,944
        4.000%, due 09/15/16................   14,777,812     14,772,960
        5.000%, due 09/15/16................    2,146,230      2,167,415
        3.500%, due 03/15/17................   18,699,000     18,621,822
        4.500%, due 02/15/18................    3,509,880      3,508,587
        5.000%, due 06/15/18................    6,395,793      6,415,520
        6.500%, due 02/15/19................      532,634        534,010
        6.000%, due 10/15/22................      179,551        179,637
        6.500%, due 10/15/22................       13,651         13,642
        4.625%, due 11/15/23^...............    1,785,916      1,888,582

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                             PAR          VALUE
          DESCRIPTION                         AMOUNT       (NOTE 2)
          ------------------------------------------------------------

          U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
           6.500%, due 01/15/24........... $    145,000 $      156,388
           3.820%, due 05/15/29^..........      883,122        887,823
           6.000%, due 12/15/29...........    1,071,321      1,073,824
           3.500%, due 07/15/32...........      794,660        782,546
           5.213%, due 08/01/32^..........    3,978,489      4,026,016
           3.470%, due 07/15/34^..........    1,218,770      1,222,434
           5.000%, due TBA (a)............   15,000,000     14,971,875
                                                        --------------
                                                            78,471,343
                                                        --------------
          Federal National Mortgage Assoc.
           3.319%, due 09/22/06^..........   36,600,000     36,589,569
           6.090%, due 10/01/08...........      477,809        499,233
           6.000%, due 11/01/08...........       25,529         26,258
           6.500%, due 03/01/09...........        5,580          5,687
           4.000%, due 08/25/09...........    8,264,346      8,269,363
           5.500%, due 11/01/10...........      380,554        386,145
           7.000%, due 04/01/11...........       92,596         97,110
           7.000%, due 05/01/11...........       44,323         46,256
           4.500%, due 08/25/11...........   26,620,958     26,715,532
           8.000%, due 11/01/13...........       51,271         53,393
           6.500%, due 12/01/13...........       31,475         32,778
           5.000%, due 04/25/14...........   17,850,806     17,890,822
           8.000%, due 08/01/14...........       15,727         16,338
           6.500%, due 04/01/16...........      350,888        365,524
           6.500%, due 06/01/16^..........      158,354        164,959
           6.500%, due 07/01/16...........      450,334        469,118
           6.500%, due 08/01/16...........       25,095         26,142
           6.000%, due 09/01/16...........       88,956         92,031
           6.500%, due 09/01/16...........      154,505        160,950
           6.500%, due 10/01/16...........      321,506        334,917
           6.500%, due 02/01/17...........      184,752        192,459
           6.000%, due 03/01/17...........      348,223        360,274
           6.000%, due 04/01/17...........      123,875        128,162
           3.500%, due 04/25/17...........    4,945,828      4,921,115
           6.000%, due 05/01/17...........      185,920        192,354
           6.000%, due 06/01/17...........      138,850        143,655
           6.000%, due 07/01/17...........      237,821        246,052
           6.500%, due 07/01/17...........      224,365        233,742
           6.000%, due 08/01/17...........      122,862        127,114
           6.500%, due 10/01/17...........       68,379         71,237
           5.500%, due 11/01/17...........    5,926,986      6,090,271
           5.000%, due 02/01/18...........      152,429        154,303
           5.000%, due 05/01/18...........       19,187         19,423
           5.000%, due 07/01/18...........      449,865        455,398
           5.000%, due 11/01/18...........       80,035         81,019
           5.000%, due 12/01/18...........      781,813        791,428
           6.000%, due 12/01/18...........       98,056        101,249
           5.000%, due 02/01/19...........    1,382,455      1,399,458
           5.000%, due 03/01/19...........       95,464         96,614
           5.000%, due 04/01/19...........      924,446        935,584
           5.000%, due 06/01/19...........      473,863        479,879

               --------------------------------------------------
               SECURITY                   PAR          VALUE
               DESCRIPTION               AMOUNT       (NOTE 2)
               --------------------------------------------------

               U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
                5.000%, due 07/01/19. $  1,017,424 $    1,029,683
                5.000%, due 09/01/19.    3,935,887      3,983,309
                5.000%, due 10/01/19.      116,512        117,916
                5.000%, due 11/01/19.      141,814        143,522
                5.000%, due 12/01/19.      558,413        565,210
                5.000%, due 01/01/20.      718,480        727,156
                5.000%, due 02/01/20.       95,108         96,254
                5.000%, due 03/01/20.      202,098        204,542
                6.000%, due 06/01/22.    9,634,672      9,930,694
                6.000%, due 09/01/22.    2,706,804      2,790,581
                6.000%, due 10/01/22.    1,738,426      1,791,838
                6.000%, due 01/01/23.    3,028,274      3,121,317
                5.500%, due 06/01/23.    4,009,922      4,094,641
                8.000%, due 10/01/25.       12,822         13,825
                4.568%, due 10/01/28^      989,822      1,013,930
                7.500%, due 09/01/30.        4,102          4,385
                6.000%, due 12/25/30.    2,519,030      2,517,672
                6.949%, due 02/01/31^    2,032,639      2,083,723
                4.795%, due 09/01/31^      518,404        534,595
                3.660%, due 09/18/31^    2,997,767      3,018,129
                4.214%, due 04/25/32^    1,196,016      1,219,133
                5.567%, due 07/01/32^      548,803        551,233
                5.458%, due 09/01/32^    1,460,902      1,486,467
                5.500%, due 10/01/32.      844,997        857,838
                4.814%, due 11/01/32^    2,145,074      2,182,136
                5.500%, due 11/01/32.    1,284,844      1,304,369
                5.500%, due 12/01/32.    3,204,006      3,252,694
                5.500%, due 01/01/33.       36,367         36,920
                5.500%, due 03/01/33.      371,138        376,672
                5.500%, due 07/01/33.      512,213        519,850
                5.500%, due 08/01/33.      773,496        785,029
                6.000%, due 02/01/34.      899,915        923,239
                3.360%, due 05/25/34^    2,134,647      2,129,415
                5.500%, due 06/01/34.   14,121,288     14,327,137
                5.500%, due 07/01/34.      906,419        919,632
                4.998%, due 09/01/34^   11,895,005     12,048,706
                5.227%, due 09/01/34^      813,308        816,528
                6.000%, due 09/01/34.      427,160        438,217
                5.500%, due 10/01/34.    6,594,547      6,690,677
                5.500%, due 11/01/34.    1,923,569      1,951,609
                6.000%, due 11/01/34.    9,265,388      9,505,222
                4.821%, due 12/01/34^    8,112,922      8,203,333
                4.845%, due 12/01/34^   22,207,270     22,459,389
                5.500%, due 12/01/34.    1,913,021      1,940,907
                5.500%, due 01/01/35.    1,864,610      1,891,791
                5.500%, due 02/01/35.  129,020,720    130,901,520
                5.500%, due 03/01/35.   27,853,167     28,259,517
                5.500%, due 04/01/35.    2,047,776      2,077,667
                5.500%, due 05/01/35.    9,485,153      9,623,605

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                PAR          VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         5.500%, due 06/01/35.............. $  6,993,190 $    7,095,268
         5.015%, due 12/01/36^.............    2,390,026      2,433,415
         3.704%, due 08/01/41^.............   13,929,003     14,102,127
         3.754%, due 09/01/41^.............    6,612,749      6,746,574
         3.704%, due 07/01/42^.............    6,787,988      6,857,067
         3.704%, due 08/01/42^.............    5,850,000      5,910,839
         3.704%, due 10/01/44..............    8,600,000      8,689,438
         4.000%, due TBA(a)................   95,000,000     93,070,360
         5.000%, due TBA(a)................    2,000,000      2,014,063
         5.500%, due TBA(a)................  461,100,000    467,440,125
         6.000%, due TBA(a)................   38,500,000     39,462,500
                                                         --------------
                                                          1,068,748,065
                                                         --------------
        Federal National Mortgage Assoc.,
          REMIC
         6.250%, due 10/25/22..............      257,544        257,265
         6.000%, due 06/01/29..............       90,259         92,776
                                                         --------------
                                                                350,041
                                                         --------------
        Government National Mortgage Assoc.
         8.250%, due 02/15/09..............       24,658         25,472
         6.000%, due 04/15/14..............      104,249        108,310
         4.375%, due 02/20/22^.............       62,095         63,141
         3.375%, due 04/20/22^.............        8,609          8,738
         4.375%, due 01/20/23^.............      136,572        138,580
         7.000%, due 10/15/23..............       86,452         92,007
         7.500%, due 01/15/26..............       55,382         59,507
         4.125%, due 01/20/26^.............       78,672         80,038
         4.375%, due 02/20/26^.............       67,156         68,353
         3.375%, due 05/20/26^.............      116,753        118,346
         4.125%, due 11/20/26^.............       45,759         46,641
         4.375%, due 01/20/27^.............       39,640         40,276
         4.375%, due 02/20/27^.............       43,997         44,691
         3.375%, due 06/20/27^.............       41,128         41,790
         3.750%, due 08/20/27^.............      328,826        334,078
         3.500%, due 09/20/27^.............      195,818        197,408
         4.125%, due 11/20/27^.............      227,201        231,075
         4.250%, due 02/20/28^.............       97,340         98,821
         4.250%, due 03/20/28^.............       89,569         90,891
         3.375%, due 05/20/28^.............       46,167         46,922
         4.125%, due 10/20/28^.............       96,698         97,847
         3.375%, due 04/20/29^.............      105,628        106,921
         3.875%, due 04/20/29^.............      239,123        243,808
         3.375%, due 05/20/29^.............      117,330        119,147
         3.500%, due 07/20/29^.............      120,548        121,732
         3.500%, due 08/20/29^.............      105,513        106,736
         3.500%, due 09/20/29^.............      235,385        237,846
         4.125%, due 10/20/29^.............       78,077         79,217
         4.250%, due 01/20/30^.............      393,404        399,316
         3.375%, due 04/20/30^.............      273,783        278,425
         3.375%, due 05/20/30^.............      368,525        374,769

         --------------------------------------------------------------
         SECURITY                               PAR          VALUE
         DESCRIPTION                           AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
          3.375%, due 06/20/30^............ $    148,854 $      151,106
          4.125%, due 10/20/30^............       27,854         28,233
          4.125%, due 11/20/30^............      453,719        459,712
          4.125%, due 12/20/30^............       12,934         13,111
          7.500%, due 04/15/31.............    6,330,097      7,119,913
          3.375%, due 04/20/31^............      318,900        323,847
          3.500%, due 08/20/31^............       51,917         52,439
          4.500%, due 10/20/31^............       14,955         15,376
          3.750%, due 03/20/32^............        8,099          8,164
          3.375%, due 04/20/32^............       30,299         30,785
          3.500%, due 04/20/32^............      100,437        102,357
          3.375%, due 05/20/32^............      397,898        402,981
          4.000%, due 07/20/32^............       75,444         76,816
          4.000%, due 03/20/33^............       97,544         98,531
          3.500%, due 09/20/33^............      892,417        897,858
          6.000%, due TBA(a)...............    4,000,000      4,126,248
                                                         --------------
                                                             18,008,326
                                                         --------------
         Government National Mortgage
         Assoc., REMIC
          3.736%, due 02/16/30^............       92,676         93,569
          3.536%, due 01/16/31^............      395,360        396,956
                                                         --------------
                                                                490,525
                                                         --------------
         U.S. Treasury Bond
          8.750%, due 05/15/17.............   34,200,000     49,115,749
          7.875%, due 02/15/21.............    5,400,000      7,645,433
          8.125%, due 05/15/21.............   14,800,000     21,432,842
          6.125%, due 11/15/27.............      875,000      1,105,303
          5.375%, due 02/15/31.............    3,565,000      4,207,816
                                                         --------------
                                                             83,507,143
                                                         --------------
         U.S. Treasury Inflation Index Note
          3.625%, due 01/15/08.............   15,648,620     16,563,705
          3.875%, due 01/15/09.............      474,212        516,132
          1.875%, due 07/15/13.............    7,727,780      7,895,318
          2.000%, due 07/15/14.............   30,221,779     31,150,887
                                                         --------------
                                                             56,126,042
                                                         --------------
         U.S. Treasury Note
          2.500%, due 10/31/06.............   13,000,000     12,819,222
          3.000%, due 12/31/06.............   24,000,000     23,787,192
          4.250%, due 11/15/13.............    7,900,000      8,095,343
          4.750%, due 05/15/14.............   25,000,000     25,957,025
          4.250%, due 11/15/14.............    7,745,000      7,929,254
          4.125%, due 05/15/15.............   37,500,000     38,059,575
          4.875%, due 02/15/12.............  237,500,000    252,306,700
                                                         --------------
                                                            368,954,311
                                                         --------------
         Total U.S. Government & Agency
         Obligations (Cost $1,766,835,701)                1,772,932,447
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                          SHARES/PAR      VALUE
          DESCRIPTION                         AMOUNT       (NOTE 2)
          ------------------------------------------------------------

          PREFERRED STOCK - 0.2%
          Federal National Mortgage
            Assoc. 7.00%*^................       41,900 $    2,324,143
          Home Ownership Funding
            13.331%/1.000% +++
              (144A)(b)...................        2,500        848,906
                                                        --------------
          Total Preferred Stock
          (Cost $3,106,000)                                  3,173,049
                                                        --------------
          RIGHTS - 0.0%
          FOREIGN GOVERNMENT - 0.0%
          United Mexican States,
           1.000%, due 06/30/06*(e).......    1,500,000         38,625
           1.000%, due 06/30/07*(e)
             (Cost $0)....................    1,500,000         36,000
                                                        --------------
                                                                74,625
                                                        --------------

          SHORT-TERM INVESTMENTS - 16.4%
          U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 3.2%
          Federal National Mortgage Assoc.
           2.930%, due 07/06/05+.......... $  1,200,000      1,199,508
           3.250%, due 09/14/05+..........   52,400,000     52,044,117
          U.S. Treasury Bill..............
           3.150%, due 09/01/05+..........      500,000        497,437
           3.030%, due 09/15/05+..........      460,000        457,058
           3.240%, due 09/15/05+..........    7,945,000      7,894,875
                                                        --------------
                                                            62,092,995
                                                        --------------
          COMMERCIAL PAPER - 12.1%
          Danske Corp. 3.085%, due
            07/28/05......................   55,000,000     54,872,744
          Rabobank USA Financial Corp.
           3.370%, due 07/01/05...........    5,700,000      5,700,000
           3.150%, due 08/08/05...........   52,500,000     52,325,437
          Skandinaviska Enskilda Banken
           3.030%, due 07/11/05
             (144A)(c)....................    6,300,000      6,294,697
           3.030%, due 07/13/05
             (144A)(c)....................      300,000        299,697
           3.310%, due 09/13/05
             (144A)(c)....................      800,000        794,557
          TotalFinaElf S.A.
           3.370%, due 07/01/05
             (144A)(c)....................    4,900,000      4,900,000
           3.105%, due 07/11/05
             (144A)(c)....................   52,600,000     52,554,633
          UBS Finance, Inc.
           3.105%, due 07/11/05...........      100,000         99,914
           2.975%, due 07/14/05...........   50,600,000     50,545,640
           3.165%, due 08/30/05...........    7,300,000      7,261,492
                                                        --------------
                                                           235,648,811
                                                        --------------

       -----------------------------------------------------------------
       SECURITY                                 PAR          VALUE
       DESCRIPTION                             AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       REPURCHASE AGREEMENTS - 1.1%
       Credit Suisse First Boston Corp.,
         Repurchase Agreement, dated
         06/30/05 at 2.700% to be
         repurchased at $19,001,425 on
         07/01/05 collateralized by
         $19,039,000 U.S. Treasury Note
         4.00% due 05/06/30 with a value of
         $19,484,290....................... $ 19,000,000 $   19,000,000
       State Street Bank & Trust Co.,
         Repurchase Agreement, dated
         06/30/05 at 1.250% to be
         repurchased at $3,044,106 on
         07/01/05 collateralized by
         $3,085,000 FNMA 3.785% due
         03/15/07 with a value of
         $3,108,138........................    3,044,000      3,044,000
                                                         --------------
                                                             22,044,000
                                                         --------------
       Total Short-Term Investments
       (Cost $319,786,542)                                  319,785,806
                                                         --------------
       OPTIONS - 0.0%
       Eurodollar Puts, Expire 09/19/05....       50,000              0
       Eurodollar Puts, Expire 12/19/05....    8,555,000              0
       Swaption Calls, Expire 06/02/06.....    7,000,000        218,484
       U.S. Treasury Bond Futures Calls,
         Expire 08/26/05...................       83,000        158,219
                                                         --------------
       Total Options (Cost $340,291).......                     376,703
                                                         --------------

       TOTAL INVESTMENTS - 134.1%
       (Cost $2,601,279,517)                              2,613,538,551

       Other Assets and Liabilities (net) - (34.1%)        (664,173,832)
                                                         --------------

       TOTAL NET ASSETS - 100.0%                         $1,949,364,719
                                                         ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



PORTFOLIO FOOTNOTES:

*  Non-income producing security.
^ Variable or floating rate security. The stated rate represents the rate at June 30, 2005
+  Zero coupon bond - Interest rate represents current yield to maturity.
++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
+++ Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.
(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.27% of net assets.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(d) Security is in default.
(e) Illiquid securities representing in the aggregate 0.00% of net assets. AMBAC - Ambac Indemnity Corporation
FGIC - Financial Guaranty Insurance Corporation
MBIA - Municipal Bond Insurance Association
REMIC - Real Estate Mortgage Investment Conduit
FNMA - Federal National Mortgage Association

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2005 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        81.74%
                 AA                                       2.17
                 A                                       11.05
                 BBB                                      2.97
                 BB                                       1.68
                 B                                        0.26
                 Below B                                  0.13
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                        STRIKE      NUMBER OF
        PUT OPTIONS       EXPIRATION    PRICE       CONTRACTS       VALUE
  ---------------------------------------------------------------------------
  OTC 3 Month LIBOR
   Interest Rate Swap     09/23/2005  $      6.00  (19,900,000) $        (40)
  OTC 3 Month LIBOR
   Interest Rate Swap     09/23/2005         7.00  (23,200,000)           --
                                                                ------------
  (Written Option
   Premium $1,031,890)                                          $        (40)
                                                                ============
                                        STRIKE      NUMBER OF
       CALL OPTIONS       EXPIRATION    PRICE       CONTRACTS       VALUE
  ---------------------------------------------------------------------------
  U.S. Treasury Note 10YR
   Future                 08/26/2005  $    114.00     (151,000) $    (99,094)
  U.S. Treasury Note 10YR
   Future                 08/26/2005       116.00     (704,000)      (99,000)
  Swap Option 3 Month
   Libor                  09/23/2005         4.00  (95,300,000)     (328,594)
  Swap Option 3 Month
   Libor                  06/02/2006         4.00  (16,400,000)     (191,421)
                                                                ------------
  (Written Option
   Premium $2,247,123)                                          $   (718,109)
                                                                ============

                           INTEREST
   SECURITIES SOLD SHORT     RATE      MATURITY     PROCEEDS        VALUE
  ---------------------------------------------------------------------------
  U.S. Treasury Note         3.25%     08/15/2007 $ 28,789,730  $ 28,774,583
  U.S. Treasury Note         3.00%     11/15/2007   29,506,572    29,573,460
  U.S. Treasury Note         4.00%     11/15/2012   27,676,238    28,019,215
  U.S. Treasury Note         3.88%     02/15/2013    7,322,915     7,311,125
  U.S. Treasury Note         3.63%     05/15/2013   63,939,572    64,093,877
  U.S. Treasury Note         4.75%     05/15/2014   25,510,784    25,960,950
  U.S. Treasury Note         4.25%     08/15/2014   16,566,714    16,797,192
  Federal National
   Mortgage Assoc.           4.00%            TBA   92,147,188    92,951,610
                                                  ------------  ------------
                                                  $291,449,713  $293,482,012
                                                  ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      ----------------------------------------------------------------------

      COMMON STOCKS - 98.0%
      AEROSPACE & DEFENSE - 0.1%
      AAR Corp.*.....................................  1,926 $     30,257
      Triumph Group, Inc.*...........................    623       21,656
                                                             ------------
                                                                   51,913
                                                             ------------
      AIR FREIGHT & LOGISTICS - 0.1%
      ABX Air, Inc.*(a)..............................  4,458       36,333
                                                             ------------
      AIRLINES - 0.7%
      Alaska Air Group, Inc.*........................  4,059      120,755
      ExpressJet Holdings, Inc.*..................... 19,563      166,481
      World Air Holdings, Inc.*......................  1,697       19,889
                                                             ------------
                                                                  307,125
                                                             ------------
      AUTO COMPONENTS - 2.5%
      BorgWarner, Inc................................  8,604      461,777
      Noble International Ltd.(a)....................  1,213       28,566
      TBC Corp.*.....................................    824       22,355
      Tenneco Automotive, Inc.*...................... 35,090      583,897
      Titan International, Inc.(a)...................  2,359       32,979
                                                             ------------
                                                                1,129,574
                                                             ------------
      AUTOMOBILES - 3.5%
      Autoliv, Inc................................... 21,400      937,320
      Winnebago Industries, Inc.(a).................. 20,698      677,859
                                                             ------------
                                                                1,615,179
                                                             ------------
      BANKS - 1.4%
      Anchor BanCorp Wisconsin, Inc.(a)..............  1,761       53,288
      Center Financial Corp.(a)......................    461       11,447
      City Holding Co................................  1,148       41,925
      First Regional Bancorp.*(a)....................    122        8,070
      Independent Bank Corp.(a)......................  1,355       38,536
      IndyMac Bancorp, Inc...........................  4,300      175,139
      Lakeland Financial Corp.(a)....................    100        4,068
      Provident Financial Holdings, Inc..............    402       11,300
      R&G Financial Corp. - Class B.................. 14,569      257,726
      Republic Bancorp, Inc. - Class A(a)............    374        8,120
      Southwest Bancorp, Inc.........................    799       16,363
                                                             ------------
                                                                  625,982
                                                             ------------
      BIOTECHNOLOGY - 0.1%
      ArQule, Inc.*(a)...............................  2,208       14,308
      Charles River Laboratories International, Inc.*    158        7,624
      Diversa Corp.*(a)..............................  3,550       18,495
                                                             ------------
                                                                   40,427
                                                             ------------
      BUILDING PRODUCTS - 0.7%
      Huttig Building Producs, Inc.*.................  1,808       19,725
      Louisiana-Pacific Corp......................... 10,300      253,174
      Universal Forest Products, Inc.................  1,503       62,300
                                                             ------------
                                                                  335,199
                                                             ------------
      COMMERCIAL SERVICES & SUPPLIES - 4.4%
      Administaff, Inc.(a)........................... 24,110      572,854
      CCC Information Services Group, Inc.*..........    785       18,801

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMERCIAL SERVICES & SUPPLIES - CONTINUED
        Consolidated Graphics, Inc.*..............   2,373 $     96,747
        Darling International, Inc.*..............   4,064       15,240
        Education Management Corp.*...............   5,500      185,515
        Labor Ready, Inc.*........................  10,243      238,764
        NCO Group, Inc.*..........................     993       21,479
        Rent-A-Center, Inc.*......................  28,150      655,613
        Spherion Corp.*...........................   2,300       15,180
        StarTek, Inc.(a)..........................   1,900       31,198
        Steelcase, Inc. - Class A(a)..............   6,930       95,981
        TeleTech Holdings, Inc.*..................   7,483       60,986
                                                           ------------
                                                              2,008,358
                                                           ------------
        COMMUNICATIONS EQUIPMENT - 1.4%
        Brocade Communications Systems, Inc.*(a).. 143,833      558,072
        Methode Electronics, Inc..................   3,744       44,441
        NETGEAR, Inc.*(a).........................     556       10,342
        Redback Networks, Inc.*...................   5,997       38,261
                                                           ------------
                                                                651,116
                                                           ------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 0.2%
        Commonwealth Telephone Enterprises, Inc...   2,006       84,071
                                                           ------------
        COMPUTERS & PERIPHERALS - 3.9%
        Catapult Communications Corp.*............   2,243       38,266
        Emulex Corp.*.............................  40,589      741,155
        MTS Sytem Corp............................     700       23,506
        Storage Technology Corp.*.................  24,951      905,472
        Systemax, Inc.*...........................   2,477       16,645
        TTM Technologies, Inc.*(a)................   7,120       54,183
                                                           ------------
                                                              1,779,227
                                                           ------------
        CONSTRUCTION & ENGINEERING - 0.1%
        Perini Corp.*(a)..........................   2,964       48,669
                                                           ------------
        CONSTRUCTION MATERIALS - 1.2%
        Eagle Materials, Inc.(a)..................   5,872      543,688
                                                           ------------
        CONTAINERS & PACKAGING - 0.3%
        Graphic Packaging Corp.*(a)...............   2,629        9,596
        Greif, Inc. - Class A(a)..................   2,417      147,679
                                                           ------------
                                                                157,275
                                                           ------------
        ELECTRIC SERVICES - 0.4%
        Alliant Energy Corp.......................     574       16,158
        Black Hills Corp..........................   4,198      154,697
        Puget Energy, Inc.........................     424        9,913
                                                           ------------
                                                                180,768
                                                           ------------
        ELECTRIC UTILITIES - 2.7%
        CMS Energy Corp.*(a)......................  82,441    1,241,561
                                                           ------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
        Analogic Corp.............................   2,058      103,558
        Checkpoint Systems, Inc.*.................   3,300       58,410
        Encore Wire Corp.*(a).....................   4,004       46,406
        FEI Co.*(a)...............................     568       12,956

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ---------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ---------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
          OmniVision Technologies, Inc.*(a).......  5,857 $     79,597
          Sigmatel, Inc.*(a)......................  3,118       53,505
          Stoneridge, Inc.*.......................  2,270       14,982
                                                          ------------
                                                               369,414
                                                          ------------
          ENERGY EQUIPMENT & SERVICES - 0.2%
          Energen Corp............................    198        6,940
          TransMontaigne, Inc.*(a)................  6,669       70,024
                                                          ------------
                                                                76,964
                                                          ------------
          FINANCIAL SERVICES - 6.2%
          Accredited Home Lenders Holding Co.*(a).  7,640      336,160
          Affiliated Managers Group, Inc.*(a)..... 12,446      850,435
          Asset Acceptance Capital Corp.*.........  1,632       42,285
          ASTA Funding, Inc.(a)...................  1,130       31,392
          Calamos Asset Management, Inc. - Class A  1,604       43,693
          CompuCredit Corp.*(a)...................  9,000      308,520
          Delphi Financial Group, Inc.............  3,150      139,073
          Doral Financial Corp.(a)................  8,071      133,494
          Firstfed Financial Corp.*............... 12,206      727,600
          Student Loan Corp.......................     13        2,857
          Triad Guaranty, Inc.*...................    788       39,707
          Westcorp................................  2,500      131,050
          World Acceptance Corp.*.................  2,260       67,913
                                                          ------------
                                                             2,854,179
                                                          ------------
          FOOD PRODUCTS - 0.0%
          Andersons, Inc.(The)....................    241        8,630
                                                          ------------
          FOOD RETAILERS - 0.7%
          Ingles Markets, Inc.(a).................    884       12,172
          Nash Finch Co.(a).......................  8,897      326,876
                                                          ------------
                                                               339,048
                                                          ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
          Alliance Imaging, Inc.*(a)..............  2,163       22,625
          American Medical Systems Holdings, Inc.* 16,000      330,400
          Candela Corp.*(a).......................    964       10,074
          Cantel Medical Corp.*(a)................    729       11,926
          EPIX Pharmaceuticals, Inc.*(a)..........  4,900       43,365
          Medical Action Industries, Inc.*........    556        9,925
          Respironics, Inc.*...................... 13,644      492,685
                                                          ------------
                                                               921,000
                                                          ------------
          HEALTH CARE PROVIDERS & SERVICES - 3.7%
          Alderwoods Group, Inc.*.................  5,933       85,257
          American Dental Partners, Inc.*(a)......    465       11,351
          AMN Healthcare Services, Inc.*(a).......  4,680       70,340
          Genesis HealthCare Corp.*(a)............  5,005      231,631
          Geo Group, Inc. (The)*..................  1,869       46,819
          Manor Care, Inc......................... 27,400    1,088,602
          OCA, Inc.*(a)...........................  1,000        1,880
          Odyssey Healthcare, Inc.*(a)............  2,826       40,751
          Shopko Stores, Inc.*....................  4,900      119,119
                                                          ------------
                                                             1,695,750
                                                          ------------

      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - 0.3%
      Denny's Corp.*(a).............................  10,431 $     52,155
      Dover Downs Gaming & Entertainment, Inc.(a)...   1,000       13,260
      Luby's, Inc.*.................................   3,033       36,244
      MTR Gaming Group, Inc.*.......................   3,396       39,530
                                                             ------------
                                                                  141,189
                                                             ------------
      HOUSEHOLD DURABLES - 0.2%
      Blount International, Inc.*...................   1,824       30,443
      Hooker Furniture Corp.........................     200        3,494
      Kimball International, Inc. - Class B.........   1,603       21,160
      Select Comfort Corp.*(a)......................   1,136       24,344
                                                             ------------
                                                                   79,441
                                                             ------------
      HOUSEHOLD PRODUCTS - 0.3%
      Blyth, Inc....................................   4,398      123,364
                                                             ------------
      INSURANCE - 7.9%
      Affirmative Insurance Holdings, Inc.(a).......   1,121       17,768
      American Equity Investment Life Holding Co.(a)  12,205      144,995
      American Physicians Capital, Inc.*............   1,307       48,555
      Amerus Group Co.(a)...........................  19,517      937,792
      Bristol West Holdings, Inc....................   1,216       22,253
      CNA Surety Corp.*.............................     700       10,395
      Commerce Group, Inc. (The)....................   3,147      195,460
      Direct General Corp.(a).......................   1,657       30,837
      FPIC Insurance Group, Inc.*(a)................     265        7,772
      HCC Insurance Holdings, Inc...................  16,388      620,614
      Infinity Property & Casualty Corp.............   2,342       81,689
      IPC Holdings, Ltd.............................      98        3,883
      Midland Co. (The).............................     700       24,633
      National Interstate Corp.*....................     607       12,182
      Presidential Life Corp........................     200        3,422
      Radian Group, Inc.............................  11,330      535,003
      StanCorp Financial Group, Inc.................   2,100      160,818
      United Fire & Casualty Co.....................   1,500       66,630
      W.R. Berkley Corp.............................  16,629      593,323
      Zenith National Insurance Corp................   1,899      128,866
                                                             ------------
                                                                3,646,890
                                                             ------------
      INTERNET SOFTWARE & SERVICES - 5.3%
      Acxiom Corp...................................  19,506      407,285
      Blair Corp....................................     724       28,598
      EarthLink, Inc.*.............................. 103,042      892,344
      John H. Harland Co............................   4,849      184,262
      Sabre Holdings Corp. - Class A................  32,700      652,365
      SonicWALL, Inc.*..............................   7,127       38,415
      United Online, Inc.(a)........................  19,200      208,512
                                                             ------------
                                                                2,411,781
                                                             ------------
      IT CONSULTING & SERVICES - 0.1%
      Agilysys, Inc.(a).............................   1,368       21,478
      Tyler Technologies, Inc.*(a)..................   3,700       27,972
                                                             ------------
                                                                   49,450
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ------------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                                SHARES   (NOTE 2)
        ------------------------------------------------------------------

        LEISURE EQUIPMENT & PRODUCTS - 1.2%
        Arctic Cat, Inc...........................  3,051 $      62,637
        Hasbro, Inc............................... 18,797       390,790
        JAKKS Pacific, Inc.*(a)...................  1,876        36,038
        Marine Products Corp.(a)..................    871        12,673
        Maritrans, Inc.(a)........................  1,623        43,902
                                                          -------------
                                                                546,040
                                                          -------------
        MACHINERY - 3.7%
        Advanced Energy Industries, Inc.*(a)......  1,791        14,077
        Albany International Corp. - Class A...... 11,190       359,311
        Applied Industrial Technologies, Inc......  2,268        73,234
        Cascade Corp..............................  1,941        83,948
        Terex Corp.*.............................. 29,803     1,174,238
                                                          -------------
                                                              1,704,808
                                                          -------------
        MEDIA - 1.1%
        Catalina Marketing Corp................... 16,362       415,759
        Hollinger International, Inc. - Class A(a)  7,817        78,248
                                                          -------------
                                                                494,007
                                                          -------------
        METALS & MINING - 4.3%
        A. M. Castle & Co.*.......................  2,772        42,855
        AK Steel Holding Corp.*(a)................ 69,994       448,662
        Brush Engineered Materials, Inc.*(a)......  4,265        60,819
        Mueller Industries, Inc...................  1,300        35,230
        NS Group, Inc.*(a)........................    294         9,558
        Reliance Steel & Aluminum Co.............. 14,622       542,037
        Shiloh Industries, Inc.*(a)...............    756         9,261
        Steel Dynamics, Inc.(a)................... 32,355       849,319
                                                          -------------
                                                              1,997,741
                                                          -------------
        OIL & GAS - 6.2%
        Atwood Oceanics, Inc.*....................    574        35,335
        Cabot Oil & Gas Corp......................    523        18,148
        Callon Petroleum Co.*(a)..................  2,927        43,261
        Denbury Resource, Inc.*................... 15,187       603,987
        Georgia Gulf Corp.(a)..................... 22,041       684,373
        Giant Industries, Inc.*(a)................ 12,400       446,400
        Harvest Natural Resources, Inc.*(a).......  1,759        19,226
        Parker Drilling Co.*(a)................... 16,200       113,562
        Petroleum Development Corp.*..............  2,314        73,701
        Vintage Petroleum, Inc.................... 19,300       588,071
        WGL Holdings, Inc.........................  7,100       238,844
                                                          -------------
                                                              2,864,908
                                                          -------------
        PERSONAL PRODUCTS - 0.6%
        Nu Skin Enterprises, Inc. - Class A....... 11,092       258,444
                                                          -------------
        PHARMACEUTICALS - 0.8%
        Able Laboratories, Inc.*(a)...............  8,758        30,478
        Albany Molecular Research, Inc.*..........  3,700        51,800
        Connetics Corp.*..........................  2,500        44,100
        Enzon Pharmaceuticals, Inc.*..............  3,899        25,265
        Regeneron Pharmaceuticals, Inc.*(a).......  8,863        74,361
        Savient Pharmaceuticals, Inc.*(a)......... 12,000        52,920
        Telik, Inc.*(a)...........................  4,100        66,666
                                                          -------------
                                                                345,590
                                                          -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                              SHARES   (NOTE 2)
         -------------------------------------------------------------

         REAL ESTATE - 7.3%
         Boykin Lodging Co.*(a)(REIT)............  3,018 $      40,441
         Capital Automotive Reit (REIT).......... 14,827       565,947
         CBL & Associates Properties, Inc. (REIT)  7,142       307,606
         Cedar Shopping Centers, Inc. (REIT).....  1,100        16,225
         Equity Inns, Inc. (REIT)................  7,100        94,430
         Innkeepers USA Trust (REIT).............  2,400        35,856
         LTC Properties, Inc. (REIT).............  3,914        81,020
         Mills Corp.(REIT).......................  6,200       376,898
         National Health Investors, Inc. (REIT).. 13,798       387,310
         New Century Financial Corp.(a)(REIT)....  4,347       223,653
         Newcastle Investment Corp.(a)(REIT).....  3,853       116,168
         Novastar Financial, Inc.(a)(REIT).......  2,004        78,457
         OMEGA Healthcare Investors, Inc. (REIT).  8,416       108,230
         RAIT Investment Trust(a)(REIT).......... 10,233       306,478
         Redwood Trust, Inc.(a)(REIT)............ 11,739       605,732
                                                         -------------
                                                             3,344,451
                                                         -------------
         RETAIL - SPECIALTY - 9.2%
         Borders Group, Inc...................... 10,105       255,758
         Cato Corp. (The) - Class A..............  6,400       132,160
         CSK Auto Corp.*.........................  2,796        46,637
         CSS Industries, Inc.(a).................    747        25,278
         Payless ShoeSource, Inc.*............... 14,605       280,416
         Stride Rite Corp. (The).................  2,101        28,973
         SUPERVALU, Inc.......................... 32,197     1,049,944
         Timberland Co. (The) - Class A*......... 26,597     1,029,836
         Too, Inc.*.............................. 22,754       531,761
         Trans World Entertainment Corp.*........  3,641        43,073
         Yankee Candle Co., Inc.................. 24,764       794,924
                                                         -------------
                                                             4,218,760
                                                         -------------
         ROAD & RAIL - 0.2%
         Arkansas Best Corp......................  2,932        93,267
         RailAmerica, Inc.*......................  1,915        22,788
                                                         -------------
                                                               116,055
                                                         -------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
         ADE Corp.*(a)...........................  1,932        54,192
         IXYS Corp.*.............................  4,705        66,717
         TriQuint Semiconductor, Inc.*........... 23,100        76,923
                                                         -------------
                                                               197,832
                                                         -------------
         SOFTWARE - 8.1%
         Ansoft Corp.*...........................  1,002        24,208
         Atari, Inc.*(a).........................  9,200        25,576
         Blackboard, Inc.*(a)....................  2,335        55,853
         BMC Software, Inc.*..................... 70,271     1,261,365
         Cerner Corp.*(a)........................  9,700       659,309
         Citrix Systems, Inc.*................... 41,896       907,468
         EPIQ Systems, Inc.*(a)..................  2,895        47,362
         Hyperion Solutions Corp.*...............  9,796       394,191

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                                    VALUE
     DESCRIPTION                                      SHARES    (NOTE 2)
     ----------------------------------------------------------------------

     SOFTWARE - CONTINUED
     Inter-Tel, Inc.(a).............................    7,906 $     147,131
     Magma Design Automation, Inc.*(a)..............      992         8,293
     ManTech International Corp. - Class A*.........    1,075        33,368
     SPSS, Inc.*....................................    2,068        39,726
     Transaction Systems Architects, Inc. - Class A*    5,600       137,928
                                                              -------------
                                                                  3,741,778
                                                              -------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.5%
     Intrado, Inc.*(a)..............................    2,887        43,189
     MasTec, Inc.*(a)...............................    2,331        20,513
     Premiere Global Services, Inc.*................   46,251       522,174
     TALK America Holdings, Inc.*(a)................    5,546        55,515
     US Unwired, Inc.*..............................    4,547        26,464
                                                              -------------
                                                                    667,855
                                                              -------------
     TEXTILES, APPAREL & LUXURY GOODS - 1.9%
     Tommy Hilfiger Corp.*..........................   14,298       196,740
     UniFirst Corp.(a)..............................      600        24,324
     Wolverine World Wide, Inc......................   27,250       654,273
                                                              -------------
                                                                    875,337
                                                              -------------
     TRANSPORTATION - 0.1%
     Hub Group, Inc. - Class A*.....................    1,985        49,724
                                                              -------------
     Total Common Stocks
     (Cost $41,295,160)                                          44,976,895
                                                              -------------
     MUTUAL FUNDS - 1.3%
     iShares Russell 2000 Index Fund(a).............    7,890       502,593
     SPDR Trust Series Fund(a)......................      980       116,796
                                                              -------------
     Total Mutual Funds
     (Cost $609,653)                                                619,389
                                                              -------------

    -----------------------------------------------------------------------
                                                 SHARES/PAR      VALUE
    SECURITY DESCRIPTION                           AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 25.9%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/05 at 0.90% to
      be repurchased at $217,005 on
      07/01/05 collateralized by $220,000
      FHLMC 4.500% due 11/15/11 with a
      value of $221,650......................... $   217,000 $     217,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  11,656,815    11,656,815
                                                             -------------
    Total Short-Term Investments
    (Cost $11,873,815)                                          11,873,815
                                                             -------------

    TOTAL INVESTMENTS - 125.2%
    (Cost $53,778,628)                                          57,470,099

    Other Assets and Liabilities (net) - (25.2%)               (11,572,757)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $  45,897,342
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 93.7%
       BIOTECHNOLOGY - 1.6%
       Affymetrix, Inc.*(a)......................    60,344 $   3,254,352
                                                            -------------
       COMMUNICATIONS EQUIPMENT - 12.2%
       Comverse Technology, Inc.*................   163,870     3,875,525
       Corning, Inc.*............................   310,020     5,152,532
       F5 Networks, Inc.*(a).....................    45,120     2,131,243
       Juniper Networks, Inc.*...................   230,410     5,801,724
       Motorola, Inc.............................   221,100     4,037,286
       Nokia Oyj (ADR)...........................   222,590     3,703,898
                                                            -------------
                                                               24,702,208
                                                            -------------
       COMPUTERS & PERIPHERALS - 8.7%
       Apple Computer, Inc.*.....................    44,380     1,633,628
       Hewlett-Packard Co........................   209,780     4,931,928
       NCR Corp.*................................   169,790     5,963,025
       Network Appliance, Inc.*..................     9,920       280,438
       SanDisk Corp.*(a).........................   200,610     4,760,475
                                                            -------------
                                                               17,569,494
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.2%
       Broadcom Corp. - Class A*.................   142,700     5,067,277
       Samsung Elecronics Co., Ltd.*(GDR)........     5,840     1,397,220
                                                            -------------
                                                                6,464,497
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 2.9%
       IVAX Corp.*...............................   142,650     3,066,975
       Pacificare Health Systems, Inc.*(a).......     1,630       116,464
       Wellpoint, Inc.*..........................    39,210     2,730,584
                                                            -------------
                                                                5,914,023
                                                            -------------
       INDUSTRIAL - DIVERSIFIED - 2.3%
       Tyco International, Ltd...................     1,440        42,048
       United Technologies Corp..................    89,560     4,598,906
                                                            -------------
                                                                4,640,954
                                                            -------------
       INTERNET SOFTWARE & SERVICES - 23.4%
       Ctrip.com International, Ltd. (ADR)(a)....    47,870     2,435,626
       Google, Inc.*.............................    34,580    10,171,707
       Monster Worldwide, Inc.*..................   111,670     3,202,695
       Netease.com, Inc. (ADR)*(a)...............     5,570       318,103
       Shanda Interactive Entertainment, Ltd.*(a)   181,900     6,692,101
       Softbank Corp.............................     2,200        85,785
       Tencent Holdings, Ltd..................... 3,758,000     2,833,782
       Trend Micro, Inc..........................       500        17,672
       VeriSign, Inc.*...........................   302,900     8,711,404
       Yahoo!, Inc.*.............................   371,420    12,869,703
                                                            -------------
                                                               47,338,578
                                                            -------------
       IT CONSULTING & SERVICES - 2.5%
       Cognizant Technology Solutions Corp.*.....    44,690     2,106,240
       Infosys Technologies, Ltd. (ADR)(a).......    30,270     2,345,017
       Telvent GIT, S.A.*(a).....................    61,630       634,789
                                                            -------------
                                                                5,086,046
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       MEDIA - 0.4%
       Usen Corp.................................    24,500 $     643,485
       XM Satelite Radio Holdings,
         Inc. - Class A*(a)......................     5,730       192,872
                                                            -------------
                                                                  836,357
                                                            -------------
       OIL & GAS - 2.8%
       Cooper Cameron Corp.*.....................     6,580       408,289
       Diamond Offshore Drilling, Inc.(a)........    19,220     1,026,925
       Halliburton Co............................    43,850     2,096,907
       Nabors Industries, Ltd.*..................     1,010        61,226
       National-Oilwell, Inc.*...................       910        43,261
       Schlumberger, Ltd.........................     5,300       402,482
       Smith International, Inc..................     5,860       373,282
       Transocean, Inc.*.........................    18,610     1,004,382
       Weatherford International, Ltd.*..........     2,680       155,386
                                                            -------------
                                                                5,572,140
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 14.0%
       Chartered Semiconductor Manufacturing
         Ltd..................................... 5,112,000     3,997,299
       Chartered Semiconductor Manufacturing Ltd.
         (ADR)*..................................    18,400       141,496
       Cypress Semiconductor Corp.*(a)...........   258,700     3,257,033
       Intel Corp................................     1,530        39,872
       International Rectifier Corp.*(a).........    42,950     2,049,574
       Marvell Technology Group, Ltd.*...........   142,960     5,438,198
       Microchip Technology, Inc.................    68,900     2,040,818
       National Semiconductor Corp...............   222,200     4,895,066
       Taiwan Semiconductor Manufacturing Co.,
         Ltd. (ADR)..............................   552,270     5,036,705
       Tessera Technologies, Inc.*(a)............    43,750     1,461,688
                                                            -------------
                                                               28,357,749
                                                            -------------
       SOFTWARE - 16.5%
       Autodesk, Inc.............................   168,400     5,787,908
       EMC Corp.*................................   502,290     6,886,396
       Intuit, Inc.*.............................    65,260     2,943,879
       Macromedia, Inc.*.........................     1,920        73,382
       McAfee, Inc.*.............................     4,000       104,720
       Nintendo Co., Ltd.........................       900        93,752
       Oracle Corp.*.............................   613,070     8,092,524
       Red Hat, Inc.*(a).........................   516,940     6,771,914
       Symantec Corp.*...........................   117,900     2,563,146
                                                            -------------
                                                               33,317,621
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.2%
       NeuStar Inc.*.............................    35,100       772,200
       Nextel Partners, Inc. - Class A*(a).......   224,600     5,653,182
                                                            -------------
                                                                6,425,382
                                                            -------------
       Total Common Stocks (Cost $178,409,576)                189,479,401
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    INDEX OPTION - 0.8%
    NASDAQ 100 Index Puts,
      Expire 09/17/05...........................     570,000 $     370,500
    NASDAQ 100 Trust Puts, Expire
      08/20/05..................................   1,664,500     1,248,375
                                                             -------------
    Total Index Option (Cost $1,652,626)                         1,618,875
                                                             -------------

    SHORT-TERM INVESTMENTS - 24.5%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/05 at 2.00% to
      be repurchased at 15,212,845 on
      07/01/05 collateralized by $15,405,000
      FHLMC 4.50% due 11/15/11 with a value
      of $15,520,538............................ $15,212,000    15,212,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  34,301,216    34,301,216
                                                             -------------
    Total Short-Term Investments
    (Cost $49,513,215)                                          49,513,216
                                                             -------------

    TOTAL INVESTMENTS - 119.0%
    (Cost $229,575,417)                                        240,611,492

    Other Assets and Liabilities (net) - (19.0%)               (38,383,116)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 202,228,376
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

          SECURITIES SOLD SHORT          SHARES   PROCEEDS    VALUE
          ------------------------------------------------------------
          Amazon.com, Inc...............  40,000 $1,420,689 $1,323,200
          Applied Materials, Inc........ 126,000  2,116,081  2,038,680
          BEA Systems, Inc.............. 117,700  1,036,081  1,036,081
          Hyperion Solutions Corp.......  42,400  1,727,015  1,706,176
          Sun Microsystems, Inc.........   3,500     12,626     13,055
          Take-Two Interactive Software,
            Inc.........................  22,940    610,812    583,823
          Western Digital Corp..........  30,000    405,985    402,600
                                         ------- ---------- ----------
                                         382,540 $7,329,289 $7,103,615
                                         ======= ========== ==========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 83.3%
      AUTO COMPONENTS - 5.0%
      American Axle & Manufacturing Holdings,
        Inc.(a).................................   441,000 $   11,144,070
      Bandag, Inc.(a)...........................   125,200      5,765,460
      Superior Industries International, Inc.(a)   910,600     21,581,220
                                                           --------------
                                                               38,490,750
                                                           --------------
      BANKS - 2.0%
      Brookline Bancorp, Inc.(a)................   504,500      8,203,170
      NewAlliance Bancshares, Inc...............   531,812      7,471,959
                                                           --------------
                                                               15,675,129
                                                           --------------
      CHEMICALS - 1.7%
      Agrium, Inc...............................   661,600     12,973,976
                                                           --------------
      COMMERCIAL SERVICES & SUPPLIES - 1.1%
      On Assignment, Inc.*......................   319,271      1,589,970
      Quanta Services, Inc.*(a).................   782,100      6,882,480
                                                           --------------
                                                                8,472,450
                                                           --------------
      COMMUNICATIONS EQUIPMENT - 5.4%
      CommScope, Inc.*(a).......................   708,200     12,329,762
      Comverse Technology, Inc.*................   273,400      6,465,910
      Scientific-Atlanta, Inc...................    37,500      1,247,625
      Sycamore Networks, Inc.*(a)............... 4,362,905     15,052,022
      Tellabs, Inc.*............................   756,901      6,585,039
                                                           --------------
                                                               41,680,358
                                                           --------------
      COMPUTERS & PERIPHERALS - 1.7%
      Electronics for Imaging, Inc.*(a).........   396,098      8,333,902
      Hutchinson Technology, Inc.*(a)...........   123,065      4,739,233
                                                           --------------
                                                               13,073,135
                                                           --------------
      CONSTRUCTION & ENGINEERING - 1.0%
      Keith Companies, Inc. (The)*(a)...........   359,880      7,802,198
                                                           --------------
      ELECTRICAL EQUIPMENT - 4.1%
      American Power Conversion Corp............   198,500      4,682,615
      Coherent, Inc.*(a)........................   259,328      9,338,401
      Credence Systems Corp.*(a)................   628,800      5,690,640
      Electro Scientific Industries, Inc.*(a)...   654,406     11,700,779
                                                           --------------
                                                               31,412,435
                                                           --------------
      ELECTRONICS - 3.8%
      Advanced Power Technology, Inc.*(a).......   154,500      1,089,225
      AVX Corp.(a)..............................   663,000      8,035,560
      Bel Fuse, Inc. - Class A..................   111,088      2,853,851
      Bel Fuse, Inc. - Class B(a)...............    59,277      1,811,505
      Park Electrochemical Corp.................   383,700      9,669,240
      Synopsys, Inc.*...........................   332,436      5,541,708
                                                           --------------
                                                               29,001,089
                                                           --------------
      FINANCIAL SERVICES - 3.4%
      Ichiyoshi Securities Co., Ltd.............   481,700      4,432,336
      Instinet Group, Inc.*..................... 1,823,777      9,556,591
      Leucadia National Corp.(a)................   194,550      7,515,466
      Westwood Holdings Group, Inc.(a)..........   246,775      4,417,273
                                                           --------------
                                                               25,921,666
                                                           --------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        FOOD PRODUCTS - 0.9%
        Del Monte Pacific, Ltd................. 6,876,000 $    2,471,651
        Industrias Bachoco, S.A. (ADR)(a)......   259,600      4,283,400
                                                          --------------
                                                               6,755,051
                                                          --------------
        HEALTH CARE PROVIDERS & SERVICES - 0.7%
        Cross Country Healthcare, Inc.*........   346,000      5,882,000
                                                          --------------
        HOUSEHOLD DURABLES - 2.6%
        Cavco Industries, Inc.*................   302,326      8,519,547
        Coachmen Industries, Inc.(a)...........   252,700      3,166,331
        Skyline Corp.(a).......................   207,600      8,289,468
                                                          --------------
                                                              19,975,346
                                                          --------------
        INDUSTRIAL - DIVERSIFIED - 1.1%
        Trinity Industries, Inc.(a)............   259,500      8,311,785
                                                          --------------
        INSURANCE - 5.9%
        Arch Capital Group Ltd.*(a)............   180,974      8,152,879
        Brit Insurance Holdings PLC............ 3,642,800      5,759,652
        E-L Financial Corp.....................    24,255      7,895,688
        FBL Financial Group, Inc. - Class A(a).   277,500      7,661,775
        Montpelier Re Holdings Ltd.............   106,000      3,665,480
        National Western Life Insurance Co.*...    22,959      4,451,521
        Phoenix Companies, Inc. (The)(a).......   639,300      7,607,670
                                                          --------------
                                                              45,194,665
                                                          --------------
        IT CONSULTING & SERVICES - 0.5%
        Ingram Micro, Inc. - Class A*..........   236,450      3,702,807
                                                          --------------
        LEISURE EQUIPMENT & PRODUCTS - 2.7%
        JAKKS Pacific, Inc.*(a)................   413,979      7,952,536
        Leapfrog Enterprises, Inc.*(a).........   826,200      9,336,060
        Russ Berrie & Co., Inc.(a).............   262,290      3,359,935
                                                          --------------
                                                              20,648,531
                                                          --------------
        MACHINERY - 1.7%
        Alamo Group, Inc.(a)...................   399,800      7,464,266
        Lindsay Manufacturing Co.(a)...........   242,100      5,708,718
                                                          --------------
                                                              13,172,984
                                                          --------------
        METALS & MINING - 2.9%
        Fording Canadian Coal Trust(a).........   156,500     14,429,300
        RTI International Metals, Inc.*........   257,900      8,100,639
                                                          --------------
                                                              22,529,939
                                                          --------------
        OIL & GAS - 13.4%
        Comstock Resources, Inc.*..............   197,100      4,984,659
        Maverick Tube Corp.*(a)................   251,300      7,488,740
        Pogo Producing Co.(a)..................   377,500     19,599,800
        Smedvig ASA - Series A.................   674,600     13,574,056
        St. Mary Land & Exploration Co.(a).....   710,000     20,575,800
        Tidewater, Inc.(a).....................   328,800     12,533,856
        Whiting Petroleum Corp.*...............   531,773     19,308,678
        Willbros Group, Inc.*(a)...............   377,100      5,400,072
                                                          --------------
                                                             103,465,661
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       PAPER & FOREST PRODUCTS - 1.2%
       TimberWest Forest Corp.................    772,200 $    9,280,008
                                                          --------------
       PHARMACEUTICALS - 1.2%
       PAREXEL International Corp.*(a)........    281,481      5,587,398
       Pharmaceutical Product Development,
         Inc.*(a).............................     86,175      4,038,160
                                                          --------------
                                                               9,625,558
                                                          --------------
       REAL ESTATE - 12.1%
       Avatar Holdings, Inc.*(a)..............     90,500      4,549,435
       Brascan Corp. - Class A................    245,000      9,349,200
       Catellus Development Corp. (REIT)......    245,945      8,066,996
       Forest City Enterprises, Inc. - Class A    201,500     14,306,500
       Jones Lang Lasalle, Inc.*(a)...........    179,300      7,930,439
       Origen Financial, Inc. (REIT)..........    708,509      5,242,967
       PS Business Parks, Inc. (REIT).........     61,200      2,720,340
       St. Joe Co. (The)......................    216,300     17,637,102
       Trammell Crow Co.*.....................    756,500     18,337,560
       Wellsford Real Properties, Inc.*.......    279,100      4,948,443
                                                          --------------
                                                              93,088,982
                                                          --------------
       RETAIL - SPECIALTY - 3.0%
       Buckle, Inc. (The )....................    124,800      5,533,632
       Dress Barn, Inc. (The)*(a).............    454,800     10,292,124
       Sears Holdings Corp.*..................     47,400      7,103,838
                                                          --------------
                                                              22,929,594
                                                          --------------
       SOFTWARE - 1.3%
       Geac Computer Corp., Ltd.*.............    773,600      6,738,056
       Sybase, Inc.*..........................    174,900      3,209,415
                                                          --------------
                                                               9,947,471
                                                          --------------
       TEXTILES, APPAREL & LUXURY GOODS - 1.1%
       K-Swiss, Inc. - Class A(a).............    266,759      8,626,986
                                                          --------------
       TRANSPORTATION - 1.8%
       Alexander & Baldwin, Inc...............    297,031     13,767,387
                                                          --------------
       Total Common Stocks
       (Cost $470,241,937)                                   641,407,941
                                                          --------------
       PREFERRED STOCK - 0.1%
       REAL ESTATE - 0.1%
       CRT Properties, Inc. (REIT)
       (Cost $917,500)........................     36,700        906,857
                                                          --------------

     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 38.8%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/05 at 2.00% to be repruchased
       at $122,959,831 on 07/01/05
       collateralized by $125,100,000
       FHLMC at 4.125% due 11/18/09 with
       a value of $125,412,750................ $122,953,000 $  122,953,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  175,351,718    175,351,718
                                                            --------------
     Total Short-Term Investments
     (Cost $298,304,718)                                       298,304,718
                                                            --------------

     TOTAL INVESTMENTS - 122.2%
     (Cost $769,464,155)                                       940,619,516

     Other Assets and Liabilities (net) - (22.2%)             (171,152,731)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  769,466,785
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                SHARES       (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 95.9%
      AEROSPACE & DEFENSE - 3.2%
      Alliant Techsystems, Inc.*.............       94,000 $    6,636,400
      Goodrich Corp.(b)......................       78,000      3,194,880
      Rockwell Collins, Inc..................      178,000      8,487,040
                                                           --------------
                                                               18,318,320
                                                           --------------
      AIR FREIGHT & LOGISTICS - 0.2%
      Expeditors International of Washington,
        Inc..................................       20,000        996,200
                                                           --------------
      AIRLINES - 1.3%
      JetBlue Airways Corp.*(a)..............      133,000      2,718,520
      Southwest Airlines Co..................      351,000      4,889,430
                                                           --------------
                                                                7,607,950
                                                           --------------
      AUTOMOTIVE - 1.9%
      CarMax, Inc.*(a).......................       84,000      2,238,600
      Oshkosh Truck Corp.....................       68,000      5,323,040
      TRW Automotive Holdings Corp*..........      138,000      3,382,380
                                                           --------------
                                                               10,944,020
                                                           --------------
      BEVERAGES - 0.6%
      Cott Corp.*(a).........................      169,000      3,689,270
                                                           --------------
      BIOTECHNOLOGY - 0.7%
      Celgene Corp.*(a)......................       54,000      2,201,580
      Protein Design Labs, Inc.*(a)..........       92,000      1,859,320
                                                           --------------
                                                                4,060,900
                                                           --------------
      COMMERCIAL SERVICES & SUPPLIES - 7.2%
      Apollo Group, Inc. - Class A*..........       33,000      2,581,260
      Certegy, Inc...........................      174,000      6,650,280
      ChoicePoint, Inc.*.....................      155,000      6,207,750
      Cogent Inc.*(a)........................       46,000      1,313,300
      Education Management Corp.*............      106,000      3,575,380
      Global Payments, Inc.(a)...............       54,000      3,661,200
      Iron Mountain, Inc.(a).................      168,000      5,211,360
      Manpower, Inc..........................      125,000      4,972,500
      MoneyGram International, Inc...........      182,000      3,479,840
      Robert Half International, Inc.........       93,000      2,322,210
      Viad Corp..............................       55,000      1,558,700
                                                           --------------
                                                               41,533,780
                                                           --------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 0.5%
      American Tower Corp. - Class A*(a).....       26,100        548,622
      Comverse Technology, Inc.*.............       92,000      2,175,800
                                                           --------------
                                                                2,724,422
                                                           --------------
      COMPUTER SOFTWARE & PROCESSING - 0.4%
      Jack Henry & Associates, Inc.(a).......      124,000      2,270,440
                                                           --------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.0%
      Danaher Corp.(a).......................       73,000      3,820,820
      Diebold, Inc...........................       75,000      3,383,250
      Dolby Laboratories, Inc.*..............      112,000      2,470,720
      Flextronics International, Ltd.*.......      377,000      4,980,170

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       -----------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
       FLIR Systems, Inc.*(a)...............      127,000 $    3,789,680
       FMC Technologies, Inc.*..............      118,000      3,772,460
       Gentex Corp.(a)......................      275,000      5,005,000
       Harman International Industries, Inc.       48,000      3,905,280
       Jabil Circuit, Inc.*.................      176,000      5,408,480
       Xilinx, Inc..........................      151,000      3,850,500
                                                          --------------
                                                              40,386,360
                                                          --------------
       FINANCIALS - DIVERSIFIED - 5.7%
       Ameritrade Holding Corp.*(a).........      352,000      6,543,680
       CapitalSource, Inc.*(a)..............      151,000      2,964,130
       E*TRADE Financial Corp.*.............      250,000      3,497,500
       Eaton Vance Corp.(a).................      170,000      4,064,700
       Federated Investors, Inc. - Class B..       65,000      1,950,650
       Investors Financial Services Corp.(a)       23,000        869,860
       Legg Mason, Inc.(a)..................       53,000      5,517,830
       Nuveen Investments - Class A(a)......       78,000      2,934,360
       SVB Financial Group*.................       29,000      1,389,100
       Waddell & Reed Financial,
         Inc. - Class A.....................      172,000      3,182,000
                                                          --------------
                                                              32,913,810
                                                          --------------
       FOOD & DRUG RETAILING - 2.4%
       Omnicare, Inc........................      212,000      8,995,160
       Shoppers Drug Mart Corp..............       39,000      1,352,288
       Shoppers Drug Mart Corp.*(144A)(c)...       28,000        970,874
       Whole Foods Market, Inc..............       21,000      2,484,300
                                                          --------------
                                                              13,802,622
                                                          --------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
       Bausch & Lomb, Inc...................       25,000      2,075,000
       Edwards Lifesciences Corp.*(a).......       85,000      3,656,700
       Gen-Probe, Inc.*.....................       52,000      1,883,960
       INAMED Corp.*........................       22,000      1,473,340
       Kinetic Concepts, Inc.*..............       64,000      3,840,000
       Varian Medical Systems, Inc.*........       46,000      1,717,180
       Waters Corp.*........................       67,000      2,490,390
                                                          --------------
                                                              17,136,570
                                                          --------------
       HEALTH CARE PROVIDERS & SERVICES - 4.5%
       Community Health Systems, Inc.*......       95,000      3,590,050
       Coventry Health Care, Inc.*..........       44,000      3,113,000
       DaVita, Inc.*........................       42,000      1,910,160
       Health Management Associates,
         Inc. - Class A.....................      188,000      4,921,840
       Laboratory Corporation of America....
       Holdings*............................      114,000      5,688,600
       Manor Care, Inc......................      170,000      6,754,100
                                                          --------------
                                                              25,977,750
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                               SHARES       (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - 2.2%
       Cheesecake Factory, Inc. (The)*(a)....      110,000 $    3,820,300
       Fairmont Hotels & Resorts, Inc.(a)....      188,000      6,548,040
       P.F. Chang's China Bistro, Inc.*(a)...       42,000      2,477,160
                                                           --------------
                                                               12,845,500
                                                           --------------

       INDUSTRIAL CONGLOMERATES - 3.9%
       American Standard Cos., Inc...........      101,000      4,233,920
       ITT Industries, Inc...................       54,000      5,272,020
       Roper Industries, Inc.................      114,000      8,136,180
       Teleflex, Inc.(a).....................       76,000      4,512,120
                                                           --------------
                                                               22,154,240
                                                           --------------
       INSURANCE - 3.0%
       Assurant, Inc.........................      169,000      6,100,900
       Axis Capital Holdings, Ltd.(a)........       84,000      2,377,200
       Principal Financial Group, Inc.(a)....       89,000      3,729,100
       Protective Life Corp..................       42,000      1,773,240
       Willis Group Holdings, Ltd.(a)........       97,000      3,173,840
                                                           --------------
                                                               17,154,280
                                                           --------------
       INTERNET SOFTWARE & SERVICES - 4.1%
       Amazon.com, Inc.*(a)..................       96,000      3,175,680
       CheckFree Corp.*......................       83,000      2,826,980
       CNET Networks, Inc.*(a)...............      273,000      3,205,020
       Getty Images, Inc.*(a)................       23,000      1,707,980
       Juniper Networks, Inc.*...............       90,000      2,266,200
       Macromedia, Inc.*.....................       34,000      1,299,480
       McAfee, Inc.*.........................      196,000      5,131,280
       Monster Worldwide, Inc.*..............      127,000      3,642,360
                                                           --------------
                                                               23,254,980
                                                           --------------
       IT CONSULTING & SERVICES - 1.7%
       CACI International, Inc. - Class A*(a)       67,000      4,231,720
       DST Systems, Inc.*....................      122,000      5,709,600
                                                           --------------
                                                                9,941,320
                                                           --------------
       LEISURE EQUIPMENT & PRODUCTS - 1.0%
       Brunswick Corp........................      136,000      5,891,520
                                                           --------------
       MEDIA - 4.6%
       Catalina Marketing Corp.(a)...........      121,000      3,074,610
       Citadel Broadcasting Corp.*(a)........      339,000      3,881,550
       Cox Radio, Inc. - Class A*............      111,000      1,748,250
       Dreamworks Animation SKG, Inc.*.......       80,000      2,096,000
       Entercom Communications Corp.*(a).....       37,000      1,231,730
       Rogers Communications,
         Inc. - Class B(a)...................      188,000      6,181,440
       Scholastic Corp.*(a)..................       48,000      1,850,400
       Univision Communications,
         Inc. - Class A*(a)..................      147,000      4,049,850
       XM Satellite Radio Holdings,
         Inc. - Class A*(a)..................       62,000      2,086,920
                                                           --------------
                                                               26,200,750
                                                           --------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       -----------------------------------------------------------------

       METALS & MINING - 0.6%
       Newmont Mining Corp..................       85,000 $    3,317,550
                                                          --------------
       OIL & GAS - 6.6%
       BJ Services Co.......................      138,000      7,242,240
       EOG Resources, Inc...................      125,000      7,100,000
       Murphy Oil Corp......................      144,000      7,521,120
       Smith International, Inc.............      101,000      6,433,700
       Western Gas Resources, Inc.(a).......      100,000      3,490,000
       XTO Energy, Inc.(a)..................      183,000      6,220,170
                                                          --------------
                                                              38,007,230
                                                          --------------
       PHARMACEUTICALS - 8.5%
       Abgenix, Inc.*(a)....................       94,000        806,520
       Alkermes, Inc.*(a)...................      143,000      1,890,460
       Amylin Pharmaceuticals, Inc.*(a).....       71,000      1,486,030
       Andrx Corp.*(a)......................      105,000      2,132,550
       Barr Laboratories, Inc.*.............      104,000      5,068,960
       Cephalon, Inc.*(a)...................       95,000      3,781,950
       Elan Corp. Plc (ADR)*(a).............      279,000      1,902,780
       Gilead Sciences, Inc.*...............      138,000      6,070,620
       Human Genome Sciences, Inc.*(a)......      117,000      1,354,860
       IVAX Corp............................      261,000      5,611,500
       Medimmune, Inc.*.....................      285,000      7,615,200
       Neurocrine Biosciences, Inc.*(a).....       55,000      2,313,300
       OSI Pharmaceuticals, Inc.*...........       25,000      1,021,750
       Sepracor, Inc.*......................       53,000      3,180,530
       Taro Pharmaceutical Industries,
         Ltd. - Class A*(a).................       50,000      1,453,500
       Valeant Pharmaceuticals International       75,000      1,322,250
       Vertex Pharmaceuticals, Inc.*(a).....      103,000      1,734,520
                                                          --------------
                                                              48,747,280
                                                          --------------
       RETAIL - SPECIALTY - 6.2%
       Best Buy Co., Inc....................      106,000      7,266,300
       CDW Corp.............................       73,000      4,167,570
       Dollar General Corp.(a)..............      158,000      3,216,880
       Family Dollar Stores, Inc............      165,000      4,306,500
       MSC Industrial Direct Co.,
         Inc. - Class A.....................       26,000        877,500
       O' Reilly Automotive, Inc.*(a).......      132,000      3,934,920
       PETsMART, Inc........................      165,000      5,007,750
       Ross Stores, Inc.....................      125,000      3,613,750
       Williams-Sonoma, Inc.*...............       85,000      3,363,450
                                                          --------------
                                                              35,754,620
                                                          --------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.8%
       AMIS Holdings, Inc.*(a)..............      122,000      1,627,480
       Integrated Circuit Systems, Inc.*....      109,000      2,249,760
       Intersil Corp. - Class A(a)..........      236,000      4,429,720
       Marvell Technology Group, Ltd.*......       31,000      1,179,240
       Microchip Technology, Inc............      166,000      4,916,920
       Novellus Systems, Inc................      169,000      4,175,990

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                  SHARES       (NOTE 2)
     ----------------------------------------------------------------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
     PMC-Sierra, Inc.*(a).....................      189,000 $    1,763,370
     Semtech Corp.*(a)........................       96,000      1,598,400
                                                            --------------
                                                                21,940,880
                                                            --------------
     SOFTWARE - 5.0%
     Activision, Inc.*........................      148,000      2,444,960
     Adobe Systems, Inc.......................       86,000      2,461,320
     Cadence Design Systems, Inc.*(a).........      302,000      4,125,320
     Intuit, Inc.*............................       35,000      1,578,850
     Mercury Interactive Corp.*...............       70,000      2,685,200
     NAVTEQ Corp.*............................      119,000      4,424,420
     Red Hat, Inc.*(a)........................      171,000      2,240,100
     Sungard Data Systems, Inc.*..............       66,000      2,321,220
     VeriSign, Inc.*..........................      219,000      6,298,440
                                                            --------------
                                                                28,579,830
                                                            --------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.2%
     ADTRAN, Inc..............................      171,000      4,239,090
     Garmin, Ltd.(a)..........................       78,000      3,334,500
     Harris Corp..............................      233,000      7,271,930
     Telus Corp...............................      108,000      3,794,142
                                                            --------------
                                                                18,639,662
                                                            --------------
     TELECOMMUNICATION SERVICES - WIRELESS - 2.3%
     Crown Castle International Corp.*(a).....      277,000      5,628,640
     Nextel Partners, Inc. - Class A*(a)......      237,000      5,965,290
     Research In Motion, Ltd.*................       25,000      1,843,750
                                                            --------------
                                                                13,437,680
                                                            --------------
     TRANSPORTATION - 0.6%
     C.H. Robinson Worldwide, Inc.............       59,000      3,433,800
                                                            --------------
     Total Common Stocks (Cost $ 464,806,329)                  551,663,536
                                                            --------------

     SHORT-TERM INVESTMENTS - 27.1%
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  130,330,151    130,330,151
     T. Rowe Price Government Reserve
       Investment Fund**......................   25,717,890     25,717,890
                                                            --------------
     Total Short-Term Investments
     (Cost $156,048,041)                                       156,048,041
                                                            --------------

     TOTAL INVESTMENTS - 123.0%
     (Cost $620,854,370)                                       707,711,577

     Other Assets and Liabilities (net) - (23.0%)             (132,422,918)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  575,288,659
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Affiliated Issuer. See Note 3 for additional information.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 95.7%
         AEROSPACE & DEFENSE - 0.6%
         Goodrich Corp........................     27,330 $   1,119,437
                                                          -------------
         AUTO COMPONENTS - 0.5%
         Advance Auto Parts, Inc.*............     15,110       975,351
                                                          -------------
         BANKS - 0.7%
         City National Corp...................     18,070     1,295,800
                                                          -------------
         BEVERAGES, FOOD & TOBACCO - 0.7%
         Constellation Brands, Inc.*..........     44,540     1,313,930
                                                          -------------
         BIOTECHNOLOGY - 1.7%
         Celgene Corp.*.......................     33,880     1,381,288
         Genzyme Corp.*.......................     29,350     1,763,641
                                                          -------------
                                                              3,144,929
                                                          -------------
         BUILDING MATERIALS - 0.7%
         Sherwin-Williams Co. (The)...........     16,010       753,911
         Vulcan Materials, Co.................      8,990       584,260
                                                          -------------
                                                              1,338,171
                                                          -------------
         CHEMICALS - 0.6%
         Mosaic Co. (The)*....................     70,430     1,095,891
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 1.9%
         Alliance Data Systems Corp.*.........     21,460       870,417
         Certegy, Inc.........................     23,690       905,432
         Global Payments, Inc.................     26,075     1,767,885
                                                          -------------
                                                              3,543,734
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 1.6%
         Adtran, Inc..........................     30,930       766,755
         Avid Technology, Inc.*...............     40,730     2,170,094
                                                          -------------
                                                              2,936,849
                                                          -------------
         COMPUTER SERVICES - 1.0%
         Cogent, Inc.*........................     63,230     1,805,217
                                                          -------------
         CONSTRUCTION & ENGINEERING - 2.1%
         D.R. Horton, Inc.....................     32,660     1,228,343
         Fluor Corp...........................     12,260       706,053
         Lennar Corp. - Class A...............     13,570       861,017
         Toll Brothers, Inc.*.................     11,690     1,187,119
                                                          -------------
                                                              3,982,532
                                                          -------------
         CONTAINERS & PACKAGING - 0.4%
         Owens-Illinois, Inc.*................     33,570       840,929
                                                          -------------
         ELECTRICAL EQUIPMENT - 1.9%
         Actuant Corp. - Class A*.............     28,400     1,361,496
         American Power Conversion Corp.......     39,450       930,626
         Ametek, Inc..........................     28,690     1,200,676
                                                          -------------
                                                              3,492,798
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
         Flextronics International, Ltd.*.....    103,550     1,367,896
                                                          -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        FINANCIALS - DIVERSIFIED - 7.5%
        Affiliated Managers Group, Inc.*......     27,765 $   1,897,183
        Ameritrade Holding Corp.*.............     70,580     1,312,082
        Chicago Merchantile Exchange Holdings,
          Inc.................................      5,440     1,607,520
        Fidelity National Financial, Inc......     25,150       897,604
        Jeffries Group, Inc...................     23,870       904,434
        Legg Mason, Inc.......................     18,680     1,944,775
        Northern Trust Corp...................     27,170     1,238,680
        SEI Investments Co....................     41,787     1,560,744
        T. Rowe Price Group, Inc..............     43,260     2,708,076
                                                          -------------
                                                             14,071,098
                                                          -------------
        FOOD & DRUG RETAILING - 0.7%
        Whole Foods Market, Inc...............     11,110     1,314,313
                                                          -------------
        FOOD PRODUCTS - 0.8%
        Campbell-Soup Co......................     22,520       692,940
        Dean Foods Co.........................     20,460       721,011
                                                          -------------
                                                              1,413,951
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 5.3%
        Advanced Medical Optics, Inc.*........     35,830     1,424,243
        Bard (C.R.), Inc......................     34,050     2,264,665
        Bausch & Lomb, Inc....................     16,930     1,405,190
        Dade Behring Holdings, Inc............     31,130     2,023,761
        Henry Schein, Inc.*...................     30,200     1,253,904
        Inamed Corp.*.........................     10,700       716,579
        Patterson Cos., Inc.*.................     18,210       820,907
                                                          -------------
                                                              9,909,249
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 6.7%
        DaVita, Inc.*.........................     28,520     1,297,090
        Laboratory Corporation of America
          Holdings*...........................     19,570       976,543
        LifePoint Hospitals, Inc.*............     17,770       897,740
        Medco Health Solutions, Inc.*.........     17,950       957,812
        Pacificare Health Systems, Inc.*......     26,920     1,923,434
        Quest Diagnostics, Inc................     25,500     1,358,385
        WellChoice, Inc.*.....................     28,550     1,983,368
        WellPoint, Inc.*......................     45,900     3,196,476
                                                          -------------
                                                             12,590,848
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 7.7%
        Cheesecake Factory, Inc. (The)*.......     41,000     1,423,930
        Harrah's Entertainment, Inc...........     27,670     1,994,177
        Host Marriott Corp. (REIT)............     69,620     1,218,350
        MGM MIRAGE*...........................     64,180     2,540,245
        P.F. Chang's China Bistro, Inc.*......     23,480     1,384,850
        Scientific Games Corp. - Class A*.....     58,230     1,568,134
        Starwood Hotels & Resorts Worldwide,
          Inc. - Class B......................     45,660     2,674,306
        Station Casinos, Inc..................     26,280     1,744,992
                                                          -------------
                                                             14,548,984
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ------------------------------------------------------------
          HOUSEHOLD DURABLES - 1.4%
          Fortune Brands, Inc................     30,370 $   2,696,856
                                                         -------------
          HOUSEHOLD PRODUCTS - 0.5%
          Tempur-Pedic International, Inc.*..     40,810       905,166
                                                         -------------
          INDUSTRIAL CONGLOMERATES - 2.9%
          Fisher Scientific Int'l., Inc.*....     23,630     1,533,587
          Pentair, Inc.......................     27,620     1,182,412
          Roper Industries, Inc..............     39,490     2,818,401
                                                         -------------
                                                             5,534,400
                                                         -------------
          INTERNET SOFTWARE & SERVICES - 6.1%
          CNET Networks, Inc.*...............     92,930     1,090,998
          F5 Networks, Inc.*.................     52,380     2,474,169
          Ixia*..............................     62,230     1,209,751
          Juniper Networks, Inc.*............    112,980     2,844,837
          Openwave Sys, Inc.*................     92,040     1,509,456
          VeriSign, Inc.*....................     82,450     2,371,262
                                                         -------------
                                                            11,500,473
                                                         -------------
          LEISURE EQUIPMENT & PRODUCTS - 0.5%
          WMS Industries, Inc.*..............     26,680       900,450
                                                         -------------
          MEDIA - 2.8%
          Getty Images, Inc.*................     17,210     1,278,015
          Monster Worldwide, Inc.*...........     93,290     2,675,557
          Sirius Satellite Radio, Inc.*......    207,030     1,341,554
                                                         -------------
                                                             5,295,126
                                                         -------------
          METALS & MINING - 2.0%
          Allegheny Technologies, Inc........     40,150       885,709
          Joy Global, Inc....................     22,010       739,316
          Peabody Energy Corp................     20,360     1,059,534
          Precision Castparts Corp...........     12,960     1,009,584
                                                         -------------
                                                             3,694,143
                                                         -------------
          OIL & GAS - 6.7%
          Ashland, Inc.......................     13,330       958,027
          Diamond Offshore Drilling, Inc.....     23,040     1,231,027
          Grant Prideco, Inc.*...............     50,110     1,325,409
          National-Oilwell, Inc.*............     30,100     1,430,954
          Questar Corp.......................     20,250     1,334,475
          Range Resources Corp...............     71,630     1,926,847
          Tidewater, Inc.....................     21,010       800,901
          Ultra Petroleum Corp.*.............     54,460     1,653,406
          XTO Energy, Inc....................     57,920     1,968,701
                                                         -------------
                                                            12,629,747
                                                         -------------
          PHARMACEUTICALS - 4.0%
          Community Health Systems, Inc.*....     46,140     1,743,631
          Forest Laboratories, Inc.*.........     23,180       900,543
          Kos Pharmaceuticals, Inc.*.........     15,860     1,038,830
          Sepracor, Inc.*....................     41,620     2,497,616
          Triad Hospitals, Inc.*.............     24,800     1,355,072
                                                         -------------
                                                             7,535,692
                                                         -------------

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------
      REAL ESTATE - 0.6%
      St. Joe Co. (The).........................     14,000 $   1,141,560
                                                            -------------
      RETAIL - SPECIALTY - 7.7%
      Bed Bath & Beyond, Inc.*..................     69,340     2,897,025
      Chico's FAS, Inc.*........................     78,500     2,690,980
      Coach, Inc.*..............................    107,820     3,619,517
      Nordstrom, Inc............................     15,650     1,063,730
      Polo Ralph Lauren Corp....................     19,490       840,214
      Urban Outfitters, Inc.*...................     35,730     2,025,534
      Williams-Sonoma, Inc.*....................     33,210     1,314,120
                                                            -------------
                                                               14,451,120
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.9%
      Altera Corp.*.............................    122,080     2,419,625
      Analog Devices, Inc.......................     28,790     1,074,155
      ASML Holding N.V.*........................     55,610       870,853
      Broadcom Corp. - Class A*.................     78,780     2,797,478
      Cypress Semiconductor Corp.*..............    116,410     1,465,602
      KLA-Tencor Corp...........................     56,410     2,465,117
      Kulicke & Soffa Industries, Inc.*.........     97,330       769,880
      Lam Research Corp.*.......................     45,890     1,328,057
      Marvell Technology Group, Ltd.*...........     40,880     1,555,075
      National Semiconductor Corp...............     59,840     1,318,275
      Varian Semiconductor Equipment Associates,
        Inc.*...................................     17,480       646,760
                                                            -------------
                                                               16,710,877
                                                            -------------
      SOFTWARE - 1.8%
      Cognizant Technology Solutions
        Corp. - Class A*........................     49,400     2,328,222
      Take-Two Interactive Software, Inc.*......     39,350     1,001,457
                                                            -------------
                                                                3,329,679
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.2%
      Amdocs, Ltd.*.............................     35,160       929,279
      Comverse Technology, Inc.*................     95,505     2,258,693
      Tellabs, Inc.*............................    108,160       940,992
                                                            -------------
                                                                4,128,964
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 2.6%
      Alamosa Holdings, Inc.*...................    110,800     1,540,120
      Nextel Partners, Inc. - Class A*..........     55,430     1,395,173
      NII Holdings, Inc. - Class B*.............     29,590     1,891,985
                                                            -------------
                                                                4,827,278
                                                            -------------
      TRANSPORTATION - 1.2%
      C.H. Robinson Worldwide, Inc..............     18,260     1,062,732
      UTI Worldwide, Inc........................     16,990     1,182,844
                                                            -------------
                                                                2,245,576
                                                            -------------
      Total Common Stocks (Cost $155,618,501)                 179,629,014
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                     PAR        VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 3.6%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/05 at 2.00% to
         be repurchased at $6,809,378 on
         07/01/05 collateralized by $6,895,000
         FHLMC 4.50% due 11/15/11 with a value
         of 6,946,713 (Cost $6,809,000)......... $6,809,000 $   6,809,000
                                                            -------------

       TOTAL INVESTMENTS - 99.3%
       (Cost $162,427,501)                                    186,438,014
                                                            -------------

       Other Assets and Liabilities (net) - 0.7%                1,373,353
                                                            -------------

       TOTAL NET ASSETS - 100.0%                            $ 187,811,367
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 89.9 %
        AIRLINES - 0.4%
        Southwest Airlines Co.................     202,300 $   2,818,039
                                                           -------------
        BANKS - 6.8%
        Bank of America Corp..................     450,235    20,535,219
        Bank of New York Co., Inc.*...........     198,000     5,698,440
        SunTrust Banks, Inc...................      14,700     1,061,928
        Wachovia Corp.........................      94,800     4,702,080
        Wells Fargo & Co......................     228,500    14,071,030
                                                           -------------
                                                              46,068,697
                                                           -------------
        BEVERAGES - 1.2%
        Coca-Cola Co. (The)...................     199,500     8,329,125
                                                           -------------
        CHEMICALS - 3.4%
        Dow Chemical Co.......................     132,100     5,882,413
        E. I. du Pont de Nemours & Co.........     294,000    12,644,940
        Rohm & Haas Co........................      95,800     4,439,372
                                                           -------------
                                                              22,966,725
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.4%
        First Data Corp.......................      73,300     2,942,262
                                                           -------------
        COMMUNICATIONS EQUIPMENT - 0.5%
        Andrew Corp.*.........................      49,200       627,792
        Nokia Corp.(ADR)......................      79,400     1,321,216
        Telefonaktiebolaget LM Ericsson(ADR)..      34,400     1,099,080
                                                           -------------
                                                               3,048,088
                                                           -------------
        COMPUTERS & PERIPHERALS - 1.3%
        Hewlett-Packard Co....................     200,500     4,713,755
        International Business Machines Corp..      27,700     2,055,340
        Lexmark International, Inc. - Class A*      28,500     1,847,655
                                                           -------------
                                                               8,616,750
                                                           -------------
        ELECTRIC UTILITIES - 2.5%
        Dominion Resources, Inc...............      79,000     5,797,810
        FirstEnergy Corp......................     148,400     7,139,524
        Public Service Enterprise Group, Inc..      65,700     3,995,874
                                                           -------------
                                                              16,933,208
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
        American Electric Power Co., Inc......     145,000     5,346,150
        Flextronics International, Ltd.*......     128,300     1,694,843
        Jabil Circuit, Inc.*..................       6,500       199,745
        KEMET Corp.*..........................      76,000       478,800
                                                           -------------
                                                               7,719,538
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 0.8%
        Constellation Energy Group............      96,200     5,549,778
                                                           -------------
        FINANCIALS - DIVERSIFIED - 10.4%
        Ambac Financial Group, Inc............      46,200     3,222,912
        Capital One Financial Corp............      10,600       848,106
        Citigroup, Inc........................     360,000    16,642,800
        Fannie Mae............................      42,200     2,464,480
        Freddie Mac...........................     403,700    26,333,351

    -----------------------------------------------------------------------
    SECURITY                                                     VALUE
    DESCRIPTION                                     SHARES      (NOTE 2)
    -----------------------------------------------------------------------

    FINANCIALS - DIVERSIFIED - CONTINUED
    JPMorgan Chase & Co..........................     150,000 $   5,298,000
    Lehman Brothers Holdings, Inc................      32,000     3,176,960
    Merrill Lynch & Co., Inc.....................      83,500     4,593,335
    PNC Financial Services Group, Inc............     148,900     8,109,094
                                                              -------------
                                                                 70,689,038
                                                              -------------
    FOOD & DRUG RETAILING - 3.2%
    Kraft Foods, Inc. - Class A..................     260,600     8,289,686
    Unilever NV..................................     207,800    13,471,674
                                                              -------------
                                                                 21,761,360
                                                              -------------
    HOUSEHOLD PRODUCTS - 2.0%
    Kimberly-Clark Corp..........................     214,400    13,419,296
                                                              -------------
    HOTEL, RESTAURANTS & LEISURE - 0.4%
    McDonald's Corp.*............................      90,200     2,503,050
                                                              -------------
    INSURANCE - 5.1%
    AFLAC, Inc...................................      39,300     1,700,904
    American International Group, Inc............      74,100     4,305,210
    Assurant, Inc................................      39,600     1,429,560
    Berkshire Hathaway, Inc. - Class B*..........         710     1,976,285
    Chubb Corp. (The)............................     138,200    11,831,302
    Genworth Financial, Inc. - Class A...........     101,200     3,059,276
    Hartford Financial Services Group, Inc.......      22,000     1,645,160
    RenaissanceRe Holdings, Ltd..................      13,900       684,436
    St. Paul Travelers Co., Inc. (The)...........      64,600     2,553,638
    Torchmark Corp...............................      97,200     5,073,840
                                                              -------------
                                                                 34,259,611
                                                              -------------
    INTERNET SOFTWARE & SERVICES - 0.3%
    Cisco Systems, Inc.*.........................     114,800     2,193,828
                                                              -------------
    IT CONSULTING & SERVICES 0.8%
    Affiliated Computer Services, Inc. - Class A*     104,300     5,329,730
                                                              -------------
    LEISURE EQUIPMENT & PRODUCTS 1.0%
    Eastman Kodak Co.............................     123,800     3,324,030
    Mattel, Inc..................................     190,700     3,489,810
                                                              -------------
                                                                  6,813,840
                                                              -------------
    MACHINERY - 0.2%
    Cognex Corp..................................      52,900     1,385,451
                                                              -------------
    MEDIA - 7.1%
    Clear Channel Communications, Inc............     423,700    13,105,041
    Liberty Media Corp. - Class A*...............     928,700     9,463,453
    Time Warner, Inc.*...........................     490,900     8,202,939
    Viacom, Inc. - Class B.......................     218,100     6,983,562
    Walt Disney Co. (The)........................     398,900    10,044,302
                                                              -------------
                                                                 47,799,297
                                                              -------------
    METALS & MINING - 1.7%
    Alcoa, Inc...................................     434,900    11,363,937
                                                              -------------
    OIL & GAS - 4.8%
    ConocoPhillips...............................      65,800     3,782,842
    GlobalSantaFe Corp...........................      81,400     3,321,120

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       OIL & GAS - CONTINUED
       Halliburton Co..........................     309,600 $  14,805,072
       Petroleo Brasileiro S. A. (ADR).........      45,600     2,099,424
       Petroleo Brasileiro S. A. (ADR).........       7,100       370,123
       Schlumberger, Ltd.......................      22,300     1,693,462
       Total SA (ADR)..........................      57,000     6,660,450
                                                            -------------
                                                               32,732,493
                                                            -------------
       PAPER & FOREST PRODUCTS - 5.3%
       Georgia-Pacific Corp....................     482,000    15,327,600
       International Paper Co..................     681,640    20,592,344
                                                            -------------
                                                               35,919,944
                                                            -------------
       PHARMACEUTICALS - 14.3%
       AmerisourceBergen Corp..................      88,300     6,105,945
       Bristol-Myers Squibb Co.................     876,100    21,884,978
       GlaxoSmithKline Plc (ADR)...............     643,500    31,216,185
       Pfizer, Inc.............................     330,700     9,120,706
       Roche Holding AG (ADR)..................     148,900     9,380,700
       Sanofi-Aventis (ADR)*...................     111,800     4,582,682
       Schering-Plough Corp....................     349,200     6,655,752
       Wyeth...................................     181,800     8,090,100
                                                            -------------
                                                               97,037,048
                                                            -------------
       RETAIL - MULTILINE - 2.6%
       Federated Department Stores, Inc........      45,000     3,297,600
       May Department Stores Co................      76,000     3,052,160
       Wal-Mart Stores, Inc.*..................     230,100    11,090,820
                                                            -------------
                                                               17,440,580
                                                            -------------
       RETAIL - SPECIALTY - 1.1%
       Best Buy Co., Inc.......................      39,300     2,694,015
       Jones Apparel Group, Inc................     147,400     4,575,296
                                                            -------------
                                                                7,269,311
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.3%
       Credence Systems Corp.*.................     132,700     1,200,935
       Intel Corp.*............................      11,600       302,296
       Novellus Systems, Inc.*.................      13,200       326,172
                                                            -------------
                                                                1,829,403
                                                            -------------
       SOFTWARE - 0.9%
       Check Point Software Technologies, Ltd.*      33,800       669,240
       Microsoft Corp..........................      87,400     2,171,016
       SunGuard Data Systems, Inc.*............      91,000     3,200,470
                                                            -------------
                                                                6,040,726
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.1%
       Amdocs, Ltd.*...........................      22,500       594,675
       SBC Communications, Inc.................     804,200    19,099,750
       Sprint Corp.*...........................     555,900    13,947,531
       Verizon Communications, Inc.............     609,900    21,072,045
                                                            -------------
                                                               54,714,001
                                                            -------------

      --------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      TOBACCO - 1.9%
      Altria Group, Inc........................      203,100 $  13,132,446
                                                             -------------
      Total Common Stocks
      (Cost $605,817,340)                                    $ 608,626,600
                                                             -------------

      SHORT TERM INVESTMENTS - 9.9%
      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES
      Federal Home Loan Bank
      2.600%, due 07/01/05                      $ 67,180,000    67,180,000
                                                             -------------
      Total Short Term Investments
      (Cost $67,180,000)                                        67,180,000
                                                             -------------

      TOTAL INVESTMENTS - 99.8%
      (Cost $672,997,340)                                      675,806,600

      Other Assets and Liabilities (net) - 0.2%                  1,576,657
                                                             -------------

      TOTAL NET ASSETS - 100%                                $ 677,383,257
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2005 (UNAUDITED)


                                                                               Met/AIM           Met/AIM       Goldman Sachs
                                                                         Mid Cap Core Equity Small Cap Growth  Mid-Cap Value
                                                                              Portfolio         Portfolio        Portfolio
                                                                         ------------------- ----------------  -------------
ASSETS
   Investments, at value (Note 2)*                                              $296,389,098     $575,052,012   $322,737,175
   Repurchase Agreement                                                           33,011,000       15,865,000     15,822,000
   Cash                                                                                  373              411            433
   Cash denominated in foreign currencies**                                                1               --             --
   Receivable for investments sold                                                        --       16,473,129      4,238,850
   Receivable for Trust shares sold                                                  151,244          264,253        397,580
   Dividends receivable                                                              203,201           78,336        466,476
   Interest receivable                                                                 2,457            1,181            879
   Unrealized appreciation on forward currency contracts (Note 8)                         --               --             --
                                                                         ------------------- ----------------  -------------
     Total assets                                                                329,757,374      607,734,322    343,663,393
                                                                         ------------------- ----------------  -------------
LIABILITIES
   Payables for:
     Investments purchased                                                         5,194,460       18,638,822     11,995,911
     Trust shares redeemed                                                           270,450          127,114         46,165
     Distribution and services fees - Class B                                         39,093           59,022         19,634
     Distribution and services fees - Class E                                          3,956            1,615             --
     Collateral on securities on loan                                             36,726,477      117,552,957             --
     Investment advisory fee payable (Note 3)                                        169,935          385,814        198,007
     Administration fee payable                                                       29,502           36,880         25,286
     Custodian and accounting fees payable                                            13,322           34,453         15,319
   Accrued expenses                                                                   39,516           53,564         25,370
                                                                         ------------------- ----------------  -------------
     Total liabilities                                                            42,486,711      136,890,241     12,325,692
                                                                         ------------------- ----------------  -------------
NET ASSETS                                                                      $287,270,663     $470,844,081   $331,337,701
                                                                         =================== ================  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $218,739,462     $385,085,643   $283,153,533
   Accumulated net realized gain (loss)                                           49,496,680       31,088,105     17,018,579
   Unrealized appreciation (depreciation) on investments and foreign
    currency                                                                      17,926,198       56,395,381     29,779,496
   Undistributed (distributions in excess of) net investment income                1,108,323       (1,725,048)     1,386,093
                                                                         ------------------- ----------------  -------------
     Total                                                                      $287,270,663     $470,844,081   $331,337,701
                                                                         =================== ================  =============
NET ASSETS
   Class A                                                                      $ 64,170,223     $170,029,862   $232,655,477
                                                                         =================== ================  =============
   Class B                                                                       191,251,158      287,741,809     98,682,224
                                                                         =================== ================  =============
   Class E                                                                        31,849,282       13,072,410             --
                                                                         =================== ================  =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                         4,445,408       12,990,402     18,342,429
                                                                         =================== ================  =============
   Class B                                                                        13,339,154       22,193,370      7,783,140
                                                                         =================== ================  =============
   Class E                                                                         2,213,542        1,002,880             --
                                                                         =================== ================  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                      $      14.44     $      13.09   $      12.68
                                                                         =================== ================  =============
   Class B                                                                             14.34            12.97          12.68
                                                                         =================== ================  =============
   Class E                                                                             14.39            13.03             --
                                                                         =================== ================  =============

----------------------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                           $278,465,622     $518,656,631   $292,957,679
**Cost of cash denominated in foreign currencies                                           1               --             --
+ Cost of written options                                                                 --               --             --

                       See notes to financial statements

Harris Oakmark       Janus          Lord Abbett    Lord Abbett       Lord Abbett
International  Aggressive Growth  America's Value Bond Debenture  Growth and Income
  Portfolio        Portfolio         Portfolio      Portfolio         Portfolio
-------------- -----------------  --------------- --------------  -----------------
$1,134,280,802      $787,233,181      $51,955,166 $1,576,648,173     $3,144,813,669
    35,931,000                --        3,010,000    107,456,000        134,840,000
           108             7,126            1,598         20,896                106
       291,285            39,699               --             --                 --
            --        10,760,676           63,798      9,118,544          6,372,117
     1,157,674           546,891           57,918        891,559          1,085,848
     2,403,242           238,316           91,890        112,051          3,694,668
         1,996            38,297          193,243     19,230,152              7,491
    13,333,019                --               --             --                 --
-------------- -----------------  --------------- --------------  -----------------
 1,187,399,126       798,864,186       55,373,613  1,713,477,375      3,290,813,899
-------------- -----------------  --------------- --------------  -----------------
    17,066,887        13,222,248        1,499,683     13,412,187         22,733,231
       124,774           223,493              170        617,114            513,966
        87,793            53,082           10,757        138,201            221,821
        12,583               753               --          4,370                 --
   168,591,160       122,755,084               --    246,101,521        378,383,282
       674,629           364,848           28,474        602,311          1,232,763
        72,929            51,871            6,278        104,996            226,937
        93,074            20,272           12,601         33,248             38,660
        73,172            58,572           17,539        143,487            299,594
-------------- -----------------  --------------- --------------  -----------------
   186,862,206       136,750,223        1,575,502    261,157,435        403,650,254
-------------- -----------------  --------------- --------------  -----------------
$1,000,602,125      $662,113,963      $53,798,111 $1,452,319,940     $2,887,163,645
============== =================  =============== ==============  =================
$  809,256,636      $583,664,339      $49,109,476 $1,334,273,729     $2,408,430,768
    33,770,865        15,570,986          261,465    (24,424,204)       179,655,731
   140,251,759        63,023,561        3,822,212     19,112,677        248,214,745
    17,322,865          (144,923)         604,958    123,357,738         50,862,401
-------------- -----------------  --------------- --------------  -----------------
$1,000,602,125      $662,113,963      $53,798,111 $1,452,319,940     $2,887,163,645
============== =================  =============== ==============  =================
$  474,187,129      $401,032,648      $        -- $  739,513,280     $1,818,049,122
============== =================  =============== ==============  =================
   423,815,819       255,050,937       53,798,111    677,300,365      1,069,114,523
============== =================  =============== ==============  =================
   102,599,087         6,030,378               --     35,506,295                 --
============== =================  =============== ==============  =================
    32,397,816        52,064,160               --     58,679,104         68,250,837
============== =================  =============== ==============  =================
    29,169,889        33,450,138        3,934,299     54,204,150         40,433,607
============== =================  =============== ==============  =================
     7,045,799           789,275               --      2,833,122                 --
============== =================  =============== ==============  =================
$        14.64      $       7.70      $        -- $        12.60     $        26.64
============== =================  =============== ==============  =================
         14.53              7.62            13.67          12.50              26.44
============== =================  =============== ==============  =================
         14.56              7.64               --          12.53                 --
============== =================  =============== ==============  =================

-----------------------------------------------------------------------------------
$1,007,336,383      $724,226,741      $48,148,095 $1,560,942,005     $2,896,599,938
       292,908            39,713               --             --                 --
            --                --               --             --                 --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2005 (UNAUDITED)

                                                                           Lord Abbett        Lord Abbett        MetLife
                                                                       Growth Opportunities  Mid-Cap Value Aggressive Strategy
                                                                            Portfolio          Portfolio        Portfolio
                                                                       --------------------  ------------- -------------------
ASSETS
   Investments, at value (Note 2)*                                              $67,486,814   $362,399,359        $530,726,139
   Repurchase Agreement                                                           3,680,000      8,724,000                  --
   Cash                                                                                 891             89                   6
   Cash denominated in foreign currencies**                                              --             --                  --
   Receivable for investments sold                                                    6,080             --                  --
   Receivable for Trust shares sold                                                      --        104,713              67,803
   Dividends receivable                                                               8,592        352,312                  --
   Interest receivable                                                                  128            485                  --
                                                                       --------------------  ------------- -------------------
      Total assets                                                               71,182,505    371,580,958         530,793,948
                                                                       --------------------  ------------- -------------------
LIABILITIES
   Due to Bank
   Payables for:
      Investments purchased                                                       1,311,498        716,691              67,680
      Trust shares redeemed                                                           7,936          3,677                 123
      Distribution and services fees - Class B                                        7,526         40,760             108,061
      Distribution and services fees - Class E                                           --             --                  --
      Collateral on securities on loan                                            9,571,084     50,076,477                  --
      Investment advisory fee payable (Note 3)                                       30,521        177,890              35,938
      Administration fee payable                                                      9,995         27,385               1,714
      Custodian and accounting fees payable                                          11,408         12,455               4,677
   Accrued expenses                                                                  18,115         29,813              13,720
                                                                       --------------------  ------------- -------------------
      Total liabilities                                                          10,968,083     51,085,148             231,913
                                                                       --------------------  ------------- -------------------
NET ASSETS                                                                      $60,214,422   $320,495,810        $530,562,035
                                                                       ====================  ============= ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $51,938,735   $227,664,242        $517,531,392
   Accumulated net realized gain (loss)                                           1,382,288     20,820,555            (147,355)
   Unrealized appreciation (depreciation) on investments and foreign
    currency                                                                      7,078,367     69,292,285          12,626,552
   Undistributed (distributions in excess of) net investment income                (184,968)     2,718,728             551,446
                                                                       --------------------  ------------- -------------------
      Total                                                                     $60,214,422   $320,495,810        $530,562,035
                                                                       ====================  ============= ===================
NET ASSETS
   Class A                                                                      $23,148,291   $118,715,880        $     10,470
                                                                       ====================  ============= ===================
   Class B                                                                       37,066,131    201,779,930         530,551,565
                                                                       ====================  ============= ===================
   Class E                                                                               --             --                  --
                                                                       ====================  ============= ===================
CAPITAL SHARES OUTSTANDING
   Class A                                                                        2,243,814      5,359,571                 974
                                                                       ====================  ============= ===================
   Class B                                                                        3,639,825      9,188,814          49,374,597
                                                                       ====================  ============= ===================
   Class E                                                                               --             --                  --
                                                                       ====================  ============= ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                      $     10.32   $      22.15        $      10.75
                                                                       ====================  ============= ===================
   Class B                                                                            10.18          21.96               10.75
                                                                       ====================  ============= ===================
   Class E                                                                               --             --                  --
                                                                       ====================  ============= ===================

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                            $60,408,447   $293,107,074        $518,099,587

                                                                            MetLife
                                                                       Balanced Strategy
                                                                           Portfolio
                                                                       -----------------
ASSETS
   Investments, at value (Note 2)*                                        $2,770,312,517
   Repurchase Agreement                                                               --
   Cash                                                                               --
   Cash denominated in foreign currencies**                                           --
   Receivable for investments sold                                                    --
   Receivable for Trust shares sold                                            4,348,880
   Dividends receivable                                                               --
   Interest receivable                                                                --
                                                                       -----------------
      Total assets                                                         2,774,661,397
                                                                       -----------------
LIABILITIES
   Due to Bank
   Payables for:
      Investments purchased                                                    4,343,972
      Trust shares redeemed                                                        4,908
      Distribution and services fees - Class B                                   556,792
      Distribution and services fees - Class E                                        --
      Collateral on securities on loan                                                --
      Investment advisory fee payable (Note 3)                                    78,944
      Administration fee payable                                                   1,714
      Custodian and accounting fees payable                                        4,677
   Accrued expenses                                                               15,490
                                                                       -----------------
      Total liabilities                                                        5,006,497
                                                                       -----------------
NET ASSETS                                                                $2,769,654,900
                                                                       =================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                        $2,722,584,017
   Accumulated net realized gain (loss)                                       (3,592,693)
   Unrealized appreciation (depreciation) on investments and foreign
    currency                                                                  49,508,646
   Undistributed (distributions in excess of) net investment income            1,154,930
                                                                       -----------------
      Total                                                               $2,769,654,900
                                                                       =================
NET ASSETS
   Class A                                                                $       10,349
                                                                       =================
   Class B                                                                 2,769,644,551
                                                                       =================
   Class E                                                                            --
                                                                       =================
CAPITAL SHARES OUTSTANDING
   Class A                                                                           996
                                                                       =================
   Class B                                                                   266,722,577
                                                                       =================
   Class E                                                                            --
                                                                       =================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                $        10.39
                                                                       =================
   Class B                                                                         10.38
                                                                       =================
   Class E                                                                            --
                                                                       =================

-----------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                      $2,720,803,871

                       See notes to financial statements

     MetLife            MetLife           MetLife       MFS Research   Neuberger Berman     Oppenheimer
Defensive Strategy  Growth Strategy  Moderate Strategy  International    Real Estate    Capital Appreciation
    Portfolio          Portfolio         Portfolio        Portfolio       Portfolio          Portfolio
------------------  ---------------  -----------------  -------------- ---------------- --------------------
      $292,009,385   $2,417,292,236       $957,392,042  $  980,613,615     $421,280,648       $1,000,938,850
                --               --                 --      15,015,000       16,733,000           57,597,000
                --               --                 --             218              414                  254
                --               --                 --       1,864,399               --                   --
           838,754               --                 --       7,374,986        6,984,633            5,215,758
                --        4,884,328          1,479,125         831,604          683,186              914,203
                --               --                 --         946,239        1,753,898              821,145
                --               --                 --             834              930                3,200
------------------  ---------------  -----------------  -------------- ---------------- --------------------
       292,848,139    2,422,176,564        958,871,167   1,006,646,895      447,436,709        1,065,490,410
------------------  ---------------  -----------------  -------------- ---------------- --------------------
                                  2
           838,754        4,880,711          1,477,474      11,510,340        9,210,615                   --
                --            3,617              1,651         282,728           94,696               86,796
            58,647          487,305            193,249          74,977           48,684               99,448
                --               --                 --           1,475            3,881                   16
                --               --                 --     136,143,669               --           55,797,875
            16,168           77,554             70,100         518,328          238,832              593,713
             1,714            1,714              1,714          62,744           30,062               68,860
             4,677            4,677              4,677         112,055           12,713               40,449
            13,683           16,116             14,948          65,771           18,725               79,980
------------------  ---------------  -----------------  -------------- ---------------- --------------------
           933,643        5,471,696          1,763,813     148,772,087        9,658,208           56,767,137
------------------  ---------------  -----------------  -------------- ---------------- --------------------
      $291,914,496   $2,416,704,868       $957,107,354  $  857,874,808     $437,778,501       $1,008,723,273
==================  ===============  =================  ============== ================ ====================
      $288,475,695   $2,365,997,053       $944,117,440  $  741,896,335     $361,268,291       $  958,181,966
          (929,019)        (614,161)        (1,112,146)     65,310,508       22,587,512           14,930,901
         4,578,949       48,967,976         14,359,185      39,389,598       48,229,092           33,039,925
          (211,129)       2,354,000           (257,125)     11,278,367        5,693,606            2,570,481
------------------  ---------------  -----------------  -------------- ---------------- --------------------
      $291,914,496   $2,416,704,868       $957,107,354  $  857,874,808     $437,778,501       $1,008,723,273
==================  ===============  =================  ============== ================ ====================
      $     10,233   $      145,846       $     10,286  $  480,588,656     $159,526,927       $  528,030,255
==================  ===============  =================  ============== ================ ====================
       291,904,263    2,416,559,022        957,097,068     365,578,816      245,642,110          480,536,863
==================  ===============  =================  ============== ================ ====================
                --               --                 --      11,707,336       32,609,464              156,155
==================  ===============  =================  ============== ================ ====================
             1,018           13,739              1,009      41,998,387       11,984,093           64,661,622
==================  ===============  =================  ============== ================ ====================
        29,071,571      227,649,723         93,981,126      32,121,262       18,475,296           59,263,742
==================  ===============  =================  ============== ================ ====================
                --               --                 --       1,026,197        2,451,584               19,123
==================  ===============  =================  ============== ================ ====================
      $      10.05   $        10.62       $      10.19  $        11.44     $      13.31       $         8.17
==================  ===============  =================  ============== ================ ====================
             10.04            10.62              10.18           11.38            13.30                 8.11
==================  ===============  =================  ============== ================ ====================
                --               --                 --           11.41            13.30                 8.17
==================  ===============  =================  ============== ================ ====================

------------------------------------------------------------------------------------------------------------
      $287,430,436   $2,368,324,260       $943,032,857  $  941,205,784     $373,051,556       $  967,894,536

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2005 (UNAUDITED)


                                                                          PIMCO Inflation     PIMCO           Met/Putnam
                                                                          Protected Bond   Total Return  Capital Opportunities
                                                                             Portfolio      Portfolio          Portfolio
                                                                          --------------- -------------- ---------------------
ASSETS
   Investments in unaffiliated securities, at value (Note 2)*              $1,444,108,001 $2,591,494,551           $57,253,099
   Investment in affiliated security**                                                 --             --                    --
   Repurchase Agreement                                                       183,000,000     22,044,000               217,000
   Cash                                                                         2,343,405      2,777,183                   437
   Cash denominated in foreign currencies***                                      117,165     64,453,593                    --
   Receivable for investments sold                                             30,181,914    498,461,182               316,981
   Receivable for Trust shares sold                                               725,956      1,020,814                 7,290
   Dividends receivable                                                                --             --                56,359
   Interest receivable                                                          3,069,162     14,251,705                     5
   Net variation margin on financial futures contracts (Note 7)                    82,224        955,539                    --
                                                                          --------------- -------------- ---------------------
      Total assets                                                          1,663,627,827  3,195,458,567            57,851,171
                                                                          --------------- -------------- ---------------------
LIABILITIES
   Payables for:
      Investments purchased                                                   800,190,982    229,960,454               213,300
      When-issued / delayed delivery investments (Note 2)                              --    703,755,324                    --
      Trust shares redeemed                                                       237,036        632,829                 1,618
      Securities sold short, at value (proceeds $14,995,277,
       $291,449,713, and $7,329,289) (Note 2)                                  14,961,014    293,482,012                    --
      Open swap contracts at fair value (Note 10)                                 417,581     13,444,477                    --
      Unrealized depreciation on forward currency contracts (Note 8)              364,546        661,919                    --
      Outstanding written options****                                             124,797        718,149                    --
      Distribution and services fees - Class B                                     78,492        210,274                   862
      Distribution and services fees - Class E                                         --         17,975                    --
      Collateral on securities on loan                                                 --             --            11,656,815
      Interest payable swap position                                              323,951      2,067,489                    --
      Investment advisory fee payable (Note 3)                                    343,917        834,727                32,158
      Administration fee payable                                                   68,311        135,908                 9,044
      Custodian and accounting fees payable                                        19,619         56,592                17,405
   Accrued expenses                                                                51,716        115,719                22,627
                                                                          --------------- -------------- ---------------------
      Total liabilities                                                       817,181,962  1,246,093,848            11,953,829
                                                                          --------------- -------------- ---------------------
NET ASSETS                                                                 $  846,445,865 $1,949,364,719           $45,897,342
                                                                          =============== ============== =====================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                         $  814,396,341 $1,887,094,829           $43,385,867
   Accumulated net realized gain (loss)                                        20,847,836     29,487,593            (1,397,555)
   Unrealized appreciation (depreciation) on investments, futures
    contracts, options contracts, swap contracts and foreign currency           2,129,883      8,534,635             3,691,471
   Undistributed (distributions in excess of) net investment income             9,071,805     24,247,662               217,559
                                                                          --------------- -------------- ---------------------
      Total                                                                $  846,445,865 $1,949,364,719           $45,897,342
                                                                          =============== ============== =====================
NET ASSETS
   Class A                                                                 $  464,373,330 $  766,299,524           $41,608,625
                                                                          =============== ============== =====================
   Class B                                                                    382,072,535  1,034,185,037             4,288,717
                                                                          =============== ============== =====================
   Class E                                                                             --    148,880,158                    --
                                                                          =============== ============== =====================
CAPITAL SHARES OUTSTANDING
   Class A                                                                     42,794,038     65,516,605             2,931,263
                                                                          =============== ============== =====================
   Class B                                                                     35,255,700     89,156,808               305,203
                                                                          =============== ============== =====================
   Class E                                                                             --     12,805,233                    --
                                                                          =============== ============== =====================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                 $        10.85 $        11.70           $     14.19
                                                                          =============== ============== =====================
   Class B                                                                          10.84          11.60                 14.05
                                                                          =============== ============== =====================
   Class E                                                                             --          11.63                    --
                                                                          =============== ============== =====================

--------------------------------------------------------------------------------------------------------------------------------
*Investments in unaffiliated securities at cost, excluding Repurchase
 Agreement                                                                 $1,445,380,164 $2,580,749,476           $53,561,628
**Investment in affiliated security at cost                                            --             --                    --
***Cost of cash denominated in foreign currencies                                 117,466     64,310,044                    --
****Cost of written options                                                       158,965      3,279,013                    --

                                                                           RCM Global
                                                                           Technology
                                                                           Portfolio
                                                                          ------------
ASSETS
   Investments in unaffiliated securities, at value (Note 2)*             $225,399,492
   Investment in affiliated security**                                              --
   Repurchase Agreement                                                     15,212,000
   Cash                                                                            445
   Cash denominated in foreign currencies***                                     3,274
   Receivable for investments sold                                           9,900,392
   Receivable for Trust shares sold                                            163,496
   Dividends receivable                                                         97,873
   Interest receivable                                                             845
   Net variation margin on financial futures contracts (Note 7)                     --
                                                                          ------------
      Total assets                                                         250,777,817
                                                                          ------------
LIABILITIES
   Payables for:
      Investments purchased                                                  6,598,797
      When-issued / delayed delivery investments (Note 2)                           --
      Trust shares redeemed                                                    294,547
      Securities sold short, at value (proceeds $14,995,277,
       $291,449,713, and $7,329,289) (Note 2)                                7,103,615
      Open swap contracts at fair value (Note 10)                                   --
      Unrealized depreciation on forward currency contracts (Note 8)                --
      Outstanding written options****                                               --
      Distribution and services fees - Class B                                  16,027
      Distribution and services fees - Class E                                   2,271
      Collateral on securities on loan                                      34,301,216
      Interest payable swap position                                                --
      Investment advisory fee payable (Note 3)                                 170,240
      Administration fee payable                                                21,887
      Custodian and accounting fees payable                                     11,418
   Accrued expenses                                                             29,423
                                                                          ------------
      Total liabilities                                                     48,549,441
                                                                          ------------
NET ASSETS                                                                $202,228,376
                                                                          ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                        $210,944,282
   Accumulated net realized gain (loss)                                    (19,238,179)
   Unrealized appreciation (depreciation) on investments, futures
    contracts, options contracts, swap contracts and foreign currency       11,261,780
   Undistributed (distributions in excess of) net investment income           (739,507)
                                                                          ------------
      Total                                                               $202,228,376
                                                                          ============
NET ASSETS
   Class A                                                                $108,310,905
                                                                          ============
   Class B                                                                  75,985,583
                                                                          ============
   Class E                                                                  17,931,889
                                                                          ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  24,547,014
                                                                          ============
   Class B                                                                  17,401,737
                                                                          ============
   Class E                                                                   4,093,136
                                                                          ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                $       4.41
                                                                          ============
   Class B                                                                        4.37
                                                                          ============
   Class E                                                                        4.38
                                                                          ============

---------------------------------------------------------------------------------------
*Investments in unaffiliated securities at cost, excluding Repurchase
 Agreement                                                                $214,363,418
**Investment in affiliated security at cost                                         --
***Cost of cash denominated in foreign currencies                                   --
****Cost of written options                                                         --

                       See notes to financial statements

 Third Avenue   T. Rowe Price       Turner       Van Kampen
Small Cap Value Mid-Cap Growth  Mid-Cap Growth    Comstock
   Portfolio      Portfolio       Portfolio      Portfolio
--------------- --------------  --------------  ------------
   $817,666,516   $681,993,687    $179,629,014  $608,626,600
             --     25,717,890              --            --
    122,953,000             --       6,809,000    67,180,000
            444             --             231        39,284
             --             --              --            --
      3,704,504        164,721       2,792,762       294,283
        853,597        441,458         206,937     1,285,573
        970,930        202,266          42,058     1,187,045
          6,831         63,610             378            --
             --             --              --            --
--------------- --------------  --------------  ------------
    946,155,822    708,583,632     189,480,380   678,612,785
--------------- --------------  --------------  ------------
        645,081      2,269,351       1,444,487       780,387
             --             --              --            --
         17,691        159,479          32,668        33,550
             --             --              --            --
             --             --              --            --
             --             --              --            --
             --             --              --            --
         77,323         71,031          10,302         2,400
             --          2,568              --            --
    175,351,718    130,330,151              --            --
             --             --              --            --
        462,635        346,085         127,718       349,035
         53,665         45,684          17,551        10,857
         19,446         18,486          15,381        30,918
         61,478         52,138          20,906        22,381
--------------- --------------  --------------  ------------
    176,689,037    133,294,973       1,669,013     1,229,528
--------------- --------------  --------------  ------------
   $769,466,785   $575,288,659    $187,811,367  $677,383,257
=============== ==============  ==============  ============
   $570,978,766   $460,796,819    $164,397,292  $673,617,782
     25,326,424     28,597,826        (141,668)   (1,624,298)
    171,157,448     86,857,606      24,010,513     2,809,260
      2,004,147       (963,592)       (454,770)    2,580,513
--------------- --------------  --------------  ------------
   $769,466,785   $575,288,659    $187,811,367  $677,383,257
=============== ==============  ==============  ============
   $386,280,773   $204,916,911    $137,651,699  $663,066,244
=============== ==============  ==============  ============
    383,186,012    349,658,620      50,159,668    14,317,013
=============== ==============  ==============  ============
             --     20,713,128              --            --
=============== ==============  ==============  ============
     25,379,280     26,647,662      12,142,713    65,886,877
=============== ==============  ==============  ============
     25,227,202     46,010,383       4,433,056     1,423,216
=============== ==============  ==============  ============
             --      2,712,837              --            --
=============== ==============  ==============  ============
   $      15.22   $       7.69    $      11.34  $      10.06
=============== ==============  ==============  ============
          15.19           7.60           11.31         10.06
=============== ==============  ==============  ============
             --           7.64              --            --
=============== ==============  ==============  ============

-------------------------------------------------------------

   $646,511,155   $620,854,370    $160,362,501  $605,817,340
             --     25,717,890              --            --
             --             --              --            --
             --             --              --            --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)


                                                                                     Met/AIM           Met/AIM
                                                                                   Mid Cap Core    Small Cap Growth
                                                                                 Equity Portfolio     Portfolio
                                                                                 ----------------  ----------------
INVESTMENT INCOME:
    Dividends (1)                                                                    $  1,626,312       $   474,183
    Interest (2)                                                                          394,779           267,814
                                                                                 ----------------  ----------------
       Total investment income                                                          2,021,091           741,997
                                                                                 ----------------  ----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                    1,063,839         1,827,013
    Deferred Expense Reimbursement (Note 3)                                                    --           173,254
    Administration fees                                                                    29,537            36,784
    Custody and accounting fees                                                            42,198            74,154
    Distribution fee - Class B                                                            236,469           324,156
    Distribution fee - Class E                                                             23,016             9,253
    Transfer agent fees                                                                    12,951            12,997
    Audit                                                                                  12,120            12,120
    Legal                                                                                  10,906            11,013
    Trustee fees and expenses                                                               6,875             6,875
    Shareholder reporting                                                                  13,660            19,192
    Insurance                                                                               3,578             6,548
    Other                                                                                   2,049             2,331
                                                                                 ----------------  ----------------
       Total expenses                                                                   1,457,198         2,515,690
       Less fees waived and expenses reimbursed by the adviser                                 --                --
       Less broker commission recapture                                                   (38,717)          (50,765)
                                                                                 ----------------  ----------------
    Net expenses                                                                        1,418,481         2,464,925
                                                                                 ----------------  ----------------
    Net investment income                                                                 602,610        (1,722,928)
                                                                                 ----------------  ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                     16,002,105        20,754,359
       Foreign currency related transactions                                                   --                --
                                                                                 ----------------  ----------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                       16,002,105        20,754,359
                                                                                 ----------------  ----------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                          29,471,839        63,681,341
          End of period                                                                17,926,198        56,395,381
                                                                                 ----------------  ----------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                               (11,545,641)       (7,285,960)
                                                                                 ----------------  ----------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                             4,456,464        13,468,399
                                                                                 ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $  5,059,074       $11,745,471
                                                                                 ================  ================

---------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                   $     15,317       $     1,438
(2)Interest income includes security lending income of:                                     5,675           123,944

                                                                                 Goldman Sachs
                                                                                 Mid-Cap Value
                                                                                   Portfolio
                                                                                 -------------
INVESTMENT INCOME:
    Dividends (1)                                                                  $ 2,492,709
    Interest (2)                                                                       102,850
                                                                                 -------------
       Total investment income                                                       2,595,559
                                                                                 -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                 1,015,900
    Deferred Expense Reimbursement (Note 3)                                                 --
    Administration fees                                                                 25,217
    Custody and accounting fees                                                         54,927
    Distribution fee - Class B                                                         109,549
    Distribution fee - Class E                                                              --
    Transfer agent fees                                                                  9,258
    Audit                                                                                9,788
    Legal                                                                                9,501
    Trustee fees and expenses                                                            4,866
    Shareholder reporting                                                                4,044
    Insurance                                                                            2,050
    Other                                                                                   74
                                                                                 -------------
       Total expenses                                                                1,245,174
       Less fees waived and expenses reimbursed by the adviser                              --
       Less broker commission recapture                                                (37,441)
                                                                                 -------------
    Net expenses                                                                     1,207,733
                                                                                 -------------
    Net investment income                                                            1,387,826
                                                                                 -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                  14,473,657
       Foreign currency related transactions                                                --
                                                                                 -------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                    14,473,657
                                                                                 -------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                       26,685,739
          End of period                                                             29,779,496
                                                                                 -------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                              3,093,757
                                                                                 -------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                         17,567,414
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $18,955,240
                                                                                 =============

-----------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                 $     1,435
(2)Interest income includes security lending income of:                                     --

                       See notes to financial statements

Harris Oakmark       Janus          Lord Abbett     Lord Abbett       Lord Abbett
International      Aggressive     America's Value  Bond Debenture  Growth and Income
  Portfolio     Growth Portfolio     Portfolio       Portfolio         Portfolio
--------------  ----------------  ---------------  --------------  -----------------
  $ 15,519,992      $  2,013,504       $  552,084    $  1,385,237      $  28,145,686
       570,431           409,005          311,687      40,775,914          1,220,799
--------------  ----------------  ---------------  --------------  -----------------
    16,090,423         2,422,509          863,771      42,161,151         29,366,485
--------------  ----------------  ---------------  --------------  -----------------
     3,766,006         2,049,466          142,344       3,481,079          7,793,733
            --            55,811               --              --                 --
        72,554            51,463            6,508         104,387            225,009
       403,127            86,691           29,879         103,224            151,281
       523,561           331,512           54,748         828,257          1,375,848
        67,153             4,005               --          26,188                 --
        12,924            12,167            3,365          13,468              8,731
        13,110            12,120           12,288          12,681             12,315
        10,727            10,727           10,727          10,727             10,735
         6,875             6,875            6,904           6,875              6,874
        33,659            24,865              658          64,779            146,552
         9,915             8,201              291          16,771             34,014
         2,782             2,924              403           8,078             17,932
--------------  ----------------  ---------------  --------------  -----------------
     4,922,393         2,656,827          268,115       4,676,514          9,783,024
            --                --          (25,594)             --                 --
       (75,275)          (91,610)          (1,630)             --           (356,056)
--------------  ----------------  ---------------  --------------  -----------------
     4,847,118         2,565,217          240,891       4,676,514          9,426,968
--------------  ----------------  ---------------  --------------  -----------------
    11,243,305          (142,708)         622,880      37,484,637         19,939,517
--------------  ----------------  ---------------  --------------  -----------------
    18,396,641        20,666,992          166,763       7,848,142        162,861,684
      (147,892)               --               --              --
--------------  ----------------  ---------------  --------------  -----------------
    18,248,749        20,666,992          166,763       7,848,142        162,861,684
--------------  ----------------  ---------------  --------------  -----------------
   154,004,079        77,807,798        3,883,374      66,428,920        528,730,437
   140,251,759        63,023,561        3,822,212      19,112,677        248,214,745
--------------  ----------------  ---------------  --------------  -----------------
   (13,752,320)      (14,784,237)         (61,162)    (47,316,243)      (280,515,692)
--------------  ----------------  ---------------  --------------  -----------------
     4,496,429         5,882,755          105,601     (39,468,101)      (117,654,008)
--------------  ----------------  ---------------  --------------  -----------------
  $ 15,739,734      $  5,740,047       $  728,481    $ (1,983,464)     $ (97,714,491)
==============  ================  ===============  ==============  =================

-------------------------------------------------------------------------------------
  $  2,104,977      $     93,821       $      195    $         --      $     280,212
       334,318            27,173               --         381,148             81,752

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)


                                                                            Lord Abbett         Lord Abbett
                                                                        Growth Opportunities      Mid-Cap
                                                                             Portfolio        Value Portfolio
                                                                        --------------------  ---------------
INVESTMENT INCOME:
    Dividends (1)                                                                $   115,599      $ 2,382,326
    Interest (2)                                                                      11,798           75,028
                                                                        --------------------  ---------------
       Total investment income                                                       127,397        2,457,354
                                                                        --------------------  ---------------
EXPENSES:
    Investment advisory fee (Note 3)                                                 207,534        1,033,482
    Deferred Expense Reimbursement (Note 3)                                               --               --
    Administration fees                                                               10,188           27,461
    Custody and accounting fees                                                       30,660           39,148
    Distribution fee - Class B                                                        44,042          229,723
    Distribution fee - Class E                                                            --               --
    Transfer agent fees                                                                6,756            7,339
    Audit                                                                             11,924           11,924
    Legal                                                                             10,727           10,727
    Trustee fees and expenses                                                          6,873            6,875
    Shareholder reporting                                                              1,865           15,047
    Insurance                                                                            724            3,712
    Other                                                                              1,052            1,623
                                                                        --------------------  ---------------
       Total expenses                                                                332,345        1,387,061
       Less fees waived and expenses reimbursed by the adviser                       (21,473)              --
       Less broker commission recapture                                                   --          (10,319)
                                                                        --------------------  ---------------
    Net expenses                                                                     310,872        1,376,742
                                                                        --------------------  ---------------
    Net investment income                                                           (183,475)       1,080,612
                                                                        --------------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                 1,938,457        8,600,926
                                                                        --------------------  ---------------
          Net realized gain (loss) on investments and foreign
            currency related transactions                                          1,938,457        8,600,926
                                                                        --------------------  ---------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                      9,554,478       71,645,111
          End of period                                                            7,078,367       69,292,285
                                                                        --------------------  ---------------
    Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                           (2,476,111)      (2,352,826)
                                                                        --------------------  ---------------
    Net realized and unrealized gain (loss) on investments and foreign
       currency related transactions                                                (537,654)       6,248,100
                                                                        --------------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $  (721,129)     $ 7,328,712
                                                                        ====================  ===============

---------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                               $       783      $     6,815
(2)Interest income includes security lending income of:                                4,537           11,182

                                                                              MetLife             MetLife
                                                                        Aggressive Strategy  Balanced Strategy
                                                                             Portfolio           Portfolio
                                                                        -------------------  -----------------
INVESTMENT INCOME:
    Dividends (1)                                                               $ 1,061,403        $ 3,382,288
    Interest (2)                                                                         --                 --
                                                                        -------------------  -----------------
       Total investment income                                                    1,061,403          3,382,288
                                                                        -------------------  -----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                224,681            871,540
    Deferred Expense Reimbursement (Note 3)                                              --                 --
    Administration fees                                                              14,877             14,877
    Custody and accounting fees                                                      13,502             13,502
    Distribution fee - Class B                                                      563,214          2,875,792
    Distribution fee - Class E                                                           --                 --
    Transfer agent fees                                                               5,554              5,559
    Audit                                                                             8,226              8,226
    Legal                                                                             7,281              7,281
    Trustee fees and expenses                                                         6,423              6,425
    Shareholder reporting                                                             1,850             11,689
    Insurance                                                                           813                813
    Other                                                                               327                328
                                                                        -------------------  -----------------
       Total expenses                                                               846,748          3,816,032
       Less fees waived and expenses reimbursed by the adviser                      (58,248)           (47,538)
       Less broker commission recapture                                                  --                 --
                                                                        -------------------  -----------------
    Net expenses                                                                    788,500          3,768,494
                                                                        -------------------  -----------------
    Net investment income                                                           272,903           (386,206)
                                                                        -------------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                 (147,355)        (3,592,693)
                                                                        -------------------  -----------------
          Net realized gain (loss) on investments and foreign
            currency related transactions                                          (147,355)        (3,592,693)
                                                                        -------------------  -----------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                     6,409,313         12,280,495
          End of period                                                          12,626,552         49,508,646
                                                                        -------------------  -----------------
    Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                           6,217,239         37,228,151
                                                                        -------------------  -----------------
    Net realized and unrealized gain (loss) on investments and foreign
       currency related transactions                                              6,069,884         33,635,458
                                                                        -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 6,342,788        $33,249,252
                                                                        ===================  =================

---------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                              $        --        $        --
(2)Interest income includes security lending income of:                                  --                 --

                       See notes to financial statements

     MetLife            MetLife           MetLife       MFS Research   Neuberger Berman  Oppenheimer Capital
Defensive Strategy  Growth Strategy  Moderate Strategy  International    Real Estate        Appreciation
    Portfolio          Portfolio         Portfolio        Portfolio       Portfolio           Portfolio
------------------  ---------------  -----------------  -------------  ----------------  -------------------
        $   56,261      $ 4,109,578        $   596,816   $ 11,901,036       $ 6,523,364         $  5,710,656
                --               --                 --        424,777           117,243              354,253
------------------  ---------------  -----------------  -------------  ----------------  -------------------
            56,261        4,109,578            596,816     12,325,813         6,640,607            6,064,909
------------------  ---------------  -----------------  -------------  ----------------  -------------------
           111,542          778,067            380,599      2,866,837         1,082,587            2,762,401
                --               --                 --        465,232                --              272,191
            14,877           14,877             14,877         62,427            29,970               72,260
            13,502           13,502             13,502        442,204            34,649               92,592
           278,848        2,513,629            995,648        435,702           217,053              629,168
                --               --                 --          8,864            19,027                   22
             5,558            5,559              5,559         14,153            11,988               12,062
             8,226            8,226              8,226         13,629             9,788               12,120
             7,490            7,281              7,281         10,727             7,866               14,972
             6,423            6,423              6,971          6,872             4,866                6,915
               494           11,148              3,799         27,715             8,620               39,378
               813              813                813          8,026             2,365               12,764
               330              329                328          2,850                75                5,433
------------------  ---------------  -----------------  -------------  ----------------  -------------------
           448,103        3,359,854          1,437,603      4,365,238         1,428,854            3,932,278
           (57,713)         (47,117)           (43,695)            --                --                   --
                --               --                 --       (105,313)          (86,352)              (5,908)
------------------  ---------------  -----------------  -------------  ----------------  -------------------
           390,390        3,312,737          1,393,908      4,259,925         1,342,502            3,926,370
------------------  ---------------  -----------------  -------------  ----------------  -------------------
          (334,129)         796,841           (797,092)     8,065,888         5,298,105            2,138,539
------------------  ---------------  -----------------  -------------  ----------------  -------------------
          (929,019)        (614,161)        (1,112,146)    30,275,912        21,760,512            9,844,028
------------------  ---------------  -----------------  -------------  ----------------  -------------------
          (929,019)        (614,161)        (1,112,146)    30,275,912        21,760,512            9,844,028
------------------  ---------------  -----------------  -------------  ----------------  -------------------
          (468,308)      20,658,397            801,115     95,219,610        44,064,459           66,409,391
         4,578,949       48,967,976         14,359,185     39,389,598        48,229,092           33,039,925
------------------  ---------------  -----------------  -------------  ----------------  -------------------
         5,047,257       28,309,579         13,558,070    (55,830,012)        4,164,633          (33,369,466)
------------------  ---------------  -----------------  -------------  ----------------  -------------------
         4,118,238       27,695,418         12,445,924    (25,554,100)       25,925,145          (23,525,438)
------------------  ---------------  -----------------  -------------  ----------------  -------------------
        $3,784,109      $28,492,259        $11,648,832   $(17,488,212)      $31,223,250         $(21,386,899)
==================  ===============  =================  =============  ================  ===================

-------------------------------------------------------------------------------------------------------------
        $       --      $        --        $        --   $  1,633,524       $    21,736         $    104,398
                --               --                 --        320,390                --               18,605

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)


                                                               PIMCO Inflation     PIMCO           Met/Putnam
                                                               Protected Bond   Total Return  Capital Opportunities
                                                                  Portfolio      Portfolio          Portfolio
                                                               ---------------  ------------  ---------------------
INVESTMENT INCOME:
   Dividends (1)                                                  $     20,067  $    244,466            $   332,789
   Interest (2)                                                     12,092,056    33,843,655                 48,393
                                                               ---------------  ------------  ---------------------
       Total investment income                                      12,112,123    34,088,121                381,182
                                                               ---------------  ------------  ---------------------
EXPENSES:
   Investment advisory fee (Note 3)                                  2,158,114     4,596,599                197,070
   Deferred Expense Reimbursement (Note 3)                                  --       220,000                     --
   Administration fees                                                  67,967       138,895                  9,278
   Custody and accounting fees                                          80,201       226,700                 34,864
   Distribution fee - Class B                                          495,501     1,236,257                  4,914
   Distribution fee - Class E                                               --       106,833                     --
   Transfer agent fees                                                   7,502        17,555                  7,690
   Audit                                                                12,549        12,679                 11,924
   Legal                                                                10,727        14,972                 10,727
   Trustee fees and expenses                                             6,904         8,766                  6,875
   Shareholder reporting                                                13,798        80,524                    934
   Insurance                                                             9,988        21,018                    662
   Organizational expense                                                   --            --                     --
   Other                                                                 3,732        10,066                    657
   Interest expense on reverse repurchase agreement                         --           264                     --
                                                               ---------------  ------------  ---------------------
       Total expenses                                                2,866,983     6,691,128                285,595
       Less investment advisory fee waiver                                  --            --                     --
       Less broker commission recapture                                     --            --                     --
                                                               ---------------  ------------  ---------------------
   Net expenses                                                      2,866,983     6,691,128                285,595
                                                               ---------------  ------------  ---------------------
   Net investment income                                             9,245,140    27,396,993                 95,587
                                                               ---------------  ------------  ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS,
SWAP CONTRACTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
   Net realized gain (loss) on:
       Investments                                                  24,161,095    10,790,650              4,923,953
       Futures contracts                                             1,837,925    16,956,832                     --
       Options contracts                                               171,133     2,452,196                     --
       Swap contracts                                               (4,578,234)  (14,945,128)                    --
       Foreign currency related transactions                           217,043     3,389,213                     --
                                                               ---------------  ------------  ---------------------
          Net realized gain (loss) on investments,
            futures contracts, options contracts, swap
            contracts and foreign currency related
            transactions                                            21,808,962    18,643,763              4,923,953
                                                               ---------------  ------------  ---------------------
   Unrealized appreciation (depreciation) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency
          Beginning of period                                       14,234,514     6,624,166              8,665,754
          End of period                                              2,129,883     8,534,635              3,691,471
                                                               ---------------  ------------  ---------------------
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap contracts
       and foreign currency                                        (12,104,631)    1,910,469             (4,974,283)
                                                               ---------------  ------------  ---------------------
   Net realized and unrealized gain (loss) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency
       related transactions                                          9,704,331    20,554,232                (50,330)
                                                               ---------------  ------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                        $ 18,949,471  $ 47,951,225            $    45,257
                                                               ===============  ============  =====================

--------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                $         --  $          7            $       599
(2)Interest income includes security lending income of:                     --            --                 18,319
 *For the period 5/1/2005 (commencement of operations)
  through 6/30/2005

                       See notes to financial statements

 RCM Global   Third Avenue   T. Rowe Price       Turner       Van Kampen
 Technology  Small Cap Value Mid-Cap Growth  Mid-Cap Growth    Comstock
 Portfolio      Portfolio      Portfolio       Portfolio      Portfolio*
-----------  --------------- --------------  --------------  -----------
$   233,058     $  4,059,149    $ 1,169,575     $   280,337  $ 3,064,702
    193,116        1,125,827        425,733          60,953      244,999
-----------  --------------- --------------  --------------  -----------
    426,174        5,184,976      1,595,308         341,290    3,309,701
-----------  --------------- --------------  --------------  -----------
    891,750        2,530,546      1,970,801         659,825      658,682
    117,863               --          2,646              --           --
     21,973           53,483         45,573          17,550       10,857
     35,125           61,916         60,539          38,469       30,918
    111,180          459,741        410,189          67,344        3,520
         --               --         15,333              --           --
     12,908            8,385         12,598           7,469        4,327
     12,120           12,328         12,120           9,788        4,837
     10,727           10,727         10,727           9,501        3,139
      6,875            6,875          6,875           4,865        2,523
      5,255           28,474         23,224           2,781        6,862
      2,928            7,595          5,864           1,843          694
         --               --             --              --           --
      3,705            3,099          3,116             249        2,829
         --               --             --              --           --
-----------  --------------- --------------  --------------  -----------
  1,232,409        3,183,169      2,579,605         819,684      729,188
         --               --        (14,716)             --           --
    (69,362)              --        (13,757)        (25,357)          --
-----------  --------------- --------------  --------------  -----------
  1,163,047        3,183,169      2,551,132         794,327      729,188
-----------  --------------- --------------  --------------  -----------
   (736,873)       2,001,807       (955,824)       (453,037)   2,580,513
-----------  --------------- --------------  --------------  -----------
 (3,752,160)      22,884,929     14,142,240       3,474,103   (1,624,298)
         --               --             --              --           --
     84,569               --             --              --           --
         --               --             --              --           --
         --               --             --              --           --
-----------  --------------- --------------  --------------  -----------
 (3,667,591)      22,884,929     14,142,240       3,474,103   (1,624,298)
-----------  --------------- --------------  --------------  -----------
 15,839,761      154,022,131     89,052,114      24,500,397           --
 11,261,780      171,157,448     86,857,606      24,010,513    2,809,260
-----------  --------------- --------------  --------------  -----------
 (4,577,981)      17,135,317     (2,194,508)       (489,884)   2,809,260
-----------  --------------- --------------  --------------  -----------
 (8,245,572)      40,020,246     11,947,732       2,984,219    1,184,962
-----------  --------------- --------------  --------------  -----------
$(8,982,445)    $ 42,022,053    $10,991,908     $ 2,531,182  $ 3,765,475
===========  =============== ==============  ==============  ===========

-------------------------------------------------------------------------
$    15,114     $    138,889    $     9,919     $       340  $    96,040
     38,629          310,232         71,053              --           --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                    Met/AIM                         Met/AIM
                                                          Mid Cap Core Equity Portfolio    Small Cap Growth Portfolio
                                                          ---------------------------     ---------------------------
                                                          Period Ended     Year Ended     Period Ended    Year Ended
                                                          June 30, 2005   December 31,    June 30, 2005  December 31,
                                                           (Unaudited)        2004         (Unaudited)       2004
                                                          ------------------------------  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                           $    602,610   $     499,142    $ (1,722,928) $  (3,616,147)
   Net realized gain (loss) on investments and
       currency related transactions                        16,002,105      33,878,964      20,754,359     11,908,664
   Net change in unrealized appreciation
       (depreciation) on investments and foreign
       currency related transactions                       (11,545,641)        849,828      (7,285,960)    24,758,381
                                                          ------------   -------------    ------------  -------------
   Net increase (decrease) in net assets resulting
       from operations                                       5,059,074      35,227,934      11,745,471     33,050,898
                                                          ------------   -------------    ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                        --              --              --             --
     Class B                                                        --              --              --             --
     Class E                                                        --              --              --             --
   From net realized gains
     Class A                                                        --              --              --             --
     Class B                                                        --              --              --             --
                                                          ------------   -------------    ------------  -------------
   Net decrease in net assets resulting from
       distributions                                                --              --              --             --
                                                          ------------   -------------    ------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                41,704,910      54,894,820      73,612,568     86,292,636
     Class B                                                 9,787,769     102,685,594      53,723,063    236,051,026
     Class E                                                 3,274,143      11,547,030       1,555,457      5,979,215
   Net asset value of shares issued through dividend
       reinvestment
     Class A                                                        --              --              --             --
     Class B                                                        --              --              --             --
     Class E                                                        --              --              --             --
   Cost of shares repurchased
     Class A                                               (37,405,856)     (2,497,798)     (1,669,822)    (2,533,281)
     Class B                                               (32,800,164)   (133,288,217)    (81,615,279)  (162,516,156)
     Class E                                                (2,622,886)     (4,345,433)     (1,110,527)    (2,926,367)
                                                          ------------   -------------    ------------  -------------
   Net increase (decrease) in net assets from capital
       share transactions                                  (18,062,084)     28,995,996      44,495,460    160,347,073
                                                          ------------   -------------    ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (13,003,010)     64,223,930      56,240,931    193,397,971
   Net assets at beginning of period                       300,273,673     236,049,743     414,603,150    221,205,179
                                                          ------------   -------------    ------------  -------------
   Net assets at end of period                            $287,270,663   $ 300,273,673    $470,844,081  $ 414,603,150
                                                          ============   =============    ============  =============
   Net assets at end of period includes undistributed
       (distributions in excess of) net investment
       income                                             $  1,108,323   $     505,713    $ (1,725,048) $      (2,120)
                                                          ============   =============    ============  =============
* For the period 5/1/2004 (commencement of operations) through
  12/31/2004.

                       See notes to financial statements

       Goldman Sachs                   Harris Oakmark
  Mid-Cap Value Portfolio         International Portfolio
-----------------------------  ------------------------------
Period Ended   Period Ended     Period Ended     Year Ended
June 30, 2005  December 31,     June 30, 2005   December 31,
 (Unaudited)      2004*          (Unaudited)        2004
-----------------------------  ------------------------------
 $  1,387,826  $    690,163    $   11,243,305  $   6,972,943
   14,473,657     4,549,248        18,248,749     16,508,247
    3,093,757    26,685,739       (13,752,320)   102,823,826
 ------------  ------------    --------------  -------------
   18,955,240    31,925,150        15,739,734    126,305,016
 ------------  ------------    --------------  -------------
           --      (503,784)               --        (67,270)
           --      (246,118)               --             --
           --            --                --         (7,919)
           --    (1,061,691)               --             --
           --      (942,635)               --             --
 ------------  ------------    --------------  -------------
           --    (2,754,228)               --        (75,189)
 ------------  ------------    --------------  -------------
   97,330,836   122,709,132       203,610,096    262,454,536
   18,038,721   146,508,373        51,193,890    359,768,952
           --            --        28,962,415     46,840,558
           --     1,565,475                --         67,269
           --     1,188,753                --             --
           --            --                --          7,919
   (4,557,796)     (600,135)      (13,666,691)    (4,757,148)
  (28,393,460)  (70,578,360)     (117,845,786)  (269,632,570)
           --            --        (3,219,018)    (5,154,361)
 ------------  ------------    --------------  -------------
   82,418,301   200,793,238       149,034,906    389,595,155
 ------------  ------------    --------------  -------------
  101,373,541   229,964,160       164,774,640    515,824,982
  229,964,160            --       835,827,485    320,002,503
 ------------  ------------    --------------  -------------
 $331,337,701  $229,964,160    $1,000,602,125  $ 835,827,485
 ============  ============    ==============  =============
 $  1,386,093  $     (1,733)   $   17,322,865  $   6,079,560
 ============  ============    ==============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                      Janus Aggressive           Lord Abbett America's
                                                      Growth Portfolio              Value Portfolio
                                                ---------------------------    -------------------------
                                                Period Ended    Year Ended     Period Ended   Year Ended
                                                June 30, 2005  December 31,    June 30, 2005 December 31,
                                                 (Unaudited)       2004         (Unaudited)      2004
                                                -----------------------------  --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   (142,708) $    (328,535)    $   622,880  $   592,978
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and currency related
       transactions                               20,666,992      5,126,655         166,763      420,310
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                      (14,784,237)    41,313,797         (61,162)   2,989,773
                                                ------------  -------------     -----------  -----------
   Net increase (decrease) in net assets
       resulting from operations                   5,740,047     46,111,917         728,481    4,003,061
                                                ------------  -------------     -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --             --              --           --
     Class B                                              --             --              --     (602,825)
     Class E                                              --             --              --           --
   From net realized gains
     Class B                                              --             --              --     (294,872)
                                                ------------  -------------     -----------  -----------
   Net decrease in net assets resulting from
       distributions                                      --             --              --     (897,697)
                                                ------------  -------------     -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                     152,700,846    231,046,855              --           --
     Class B                                       4,462,077    253,256,204      17,738,431   26,071,543
     Class E                                       1,164,598      2,264,527              --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --             --              --           --
     Class B                                              --             --              --      897,697
     Class E                                              --             --              --           --
   Cost of shares repurchased
     Class A                                      (9,458,955)   (10,580,251)             --           --
     Class B                                     (87,593,745)  (201,600,167)       (172,102)  (3,544,101)
     Class E                                        (687,989)    (1,239,917)             --           --
                                                ------------  -------------     -----------  -----------
   Net increase (decrease) in net assets
       from capital share transactions            60,586,832    273,147,251      17,566,329   23,425,139
                                                ------------  -------------     -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           66,326,879    319,259,168      18,294,810   26,530,503
   Net assets at beginning of period             595,787,084    276,527,916      35,503,301    8,972,798
                                                ------------  -------------     -----------  -----------
   Net assets at end of period                  $662,113,963  $ 595,787,084     $53,798,111  $35,503,301
                                                ============  =============     ===========  ===========
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $   (144,923) $      (2,215)    $   604,958  $    (6,214)
                                                ============  =============     ===========  ===========

                       See notes to financial statements

          Lord Abbett                       Lord Abbett                  Lord Abbett Growth
   Bond Debenture Portfolio         Growth and Income Portfolio       Opportunities Portfolio
--------------------------------  --------------------------------  ----------------------------
 Period Ended     Year Ended       Period Ended     Year Ended      Period Ended    Year Ended
 June 30, 2005   December 31,      June 30, 2005   December 31,     June 30, 2005  December 31,
  (Unaudited)        2004           (Unaudited)        2004          (Unaudited)       2004
--------------------------------  --------------------------------  ----------------------------
$   37,484,637  $   66,921,986    $   19,939,517  $   30,922,004      $  (183,475)  $  (314,569)
     7,848,142      19,498,066       162,861,684      92,681,329        1,938,457     5,277,754
   (47,316,243)      7,147,712      (280,515,692)    211,963,235       (2,476,111)    1,986,221
--------------  --------------    --------------  --------------      -----------   -----------
    (1,983,464)     93,567,764       (97,714,491)    335,566,568         (721,129)    6,949,406
--------------  --------------    --------------  --------------      -----------   -----------
            --     (16,480,060)               --      (8,324,659)              --            --
            --     (24,779,991)               --      (4,361,705)              --            --
            --      (1,133,005)               --              --               --            --
            --              --                --              --               --            --
--------------  --------------    --------------  --------------      -----------   -----------
            --     (42,393,056)               --     (12,686,364)              --            --
--------------  --------------    --------------  --------------      -----------   -----------
   290,636,613     307,600,359       422,975,812     732,164,945          156,749     1,848,223
    84,016,433     373,022,019        20,418,692     526,114,774        2,534,899     5,987,645
     2,464,926      12,794,717                --              --               --            --
            --      16,480,060                --       8,324,659               --            --
            --      24,779,991                --       4,361,705               --            --
            --       1,133,005                --              --               --            --
   (71,091,607)    (42,951,702)     (412,600,831)   (198,556,419)      (3,225,785)   (5,958,093)
  (181,142,488)   (425,267,564)     (195,663,773)   (494,272,802)      (1,042,482)   (1,543,452)
    (2,004,978)     (3,001,958)               --              --               --            --
--------------  --------------    --------------  --------------      -----------   -----------
   122,878,899     264,588,927      (164,870,100)    578,136,862       (1,576,619)      334,323
--------------  --------------    --------------  --------------      -----------   -----------
   120,895,435     315,763,635      (262,584,591)    907,017,066       (2,297,748)    7,283,729
 1,331,424,505   1,015,660,870     3,149,748,236   2,248,731,170       62,512,170    55,228,441
--------------  --------------    --------------  --------------      -----------   -----------
$1,452,319,940  $1,331,424,505    $2,887,163,645  $3,149,748,236      $60,214,422   $62,512,170
==============  ==============    ==============  ==============      ===========   ===========
$  123,357,738  $   69,369,911    $   50,862,401  $   30,922,884      $  (184,968)  $    (1,494)
==============  ==============    ==============  ==============      ===========   ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                        Lord Abbett                     MetLife
                                                       Mid-Cap Value              Aggressive Strategy
                                                         Portfolio                     Portfolio
                                                --------------------------    --------------------------
                                                Period Ended   Year Ended     Period Ended  Period Ended
                                                June 30, 2005 December 31,    June 30, 2005 December 31,
                                                 (Unaudited)      2004         (Unaudited)     2004*
                                                ----------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $  1,080,612  $  1,721,411    $    272,903  $    911,286
   Net realized gain (loss) on investments         8,600,926    16,015,176        (147,355)           --
   Net change in unrealized appreciation
       (depreciation) on investments              (2,352,826)   38,650,957       6,217,239     6,409,313
                                                ------------  ------------    ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                   7,328,712    56,387,544       6,342,787     7,320,599
                                                ------------  ------------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --      (567,036)             --            --
     Class B                                              --      (641,122)             --      (415,966)
   From net realized gains
     Class A                                              --    (2,682,707)             --            --
     Class B                                              --    (3,866,110)             --      (264,513)
                                                ------------  ------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      --    (7,756,975)             --      (680,479)
                                                ------------  ------------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                       1,221,296    25,436,777          10,000            --
     Class B                                      19,004,123    48,207,902     225,576,679   297,741,324
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --     3,249,744              --            --
     Class B                                              --     4,507,232              --       680,479
   Cost of shares repurchased
     Class A                                     (10,246,155)  (15,760,542)             --            --
     Class B                                        (995,164)     (833,333)     (5,901,561)     (527,793)
                                                ------------  ------------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions             8,984,100    64,807,780     219,685,118   297,894,010
                                                ------------  ------------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           16,312,812   113,438,349     226,027,905   304,534,130
   Net assets at beginning of year               304,182,998   190,744,649     304,534,130            --
                                                ------------  ------------    ------------  ------------
   Net assets at end of period                  $320,495,810  $304,182,998    $530,562,035  $304,534,130
                                                ============  ============    ============  ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $  2,718,728  $  1,638,116    $    551,446  $    278,543
                                                ============  ============    ============  ============

* For the period 5/1/2004 (commencement of operations) through 12/31/2004.


                       See notes to financial statements

            MetLife                         MetLife
       Balanced Strategy               Defensive Strategy
           Portfolio                       Portfolio
--------------------------------  ----------------------------
 Period Ended    Period Ended     Period Ended   Period Ended
 June 30, 2005   December 31,     June 30, 2005  December 31,
  (Unaudited)       2004*          (Unaudited)      2004*
--------------------------------  ----------------------------
$     (386,206) $   16,801,133     $   (334,129) $  2,338,495
    (3,592,693)             --         (929,019)           --
    37,228,151      12,280,495        5,047,257      (468,308)
--------------  --------------     ------------  ------------
    33,249,252      29,081,628        3,784,109     1,870,187
--------------  --------------     ------------  ------------
            --              --               --            --
            --     (14,606,246)              --    (2,169,357)
            --              --               --            --
            --        (897,795)              --       (68,531)
--------------  --------------     ------------  ------------
            --     (15,504,041)              --    (2,237,888)
--------------  --------------     ------------  ------------
        10,000              --           10,000            --
 1,197,862,436   1,533,412,693      170,567,608   127,961,135
            --              --               --            --
            --      15,504,041               --     2,237,888
            --              --               --            --
   (22,694,500)     (1,266,609)     (12,255,330)      (23,213)
--------------  --------------     ------------  ------------
 1,175,177,936   1,547,650,125      158,322,278   130,175,810
--------------  --------------     ------------  ------------
 1,208,427,188   1,561,227,712      162,106,387   129,808,109
 1,561,227,712              --      129,808,109            --
--------------  --------------     ------------  ------------
$2,769,654,900  $1,561,227,712     $291,914,496  $129,808,109
==============  ==============     ============  ============
$    1,154,930  $    1,541,136     $   (211,129) $    123,000
==============  ==============     ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS




                                                                    MetLife                         MetLife
                                                           Growth Strategy Portfolio      Moderate Strategy Portfolio
                                                        ------------------------------    --------------------------
                                                         Period Ended    Period Ended     Period Ended  Period Ended
                                                         June 30, 2005   December 31,     June 30, 2005 December 31,
                                                          (Unaudited)       2004*          (Unaudited)     2004*
                                                        --------------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                         $      796,841  $    9,983,939    $   (797,092) $  7,177,173
   Net realized gain (loss) on investments and
       foreign currency related transactions                  (614,161)             --      (1,112,146)           --
   Net change in unrealized appreciation
       (depreciation) on investments and foreign
       currency related transactions                        28,309,579      20,658,397      13,558,070       801,115
                                                        --------------  --------------    ------------  ------------
   Net increase (decrease) in net assets resulting
       from operations                                      28,492,259      30,642,336      11,648,832     7,978,288
                                                        --------------  --------------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                        --              --              --            --
     Class B                                                        --     (75,364,546)             --    (6,421,967)
     Class E                                                        --              --              --            --
   From net realized gains
     Class A                                                        --              --              --            --
     Class B                                                        --      (1,105,742)             --      (295,434)
     Class E                                                        --              --              --            --
                                                        --------------  --------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                                --      (8,642,188)             --    (6,716,831)
                                                        --------------  --------------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                   145,211                          10,000            --
     Class B                                             1,013,613,865   1,348,842,649     473,383,421   492,444,381
     Class E                                                        --              --              --            --
   Net asset value of shares issued through dividend
       reinvestment
     Class A                                                        --              --              --            --
     Class B                                                        --       8,642,188              --     6,716,831
     Class E                                                        --              --              --            --
   Cost of shares repurchased
     Class A                                                       (92)             --              --            --
     Class B                                                (4,972,000)        (59,360)    (28,284,817)      (72,751)
     Class E                                                        --              --              --            --
                                                        --------------  --------------    ------------  ------------
   Net increase (decrease) in net assets from
       capital share transactions                        1,008,786,984   1,357,425,477     445,108,604   499,088,461
                                                        --------------  --------------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,037,279,243   1,379,425,625     456,757,436   500,349,918
   Net assets at beginning of year                       1,379,425,625              --     500,349,918            --
                                                        --------------  --------------    ------------  ------------
   Net assets at end of period                          $2,416,704,868  $1,379,425,625    $957,107,354  $500,349,918
                                                        ==============  ==============    ============  ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                            $    2,354,000  $    1,557,159    $   (257,125) $    539,967
                                                        ==============  ==============    ============  ============
* For the period 5/1/2004 (commencement of operations) through
  12/31/2004.

                       See notes to financial statements

        MFS Research                  Neuberger Berman
   International Portfolio         Real Estate Portfolio
------------------------------  ----------------------------
Period Ended     Year Ended     Period Ended   Period Ended
June 30, 2005   December 31,    June 30, 2005  December 31,
 (Unaudited)        2004         (Unaudited)      2004*
------------------------------  ----------------------------
 $  8,065,888  $   2,416,749     $  5,298,105  $  4,202,505
   30,275,912     53,491,373       21,760,512     6,909,018
  (55,830,012)    51,410,241        4,164,633    44,064,459
 ------------  -------------     ------------  ------------
  (17,488,212)   107,318,363       31,223,250    55,175,982
 ------------  -------------     ------------  ------------
           --             --               --      (832,185)
           --             --               --    (1,746,645)
           --             --               --      (233,227)
           --       (617,967)              --    (1,991,167)
           --       (851,466)              --    (4,580,859)
           --        (23,550)              --      (570,874)
 ------------  -------------     ------------  ------------
           --     (1,492,983)              --    (9,954,957)
 ------------  -------------     ------------  ------------
  204,255,610    230,295,788       78,950,431    76,262,218
   58,100,227    289,831,263      110,446,376   197,280,431
    1,861,540      8,210,830       11,926,706    18,737,104
           --        617,967               --     2,848,333
           --        851,466               --     6,298,135
           --         23,550               --       808,489
  (19,140,193)   (15,028,001)      (9,632,249)   (2,967,826)
  (79,819,544)  (163,975,108)     (47,791,465)  (78,714,215)
   (1,116,967)    (5,550,819)      (2,532,579)     (585,663)
 ------------  -------------     ------------  ------------
  164,140,673    345,276,936      141,367,220   219,967,006
 ------------  -------------     ------------  ------------
  146,652,461    451,102,316      172,590,470   265,188,031
  711,222,347    260,120,031      265,188,031            --
 ------------  -------------     ------------  ------------
 $857,874,808  $ 711,222,347     $437,778,501  $265,188,031
 ============  =============     ============  ============
 $ 11,278,367  $   3,212,479     $  5,693,606  $    (64,250)
 ============  =============     ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                     Oppenheimer Capital
                                                    Appreciation Portfolio                PIMCO Inflation
                                                -----------------------------        Protected Bond Portfolio
                                                                                   -----------------------------
                                                 Period Ended     Year Ended       Period Ended     Year Ended
                                                 June 30, 2005   December 31,      June 30, 2005   December 31,
                                                  (Unaudited)        2004           (Unaudited)        2004
                                                -------------------------------    -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $    2,138,539  $   4,932,758      $   9,245,140  $   4,649,734
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                          9,844,028     49,604,206         21,808,962     40,058,646
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        (33,369,466)       800,505        (12,104,631)     9,734,940
                                                --------------  -------------  -   -------------  -------------
   Net increase (decrease) in net assets
       resulting from operations                   (21,386,899)    55,337,469         18,949,471     54,443,320
                                                --------------  -------------  -   -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                --       (121,135)                --     (2,957,493)
     Class B                                                --     (4,403,857)                --     (3,342,458)
     Class E                                                --             --                 --             --
   From net realized gains
     Class A                                                --       (860,091)                --    (14,359,910)
     Class B                                                --    (42,042,932)                --    (23,441,391)
     Class E                                                --             --                 --             --
                                                --------------  -------------  -   -------------  -------------
   Net decrease in net assets resulting from
       distributions                                        --    (47,427,915)                --    (44,101,252)
                                                --------------  -------------  -   -------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                       244,208,280    276,201,808        278,400,080    329,566,196
     Class B                                        11,251,753    334,591,684         15,381,970    378,757,210
     Class E                                           162,885             --                 --             --
   Net asset value of shares issued through
       acquisition
     Class A                                                --     18,744,683                 --             --
     Class B                                                --     59,198,053                 --             --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                --        981,226                 --     17,317,403
     Class B                                                --     46,446,689                 --     26,783,849
     Class E                                                --             --                 --             --
   Cost of shares repurchased
     Class A                                        (7,894,299)    (3,341,835)      (157,466,073)    (1,182,332)
     Class B                                      (150,203,163)  (389,381,422)      (142,356,091)  (295,438,207)
     Class E                                            (5,653)            --                 --             --
                                                --------------  -------------  -   -------------  -------------
   Net increase (decrease) in net assets
       from capital share transactions              97,519,803    373,440,887         (6,040,114)   455,804,119
                                                --------------  -------------  -   -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             76,132,904    381,350,441         12,909,357    466,146,187
   Net assets at beginning of year                 932,590,369    551,239,928        833,536,508    367,390,321
                                                --------------  -------------  -   -------------  -------------
   Net assets at end of period                  $1,008,723,273  $ 932,590,369      $ 846,445,865  $ 833,536,508
                                                ==============  =============  =   =============  =============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $    2,570,481  $     431,942      $   9,071,805  $     (24,289)
                                                ==============  =============  =   =============  =============

                       See notes to financial statements

                                        Met/Putnam Capital
             PIMCO                    Opportunities Portfolio
    Total Return Portfolio          --------------------------
--------------------------------
 Period Ended     Year Ended        Period Ended   Year Ended
 June 30, 2005   December 31,       June 30, 2005 December 31,
  (Unaudited)        2004            (Unaudited)      2004
--------------------------------    ---------------------------
$   27,396,993  $   23,273,563       $    95,587  $    164,202
    18,643,763      49,470,077         4,923,953     5,976,598
     1,910,469      (5,551,381)       (4,974,283)    2,265,029
--------------  --------------  -    -----------  ------------
    47,951,225      67,192,259            45,257     8,405,829
--------------  --------------  -    -----------  ------------
            --     (14,778,557)               --            --
            --     (71,868,123)               --            --
            --     (10,030,527)               --            --
            --              --                --            --
            --              --                --            --
            --              --                --            --
--------------  --------------  -    -----------  ------------
            --     (96,677,207)               --            --
--------------  --------------  -    -----------  ------------
   256,080,925     299,306,662           129,493       394,764
    86,933,752     336,377,035           443,045       842,338
     8,000,595      40,054,617                --            --
            --      96,940,433                --            --
            --      74,811,249                --            --
            --      14,778,557                --            --
            --      71,868,123                --            --
            --      10,030,527                --            --
   (87,137,623)    (27,393,396)       (5,445,228)  (11,359,871)
  (106,222,544)   (322,241,332)         (196,206)     (386,484)
    (9,303,422)    (19,571,050)               --            --
--------------  --------------  -    -----------  ------------
   148,351,683     574,961,425        (5,068,896)  (10,509,253)
--------------  --------------  -    -----------  ------------
   196,302,908     545,476,477        (5,023,639)   (2,103,424)
 1,753,061,811   1,207,585,334        50,920,981    53,024,405
--------------  --------------  -    -----------  ------------
$1,949,364,719  $1,753,061,811       $45,897,342  $ 50,920,981
==============  ==============  =    ===========  ============
$   24,247,662  $     (654,766)      $   217,559  $    121,972
==============  ==============  =    ===========  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                        RCM Global                    Third Avenue
                                                   Technology Portfolio        Small Cap Value Portfolio
                                                --------------------------    ---------------------------
                                                Period Ended   Year Ended     Period Ended    Year Ended
                                                June 30, 2005 December 31,    June 30, 2005  December 31,
                                                 (Unaudited)      2004         (Unaudited)       2004
                                                ----------------------------  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   (736,873) $   (879,804)   $  2,001,807  $   2,301,894
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       (3,667,591)  (13,318,968)     22,884,929     12,395,932
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       (4,577,981)    9,470,625      17,135,317    101,882,945
                                                ------------  ------------    ------------  -------------
   Net increase (decrease) in net assets
       resulting from operations                  (8,982,445)   (4,728,147)     42,022,053    116,580,771
                                                ------------  ------------    ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --            --              --     (1,065,538)
     Class B                                              --            --              --     (1,270,051)
   From net realized gains
     Class A                                              --       (60,119)             --     (3,675,389)
     Class B                                              --       (77,324)             --     (8,327,172)
     Class E                                              --       (15,399)             --             --
                                                ------------  ------------    ------------  -------------
   Net decrease in net assets resulting from
       distributions                                      --      (152,842)             --    (14,338,150)
                                                ------------  ------------    ------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                      35,730,792    62,210,581     163,290,616    199,572,136
     Class B                                       4,506,995    81,788,974      18,259,987    217,143,110
     Class E                                       1,001,987    10,445,465              --             --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --        60,119              --      4,740,927
     Class B                                              --        77,324              --      9,597,223
     Class E                                              --        15,399              --             --
   Cost of shares repurchased
     Class A                                      (6,219,262)  (24,912,809)     (6,130,563)    (5,895,238)
     Class B                                     (23,743,802)  (45,631,739)    (89,780,659)  (199,675,201)
     Class E                                      (2,434,193)   (4,296,184)             --             --
                                                ------------  ------------    ------------  -------------
   Net increase (decrease) in net assets
       from capital share transactions             8,842,517    79,757,130      85,639,381    225,482,957
                                                ------------  ------------    ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (139,928)   74,876,141     127,661,434    327,725,578
   Net assets at beginning of year               202,368,304   127,492,163     641,805,351    314,079,773
                                                ------------  ------------    ------------  -------------
   Net assets at end of period                  $202,228,376  $202,368,304    $769,466,785  $ 641,805,351
                                                ============  ============    ============  =============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $   (739,507) $     (2,633)   $  2,004,147  $       2,340
                                                ============  ============    ============  =============
* For the period 5/1/2004 (commencement of operations)
  through 12/31/2004.
**For the period 5/1/2005 (commencement of operations)
  through 6/30/2005.

                       See notes to financial statements

        T. Rowe Price                      Turner                  Van Kampen
  Mid-Cap Growth Portfolio        Mid-Cap Growth Portfolio     Comstock Portfolio
------------------------------  -----------------------------  -------------------
Period Ended     Year Ended     Period Ended   Period Ended       Period Ended
June 30, 2005   December 31,    June 30, 2005  December 31,      June 30, 2005
 (Unaudited)        2004         (Unaudited)      2004*          (Unaudited)**
------------------------------  -----------------------------  -------------------
 $   (955,824) $  (2,700,285)    $   (453,037) $   (517,004)         $  2,580,513
   14,142,240     33,664,516        3,474,103    (3,615,771)           (1,624,298)
   (2,194,508)    36,620,343         (489,884)   24,500,397             2,809,260
 ------------  -------------     ------------  ------------          ------------
   10,991,908     67,584,574        2,531,182    20,367,622             3,765,475
 ------------  -------------     ------------  ------------          ------------
           --             --               --            --                    --
           --             --               --            --                    --
           --             --               --            --                    --
           --             --               --            --                    --
           --             --               --            --                    --
 ------------  -------------     ------------  ------------          ------------
           --             --               --            --                    --
 ------------  -------------     ------------  ------------          ------------
   62,152,603    111,891,278       58,847,803    73,955,906           661,061,712
   26,762,790    166,117,329        1,382,296   129,967,413            14,356,275
    1,203,242      9,661,872                             --                    --
           --             --               --            --                    --
           --             --               --            --                    --
           --             --               --            --                    --
   (8,128,437)   (14,266,370)        (609,936)          (62)           (1,778,013)
  (27,626,666)  (180,133,824)     (30,582,626)  (68,048,231)              (22,192)
   (2,289,004)    (1,965,718)                            --                    --
 ------------  -------------     ------------  ------------          ------------
   52,074,528     91,304,567       29,037,537   135,875,026           673,617,782
 ------------  -------------     ------------  ------------          ------------
   63,066,436    158,889,141       31,568,719   156,242,648           677,383,257
  512,222,223    353,333,082      156,242,648            --                    --
 ------------  -------------     ------------  ------------          ------------
 $575,288,659  $ 512,222,223     $187,811,367  $156,242,648          $677,383,257
 ============  =============     ============  ============          ============
 $   (963,592) $      (7,768)    $   (454,770) $     (1,733)         $  2,580,513
 ============  =============     ============  ============          ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
        MET/AIM MID CAP CORE EQUITY PORTFOLIO         ------------ -------------- -------------- ---------- ----------

          Class A
          6/30/2005--(Unaudited)                         $14.13     $  0.04 (a)     $ 0.27 (a)    $  0.31    $    --
          12/31/2004                                      12.33        0.08 (a)       1.72 (a)       1.80         --
          12/31/2003                                       9.85        0.01 (a)       2.58 (a)       2.59     (0.01)
          01/02/2002 to 12/31/2002 (b)                    10.98        0.03 (a)      (1.15)(a)     (1.12)      0.00+
------------------------------------                  ------------ -------------- -------------- ---------- ----------

          Class B
          6/30/2005--(Unaudited)                          14.05        0.02 (a)       0.27 (a)       0.29         --
          12/31/2004                                      12.29        0.02 (a)       1.74 (a)       1.76         --
          12/31/2003                                       9.83      (0.01) (a)       2.57 (a)       2.56        --+
          12/31/2002                                      11.02          -- (a)      (1.18)(a)     (1.18)        --+
          10/09/2001 to 12/31/2001 (c)                    10.00          --+(a)       1.03 (a)       1.03     (0.01)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

          Class E
          6/30/2005--(Unaudited)                          14.10        0.03 (a)       0.26 (a)       0.29         --
          12/31/2004                                      12.32        0.04 (a)       1.74 (a)       1.78         --
          12/31/2003                                       9.84          -- (a)       2.58 (a)       2.58        --+
          04/01/2002 to 12/31/2002 (d)                    11.60        0.01 (a)      (1.76)(a)     (1.75)        --+
------------------------------------                  ------------ -------------- -------------- ---------- ----------
        MET/AIM SMALL CAP GROWTH PORTFOLIO            ------------ -------------- -------------- ---------- ----------

          Class A
          6/30/2005--(Unaudited)                         $12.84     $(0.04) (a)     $ 0.29 (a)    $  0.25    $    --
          12/31/2004                                      12.03      (0.09) (a)       0.90 (a)       0.81         --
          12/31/2003                                       8.65      (0.08) (a)       3.46 (a)       3.38         --
          01/02/2002 to 12/31/2002 (b)                    11.85      (0.11) (a)      (3.09)(a)     (3.20)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

          Class B
          6/30/2005--(Unaudited)                          12.74      (0.06) (a)       0.29 (a)       0.23         --
          12/31/2004                                      11.97      (0.12) (a)       0.89 (a)       0.77         --
          12/31/2003                                       8.62      (0.11) (a)       3.46 (a)       3.35         --
          12/31/2002                                      11.89      (0.08) (a)      (3.19)(a)     (3.27)         --
          10/09/2001 to 12/31/2001 (c)                    10.00      (0.02) (a)       1.91 (a)       1.89         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

          Class E
          6/30/2005--(Unaudited)                          12.80      (0.05) (a)       0.28 (a)       0.23         --
          12/31/2004                                      12.01      (0.11) (a)       0.90 (a)       0.79         --
          12/31/2003                                       8.64      (0.10) (a)       3.47 (a)       3.37         --
          04/01/2002 to 12/31/2002 (d)                    11.54      (0.05) (a)      (2.85)(a)     (2.90)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------
        GOLDMAN SACHS MID-CAP VALUE PORTFOLIO         ------------ -------------- -------------- ---------- ----------

          Class A
          6/30/2005--(Unaudited)                         $11.94     $  0.07 (a)     $ 0.67 (a)    $  0.74    $    --
          05/01/2004 to 12/31/2004 (e)                    10.00        0.09 (a)       2.01 (a)       2.10     (0.05)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

          Class B
          6/30/2005--(Unaudited)                          11.95        0.05 (a)       0.68 (a)       0.73         --
          05/01/2004 to 12/31/2004 (e)                    10.00        0.05 (a)       2.04 (a)       2.09     (0.03)
------------------------------------                  ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
        MET/AIM MID CAP CORE EQUITY PORTFOLIO         -------------

          Class A
          6/30/2005--(Unaudited)                         $    --
          12/31/2004                                          --
          12/31/2003                                      (0.10)
          01/02/2002 to 12/31/2002 (b)                    (0.01)
------------------------------------                  -------------

          Class B
          6/30/2005--(Unaudited)                              --
          12/31/2004                                          --
          12/31/2003                                      (0.10)
          12/31/2002                                      (0.01)
          10/09/2001 to 12/31/2001 (c)                        --
------------------------------------                  -------------

          Class E
          6/30/2005--(Unaudited)                              --
          12/31/2004                                          --
          12/31/2003                                      (0.10)
          04/01/2002 to 12/31/2002 (d)                    (0.01)
------------------------------------                  -------------
        MET/AIM SMALL CAP GROWTH PORTFOLIO            -------------

          Class A
          6/30/2005--(Unaudited)                         $    --
          12/31/2004                                          --
          12/31/2003                                          --
          01/02/2002 to 12/31/2002 (b)                        --
------------------------------------                  -------------

          Class B
          6/30/2005--(Unaudited)                              --
          12/31/2004                                          --
          12/31/2003                                          --
          12/31/2002                                          --
          10/09/2001 to 12/31/2001 (c)                        --
------------------------------------                  -------------

          Class E
          6/30/2005--(Unaudited)                              --
          12/31/2004                                          --
          12/31/2003                                          --
          04/01/2002 to 12/31/2002 (d)                        --
------------------------------------                  -------------
        GOLDMAN SACHS MID-CAP VALUE PORTFOLIO         -------------

          Class A
          6/30/2005--(Unaudited)                         $    --
          05/01/2004 to 12/31/2004 (e)                    (0.11)
------------------------------------                  -------------

          Class B
          6/30/2005--(Unaudited)                              --
          05/01/2004 to 12/31/2004 (e)                    (0.11)
------------------------------------                  -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--05/01/2004.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $14.44      2.19 %        $ 64.1        0.79%         N/A          0.79%        0.59 %        37.1 %
        --      14.13       14.60          58.8         0.85         N/A       0.83 (f)          0.59          90.7
    (0.11)      12.33       26.42           4.5         0.93        0.92%      0.96 (f)          0.10          36.2
    (0.01)       9.85     (10.18)           4.2        0.90*        0.86*         1.64*         0.26*          37.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      14.34        1.99         191.3         1.04         N/A           1.04          0.33          37.1
        --      14.05       14.32         211.0         1.08         N/A       1.03 (f)          0.16          90.7
    (0.10)      12.29       26.03         211.8         1.19        1.19       1.15 (f)        (0.08)          36.2
    (0.01)       9.83     (10.73)          32.8         1.15        1.12           1.91            --          37.1
    (0.01)      11.02       10.26           4.5        1.15*         N/A          7.18*       (0.06)*          18.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      14.39        2.06          31.8         0.94         N/A           0.94          0.45          37.1
        --      14.10       14.45          30.5         0.98         N/A       0.94 (f)          0.29          90.7
    (0.10)      12.32       26.35          19.8         1.09        1.08       1.07 (f)          0.02          36.2
    (0.01)       9.84     (15.17)           4.3        1.05*        1.02*         1.75*         0.13*          37.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $13.09      1.95 %        $170.0        1.05%         N/A       0.97%(f)       (0.67)%        48.2 %
        --      12.84        6.73          92.5         1.03         N/A       1.02 (f)        (0.74)          94.9
        --      12.03       39.08           6.2         1.04         N/A           1.16        (0.78)          29.8
        --       8.65     (27.00)           6.7        1.05*        1.03%*        2.10*       (0.64)*         19.50
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      12.97        1.81         287.7         1.30         N/A       1.21 (f)        (0.94)          48.2
        --      12.74        6.43         309.7         1.29         N/A       1.23 (f)        (1.03)          94.9
        --      11.97       38.86         206.3         1.30         N/A           1.36        (1.04)          29.8
        --       8.62     (27.50)          47.1         1.30        1.28           2.32        (0.87)          19.5
        --      11.89       18.90           7.6        1.30*         N/A          5.22*       (0.92)*           5.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      13.03        1.88          13.1         1.20         N/A       1.11 (f)        (0.84)          48.2
        --      12.80        6.58          12.4         1.18         N/A       1.13 (f)        (0.93)          94.9
        --      12.01       39.00           8.6         1.20         N/A           1.25        (0.94)          29.8
        --       8.64     (25.13)           1.8        1.20*        1.18*         2.23*       (0.77)*          19.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $12.68      6.20 %        $232.7       0.80%*         N/A         0.80%*       1.11 %*        29.5 %
    (0.16)      11.94       20.98         126.0         0.97         N/A           0.98          1.19          40.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      12.68        6.11          98.7         1.04         N/A           1.04          0.78          29.5
    (0.14)      11.95       20.85         104.0        1.14*         N/A          1.14*         0.71*          40.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         ------------ -------------- -------------- ---------- ----------

         Class A
         6/30/2005--(Unaudited)                          $14.36      $ 0.20 (a)     $ 0.08 (a)    $  0.28    $    --
         12/31/2004                                       11.89        0.04 (a)       2.43 (a)       2.47         --+
         12/31/2003                                        8.89       (0.08)(a)       3.22 (a)       3.14     (0.11)
         01/02/2002 to 12/31/2002 (b)                     10.81        0.06 (a)      (1.97)(a)     (1.91)     (0.01)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                           14.27        0.16 (a)       0.10 (a)       0.26         --
         12/31/2004                                       11.84        0.16 (a)       2.27 (a)       2.43         --
         12/31/2003                                        8.87        0.02 (a)       3.08 (a)       3.10     (0.10)
         12/31/2002                                       10.84        0.01 (a)      (1.97)(a)     (1.96)     (0.01)
         10/09/2001 to 12/31/2001 (c)                     10.00       (0.02)(a)       0.99 (a)       0.97     (0.01)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

         Class E
         6/30/2005--(Unaudited)                           14.30        0.18 (a)       0.08 (a)       0.26         --
         12/31/2004                                       11.85        0.17 (a)       2.28 (a)       2.45         --+
         12/31/2003                                        8.87        0.03 (a)       3.08 (a)       3.11     (0.10)
         04/01/2002 to 12/31/2002 (d)                     10.70       (0.01)(a)      (1.81)(a)     (1.82)     (0.01)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------

         Class A
         6/30/2005--(Unaudited)                          $ 7.65      $   -- (a)     $ 0.05 (a)    $  0.05    $    --
         12/31/2004                                        7.03        0.01 (a)       0.61 (a)       0.62         --
         12/31/2003                                        5.37       (0.01)(a)       1.67 (a)       1.66         --
         01/02/2002 to 12/31/2002 (b)                      7.44        0.01 (a)      (2.08)(a)     (2.07)     (0.00)+
------------------------------------                  ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                            7.58       (0.01)(a)       0.05 (a)       0.04         --
         12/31/2004                                        6.99       (0.01)(a)       0.60 (a)       0.59         --
         12/31/2003                                        5.37       (0.02)(a)       1.64 (a)       1.62         --
         12/31/2002                                        7.40       (0.01)(a)      (2.05)(a)     (2.06)     (0.00)+
         02/12/2001 to 12/31/2001 (e)                     10.00          --+(a)      (2.60)(a)     (2.60)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

         Class E
         6/30/2005--(Unaudited)                            7.59          -- (a)       0.05 (a)       0.05         --
         12/31/2004                                        6.99          -- (a)       0.60 (a)       0.60         --
         04/17/2003 to 12/31/2003 (f)                      5.65       (0.01)(a)       1.35 (a)       1.34         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                          $13.55      $ 0.19 (a)     $(0.07)(a)    $  0.12    $    --
         12/31/2004                                       11.80        0.38 (a)       1.73 (a)       2.11     (0.24)
         05/01/2003 to 12/31/2003 (g)                     10.00        0.28 (a)       1.81 (a)       2.09     (0.19)
------------------------------------                  ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         -------------

         Class A
         6/30/2005--(Unaudited)                          $    --
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         01/02/2002 to 12/31/2002 (b)                         --
------------------------------------                  -------------

         Class B
         6/30/2005--(Unaudited)                               --
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         12/31/2002                                           --
         10/09/2001 to 12/31/2001 (c)                     (0.12)
------------------------------------                  -------------

         Class E
         6/30/2005--(Unaudited)                               --
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         04/01/2002 to 12/31/2002 (d)                         --
------------------------------------                  -------------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              -------------

         Class A
         6/30/2005--(Unaudited)                          $    --
         12/31/2004                                           --
         12/31/2003                                           --
         01/02/2002 to 12/31/2002 (b)                         --
------------------------------------                  -------------

         Class B
         6/30/2005--(Unaudited)                               --
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                           --
         02/12/2001 to 12/31/2001 (e)                         --
------------------------------------                  -------------

         Class E
         6/30/2005--(Unaudited)                               --
         12/31/2004                                           --
         04/17/2003 to 12/31/2003 (f)                         --
------------------------------------                  -------------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          -------------

         Class B
         6/30/2005--(Unaudited)                          $    --
         12/31/2004                                       (0.12)
         05/01/2003 to 12/31/2003 (g)                     (0.10)
------------------------------------                  -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--02/12/2001.
(f) Commencement of operations--04/17/2003.
(g) Commencement of operations--05/01/2003.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $14.64       1.95%        $474.2        0.94%         N/A           0.94%        2.71%          7.7%
        --      14.36       20.80         276.4         1.04         N/A         1.03(h)         0.32          11.3
    (0.14)      11.89       35.36           8.4         1.16        1.15%        1.21(h)         0.80          22.1
    (0.01)       8.89     (17.64)           4.8        1.10*        1.08*          2.49*        0.68*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      14.53        1.82         423.8         1.18         N/A            1.18         2.22           7.7
        --      14.27       20.52         483.9         1.23         N/A         1.22(h)         1.27          11.3
    (0.13)      11.84       34.96         288.0         1.43        1.43         1.33(h)         0.17          22.1
    (0.01)       8.87     (18.09)          17.9         1.35        1.31            2.64         0.15          82.0
    (0.13)      10.84        9.69           5.8        1.35*         N/A           5.69*      (0.07)*          22.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      14.56        1.82         102.6         1.09         N/A            1.09         2.52           7.7
        --      14.30       20.69          75.5         1.14         N/A         1.12(h)         1.31          11.3
    (0.13)      11.85       35.14          23.6         1.33        1.33         1.24(h)         0.24          22.1
    (0.01)       8.87     (16.99)           1.5        1.25*        1.22*          2.42*      (0.16)*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $ 7.70      0.65 %        $401.0        0.73%         N/A        0.71%(h)       0.08 %         65.0%
        --       7.65        8.82         250.8         0.90         N/A        0.85 (h)         0.15         104.7
        --       7.03       30.91          19.9         0.89        0.89%       0.90 (h)       (0.09)          91.5
   (0.00)+       5.37     (27.78)           2.7         0.85        0.77            1.43         0.11          92.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       7.62        0.53         255.0         0.99         N/A        0.96 (h)       (0.20)          65.0
        --       7.58        8.44         339.5         1.15         N/A        1.08 (h)       (0.11)         104.7
        --       6.99       30.90         252.6         1.14        1.13        1.18 (h)       (0.37)          91.5
   (0.00)+       5.34     (27.83)          46.8         1.10        1.00            1.69       (0.18)          92.7
        --       7.40     (26.00)          15.2        1.10*         N/A           4.03*      (0.11)*          98.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       7.64        0.66           6.0         0.88         N/A        0.86 (h)       (0.09)          65.0
        --       7.59        8.58           5.5         1.05         N/A        0.98 (h)       (0.05)         104.7
        --       6.99       23.72           4.1        1.10*        1.05*      1.04* (h)      (0.26)*          91.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $13.67      0.89 %        $ 53.8        1.10%         N/A           1.22%       2.84 %         18.4%
    (0.36)      13.55       17.73         35.50         1.09         N/A            1.59         3.03          31.2
    (0.29)      11.80       21.05           9.0        1.05*         N/A           3.44*        3.78*          56.2
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     LORD ABBETT BOND DEBENTURE PORTFOLIO             ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $12.63      $ 0.36 (a)     $(0.39)(a)    $(0.03)    $    --
       12/31/2004                                         12.04        0.70 (a)       0.31 (a)       1.01     (0.42)
       12/31/2003                                         10.24        0.73 (a)       1.27 (a)       2.00     (0.20)
       12/31/2002                                         11.22        0.77 (a)      (0.79)(a)     (0.02)     (0.96)
       12/31/2001                                         11.75        0.90 (a)      (0.48)(a)       0.42     (0.95)
       12/31/2000                                         12.48            1.00         (0.90)       0.10     (0.83)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             12.54        0.32 (a)      (0.39)(a)     (0.04)         --
       12/31/2004                                         11.97        0.69 (a)       0.29 (a)       0.98     (0.41)
       12/31/2003                                         10.21        0.69 (a)       1.46 (a)       2.15     (0.20)
       12/31/2002                                         11.20        0.72 (a)      (0.76)(a)     (0.04)     (0.95)
       03/22/2001 to 12/31/2001 (b)                       12.03        0.64 (a)      (0.52)(a)       0.12     (0.95)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       6/30/2005--(Unaudited)                             12.57        0.32 (a)      (0.39)(a)     (0.04)         --
       12/31/2004                                         12.00        0.70 (a)       0.29 (a)       0.99     (0.42)
       12/31/2003                                         10.22        0.70 (a)       1.28 (a)       1.98     (0.20)
       04/01/2002 to 12/31/2002 (c)                       11.27        0.53 (a)      (0.62)(a)     (0.09)     (0.96)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT GROWTH AND INCOME PORTFOLIO          ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $27.44      $ 0.19 (a)     $(0.99)(a)    $(0.80)    $    --
       12/31/2004                                         24.41        0.33 (a)       2.82 (a)       3.15     (0.12)
       12/31/2003                                         18.86        0.23 (a)       5.56 (a)       5.79     (0.24)
       12/31/2002                                         25.05        0.21 (a)      (4.67)(a)     (4.46)     (0.21)
       12/31/2001                                         26.82        0.25 (a)      (1.80)(a)     (1.55)     (0.22)
       12/31/2000                                         24.07              --           3.26       3.26     (0.28)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             27.27        0.15 (a)      (0.98)(a)     (0.83)         --
       12/31/2004                                         24.29        0.27 (a)       2.80 (a)       3.07     (0.09)
       12/31/2003                                         18.78        0.18 (a)       5.54 (a)       5.72     (0.21)
       12/31/2002                                         25.01        0.17 (a)      (4.67)(a)     (4.50)     (0.21)
       03/22/2001 to 12/31/2001 (d)                       23.59        0.13 (a)       1.51 (a)       1.64     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $10.43      $(0.02)(a)     $(0.09)(a)    $(0.11)    $    --
       12/31/2004                                          9.24       (0.04)(a)       1.23 (a)       1.19         --
       12/31/2003                                          6.78       (0.05)(a)       2.51 (a)       2.46         --
       12/31/2002                                          8.95       (0.04)(a)      (2.13)(a)     (2.17)         --
       05/01/2001 to 12/31/2001 (e)                        9.58       (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             10.30       (0.04)(a)      (0.08)(a)     (0.12)         --
       12/31/2004                                          9.16       (0.06)(a)       1.20 (a)       1.14         --
       12/31/2003                                          6.75       (0.07)(a)       2.48 (a)       2.41         --
       12/31/2002                                          8.93       (0.06)(a)      (2.12)(a)     (2.18)         --
       02/12/2001 to 12/31/2001 (f)                       10.00       (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     LORD ABBETT BOND DEBENTURE PORTFOLIO             -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       12/31/2001                                             --
       12/31/2000                                             --
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                         (0.19)
       12/31/2002                                             --
       03/22/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class E
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                             --
       04/01/2002 to 12/31/2002 (c)                           --
-------------------------------------                 -------------
     LORD ABBETT GROWTH AND INCOME PORTFOLIO          -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                         (1.52)
       12/31/2001                                             --
       12/31/2000                                         (0.23)
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                         (1.52)
       03/22/2001 to 12/31/2001 (d)                           --
-------------------------------------                 -------------
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (f)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--03/22/2001.
(c) Commencement of operations--04/01/2002.
(d) Commencement of operations--03/22/2001.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--02/12/2001.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $12.60     (0.24)%       $  739.5       0.57%         N/A          0.57%        5.81 %         27.5%
    (0.42)      12.63        8.43          520.3        0.63         N/A            N/A          5.65          39.8
    (0.20)      12.04       19.52          234.6        0.70         N/A       0.67 (g)          6.52          36.9
    (0.96)      10.24      (0.39)          202.1        0.70         N/A           0.77          7.43          45.8
    (0.95)      11.22        3.76          154.2        0.72         N/A           0.75          7.76          66.2
    (0.83)      11.75        0.87          155.2        0.85         N/A           0.86          7.78          64.9
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      12.50      (0.32)          677.3        0.81         N/A           0.81          5.28          27.5
   (0.41)#      12.54        8.17          776.0        0.88         N/A            N/A          5.61          39.8
    (0.39)      11.97       19.15          758.2        0.96         N/A       0.91 (g)          6.11          36.9
    (0.95)      10.21      (0.57)          197.4        0.95         N/A           1.05          7.12          45.8
    (0.95)      11.20        1.17           31.8       0.95*         N/A          0.98*         7.38*          66.2
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      12.53      (0.32)           35.5        0.71         N/A           0.71          5.25          27.5
    (0.42)      12.57        8.24           35.2        0.78         N/A            N/A          5.67          39.8
    (0.20)      12.00       19.35           22.8        0.86         N/A       0.81 (g)          6.10          36.9
    (0.96)      10.22      (1.03)            2.5       0.85*         N/A          0.98*         7.12*          45.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $26.64     (2.92)%       $1,818.0       0.53%         N/A          0.53%        1.39 %         22.9%
    (0.12)      27.44       12.92        1,867.5        0.57         N/A       0.56 (g)          1.30          29.7
    (0.24)      24.41       31.06        1,167.7        0.62       0.61%       0.62 (g)          1.13          37.0
    (1.73)      18.86     (17.95)          890.2        0.65        0.63           0.67          0.94          55.4
    (0.22)      25.05      (5.77)        1,205.5        0.64         N/A           0.64          1.04          69.7
    (0.51)      26.82       14.68          944.6        0.70         N/A            N/A          1.32          51.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      26.44      (3.04)        1,069.0        0.78         N/A           0.78          1.14          22.9
    (0.09)      27.27       12.65        1,282.3        0.82         N/A       0.80 (g)          1.08          29.7
    (0.21)      24.29       30.73        1,081.0        0.86        0.86       0.86 (g)          0.87          37.0
    (1.73)      18.78     (18.12)          337.3        0.90        0.88           0.93          0.78          55.4
    (0.22)      25.01        6.96           98.7       0.89*         N/A          0.89*         0.72*          69.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $10.32     (1.05)%       $   23.1       0.90%         N/A          0.97%       (0.47)%         34.7%
        --      10.43       12.76           26.5        0.90         N/A           0.95        (0.43)          99.5
        --       9.24       36.43           27.6        0.90         N/A           1.04        (0.57)         119.0
        --       6.78     (24.25)            3.8        0.85         N/A           1.69        (0.52)          89.6
        --       8.95      (6.58)            0.9       0.85*         N/A          5.19*       (0.54)*          89.1
---------     --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.18      (1.17)           37.1        1.15         N/A           1.22        (0.72)          34.7
        --      10.30       12.45           36.0        1.15         N/A           1.20        (0.66)          99.5
        --       9.16       35.70           27.6        1.14         N/A           1.39        (0.83)         119.0
        --       6.75     (24.41)           13.7        1.10         N/A           1.98        (0.77)          89.6
        --       8.93     (10.70)            8.4       1.10*         N/A          5.44*       (0.78)*          89.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------


                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       LORD ABBETT MID-CAP VALUE PORTFOLIO            ------------ -------------- -------------- ---------- ----------

         Class A
         6/30/2005--(Unaudited)                          $21.64      $ 0.09 (a)     $ 0.42 (a)    $  0.51    $    --
         12/31/2004                                       17.80        0.17 (a)       4.25 (a)       4.42     (0.10)
         12/31/2003                                       14.41        0.15 (a)       3.62 (a)       3.77     (0.11)
         12/31/2002                                       16.64        0.16 (a)      (1.71)(a)     (1.55)     (0.07)
         12/31/2001                                       16.92        0.14 (a)       1.14 (a)       1.28     (0.08)
         12/31/2000                                       11.17        0.08 (a)           5.79       5.87     (0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                           21.48        0.07 (a)       0.41 (a)       0.48         --
         12/31/2004                                       17.70        0.12 (a)       4.22 (a)       4.34     (0.08)
         12/31/2003                                       14.35        0.11 (a)       3.60 (a)       3.71     (0.09)
         12/31/2002                                       16.62        0.13 (a)      (1.72)(a)     (1.59)     (0.07)
         04/03/2001 to 12/31/2001 (b)                     16.41        0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       METLIFE AGGRESSIVE STRATEGY PORTFOLIO          ------------ -------------- -------------- ---------- ----------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $10.27      $   -- (a)     $ 0.48 (a)    $  0.48    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                           10.69        0.02 (a)       0.04 (a)       0.06         --
         11/04/2004--12/31/2004 (d)                       10.00        0.08 (a)       0.64 (a)       0.72     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       METLIFE BALANCED STRATEGY PORTFOLIO            ------------ -------------- -------------- ---------- ----------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $10.04      $   -- (a)     $ 0.35 (a)    $  0.35    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                           10.31        0.01 (a)       0.06 (a)       0.07         --
         11/04/2004--12/31/2004 (d)                       10.00        0.28 (a)       0.14 (a)       0.42     (0.11)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       METLIFE DEFENSIVE STRATEGY PORTFOLIO           ------------ -------------- -------------- ---------- ----------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $ 9.82      $   -- (a)     $ 0.23 (a)    $  0.23    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                            9.95          -- (a)       0.09 (a)       0.09         --
         11/04/2004--12/31/2004 (d)                       10.00        0.42 (a)      (0.29)(a)       0.13     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       METLIFE GROWTH STRATEGY PORTFOLIO              ------------ -------------- -------------- ---------- ----------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $10.19      $   -- (a)     $ 0.43 (a)    $  0.43    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                           10.56        0.02 (a)       0.04 (a)       0.06         --
         11/04/2004--12/31/2004 (d)                       10.00        0.19 (a)       0.44 (a)       0.63     (0.07)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       METLIFE MODERATE STRATEGY PORTFOLIO            ------------ -------------- -------------- ---------- ----------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $ 9.91      $   -- (a)     $ 0.28 (a)    $  0.28    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                           10.11       (0.01)(a)       0.08 (a)       0.07         --
         11/04/2004--12/31/2004 (d)                       10.00        0.36 (a)      (0.11)(a)       0.25     (0.14)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       LORD ABBETT MID-CAP VALUE PORTFOLIO            -------------

         Class A
         6/30/2005--(Unaudited)                          $    --
         12/31/2004                                       (0.48)
         12/31/2003                                       (0.27)
         12/31/2002                                       (0.61)
         12/31/2001                                       (1.48)
         12/31/2000                                       (0.08)
-------------------------------------                 -------------

         Class B
         6/30/2005--(Unaudited)                               --
         12/31/2004                                       (0.48)
         12/31/2003                                       (0.27)
         12/31/2002                                       (0.61)
         04/03/2001 to 12/31/2001 (b)                     (1.48)
-------------------------------------                 -------------
       METLIFE AGGRESSIVE STRATEGY PORTFOLIO          -------------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $    --
-------------------------------------                 -------------

         Class B
         6/30/2005--(Unaudited)                               --
         11/04/2004--12/31/2004 (d)                           --
-------------------------------------                 -------------
       METLIFE BALANCED STRATEGY PORTFOLIO            -------------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $    --
-------------------------------------                 -------------

         Class B
         6/30/2005--(Unaudited)                               --
         11/04/2004--12/31/2004 (d)                           --
-------------------------------------                 -------------
       METLIFE DEFENSIVE STRATEGY PORTFOLIO           -------------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $    --
-------------------------------------                 -------------

         Class B
         6/30/2005--(Unaudited)                               --
         11/04/2004--12/31/2004 (d)                           --
-------------------------------------                 -------------
       METLIFE GROWTH STRATEGY PORTFOLIO              -------------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $    --
-------------------------------------                 -------------

         Class B
         6/30/2005--(Unaudited)                               --
         11/04/2004--12/31/2004 (d)                           --
-------------------------------------                 -------------
       METLIFE MODERATE STRATEGY PORTFOLIO            -------------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $    --
-------------------------------------                 -------------

         Class B
         6/30/2005--(Unaudited)                               --
         11/04/2004--12/31/2004 (d)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--05/01/2005.
(d) Commencement of operations--11/04/2004.
(e) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $22.15      2.36 %       $  118.7       0.76%         N/A          0.76%         0.86 %        7.8%
    (0.58)      21.64       24.82          125.1        0.78         N/A            N/A           0.86        19.7
    (0.38)      17.80       26.15           90.8        0.83         N/A        0.82(e)           0.98        18.8
    (0.68)      14.41      (9.31)           74.0        0.89       0.89%           0.90           1.04        29.0
    (1.56)      16.64        8.10           75.1        0.92         N/A           0.94           0.86        40.0
    (0.12)      16.92       52.87           60.0        1.26         N/A            N/A           0.79        66.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      21.96        2.23          201.8        1.01         N/A           1.01           0.62         7.8
    (0.56)      21.48       24.50          179.1        1.03         N/A            N/A           0.60        19.7
    (0.36)      17.70       25.87          100.0        1.08         N/A        1.06(e)           0.73        18.8
    (0.68)      14.35      (9.58)           51.6        1.14        1.14           1.16           0.83        29.0
    (1.56)      16.62       11.33           16.9       1.15*         N/A          1.17*          0.68*        40.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.75      4.67 %       $     --      0.10%*         N/A         0.11%*       (0.11)%*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.75        0.56          530.5       0.35*         N/A          0.37*          0.47*         N/A
    (0.03)      10.69        7.15          304.5       0.35*         N/A          0.52*          4.77*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.39      3.49 %       $     --      0.04%*         N/A         0.04%*       (0.04)%*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.38        0.68        2,769.6       0.33*         N/A          0.33*          0.29*         N/A
    (0.11)      10.31        4.19        1,561.2       0.35*         N/A          0.38*         17.21*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.05      2.34 %       $     --      0.10%*         N/A         0.11%*       (0.11)%*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.04        0.90          291.9       0.35*         N/A          0.40*          0.05*         N/A
    (0.18)       9.95        1.34          129.8       0.35*         N/A          0.71*         26.11*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.62      4.22 %       $     --      0.04%*         N/A         0.04%*       (0.04)%*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.62        0.57        2,416.5       0.33*         N/A          0.33*          0.41*         N/A
    (0.07)      10.56        6.30        1,379.4       0.35*         N/A          0.39*         11.59*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.19      2.83 %       $     --      0.08%*         N/A         0.08%*       (0.08)%*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.18      0.69 %          957.1       0.35*         N/A          0.36*        (0.20)*         N/A
    (0.14)      10.11        2.55          500.3        0.35         N/A          0.45*         22.53*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     MFS RESEARCH INTERNATIONAL PORTFOLIO             ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $11.72     $ 0.13  (a)     $(0.41)(a)    $(0.28)    $    --
       12/31/2004                                          9.81       0.08  (a)       1.85 (a)       1.93         --
       12/31/2003                                          7.49       0.06  (a)       2.34 (a)       2.40     (0.08)
       12/31/2002                                          8.48       0.06  (a)      (1.04)(a)     (0.98)     (0.01)
       05/01/2001 to 12/31/2001 (b)                        9.55      (0.01) (a)      (1.04)(a)     (1.05)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             11.68       0.11  (a)      (0.41)(a)     (0.30)         --
       12/31/2004                                          9.79       0.05  (a)       1.86 (a)       1.91         --
       12/31/2003                                          7.47       0.05  (a)       2.33 (a)       2.38     (0.06)
       12/31/2002                                          8.48       0.03  (a)      (1.03)(a)     (1.00)     (0.01)
       02/12/2001 to 12/31/2001 (c)                       10.00       0.01  (a)      (1.52)(a)     (1.51)     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       6/30/2005--(Unaudited)                             11.70       0.12  (a)      (0.41)(a)     (0.29)         --
       12/31/2004                                          9.80       0.07  (a)       1.85 (a)       1.92         --
       12/31/2003                                          7.48       0.05  (a)       2.34 (a)       2.39     (0.07)
       12/31/2002                                          8.48       0.03  (a)      (1.02)(a)     (0.99)     (0.01)
       10/31/2001 to 12/31/2001 (d)                        8.15      (0.01) (a)       0.35 (a)       0.34     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $12.47     $ 0.21  (a)     $ 0.63 (a)    $  0.84    $    --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.55  (a)       2.42 (a)       2.97     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             12.47       0.19  (a)       0.64 (a)       0.83         --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.26  (a)       2.69 (a)       2.95     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       6/30/2005--(Unaudited)                             12.47       0.20  (a)       0.63 (a)       0.83         --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.33  (a)       2.64 (a)       2.97     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $ 8.36     $ 0.02  (a)     $(0.21)(a)    $(0.19)    $    --
       12/31/2004                                          8.33       0.07  (a)       0.47 (a)       0.54     (0.06)
       12/31/2003                                          6.47       0.01  (a)       1.85 (a)       1.86         --
       01/02/2002 to 12/31/2002 (f)                        8.57        0.01+(a)      (2.11)(a)     (2.10)      0.00+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                              8.31        0.01 (a)      (0.21)(a)     (0.20)         --
       12/31/2004                                          8.29        0.06 (a)       0.46 (a)       0.52     (0.05)
       12/31/2003                                          6.45              --       1.84 (a)       1.84         --
       12/31/2002                                          8.57          --+(a)      (2.12)(a)     (2.12)      0.00+
       02/12/2001 to 12/31/2001 (c)                       10.00          --+(a)      (1.43)(a)     (1.43)        --+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       5/01/2005-6/30-2005--(Unaudited) (g)                7.97        0.01 (a)       0.19 (a)       0.20         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     MFS RESEARCH INTERNATIONAL PORTFOLIO             -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                         (0.02)
       12/31/2003                                             --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                         (0.02)
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                         (0.02)
       12/31/2003                                             --
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (d)                           --
-------------------------------------                 -------------
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------

       Class E
       6/30/2005--(Unaudited)                                 --
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                         (0.45)
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (f)                           --
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                         (0.45)
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       5/01/2005-6/30-2005--(Unaudited) (g)                   --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--01/02/2002.
(g) Commencement of operations--05/01/2005.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $11.44     (2.39)%        $480.6        0.99%         N/A        0.87%(h)       2.31 %         38.3%
    (0.02)      11.72       19.72         304.0         1.06         N/A            0.94         0.75          98.5
    (0.08)       9.81       32.20          67.3         1.09       1.09%            1.11         0.68          99.0
    (0.01)       7.49     (11.52)           9.4         1.00        1.00            1.86         0.73         114.1
    (0.02)       8.48     (11.04)           3.7        1.00*        N/A*           5.08*      (0.01)*         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      11.38     (2.57)%         365.6         1.25         N/A        1.12 (h)         1.84          38.3
    (0.02)      11.68       19.56         396.0         1.32         N/A            1.18         0.47          98.5
    (0.06)       9.79       32.04         186.0         1.33        1.33            1.39         0.56          99.0
    (0.01)       7.47     (11.80)          67.1         1.25        1.25            2.07         0.34         114.1
    (0.01)       8.48     (15.14)          14.7        1.25*        N/A*           5.33*       0.13 *         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      11.41     (2.48)%          11.7         1.15         N/A        1.02 (h)         2.01          38.3
    (0.02)      11.70       19.64          11.3         1.22         N/A            1.09         0.72          98.5
    (0.07)       9.80       32.09           6.9         1.23        1.23            1.28         0.59          99.0
    (0.01)       7.48     (11.65)           1.8         1.15        1.15            1.82         0.34         114.1
    (0.01)       8.48        4.22            --        1.15*       N/A *           5.23*      (1.02)*         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $13.31      6.74 %        $159.5       0.70%*         N/A          0.70%*      3.53 %*         61.9%
    (0.50)      12.47       29.73          77.1         0.84         N/A            0.84         6.76          52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      13.30        6.66         245.6         0.95         N/A            0.95         3.20          61.9
    (0.48)      12.47       29.55         167.2         0.98         N/A            0.98         3.45          52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      13.30        6.66          32.6         0.85         N/A            0.84         3.30          61.9
    (0.50)      12.47       29.69          20.9         0.91         N/A            0.91         4.19          52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $ 8.17     (2.27)%        $528.0        0.71%         N/A        0.65%(h)       0.60 %         21.0%
    (0.51)       8.36        6.70         298.0         0.68         N/A       0.69  (h)         0.90          65.3
        --       8.33       28.75           0.2         0.72       0.72%       0.75  (h)         0.07          36.6
      0.00       6.47     (24.47)           0.7         0.75         N/A            0.99         0.17          20.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       8.11      (2.41)         480.5         0.95         N/A       0.90  (h)         0.33          21.0
    (0.50)       8.31        6.40         634.6         0.95         N/A       0.91  (h)        0.67*          65.3
        --       8.29       28.53         551.0         0.99        0.99       0.98  (h)       (0.03)          36.6
      0.00       6.45     (24.73)         122.4         1.00         N/A            1.22       (0.02)          20.6
        --       8.57     (14.27)          26.9        1.00*         N/A           3.21*        0.04*          29.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       8.17          --           0.2        0.91*         N/A           0.80*        0.41*          21.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $10.64      $  0.11(a)     $ 0.10 (a)    $  0.21    $    --
       12/31/2004                                         10.29         0.16(a)       0.81 (a)       0.97     (0.11)
       05/01/2003 to 12/31/2003 (b)                       10.00         0.07(a)       0.47 (a)       0.54     (0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             10.63         0.11(a)       0.10 (a)       0.21         --
       12/31/2004                                         10.29         0.08(a)       0.84 (a)       0.92     (0.07)
       05/01/2003 to 12/31/2003 (b)                       10.00         0.07(a)       0.46 (a)       0.53     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     PIMCO TOTAL RETURN PORTFOLIO                     ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $11.40      $  0.18(a)     $ 0.12 (a)    $  0.30    $    --
       12/31/2004                                         11.61         0.20(a)       0.40 (a)       0.60     (0.81)
       12/31/2003                                         11.34         0.28(a)       0.23 (a)       0.51     (0.13)
       12/31/2002                                         10.35         0.33(a)       0.66 (a)       0.99         --
       05/01/2001 to 12/31/2001 (c)                       10.03         0.27(a)       0.40 (a)       0.67     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             11.32         0.16(a)       0.12 (a)       0.28         --
       12/31/2004                                         11.54         0.19(a)       0.38 (a)       0.57     (0.79)
       12/31/2003                                         11.29         0.24(a)       0.25 (a)       0.49     (0.13)
       12/31/2002                                         10.33         0.31(a)       0.65 (a)       0.96         --
       02/12/2001 to 12/31/2001 (d)                       10.00         0.32(a)       0.34 (a)       0.66     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       6/30/2005--(Unaudited)                             11.34         0.17(a)       0.12 (a)       0.29         --
       12/31/2004                                         11.56         0.21(a)       0.37 (a)       0.58     (0.80)
       12/31/2003                                         11.30         0.23(a)       0.27 (a)       0.50     (0.13)
       12/31/2002                                         10.33         0.33(a)       0.64 (a)       0.97         --
       10/31/2001 to 12/31/2001 (e)                       10.65         0.07(a)      (0.26)(a)     (0.19)     (0.09)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $14.13      $ 0.03 (a)     $ 0.03 (a)    $  0.06    $    --
       12/31/2004                                         11.92        0.04 (a)       2.17 (a)       2.21         --
       12/31/2003                                          9.26        0.01 (a)       2.65 (a)       2.66         --
       12/31/2002                                         11.74          --+(a)      (2.47)(a)     (2.47)     (0.01)
       12/31/2001                                         14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
       12/31/2000                                         17.27        0.02 (a)         (1.78)     (1.76)        --+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             14.01        0.01 (a)       0.03 (a)       0.04         --
       12/31/2004                                         11.84        0.01 (a)       2.16 (a)       2.17         --
       12/31/2003                                          9.23       (2.00)(a)       4.61 (a)       2.61         --
       12/31/2002                                         11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
       04/03/2001 to 12/31/2001 (f)                       12.25          --+(a)       1.35 (a)       1.35     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                         (0.51)
       05/01/2003 to 12/31/2003 (b)                       (0.21)
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                         (0.51)
       05/01/2003 to 12/31/2003 (b)                       (0.21)
-------------------------------------                 -------------
     PIMCO TOTAL RETURN PORTFOLIO                     -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (c)                       (0.15)
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (d)                       (0.15)
-------------------------------------                 -------------

       Class E
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (e)                       (0.04)
-------------------------------------                 -------------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       12/31/2001                                         (1.86)
       12/31/2000                                         (0.69)
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       04/03/2001 to 12/31/2001 (f)                       (1.86)
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2003.
(c) Commencement of operations--05/01/2001.
(d) Commencement of operations--02/12/2001.
(e) Commencement of operations--10/31/2004.
(f) Commencement of operations--04/03/2001.
(g) Excludes the effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.85       1.97%       $  464.4       0.55%         N/A           0.53%        2.31%         711.7%
    (0.62)      10.64        9.41          331.3        0.62         N/A             N/A         1.39        1,173.9
    (0.25)      10.29        5.47            1.1       0.70*         N/A            0.74        0.72*          935.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.84        1.98          382.1        0.80         N/A            0.53         2.01          711.7
    (0.58)      10.63        8.99          502.3        0.81         N/A             N/A         0.73        1,173.9
    (0.24)      10.29        5.35          366.2       0.84*         N/A           0.84*        0.64*          935.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $11.70       2.63%       $  766.3       0.58%         N/A        0.56%(g)        3.16%         418.5%
    (0.81)      11.40        5.25          578.0        0.57         N/A             N/A         1.69          416.0
    (0.24)      11.61        4.53          194.5        0.59         N/A       0.57  (g)         2.43          547.1
        --      11.34        9.57          155.0        0.65         N/A       0.64  (g)         3.06          474.4
    (0.35)      10.35        6.68           59.1       0.65*         N/A           1.15*        3.76*          346.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      11.60        2.47        1,034.2        0.83         N/A       0.81  (g)         2.86          418.5
    (0.79)      11.32        4.98        1,028.5        0.81         N/A             N/A         1.66          416.0
    (0.24)      11.54        4.53          893.8        0.83         N/A       0.82  (g)         2.07          547.1
        --      11.29        9.29          427.7        0.90         N/A       0.90  (g)         2.85          474.4
    (0.33)      10.33        6.68           46.2       0.90*         N/A           1.40*        3.48*          346.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      11.63        2.56          148.9        0.73         N/A       0.71  (g)         2.96          418.5
    (0.80)      11.34        5.06          146.6        0.71         N/A             N/A         1.76          416.0
    (0.24)      11.56        4.44          119.3        0.73         N/A       0.71  (g)         2.02          547.1
        --      11.30        9.39           29.2        0.80         N/A       0.80  (g)         3.00          474.4
    (0.13)      10.33      (1.81)            0.1       0.80*         N/A           1.30*        3.71*          346.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $14.19      0.42 %       $   41.6       1.21%         N/A           1.21%       0.43 %          62.1%
        --      14.13       18.54           46.9        1.19         N/A             N/A         0.34           84.5
        --      11.92       28.73           50.0        1.25       1.25%             N/A         0.08          231.2
    (0.01)       9.26     (21.05)           47.1        1.20        1.20             N/A         0.01           77.6
    (1.88)      11.74      (8.42)           76.8        1.09         N/A             N/A         0.14           79.9
    (0.69)      14.82     (10.55)           97.9        1.03         N/A             N/A         0.17          107.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      14.05        0.29            4.3        1.46         N/A            1.46         0.21           62.1
        --      14.01       18.33            4.0        1.45         N/A             N/A         0.12           84.5
        --      11.84       28.28            2.9        1.50        1.50             N/A       (0.20)          231.2
    (0.01)       9.23     (21.19)            2.1        1.47        1.47             N/A       (0.23)           77.6
    (1.88)      11.72       10.61            0.9       1.40*         N/A             N/A      (0.10)*           79.9
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
 RCM GLOBAL TECHNOLOGY PORTFOLIO (FORMERLY PIMCO PEA
  INNOVATION PORTFOLIO)                               ------------ -------------- -------------- ---------- ----------

   Class A
   6/30/2005--(Unaudited)                                $ 4.62      $(0.01)(a)     $(0.20)(a)    $(0.21)    $    --
   12/31/2004                                              4.83       (0.02)(a)      (0.19)(a)     (0.21)         --
   12/31/2003                                              3.06       (0.04)(a)       1.81 (a)       1.77         --
   12/31/2002                                              6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
   05/01/2001 to 12/31/2001 (b)                            8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

   Class B
   6/30/2005--(Unaudited)                                  4.58       (0.02)(a)      (0.19)(a)     (0.21)         --
   12/31/2004                                              4.79       (0.02)(a)      (0.19)(a)     (0.21)         --
   12/31/2003                                              3.04       (0.05)(a)       1.80 (a)       1.75         --
   12/31/2002                                              6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
   02/12/2001 to 12/31/2001 (c)                           10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

   Class E
   6/30/2005--(Unaudited)                                  4.59       (0.02)(a)      (0.19)(a)     (0.21)         --
   12/31/2004                                              4.80       (0.02)(a)      (0.19)(a)     (0.21)         --
   12/31/2003                                              3.05       (0.05)(a)       1.80 (a)       1.75         --
   12/31/2002                                              6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
   10/31/2001 to 12/31/2001 (d)                            5.24       (0.01)(a)       0.94 (a)       0.93         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
 THIRD AVENUE SMALL CAP VALUE PORTFOLIO               ------------ -------------- -------------- ---------- ----------

   Class A
   6/30/2005--(Unaudited)                                $14.38      $ 0.06 (a)     $ 0.78 (a)    $  0.84    $    --
   12/31/2004                                             11.62        0.16 (a)       2.96 (a)       3.12     (0.08)
   12/31/2003                                              8.29        0.05 (a)       3.39 (a)       3.44     (0.04)
   05/01/2002 to 12/31/2002 (e)                           10.00        0.04 (a)      (1.72)(a)     (1.68)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

   Class B
   6/30/2005--(Unaudited)                                 14.37        0.03 (a)       0.79 (a)       0.82         --
   12/31/2004                                             11.61        0.06 (a)       3.02 (a)       3.08     (0.04)
   12/31/2003                                              8.28        0.05 (a)       3.38 (a)       3.43     (0.03)
   05/01/2002 to 12/31/2002 (e)                           10.00        0.04 (a)      (1.73)(a)     (1.69)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
 T. ROWE PRICE MID-CAP GROWTH PORTFOLIO               ------------ -------------- -------------- ---------- ----------

   Class A
   6/30/2005--(Unaudited)                                $ 7.55      $(0.01)(a)     $ 0.15 (a)    $  0.14    $    --
   12/31/2004                                              6.39       (0.03)(a)       1.19 (a)       1.16         --
   12/31/2003                                              4.66       (0.02)(a)       1.75 (a)       1.73         --
   12/31/2002                                              8.37       (0.02)(a)      (3.66)(a)     (3.68)         --
   05/01/2001 to 12/31/2001 (b)                            9.76       (0.02)(a)      (1.37)(a)     (1.39)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

   Class B
   6/30/2005--(Unaudited)                                  7.47       (0.02)(a)       0.15 (a)       0.13         --
   12/31/2004                                              6.34       (0.05)(a)       1.18 (a)       1.13         --
   12/31/2003                                              4.64       (0.04)(a)       1.74 (a)       1.70         --
   12/31/2002                                              8.34       (0.03)(a)      (3.64)(a)     (3.67)         --
   02/12/2001 to 12/31/2001 (c)                           10.00       (0.04)(a)      (1.62)(a)     (1.66)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

   Class E
   6/30/2005--(Unaudited)                                  7.50       (0.01)(a)       0.15 (a)       0.14         --
   12/31/2004                                              6.36       (0.04)(a)       1.18 (a)       1.14         --
   12/31/2003                                              4.65       (0.03)(a)       1.74 (a)       1.71         --
   12/31/2002                                              8.36       (0.02)(a)      (3.66)(a)     (3.68)         --
   10/31/2001 to 12/31/2001 (d)                            7.42       (0.01)(a)       0.95 (a)       0.94         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
 RCM GLOBAL TECHNOLOGY PORTFOLIO (FORMERLY PIMCO PEA
  INNOVATION PORTFOLIO)                               -------------

   Class A
   6/30/2005--(Unaudited)                                $    --
   12/31/2004                                                --+
   12/31/2003                                                 --
   12/31/2002                                                 --
   05/01/2001 to 12/31/2001 (b)                               --
-------------------------------------                 -------------

   Class B
   6/30/2005--(Unaudited)                                     --
   12/31/2004                                                --+
   12/31/2003                                                 --
   12/31/2002                                                 --
   02/12/2001 to 12/31/2001 (c)                               --
-------------------------------------                 -------------

   Class E
   6/30/2005--(Unaudited)                                     --
   12/31/2004                                                --+
   12/31/2003                                                 --
   12/31/2002                                                 --
   10/31/2001 to 12/31/2001 (d)                               --
-------------------------------------                 -------------
 THIRD AVENUE SMALL CAP VALUE PORTFOLIO               -------------

   Class A
   6/30/2005--(Unaudited)                                $    --
   12/31/2004                                             (0.28)
   12/31/2003                                             (0.07)
   05/01/2002 to 12/31/2002 (e)                           (0.01)
-------------------------------------                 -------------

   Class B
   6/30/2005--(Unaudited)                                     --
   12/31/2004                                             (0.28)
   12/31/2003                                             (0.07)
   05/01/2002 to 12/31/2002 (e)                           (0.01)
-------------------------------------                 -------------
 T. ROWE PRICE MID-CAP GROWTH PORTFOLIO               -------------

   Class A
   6/30/2005--(Unaudited)                                $    --
   12/31/2004                                                 --
   12/31/2003                                                 --
   12/31/2002                                             (0.03)
   05/01/2001 to 12/31/2001 (b)                               --
-------------------------------------                 -------------

   Class B
   6/30/2005--(Unaudited)                                     --
   12/31/2004                                                 --
   12/31/2003                                                 --
   12/31/2002                                             (0.03)
   02/12/2001 to 12/31/2001 (c)                               --
-------------------------------------                 -------------

   Class E
   6/30/2005--(Unaudited)                                     --
   12/31/2004                                                 --
   12/31/2003                                                 --
   12/31/2002                                             (0.03)
   10/31/2001 to 12/31/2001 (d)                               --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--05/01/2002.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $ 4.41       (4.55)%      $108.3        1.10%         N/A           0.98%      (0.62)%        144.3%
        --       4.62        (4.28)        81.8         0.96         N/A             N/A       (0.45)         173.0
        --       4.83         57.84        47.2         1.10       1.04%            1.26       (0.89)         313.0
        --       3.06       (50.49)        13.0         1.10        1.04            1.73       (0.90)         227.2
        --       6.18       (23.33)        16.1        1.10*         N/A           3.97*      (0.90)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       4.37        (4.59)        75.9         1.35         N/A            1.22       (0.79)         144.3
        --       4.58        (4.31)       100.2         1.21         N/A             N/A       (0.57)         173.0
        --       4.79         57.57        64.8         1.35        1.29            1.52       (1.14)         313.0
        --       3.04       (50.65)        15.2         1.35        1.27            1.96       (1.13)         227.2
        --       6.16       (38.40)         9.6        1.35*         N/A           4.21*      (1.01)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       4.38        (4.58)        17.9         1.25         N/A            1.13       (0.79)         144.3
        --       4.59        (4.30)        20.3         1.10         N/A             N/A       (0.55)         173.0
        --       4.80         57.88        15.5         1.25        1.22            1.37       (1.07)         313.0
        --       3.05       (50.57)         1.2         1.25        1.12            1.83       (0.97)         227.2
        --       6.17         17.75          --        1.25*         N/A           4.11*      (1.18)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $15.22        5.84 %      $386.3        0.81%         N/A           0.81%       0.77 %          7.3%
    (0.36)      14.38         26.81       206.3         0.87         N/A             N/A         1.12          11.3
    (0.11)      11.62         41.52         6.2         0.93         N/A       0.92  (f)         0.54          14.6
    (0.03)       8.29    (16.78)(d)         4.2        0.95*         N/A           2.07*        0.75*           8.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      15.19          5.71       383.2         1.06         N/A            1.06         0.44           7.3
    (0.32)      14.37         26.50       435.5         1.07         N/A             N/A         0.46          11.3
    (0.10)      11.61         41.41       307.9         1.18         N/A       1.13  (f)         0.49          14.6
    (0.03)       8.28       (16.90)        33.4        1.20*         N/A           1.69*        0.80*           8.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $ 7.69         1.85%      $204.9        0.81%         N/A        0.81%(f)      (0.20)%         13.2%
        --       7.55         18.15       145.7         0.90         N/A       0.83  (f)       (0.41)          51.7
        --       6.39         37.12        34.8         0.91       0.83%       0.92  (f)       (0.37)          56.5
    (0.03)       4.66       (44.00)        16.0         0.80        0.73            1.10       (0.34)         157.2
        --       8.37       (14.24)        13.5        0.80*        N/A*           2.35*      (0.35)*          86.3
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       7.60          1.74       349.6         1.06         N/A       1.06  (f)       (0.45)          13.2
        --       7.47         17.82       345.0         1.16         N/A       1.07  (f)       (0.69)          51.7
        --       6.34         36.64       307.7         1.18        1.12       1.16  (f)       (0.64)          56.5
    (0.03)       4.64       (44.04)        62.6         1.05        0.96            1.41       (0.54)         157.2
        --       8.34       (16.60)        23.4        1.05*        N/A*           2.60*      (0.53)*          86.3
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       7.64          1.87        20.7         0.96         N/A       0.96  (f)       (0.36)          13.2
        --       7.50         17.92        21.5         1.05         N/A       0.97  (f)       (0.57)          51.7
        --       6.36         36.77        10.8         1.08       1.01%       1.06  (f)       (0.54)          56.5
    (0.03)       4.65       (44.05)         2.1         0.95        0.84            1.34       (0.38)         157.2
        --       8.36         12.67          --        0.95*        N/A*           2.49*      (0.70)*          86.3
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                                      VALUE                    UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                                      BEGINNING NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: OF PERIOD INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
     TURNER MID-CAP GROWTH PORTFOLIO                  --------- -------------- -------------- ---------- ---------- -------------

       Class A
       6/30/2005--(Unaudited)                          $11.23     $(0.03)(a)      $0.14(a)      $0.11       $--          $--
       05/01/2004 to 12/31/2004 (b)                     10.00      (0.03)(a)       1.26(a)       1.23        --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

       Class B
       6/30/2005--(Unaudited)                           11.22      (0.04)(a)       0.13(a)       0.09        --           --
       05/01/2004 to 12/31/2004 (b)                     10.00      (0.05)(a)       1.27(a)       1.22        --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------
     VAN KAMPEN COMSTOCK PORTFOLIO                    --------- -------------- -------------- ---------- ---------- -------------

       Class A
      05/01/2005 to 6/30/2005--(Unaudited) (c)         $10.00     $ 0.04 (a)      $0.02(a)      $0.06       $--          $--
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

       Class B
      05/01/2005 to 6/30/2005--(Unaudited) (c)          10.00       0.03 (a)       0.03(a)       0.06        --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2004.
(c) Commencement of operations--05/01/2005.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

     $--       $11.34      0.98%         $137.6       0.88%*        N/A         0.88%*        (0.46)%*        70.5%
      --        11.23      12.30           76.5        0.91*        N/A          0.91*         (0.42)*        101.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

      --        11.31       0.80           50.1         1.12        N/A           1.12          (0.73)         70.5
      --        11.22      12.20           79.7        1.10*        N/A          1.10*         (0.72)*        101.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

     $--       $10.06        --%         $663.0       0.70%*        N/A         0.70%*         2.51 %*        71.0%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

      --        10.06         --           14.3        0.97*        N/A          0.97*           1.97*         71.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-six portfolios, three of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2005, the Portfolios included in the Trust are as follows: Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Growth Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio (formerly PIMCO PEA Innovation Portfolio), Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Turner Mid-Cap Growth Portfolio, and Van Kampen Comstock Portfolio (commenced operations 5/1/2005). Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, New England Life Insurance Company, and General American Life Insurance Company.

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Lord Abbett America's Value Portfolio. As of 5/1/2005, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Moderate Strategy Portfolio also offer Class A Shares. Class B Shares are offered by all Portfolios. Class E Shares are offered by the Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio (commenced operations 5/1/2005), PIMCO Total Return Portfolio, RCM Global Technology Portfolio and the T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expenses reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer. The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. FEDERAL INCOME TAXES - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Met/AIM Small Cap Growth Portfolio and PIMCO Total Return Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2004, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                                               Expiring   Expiring    Expiring    Expiring    Expiring
Portfolio                                            Total    12/31/2012 12/31/2010  12/31/2009  12/31/2008  12/31/2007
---------                                         ----------- ---------- ----------- ----------- ----------- -----------

Janus Aggressive Growth Portfolio *               $ 5,222,567 $       -- $ 1,182,381 $ 4,040,186 $        -- $        --

Lord Abbett Bond Debenture Portfolio **            32,303,617         --  16,594,455          --   4,311,256  11,397,906

Lord Abbett Growth and Income Portfolio ***        56,681,066         --   9,173,099  28,690,142  18,817,825          --

Lord Abbett Growth Opportunities Portfolio ****    12,348,262         --   5,740,233   4,499,968   1,332,584     775,477

MFS Research International Portfolio *****         34,231,416         --   6,377,357  11,694,451  16,159,608          --

Oppenheimer Capital Appreciation Portfolio ******   1,515,293         --   1,515,293          --          --          --

Met/Putnam Capital Opportunities Portfolio          6,299,347         --   6,299,347          --          --          --

Turner Mid-Cap Growth Portfolio                     3,440,415  3,440,415          --          --          --          --

* Janus Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

** Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002 which are subject to an annual limitation of $3,688,483.
*** Lord Abbett Growth and Income Portfolio acquired losses of $61,902,713 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
**** Lord Abbett Growth Opportunities Portfolio acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861.
***** MFS Research International Portfolio acquired losses of $37,816,349 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.
****** Oppenheimer Capital Appreciation Portfolio acquired losses of $2,062,652 in the merger with Met/Putnam Research Portfolio on November 19, 2004 which are subject to a limitation of $547,359 in 2004.

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio, Third

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. SECURITY LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolios do not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Janus Aggressive Growth, Lord Abbett America's Value, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, RCM Global Technology and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - The Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and the RCM Global Technology Portfolio may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Among the strategic transactions into which the Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. REVERSE REPURCHASE AGREEMENTS - All Portfolios except Goldman Sachs Mid-Cap Value, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS Research International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, and Van Kampen Comstock Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

O. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - All Portfolios except the Neuberger Berman Real Estate Portfolio and Turner Mid-Cap Growth Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

P. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Goldman Sachs Asset Management, L.P., Harris Associates L.P., Janus Capital Management LLC, Lord, Abbett & Co., Massachusetts Financial Services Company, Morgan Stanley Investment Management, Inc., Neuberger Berman Management, Inc., OppenheimerFunds Inc., Pacific Investment Management Co. LLC (PIMCO), Putnam Investment Management LLC, RCM Capital Management LLC, Third Avenue Management LLC., T. Rowe Price Associates and Turner Investment Partners, Inc., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios. The five MetLife Strategy Portfolios are managed by the Manager.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                             Management Fees
                                            earned by Manager
                                           For the period ended
Portfolio                                     June 30, 2005     % per annum     Average Daily Assets
---------                                  -------------------- ----------- ----------------------------

Met/AIM Mid Cap Core Equity Portfolio           $1,063,839          0.75%   First $150 Million

                                                                    0.70%   $150 million to $500 million

                                                                   0.675%   Over $500 million

Met/AIM Small Cap Growth Portfolio               1,827,013          0.90%   First $500 million

                                                                    0.85%   Over $500 million

Goldman Sachs Mid-Cap Value Portfolio            1,015,900          0.75%   First $200 Million

                                                                    0.70%   Over $200 Million

Harris Oakmark International Portfolio           3,766,006          0.85%   First $500 million

                                                                    0.80%   $500 million to $1 billion

                                                                    0.75%   Over $1 billion

Janus Aggressive Growth Portfolio                2,049,466          0.75%   First $25 million

                                                                    0.70%   $25 million to $250 million

                                                                    0.65%   $250 million to $1 billion

                                                                    0.55%   Over $1 billion

Lord Abbett America's Value Portfolio              142,344          0.65%   First $500 Million

                                                                    0.60%   Over $500 Million

Lord Abbett Bond Debenture Portfolio             3,481,079          0.60%   First $250 Million

                                                                    0.55%   $250 Million to $500 Million

                                                                    0.50%   $500 Million to $1 Billion

                                                                    0.45%   Over $1 Billion

Lord Abbett Growth and Income Portfolio          7,793,733          0.60%   First $800 Million

                                                                    0.55%   $800 Million to $1.5 Billion

                                                                    0.45%   Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio         207,534          0.70%   First $200 Million

                                                                    0.65%   $200 Million to $500 Million

                                                                   0.625%   Over $500 Million

Lord Abbett Mid-Cap Value Portfolio              1,033,482          0.70%   First $200 Million

                                                                    0.65%   $200 Million to $500 Million

                                                                   0.625%   Over $500 Million

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                             Management Fees
                                            earned by Manager
                                           For the period ended
Portfolio                                     June 30, 2005     % per annum     Average Daily Assets
---------                                  -------------------- ----------- ----------------------------

MetLife Aggressive Strategy Portfolio            $224,681           0.10%   First $500 million

                                                                   0.075%   $500 million to $1 billion

                                                                    0.05%   Over $1 billion

MetLife Balanced Strategy Portfolio               871,540           0.10%   First $500 million

                                                                   0.075%   $500 million to $1 billion

                                                                    0.05%   Over $1 billion

MetLife Defensive Strategy Portfolio              111,542           0.10%   First $500 million

                                                                   0.075%   $500 million to $1 billion

                                                                    0.05%   Over $1 billion

MetLife Growth Strategy Portfolio                 778,067           0.10%   First $500 million

                                                                   0.075%   $500 million to $1 billion

                                                                    0.05%   Over $1 billion

MetLife Moderate Strategy Portfolio               380,599           0.10%   First $500 million

                                                                   0.075%   $500 million to $1 billion

                                                                    0.05%   Over $1 billion

MFS Research International Portfolio            2,866,837           0.80%   First $200 Million

                                                                    0.75%   $200 Million to $500 Million

                                                                    0.70%   $500 Million to $1 Billion

                                                                    0.65%   Over $1 Billion

Neuberger Berman Real Estate Portfolio          1,082,587           0.70%   First $200 Million

                                                                    0.65%   $200 Million to $750 Million

                                                                    0.55%   Over $750 Million

Oppenheimer Capital Appreciation Portfolio      2,762,401           0.65%   First $150 Million

                                                                   0.625%   $150 Million to $300 Million

                                                                    0.60%   $300 Million to $500 Million

                                                                    0.55%   Over $500 Million

PIMCO Inflation Protected Bond Portfolio        2,158,114           0.50%   All

PIMCO Total Return Portfolio                    4,596,599           0.50%   All

Met/Putnam Capital Opportunities Portfolio        197,070           0.85%   All

RCM Global Technology Portfolio                   891,750           0.90%   First $500 million

                                                                    0.85%   Over $500 million

Third Avenue Small Cap Value Portfolio          2,530,546           0.75%   First $1 billion

                                                                    0.70%   Over $1 billion

T. Rowe Price Mid-Cap Growth Portfolio          1,970,801           0.75%   All

Turner Mid-Cap Growth Portfolio                   659,825           0.80%   First $300 Million

                                                                    0.70%   Over $300 Million

Van Kampen Comstock Portfolio*                    658,682           0.65%   First $500 million

                                                                    0.60%   $500 million to $1 billion

                                                                   0.525%   Over $1 billion

*For the period from 5/1/2005 (Commencement of operations) through 6/30/2005.

State Street provides Custodian, Administration and Transfer Agency services to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2006 (excluding the Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                                  Expenses Deferred in
-                                                                      ------------------------------------------
                                              Maximum Expense Ratio      2001     2002     2003    2004    2005
-                                             under current Expense    -------- -------- -------- ------- -------
                                              Limitation Agreement      Subject to repayment until December 31,
-                                          -------------------------   ------------------------------------------
Portfolio                                  Class A   Class B Class E     2006     2007     2008    2009    2010
---------                                  -------   ------- -------   -------- -------- -------- ------- -------

Met/AIM Mid Cap Core Equity Portfolio        0.90%     1.15%   1.05%   $     -- $     -- $     -- $    -- $    --

Met/AIM Small Cap Growth Portfolio           1.05%     1.30%   1.20%         --       --   12,489      --      --

Goldman Sachs Mid-Cap Value Portfolio        0.95%     1.20%   1.10%**      N/A      N/A      N/A     876     N/A

Harris Oakmark International Portfolio       1.10%     1.35%   1.25%         --       --       --      --      --

Janus Aggressive Growth Portfolio            0.90%     1.15%   1.05%         --   55,811       --      --      --

Lord Abbett America's Value Portfolio        0.85%**   1.10%   1.00%**       --       --   76,985  98,677  40,052

Lord Abbett Developing Growth Portfolio***     N/A       N/A     N/A     84,349  119,049   54,030      --      --

Lord Abbett Growth Opportunities Portfolio   0.90%     1.15%   1.05%**  175,679  124,154  102,238  29,476  21,473

MetLife Aggressive Strategy Portfolio        0.10%     0.35%   0.25%**       --       --       --  32,989  58,248

MetLife Balanced Strategy Portfolio          0.10%     0.35%   0.25%**       --       --       --  32,988  47,538

MetLife Defensive Strategy Portfolio         0.10%     0.35%   0.25%**       --       --       --  32,988  57,713

MetLife Growth Strategy Portfolio            0.10%     0.35%   0.25%**       --       --       --  32,988  47,117

MetLife Moderate Strategy Portfolio          0.10%     0.35%   0.25%**       --       --       --  32,988  43,695

MFS Research International Portfolio         1.00%     1.25%   1.15%         --       --       --      --      --

Neuberger Beman Real Estate Portfolio        0.90%     1.15%   1.05%        N/A      N/A      N/A      --      --

Oppenheimer Capital Appreciation Portfolio   0.75%     1.00%   0.90%         --       --       --      --      --

PIMCO Inflation Protected Bond Portfolio     0.65%     0.90%   0.80%**       --       --       --      --      --

Met/Putnam Research Portfolio*                 N/A       N/A     N/A         --   57,101  118,946  79,151      --

RCM Global Technology Portfolio              1.10%     1.35%   1.25%     38,327  171,885   75,381      --      --

Third Avenue Small Cap Value Portfolio       0.95%     1.20%   1.10%**       --       --       --      --      --

T. Rowe Price Mid-Cap Growth Portfolio       0.90%     1.15%   1.05%         --       --       --      --      --

Turner Mid-Cap Growth Portfolio              0.95%     1.20%   1.10%**      N/A      N/A      N/A     N/A     N/A

Van Kampen Comstock Portfolio                0.80%     1.05%   0.95%        N/A      N/A      N/A     N/A     N/A

*Portfolios merged into other portfolios within the Trust. Any repayment will be paid from surviving portfolios. See note 12.
**Class not offered during the period ending June 30, 2005.
***Lord Abbett Developing Growth Portfolio merged into Lord Abbett Growth Opportunities Portfolio. Any repayment will be paid from Lord Abbett Growth Opportunities Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The following amounts were repaid to the Manager during the period January 1 through June 30, 2005:


              Met/AIM Small Cap Growth Portfolio         $173,254

              Janus Aggressive Growth Portfolio            55,811

              MFS Research International Portfolio        465,232

              Oppenheimer Capital Appreciation Portfolio  272,191

              PIMCO Total Return Portfolio                220,000

              T. Rowe Price Mid-Cap Growth Portfolio        2,646

Certain Portfolios (detailed below) changed expense ratios effective May 1, 2005:

                                                 Maximum Expense Ratio
                                                  under prior Expense
                                                 Limitation Agreement
         -                                      ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Met/AIM Mid Cap Core Equity Portfolio   0.95%   1.20%   1.10%

         Harris Oakmark International Portfolio  1.20%   1.45%   1.35%

         Janus Aggressive Growth Portfolio       0.90%   1.15%   1.05%

         Lord Abbett Bond Debenture Portfolio    0.75%   1.00%   0.90%

         MFS Research International Portfolio    1.10%   1.35%   1.25%

         Third Avenue Small Cap Value Portfolio  1.00%   1.25%   1.15%*

*Class not offered during the period ending June 30, 2005.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the Manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Effective February 17, 2005, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. (MSF) in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvise three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its advisory fee for T. Rowe Price Mid-Cap Growth Portfolio by the amount waived (if any) by T. Rowe for the Portfolio pursuant to this voluntary subadvisory fee waiver.

The waiver schedule for the period February 17, 2005 through June 30, 2005 was:

                Percentage Fee Waiver      Combined Assets
                --------------------- --------------------------

                        0.0%          First $750,000,000

                        5.0%          Next $750,000,000

                        7.5%          Next $1,5000,000,000

                        10.0%         Excess over $3,000,000,000

The amount waived for the period ended June 30, 2005 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of Metlife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the period ended June 30, 2005 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

    Portfolio                              Affiliate             Commission
    ---------                              ---------             ----------

    Goldman Sachs Mid-Cap Value Portfolio  Goldman Sachs & Co.    $  7,338

    Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc.    51,865

    Third Avenue Small Cap Value Portfolio M. J. Whitman LLC       128,762

At or during the period ended June 30, 2005 the T. Rowe Price Mid-Cap Growth Portfolio held the following securities of affiliated issuers:

                                                                    Shares                                    Income earned
                                                                   purchased    Shares sold                  from affiliate
                                              Number of shares    during the    during the     Number of    during the period
                                            held at December 31, period ended  period ended  shares held at  ended June 30,
Security Description                                2004         June 30, 2005 June 30, 2005 June 30, 2005        2005
--------------------                        -------------------- ------------- ------------- -------------- -----------------

T. Rowe Price Government Reserve Investment
  Fund                                           22,748,964       43,666,731    50,697,805     15,717,890       $356,842

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
MET/AIM MID CAP CORE EQUITY PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  06/30/2005                            4,158,223  2,981,525        --                --     (2,694,340)     287,185   4,445,408
  12/31/2004                              362,141  3,992,888        --                --       (196,806)   3,796,082   4,158,223
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  06/30/2005                           15,011,334    694,800        --                --     (2,366,980) (1,672,180)  13,339,154
  12/31/2004                           17,228,218  8,039,390        --                --    (10,256,274) (2,216,884)  15,011,334
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  06/30/2005                            2,166,035    232,296        --                --       (184,789)      47,507   2,213,542
  12/31/2004                            1,605,958    897,130        --                --       (337,053)     560,077   2,166,035
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
MET/AIM SMALL CAP GROWTH PORTFOLIO     ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  06/30/2005                            7,206,041  5,917,160        --                --       (132,799)   5,784,361  12,990,402
  12/31/2004                              517,669  6,898,904        --                --       (210,532)   6,688,372   7,206,041
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  06/30/2005                           24,313,464  4,489,969        --                --     (6,610,063) (2,120,094)  22,193,370
  12/31/2004                           17,244,856 20,169,512        --                --    (13,100,904)   7,068,608  24,313,464
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  06/30/2005                              969,101    124,089        --                --        (90,310)      33,779   1,002,880
  12/31/2004                              719,424    493,797        --                --       (244,120)     249,677     969,101
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  06/30/2005                           10,554,698  8,162,692        --                --       (374,961)   7,787,731  18,342,429
  5/1/2004-12/31/2004                          -- 10,477,933        --           131,272        (54,507)  10,554,698  10,554,698
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  06/30/2005                            8,699,886  1,485,609        --                --     (2,402,355)   (916,746)   7,783,140
  5/1/2004-12/31/2004                          -- 14,620,067        --            99,510     (6,019,691)   8,699,886   8,699,886
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                              SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                              IN CONNECTION    THROUGH                    (DECREASE)
                                        BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                        SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
HARRIS OAKMARK INTERNATIONAL PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             19,247,995 14,075,491        --                 --      (925,670)   13,149,821 32,397,816
 12/31/2004                                702,614 18,925,313        --              4,691      (384,623)   18,545,381 19,247,995
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             33,908,093  3,523,239        --                 --    (8,261,443)  (4,738,204) 29,169,889
 12/31/2004                             24,326,339 29,229,329        --                 --   (19,647,575)    9,581,754 33,908,093
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                              5,280,761  1,988,195        --                 --      (223,157)    1,765,038  7,045,799
 12/31/2004                              1,994,880  3,695,709        --                555      (410,383)    3,285,881  5,280,761
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
JANUS AGGRESSIVE GROWTH PORTFOLIO       ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             32,777,040 20,564,832        --                 --    (1,277,711)   19,287,121 52,064,161
 12/31/2004                              2,830,143 31,455,247        --                 --    (1,508,350)   29,946,897 32,777,040
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             44,776,722    604,714        --                 --   (11,931,298) (11,326,584) 33,450,138
 12/31/2004                             36,151,783 36,455,040        --                 --   (27,830,101)    8,624,939 44,776,722
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                                726,039    156,289        --                 --       (93,053)       63,236    789,275
 12/31/2004                                582,085    321,840        --                 --      (177,886)      143,954    726,039
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT AMERICA'S VALUE PORTFOLIO   ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                              2,620,775  1,326,462        --                 --       (12,938)    1,313,524  3,934,299
 12/31/2004                                760,468  2,077,534        --             66,300      (283,527)    1,860,307  2,620,775
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT BOND DEBENTURE PORTFOLIO    ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             41,181,242 23,275,543        --                 --    (5,777,681)   17,497,862 58,679,104
 12/31/2004                             19,483,208 23,884,643        --          1,305,868    (3,492,477)   21,698,034 41,181,242
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             61,868,653  6,879,189        --                 --   (14,543,692)  (7,664,503) 54,204,150
 12/31/2004                             63,346,723 30,550,825        --          1,977,653   (34,006,548)  (1,478,070) 61,868,653
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                              2,796,287    198,146        --                 --      (161,311)       36,835  2,833,122
 12/31/2004                              1,902,823  1,047,602        --             90,207      (244,345)      893,464  2,796,287
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT GROWTH AND INCOME PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             68,058,169 15,790,087        --                 --   (15,597,419)      192,668 68,250,837
 12/31/2004                             47,841,392 27,835,340        --            303,598    (7,922,161)   20,216,777 68,058,169
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             47,020,506    767,519        --                 --    (7,354,418)  (6,586,899) 40,433,607
 12/31/2004                             44,508,255 21,296,132        --            160,004   (18,943,885)    2,512,251 47,020,506
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT GROWTH OPPORTUNITIES
 PORTFOLIO                              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                              2,545,370     15,349        --                 --      (316,905)    (301,556)  2,243,814
 12/31/2004                              2,991,030    195,015        --                 --      (640,675)    (445,660)  2,545,370
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                              3,491,140    253,879        --                 --      (105,194)      148,685  3,639,825
 12/31/2004                              3,011,260    646,479        --                 --      (166,599)      479,880  3,491,140
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                     BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                     SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
LORD ABBETT MID-CAP VALUE PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 06/30/2005                            5,780,050      57,532        --                 --      (478,011)   (420,479)    5,359,571
 12/31/2004                            5,097,742   1,352,525        --            150,591      (820,808)     682,308    5,780,050
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                            8,340,102     896,119        --                 --       (47,407)     848,712    9,188,814
 12/31/2004                            5,648,894   2,524,233        --            210,422       (43,447)   2,691,208    8,340,102
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE AGGRESSIVE STRATEGY
 PORTFOLIO                           ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 05/02/2005                                   --         974        --                 --             --         974          974
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                           28,480,086  21,457,100        --                 --      (562,589)  20,894,511   49,374,597
 11/4/2004-12/31/2004                         --  28,465,808        --             63,655       (49,377)  28,480,086   28,480,086
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE BALANCED STRATEGY PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 05/02/2005                                   --         996        --                 --             --         996          996
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                          151,485,878 117,485,016        --                 --    (2,248,317) 115,236,699  266,722,577
 11/4/2004-12/31/2004                         -- 150,101,547        --          1,506,709      (122,378) 151,485,878  151,485,878
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE DEFENSIVE STRATEGY PORTFOLIO ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 05/02/2005                                   --       1,018        --                 --             --       1,018        1,018
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                           13,044,161  17,263,021        --                 --    (1,235,611)  16,027,410   29,071,571
 11/4/2004-12/31/2004                         --  12,821,112        --            225,366        (2,317)  13,044,161   13,044,161
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE GROWTH STRATEGY PORTFOLIO    ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 05/02/2005                                   --      13,747        --                 --            (8)      13,739       13,739
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                          130,653,075  97,476,325        --                 --      (479,677)  96,996,648  227,649,723
 11/4/2004-12/31/2004                         -- 129,839,642        --            819,165        (5,732) 130,653,075  130,653,075
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE MODERATE STRATEGY PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 05/02/2005                                   --       1,009        --                 --             --       1,009        1,009
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                           49,482,297  47,291,705        --                 --    (2,792,876)  44,498,829   93,981,126
 11/4/2004-12/31/2004                         --  48,823,787        --            665,692        (7,182)  49,482,297   49,482,297
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------
MFS RESEARCH INTERNATIONAL PORTFOLIO ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 06/30/2005                           25,930,201  17,699,012        --                 --    (1,630,826)  16,068,186   41,998,387
 12/31/2004                            6,859,905  20,475,790        --             52,999    (1,458,493)  19,070,296   25,930,201
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                           33,915,867   5,121,772        --                 --    (6,916,377) (1,794,605)   32,121,262
 12/31/2004                           18,995,260  29,379,626        --             73,339   (14,532,358)  14,920,607   33,915,867
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class E
 06/30/2005                              962,210     160,566        --                 --       (96,579)      63,987    1,026,197
 12/31/2004                              702,510     804,394        --              2,025      (546,719)     259,700      962,210
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                              SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                              IN CONNECTION    THROUGH                    (DECREASE)
                                        BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                        SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
NEUBERGER BERMAN REAL ESTATE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                              6,180,529  6,590,690            --             --      (787,126)    5,803,564 11,984,093
 5/1/2004-12/31/2004                            --  6,202,972            --        229,704      (252,147)    6,180,529  6,180,529
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             13,408,224  9,083,327            --             --    (4,016,255)    5,067,072 18,475,296
 5/1/2004-12/31/2004                            -- 19,251,263            --        507,914    (6,350,953)   13,408,224 13,408,224
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                              1,677,013    981,698            --             --      (207,127)      774,571  2,451,584
 5/1/2004-12/31/2004                            --  1,661,039            --         65,201       (49,227)    1,677,013  1,677,013
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             35,659,977 29,968,253            --             --      (966,608)   29,001,645 64,661,622
 12/31/2004                                 28,096 33,645,202     2,272,486        119,955      (405,762)   35,631,881 35,659,977
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             76,391,037  1,380,625            --             --   (18,507,921) (17,127,296) 59,263,741
 12/31/2004                             66,468,580 40,170,162    11,866,269      5,705,981   (47,819,955)    9,922,457 76,391,037
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 5/1/2005-06/30/2005                            --     19,805            --             --          (682)       19,123     19,123
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
PIMCO INFLATION PROTECTED BOND
 PORTFOLIO                              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             31,146,895 26,173,879            --             --   (14,526,736)   11,647,143 42,794,038
 12/31/2004                                111,760 29,513,272            --      1,635,260      (113,397)   31,035,135 31,146,895
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             47,232,343  1,441,942            --             --   (13,418,585) (11,976,643) 35,255,700
 12/31/2004                             35,579,307 35,672,691            --      2,529,164   (26,548,819)   11,653,036 47,232,343
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
PIMCO TOTAL RETURN PORTFOLIO            ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             50,716,821 22,371,929            --             --    (7,572,145)   14,799,784 65,516,605
 12/31/2004                             16,754,205 26,229,737     8,766,781      1,303,224    (2,337,126)   33,962,616 50,716,821
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             90,890,100  7,634,117            --             --    (9,367,409)  (1,733,292) 89,156,808
 12/31/2004                             77,453,916 28,722,299     6,618,814      6,382,604   (28,287,533)   13,436,184 90,890,100
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                             12,928,080    696,003            --             --      (818,850)    (122,847) 12,805,233
 12/31/2004                             10,321,229  3,422,332            --        889,231    (1,704,712)    2,606,851 12,928,080
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
MET/PUTNAM CAPITAL OPPORTUNITIES
 PORTFOLIO                              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                              3,318,870      9,418            --             --      (397,025)    (387,607)  2,931,263
 12/31/2004                              4,199,765     31,588            --             --      (912,483)    (880,895)  3,318,870
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                                287,234     32,381            --             --       (14,412)       17,969    305,203
 12/31/2004                                251,419     67,860            --             --       (32,045)       35,815    287,234
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
RCM GLOBAL TECHNOLOGY PORTFOLIO         ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             17,702,019  8,288,794            --             --    (1,443,799)    6,844,995 24,547,014
 12/31/2004                              9,777,927 13,372,160            --         13,041    (5,461,109)    7,924,092 17,702,019
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             21,893,383  1,048,930            --             --    (5,540,576)  (4,491,646) 17,401,737
 12/31/2004                             13,511,798 18,445,567            --         16,957   (10,080,939)    8,381,585 21,893,383
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                              4,427,013    232,315            --             --      (566,192)    (333,877)  4,093,136
 12/31/2004                              3,233,733  2,169,075            --          3,362      (979,157)    1,193,280  4,427,013
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                              SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                              IN CONNECTION    THROUGH                    (DECREASE)
                                        BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                        SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
THIRD AVENUE SMALL CAP VALUE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             14,349,821 11,450,208        --                --       (420,749)  11,029,459  25,379,280
 12/31/2004                                530,380 13,973,464        --           329,460       (483,483)  13,819,441  14,349,821
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             30,307,113  1,258,355        --                --     (6,338,266) (5,079,911)  25,227,202
 12/31/2004                             26,528,195 17,295,098        --           667,401    (14,183,581)   3,778,918  30,307,113
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             19,294,635  8,452,038        --                --     (1,099,011)   7,353,027  26,647,662
 12/31/2004                              5,451,817 15,971,697        --                --     (2,128,879)  13,842,818  19,294,635
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             46,163,851  3,663,124        --                --     (3,816,592)   (153,468)  46,010,383
 12/31/2004                             48,525,129 25,248,670        --                --    (27,609,948) (2,361,278)  46,163,851
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                              2,861,385    164,765        --                --       (313,313)   (148,548)   2,712,837
 12/31/2004                              1,701,812  1,455,676        --                --       (296,103)   1,159,573   2,861,385
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
TURNER MID-CAP GROWTH PORTFOLIO         ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                              6,810,572  5,388,229        --                --        (56,088)   5,332,141  12,142,713
 5/1/2004-12/31/2004                            --  6,810,578        --                --             (6)   6,810,572   6,810,572
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                              7,104,659    126,904        --                --     (2,798,507) (2,671,603)   4,433,056
 5/1/2004-12/31/2004                            -- 13,360,733        --                --     (6,256,074)   7,104,659   7,104,659
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
VAN KAMPEN COMSTOCK PORTFOLIO           ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 5/1/2005-6/30/2005                             -- 66,063,380        --                --       (176,503)  65,886,877  65,886,877
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 5/1/2005-6/30/2005                             --  1,425,400        --                --         (2,184)   1,423,216   1,423,216
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2005 were as follows:

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------

Met/AIM Mid Cap Core Equity Portfolio       $         --    108,737,247     $        --    100,468,891

Met/AIM Small Cap Growth Portfolio                    --    278,751,359              --    196,763,610

Goldman Sachs Mid-Cap Value Portfolio                 --    165,989,848              --     78,972,988

Harris Oakmark International Portfolio                --    224,877,380              --     68,097,063

Janus Aggressive Growth Portfolio                     --    458,836,758              --    381,721,397

Lord Abbett America's Value Portfolio          7,119,478     18,728,157       4,483,623      3,285,113

Lord Abbett Bond Debenture Portfolio         180,926,655    280,462,717      99,631,761    245,567,649

Lord Abbett Growth and Income Portfolio               --    867,230,134              --    676,508,691

Lord Abbett Growth Opportunities Portfolio            --     20,355,994              --     22,259,786

Lord Abbett Mid-Cap Value Portfolio                   --     34,293,056              --     23,291,275

MFS Research International Portfolio                  --    469,100,057              --    291,095,729

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


5. INVESTMENT TRANSACTIONS - CONTINUED

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------

Neuberger Berman Real Estate Portfolio                 --   277,258,996               --   196,177,994

Oppenheimer Capital Appreciation Portfolio             --   233,372,389               --   191,297,984

PIMCO Inflation Protected Bond Portfolio    7,639,529,835    64,914,607    7,656,832,862     8,117,581

PIMCO Total Return Portfolio                7,740,921,280   491,244,205    6,943,255,122   250,704,405

Met/Putnam Capital Opportunities Portfolio             --    29,051,246               --    33,980,132

RCM Global Technology Portfolio                        --   261,343,167               --   259,161,476

Third Avenue Small Cap Value Portfolio                 --   102,839,320               --    36,698,255

T. Rowe Price Mid-Cap Growth Portfolio                 --   117,089,960               --    66,934,511

Turner Mid-Cap Growth Portfolio                        --   135,560,663               --   113,326,136

Van Kampen Comstock Portfolio                          --   465,531,264               --   428,219,157

At June 30, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                              Federal        Gross         Gross      Net Unrealized
                                             Income Tax    Unrealized    Unrealized   Appreciation/
Portfolio                                       Cost      Appreciation (Depreciation) (Depreciation)
---------                                  -------------- ------------ -------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $  311,476,622 $ 22,541,858  $ (4,618,382)  $ 17,923,476

Met/AIM Small Cap Growth Portfolio            534,521,631   64,837,192    (8,441,811)    56,395,381

Goldman Sachs Mid-Cap Value                   308,779,679   34,173,589    (4,394,093)    29,779,496

Harris Oakmark International Portfolio      1,043,267,383  132,869,871    (5,925,452)   126,944,419

Janus Aggressive Growth Portfolio             724,226,741   73,938,800   (10,932,360)    63,006,440

Lord Abbett America's Value Portfolio          51,143,078    4,556,447      (734,359)     3,822,088

Lord Abbett Bond Debenture Portfolio        1,664,991,496   47,557,769   (28,445,092)    19,112,677

Lord Abbett Growth and Income Portfolio     3,031,439,938  324,141,234   (75,927,503)   248,213,731

Lord Abbett Growth Opportunities Portfolio     64,088,447    8,885,421    (1,807,054)     7,078,367

Lord Abbett Mid-Cap Value Portfolio           301,831,074   74,236,548    (4,944,263)    69,292,285

MetLife Aggressive Strategy Portfolio         518,099,587   13,600,558      (974,006)    12,626,552

MetLife Balanced Strategy Portfolio         2,720,803,871   55,951,763    (6,443,118)    49,508,646

MetLife Defensive Strategy Portfolio          287,430,436    4,777,316      (198,368)     4,578,948

MetLife Growth Strategy Portfolio           2,368,324,260   54,862,380    (5,894,404)    48,967,976

MetLife Moderate Strategy Portfolio           943,032,857   16,244,015    (1,884,830)    14,359,185

MFS Research International Portfolio          956,220,784   51,803,950   (12,396,119)    39,407,831

Neuberger Berman Real Estate Portfolio        389,784,556   48,229,092            --     48,229,092

Oppenheimer Capital Appreciation Portfolio  1,025,491,536   71,596,558   (38,552,244)    33,044,314

PIMCO Inflation Protected Bond Portfolio    1,628,380,164    1,772,529    (3,044,692)    (1,272,163)

PIMCO Total Return Portfolio                2,601,279,517   20,529,648    (8,270,614)    12,259,034

Met/Putnam Capital Opportunities Portfolio     53,778,628    5,718,306    (2,026,835)     3,691,471

RCM Global Technology Portfolio               229,575,417   12,923,592    (1,887,517)    11,036,075

Third Avenue Small Cap Value Portfolio        769,464,155  178,981,222    (7,825,861)   171,155,361

T. Rowe Price Mid-Cap Growth Portfolio        620,854,370  103,129,895   (16,272,688)    86,857,207

Turner Mid-Cap Growth Portfolio               162,427,501   24,865,711      (855,198)    24,010,513

Van Kampen Comstock Portfolio                 672,997,340   16,667,931   (13,858,671)     2,809,260

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


6. SECURITY LENDING

As of June 30, 2005, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of     Value of
                                                  Securities   Collateral
      -                                          ------------ ------------

      Met/AIM Mid Cap Core Equity Portfolio      $ 35,894,798 $ 36,726,477

      Met/AIM Small Cap Growth Portfolio          114,651,238  117,552,957

      Harris Oakmark International Portfolio      160,479,828  168,591,160

      Janus Aggressive Growth Portfolio           119,860,589  122,775,084

      Lord Abbett Bond Debenture Portfolio        241,052,908  246,101,521

      Lord Abbett Growth and Income Portfolio     369,763,963  378,383,282

      Lord Abbett Growth Opportunities Portfolio    9,323,675    9,571,084

      Lord Abbett Mid-Cap Value Portfolio          48,813,021   50,076,477

      MFS Research International Portfolio        129,566,561  136,143,669

      Oppenheimer Capital Appreciation Portfolio   54,483,448   55,797,875

      Met/Putnam Capital Opportunities Portfolio   11,363,608   11,656,815

      RCM Global Technology Portfolio              33,464,173   34,301,216

      Third Avenue Small Cap Value Portfolio      170,852,589  175,351,718

      T. Rowe Price Mid-Cap Growth Portfolio      127,139,853  130,330,151

7. FUTURES CONTRACTS

The futures contracts outstanding as of June 30, 2005 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                                Number of
                                                           Description                      Expiration Date     Contracts
                                          ---------------------------------------------- ---------------------- ---------
PIMCO Inflation Protected Bond Portfolio: U.S. Treasury Note 5 Year Futures              September 2005 - Long       48
                                          U.S. Treasury Bond Futures                     September 2005 - Long      209
                                          U.S. Treasury Note 10 Year Futures             September 2005 - Short   (243)

PIMCO Total Return Portfolio:             Germany Federal Republic Bonds 10 Year Futures August 2005 - Long         809
                                          Germany Federal Republic Bonds 10 Year Futures September 2005 - Long      922
                                          Japan Government Bonds 10 Year Futures         September 2005 - Long       17
                                          U.S. Treasury Note 5 Year Futures              September 2005 - Long      531
                                          U.S. Treasury Bond Futures                     September 2005 - Long      939
                                          Municipal 10 Year Notes Index Futures          September 2005 - Long        2
                                          Euro Dollar Futures                            December 2005 - Long     2,121
                                          Euro Dollar Futures                            June 2006 - Long           600
                                          U.S. Treasury Note 10 Year Futures             September 2005 - Short   (297)
                                          LIBOR Futures                                  December 2005 - Short    (207)

                                                         Unrealized
                                            Notional   Appreciation/
                                             Value     (Depreciation)
                                          ------------ --------------
PIMCO Inflation Protected Bond Portfolio:    5,226,750   $    3,234
                                            24,818,750       28,125
                                          (27,572,906)    (106,313)

PIMCO Total Return Portfolio:                    9,788        (678)
                                           137,761,948    1,104,327
                                            21,642,773      110,630
                                            57,820,922      244,187
                                           111,506,250      457,813
                                               214,375        2,813
                                           509,199,075       27,450
                                           143,992,500      202,500
                                          (33,700,219)    (111,375)
                                                     0      148,440

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at June 30, 2005, were as follows:

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2005 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

      11/16/2005    51,500,000    CHF    $40,594,750  44,394,638   $ 3,799,888

      11/17/2005    29,400,000    CHF     23,176,452  25,406,153     2,229,701

      11/22/2005    22,000,000    CHF     17,350,312  19,133,762     1,783,450

      12/7/2005     14,900,000    CHF     11,765,932  13,288,148     1,522,216

      1/18/2006      9,000,000    CHF      7,132,658   7,558,579       425,921

      7/12/2005     18,500,000    GBP     33,150,841  33,337,000       186,159

      7/14/2005     18,600,000    GBP     33,327,514  33,690,180       362,666

      11/28/2005     9,900,000    GBP     17,683,472  18,253,125       569,653

      12/7/2005      9,500,000    GBP     16,966,634  18,041,450     1,074,816

      12/9/2005     11,100,000    GBP     19,823,561  21,202,110     1,378,549
                                                                   -----------

                                                                   $13,333,019
                                                                   ===========

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2005 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       7/26/2005        388,000   EUR    $  469,829      467,864    $   1,965

       7/13/2005    984,469,000   JPY     8,886,838    9,248,182     (361,344)

       9/26/2005        298,000   PLN        88,910       89,261         (351)

       9/23/2005      2,538,000   RUB        88,377       88,772         (395)

       9/26/2005      2,936,000   SKK        92,757       93,198         (441)
                                                                    ---------

                                                                    $(360,566)
                                                                    =========

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2005 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       7/19/2005       731,000    CAD    $   596,639     588,039     $(8,600)

       7/26/2005    12,117,000    EUR     14,672,459  14,677,079       4,620
                                                                     -------

                                                                     $(3,980)
                                                                     =======

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

PIMCO TOTAL RETURN PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                 Net Unrealized
                                         Value at    In Exchange Appreciation/
   Settlement Date Contacts to Deliver June 30, 2005 for U.S. $  (Depreciation)
   --------------- ------------------- ------------- ----------- --------------

      7/20/2005          808,000  BRL   $   340,562     298,596   $    41,966

      8/23/2005          810,000  BRL       336,510     317,647        18,863

      9/6/2005        12,397,000  BRL     5,123,256   4,400,000       723,256

      9/8/2005        11,115,000  BRL     4,589,983   3,900,000       689,983

      9/13/2005        1,152,000  BRL       474,827     454,080        20,747

      8/2/2005        52,440,000  CLP        90,594      90,165           429

      8/16/2005      253,215,000  CLP       437,348     437,369           (21)

      9/13/2005      232,106,000  CLP       400,703     392,801         7,902

      9/26/2005       35,538,750  CNY     4,341,482   4,500,000      (158,518)

      7/26/2005       22,000,000  EUR    26,639,771  26,960,450      (320,679)

      7/26/2005          704,000  EUR       852,472     848,908         3,564

      9/21/2005       25,915,000  INR       593,316     592,749           567

      7/13/2005    3,098,514,000  JPY    27,970,400  29,107,694    (1,137,294)

      7/27/2005    1,549,537,000  KRW     1,499,247   1,550,713       (51,466)

      8/24/2005      316,800,000  KRW       306,528     315,001        (8,473)

      9/21/2005      452,000,000  KRW       437,378     445,759        (8,381)

      8/31/2005        8,018,000  MXP       735,967     718,780        17,187

      9/23/2005        4,298,000  MXP       392,990     392,673           317

      8/23/2005        2,144,000  PEN       658,594     658,174           420

      9/14/2005        1,331,000  PEN       408,789     408,884           (95)

      8/23/2005        1,102,000  PLN       329,067     329,102           (35)

      9/26/2005        1,127,000  PLN       336,247     337,576        (1,329)

      7/29/2005       20,523,000  RUB       715,550     739,568       (24,018)

      8/23/2005        7,755,000  RUB       270,176     276,767        (6,591)

      9/23/2005       11,710,000  RUB       407,763     409,584        (1,821)

      7/26/2005        1,211,000  SGD       718,482     737,291       (18,809)

      8/24/2005          462,000  SGD       274,435     278,733        (4,298)

      9/20/2005          654,000  SGD       388,954     391,969        (3,015)

      8/31/2005       20,295,000  SKK       640,696     647,885        (7,189)

      9/26/2005       12,765,000  SKK       403,284     405,200        (1,916)

      8/24/2005        9,010,000  TWD       285,663     290,158        (4,495)

      9/21/2005       12,757,000  TWD       405,170     409,272        (4,102)
                                                                  -----------

                                                                  $  (237,344)
                                                                  ===========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

Forward Foreign Currency Contracts to Sell:

                                                                   Net Unrealized
                                           Value at    In Exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2005 for U.S. $  (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       9/6/2005       4,235,000    BRL   $  1,750,181    1,602,346   $(147,835)

       9/6/2005       8,162,000    BRL      3,373,076    3,204,897    (168,179)

       9/8/2005       3,125,000    BRL      1,290,481    1,179,690    (110,791)

       9/8/2005       4,975,000    BRL      2,054,446    1,903,532    (150,914)

       9/8/2005       3,015,000    BRL      1,245,056    1,179,808     (65,248)

       9/26/2005     35,538,750    CNY      4,341,482    4,487,783     146,301

       7/26/2005    127,184,000    EUR    154,006,937  154,055,436      48,499

       7/26/2005      7,000,000    EUR      8,476,291    8,499,883      23,592
                                                                     ---------

                                                                     $(424,575)
                                                                     =========

            BRL - Brazilian Real      MXP - Mexican Peso
            CHF - Swiss Franc         PEN - Peruvian Nuevo Sol
            CLP - Chilean Peso        PLN - Polish Zloty
            CNY - China Yuan Renminbi RUB - Russian Ruble
            EUR - Euro                SGD - Singapore Dollar
            GBP - British Pound       SKK - Slovakian Koruna
            INR - Indian Rupee        TWD - Taiwan Dollar
            JPY - Japanese Yen        U.S. $ - United States Dollar
            KRW - South Korean Won

9. OPTIONS

During the period ended June 30, 2005 the following option contracts were written:

                                                PIMCO                   PIMCO
                                         Inflation Protected         Total Return
                                            Bond Portfolio            Portfolio
                                         -------------------  -------------------------
                                         Number of              Number of
                                         Contracts  Premium     Contracts     Premium
                                         --------- ---------  ------------  -----------
Options outstanding at December 31, 2004     250   $ 110,391   271,600,508  $ 4,561,605
Options written.........................   1,492     348,928    90,403,016    1,416,031
Options bought back.....................    (646)   (140,968)  (74,001,670)    (801,831)
Options closed and expired..............    (518)   (159,386) (133,200,999)  (1,896,792)
                                           -----   ---------  ------------  -----------
Options outstanding at June 30, 2005....     578   $ 158,965   154,800,855  $ 3,279,013
                                           =====   =========  ============  ===========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


10. SWAP AGREEMENTS

Open swap agreements at June 30, 2005, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

                Expiration
Notional Amount    Date                               Description                                Value
--------------- ---------- ------------------------------------------------------------------ -----------

 1,500,000  USD  6/20/2006 Agreement with Goldman Sachs International dated 6/29/2005 to          $11,895
                           receive quarterly the notional amount multiplied by 3.10% and to pay par in the event of default of General Motors Corp.
                           7.125% due 7/15/2013.

 1,000,000  USD  6/20/2006 Agreement with J.P. Morgan Chase Bank dated 4/27/2005 to                 9,511
                           receive quarterly the notional amount multiplied by 2.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

 1,000,000  USD  6/20/2006 Agreement with Morgan Stanley Capital Services, Inc., dated             19,362
                           5/19/2005 to receive quarterly the notional amount multiplied by
                           3.83% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

 1,000,000  USD  6/20/2006 Agreement with Goldman Sachs International dated 5/31/2005 to           19,075
                           receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

40,000,000  USD 12/15/2007 Agreement with Lehman Brothers Special Financing, Inc., dated         (77,145)
                           7/11/2005 to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to receive semi-annually the notional amount multiplied by 4%.

 5,200,000  USD 12/15/2007 Agreement with Goldman Sachs Capital Markets, L.P. dated              (10,029)
                           6/13/2005 to receive semi-annually the notional amount
                           multiplied by 4.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

 5,100,000  USD 12/15/2010 Agreement with Lehman Brothers Special Financing, Inc., dated           49,226
                           6/27/2005 to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                           annually the notional amount multiplied by 4%.

64,800,000  USD 12/15/2015 Agreement with Goldman Sachs Capital Markets, L.P. dated           (3,010,259)
                           6/2/2005 to pay semi-annually the notional amount multiplied by
                           5.00% and to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA.

18,000,000  USD 12/15/2015 Agreement with J.P. Morgan Chase Bank dated 6/15/2005 to             (836,183)
                           receive semi-annually the notional amount multiplied by the 3 month US-LIBOR-BBA and to pay semi-annually the notional
                           amount multiplied by 5%.

15,600,000  USD 12/15/2015 Agreement with Bank of America N.A. dated 6/6/2005 to receive        (724,692)
                           semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5%.

 4,500,000  USD 12/15/2015 Agreement with Lehman Brothers Special Financing, Inc., dated        (209,046)
                           6/13/2005 to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                           annually the notional amount multiplied by 5%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                              Value
--------------- ---------- ----------------------------------------------------------------- ----------

   400,000  EUR 3/15/2007  Agreement with Merrill Lynch Capital Services, Inc., dated           $14,795
                           2/10/2004 to receive annually the notional amount multiplied by
                           4.00% and to pay annually the notional amount multiplied by the 6 month EUR-EURLIBOR-Telerate.

   500,000  EUR 3/15/2007  Agreement with J.P. Morgan Chase Bank dated 4/12/2004 to pay          18,492
                           annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-Telerate and to receive annually the notional amount multiplied by 4%.

22,200,000  EUR 6/17/2015  Agreement with J.P. Morgan Chase Bank dated 4/27/2004 to pay       4,092,639
                           annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-Telerate and to receive annually the notional amount multiplied by 5%.

10,000,000  GBP 6/15/2008  Agreement with J.P. Morgan Chase Bank dated 10/4/2004 to pay         214,778
                           semi-annually the notional amount multiplied by the 6 month GBP-
                           LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.
                                                                                             ----------

                                                                                             $(417,581)
                                                                                             ==========

PIMCO TOTAL RETURN PORTFOLIO

                Expiration
Notional Amount    Date                               Description                             Value
--------------- ---------- ------------------------------------------------------------------ ------

2,200,000  USD  7/17/2005  Agreement with Lehman Brothers Special Financing, Inc., dated        $712
                           8/19/2004 to receive semi-annually the notional amount
                           multiplied by 1.05% and to pay par in the event of default of
                           Russian Federation 5.00% due 3/31/2030.

  400,000  USD  7/20/2005  Agreement with Morgan Stanley Capital Services, Inc., dated           133
                           9/2/2004 to receive semi-annually the notional amount multiplied by 1.00% for each of sixteen Credit Derivative Transactions entered into, and to pay par in the event of default of Russian
                           Federation 5.00% due 3/31/2030.

  900,000  USD  7/31/2005  Agreement with Lehman Brothers dated 8/9/2004 to receive semi-        462
                           annually the notional amount multiplied by 0.97% and to pay par in the event of default of Russian Federation 5.00% due
                           3/31/2030.

  800,000  USD  6/20/2006  Agreement with Morgan Stanley Capital Services, Inc. dated            862
                           6/9/2005 to receive semi-annually the notional amount multiplied by 0.58% for each of fifty Credit Derivative Transactions entered into and to pay par in the event of default of Russian Federation
                           5.00% due 3/31/2030.

1,000,000  USD  6/20/2006  Agreement with J.P. Morgan Chase Bank dated 5/12/2005 to           10,467
                           receive quarterly the notional amount multiplied by 2.90% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

1,000,000  USD  6/20/2006  Agreement with Morgan Stanley Capital Services, Inc. dated         10,467
                           5/19/2005 to receive quarterly the notional amount multiplied by
                           2.90% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                               Value
--------------- ---------- ------------------------------------------------------------------ ---------

 2,000,000  USD  6/20/2006 Agreement with J.P. Morgan Chase Bank dated 4/5/2005 to receive      $18,720
                           quarterly the notional amount multiplied by 3.25% and to pay par in the event of default of General Motors Corp.
                           7.125% due 7/15/2013.

 2,000,000  USD  6/20/2006 Agreement with J.P. Morgan Chase Bank dated 5/11/2005 to              33,392
                           receive quarterly the notional amount multiplied by 3.20% and to pay par in the event of default of Ford Motor Credit Co.
                           7.000% due 10/1/2013.

 4,000,000  USD  6/20/2006 Agreement with J.P. Morgan Chase Bank dated 4/27/2005 to              38,043
                           receive quarterly the notional amount multiplied by 2.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

 4,100,000  USD  3/20/2007 Agreement with Merrill Lynch International, dated 4/26/2005 to           401
                           receive semi-annually the notional amount multiplied by 0.61%
                           and to pay par in the event of default of Russian Federation
                           5.00% (step-up) due 3/31/2030.

   600,000  USD  5/20/2007 Agreement with J.P. Morgan Chase Bank dated 6/6/2005 to receive        1,628
                           semi-annually the notional amount multiplied by 0.77% and to pay par in the event of default of Russian Federation
                           2.250% due 3/31/2030.

 1,800,000  USD  6/20/2007 Agreement with J.P. Morgan Chase Bank dated 4/27/2005 to              28,450
                           receive quarterly the notional amount multiplied by 4.60% and to pay par in the event of default of General Motors Corp.
                           7.125% due 7/15/2013.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (21,343)
                           quarterly the notional amount multiplied by 0.97% and to receive par in the event of default of Goodrich Corporation
                           7.625% due 12/15/2012.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (13,928)
                           quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of Lockheed Martin Corporation
                           8.20% due 12/1/2009.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (11,335)
                           quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of Northrop Grumman Corporation
                           7.125% due 2/15/2011.

   300,000  USD 12/20/2008 Agreement with J.P. Morgan Chase Bank dated 2/12/2004 to pay         (8,525)
                           quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of Capital One Financing Corporation
                           8.750% due 2/1/2007.

 4,800,000  USD  6/20/2010 Agreement with Morgan Stanley Capital Services, Inc., dated           29,193
                           4/14/2005 to receive semi-annually the notional amount
                           multiplied by 2.10% and to pay par in event of default of
                           underlying sovereign entities of the Dow Jones CDX Emerging
                           Markets Index.

 2,770,000  USD 12/15/2010 Agreement with Lehman Brothers Special Financing, Inc., dated      (267,362)
                           6/20/2005 to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to receive semi-annually the notional amount multiplied by 4.00%.

16,900,000  USD 12/15/2015 Agreement with Bank of America N.A. dated 6/6/2005 to receive      (785,083)
                           semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


10. SWAP AGREEMENTS - CONTINUED

                   Expiration
Notional Amount       Date                              Description                                Value
---------------    ---------- ---------------------------------------------------------------- -------------

   41,600,000  USD 12/15/2015 Agreement with Lehman Brothers Special Financing, Inc., dated     $(1,932,512)
                              6/13/2005 to receive semi-annually the notional amount
                              multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 5.00%.

    5,800,000  USD 12/15/2015 Agreement with J.P. Morgan Chase Bank dated 6/15/2005 to             (269,437)
                              receive semi-annually the notional amount multiplied by the 3 month US-LIBOR-BBA and to pay semi-annually the notional
                              amount multiplied by 5%.

    9,700,000  USD  4/16/2025 Agreement with J.P. Morgan Chase Bank dated 7/12/2005 to pay         (163,342)
                              semi-annualy the notional amount multiplied by the 3 month CAD-
                              BA-CDOR and to receive quarterly the notional amount multiplied by 4.50%.

    4,900,000  USD  6/15/2025 Agreement with Merrill Lynch Capital Services, Inc., dated            (88,854)
                              8/2/2005 to receive semi-annually the notional amount multiplied by 4.50% and to pay semi-annually the notional amount multiplied by the 3 month CAD-BA-CDOR.

   11,800,000  USD 12/15/2025 Agreement with Lehman Brothers Special Financing, Inc., dated        (485,605)
                              7/13/2005 to receive semi-annually the notional amount
                              multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 5.00%.

   30,900,000  CAD 12/16/2014 Agreement with Bank of America N.A. dated 2/1/2005 to receive        (707,448)
                              semi-annually the notional amount multiplied by the 3 month CAD-
                              BA-CDOR and to pay semi-annually the notional amount multiplied by 5.50%.

   40,100,000  CAD 12/16/2019 Agreement with Bank of America N.A. dated 2/1/2005 to pay semi-        661,330
                              annually the notional amount multiplied by the 3 month CAD-BA-
                              CDOR and to receive semi-annually the notional amount multiplied by 6.00%.

   94,700,000  EUR  6/16/2014 Agreement with Morgan Stanley Capital Services, Inc. dated         (7,787,582)
                              5/6/2005 to pay annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate and to receive annually the notional amount multiplied by 5.00%.

    8,700,000  EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to           (1,154,081)
                              receive annually the notional amount multiplied by the 6 month
                              EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

    6,100,000  EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 10/14/2004 to pay        1,124,554
                              annually the notional amount multiplied by the 6 month EUR-
                              EURIBOR-Telerate and to receive annually the notional amount multiplied by 5.00%.

  258,000,000  JPY  6/15/2012 Agreement with Goldman Sachs Capital Markets, L.P., dated            (195,025)
                              8/24/2004 to receive semi-annually the notional amount
                              multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 2.00%.

2,000,000,000  JPY  6/15/2012 Agreement with Goldman Sachs Capital Markets, L.P., dated          (1,511,829)
                              8/3/2004 to receive semi-annually the notional amount multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-annually the
                              notional amount multiplied by 2.00%.
                                                                                               -------------

                                                                                               $(13,444,477)
                                                                                               =============

CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
USD - United States Dollar

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


11. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2004 and 2003 were as follows:

                                               Ordinary Income     Long-Term Capital Gain          Total
-                                          ----------------------- ---------------------- -----------------------
                                              2004        2003        2004        2003       2004        2003
-                                          ----------- ----------- ----------- ---------- ----------- -----------

Met/AIM Mid Cap Core Equity Portfolio      $        -- $ 1,832,869 $        -- $       -- $        -- $ 1,832,869

Goldman Sachs Mid-Cap Value Portfolio        2,754,228                      --              2,754,228          --

Harris Oakmark International Portfolio          75,188   3,002,349          --    273,106      75,188   3,275,455

Lord Abbett America's Value Portfolio          691,296     207,582     206,401         --     897,697     207,582

Lord Abbett Bond Debenture Portfolio        42,393,056  15,972,187          --         --  42,393,056  15,972,187

Lord Abbett Growth and Income Portfolio     12,686,365  15,519,662          --         --  12,686,365  15,519,662

Lord Abbett Mid-Cap Value Portfolio          1,208,159   1,044,172   6,548,817  2,274,829   7,756,976   3,319,001

MetLife Aggressive Strategy Portfolio          415,966          --     264,513                680,479          --

MetLife Balanced Strategy Portfolio         14,606,246          --     897,795             15,504,041          --

MetLife Defensive Strategy Portfolio         2,169,357          --      68,531              2,237,888          --

MetLife Growth Strategy Portfolio            7,536,446          --   1,105,742              8,642,188          --

MetLife Moderate Strategy Portfolio          6,421,397          --     295,434              6,716,831          --

MFS Research International Portfolio         1,492,983   1,398,236          --         --   1,492,983   1,398,236

Neuberger Berman Real Estate Portfolio       9,887,285                  67,672         --   9,954,957          --

Oppenheimer Capital Appreciation Portfolio  22,602,474              24,825,441             47,427,915          --

PIMCO Inflation Protected Bond Portfolio    44,049,051   8,015,505      52,200    164,306  44,101,251   8,179,811

PIMCO Total Return Portfolio                96,677,207  21,621,640          --  2,238,470  96,677,207  23,860,110

RCM Global Technology Portfolio                152,842          --                     --     152,842          --

Third Avenue Small Cap Value Portfolio       9,110,042   1,983,734   5,228,107    550,664  14,338,149   2,534,398

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                           Undistributed Undistributed   Unrealized
                                             Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                              Income         Gain      (Depreciation)   and Deferrals        Total
-                                          ------------- ------------- -------------- ------------------ ------------

Met/AIM Mid Cap Core Equity Portfolio       $16,954,107   $17,832,105   $ 28,687,172     $     (1,257)   $ 63,472,127

Met/AIM Small Cap Growth Portfolio                   --    10,822,827     63,192,260           (2,120)     74,012,967

Goldman Sachs Mid-Cap Value Portfolio         2,582,963            --     26,647,698           (1,733)     29,228,928

Harris Oakmark International Portfolio        6,157,487    10,199,489    152,996,958        6,251,821     175,605,755

Janus Aggressive Growth Portfolio                    --       819,915     77,114,444       (5,224,783)     72,709,576

Lord Abbett America's Value Portfolio            40,230        88,397      3,837,774           (6,248)      3,960,153

Lord Abbett Bond Debenture Portfolio         69,689,446            --     63,273,658      (32,303,617)    100,659,487

Lord Abbett Growth and Income Portfolio      30,922,883    60,759,564    516,094,805      (31,329,883)    576,447,369

Lord Abbett Growth Opportunities Portfolio      265,890     3,988,972      9,374,611       (4,632,658)      8,996,815

Lord Abbett Mid-Cap Value Portfolio           2,764,720    11,112,078     71,626,058               --      85,502,856

MetLife Aggressive Strategy Portfolio           278,543            --      6,409,313               --       6,687,856

MetLife Balanced Strategy Portfolio           1,541,136            --     12,280,495               --      13,821,631

MetLife Defensive Strategy Portfolio            123,000            --       (468,308)              --        (345,308)

MetLife Growth Strategy Portfolio             1,557,160            --     20,658,397               --      22,215,557

MetLife Moderate Strategy Portfolio             539,967            --        801,115               --       1,341,082

MFS Research International Portfolio         30,734,304    22,914,056     92,651,982      (12,833,657)    133,466,685

Neuberger Berman Real Estate Portfolio               --       830,968     44,457,725           (1,733)     45,286,960

Oppenheimer Capital Appreciation Portfolio    5,834,251     5,599,746     62,012,042       (1,517,833)     71,928,206

PIMCO Inflation Protected Bond Portfolio      1,500,020        66,868     10,302,405          (81,462)     11,787,831

PIMCO Total Return Portfolio                    488,584    16,049,952      4,955,958       (4,404,915)     17,089,579

Met/Putnam Capital Opportunities Portfolio      121,972            --      8,640,802       (6,296,556)      2,466,218

RCM Global Technology Portfolio               1,349,808       250,251      7,724,374       (9,057,894)        266,539

Third Avenue Small Cap Value Portfolio          905,957     1,550,884    154,016,868           (7,743)    156,465,966

T. Rowe Price Mid-Cap Growth Portfolio               --    15,056,099     88,451,601           (7,768)    103,499,932

Turner Mid-Cap Growth Portfolio                      --            --     24,325,041       (3,442,148)     20,882,893

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

12. ACQUISITIONS

On November 22, 2004, Oppenheimer Capital Appreciation Portfolio ("Oppenheimer Capital") acquired all the net assets of Met/Putnam Research Portfolio ("Putnam Research") pursuant to a plan of reorganization approved by Putnam Research shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 2,275,486 Class A shares of Oppenheimer Capital (valued at $18.4 million) in exchange for the 2,247,483 Class A shares of Putnam Research, 11,866,269 Class B shares of Oppenheimer Capital (valued at $95.5 million) in exchange for the 11,735,069 Class B shares of Putnam Research outstanding on November 19, 2004. Putnam Research Class A net assets at that date ($18.4 million), including $351,527 of unrealized depreciation and approximately $5,793,511 million of accumulated net realized losses, were combined with those of Oppenheimer Capital Class A. Putnam Research Class B net assets at that date ($95.5 million), including $6,305,799 of unrealized appreciation and $2,455,209 million of accumulated net realized gains, were combined with those of Oppenheimer Capital Class B. The aggregate Class A net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $16,344,195 and $18,393,156, respectively. The aggregate Class A net assets of Oppenheimer Capital immediately after the acquisition were $34,737,350. The aggregate Class B net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $793,696,661 and $95,503,852, respectively. The aggregate Class B net assets of Oppenheimer Capital immediately after the acquisition were $889,200,513.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


12. ACQUISITIONS - CONTINUED

On November 22, 2004, PIMCO Total Return Portfolio ("Total Return") acquired all the net assets of J.P. Morgan Quality Bond Portfolio ("Quality Bond") pursuant to a plan of reorganization approved by Quality Bond shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 8,766,781 Class A shares of Total Return (valued at $99.2 million) in exchange for the 8,868,629 Class A shares of Quality Bond, 6,618,814 Class B shares of Total Return (valued at $74.4 million) in exchange for the 6,696,262 Class B shares of Quality Bond. Quality Bond Class A net assets at that date ($99.2 million), including $2,278,057 of unrealized appreciation and approximately $299,976 million of accumulated net realized gains, were combined with those of Total Return Class A. Quality Bond Class B net assets at that date ($74.4 million), including $406,911 of unrealized depreciation and $405,123 million of accumulated net realized losses, were combined with those of Total Return Class
B. The aggregate Class A net assets of Total Return and Quality Bond immediately before the acquisition were $220,098,364 and $99,218,491, respectively. The aggregate Class A net assets of Total Return immediately after the acquisition were $319,316,854. The aggregate Class B net assets of Total Return and Quality Bond immediately before the acquisition were $1,095,090,459 and $74,404,338, respectively. The aggregate Class B net assets of Total Return immediately after the acquisition were $1,169,494,797. The merger did not impact Class E net assets of Total Return.

13. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


QUARTERLY PORTFOLIO SCHEDULE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the most recent 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

APPROVAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS

RCM GLOBAL TECHNOLOGY PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on January 4, 2005, the Trustees (including the Trustees who are not "interested persons" of the Trust, the Manager, the Adviser or the Distributor (as that term is defined in the 1940 Act) ("Disinterested Trustees")) approved an interim investment advisory agreement between the Manager and RCM Capital Management LLC ("RCM"), an affiliate of the Portfolio's then current Adviser, PEA Capital LLC ("PEA"), with respect to the Portfolio, which took effect as of January 15, 2005 (the "Interim Advisory Agreement"). The Interim Advisory Agreement had a term of the earlier of 150 days or the date on which a new advisory agreement was entered into. On February 16, 2005, the Board of Trustees, including the Disinterested Trustees, approved a new investment advisory agreement with respect to the Portfolio (the "New Advisory Agreement"), which agreement went into effect on May 1, 2005. The New Advisory Agreement is the same in all material respects to the Portfolio's previous investment advisory agreement with PEA and to the Interim Advisory Agreement, except for the Adviser under the previous investment advisory agreement, the advisory fee and the effective date and term of the Agreement.

The Board considered essentially the same factors with respect to the Interim Advisory Agreement as they considered regarding the New Advisory Agreement as discussed below, with the exception of the consideration of the advisory fee, as such fee was different under the New Advisory Agreement. In this regard, the Trustees noted that the advisory fee under the Interim Advisory Agreement was the same as the advisory fee under the Portfolio's previous investment advisory agreement and that such fee is paid out of the management fee that the Portfolio pays to the Manager. Based on these considerations and, as described below, the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of RCM with comparable funds, the Board (including a majority of Disinterested Trustees) determined that approval of the Interim Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The Board of Trustees' approval of the New Advisory Agreement was based on a number of factors relating to RCM's ability to perform under the New Advisory Agreement. These factors included: RCM's management style and long-term performance record with comparable funds; RCM's current level of staffing and its overall resources; RCM's financial condition; and RCM's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees payable under the New Advisory Agreement. In this connection, the Board evaluated RCM's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to RCM in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. The advisory fee under the New Advisory Agreement is lower than the advisory fee paid under the investment advisory agreement with the Fund's previous Adviser and under the Interim Advisory Agreement. As a result, the Manager will retain a greater percentage of its management fee. The Portfolio's total expenses will not change as a result of the advisory fee decrease because such fee is paid directly by the Manager.

After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by RCM, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

The Board also noted that RCM, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions. While RCM selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that RCM is affiliated with registered broker-dealers and these broker-dealers may

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)

from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to RCM and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the New Advisory Agreement, the Board especially reviewed the Portfolio's performance record and RCM's management style and long-term performance record with comparable funds. The Board noted that the Allianz RCM Global Technology Fund (the "Allianz Tech Fund"), which is also advised by RCM, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of December 31, 2004, the Allianz Tech Fund had a one-year total return of 17.93%, three-year annualized returns of 5.94%, and five-year annualized returns of -9.17%, which outperformed all of the other ten largest funds included in Morningstar's Universe of Institutional shares of Technology Funds, as well as the Goldman Sachs Technology Index over the one-, three-, and five-year periods, and the S&P 500 Index over the one- and three-year periods.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the New Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the New Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to the Adviser of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and RCM was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of RCM with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the New Advisory Agreement was in the best interests of the Portfolio.

VAN KAMPEN COMSTOCK PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on February 16, 2005, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to the Van Kampen Comstock Portfolio ("Portfolio") and an investment advisory agreement with respect to the Portfolio (the "Advisory Agreement") between the Manager and Morgan Stanley Investment Management, Inc. dba Van Kampen ("Van Kampen").

In approving the Management Agreement with the Manager with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolio, including the selection of the Adviser for the Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing the Adviser, and compliance with the Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio's fee. The Board noted that the proposed management fee and the total expense ratio were below the median of the peer group for the Portfolio selected by an independent third party. The Board also noted the Manager's commitment to the expense limitation agreement with the Portfolio.

After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the Portfolio was fair and reasonable. The Board also concluded that the Manager's level of profitability from its relationship with the Portfolio was reasonable.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


The Board noted that the management fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and Van Kampen based on a number of factors relating to Van Kampen's ability to perform under the Advisory Agreement. These factors included: Van Kampen's management style and long-term performance record with comparable funds; Van Kampen's current level of staffing and its overall resources; Van Kampen's financial condition; and Van Kampen's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated Van Kampen's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Van Kampen in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. The Board also noted that the fees payable under the Advisory Agreement were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Van Kampen, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

The Board also noted that Van Kampen, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While Van Kampen selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that Van Kampen is affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolio. The Board noted, however, that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to Van Kampen and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Van Kampen's management style and long-term performance record with comparable funds. The Board noted that the Van Kampen Comstock Fund, which is also advised by Van Kampen, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of December 31, 2004, the Van Kampen Comstock Fund had outperformed the Morningstar Large Value Category average, as well as the S&P Barra Value Index over the one-, three-, five- and ten-year periods, and had generally strong performance since its inception.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. In addition, the Board noted that the terms of the Adviser Agreement and fees payable thereunder were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Van Kampen was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Van Kampen with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

                                                                   SEMI 605

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Met Investors Series Trust

Notes to Pro Forma Combining Financial Statements (unaudited)
June 30, 2005

Introductory Paragraph

     The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Travelers Series Trust, Mondrian International Stock Portfolio ("Mondrian International Stock") in exchange for shares of Harris Oakmark International Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Harris Oakmark International, and the results of operations of Harris Oakmark International for pre-combination periods will not be restated.

     The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Mondrian International Stock and Harris Oakmark International, as though the reorganization occurred as of June 30, 2005.

     The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the periods ended June 30, 2005 as though the reorganization occurred as of the beginning of the period.

     The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the Mondrian International Stock and Harris Oakmark International, which are incorporated by reference in the Statement of Additional Information.

MONDRIAN INTERNATIONAL STOCK INTO HARRIS OAKMARK INTERNATIONAL STOCK PRO FORMA STATEMENT OF INVESTMENTS AS OF 6/30/05 (UNAUDITED)



                                               TST MONDRIAN                   MIST HARRIS                   COMBINED PRO FORMA
                                            INTERNATIONAL STOCK          OAKMARK INTERNATIONAL           MIST HARRIS OAKMARK INT'L
       SECURITY DESCRIPTION                   SHARES     VALUE         SHARES            VALUE           SHARES           VALUE
       --------------------                 --------- -----------   --------------   --------------   --------------  -------------
COMMON                       % OF TOTAL NET
STOCKS                        ASSETS                         98.4%                             96.5%                           96.8%

AUSTRALIA                    % of Total Net
                              Assets                          9.2%                              2.2%                            3.3%
       Australia &
        New Zealand Banking
        Group, Ltd.                                 -           -        1,350,000      $22,277,311        1,350,000    $22,277,311
       Coles Myer Ltd.                        264,800   1,867,602                -                -          264,800      1,867,602
       National Australia
        Bank Ltd.                             281,867   6,603,680                -                -          281,867      6,603,680
       Telstra Corp., Ltd.                  1,740,014   6,705,925                -                -        1,740,014      6,705,925
       Wesfarmers Ltd.                         63,800   1,944,217                -                -           63,800      1,944,217
                                                      -----------                       -----------                   -------------
                                                       17,121,424                        22,277,311                      39,398,735
                                                      -----------                       -----------                   -------------
BELGIUM                      % of Total Net
                              Assets                          5.1%                              0.0%                            0.8%
       Electrabel                               8,700   3,800,827                -                -            8,700      3,800,827
       Fortis                                 202,500   5,617,725                -                -          202,500      5,617,725
                                                      -----------                       -----------                   -------------
                                                        9,418,552                                 -                       9,418,552
                                                      -----------                       -----------                   -------------
FINLAND                      % of Total Net
                              Assets                          1.5%                              0.0%                            0.2%
       UPM-Kymmene OYJ                        141,500   2,716,844                -                -          141,500      2,716,844

FRANCE                       % of Total Net
                              Assets                          8.4%                             10.4%                           10.1%
       BNP Paribas S.A.                             -           -          226,500       15,481,744          226,500     15,481,744
       Compagnie de
        Saint-Gobain                           60,300   3,347,856                -                -           60,300      3,347,856
       L'Oreal S.A.                                 -           -          176,600       12,664,102          176,600     12,664,102
       Neopost S.A.                                 -           -          145,000       12,753,965          145,000     12,753,965
       Pernod-Ricard S.A.                           -           -           46,300        7,384,342           46,300      7,384,342
       Publicis Groupe                              -           -          756,000       22,237,331          756,000     22,237,331
       Sanofi-Aventis S.A.                          -           -          118,035        9,660,963          118,035      9,660,963
       Societe Generale                        54,400   5,538,401                -                -           54,400      5,538,401
       Total S.A.                              28,600   6,723,110           32,500        7,609,025           61,100     14,332,135
       Vivendi Universal
        S.A.                                        -           -          533,600       16,706,157          533,600     16,706,157
                                                      -----------                       -----------                   -------------
                                                       15,609,367                       104,497,629                     120,106,996
                                                      -----------                       -----------                   -------------
GERMANY                      % of Total Net
                              Assets                          6.4%                              9.1%                            8.7%
       Bayer AG                               139,100   4,643,124                -                -          139,100      4,643,124
       Bayerische Motoren
        Werke (BMW) AG                              -           -          805,800       36,653,749          805,800     36,653,749
       Deutsche Boerse AG                           -           -          364,400       28,451,080          364,400     28,451,080
       Hannover
        Rueckversicherung
        AG                                          -           -          116,600        4,399,291          116,600      4,399,291
       Henkel KGaA                                  -           -          256,000       21,510,910          256,000     21,510,910
       RWE AG                                 111,817   7,221,340                -                -          111,817      7,221,340
                                                      -----------                       -----------                   -------------
                                                       11,864,464                        91,015,030                     102,879,494
                                                      -----------                       -----------                   -------------
HONG KONG                    % of Total Net
                              Assets                          1.0%                              0.4%                            0.5%
       Giordano
        International, Ltd.                         -           -        6,384,000        4,343,325        6,384,000      4,343,325
       HongKong Electric
        Holdings Ltd.                         393,500   1,797,347                -                -          393,500      1,797,347
                                                      -----------                       -----------                   -------------
                                                        1,797,347                         4,343,325                       6,140,672
                                                      -----------                       -----------                   -------------
IRELAND                      % of Total Net
                              Assets                                                            3.1%                            2.6%
       Bank of Ireland                              -           -        1,810,000       29,092,027        1,810,000     29,092,027
       Bank of Ireland                              -           -          130,000        2,106,184          130,000      2,106,184
                                                                                        -----------                   -------------
                                                                                         31,198,211                      31,198,211
                                                                                        -----------                   -------------



                        See notes to financial statements

ISRAEL                       % of Total Net
                              Assets                                                            0.6%                            0.5%
       Orbotech, Ltd. *                             -           -          265,000        5,694,850          265,000      5,694,850

ITALY                        % of Total Net
                              Assets                          2.9%                              4.2%                            4.0%
       Banca Intesa SpA                     1,165,600   5,337,610                -                -        1,165,600      5,337,610
       Banco Popolare di
        Verona e Novara
        Scrl                                        -           -          672,500       11,446,258          672,500     11,446,258
       Bulgari S.p.A.                               -           -          911,000       10,173,513          911,000     10,173,513
       San Paolo IMI S.p.A.                         -           -          325,000        4,443,721          325,000      4,443,721
       UniCredito Italiano
        S.p.A.                                      -           -        2,974,000       15,643,263        2,974,000     15,643,263
                                                      -----------                       -----------                   -------------
                                                        5,337,610                        41,706,755                      47,044,365
                                                      -----------                       -----------                   -------------
JAPAN                        % of Total Net
                              Assets                         16.7%                             14.5%                           14.9%
       Canon, Inc.                            121,500   6,397,620                -                -          121,500      6,397,620
       Daiwa Securities
        Group, Inc.                                 -           -        2,889,000       17,767,372        2,889,000     17,767,372
       Honda Motor Co., Ltd.                        -           -          392,500       19,307,928          392,500     19,307,928
       Kao Corp.                                    -           -          295,000        6,950,448          295,000      6,950,448
       KDDI Corp.                               1,393   6,443,143                -                -            1,393      6,443,143
       Matsushita Electric
        Industrial Co., Ltd.                  414,000   6,282,229                -                -          414,000      6,282,229
       Meitec Corp.                                 -           -          432,800       13,280,915          432,800     13,280,915
       NTT DoCoMo, Inc.                             -           -           16,110       23,682,383           16,110     23,682,383
       Rohm Co., Ltd.                               -           -          192,000       18,420,527          192,000     18,420,527
       Takeda Pharmaceutical
        Co., Ltd.                             125,100   6,203,679          628,000       31,049,564          753,100     37,253,243
       Toyota Motor Corp.                     162,600   5,820,232                -                -          162,600      5,820,232
       Uni-Charm Corp.                              -           -          373,000       14,982,615          373,000     14,982,615
                                                      -----------                       -----------                   -------------
                                                       31,146,903                       145,441,752                     176,588,655
                                                      -----------                       -----------                   -------------
MEXICO                       % of Total Net
                              Assets                                                            1.2%                            1.1%
       Grupo Televisa, S.A.
        (ADR)                                       -           -          201,000       12,480,090          201,000     12,480,090

NETHERLANDS                  % of Total Net
                              Assets                          9.9%                              7.5%                            7.8%
       Akzo Nobel N.V.                              -           -          577,000       22,639,364          577,000     22,639,364
       Euronext N.V.                                -           -          775,600       26,166,895          775,600     26,166,895
       Heineken Holding
        N.V. - Series A *                           -           -          523,000       14,616,556          523,000     14,616,556
       Heineken N.V.                                -           -           64,375        1,982,754           64,375      1,982,754
       ING Groep NV                           231,800   6,553,956                -                -          231,800      6,553,956
       Koninklijke (Royal)
        Philips Electronics
        N.V.                                        -           -          364,000        9,150,972          364,000      9,150,972
       Reed Elsevier NV                       261,418   3,643,505                -                -          261,418      3,643,505
       Royal Dutch Petroleum
        Co.                                   126,600   8,271,016                -                -          126,600      8,271,016
                                                      -----------                       -----------                   -------------
                                                       18,468,477                        74,556,541                      93,025,018
                                                      -----------                       -----------                   -------------
SINGAPORE                    % of Total Net
                              Assets                          1.6%                              1.1%                            1.2%
       Overseas-Chinese
        Banking Corp., Ltd.                   436,800   3,003,396                -                -          436,800      3,003,396
       United Overseas Bank,
        Ltd.                                        -           -        1,260,400       10,596,916        1,260,400     10,596,916
       United Overseas Land,
        Ltd.                                        -           -          126,040          170,196          126,040        170,196
                                                      -----------                       -----------                   -------------
                                                        3,003,396                        10,767,112                      13,770,508
                                                      -----------                       -----------                   -------------
SOUTH KOREA                  % of Total Net
                              Assets                          1.4%                              6.2%                            5.5%
       Kookmin Bank                                 -           -          420,800       19,170,850          420,800     19,170,850
       Lotte Chilsung
        Beverage Co., Ltd.                          -           -           11,510        9,966,151           11,510      9,966,151
       POSCO, ADR                              60,400   2,655,788                -                -           60,400      2,655,788
       SK Telecom Co., Ltd.                         -           -          188,200       33,114,962          188,200     33,114,962
                                                      -----------                       -----------                   -------------
                                                        2,655,788                        62,251,963                      64,907,751
                                                      -----------                       -----------                   -------------



                        See notes to financial statements

SPAIN                        % of Total Net
                              Assets                          9.2%                                                              1.4%
       Banco Santander
        Central Hispano SA                    514,400   5,968,304                -                -          514,400      5,968,304
       Iberdrola SA                           176,471   4,658,644                -                -          176,471      4,658,644
       Telefonica SA                          396,156   6,489,576                -                -          396,156      6,489,576
                                                      -----------                                                     -------------
                                                       17,116,524                                                        17,116,524
                                                      -----------                                                     -------------
SWITZERLAND                  % of Total Net
                              Assets                                                           15.0%                           12.7%
       Credit Suisse Group                          -           -          543,000       21,283,585          543,000     21,283,585
       Givaudan S.A.                                -           -           27,620       16,027,011           27,620     16,027,011
       Lonza Group AG                               -           -          339,700       18,738,872          339,700     18,738,872
       Nestle S.A.                                  -           -          112,200       28,647,207          112,200     28,647,207
       Novartis AG                                  -           -          561,000       26,620,859          561,000     26,620,859
       Swatch Group AG                              -           -          770,200       21,945,900          770,200     21,945,900
       Syngenta AG *                                -           -          168,300       17,222,210          168,300     17,222,210
                                                                                        -----------                   -------------
                                                                                        150,485,644                     150,485,644
                                                                                        -----------                   -------------
UNITED
KINGDOM                      % of Total Net
                              Assets                         25.1%                             20.9%                           21.5%
       Aegis Group Plc                              -           -        6,707,500       11,907,129        6,707,500     11,907,129
       Associated British
        Ports Holdings Plc                          -           -        2,060,000       18,109,485        2,060,000     18,109,485
       Aviva PLC                              584,600   6,518,822                -                -          584,600      6,518,822
       Boots Group PLC                        155,800   1,701,001                -                -          155,800      1,701,001
       BP Plc                                 602,300   6,273,486        1,059,000       11,018,694        1,661,300     17,292,180
       British Sky
        Broadcasting Group
        Plc                                         -           -          693,000        6,534,752          693,000      6,534,752
       Cadbury Schweppes Plc                        -           -        2,331,000       22,202,695        2,331,000     22,202,695
       Diageo Plc                                   -           -        2,308,000       33,934,409        2,308,000     33,934,409
       GlaxoSmithKline Plc                    291,146   7,051,575        1,506,000       36,357,528        1,797,146     43,409,103
       HBOS PLC                               448,200   6,914,212                -                -          448,200      6,914,212
       Lloyds TSB Group Plc                   801,100   6,793,097        2,280,200       19,285,223        3,081,300     26,078,320
       Michael Page
        International Plc                           -           -        2,390,000        8,626,125        2,390,000      8,626,125
       Rio Tinto PLC                          175,034   5,359,573                -                -          175,034      5,359,573
       Signet Group Plc                             -           -       11,522,000       22,385,588       11,522,000     22,385,588
       Unilever PLC                           628,700   6,069,447                -                -          628,700      6,069,447
       Vodafone Group Plc                           -           -        7,655,000       18,611,801        7,655,000     18,611,801
                                                      -----------                       -----------                   -------------
                                                       46,681,213                       208,973,429                     255,654,642
       ----------------------------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCK -
        (COST $1,017,499,110)                         182,937,909                       965,689,642                   1,148,627,551
       ----------------------------------------------------------------------------------------------------------------------------

RIGHT                        % of Total Net
SINGAPORE                     Assets                          0.2%                                                              0.0%
       Oversea-Chinese Banking Corp. Ltd. *    87,360     333,999                -                -           87,360        333,999
        (COST $0)
SHORT-TERM INVESTMENT        % of Total Net
                              Assets                         16.5%                             20.4%                           19.8%
       State Street Bank & Trust Co.,
        Repurchase Agreement, dated
       06/30/05 at 2.00% to be repurchased
        on 07/01/05                         1,697,000   1,697,000       35,931,000       35,931,000       37,628,000     37,628,000
       State Street Navigator Securities
        Lending Prime Portfolio (a)        29,000,415  29,000,415      168,591,160      168,591,160      197,591,575    197,591,575
       ----------------------------------------------------------------------------------------------------------------------------
       TOTAL SHORT-TERM INVESTMENTS                    30,697,415                       204,522,160                0    235,219,575
       ----------------------------------------------------------------------------------------------------------------------------
       ----------------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENTS - 116.7%                     213,969,323                     1,170,211,802                0  1,384,181,125
       ----------------------------------------------------------------------------------------------------------------------------
       (COST $1,252,718,685)            ($209,451,302)             ($1,043,267,383)                  ($1,252,718,685)
       Other Assets and
       Liabilities - (16.7%)                          (27,995,187)                     (169,609,677)               0   (197,604,864)
       ----------------------------------------------------------------------------------------------------------------------------
       TOTAL NET ASSETS-- 100.0%                      185,974,136                    $1,000,602,125                0  1,186,576,261
       ============================================================================================================================



                        See notes to financial statements



       PORTFOLIO FOOTNOTES:

       * Non-income producing security.

       (a) Represents investment of collateral received from securities lending transactions.

       ADR - American Depository Receipt

       As of June 30, 2005 all the securities held by the target fund would comply with the compliance guidelines and/or investment restrictions of the acquiring fund.

                        See notes to financial statements

MET INVESTORS SERIES TRUST
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)


                                                                                                  MET INVESTORS
                                                                                                   SERIES TRUST
                                 TRAVELERS SERIES      MET INVESTORS                              HARRIS OAKMARK
                                       TRUST            SERIES TRUST          ADJUSTMENTS         INTERNATIONAL
                                     MONDRIAN          HARRIS OAKMARK      (REFERENCES ARE          PORTFOLIO
                                INTERNATIONAL STOCK    INTERNATIONAL         TO PRO FORMA           PRO FORMA
                                     PORTFOLIO           PORTFOLIO            FOOTNOTES)            COMBINED
                                -------------------  ------------------  -------------------  -------------------
ASSETS
Investments at value *          $       213,969,323  $    1,170,211,802  $                 0  $     1,384,181,125
Cash                                              0                 108                    0                  108
Foreign cash                                247,295             291,285                    0              538,580
Receivable for:
        Securities sold                           -                   -                                         0
        Fund shares sold                     23,966           1,157,674                    0            1,181,640
        Futures variation
        margin                                    -                   -                    0                    0
        Dividends and interest              671,900           2,405,238                    0            3,077,138
        Prepaid expenses                      3,235                   -                    0                3,235
        Unrealized
        appreciation on
        forward currency
        contracts                           608,489       13,333,019.00                    0           13,941,508
        Due from investment
        adviser                                   -                   -                    0                    0
                                -------------------  ------------------  -------------------  -------------------
            Total assets                215,524,208       1,187,399,126                    0        1,402,923,334
                                -------------------  ------------------  -------------------  -------------------
LIABILITIES
   Payable for:
        Securities purchased                      -          17,066,887                    0           17,066,887
        Fund shares redeemed                348,014             124,774                    0              472,788
        Collateral on
        securities on loan               29,000,415         168,591,160                    0          197,591,575
        Foreign taxes                             -                   -                    0                    0

Accrued expenses:
        Management fees                     108,835             674,629                    0              783,464
        Service and
        distribution fees                         -             100,376                    0              100,376
        Administration Fees
        Payable                               9,999              72,929                    0               82,928
        Custodian and
        Accounting Fees                      32,652              93,074                    0              125,726
        Deferred trustees fees                    -                   -                    0                    0
        Other expenses                       50,157              73,172                    0              123,329
                                -------------------  ------------------  -------------------  -------------------
           Total liabilities             29,550,072         186,797,001                    0          216,347,073
                                -------------------  ------------------  -------------------  -------------------
NET ASSETS                      $       185,974,136  $    1,000,602,125  $                 0  $     1,186,576,261
                                ===================  ==================  ===================  ===================

NET ASSETS CONSIST OF:
        Capital paid in         $       194,267,410  $      809,256,636  $                 0        1,003,524,046
        Undistributed
        (distributions in
        excess of) net
        investment income                 2,208,944          17,322,865                    0           19,531,809
        Accumulated net
        realized gains
        (losses)                          5,116,647          33,770,865                    0           38,887,512
        Unrealized
        appreciation
        (depreciation) on
        investments, futures,
        and foreign currency           (15,618,865)         140,251,759                    0          124,632,894
                                -------------------  ------------------  -------------------  -------------------
           Total                $       185,974,136  $    1,000,602,125  $                 0  $     1,186,576,261
                                ===================  ==================  ===================  ===================
Net Assets - Class A            $       185,974,136  $      474,187,219  $                 0  $       660,161,355
                                ===================  ==================  ===================  ===================
Net Assets - Class B                              0         423,815,819                    0          423,815,819
                                ===================  ==================  ===================  ===================
Net Assets - Class E                              0         102,599,087                    0          102,599,087
                                ===================  ==================  ===================  ===================

Capital shares outstanding -
Class A                                  16,562,400          32,397,816          (3,856,119)(a)        45,104,097
                                ===================  ==================  ===================  ===================
Capital shares outstanding -                      0          29,169,889                    0           29,169,889
Class B
                                ===================  ==================  ===================  ===================
Capital shares outstanding -                      0           7,045,799                    0            7,045,799
Class E
                                ===================  ==================  ===================  ===================


NET ASSET VALUE AND OFFERING
PRICE PER SHARE - CLASS A       $             11.23  $            14.64                    0  $             14.64
                                ===================  ==================  ===================  ===================
NET ASSET VALUE AND OFFERING                                                               0
PRICE PER SHARE - CLASS B                                         14.53                                     14.53
                                ===================  ==================  ===================  ===================
NET ASSET VALUE AND OFFERING                                                               0
PRICE PER SHARE - CLASS E                                         14.56                                     14.56
                                ===================  ==================  ===================  ===================

   * Identified cost of
     investments                $       209,700,608  $    1,007,629,291  $                --        1,217,329,899


     (a) Reflects change in shares outstanding due to the issuance of Class A shares of Harris Oakmark International Portfolio in exchange for Class A shares of Mondrian International Stock Portfolio based upon the net asset value of the Harris Oakmark International Portfolio's Class A shares at June 30, 2005.

                        See notes to financial statements.

MET INVESTORS SERIES TRUST COMBINED PRO FORMA STATEMENT OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED)


                                                                                                   MET INVESTORS
                                             TRAVELERS                                              SERIES TRUST
                                           SERIES TRUST      MET INVESTORS                         HARRIS OAKMARK
                                             MONDRIAN         SERIES TRUST       ADJUSTMENTS       INTERNATIONAL
                                          INTERNATIONAL      HARRIS OAKMARK    (REFERENCES ARE       PORTFOLIO
                                               STOCK         INTERNATIONAL      TO PRO FORMA         PRO FORMA
                                             PORTFOLIO         PORTFOLIO         FOOTNOTES)          COMBINED
                                         ----------------    --------------    ---------------    ---------------
INVESTMENT INCOME
   Dividend                              $      4,942,723/1/ $   21,222,985/1/               0         26,165,708
   Interest                                       214,716           835,652                  0          1,050,368
                                         ----------------    --------------    ---------------    ---------------
                                                5,157,439        22,058,637                  0         27,216,076
EXPENSES
   Management fees                       $      1,378,903    $    6,672,057             16,940(a)       8,067,900
   Service and distribution
   fees-Class B                                         0         1,260,902                  0          1,260,902
   Service and distribution
   fees-Class E                                         0           109,966                  0            109,966
   Administration fees                            104,513           143,765            (69,617)(b)        178,661
   Directors fees and expenses                      7,770            14,992             (7,770)(b)         14,992
   Custodian                                      134,407           772,442           (121,321)(b)        785,528
   Transfer agent fees                              (111)            25,258                111 (b)         25,258
   Audit and tax services                          21,874            22,144            (21,874)(b)         22,144
   Legal                                           22,878            21,879            (22,878)(b)         21,879
   Printing                                        19,153            95,625            (19,153)(b)         95,625
   Insurance                                        1,420            20,240             (1,420)(b)         20,240
   Deferred Expense
   Reimbursement                                        0                 0                  0
   Miscellaneous expenses                          (1,436)            4,453              1,436              4,453
                                         ----------------    --------------    ---------------    ---------------
       Total Expenses                           1,689,371         9,163,723           (245,546)        10,607,548
   Expense Reductions                                   -           (94,983)                 -            (94,983)
   Expense assumed by the
   Investment Adviser                             (33,485)                -             33,485                  0
                                         ----------------    --------------    ---------------    ---------------
   Net Expenses                                 1,655,886         9,068,740           (212,061)        10,512,565
                                         ----------------    --------------    ---------------    ---------------
   Net Income                                   3,501,553        12,989,897            212,061         16,703,511

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on
   investments                                 25,276,546        29,516,575                  0         54,793,121
   Net realized gain (loss) on
   foreign currency transactions                    5,762           (99,351)                 0            (93,589)
   Net realized gain (loss) on
   futures transactions                                 0                 0                  0                  0
                                         ----------------    --------------    ---------------    ---------------
       Net realized gain (loss)                25,282,308        29,417,224                  0         54,699,532
         on investments, foreign
         currency, and futures
         transactions

   Net unrealized appreciation
   (depreciation) on investments              (9,637,802)        70,463,812                  0         60,826,010
   Net unrealized appreciation
   (depreciation) on foreign
   currency transactions                                0                 0                  0                  0
   Net unrealized appreciation
   (depreciation) on futures
   transactions                                         0                 0                  0                  0
                                         ----------------    --------------    ---------------    ---------------
   Net unrealized gain (loss)
   on investments, foreign
   currency, and futures
   transactions                               (9,637,802)        70,463,812                  0         60,826,010
                                         ----------------    --------------    ---------------    ---------------

    Net gain (loss)                            15,644,506        99,881,036                  0        115,525,542

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                          $     19,146,059    $  112,870,933    $       212,061    $   132,229,053
                                         ================    ==============    ===============    ===============

                                         1 Net of foreign    1 Net of foreign
                                         taxes of $696,794   taxes of
                                                             $2,543,553


(a) Reflects the Harris Oakmark International Portfolio's investment advisory fee rate.

(b) Reflects adjustment of certain balances to conform to the Harris Oakmark International Portfolio's expense structure.


                       See notes to financial statements.

MET INVESTORS SERIES TRUST

Notes to Pro Forma Combining Financial Statements (Unaudited)
June 30, 2005

1    Description of the Fund

     The Harris Oakmark International Portfolio ("Harris Oakmark International") a portfolio of Met Investors Series Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

     Harris Oakmark International consists of three classes of shares, Class A, Class B, and Class E. The classes of shares are identical except that certain additional charges (Rule 12b-1 fees) are made against Class B and E shares.

2    Basis of Combination

     The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Travelers Series Trust, Mondrian International Stock Portfolio ("Mondrian International Stock") in exchange for shares of Harris Oakmark International Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Harris Oakmark International, and the results of operations of Harris Oakmark International for pre-combination periods will not be restated.



     The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Mondrian International Stock and Harris Oakmark International, as though the reorganization occurred as of June 30, 2005.

     The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended June 30, 2005 as though the reorganization occurred as of the beginning of the period.

     The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the Mondrian International Stock and Harris Oakmark International, which are incorporated by reference in the Statement of Additional Information.

3    Portfolio Valuation

     Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

4    Federal Income Taxes

     Each Fund has elected to be taxed as a regulated investment company. After the acquisition, the Harris Oakmark International intends to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     The tax cost of investments will remain unchanged for the combined fund.

5    Estimates and Assumptions:

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           MET INVESTORS SERIES TRUST

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.

     The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

     The Management Agreement with Met Investors Advisory LLC (the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations under the Agreement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement").

2.   Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3.   Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5.   None other than as set forth in Exhibits 1 and 2.

6(a). Management Agreement between Met Investors Advisory Corp. (now known as Met Investors Advisory LLC) and Met Investors Series Trust. Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed with the SEC on January 5, 2001 ("Pre-Effective Amendment No. 1").

6(b). Form of Amendment No. 2 to Management Agreement. Incorporated by reference to Post-Effective Amendment No. 4 to the Form N-1A Registration Statement filed with the SEC on July 23, 2001 ("Post-Effective Amendment No. 4").

6(c). Form of Amendment No. 7 to Management Agreement. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed with the SEC on April 30, 2004 ("Post Effective Amendment No. 14").

6(d). Form of Investment Advisory Agreement between Harris Associates L.P. and Met Investors Advisory LLC with respect to Harris Oakmark International Portfolio. Incorporated by reference Post-Effective Amendment No. 9 filed with the SEC on February 14, 2003 ("Post-Effective Amendment No. 9").

7. Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class A shares. Incorporated by reference to Post-Effective Amendment No. 9.

8.   Not applicable.

9. Form of Custody Agreement between State Street Bank & Trust Company and Met Investors Series Trust. Incorporated by reference to Post-Effective Amendment No. 5 to the Form N-1A Registration Statement filed with the SEC on October 9, 2001.

10(a). Multiple Class Plan. Incorporated by reference to the Form N-1A Registration Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Incorporated by reference to the Form N-14AE Registration Statement.

12.  Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


13.  Not applicable.

14(a). Consent of KPMG LLP with respect to Mondrian International Stock Portfolio. Filed herewith.

14(b). Consent of Deloitte & Touche LLP with respect to Harris Oakmark International Portfolio. Filed herewith.

15.  Not applicable.


16. Powers of Attorney for Stephen M. Alderman, Jack R. Borsting, Theodore A. Myers, Tod H. Parrott, Dawn M. Vroegop and Roger T. Wickers dated December 25, 2005 and December 29, 2005. Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-14AE Registration Statement filed on January 9, 2006.

17. Form of Proxy and Voting Instructions. Incorporated by reference to the Form N-14AE Registration Statement.


Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


     As required by the Securities Act of 1933, this Pre-Effective Amendment
No. 2 to the Registration Statement has been signed on behalf of the Registrant, in the City of Irvine and State of California on the 27th day of January, 2006.


                                                  MET INVESTORS SERIES TRUST

                                                  By: /s/ Elizabeth M. Forget
                                                      -------------------------
                                                      Name: Elizabeth M. Forget
                                                      Title: President


     As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 27th day of January, 2006.



Signatures                          Title
----------                          -----

/s/ Elizabeth M. Forget             President, Trustee
---------------------------
Elizabeth M. Forget

/s/Jeffrey A. Tupper                Chief Financial Officer and Treasurer
---------------------------
Jeffrey A. Tupper*

/s/ Stephen M. Alderman             Trustee
---------------------------
Stephen M. Alderman*

/s/ Jack R. Borsting                Trustee
---------------------------
Jack R. Borsting*

/s/ Theodore A. Myers               Trustee
---------------------------
Theodore A. Myers*

/s/ Tod A. Parrott                  Trustee
---------------------------
Tod A. Parrott*

/s/ Dawn M. Vroegop                 Trustee
---------------------------
Dawn M. Vroegop*

/s/ Roger T. Wickers                Trustee
---------------------------
Roger T. Wickers*


* By: /s/Robert N. Hickey
      -------------------
      Robert N. Hickey
      Attorney-in-fact

                                  EXHIBIT INDEX


Exhibit
   No.
-------

12            Tax Opinion and Consent of Sullivan & Worcester LLP.

14(a)         Consent of KPMG LLP with respect to Mondrian International
              Stock Portfolio.

14(b) Consent of Deloitte & Touche LLP with respect to Harris Oakmark International Portfolio.